UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07257

SEI Institutional Investments Trust

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

CT Corporation

155 Federal Street

Boston, MA 02110

Registrant’s telephone number, including area code: 1-800-342-5734

Date of fiscal year end: May 31, 2015

Date of reporting period: May 31, 2015

Item 1.	Reports to Stockholders.

May 31, 2015

ANNUAL REPORT

SEI Institutional Investments Trust

† Large Cap Fund

† Large Cap Diversified Alpha Fund

† Large Cap Disciplined Equity Fund

† Large Cap Index Fund

† S&P 500 Index Fund

† Extended Market Index Fund

† Small Cap Fund

† Small Cap II Fund

† Small/Mid Cap Equity Fund

† U.S. Managed Volatility Fund

† World Equity Ex-US Fund

† Screened World Equity Ex-US Fund

† Emerging Markets Equity Fund

† Opportunistic Income Fund

† Core Fixed Income Fund

† High Yield Bond Fund

† Long Duration Fund

† Long Duration Credit Fund

† Ultra Short Duration Bond Fund

† Emerging Markets Debt Fund

† Real Return Fund

† Limited Duration Bond Fund

† Intermediate Duration Credit Fund

† Dynamic Asset Allocation Fund

† Multi-Asset Real Return Fund

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-DIAL-SEI; and (ii) on the Commission’s website at http://www.sec.gov.

SEI INSTITUTIONAL INVESTMENTS TRUST — MAY 31, 2015 (Unaudited)

To Our Shareholders:

The Funds’ fiscal year — June 1, 2014 through May 31, 2015 — began rather quietly. For example, the geopolitical standoff between Russia, Ukraine and Europe continued to come off the boil; U.S. economic growth recovered from its surprisingly weak start in 2014; certain high-risk areas of the market (such as high-yield and emerging-market debt and equities) continued the recoveries they had begun in late 2013 and early 2014; and key measures of volatility and investor risk aversion reached extreme lows by the end of June 2014. This all began to change in July 2014, as shocks in commodities and currency markets, accompanied by divergent central bank policies, fostered rising uncertainty and volatility as well as divergent behavior within and across asset classes. Despite the intrigue, most equity and fixed-income asset classes in the U.S. produced positive returns for the one-year period ending May 31, 2015. Results were more of a mixed bag in other asset classes and outside the U.S., as a significantly stronger dollar weighed on commodity and international-asset returns.

Geopolitical events

In contrast to the Funds’ previous fiscal year, the conflict between Russia and Ukraine (and, by extension, between Russia and western powers such as Europe and the U.S.) simmered but did not boil over. There was continued (and in some cases intensifying) strife in several Middle Eastern and African nations, including Syria, Iraq, Libya and Nigeria. However, disruptions within the latter three countries, which are net oil producers, were not sufficient to stop the price of crude oil from falling sharply during the period. In fact, some of the most interesting geopolitical wrangling occurred within the oil markets. Faced with a dramatic increase in North American oil production in recent years, the Organization of Petroleum Exporting Countries (“OPEC”) decided to maintain, rather than cut, existing production targets, despite “an extremely well-supplied market.”1 This decision reflected an intense battle for market share that began during 2014 between Saudi Arabia, the oil market’s key producer, and North America, where significant investments have been made in unconventional (but costlier) forms of oil-and-gas production. Although not necessarily related, the Obama administration invested a great deal of diplomatic time and effort during the year in reaching a deal with Iran — which happens to be Saudi Arabia’s key rival in the region — in an attempt to check its nuclear ambitions while easing the west’s economic sanctions. Although Iran has vast amounts of oil reserves, most energy analysts do not believe the agreement will have an immediate impact on either the country’s oil production or the global price of oil. Still, Saudi Arabia has been willing to allow the price of oil to fall in order to recover market share, even running down its foreign-currency reserves and increasing its borrowing to cover government expenditures. We believe these oil-market dynamics could continue to have diverse and meaningful impacts on the world’s economies and financial markets.

Economic performance

The Funds’ fiscal year began during the second quarter of 2014 when the U.S. economy was regaining traction following a weather-induced decline at the start of the year. The growth recovery continued in the third quarter of 2014 and slowed a bit in the fourth before contracting once again in the first quarter of 2015. This year’s first-quarter disappointment was driven by extreme winter weather in certain parts of the U.S., as well as sluggish demand from abroad. The latter factor was made worse by a stronger dollar (which makes imports from the U.S. more expensive to foreign buyers) and increasingly contentious labor negotiations in several west-coast ports that, at times, prevented the smooth flow of goods into and out of the country. While overall U.S. growth was not terribly impressive for the full period, it remained positive and, encouragingly, the labor market continued to strengthen. Initial claims for unemployment benefits maintained their sharp, downward trajectory from the highs of 2009, and the U.S. unemployment rate fell from 6.3% at the end of May 2014 to 5.5% at the end of May 2015, according to the Bureau of Labor Statistics. The proportion of working-age individuals participating in the labor force, which declined sharply from 2008 to 2013, continued to show signs of stabilizing. Employee compensation also exhibited steady growth, although the pace remained below its long-term average. While the U.S. economy appears to have rebounded in the second quarter of 2015, there have nonetheless been additional signs of sluggishness. For example, after a solid run during the first half of the Funds’ fiscal year, industrial production, capacity utilization and consumer-sentiment measures have been trending down since the start of 2015. And lower oil prices, historically a boon for U.S. consumers, have had a more mixed impact this time around. As global oil prices fell, many higher-cost North American producers began to struggle, as did states and regions where heavy energy investments were made in recent years. Still, the overall story during the reporting period was one of slow but continued growth. As a result, the Federal Reserve (“Fed”) ended its asset-purchase programs (also known as quantitative easing) in 2014, and most market observers still expect it to begin hiking interest rates sometime in late 2015. But these signs of sluggishness have pushed the expected start date of Fed interest rate hikes further into the future.

[1]	“OPEC 166th Meeting concludes,” Organization of the Petroleum Exporting Countries, November 27, 2014, <http://www.opec.org/opec_web/en/press_room/2938.htm>.

SEI Institutional Investments Trust / Annual Report / May 31, 2015	1

SEI INSTITUTIONAL INVESTMENTS TRUST — MAY 31, 2015 (Unaudited) (Continued)

Among developed markets, Japan’s economy was a standout, as the government’s reform efforts continued to foster recovery. The world’s third largest national economy struggled in the third quarter of 2014, following a national sales-tax hike designed to chip away at its high level of sovereign debt. However, it finished the period with two consecutive quarters of solid growth. Japan’s economy is still smaller than it was before the 2008-2009 financial crisis though, and as a result, policymakers in the government and at the Bank of Japan (“BOJ”) have signalled they are in no hurry to engage in further tightening measures at this point.

The U.K. economy, a stalwart among developed markets from 2013 into 2014, continued to grow during the Funds’ fiscal year but at a declining pace. The Bank of England, which began stabilizing policy in mid-2012, stood pat during the period. In the last five monthly meetings of 2014, however, two members of the bank’s Monetary Policy Committee (“MPC”) voted to lower the bank’s official interest rate target from 0.50% to 0.25%, reflecting uncertainty over the country’s slowing pace of growth. Thus far in 2015, MPC members have voted unanimously to keep the rate at 0.50%, indicating a more optimistic outlook. This development, along with May 2015 elections that gave a surprisingly resounding victory to conservatives, supported the country’s currency (the pound sterling) against the euro through the first five months of 2015 and against the U.S. dollar in May 2015.

Europe continued to play the sick man among developed economies, although consistent with recent years, country performance varied widely, and the eurozone’s growth trajectory was better than the period from 2011 through 2012 (although it was still slower than prior to the global financial crisis in 2008-2009). There were some important signs of improvement, driven in part by a weaker euro, which boosted demand for European exports. The catalyst for a weaker euro was the European Central Bank’s (“ECB”) initiation — finally — of a quantitative easing program aimed at stabilizing the continent’s financial system and fostering credit expansion and faster economic growth. These efforts were of limited help to Greece; the country remained the weakest link in the euro area, as it became clear that its government would not be able to make all of the scheduled payments to its creditors (most of them official institutions such as the ECB and the International Monetary Fund) in 2015. Elections in Greece led to the formation of a socialist government in early 2015 that was stridently opposed to the austerity measures imposed by 2011 and 2012 creditor agreements. As a result, investors and policymakers began to worry once more about whether Greece would have to leave the eurozone and, if so, whether its departure would cause financial contagion within and beyond Europe. From February through the end of May, Greece was in testy negotiations with its official creditors, eurozone finance ministers and heads of state, and especially Germany. The uncertainty was reflected in its bond yields (which, after falling steadily from mid-2012, reversed course and rose steadily from September 2014 through the end of May) and its stock market (which, as reflected by the Athens Stock Exchange General Index, fell more than 30% over the Funds’ fiscal year in euro terms). Among the core countries of the eurozone, Germany remained the strongest of the group, while France showed some meaningful improvement in economic activity. Activity in Italy’s economy, the eurozone’s third largest, continued to stagnate in 2014, while Spain’s economy, the fourth largest in the eurozone, continued to recover from its lows of 2013. At the end of 2014, unemployment in both countries remained high at 12.7% and 24.5%, respectively, according to the Organization for Economic Cooperation and Development; even worse, youth unemployment (ages 15 to 24) reemained above 40% in Italy and above 50% in Spain at the end of 2014. In our view, the eurozone economy still has a ways to go to return to full health, but policymakers finally appear to be taking steps in the right direction.

In emerging markets, the darlings of the prior decade — Brazil, China, India and Russia — continued to struggle with slowing growth or outright recession. Brazil and Russia were hit hard by the bear market in oil and other commodities, and slowdowns in their economies appeared to accelerate in 2015. Regionally, Brazil was not alone, as most economies in Latin America struggled during the period. Russia’s economy is widely expected to contract for full-year 2015, although its currency and its debt have stabilized since falling precipitously in the wake of the oil-price shock. China and India are still seeing very healthy rates of economic growth, but those rates continued to slow during the Funds’ fiscal year. In China, President Xi Jinping’s administration continued to vigorously pursue an anti-corruption agenda, but these efforts were overshadowed in the second half of the period by a series of surprise interest rate cuts and other easing measures by the People’s Bank of China (“PBOC”). In India, the election of Prime Minister Narendra Modi in 2014 was widely viewed as a business-friendly development, and the Indian stock market (as reflected by the India Bombay Stock Exchange 30 Sensex Index) responded favorably from early 2014 through early 2015. Since then, Indian stocks have moved sideways and slightly lower, as economic growth slowed and the new prime minister focused on longer-term reforms. Similar to the PBOC, the Reserve Bank of India made surprise cuts to its key lending rate in early 2015 for the first time since 2013. Growth in smaller emerging economies and frontier economies varied widely; this is normally the case, but the variation was accentuated by commodity-price shocks that favored commodity importers and hurt commodity exporters.

Market developments — commodities

Commodity markets were routed badly during the Funds’ fiscal year. As already noted, the oil market was hit especially hard due to substantial increases in global supply, driven by a massive expansion of North American production and OPEC’s refusal to cut output. Oil prices fell by more

2	SEI Institutional Investments Trust / Annual Report / May 31, 2015

than half from mid-2014 through the start of 2015 and ended the period more than 40% lower. Most other commodities were also hit hard, as they: fell in sympathy with oil; reacted to concerns about slowing growth in China and other large emerging markets; and responded to a sharply stronger U.S. dollar. (Most commodity trading takes place in U.S. dollars; thus, as the dollar’s value increases, the prices of most commodities tend to fall.) The Bloomberg Commodity Index fell by roughly 25% over the Funds’ fiscal year.

Market developments — fixed income and foreign exchange

One of the biggest stories in currency markets was the sharp appreciation of the U.S. dollar against most currencies from July 2014 through March 2015, as expectations of tighter Fed policy and dovish actions by the ECB and BOJ led investors to favor the dollar. This had an especially negative impact on local-currency emerging-market debt (“EMD”), as the market value of expected interest and principal payments declined in dollar terms. For example, local-currency bonds denominated in the Brazilian real and the Turkish lira were down 10% and 13%, respectively, due almost entirely to depreciation of those currencies against the dollar. On the other hand, dollar-denominated EMD outperformed, driven by the same U.S. dollar dynamic. Russia was among the worst EMD performers from June through December 2014, due to lower oil prices, western sanctions in response to its conflict with Ukraine, and a domestic recession. However, Russian debt returns were positive from the start of 2015 through the end of the Funds’ fiscal year, as the country’s outlook, while still subpar, stabilized. Venezuela, a major oil producer, also saw its debt punished by the market. Ukraine’s debt was hurt by continued conflict with Russia and worries about its economy. As noted above, the pound sterling was supported by business-friendly election results in 2015; this helped turn around its decline against the dollar from July 2014 through March 2015.

In U.S. fixed-income markets, inflation-protected securities lagged as inflation expectations fell in the face of lower commodity prices, a stronger dollar and sluggish growth. The U.S. Treasury yield curve flattened; shorter-term rates rose on expectations of a Fed rate hike in the near future, while longer-term rates fell on disappointing economic results, falling inflation expectations and bouts of risk aversion. Long rates reversed course in a choppy fashion from February 2015 through May 2015 but still ended the period slightly lower. This meant positive returns in longer-dated Treasurys, as Treasury bond yields and prices move inversely. Interest rate volatility was notably higher once the Fed ended its quantitative-easing efforts.

Most non-Treasury sectors performed well. Non-agency mortgage-backed securities (“MBS”), commercial MBS (“CMBS”) and asset-backed securities (“ABS”) outperformed comparably dated Treasurys. Non-agency MBS outperformance was driven by the ongoing U.S. housing recovery, limited supply and attractive risk-adjusted returns. CMBS outperformance, driven by ongoing improvement in commercial real estate fundamentals, was reflected in tightening yield spreads over Treasurys. (Spread is the additional yield offered by a security over a benchmark security, such as a Treasury, of similar maturity; when the spread narrows, it indicates that the higher-risk security has outperformed, and when it widens, it implies that the benchmark or risk-free security has outperformed.) Within ABS, securitized credit card and automobile loans were outperformers.

Investment-grade and high-yield corporate debt underperformed Treasurys, as spreads widened in both sectors. The struggles of the energy sector (especially issues related to oil, gas and coal production) played a significant role in the underperformance. Industrial issues also performed poorly overall. Within investment-grade, financials outperformed (especially banks, where bondholders have benefited from stricter capital regulations and sturdier balance sheets). Healthcare was also positive, thanks to solid corporate fundamentals and strong merger-and-acquisition (“M&A”) activity. Within high yield, collateralized loan obligations outperformed, primarily due to a supply-and-demand imbalance, as strong investor demand was met by sluggish loan production. Taxable municipal debt also performed well compared to corporates.

Market developments — equities

In the U.S., stocks, as reflected by the S&P 500 Index, sold off sharply at two points during the Funds’ fiscal year — summer 2014 and October 2014. However, they recovered enough to post low double-digit returns over the full period. The more technology-heavy Nasdaq Composite Index was a notable outperformer among U.S. benchmarks, thanks to the strong performance of biotechnology and information technology names. Volatility, as measured by the Chicago Board Options Exchange Volatility Index or VIX (a measure of risk aversion derived from the behavior of buyers and sellers of options on the S&P 500), fell to extreme lows through the end of June 2014 before turning up and then spiking in October during the stock market selloff. Volatility spiked again from December 2014 through January 2015 on further bouts of risk aversion. From that point on, the VIX was in a downtrend, reminiscent of its behavior a year ago but at slightly higher levels overall. Small-cap stocks, as measured by the Russell 2000 Index, underperformed large caps (Russell 1000) during the first half of the Funds’ fiscal year, outperformed in March-to-April of 2015, then hit a bit of a rough patch through the end of May. For the full period, large- and small-cap stocks provided similar

SEI Institutional Investments Trust / Annual Report / May 31, 2015	3

SEI INSTITUTIONAL INVESTMENTS TRUST — MAY 31, 2015 (Unaudited) (Concluded)

returns. Growth stocks (Russell 1000 Growth Index) and value stocks (Russell 1000 Value Index) performed largely in line from the start of the period through the October selloff. After that, growth stocks outperformed notably. This was driven primarily by the strong rallies in growth-oriented healthcare and biotechnology names and the carnage in value-heavy energy stocks that resulted from the aforementioned oil-market upheaval. After underperforming in the first few months, lower-volatility stocks outperformed higher-volatility ones in the second half of the fiscal year. Most U.S. equity sectors provided positive returns. Healthcare led the way (thanks to biotechnology and vigorous M&A activity) followed by information technology. Large-cap consumer discretionary names also did well. Energy was a significant underperformer, especially in the small-cap arena, which was heavy with exploration & production and oil-field services & equipment providers.

Outside of the U.S., stock returns were uninspiring in U.S. dollar terms; the MSCI ACWI ex-US Index was down slightly. (Returns measured in a global currency basket were over 10%.) There were notable divergences across (and within) sectors, countries and regions. Five out of ten sectors in the Index produced positive dollar returns. As in the U.S., healthcare and information technology were strongest, and energy (along with utilities) was weakest. Regionally, Japan was a notable outperformer, as the government’s economic and financial reform efforts continued to have positive effects; as a result, the country outperformed both European and U.K. equities within MSCI ACWI ex-US. In emerging markets, China’s domestic A shares performed quite well; so well, in fact, that many observers were concerned about a bubble in that country’s stock market by the end of the reporting period. As a group, emerging markets (as reflected by the MSCI Emerging Markets Index) were outpaced by developed markets, but within the asset class, Asia did well. For the full period, China was up over 30%, India more than 20% and Taiwan more than 10%. Malaysia and Indonesia lagged, with both markets down in the high single digits. In Asian frontier markets, Pakistan was a standout performer, but the rest of the group lagged Asian developed; Vietnam, Sri Lanka and Bangladesh were the worst performers among Asian frontier markets. In Europe, Middle East and Africa (“EMEA”), both emerging and frontier markets fared poorly in U.S. dollar terms, with both down more than 6%. There was some dispersion within these results. Within emerging, Egypt performed well, while Greece, Poland and Turkey produced negative returns. Romania saw positive returns in frontier EMEA, but several countries were down in high-single to low-double digits, and Kazakhstan was the worst performer, down almost 30%. Results in Latin America were similar; emerging markets were down almost 20%, led lower by Brazil and Colombia, while in frontier markets, Argentina led with a 6% return, and Panama was the laggard with a 25% loss.

Our view

Toward the end of the Funds’ fiscal year, there were indications that the U.S. economy had returned to growth, but the immediate rebound was not as strong as the one seen in the second quarter of 2014. Whether its momentum improves remains to be seen, and the outcome could influence the Fed’s policy decisions later in 2015. Global growth also remains sluggish overall, but policy measures being taken in many developed and emerging economies should brighten the outlook in the quarters and years ahead. Although the U.S. and U.K. have led developed markets in recent years, we believe there may be more attractive opportunities in Europe and Japan, based on comparative equity-market valuations. Emerging-market equities are cheap in relative terms, but we would view them as a longer-term theme. In fixed-income markets, low-risk and risk-free sovereign government debt still looks expensive to us, but credit markets should continue to offer relative-value opportunities. Finally, while commodities and other inflation-sensitive asset classes may continue to struggle, we believe they still have a role to play in some investors’ portfolios; historically, they have helped preserve purchasing power, and they are certainly cheaper after the developments of the 12 months ending May 31, 2015.

On behalf of SEI Investments, I want to thank you for your continued confidence. We are working every day to maintain that confidence, and we look forward to serving your investment needs in the future.

Sincerely,

William Lawrence

Managing Director, Portfolio Management Group

4	SEI Institutional Investments Trust / Annual Report / May 31, 2015

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INVESTMENTS TRUST — MAY 31, 2015 (Unaudited)

Large Cap Fund

I. Objective

The Large Cap Fund (the “Fund”) seeks to provide long-term growth of capital and income.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisers as of May 31, 2015: AJO, L.P.; AQR Capital Management, LLC; Brown Advisory LLC; Jackson Square Partners, LLC; LSV Asset Management; and Waddell & Reed Investment Management Co. There were no sub-adviser changes during the year.

III. Return vs. Benchmark

For the fiscal year ending May 31, 2015, the Fund outperformed the Russell 1000® Index (“Index”), returning 11.95% versus an Index return of 11.91%.

IV. Fund Attribution

Absolute Performance

As noted in the enclosed shareholder letter, the modest, ongoing U.S. economic expansion, supported by stimulative monetary policy, provided a positive backdrop for the U.S. equity market. Nine out of ten sectors in the Russell 1000® Index posted positive returns. Healthcare was the strongest sector, returning 28.95% over the fiscal year ending May 31, 2015, followed by technology with an 18.73% return and consumer discretionary with a 17.39% return. Energy was the only negative sector; it declined 16.22%, as oil prices declined more than 42% during the period.

Benchmark-Relative Performance

Sector overweights in healthcare and technology had positive effects, but they did not fully offset the negative impact from an overweight in energy.

Selection was positive overall, driven by healthcare, energy and staples names, while selection in consumer discretionary, technology and materials lagged.

Among the Fund’s managers, Jackson Square Partners, LLC was the best performer due to selection in healthcare. Brown Advisory LLC posted strong returns from selection in technology. Waddell & Reed Investment Management Co lagged due to selection in industrials and consumer discretionary.

Large Cap Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Large Cap Fund, Class A	11.95%	20.38%	16.60%	8.43%	8.20%
Russell 1000® Index	11.91%	19.97%	16.68%	8.38%	8.46%

Comparison of Change in the Value of a $100,000 Investment in the Large Cap Fund, Class A, versus the Russell 1000® Index

[1]

For the year ended May 31, 2015. Past performance is not an indication of future performance. Class A shares were offered beginning 6/14/96. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2015	5

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INVESTMENTS TRUST — MAY 31, 2015 (Unaudited)

Large Cap Diversified Alpha Fund

I. Objective

The Large Cap Diversified Alpha Fund (the “Fund”) seeks to provide long-term growth of capital and income.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisers as of May 31, 2015: AJO, L.P.; Brandywine Global Investment Management, LLC; Jackson Square Partners, LLC; and Parametric Portfolio Associates LLC. There were no sub-adviser changes during the year.

III. Return vs. Benchmark

For the fiscal year ending May 31, 2015, the Fund outperformed the Russell 1000® Index (“Index”), returning 12.43% versus an Index return of 11.91%.

IV. Fund Attribution

Absolute Performance

As noted in the enclosed shareholder letter, the modest, ongoing U.S. economic expansion, supported by stimulative monetary policy, provided a positive backdrop for the U.S. equity market. Nine out of ten sectors in the Russell 1000® Index posted positive returns. Healthcare was the strongest sector, returning 28.95% over the fiscal year ending May 31, 2015, followed by technology with an 18.73% return and consumer discretionary with a 17.39% return. Energy was the only negative sector; it declined 16.22%, as oil prices declined more than 42% during the period.

Benchmark-Relative Performance

Sector allocation was slightly positive, as the positive contribution from a technology overweight offset the negative impact from an overweight in energy.

Selection was positive, driven by healthcare names, while selection in consumer discretionary, technology and materials lagged.

Among the Fund’s managers, Jackson Square Partners, LLC was the best performer due to selection in healthcare. Brandywine Global Investment Management, LLC was the main laggard due to selection in consumer discretionary, as well as the underperformance of its value-versus-growth tilt.

Large Cap Diversified Alpha Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
Large Cap Diversified Alpha Fund, Class A	12.43%	20.02%	16.81%	6.94%
Russell 1000® Index	11.91%	19.97%	16.68%	7.98%

Comparison of Change in the Value of a $100,000 Investment in the Large Cap Diversified Alpha Fund, Class A, versus the Russell 1000® Index

[1]

For the year ended May 31, 2015. Past performance is no indication of future performance. Class A shares were offered beginning 2/28/06. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

6	SEI Institutional Investments Trust / Annual Report / May 31, 2015

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INVESTMENTS TRUST — MAY 31, 2015 (Unaudited)

Large Cap Disciplined Equity Fund

I. Objective:

The Large Cap Disciplined Equity Fund (the “Fund”) seeks to provide capital appreciation.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisers as of May 31, 2015: Analytic Investors, LLC; INTECH Investment Management LLC; Lazard Asset Management LLC; Oppenheimer Funds, Inc.; and Quantitative Management Associates LLC. There were no sub-adviser changes during the year.

III. Return vs. Benchmark

For the fiscal year ending May 31, 2015, the Fund outperformed the S&P 500 Index (“Index”), returning 12.23% versus an Index return of 11.81%.

IV. Fund Attribution

Absolute Performance

As noted in the enclosed shareholder letter, the modest, ongoing U.S. economic expansion, supported by stimulative monetary policy, provided a positive backdrop for the U.S. equity market. Nine out of ten sectors in the S&P 500 Index posted positive returns. Healthcare was the strongest sector, returning 27.35% over the fiscal year ending May 31, 2015, followed by technology with an 18.81% return and consumer discretionary with a 17.99% return. Energy was the only negative sector; it declined 15.50%, as oil prices declined more than 42% during the year.

Benchmark-Relative Performance

Allocation and selection were both very strong, as an underweight to energy and overweight in healthcare both contributed to performance.

Stock selection in healthcare and industrials were both strong, while selection in consumer discretionary lagged.

Among the Fund’s managers, Lazard Asset Management LLC was the best performer due to its selection in healthcare. Analytic Investors, LLC posted strong returns from selection in industrials and energy. Oppenheimer Funds, Inc. lagged due to selection in consumer staples and energy.

Large Cap Disciplined Equity Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Large Cap Disciplined Equity Fund, Class A	12.23%	20.14%	16.54%	7.07%	8.00%
S&P 500 Index	11.81%	19.67%	16.54%	8.12%	8.72%

Comparison of Change in the Value of a $100,000 Investment in the Large Cap Disciplined Equity Fund, Class A, versus the S&P 500 Index

[1]

For the year ended May 31, 2015. Past performance is not an indication of future performance. Class A shares were offered beginning 8/28/03. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2015	7

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INVESTMENTS TRUST — MAY 31, 2015 (Unaudited)

Large Cap Index Fund

I. Objective:

The Large Cap Index Fund (the “Fund”) seeks to provide investment results that correspond to the aggregate price and dividend performance of the securities in the Russell 1000 Index.

II. Multi-Manager Approach Statement

The Fund uses a sub-adviser to manage the Fund under the supervision of SEI Investments Management Corporation (“SIMC”). The sole sub-adviser as of May 31, 2015 was SSgA Funds Management, Inc. There were no sub-adviser changes during the year.

III. Return vs. Benchmark

For the fiscal year ending May 31, 2015, the Fund underperformed the Russell 1000® Index (“Index”), returning 11.89% versus an Index return of 11.91%.

IV. Fund Attribution

As noted in the enclosed shareholder letter, the modest, ongoing U.S. economic expansion, supported by stimulative monetary policy, provided a positive backdrop for the U.S. equity market. Nine out of ten sectors in the Russell 1000® Index posted positive returns. Healthcare was the strongest sector, returning 28.95% over the fiscal year ending May 31, 2015, followed by technology with an 18.73% return and consumer discretionary with a 17.39% return. Energy was the only negative sector; it declined 16.22%, as oil prices declined more than 42% during the year.

Large Cap Index Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Large Cap Index Fund, Class A	11.89%	19.93%	16.65%	8.35%	7.18%
Russell 1000® Index	11.91%	19.97%	16.68%	8.38%	8.46%

Comparison of Change in the Value of a $100,000 Investment in the Large Cap Index Fund, Class A, versus the Russell 1000® Index

[1]

For the year ended May 31, 2015. Past performance is not an indication of future performance. Class A shares were offered beginning 4/1/02. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

8	SEI Institutional Investments Trust / Annual Report / May 31, 2015

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INVESTMENTS TRUST — MAY 31, 2015 (Unaudited)

S&P 500 Index Fund

I. Objective:

The S&P 500 Index Fund (the “Fund”) seeks investment results that correspond to the aggregate price and dividend performance of the securities in the S&P 500 Index.

II. Multi-Manager Approach Statement

The Fund uses a sub-adviser to manage the Fund under the supervision of SEI Investments Management Corporation (“SIMC”). The sole sub-adviser as of May 31, 2015 was SSgA Funds Management, Inc. There were no sub-adviser changes during the year.

III. Return vs. Benchmark

For the fiscal year ending May 31, 2015, the Fund underperformed the S&P 500 Index (“Index”), returning 11.71% versus an Index return of 11.81%.

IV. Fund Attribution

Absolute Performance

As noted in the enclosed shareholder letter, the modest, ongoing U.S. economic expansion, supported by stimulative monetary policy, provided a positive backdrop for the U.S. equity market. Nine out of ten sectors in the S&P 500 Index posted positive returns. Healthcare was the strongest sector, returning 27.35% over the fiscal year ending May 31, 2015, followed by technology with an 18.81% return and consumer discretionary with a 17.99% return. Energy was the only negative sector; it declined 15.50%, as oil prices declined more than 42% during the year.

S&P 500 Index Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized Inception to Date
S&P 500 Index Fund, Class A	11.71%	13.27%
S&P 500 Index	11.81%	13.33%

Comparison of Change in the Value of a $100,000 Investment in the S&P 500 Index Fund, Class A, versus the S&P 500 Index

[1]

For the year ended May 31, 2015. Past performance is not an indication of future performance. Class A shares were offered beginning 12/18/13. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2015	9

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INVESTMENTS TRUST — MAY 31, 2015 (Unaudited)

Extended Market Index Fund

I. Objective:

The Extended Market Index Fund (the “Fund”) seeks to provide investment results that approximate, as closely as practicable and before expenses, the performance of the Russell Small Cap Completeness Index.

II. Multi-Manager Approach Statement

The Fund uses a sub-adviser to manage the Fund under the supervision of SEI Investments Management Corporation (“SIMC”). The sole sub-adviser as of May 31, 2015 was SSgA Funds Management, Inc. There were no sub-adviser changes during the year.

III. Return vs. Benchmark

For the fiscal year ending May 31, 2015, the Fund outperformed the Russell Small Cap Completeness Index (“Index”), returning 11.61% versus an Index return of 11.56%.

IV. Fund Attribution

Absolute Performance

As noted in the enclosed shareholder letter, the modest, ongoing U.S. economic expansion, supported by stimulative monetary policy, provided a positive backdrop for the U.S. equity market. Nine out of ten sectors in the Russell Small Cap Completeness Index posted positive returns. Healthcare was the strongest sector, returning 43.11% over the fiscal year ending May 31, 2015, followed by technology with an 18.21% return and consumer discretionary with a 14.31% return. Energy was the only negative sector; it declined 33.54%, as oil prices declined more than 42% during the year.

Extended Market Index Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized Inception to Date
Extended Market Index Fund, Class A	11.61%	18.01%
Russell Small Cap Completeness Index	11.56%	18.03%

Comparison of Change in the Value of a $100,000 Investment in the Extended Market Index Fund, Class A, versus the Russell Small Cap Completeness Index

[1]

For the year ended May 31, 2015. Past performance is not an indication of future performance. Class A shares were offered beginning 2/28/13. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

10	SEI Institutional Investments Trust / Annual Report / May 31, 2015

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INVESTMENTS TRUST — MAY 31, 2015 (Unaudited)

Small Cap Fund

I. Objective:

The Small Cap Fund (the “Fund”) seeks to provide capital appreciation.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisers as of May 31, 2015: AQR Capital Management, LLC; EAM Investors, LLC; J.P. Morgan Investment Management Inc.; LSV Asset Management; Montibus Capital Management LLC; Robeco Investment Management, Inc.; Security Capital Research & Management Incorporated; and William Blair & Company L.L.C. During the year, EAM Investors, LLC was added, while AllianceBernstein L.P., Artisan Partners Limited Partnership, Janus Capital Management, Inc. and Lee Munder Capital Group, LLC were removed.

III. Return vs. Benchmark

For the fiscal year ending May 31, 2015, the Fund underperformed the Russell 2000® Index (“Index”), returning 9.86% versus an Index return of 11.32%.

IV. Fund Attribution

Absolute Performance

As noted in the enclosed shareholder letter, the modest, ongoing U.S. economic expansion, supported by stimulative monetary policy, provided a positive backdrop for the U.S. equity market. Eight out of ten sectors in the Russell 2000® Index posted positive returns, and five of them posted double-digit returns. Healthcare was the strongest sector, returning 41.3% over the fiscal year ending May 31, 2015, primarily driven by biotechnology. Technology followed with a 21.81% return. Energy and materials were the only negative sectors; energy declined 33.54%, as oil prices declined more than 42% during the year, while materials were down 1.2%.

Benchmark-Relative Performance

Sector allocation was the main detractor, as overweights in energy and industrials dragged on performance. An underweight in materials partially offset this effect.

Roughly half of the managers outperformed, and half underperformed the Russell 2000® Index. J.P. Morgan Investment Management Inc. was the strongest outperformer due to stock selection, particularly in industrials. Robeco Investment Management, Inc. was the weakest performer due to poor selection in energy and industrials.

Small Cap Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Small Cap Fund, Class A	9.86%	18.71%	13.91%	7.75%	8.53%
Russell 2000® Index	11.32%	19.45%	15.04%	8.73%	8.26%

Comparison of Change in the Value of a $100,000 Investment in the Small Cap Fund, Class A, versus the Russell 2000® Index

[1]

For the year ended May 31, 2015. Past performance is not an indication of future performance. Class A shares were offered beginning 6/14/96. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2015	11

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INVESTMENTS TRUST — MAY 31, 2015 (Unaudited)

Small Cap II Fund

I. Objective:

The Small Cap II Fund (the “Fund”) seeks to provide capital appreciation.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisers as of May 31, 2015: Alliance Bernstein L.P.; AQR Capital Management, LLC; EAM Investors, LLC; Fiduciary Management Associates, LLC; LMCG Investments, LLC; Montibus Capital Management LLC.; and Snow Capital Management L.P. EAM Investors, LLC and Snow Capital Management LLC were added during the year.

III. Return vs. Benchmark

For the fiscal year ending May 31, 2015, the Fund outperformed the Russell 2000® Index (“Index”), returning 12.58% versus an Index return of 11.32%.

IV. Fund Attribution

Absolute Performance

As noted in the enclosed shareholder letter, the modest, ongoing U.S. economic expansion, supported by stimulative monetary policy, provided a positive backdrop for the U.S. equity market. Eight out of ten sectors in the Russell 2000® Index posted positive returns, and five of them posted double-digit returns. Healthcare was the strongest sector, returning 41.3% over the fiscal year ending May 31, 2015, primarily driven by biotechnology. Technology followed with a 21.81% return. Energy and materials were the only negative sectors; energy declined 33.54%, as oil prices declined more than 42% during the year, while materials were down 1.2%.

Benchmark-Relative Performance

Sector allocation was slightly positive, driven by an overweight in technology; this was offset by a slight overweight in energy.

Selection was very strong; positive results in eight out of ten sectors contributed 1.75% to relative returns. Contributions were strongest in healthcare, materials and consumer staples, while selection within industrials and technology lagged.

Among the Fund’s managers, five of the seven outperformed the Russell 2000® Index. Montibus Capital Management LLC was the strongest outperformer due to its stock selection in healthcare, information technology and financials. LMCG Investments, LLC was the weakest performer due to poor selection and sector allocations in healthcare and industrials.

Small Cap II Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized Inception to Date
Small Cap II Fund, Class A	12.58%	19.30%	16.92%
Russell 2000® Index	11.32%	19.45%	17.48%

Comparison of Change in the Value of a $100,000 Investment in the Small Cap II Fund, Class A, versus the Russell 2000® Index

[1]

For the year ended May 31, 2015. Past performance is not an indication of future performance. Class A shares were offered beginning 4/10/12. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

12	SEI Institutional Investments Trust / Annual Report / May 31, 2015

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INVESTMENTS TRUST — MAY 31, 2015 (Unaudited)

Small/Mid Cap Equity Fund

I. Objective:

The Small/Mid Cap Fund (the “Fund”) seeks to provide long-term capital appreciation.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisers as of May 31, 2015: AllianceBernstein L.P.; Arrowpoint Asset Management, LLC; CastleArk Management LLC.; Integrity Asset Management; LMCG Investments, LLC; LSV Asset Management; Montibus Capital Management LLC; Robeco Investment Management, Inc.; and Security Capital Research & Management Incorporated. During the year, Arrowpoint Asset Management, LLC and CastleArk Management LLC were added; Janus Capital Management, Inc., Wellington Management Company, LLP, and William Blair & Company, LLC were removed.

III. Return vs. Benchmark

For the fiscal year ending May 31, 2015, the Fund underperformed the Russell 2500® Index (“Index”), returning 11.16% versus an Index return of 11.76%.

IV. Fund Attribution

Absolute Performance

As noted in the enclosed shareholder letter, the modest, ongoing U.S. economic expansion, supported by stimulative monetary policy, provided a positive backdrop for the U.S. equity market. Eight out of ten sectors in the Russell 2500® Index posted positive returns, and five of them posted double-digit returns. Healthcare was the strongest sector, returning 42.85% over the fiscal year ending May 31, 2015, primarily driven by biotechnology. Technology followed with a 19.57% return. Energy and telecommunications were the only negative sectors; energy declined 36.91%, as oil prices declined more than 42% during the year, while telecoms were down 0.73%.

Benchmark-Relative Performance

Sector allocation was slightly negative overall. Overweights in healthcare and technology, combined with an underweight in materials, were positive, but an overweight to the underperforming industrials sector detracted.

Stock selection lagged slightly, due to picks in the industrials and materials sectors.

Among the Fund’s managers, Arrowpoint Asset Management, LLC contributed the most to the performance against the Russell 2500® Index due to solid stock selection, particularly in consumer discretionary. Montibus Capital Management LLC was also a strong contributor due to selection across most sectors. Integrity Asset Management was the weakest performer due to poor selection, primarily in industrials.

Small/Mid Cap Equity Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Small/Mid Cap Equity Fund, Class A	11.16%	20.01%	15.45%	8.61%	9.31%
Russell 2500® Index	11.76%	20.36%	16.28%	9.51%	10.03%

Comparison of Change in the Value of a $100,000 Investment in the Small/Mid Cap Equity Fund, Class A, versus the Russell 2500® Index

[1]

For the year ended May 31, 2015. Past performance is not an indication of future performance. Class A shares were offered beginning 12/15/03. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2015	13

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INVESTMENTS TRUST — MAY 31, 2015 (Unaudited)

U.S. Managed Volatility Fund

I. Objective:

The U.S. Managed Volatility Fund (the “Fund”) seeks capital appreciation with less volatility than the broad U.S. equity markets.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisers as of May 31, 2015: AJO, L.P.; Analytic Investors, LLC; and LSV Asset Management. There were no sub-adviser changes during the year.

III. Return vs. Benchmark

For the fiscal year ending May 31, 2015, the Fund outperformed the Russell 3000® Index (“Index”), returning 13.33% versus an Index return of 11.86%.

IV. Fund Attribution

Absolute Performance

As noted in the enclosed shareholder letter, lower-volatility stocks performed well, especially in the second half of the year ending May 31, 2015, and the Fund benefited from exposure to this area of the market. A tilt toward smaller-capitalization stocks also contributed to the Fund’s positive performance.

From a sector perspective, healthcare and consumer staples helped drive performance. Energy holdings were detrimental, given the steep decline in oil prices during the second half of the year. Telecommunications also had a negative effect.

Benchmark-Relative Performance

The underweight to higher-volatility stocks contributed significantly to the fund’s relative performance throughout the year. Positive stock selection also boosted performance.

However, the tilt to lower volatility accounted to a less extent for the fund’s excess return as there were other tilts and active positions (described below) which explained a greater part of the outperformance.

The Fund’s underweights to energy and industrials were important contributors to outperformance, as oil and other commodity prices plunged during the year.

An overweight to the healthcare sector (particularly the equipment & services industry) was particularly beneficial, as increased merger-and-acquisition activity drew investors into the sector. An underweight to technology and an overweight to utilities detracted.

The Fund’s allocation to stocks exhibiting strong momentum was positive. While value stocks were relatively poor performers, selection among value stocks more than offset their drag on performance.

At the manager level, Analytic Investors, LLC and LSV Asset Management managed to beat the Russell 3000® Index, while AJO, L.P. lagged marginally, due to poor selection and a significant underweight in technology, which rallied strongly. Analytic Investors, LLC and LSV Asset Management benefited primarily from underweights to energy and overweights to healthcare.

U.S. Managed Volatility Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
U.S. Managed Volatility Fund, Class A	13.33%	19.55%	17.72%	16.23%
Russell 3000® Index	11.86%	19.92%	16.54%	17.08%

Comparison of Change in the Value of a $100,000 Investment in the U.S. Managed Volatility Fund, Class A, versus the Russell 3000® Index

[1]

For the year ended May 31, 2015. Past performance is not an indication of future performance. Class A shares were offered beginning 12/31/08. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

14	SEI Institutional Investments Trust / Annual Report / May 31, 2015

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INVESTMENTS TRUST — MAY 31, 2015 (Unaudited)

World Equity Ex-US Fund

I. Objective:

The World Equity Ex-US Fund (the “Fund”) seeks to provide capital appreciation.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisers as of May 31, 2015: Acadian Asset Management LLC, Bailie Gifford Overseas Ltd.; EARNEST Partners LLC; JO Hambro Capital Management Limited; McKinley Capital Management, LLC; and NFJ Investment Group LLC. During the year, Thornburg Investment Management Inc. was removed from the Fund.

III. Return vs. Benchmark

For the fiscal year ending May 31, 2015, the Fund outperformed the MSCI All Country World Ex-US Net Index (“Index”), returning 1.93% versus an Index return of -0.90%.

IV. Fund Attribution

Absolute Performance

As noted in the shareholder letter, a sharply stronger U.S. dollar kept a lid on the returns of many assets outside the United States, and global equities were no exception. The Fund provided low single-digit returns, while its benchmark index was slightly negative.

There were notable performance divergences between regions. Thanks to government stimulus and reform efforts, Japan easily outpaced its developed-market peers in Europe and the U.K. Emerging markets lagged developed markets overall, although Asian emerging markets — most notably China, India and Taiwan — did well. Other emerging markets fared poorly, including Brazil and Russia, as well as the smaller countries of Colombia, UAE, Turkey and Poland.

Only five out of ten sectors posted positive returns. Healthcare was the strongest by far, followed by information technology and consumer discretionary. Financials and industrials were slightly positive. All other sectors were negative, with the worst performances from energy and utilities.

Benchmark-Relative Performance

Regional allocation detracted slightly, while stock selection generated strong results. The strongest relative contribution came from Europe and the Middle East, thanks to stock selection in Ireland, Switzerland, Germany, Netherlands, Spain and Italy. Stock selection in Norway was the only meaningful detractor in the region; an overweight to the country also hurt results. Stock selection in the U.K. also contributed positively. Selection was strong in Canada. An underweight to and selection in Japan detracted from relative returns. Emerging markets had a negative impact overall, due to stock selection. The Fund benefited from an ex-benchmark position in U.S. companies. The Fund’s U.K. holdings also performed well, delivering a return of over 3%, far outpacing the overall U.K. market. A similar outcome was seen in the Fund’s Pacific ex-Japan holdings, where the Fund’s Hong Kong holdings enjoyed a tailwind, offset to a small extent by selection in Australia. The Fund’s European holdings posted slightly positive returns overall. Holdings in some of the smaller economies performed well, most notably Ireland, Italy and Belgium. The biggest detractors were holdings in Portugal, Norway and Austria.

From a sector standpoint, both stock selection and sector allocation were positive. Selection was strongest in healthcare, followed by information technology (“IT”), financials, materials and consumer discretionary. Selection in energy, utilities and consumer staples detracted. Significant overweights to IT and healthcare were positive, as both of those sectors performed well, as noted in the shareholder letter. The Fund’s relative performance was also helped by an underweight to energy.

World Equity Ex-US Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
World Equity Ex-US Fund, Class A	1.93%	13.98%	9.38%	5.56%	5.27%
MSCI All Country World Ex-US Net Index	-0.90%	12.61%	8.09%	6.04%	6.23%

SEI Institutional Investments Trust / Annual Report / May 31, 2015	15

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INVESTMENTS TRUST — MAY 31, 2015 (Unaudited)

World Equity Ex-US Fund (Concluded)

Comparison of Change in the Value of a $100,000 Investment in the World Ex-US Equity Fund, Class A, versus the MSCI All Country World Ex-US Net Index

[1]

For the year ended May 31, 2015. Past performance is not an indication of future performance. Class A shares were offered beginning 3/28/05. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

16	SEI Institutional Investments Trust / Annual Report / May 31, 2015

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INVESTMENTS TRUST — MAY 31, 2015 (Unaudited)

Screened World Equity Ex-US Fund

I. Objective:

The Screened World Equity Ex-US Fund (the “Fund”) seeks to provide capital appreciation.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisers as of May 31, 2015: Acadian Asset Management LLC; Baillie Gifford Overseas Ltd; EARNEST Partners LLC; and McKinley Capital Management, LLC. During the year, Thornburg Investment Management Inc. was removed from the Fund.

III. Return vs. Benchmark

For the fiscal year ending May 31, 2015, the Fund outperformed the MSCI All Country World Ex-US Net Index (“Index”), returning -0.04% versus an Index return of -0.90%.

IV. Fund Attribution

Absolute Performance

As noted in the shareholder letter, a sharply stronger U.S. dollar kept a lid on the returns of many assets outside the United States, and global equities were no exception. Both the Fund and its benchmark realized slightly negative returns.

There were notable performance divergences between regions. Thanks to government stimulus and reform efforts, Japan easily outpaced its developed-market peers in Europe and the U.K. Emerging markets lagged developed markets overall, although Asian emerging markets — most notably China, India and Taiwan — did well. Other emerging markets fared poorly, including Brazil and Russia, as well as the smaller countries of Colombia, UAE, Turkey and Poland. The Fund’s European holdings posted a negative return overall. Holdings in some of the smaller economies performed well, including Ireland, Denmark, Italy and Belgium. The biggest detractors were Portugal, Norway and Austria.

Six out of ten sectors posted positive returns. Healthcare was the strongest, followed by information technology, consumer discretionary,

telecommunications and industrials. Poorly performing sectors were led by energy, followed by utilities and materials.

Benchmark-Relative Performance

Regionally, stock selection generated strong results against the benchmark, while allocation detracted. The strongest contributions came from selection in the U.K. and Europe and the Middle East (especially in Ireland, Spain, Italy, Finland and Denmark). Selection in the Netherlands detracted, as did overweights to Norway and Austria. Selection was strong in Canada, and the Fund benefited from off-benchmark holdings in the United States. An underweight to and selection in Japan detracted. Within emerging markets, selection was positive in Latin America and also in the Europe, Middle East and Africa region but negative in emerging Asia (especially China and Korea). A slight overweight to emerging markets negatively impacted results. The Fund’s Pacific ex-Japan holdings performed well, thanks to a tailwind from Hong Kong; this was offset to a small extent by selection in Australia.

From a sector standpoint, allocation was positive, but stock selection detracted slightly. Selection was strongest in industrials, healthcare and materials. Selection in energy, information technology (IT) and financials detracted. A significant overweight to IT, along with underweights to energy and utilities, was positive.

SEI Institutional Investments Trust / Annual Report / May 31, 2015	17

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INVESTMENTS TRUST — MAY 31, 2015 (Unaudited)

Screened World Equity Ex-US Fund (Concluded)

Screened World Equity Ex-US Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
Screened World Equity Ex-US Fund, Class A	-0.04%	12.68%	8.15%	0.92%
MSCI All Country World Ex-US Net Index	-0.90%	12.61%	8.09%	2.58%

Comparison of Change in the Value of a $100,000 Investment in the Screened World Ex-US Equity Fund, Class A, versus the MSCI All Country World Ex-US Net Index

[1]

For the year ended May 31, 2015. Past performance is not an indication of future performance. Class A shares were offered beginning 6/30/08. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

18	SEI Institutional Investments Trust / Annual Report / May 31, 2015

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INVESTMENTS TRUST — MAY 31, 2015 (Unaudited)

Emerging Markets Equity Fund

I. Objective:

The Emerging Markets Equity Fund (the “Fund”) seeks to provide capital appreciation.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisers as of May 31, 2015: AllianceBernstein L.P.; Causeway Capital Management LLC; JO Hambro Capital Management Limited; Kleinwort Benson Investors International Ltd; RWC Asset Advisers (US) LLC; and WCM Investment Management. During the period, Lazard Asset Management LLC and Everest Capital LLC were removed from the Fund, and RWC Asset Advisers (US) LLC and WCM Investment Management were added.

III. Return vs. Benchmark

For the period October 31, 2014 to May 31, 2015, the Fund outperformed the MSCI Emerging Markets Index (“Index”), returning 0.33% versus an Index return of -0.10%.

IV. Fund Attribution

Absolute Performance

As noted in the shareholder letter, a sharply stronger U.S. dollar kept a lid on the returns of many assets outside the United States, and emerging-market equities were no exception. The Fund’s return was slightly positive, while its benchmark realized slightly negative returns.

The strongest-performing regions were in Asia. Chinese and Hong Kong-listed stocks boosted returns, as did the more advanced markets of Taiwan and Korea. The Philippines also performed well. Some of the smaller emerging economies in Asia fared poorly, such as Malaysia and Indonesia. Frontier markets in Asia performed poorly overall; Pakistan was an exception, but Sri Lanka, Vietnam and Bangladesh were down over the year. There was significant dispersion of results within the Europe, Middle East and Africa (“EMEA”) region. Emerging markets were led by Egypt, and Hungary and Qatar were up slightly. Frontier markets were led by single-digit returns in Romania, Morocco and Ukraine. Emerging-market laggards in the region included Greece, Poland, Turkey and Russia, and the frontier markets of Kazakhstan, Kuwait, Mauritius,

Nigeria and Ivory Coast also fell. Latin America significantly underperformed other regions, dragged down by results in Brazil, Colombia and the frontier market of Panama. Argentina, the other frontier market in the region, held up well. Emerging- and frontier-market holdings listed on European exchanges performed reasonably well.

From a sector perspective, five out of ten sectors posted positive returns. Industrials was the top-performing sector, followed by healthcare, information technology, financials and materials. Utilities was the worst performer, followed by energy, telecommunications and consumer staples.

Benchmark-Relative Performance

From a regional perspective, stock selection generated strong results, while allocation detracted. The strongest contribution came from selection in emerging Asia, particularly in China, Taiwan, Korea and Thailand. An overweight to the Philippines and an underweight to Malaysia helped results. An overweight to and selection in Indonesia detracted. Selection within the frontier market of Pakistan was positive. An underweight to Latin America — Brazil and Mexico in particular — helped relative performance, as did selection in both countries. Selection in the emerging and frontier EMEA markets — especially in Egypt, Qatar, UAE and Nigeria — added to results. Holdings in Poland fared poorly, and an overweight to the country also detracted. Underweights to Russia and South Africa helped performance, but overweights to Kazakhstan and Nigeria were negative. Emerging- and frontier-market holdings listed on Canadian and U.S. exchanges detracted.

From a sector standpoint, selection was strongest in industrials, materials, financials and healthcare. It detracted in consumer staples, consumer discretionary and utilities. An underweight to information technology was negative, while underweights to materials and energy boosted results.

Emerging Markets Equity Fund:

AVERAGE ANNUAL TOTAL RETURN1

Cumulative Inception to Date
Emerging Markets Equity Fund, Class A	0.33%
MSCI Emerging Markets Index	-0.10%

SEI Institutional Investments Trust / Annual Report / May 31, 2015	19

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INVESTMENTS TRUST — MAY 31, 2015 (Unaudited)

Emerging Markets Equity Fund (Concluded)

Comparison of Change in the Value of a $100,000 Investment in the Emerging Markets Equity Fund, Class A, versus the MSCI Emerging Markets Index

[1]

For the period ended May 31, 2015. Past performance is no indication of future performance. Class A shares were offered beginning 10/31/14. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

20	SEI Institutional Investments Trust / Annual Report / May 31, 2015

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INVESTMENTS TRUST — MAY 31, 2015 (Unaudited)

Opportunistic Income Fund

I. Objective

The Opportunistic Income Fund (the “Fund”) seeks capital appreciation and income.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisers as of May 31, 2015: Ares Management LLC; Brookfield Investment Management Inc.; Declaration Management & Research LLC; and Wellington Management Company, LLP. There were no sub-adviser changes were made during the year.

III. Return vs. Benchmark

For the fiscal year ending May 31, 2015, the Fund outperformed the BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index (“Index”), returning 1.91% versus an Index return of 0.24%.

IV. Fund Attribution

Absolute Performance

Returns in the fixed-income market remained depressed, due to central banks continuing to keep short-term rates at record-low levels, as noted in the enclosed shareholder letter.

Benchmark-Relative Performance

The Fund’s bank-loan holdings were one of the biggest contributors to relative performance. In general, bank loans performed well during the period, due to the favorable supply-and-demand balance noted in the shareholder letter.

The Fund’s overweight to non-agency mortgage-backed securities (“MBS”) continued to do well, as security prices were modestly higher across the legacy non-agency sectors. The housing recovery, along with attractive risk-adjusted yields, continued to support this sector.

The Fund’s overweight to senior commercial MBS was beneficial, as spreads tightened across the board in the commercial real estate sector.

A meaningful allocation to certain asset-backed securities — securitized auto loans and credit cards in particular — contributed to relative performance, reflecting continued steady growth in the U.S. economy.

All four sub-advisers contributed to relative performance. Ares Management LLC focused on bank loans, while Brookfield and Declaration focused on non-agency mortgages and commercial mortgage-backed securities (“CMBS”). Wellington’s focus on consumer-related asset-backed securities (“ABS”) sectors also contributed.

Use of Derivatives

The Fund used to-be-announced (“TBA”) forward contracts to effectively manage duration, yield-curve and market exposures. TBA contracts confer the obligation to buy or sell future debt obligations of the three U.S. government-sponsored agencies that issue or guarantee MBS — Fannie Mae, Freddie Mac and Ginnie Mae. The use of forward contracts did not have a meaningful impact on the Fund’s performance.

Opportunistic Income Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
Opportunistic Income Fund, Class A	1.91%	3.41%	3.70%	0.23%
BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index	0.24%	0.28%	0.33%	1.45%

Comparison of Change in the Value of a $100,000 Investment in the Opportunistic Income Fund, Class A, versus the BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index

[1]

For the year ended May 31, 2015. Past performance is not an indication of future performance. Class A shares were offered beginning 12/14/06. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2015	21

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INVESTMENTS TRUST — MAY 31, 2015 (Unaudited)

Core Fixed Income Fund

I. Objective:

The Core Fixed Income Fund (the “Fund”) seeks to provide current income consistent with the preservation of capital.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisers as of May 31, 2015: Jennison Associates LLC; J.P. Morgan Investment Management Inc.; Metropolitan West Asset Management LLC; Wells Capital Management Incorporated; Western Asset Management Company; and Western Asset Management Company Limited. There were no sub-adviser changes during the year.

III. Return vs. Benchmark

For the fiscal year ending May 31, 2015, the Fund outperformed the Barclays U.S. Aggregate Bond Index (“Index”), returning 3.79% versus an Index return of 3.03%.

IV. Fund Attribution

Absolute Performance

The Fund provided a moderate return during the year ended May 31, 2015. As mentioned in the shareholder letter, U.S. Treasury yields moved in a divergent pattern; short-term yields increased, long-term yields decreased, and as a result, the yield curve flattened. Returns were choppy due to rising interest rate volatility that arose from various actions by major central banks (the U.S. Federal Reserve, European Central Bank and Bank of Japan). Returns across the credit-quality spectrum and credit sectors were positive, but they lagged the returns of similarly dated Treasurys. Treasury performed well due to concerns about global growth (particularly in the eurozone), low global developed market bond yields, and an absence of inflation pressures, given the drop in commodity prices (especially oil).

Benchmark-Relative Performance

The Fund’s yield curve flattening posture (Western Asset Management Company Limited and Jennison Associates LLC) contributed to relative performance, as longer-dated Treasurys outperformed shorter-dated Treasurys. Two-year Treasury yields rose by 0.23% to 0.61%, while 30-year yields declined 0.45% to 2.88%. (Bond yields and bond prices tend to move inversely.) This was offset somewhat by a shorter-duration posture (J.P. Morgan Investment Management Inc. and Metropolitan West Asset Management LLC); with longer-term yields declining, this detracted from relative returns.

An allocation to non-agency mortgages (Western Asset Management Company Limited, Metropolitan West Asset Management LLC and J.P. Morgan Investment Management Inc.) was positive, as this sector was supported by continued recovery in the U.S. housing market plus a lack of new issuance and strong demand.

An overweight to commercial mortgage-backed securities (Western Asset Management Company Limited and Metropolitan West Asset Management LLC) was positive, as commercial real estate securities benefited from strong demand and solid operating performance in the underlying real estate assets.

An overweight to asset-backed securities (Wells Capital Management Incorporated) helped returns, as securities backed by credit card and automobile loans were boosted by an improving consumer credit profile in the U.S., thanks to steady economic growth and improving incomes.

A slight overweight to corporate bonds subtracted from relative returns, as Treasurys outperformed this sector. This underperformance was mitigated somewhat by an underweight to industrial bonds, which had the largest underperformance, and an overweight to financial issuers which performed more in line with comparably dated Treasurys.

All managers outperformed the benchmark. Western Asset Management Company was the best performer, followed by Jennison Associates LLC, as their curve-flattening positions boosted relative returns. Wells Capital Management Incorporated was the next best performer, followed by J.P. Morgan Investment Management Inc. and Metropolitan West Asset Management LLC, respectively.

Use of Derivatives

The Fund used derivatives throughout the fiscal year ending May 31, 2015 as a way to manage duration, yield-curve positioning, spread

22	SEI Institutional Investments Trust / Annual Report / May 31, 2015

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INVESTMENTS TRUST — MAY 31, 2015 (Unaudited)

Core Fixed Income Fund (Concluded)

duration and foreign-currency exposures in an efficient manner. Options, swaptions, futures and forward contracts were used for these purposes, and the overall impact on Fund performance was largely neutral.

Core Fixed Income Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Core Fixed Income Fund, Class A	3.79%	3.42%	5.26%	5.48%	6.30%
Barclays U.S. Aggregate Bond Index	3.03%	2.21%	3.90%	4.61%	5.81%

Comparison of Change in the Value of a $100,000 Investment in the Core Fixed Income Fund, Class A, versus the Barclays U.S. Aggregate Bond Index

[1]

For the year ended May 31, 2015. Past performance is not an indication of future performance. Class A shares were offered beginning 6/14/96. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2015	23

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INVESTMENTS TRUST — MAY 31, 2015 (Unaudited)

High Yield Bond Fund

I. Objective:

The High Yield Bond Fund (the “Fund”) seeks total return.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisers as of May 31, 2015: Ares Management LLC; Benefit Street Partners L.L.C; Brigade Capital Management, LP; Delaware Investments Fund Advisers, a Series of Delaware Management Business Trust; J.P. Morgan Investment Management Inc. SIMC also directly manages a portion of the Fund. There were no sub-adviser changes during the year.

III. Return vs. Benchmark

For the fiscal year ending May 31, 2015, the Fund outperformed the BofA Merrill Lynch U.S. High Yield Constrained Index (“Index”), returning 2.63% versus an Index return of 1.86%.

IV. Fund Attribution

Absolute Performance

The high-yield debt market produced meager returns during the year. While healthcare (particularly health facilities) contributed positively to absolute performance, exposure to the energy sector (especially exploration & production and oil field equipment & services) detracted. As noted in the shareholder letter, fast-growing supplies caused oil prices to crash.

Benchmark-Relative Performance

The Fund’s allocation to collateralized loan obligations (“CLO”) boosted relative performance. Yields, which move inversely with prices, began the period at 8.72% and ended at 6.63%. Older-vintage CLO holdings performed strongly during most of 2014, and the Fund was well-positioned, thanks to a large exposure to a AAA rated tranche of a 2007 deal. Following a relatively weak 2014, the debt and equity tranches of newer-vintage CLOs rebounded strongly during the first five months of 2015. Throughout the second half of 2014, the Fund’s allocation was shifted to emphasize these newer-vintage securities, and this was beneficial given their recovery in 2015.

Selection in healthcare contributed significantly to performance, as solid corporate financials and acquisition-related news led select credits higher. Selection in the leisure sector (particularly gaming) helped returns, as the Fund avoided a large gaming company that saw its bonds fall sharply due to bankruptcy. Selection in media (specifically media content and cable & satellite TV) also contributed. Selection within utility (electric generation) detracted, as a large index constituent filed for bankruptcy. Selection in energy (particularly exploration & production) subtracted from relative returns, as the steep decline in oil prices during the second half of 2014 weighed heavily on the sector. Selection in the transportation sector was also negative.

An underweight to basic industry (especially metals/mining excluding steel) contributed; as noted in the shareholder letter, coal prices hovered near decade lows, and this caused coal companies to struggle financially. An allocation to cash detracted, given that money market rates were just slightly above zero during the year.

SIMC was the top relative performer by a wide margin, thanks to the strong performance of CLOs, but the impact was tempered by the Fund’s relatively small allocation to this manager. Benefit Street Partners L.L.C and Ares Management LLC were the next strongest performers, followed by J.P. Morgan Investment Management Inc. then Brigade Capital Management, LP. Benefit Street Partners L.L.C outperformed thanks to an overweight and selection in media, as well as selection in the basic industry and leisure sectors. Ares Management LLC benefited from an underweight and selection in basic industry, along with selection in leisure and telecommunications. J.P. Morgan Investment Management Inc.’s outperformance was driven by allocation weights and selection in energy, services and leisure; and Brigade Capital Management, LP’s was driven by the same effects in retail, energy and leisure. Delaware Investments Fund Advisers, a Series of Delaware Management Business Trust was a notable underperformer over the year, due to selection in energy and retail, as well as an underweight and selection in healthcare.

Use of Derivatives

The Fund used derivatives throughout the fiscal year ending May 31, 2015 as a way to manage duration, yield-curve positioning, and spread duration in an efficient manner. Futures and credit default swaps were used for this purpose, and they had a modestly negative impact on overall Fund performance.

24	SEI Institutional Investments Trust / Annual Report / May 31, 2015

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INVESTMENTS TRUST — MAY 31, 2015 (Unaudited)

High Yield Bond Fund (Concluded)

High Yield Bond Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
High Yield Bond Fund, Class A	2.63%	8.49%	9.82%	8.51%
BofA Merrill Lynch U.S. High Yield Constrained Index	1.86%	8.07%	9.00%	8.29%

Comparison of Change in the Value of a $100,000 Investment in the High Yield Bond Fund, Class A, versus the BofA Merrill Lynch U.S. High Yield Constrained Index

[1]

For the year ended May 31, 2015. Past performance is not an indication of future performance. Class A shares were offered beginning 12/5/05. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2015	25

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INVESTMENTS TRUST — MAY 31, 2015 (Unaudited)

Long Duration Fund

I. Objective:

The Long Duration Fund (the “Fund”) seeks to provide return characteristics similar to those of high quality bonds. For the period of May 31, 2014 to April 13, 2015, the Fund sought return characteristics similar to those of high quality corporate bonds, with a duration range of between nine and fourteen years.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisers as of May 31, 2015: Income Research & Management; Jennison Associates LLC; Legal & General Investment Management America Inc.; and Metropolitan West Asset Management LLC. There were no sub-adviser changes during the year.

III. Return vs. Benchmark

For the fiscal year ending May 31, 2015, the Fund underperformed the Barclays Long U.S. Government/Credit Index (“Index”), returning 5.68% versus an Index return of 5.92%.

IV. Fund Attribution

Absolute Performance

Longer-dated Treasurys performed well during the one-year period ending May 31, 2015, as long-term yields fell. (Bond yields and prices tend to move inversely.) Ten-year Treasury yields fell 35 basis points (0.35%) to end at 2.12%, and 30-year Treasury yields fell 45 basis points to end at 2.88%. The Fund’s long-duration strategy (higher sensitivity to interest rate movements) benefited from these trends.

Benchmark-Relative Performance

The Fund was positioned for a flattening yield curve (Jennison Associates LLC) with an overweight to 30-year Treasurys and an underweight to 2-year Treasurys, which helped relative performance. An overweight to and security selection in taxable municipal debt (Metropolitan West Asset Management LLC and Income Research & Management) helped performance, as these securities outperformed long corporates. An overweight to financials, particularly banks (Legal & General Investment Management America Inc. and Metropolitan West Asset Management LLC) also boosted relative performance. The Fund’s short-duration posture (Metropolitan West Asset Management LLC) detracted, as longer-dated bonds outperformed. An overweight to corporates (Income Research & Management and Jennison Associates LLC) detracted, as yield spreads over Treasurys widened, generating negative relative returns. An underweight to Treasurys (Met West and Income Research & Management) hurt relative performance, given the strong performance of longer-dated U.S. government debt.

Metropolitan West Asset Management LLC was the best performing manager, thanks to an overweight and selection in taxable municipals and an overweight in financials (particularly banks). Jennison Associates LLC and Legal & General Investment Management America Inc. also performed well. Jennison Associates LLC benefited from a curve-flattening position, while Legal & General Investment Management America Inc. was helped by an overweight to financials (banks) and selections within energy and metals & mining. Income Research & Management lagged the benchmark due to and overweight to corporates and an underweight to Treasurys.

Use of Derivatives

Derivatives were used on a limited basis. Treasury futures and interest rate swaps were utilized to help manage the risk associated with interest rate and yield-curve positioning. They did not have a material impact on performance.

Long Duration Fund:

AVERAGE ANNUAL TOTAL RETURN1,2

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Long Duration Fund, Class A	5.68%	4.26%	8.84%	5.29%	5.92%
Barclays Long U.S. Government/Credit Index	5.92%	3.63%	8.35%	6.70%	7.31%

26	SEI Institutional Investments Trust / Annual Report / May 31, 2015

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INVESTMENTS TRUST — MAY 31, 2015 (Unaudited)

Long Duration Fund (Concluded)

Comparison of Change in the Value of a $100,000 Investment in the Long Duration Fund, Class A, versus the Barclays Long U.S. Government/Credit Index, the 60/40 Hybrid of the Barclays Long U.S. Credit & Barclays Long U.S. Government Index

[1]

For the year ended May 31, 2015. Past performance is not an indication of future performance. Class A shares were offered beginning 4/21/04. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

[2]

This table compares the Fund’s average annual total returns to those of a broad-based index and the Fund’s 60/40 Blended Benchmark, which consists of the Barclays U.S. Long Credit Index and the Barclays U.S. Long Government Index. The Fund’s Blended Benchmark is designed to provide a useful comparison to the Fund’s overall performance and more accurately reflects the Fund’s investment strategy than the broad-based index.

SEI Institutional Investments Trust / Annual Report / May 31, 2015	27

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INVESTMENTS TRUST — MAY 31, 2015 (Unaudited)

Long Duration Credit Fund

I. Objective:

The Long Duration Credit Fund (the “Fund”) seeks to provide return characteristics similar to those of high quality bonds. Effective April 1, 2015, the Fund’s name was changed from the Long Duration Corporate Bond Fund to the Long Duration Credit Fund. For the period of May 31, 2014 to March 31, 2015, the Fund sought return characteristics similar to those of high quality corporate bonds. Effective April 1, 2015, the Fund sought return characteristics similar to those of high quality bonds.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisers as of May 31, 2015: Income Research & Management; Jennison Associates LLC; Legal & General Investment Management America Inc.; Logan Circle Partners, L.P.; and Metropolitan West Asset Management LLC. There were no sub-adviser changes during the year.

III. Return vs. Benchmark

On April 1, 2015, the Fund’s benchmark changed from the Barclays Long US Corporate Index to the Barclays Long A+ U.S. Credit Index. For the 10-month period ending March 31, 2015, the Fund returned 8.51%, and the Barclays Long U.S. Corporate Index returned 7.72%. For the two-month period ending May 31, 2015, the Fund returned -4.14%, and the Barclays Long U.S. Corporate Index returned -4.01%. For the fiscal year ending May 31, 2015, the Fund underperformed the Barclays Long A+ U.S. Credit Index (“Index”), returning 4.02% versus an Index return of 4.75%.

IV. Fund Attribution

Absolute Performance

Longer-dated Treasurys performed well during the fiscal year ending May 31, 2015, as long-term yields fell. (Bond yields and prices tend to move inversely.) Ten-year Treasury yields fell 35 basis points (0.35%) to end at 2.12%, and 30-year Treasury yields fell 45 basis points to end at 2.88%. The Fund’s long-duration strategy (higher sensitivity to interest rate movements) benefited from these trends.

Benchmark-Relative Performance

The Fund was positioned for a flattening yield curve (Jennison Associates LLC) with an overweight to 30-year Treasurys and an underweight to 2-year Treasurys, which helped relative performance. Allocations to non-corporate sectors, including Treasuries (Logan Circle Partners, L.P.) and taxable municipal debt (Metropolitan West Asset Management LLC and Income Research & Management) helped performance, as these securities outperformed corporates. An underweight to corporates on a contribution-to-risk basis (Metropolitan West Asset Management LLC and Income Research & Management) helped relative performance, as spreads widened, particularly in industrials. The Fund’s short-duration posture (Metropolitan West Asset Management LLC) detracted, as longer-term yields fell. Security selection within financials, particularly among brokerage, asset managers and exchanges, as well as banking, detracted (Income Research & Management). Underweights to pharmaceuticals and communications also detracted (Logan Circle Partners, L.P., Metropolitan West Asset Management LLC and Income Research & Management).

Metropolitan West Asset Management LLC was the best performing manager, thanks to its allocation to taxable municipals and an underweight in corporates (particularly industrials). Jennison Associates LLC and Legal & General Investment Management America Inc. also performed well. Jennison Associates LLC benefited from a curve-flattening position, while Legal & General Investment Management America Inc. Investment Management America Inc. was helped by selections within energy and metals & mining. Logan Circle Partners, L.P. outperformed slightly, thanks to allocations to non-corporates and Treasurys. Income Research & Management lagged the benchmark due to poor selection within financials (brokerage/asset managers and banks) and underweights to pharmaceutical and communications issuers.

Use of Derivatives

Derivatives were used on a limited basis. Treasury futures were utilized to help manage the risk associated with interest rate and yield-curve positioning. These had a negligible impact on performance.

28	SEI Institutional Investments Trust / Annual Report / May 31, 2015

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INVESTMENTS TRUST — MAY 31, 2015 (Unaudited)

Long Duration Credit Fund (Concluded)

Long Duration Credit Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized Inception to Date
Long Duration Credit Fund, Class A	4.02%	5.42%
Barclays Long A+ U.S. Credit Index	4.75%	4.37%
Barclays U.S. Corporate Index	3.20%	4.96%

Comparison of Change in the Value of a $100,000 Investment in the Long Duration Credit Fund, versus the Barclays Long A+ U.S. Credit Index2 and the Barclays U.S. Corporate Index2

[1]

For the year ended May 31, 2015. Past performance is not an indication of future performance. Class A shares were offered beginning 6/29/12. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

[2]	As of April 1, 2015, the Fund changed its benchmark from the Barclays U.S. Corporate Index to the Barclays Long A+ U.S. Credit Index.

SEI Institutional Investments Trust / Annual Report / May 31, 2015	29

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INVESTMENTS TRUST — MAY 31, 2015 (Unaudited)

Ultra Short Duration Bond Fund

I. Objective

The Ultra Short Duration Bond Fund (the “Fund”) seeks to provide higher current income than that typically offered by a money market fund while maintaining a high degree of liquidity and a correspondingly higher risk of principal volatility.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilizes the following sub-advisers as of May 31, 2015: Logan Circle Partners, L.P.; and Wellington Management Company, LLP. There were no sub-adviser changes during the year.

III. Return vs. Benchmark

For the fiscal year ending May 31, 2015, the Fund outperformed the Barclays Short U.S. Treasury 9-12 Month Index (“Index”), returning 0.72% versus an Index return of 0.23%.

IV. Fund Attribution

Absolute Performance

As noted in the shareholder letter, the Federal Reserve has continued to keep short-term interest rates near zero. As a result, short-duration strategies, including the Fund, provided meager returns.

Benchmark-Relative Performance

The Fund’s overweight to the financials sector contributed to outperformance, as fundamentals for those issuers continued to improve, thanks to improved operations and stricter regulatory capital requirements.

An overweight to the non-agency mortgage-backed securities (“MBS”) did well over the period, as prices were modestly higher across the legacy non-agency sectors. These securities continued to be supported by the U.S. housing recovery and attractive risk-adjusted yields compared to other sectors.

The Fund’s overweight to senior commercial MBS was beneficial, as spreads tightened across the board in that sector.

A meaningful allocation to asset-backed securities, specifically consumer-related sub-sectors such as auto loan and credit card securitizations, performed well, as the U.S. economy continued to experience steady growth.

Both managers contributed to relative outperformance.

Use of Derivatives

The Fund used Treasury futures and to-be-announced (“TBA”) forward contracts to effectively manage duration, yield-curve and market exposures. (TBA contracts confer the obligation to buy or sell future debt obligations of the three U.S. government-sponsored agencies that issue or guarantee MBS — Fannie Mae, Freddie Mac and Ginnie Mae.) None of these had a meaningful impact on the Fund’s performance.

Ultra Short Duration Bond Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized Inception to Date
Ultra Short Duration Bond Fund, Class A	0.72%	1.32%	1.22%
Barclays Short U.S. Treasury 9-12 Month Index	0.23%	0.26%	0.29%

Comparison of Change in the Value of a $100,000 Investment in the Ultra Short Duration Bond Fund, Class A, versus the Barclays Short U.S. Treasury 9-12 Month Index

[1]

For the year ended May 31, 2015. Past performance is not an indication of future performance. Class A shares were offered beginning 2/28/11. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

30	SEI Institutional Investments Trust / Annual Report / May 31, 2015

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INVESTMENTS TRUST — MAY 31, 2015 (Unaudited)

Emerging Markets Debt Fund

I. Objective:

The Emerging Markets Debt Fund (the “Fund”) seeks to maximize total return.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisers as of May 31, 2015: Investec Asset Management, Ltd.; Neuberger Berman Fixed Income LLC; and Stone Harbor Investment Partners LP. There were no sub-adviser changes during the year.

III. Return vs. Benchmark

For the fiscal year ended May 31, 2015, the Fund underperformed the blended 50% J.P. Morgan EMBI Global Diversified Index (U.S. dollar), 50% J.P. Morgan GBI-EM Global Diversified Index (local currencies), returning -6.07% versus the blended index return of -5.79%.

IV. Fund Attribution

Absolute Performance

Emerging-market debt (“EMD”) denominated in external currencies, as measured by the J.P. Morgan EMBI Global Diversified Index generated a modest 2.46% return over the fiscal year ended May 31, 2015. This was much stronger than the -13.49% return (in U.S. dollar terms) of local-currency EMD. Local-currency bonds’ negative returns were driven almost exclusively by weakness against the U.S. dollar in aggregate, emerging-market (“EM”) currencies depreciated more than 10% against the dollar during the Fund’s fiscal year.

As discussed in the shareholder letter, Russia was among the worst performers in the second half of 2014 but among the best performers over the first five months of 2015. Venezuela also struggled due to sharply lower oil prices, and Ukraine’s debt fell in response to its ongoing economic struggles and conflict with Russia. Although these credits have stabilized and partially recovered, they dragged on EMD performance over the fiscal year ended May 31, 2015.

The currencies of Brazil and Turkey have weakened against the U.S. dollar since the second half of 2014, and this negatively impacted the performance of their debt and dragged on the asset class performance.

Benchmark-Relative Performance

Due to holdings of cash and local-currency debt, the Fund was underweight better-performing external debt over the period. This positioning detracted from relative performance. A position in Mexican local-currency debt and an underweight to Mexican external debt detracted, as local-currency bonds and the peso performed poorly, while external debt had modestly positive returns. An overweight to Venezuelan external debt also detracted. Venezuela was consistently one of the top-three overweights in the Fund, and it had the worst-performing hard-currency debt in the second half of 2014. Indonesian external debt contributed to relative returns. The country was also consistently one of the top three overweights during the period, and its bonds generated solid positive returns in each quarter.

The Fund’s exposure to off-benchmark emerging corporate debt exposure averaged 5% during the period. The J.P. Morgan Corporate Debt Index outperformed the EMBI Global Diversified Index, so this exposure contributed positively to relative performance.

Neuberger Berman was the Fund’s best-performing manager, thanks to a lower exposure to local-currency debt. Its underweights to Ukraine, Turkey and Israel were also helpful, while an underweight to Poland hurt. Investec’s contribution was modestly positive as a result of positive country selection. Positions in Chile helped, while positions in Philippines and Venezuela hurt. Stone Harbor detracted the most during the period, as it was hurt by poor positioning in countries like Russia, Venezuela, Philippines, Brazil and Ukraine.

Use of Derivatives

Currency forwards and interest rate swaps were the primary derivatives used within the Fund to efficiently optimize active currency and duration exposures. These instruments are used on a regular basis and, during the second half of 2014, currency forwards were used to broadly reduce the Fund’s exposure to EM currencies. The Fund’s exposure to EM currencies was over 50% early in the fiscal

SEI Institutional Investments Trust / Annual Report / May 31, 2015	31

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INVESTMENTS TRUST — MAY 31, 2015 (Unaudited)

Emerging Markets Debt Fund (Concluded)

year, but this was systematically reduced during the year, ending 2014 at roughly 46%. This had a positive impact on performance.

Emerging Markets Debt Fund:

AVERAGE ANNUAL TOTAL RETURN1,2

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
Emerging Markets Debt Fund, Class A	-6.17%	1.40%	4.92%	6.85%
J.P. Morgan EMBI Global Diversified Index (broad based)	2.46%	6.05%	7.51%	7.65%
J.P. Morgan GBI-EM Global Diversified Index	-13.49%	-1.62%	1.37%	5.98%
50/50 Hybrid consisting of the J.P. Morgan EMBI Global Diversified Index and the J.P. Morgan GBI-EM Global Diversified Index	-5.79%	2.19%	4.47%	11.53%

Comparison of Change in the Value of a $100,000 Investment in the Emerging Market Debt Fund, Class A, versus a 50/50 Hybrid of the Following Indexes: the J.P. Morgan EMBI Global Diversified Index, and the J.P. Morgan GBI-EM Global Diversified Index

[1]

For the year ended May 31, 2015. Past performance is not an indication of future performance. Class A shares were offered beginning 12/5/05. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

[2]

This table compares the Fund’s average annual total returns to those of a broad-based index and the Fund’s 50/50 Blended Benchmark, which consists of the J.P. Morgan EMBI Global Diversified Index (broad based) and the J.P. Morgan GBI-EM Diversified Index. The Fund’s Blended Benchmark is designed to provide a useful comparison to the Fund’s overall performance and more accurately reflects the Fund’s investment strategy than the broad-based index.

32	SEI Institutional Investments Trust / Annual Report / May 31, 2015

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INVESTMENTS TRUST — MAY 31, 2015 (Unaudited)

Real Return Fund

I. Objective

The Real Return Fund (the “Fund”) seeks to provide a total return exceeding the rate of inflation.

II. Investment Approach

The Fund is directly managed by SEI Investments Management Corporation (“SIMC”). There were no manager changes made during the fiscal year ended May 31, 2015.

III. Return vs. Benchmark

For the fiscal year ending May 31, 2015, the Fund outperformed the Barclays 1-5 Year U.S. TIPS Index (“Index”), returning -1.60% versus an Index return of -1.62%.

IV. Fund Attribution

Absolute Performance

As discussed in the shareholder letter, Inflation-sensitive assets performed poorly, due to falling oil and commodity prices, a stronger U.S. dollar, and sluggish growth.

Benchmark-Relative Performance

The Fund performed in line with the benchmark, as the Fund manager aims to replicate the performance of the Barclays 1-5 Year U.S. TIPS Index.

Real Return Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
Real Return Fund, Class A	-1.60%	-0.27%	1.56%	3.35%
Barclays 1-5 Year U.S. TIPS Index	-1.62%	-0.22%	1.61%	3.20%

Comparison of Change in the Value of a $100,000 Investment in the Real Return Fund, Class A, versus the Barclays 1-5 Year U.S. TIPS Index

[1]

For the year ended May 31, 2015. Past performance is not an indication of future performance. Class A shares were offered beginning 12/14/06. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2015	33

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INVESTMENTS TRUST — MAY 31, 2015 (Unaudited)

Limited Duration Bond Fund

I. Objective:

The Limited Duration Bond Fund (the “Fund”) seeks preservation of capital and current income.

II. Multi-Manager Approach Statement

The Fund is managed by a sub-adviser under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-adviser as of May 31, 2015: Logan Circle Partners, L.P. There were no sub-adviser changes during the period.

III. Return vs. Benchmark

For the period July 31, 2014 to May 31, 2015, the Fund outperformed the BofA Merrill Lynch 1-3 Year U.S. Treasury Index (“Index”), returning 0.98% versus an Index return of 0.92%.

IV. Fund Attribution

Absolute Performance

As noted in the shareholder letter, the Federal Reserve has continued to keep short-term interest rates near zero. As a result, short-duration strategies, including the Fund, provided meager returns.

Benchmark-Relative Performance

Allocation to consumer-related asset-backed securities — specifically credit card and auto-loan securitizations — performed well, as the U.S. economy continued to experience steady growth.

An overweight to senior commercial mortgage-backed securities was beneficial, as spreads tightened across the board in that sector.

Shorter-than-benchmark duration was beneficial, as the 2-year Treasury yield increased 23 basis points (0.23%) to yield 0.61% at the end of the Fund’s fiscal year. (Bond yields and prices tend to move inversely.)

An allocation to corporate debt (specifically industrials) and agency mortgage-backed securities detracted, as both of those sectors underperformed Treasurys.

Limited Duration Bond Fund:

AVERAGE ANNUAL TOTAL RETURN1

Cumulative Inception to Date
Limited Duration Bond Fund, Class A	0.98%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index	0.92%

Comparison of Change in the Value of a $100,000 Investment in the Limited Duration Bond Fund, Class A, versus the BofA Merrill Lynch 1-3 Year U.S. Treasury Index

[1]

For the year ended May 31, 2015. Past performance is not an indication of future performance. Class A shares were offered beginning 7/31/14. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

34	SEI Institutional Investments Trust / Annual Report / May 31, 2015

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INVESTMENTS TRUST — MAY 31, 2015 (Unaudited)

Intermediate Duration Credit Fund

I. Objective:

The Intermediate Duration Credit Fund (the “Fund”) seeks to provide current income consistent with the preservation of capital.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisers as of May 31, 2015: Income Research & Management; Legal & General Investment Management America Inc.; and Logan Circle Partners, L.P. There were no manager changes during the period.

III. Return vs. Benchmark

For the period March 31, 2015 to May 31, 2015, the Fund underperformed the Barclays A+ U.S. Credit Index (“Index”), returning -1.46% versus and Index return of -1.14%.

IV. Fund Attribution

Security selection within pharmaceuticals (Logan Circle Partners, L.P., Income Research & Management), electric (Logan Circle Partners, L.P.) and consumer cyclical (Income Research & Management, Legal & General Investment Management America Inc.) added to performance. The Fund also benefited from security selection within insurance and banking (Income Research & Management) as well as electric bonds (Legal & General Investment Management America Inc.).

Absolute Performance

Intermediate-duration credit struggled during April 2015 and May 2015, as interest rates rose steadily. (Fixed-income prices and yields tend to move inversely.) This dynamic was driven by a worldwide selloff of government bonds, as well as improving economic expectations in the U.S., which raised expectations that the Federal Reserve will begin hiking rates in 2015.

Benchmark-Relative Performance

The Fund’s duration positioning was largely neutral and thus had a negligible effect on relative performance. Yield-curve positioning detracted, due to overweights to the underperforming 10- and 30-year maturities and an underweight to better-performing 1-to-7-year maturities (Logan Circle Partners, L.P.). A significant allocation to BBB rated corporate bonds (Logan Circle Partners, L.P. and Income Research & Management) detracted, as these securities underperformed higher-rated ones. Underweights to municipal, sovereign and foreign-agency debt, and an overweight to corporates, detracted (Logan Circle Partners, L.P. and Income Research & Management). The Fund benefited from security selection within pharmaceuticals (Logan Circle Partners, L.P. and Income Research & Management), electric (Logan Circle Partners, L.P. and Legal & General Investment Management America Inc.) and consumer cyclical (Income Research & Management and Legal & General Investment Management America Inc.). Selection within insurance and banking (Income Research & Management) also contributed.

All three managers lagged the benchmark index. Income Research & Management performed best, helped by security selection within pharmaceuticals, consumer cyclicals, insurance and banking; its allocations to corporates and lower-quality credits, along with underweights to municipal, sovereign and foreign-agency debt, detracted. Legal & General Investment Management America Inc.’s results were hurt by an overweight to industrial issuers (especially communications and energy) and security selection in technology. This was partially offset by beneficial selection within consumer cyclical and electric issues. Logan Circle Partners, L.P. was helped by selection among pharmaceutical and electric issues but hurt by overweights to 10- and 30-year maturities, underweights to 1-to-7-year maturities, an allocation to lower-quality credits, an overweight to corporates, and underweights to municipal, sovereign and foreign-agency debt.

Use of Derivatives

Derivatives were used on a limited basis. Treasury futures and interest rate swaps were utilized to help manage the risk associated with interest rate and yield-curve positioning. They did not have a material impact on performance.

SEI Institutional Investments Trust / Annual Report / May 31, 2015	35

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INVESTMENTS TRUST — MAY 31, 2015 (Unaudited)

Intermediate Duration Credit Fund (Concluded)

Intermediate Duration Credit Fund:

AVERAGE ANNUAL TOTAL RETURN1

Cumulative Inception to Date
Intermediate Duration Credit Fund, Class A	-1.46%
Barclays A+ U.S. Credit Index	-1.14%

36	SEI Institutional Investments Trust / Annual Report / May 31, 2015

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INVESTMENTS TRUST — MAY 31, 2015 (Unaudited)

Dynamic Asset Allocation Fund

I. Objective:

The Dynamic Asset Allocation Fund, (the “Fund”) seeks long-term total return.

II. Multi-Manager Approach Statement

The Fund is managed by a sub-adviser under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-adviser as of May 31, 2015: SSgA Funds Management, Inc. There were no sub-adviser changes during the year.

III. Return vs. Benchmark

For the fiscal year ending May 31, 2015, the Fund outperformed the S&P 500 Index (“Index”), returning 22.32% (consolidated return) versus an Index return of 11.81%.

IV. Fund Attribution

Absolute Performance

The Fund benefited from its strategic allocation to U.S. equities. Slightly more than half the Fund’s overall performance was attributable to the rally in the S&P 500 Index over fiscal year ending May 31, 2015.

Benchmark-Relative Performance

The sharp appreciation of the U.S. dollar against the euro added to absolute performance. The European Central Bank’s willingness to finally undertake quantitative easing (“QE”), coupled with the winding down of QE by the U.S. Federal Reserve, contributed to the sharp decline of the euro against the dollar. Exposure to the Indian rupee against the euro also contributed to returns, as the rupee has strengthened since the election of a pro-growth government in India.

A position in Japanese stocks against U.S. large-cap stocks, based on more attractive equity valuations in Japan, was beneficial. A weaker Japanese yen helped boost the country’s export-heavy economy.

A short position in the British pound, paired with a long position in the Indian rupee, detracting from returns in May. Following greater-than-anticipated victories for the Conservative party in the U.K. general election (and resulting expectations for a pro-growth shift in government policy), the pound rallied sharply. The position was eliminated shortly after the election results.

Use of Derivatives

The short euro, long dollar trade was implemented using foreign-currency forward contracts and put options. The purpose of these derivatives was to efficiently gain exposure to movements between the two currencies. These derivatives impacted performance positively.

Foreign-currency forward contracts were used to gain access to both a short euro position and a long Indian rupee position, as well as short British pound, long Indian rupee positions. The use of these contracts provided efficient exposure to movements in these currency pairs. The euro/rupee contracts had a positive effect on performance, while the pound/rupee contracts detracted.

Futures contracts were used to efficiently implement the long Japanese equities, short U.S. large-cap equities position. These contracts had a positive impact on performance.

Dynamic Asset Allocation Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized Inception to Date
Dynamic Asset Allocation Fund, Class A	22.32%	20.46%	16.34%
S&P 500 Index	11.81%	19.67%	16.80%

SEI Institutional Investments Trust / Annual Report / May 31, 2015	37

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INVESTMENTS TRUST — MAY 31, 2015 (Unaudited)

Dynamic Asset Allocation Fund (Concluded)

Comparison of Change in the Value of a $100,000 Investment in the Dynamic Asset Allocation Fund, Class A, versus the S&P 500 Index

[1]

For the year ended May 31, 2015. Past performance is not an indication of future performance. Class A shares were offered beginning 7/30/10. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

38	SEI Institutional Investments Trust / Annual Report / May 31, 2015

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INVESTMENTS TRUST — MAY 31, 2015 (Unaudited)

Multi-Asset Real Return Fund

I. Objective

The Multi-Asset Real Return Fund (the “Fund”) seeks a total return exceeding the rate of inflation.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisers as of May 31, 2015: AllianceBernstein L.P. and QS Investors, LLC. There were no sub-adviser changes during the year.

III. Return vs. Benchmark

For the fiscal year ending May 31, 2015, the Fund underperformed the Barclays 1-5 Year U.S. TIPS Index (“Index”), returning -5.16% (consolidated return) versus an Index return of
-1.62%.

IV. Fund Attribution

Absolute Return

Inflation-sensitive assets generally underperformed, as inflation risks remained low. The Fund’s negative absolute return was driven by declining commodity prices, especially oil. As noted in the shareholder letter, the Bloomberg Commodity Index returned negative 24.55% over the fiscal year ending May 31, 2015. The Fund’s equity long/short and fixed-income holdings provided positive returns.

Benchmark-Relative Return

Relative underperformance was attributable to the Fund’s strategic exposure to commodities within wholly owned underlying controlled foreign corporation. While commodities experienced poor performance across many sectors, the plunge in crude oil from late 2014 into early 2015 was the major detractor.

Both equity (QS Investors, LLC) and fixed-income (AllianceBernstein L.P.) positions boosted relative returns. QS Investors, LLC’s equity long/short strategy benefited from a net long exposure to U.S. equities in a period of strong equity market performance. AllianceBernstein L.P.’s sector rotation and issue selection in the investment-grade credit and securitized sectors were the main contributors to relative performance.

Use of Derivatives

The Fund utilized equity index futures to hedge broad equity market exposure. The Fund also utilized bond futures and interest rate swaps to hedge duration. While the equity index futures, bond futures and interest rate swap positions detracted from absolute return, they provided the intended hedges. The Fund utilized commodity futures to obtain a diversified, strategic exposure to the commodities market. This exposure was a meaningful detractor from total return.

Multi-Asset Real Return Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized Inception to Date
Multi-Asset Real Return Fund, Class A	-5.16%	-1.34%	-3.00%
Barclays 1-5 Year U.S. TIPS Index	-1.62%	-0.22%	-0.04%

Comparison of Change in the Value of a $100,000 Investment in the Multi-Asset Real Return Fund, Class A, versus the Barclays 1-5 Year U.S. TIPS Index

[1]

For the year ended May 31, 2015. Past performance is not an indication of future performance. Class A shares were offered beginning 7/29/11. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2015	39

SUMMARY SCHEDULE OF INVESTMENTS

Large Cap Fund

May 31, 2015

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 96.2%

Consumer Discretionary — 12.0%
Amazon.com*	0.9%	50,902	$21,849
Home Depot	0.7	142,352	15,861
Liberty Interactive, Cl A*	0.7	548,375	15,338
Starbucks	0.9	418,425	21,741
TripAdvisor*	0.8	242,687	18,507
Other Securities (A)	8.0		190,648

			283,944

Consumer Staples — 8.2%
Costco Wholesale	0.7	118,102	16,840
Estee Lauder, Cl A	0.6	154,842	13,538
Philip Morris International	0.9	254,240	21,120
Walgreens Boots Alliance	0.7	197,662	16,967
Other Securities (A)	5.3		125,876

			194,341

Energy — 7.1%
Exxon Mobil	0.9	252,052	21,475
Valero Energy	0.7	279,279	16,544
Other Securities (A)	5.5		129,193

			167,212

Financials — 15.2%
American International Group	0.7	287,260	16,836
Capital One Financial	0.8	235,470	19,676
Charles Schwab	0.7	506,219	16,022
Citigroup	1.4	633,330	34,250
Crown Castle International‡	0.6	163,800	13,358
JPMorgan Chase	1.3	464,970	30,586
Travelers	0.7	154,776	15,651
Wells Fargo	0.6	260,556	14,581
Other Securities (A)	8.4		199,235

			360,195

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Health Care — 17.1%
Actavis*	1.1%	85,832	$26,334
Alexion Pharmaceuticals*	0.6	86,980	14,251
Anthem	0.7	103,660	17,399
Biogen*	0.8	49,795	19,768
Bristol-Myers Squibb	0.8	302,624	19,549
Celgene*	1.1	230,490	26,377
Express Scripts Holding*	0.7	191,352	16,674
Gilead Sciences	0.8	177,630	19,943
Humana	0.8	88,317	18,957
Johnson & Johnson	0.8	193,142	19,341
Pfizer	1.1	735,170	25,547
Teva Pharmaceutical Industries ADR	0.6	232,642	13,982
United Therapeutics*	0.6	72,395	13,301
Valeant Pharmaceuticals International*	0.7	64,816	15,476
Other Securities (A)	5.9		137,502

			404,401

Industrials — 7.3%
Danaher	0.6	157,823	13,623
Northrop Grumman	0.7	104,584	16,648
Stericycle*	0.6	102,175	14,028
Other Securities (A)	5.4		127,271

			171,570

Information Technology — 22.7%
Adobe Systems*	0.8	224,245	17,735
Apple	1.3	240,123	31,283
Cisco Systems	0.6	489,587	14,350
Cognizant Technology Solutions, Cl A*	0.8	313,603	20,296
eBay*	0.8	301,625	18,508
Equinix‡	0.7	64,177	17,204
Google, Cl A*	0.8	35,597	19,412
Google, Cl C*	0.7	29,945	15,934
Intel	0.8	514,420	17,727
MasterCard, Cl A	1.2	298,120	27,504
Microsoft	1.6	786,045	36,834
NXP Semiconductor*	0.6	140,061	15,722
Qualcomm	1.0	323,360	22,532
Visa, Cl A	1.5	527,434	36,224
Other Securities (A)	9.5		225,049

			536,314

Materials — 2.8%
Other Securities (A)	2.8		66,095

40	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Telecommunication Services — 1.1%
Other Securities	1.1%		$26,510

Utilities — 2.7%
Other Securities	2.7		64,839

Total Common Stock (Cost $1,689,920) ($ Thousands)			2,275,421

AFFILIATED PARTNERSHIP — 1.5%
SEI Liquidity Fund, L.P.
0.060% (B)**†	1.5	36,554,719	36,555

Total Affiliated Partnership (Cost $36,555) ($ Thousands)			36,555

CASH EQUIVALENTS — 5.2%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.010%**†	5.0	118,861,228	118,861
Other Securities	0.2		5,089

Total Cash Equivalents (Cost $123,950) ($ Thousands)			123,950

U.S. TREASURY OBLIGATIONS (C) — 0.1%
Other Securities	0.1		1,587

Total U.S. Treasury Obligations (Cost $1,587) ($ Thousands)			1,587

Total Investments — 103.0% (Cost $1,852,012) ($ Thousands)			$2,437,513

Percentages are based on a Net Assets of $2,366,204 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2015.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2015 (see Note 12). The total market value of securities on loan at May 31, 2015 was $35,431 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total value of such securities as of May 31, 2015 was $36,555 ($ Thousands).

(C)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

ADR — American Depositary Receipt

Cl — Class

L.P. — Limited Partnership

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issuers not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of May 31, 2015, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$2,275,421	$—	$—	$2,275,421
Affiliated Partnership	—	36,555	—	36,555
Cash Equivalents	123,950	—	—	123,950
U.S. Treasury Obligations	—	1,587	—	1,587

Total Investments in Securities	$2,399,371	$38,142	$—	$2,437,513

For the year ended May 31, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2015, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2015	41

SUMMARY SCHEDULE OF INVESTMENTS

Large Cap Diversified Alpha Fund

May 31, 2015

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 94.9%

Consumer Discretionary — 14.2%
DIRECTV*	1.0%	6,777	$617
Discovery Communications, Cl C*	0.8	16,680	525
General Motors	1.3	22,425	807
Liberty Interactive, Cl A*	0.7	15,569	436
Michael Kors Holdings*	0.8	10,271	477
NIKE, Cl B	1.1	6,941	706
Priceline Group*	0.8	407	477
Toyota Motor ADR	1.7	7,902	1,089
Other Securities	6.0		3,876

			9,010

Consumer Staples — 4.2%
Walgreens Boots Alliance	0.8	5,963	512
Other Securities	3.4		2,182

			2,694

Energy — 8.6%
EOG Resources	0.7	4,972	441
Kinder Morgan	0.7	11,051	458
Other Securities	7.2		4,580

			5,479

Financials — 15.5%
Allstate	0.8	7,915	533
Citigroup	1.9	22,116	1,196
Crown Castle International‡	1.0	7,396	603
Hartford Financial Services Group	0.9	13,279	546
JPMorgan Chase	1.5	14,961	984
KKR	0.7	19,784	454
MetLife	1.0	12,349	645
PNC Financial Services Group	0.8	5,000	478
Travelers	0.7	4,172	422
Other Securities	6.2		3,974

			9,835

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Health Care — 13.1%
Actavis*	1.0%	2,043	$627
Biogen*	1.2	1,849	734
Cardinal Health	0.9	6,812	601
Celgene*	1.6	9,013	1,031
Gilead Sciences	1.0	5,925	665
Merck	0.8	7,943	484
Novo Nordisk ADR	1.1	11,999	678
Pfizer	0.7	13,383	465
Valeant Pharmaceuticals International*	1.0	2,714	648
Other Securities	3.8		2,394

			8,327

Industrials — 8.8%
American Airlines Group	0.7	10,485	444
Delta Air Lines	1.0	14,088	605
FedEx	0.7	2,519	436
Other Securities	6.4		4,146

			5,631

Information Technology — 23.8%
Apple	1.6	7,993	1,041
Baidu ADR*	0.7	2,248	444
Cisco Systems	1.0	22,554	661
eBay*	1.5	14,999	920
Electronic Arts*	0.9	8,699	546
Equinix‡	1.5	3,465	929
Google, Cl A*	0.7	865	472
Google, Cl C*	1.0	1,223	651
Intel	0.8	13,953	481
International Business Machines	0.7	2,542	431
Intuit	0.7	4,540	473
MasterCard, Cl A	1.2	8,025	740
Micron Technology*	0.8	18,842	526
Microsoft	1.5	20,362	954
Qualcomm	1.7	15,526	1,082
Visa, Cl A	0.9	8,728	600
Other Securities	6.6		4,167

			15,118

Materials — 3.1%
Other Securities	3.1		1,957

Telecommunication Services — 2.2%
Verizon Communications	1.6	20,340	1,006
Other Securities	0.6		402

			1,408

42	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Utilities — 1.4%
Edison International	0.8%	8,057	$490
Other Securities	0.6		388

			878

Total Common Stock (Cost $49,974) ($ Thousands)			60,337

CASH EQUIVALENT — 5.8%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.010%**†	5.8	3,684,519	3,685

Total Cash Equivalent (Cost $3,685) ($ Thousands)			3,685

U.S. TREASURY OBLIGATION (A) — 0.3%
Other Securities	0.3		206

Total U.S. Treasury Obligation (Cost $206) ($ Thousands)			206

Total Investments — 101.0% (Cost $53,865) ($ Thousands)			$64,228

A list of the open futures contracts held by the Fund at May 31, 2015, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Appreciation ($ Thousands)
S&P 500 Index E-MINI	10	Jun-2015	$37

For the year ended May 31, 2015, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $63,607 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2015.

†	Investment in Affiliated Security (see Note 6).

‡	Real Estate Investment Trust.

(A)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

ADR — American Depositary Receipt

Cl — Class

S&P — Standard & Poor’s

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issuers not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of May 31, 2015, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$60,337	$—	$—	$60,337
Cash Equivalent	3,685	—	—	3,685
U.S. Treasury Obligation	—	206	—	206

Total Investments in Securities	$64,022	$206	$—	$64,228

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Appreciation	$37	$—	$—	$37

*	Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended May 31, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2015, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2015	43

SUMMARY SCHEDULE OF INVESTMENTS

Large Cap Disciplined Equity Fund

May 31, 2015

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 96.1%

Consumer Discretionary — 10.6%
AutoZone*	0.7%	40,438	$27,240
Comcast, Cl A (A)	1.5	1,056,567	61,767
Home Depot	0.7	271,652	30,267
Other Securities (A)	7.7		324,558

			443,832

Consumer Staples — 10.3%
Altria Group	0.8	684,375	35,040
Coca-Cola	0.6	610,652	25,012
CVS Health	0.7	289,446	29,633
Henkel	0.6	234,293	23,978
Kroger	0.6	330,073	24,029
Mondelez International, Cl A	0.8	793,530	33,003
PepsiCo	1.3	575,989	55,543
Philip Morris International	0.8	388,821	32,299
Procter & Gamble	0.8	452,941	35,506
Wal-Mart Stores	0.8	441,645	32,801
Other Securities (A)	2.5		105,427

			432,271

Energy — 6.5%
Chevron	1.0	420,044	43,265
Exxon Mobil	1.0	499,039	42,518
Other Securities (A)	4.5		188,266

			274,049

Financials — 15.4%
American International Group	0.6	419,988	24,615
Berkshire Hathaway, Cl B*	1.4	424,804	60,747
Citigroup	1.2	897,315	48,527
CME Group, Cl A	0.5	233,850	22,029
Discover Financial Services	0.6	403,927	23,537
JPMorgan Chase	1.1	724,401	47,651
Voya Financial	0.6	553,303	25,070

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Wells Fargo	0.9%	666,132	$37,277
Other Securities (A)	8.5		358,147

			647,600

Health Care — 15.3%
Actavis*	0.8	112,566	34,536
Amgen	0.6	153,329	23,959
Bristol-Myers Squibb	0.9	566,665	36,607
Express Scripts Holding*	0.6	297,670	25,939
Gilead Sciences (A)	1.1	426,771	47,914
Johnson & Johnson	1.2	521,334	52,206
Merck	0.9	620,155	37,761
Pfizer	1.0	1,214,196	42,193
Thermo Fisher Scientific	0.6	184,220	23,880
UnitedHealth Group	1.0	352,150	42,332
Zoetis, Cl A	0.7	547,941	27,271
Other Securities (A)	5.9		246,638

			641,236

Industrials — 10.6%
3M	0.7	201,559	32,064
General Electric	0.9	1,324,993	36,133
Honeywell International	0.6	226,998	23,653
Lockheed Martin	0.7	154,400	29,058
Southwest Airlines	0.6	705,214	26,128
Union Pacific	0.6	245,545	24,778
Other Securities (A)	6.5		275,067

			446,881

Information Technology — 19.5%
Apple	3.7	1,196,834	155,924
Cisco Systems	1.1	1,501,752	44,016
Google, Cl A*	0.8	61,675	33,632
Google, Cl C*	1.2	95,479	50,805
Intel (A)	1.0	1,238,298	42,672
MasterCard, Cl A	0.5	241,115	22,245
Microsoft	1.5	1,365,561	63,990
Xerox	0.7	2,736,062	31,246
Other Securities (A)	9.0		372,572

			817,102

Materials — 3.0%
LyondellBasell Industries, Cl A	0.7	270,549	27,352
Other Securities	2.3		99,351

			126,703

Telecommunication Services — 1.8%
Verizon Communications	1.4	1,155,747	57,140
Other Securities	0.4		18,472

			75,612

44	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Utilities — 3.1%
Other Securities	3.1%		$128,874

Total Common Stock (Cost $3,362,553) ($ Thousands)			4,034,160

RIGHTS — 0.0%

United States — 0.0%
Other Securities	0.0		91

Total Rights (Cost $–) ($ Thousands)			91

AFFILIATED PARTNERSHIP — 0.7%
SEI Liquidity Fund, L.P. 0.060%**† (B)	0.7	29,683,177	29,683

Total Affiliated Partnership (Cost $29,683) ($ Thousands)			29,683

CASH EQUIVALENT — 4.1%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.010%**†	4.1	172,334,872	172,335

Total Cash Equivalent (Cost $172,335) ($ Thousands)			172,335

U.S. TREASURY OBLIGATIONS (C) — 0.3%
Other Securities	0.3		14,576

Total U.S. Treasury Obligations (Cost $14,577) ($ Thousands)			14,576

Total Investments — 101.2% (Cost $3,579,148) ($ Thousands)			$4,250,845

A list of the open futures contracts held by the Fund at May 31, 2015, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Appreciation ($ Thousands)
S&P 500 Index E-MINI	770	Jun-2015	$1,652
S&P 500 Index E-MINI	181	Sep-2015	318

			$1,970

For the year ended May 31, 2015, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $4,198,645 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2015.

†	Investment in Affiliated Security (see Note 6).

(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2015 (see Note 12). The total market value of securities on loan at May 31, 2015 was $28,661 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan (See Note 12). The total value of such securities as of May 31, 2015 was $29,683 ($ Thousands).

(C)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

Cl — Class

L.P. — Limited Partnership

S&P — Standard & Poor’s

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issuers not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of May 31, 2015, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$4,034,160	$—	$—	$4,034,160
Rights	—	91	—	91
Affiliated Partnership	—	29,683	—	29,683
Cash Equivalent	172,335	—	—	172,335
U.S. Treasury Obligations	—	14,576	—	14,576

Total Investments in Securities	$4,206,495	$44,350	$—	$4,250,845

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Appreciation	$1,970	$—	$—	$1,970

*	Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended May 31, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2015, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2015	45

SUMMARY SCHEDULE OF INVESTMENTS

Large Cap Index Fund

May 31, 2015

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 98.1%

Consumer Discretionary — 12.6%
Amazon.com*	0.7%	33,989	$14,589
Comcast, Cl A (A)	0.7	234,625	13,716
Home Depot	0.7	116,315	12,960
McDonald’s	0.4	89,880	8,622
Walt Disney	0.9	156,572	17,281
Other Securities (A)	9.2		180,707

			247,875

Consumer Staples — 8.6%
Altria Group	0.4	180,540	9,244
Coca-Cola	0.8	359,340	14,719
CVS Health	0.5	106,052	10,858
PepsiCo	0.7	137,352	13,245
Philip Morris International	0.6	142,668	11,851
Procter & Gamble	1.0	242,974	19,047
Wal-Mart Stores	0.5	144,379	10,723
Other Securities (A)	4.1		80,968

			170,655

Energy — 7.5%
Chevron	0.9	172,102	17,727
Exxon Mobil	1.7	386,338	32,916
Schlumberger	0.5	118,063	10,717
Other Securities (A)	4.4		85,857

			147,217

Financials — 16.7%
Bank of America	0.8	951,663	15,703
Berkshire Hathaway, Cl B*	1.2	164,500	23,524
Citigroup	0.8	275,004	14,872
Goldman Sachs Group	0.4	40,675	8,387
JPMorgan Chase	1.1	340,034	22,368
SEI (B)†	0.0	11,742	562
Wells Fargo	1.2	429,266	24,022
Other Securities (A)	11.2		220,372

			329,810

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Health Care — 14.4%
AbbVie	0.5%	153,062	$10,192
Actavis*	0.5	32,954	10,111
Amgen	0.6	68,658	10,729
Biogen*	0.4	21,500	8,535
Bristol-Myers Squibb	0.5	150,459	9,720
Gilead Sciences	0.8	139,034	15,609
Johnson & Johnson	1.3	254,309	25,466
Medtronic	0.5	129,826	9,908
Merck	0.8	264,443	16,102
Pfizer	1.0	572,822	19,906
UnitedHealth Group	0.5	88,920	10,689
Other Securities (A)	7.0		136,695

			283,662

Industrials — 10.6%
3M	0.5	59,433	9,454
Boeing	0.4	61,691	8,669
General Electric	1.3	901,423	24,582
United Technologies	0.5	83,190	9,747
Other Securities (A)	7.9		156,350

			208,802

Information Technology — 19.2%
Apple	3.6	543,415	70,796
Cisco Systems	0.7	464,027	13,601
Facebook, Cl A*	0.7	178,700	14,151
Google, Cl A*	0.7	25,429	13,867
Google, Cl C*	0.7	25,799	13,728
Intel (A)	0.8	450,658	15,530
International Business Machines	0.7	85,598	14,522
MasterCard, Cl A	0.4	91,500	8,442
Microsoft	1.8	743,400	34,836
Oracle	0.7	297,520	12,939
Qualcomm	0.5	153,159	10,672
Visa, Cl A	0.6	181,800	12,486
Other Securities (A)	7.3		143,736

			379,306

Materials — 3.5%
Other Securities (A)	3.5		68,758

Telecommunication Services — 2.1%
AT&T	0.8	469,633	16,221
Verizon Communications	1.0	371,776	18,381
Other Securities (A)	0.3		6,540

			41,142

46	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Utilities — 2.9%
Other Securities	2.9%		$56,871

Total Common Stock (Cost $1,063,777) ($ Thousands)			1,934,098

AFFILIATED PARTNERSHIP — 1.3%
SEI Liquidity Fund, L.P. 0.060%**† (C)	1.3	25,575,279	25,575

Total Affiliated Partnership (Cost $25,575) ($ Thousands)			25,575

CASH EQUIVALENT — 1.8%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.010%**†	1.8	36,001,609	36,002

Total Cash Equivalent (Cost $36,002) ($ Thousands)			36,002

U.S. TREASURY OBLIGATION (D) — 0.1%
Other Securities	0.1		2,150

Total U.S. Treasury Obligation (Cost $2,150) ($ Thousands)			2,150

Total Investments — 101.3% (Cost $1,127,504) ($ Thousands)			$1,997,825

A list of the open futures contracts held by the Fund at May 31, 2015, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Appreciation ($ Thousands)
S&P 500 Index E-MINI	322	Jun-2015	$893
S&P Mid 400 Index E-MINI	35	Jun-2015	105

			$998

For the year ended May 31, 2015, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $1,972,254 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2015.

†	Investment in Affiliated Security (see Note 6).

(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2015 (see Note 12). The total market value of securities on loan at May 31, 2015 was $24,808 ($ Thousands).

(B)	The Fund may purchase securities of certain companies with which it is affiliated to the extent these companies are represented in its benchmark index.

(C)	This security was purchased with cash collateral held from securities on loan (See Note 12). The total value of such securities as of May 31, 2015 was $25,575 ($ Thousands).

(D)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

Cl — Class

L.P. — Limited Partnership

S&P — Standard & Poor’s

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issuers not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of May 31, 2015, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$1,934,098	$—	$—	$1,934,098
Affiliated Partnership	—	25,575	—	25,575
Cash Equivalent	36,002	—	—	36,002
U.S. Treasury Obligation	—	2,150	—	2,150

Total Investments in Securities	$1,970,100	$27,725	$—	$1,997,825

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Appreciation	$998	$—	$—	$998

*	Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended May 31, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2015, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2015	47

SUMMARY SCHEDULE OF INVESTMENTS

S&P 500 Index Fund

May 31, 2015

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 98.2%

Consumer Discretionary — 12.2%
Amazon.com*	0.8%	63,960	$27,454
Comcast, Cl A	0.8	426,974	24,961
Home Depot	0.8	221,487	24,678
McDonald’s	0.5	161,587	15,501
Walt Disney	0.9	262,683	28,992
Other Securities (A)	8.4		268,751

			390,337

Consumer Staples — 9.3%
Altria Group	0.5	330,983	16,946
Coca-Cola	0.8	660,257	27,044
CVS Health	0.6	189,083	19,358
PepsiCo	0.8	249,078	24,019
Philip Morris International	0.7	259,978	21,597
Procter & Gamble	1.1	453,670	35,563
Wal-Mart Stores	0.6	265,483	19,718
Other Securities	4.2		133,037

			297,282

Energy — 7.8%
Chevron	1.0	315,878	32,536
Exxon Mobil	1.9	704,600	60,032
Schlumberger	0.6	214,383	19,460
Other Securities (A)	4.3		137,405

			249,433

Financials — 15.9%
Bank of America	0.9	1,767,483	29,163
Berkshire Hathaway, Cl B*	1.3	306,328	43,805
Citigroup	0.9	509,757	27,568
JPMorgan Chase	1.3	626,357	41,202
Wells Fargo	1.4	787,648	44,077
Other Securities (A)	10.1		323,324

			509,139

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Health Care — 14.9%
AbbVie	0.6%	289,178	$19,256
Actavis*	0.6	65,599	20,126
Amgen	0.6	127,491	19,922
Biogen*	0.5	39,400	15,641
Bristol-Myers Squibb	0.6	279,383	18,048
Celgene*	0.5	134,587	15,402
Gilead Sciences	0.9	250,278	28,099
Johnson & Johnson	1.5	467,070	46,772
Medtronic	0.6	239,561	18,283
Merck	0.9	476,870	29,037
Pfizer	1.1	1,029,735	35,783
UnitedHealth Group	0.6	160,287	19,268
Other Securities	5.9		188,397

			474,034

Industrials — 10.0%
3M	0.5	106,691	16,973
Boeing	0.5	110,091	15,470
General Electric	1.5	1,690,770	46,107
United Technologies	0.5	138,891	16,274
Other Securities (A)	7.0		224,109

			318,933

Information Technology — 19.8%
Apple	4.0	978,246	127,446
Cisco Systems	0.8	857,743	25,140
Facebook, Cl A*	0.9	352,778	27,936
Google, Cl A*	0.8	47,941	26,143
Google, Cl C*	0.8	48,263	25,681
Intel (A)	0.9	795,752	27,422
International Business Machines	0.8	154,451	26,203
MasterCard, Cl A	0.5	164,147	15,144
Microsoft	2.0	1,378,004	64,573
Oracle	0.7	538,665	23,427
Qualcomm	0.6	277,278	19,321
Visa, Cl A	0.7	325,970	22,388
Other Securities (A)	6.3		201,135

			631,959

Materials — 3.2%
Other Securities	3.2		100,286

Telecommunication Services — 2.2%
AT&T	0.9	872,043	30,120
Verizon Communications	1.1	698,152	34,517
Other Securities	0.2		6,692

			71,329

48	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Utilities — 2.9%
Other Securities	2.9%		$92,937

Total Common Stock (Cost $2,964,886) ($ Thousands)			3,135,669

AFFILIATED PARTNERSHIP — 0.4%
SEI Liquidity Fund, L.P. 0.060%**† (B)	0.4	12,329,426	12,329

Total Affiliated Partnership (Cost $12,329) ($ Thousands)			12,329

CASH EQUIVALENT — 1.4%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.010%**†	1.4	45,190	45,190

Total Cash Equivalent (Cost $45,190) ($ Thousands)			45,190

U.S. TREASURY OBLIGATIONS (C) — 0.1%
Other Securities	0.1		3,900

Total U.S. Treasury Obligations (Cost $3,901) ($ Thousands)			3,900

Total Investments — 100.1% (Cost $3,026,306) ($ Thousands)			$3,197,088

A list of the open futures contracts held by the Fund at May 31, 2015, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Appreciation ($ Thousands)
S&P 500 Index E-MINI	547	Jun-2015	$1,553

For the year ended May 31, 2015, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $3,194,844 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2015.

†	Investment in Affiliated Security (see Note 6).

(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2015 (see Note 12). The total market value of securities on loan at May 31, 2015 was $11,973 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan (See Note 12). The total value of such securities as of May 31, 2015 was $12,329 ($ Thousands).

(C)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

Cl — Class

L.P. — Limited Partnership

S&P — Standard & Poor’s

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issuers not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of May 31, 2015, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$3,135,669	$—	$—	$3,135,669
Affiliated Partnership	—	12,329	—	12,329
Cash Equivalent	45,190	—	—	45,190
U.S. Treasury Obligations	—	3,900	—	3,900

Total Investments in Securities	$3,180,859	$16,229	$—	$3,197,088

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Appreciation	$1,553	$—	$—	$1,553

*	Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended May 31, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2015, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2015	49

SUMMARY SCHEDULE OF INVESTMENTS

Extended Market Index Fund

May 31, 2015

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 98.0%

Consumer Discretionary — 14.9%
Advance Auto Parts	0.3%	12,199	$1,869
Charter Communications, Cl A* (A)	0.3	13,165	2,357
DISH Network, Cl A*	0.3	35,419	2,507
Foot Locker	0.2	24,414	1,543
Jarden*	0.2	32,310	1,714
Las Vegas Sands	0.4	62,204	3,162
Lear	0.2	12,971	1,505
Liberty Interactive, Cl A*	0.3	81,516	2,280
Polaris Industries	0.2	11,007	1,575
Signet Jewelers	0.2	13,455	1,740
Sirius XM Holdings*	0.2	433,479	1,673
Tesla Motors* (A)	0.5	15,679	3,932
Thomson Reuters	0.3	58,985	2,357
Ulta Salon Cosmetics & Fragrance*	0.2	10,773	1,644
Other Securities (A)	11.1		79,774

			109,632

Consumer Staples — 3.2%
Bunge	0.3	24,443	2,262
Church & Dwight	0.3	22,699	1,906
Other Securities (A)	2.6		19,396

			23,564

Energy — 4.5%
Cheniere Energy*	0.4	39,365	2,985
Concho Resources*	0.3	19,942	2,399
Other Securities (A)	3.8		27,983

			33,367

Financials — 22.7%
Annaly Capital Management‡	0.2	158,514	1,655
Federal Realty Investment Trust‡	0.2	11,286	1,518

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

FNF Group	0.2%	46,258	$1,756
Markel*	0.2	2,313	1,787
SEI (C)	0.2	22,519	1,077
TD Ameritrade Holding	0.2	44,973	1,671
Other Securities (A)	21.5		158,151

			167,615

Health Care — 12.9%
Alnylam Pharmaceuticals*	0.2	12,089	1,585
BioMarin Pharmaceutical*	0.4	25,946	3,258
Catamaran*	0.3	34,407	2,059
Illumina*	0.6	22,979	4,736
Incyte*	0.4	23,971	2,640
Jazz Pharmaceuticals*	0.2	9,934	1,782
Medivation*	0.2	12,804	1,691
Mettler Toledo International*	0.2	4,882	1,585
Omnicare	0.2	16,596	1,581
Other Securities (A)	10.2		74,418

			95,335

Industrials — 13.7%
Towers Watson, Cl A	0.2	10,933	1,508
TransDigm Group	0.3	8,805	1,990
United Continental Holdings*	0.5	61,752	3,371
Verisk Analytics, Cl A*	0.3	27,672	2,008
Wabtec	0.2	16,106	1,615
Other Securities (A)	12.2		90,650

			101,142

Information Technology — 16.6%
Activision Blizzard	0.3	82,406	2,082
FleetCor Technologies*	0.3	13,773	2,095
LinkedIn, Cl A*	0.5	17,206	3,354
Maxim Integrated Products	0.2	47,304	1,659
Palo Alto Networks*	0.2	9,133	1,548
Qorvo*	0.3	23,880	1,962
ServiceNow*	0.3	25,569	1,959
Twitter*	0.4	85,300	3,128
Other Securities (A)	14.1		104,522

			122,309

Materials — 5.2%
Celanese, Cl A	0.2	25,992	1,790
Rock-Tenn, Cl A	0.2	24,070	1,568
Other Securities (A)	4.8		34,692

			38,050

Telecommunication Services — 1.0%
SBA Communications, Cl A*	0.3	21,419	2,395
T-Mobile US*	0.2	44,405	1,726
Other Securities (A)	0.5		3,290

			7,411

50	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Utilities — 3.3%
American Water Works	0.2%	29,918	$1,582
Other Securities (A)	3.1		22,353

			23,935

Total Common Stock (Cost $639,406) ($ Thousands)			722,360

WARRANTS — 0.0%
Other Securities	0.0		—

Total Warrants (Cost $—) ($ Thousands)			—

RIGHTS — 0.0%

Bermuda — 0.0%
Other Securities	0.0		—

United States — 0.0%
Other Securities	0.0		—

Total Rights (Cost $—) ($ Thousands)			—

AFFILIATED PARTNERSHIP — 5.8%
SEI Liquidity Fund, L.P. 0.060%† (B)	5.8	42,794,061	42,794

Total Affiliated Partnership (Cost $42,794) ($ Thousands)			42,794

CASH EQUIVALENT — 1.9%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.010%**†	1.9	14,157,347	14,157

Total Cash Equivalent (Cost $14,157) ($ Thousands)			14,157

U.S. TREASURY OBLIGATIONS (D) — 0.1%
Other Securities	0.1		810

Total U.S. Treasury Obligations (Cost $810) ($ Thousands)			810

Total Investments — 105.8% (Cost $697,167) ($ Thousands)			$780,121

A list of the open futures contracts held by the Fund at May 31, 2015, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
Russell 2000 Index E-MINI	47	Jun-2015	$71
S&P Mid 400 Index E-MINI	60	Jun-2015	176

			$247

For the year ended May 31, 2015, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $737,363 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2015.

†	Investment in Affiliated Security (see Note 6).

‡	Real Estate Investment Trust.

(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2015. The total value of securities on loan at May 31, 2015 was $ 41,297 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total value of such securities as of May 31, 2015 was $42,794 ($ Thousands).

(C)	The Fund may purchase securities of certain companies with which it is affiliated to the extent these companies are represented in its benchmark index.

(D)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

Cl — Class

L.P. — Limited Partnership

S&P — Standard & Poor’s

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issuers not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of May 31, 2015, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$722,360	$—	$—	$722,360
Warrants	—	—	—	—
Rights	—	—	—	—
Affiliated Partnership	—	42,794	—	42,794
Cash Equivalent	14,157	—	—	14,157
U.S. Treasury Obligations	—	810	—	810

Total Investments in Securities	$736,517	$43,604	$—	$780,121

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$247	$—	$—	$247

*	Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended May 31, 2015 there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2015, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2015	51

SUMMARY SCHEDULE OF INVESTMENTS

Small Cap Fund

May 31, 2015

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 93.8%

Consumer Discretionary — 12.6%
Brunswick	0.3%	44,524	$2,273
Burlington Stores*	0.3	42,089	2,221
Jack in the Box	0.4	29,767	2,584
Libbey	0.3	50,322	1,988
Vail Resorts	0.5	32,309	3,352
Wolverine World Wide	0.3	80,526	2,366
Other Securities (A)	10.5		71,564

			86,348

Consumer Staples — 2.5%
SpartanNash	0.4	79,391	2,482
Other Securities (A)	2.1		14,652

			17,134

Energy — 4.0%
Scorpio Tankers	0.3	239,100	2,181
Other Securities (A)	3.7		24,889

			27,070

Financials — 22.9%
Bank of the Ozarks (A)	0.5	78,359	3,445
Central Pacific Financial	0.3	90,691	2,124
CNO Financial Group	0.6	211,570	3,808
Geo Group‡	0.4	72,000	2,731
Hanover Insurance Group	0.4	39,135	2,786
Highwoods Properties‡	0.5	81,805	3,432
Maiden Holdings	0.3	142,800	1,996
Pebblebrook Hotel Trust‡	0.4	71,615	3,071
Popular*	0.4	81,800	2,658
Western Alliance Bancorp*	0.4	78,945	2,475
Yadkin Financial*	0.3	112,726	2,226
Other Securities (A)	18.4		125,806

			156,558

Health Care — 14.4%
Acadia Healthcare* (A)	0.5	49,328	3,657
CONMED	0.3	35,601	1,977

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Greatbatch*	0.3%	43,700	$2,272
HealthSouth	0.5	82,591	3,565
Sage Therapeutics*	0.3	28,400	2,126
Other Securities (A)	12.5		85,083

			98,680

Industrials — 14.0%
Acuity Brands	0.3	11,411	2,014
Curtiss-Wright	0.4	32,860	2,369
EMCOR Group	0.4	64,759	2,938
G&K Services, Cl A	0.4	37,167	2,590
Generac Holdings* (A)	0.3	54,755	2,288
Great Lakes Dredge & Dock*	0.3	381,300	2,120
Interface, Cl A	0.3	95,552	2,057
Kadant	0.3	46,769	2,203
Primoris Services	0.4	129,961	2,439
Tutor Perini*	0.3	111,500	2,337
Other Securities (A)	10.6		72,593

			95,948

Information Technology — 17.6%
Aspen Technology*	0.3	48,992	2,097
Belden	0.4	32,602	2,752
Cavium*	0.5	43,907	3,090
Demandware*	0.3	36,890	2,298
Envestnet*	0.3	49,075	2,150
Exar*	0.3	189,500	2,058
Guidewire Software* (A)	0.3	40,079	1,942
Infoblox*	0.4	91,371	2,375
Inphi*	0.5	149,400	3,577
MAXIMUS	0.3	34,876	2,280
Qlik Technologies*	0.3	57,144	2,067
Qorvo*	0.4	36,915	3,033
Silicon Laboratories*	0.3	36,017	1,997
SPS Commerce*	0.3	33,345	2,168
Other Securities (A)	12.7		86,526

			120,410

Materials — 2.9%
Sensient Technologies	0.4	37,490	2,538
Other Securities (A)	2.5		16,878

			19,416

Telecommunication Services — 0.6%
Other Securities (A)	0.6		4,015

Utilities — 2.3%
Portland General
Electric (A)	0.4	76,630	2,679
Other Securities (A)	1.9		13,221

			15,900

Total Common Stock (Cost $538,505) ($ Thousands)			641,479

52	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

EXCHANGE TRADED FUND — 0.3%
Other Securities	0.3%		$1,849

Total Exchange Traded Fund (Cost $1,734) ($ Thousands)			1,849

RIGHTS — 0.0%
Other Securities	0.0		—

Total Rights (Cost $—) ($ Thousands)			—

CONVERTIBLE BOND — 0.0%

Consumer Discretionary — 0.0%
Other Securities	0.0		4

Total Convertible Bond (Cost $445) ($ Thousands)			4

AFFILIATED PARTNERSHIP — 8.9%
SEI Liquidity Fund, L.P. 0.060%**† (B)	8.9	60,494,618	60,495

Total Affiliated Partnership (Cost $60,495) ($ Thousands)			60,495

CASH EQUIVALENT — 5.6%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.010%**†	5.6	38,294,397	38,294

Total Cash Equivalent (Cost $38,294) ($ Thousands)			38,294

U.S. TREASURY OBLIGATION — 0.1%
Other Securities	0.1		689

Total U.S. Treasury Obligation (Cost $689) ($ Thousands)			689

Total Investments — 108.7% (Cost $640,162) ($ Thousands)			$742,810

A list of the open futures contracts held by the Fund at May 31, 2015, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Appreciation ($ Thousands)
Russell 2000 Index E-MINI	129	Jun-2015	$367

For the year ended May 31, 2015, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $683,624 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2015.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).
(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2015. The total value of securities on loan at May 31, 2015 was $58,596 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total value of such securities as of May 31, 2015 was $60,495 ($ Thousands).

Cl — Class

L.P. — Limited Partnership

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issuers not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of May 31, 2015, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3(1)	Total
Common Stock	$641,479	$—	$—	$641,479
Exchange Traded Fund	1,849	—	—	1,849
Rights	—	—	—	—
Convertible Bond	—	—	4	4
Affiliated Partnership	—	60,495	—	60,495
Cash Equivalent	38,294	—	—	38,294
U.S. Treasury Obligation	—	689	—	689

Total Investments in Securities	$681,622	$61,184	$4	$742,810

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Appreciation	$367	$—	$—	$367

(1)	A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to the net assets.

*	Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended May 31, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2015, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $O or have been rounded to $O.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2015	53

SUMMARY SCHEDULE OF INVESTMENTS

Small Cap II Fund

May 31, 2015

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 94.6%

Consumer Discretionary — 13.3%
Abercrombie & Fitch, Cl A (A)	0.6%	105,200	$2,153
Big Lots	0.5	39,330	1,727
Burlington Stores*	0.3	23,781	1,255
Five Below*	0.4	41,864	1,392
Jack in the Box	0.4	15,441	1,340
Pool	0.4	24,337	1,613
Other Securities (A)	10.7		40,190

			49,670

Consumer Staples — 2.4%
Other Securities (A)	2.4		8,750

Energy — 3.3%
Carrizo Oil & Gas*	0.3	25,009	1,255
PBF Energy, Cl A	0.5	66,300	1,778
Tidewater (A)	0.5	72,165	1,771
Other Securities (A)	2.0		7,324

			12,128

Financials — 17.2%
Blackstone Mortgage Trust, Cl A‡	0.3	42,250	1,277
First Niagara Financial Group	0.6	247,160	2,202
Green Dot, Cl A*	0.4	105,000	1,538
Hanover Insurance Group	0.5	24,379	1,735
Highwoods Properties‡	0.4	30,750	1,290
Horace Mann Educators	0.3	35,759	1,231
Iberiabank	0.5	30,705	1,973
OFG Bancorp (A)	0.6	160,000	2,102
TCF Financial	0.6	148,644	2,340
Other Securities (A)	13.0		48,579

			64,267

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Health Care — 15.9%
Acadia Healthcare* (A)	0.6%	29,158	$2,162
Akorn*	0.3	27,509	1,263
Amsurg, Cl A*	0.6	33,946	2,286
Analogic	0.3	16,300	1,379
Community Health Systems*	0.4	25,200	1,394
DexCom*	0.5	24,407	1,750
HealthSouth	0.5	46,718	2,016
Integra LifeSciences Holdings*	0.6	32,525	2,185
LDR Holding*	0.4	33,418	1,354
Other Securities (A)	11.7		43,784

			59,573

Industrials — 17.3%
ACCO Brands*	0.4	189,000	1,389
Actuant, Cl A	0.3	50,579	1,189
Atlas Air Worldwide Holdings*	0.4	27,400	1,493
Crane	0.4	22,100	1,338
EMCOR Group	0.4	33,244	1,508
Hexcel	0.4	32,942	1,622
Huron Consulting Group*	0.4	23,465	1,509
Regal-Beloit	0.4	19,646	1,536
Spirit AeroSystems Holdings, Cl A*	0.3	23,610	1,289
Triumph Group	0.8	44,230	2,950
Wesco Aircraft Holdings*	0.5	130,340	1,924
Other Securities (A)	12.6		46,944

			64,691

Information Technology — 20.1%
Aspen Technology*	0.4	36,727	1,572
Blackbaud	0.4	29,090	1,491
Cavium*	0.5	26,393	1,857
Dealertrack Technologies*	0.5	41,967	1,750
Euronet Worldwide*	0.4	26,005	1,555
Infoblox*	0.5	79,687	2,071
MAXIMUS	0.4	20,003	1,308
OmniVision Technologies*	0.6	84,700	2,284
OSI Systems*	0.5	23,900	1,727
PTC*	0.3	29,311	1,210
Silicon Laboratories*	0.5	32,059	1,777
Zebra Technologies, Cl A*	0.3	10,698	1,173
Other Securities (A)	14.8		55,428

			75,203

Materials — 3.0%
Other Securities (A)	3.0		11,347

Telecommunication Services — 0.4%
Other Securities (A)	0.4		1,624

54	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Utilities — 1.7%
Other Securities (A)	1.7%		$6,367

Total Common Stock (Cost $306,510) ($ Thousands)			353,620

EXCHANGE TRADED FUNDS — 0.6%
Other Securities	0.6		2,139

Total Exchange Traded Funds (Cost $1,824) ($ Thousands)			2,139

RIGHTS — 0.0%
Other Securities	0.0		—

Total Rights (Cost $—) ($ Thousands)			—

AFFILIATED PARTNERSHIP — 8.0%
SEI Liquidity Fund, L.P. 0.060% (B)	8.0	29,913,883	29,914

Total Affiliated Partnership (Cost $29,914) ($ Thousands)			29,914

CASH EQUIVALENT — 5.2%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.010%**†	6.5	19,425,519	19,426

Total Cash Equivalent (Cost $19,426) ($ Thousands)			19,426

U.S. TREASURY OBLIGATION (C) — 0.2%
Other Securities	0.2		925

Total U.S. Treasury Obligation (Cost $925) ($ Thousands)			925

Total Investments — 108.6% (Cost $358,599) ($ Thousands)			$406,024

A list of the open futures contracts held by the Fund at May 31, 2015, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Appreciation ($ Thousands)
Russell 2000 Index E-MINI	66	Jun-2015	$217

For the year ended May 31, 2015, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $373,858 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2015.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2015. The total value of securities on loan at May 31, 2015 was $28,796 ($ Thousands).
(B)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total value of such securities as of May 31, 2015 was $29,914 ($ Thousands).

(C)	All or a portion of this security has been pledged as collateral for open futures contracts.

Cl — Class

L.P. — Limited Partnership

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issuers not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of May 31, 2015, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$353,620	$—	$—	$353,620
Exchange Traded Funds	2,139	—	—	2,139
Rights	—	—	—	—
Affiliated Partnership	—	29,914	—	29,914
Cash Equivalent	19,426	—	—	19,426
U.S. Treasury Obligation	—	925	—	925

Total Investments in Securities	$375,185	$30,839	$—	$406,024

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Appreciation	$217	$—	$—	$217

*	Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended May 31, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2015, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $O or have been rounded to $O.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2015	55

SUMMARY SCHEDULE OF INVESTMENTS

Small/Mid Cap Equity Fund

May 31, 2015

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 95.2%

Consumer Discretionary — 13.8%
Carter’s	0.3%	54,939	$5,671
Five Below* (A)	0.5	261,691	8,701
Gannett	0.4	201,785	7,222
Imax* (A)	0.4	163,740	6,605
Jack in the Box	0.4	74,223	6,443
LKQ*	0.3	216,749	6,192
National CineMedia	0.4	468,058	7,456
Sally Beauty Holdings*	0.3	193,182	6,029
Wolverine World Wide	0.3	188,915	5,550
Other Securities (A)	10.5		197,565

			257,434

Consumer Staples — 2.4%
Other Securities (A)	2.4		43,754

Energy — 3.9%
RigNet* (A)	0.3	155,504	5,519
Other Securities (A)	3.6		67,103

			72,622

Financials — 20.7%
American Financial Group	0.4	104,132	6,612
Bank of the Ozarks	0.4	169,378	7,448
CNO Financial Group	0.4	395,593	7,121
Huntington Bancshares	0.4	589,368	6,560
Investors Bancorp	0.3	502,762	6,038
KeyCorp	0.3	430,211	6,272
LPL Financial Holdings (A)	0.4	165,528	7,058
Popular*	0.4	207,015	6,726
WisdomTree Investments	0.3	266,233	5,687
Zions Bancorporation	0.4	268,765	7,762
Other Securities (A)	17.0		317,545

			384,829

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Health Care — 13.4%
Acadia Healthcare* (A)	0.6%	145,341	$10,776
Akorn*	0.3	124,999	5,737
Alere*	0.3	109,281	5,637
Amsurg, Cl A*	0.3	85,139	5,733
Cooper	0.4	35,783	6,504
DexCom*	0.4	102,831	7,375
Health Net*	0.3	95,176	5,924
HealthSouth	0.4	155,752	6,722
LDR Holding*	0.4	176,160	7,138
Other Securities (A)	10.0		187,497

			249,043

Industrials — 16.1%
CEB	0.5	98,074	8,296
Clean Harbors*	0.5	178,332	10,047
Deluxe	0.4	111,070	7,089
EMCOR Group	0.3	136,268	6,182
JetBlue Airways* (A)	0.4	336,407	6,782
Oshkosh Truck	0.3	124,368	6,238
Other Securities (A)	13.7		255,020

			299,654

Information Technology — 17.8%
Cadence Design Systems*	0.6	562,814	11,138
Cavium*	0.4	93,789	6,600
Dealertrack Technologies*	0.4	158,313	6,602
Euronet Worldwide*	0.4	107,626	6,436
Infoblox*	0.5	349,588	9,086
Qorvo*	0.3	67,066	5,509
Silicon Laboratories*	0.3	110,351	6,118
SolarWinds*	0.4	170,036	8,068
Solera Holdings	0.6	212,502	10,483
SPS Commerce*	0.3	86,912	5,651
SS&C Technologies Holdings	0.5	158,176	9,321
Zebra Technologies, Cl A*	0.3	53,228	5,836
Other Securities (A)	12.8		240,513

			331,361

Materials — 3.8%
PolyOne	0.4	174,481	6,786
Other Securities (A)	3.4		63,298

			70,084

Telecommunication Services — 0.5%
Other Securities (A)	0.5		9,803

Utilities — 2.8%
Pinnacle West Capital	0.3	91,658	5,584
Portland General Electric (A)	0.4	235,176	8,222

56	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Other Securities (A)	2.1%		$38,395

			52,201

Total Common Stock (Cost $1,412,201) ($ Thousands)			1,770,785

EXCHANGE TRADED FUNDS — 0.3%
Other Securities	0.3		6,224

Total Exchange Traded Funds (Cost $5,057) ($ Thousands)			6,224

RIGHT — 0.0%

United States — 0.0%
Other Securities	0.0		—

Total Right (Cost $—) ($ Thousands)			—

AFFILIATED PARTNERSHIP — 10.3%
SEI Liquidity Fund, L.P. 0.060%† (B)	10.3	191,808,785	191,809

Total Affiliated Partnership (Cost $191,809) ($ Thousands)			191,809

CASH EQUIVALENT — 5.3%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.010%**†	5.3	98,885,069	98,885

Total Cash Equivalent (Cost $98,885) ($ Thousands)			98,885

U.S. TREASURY OBLIGATION — 0.3%
Other Securities	0.3		4,389

Total U.S. Treasury Obligation (Cost $4,390) ($ Thousands)			4,389

Total Investments — 111.4% (Cost $1,712,342) ($ Thousands)			$2,072,092

A list of the open futures contracts held by the Fund at May 31, 2015, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Appreciation ($ Thousands)
Russell 2000 Index E-MINI	222	Jun-2015	$629

For the year ended May 31, 2015, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $1,859,609 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2015.

†	Investment in Affiliated Security (see Note 6).

(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2015. The total value of securities on loan at May 31, 2015 was $186,581 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total value of such securities as of May 31, 2015 was $191,809 ($ Thousands).

Cl — Class

L.P. — Limited Partnership

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issuers not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of May 31, 2015, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$1,770,785	$—	$—	$1,770,785
Exchange Traded Funds	6,224	—	—	6,224
Right	—	—	—	—
Affiliated Partnership	—	191,809	—	191,809
Cash Equivalent	98,885	—	—	98,885
U.S. Treasury Obligation	—	4,389	—	4,389

Total Investments in Securities	$1,875,894	$196,198	$—	$2,072,092

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Appreciation	$629	$—	$—	$629

*	Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended May 31, 2015, there were no transfers between Level 1, Level 2 and Level 3 assets and liabilities.

For the year ended May 31, 2015, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2015	57

SUMMARY SCHEDULE OF INVESTMENTS

U.S. Managed Volatility Fund

May 31, 2015

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 96.4%

Consumer Discretionary — 12.4%
Aramark	0.6%	263,647	$8,265
Bed Bath & Beyond*	0.6	117,300	8,366
DIRECTV*	0.6	98,000	8,922
Kohl’s	0.9	201,549	13,200
Target	0.8	133,887	10,620
Other Securities	8.9		126,344

			175,717

Consumer Staples — 18.0%
Altria Group	1.3	367,612	18,821
Bunge	1.4	209,509	19,392
Clorox	1.0	135,737	14,613
Costco Wholesale	1.0	100,048	14,266
CVS Health	0.6	87,904	9,000
Dr. Pepper Snapple Group	0.9	167,972	12,873
Kroger	1.5	293,850	21,392
PepsiCo	0.9	138,543	13,360
Tyson Foods, Cl A	1.0	327,069	13,884
Wal-Mart Stores	1.6	302,574	22,472
Other Securities	6.8		94,509

			254,582

Energy — 1.0%
Other Securities	1.0		14,523

Financials — 19.4%
Allied World Assurance Holdings	0.7	229,620	9,757
Allstate	0.6	129,700	8,731
Axis Capital Holdings	0.9	223,775	12,317
CBOE Holdings	0.8	188,375	11,024
Everest Re Group	1.7	128,513	23,326
PartnerRe	1.2	128,556	16,896
RenaissanceRe Holdings	1.1	152,001	15,521
Travelers	1.1	159,499	16,128
Validus Holdings	0.8	274,958	11,798

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Other Securities	10.5%		$149,233

			274,731

Health Care — 16.9%
Aetna	0.6	71,200	8,399
AmerisourceBergen	1.0	118,949	13,389
Anthem	0.7	62,000	10,407
Baxter International	0.7	145,600	9,698
Eli Lilly	0.7	131,602	10,383
Express Scripts Holding*	0.9	142,819	12,445
Johnson & Johnson	1.9	260,604	26,097
McKesson	0.6	36,342	8,621
Merck	1.1	265,111	16,143
Omnicare	0.6	89,816	8,558
Pfizer	1.1	445,700	15,488
Quest Diagnostics	0.7	139,300	10,479
Other Securities	6.3		88,916

			239,023

Industrials — 3.1%
Deere	0.6	87,800	8,225
Other Securities	2.5		35,164

			43,389

Information Technology — 9.5%
Amdocs	1.6	407,689	22,362
FactSet Research Systems	0.6	49,690	8,207
Intel	0.6	253,300	8,729
International Business Machines	1.6	133,670	22,677
Other Securities	5.1		72,346

			134,321

Materials — 2.3%
Avery Dennison	0.6	136,330	8,440
Other Securities	1.7		23,582

			32,022

Telecommunication Services — 5.2%
AT&T	1.4	582,217	20,110
Verizon Communications	1.6	462,226	22,852
Other Securities	2.2		30,397

			73,359

Utilities — 8.6%
Consolidated Edison	0.8	188,463	11,654
DTE Energy	0.6	111,268	8,816
Edison International	1.4	324,765	19,749
Entergy	1.5	275,063	21,034
Exelon	0.6	235,800	7,977
Public Service Enterprise Group	0.6	188,500	8,036

58	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Other Securities	3.2%		$45,114

			122,380

Total Common Stock (Cost $1,119,341) ($ Thousands)			1,364,047

CASH EQUIVALENT — 4.2%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.010%**†	4.2	58,843,509	58,844

Total Cash Equivalent (Cost $58,844) ($ Thousands)			58,844

U.S. TREASURY OBLIGATIONS (A) — 0.1%
Other Securities	0.1		2,108

Total U.S. Treasury Obligations (Cost $2,108) ($ Thousands)			2,108

Total Investments — 100.7% (Cost $1,180,293) ($ Thousands)			$1,424,999

A list of the open futures contracts held by the Fund at May 31, 2015, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Appreciation ($ Thousands)
S&P 500 Index E-MINI	307	Jun-2015	$1,137

For the year ended May 31, 2015, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $1,414,638 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2015.

†	Investment in Affiliated Security (see Note 6).

(A)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

Cl — Class

S&P — Standard & Poor’s

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issuers not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of May 31, 2015, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$1,364,047	$—	$—	$1,364,047
Cash Equivalent	58,844	—	—	58,844
U.S. Treasury Obligations	—	2,108	—	2,108

Total Investments in Securities	$1,422,891	$2,108	$—	$1,424,999

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts* Unrealized Appreciation	$1,137	$—	$—	$1,137

*	Future contracts are valued at the unrealized appreciation on the instrument.

For the year ended May 31, 2015, there were no significant transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2015, there were no significant transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2015	59

SUMMARY SCHEDULE OF INVESTMENTS

World Equity Ex-US Fund

May 31, 2015

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 94.4%

Argentina — 0.3%
Other Securities (A)	0.3%		$23,611

Australia — 3.5%
Newcrest Mining*	0.5	3,596,526	38,899
Other Securities (A)	3.0		228,761

			267,660

Austria — 1.0%
Other Securities	1.0		79,195

Belgium — 0.5%
Other Securities	0.5		41,149

Brazil — 1.3%
Other Securities (A)	1.3		95,289

Canada — 4.7%
Valeant Pharmaceuticals International*	0.7	212,232	50,402
Other Securities (A)	4.0		305,401

			355,803

Chile — 0.1%
Other Securities	0.1		3,913

China — 4.4%
Anhui Conch Cement	0.8	14,920,500	62,557
China Construction Bank	0.5	40,279,800	40,480
Tencent Holdings	0.5	2,042,828	41,033
Other Securities (A)	2.6		190,619

			334,689

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Colombia — 0.2%
Other Securities (A)	0.2%		$13,842

Czech Republic — 0.2%
Other Securities	0.2		15,076

Denmark — 1.1%
Other Securities	1.1		86,645

Finland — 0.8%
Other Securities (A)	0.8		57,558

France — 3.3%
L’Oreal	0.5	206,352	38,901
Other Securities (A)	2.8		211,474

			250,375

Germany — 5.1%
Other Securities (A)	5.1		387,924

Hong Kong — 3.6%
BOC Hong Kong Holdings	0.5	9,613,500	39,562
China Mobile	1.2	7,145,844	94,122
Other Securities	1.9		138,333

			272,017

India — 2.2%
Tata Motors ADR	0.7	1,446,683	55,408
Other Securities	1.5		110,409

			165,817

Indonesia — 0.7%
Other Securities	0.7		56,343

Ireland — 4.0%
Actavis*	0.5	121,618	37,314
ICON*	1.0	1,135,714	73,674
Mallinckrodt*	0.5	288,126	37,295
Shire ADR	0.1	33,154	8,625
Other Securities	1.9		148,274

			305,182

Israel — 1.0%
Teva Pharmaceutical Industries ADR	0.8	961,742	57,801
Other Securities	0.2		16,671

			74,472

Italy — 0.8%
Fiat Chrysler Automobiles*	0.5	2,471,136	39,419
Other Securities	0.3		21,710

			61,129

60	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Japan — 12.9%
Daiwa Securities Group	0.5%	5,078,520	$40,405
Denso	0.8	1,222,200	64,126
FANUC	0.7	244,622	54,288
Hitachi	0.5	5,730,300	39,250
Japan Exchange Group	0.8	2,073,157	63,233
Mizuho Financial Group	0.6	22,035,700	48,761
Omron	0.5	867,544	40,478
Other Securities (A)	8.5		637,094

			987,635

Malaysia — 0.1%
Other Securities	0.1		9,542

Mexico — 0.6%
America Movil ADR, Ser L	0.5	1,868,455	39,238
Other Securities	0.1		7,105

			46,343

Netherlands — 2.6%
Core Laboratories (A)	0.5	338,868	39,810
NXP Semiconductor*	0.5	348,250	39,091
Other Securities (A)	1.6		118,784

			197,685

Norway — 1.8%
DnB	0.9	3,789,725	66,340
Norsk Hydro (A)	0.6	9,868,021	46,178
Other Securities (A)	0.3		27,449

			139,967

Panama — 0.1%
Other Securities (A)	0.1		7,560

Peru — 0.2%
Other Securities	0.2		15,288

Philippines — 0.0%
Other Securities	0.0		277

Poland — 0.1%
Other Securities	0.1		8,863

Portugal — 0.1%
Other Securities	0.1		6,598

Qatar — 0.1%
Other Securities	0.1		5,208

Russia — 0.6%
Other Securities	0.6		45,626

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Singapore — 2.2%
Avago Technologies, Cl A	0.6%	282,590	$41,843
DBS Group Holdings	0.6	2,973,000	44,742
Other Securities	1.0		84,631

			171,216

South Africa — 1.4%
Naspers, Cl N	0.5	256,094	37,570
Other Securities	0.9		70,811

			108,381

South Korea — 3.5%
Samsung Electronics	1.0	65,793	77,592
SK Hynix	0.7	1,222,750	56,379
Other Securities (A)	1.8		130,895

			264,866

Spain — 0.9%
Amadeus IT Holding, Cl A	0.6	1,039,249	47,210
Other Securities	0.3		24,758

			71,968

Sweden — 2.4%
Other Securities (A)	2.4		186,209

Switzerland — 5.6%
Actelion	0.7	367,862	51,240
Novartis	0.6	467,346	47,807
Novartis ADR	0.6	407,970	41,911
Roche Holding	1.1	280,044	81,993
Zurich Insurance Group ADR	0.6	1,469,800	46,990
Other Securities (A)	2.0		156,731

			426,672

Taiwan — 3.7%
Taiwan Semiconductor Manufacturing	0.2	3,008,000	14,308
Taiwan Semiconductor Manufacturing ADR	1.0	3,126,275	75,906
Other Securities (A)	2.5		195,919

			286,133

Thailand — 0.0%
Other Securities	0.0		2,024

Turkey — 1.1%
Other Securities	1.1		87,341

SEI Institutional Investments Trust / Annual Report / May 31, 2015	61

SUMMARY SCHEDULE OF INVESTMENTS

World Equity Ex-US Fund (Continued)

May 31, 2015

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

United Kingdom — 14.0%
ARM Holdings	0.3%	1,488,355	$26,232
ARM Holdings ADR	0.9	1,284,691	68,436
Imperial Tobacco Group	0.5	754,442	38,797
ITV	0.6	10,807,748	44,908
Marks & Spencer Group ADR	0.5	2,181,000	38,844
Persimmon	0.7	1,686,282	50,486
Reckitt Benckiser Group	0.5	436,427	39,325
Rio Tinto ADR (A)	0.6	1,058,977	46,351
Royal Dutch Shell, Cl A	0.5	1,285,909	38,304
Royal Dutch Shell, Cl A (GBP)	0.1	120,089	3,561
Royal Dutch Shell ADR, Cl A	0.5	627,200	37,456
Shire	1.5	1,296,792	111,507
Other Securities	6.8		524,689

			1,068,896

United States — 1.6%
Everest Re Group	0.6	242,188	43,960
Other Securities	1.0		77,132

			121,092

Total Common Stock (Cost $6,339,300) ($ Thousands)			7,213,079

PREFERRED STOCK — 0.9%

Brazil — 0.5%
Other Securities	0.5		36,452

Germany — 0.4%
Other Securities	0.4		34,877

Total Preferred Stock (Cost $79,752) ($ Thousands)			71,329

RIGHTS — 0.0%

Brazil — 0.0%
Other Securities	0.0		—

United Kingdom — 0.0%
Other Securities	0.0		32

Total Rights (Cost $—) ($ Thousands)			32

AFFILIATED PARTNERSHIP — 4.5%
SEI Liquidity Fund, L.P. 0.060%**† (B)	4.5	347,864,814	347,865

Total Affiliated Partnership (Cost $347,865) ($ Thousands)			347,865

Description	Percentage of Net Assets (%)	Shares/Face Amount (Thousands) (1)	Market Value ($ Thousands)

CASH EQUIVALENT — 2.1%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.010%**†	2.1%	159,793,968	$159,794

Total Cash Equivalent (Cost $159,794) ($ Thousands)			159,794

U.S. TREASURY OBLIGATIONS — 0.2%
Other Securities (C)	0.2		12,700

Total U.S. Treasury Obligations (Cost $12,699) ($ Thousands)			12,700

TIME DEPOSITS — 1.9%
Brown Brothers Harriman
5.800%, 06/01/2015	ZAR	22,339	1,836
2.650%, 06/01/2015	NZD	—	—
1.250%, 06/01/2015	AUD	190	145
0.427%, 06/01/2015	NOK	9,408	1,207
0.100%, 06/01/2015	CAD	628	503
0.100%, 06/01/2015	SGD	38	28
0.079%, 06/01/2015	GBP	3,406	5,198
0.030%, 06/01/2015		124,718	124,718
0.005%, 06/01/2015	JPY	18,388	148
0.005%, 06/01/2015	HKD	11,299	1,458
(0.211)%, 06/01/2015	EUR	5,066	5,554
(0.400)%, 06/01/2015	SEK	—	—
(1.000)%, 06/01/2015	CHF	1,133	1,201
(1.050)%, 06/01/2015	DKK	1	—

Total Time Deposits (Cost $141,996) ($ Thousands)			141,996

Total Investments — 104.0% (Cost $7,081,406) ($ Thousands)			$7,946,795

A list of the open futures contracts held by the Fund at May 31, 2015, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
Euro-Stoxx	1,614	Jun-2015	$26
FTSE 100 Index	434	Jun-2015	191
Hang Seng Index	46	Jun-2015	(142)
S&P TSX 60 Index	125	Jun-2015	(210)
SPI 200 Index	147	Jun-2015	62
Topix Index	310	Jun-2015	2,000

			$1,927

For the year ended May 31, 2015, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

62	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Percentages are based on a Net Assets of $7,644,844 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2015.

†	Investment in Affiliated Security (see Note 6).

(1)	In U.S. dollars unless otherwise indicated.

(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2015. The total value of securities on loan at May 31, 2015 was $326,306 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total value of such securities as of May 31, 2015 was $347,865 ($ Thousands).

(C)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

ADR — American Depositary Receipt

AUD — Australian Dollar

CAD — Canadian Dollar

CHF — Swiss Franc

Cl — Class

DKK — Danish Krone

EUR — Euro

FTSE — Financial Times and Stock Exchange

GBP — British Pound Sterling

HKD — Hong Kong Dollar

JPY — Japanese Yen

L.P. — Limited Partnership

NOK — Norwegian Krone

NZD — New Zealand Dollar

S&P — Standard & Poor’s

SEK — Swedish Krone

SGD — Singapore Dollar

SPI — Share Price Index

TSX — Toronto Stock Exchange

ZAR — South African Rand

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issuers not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of May 31, 2015, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3(1)	Total
Common Stock	$7,199,966	$—	$13,113	$7,213,079
Preferred Stock	71,329	—	—	71,329
Rights	32	—	—	32
Affiliated Partnership	—	347,865	—	347,865
Cash Equivalent	159,794	—	—	159,794
U.S. Treasury Obligations	—	12,700	—	12,700
Time Deposits	—	141,996	—	141,996

Total Investments in Securities	$7,431,121	$502,561	$13,113	$7,946,795

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Appreciation	$2,279	$—	$—	$2,279
Unrealized Depreciation	(352)	—	—	(352)

Total Other Financial Instruments	$1,927	$—	$—	$1,927

(1)	A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets.

*	Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended May 31, 2015, there were transfers between Level 1 and Level 2 assets and liabilities. The primary reason for changes in the classifications between Levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded.

For the year ended May 31, 2015, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2015	63

SUMMARY SCHEDULE OF INVESTMENTS

Screened World Equity Ex-US Fund

May 31, 2015

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 94.3%

Argentina — 0.5%
Other Securities	0.5%		$406

Australia — 2.9%
Australia & New Zealand Banking Group	0.5	16,376	416
Commonwealth Bank of Australia	0.5	6,914	450
Other Securities	1.9		1,555

			2,421

Austria — 2.1%
Voestalpine	0.5	10,115	420
Other Securities	1.6		1,339

			1,759

Belgium — 0.4%
Other Securities	0.4		355

Brazil — 1.5%
Other Securities	1.5		1,216

Canada — 5.2%
Magna International, Cl A	0.6	8,600	492
Toronto-Dominion Bank	0.5	10,400	451
Other Securities	4.1		3,375

			4,318

Chile — 0.1%
Other Securities	0.1		44

China — 4.1%
Anhui Conch Cement	0.5	100,500	421
Other Securities	3.6		2,999

			3,420

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Colombia — 0.3%
Other Securities	0.3%		$224

Czech Republic — 0.3%
Other Securities	0.3		244

Denmark — 2.1%
Novo Nordisk, Cl B	0.6	8,716	486
Other Securities	1.5		1,313

			1,799

Finland — 2.0%
Other Securities	2.0		1,639

France — 3.7%
Essilor International	0.5	3,590	438
Other Securities	3.2		2,635

			3,073

Germany — 3.0%
Other Securities	3.0		2,531

Hong Kong — 3.1%
China Mobile	0.6	38,500	507
Hong Kong Exchanges and Clearing	0.6	13,800	531
Orient Overseas International	0.5	79,000	438
Other Securities	1.4		1,123

			2,599

India — 1.6%
HDFC Bank ADR	0.7	9,375	559
ICICI Bank ADR	0.6	50,443	532
Other Securities	0.3		283

			1,374

Indonesia — 0.8%
Other Securities	0.8		648

Ireland — 2.3%
ICON*	1.1	14,516	942
Ryanair Holdings ADR	0.5	6,233	415
Other Securities	0.7		563

			1,920

Israel — 0.3%
Other Securities	0.3		209

Italy — 1.2%
Other Securities	1.2		1,030

64	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Japan — 11.6%
Denso	1.3%	20,100	$1,055
Japan Airlines	0.6	14,700	506
Nippon Telegraph & Telephone	0.6	6,700	468
Secom	0.7	8,600	576
Toyota Motor	1.1	13,600	943
Other Securities	7.3		6,184

			9,732

Malaysia — 0.2%
Other Securities	0.2		145

Mexico — 1.0%
Other Securities	1.0		858

Netherlands — 3.1%
Core Laboratories	0.8	5,475	643
Unilever	1.3	25,424	1,082
Other Securities	1.0		856

			2,581

New Zealand — 0.6%
Other Securities	0.6		500

Norway — 1.7%
DnB	1.2	56,268	985
Other Securities	0.5		473

			1,458

Panama — 0.2%
Other Securities	0.2		140

Peru — 0.2%
Other Securities	0.2		164

Philippines — 0.1%
Other Securities	0.1		95

Poland — 0.3%
Other Securities	0.3		278

Portugal — 0.2%
Other Securities	0.2		183

Qatar — 0.2%
Other Securities	0.2		150

Russia — 0.5%
Other Securities	0.5		392

Singapore — 1.6%
DBS Group Holdings	0.5	28,900	435

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Other Securities	1.1%		$870

			1,305

South Africa — 2.1%
FirstRand	0.6	124,118	531
Naspers, Cl N	0.8	4,539	666
Other Securities	0.7		571

			1,768

South Korea — 3.6%
Samsung Electronics	1.6	1,162	1,370
SK Hynix	0.5	9,239	426
Other Securities	1.5		1,257

			3,053

Spain — 1.3%
Amadeus IT Holding, Cl A	0.9	15,987	726
Other Securities	0.4		388

			1,114

Sweden — 2.8%
Atlas Copco, Cl B	0.5	16,572	445
Getinge, Cl B	0.6	19,628	473
Svenska Handelsbanken, Cl A	0.6	34,152	513
Other Securities	1.1		915

			2,346

Switzerland — 4.5%
Nestle	0.7	8,081	624
Novartis	0.4	2,850	292
Novartis ADR	0.8	6,591	677
Roche Holding	1.0	2,724	798
Other Securities	1.6		1,392

			3,783

Taiwan — 3.4%
Taiwan Semiconductor Manufacturing	0.3	59,000	281
Taiwan Semiconductor Manufacturing ADR	1.4	47,091	1,143
Other Securities	1.7		1,462

			2,886

Thailand — 0.0%
Other Securities	0.0		30

Turkey — 1.1%
Other Securities	1.1		958

United Kingdom — 14.7%
ARM Holdings	0.6	26,394	465
ARM Holdings ADR	1.3	20,756	1,106

SEI Institutional Investments Trust / Annual Report / May 31, 2015	65

SUMMARY SCHEDULE OF INVESTMENTS

Screened World Equity Ex-US Fund (Continued)

May 31, 2015

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Associated British Foods	0.5%	9,394	$434
AstraZeneca	0.5	6,447	430
Diageo	0.6	19,249	533
HSBC Holdings	0.7	61,573	585
Prudential	0.9	30,062	746
Rio Tinto	0.5	10,091	440
Shire	1.5	14,843	1,276
Wolseley	0.6	8,629	532
Other Securities	7.0		5,817

			12,364

United States — 1.8%
Carnival, Cl A	0.7	12,633	585
Everest Re Group	0.9	3,913	710
Other Securities	0.2		253

			1,548

Total Common Stock (Cost $74,350) ($ Thousands)			79,060

PREFERRED STOCK — 1.1%

Brazil — 1.1%
Itau Unibanco Holding	0.5	42,510	459
Other Securities	0.6		526

			985

Germany — 0.0%
Other Securities	0.0		40

Total Preferred Stock (Cost $1,321) ($ Thousands)			1,025

RIGHTS — 0.0%

Brazil — 0.0%
Other Securities	0.0		—

Italy — 0.0%
Other Securities	0.0		—

United Kingdom — 0.0%
Other Securities	0.0		1

Total Rights (Cost $—) ($ Thousands)			1

CASH EQUIVALENT — 0.4%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.010%**†		296,201	296

Total Cash Equivalent (Cost $296) ($ Thousands)			296

Description	Percentage of Net Assets (%)	Face Amount (Thousands) (1)	Market Value ($ Thousands)

U.S. TREASURY OBLIGATION (A) — 0.0%
Other Securities	0.0%		$16

Total U.S. Treasury Obligation (Cost $16) ($ Thousands)			16

TIME DEPOSITS — 2.5%
Brown Brothers Harriman
5.800%, 06/01/2015	ZAR	455	38
2.650%, 06/01/2015	NZD	2	1
1.250%, 06/01/2015	AUD	60	46
0.427%, 06/01/2015	NOK	100	13
0.100%, 06/01/2015	CAD	16	13
0.100%, 06/01/2015	SGD	13	9
0.079%, 06/01/2015	GBP	65	100
0.030%, 06/01/2015		1,611	1,611
0.005%, 06/01/2015	HKD	125	16
0.005%, 06/01/2015	JPY	4,565	37
(0.211)%, 06/01/2015	EUR	104	114
(0.400)%, 06/01/2015	SEK	95	11
(1.000)%, 06/01/2015	CHF	48	51
(1.050)%, 06/01/2015	DKK	87	13

Total Time Deposits (Cost $2,073) ($ Thousands)			2,073

Total Investments — 98.3% (Cost $78,056) ($ Thousands)			$82,471

A list of the open futures contracts held by the Fund at May 31, 2015, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
Euro-Stoxx	9	Jun-2015	$(1)
FTSE 100 Index	3	Jun-2015	(1)
SPI 200 Index	1	Jun-2015	—
Topix Index	2	Jun-2015	7

			$5

For the year ended May 31, 2015, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $83,879 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2015.

†	Investment in Affiliated Security (see Note 6).

(1)	In U.S. dollars unless otherwise indicated.

(A)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

ADR — American Depositary Receipt

AUD — Australian Dollar

CAD — Canadian Dollar

CHF — Swiss Franc

Cl — Class

DKK — Danish Krone

EUR — Euro

66	SEI Institutional Investments Trust / Annual Report / May 31, 2015

FTSE — Financial Times and Stock Exchange

GBP — British Pound Sterling

HKD — Hong Kong Dollar

JPY — Japanese Yen

NOK — Norwegian Krone

NZD — New Zealand Dollar

S&P — Standard & Poor’s

SEK — Swedish Krone

SGD — Singapore Dollar

SPI — Share Price Index

ZAR — South African Rand

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issuers not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of May 31, 2015, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3(1)	Total
Common Stock	$78,968	$1	$91	$79,060
Preferred Stock	1,025	—	—	1,025
Rights	1	—	—	1
Cash Equivalent	296	—	—	296
U.S. Treasury Obligation	—	16	—	16
Time Deposits	—	2,073	—	2,073

Total Investments in Securities	$80,290	$2,090	$91	$82,471

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Appreciation	$7	$—	$—	$7
Unrealized Depreciation	(2)	—	—	(2)

Total Other Financial Instruments	$5	$—	$—	$5

(1)	A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets.

*	Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended May 31, 2015, there were transfers between Level 1 and Level 2 assets and liabilities. The primary reason for changes in the classifications between Levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded.

For the year ended May 31, 2015, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2015	67

SUMMARY SCHEDULE OF INVESTMENTS

Emerging Markets Equity Fund

May 31, 2015

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 71.6%

Argentina — 1.5%
MercadoLibre	0.7%	26,465	$3,841
YPF ADR	0.4	80,344	2,231
Other Securities	0.4		2,986

			9,058

Botswana — 0.0%
Other Securities	0.0		217

Brazil — 3.9%
Ambev ADR	0.4	435,090	2,502
JBS	0.7	843,900	4,116
TOTVS	0.4	186,400	2,239
Other Securities	2.4		14,033

			22,890

Canada — 0.3%
Other Securities	0.3		1,942

Chile — 0.7%
Other Securities	0.7		3,929

China — 10.2%
Bank of China	1.3	11,232,000	7,462
China Communications Construction	0.4	1,413,000	2,443
China Construction Bank	0.8	4,543,000	4,566
Ctrip.com International ADR*	0.5	39,300	3,139
Industrial & Commercial Bank of China	0.6	4,014,000	3,495
Qunar Cayman Islands ADR*	0.4	58,435	2,576
Tencent Holdings	1.0	303,200	6,090
Other Securities	5.2		30,503

			60,274

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Colombia — 1.1%
Other Securities	1.1%		$6,722

Czech Republic — 0.4%
Other Securities	0.4		2,137

Egypt — 0.7%
Commercial International Bank Egypt GDR	0.5	395,662	2,706
Other Securities	0.2		1,540

			4,246

Georgia — 0.1%
Other Securities	0.1		406

Greece — 0.1%
Other Securities	0.1		670

Hong Kong — 4.3%
China Mobile ADR	0.6	57,900	3,807
Other Securities	3.7		21,529

			25,336

Hungary — 0.1%
Other Securities	0.1		368

India — 2.1%
Dr Reddy’s Laboratories ADR	1.0	108,860	6,034
ICICI Bank ADR	0.4	236,900	2,502
Tata Motors ADR	0.5	80,200	3,072
Other Securities	0.2		959

			12,567

Indonesia — 3.2%
Bank Negara Indonesia Persero	0.4	4,402,800	2,289
Other Securities	2.8		16,969

			19,258

Ivory Coast — 0.0%
Other Securities	0.0		159

Jersey — 0.1%
Other Securities	0.1		302

Kazakhstan — 0.2%
Other Securities	0.2		1,469

Kenya — 0.2%
Other Securities	0.2		1,252

68	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Lithuania — 0.1%
Other Securities	0.1%		$334

Malaysia — 1.0%
Other Securities	1.0		5,791

Mauritius — 0.0%
Other Securities	0.0		271

Mexico — 2.7%
Grupo Televisa ADR	0.6	98,565	3,731
Other Securities	2.1		12,080

			15,811

Morocco — 0.2%
Other Securities	0.2		987

Nigeria — 0.6%
Other Securities	0.6		3,772

Oman — 0.1%
Other Securities	0.1		852

Pakistan — 0.6%
Habib Bank	0.6	1,800,000	3,589

Panama — 0.5%
Other Securities	0.5		3,042

Peru — 0.7%
Other Securities	0.7		4,158

Philippines — 4.0%
BDO Unibank	0.6	1,443,385	3,496
Megaworld	0.4	21,972,084	2,341
Robinsons Land	0.3	2,621,700	1,735
Universal Robina	0.8	1,136,240	4,863
Other Securities	1.9		11,186

			23,621

Poland — 1.6%
Eurocash	0.5	310,925	3,084
Powszechny Zaklad Ubezpieczen	0.5	22,425	2,675
Other Securities	0.6		4,031

			9,790

Qatar — 0.5%
Other Securities	0.5		2,865

Romania — 1.1%
Banca Transilvania*	0.6	5,645,850	3,372
Other Securities	0.5		3,035

			6,407

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Russia — 2.0%
Other Securities	2.0%		$11,698

South Africa — 2.7%
Other Securities	2.7		15,909

South Korea — 7.9%
Korea Electric Power ADR	0.4	125,100	2,586
KT&G	0.6	37,256	3,241
Medy-Tox	0.7	9,120	3,833
Samsung Electronics	1.1	5,525	6,516
SK Hynix	0.5	65,784	3,033
SK Telecom ADR	0.4	96,000	2,346
Other Securities	4.2		25,413

			46,968

Spain — 0.0%
Other Securities	0.0		178

Taiwan — 9.0%
Fubon Financial Holding	0.4	1,085,000	2,234
Hon Hai Precision Industry	0.6	1,039,000	3,355
Pegatron	0.7	1,392,000	4,154
Taiwan Semiconductor Manufacturing ADR	1.3	308,265	7,485
Taiwan Semiconductor Manufacturing	0.3	360,000	1,712
Other Securities	5.7		34,203

			53,143

Thailand — 2.5%
PTT	0.4	229,700	2,369
Other Securities	2.1		12,186

			14,555

Turkey — 1.3%
Coca-Cola Icecek	0.4	134,565	2,280
Other Securities	0.9		5,398

			7,678

Ukraine — 0.0%
Other Securities	0.0		230

United Arab Emirates — 2.2%
Al Noor Hospitals Group	0.5	217,016	3,159
DAMAC Properties Dubai*	0.5	3,339,537	2,700
Emaar Properties	0.4	1,111,417	2,339
Other Securities	0.8		4,763

			12,961

United Kingdom — 0.2%
Other Securities	0.2		558

SEI Institutional Investments Trust / Annual Report / May 31, 2015	69

SUMMARY SCHEDULE OF INVESTMENTS

Emerging Markets Equity Fund (Continued)

May 31, 2015

Description	Percentage of Net Assets (%)	Shares/Number of P-Notes	Market Value ($ Thousands)

United States — 0.9%
PriceSmart	0.6%	42,608	$3,474
Other Securities	0.3		2,054

			5,528

Total Common Stock (Cost $413,970) ($ Thousands)			423,898

EXCHANGE TRADED FUNDS — 17.0%

United States — 17.0%
iPath MSCI India Index ETN	0.4	36	2,522
iShares MSCI Emerging Markets Index Fund	15.1	2,176	89,493
iShares MSCI India ETF	0.4	83	2,537
WisdomTree India Earnings Fund	1.1	279	6,178

Total Exchange Traded Funds (Cost $101,481) ($ Thousands)			100,730

PARTICIPATION NOTES* — 7.9%
Bupa Arabia for Cooperative Insurance, Expires 04/05/17	0.5	47	2,966
Glenmark Pharmaceuticals, Expires 06/28/18	0.1	47	641
LIC Housing Finance, Expires 03/08/19	0.1	84	549
Mouwasat Medical Services, Expires 09/20/17	0.2	29	1,136
National Bank of Kuwait, Expires 03/24/16	0.7	1,413	3,823
Samba Financial Group, Expires 03/02/17	0.3	211	1,623
Saudi Pharmaceuticals, Expires 12/05/17	0.3	149	1,909
SKS Microfinance, Expires 11/05/18	0.1	89	647
Other Securities	5.6		33,033

Total Participation Notes (Cost $47,067) ($ Thousands)			46,327

PREFERRED STOCK — 1.2%

Brazil — 1.0%
Other Securities	1.0		5,649

Colombia — 0.1%
Other Securities	0.1		698

Description	Percentage of Net Assets (%)	Shares/Face Amount (Thousands) (1)	Market Value ($ Thousands)

South Korea — 0.1%
Other Securities	0.1%		$631

Total Preferred Stock (Cost $8,439) ($ Thousands)			6,978

CASH EQUIVALENT — 0.5%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.010**†	0.5	2,799,884	2,800

Total Cash Equivalent (Cost $2,800) ($ Thousands)			2,800

TIME DEPOSITS — 1.2%
Brown Brothers Harriman
5.800% 06/01/2015	ZAR	7	1
0.100% 06/01/2015	CAD	3	2
0.079% 06/01/2015	GBP	43	65
0.030% 06/01/2015		7,228	7,228
0.005% 06/01/2015	HKD	269	35
(0.211)% 06/01/2015	EUR	20	22

Total Time Deposits (Cost $7,353) ($ Thousands)			7,353

Total Investments — 99.4% (Cost $581,110) ($ Thousands)			$588,086

Percentages are based on a Net Assets of $591,963 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2015.

†	Investment in Affiliated Security (see Note 6).

(1)	In U.S. dollars unless otherwise indicated.

ADR — American Depositary Receipt

CAD — Canadian Dollar

Cl — Class

ETN — Exchange Traded Note

GBP — British Pound Sterling

GDR — Global Depositary Receipt

EUR — Euro

HKD — Hong Kong Dollar

ZAR — South African Rand

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issuers not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

70	SEI Institutional Investments Trust / Annual Report / May 31, 2015

The following is a list of the level of inputs used as of May 31, 2015, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$422,627	$1,271	$—	$423,898
Exchange Traded Funds	100,730	—	—	100,730
Participation Notes	—	46,327	—	46,327
Preferred Stock	6,978	—	—	6,978
Cash Equivalent	2,800	—	—	2,800
Time Deposits	—	7,353	—	7,353

Total Investments in Securities	$533,135	$54,951	$—	$588,086

For the period ended May 31, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the period ended May 31, 2015, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2015	71

SCHEDULE OF INVESTMENTS

Opportunistic Income Fund

May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES — 39.1%

Agency Mortgage-Backed Obligations — 9.3%
FFCB
0.450%, 09/16/2016	$1,500	$1,499
FHLMC
0.500%, 05/13/2016	200	200
FHLMC ARM (A)
3.026%, 03/01/2036	3,199	3,489
2.387%, 06/01/2035	2,808	2,997
1.937%, 10/01/2035	1,498	1,577
FHLMC CMO, Ser 2007-3311, Cl FN
0.486%, 05/15/2037 (A)	1,107	1,107
FHLMC CMO, Ser 2010-3721, Cl FB
0.686%, 09/15/2040 (A)	3,721	3,760
FHLMC CMO, Ser 2011-3891, Cl BF
0.724%, 07/15/2041 (A)	2,590	2,608
FHLMC Multifamily Structured Pass-Through Certificates, Ser K035, Cl A2
3.458%, 08/25/2023 (A)	7,000	7,511
FHLMC Multifamily Structured Pass-Through Certificates, Ser K703, Cl X1, IO
2.036%, 05/25/2018 (A)	29,667	1,566
FHLMC Multifamily Structured Pass-Through Certificates, Ser K708, Cl X1, IO
1.488%, 01/25/2019 (A)	86,805	4,150
FHLMC Multifamily Structured Pass-Through Certificates, Ser K710, Cl X1, IO
1.776%, 05/25/2019 (A)	31,480	1,883
FHLMC Multifamily Structured Pass-Through Certificates, Ser KF03, Cl A
0.524%, 01/25/2021 (A)	4,076	4,077

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

FHLMC Multifamily Structured Pass-Through Certificates, Ser KF06, Cl A
0.506%, 11/25/2021 (A)	$7,996	$8,001
FHLMC Multifamily Structured Pass-Through Certificates, Ser KLSF, Cl A
0.506%, 11/25/2021 (A)	10,000	10,013
FHLMC REMIC, Ser 2007-3335, Cl BF
0.336%, 07/15/2019 (A)	491	491
FHLMC REMIC, Ser 2010-83, Cl BA
5.000%, 08/25/2040	948	1,019
FNMA
6.000%, 09/01/2039 to 04/01/2040	1,605	1,837
4.500%, 10/01/2024	2,627	2,822
3.000%, 05/01/2022	4,973	5,244
FNMA ARM (A)
2.502%, 04/01/2034	1,722	1,843
2.425%, 10/01/2033 to 05/01/2034	928	980
2.371%, 10/01/2033	643	686
2.364%, 08/01/2034	1,733	1,848
2.354%, 07/01/2036	2,623	2,802
2.351%, 05/01/2035	1,043	1,113
2.339%, 10/01/2024	349	373
2.310%, 05/01/2035	1,578	1,677
2.287%, 10/01/2033	977	1,049
2.281%, 04/01/2033	497	529
2.277%, 09/01/2034	898	956
2.270%, 10/01/2033	564	601
2.198%, 06/01/2035	1,017	1,080
2.158%, 01/01/2034	1,087	1,164
2.111%, 05/01/2037	3,245	3,446
2.060%, 09/01/2033	1,467	1,534
2.022%, 06/01/2035	697	735
1.995%, 10/01/2035	1,907	2,033
1.965%, 07/01/2034	839	892
1.959%, 07/01/2034	1,831	1,927
1.833%, 02/01/2035	2,433	2,556
1.824%, 03/01/2035	2,604	2,737
FNMA CMO, Ser 2005-92, Cl UF
0.535%, 10/25/2025 (A)	2,081	2,089
FNMA CMO, Ser 2010-87, Cl PF
0.566%, 06/25/2040 (A)	3,068	3,084
FNMA CMO, Ser 2011-63, Cl FG
0.635%, 07/25/2041 (A)	2,369	2,385
FNMA CMO, Ser 2011-88, Cl AB
2.500%, 09/25/2026	2,657	2,711
FNMA CMO, Ser 2012-112, Cl BI, IO
3.000%, 09/25/2031	14,234	1,825

72	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

FNMA CMO, Ser 2013-96, Cl FW
0.579%, 09/25/2043 (A)	$2,583	$2,597
FNMA REMIC, Ser 2011-406, Cl 6, IO
4.000%, 01/25/2041 (A)	1,295	251
FNMA, Ser 2013-M3, Cl FA
0.398%, 06/25/2018 (A)	8,858	8,858
FNMA, Ser 2014-M8, Cl FA
0.442%, 05/25/2018 (A)	5,790	5,798
FNMA TBA
3.500%, 06/15/2026	1,150	1,220
3.000%, 06/25/2027	2,875	3,004
GNMA ARM (A)
1.841%, 12/20/2060	3,272	3,422
1.630%, 09/20/2060 to 11/20/2060	3,714	3,796
1.366%, 11/20/2060	3,438	3,499
1.267%, 12/20/2060	3,655	3,734
GNMA CMO, Ser 2002-66, Cl FC
0.583%, 07/16/2031 (A)	1,379	1,385
GNMA CMO, Ser 2011-69, Cl CI, IO
5.000%, 03/20/2036	259	4
GNMA CMO, Ser 2012-70, Cl IO, IO
0.788%, 08/16/2052 (A)	14,350	735
GNMA CMO, Ser 2012-95, Cl IO, IO
1.047%, 02/16/2053 (A)	3,405	228
GNMA, Ser 2011-152, Cl IO, IO
1.158%, 08/16/2051 (A)	14,252	636
GNMA, Ser 2012-89, Cl IO, IO
1.180%, 12/16/2053 (A)	10,149	563
Mortgage-Linked Amortizing Notes CMO, Ser 2012-1, Cl A10
2.060%, 01/15/2022	1,857	1,895
NCUA Guaranteed Notes CMO, Ser 2010-A1, Cl A
0.531%, 12/07/2020 (A)	5,948	5,954
NCUA Guaranteed Notes CMO, Ser 2010-R1, Cl 1A
0.631%, 10/07/2020 (A)	7,630	7,676
NCUA Guaranteed Notes CMO, Ser 2010-R2, Cl 2A
0.648%, 11/05/2020 (A)	7,533	7,579
NCUA Guaranteed Notes CMO, Ser 2010-R3, Cl 1A
0.741%, 12/08/2020 (A)	8,505	8,582
NCUA Guaranteed Notes CMO, Ser 2010-R3, Cl 2A
0.741%, 12/08/2020 (A)	494	498
NCUA Guaranteed Notes CMO, Ser 2011-R1, Cl 1A
0.631%, 01/08/2020 (A)	4,985	5,012

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

NCUA Guaranteed Notes CMO, Ser 2011-R2, Cl 1A
0.578%, 02/06/2020 (A)	$5,851	$5,876
NCUA Guaranteed Notes CMO, Ser 2011-R3, Cl 1A
0.580%, 03/11/2020 (A)	6,142	6,161
NCUA Guaranteed Notes CMO, Ser 2011-R4, Cl 1A
0.561%, 03/06/2020 (A)	883	885
NCUA Guaranteed Notes CMO, Ser 2011-R6, Cl 1A
0.558%, 05/07/2020 (A)	502	502

		200,856

Non-Agency Mortgage-Backed Obligations — 29.8%
A10 Securitization LLC, Ser 2013-2, Cl A
2.620%, 11/15/2027 (B)	3,236	3,256
Adjustable Rate Mortgage Trust, Ser 2005-2, Cl 1A2
2.514%, 06/25/2035 (A) (B)	687	635
Adjustable Rate Mortgage Trust, Ser 2005-4, Cl 7A2
0.645%, 08/25/2035 (A) (B)	474	471
BAMLL Commercial Mortgage Securities Trust, Ser 2014-ICTS, Cl D
2.086%, 06/15/2028 (A) (B)	2,500	2,497
Banc of America Commercial Mortgage, Ser 2006-4, Cl AM
5.675%, 07/10/2046	3,165	3,318
Banc of America Commercial Mortgage, Ser 2006-6, Cl A4
5.356%, 10/10/2045	3,470	3,560
Banc of America Commercial Mortgage, Ser 2007-3, Cl AJ
5.576%, 06/10/2049 (A)	4,030	4,207
Banc of America Funding Trust, Ser 2006-I, Cl 1A1
2.314%, 12/20/2036 (A) (B)	8,592	8,640
Banc of America Funding, Ser 2004-C, Cl 2A2
2.860%, 12/20/2034 (A) (B)	655	641
Banc of America Funding, Ser 2005-F, Cl 4A1
2.662%, 09/20/2035 (A) (B)	223	192
Banc of America Funding, Ser 2006-D, Cl 3A1
2.820%, 05/20/2036 (A) (B)	151	134
Banc of America Funding, Ser 2010-R11A, Cl 4A6
2.073%, 11/26/2036 (A) (B)	534	533

SEI Institutional Investments Trust / Annual Report / May 31, 2015	73

SCHEDULE OF INVESTMENTS

Opportunistic Income Fund (Continued)

May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Banc of America Funding, Ser 2010-R4, Cl 6A1
0.318%, 01/26/2037 (A) (B)	$589	$584
Banc of America Merrill Lynch Commercial Mortgage, Ser 2, Cl H
5.165%, 07/10/2043 (A) (B)	1,238	1,237
Banc of America Merrill Lynch Commercial Mortgage, Ser 2006-5, Cl A2
5.317%, 09/10/2047	364	364
Banc of America Mortgage Securities, Ser 2003-E, Cl 2A2
2.814%, 06/25/2033 (A) (B)	5,456	5,489
Banc of America Mortgage Securities, Ser 2005-A, Cl 2A1
2.669%, 02/25/2035 (A) (B)	81	79
Banc of America Mortgage Trust, Ser 2003-F, Cl 2A3
2.625%, 07/25/2033 (A) (B)	3,187	3,197
Banc of America Mortgage Trust, Ser 2003-I, Cl 2A6
2.775%, 10/25/2033 (A) (B)	6,353	6,380
Banc of America Mortgage Trust, Ser 2003-K, Cl 2A1
2.713%, 12/25/2033 (A) (B)	3,447	3,403
Banc of America Mortgage Trust, Ser 2004-A, Cl 2A2
2.666%, 02/25/2034 (A) (B)	2,396	2,382
Banc of America Mortgage Trust, Ser 2004-C, Cl 2A1
2.695%, 04/25/2034 (A) (B)	1,688	1,682
Banc of America Mortgage Trust, Ser 2004-L, Cl 1A1
2.692%, 01/25/2035 (A) (B)	1,333	1,319
Banc of America Re-Remic Trust, Ser 2013-DSNY, Cl E
2.786%, 09/15/2026 (A) (B)	1,500	1,496
Bayview Commercial Asset Trust, Ser 2003-2, Cl A
1.055%, 12/25/2033 (A) (B)	2,505	2,413
Bayview Commercial Asset Trust, Ser 2004-1, Cl A
0.545%, 04/25/2034 (A) (B)	5,183	4,941
Bayview Commercial Asset Trust, Ser 2004-2, Cl A
0.615%, 08/25/2034 (A) (B)	3,000	2,844
Bayview Commercial Asset Trust, Ser 2005-1A, Cl A2
0.535%, 04/25/2035 (A) (B)	3,546	3,252
BCAP LLC Trust, Ser 2009-RR2, Cl A1
2.848%, 01/21/2038 (A) (B)	738	741

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Bear Stearns Alt-A Trust, Ser 2003-5, Cl 2A1
2.369%, 12/25/2033 (A) (B)	$3,401	$3,449
Bear Stearns Alt-A Trust, Ser 2004-7, Cl 2A1
2.508%, 08/25/2034 (A) (B)	4,789	4,844
Bear Stearns ARM Trust, Ser 2003-8, Cl 4A1
2.639%, 01/25/2034 (A) (B)	6,029	6,019
Bear Stearns ARM Trust, Ser 2004-1, Cl 12A3
2.855%, 04/25/2034 (A) (B)	3,470	3,441
Bear Stearns ARM Trust, Ser 2004-1, Cl 21A1
2.273%, 04/25/2034 (A) (B)	1,208	1,193
Bear Stearns ARM Trust, Ser 2004-5, Cl 2A
2.991%, 07/25/2034 (A) (B)	4,263	4,265
Bear Stearns ARM Trust, Ser 2004-9, Cl 12A1
2.781%, 11/25/2034 (A) (B)	1,851	1,844
Bear Stearns ARM Trust, Ser 2004-9, Cl 22A1
3.032%, 11/25/2034 (A) (B)	1,422	1,432
Bear Stearns ARM Trust, Ser 2005-2, Cl A1
2.680%, 03/25/2035 (A) (B)	4,011	4,046
Bear Stearns ARM Trust, Ser 2005-2, Cl A2
2.515%, 03/25/2035 (A) (B)	3,329	3,334
Bear Stearns ARM Trust, Ser 2005-5, Cl A2
2.260%, 08/25/2035 (A) (B)	7,988	8,022
Bear Stearns Commercial Mortgage Securities, Ser 2005-PWR9, Cl A4A
4.871%, 09/11/2042	266	266
Bear Stearns Commercial Mortgage Securities, Ser 2006-PW11, Cl A4
5.430%, 03/11/2039 (A)	600	611
Bear Stearns Commercial Mortgage Securities, Ser 2006-PW13, Cl A4
5.540%, 09/11/2041	451	468
Bear Stearns Commercial Mortgage Securities, Ser 2007-PW10, Cl A4
5.405%, 12/11/2040 (A)	476	480
Bear Stearns Mortgage Funding Trust, Ser 2006-SL5, Cl 1A
0.481%, 12/25/2036 (A) (B)	43	71

74	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

BHMS Mortgage Trust, Ser 2014-ATLS, Cl BFL
2.130%, 07/05/2033 (A) (B)	$2,000	$1,983
BOCA Hotel Portfolio Trust, Ser 2013-BOCA, Cl C
2.336%, 08/15/2026 (A) (B)	3,600	3,596
Carefree Portfolio Trust, Ser 2014-CARE, Cl A
1.506%, 11/15/2019 (A) (B)	3,880	3,888
Carefree Portfolio Trust, Ser 2014-CARE, Cl B
2.036%, 11/15/2019 (A) (B)	3,000	3,006
CD Mortgage Trust, Ser 2006-CD2, Cl A4
5.299%, 01/15/2046 (A)	606	612
CD Mortgage Trust, Ser 2007-CD5, Cl A4
5.886%, 11/15/2044 (A)	829	896
CGBAM Commercial Mortgage Trust, Ser 2014-HD, Cl D
2.186%, 02/15/2031 (A) (B)	2,000	1,991
Chase Mortgage Finance, Ser 2005-A1, Cl 2A3
2.423%, 12/25/2035 (A) (B)	1,735	1,595
Chase Mortgage Finance, Ser 2007-A1, Cl 1A3
2.532%, 02/25/2037 (A) (B)	1,657	1,633
Chase Mortgage Finance, Ser 2007-A1, Cl 7A1
2.448%, 02/25/2037 (A) (B)	1,737	1,738
Chase Mortgage Finance, Ser 2007-A2, Cl 2A3
2.507%, 07/25/2037 (A) (B)	2,289	2,315
CHL Mortgage Pass-Through Trust, Ser 2003-46, Cl 2A1
2.730%, 01/19/2034 (A) (B)	3,959	3,930
CHL Mortgage Pass-Through Trust, Ser 2004-9, Cl A4
5.250%, 06/25/2034 (B)	946	950
Citicorp Mortgage Securities, Ser 2005-4, Cl 2A1
5.000%, 07/25/2020 (B)	141	147
Citicorp Mortgage Securities, Ser 2007-2, Cl 1A3
6.000%, 02/25/2037 (B)	1,072	1,096
Citigroup Commercial Mortgage Trust, Ser 2008-C7, Cl A4
6.144%, 12/10/2049 (A)	689	748
Citigroup Commercial Mortgage Trust, Ser 2012-GC8, Cl A1
0.685%, 09/10/2045	53	53
Citigroup Commercial Mortgage Trust, Ser 2014-388G, Cl D
1.936%, 06/15/2033 (A) (B)	7,000	6,979

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Citigroup Commercial Mortgage Trust, Ser 2014-388G, Cl F
3.336%, 06/15/2033 (A) (B)	$500	$500
Citigroup Commercial Mortgage Trust, Ser 2014-GC23, Cl A4
3.622%, 07/10/2047	3,390	3,597
Citigroup Deutsche Bank Commercial Mortgage, Ser 2007-CD4, Cl A4
5.322%, 12/11/2049	1,025	1,072
Citigroup Mortgage Loan Trust, Ser 2007-AR5, Cl 1A2A
2.732%, 04/25/2037 (A) (B)	1,180	1,062
Citigroup Mortgage Loan Trust, Ser 2008-AR4, Cl 2A1A
3.233%, 11/25/2038 (A) (B)	2,781	2,803
Citigroup Mortgage Loan Trust, Ser 2010-9, Cl 5A1
4.750%, 03/25/2037 (B)	919	918
COMM Mortgage Trust, Ser 2013-CR8, Cl A5
3.612%, 06/10/2046 (A)	3,420	3,643
COMM Mortgage Trust, Ser 2013-CR9, Cl A1
1.344%, 07/10/2045	139	139
COMM Mortgage Trust, Ser 2014-BBG, Cl A
0.986%, 03/15/2029 (A) (B)	4,480	4,474
COMM Mortgage Trust, Ser 2014-KYO, Cl D
2.182%, 06/11/2027 (A) (B)	1,840	1,837
COMM Mortgage Trust, Ser 2014-PAT, Cl C
1.836%, 08/13/2027 (A) (B)	2,000	2,014
Commercial Mortgage Pass-Through Certificates, Ser 2006-C8, Cl A4
5.306%, 12/10/2046	2,637	2,763
Commercial Mortgage Pass-Through Certificates, Ser 2007-C9, Cl AJFL
0.872%, 12/10/2049 (A) (B)	6,710	6,549
Commercial Mortgage Pass-Through Certificates, Ser 2010-C1, Cl A1
3.156%, 07/10/2046 (B)	104	105
Commercial Mortgage Pass-Through Certificates, Ser 2012-CR2, Cl A1
0.824%, 08/15/2045	39	39
Commercial Mortgage Pass-Through Certificates, Ser 2012-CR4, Cl A1
0.704%, 10/15/2045	45	45
Commercial Mortgage Pass-Through Certificates, Ser 2012-CR5, Cl A1
0.673%, 12/10/2045	67	67

SEI Institutional Investments Trust / Annual Report / May 31, 2015	75

SCHEDULE OF INVESTMENTS

Opportunistic Income Fund (Continued)

May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Commercial Mortgage Pass-Through Certificates, Ser 2013-FL3, Cl MMHP
3.786%, 10/13/2028 (A) (B)	$4,000	$4,028
Commercial Mortgage Pass-Through Certificates, Ser 2014-KYO, Cl C
1.832%, 06/11/2027 (A) (B)	2,270	2,266
Commercial Mortgage Pass-Through Certificates, Ser 2014-TWC, Cl D
2.430%, 02/13/2032 (A) (B)	3,000	2,998
Commercial Mortgage Trust, Ser 2007-GG11, Cl AM
5.867%, 12/10/2049 (A)	3,300	3,556
Commercial Mortgage Trust, Ser 2013-CR10, Cl A1
1.278%, 08/10/2046	171	172
Commercial Mortgage Trust, Ser 2013-CR10, Cl XA, IO
1.001%, 08/10/2046 (A)	48,467	2,433
Commercial Mortgage Trust, Ser 2014-CR14, Cl XA, IO
0.885%, 02/10/2047 (A)	36,704	1,703
Commercial Mortgage Trust, Ser 2014-KYO, Cl E
2.532%, 06/11/2027 (A) (B)	1,260	1,257
Countrywide Alternative Loan Trust, Ser 2003-J1, Cl 3A1
5.000%, 10/25/2018 (B)	746	747
Countrywide Home Loan Mortgage Pass-Through Trust, Ser 2004-11, Cl 2A1
2.144%, 07/25/2034 (A) (B)	993	984
Countrywide Home Loan Mortgage Pass-Through Trust, Ser 2004-8, Cl 2A1
4.500%, 06/25/2019 (B)	584	600
Credit Suisse Commercial Mortgage Trust, Ser 2007-C2, Cl AM
5.607%, 01/15/2049 (A)	1,282	1,353
Credit Suisse Commercial Mortgage Trust, Ser 2007-C2, Cl AMFL
0.416%, 01/15/2049 (A)	7,110	6,854
Credit Suisse Commercial Mortgage Trust, Ser 2017-ICE, Cl D
2.336%, 04/15/2027 (A) (B)	2,180	2,172
Credit Suisse First Boston Mortgage Securities, Ser 2004-AR5, Cl 6A1
2.477%, 06/25/2034 (A) (B)	9,096	9,130

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Credit Suisse First Boston Mortgage Securities, Ser 2005-C2, Cl AMFX
4.877%, 04/15/2037	$3,440	$3,444
Credit Suisse Mortgage Capital Certificates, Ser 2006-C3, Cl AM
5.793%, 06/15/2038 (A)	4,050	4,221
Credit Suisse Mortgage Capital Certificates, Ser 2006-C4, Cl A3
5.467%, 09/15/2039	571	594
Credit Suisse Mortgage Capital Certificates, Ser 2006-C4, Cl AM
5.509%, 09/15/2039	3,000	3,146
Credit Suisse Mortgage Trust, Ser 2014-ICE, Cl XICP, IO
1.686%, 04/15/2027	30,718	906
Credit Suisse Mortgage Trust, Ser 2014-SURF, Cl D
2.436%, 02/15/2029 (A) (B)	1,500	1,496
CS First Boston Mortgage Securities, Ser 2004-AR8, Cl 6A1
2.336%, 09/25/2034 (A) (B)	2,690	2,676
DBUBS Mortgage Trust, Ser 2011-LC1A, Cl A1
3.742%, 11/10/2046 (B)	266	269
DBUBS Mortgage Trust, Ser 2011-LC2A, Cl XA, IO
1.382%, 07/10/2044 (A) (B)	39,511	1,676
Del Coronado Trust, Ser 2013-HDC, Cl E
2.836%, 03/15/2026 (A) (B)	3,000	3,000
Deutsche Mortgage Securities Mortgage Loan Trust, Ser 2004-4, Cl 2AR1
0.455%, 06/25/2034 (A) (B)	4,992	4,724
DSLA Mortgage Loan Trust, Ser 2004-AR1, Cl A1A
1.026%, 09/19/2044 (A) (B)	1,013	953
DSLA Mortgage Loan Trust, Ser 2004-AR1, Cl A2A
1.006%, 09/19/2044 (A) (B)	2,753	2,652
DSLA Mortgage Loan Trust, Ser 2004-AR4, Cl 2A1A
0.546%, 01/19/2045 (A) (B)	1,742	1,529
Extended Stay America Trust, Ser 2013-ESFL, Cl CFL
1.681%, 12/05/2031 (A) (B)	2,400	2,397
Extended Stay America Trust, Ser 2013-ESFL, Cl DFL
3.321%, 12/05/2031 (A) (B)	3,560	3,557
FDIC Structured Sale Guaranteed Notes, Ser 2010-S1, Cl 1A
0.730%, 02/25/2048 (A) (B)	3,409	3,410

76	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

FDIC Structured Sale Guaranteed Notes, Ser 2010-S2, Cl 1A
0.680%, 11/29/2037 (A) (B)	$971	$968
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-DN2, Cl M1
1.035%, 04/25/2024 (A) (B)	624	623
First Horizon Alternative Mortgage Trust, Ser 2005-AA3, Cl 3A1
2.261%, 05/25/2035 (A) (B)	448	420
FNMA Connecticut Avenue Securities, Ser 2014-C02, Cl 1M1
1.135%, 05/25/2024 (A) (B)	419	417
FNMA Connecticut Avenue Securities, Ser 2014-C02, Cl 2M1
1.135%, 05/25/2024 (A) (B)	317	315
FNMA Connecticut Avenue Securities, Ser 2014-C03, Cl 1M1
1.385%, 07/25/2024 (A) (B)	2,741	2,736
FNMA Connecticut Avenue Securities, Ser 2015-C02, Cl 1M1
1.337%, 05/25/2025 (A) (B)	210	210
GAHR Commericial Mortgage Trust, Ser 2015-NRF, Cl AFL1
1.486%, 12/15/2016 (A) (B)	3,000	3,008
GE Capital Commercial Mortgage, Ser 2005-C4, Cl A4
5.315%, 11/10/2045 (A)	995	1,003
GMAC Mortgage Loan Trust, Ser 2003-AR2, Cl 4A1
3.034%, 12/19/2033 (A) (B)	1,036	1,026
Granite Master Issuer, Ser 2005-1, Cl A4
0.384%, 12/20/2054 (A) (B)	572	569
Granite Master Issuer, Ser 2006-3, Cl A3
0.264%, 12/20/2054 (A) (B)	874	868
Granite Master Issuer, Ser 2006-3, Cl A4
0.264%, 12/20/2054 (A) (B)	837	832
Granite Master Issuer, Ser 2006-3, Cl A7
0.384%, 12/20/2054 (A) (B)	586	583
Granite Master Issuer, Ser 2006-4, Cl A6
0.364%, 12/20/2054 (A) (B)	49	49
Granite Master Issuer, Ser 2007-1, Cl 2A1
0.324%, 12/20/2054 (A) (B)	479	476
Granite Master Issuer, Ser 2007-1, Cl 3A1
0.384%, 12/20/2054 (A) (B)	461	458

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Greenwich Capital Commercial Funding, Ser 2005-GG5, Cl AM
5.277%, 04/10/2037 (A)	$3,581	$3,617
GS Mortgage Securities II, Ser 2006-GG6, Cl AM
5.553%, 04/10/2038 (A)	3,040	3,108
GS Mortgage Securities II, Ser 2010-C2, Cl A1
3.849%, 12/10/2043 (B)	110	112
GS Mortgage Securities II, Ser 2010-C2, Cl XA, IO
0.649%, 12/10/2043 (A) (B)	58,956	386
GS Mortgage Securities II, Ser 2011-GC3, Cl X, IO
0.941%, 03/10/2044 (A) (B)	40,501	1,023
GS Mortgage Securities II, Ser 2012-GCJ9, Cl A1
0.662%, 11/10/2045	37	37
GS Mortgage Securities II, Ser 2013-GC13, Cl A1
1.206%, 07/10/2046	99	99
GS Mortgage Securities II, Ser 2013-GC14, Cl A1
1.217%, 08/10/2046	207	207
GSR Mortgage Loan Trust, Ser 2003-7F, Cl 5A1
0.585%, 10/25/2032 (A) (B)	70	69
GSR Mortgage Loan Trust, Ser 2005-AR1, Cl 1A1
2.756%, 01/25/2035 (A) (B)	509	483
GSR Mortgage Loan Trust, Ser 2005-AR2, Cl 1A2
2.648%, 04/25/2035 (A) (B)	964	929
GSR Mortgage Loan Trust, Ser 2005-AR6, Cl 3A1
2.656%, 09/25/2035 (A) (B)	1,171	1,176
GSR Mortgage Loan Trust, Ser 2006-AR1, Cl 2A1
2.632%, 01/25/2036 (A) (B)	2,545	2,354
HarborView Mortgage Loan Trust, Ser 2004-6, Cl 4A
2.669%, 08/19/2034 (A) (B)	4,403	4,484
HarborView Mortgage Loan Trust, Ser 2004-7, Cl 2A1
2.298%, 11/19/2034 (A) (B)	143	133
HarborView Mortgage Loan Trust, Ser 2005-9, Cl 2A1A
0.524%, 06/20/2035 (A) (B)	3,987	3,755
Hilton USA Trust, Ser 2013-HLF, Cl AFL
1.181%, 11/05/2030 (A) (B)	370	369
Hilton USA Trust, Ser 2013-HLF, Cl BFL
1.681%, 11/05/2030 (A) (B)	2,956	2,961

SEI Institutional Investments Trust / Annual Report / May 31, 2015	77

SCHEDULE OF INVESTMENTS

Opportunistic Income Fund (Continued)

May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Hilton USA Trust, Ser 2013-HLF, Cl CFL
2.081%, 11/05/2030 (A) (B)	$2,464	$2,468
Hilton USA Trust, Ser 2013-HLF, Cl DFL
2.931%, 11/05/2030 (A) (B)	5,051	5,056
HSI Asset Securitization Trust, Ser 2005-NC1, Cl 2A4
0.821%, 07/25/2035 (A) (B)	1,723	1,689
Hyatt Hotel Portfolio Trust, Ser 2015-HYT, Cl E
3.986%, 11/15/2029 (A) (B)	4,780	4,769
Impac CMB Trust, Ser 2004-10, Cl 4M1
1.085%, 03/25/2035 (A) (B)	231	207
Impac Secured Assets Trust, Ser 2007-2, Cl 2A
0.435%, 04/25/2037 (A) (B)	1,676	1,540
IndyMac INDA Mortgage Loan Trust, Ser 2007-AR3, Cl 1A1
2.820%, 07/25/2037 (A) (B)	3,421	3,005
IndyMac INDX Mortgage Loan Trust, Ser 2006-AR4, Cl A1A
0.395%, 05/25/2046	268	224
JPMorgan Alternative Loan Trust, Ser 2007-A1, Cl 2A1
2.450%, 03/25/2037 (A) (B)	604	485
JPMorgan Chase Commercial Mortgage Securities, Ser 2005-CB13, Cl A4
5.246%, 01/12/2043 (A)	2,000	2,008
JPMorgan Chase Commercial Mortgage Securities, Ser 2005-LDP4, Cl A4
4.918%, 10/15/2042 (A)	660	663
JPMorgan Chase Commercial Mortgage Securities, Ser 2006-LDP7, Cl A4
5.905%, 04/15/2045 (A)	295	303
JPMorgan Chase Commercial Mortgage Securities, Ser 2006-LDP8, Cl AM
5.440%, 05/15/2045	5,146	5,384
JPMorgan Chase Commercial Mortgage Securities, Ser 2007-CB18, Cl A4
5.440%, 06/12/2047	2,874	3,035
JPMorgan Chase Commercial Mortgage Securities, Ser 2010-C1, Cl A1
3.853%, 06/15/2043 (B)	4	4
JPMorgan Chase Commercial Mortgage Securities, Ser 2010-C2, Cl A1
2.749%, 11/15/2043 (B)	105	106

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

JPMorgan Chase Commercial Mortgage Securities, Ser 2010-CNTR, Cl XA, IO
2.011%, 08/05/2032 (A) (B)	$14,247	$1,028
JPMorgan Chase Commercial Mortgage Securities, Ser 2011-C3, Cl XA, IO
1.171%, 02/15/2046 (A) (B)	35,057	1,310
JPMorgan Chase Commercial Mortgage Securities, Ser 2012-C8, Cl A1
0.705%, 10/15/2045	15	15
JPMorgan Chase Commercial Mortgage Securities, Ser 2012-C8, Cl XA, IO
2.109%, 10/15/2045 (A)	14,196	1,357
JPMorgan Chase Commercial Mortgage Securities, Ser 2012-LC9, Cl A1
0.670%, 12/15/2047	17	17
JPMorgan Chase Commercial Mortgage Securities, Ser 2013-C13, Cl A1
1.303%, 01/15/2046	180	181
JPMorgan Chase Commercial Mortgage Securities, Ser 2014-BXH, Cl A
1.086%, 04/15/2027 (A) (B)	3,340	3,334
JPMorgan Chase Commercial Mortgage Securities, Ser 2014-FBLU, Cl C
2.182%, 12/15/2028 (A) (B)	4,000	4,003
JPMorgan Chase Commercial Mortgage Securities, Ser 2014-INN, Cl D
2.536%, 06/15/2029 (A) (B)	3,000	2,993
JPMorgan Mortgage Trust, Ser 2004-S1, Cl 1A4
4.500%, 09/25/2034 (B)	634	651
JPMorgan Mortgage Trust, Ser 2005-A3, Cl 6A5
2.636%, 06/25/2035 (A) (B)	1,794	1,793
JPMorgan Mortgage Trust, Ser 2005-A4, Cl 2A1
2.588%, 07/25/2035 (A) (B)	344	342
JPMorgan Mortgage Trust, Ser 2006-A2, Cl 5A3
2.432%, 11/25/2033 (A) (B)	897	899
JPMorgan Mortgage Trust, Ser 2007-A1, Cl 1A1
2.533%, 07/25/2035 (A) (B)	4,646	4,651
JPMorgan Mortgage Trust, Ser 2007-A1, Cl 4A2
2.489%, 07/25/2035 (A) (B)	1,295	1,300

78	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

JPMorgan Mortgage Trust, Ser 2007-A1, Cl 5A2
2.557%, 07/25/2035 (A) (B)	$1,277	$1,295
JPMorgan Mortgage Trust, Ser 2007-A4, Cl 1A1
2.804%, 06/25/2037 (A) (B)	129	116
LB-UBS Commercial Mortgage Trust, Ser 2005-C7, Cl AM
5.263%, 11/15/2040 (A)	3,039	3,056
LB-UBS Commercial Mortgage Trust, Ser 2006-C4, Cl AM
5.878%, 06/15/2038 (A)	1,420	1,485
LB-UBS Commercial Mortgage Trust, Ser 2007-C1, Cl AJ
5.484%, 02/15/2040	2,660	2,773
LB-UBS Commercial Mortgage Trust, Ser 2007-C2, Cl AM
5.493%, 02/15/2040 (A)	1,727	1,829
LB-UBS Commercial Mortgage Trust, Ser 2007-C6, Cl A4
5.858%, 07/15/2040 (A)	828	866
Master Adjustable Rate Mortgages Trust, Ser 2004-13, Cl 3A7
2.665%, 11/21/2034 (A) (B)	5,501	5,627
Master Adjustable Rate Mortgages Trust, Ser 2005-6, Cl 5A1
2.491%, 07/25/2035 (A) (B)	136	117
MASTR Alternative Loan Trust, Ser 2003-5, Cl 4A1
5.500%, 07/25/2033 (B)	4,218	4,484
Mellon Residential Funding, Ser 1999-TBC3, Cl A2
2.609%, 10/20/2029 (A) (B)	501	504
Mellon Residential Funding, Ser 2001-TBC1, Cl A1
0.886%, 11/15/2031 (A) (B)	2,320	2,273
Merrill Lynch Mortgage Investors Trust, Ser 2003-D, Cl A
0.805%, 08/25/2028 (A) (B)	2,882	2,762
Merrill Lynch Mortgage Investors Trust, Ser 2003-G, Cl A1
0.825%, 01/25/2029 (A) (B)	1,124	1,076
Merrill Lynch Mortgage Investors Trust, Ser 2005-A4, Cl 1A
2.537%, 07/25/2035 (A) (B)	1,134	920
Merrill Lynch Mortgage Investors, Ser 2004-1, Cl 2A1
2.164%, 12/25/2034 (A) (B)	2,070	2,075
Merrill Lynch Mortgage Investors, Ser 2005-A2, Cl A2
2.463%, 02/25/2035 (A) (B)	3,348	3,366
Merrill Lynch Mortgage Trust, Ser 2005-MCP1, Cl AM
4.805%, 06/12/2043 (A)	383	383

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser 2007-5, Cl A4
5.378%, 08/12/2048	$595	$622
Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser 2007-5, Cl AMFL
0.365%, 08/12/2048 (A) (B)	2,690	2,560
Morgan Stanley ABS Capital I, Ser 2005-WMC5, Cl M3
0.920%, 06/25/2035 (A)	45	45
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2013-C7, Cl A4
2.918%, 02/15/2046	4,000	4,082
Morgan Stanley Capital I Trust, Ser 2015-XLF1, Cl B
1.936%, 08/13/2016 (A) (B)	2,750	2,755
Morgan Stanley Capital I, Ser 2007-T25, Cl AJ
5.574%, 11/12/2049 (A)	5,000	5,114
Morgan Stanley Mortgage Loan Trust, Ser 2004-10AR, Cl 1A
2.932%, 11/25/2034 (A) (B)	1,688	1,662
Morgan Stanley Mortgage Loan Trust, Ser 2005-5AR, Cl 1A1
0.455%, 09/25/2035 (A) (B)	496	492
Morgan Stanley Re-REMIC Trust, Ser 2012-IO, Cl AXA
1.000%, 03/27/2051 (B)	74	74
MRFC Mortgage Pass-Through Trust, Ser 2002-TBC2, Cl A
1.046%, 08/15/2032 (A) (B)	1,511	1,429
Nomura Asset Acceptance Alternative Loan Trust, Ser 2004-AP3, Cl A6
4.793%, 10/25/2034 (B)	1,437	1,486
Nomura Resecuritization Trust, Ser 2014-6R, Cl 5A1
2.501%, 04/26/2037 (A) (B)	3,407	3,471
Nomura Resecuritization Trust, Ser 2015-2R, Cl 5A1
0.898%, 04/26/2047 (A) (B)	2,096	2,022
Nomura Resecuritization Trust, Ser 2015-4R, Cl 3A2
2.475%, 01/26/2036 (B)	6,384	6,192
Opteum Mortgage Acceptance Asset-Backed Pass-Through Certificates, Ser 2005-2, Cl AII1
0.445%, 04/25/2035 (A) (B)	528	531
PHH Mortgage Capital LLC, Ser 2008-CIM2, Cl 1A1
2.429%, 07/25/2038 (A) (B)	2,092	2,042

SEI Institutional Investments Trust / Annual Report / May 31, 2015	79

SCHEDULE OF INVESTMENTS

Opportunistic Income Fund (Continued)

May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Provident Funding Mortgage Loan Trust, Ser 2003-1, Cl A
2.540%, 08/25/2033 (A) (B)	$2,712	$2,797
RBSSP Resecuritization Trust, Ser 2009-7, Cl 2A5
3.543%, 09/26/2035 (A) (B)	3,161	3,201
Residential Accredit Loans, Ser 2006-QO10, Cl A1
0.345%, 01/25/2037 (A) (B)	5,793	4,522
Residential Accredit Loans, Ser 2007-QO3, Cl A1
0.345%, 03/25/2047 (A) (B)	1,711	1,411
Residential Asset Securitization Trust, Ser 2007-A8, Cl 3A1
6.229%, 08/25/2022 (A) (B)	1,090	984
Residential Funding Mortgage Securities I, Ser 2004-S5, Cl 2A1
4.500%, 05/25/2019 (B)	1,208	1,222
Residential Funding Securities LLC, Ser 2003-RM2, Cl AI5
8.500%, 05/25/2033 (B)	197	205
Sequoia Mortgage Trust, Ser 2002-10, Cl 1A
0.984%, 10/20/2027 (A) (B)	1,389	1,358
Sequoia Mortgage Trust, Ser 2010-H1, Cl A1
1.992%, 02/25/2040 (A) (B)	178	176
Sequoia Mortgage Trust, Ser 2012-1, Cl 1A1
2.865%, 01/25/2042 (A) (B)	1,486	1,491
Sequoia Mortgage Trust, Ser 2013-1, Cl 1A1
1.450%, 02/25/2043 (A) (B)	2,631	2,540
Springleaf Mortgage Loan Trust, Ser 2012-2A, Cl A
2.220%, 10/25/2057 (A) (B)	1,462	1,466
Springleaf Mortgage Loan Trust, Ser 2012-3A, Cl A
1.570%, 12/25/2059 (A) (B)	1,747	1,751
Springleaf Mortgage Loan Trust, Ser 2013-1A, Cl A
1.270%, 06/25/2058 (A) (B)	114	114
Springleaf Mortgage Loan Trust, Ser 2013-2A, Cl A
1.780%, 12/25/2065 (A) (B)	4,452	4,462
Springleaf Mortgage Loan Trust, Ser 2013-3A, Cl A
1.870%, 09/25/2057 (A) (B)	7,494	7,475
Structured Adjustable Rate Mortgage Loan Trust, Ser 2004-2, Cl 4A2
2.531%, 03/25/2034 (A) (B)	3,096	3,036

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Structured Adjustable Rate Mortgage Loan Trust, Ser 2004-3AC, Cl A1
2.399%, 03/25/2034 (A) (B)	$2,762	$2,771
Structured Adjustable Rate Mortgage Loan Trust, Ser 2004-9XS, Cl A
0.555%, 07/25/2034 (A) (B)	4,480	4,311
Structured Adjustable Rate Mortgage Loan Trust, Ser 2005-7, Cl 1A3
2.482%, 04/25/2035 (A) (B)	2,566	2,434
Structured Asset Mortgage Investments, Ser 2004-AR5, Cl 1A1
0.846%, 10/19/2034 (A) (B)	2,599	2,484
Structured Asset Securities Mortgage Pass-Through Certificates, Ser 2003-17A, Cl 2A1
2.381%, 05/25/2033 (A) (B)	4,169	4,184
Thornburg Mortgage Securities Trust, Ser 2003-4, Cl A1
0.825%, 09/25/2043 (A) (B)	2,563	2,474
Thornburg Mortgage Securities Trust, Ser 2004-3, Cl A
0.921%, 09/25/2044 (A) (B)	1,524	1,461
Thornburg Mortgage Securities Trust, Ser 2005-1, Cl A3
2.230%, 04/25/2045 (A) (B)	1,999	2,008
Thornburg Mortgage Securities Trust, Ser 2005-2, Cl A1
2.232%, 07/25/2045 (A) (B)	2,828	2,743
Thornburg Mortgage Securities Trust, Ser 2007-1, Cl A2B
2.006%, 03/25/2037 (A) (B)	2,648	2,319
Towd Point Mortgage Trust, Ser 2015-2, Cl 2A1
3.750%, 11/25/2057 (B)	3,786	3,898
UBS Commercial Mortgage Trust, Ser 2012-C1, Cl XA, IO
2.270%, 05/10/2045 (A) (B)	12,434	1,371
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C3, Cl A1
0.726%, 08/10/2049	61	61
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C4, Cl A1
0.673%, 12/10/2045	48	48
UBS-Barclays Commercial Mortgage Trust, Ser 2013-C5, Cl A1
0.779%, 03/10/2046	162	161

80	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Wachovia Bank Commercial Mortgage Trust, Ser 2005-C21, Cl A4
5.252%, 10/15/2044 (A)	$96	$96
Wachovia Bank Commercial Mortgage Trust, Ser 2005-C22, Cl A4
5.267%, 12/15/2044 (A)	172	173
Wachovia Bank Commercial Mortgage Trust, Ser 2006-C26, Cl A2
5.935%, 06/15/2045	230	231
Wachovia Bank Commercial Mortgage Trust, Ser 2006-C28, Cl AM
5.603%, 10/15/2048 (A)	5,390	5,676
Wachovia Bank Commercial Mortgage Trust, Ser 2007-C31, Cl AM
5.591%, 04/15/2047 (A)	3,000	3,195
Wachovia Bank Commercial Mortgage Trust, Ser 2007-C33, Cl AJ
5.951%, 02/15/2051 (A)	3,040	3,191
WaMu Mortgage Pass-Through Certificates, Ser 2003-AR10, Cl A7
2.418%, 10/25/2033 (A) (B)	3,951	4,027
WaMu Mortgage Pass-Through Certificates, Ser 2003-AR11, Cl A6
2.423%, 10/25/2033 (A) (B)	876	886
WaMu Mortgage Pass-Through Certificates, Ser 2003-AR7, Cl A7
2.299%, 08/25/2033 (A) (B)	2,786	2,792

WaMu Mortgage Pass-Through Certificates, Ser 2004-AR1, Cl A
2.441%, 03/25/2034 (A) (B)	5,389	5,404
WaMu Mortgage Pass-Through Certificates, Ser 2004-AR10, Cl A1B
0.605%, 07/25/2044 (A) (B)	4,870	4,674
WaMu Mortgage Pass-Through Certificates, Ser 2004-AR11, Cl A
2.431%, 10/25/2034 (A) (B)	2,759	2,786
WaMu Mortgage Pass-Through Certificates, Ser 2004-AR13, Cl A1A
0.905%, 11/25/2034 (A) (B)	2,365	2,245
WaMu Mortgage Pass-Through Certificates, Ser 2004-AR13, Cl A2A
0.921%, 11/25/2034	3,277	3,099

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

WaMu Mortgage Pass-Through Certificates, Ser 2004-AR14, Cl A1
2.396%, 01/25/2035 (A) (B)	$5,600	$5,644
WaMu Mortgage Pass-Through Certificates, Ser 2004-AR2, Cl A
1.536%, 04/25/2044 (A) (B)	3,090	3,040
WaMu Mortgage Pass-Through Certificates, Ser 2004-AR8, Cl A2
0.585%, 06/25/2044 (A) (B)	3,197	2,952
WaMu Mortgage Pass-Through Certificates, Ser 2004-CB2, Cl 1A
5.000%, 07/25/2034 (B)	1,760	1,857
WaMu Mortgage Pass-Through Certificates, Ser 2004-CB4, Cl 22A
6.000%, 12/25/2019 (B)	245	255
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR1, Cl A1A
0.505%, 01/25/2045 (A) (B)	2,496	2,342
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR1, Cl A2A3
0.585%, 01/25/2045 (A) (B)	1,310	1,242
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR11, Cl A1A
0.505%, 08/25/2045 (A) (B)	3,295	3,088
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR13, Cl A1A1
0.475%, 10/25/2045 (A) (B)	3,401	3,163
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR13, Cl A1A2
1.586%, 10/25/2045 (A) (B)	626	624
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR14, Cl 1A4
2.342%, 12/25/2035 (A) (B)	174	168

WaMu Mortgage Pass-Through Certificates, Ser 2005-AR17, Cl A1A1
0.455%, 12/25/2045 (A) (B)	3,264	3,037
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR19, Cl A1A1
0.455%, 12/25/2045 (A) (B)	292	281
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR2, Cl 2A21
0.515%, 01/25/2045 (A) (B)	1,787	1,647

SEI Institutional Investments Trust / Annual Report / May 31, 2015	81

SCHEDULE OF INVESTMENTS

Opportunistic Income Fund (Continued)

May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

WaMu Mortgage Pass-Through Certificates, Ser 2005-AR6, Cl 2A1A
0.415%, 04/25/2045 (A) (B)	$3,166	$2,984
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR8, Cl 2A1A
0.475%, 07/25/2045 (A) (B)	3,851	3,599
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR9, Cl A1A
0.505%, 07/25/2045 (A) (B)	1,773	1,696
WaMu Mortgage Pass-Through Certificates, Ser 2006-AR1, Cl 2A1A
1.217%, 01/25/2046 (A) (B)	2,793	2,692
WaMu Mortgage Pass-Through Certificates, Ser 2006-AR17, Cl 1A
0.956%, 12/25/2046 (A) (B)	1,398	1,115
WaMu Mortgage Pass-Through Certificates, Ser 2007-OA3, Cl 5A
1.948%, 04/25/2047 (A) (B)	4,392	3,330
Wells Fargo Commercial Mortgage Trust, Ser 2012-LC5, Cl A1
0.687%, 10/15/2045	60	60
Wells Fargo Commercial Mortgage Trust, Ser 2013-C15, Cl A1
1.264%, 08/15/2046	138	139
Wells Fargo Mortgage-Backed Securities Trust, Ser 2003-H, Cl A1
2.615%, 09/25/2033 (A) (B)	1,607	1,625
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-E, Cl A1
2.748%, 05/25/2034 (A) (B)	378	378
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-K, Cl 1A2
2.615%, 07/25/2034 (A) (B)	1,689	1,693
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-N, Cl A7
2.594%, 08/25/2034 (A) (B)	4,182	4,178
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-O, Cl A1
2.615%, 08/25/2034 (A) (B)	1,998	1,986
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-Q, Cl 1A2
2.616%, 09/25/2034 (A) (B)	3,417	3,448

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-R, Cl 1A1
2.615%, 09/25/2034 (A) (B)	$4,305	$4,361
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-S, Cl A1
2.634%, 09/25/2034 (A) (B)	997	1,019
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-U, Cl A1
2.589%, 10/25/2034 (A) (B)	5,707	5,688
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-Y, Cl 3A1
2.595%, 11/25/2034 (A) (B)	5,125	5,169
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-Z, Cl 2A1
2.615%, 12/25/2034 (A) (B)	1,875	1,884
Wells Fargo Mortgage-Backed Securities Trust, Ser 2005-AR1, Cl 1A1
2.617%, 02/25/2035 (A) (B)	5,891	5,922
Wells Fargo Mortgage-Backed Securities Trust, Ser 2005-AR10, Cl 1A1
2.646%, 06/25/2035 (A) (B)	5,781	5,901
Wells Fargo Mortgage-Backed Securities Trust, Ser 2005-AR10, Cl 2A2
2.641%, 06/25/2035 (A) (B)	4,100	4,167
Wells Fargo Mortgage-Backed Securities Trust, Ser 2005-AR10, Cl 2A17
2.641%, 06/25/2035 (A) (B)	1,353	1,377
Wells Fargo Mortgage-Backed Securities Trust, Ser 2005-AR11, Cl 1A1
2.618%, 06/25/2035 (A) (B)	1,077	1,067
Wells Fargo Mortgage-Backed Securities Trust, Ser 2005-AR12, Cl 2A5
2.643%, 06/25/2035 (A) (B)	1,345	1,375
Wells Fargo Mortgage-Backed Securities Trust, Ser 2005-AR16, Cl 2A1
2.601%, 02/25/2034 (A) (B)	1,101	1,115
Wells Fargo Mortgage-Backed Securities Trust, Ser 2005-AR3, Cl 2A1
2.617%, 03/25/2035 (A) (B)	2,029	2,042

82	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Wells Fargo Mortgage-Backed Securities Trust, Ser 2005-AR7, Cl 2A1
2.740%, 05/25/2035 (A) (B)	$473	$469
Wells Fargo Mortgage-Backed Securities Trust, Ser 2005-AR8, Cl 1A1
2.680%, 06/25/2035 (A) (B)	2,036	2,073

Wells Fargo Mortgage-Backed Securities Trust, Ser 2005-AR8, Cl 3A2
2.677%, 06/25/2035 (A) (B)	1,268	1,294
Wells Fargo Mortgage-Backed Securities Trust, Ser 2005-AR9, Cl 3A1
2.653%, 06/25/2034 (A) (B)	1,964	1,987
Wells Fargo Mortgage-Backed Securities Trust, Ser 2006-4, Cl 2A2
5.500%, 04/25/2036 (B)	531	516
Wells Fargo Mortgage-Backed Securities Trust, Ser 2006-AR12, Cl 1A1
2.495%, 09/25/2036 (A) (B)	926	861
Wells Fargo Mortgage-Backed Securities Trust, Ser 2006-AR2, Cl 2A1
2.641%, 03/25/2036 (A) (B)	751	748
WFCG Commercial Mortgage Trust, Ser 2015-BXRP, Cl C
1.972%, 11/15/2029 (A) (B)	2,000	1,977
WFRBS Commercial Mortgage Trust, Ser 2011-C2, Cl XA, IO
1.069%, 02/15/2044 (A) (B)	29,958	758
WFRBS Commercial Mortgage Trust, Ser 2012-C6, Cl A1
1.081%, 04/15/2045	146	146
WFRBS Commercial Mortgage Trust, Ser 2012-C9, Cl A1
0.673%, 11/15/2045	64	64

		647,284

Total Mortgage-Backed Securities (Cost $845,697) ($ Thousands)		848,140

LOAN PARTICIPATIONS — 22.5%
Acadia Healthcare Company, Term Loan, 1st Lien
4.250%, 02/11/2022	1,397	1,408
Acosta, Term Loan B, 1st Lien
4.250%, 09/24/2021	5,525	5,537
Activision Blizzard, Term Loan B
3.250%, 10/12/2020	1,876	1,884
Advantage Sales and Marketing, Term Loan, 1st Lien
4.250%, 07/23/2021	4,730	4,726

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Advantage Sales, Term Loan, 1st Lien
4.250%, 07/23/2021	$145	$145
Advantage Sales, Term Loan, 2nd Lien
7.500%, 07/25/2022	1,500	1,512
Affinia Group, Term Loan, 2nd Lien
4.750%, 04/25/2020	1,385	1,385
Affinion Group Holdings, Term Loan
6.750%, 10/09/2016	4,035	3,888
Air Medical, Cov-Lite, Term Loan, 1st Lien
4.500%, 04/15/2022	2,705	2,692
Alere, Term Loan B
4.250%, 06/30/2017	384	385
Alinta Energy Finance, Delayed Term Loan
6.375%, 08/13/2018	50	50
Alinta Ltd., Cov-Lite, 1st Lien
6.375%, 08/13/2019	2,934	2,955
Alinta Ltd., Unfunded Term Loan
1.000%, 08/13/2018	145	(1)
Alliance Laundry Systems LLC, Term Loan B
4.250%, 12/10/2018	2,682	2,684
Alliant Holdings, Term Loan, 1st Lien
5.000%, 12/20/2019	420	423
Alliant Holdings, Term Loan, Tranche 1
5.000%, 12/20/2019	5,148	5,187
Allison Transmission
3.500%, 08/23/2019	4,195	4,209
AMC Entertainment, Term Loan
3.500%, 04/30/2020	1,975	1,976
American Builders & Contract Supply, Term Loan B
3.500%, 04/16/2020	3,214	3,209
American Renal Holdings, Term Loan
8.500%, 03/20/2020	1,310	1,306
4.500%, 08/20/2019	5,197	5,204
American Tire Distributors, Cov-Lite, 2nd Lien
5.250%, 09/24/2021	1,910	1,928
Amsurg, Cov-Lite, Term Loan
3.750%, 07/16/2021	1,710	1,714
Applied Systems, Term Loan, 1st Lien
4.250%, 01/25/2021	3,169	3,172

SEI Institutional Investments Trust / Annual Report / May 31, 2015	83

SCHEDULE OF INVESTMENTS

Opportunistic Income Fund (Continued)

May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Applied Systems, Term Loan, 2nd Lien
7.500%, 01/24/2022	$1,740	$1,749
Aramark US, Extended 1st Lien
0.031%, 07/26/2016	27	27
Aramark, 1st Lien, Term Loan F
3.250%, 02/24/2021	5,074	5,069
Ardagh Holdings USA, 1st Lien
4.000%, 12/17/2019	990	991
Aricent Technologies, 1st Lien
5.500%, 04/14/2021	3,189	3,205
Aricent Technologies, Term Loan, 1st Lien
5.500%, 04/14/2021	553	556
Aricent, Term Loan, 2nd Lien
9.500%, 04/14/2022	1,918	1,926
Asurion, LLC, Term Loan B
3.250%, 07/08/2020	1,008	1,009
Asurion, LLC, Term Loan B-1
5.000%, 05/24/2019	3,237	3,247
Asurion, LLC, Term Loan, 2nd Lien
8.500%, 03/03/2021	5,400	5,525
Bass Pro Group LLC, Term Loan B
3.750%, 11/20/2019	2,807	2,806
BE Aerospace, Term Loan
4.000%, 11/19/2021	1,224	1,235
BE Aerospace, Term Loan, 1st Lien
4.000%, 11/19/2021	404	408
Berry Plastics, Term Loan D
3.500%, 02/08/2020	1,960	1,956
Biomet, Term Loan B2
3.685%, 07/25/2017	4,108	4,103
Black Knight, Cov-Lite, Term Loan, 1st Lien
0.000%, 05/09/2022 (C)	443	445
Booz Allen Hamiliton, Term Loan B1, 1st Lien
3.750%, 07/31/2019	1,643	1,651
Boyd Acquisition, Term Loan B
4.250%, 11/20/2017	836	838
Boyd Gaming, Term Loan B
4.000%, 08/14/2020	3,694	3,706
Brickman Group Holdings, Term Loan, 1st Lien
4.000%, 12/18/2020	3,456	3,451
Bright Horizons Family Solutions LLC, Term Loan
5.250%, 01/30/2020	—	—
4.000%, 01/30/2020	342	343
Burger King, Cov-Lite, 1st Lien
4.500%, 12/12/2021	1,516	1,516

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Calpine, Term Loan, 1st Lien
0.000%, 05/20/2022 (C)	$5,099	$5,085
Catalina Marketing, Cov-Lite, Term Loan
0.000%, 04/09/2021 (C)	1,000	902
CCM Merger
4.500%, 08/06/2021	1,958	1,968
CDW, Term Loan
3.250%, 04/29/2020	1,960	1,954
Cequel Communications
3.500%, 02/10/2019	2,323	2,326
Cequel Communications, Term Loan
3.500%, 02/14/2019	6	6
Ceramtec Acquisition, Term Loan B1
4.250%, 08/30/2020	726	729
Ceramtec Acquisition, Term Loan B2
4.250%, 08/30/2020	73	73
Ceramtec Acquisition, Term Loan B3
4.250%, 08/30/2020	215	216
Charter Communication Operating LLC, Term Loan E
3.000%, 07/01/2020	3,021	3,000
Chief Exploration, Term Loan
7.500%, 05/16/2021	2,200	2,090
Commscope, Term Loan, 1st Lien
0.000%, 05/27/2022 (C)	2,120	2,123
Communication Sales and Leasing, Term Loan, 1st Lien
5.000%, 10/14/2022	1,256	1,251
Communication Sales and Leasing, Term Loan, 2nd Lien
5.000%, 10/14/2022	1,184	1,180
Communication Sales and Leasing, Term Loan, 3rd Lien
5.000%, 10/14/2022	120	119
Community Health Systems, Term Loan G
3.750%, 12/31/2019	913	913
Community Health Systems, Term Loan H
4.000%, 01/27/2021	3,723	3,730
Constantia Flexibles, Cov-Lite, 1st Lien
4.750%, 04/30/2022	293	295
Constantia Flexibles, Cov-Lite, Term Loan
4.750%, 04/29/2022	1,507	1,513
Cumulus Media, 1st Lien
4.250%, 12/23/2020	3,078	2,903
DAE Aviation Holdings, 1st Lien
5.000%, 11/02/2018	2,843	2,849

84	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

DAE Aviation Holdings, Term Loan, 1st Lien
7.750%, 08/05/2019	$1,000	$1,006
Dealertrack, Cov-Lite, Term Loan B, 1st Lien
3.250%, 02/28/2021	1,479	1,476
Dex Media West, Term Loan
8.000%, 12/30/2016	1,943	1,375
Digital Globe, Term Loan B, 1st Lien
3.750%, 01/25/2020	735	736
Dollar Tree, Cov-Lite, 1st Lien
4.250%, 02/06/2022	2,600	2,624
DuPont De Nemours, Cov-Lite, Term Loan B, 1st Lien
3.750%, 05/12/2022	2,273	2,275
EFS Cogen, Term Loan B, 1st Lien
3.750%, 12/17/2020	1,515	1,519
Emerald Performance Materials, LLC, Term Loan, 1st Lien
4.500%, 07/30/2021	820	821
Energy & Exploration Partners, Term Loan B, 1st Lien
7.750%, 01/22/2019	4,036	3,486
Energy Transfer Equity, Term Loan B, 1st Lien
4.000%, 12/02/2019	688	688
3.250%, 12/02/2019	4,185	4,164
Entegris, Term Loan B, 1st Lien
3.500%, 04/30/2021	3,338	3,331
Envision Healthcare, Cov-Lite, Term Loan
4.000%, 05/25/2018	174	174
Envision Healthcare, Initial Term Loan
4.000%, 04/27/2018	995	996
4.000%, 05/25/2018	2,031	2,033
Envision Healthcare, 1st Lien
5.000%, 11/09/2019	2,840	2,830
Epicor, Cov-Lite, 1st Lien
4.000%, 06/01/2022	2,268	2,270
Epicor, Cov-Lite, Term Loan, 1st Lien
0.000%, 05/12/2022 (C)	1,831	1,833
Equinox Fitness Clubs, Term Loan B
5.000%, 01/31/2020	5,450	5,477
Evergreen Skillsoft, Term Loan, 1st Lien
5.750%, 04/28/2021	4,584	4,512
Fibertech Networks, LLC, Term Loan B
4.000%, 12/18/2019	2,368	2,364
First Data, Term Loan, 1st Lien
3.685%, 03/23/2018	5,936	5,932

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Four Seasons Holdings, Term Loan
3.500%, 06/27/2020	$1,323	$1,324
Freescale Semiconductor, Term Loan
3.750%, 02/13/2020	3,933	3,943
Generac Power Systems, Term Loan B
3.250%, 05/31/2020	1,250	1,246
Genesys Telecommuniocations, Delayed Draw, Term Loan, 1st Lien
4.500%, 11/13/2020	1,728	1,728
Genesys Telecommunications, Term Loan
4.000%, 02/08/2020	5,712	5,694
Genpact International, Term Loan B
3.500%, 08/17/2019	1,956	1,959
GNC, Term Loan, 1st Lien
3.250%, 03/02/2018	5,933	5,864
GO Daddy, Cov-Lite, Term Loan B, 1st Lien
4.750%, 05/13/2021	1,191	1,195
Gray Television, Cov-Lite, Term B, 1st Lien
3.750%, 06/13/2021	37	38
Gray Television, Term Loan, 1st Lien
3.750%, 06/13/2021	595	595
Grifols Worldwide Operations, Term Loan B, 2nd Lien
3.184%, 02/27/2021	3,709	3,717
H.J. Heinz, Term Loan B2
3.250%, 06/05/2020	1,206	1,206
Harbor Freight Tools, Cov-Lite, Term Loan
4.750%, 07/26/2019	66	66
Harbor Freight Tools, Term Loan
4.750%, 07/26/2019	3,501	3,522
Harron Communications, Term Loan B
3.500%, 06/20/2020	244	243
Headwaters, Term Loan B
4.500%, 03/11/2022	580	582
Hilton Hotels, Cov-Lite, Term Loan B, 1st Lien
3.500%, 10/26/2020	1,063	1,065
Hilton Worldwide Finance, Term Loan
3.500%, 10/26/2020	709	710
Hilton Worldwide, Term Loan B, 1st Lien
3.500%, 10/26/2020	310	311

SEI Institutional Investments Trust / Annual Report / May 31, 2015	85

SCHEDULE OF INVESTMENTS

Opportunistic Income Fund (Continued)

May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Houghton Mifflin Harcourt Publishers, Term Loan, 1st Lien
0.000%, 05/11/2021 (C)	$2,900	$2,895
Hub International, Ltd., Term Loan
4.000%, 10/02/2020	22	21
Hub International, Ltd., Term Loan B, 1st Lien
4.000%, 10/02/2020	8,502	8,468
Hudson’s Bay, Term Loan, 1st Lien
4.750%, 11/04/2020	1,625	1,631
Hyperion Insurance, Term Loan, 1st Lien
5.500%, 04/29/2022	2,500	2,516
IMS Health, Term Loan B
3.500%, 03/17/2021	2,043	2,040
Ina Beteiligungs, Term Loan, 1st Lien
4.250%, 05/15/2020	1,225	1,231
Ineos Holdings, Ltd., Cov-Lite
3.750%, 05/04/2018	1,495	1,494
Ineos, Term Loan
4.250%, 03/11/2022	900	901
Infor, Term Loan B, 1st Lien
3.750%, 06/03/2020	1,891	1,881
Intelsat Jackson Holdings, Term Loan B-2
3.750%, 06/30/2019	1,678	1,672
Interactive Data, Cov-Lite, Term Loan, 1st Lien
4.750%, 05/02/2021	5,170	5,184
Inventiv Health, Incremental Term Loan B-3
7.750%, 05/15/2018	265	264
ION Trading Technologies, Term Loan, 1st Lien
4.250%, 06/10/2021	531	528
ION Trading Technologies, Term Loan, 2nd Lien
7.250%, 06/10/2022	2,420	2,400
Ipreo Holdings, LLC, Term Loan B, 1st Lien
4.250%, 08/06/2021	1,678	1,675
Jeld-Wen, Cov-Lite, Term Loan B, 1st Lien
5.250%, 09/24/2021	5,786	5,815
Klockner Pentaplast, Term Loan, 1st Lien
5.000%, 04/22/2020	631	633
5.000%, 04/28/2020	270	271
Kronos, Incremental Term Loan, 1st Lien
4.500%, 10/30/2019	4,143	4,155

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Language Line, Term Loan B
6.250%, 06/20/2016	$5,694	$5,677
Lee Enterprises, Term Loan B
7.250%, 03/31/2019	1,953	1,962
Lee Enterprises, Term Loan, 1st Lien
7.250%, 03/31/2019	215	216
Leslie’s Poolmart, Cov-Lite, 1st Lien
4.250%, 10/16/2019	4,313	4,317
Level 3 Communications, Term Loan B
4.000%, 01/15/2020	2,500	2,498
Level 3 Communications, Term Loan B III
4.000%, 08/01/2019	2,000	1,999
Level 3 Financing, Term Loan, Tranche B-II
4.500%, 05/31/2022	1,071	1,068
Light Tower Fiber, LLC, Term Loan
8.000%, 04/12/2021	633	631
Light Tower Fiber, LLC, Term Loan B
4.000%, 04/13/2020	4,950	4,942
LPL Holdings, Term Loan B
3.250%, 03/29/2019	1,715	1,714
Media General, Delayed Term Loan
4.250%, 07/31/2020	888	892
Mediacom Communications, Term Loan H
3.250%, 01/29/2021	3,095	3,077
MEG Energy, Term Loan
3.750%, 03/21/2020	1,625	1,598
MGM Resorts International, Term Loan B
3.500%, 12/20/2019	412	411
MGM Resorts International, Term Loan B1
3.500%, 12/20/2019	1,154	1,152
Michaels Stores, Term Loan B
3.750%, 01/24/2020	1,773	1,774
3.750%, 01/28/2020	1,173	1,174
Millennium Laboratories, LLC, Term Loan B, 1st Lien
5.250%, 04/16/2021	5,315	3,648
Minimax GmbH, Term Loan B
4.250%, 08/14/2020	3,842	3,842
Mohegan Tribal Gaming Authority, Term Loan A, 1st Lien
4.525%, 06/15/2018	2,132	2,121
Mohegan Tribal Gaming Authority, Term Loan B, 1st Lien
5.500%, 11/19/2019	1,529	1,523

86	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

MTL Publishing, Term Loan B
3.750%, 06/29/2018	$2,572	$2,570
Mueller Water Products, Inc., Initial Loan
4.000%, 11/19/2021	40	40
Mueller Water Products, Term Loan B, 1st Lien
4.000%, 11/19/2021	546	549
Murray Energy, Cov-Lite, Term Loan B, 2nd Lien
7.500%, 04/09/2020	2,478	2,399
Navistar International, Term Loan B
5.750%, 08/17/2017	1,383	1,387
NCI Building Systems, Term Loan
4.250%, 06/24/2019	1,470	1,467
Nelson Education, Term Loan B-1
6.750%, 07/03/2014 (D)	730	527
Numericable, Term Loan B, 1st Lien
4.500%, 05/21/2020	850	852
NXP, Cov-Lite, Term Loan D, 1st Lien
3.250%, 01/11/2020	1,955	1,948
Ocwen Financial, Term Loan
5.000%, 02/15/2018	635	630
Opal Acquisition, Term Loan, 1st Lien
5.000%, 11/27/2020	6,570	6,555
Par Pharmaceutical Incremental, Term Loan B, 1st Lien
4.250%, 09/30/2019	1,995	1,998
Peabody Energy, Cov-Lite, Term Loan B, 1st Lien
4.250%, 09/24/2020	4,515	4,026
Penn Products Terminals, Term Loan, Tranche B
4.750%, 04/01/2022	1,080	1,088
PETCO Animal Supplies, Term Loan B
4.000%, 11/24/2017	1,469	1,472
Pinnacle Foods Group, LLC, Term Loan G
3.000%, 04/29/2020	498	497
Pinnacle Foods Group, LLC, Term Loan H
3.000%, 04/29/2020	1,300	1,296
Post Holdings
3.750%, 06/02/2021	1,008	1,004
Post Holdings, Term Loan B, 1st Lien
3.750%, 06/02/2021	1,265	1,260
Quintiles Transnational, Term Loan, 1st Lien
3.250%, 05/06/2022	2,483	2,488

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Radnet, Term Loan, 1st Lien
0.000%, 10/10/2018 (C)	$2,415	$2,415
RE/MAX International, Term Loan
4.250%, 07/31/2020	2,541	2,534
Realogy, Extended Synthetic Term Loan
0.150%, 10/10/2016	41	40
Redtop Acquisitions, Ltd., 1st Lien
4.500%, 12/03/2020	617	616
Redtop Acquisitions, Ltd., 2nd Lien
8.250%, 06/03/2021	518	520
Regal Cinemas, Term Loan
3.750%, 04/01/2022	653	655
3.750%, 03/25/2022	1,448	1,453
Rexnord, LLC, Cov-Lite, Term Loan B, 1st Lien
4.000%, 08/21/2020	1,522	1,520
Rexnord, LLC, Term Loan B
4.000%, 08/21/2020	4,687	4,681
Ryman Hospitality Properties, Cov-Lite, Term Loan
3.750%, 01/15/2021	526	528
Salem Communications, Term Loan B
4.500%, 03/12/2020	690	689
Seadrill Partners, LLC, Term Loan B, 1st Lien
4.000%, 02/21/2021	3,934	3,219
Seaworld, Term Loan B-2
3.000%, 05/14/2020	2,113	2,043
Seminole Hard Rock Entertainment, Term Loan B
3.500%, 05/14/2020	3,224	3,213
Serta Simmons Holdings, Term Loan B
4.250%, 10/01/2019	2,965	2,974
Shield Finance, Term Loan B
5.000%, 01/29/2021	1,782	1,791
Sinclair Television Group, Term Loan B1, 1st Lien
3.500%, 07/30/2021	2,321	2,321
Skillsoft, Cov-Lite, Term Loan, 2nd Lien
9.250%, 04/28/2022	973	922
Smart & Final, Cov-Lite, Term Loan
4.750%, 11/08/2019	825	826
Smart Technologies, Term Loan
10.500%, 01/31/2018	124	124
Starwood Property Trust, Term Loan B
3.500%, 04/17/2020	835	836

SEI Institutional Investments Trust / Annual Report / May 31, 2015	87

SCHEDULE OF INVESTMENTS

Opportunistic Income Fund (Continued)

May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Sterigenics-Nordion, Cov-Lite, Term Loan, 1st Lien
4.250%, 05/15/2022	$2,231	$2,231
SunGard Data Systems, Term Loan E
4.000%, 03/07/2020	1,670	1,672
Syncreon Holdings, Ltd., Term Loan B, 1st Lien
5.250%, 10/28/2020	4,732	4,238
Syniverse Holdings, Term Loan
4.000%, 04/23/2019	1,212	1,157
TASC, Term Loan, 1st Lien
7.000%, 05/23/2020	4,988	5,030
TASC, Term Loan, 2nd Lien
12.000%, 05/23/2021	2,300	2,412
Telesat Canada, Term Loan B
3.500%, 03/28/2019	391	390
Templar Energy, Cov-Lite, 2nd Lien
8.500%, 11/25/2020	3,939	3,029
Texas Competitive, Extended Term Loan
4.668%, 10/10/2017 (D)	3,873	2,353
The Neiman Marcus Group, Term Loan, 1st Lien
4.250%, 10/25/2020	3,940	3,940
TI Group Automotive Systems, LLC, Term Loan B, 1st Lien
4.250%, 07/02/2021	5,619	5,624
Townsquare Media, Term Loan
4.250%, 03/25/2022	1,480	1,488
Trans Union, LLC, Term Loan, 1st Lien
4.000%, 04/09/2021	5,940	5,921
TransDigm, Term Loan C, 1st Lien
3.750%, 02/25/2020	3,496	3,486
TransDigm, Term Loan D, 1st Lien
3.750%, 06/04/2021	1,016	1,014
Tribune, Term Loan B, 1st Lien
4.000%, 12/27/2020	3,965	3,966
Tribune, Term Loan, 1st Lien
5.750%, 08/04/2021	1,862	1,860
Tronox, Term Loan B
4.250%, 03/19/2020	448	449
4.000%, 03/19/2020	533	534
True Religion Apparel, Term Loan, 1st Lien
5.875%, 07/30/2019	1,351	1,205
Univision Communications, Extended Term Loan C-3
4.000%, 03/01/2020	1,570	1,567
Univision Communications, Term Loan, 1st Lien
4.000%, 03/01/2020	2,405	2,401

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

UPC Finance Partnership
3.250%, 06/30/2021	$1,000	$996
Valeant Pharmaceuticals International, Term Loan E
3.500%, 06/26/2020	1,592	1,592
Valeant Pharmaceuticals, Term Loan
3.750%, 02/13/2019	127	254
3.500%, 12/11/2019	1,274	1,274
Vantiv, LLC, Term Loan B, 1st Lien
3.750%, 06/13/2021	1,215	1,218
Verint Systems, Term Loan B, 1st Lien
3.500%, 09/06/2019	2,524	2,526
Virgin Media Investment, Term Loan B
3.500%, 06/07/2020	2,559	2,551
Virgin Media, Term Loan, 1st Lien
0.000%, 06/07/2023 (C)	2,088	2,081
Warner Music Group, Term Loan
3.750%, 07/01/2020	5,489	5,438
Waste Industries USA, Cov-Lite, 1st Lien
4.250%, 02/20/2020	2,850	2,864
WCA Waste Systems, Term Loan
4.000%, 03/23/2018	2,725	2,710
Weight Watchers International
4.000%, 04/02/2020	7	3
4.000%, 04/02/2020	2,650	1,311
West, Term Loan
3.250%, 06/30/2018	861	860
Wide Open West, Term Loan, 1st Lien
4.500%, 04/01/2019	4,974	4,969
Wilsonart International Holdings LLC, 1st Lien
4.000%, 10/24/2019	5,947	5,930
York Risk Services Holding, Term Loan B
4.750%, 09/18/2021	5,850	5,799
York Risk Services, Cov-Lite, 1st Lien
4.750%, 10/01/2021	632	627
Ziggo, Term Loan B1, 1st Lien
3.500%, 01/15/2022	959	955
Ziggo, Term Loan B2, 1st Lien
3.500%, 01/15/2022	541	538
Ziggo, Term Loan B3, 1st Lien
3.500%, 01/15/2022	967	962

Total Loan Participations (Cost $492,175) ($ Thousands)		486,804

88	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES — 22.1%

Automotive — 4.0%
Ally Auto Receivables Trust, Ser 2013-1, Cl A3
0.630%, 05/15/2017	$202	$202
Ally Auto Receivables Trust, Ser 2013-2, Cl A3
0.790%, 01/15/2018	3,998	4,000
Ally Auto Receivables Trust, Ser 2013-SN1, Cl A3
0.720%, 05/20/2016	17	17
Ally Auto Receivables Trust, Ser 2014-SN1, Cl A3
0.750%, 02/21/2017	375	375
Ally Master Owner Trust, Ser 2012-3, Cl A1
0.886%, 06/15/2017 (A)	289	289
Ally Master Owner Trust, Ser 2012-3, Cl A2
1.210%, 06/15/2017	620	620
Ally Master Owner Trust, Ser 2013-1, Cl A1
0.636%, 02/15/2018 (A)	225	225
Ally Master Owner Trust, Ser 2013-2, Cl A
0.636%, 04/15/2018 (A)	400	401
American Credit Acceptance Receivables Trust, Ser 2013-1, Cl A
1.450%, 04/16/2018 (B)	98	98
American Credit Acceptance Receivables Trust, Ser 2013-2, Cl A
1.320%, 02/15/2017 (B)	9	9
American Credit Acceptance Receivables Trust, Ser 2014-1, Cl A
1.140%, 03/12/2018 (B)	66	66
American Credit Acceptance Receivables Trust, Ser 2014-4, Cl A
1.330%, 07/10/2018 (B)	356	357
AmeriCredit Automobile Receivables Trust, Ser 2012-4, Cl B
1.310%, 11/08/2017	415	416
AmeriCredit Automobile Receivables Trust, Ser 2012-5, Cl A3
0.620%, 06/08/2017	19	19
AmeriCredit Automobile Receivables Trust, Ser 2013-2, Cl A3
0.650%, 12/08/2017	210	210

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

AmeriCredit Automobile Receivables Trust, Ser 2013-4, Cl C
2.720%, 09/09/2019	$1,150	$1,176
AmeriCredit Automobile Receivables Trust, Ser 2013-5, Cl A2B
0.560%, 03/08/2017 (A)	42	42
AmeriCredit Automobile Receivables Trust, Ser 2014-1, Cl A2
0.570%, 07/10/2017	1,627	1,627
AmeriCredit Automobile Receivables Trust, Ser 2015-1, Cl A2A
0.770%, 04/09/2018	760	760
ARI Fleet Lease Trust, Ser 2012-A, Cl A
0.736%, 03/15/2020 (A) (B)	93	93
ARI Fleet Lease Trust, Ser 2012-B, Cl A
0.486%, 01/15/2021 (A) (B)	1,034	1,033
ARI Fleet Lease Trust, Ser 2014-A, Cl A2
0.810%, 11/15/2022 (B)	213	213
BMW Vehicle Lease Trust, Ser 2015-1, Cl A2A
0.860%, 02/21/2017	1,000	1,000
BMW Vehicle Owner Trust, Ser 2013-A, Cl A3
0.670%, 11/27/2017	1,642	1,644
Capital Auto Receivables Asset Trust, Ser 2013-1, Cl A3
0.790%, 06/20/2017	2,549	2,550
Capital Auto Receivables Asset Trust, Ser 2013-1, Cl A4
0.970%, 01/22/2018	2,500	2,503
Capital Auto Receivables Asset Trust, Ser 2013-4, Cl A1
0.564%, 03/21/2016 (A)	22	22
Capital Auto Receivables Asset Trust, Ser 2014-1, Cl A1A
0.680%, 05/20/2016	215	215
Capital Auto Receivables Asset Trust, Ser 2014-1, Cl A3
1.320%, 06/20/2018	3,500	3,513
Capital Auto Receivables Asset Trust, Ser 2015-1, Cl A1A
0.950%, 07/20/2017	1,000	998
CarMax Auto Owner Trust, Ser 2011-3, Cl B
2.170%, 07/17/2017	150	151
CarMax Auto Owner Trust, Ser 2012-3, Cl A3
0.520%, 07/17/2017	28	28

SEI Institutional Investments Trust / Annual Report / May 31, 2015	89

SCHEDULE OF INVESTMENTS

Opportunistic Income Fund (Continued)

May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

CarMax Auto Owner Trust, Ser 2012-3, Cl C
1.500%, 08/15/2018	$55	$55
CFC, Ser 2013-1A, Cl A
1.650%, 07/17/2017 (B)	2	2
Chesapeake Funding LLC, Ser 2012-1A, Cl A
0.931%, 11/07/2023 (A) (B)	63	63
Chesapeake Funding LLC, Ser 2012-2A, Cl A
0.631%, 05/07/2024 (A) (B)	924	924
Chesapeake Funding LLC, Ser 2014-1A, Cl A
0.601%, 03/07/2026 (A) (B)	1,555	1,555
Chesapeake Funding LLC, Ser 2015-1A, Cl A
0.681%, 02/07/2027 (A) (B)	945	945
Chrysler Capital Auto Receivables Trust, Ser 2013-AA, Cl A3
0.910%, 04/16/2018 (B)	1,182	1,184
CPS Auto Receivables Trust, Ser 2013-D, Cl A
1.540%, 07/16/2018 (B)	364	364
CPS Auto Receivables Trust, Ser 2014-A, Cl A
1.210%, 08/15/2018 (B)	200	200
Credit Acceptance Auto Loan Trust, Ser 2013-2A, Cl A
1.500%, 04/15/2021 (B)	465	467
Credit Acceptance Auto Loan Trust, Ser 2014-1A, Cl A
1.550%, 10/15/2021 (B)	690	692
DT Auto Owner Trust, Ser 2014-1A, Cl A
0.660%, 07/17/2017 (B)	26	26
Enterprise Fleet Financing LLC, Ser 2012-2, Cl A2
0.720%, 04/20/2018 (B)	18	18
Enterprise Fleet Financing LLC, Ser 2013-1, Cl A2
0.680%, 09/20/2018 (B)	368	368
Enterprise Fleet Financing LLC, Ser 2013-2, Cl A2
1.060%, 03/20/2019 (B)	377	378
Enterprise Fleet Financing LLC, Ser 2014-1, Cl A2
0.870%, 09/20/2019 (B)	1,267	1,267
Fifth Third Auto Trust, Ser 2013-A, Cl A3
0.880%, 10/16/2017	419	420
First Investors Auto Owner Trust, Ser 2012-2A, Cl A2
1.470%, 05/15/2018 (B)	71	71

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

First Investors Auto Owner Trust, Ser 2013-1A, Cl A2
0.900%, 10/15/2018 (B)	$29	$29
First Investors Auto Owner Trust, Ser 2013-2A, Cl A2
1.230%, 03/15/2019 (B)	141	142
First Investors Auto Owner Trust, Ser 2013-3A, Cl A2
0.890%, 09/15/2017 (B)	44	44
First Investors Auto Owner Trust, Ser 2014-1A, Cl A2
0.800%, 02/15/2018 (B)	232	232
First Investors Auto Owner Trust, Ser 2014-3A, Cl A2
1.060%, 11/15/2018 (B)	994	993
Flagship Credit Auto Trust, Ser 2014-2, Cl A
1.430%, 12/16/2019 (B)	2,031	2,028
Ford Credit Auto Lease Trust, Ser 2011-B, Cl A4
1.350%, 12/15/2016	565	566
Ford Credit Auto Owner Trust, Ser 2012-A, Cl B
1.880%, 08/15/2017	175	177
Ford Credit Auto Owner Trust, Ser 2012-B, Cl D
2.930%, 10/15/2018	1,000	1,022
Ford Credit Auto Owner Trust, Ser 2012-C, Cl A3
0.580%, 12/15/2016	526	526
Ford Credit Auto Owner Trust, Ser 2012-C, Cl A4
0.790%, 11/15/2017	1,390	1,391
Ford Credit Floorplan Master Owner Trust, Ser 2012-2, Cl A
1.920%, 01/15/2019	1,280	1,299
Ford Credit Floorplan Master Owner Trust, Ser 2013-1, Cl A2
0.566%, 01/15/2018 (A)	195	195
Ford Credit Floorplan Master Owner Trust, Ser 2013-5, Cl A2
0.656%, 09/15/2018 (A)	425	426
Ford Credit Floorplan Master Owner Trust, Ser 2014-1, Cl B
1.400%, 02/15/2019	135	135
GE Dealer Floorplan Master Note Trust, Ser 2015-1, Cl A
0.684%, 01/20/2020 (A)	1,000	1,001
Harley-Davidson Motorcycle Trust, Ser 2012-1, Cl A3
0.680%, 04/15/2017	15	15
Harley-Davidson Motorcycle Trust, Ser 2013-1, Cl A3
0.650%, 07/16/2018	181	181

90	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Hertz Fleet Lease Funding, Ser 2013-3, Cl A
0.732%, 12/10/2027 (A) (B)	$2,282	$2,282
Hertz Fleet Lease Funding, Ser 2014-1, Cl A
0.582%, 04/10/2028 (A) (B)	1,910	1,910
Honda Auto Receivables Owner Trust, Ser 2012-4, Cl A3
0.520%, 08/18/2016	27	27
Honda Auto Receivables Owner Trust, Ser 2013-4, Cl A3
0.690%, 09/18/2017	5,000	5,000
Huntington Auto Trust, Ser 2011-1A, Cl A4
1.310%, 11/15/2016 (B)	114	114
Huntington Auto Trust, Ser 2012-2, Cl A3
0.510%, 04/17/2017	36	36
Hyundai Auto Receivables Trust, Ser 2011-B, Cl B
2.270%, 02/15/2017	19	19
Hyundai Auto Receivables Trust, Ser 2013-B, Cl A4
1.010%, 02/15/2019	8,550	8,571
Hyundai Auto Receivables Trust, Ser 2013-C, Cl A3
1.010%, 02/15/2018	4,590	4,599
M&T Bank Auto Receivables Trust, Ser 2013-1A, Cl A3
1.060%, 11/15/2017 (B)	4,373	4,383
Mercedes Benz Auto Lease Trust, Ser 2015-A, Cl A3
1.100%, 08/15/2017	835	836
Mercedes-Benz Auto Lease Trust, Ser 2013-B, Cl A3
0.620%, 07/15/2016	423	423
Mercedes-Benz Auto Receivables Trust, Ser 2012-1, Cl A3
0.470%, 10/17/2016	506	506
Motor PLC, Ser 2013-1, Cl A1
0.685%, 02/25/2021 (A) (B)	8	8
Nissan Auto Receivables Owner Trust, Ser 2012-A, Cl A4
1.000%, 07/16/2018	1,095	1,097
Porsche Innovative Lease Owner Trust, Ser 2013-1, Cl A4
0.880%, 10/22/2019 (B)	390	390
Prestige Auto Receivables Trust, Ser 2013-1A, Cl A2
1.090%, 02/15/2018 (B)	72	72
Prestige Auto Receivables Trust, Ser 2013-1A, Cl A3
1.330%, 05/15/2019 (B)	960	963

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Prestige Auto Receivables Trust, Ser 2014-1A, Cl A2
0.970%, 03/15/2018 (B)	$233	$233
Prestige Auto Receivables Trust, Ser 2015-1, Cl A2
1.090%, 02/15/2019 (B)	355	355
Santander Drive Auto Receivables Trust, Ser 2012-3, Cl D
3.640%, 05/15/2018	785	806
Santander Drive Auto Receivables Trust, Ser 2012-4, Cl B
1.830%, 03/15/2017	75	75
Santander Drive Auto Receivables Trust, Ser 2013-2, Cl A3
0.700%, 09/15/2017	68	68
Santander Drive Auto Receivables Trust, Ser 2014-1, Cl A2A
0.660%, 06/15/2017	65	65
SNAAC Auto Receivables Trust, Ser 2014-1A, Cl A
1.030%, 09/17/2018 (B)	285	285
Toyota Auto Receivables Owner Trust, Ser 2013-A, Cl A3
0.550%, 01/17/2017	38	38
Volkswagen Auto Loan Enhanced Trust, Ser 2012-1, Cl A3
0.850%, 08/22/2016	315	315
Volkswagen Auto Loan Enhanced Trust, Ser 2013-2, Cl A2
0.420%, 07/20/2016	117	117
Volvo Financial Equipment LLC, Ser 2014-1A, Cl A3
0.820%, 04/16/2018 (B)	405	405
Westlake Automobile Receivables Trust, Ser 2013-1A, Cl A2
1.120%, 01/15/2018 (B)	672	672
Westlake Automobile Receivables Trust, Ser 2014-1A, Cl A2
0.700%, 05/15/2017 (B)	330	330
Westlake Automobile Receivables Trust, Ser 2014-2A, Cl A2
0.970%, 10/16/2017 (B)	468	468
Westlake Automobile Receivables Trust, Ser 2015-1A, Cl A2
1.170%, 03/15/2018 (B)	1,230	1,227
Wheels SPV LLC, Ser 2014-1A, Cl A2
0.840%, 03/20/2023 (B)	4,714	4,710
World Omni Auto Receivables Trust, Ser 2012-A, Cl A3
0.640%, 02/15/2017	6	6
World Omni Automobile Lease Securitization Trust, Ser 2013-A, Cl A2B
0.506%, 05/16/2016 (A)	53	53

SEI Institutional Investments Trust / Annual Report / May 31, 2015	91

SCHEDULE OF INVESTMENTS

Opportunistic Income Fund (Continued)

May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

World Omni Master Owner Trust, Ser 2013-1, Cl A
0.536%, 02/15/2018 (A) (B)	$105	$105

		85,842

Credit Cards — 4.0%
American Express Credit Account Master Trust, Ser 2012-2, Cl B
0.990%, 03/15/2018	100	100
American Express Credit Account Master Trust, Ser 2013-1, Cl A
0.606%, 02/16/2021 (A)	310	311
American Express Credit Account Master Trust, Ser 2013-3, Cl A
0.980%, 05/15/2019	305	306
American Express Credit Account Master Trust, Ser 2014-1, Cl A
0.556%, 12/15/2021 (A)	5,000	4,991
American Express Credit Account Master Trust, Ser 2014-2, Cl A
1.260%, 01/15/2020	4,500	4,516
BA Credit Card Trust, Ser 2014-A1, Cl A
0.566%, 06/15/2021 (A)	4,000	4,003
BA Credit Card Trust, Ser 2014-A2, Cl A
0.456%, 09/16/2019 (A)	5,000	5,001
BA Credit Card Trust, Ser 2015-A1, Cl A
0.516%, 06/15/2020 (A)	5,000	5,006
Cabela’s Credit Card Master Note Trust, Ser 2011-4A, Cl A2
0.736%, 10/15/2019 (A) (B)	860	863
Cabela’s Credit Card Master Note Trust, Ser 2012-2A, Cl A2
0.666%, 06/15/2020 (A) (B)	3,500	3,506
Cabela’s Credit Card Master Note Trust, Ser 2013-2A, Cl A2
0.836%, 08/16/2021 (A) (B)	210	211
Cabela’s Credit Card Master Note Trust, Ser 2014-1, Cl A
0.532%, 03/16/2020 (A)	2,670	2,671
Cabela’s Credit Card Master Note Trust, Ser 2014-2, Cl A
0.631%, 07/15/2022 (A)	5,000	4,986
Capital One Multi-Asset Execution Trust, Ser 2007-A5, Cl A5
0.226%, 07/15/2020 (A)	6,000	5,967
Capital One Multi-Asset Execution Trust, Ser 2013-A2, Cl A2
0.366%, 02/15/2019 (A)	325	325
Capital One Multi-Asset Execution Trust, Ser 2013-A3, Cl A3
0.960%, 09/16/2019	615	616

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Capital One Multi-Asset Execution Trust, Ser 2014-A4, Cl A
0.546%, 06/15/2022	$4,000	$4,000
Chase Issuance Trust, Ser 2007-A2, Cl A2
0.236%, 04/15/2019 (A)	6,000	5,983
Chase Issuance Trust, Ser 2012-A9, Cl A9
0.336%, 10/16/2017 (A)	5,000	5,000
Chase Issuance Trust, Ser 2013-A6, Cl A6
0.606%, 07/15/2020 (A)	500	502
Chase Issuance Trust, Ser 2013-A9, Cl A
0.606%, 11/16/2020 (A)	4,850	4,869
Chase Issuance Trust, Ser 2014, Cl A1
1.150%, 01/15/2019	735	738
Citibank Credit Card Issuance Trust, Ser 2013-A2, Cl A2
0.465%, 05/26/2020 (A)	6,915	6,915
Citibank Credit Card Issuance Trust, Ser 2013-A3, Cl A3
1.110%, 07/23/2018	500	502
Citibank Credit Card Issuance Trust, Ser 2013-A6, Cl A6
1.320%, 09/07/2018	990	997
Citibank Credit Card Issuance Trust, Ser 2014-A4, Cl A4
1.230%, 04/24/2019	1,250	1,254
Discover Card Execution Note Trust, Ser 2010-A2, Cl A2
0.766%, 03/15/2018 (A)	2,000	2,002
Discover Card Execution Note Trust, Ser 2014-A1, Cl A1
0.616%, 07/15/2021 (A)	5,000	5,017
Discover Card Execution Note Trust, Ser 2014-A3, Cl A3
1.220%, 10/15/2019	705	707
Discover Card Master Trust, Ser 2012-A4, Cl A4
0.556%, 11/15/2019 (A)	4,000	4,008
Dryrock Issuance Trust, Ser 2012-2, Cl A
0.640%, 08/15/2018	350	350
Golden Credit Card Trust, Ser 2012-5A, Cl A
0.790%, 09/15/2017 (B)	125	125
Gracechurch Card Funding, Ser 2012-4A, Cl A
0.886%, 06/15/2017 (A) (B)	250	250
Synchrony Credit Card Master Note Trust, Ser 2012-5, Cl A
0.950%, 06/15/2018	260	260

92	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Synchrony Credit Card Master Note Trust, Ser 2014-1, Cl A
1.610%, 11/15/2020	$1,000	$1,005

		87,863

Other Asset-Backed Securities — 14.1%
1776 CLO Ltd., Ser 2006-1A, Cl B
0.726%, 05/08/2020 (A) (B)	5,000	4,867
Aames Mortgage Investment Trust, Ser 2005-4, Cl M1
0.886%, 10/25/2035 (A)	815	814
ABCLO, Ser 2007-1A, Cl B
1.025%, 04/15/2021	1,000	991
ABCLO, Ser 2007-1A, Cl D
4.175%, 04/15/2021 (A) (B)	1,930	1,911
Accredited Mortgage Loan Trust, Ser 2004-4, Cl A1A
0.861%, 01/25/2035 (A)	136	133
Accredited Mortgage Loan Trust, Ser 2006-2, Cl A4
0.445%, 09/25/2036 (A)	8,100	6,779
Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates, Ser 2005-4, Cl M1
0.635%, 10/25/2035 (A)	2,914	2,641
Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates, Ser 2004-3, Cl A2B
1.285%, 09/25/2034 (A)	437	432
Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates, Ser 2004-4, Cl A1
0.905%, 10/25/2034 (A)	606	596
Aircraft Lease Securitisation Ltd., Ser 2007-1A, Cl G3
0.438%, 05/10/2032 (A) (B)	1,486	1,473
Ally Master Owner Trust, Ser 2014-4, Cl A2
1.430%, 06/17/2019	1,220	1,224
Ally Master Owner Trust, Ser 2014-5, Cl A2
1.600%, 10/15/2019	1,000	1,006
Alterna Funding I LLC, Ser 2014-1A
1.639%, 02/15/2021 (B)	1,427	1,431
Ameriquest Mortgage Securities, Ser 2005-R10, Cl A2B
0.405%, 01/25/2036 (A)	531	530
Ameriquest Mortgage Securities, Ser 2005-R9, Cl AF6
5.325%, 11/25/2035	596	611
Apidos CLO XII, Ser 2013-12A, Cl A
1.375%, 04/15/2025 (A) (B)	500	494

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Apidos CLO XVII, Ser 2014-17A, Cl A1A
1.774%, 04/17/2026 (A) (B)	$995	$995
Argent Securities, Ser 2006-W2, Cl A2B
0.371%, 03/25/2036 (A)	1,405	749
ARL First LLC, Ser 2012-1A, Cl A1
1.936%, 12/15/2042 (A) (B)	2,218	2,243
Asset-Backed Funding Certificates, Ser 2004-OPT5, Cl M1
1.310%, 03/25/2034 (A)	244	216
Avalon IV Capital, Ser 2014-1AR, Cl AR
1.444%, 04/17/2023 (A) (B)	770	770
Avenue CLO III, Ser 2006-3A, Cl A3L
1.025%, 07/20/2018 (A) (B)	758	757
Bacchus, Ser 2006-1A, Cl D
1.825%, 01/20/2019 (A) (B)	2,000	1,980
Baker Street CLO II, Ser 2006-1A, Cl C
1.005%, 10/15/2019 (A) (B)	3,000	2,880
Bear Stearns Asset-Backed Securities I Trust, Ser 2006-EC1, Cl M1
0.595%, 12/25/2035 (A)	3,239	3,180
Bear Stearns Asset-Backed Securities Trust, Ser 2005-SD2, Cl 2A1
0.845%, 12/25/2044 (A)	133	133
BlackRock Senior Income Series V, Ser 2007-5A, Cl B
0.697%, 08/13/2019 (A) (B)	4,500	4,364
BlueMountain CLO, Ser 2015-4A, Cl A1
1.760%, 11/30/2026 (A) (B)	3,500	3,502
Callidus Debt Partners CLO Fund V, Ser 2006-5A, Cl C
1.726%, 11/20/2020 (A) (B)	3,410	3,346
Canaras Summit CLO, Ser 2007-1A, Cl E
4.619%, 06/19/2021 (A) (B)	1,500	1,496
Carlyle High Yield Partners IX, Ser 2006-9A, Cl A1
0.508%, 08/01/2021 (A) (B)	3,764	3,716
Carrington Mortgage Loan Trust, Ser 2005-NC5, Cl A2
0.501%, 10/25/2035 (A)	211	211
Cent CLO, Ser 2014-20A, Cl A
1.757%, 01/25/2026 (A) (B)	1,250	1,247
Cent CLO, Ser 2014-22A, Cl A1
1.756%, 11/07/2026 (A) (B)	3,100	3,102

SEI Institutional Investments Trust / Annual Report / May 31, 2015	93

SCHEDULE OF INVESTMENTS

Opportunistic Income Fund (Continued)

May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Chase Funding Mortgage Loan Asset-Backed Certificates, Ser 2004-2, Cl 1A4
5.323%, 02/26/2035	$594	$605
CIFC Funding, Ser 2013-1A, Cl A1
1.426%, 04/16/2025 (A) (B)	265	263
CIT Equipment Collateral, Ser 2014-VT1, Cl A2
0.860%, 05/22/2017 (B)	1,000	1,000
CNH Equipment Trust, Ser 2012-B, Cl A3
0.860%, 09/15/2017	4	4
CNH Equipment Trust, Ser 2013-C, Cl A2
0.630%, 01/17/2017	16	16
CNH Equipment Trust, Ser 2013-D, Cl A2
0.490%, 03/15/2017	46	46
CNH Wholesale Master Note Trust, Ser 2013-2A, Cl A
0.786%, 08/15/2019 (A) (B)	425	426
ColumbusNova CLO II, Ser 2006-2A, Cl C
1.029%, 04/04/2018 (A) (B)	1,000	993
Comstock Funding, Ser 1A, Cl C
2.034%, 05/30/2020 (A) (B)	2,500	2,499
Conseco Financial, Ser 1997-2, Cl A6
7.240%, 06/15/2028 (A)	1,184	1,219
Conseco Financial, Ser 1997-3, Cl A5
7.140%, 03/15/2028	230	242
Conseco Financial, Ser 1997-3, Cl A6
7.320%, 03/15/2028	76	80
Conseco Financial, Ser 1997-6, Cl A8
7.070%, 01/15/2029	12	12
Conseco Financial, Ser 1997-7, Cl A7
6.960%, 07/15/2028 (A)	264	272
Countrywide Asset-Backed Certificates, Ser 2004-5, Cl 3A
0.645%, 09/25/2034 (A)	17	17
Dell Equipment Finance Trust, Ser 2014-1, Cl A2
0.640%, 07/22/2016 (B)	2,794	2,795
Dryden Senior Loan Fund, Ser 2014-31A, Cl A
1.625%, 04/18/2026 (A) (B)	1,215	1,211
Duane Street CLO II, Ser 2006-2A, Cl C
1.026%, 08/20/2018 (A) (B)	1,000	992

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Duane Street CLO III, Ser 2006-3A, Cl D
1.776%, 01/11/2021 (A) (B)	$2,000	$1,971
Encore Credit Receivables Trust, Ser 2005-3, Cl M3
0.695%, 10/25/2035 (A)	2,600	2,312
Fieldstone Mortgage Investment Trust, Ser 2004-3, Cl M4
2.026%, 08/25/2034 (A)	572	572
First Frankin Mortgage Loan Trust, Ser 2005-FF8, Cl M1
0.675%, 09/25/2035 (A)	5,356	5,212
First Franklin Mortgage Loan Asset-Backed Certificates, Ser 2006-FF1, Cl 2A3
0.425%, 01/25/2036 (A)	718	709
First Franklin Mortgage Loan Asset-Backed Certificates, Ser 2006-FF9, Cl M1
0.435%, 06/25/2036 (A)	14,235	890
First Franklin Mortgage Loan Asset-Backed Certificates, Ser 2006-FFA, Cl A3
0.421%, 09/25/2026 (A)	268	183
First Franklin Mortgage Loan Asset-Backed Certificates, Ser 2006-FFB, Cl A2
0.445%, 12/25/2026 (A)	85	61
Foothill CLO, Ser 2007-1A, Cl E
3.784%, 02/22/2021 (A) (B)	1,400	1,393
Franklin CLO V, Ser 2006-5A, Cl A2
0.531%, 06/15/2018 (A) (B)	512	510
Gale Force CLO, Ser 2007-3A, Cl A1
0.515%, 04/19/2021 (A) (B)	1,786	1,769
GE Equipment Midticket LLC, Ser 2012-1, Cl A3
0.600%, 05/23/2016	4	4
GE Equipment Small Ticket LLC, Ser 2014-1A, Cl A3
0.950%, 09/25/2017 (B)	615	615
GE Equipment Transportation LLC, Ser 2013-2, Cl A2
0.610%, 06/24/2016	642	642
GE Equipment Transportation LLC, Ser 2015-1, Cl A3
1.280%, 02/25/2019	850	850
Gleneagles CLO, Ser 2005-1A, Cl D
2.178%, 11/01/2017 (A) (B)	582	562
GMACM Home Equity Loan Trust, Ser 2007-HE2, Cl A2
6.054%, 12/25/2037 (A)	2,437	2,413

94	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

GMF Floorplan Owner Revolving Trust, Ser 2015-1, Cl A2
0.682%, 05/15/2020 (A) (B)	$575	$575
Golub Capital Management CLO, Ser 2007-A1, Cl B
0.798%, 07/31/2021	708	696
Gramercy Park CLO, Ser 2014-1AR, Cl A1R
1.574%, 07/17/2023 (A) (B)	750	750
GreatAmerica Leasing Receivables, Ser 2015-1, Cl A2
1.120%, 06/20/2017 (B)	965	966
Greens Creek Funding, Ser 2007-1A, Cl C
2.525%, 04/18/2021 (A) (B)	2,000	1,928

GSAMP Trust, Ser 2006-HE8, Cl A2C
0.355%, 01/25/2037 (A)	4,409	3,696
Hilton Grand Vacations Trust, Ser 2014-AA, Cl A
1.770%, 11/25/2026 (B)	3,964	3,930
HLSS Servicer Advance Receivables Backed Notes, Ser 2012-T2, Cl C2
3.960%, 10/15/2045 (B)	1,200	1,200
HLSS Servicer Advance Receivables Backed Notes, Ser 2012-T2, Cl D2
4.940%, 10/15/2045 (B)	2,100	2,100
HLSS Servicer Advance Receivables Backed Notes, Ser 2013-T1, Cl C2
2.487%, 01/16/2046 (B)	1,000	981
HLSS Servicer Advance Receivables Trust, Ser 2014-T2, Cl AT2
2.217%, 01/15/2047 (B)	2,748	2,754
Home Equity Mortgage Trust, Ser 2006-5, Cl A1
6.000%, 01/25/2037	10,586	6,228
HSBC Home Equity Loan Trust, Ser 2007-2, Cl AS
0.374%, 07/20/2036 (A)	4,043	3,998
HSI Asset Securitization Trust, Ser 2005-I1, Cl 2A3
0.475%, 11/25/2035 (A)	1,431	1,337
Indymac Residential Asset-Backed Trust, Ser 2005-C, Cl AII3
0.551%, 10/25/2035 (A)	2,520	2,429
ING IM CLO, Ser 2013-1A, Cl A1
1.415%, 04/15/2024 (A) (B)	3,555	3,519
ING IM CLO, Ser 2014-1A, Cl A1
1.775%, 04/18/2026 (A) (B)	970	970

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

ING IM CLO, Ser 2014-1RA, Cl A1R
1.471%, 03/14/2022 (A) (B)	$1,000	$1,000
ING IM CLO, Ser 2014-1RA, Cl A2R
2.091%, 03/14/2022 (A) (B)	600	599
ING Investment Management CLO II, Ser 2006-2A, Cl A2
0.618%, 08/01/2020 (A) (B)	1,500	1,480
ING Investment Management CLO II, Ser 2006-2A, Cl C
0.978%, 08/01/2020 (A) (B)	3,000	2,919
John Deere Owner Trust, Ser 2012-B, Cl A3
0.530%, 07/15/2016	18	18
JPMorgan Chase Commercial Mortgage Securities, Ser 2005-FLD1, Cl M2
0.920%, 07/25/2035 (A)	187	187
JPMorgan Mortgage Acquisition, Ser 2007-CH1, Cl AV4
0.311%, 11/25/2036 (A)	233	233
Kubota Credit Owner Trust, Ser 2014-1A, Cl A2
0.580%, 02/15/2017 (B)	201	201

Kubota Credit Owner Trust, Ser 2015-1A, Cl A2
0.940%, 12/15/2017 (B)	645	645
Latitude CLO I, Ser 2005-1A, Cl B1
1.171%, 12/15/2017 (A) (B)	966	966
LCM V, Ser 2007-5A, Cl B
0.645%, 03/21/2019 (A) (B)	2,250	2,219
LCM V, Ser 2007-5A, Cl E
3.665%, 03/21/2019 (A) (B)	2,000	1,963
LCM VI, Ser 2007-6A, Cl D
2.536%, 05/28/2019 (A) (B)	500	496
Lehman ABS Manufactured Housing Contract Trust, Ser 2001-B, Cl A3
4.350%, 04/15/2040	1,296	1,357
Lehman ABS Manufactured Housing Contract Trust, Ser 2001-B, Cl A4
5.270%, 04/15/2040	217	230
Lehman ABS Manufactured Housing Contract Trust, Ser 2001-B, Cl A6
6.467%, 04/15/2040 (A)	361	391
Lehman XS Trust, Ser 2005-9N, Cl 1A1
0.455%, 02/25/2036 (A) (B)	1,831	1,534
LightPoint CLO V, Ser 2006-5A, Cl D
3.929%, 08/05/2019 (A) (B)	1,700	1,682

SEI Institutional Investments Trust / Annual Report / May 31, 2015	95

SCHEDULE OF INVESTMENTS

Opportunistic Income Fund (Continued)

May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Limerock CLO I, Ser 2007-1A, Cl B
0.908%, 04/24/2023 (A) (B)	$3,000	$2,846
Limerock CLO II, Ser 2014-2A, Cl A
1.775%, 04/18/2026 (A) (B)	850	850
Magnetite IX, Ser 2014-9A, Cl A1
1.697%, 07/25/2026 (A) (B)	940	940
Master Asset-Backed Securities Trust, Ser 2005-AB1, Cl A3B
5.233%, 11/25/2035	3,264	3,299
Master Asset-Backed Securities Trust, Ser 2005-HE1, Cl M2
0.860%, 05/25/2035 (A)	571	571
Master Asset-Backed Securities Trust, Ser 2006-HE5, Cl A3
0.345%, 11/25/2036 (A)	838	573
Master Asset-Backed Securities Trust, Ser 2006-HE5, Cl A4
0.405%, 11/25/2036 (A)	67	46
Master Asset-Backed Securities Trust, Ser 2006-NC3, Cl A3
0.285%, 10/25/2036 (A)	3,439	2,140
Master Asset-Backed Securities Trust, Ser 2006-NC3, Cl A5
0.395%, 10/25/2036 (A)	2,050	1,298
Mayport CLO, Ser 2006-1A, Cl B1L
1.634%, 02/22/2020 (A) (B)	3,100	3,034
Merrill Lynch CLO, Ser 2007-1A, Cl E
4.527%, 04/14/2021 (A) (B)	2,000	2,000
Merrill Lynch Mortgage Investors Trust, Ser 2006-FF1, Cl A2C
0.385%, 08/25/2036 (A)	182	181
Michigan Finance Authority, Ser 2015-1, Cl A1
0.936%, 04/29/2030 (A)	6,000	5,993
Mid-State Trust, Ser 2004-1, Cl M1
6.497%, 08/15/2037	1,321	1,414
MMAF Equipment Finance LLC, Ser 2013-AA, Cl A2
0.690%, 05/09/2016 (B)	62	62
MMAF Equipment Finance LLC, Ser 2014-AA, Cl A3
0.870%, 01/08/2019 (B)	1,010	1,006
MMAF Equipment Finance LLC, Ser 2015-AA, Cl A2
0.960%, 09/18/2017 (B)	395	395
Morgan Stanley ABS Capital I, Ser 2005-HE6, Cl A2C
0.505%, 11/25/2035 (A)	3,844	3,771

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Morgan Stanley ABS Capital I, Ser 2005-NC2, Cl M2
0.815%, 03/25/2035 (A)	$4,791	$4,751
Morgan Stanley ABS Capital I, Ser 2006-HE8, Cl A2B
0.285%, 10/25/2036 (A)	3,039	1,893
Morgan Stanley Dean Witter Capital I, Ser 2002-AM3, Cl M1
1.606%, 02/25/2033 (A)	45	41
Morgan Stanley Dean Witter Capital I, Ser 2003-NC4, Cl M2
3.181%, 04/25/2033 (A)	40	37
MVW Owner Trust, Ser 2014-1A, Cl A
2.250%, 09/20/2031 (B)	5,179	5,168
Nantucket CLO, Ser 2006-1A, Cl E
4.032%, 11/24/2020 (A) (B)	1,500	1,478
Nationstar Home Equity Loan Trust, Ser 2006-B, Cl AV4
0.461%, 09/25/2036 (A)	5,952	5,459
Navient Student Loan Trust, Ser 2014-1, Cl A2
0.495%, 03/27/2023 (A)	3,000	2,997
Navigator CDO, Ser 2006-2A, Cl D
3.770%, 09/20/2020 (A) (B)	2,088	2,021
Neuberger Berman CLO, Ser 2014-16A, Cl A1
1.745%, 04/15/2026 (A) (B)	625	625
New Century Home Equity Loan Trust, Ser 2005-C, Cl A2C
0.435%, 12/25/2035 (A)	2,825	2,741
NewMark Capital Funding CLO, Ser 2013-1A, Cl A2
1.354%, 06/02/2025 (A) (B)	3,553	3,502
NOB Hill CLO, Ser 2006-1A, Cl C
1.074%, 08/15/2018 (A) (B)	3,600	3,560
NYCTL Trust, Ser 2014-A, Cl A
1.030%, 11/10/2027 (B)	871	870
OCP CLO, Ser 2012-1A, Cl B
3.765%, 03/22/2023	2,000	2,000
OCP CLO, Ser 2012-1A, Cl D
5.765%, 03/22/2023 (A) (B)	1,500	1,500
Octagon Investment Partners XVI, Ser 2013-1A, Cl A
1.394%, 07/17/2025 (A) (B)	300	297
Octagon Investment Partners XX, Ser 2014-1A, Cl A
1.720%, 08/12/2026 (A) (B)	3,230	3,233
OHA Credit Partners VIII, Ser 2013-8A, Cl A
1.395%, 04/20/2025 (A) (B)	200	198
OHA Intrepid Leveraged Loan Fund, Ser 2013-1AR, Cl AR
1.195%, 04/20/2021 (A) (B)	150	150

96	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Option One Mortgage Loan Trust, Ser 2005-1, Cl A1A
0.685%, 02/25/2035 (A)	$350	$345
Option One Mortgage Loan Trust, Ser 2005-5, Cl A3
0.395%, 12/25/2035 (A)	1,025	1,017
Option One Mortgage Loan Trust, Ser 2006-3, Cl 2A2
0.281%, 02/25/2037 (A)	584	342
Origen Manufactured Housing Contract Trust, Ser 2005-B, Cl A4
5.910%, 01/15/2037	700	734
Origen Manufactured Housing Contract Trust, Ser 2005-B, Cl M1
5.990%, 01/15/2037	80	83
Ownit Mortgage Loan Trust, Ser 2006-3, Cl A2C
0.351%, 03/25/2037 (A)	4,564	4,357
Park Place Securities Asset-Backed Pass-Through Certificates, Ser 2005-WHQ1, Cl M5
0.935%, 03/25/2035 (A)	4,242	3,610
Popular ABS Mortgage Pass-Through Trust, Ser 2004-5, Cl AF4
4.655%, 12/25/2034 (A)	681	680
Popular ABS Mortgage Pass-Through Trust, Ser 2005-3, Cl AF4
4.620%, 07/25/2035 (A)	314	315
Popular ABS Mortgage Pass-Through Trust, Ser 2005-B, Cl M1
0.661%, 08/25/2035 (A)	509	509
Race Point III CLO, Ser 2006-3, Cl B
0.655%, 04/15/2020 (A) (B)	2,985	2,959
Race Point III CLO, Ser 2006-3, Cl C
0.955%, 04/15/2020 (A) (B)	1,830	1,811
Race Point IV CLO, Ser 2007-4A, Cl A1A
0.478%, 08/01/2021 (A) (B)	1,615	1,609
Race Point VI CLO, Ser 2014-6RA, Cl BR
2.413%, 05/24/2023 (A) (B)	725	725
Residential Asset Securities, Ser 2005-KS12, Cl A3
0.501%, 01/25/2036 (A)	2,187	2,159
SACO I, Ser 2005-9, Cl A1
0.681%, 12/25/2035 (A)	1,211	1,145

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

SACO I, Ser 2005-WM3, Cl A1
0.705%, 09/25/2035 (A)	$756	$719
Saxon Asset Securities Trust, Ser 2003-3, Cl AF6
5.536%, 12/25/2033	264	267
Securitized Asset-Backed Receivables LLC, Ser 2006-NC3, Cl A2B
0.331%, 09/25/2036 (A)	4,435	2,295
Securitized Asset-Backed Receivables LLC, Ser 2007-BR5, Cl A2A
0.315%, 05/25/2037 (A)	1,125	789
Securitized Asset-Backed Receivables LLC, Ser 2007-NC1, Cl A2B
0.335%, 12/25/2036 (A)	2,620	1,525
Sierra Timeshare Receivables Funding LLC, Ser 2013-3A, Cl A
2.200%, 10/20/2030 (B)	1,545	1,549
Sierra Timeshare Receivables Funding LLC, Ser 2014-1A, Cl A
2.070%, 03/20/2030 (B)	2,601	2,596
Sierra Timeshare Receivables Funding LLC, Ser 2014-2A, Cl A
2.050%, 06/20/2031 (B)	1,878	1,873
Sierra Timeshare Receivables Funding LLC, Ser 2014-3A, Cl A
2.300%, 10/20/2031 (B)	1,490	1,503
Sierra Timeshare Receivables Funding LLC, Ser 2015-1A, Cl A
2.400%, 03/22/2032 (B)	4,595	4,611
SLM Student Loan Trust, Ser 2011-B, Cl A1
1.036%, 12/16/2024 (A) (B)	32	32
SLM Student Loan Trust, Ser 2013-3, Cl A2
0.485%, 05/26/2020 (A)	5,000	4,996
SLM Student Loan Trust, Ser 2013-6, Cl A2
0.685%, 02/25/2021 (A)	4,000	4,003
SLM Student Loan Trust, Ser 2014-1, Cl A1
0.461%, 05/28/2019 (A)	1,212	1,212
SLM Student Loan Trust, Ser 2014-1, Cl A2
0.565%, 07/26/2021 (A)	2,000	2,000
SLM Student Loan Trust, Ser 2014-2, Cl A1
0.435%, 07/25/2019 (A)	1,920	1,920
Soundview Home Equity Loan Trust, Ser 2005-4, Cl M2
0.655%, 03/25/2036 (A)	3,458	2,913

SEI Institutional Investments Trust / Annual Report / May 31, 2015	97

SCHEDULE OF INVESTMENTS

Opportunistic Income Fund (Continued)

May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Soundview Home Equity Loan Trust, Ser 2005-OPT3, Cl A4
0.481%, 11/25/2035 (A)	$226	$224
Specialty Underwriting & Residential Finance Trust, Ser 2005-AB1, Cl M1
0.615%, 03/25/2036 (A)	3,315	3,251
Springleaf Funding Trust, Ser 2014-AA, Cl A
2.410%, 12/15/2022 (B)	725	726
Stoney Lane Funding I, Ser 2007-1A, Cl A1
0.514%, 04/18/2022 (A) (B)	1,335	1,322
Structured Asset Investment Loan Trust, Ser 2006-2, Cl A3
0.365%, 04/25/2036 (A)	943	857
Structured Asset Securities, Ser 2006-GEL3, Cl A2
0.415%, 07/25/2036 (A) (B)	1,097	1,091
Structured Asset Securities, Ser 2006-WF1, Cl A1
0.335%, 02/25/2036 (A)	229	227
Structured Asset Securities, Ser 2006-WF3, Cl A4
0.495%, 09/25/2036 (A)	1,820	1,691
Structured Asset Securities, Ser 2007-BC1, Cl A4
0.315%, 02/25/2037 (A)	5,370	4,681
Symphony CLO V, Ser 2007-5A, Cl A1
1.025%, 01/15/2024 (A) (B)	1,716	1,701
Trimaran CLO VII, Ser 2007-1A, Cl A2L
0.641%, 06/15/2021 (A) (B)	2,000	1,940
Venture VIII CDO, Ser 2007-8A, Cl B
0.696%, 07/22/2021 (A) (B)	3,000	2,991
Volvo Financial Equipment LLC, Ser 2013-1A, Cl A3
0.740%, 03/15/2017 (B)	193	193
Volvo Financial Equipment LLC, Ser 2015-1A, Cl A2
0.950%, 11/15/2017 (B)	1,205	1,206
Westgate Resorts LLC, Ser 2015-1A, Cl A
2.750%, 05/20/2027 (B)	2,748	2,749

		305,350

Total Asset-Backed Securities (Cost $472,598) ($ Thousands)		479,055

CORPORATE OBLIGATIONS — 9.3%

Consumer Discretionary — 1.6%
AutoZone
1.300%, 01/13/2017	950	952

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

CCO Holdings LLC
5.250%, 09/30/2022	$2,750	$2,791
Cedar Fair
5.250%, 03/15/2021	1,000	1,045
CSC Holdings LLC
8.625%, 02/15/2019	1,090	1,243
CVS Health
1.200%, 12/05/2016	490	493
Daimler Finance North America LLC
1.375%, 08/01/2017 (B)	625	625
0.704%, 03/02/2018 (A) (B)	1,000	1,001
Family Tree Escrow LLC
5.750%, 03/01/2023 (B)	1,015	1,071
Ford Motor Credit LLC
1.724%, 12/06/2017	500	499
1.214%, 01/09/2018 (A)	750	753
1.098%, 03/12/2019 (A)	500	499
General Motors Financial
2.400%, 04/10/2018	1,000	1,000
Graton Economic Development Authority
9.625%, 09/01/2019 (B)	1,290	1,403
Hyundai Capital America
2.000%, 03/19/2018 (B)	375	377
1.875%, 08/09/2016 (B)	200	202
1.625%, 10/02/2015 (B)	35	35
NBCUniversal Enterprise
0.960%, 04/15/2018 (A) (B)	400	403
Nissan Motor Acceptance MTN
1.500%, 03/02/2018	550	551
Seminole Hard Rock Entertainment
5.875%, 05/15/2021 (B)	1,315	1,328
Sinclair Television Group
5.625%, 08/01/2024 (B)	2,000	2,020
5.375%, 04/01/2021	1,000	1,017
Sirius XM Radio
5.875%, 10/01/2020 (B)	4,000	4,165
5.375%, 04/15/2025 (B)	385	385
4.250%, 05/15/2020 (B)	1,000	999
Six Flags Entertainment
5.250%, 01/15/2021 (B)	2,000	2,065
Time Warner Cable
5.850%, 05/01/2017	350	376
Toyota Motor Credit MTN
0.596%, 01/12/2018 (A)	1,000	1,002
TRW Automotive
7.250%, 03/15/2017 (B)	560	619
Volkswagen Group of America Finance LLC
1.250%, 05/23/2017 (B)	500	501
0.716%, 11/20/2017 (A) (B)	1,000	1,002

98	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Whirlpool
1.350%, 03/01/2017	$575	$576
William Carter
5.250%, 08/15/2021	2,615	2,707

		33,705

Consumer Staples — 0.4%
Bayer US Finance LLC
0.551%, 10/06/2017 (A) (B)	700	700
Elizabeth Arden
7.375%, 03/15/2021	1,062	896
ERAC USA Finance LLC
1.400%, 04/15/2016 (B)	300	301
Heineken
0.800%, 10/01/2015 (B)	75	75
JM Smucker
1.750%, 03/15/2018 (B)	265	265
Kroger
0.804%, 10/17/2016 (A)	1,000	1,003
Mondelez International
0.798%, 02/01/2019 (A)	1,000	990
President and Fellows of Harvard College
6.300%, 10/01/2037	595	623
Reynolds American
1.050%, 10/30/2015	50	50
SABMiller Holdings
0.968%, 08/01/2018 (A) (B)	600	602
Spectrum Brands
5.750%, 07/15/2025 (B)	765	788
Sutter Health
1.090%, 08/15/2053	525	524
Valeant Pharmaceuticals International
5.625%, 12/01/2021 (B)	2,900	3,009

		9,826

Energy — 0.9%
Atwood Oceanics
6.500%, 02/01/2020	1,700	1,658
BP Capital Markets
0.899%, 09/26/2018 (A)	850	852
0.789%, 05/10/2018 (A)	400	400
0.702%, 02/13/2018 (A)	600	599
Canadian Natural Resources
5.700%, 05/15/2017	150	162
ConocoPhillips
1.500%, 05/15/2018	525	526
Enbridge
0.734%, 06/02/2017 (A)	900	889
Genesis Energy
6.000%, 05/15/2023	795	805
Gibson Energy
6.750%, 07/15/2021 (B)	948	986

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Halcon Resources
8.625%, 02/01/2020 (B)	$1,360	$1,380
Hess
1.300%, 06/15/2017	510	507
Kinder Morgan
2.000%, 12/01/2017	345	346
Penn Virginia Resource Partners
6.500%, 05/15/2021	1,000	1,068
Regency Energy Partners
5.000%, 10/01/2022	2,500	2,614
Sabine Pass Liquefaction LLC
6.250%, 03/15/2022	3,000	3,157
5.625%, 02/01/2021	1,300	1,342
Statoil
0.736%, 11/08/2018 (A)	800	800
Total Capital International
0.849%, 08/10/2018 (A)	400	402
TransCanada PipeLines
1.066%, 01/12/2018 (A)	1,100	1,103
0.750%, 01/15/2016	250	250

		19,846

Financials — 3.2%
Abbey National Treasury Services
0.780%, 03/13/2017 (A)	850	851
ABN AMRO Bank
4.250%, 02/02/2017 (B)	565	591
1.079%, 10/28/2016 (A) (B)	550	553
American Express Credit MTN
1.125%, 06/05/2017	1,300	1,297
American Honda Finance MTN
1.500%, 03/13/2018	600	603
Australia & New Zealand Banking Group
0.834%, 05/15/2018 (A)	250	251
0.651%, 01/10/2017 (A) (B)	500	501
Bank of America
1.700%, 08/25/2017	800	803
1.350%, 11/21/2016	800	802
1.315%, 01/15/2019 (A)	700	708
0.740%, 06/05/2017 (A)	500	500
Bank of Montreal MTN
1.300%, 07/14/2017	700	703
0.874%, 04/09/2018 (A)	350	352
0.795%, 07/15/2016 (A)	175	176
Bank of New York Mellon MTN
0.704%, 03/06/2018 (A)	325	326
Bank of Nova Scotia
1.300%, 07/21/2017	600	602
Bank of Tokyo-Mitsubishi UFJ
0.815%, 03/05/2018 (A) (B)	900	901
0.574%, 09/08/2017 (A) (B)	500	498
Barclays Bank MTN
6.050%, 12/04/2017 (B)	575	628
0.856%, 02/17/2017 (A)	850	852

SEI Institutional Investments Trust / Annual Report / May 31, 2015	99

SCHEDULE OF INVESTMENTS

Opportunistic Income Fund (Continued)

May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

BB&T MTN
0.938%, 02/01/2019 (A)	$500	$501
BNP Paribas MTN
0.858%, 12/12/2016 (A)	1,350	1,356
Boart Longyear Management
10.000%, 10/01/2018 (B)	2,417	2,329
BPCE MTN
1.129%, 02/10/2017 (A)	1,000	1,006
Branch Banking & Trust
1.350%, 10/01/2017	450	451
Capital One
0.959%, 02/05/2018 (A)	750	753
Capital One Bank USA
1.300%, 06/05/2017	850	847
1.150%, 11/21/2016	500	501
Citigroup
1.550%, 08/14/2017	500	500
1.044%, 04/08/2019 (A)	650	655
0.967%, 04/27/2018 (A)	450	450
Citizens Bank MTN
1.600%, 12/04/2017	1,000	1,003
Commonwealth Bank of Australia MTN
0.668%, 03/12/2018 (A) (B)	850	850
Cooperatieve Centrale Raiffeisen-Boerenleenbank
0.750%, 03/18/2016 (A)	400	401
Credit Agricole
1.121%, 10/03/2016 (A) (B)	700	704
Credit Suisse NY MTN
1.700%, 04/27/2018	850	846
0.969%, 01/29/2018 (A)	750	752
Daimler Finance North America LLC
1.650%, 05/18/2018 (B)	300	300
Deutsche Bank
1.350%, 05/30/2017	1,000	997
0.957%, 02/13/2018 (A)	650	652
General Electric Capital
0.981%, 04/02/2018 (A)	275	279
Goldman Sachs Group MTN
1.478%, 04/30/2018 (A)	180	182
1.437%, 04/23/2020 (A)	725	733
1.374%, 11/15/2018 (A)	750	755
Harley-Davidson Financial Services MTN
3.875%, 03/15/2016 (B)	500	512
Hartford Financial Services Group
5.375%, 03/15/2017	1,000	1,071
HSBC Bank
0.914%, 05/15/2018 (A) (B)	200	201
HSBC USA
1.300%, 06/23/2017	1,250	1,253
1.147%, 09/24/2018 (A)	300	303

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Huntington National Bank
1.700%, 02/26/2018	$800	$800
Hutchison Whampoa International
1.625%, 10/31/2017 (B)	600	599
ING Bank
1.800%, 03/16/2018 (B)	390	393
0.964%, 10/01/2019 (A) (B)	500	501
Intesa Sanpaolo
3.125%, 01/15/2016	200	202
JPMorgan Chase
1.232%, 01/23/2020 (A)	500	507
1.177%, 01/25/2018 (A)	200	202
0.909%, 01/28/2019 (A)	700	701
JPMorgan Chase Capital XXI
1.229%, 02/02/2037 (A)	250	208
KeyBank
0.803%, 06/01/2018 (A)	850	849
Lloyds Bank
0.791%, 03/16/2018 (A)	1,250	1,251
Macquarie Group
1.278%, 01/31/2017 (A) (B)	650	653
Manufacturers & Traders Trust
1.400%, 07/25/2017	700	702
0.653%, 01/30/2017 (A)	600	599
Metropolitan Life Global Funding I
1.500%, 01/10/2018 (B)	260	260
0.651%, 04/10/2017 (A) (B)	1,000	1,003
0.477%, 07/14/2016 (A) (B)	1,200	1,201
Mizuho Bank
0.909%, 03/26/2018 (A) (B)	800	802
Morgan Stanley
5.950%, 12/28/2017	245	271
1.532%, 02/25/2016 (A)	350	352
1.128%, 01/24/2019 (A)	650	652
MSCI
5.250%, 11/15/2024 (B)	955	997
New York Life Global Funding
1.125%, 03/01/2017 (B)	600	602
0.627%, 05/23/2016 (A) (B)	300	301
Nissan Motor Acceptance
0.969%, 09/26/2016 (A) (B)	350	352
Nordea Bank
1.250%, 04/04/2017 (B)	750	751
PACCAR Financial MTN
1.100%, 06/06/2017	780	782
PNC Bank
1.150%, 11/01/2016	600	601
0.703%, 06/01/2018 (A)	850	849
Pricoa Global Funding I MTN
1.150%, 11/25/2016 (B)	500	501
Principal Life Global Funding II MTN
1.200%, 05/19/2017 (B)	400	401
1.125%, 02/24/2017 (B)	650	652

100	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Prudential Financial MTN
1.054%, 08/15/2018 (A)	$700	$705
Reinsurance Group of America
5.625%, 03/15/2017	200	214
RHP Hotel Properties
5.000%, 04/15/2021‡	435	442
5.000%, 04/15/2023‡ (B)	1,035	1,035
Santander Bank
1.206%, 01/12/2018 (A)	1,250	1,250
Societe Generale
1.354%, 10/01/2018 (A)	500	508
Standard Chartered MTN
0.914%, 04/17/2018 (A) (B)	1,000	999
Sumitomo Mitsui Banking
0.856%, 01/16/2018 (A)	500	501
0.701%, 01/10/2017 (A)	1,000	1,000
Svenska Handelsbanken
0.735%, 09/23/2016 (A)	700	703
Synchrony Financial
1.875%, 08/15/2017	455	457
1.509%, 02/03/2020 (A)	1,000	1,004
Toronto-Dominion Bank MTN
0.570%, 03/13/2018 (A)	700	700
0.531%, 01/06/2017 (A)	1,100	1,101
UBS MTN
5.875%, 12/20/2017	250	276
1.133%, 06/01/2020 (A)	1,000	998
Unitrin
6.000%, 05/15/2017	110	118
US Bancorp MTN
0.764%, 11/15/2018 (A)	800	804
Ventas Realty
1.550%, 09/26/2016‡	400	402
1.250%, 04/17/2017‡	170	170
Volkswagen Group of America Finance LLC
0.754%, 05/22/2018 (A) (B)	500	500
WEA Finance LLC
1.750%, 09/15/2017 (B)	350	351
Wells Fargo MTN
0.958%, 01/30/2020 (A)	1,000	1,007
Westpac Banking
1.200%, 05/19/2017	500	501
0.884%, 01/17/2019 (A)	550	552

		69,436

Health Care — 0.7%
AbbVie
1.800%, 05/14/2018	650	651
Actavis Funding SCS
1.348%, 03/12/2018 (A)	4,100	4,144
1.300%, 06/15/2017	800	796
Amgen
2.125%, 05/15/2017	800	813

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Becton Dickinson
1.800%, 12/15/2017	$1,000	$1,007
ExamWorks Group
5.625%, 04/15/2023	785	803
Express Scripts Holding
1.250%, 06/02/2017	1,100	1,097
LifePoint Health
5.500%, 12/01/2021	1,225	1,288
Mallinckrodt International Finance
4.875%, 04/15/2020 (B)	557	570
McKesson
1.292%, 03/10/2017	535	536
Medtronic
1.500%, 03/15/2018 (B)	425	426
Mylan
1.350%, 11/29/2016	650	649
Providence Health & Services Obligated Group
1.074%, 10/01/2016 (A)	650	653
Thermo Fisher Scientific
1.300%, 02/01/2017	225	225
Zimmer Holdings
1.450%, 04/01/2017	950	953

		14,611

Industrials — 1.0%
Air Lease
4.500%, 01/15/2016	600	612
2.125%, 01/15/2018	310	308
Bombardier
6.000%, 10/15/2022 (B)	1,818	1,648
Clean Harbors
5.250%, 08/01/2020	900	925
Continential
4.500%, 09/15/2019	625	643
GATX
1.250%, 03/04/2017	345	344
General Electric Capital MTN
1.250%, 05/15/2017	550	553
0.894%, 01/09/2020 (A)	1,000	1,014
0.787%, 01/14/2019 (A)	400	402
International Lease Finance
6.750%, 09/01/2016 (B)	650	687
Manitowoc
5.875%, 10/15/2022	293	317
Nielsen Finance LLC
5.000%, 04/15/2022 (B)	5,000	5,019
Norbord
5.375%, 12/01/2020 (B)	3,409	3,400
Pentair Finance
1.350%, 12/01/2015	80	80
Precision Castparts
0.700%, 12/20/2015	80	80

SEI Institutional Investments Trust / Annual Report / May 31, 2015	101

SCHEDULE OF INVESTMENTS

Opportunistic Income Fund (Continued)

May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Rockwell Collins
0.621%, 12/15/2016 (A)	$400	$400
Sensata Technologies BV
5.000%, 10/01/2025 (B)	1,586	1,601
United Rentals North America
4.625%, 07/15/2023	2,650	2,650

		20,683

Information Technology — 0.6%
Audatex North America
6.125%, 11/01/2023 (B)	3,300	3,432
6.000%, 06/15/2021 (B)	1,600	1,670
Bankrate
6.125%, 08/15/2018 (B)	3,145	3,082
Equinix
5.750%, 01/01/2025	3,535	3,641
Fidelity National Information Services
1.450%, 06/05/2017	295	295
Hewlett-Packard
1.217%, 01/14/2019 (A)	750	750
Hughes Satellite Systems
6.500%, 06/15/2019	250	275
Western Union
2.375%, 12/10/2015	30	30

		13,175

Materials — 0.1%
Glencore Funding LLC
1.445%, 05/27/2016 (A) (B)	400	401
Monsanto
1.150%, 06/30/2017	900	897
Rio Tinto Finance USA
1.111%, 06/17/2016 (A)	400	401

		1,699

Telecommunication Services — 0.5%
AT&T
1.209%, 06/30/2020 (A)	750	755
British Telecommunications
1.625%, 06/28/2016	235	237
1.250%, 02/14/2017	415	415
CommScope
5.500%, 06/15/2024 (B)	1,500	1,494
5.000%, 06/15/2021 (B)	1,000	998
Level 3 Financing
5.125%, 05/01/2023 (B)	1,900	1,905
SoftBank
4.500%, 04/15/2020 (B)	1,751	1,799
Thomson Reuters
1.650%, 09/29/2017	395	396
1.300%, 02/23/2017	400	400

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Verizon Communications
2.021%, 09/14/2018 (A)	$435	$451
1.801%, 09/15/2016 (A)	3,400	3,450

		12,300

Utilities — 0.2%
Dominion Gas Holdings LLC
1.050%, 11/01/2016	750	751
Eversource Energy
1.600%, 01/15/2018	290	292
Exelon
4.900%, 06/15/2015	600	601
RJS Power Holdings LLC
5.125%, 07/15/2019 (B)	3,005	2,982
Southern
1.300%, 08/15/2017	545	545

		5,171

Total Corporate Obligations (Cost $199,277) ($ Thousands)		200,452

MUNICIPAL BONDS — 0.2%
Florida State, Hurricane Catastrophe Fund Finance, Ser A, RB
1.298%, 07/01/2016	345	347
Illinois State, GO
4.050%, 06/01/2015	250	250
Illinois State, Ser B, GO
1.780%, 04/01/2016	1,000	1,002
New Jersey State, Economic Development Authority, Ser 00, RB
1.059%, 03/01/2016	285	286
New Jersey State, Economic Development Authority, Ser Q, RB
1.096%, 06/15/2016	1,100	1,098
New Jersey State, Turnpike Authority, Ser B, RB, AMBAC
4.252%, 01/01/2016	75	76
University of California, Ser Y-1, GO Callable 01/01/2017 @ 100
0.684%, 07/01/2041 (A)	755	755

Total Municipal Bonds (Cost $3,815) ($ Thousands)		3,814

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.2%
FHLB
0.375%, 06/24/2016	2,500	2,500
FNMA
0.500%, 03/30/2016	1,100	1,101

Total U.S. Government Agency Obligations (Cost $3,597) ($ Thousands)		3,601

102	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description	Shares/Face Amount ($ Thousands)	Market Value ($ Thousands)

PREFERRED STOCK — 0.2%
Ally Financial, 7.000% (B)	1,500	$1,515
Public Storage, 5.900%‡	75,000	1,917

Total Preferred Stock (Cost $3,223) ($ Thousands)		3,432

CASH EQUIVALENT — 3.6%
SEI Daily Income Trust, Prime Obligation Fund, Cl A
0.010%*†	78,062,182	78,062

Total Cash Equivalent (Cost $78,062) ($ Thousands)		78,062

REPURCHASE AGREEMENT — 0.1%
BNP Paribas 0.110%, dated 05/29/15, to be repurchased on 06/01/15, repurchase price $3,000,028 (collateralized by U.S. government obligations, 0.000% - 4.500%, 11/05/2015 - 05/01/2045, par value ranging from $100 - $2,095,161; total market value $3,060,093)	$3,000	3,000

Total Repurchase Agreement (Cost $3,000) ($ Thousands)		3,000

Total Investments — 97.2% (Cost $2,101,444) ($ Thousands)		$2,106,360

A list of the open futures contracts held by the Fund at May 31, 2015, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
U.S. 10-Year Treasury Note	(129)	Sep-2015	$(64)
U.S. 2-Year Treasury Note	(135)	Sep-2015	(39)
U.S. 5-Year Treasury Note	1	Sep-2015	—
U.S. 5-Year Treasury Note	(100)	Sep-2015	(27)
U.S. Long Treasury Bond	(1)	Sep-2015	(1)

			$(131)

For the year ended May 31, 2015, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $2,167,478 ($ Thousands).

*	The rate reported is the 7-day effective yield as of May 31, 2015.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of May 31, 2015.

(B)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(C)	Unsettled bank loan. Interest rate not available.

(D)	Security in default on interest payments.

ABS — Asset-Based Security

AMBAC — American Municipal Bond Assurance Corporation

ARM — Adjustable Rate Mortgage

Cl — Class

CLO — Collateralized Loan Obligation

CMO — Collateralized Mortgage Obligation

FDIC — Federal Deposit Insurance Company

FFCB — Federal Farm Credit Bank

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

GO — General Obligation

IO — Interest Only — face amount represents notional amount

LLC — Limited Liability Company

L.P. — Limited Partnership

Ltd. — Limited

MTN — Medium Term Note

NCUA — National Credit Union Association

PLC — Public Limited Company

RB — Revenue Bond

REMIC — Real Estate Mortgage Investment Conduit

Re-REMIC — Resecuritization of Real Estate Mortgage Investment Conduit

Ser — Series

TBA — To Be Announced

The following is a list of the level of inputs used as of May 31, 2015, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3(1)	Total
Mortgage-Backed Securities	$—	$844,584	$3,556	$848,140
Loan Participations	—	486,804	—	486,804
Asset-Backed Securities	—	479,055	—	479,055
Corporate Obligations	—	200,452	—	200,452
Municipal Bonds	—	3,814	—	3,814
U.S. Government Agency Obligations	—	3,601	—	3,601
Preferred Stock	3,432	—	—	3,432
Cash Equivalent	78,062	—	—	78,062
Repurchase Agreement	—	3,000	—	3,000

Total Investments in Securities	$81,494	$2,021,310	$3,556	$2,106,360

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Depreciation	$(131)	$—	$—	$(131)

(1)	A reconciliation of Level 3 investments and disclosures of significant unobservable inputs are presented when the Fund has significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

*	Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended May 31, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2015, there were no transfers between Level 2 and Level 3 assets and liabilities.

Amounts designated as “—” are $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2015	103

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund

May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES — 32.9%

Agency Mortgage-Backed Obligations — 25.7%
FHLMC
11.000%, 02/17/2021	$123	$137
10.000%, 03/17/2026 to 10/01/2030	987	1,100
8.000%, 06/01/2030	3	3
7.500%, 08/01/2030 to 09/01/2038	1,016	1,208
7.000%, 11/01/2015 to 03/01/2039	425	494
6.500%, 06/01/2017 to 09/01/2039	3,610	4,154
6.000%, 04/01/2017 to 08/01/2038	4,731	5,308
5.500%, 09/01/2023 to 12/01/2038	7,388	8,422
5.000%, 04/01/2020 to 07/01/2044	7,800	8,516
4.500%, 05/01/2030 to 06/01/2045	25,096	27,696
4.000%, 10/01/2025 to 06/01/2045	77,530	83,779
3.500%, 12/01/2028 to 03/01/2045	46,395	48,918
2.600%, 07/01/2045	1,582	1,626
2.100%, 10/01/2036 (A)	771	813
FHLMC ARM (A)
3.385%, 07/01/2036	199	207
2.936%, 05/01/2036	252	270
2.898%, 08/01/2044	962	1,000
2.894%, 03/01/2037	180	196
2.828%, 02/01/2037	121	130
2.794%, 12/01/2036	221	240
2.790%, 05/01/2037	1,168	1,250
2.754%, 04/01/2037	86	92

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

2.750%, 05/01/2045	$1,102	$1,136
2.727%, 03/01/2037	414	447
2.695%, 04/01/2037	457	495
2.640%, 05/01/2037	460	492
2.611%, 11/01/2036	130	141
2.565%, 12/01/2036	275	298
2.497%, 05/01/2036	304	322
2.495%, 05/01/2037 to 05/01/2038	542	581
2.490%, 10/01/2036 to 04/01/2037	630	676
2.485%, 02/01/2037	645	687
2.480%, 10/01/2037	450	484
2.477%, 05/01/2037	290	311
2.443%, 09/01/2036	549	590
2.420%, 05/01/2036	221	237
2.385%, 05/01/2037	338	359
2.375%, 01/01/2035 to 11/01/2036	264	282
2.368%, 11/01/2036	255	273
2.365%, 01/01/2037	942	1,010
2.285%, 09/01/2036	90	92
2.280%, 12/01/2036	95	101
2.278%, 06/01/2037	162	174
2.276%, 02/01/2037	79	84
2.260%, 10/01/2036	903	961
2.250%, 11/01/2037	142	151
2.213%, 12/01/2036	495	529
2.139%, 09/01/2036	3,222	3,429
2.137%, 12/01/2036	654	695
2.113%, 08/01/2036	861	914
2.099%, 08/01/2037	945	1,011
2.095%, 10/01/2036	104	110
2.093%, 07/01/2036	415	439
2.000%, 08/01/2036	385	405
1.936%, 05/01/2037	172	181
1.925%, 04/01/2037	225	237
1.855%, 05/01/2037	2,068	2,185
1.607%, 08/01/2037	651	686
FHLMC CMO, Ser 1988-1, Cl Z
9.300%, 04/15/2019	3	3
FHLMC CMO, Ser 1991-1142, Cl IA
7.000%, 10/15/2021	139	154
FHLMC CMO, Ser 1999-2174, Cl PN
6.000%, 07/15/2029	34	39
FHLMC CMO, Ser 2001-2312, Cl Z
6.500%, 05/15/2031	349	403
FHLMC CMO, Ser 2001-2357, Cl ZJ
6.500%, 09/15/2031	61	70
FHLMC CMO, Ser 2002-2399, Cl XG
6.500%, 01/15/2032	115	129

104	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

FHLMC CMO, Ser 2002-2456, Cl CJ
6.500%, 06/15/2032	$193	$224
FHLMC CMO, Ser 2002-2458, Cl ZM
6.500%, 06/15/2032	480	552
FHLMC CMO, Ser 2002-41, Cl 2A
5.909%, 07/25/2032 (A)	546	644
FHLMC CMO, Ser 2002-42, Cl A5
7.500%, 02/25/2042	758	887
FHLMC CMO, Ser 2002-48, Cl 1A
5.581%, 07/25/2033 (A)	42	48
FHLMC CMO, Ser 2003-2551, Cl NS
14.143%, 01/15/2033 (A)	191	252
FHLMC CMO, Ser 2003-2631, Cl SA
14.510%, 06/15/2033 (A)	149	195
FHLMC CMO, Ser 2003-2671, Cl S
14.418%, 09/15/2033 (A)	143	188
FHLMC CMO, Ser 2003-2684, Cl ZN
4.000%, 10/15/2033	309	332
FHLMC CMO, Ser 2003-2725, Cl SC
8.806%, 11/15/2033 (A)	131	149
FHLMC CMO, Ser 2003-54, Cl 2A
6.500%, 02/25/2043	393	466
FHLMC CMO, Ser 2003-54, Cl 3A
7.000%, 02/25/2043	490	601
FHLMC CMO, Ser 2003-57, Cl 1A1
6.500%, 07/25/2043	421	494
FHLMC CMO, Ser 2003-57, Cl 1A2
7.000%, 07/25/2043	544	634
FHLMC CMO, Ser 2003-57, Cl 1A3
7.500%, 07/25/2043	441	531
FHLMC CMO, Ser 2003-58, Cl 4A
7.500%, 09/25/2043	600	717
FHLMC CMO, Ser 2004-2733, Cl ME
5.000%, 01/15/2034	751	839
FHLMC CMO, Ser 2004-59, Cl 1A3
7.500%, 10/25/2043	624	757
FHLMC CMO, Ser 2004-60, Cl 1A2
7.000%, 03/25/2044	482	603
FHLMC CMO, Ser 2004-60, Cl 1A3
7.500%, 03/25/2044	633	778
FHLMC CMO, Ser 2005-2945, Cl SA
11.960%, 03/15/2020 (A)	487	549
FHLMC CMO, Ser 2005-2950, Cl JO, PO
0.000%, 03/15/2020 (B)	62	62

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

FHLMC CMO, Ser 2005-2980, Cl QA
6.000%, 05/15/2035	$248	$274
FHLMC CMO, Ser 2005-2981, Cl FA
0.586%, 05/15/2035 (A)	254	256
FHLMC CMO, Ser 2005-3001, Cl HP
21.258%, 05/15/2035 (A)	76	105
FHLMC CMO, Ser 2005-3006, Cl QS
19.663%, 07/15/2035 (A)	314	396
FHLMC CMO, Ser 2005-3012, Cl GK
23.915%, 06/15/2035 (A)	102	157
FHLMC CMO, Ser 2005-3077, Cl TO, PO
0.000%, 04/15/2035 (B)	196	179
FHLMC CMO, Ser 2006-3100, Cl PO, PO
0.000%, 01/15/2036 (B)	375	343
FHLMC CMO, Ser 2006-3151, Cl PO, PO
0.000%, 05/15/2036 (B)	193	185
FHLMC CMO, Ser 2006-3153, Cl EO, PO
0.000%, 05/15/2036 (B)	262	254
FHLMC CMO, Ser 2006-3164, Cl MG
6.000%, 06/15/2036	279	318
FHLMC CMO, Ser 2006-3202, Cl HI, IO
6.464%, 08/15/2036 (A)	455	78
FHLMC CMO, Ser 2006-3217, Cl CX, IO
6.404%, 09/15/2036 (A)	218	33
FHLMC CMO, Ser 2007-3262, Cl SG, IO
6.214%, 01/15/2037 (A)	188	24
FHLMC CMO, Ser 2007-3316, Cl JO, PO
0.000%, 05/15/2037 (B)	44	40
FHLMC CMO, Ser 2007-3345, Cl FP
0.386%, 11/15/2036 (A)	14	14
FHLMC CMO, Ser 2007-3345, Cl PF
0.366%, 05/15/2036 (A)	16	16
FHLMC CMO, Ser 2007-3346, Cl FA
0.416%, 02/15/2019 (A)	1,849	1,850
FHLMC CMO, Ser 2007-3373, Cl TO, PO
0.000%, 04/15/2037 (B)	78	76

SEI Institutional Investments Trust / Annual Report / May 31, 2015	105

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

FHLMC CMO, Ser 2007-3383, Cl SA, IO
6.264%, 11/15/2037 (A)	$260	$39
FHLMC CMO, Ser 2007-3385, Cl SN, IO
5.814%, 11/15/2037 (A)	259	35
FHLMC CMO, Ser 2007-3387, Cl SA, IO
6.234%, 11/15/2037 (A)	244	35
FHLMC CMO, Ser 2008-3422, Cl SE
16.986%, 02/15/2038 (A)	53	71
FHLMC CMO, Ser 2008-3451, Cl SA, IO
5.864%, 05/15/2038 (A)	210	29
FHLMC CMO, Ser 2008-3451, Cl SB, IO
5.844%, 05/15/2038 (A)	1,107	131
FHLMC CMO, Ser 2008-3455, Cl SE, IO
6.014%, 06/15/2038 (A)	1,253	187
FHLMC CMO, Ser 2008-3461, Cl LZ
6.000%, 06/15/2038	157	174
FHLMC CMO, Ser 2009-3510, Cl OD, PO
0.000%, 02/15/2037 (B)	320	303
FHLMC CMO, Ser 2009-3523, Cl SD
19.152%, 06/15/2036 (A)	143	196
FHLMC CMO, Ser 2009-3546, Cl A
1.937%, 02/15/2039 (A)	189	190
FHLMC CMO, Ser 2009-3604, Cl PO, PO
0.000%, 05/15/2036 (B)	262	255
FHLMC CMO, Ser 2009-3607, Cl AO, PO
0.000%, 04/15/2036 (B)	235	220
FHLMC CMO, Ser 2009-3607, Cl BO, PO
0.000%, 04/15/2036 (B)	168	157
FHLMC CMO, Ser 2009-3607, Cl TO, PO
0.000%, 10/15/2039 (B)	336	304
FHLMC CMO, Ser 2009-3608, Cl SC, IO
6.064%, 12/15/2039 (A)	646	67
FHLMC CMO, Ser 2009-3611, Cl PO, PO
0.000%, 07/15/2034 (B)	154	135
FHLMC CMO, Ser 2010-3621, Cl BO, PO
0.000%, 01/15/2040 (B)	212	201

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

FHLMC CMO, Ser 2010-3621, Cl SB, IO
6.044%, 01/15/2040 (A)	$276	$47
FHLMC CMO, Ser 2010-3632, Cl BS
16.881%, 02/15/2040 (A)	400	602
FHLMC CMO, Ser 2010-3664, Cl DA
4.000%, 11/15/2037	893	944
FHLMC CMO, Ser 2010-3688, Cl NI, IO
5.000%, 04/15/2032	977	72
FHLMC CMO, Ser 2010-3714, Cl IP, IO
5.000%, 08/15/2040	987	116
FHLMC CMO, Ser 2010-3739, Cl LI, IO
4.000%, 03/15/2034	870	31
FHLMC CMO, Ser 2010-3740, Cl SC, IO
5.814%, 10/15/2040 (A)	993	178
FHLMC CMO, Ser 2010-3756, Cl IP, IO
4.000%, 08/15/2035	174	1
FHLMC CMO, Ser 2010-3759, Cl HI, IO
4.000%, 08/15/2037	955	74
FHLMC CMO, Ser 2010-3760, Cl GI, IO
4.000%, 10/15/2037	591	34
FHLMC CMO, Ser 2011-3800, Cl AI, IO
4.000%, 11/15/2029	1,054	82
FHLMC CMO, Ser 2011-3802, Cl LS, IO
1.769%, 01/15/2040 (A)	1,744	163
FHLMC CMO, Ser 2011-3852, Cl QN
5.500%, 05/15/2041 (A)	455	498
FHLMC CMO, Ser 2011-3866, Cl SA, IO
5.764%, 05/15/2041 (A)	1,785	296
FHLMC CMO, Ser 2011-3876, Cl NB
5.000%, 08/15/2038	1,357	1,461
FHLMC CMO, Ser 2011-3895, Cl WA
5.708%, 10/15/2038 (A)	222	251
FHLMC CMO, Ser 2012-3997, Cl SK, IO
6.414%, 11/15/2041 (A)	2,018	396
FHLMC CMO, Ser 2012-4030, Cl HS, IO
6.424%, 04/15/2042 (A)	171	33

106	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

FHLMC CMO, Ser 2012-4048, Cl FJ
0.579%, 07/15/2037 (A)	$1,174	$1,172
FHLMC CMO, Ser 2012-4076, Cl SW, IO
5.864%, 07/15/2042 (A)	316	64
FHLMC CMO, Ser 2012-4092, Cl AI, IO
3.000%, 09/15/2031	3,034	373
FHLMC CMO, Ser 2012-4097, Cl ST, IO
5.864%, 08/15/2042 (A)	383	78
FHLMC CMO, Ser 2012-4102, Cl TC
2.500%, 09/15/2041	5,755	5,903
FHLMC CMO, Ser 2012-4119, Cl IN, IO
3.500%, 10/15/2032	1,272	177
FHLMC CMO, Ser 2012-4136, Cl SE, IO
5.964%, 11/15/2042 (A)	315	71
FHLMC CMO, Ser 2012-4136, Cl SJ, IO
5.964%, 11/15/2042 (A)	332	86
FHLMC CMO, Ser 2012-4136, Cl SQ, IO
5.964%, 11/15/2042 (A)	482	108
FHLMC CMO, Ser 2012-4139, Cl SB, IO
5.964%, 12/15/2042 (A)	939	227
FHLMC CMO, Ser 2013-4161, Cl BA
2.500%, 12/15/2041	12,434	12,510
FHLMC CMO, Ser 2013-4194, Cl BI, IO
3.500%, 04/15/2043	810	131
FHLMC CMO, Ser 2013-4206, Cl CZ
3.000%, 05/15/2043	743	674
FHLMC CMO, Ser 2013-4210, Cl Z
3.000%, 05/15/2043	1,456	1,354
FHLMC CMO, Ser 2013-4226, Cl GZ
3.000%, 07/15/2043	951	898
FHLMC CMO, Ser 2013-4227, Cl AB
3.500%, 10/15/2037	2,757	2,934
FHLMC CMO, Ser 2013-4227, Cl VA
3.500%, 10/15/2037	1,300	1,357
FHLMC CMO, Ser 2015-342, Cl 300
3.000%, 02/15/2045	9,277	9,401
FHLMC CMO, Ser 2015-4425, Cl A
4.000%, 09/15/2040	2,772	2,927

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

FHLMC CMO, Ser 2015-4430, Cl A
4.000%, 04/15/2041	$4,166	$4,434
FHLMC CMO, Ser 2015-4462, Cl DA
4.000%, 04/15/2040	612	661
FHLMC GNMA CMO, Ser 1993-21, Cl L
6.250%, 10/25/2023	348	385
FHLMC Multifamily Structured Pass-Through Certificates CMO, Ser 2011-K010, Cl A1
3.320%, 07/25/2020	49	51
FHLMC Multifamily Structured Pass-Through Certificates CMO, Ser K007, Cl X1, IO
1.174%, 04/25/2020 (A)	10,487	448
FHLMC Multifamily Structured Pass-Through Certificates CMO, Ser K015, Cl X1, IO
1.648%, 07/25/2021 (A)	3,076	256
FHLMC Multifamily Structured Pass-Through Certificates CMO, Ser K016, Cl X1, IO
1.560%, 10/25/2021 (A)	532	43
FHLMC Multifamily Structured Pass-Through Certificates, Ser K044, Cl A2
2.811%, 01/25/2025	1,780	1,807
FHLMC Multifamily Structured Pass-Through Certificates, Ser KF05, Cl A
0.523%, 09/25/2021 (A)	9,401	9,407
FHLMC Multifamily Structured Pass-Through Certificates, Ser KSCT, Cl A2
4.285%, 01/25/2020	2,080	2,304
FHLMC Reference REMIC CMO, Ser 2006-R007, Cl ZA
6.000%, 05/15/2036	1,046	1,190
FHLMC STRIP CMO, Ser 2012-271, Cl 30
3.000%, 08/15/2042	1,498	1,518
FHLMC STRIP CMO, Ser 2013-300, Cl 300
3.000%, 01/15/2043	6,153	6,235
FHLMC STRIPS CMO, Ser 2006-239, Cl S30, IO
7.514%, 08/15/2036 (A)	615	119
FHLMC STRIPS CMO, Ser 2010-3747, Cl HI, IO
4.500%, 07/15/2037	1,618	119
FHLMC STRIPS CMO, Ser 2013-310, Cl PO, PO
0.000%, 09/15/2043 (B)	926	733

SEI Institutional Investments Trust / Annual Report / May 31, 2015	107

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

FHLMC TBA
3.500%, 07/15/2041 to 08/25/2041	$20,500	$21,296
2.500%, 06/15/2027	8,100	8,274
FNMA
8.000%, 06/01/2015 to 11/01/2037	155	177
7.500%, 06/01/2030 to 04/01/2039	1,253	1,518
7.000%, 12/01/2015 to 02/01/2039	3,170	3,697
6.500%, 05/01/2017 to 07/01/2039	8,364	9,683
6.000%, 06/01/2016 to 11/01/2048	9,752	11,134
5.500%, 06/01/2020 to 08/01/2041	46,427	52,300
5.000%, 02/01/2020 to 07/01/2045	28,227	31,917
4.685%, 02/01/2020	546	608
4.666%, 07/01/2020	673	748
4.540%, 01/01/2020 to 05/01/2021	2,867	3,199
4.500%, 07/01/2020 to 03/01/2045	58,928	64,613
4.338%, 11/01/2021	5,896	6,548
4.317%, 07/01/2021	1,232	1,371
4.300%, 07/01/2021	5,317	5,917
4.250%, 04/01/2021	2,000	2,224
4.120%, 04/01/2020	1,121	1,227
4.060%, 07/01/2021	2,240	2,467
4.050%, 01/01/2021	1,430	1,564
4.040%, 10/01/2020	2,120	2,324
4.000%, 04/01/2019 to 06/01/2045	115,937	125,265
3.980%, 08/01/2021	4,603	5,050
3.975%, 11/01/2020	764	834
3.940%, 07/01/2021	1,500	1,651
3.930%, 01/01/2021	982	1,076
3.740%, 07/01/2020	1,323	1,432
3.630%, 01/01/2018	2,000	2,115
3.615%, 12/01/2020	3,697	4,000
3.583%, 09/01/2020	6,511	7,006
3.500%, 12/01/2029 to 05/01/2043	45,526	48,041
3.290%, 10/01/2020 to 08/01/2026	3,474	3,662
3.230%, 11/01/2020	1,438	1,526
3.000%, 03/01/2033 to 09/01/2042	29,959	30,630
2.830%, 06/01/2022	2,572	2,668
2.820%, 06/01/2022	2,925	3,033
2.646%, 10/01/2022	7,592	7,813

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

2.500%, 10/01/2042	$5,141	$5,034
2.380%, 12/01/2022	1,985	1,999
FNMA ARM (A)
6.230%, 08/01/2036	88	95
5.931%, 05/01/2037	21	23
5.346%, 12/01/2035	65	69
4.365%, 04/01/2040	1,174	1,265
2.754%, 02/01/2045	1,629	1,684
2.741%, 01/01/2045	1,449	1,497
2.726%, 01/01/2045	2,681	2,771
2.668%, 11/01/2036	317	338
2.581%, 03/01/2045	480	493
2.575%, 10/01/2036	1,410	1,517
2.498%, 09/01/2037	14	15
2.479%, 05/01/2036	128	136
2.461%, 11/01/2036	460	490
2.447%, 03/01/2037	1,687	1,792
2.446%, 06/01/2036	508	549
2.411%, 12/01/2036	546	583
2.405%, 02/01/2037	578	615
2.364%, 04/01/2037	447	480
2.346%, 06/01/2036	550	595
2.308%, 09/01/2037	312	337
2.278%, 09/01/2036	354	377
2.277%, 06/01/2036	292	311
2.270%, 07/01/2036	386	411
2.257%, 11/01/2037	248	265
2.247%, 07/01/2037	484	515
2.244%, 08/01/2036	266	284
2.163%, 10/01/2036	299	320
2.141%, 09/01/2036	182	194
1.818%, 01/01/2037	423	445
1.809%, 02/01/2037	252	265
1.780%, 09/01/2036	245	257
1.748%, 05/01/2037	1,194	1,263
1.712%, 07/01/2037	229	240
FNMA CMO, Ser 1991-113, Cl ZE
7.500%, 09/25/2021	97	108
FNMA CMO, Ser 1992-143, Cl M
8.000%, 09/25/2022	250	281
FNMA CMO, Ser 1992-41, Cl MA
8.000%, 08/25/2022	327	365
FNMA CMO, Ser 1992-69, Cl Z
8.000%, 05/25/2022	223	253
FNMA CMO, Ser 1992-96, Cl B, PO
0.000%, 05/25/2022 (B)	—	—
FNMA CMO, Ser 1993-149, Cl SH
11.500%, 08/25/2023 (A)	99	129
FNMA CMO, Ser 1993-75, Cl ZQ
6.500%, 05/25/2023	469	523
FNMA CMO, Ser 1993-99, Cl Z
7.000%, 07/25/2023	491	542
FNMA CMO, Ser 1994-31, Cl ZC
6.500%, 02/25/2024	412	474

108	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

FNMA CMO, Ser 1994-63, Cl PK
7.000%, 04/25/2024	$362	$412
FNMA CMO, Ser 1997-32, Cl PG
6.500%, 04/25/2027	284	327
FNMA CMO, Ser 1999-11, Cl Z
5.500%, 03/25/2029	286	321
FNMA CMO, Ser 2000-18, Cl EC, PO
0.000%, 10/25/2023 (B)	111	110
FNMA CMO, Ser 2001-50, Cl BA
7.000%, 10/25/2041	388	451
FNMA CMO, Ser 2001-52, Cl YZ
6.500%, 10/25/2031	36	41
FNMA CMO, Ser 2001-79, Cl BA
7.000%, 03/25/2045	321	377
FNMA CMO, Ser 2002-10, Cl SB
18.757%, 03/25/2017 (A)	16	18
FNMA CMO, Ser 2002-33, Cl A2
7.500%, 06/25/2032	459	552
FNMA CMO, Ser 2002-90, Cl A1
6.500%, 06/25/2042	559	641
FNMA CMO, Ser 2002-95, Cl DB
6.000%, 01/25/2033	1,658	1,923
FNMA CMO, Ser 2003-124, Cl TS
9.800%, 01/25/2034 (A)	22	26
FNMA CMO, Ser 2003-131, Cl SK
15.831%, 01/25/2034 (A)	204	269
FNMA CMO, Ser 2003-35, Cl EA, PO
0.000%, 05/25/2033 (B)	106	99
FNMA CMO, Ser 2004-46, Cl EP, PO
0.000%, 03/25/2034 (B)	243	239
FNMA CMO, Ser 2004-52, Cl PX, PO
0.000%, 09/25/2032 (B)	5	5
FNMA CMO, Ser 2004-61, Cl BO, PO
0.000%, 10/25/2032 (B)	43	43
FNMA CMO, Ser 2004-61, Cl FH
0.985%, 11/25/2032 (A)	544	558
FNMA CMO, Ser 2005-106, Cl US
23.889%, 11/25/2035 (A)	461	709
FNMA CMO, Ser 2005-29, Cl ZA
5.500%, 04/25/2035	768	808
FNMA CMO, Ser 2005-5, Cl PA
5.000%, 01/25/2035	498	548
FNMA CMO, Ser 2005-72, Cl SB
16.413%, 08/25/2035 (A)	134	181
FNMA CMO, Ser 2005-74, Cl CS
19.512%, 05/25/2035 (A)	252	350
FNMA CMO, Ser 2005-74, Cl SK
19.622%, 05/25/2035 (A)	193	268

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

FNMA CMO, Ser 2005-90, Cl ES
16.413%, 10/25/2035 (A)	$174	$229
FNMA CMO, Ser 2005-90, Cl PO, PO
0.000%, 09/25/2035 (B)	115	113
FNMA CMO, Ser 2006-104, Cl IC, IO
6.415%, 11/25/2036 (A)	1,190	271
FNMA CMO, Ser 2006-104, Cl MI, IO
6.565%, 11/25/2036 (A)	2,654	425
FNMA CMO, Ser 2006-117, Cl GS, IO
6.465%, 12/25/2036 (A)	182	33
FNMA CMO, Ser 2006-118, Cl A2
0.242%, 12/25/2036 (A)	483	482
FNMA CMO, Ser 2006-125, Cl SM, IO
7.015%, 01/25/2037 (A)	1,136	193
FNMA CMO, Ser 2006-15, Cl OP, PO
0.000%, 03/25/2036 (B)	207	194

FNMA CMO, Ser 2006-27, Cl OH, PO
0.000%, 04/25/2036 (B)	193	181
FNMA CMO, Ser 2006-3, Cl DO, PO
0.000%, 03/25/2036 (B)	227	221
FNMA CMO, Ser 2006-33, Cl LS
29.319%, 05/25/2036 (A)	166	309
FNMA CMO, Ser 2006-44, Cl P, PO
0.000%, 12/25/2033 (B)	102	89
FNMA CMO, Ser 2006-46, Cl SW
23.522%, 06/25/2036 (A)	148	201
FNMA CMO, Ser 2006-51, Cl SP, IO
6.465%, 03/25/2036 (A)	212	34
FNMA CMO, Ser 2006-56, Cl CA
6.000%, 07/25/2036	370	427
FNMA CMO, Ser 2006-60, Cl DO, PO
0.000%, 04/25/2035 (B)	190	184
FNMA CMO, Ser 2006-60, Cl UO, PO
0.000%, 07/25/2036 (B)	505	451
FNMA CMO, Ser 2006-78, Cl BZ
6.500%, 08/25/2036	257	295

SEI Institutional Investments Trust / Annual Report / May 31, 2015	109

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

FNMA CMO, Ser 2006-94, Cl GI, IO
6.465%, 10/25/2026 (A)	$591	$77
FNMA CMO, Ser 2007-100, Cl SM, IO
6.265%, 10/25/2037 (A)	662	101
FNMA CMO, Ser 2007-101, Cl A2
0.463%, 06/27/2036 (A)	800	787
FNMA CMO, Ser 2007-112, Cl SA, IO
6.265%, 12/25/2037 (A)	599	99
FNMA CMO, Ser 2007-116, Cl HI, IO
1.505%, 01/25/2038 (A)	1,051	72
FNMA CMO, Ser 2007-29, Cl SG
22.051%, 04/25/2037 (A)	119	166
FNMA CMO, Ser 2007-43, Cl FL
0.485%, 05/25/2037 (A)	88	88
FNMA CMO, Ser 2007-53, Cl SH, IO
5.915%, 06/25/2037 (A)	422	57
FNMA CMO, Ser 2007-54, Cl FA
0.585%, 06/25/2037 (A)	354	357
FNMA CMO, Ser 2007-60, Cl AX, IO
6.965%, 07/25/2037 (A)	913	155
FNMA CMO, Ser 2007-64, Cl FA
0.655%, 07/25/2037 (A)	36	36
FNMA CMO, Ser 2007-65, Cl KI, IO
6.435%, 07/25/2037 (A)	434	62
FNMA CMO, Ser 2007-68, Cl SC, IO
6.515%, 07/25/2037 (A)	579	112
FNMA CMO, Ser 2007-72, Cl EK, IO
6.215%, 07/25/2037 (A)	580	88
FNMA CMO, Ser 2007-79, Cl SB
23.339%, 08/25/2037 (A)	63	93
FNMA CMO, Ser 2007-85, Cl SG
15.788%, 09/25/2037 (A)	136	178
FNMA CMO, Ser 2007-92, Cl YS, IO
5.595%, 06/25/2037 (A)	528	54
FNMA CMO, Ser 2008-1, Cl BI, IO
5.725%, 02/25/2038 (A)	538	67
FNMA CMO, Ser 2008-20, Cl SA, IO
6.805%, 03/25/2038 (A)	337	49
FNMA CMO, Ser 2008-22, Cl SI, IO
6.245%, 03/25/2037 (A)	5,751	434

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

FNMA CMO, Ser 2008-24, Cl NA
6.750%, 06/25/2037	$113	$125
FNMA CMO, Ser 2008-24, Cl PF
0.835%, 02/25/2038 (A)	353	358

FNMA CMO, Ser 2008-32, Cl SA, IO
6.665%, 04/25/2038 (A)	167	25
FNMA CMO, Ser 2008-35, Cl IM, IO
0.642%, 10/25/2016 (A)	402	3
FNMA CMO, Ser 2008-4, Cl SD, IO
5.815%, 02/25/2038 (A)	1,416	188
FNMA CMO, Ser 2009-103, Cl MB
2.358%, 12/25/2039 (A)	480	501
FNMA CMO, Ser 2009-17, Cl QS, IO
6.465%, 03/25/2039 (A)	248	39
FNMA CMO, Ser 2009-52, Cl PI, IO
5.000%, 07/25/2039	378	56
FNMA CMO, Ser 2009-70, Cl CO, PO
0.000%, 01/25/2037 (B)	655	594
FNMA CMO, Ser 2009-84, Cl WS, IO
5.715%, 10/25/2039 (A)	253	33
FNMA CMO, Ser 2009-86, Cl BO, PO
0.000%, 03/25/2037 (B)	4,086	4,010
FNMA CMO, Ser 2009-86, Cl IP, IO
5.500%, 10/25/2039	218	40
FNMA CMO, Ser 2009-86, Cl OT, PO
0.000%, 10/25/2037 (B)	485	442
FNMA CMO, Ser 2009-99, Cl SC, IO
5.995%, 12/25/2039 (A)	342	43
FNMA CMO, Ser 2010-1, Cl WA
6.188%, 02/25/2040 (A)	362	411
FNMA CMO, Ser 2010-100, Cl SD, IO
6.395%, 09/25/2040 (A)	2,220	434
FNMA CMO, Ser 2010-123, Cl PM
4.000%, 07/25/2040	3,600	3,909
FNMA CMO, Ser 2010-142, Cl SM, IO
6.345%, 12/25/2040 (A)	830	132
FNMA CMO, Ser 2010-150, Cl SK, IO
6.345%, 01/25/2041 (A)	1,584	292
FNMA CMO, Ser 2010-16, Cl WA
6.445%, 03/25/2040 (A)	455	514

110	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

FNMA CMO, Ser 2010-23, Cl KS, IO
6.915%, 02/25/2040 (A)	$438	$57
FNMA CMO, Ser 2010-27, Cl AS, IO
6.295%, 04/25/2040 (A)	2,033	310
FNMA CMO, Ser 2010-35, Cl SB, IO
6.235%, 04/25/2040 (A)	470	84
FNMA CMO, Ser 2010-39, Cl OT, PO
0.000%, 10/25/2035 (B)	223	210
FNMA CMO, Ser 2010-68, Cl SA, IO
4.815%, 07/25/2040 (A)	2,021	302
FNMA CMO, Ser 2011-2, Cl WA
5.817%, 02/25/2051 (A)	311	343
FNMA CMO, Ser 2011-30, Cl LS, IO
1.833%, 04/25/2041 (A)	1,292	91
FNMA CMO, Ser 2011-43, Cl WA
5.852%, 05/25/2051 (A)	620	683
FNMA CMO, Ser 2011-53, Cl TN
4.000%, 06/25/2041	2,566	2,768
FNMA CMO, Ser 2011-75, Cl FA
0.735%, 08/25/2041 (A)	353	358
FNMA CMO, Ser 2011-90, Cl AS, IO
6.215%, 09/25/2041 (A)	1,929	368
FNMA CMO, Ser 2011-90, Cl QI, IO
5.000%, 05/25/2034	2,831	320
FNMA CMO, Ser 2011-96, Cl SA, IO
6.365%, 10/25/2041 (A)	3,469	612
FNMA CMO, Ser 2012-112, Cl DA
3.000%, 10/25/2042	8,471	8,582
FNMA CMO, Ser 2012-128, Cl SL, IO
5.965%, 11/25/2042 (A)	754	186
FNMA CMO, Ser 2012-128, Cl SQ, IO
5.965%, 11/25/2042 (A)	1,014	252
FNMA CMO, Ser 2012-133, Cl CS, IO
5.965%, 12/25/2042 (A)	1,918	391
FNMA CMO, Ser 2012-133, Cl SA, IO
5.965%, 12/25/2042 (A)	333	86
FNMA CMO, Ser 2012-134, Cl LC
3.000%, 12/25/2042	1,830	1,867
FNMA CMO, Ser 2012-134, Cl MS, IO
5.965%, 12/25/2042 (A)	932	185

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

FNMA CMO, Ser 2012-139, Cl DI, IO
3.000%, 12/25/2027	$1,988	$208
FNMA CMO, Ser 2012-28, Cl B
6.500%, 06/25/2039	130	145
FNMA CMO, Ser 2012-46, Cl BA
6.000%, 05/25/2042	1,624	1,857
FNMA CMO, Ser 2012-70, Cl HS, IO
5.815%, 07/25/2042 (A)	7,035	1,542
FNMA CMO, Ser 2012-70, Cl YS, IO
6.465%, 02/25/2041 (A)	628	127
FNMA CMO, Ser 2012-74, Cl OA, PO
0.000%, 03/25/2042 (B)	117	113
FNMA CMO, Ser 2012-74, Cl SA, IO
6.465%, 03/25/2042 (A)	1,695	310
FNMA CMO, Ser 2012-75, Cl AO, PO
0.000%, 03/25/2042 (B)	234	226
FNMA CMO, Ser 2012-75, Cl NS, IO
6.415%, 07/25/2042 (A)	665	136
FNMA CMO, Ser 2012-93, Cl IB, IO
3.000%, 09/25/2027	7,766	879
FNMA CMO, Ser 2012-93, Cl SG, IO
5.915%, 09/25/2042 (A)	1,004	204
FNMA CMO, Ser 2012-M12, Cl 1A
2.841%, 08/25/2022 (A)	7,970	8,269
FNMA CMO, Ser 2012-M14, Cl X1, IO
4.202%, 02/25/2017 (A)	7,626	397
FNMA CMO, Ser 2013-101, Cl BO, PO
0.000%, 10/25/2043 (B)	2,025	1,598
FNMA CMO, Ser 2013-101, Cl CO, PO
0.000%, 10/25/2043 (B)	4,591	3,635
FNMA CMO, Ser 2013-101, Cl DO, PO
0.000%, 10/25/2043 (B)	1,094	866
FNMA CMO, Ser 2013-128, Cl PO, PO
0.000%, 12/25/2043 (B)	1,351	1,090
FNMA CMO, Ser 2013-133, Cl AB
4.000%, 06/25/2039	1,635	1,760
FNMA CMO, Ser 2013-19, Cl US, IO
5.965%, 03/25/2043 (A)	3,171	837

SEI Institutional Investments Trust / Annual Report / May 31, 2015	111

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

FNMA CMO, Ser 2013-26, Cl HI, IO
3.000%, 04/25/2032	$1,943	$221
FNMA CMO, Ser 2013-67, Cl KS, IO
5.915%, 07/25/2043 (A)	949	235
FNMA CMO, Ser 2013-9, Cl BC
6.500%, 07/25/2042	3,544	4,068
FNMA CMO, Ser 2013-9, Cl CB
5.500%, 04/25/2042	3,656	4,131
FNMA CMO, Ser 2013-92, Cl PO, PO
0.000%, 09/25/2043 (B)	909	725
FNMA CMO, Ser 2013-94, Cl HA
4.000%, 01/25/2040	751	811
FNMA CMO, Ser 2014-9, Cl A
4.000%, 05/25/2037	1,761	1,893
FNMA CMO, Ser 2014-M12, Cl FA
0.478%, 10/25/2021 (A)	5,762	5,774
FNMA CMO, Ser 2014-M3, Cl X2, IO
0.129%, 01/25/2024 (A)	68,348	560
FNMA CMO, Ser 2014-M8, Cl FA
0.442%, 05/25/2018 (A)	5,578	5,585
FNMA Grantor Trust CMO, Ser 2000-T6, Cl A1
7.500%, 06/25/2030	682	787
FNMA Grantor Trust CMO, Ser 2002-T19, Cl A2
7.000%, 07/25/2042	479	552
FNMA Grantor Trust CMO, Ser 2004-T3, Cl 1A3
7.000%, 02/25/2044	527	608
FNMA Interest STRIPS CMO, Ser 1997-293, Cl 1, PO
0.000%, 12/01/2024 (B)	233	231
FNMA Interest STRIPS CMO, Ser 1998-300, Cl 1, PO
0.000%, 09/01/2024 (B)	145	143
FNMA Interest STRIPS CMO, Ser 2002-323, Cl 16, IO
7.000%, 01/25/2032	376	77
FNMA Interest STRIPS CMO, Ser 2003-334, Cl 16, IO
6.500%, 02/01/2033	547	117
FNMA Interest STRIPS CMO, Ser 2012-409, Cl C1, IO
3.000%, 11/25/2026	4,323	384
FNMA Interest STRIPS CMO, Ser 2012-409, Cl C2, IO
3.000%, 04/25/2027	3,008	341
FNMA Interest STRIPS CMO, Ser 2012-409, Cl C13, IO
3.500%, 11/25/2041	1,762	337

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

FNMA Interest STRIPS CMO, Ser 2012-409, Cl C17, IO
4.000%, 11/25/2041	$2,143	$431
FNMA Interest STRIPS CMO, Ser 2012-409, Cl C22, IO
4.500%, 11/25/2039	2,410	426
FNMA Interest STRIPS CMO, Ser 2012-411, Cl A3
3.000%, 08/25/2042	1,069	1,084
FNMA Multifamily Megas, Ser 138, Cl 1
2.800%, 06/25/2025 (A)	3,740	3,757
FNMA Multifamily Megas, Ser 141, Cl 1
2.967%, 05/01/2027 (A)	5,000	5,079
FNMA REMIC Trust CMO, Ser 2007-W7, Cl 1A4
38.072%, 07/25/2037 (A)	18	29
FNMA TBA
5.000%, 07/15/2038	1,900	2,110
4.500%, 07/01/2037 to 06/25/2045	13,715	14,906
4.000%, 06/01/2039 to 07/25/2045	71,670	76,379
3.500%, 06/15/2026 to 07/25/2045	84,210	87,902
3.000%, 06/25/2030 to 07/25/2045	57,360	58,715
2.500%, 07/01/2027 to 06/25/2030	15,935	16,276
FNMA Whole Loan CMO, Ser 2003-W17, Cl 1A7
5.750%, 08/25/2033	927	1,011
FNMA Whole Loan CMO, Ser 2003-W2, Cl 2A9
5.900%, 07/25/2042	908	1,024
FNMA Whole Loan CMO, Ser 2003-W6, Cl 3A
6.500%, 09/25/2042	345	398
FNMA Whole Loan CMO, Ser 2003-W8, Cl 2A
7.000%, 10/25/2042	291	339
FNMA Whole Loan CMO, Ser 2004-W1, Cl 2A2
7.000%, 12/25/2033	556	654
FNMA Whole Loan CMO, Ser 2004-W10, Cl A6
5.750%, 08/25/2034	2,000	2,269
FNMA Whole Loan CMO, Ser 2004-W2, Cl 2A2
7.000%, 02/25/2044	482	565
FNMA Whole Loan CMO, Ser 2004-W9, Cl 2A1
6.500%, 02/25/2044	455	515

112	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

FNMA Whole Loan CMO, Ser 2006-W1, Cl 1A3
7.500%, 12/25/2045	$201	$236
FNMA Whole Loan CMO, Ser 2006-W2, Cl 1AF1
0.405%, 02/25/2036 (A)	308	308
FNMA Whole Loan CMO, Ser 2007-W1, Cl 1AF1
0.445%, 11/25/2046 (A)	624	625
FNMA Whole Loan CMO, Ser 2009-W1, Cl A
6.000%, 12/25/2049	918	1,064
FNMA, Ser M8, Cl A2
2.900%, 01/25/2025	950	969
FNMA, Ser M8, Cl AB2
2.829%, 01/25/2025	1,030	1,040
FNMA, Ser M8, Cl X2
0.285%, 01/25/2025 (A)	90,199	1,314
GNMA
9.500%, 12/15/2020	2	3
7.000%, 12/20/2017 to 05/15/2033	1,219	1,383
6.500%, 01/15/2024 to 07/15/2035	2,617	3,020
6.000%, 12/15/2023 to 10/20/2040	9,734	11,283
5.000%, 07/20/2040 to 12/20/2044	2,575	2,894
4.500%, 01/20/2040 to 05/20/2045	16,080	17,670
4.000%, 04/15/2045 to 05/20/2045	1,162	1,266
3.500%, 04/20/2045 to 05/20/2045	14,249	14,985
3.000%, 04/15/2045	5,161	5,310
2.510%, 08/01/2045	544	556
GNMA ARM
1.750%, 03/20/2032 to 03/20/2034 (A)	201	209
1.660%, 01/20/2060 (A)	1,186	1,224
1.625%, 04/20/2028 to 07/20/2034 (A)	319	332
GNMA CMO, Ser 2001-22, Cl PS
20.531%, 03/17/2031 (A)	409	653
GNMA CMO, Ser 2002-57, Cl SB
109.750%, 08/16/2032	47	211
GNMA CMO, Ser 2003-60, Cl GS
12.111%, 05/16/2033 (A)	51	63
GNMA CMO, Ser 2003-97, Cl SA, IO
6.367%, 11/16/2033 (A)	312	67
GNMA CMO, Ser 2004-28, Cl SV
8.819%, 04/20/2034 (A)	343	368

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

GNMA CMO, Ser 2004-34, Cl CS
19.449%, 02/20/2034 (A)	$31	$45
GNMA CMO, Ser 2004-71, Cl ST
7.000%, 09/20/2034 (A)	138	161
GNMA CMO, Ser 2004-85, Cl PO, PO
0.000%, 01/17/2033 (B)	12	12
GNMA CMO, Ser 2004-87, Cl SB
7.462%, 03/17/2033 (A)	84	92
GNMA CMO, Ser 2004-93, Cl PC
5.000%, 04/16/2034	54	57
GNMA CMO, Ser 2005-3, Cl SB, IO
5.920%, 01/20/2035 (A)	603	96
GNMA CMO, Ser 2005-7, Cl JM
16.317%, 05/18/2034 (A)	47	54
GNMA CMO, Ser 2005-92, Cl PB
6.000%, 12/20/2035	1,000	1,162
GNMA CMO, Ser 2006-16, Cl GS, IO
6.810%, 04/20/2036 (A)	1,128	208
GNMA CMO, Ser 2006-34, Cl PO, PO
0.000%, 07/20/2036 (B)	54	52
GNMA CMO, Ser 2006-38, Cl SG, IO
6.469%, 09/20/2033 (A)	76	1
GNMA CMO, Ser 2006-38, Cl SW, IO
6.320%, 06/20/2036 (A)	420	46
GNMA CMO, Ser 2007-17, Cl AF
0.383%, 04/16/2037 (A)	434	435
GNMA CMO, Ser 2007-26, Cl SW, IO
6.019%, 05/20/2037 (A)	866	129
GNMA CMO, Ser 2007-27, Cl SD, IO
6.019%, 05/20/2037 (A)	352	49
GNMA CMO, Ser 2007-42, Cl SB, IO
6.569%, 07/20/2037 (A)	507	92
GNMA CMO, Ser 2007-72, Cl US, IO
6.366%, 11/20/2037 (A)	329	51
GNMA CMO, Ser 2007-78, Cl SA, IO
6.347%, 12/16/2037 (A)	5,946	1,027
GNMA CMO, Ser 2007-81, Cl SP, IO
6.469%, 12/20/2037 (A)	420	73
GNMA CMO, Ser 2007-9, Cl CI, IO
6.016%, 03/20/2037 (A)	408	63
GNMA CMO, Ser 2008-10, Cl S, IO
5.650%, 02/20/2038 (A)	517	78

SEI Institutional Investments Trust / Annual Report / May 31, 2015	113

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

GNMA CMO, Ser 2008-2, Cl MS, IO
6.977%, 01/16/2038 (A)	$321	$63
GNMA CMO, Ser 2008-29, Cl PO, PO
0.000%, 02/17/2033 (B)	106	106
GNMA CMO, Ser 2008-33, Cl XS, IO
7.517%, 04/16/2038 (A)	212	49
GNMA CMO, Ser 2008-55, Cl SA, IO
6.019%, 06/20/2038 (A)	448	66
GNMA CMO, Ser 2008-95, Cl DS, IO
7.120%, 12/20/2038 (A)	708	134
GNMA CMO, Ser 2009-102, Cl SM, IO
6.217%, 06/16/2039 (A)	724	68
GNMA CMO, Ser 2009-106, Cl AS, IO
6.217%, 11/16/2039 (A)	858	141
GNMA CMO, Ser 2009-106, Cl KS, IO
6.220%, 11/20/2039 (A)	8,597	1,381
GNMA CMO, Ser 2009-14, Cl KI, IO
6.500%, 03/20/2039	270	58
GNMA CMO, Ser 2009-14, Cl NI, IO
6.500%, 03/20/2039	14	3
GNMA CMO, Ser 2009-18, Cl PI, IO
5.500%, 11/16/2037	511	58
GNMA CMO, Ser 2009-22, Cl SA, IO
6.090%, 04/20/2039 (A)	703	106
GNMA CMO, Ser 2009-24, Cl DS, IO
6.119%, 03/20/2039 (A)	262	24
GNMA CMO, Ser 2009-25, Cl SE, IO
7.419%, 09/20/2038 (A)	270	55
GNMA CMO, Ser 2009-33, Cl TI, IO
6.000%, 05/20/2039	114	23
GNMA CMO, Ser 2009-42, Cl IY, IO
1.000%, 06/16/2037 (A)	1,021	32
GNMA CMO, Ser 2009-42, Cl SC, IO
5.899%, 06/20/2039 (A)	222	33
GNMA CMO, Ser 2009-43, Cl SA, IO
5.770%, 06/20/2039 (A)	561	75

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

GNMA CMO, Ser 2009-6, Cl SH, IO
5.860%, 02/20/2039 (A)	$483	$70
GNMA CMO, Ser 2009-65, Cl IQ, IO
6.000%, 12/20/2038	273	29
GNMA CMO, Ser 2009-65, Cl TS, IO
6.220%, 12/20/2038 (A)	818	72
GNMA CMO, Ser 2009-66, Cl LC
6.000%, 08/16/2039	2,245	2,652
GNMA CMO, Ser 2009-66, Cl XS, IO
6.617%, 07/16/2039 (A)	89	11
GNMA CMO, Ser 2009-67, Cl SA, IO
5.867%, 08/16/2039 (A)	532	82
GNMA CMO, Ser 2009-79, Cl OK, PO
0.000%, 11/16/2037 (B)	549	495
GNMA CMO, Ser 2009-8, Cl PS, IO
6.117%, 08/16/2038 (A)	79	9
GNMA CMO, Ser 2009-83, Cl TS, IO
5.920%, 08/20/2039 (A)	560	73
GNMA CMO, Ser 2010-106, Cl SH, IO
5.816%, 08/20/2040 (A)	1,201	259
GNMA CMO, Ser 2010-14, Cl AO, PO
0.000%, 12/20/2032 (B)	231	230
GNMA CMO, Ser 2010-14, Cl BO, PO
0.000%, 11/20/2035 (B)	294	285
GNMA CMO, Ser 2010-14, Cl CO, PO
0.000%, 08/20/2035 (B)	355	331
GNMA CMO, Ser 2010-144, Cl BI, IO
4.000%, 09/16/2037	2,507	143
GNMA CMO, Ser 2010-31, Cl GS, IO
6.320%, 03/20/2039 (A)	478	63
GNMA CMO, Ser 2010-4, Cl NS, IO
6.207%, 01/16/2040 (A)	11,444	1,657
GNMA CMO, Ser 2010-4, Cl SL, IO
6.217%, 01/16/2040 (A)	240	41
GNMA CMO, Ser 2010-47, Cl PX, IO
6.516%, 06/20/2037 (A)	1,356	234
GNMA CMO, Ser 2010-47, Cl XN, IO
6.367%, 04/16/2034 (A)	50	1

114	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

GNMA CMO, Ser 2010-59, Cl LB
4.500%, 10/20/2039	$2,900	$3,132
GNMA CMO, Ser 2010-74, Cl C
4.244%, 05/16/2041 (A)	5,000	5,213
GNMA CMO, Ser 2010-85, Cl HS, IO
6.469%, 01/20/2040 (A)	1,084	190
GNMA CMO, Ser 2010-H10, Cl FC
1.182%, 05/20/2060 (A)	4,282	4,381
GNMA CMO, Ser 2010-H26, Cl LF
0.523%, 08/20/2058 (A)	5,807	5,802
GNMA CMO, Ser 2011-135, Cl SN, IO
5.917%, 10/16/2041 (A)	1,173	235
GNMA CMO, Ser 2011-142, Cl IO, IO
0.924%, 09/16/2046 (A)	41,711	1,921
GNMA CMO, Ser 2011-146, Cl EI, IO
5.000%, 11/16/2041	110	24
GNMA CMO, Ser 2011-H09, Cl AF
0.673%, 03/20/2061 (A)	1,487	1,490
GNMA CMO, Ser 2012-112, Cl IO, IO
0.825%, 02/16/2053 (A)	10,343	608
GNMA CMO, Ser 2012-124, Cl AS, IO
6.017%, 10/16/2042 (A)	1,595	322
GNMA CMO, Ser 2012-125, Cl IO, IO
0.834%, 02/16/2053 (A)	8,061	486
GNMA CMO, Ser 2012-141, Cl WC
3.747%, 01/20/2042 (A)	758	799
GNMA CMO, Ser 2012-142, Cl IO, IO
1.107%, 04/16/2054 (A)	21,609	1,303
GNMA CMO, Ser 2012-27, Cl IO, IO
1.226%, 04/16/2053 (A)	13,461	791
GNMA CMO, Ser 2012-61, Cl FM
0.583%, 05/16/2042 (A)	1,044	1,052
GNMA CMO, Ser 2012-66, Cl CI, IO
3.500%, 02/20/2038	2,052	235
GNMA CMO, Ser 2012-98, Cl SA, IO
5.917%, 08/16/2042 (A)	1,430	243
GNMA CMO, Ser 2012-H15, Cl FA
0.623%, 05/20/2062 (A)	973	976
GNMA CMO, Ser 2012-H21, Cl CF
0.873%, 05/20/2061 (A)	2,098	2,112
GNMA CMO, Ser 2012-H21, Cl DF
0.823%, 05/20/2061 (A)	1,404	1,407

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

GNMA CMO, Ser 2012-H22, Cl FD
0.648%, 01/20/2061 (A)	$2,249	$2,256
GNMA CMO, Ser 2012-H24, Cl FA
0.623%, 03/20/2060 (A)	927	931
GNMA CMO, Ser 2012-H24, Cl FE
0.773%, 10/20/2062 (A)	1,395	1,402
GNMA CMO, Ser 2012-H24, Cl FG
0.603%, 04/20/2060 (A)	1,777	1,780
GNMA CMO, Ser 2012-H26, Cl MA
0.723%, 07/20/2062 (A)	1,408	1,414
GNMA CMO, Ser 2012-H27, Cl FB
0.673%, 10/20/2062 (A)	2,859	2,868
GNMA CMO, Ser 2012-H28, Cl FA
0.753%, 09/20/2062 (A)	2,110	2,112
GNMA CMO, Ser 2012-H30, Cl JA
0.653%, 01/20/2060 (A)	1,093	1,096
GNMA CMO, Ser 2012-H30, Cl PA
0.623%, 11/20/2059 (A)	900	903
GNMA CMO, Ser 2013-145, Cl IO, IO
1.074%, 09/16/2044 (A)	11,168	766
GNMA CMO, Ser 2013-163, Cl IO, IO
1.216%, 02/16/2046 (A)	14,340	1,083
GNMA CMO, Ser 2013-178, Cl IO, IO
0.931%, 06/16/2055 (A)	7,456	450
GNMA CMO, Ser 2013-187, Cl S, IO
5.970%, 12/20/2043 (A)	319	65
GNMA CMO, Ser 2013-63, Cl IO, IO
0.758%, 09/16/2051 (A)	36,026	2,293
GNMA CMO, Ser 2013-H01, Cl JA
0.493%, 01/20/2063 (A)	1,335	1,325
GNMA CMO, Ser 2013-H01, Cl TA
0.673%, 01/20/2063 (A)	1,731	1,737
GNMA CMO, Ser 2014-124, Cl IE, IO
0.885%, 05/16/2054 (A)	12,195	765
GNMA CMO, Ser 2014-47, Cl IA, IO
1.328%, 02/16/2048 (A)	11,426	826
GNMA CMO, Ser 2014-50, Cl IO, IO
1.035%, 09/16/2055 (A)	10,662	750
GNMA CMO, Ser 2014-H04, Cl FB
0.828%, 02/20/2064 (A)	2,876	2,897
GNMA TBA
4.500%, 06/01/2039	6,400	6,931
4.000%, 07/01/2039 to 06/01/2045	33,130	35,244

SEI Institutional Investments Trust / Annual Report / May 31, 2015	115

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

3.500%, 06/15/2041 to 06/20/2045	$22,720	$23,865
3.000%, 06/01/2043 to 06/20/2045	21,130	21,653
GNMA, Ser 186, Cl IO, IO
0.895%, 08/16/2054 (A)	18,315	1,285
GNMA, Ser 44, Cl A
2.170%, 04/16/2041	1,248	1,265
GNMA, Ser 47, Cl AC
2.500%, 05/16/2055	1,329	1,342
GNMA, Ser 73, Cl IO, IO
0.894%, 11/16/2055 (A)	17,330	1,332
NCUA Guaranteed Notes CMO, Ser 2010-C1, Cl APT
2.650%, 10/29/2020	2,015	2,061
NCUA Guaranteed Notes CMO, Ser 2010-R1, Cl 1A
0.631%, 10/07/2020 (A)	7,055	7,098
NCUA Guaranteed Notes CMO, Ser 2010-R2, Cl 1A
0.551%, 11/06/2017 (A)	2,801	2,808
NCUA Guaranteed Notes CMO, Ser 2010-R3, Cl 1A
0.741%, 12/08/2020 (A)	468	472
NCUA Guaranteed Notes CMO, Ser 2010-R3, Cl 2A
0.741%, 12/08/2020 (A)	402	405
NCUA Guaranteed Notes CMO, Ser 2011-R1, Cl 1A
0.631%, 01/08/2020 (A)	55	55
NCUA Guaranteed Notes CMO, Ser 2011-R2, Cl 1A
0.578%, 02/06/2020 (A)	653	656

		1,439,385

Non-Agency Mortgage-Backed Obligations — 7.2%
A10 Securitization LLC, Ser 2012-1, Cl A
3.492%, 04/15/2024 (C)	95	95
A10 Term Asset Financing LLC, Ser 2013-2, Cl B
4.380%, 11/15/2027 (C)	250	252
A10 Term Asset Financing LLC, Ser 2014-1, Cl A1
1.720%, 04/15/2033 (C)	593	592
A10 Term Asset Financing LLC, Ser 2014-1, Cl A2
3.020%, 04/15/2033 (C)	603	604
Alternative Loan Trust, Ser 2004-J6, Cl PO, PO
0.000%, 11/25/2031 (B) (C)	115	100
American General Mortgage Loan Trust, Ser 2010-1A, Cl A3
5.650%, 03/25/2058 (A) (C)	570	581

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

ASG Resecuritization Trust, Ser 2009-2, Cl G60
4.369%, 05/24/2036 (A) (C)	$202	$203
ASG Resecuritization Trust, Ser 2009-3, Cl A65
2.057%, 03/26/2037 (A) (C)	609	606
ASG Resecuritization Trust, Ser 2009-4, Cl A60
6.000%, 06/28/2037 (C)	166	167
ASG Resecuritization Trust, Ser 2011-1, Cl 3A50
2.564%, 11/28/2035 (A) (C)	348	342
BAMLL Commercial Mortgage Securities Trust, Ser 2015-200P, Cl A
3.218%, 04/14/2033 (A) (C)	420	426
Banc of America Alternative Loan Trust, Ser 2003-11, Cl 1A1
6.000%, 01/25/2034 (C)	178	187
Banc of America Alternative Loan Trust, Ser 2003-11, Cl 2A1
6.000%, 01/25/2034 (C)	356	370
Banc of America Alternative Loan Trust, Ser 2003-7, Cl 1CB1
5.500%, 09/25/2033 (C)	268	279
Banc of America Alternative Loan Trust, Ser 2003-7, Cl 2A4
5.000%, 09/25/2018 (C)	192	194
Banc of America Alternative Loan Trust, Ser 2004-1, Cl 5A1
5.500%, 02/25/2019 (C)	132	134
Banc of America Alternative Loan Trust, Ser 2004-8, Cl 3A1
5.500%, 09/25/2019 (C)	151	148
Banc of America Alternative Loan Trust, Ser 2006-8, Cl 3A1
6.114%, 11/25/2021 (A) (C)	94	91
Banc of America Alternative Loan Trust, Ser 2007-1, Cl 2A1
6.283%, 04/25/2037 (A) (C)	277	221
Banc of America Commercial Mortgage, Ser 2005-4, Cl A5A
4.933%, 07/10/2045	146	146
Banc of America Commercial Mortgage, Ser 2006-5, Cl AM
5.448%, 09/10/2047	2,370	2,476
Banc of America Funding, Ser 2003-2, Cl 1A1
6.500%, 06/25/2032 (C)	16	17
Banc of America Funding, Ser 2004-2, Cl 1CB1
5.750%, 09/20/2034 (C)	231	249
Banc of America Funding, Ser 2004-C, Cl 1A1
2.802%, 12/20/2034 (A) (C)	78	76

116	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Banc of America Funding, Ser 2005-B, Cl 2A1
2.694%, 04/20/2035 (A) (C)	$2,922	$2,654
Banc of America Funding, Ser 2010-R11A, Cl 1A6
5.192%, 08/26/2035 (A) (C)	234	237
Banc of America Funding, Ser 2010-R5, Cl 1A1
5.500%, 10/26/2037 (C)	36	36
Banc of America Funding, Ser 2012-R6, Cl 1A1
3.000%, 10/26/2039 (C)	1,219	1,209
Banc of America Funding, Ser 2015-R2, Cl 9A1
0.389%, 03/27/2036 (A) (C)	7,447	7,155
Banc of America Mortgage Securities, Ser 2003-3, Cl 1A7
5.500%, 05/25/2033 (C)	284	292
Banc of America Mortgage Securities, Ser 2003-3, Cl 2A1
0.735%, 05/25/2018 (A) (C)	65	63
Banc of America Mortgage Securities, Ser 2003-6, Cl 2A1
0.635%, 08/25/2018 (A) (C)	40	40
Banc of America Mortgage Securities, Ser 2003-A, Cl 2A2
3.016%, 02/25/2033 (A) (C)	3	2
Banc of America Mortgage Securities, Ser 2003-E, Cl 2A2
2.814%, 06/25/2033 (A) (C)	155	156
Banc of America Mortgage Securities, Ser 2004-3, Cl 1A26
5.500%, 04/25/2034 (C)	180	183
Banc of America Mortgage Securities, Ser 2004-3, Cl 3A1
5.000%, 04/25/2019 (C)	51	52
Banc of America Mortgage Securities, Ser 2004-5, Cl 4A1
4.750%, 06/25/2019 (C)	35	35
Banc of America Mortgage Securities, Ser 2004-9, Cl 3A1
6.500%, 09/25/2032 (C)	47	49
Banc of America Mortgage Trust, Ser 2003-I, Cl 2A6
2.775%, 10/25/2033 (A) (C)	6,363	6,391
Bayview Commercial Asset Trust, Ser 2006-4A, Cl A1
0.415%, 12/25/2036 (A) (C)	1,636	1,481
BB-UBS Trust, Ser 2012-TFT, Cl A
2.892%, 06/05/2030 (C)	1,500	1,495
BCAP LLC Trust, Ser 2009-RR10, Cl 17A1
5.750%, 06/26/2037 (C)	45	46

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

BCAP LLC Trust, Ser 2009-RR13, Cl 17A2
5.500%, 04/26/2037 (A) (C)	$280	$287
BCAP LLC Trust, Ser 2009-RR5, Cl 8A1
5.500%, 11/26/2034 (C)	346	361
BCAP LLC Trust, Ser 2010-RR12, Cl 2A5
4.500%, 01/26/2036 (A) (C)	372	373
BCAP LLC Trust, Ser 2010-RR5, Cl 2A5
5.402%, 04/26/2037 (A) (C)	391	398
BCAP LLC Trust, Ser 2010-RR7, Cl 1A5
2.671%, 04/26/2035 (A) (C)	59	58
BCAP LLC Trust, Ser 2010-RR7, Cl 2A1
2.068%, 07/26/2045 (A) (C)	668	670
BCAP LLC Trust, Ser 2010-RR7, Cl 16A1
0.828%, 02/26/2047 (A) (C)	78	78
BCAP LLC Trust, Ser 2010-RR8, Cl 3A4
5.061%, 05/26/2035 (A) (C)	700	664
BCAP LLC Trust, Ser 2011-RR10, Cl 2A1
1.093%, 09/26/2037 (A) (C)	638	613
BCAP LLC Trust, Ser 2011-RR4, Cl 6A3
5.000%, 08/26/2037 (A) (C)	644	654
BCAP LLC Trust, Ser 2011-RR5, Cl 11A3
0.324%, 05/28/2036 (A) (C)	385	379
BCAP LLC Trust, Ser 2012-RR10, Cl 3A1
0.364%, 05/26/2036 (A) (C)	978	932
BCAP LLC Trust, Ser 2012-RR2, Cl 1A1
0.344%, 08/26/2036 (A) (C)	262	258
BCAP LLC Trust, Ser 2012-RR3, Cl 2A5
1.993%, 05/26/2037 (A) (C)	334	335
Bear Stearns Adjustable Rate Mortgage Trust, Ser 2004-2, Cl 14A
2.930%, 05/25/2034 (A) (C)	65	65
Bear Stearns Adjustable Rate Mortgage Trust, Ser 2004-2, Cl 24A
1.829%, 05/25/2034 (A) (C)	197	187
Bear Stearns Adjustable Rate Mortgage Trust, Ser 2005-5, Cl A1
2.160%, 08/25/2035 (A) (C)	234	236

SEI Institutional Investments Trust / Annual Report / May 31, 2015	117

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Bear Stearns Alt-A Trust, Ser 2004-13, Cl A1
0.925%, 11/25/2034 (A) (C)	$30	$30
Bear Stearns Alternative Trust, Ser 2005-2, Cl 2A4
2.516%, 04/25/2035 (A) (C)	153	146
Bear Stearns Commercial Mortgage Securities, Ser 2005-PWR8, Cl X1, IO
0.763%, 06/11/2041 (A) (C)	3,399	—
Bear Stearns Commercial Mortgage Securities, Ser 2006-T22, Cl A4
5.573%, 04/12/2038 (A)	4,195	4,280
Bear Stearns Commercial Mortgage Securities, Ser 2007-PW10, Cl A4
5.405%, 12/11/2040 (A)	295	298
Bear Stearns Commercial Mortgage Securities, Ser 2007-PW18, Cl AM
6.084%, 06/11/2050 (A)	1,050	1,152
CD Commercial Mortgage Trust, Ser 2005-CD1, Cl AJ
5.225%, 07/15/2044 (A)	600	606
CD Commercial Mortgage Trust, Ser 2006-CD2, Cl AM
5.346%, 01/15/2046 (A)	200	204
CD Commercial Mortgage Trust, Ser 2006-CD2, Cl X, IO
0.086%, 01/15/2046 (A) (C)	58,660	13
CD Commercial Mortgage Trust, Ser 2007-CD4, Cl A3
5.293%, 12/11/2049	13	13
CD Commercial Mortgage Trust, Ser 2007-CD4, Cl XC, IO
0.367%, 12/11/2049 (A) (C)	33,666	177
CFCRE Commercial Mortgage Trust, Ser 2011-C1, Cl A4
4.961%, 04/15/2044 (A) (C)	2,670	2,992
CG-CCRE Commercial Mortgage Trust, Ser 2014-FL1, Cl A
1.136%, 06/15/2031 (A) (C)	1,360	1,358
Chase Mortgage Finance, Ser 2007-A1, Cl 2A1
2.499%, 02/25/2037 (A) (C)	154	154
Chase Mortgage Finance, Ser 2007-A1, Cl 9A1
2.498%, 02/25/2037 (A) (C)	119	118
Chase Mortgage Finance, Ser 2007-A2, Cl 1A1
2.647%, 07/25/2037 (A) (C)	258	257
Chevy Chase Funding LLC Mortgage-Backed Certificates, Ser 2003-4X, Cl A2
0.575%, 10/25/2034 (A) (C)	5,102	4,717

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Chevy Chase Funding LLC Mortgage-Backed Certificates, Ser 2004-1A, Cl A1
0.465%, 01/25/2035 (A) (C)	$28	$25
Chevy Chase Funding LLC Mortgage-Backed Certificates, Ser 2004-1A, Cl A2
0.515%, 01/25/2035 (A) (C)	3,729	3,377
CHL Mortgage Pass-Through Trust, Ser 2003-39, Cl A6
5.000%, 10/25/2033 (C)	364	380
CHL Mortgage Pass-Through Trust, Ser 2003-J13, Cl 1A7
5.250%, 01/25/2034 (C)	562	588
CHL Mortgage Pass-Through Trust, Ser 2003-J7, Cl 4A3
9.534%, 08/25/2018 (A) (C)	16	17
CHL Mortgage Pass-Through Trust, Ser 2004-14, Cl 4A1
2.385%, 08/25/2034 (A) (C)	332	326
CHL Mortgage Pass-Through Trust, Ser 2004-20, Cl 2A1
2.500%, 09/25/2034 (A) (C)	46	34
CHL Mortgage Pass-Through Trust, Ser 2004-5, Cl 1A4
5.500%, 06/25/2034 (C)	340	354
CHL Mortgage Pass-Through Trust, Ser 2004-8, Cl 2A1
4.500%, 06/25/2019 (C)	198	204
CHL Mortgage Pass-Through Trust, Ser 2005-20, Cl A7
5.250%, 12/25/2027 (C)	430	414
Citigroup Commercial Mortgage Trust, Ser 2013-GC17, Cl A4
4.131%, 11/10/2046	972	1,069
Citigroup Commercial Mortgage Trust, Ser 2014-388G, Cl A
0.936%, 06/15/2033 (A) (C)	1,070	1,068
Citigroup Commercial Mortgage Trust, Ser 2014-GC25, Cl AS
4.017%, 10/10/2047	1,290	1,376
Citigroup Mortgage Loan Trust, Ser 2004-HYB1, Cl A41
2.840%, 02/25/2034 (A) (C)	47	46
Citigroup Mortgage Loan Trust, Ser 2004-RR2, Cl A2
2.603%, 05/25/2034 (A) (C)	363	374
Citigroup Mortgage Loan Trust, Ser 2004-UST1, Cl A6
2.221%, 08/25/2034 (A) (C)	108	104
Citigroup Mortgage Loan Trust, Ser 2005-2, Cl 2A11
5.500%, 05/25/2035 (C)	228	238

118	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Citigroup Mortgage Loan Trust, Ser 2008-AR4, Cl 1A1A
2.523%, 11/25/2038 (A) (C)	$521	$521
Citigroup Mortgage Loan Trust, Ser 2009-10, Cl 1A1
2.405%, 09/25/2033 (A) (C)	325	329
Citigroup Mortgage Loan Trust, Ser 2009-11, Cl 3A1
5.750%, 05/25/2037 (A) (C)	375	387
Citigroup Mortgage Loan Trust, Ser 2009-5, Cl 8A1
6.000%, 06/25/2036 (C)	745	770
Citigroup Mortgage Loan Trust, Ser 2010-7, Cl 10A1
2.611%, 02/25/2035 (A) (C)	85	85
Citigroup Mortgage Loan Trust, Ser 2010-8, Cl 5A6
4.000%, 11/25/2036 (C)	687	697
Citigroup Mortgage Loan Trust, Ser 2010-8, Cl 6A6
4.500%, 12/25/2036 (C)	781	798
COBALT CMBS Commercial Mortgage Trust, Ser 2007-C2, Cl AMFX
5.526%, 04/15/2047 (A)	520	554
COMM Mortgage Trust, Ser 2005-C6, Cl A5A
5.116%, 06/10/2044 (A)	342	342
COMM Mortgage Trust, Ser 2006-GG7, Cl AM
5.819%, 07/10/2038 (A)	1,010	1,051
COMM Mortgage Trust, Ser 2010-C1, Cl A3
4.205%, 07/10/2046 (C)	1,736	1,903
COMM Mortgage Trust, Ser 2012-CCRE4, Cl A2
1.801%, 10/15/2045	465	469
COMM Mortgage Trust, Ser 2013-CCRE12, Cl A4
4.046%, 10/10/2046	155	170
COMM Mortgage Trust, Ser 2013-CR12, Cl AM
4.300%, 10/10/2046	440	482
COMM Mortgage Trust, Ser 2013-CR12, Cl B
4.762%, 10/10/2046 (A)	190	209
COMM Mortgage Trust, Ser 2013-CR12, Cl C
5.085%, 10/10/2046 (A)	90	99
COMM Mortgage Trust, Ser 2013-LC6, Cl AM
3.282%, 01/10/2046	777	799
COMM Mortgage Trust, Ser 2014-CCRE18, Cl ASB
3.452%, 07/15/2047	808	852

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

COMM Mortgage Trust, Ser 2014-CR20, Cl ASB
3.305%, 11/10/2047	$763	$796
COMM Mortgage Trust, Ser 2014-PAT, Cl A
0.986%, 08/13/2027 (A) (C)	396	395
COMM Mortgage Trust, Ser 2014-SAVA, Cl A
1.336%, 06/15/2034 (A) (C)	1,960	1,956
COMM Mortgage Trust, Ser 2014-SAVS, Cl D
3.286%, 06/15/2034 (A) (C)	2,080	2,082
COMM Mortgage Trust, Ser 2014-TWC, Cl A
1.030%, 02/13/2032 (A) (C)	550	549
COMM Mortgage Trust, Ser 2014-UBS2, Cl XA, IO
1.424%, 03/10/2047 (A)	15,528	1,307
COMM Mortgage Trust, Ser 2014-UBS3, Cl A4
3.819%, 06/10/2047	1,037	1,107
COMM Mortgage Trust, Ser 2014-UBS4, Cl A5
3.694%, 08/10/2047	2,492	2,632
COMM Mortgage Trust, Ser 2014-UBS5, Cl A4
3.838%, 09/10/2047	752	805
COMM Mortgage Trust, Ser 2014-UBS5, Cl ASB
3.548%, 09/10/2047	504	534
COMM Mortgage Trust, Ser 2014-UBS6, Cl AM
4.048%, 12/10/2047 (A)	1,740	1,856
COMM Mortgage Trust, Ser 2014-UBS6, Cl ASB
3.387%, 12/10/2047	292	306
Commercial Mortgage Pass-Through Certificates, Ser 2012-CR2, Cl XA, IO
1.892%, 08/15/2045 (A)	1,179	111
Commercial Mortgage Pass-Through Certificates, Ser 2012-CR3, Cl A3
2.822%, 11/15/2045	90	92
Commercial Mortgage Pass-Through Certificates, Ser 2012-MVP, Cl A
2.122%, 11/17/2026 (A) (C)	116	116
Commercial Mortgage Pass-Through Certificates, Ser 2013-WWP, Cl A2
3.424%, 03/10/2031 (C)	471	490
Commercial Mortgage Pass-Through Certificates, Ser 2014-CR19, Cl A5
3.796%, 08/10/2047	662	710

SEI Institutional Investments Trust / Annual Report / May 31, 2015	119

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

COOF Securitization Trust, Ser 2014-1, Cl A, IO
3.015%, 06/25/2040 (A) (C)	$1,123	$153
Countrywide Alternative Loan Trust, Ser 2003-20CB, Cl 1A1
5.500%, 10/25/2033 (C)	1,143	1,165
Countrywide Alternative Loan Trust, Ser 2004-27CB, Cl A1
6.000%, 12/25/2034 (C)	1,249	1,277
Countrywide Alternative Loan Trust, Ser 2004-J1, Cl 1A1
6.000%, 02/25/2034 (C)	94	96
Countrywide Alternative Loan Trust, Ser 2004-J6, Cl 2A1
6.500%, 11/25/2031 (C)	452	477
Countrywide Alternative Loan Trust, Ser 2005-27, Cl 3A2
1.247%, 08/25/2035 (A) (C)	514	363
Countrywide Home Loan Mortgage Pass-Through Trust, Ser 2005-R3, Cl AF
0.585%, 09/25/2035 (A) (C)	2,556	2,296
Credit Suisse Commercial Mortgage Trust, Ser 2007-C2, Cl AM
5.607%, 01/15/2049 (A)	1,465	1,546
Credit Suisse First Boston Mortgage Securities, Ser 2003-27, Cl 5A3
5.250%, 11/25/2033 (C)	445	455
Credit Suisse First Boston Mortgage Securities, Ser 2003-27, Cl 5A4
5.250%, 11/25/2033 (C)	208	213
Credit Suisse First Boston Mortgage Securities, Ser 2003-29, Cl 5A1
7.000%, 12/25/2033 (C)	169	178
Credit Suisse First Boston Mortgage Securities, Ser 2003-29, Cl 8A1
6.000%, 11/25/2018 (C)	219	229
Credit Suisse First Boston Mortgage Securities, Ser 2004-4, Cl 2A4
5.500%, 09/25/2034 (C)	337	368
Credit Suisse First Boston Mortgage Securities, Ser 2004-8, Cl 1A4
5.500%, 12/25/2034 (C)	391	423
Credit Suisse First Boston Mortgage Securities, Ser 2005-C5, Cl A4
5.100%, 08/15/2038 (A)	107	106

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Credit Suisse Mortgage Capital Certificates, Ser 2011-16R, Cl 7A3
3.376%, 12/27/2036 (A) (C)	$102	$103
Credit Suisse Mortgage Capital Certificates, Ser 2011-6R, Cl 3A1
2.744%, 07/28/2036 (A) (C)	345	346
Credit Suisse Mortgage Capital Certificates, Ser 2011-9R, Cl A1
2.181%, 03/27/2046 (A) (C)	300	300
Credit Suisse Mortgage Capital Certificates, Ser 2012-3R, Cl 1A1
2.254%, 07/27/2037 (A) (C)	408	407
Credit Suisse Mortgage Trust, Ser 2014-ICE, Cl A
1.050%, 04/15/2027 (A) (C)	673	671
CSAIL Commercial Mortgage Trust, Ser 2015-C2, Cl AS
3.849%, 06/15/2057	1,431	1,490
CSAIL Commercial Mortgage Trust, Ser 2015-C2, Cl ASB
3.224%, 06/15/2057	2,724	2,827
CSMC Trust, Ser 2010-16, Cl A3
3.812%, 06/25/2050 (A) (C)	361	363
CSMC Trust, Ser 2012-11R, Cl A6
1.179%, 06/28/2047 (A) (C)	2,964	2,852
CSMC Trust, Ser 2015-1R, Cl 7A3
2.508%, 07/27/2036 (A) (C)	4,715	4,806
CSMC Trust, Ser 2015-5R, Cl 1A1
1.057%, 09/26/2046	7,400	7,187
DBRR Trust, Ser 2011-LC2, Cl A4A
4.537%, 07/12/2044 (A) (C)	2,845	3,159
DBUBS Mortgage Trust, Ser 2011-LC1A, Cl A1
3.742%, 11/10/2046 (C)	1,941	1,967
DBUBS Mortgage Trust, Ser 2011-LC2A, Cl A4
4.537%, 07/10/2044 (C)	2,596	2,894
DBUBS Mortgage Trust, Ser LC1A, Cl A3
5.002%, 11/10/2046 (C)	455	515
Deutsche Alt-A Securities Mortgage Loan Trust, Ser 2005-1, Cl 2A1
5.780%, 02/25/2020 (A) (C)	131	135
DSLA Mortgage Loan Trust, Ser 2004-AR2, Cl A2B
0.986%, 11/19/2044 (A) (C)	1,268	1,100
FDIC Guaranteed Notes Trust, Ser 2010-S1, Cl 1A
0.730%, 02/25/2048 (A) (C)	1,108	1,108
FDIC Trust, Ser 2013-N1, Cl A
4.500%, 10/25/2018 (C)	32	32

120	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-DN2, Cl M2
1.831%, 04/25/2024 (A) (C)	$13,900	$13,783
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-DN3, Cl M2
2.585%, 08/25/2024 (A) (C)	3,400	3,440
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-HQ1, Cl M1
1.835%, 08/25/2024 (A) (C)	1,309	1,314
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-DN1, Cl M1
1.435%, 01/25/2025 (A) (C)	1,273	1,274
First Horizon Alternative Mortgage Securities, Ser 2004-AA3, Cl A1
2.196%, 09/25/2034 (A) (C)	326	319
FNMA Connecticut Avenue Securities, Ser 2014-C03, Cl 1M1
1.385%, 07/25/2024 (A) (C)	1,105	1,103
FREMF Mortgage Trust, Ser 2012-K20, Cl X2-A, IO
0.200%, 05/25/2045	27,821	310
FREMF Mortgage Trust, Ser 2012-K22, Cl C
3.687%, 08/25/2045 (A) (C)	1,110	1,116
FREMF Mortgage Trust, Ser 2014-K714, Cl C
3.988%, 01/25/2047 (A) (C)	390	399
FREMF Mortgage Trust, Ser 2015-K44, Cl B
3.685%, 01/25/2048 (A) (C)	1,090	1,084
GE Business Loan Trust, Ser 2003-2A, Cl A
0.556%, 11/15/2031 (A) (C)	2,109	2,109
GE Business Loan Trust, Ser 2007-1A, Cl A
0.352%, 04/16/2035 (A) (C)	1,296	1,228
GE Capital Commercial Mortgage, Ser 2005-C4, Cl A4
5.315%, 11/10/2045 (A)	6,995	7,047
GMAC Commercial Mortgage Securities, Ser 2006-C1, Cl AM
5.290%, 11/10/2045 (A)	2,690	2,741
GMAC Mortgage Loan Trust, Ser 2003-AR1, Cl A4
2.881%, 10/19/2033 (A) (C)	693	684
GMAC Mortgage Loan Trust, Ser 2003-GH2, Cl A4
5.000%, 10/25/2033 (C)	245	242

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

GMAC Mortgage Loan Trust, Ser 2003-J7, Cl A7
5.000%, 11/25/2033 (C)	$341	$343
GMAC Mortgage Loan Trust, Ser 2004-J5, Cl A7
6.500%, 01/25/2035 (C)	286	298
GMAC Mortgage Loan Trust, Ser 2004-J6, Cl 1A1
5.000%, 01/25/2020 (C)	87	90
GNMA TBA
3.500%, 07/15/2041	19,200	20,112
Greenwich Capital Commercial Funding, Ser 2005-GG5, Cl A5
5.224%, 04/10/2037 (A)	1,338	1,341
GS Mortgage Securities II, Ser 2006-GG6, Cl A4
5.553%, 04/10/2038 (A)	1,000	1,008
GS Mortgage Securities II, Ser GC30, Cl A3
3.119%, 05/10/2050	1,259	1,272
GS Mortgage Securities II, Ser GC30, Cl AAB
3.120%, 05/10/2050	988	1,018
GS Mortgage Securities II, Ser GC30, Cl AS
3.777%, 05/10/2050	1,219	1,255
GS Mortgage Securities Trust, Ser 2006-GG8, Cl X, IO
0.574%, 11/10/2039 (A) (C)	8,267	49
GS Mortgage Securities Trust, Ser 2011-GC3, Cl A2
3.645%, 03/10/2044 (C)	1,097	1,109
GS Mortgage Securities Trust, Ser 2011-GC5, Cl XA, IO
1.658%, 08/10/2044 (A) (C)	2,059	108
GS Mortgage Securities Trust, Ser 2012-GCJ7, Cl A1
1.144%, 05/10/2045	344	344
GS Mortgage Securities Trust, Ser 2013-GC16, Cl B
5.161%, 11/10/2046 (A)	390	437
GS Mortgage Securities Trust, Ser 2014-GC18, Cl A4
4.074%, 01/10/2047	338	368
GS Mortgage Securities Trust, Ser 2014-GC18, Cl AAB
3.648%, 01/10/2047	865	922
GS Mortgage Securities Trust, Ser 2014-GC20, Cl AAB
3.655%, 04/10/2047	1,021	1,091
GS Mortgage Securities Trust, Ser 2014-GC24, Cl AAB
3.650%, 09/10/2047	2,877	3,063

SEI Institutional Investments Trust / Annual Report / May 31, 2015	121

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

GS Mortgage Securities Trust, Ser 2014-GC26, Cl AAB
3.365%, 11/10/2047	$1,036	$1,086
GS Mortgage Securities Trust, Ser 2015-GC28, Cl A5
3.396%, 02/10/2048	1,454	1,504
GS Mortgage Securities Trust, Ser 2015-GC28, Cl AS
3.759%, 02/10/2048	1,519	1,584
GS Mortgage Securities Trust, Ser GC6, Cl A1
1.282%, 01/10/2045	38	39
GS Mortgage Securities Trust, Ser GCJ7, Cl A2
2.318%, 05/10/2045	1,722	1,754
GS Mortgage Securities, Ser 2013-KING, Cl A
2.706%, 12/10/2027 (C)	283	288
GSMPS Mortgage Loan Trust, Ser 1998-1, Cl A
8.000%, 09/19/2027 (A) (C)	2	3
GSMPS Mortgage Loan Trust, Ser 2005-RP3, Cl 1AF
0.535%, 09/25/2035 (A) (C)	420	356
GSMPS Mortgage Loan Trust, Ser 2005-RP3, Cl 1AS, IO
4.694%, 09/25/2035 (A) (C)	336	43
GSR Mortgage Loan Trust, Ser 2004-8F, Cl 2A3
6.000%, 09/25/2034 (C)	265	275
GSR Mortgage Loan Trust, Ser 2005-5F, Cl 8A3
0.685%, 06/25/2035 (A) (C)	41	40
GSR Mortgage Loan Trust, Ser 2007-1F, Cl 2A4
5.500%, 01/25/2037 (C)	58	58
HILT Mortgage Trust, Ser 2014-ORL, Cl A
1.086%, 07/15/2029 (A) (C)	1,450	1,450
Homestar Mortgage Acceptance, Ser 2004-5, Cl A1
0.635%, 10/25/2034 (A) (C)	492	492
Impac CMB Trust, Ser 2005-4, Cl 2A1
0.485%, 05/25/2035 (A) (C)	230	226
Impac CMB Trust, Ser 2007-A, Cl M1
0.585%, 05/25/2037 (A) (C)	2,573	2,423
Impac Secured Assets CMN Owner Trust, Ser 2003-2, Cl A1
5.500%, 08/25/2033 (C)	407	416
Impac Secured Assets Trust, Ser 2006-1, Cl 2A1
0.531%, 05/25/2036 (A) (C)	321	311

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Impac Secured Assets Trust, Ser 2006-2, Cl 2A1
0.535%, 08/25/2036 (A) (C)	$516	$508
Impact Funding Affordable Multifamily Housing Mortgage Loan Trust, Ser 2010-1, Cl A1
5.314%, 01/25/2051 (C)	4,629	5,352
Indymac Index Mortgage Loan Trust, Ser 2004-AR6, Cl 6A1
2.698%, 10/25/2034 (A) (C)	18	17
Indymac Index Mortgage Loan Trust, Ser 2004-AR7, Cl A2
1.045%, 09/25/2034 (A) (C)	30	27
Indymac Index Mortgage Loan Trust, Ser 2004-AR8, Cl 2A2A
0.985%, 11/25/2034 (A) (C)	49	44
JPMBB Commercial Mortgage Securities Trust, Ser 2013-C15, Cl C
5.081%, 11/15/2045 (A)	410	450
JPMBB Commercial Mortgage Securities Trust, Ser 2013-C17, Cl B
4.887%, 01/15/2047 (A)	230	257
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C22, Cl C
4.561%, 09/15/2047 (A)	750	780
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C25, Cl ASB
3.407%, 11/15/2047	149	157
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C28, Cl A3
2.912%, 10/15/2048	690	681
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C28, Cl ASB
3.042%, 10/15/2048	945	969
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2004-LN2, Cl A2
5.115%, 07/15/2041	53	54
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2006-CB15, Cl X1, IO
0.213%, 06/12/2043 (A)	39,978	105
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2006-LDP7, Cl A4
5.905%, 04/15/2045 (A)	2,864	2,943
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2006-LDP9, Cl A3SF
0.341%, 05/15/2047 (A)	295	292

122	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2006-LDP9, Cl AM
5.372%, 05/15/2047	$5,610	$5,811
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2007-CB20, Cl AM
5.877%, 02/12/2051 (A)	238	259
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2010-C2, Cl A3
4.070%, 11/15/2043 (C)	3,667	3,981
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2010-CNTR, Cl A1
3.300%, 08/05/2032 (C)	711	734
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2011-C5, Cl A2
3.149%, 08/15/2046	637	652
JPMorgan Chase Commercial Mortgage Securities, Ser 2005-LDP5, Cl A4
5.236%, 12/15/2044 (A)	4,607	4,636
JPMorgan Chase Commercial Mortgage Securities, Ser 2006-CB14, Cl A4
5.481%, 12/12/2044 (A)	501	507
JPMorgan Chase Commercial Mortgage Securities, Ser 2011-C3, Cl A2
3.673%, 02/15/2046 (C)	2,040	2,084
JPMorgan Chase Commercial Mortgage Securities, Ser 2012-LC9, Cl A2
1.677%, 12/15/2047	584	587
JPMorgan Mortgage Trust, Ser 2004-A3, Cl 4A1
2.524%, 07/25/2034 (A) (C)	86	88
JPMorgan Mortgage Trust, Ser 2004-A3, Cl SF3
2.108%, 06/25/2034 (A) (C)	1,039	1,028
JPMorgan Mortgage Trust, Ser 2004-A4, Cl 1A1
2.550%, 09/25/2034 (A) (C)	71	73
JPMorgan Mortgage Trust, Ser 2005-A1, Cl 3A4
2.571%, 02/25/2035 (A) (C)	370	377
JPMorgan Mortgage Trust, Ser 2005-A2, Cl 5A2
2.481%, 04/25/2035 (A) (C)	156	155
JPMorgan Mortgage Trust, Ser 2005-A3, Cl 5A3
2.754%, 06/25/2035 (A) (C)	496	498

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

JPMorgan Mortgage Trust, Ser 2006-A2, Cl 4A1
2.503%, 08/25/2034 (A) (C)	$612	$612
JPMorgan Mortgage Trust, Ser 2006-A2, Cl 5A3
2.433%, 11/25/2033 (A) (C)	616	617
JPMorgan Mortgage Trust, Ser 2006-A3, Cl 6A1
2.541%, 08/25/2034 (A) (C)	277	279
JPMorgan Mortgage Trust, Ser 2015-IVR2, Cl A2
2.774%, 01/25/2045 (A) (C)	1,365	1,375
JPMorgan Resecuritization Trust, Ser 2009-6, Cl 4A1
2.499%, 09/26/2036 (A) (C)	157	159
JPMorgan Resecuritization Trust, Ser 2010-4, Cl 7A1
1.865%, 08/26/2035 (A) (C)	88	87
KGS-Alpha Capital, Ser 2012-A, Cl A, IO
0.859%, 08/27/2037 (A)	6,643	236
KGS-Alpha SBA COOF Trust, Ser 2014-2, Cl A, IO
3.203%, 04/25/2040 (A) (C)	872	127
LB Commercial Mortgage Trust, Ser 2007-C3, Cl AM
5.903%, 07/15/2044 (A)	380	412
LB-UBS Commercial Mortgage Trust, Ser 2006-C1, Cl XCL, IO
0.353%, 02/15/2041 (A) (C)	19,159	42
LB-UBS Commercial Mortgage Trust, Ser 2006-C7, Cl A2
5.300%, 11/15/2038	5,737	5,781
LB-UBS Commercial Mortgage Trust, Ser 2007-C1, Cl A4
5.424%, 02/15/2040	128	135
LB-UBS Commercial Mortgage Trust, Ser 2007-C1, Cl AM
5.455%, 02/15/2040	150	159
Lehman XS Trust, Ser 2005-7N, Cl 1A1B
0.485%, 12/25/2035 (A) (C)	1,402	829
LVII Resecuritization Trust, Ser 2009-3, Cl M3
5.212%, 11/27/2037 (A) (C)	188	189
Master Adjustable Rate Mortgages Trust, Ser 2004-13, Cl 3A7
2.665%, 11/21/2034 (A) (C)	906	927
Master Adjustable Rate Mortgages Trust, Ser 2004-13, Cl 3A7A
2.665%, 11/21/2034 (A) (C)	6,664	6,837
Master Alternative Loans Trust, Ser 2004-4, Cl 1A1
5.500%, 05/25/2034 (C)	1,131	1,205

SEI Institutional Investments Trust / Annual Report / May 31, 2015	123

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Master Resecuritization Trust, Ser 2005-PO, Cl 3PO, PO
0.000%, 05/28/2035 (B) (C)	$91	$73
MASTR Adjustable Rate Mortgages Trust, Ser 2004-5, Cl 3A1
2.600%, 06/25/2034 (A) (C)	20	19
MASTR Alternative Loan Trust, Ser 2003-9, Cl 2A1
6.000%, 12/25/2033 (C)	166	169
MASTR Alternative Loan Trust, Ser 2006-3, Cl 1A3
6.250%, 07/25/2036 (C)	469	408
MASTR Asset Securitization Trust, Ser 2003-11, Cl 9A6
5.250%, 12/25/2033 (C)	429	452
MASTR Asset Securitization Trust, Ser 2003-2, Cl 1A1
5.000%, 03/25/2018 (C)	18	18
MASTR Asset Securitization Trust, Ser 2003-3, Cl 3A18
5.500%, 04/25/2033 (C)	131	132
MASTR Reperforming Loan Trust, Ser 2005-1, Cl 1A1
6.000%, 08/25/2034 (C)	2,088	2,065
MASTR Reperforming Loan Trust, Ser 2005-2, Cl 1A1F
0.535%, 05/25/2035 (A) (C)	406	333
MASTR Seasoned Securitization Trust, Ser 2004-1, Cl 4A1
2.496%, 10/25/2032 (A) (C)	9	9
MASTR Seasoned Securitization Trust, Ser 2005-1, Cl 4A1
2.436%, 10/25/2032 (A) (C)	79	79
Merrill Lynch Mortgage Investors Trust, Ser 2003-A4, Cl 2A
2.651%, 07/25/2033 (A) (C)	106	97
Merrill Lynch Mortgage Investors Trust, Ser 2004-1, Cl 2A1
2.164%, 12/25/2034 (A) (C)	345	346
Merrill Lynch Mortgage Investors Trust, Ser 2004-A, Cl A2
0.895%, 04/25/2029 (A) (C)	217	206
Merrill Lynch Mortgage Investors Trust, Ser 2004-A1, Cl 2A1
2.393%, 02/25/2034 (A) (C)	112	112
Merrill Lynch Mortgage Investors Trust, Ser 2004-A1, Cl 4A
2.602%, 02/25/2034 (A) (C)	861	865
Merrill Lynch Mortgage Investors Trust, Ser 2004-A4, Cl A2
2.496%, 08/25/2034 (A) (C)	185	189
Merrill Lynch Mortgage Investors Trust, Ser 2004-B, Cl A3
2.015%, 05/25/2029 (A) (C)	306	307

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Merrill Lynch Mortgage Investors Trust, Ser 2004-D, Cl A2
1.105%, 09/25/2029 (A) (C)	$236	$227
Merrill Lynch Mortgage Investors Trust, Ser 2005-1, Cl 2A1
2.129%, 04/25/2035 (A) (C)	36	34
Merrill Lynch Mortgage Investors Trust, Ser 2006-1, Cl 1A
2.476%, 02/25/2036 (A) (C)	249	242
Merrill Lynch Mortgage Trust, Ser 2005-CIP1, Cl A4
5.047%, 07/12/2038 (A)	47	47
ML-CFC Commercial Mortgage Trust, Ser 2006-4, Cl XC, IO
0.607%, 12/12/2049 (A) (C)	11,121	90
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2012-C5, Cl XA, IO
1.827%, 08/15/2045 (A) (C)	4,905	383
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2013-C10, Cl A1
1.394%, 07/15/2046	1,833	1,843
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2013-C10, Cl A4
4.082%, 07/15/2046 (A)	1,600	1,763
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2013-C7, Cl AS
3.214%, 02/15/2046	207	212
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2013-C9, Cl A2
1.970%, 05/15/2046	602	609
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2015-C22, Cl A3
3.046%, 05/15/2046	3,478	3,496
Morgan Stanley Capital I Trust, Ser 2011-C2, Cl A2
3.476%, 06/15/2044 (C)	1,975	2,011
Morgan Stanley Capital I Trust, Ser 2014-CPT, Cl AM
3.402%, 07/13/2029 (A) (C)	4,570	4,775
Morgan Stanley Capital I Trust, Ser 2014-CPT, Cl B
3.446%, 07/13/2029 (A) (C)	3,870	4,022
Morgan Stanley Capital I, Ser 2007-HQ11, Cl X, IO
0.214%, 02/12/2044 (A) (C)	32,229	100
Morgan Stanley Capital I, Ser 2011-C3, Cl A2
3.224%, 07/15/2049	9,585	9,817

124	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Morgan Stanley Mortgage Loan Trust, Ser 2004-3, Cl 4A
5.686%, 04/25/2034 (A) (C)	$348	$366
Morgan Stanley Mortgage Loan Trust, Ser 2007-3XS, Cl 2A3S
5.858%, 01/25/2047	23	17
Morgan Stanley Re-REMIC Trust, Ser 2012-IO, Cl AXA
1.000%, 03/27/2051 (C)	679	678
Morgan Stanley Re-REMIC Trust, Ser 2012-XA, Cl A
2.000%, 07/27/2049 (C)	1,243	1,242
Morgan Stanley Re-REMIC Trust, Ser 2012-XA, Cl B
0.250%, 07/27/2049 (C)	400	356
MSCG Trust, Ser 2015-ALDR, Cl A2
3.577%, 06/07/2035 (C)	2,030	2,082
New York Mortgage Trust, Ser 2006-1, Cl 2A2
2.603%, 05/25/2036 (A) (C)	360	325
Nomura Resecuritization Trust, Ser 2010-6RA, Cl 1A5
2.650%, 03/26/2036 (A) (C)	278	277
Nomura Resecuritization Trust, Ser 2014-1R, Cl 3A1
0.324%, 07/26/2036 (A) (C)	2,077	2,051
Northstar, Ser 2013-1A, Cl A
2.031%, 08/25/2029 (A) (C)	509	509
Northstar, Ser 2013-1A, Cl B
5.181%, 08/25/2029 (A) (C)	500	505
ORES NPL LLC, Ser 2013-LV2, Cl A
3.081%, 09/25/2025 (C)	261	261
Prime Mortgage Trust, Ser 2004-CL1, Cl 1A1
6.000%, 02/25/2034 (C)	133	140
Prime Mortgage Trust, Ser 2004-CL1, Cl 1PO, PO
0.000%, 02/25/2034 (B) (C)	35	28
Prime Mortgage Trust, Ser 2006-DR1, Cl 2A1
5.500%, 05/25/2035 (C)	1,823	1,778
RAIT Trust, Ser 2014-FL3, Cl A
1.428%, 12/15/2031 (A) (C)	523	527
RALI Trust, Ser 2003-QS15, Cl A7
5.500%, 08/25/2033 (C)	762	777
RALI Trust, Ser 2003-QS18, Cl A1
5.000%, 09/25/2018 (C)	116	118
RALI Trust, Ser 2003-QS19, Cl A1
5.750%, 10/25/2033 (C)	243	256
RALI Trust, Ser 2004-QS7, Cl A4
5.500%, 05/25/2034 (C)	1,395	1,428
RALI Trust, Ser 2005-QO2, Cl A1
1.507%, 09/25/2045 (A) (C)	722	619

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

RALI Trust, Ser 2005-QO5, Cl A1
1.147%, 01/25/2046 (A) (C)	$1,052	$738
RAMP Trust, Ser 2004-SL1, Cl A8
6.500%, 11/25/2031 (C)	344	354
RAMP Trust, Ser 2005-SL1, Cl A5
6.500%, 05/25/2032 (C)	36	33
RBSSP Resecuritization Trust, Ser 2010-12, Cl 8A1
4.000%, 06/27/2021 (C)	2	2
RBSSP Resecuritization Trust, Ser 2010-9, Cl 7A5
4.000%, 05/26/2037 (A) (C)	303	307
RBSSP Resecuritization Trust, Ser 2012-3, Cl 3A1
0.324%, 09/26/2036 (A) (C)	468	448
RCMC LLC, Ser 2012-CRE1, Cl A
5.624%, 11/15/2044 (C)	458	469
Residential Asset Mortgage Products, Ser 2004-SL1, Cl A7
7.000%, 11/25/2031 (C)	87	92
Residential Asset Mortgage Products, Ser 2004-SL3, Cl A2
6.500%, 12/25/2031 (C)	553	578
Residential Asset Securitization Trust, Ser 2003-A5, Cl A1
5.500%, 06/25/2033 (C)	218	222
Residential Asset Securitization Trust, Ser 2004-IP2, Cl 2A1
2.480%, 12/25/2034 (A) (C)	863	865
RFMSI Trust, Ser 2003-S4, Cl A4
5.750%, 03/25/2033 (C)	169	173
Salomon Brothers Mortgage Securities VII, Ser 2003-HYB1, Cl A
2.494%, 09/25/2033 (A) (C)	320	324
Sequoia Mortgage Trust, Ser 2004-12, Cl A3
0.664%, 01/20/2035 (A) (C)	427	392
Springleaf Mortgage Loan Trust, Ser 2012-2A, Cl M4
6.000%, 10/25/2057 (A) (C)	800	829
Springleaf Mortgage Loan Trust, Ser 2012-3A, Cl M1
2.660%, 12/25/2059 (A) (C)	432	434
Springleaf Mortgage Loan Trust, Ser 2012-3A, Cl M2
3.560%, 12/25/2059 (A) (C)	330	333
Springleaf Mortgage Loan Trust, Ser 2012-3A, Cl M3
4.440%, 12/25/2059 (A) (C)	253	258
Springleaf Mortgage Loan Trust, Ser 2012-3A, Cl M4
5.300%, 12/25/2059 (A) (C)	121	125

SEI Institutional Investments Trust / Annual Report / May 31, 2015	125

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Springleaf Mortgage Loan Trust, Ser 2013-2A, Cl A
1.780%, 12/25/2065 (A) (C)	$839	$841
Structured Adjustable Rate Mortgage Loan Trust, Ser 2004-6, Cl 5A4
2.341%, 06/25/2034 (A) (C)	147	147
Structured Adjustable Rate Mortgage Loan Trust, Ser 2005-19XS, Cl 1A1
0.505%, 10/25/2035 (A) (C)	3,074	2,672
Structured Agency Credit Risk Debt Notes, Ser 2014-DN1, Cl M2
2.381%, 02/25/2024 (A) (C)	1,580	1,598
Structured Asset Mortgage Investments II Trust, Ser 2005-AR1, Cl A1
0.661%, 04/19/2035 (A) (C)	3,379	3,121
Structured Asset Mortgage Investments, Ser 2004-AR5, Cl 1A1
0.846%, 10/19/2034 (A) (C)	231	221
Structured Asset Securities Mortgage Pass-Through Certificates, Ser 2001-15A, Cl 4A1
2.185%, 10/25/2031 (A) (C)	48	48
Structured Asset Securities Mortgage Pass-Through Certificates, Ser 2003-32, Cl 1A1
5.489%, 11/25/2033 (A) (C)	88	91
Structured Asset Securities Mortgage Pass-Through Certificates, Ser 2003-33H, Cl 1A1
5.500%, 10/25/2033 (C)	417	426
Structured Asset Securities Mortgage Pass-Through Certificates, Ser 2004-5H, Cl A4
5.540%, 12/25/2033 (C)	461	474
Structured Asset Securities, Ser 2003-31A, Cl 2A7
2.436%, 10/25/2033 (A) (C)	5,420	5,328
Structured Asset Securities, Ser 2003-37A, Cl 2A
3.732%, 12/25/2033 (A) (C)	126	126
Thornburg Mortgage Securities Trust, Ser 2003-4, Cl A1
0.825%, 09/25/2043 (A) (C)	505	488
UBS Commercial Mortgage Trust, Ser 2012-C1, Cl XA, IO
2.270%, 05/10/2045 (A) (C)	5,525	609

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

UBS-BAMLL Trust, Ser 2012-WRM, Cl A
3.663%, 06/10/2030 (C)	$400	$419
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C2, Cl A2
2.113%, 05/10/2063	964	981
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C2, Cl XA, IO
1.739%, 05/10/2063 (A) (C)	3,577	260
UBS-Barclays Commercial Mortgage Trust, Ser 2013-C5, Cl A4
3.185%, 03/10/2046	492	509
UBS-Barclays Commercial Mortgage Trust, Ser 2013-C6, Cl A4
3.244%, 04/10/2046	54	56
VML, Ser 2014-NPL1, Cl A1
3.875%, 04/27/2054 (A) (C)	302	303
VNO Mortgage Trust, Ser 2012-6AVE, Cl A
2.996%, 11/15/2030 (C)	100	102
Wachovia Bank Commercial Mortgage Trust, Ser 2006-C26, Cl XC, IO
0.050%, 06/15/2045 (A) (C)	78,016	59
Wachovia Bank Commercial Mortgage Trust, Ser 2007-C30, Cl AM
5.383%, 12/15/2043	560	592
WaMu Mortgage Pass-Through Certificates Trust, Ser 2002-AR18, Cl A
2.511%, 01/25/2033 (A) (C)	214	216
WaMu Mortgage Pass-Through Certificates Trust, Ser 2002-AR6, Cl A
1.547%, 06/25/2042 (A) (C)	67	65
WaMu Mortgage Pass-Through Certificates Trust, Ser 2003-AR10, Cl A7
2.419%, 10/25/2033 (A) (C)	263	268
WaMu Mortgage Pass-Through Certificates Trust, Ser 2003-AR6, Cl A1
2.452%, 06/25/2033 (A) (C)	253	253
WaMu Mortgage Pass-Through Certificates Trust, Ser 2003-AR7, Cl A7
2.299%, 08/25/2033 (A) (C)	217	218

126	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

WaMu Mortgage Pass-Through Certificates Trust, Ser 2003-AR8, Cl A
2.381%, 08/25/2033 (A) (C)	$146	$150
WaMu Mortgage Pass-Through Certificates Trust, Ser 2003-AR9, Cl 1A6
2.405%, 09/25/2033 (A) (C)	477	481
WaMu Mortgage Pass-Through Certificates Trust, Ser 2003-AR9, Cl 2A
2.441%, 09/25/2033 (A) (C)	169	168
WaMu Mortgage Pass-Through Certificates Trust, Ser 2003-MS1, Cl 1A
5.000%, 02/25/2018 (C)	50	50
WaMu Mortgage Pass-Through Certificates Trust, Ser 2003-S13, Cl 21A1
4.500%, 12/25/2018 (C)	83	85
WaMu Mortgage Pass-Through Certificates Trust, Ser 2003-S4, Cl 2A10
16.954%, 06/25/2033 (A) (C)	40	45
WaMu Mortgage Pass-Through Certificates Trust, Ser 2003-S9, Cl A8
5.250%, 10/25/2033 (C)	756	776
WaMu Mortgage Pass-Through Certificates Trust, Ser 2004-AR3, Cl A1
2.459%, 06/25/2034 (A) (C)	136	137
WaMu Mortgage Pass-Through Certificates Trust, Ser 2004-AR3, Cl A2
2.459%, 06/25/2034 (A) (C)	178	179
WaMu Mortgage Pass-Through Certificates Trust, Ser 2004-CB2, Cl 7A
5.500%, 08/25/2019 (C)	209	214
WaMu Mortgage Pass-Through Certificates Trust, Ser 2004-S2, Cl 2A4
5.500%, 06/25/2034 (C)	483	505
WaMu Mortgage Pass-Through Certificates Trust, Ser 2005-AR13, Cl A1A1
0.475%, 10/25/2045 (A) (C)	3,290	3,060
WaMu Mortgage Pass-Through Certificates Trust, Ser 2005-AR15, Cl A1A2
0.465%, 11/25/2045 (A) (C)	3,951	3,434

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

WaMu Mortgage Pass-Through Certificates Trust, Ser 2005-AR19, Cl A1A2
0.475%, 12/25/2045 (A) (C)	$3,605	$3,289
WaMu Mortgage Pass-Through Certificates Trust, Ser 2006-AR1, Cl 1A1B
1.217%, 01/25/2046 (A) (C)	2,422	917
WaMu Mortgage Pass-Through Certificates Trust, Ser 2006-AR13, Cl 2A
2.198%, 10/25/2046 (A) (C)	842	763
WaMu Mortgage Pass-Through Certificates Trust, Ser 2006-AR14, Cl 1A4
1.960%, 11/25/2036 (A) (C)	269	238
WaMu Mortgage Pass-Through Certificates Trust, Ser 2006-AR17, Cl 1A1B
0.946%, 12/25/2046 (A) (C)	403	166
WaMu Mortgage Pass-Through Certificates Trust, Ser 2006-AR17, Cl 2A
2.198%, 12/25/2046 (A) (C)	395	363
WaMu Mortgage Pass-Through Certificates Trust, Ser 2007-HY1, Cl 1A1
2.165%, 02/25/2037 (A) (C)	3,035	2,527
Washington Mutual Mortgage Pass-Through Certificates, Ser 2005-3, Cl CX, IO
5.500%, 05/25/2035 (C)	447	92
Washington Mutual MSC Mortgage Pass-Through Certificates Trust, Ser 2003-MS8, Cl 1P, PO
0.000%, 05/25/2033 (B) (C)	59	51
Washington Mutual MSC Mortgage Pass-Through Certificates Trust, Ser 2003-MS9, Cl 2P, PO
0.000%, 04/25/2033 (B) (C)	135	124
Washington Mutual MSC Mortgage Pass-Through Certificates, Ser 2003-MS2, Cl 1A1
5.750%, 02/25/2033 (C)	58	62
Wells Fargo Mortgage Loan Trust, Ser 2012-RR1, Cl A1
2.847%, 08/27/2037 (A) (C)	151	151
Wells Fargo Mortgage-Backed Securities Trust, Ser 2003-K, Cl 1A1
2.490%, 11/25/2033 (A) (C)	250	251
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-B, Cl A1
2.490%, 02/25/2034 (A) (C)	168	167

SEI Institutional Investments Trust / Annual Report / May 31, 2015	127

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-E, Cl A2
2.748%, 05/25/2034 (A) (C)	$40	$40
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-EE, Cl 2A1
2.652%, 12/25/2034 (A) (C)	337	339
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-EE, Cl 2A2
2.652%, 12/25/2034 (A) (C)	225	228
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-EE, Cl 3A1
2.525%, 12/25/2034 (A) (C)	113	114
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-EE, Cl 3A2
2.497%, 12/25/2034 (A) (C)	169	170
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-I, Cl 1A1
2.606%, 07/25/2034 (A) (C)	412	416
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-O, Cl A1
2.615%, 08/25/2034 (A) (C)	93	93
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-P, Cl 2A1
2.614%, 09/25/2034 (A) (C)	677	679
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-V, Cl 1A1
2.625%, 10/25/2034 (A) (C)	311	313
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-V, Cl 1A2
2.625%, 10/25/2034 (A) (C)	248	252
Wells Fargo Mortgage-Backed Securities Trust, Ser 2005-AR14, Cl A1
5.284%, 08/25/2035 (A) (C)	223	221
Wells Fargo Mortgage-Backed Securities Trust, Ser 2005-AR3, Cl 1A1
2.666%, 03/25/2035 (A) (C)	1,438	1,448
Wells Fargo Mortgage-Backed Securities Trust, Ser 2005-AR8, Cl 2A1
2.603%, 06/25/2035 (A) (C)	433	435
Wells Fargo Mortgage-Backed Securities Trust, Ser 2005-AR9, Cl 2A1
2.592%, 10/25/2033 (A) (C)	145	146

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Wells Fargo Mortgage-Backed Securities Trust, Ser 2006-AR18, Cl 1A1
5.733%, 11/25/2036 (A) (C)	$366	$360
Wells Fargo Mortgage-Backed Securities Trust, Ser 2006-AR8, Cl 1A3
2.625%, 04/25/2036 (A) (C)	404	402
Wells Fargo Mortgage-Backed Securities Trust, Ser 2006-AR8, Cl 3A1
2.410%, 04/25/2036 (A) (C)	6,826	6,937
Wells Fargo Re-REMIC Trust, Ser 2012-IO, Cl A
1.750%, 08/20/2021 (C)	304	304
WFRBS Commercial Mortgage Trust, Ser 2012-C10, Cl XA, IO
1.780%, 12/15/2045 (A) (C)	7,290	678
WFRBS Commercial Mortgage Trust, Ser 2012-C7, Cl A2
3.431%, 06/15/2045	2,420	2,558
WFRBS Commercial Mortgage Trust, Ser 2012-C7, Cl XA, IO
1.564%, 06/15/2045 (A) (C)	3,091	254
WFRBS Commercial Mortgage Trust, Ser 2012-C8, Cl A1
0.864%, 08/15/2045	5,837	5,839
WFRBS Commercial Mortgage Trust, Ser 2012-C8, Cl A3
3.001%, 08/15/2045	3,740	3,855
WFRBS Commercial Mortgage Trust, Ser 2013-C12, Cl XA, IO
1.484%, 03/15/2048 (A) (C)	14,731	1,132
WFRBS Commercial Mortgage Trust, Ser 2014-C19, Cl B
4.723%, 03/15/2047 (A)	210	230
WFRBS Commercial Mortgage Trust, Ser 2014-C19, Cl XA, IO
1.303%, 03/15/2047 (A)	5,296	395
WFRBS Commercial Mortgage Trust, Ser 2014-C21, Cl AS
3.891%, 08/15/2047	1,320	1,409
WFRBS Commercial Mortgage Trust, Ser 2014-C21, Cl B
4.213%, 08/15/2047 (A)	2,180	2,312
WFRBS Commercial Mortgage Trust, Ser 2014-C21, Cl XA, IO
1.194%, 08/15/2047 (A)	16,049	1,232
WFRBS Commercial Mortgage Trust, Ser 2014-C23, Cl XA, IO
0.719%, 10/15/2057 (A)	27,740	1,282
WFRBS Commercial Mortgage Trust, Ser 2014-C24, Cl AS
3.931%, 11/15/2047	1,330	1,414

		401,329

Total Mortgage-Backed Securities (Cost $1,806,119) ($ Thousands)		1,840,714

128	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS — 26.6%

Consumer Discretionary — 1.9%
21st Century Fox America
8.875%, 04/26/2023	$150	$204
7.300%, 04/30/2028	150	190
6.650%, 11/15/2037	310	393
6.200%, 12/15/2034	265	321
Amazon.com
4.950%, 12/05/2044	4,130	4,235
4.800%, 12/05/2034	100	104
3.800%, 12/05/2024	2,255	2,323
3.300%, 12/05/2021	120	123
Bed Bath & Beyond
5.165%, 08/01/2044	840	865
4.915%, 08/01/2034	190	194
Best Buy
5.000%, 08/01/2018	237	250
CBS
4.900%, 08/15/2044	135	131
Coach
4.250%, 04/01/2025	1,110	1,091
Comcast
6.950%, 08/15/2037	1,040	1,388
6.550%, 07/01/2039	340	440
6.450%, 03/15/2037	290	367
6.400%, 03/01/2040	280	361
5.850%, 11/15/2015	648	664
4.600%, 08/15/2045	490	509
4.400%, 08/15/2035	4,630	4,762
4.250%, 01/15/2033	420	425
4.200%, 08/15/2034	570	571
3.375%, 02/15/2025	800	812
3.375%, 08/15/2025	1,940	1,967
Comcast Cable Communications Holdings
9.455%, 11/15/2022	660	942
CVS Health
5.750%, 05/15/2041	280	335
2.750%, 12/01/2022	230	226
CVS Pass-Through Trust
6.036%, 12/10/2028	2,128	2,492
5.926%, 01/10/2034 (C)	184	217
5.880%, 01/10/2028	143	163
5.789%, 01/10/2026 (C)	1,309	1,470
Daimler Finance North America LLC
3.300%, 05/19/2025 (C)	475	481
2.625%, 09/15/2016 (C)	389	397
2.375%, 08/01/2018 (C)	4,410	4,510
1.875%, 01/11/2018 (C)	1,241	1,250
1.125%, 03/10/2017 (C)	2,585	2,586
DIRECTV Holdings
4.450%, 04/01/2024	1,450	1,522
3.800%, 03/15/2022	945	971

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

DIRECTV Holdings LLC
3.950%, 01/15/2025	$1,970	$1,990
Discovery Communications
4.950%, 05/15/2042	115	111
Ford Motor
4.750%, 01/15/2043	2,480	2,523
Ford Motor Credit LLC
3.664%, 09/08/2024	920	924
3.219%, 01/09/2022	1,565	1,578
2.597%, 11/04/2019	2,520	2,533
2.459%, 03/27/2020	540	536
Gap
5.950%, 04/12/2021	236	272
General Motors
5.000%, 04/01/2035	770	778
3.500%, 10/02/2018	1,745	1,794
General Motors Financial
4.750%, 08/15/2017	2,250	2,379
3.450%, 04/10/2022	1,395	1,374
Historic TW
9.150%, 02/01/2023	300	407
Home Depot
4.250%, 04/01/2046	940	945
2.625%, 06/01/2022	1,835	1,835
Hyundai Capital America
2.600%, 03/19/2020 (C)	1,540	1,554
2.125%, 10/02/2017 (C)	650	657
2.000%, 03/19/2018 (C)	615	619
Johnson Controls
5.250%, 12/01/2041	100	109
4.950%, 07/02/2064	365	366
3.750%, 12/01/2021	289	304
Kohl’s
6.250%, 12/15/2017	255	284
Lowe’s MTN
7.110%, 05/15/2037	250	336
5.125%, 11/15/2041	48	55
LVMH Moet Hennessy Louis Vuitton
1.625%, 06/29/2017 (C)	802	810
Macy’s Retail Holdings
7.450%, 07/15/2017	120	135
6.900%, 04/01/2029	100	127
5.125%, 01/15/2042	54	58
4.300%, 02/15/2043	153	146
2.875%, 02/15/2023	232	228
McDonald’s MTN
5.350%, 03/01/2018	670	741
4.600%, 05/26/2045	620	628
2.200%, 05/26/2020	910	909
NBCUniversal Media LLC
4.375%, 04/01/2021	820	901
Nissan Motor Acceptance
1.800%, 03/15/2018 (C)	255	257

SEI Institutional Investments Trust / Annual Report / May 31, 2015	129

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

QVC
5.950%, 03/15/2043	$50	$49
Scripps Networks Interactive
3.950%, 06/15/2025	1,090	1,095
3.900%, 11/15/2024	1,130	1,148
3.500%, 06/15/2022	640	640
2.800%, 06/15/2020	915	912
Time Warner
7.700%, 05/01/2032	2,530	3,441
7.625%, 04/15/2031	2,985	3,999
6.500%, 11/15/2036	50	60
6.250%, 03/29/2041	355	411
5.375%, 10/15/2041	37	39
4.750%, 03/29/2021	780	859
4.700%, 01/15/2021	670	736
Time Warner Cable
8.250%, 04/01/2019	2,890	3,424
7.300%, 07/01/2038	100	117
6.550%, 05/01/2037	2,056	2,220
4.125%, 02/15/2021	110	114
Time Warner Entertainment
8.375%, 07/15/2033	1,380	1,747
Viacom
5.250%, 04/01/2044	550	536
4.850%, 12/15/2034	1,856	1,795
4.250%, 09/01/2023	430	445
3.875%, 12/15/2021	200	206
3.250%, 03/15/2023	44	43
Volkswagen Group of America Finance LLC
2.450%, 11/20/2019 (C)	1,600	1,622
2.400%, 05/22/2020 (C)	1,570	1,581
Volkswagen International Finance
2.375%, 03/22/2017 (C)	146	149
1.125%, 11/18/2016 (C)	2,835	2,842
Walgreens Boots Alliance
4.800%, 11/18/2044	580	574
4.500%, 11/18/2034	64	64
Wal-Mart Stores
5.800%, 02/15/2018	1,760	1,978
4.300%, 04/22/2044	3,240	3,361
3.300%, 04/22/2024	175	181
Walt Disney MTN
0.450%, 12/01/2015	125	125
Yum! Brands
5.350%, 11/01/2043	725	734

		106,702

Consumer Staples — 1.5%
Altria Group
9.950%, 11/10/2038	290	485
9.250%, 08/06/2019	2,120	2,696
5.375%, 01/31/2044	880	943
4.750%, 05/05/2021	1,260	1,396

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

4.500%, 05/02/2043	$940	$917
2.850%, 08/09/2022	1,690	1,658
2.625%, 01/14/2020	1,670	1,682
Anheuser-Busch InBev Finance
2.625%, 01/17/2023	1,080	1,053
Anheuser-Busch InBev Worldwide
7.750%, 01/15/2019	3,515	4,213
5.375%, 01/15/2020	2,360	2,692
2.500%, 07/15/2022	2,086	2,042
Bunge Finance
5.900%, 04/01/2017	107	115
Cargill
6.000%, 11/27/2017 (C)	100	111
Coca-Cola Femsa
2.375%, 11/26/2018	2,020	2,056
ConAgra Foods
2.100%, 03/15/2018	69	69
1.900%, 01/25/2018	405	405
Diageo Investment
2.875%, 05/11/2022	3,730	3,752
EMD Finance LLC
2.400%, 03/19/2020 (C)	2,240	2,256
1.700%, 03/19/2018 (C)	1,930	1,937
ERAC USA Finance LLC
6.700%, 06/01/2034 (C)	221	276
5.625%, 03/15/2042 (C)	1,273	1,433
4.500%, 02/15/2045 (C)	405	390
Heineken
1.400%, 10/01/2017 (C)	770	772
Imperial Tobacco Finance
2.050%, 02/11/2018 (C)	790	792
Kimberly-Clark
2.400%, 03/01/2022	36	36
Kraft Foods Group
6.500%, 02/09/2040	700	866
6.125%, 08/23/2018	100	113
5.375%, 02/10/2020	847	953
5.000%, 06/04/2042	660	683
3.500%, 06/06/2022	3,495	3,569
Kroger
7.500%, 04/01/2031	280	373
6.900%, 04/15/2038	570	745
5.400%, 07/15/2040	45	52
2.950%, 11/01/2021	1,215	1,224
Lorillard Tobacco
8.125%, 06/23/2019	570	691
3.750%, 05/20/2023	770	770
Molson Coors Brewing
3.500%, 05/01/2022 (D)	220	226
Mondelez International
4.000%, 02/01/2024	4,390	4,673
Novartis Capital
2.400%, 09/21/2022	200	199

130	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

PepsiCo
7.900%, 11/01/2018	$339	$410
4.250%, 10/22/2044	640	644
2.750%, 04/30/2025	815	796
1.850%, 04/30/2020	1,285	1,277
1.250%, 04/30/2018	830	829
Pernod Ricard
5.750%, 04/07/2021 (C)	1,857	2,127
5.500%, 01/15/2042 (C) (D)	1,400	1,595
4.450%, 01/15/2022 (C)	1,890	2,044
Philip Morris International
2.900%, 11/15/2021	1,750	1,794
2.500%, 08/22/2022	1,530	1,499
Reynolds American
6.150%, 09/15/2043	640	723
3.250%, 11/01/2022	810	798
Sysco
3.000%, 10/02/2021	2,002	2,042
2.350%, 10/02/2019	2,750	2,795
Tyson Foods
5.150%, 08/15/2044	1,750	1,903
3.950%, 08/15/2024	680	706
UBM
5.750%, 11/03/2020 (C)	850	935
Walgreen
3.100%, 09/15/2022	234	232
Walgreens Boots Alliance
3.300%, 11/18/2021	2,463	2,490
Wm Wrigley Jr
3.375%, 10/21/2020 (C)	1,960	2,036
2.900%, 10/21/2019 (C)	2,843	2,909
2.400%, 10/21/2018 (C)	1,085	1,108
2.000%, 10/20/2017 (C)	550	557

		81,563

Energy — 3.4%
Anadarko Holding
7.150%, 05/15/2028	150	193
Anadarko Petroleum
6.375%, 09/15/2017	2,430	2,684
4.500%, 07/15/2044	1,000	966
ANR Pipeline
9.625%, 11/01/2021	100	136
Apache
6.900%, 09/15/2018	180	208
5.625%, 01/15/2017	370	396
3.250%, 04/15/2022	56	56
Baker Hughes
7.500%, 11/15/2018	2,020	2,408
BG Energy Capital
5.125%, 10/15/2041 (C)	200	221
4.000%, 10/15/2021 (C)	2,775	2,973
BP Capital Markets
3.561%, 11/01/2021	110	116
3.535%, 11/04/2024	300	302

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

3.506%, 03/17/2025	$2,325	$2,345
3.245%, 05/06/2022	950	965
2.248%, 11/01/2016	159	162
Buckeye Partners
5.850%, 11/15/2043	40	40
Burlington Resources
8.200%, 03/15/2025	400	530
Canadian Natural Resources
7.200%, 01/15/2032	150	186
6.450%, 06/30/2033	200	238
Canadian Oil Sands
6.000%, 04/01/2042 (C)	883	814
Cenovus Energy
6.750%, 11/15/2039	21	25
4.450%, 09/15/2042	56	51
3.000%, 08/15/2022	45	43
Chevron
3.191%, 06/24/2023	95	98
2.411%, 03/03/2022	1,960	1,951
2.355%, 12/05/2022	160	156
1.365%, 03/02/2018	2,285	2,291
CNOOC Finance 2013
3.000%, 05/09/2023	253	244
CNOOC Finance 2015 USA LLC
3.500%, 05/05/2025	2,900	2,877
Conoco Funding
6.950%, 04/15/2029	995	1,314
ConocoPhillips
5.750%, 02/01/2019	50	57
4.150%, 11/15/2034	2,065	2,085
2.875%, 11/15/2021	935	953
2.200%, 05/15/2020	485	487
Continental Resources
5.000%, 09/15/2022	60	60
4.900%, 06/01/2044	1,000	871
4.500%, 04/15/2023	415	409
Devon Energy
6.300%, 01/15/2019	100	114
5.600%, 07/15/2041	1,480	1,626
4.750%, 05/15/2042	127	127
3.250%, 05/15/2022	2,415	2,423
Devon Financing
7.875%, 09/30/2031	520	693
Diamond Offshore Drilling
4.875%, 11/01/2043	283	236
Ecopetrol
7.375%, 09/18/2043	650	699
5.875%, 05/28/2045	2,030	1,877
4.125%, 01/16/2025	167	158
Encana
5.150%, 11/15/2041	2,525	2,494
Energy Transfer Equity
5.500%, 06/01/2027	625	629
Energy Transfer Partners
8.250%, 11/15/2029	4,295	5,673
5.150%, 03/15/2045	472	443

SEI Institutional Investments Trust / Annual Report / May 31, 2015	131

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

4.050%, 03/15/2025	$1,130	$1,102
3.296%, 11/01/2066 (A)	485	420
Eni
5.700%, 10/01/2040 (C)	200	214
EnLink Midstream Partners
5.050%, 04/01/2045	1,470	1,403
4.150%, 06/01/2025	1,085	1,087
Ensco
5.750%, 10/01/2044	56	54
5.200%, 03/15/2025	355	366
Enterprise Products Operating LLC
5.100%, 02/15/2045	32	33
4.950%, 10/15/2054	55	54
4.900%, 05/15/2046	640	642
4.850%, 03/15/2044	465	467
3.900%, 02/15/2024	99	102
3.750%, 02/15/2025	1,004	1,021
3.700%, 02/15/2026	1,225	1,231
2.550%, 10/15/2019	104	105
EOG Resources
4.100%, 02/01/2021	150	163
2.625%, 03/15/2023	88	87
Exxon Mobil
3.567%, 03/06/2045	1,500	1,431
2.709%, 03/06/2025	1,955	1,943
1.912%, 03/06/2020	1,960	1,970
1.305%, 03/06/2018	1,670	1,674
Florida Gas Transmission LLC
7.900%, 05/15/2019 (C)	1,850	2,198
3.875%, 07/15/2022 (C)	2,170	2,224
Halliburton
6.150%, 09/15/2019	300	349
Hess
8.125%, 02/15/2019	1,020	1,224
Kerr-McGee
6.950%, 07/01/2024	3,535	4,407
Kinder Morgan
6.950%, 06/01/2028	2,250	2,624
5.550%, 06/01/2045	755	738
5.300%, 12/01/2034	425	415
4.300%, 06/01/2025	5,330	5,340
Kinder Morgan Energy Partners
6.500%, 04/01/2020	3,327	3,834
4.300%, 05/01/2024	1,110	1,113
4.100%, 11/15/2015	1,520	1,541
Magellan Midstream Partners
3.200%, 03/15/2025	57	56
Marathon Petroleum
5.000%, 09/15/2054	320	307
MPLX
4.000%, 02/15/2025	405	405
Nabors Industries
5.000%, 09/15/2020	310	321
National Oilwell Varco
1.350%, 12/01/2017	81	81

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Newfield Exploration
5.625%, 07/01/2024	$1,065	$1,121
Noble Energy
5.250%, 11/15/2043	150	153
5.050%, 11/15/2044	86	86
4.150%, 12/15/2021	2,180	2,301
3.900%, 11/15/2024	1,200	1,215
Noble Holding International
5.250%, 03/15/2042	119	95
4.000%, 03/16/2018	48	49
3.950%, 03/15/2022	40	37
Occidental Petroleum
3.125%, 02/15/2022	810	828
2.700%, 02/15/2023	150	148
1.750%, 02/15/2017	153	155
ONEOK Partners
6.650%, 10/01/2036	75	79
2.000%, 10/01/2017	1,175	1,175
Panhandle Eastern Pipeline
8.125%, 06/01/2019	1,161	1,381
Petrobras Global Finance
6.250%, 03/17/2024 (D)	2,284	2,269
4.875%, 03/17/2020	1,460	1,417
4.375%, 05/20/2023	196	175
Petrobras International Finance
7.875%, 03/15/2019	200	215
6.750%, 01/27/2041	300	281
6.125%, 10/06/2016	700	723
5.750%, 01/20/2020	1,127	1,126
5.375%, 01/27/2021	6,160	6,009
Petro-Canada
7.875%, 06/15/2026	100	137
6.800%, 05/15/2038	200	259
6.050%, 05/15/2018	100	112
Petroleos Mexicanos
6.625%, 06/15/2035	5,602	6,291
6.375%, 01/23/2045	4,470	4,850
5.625%, 01/23/2046 (C)	1,175	1,161
5.500%, 06/27/2044 (C)	300	292
4.875%, 01/18/2024	81	84
4.500%, 01/23/2026 (C)	795	797
4.250%, 01/15/2025 (C)	74	74
3.500%, 01/30/2023	785	759
2.378%, 04/15/2025	1,740	1,761
Phillips 66
4.875%, 11/15/2044	595	601
4.300%, 04/01/2022	57	61
2.950%, 05/01/2017	76	78
Plains All American Pipeline
4.900%, 02/15/2045	644	634
3.600%, 11/01/2024	200	197
2.600%, 12/15/2019	88	88
QEP Resources
5.375%, 10/01/2022	550	553

132	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Rowan
5.850%, 01/15/2044	$480	$420
5.400%, 12/01/2042	766	637
Sabine Pass LNG
7.500%, 11/30/2016 (C)	940	1,004
Schlumberger Investment
3.650%, 12/01/2023	100	105
3.300%, 09/14/2021 (C)	317	330
Shell International Finance
6.375%, 12/15/2038	840	1,095
4.375%, 03/25/2020	70	78
4.300%, 09/22/2019	500	550
3.400%, 08/12/2023	2,145	2,232
3.100%, 06/28/2015	165	165
Shell International Finance BV
4.375%, 05/11/2045	2,955	3,024
4.125%, 05/11/2035	8,480	8,559
2.125%, 05/11/2020	1,080	1,085
Sinopec Group Overseas Development 2012
2.750%, 05/17/2017 (C)	900	919
Sinopec Group Overseas Development 2014
4.375%, 04/10/2024 (C)	2,700	2,893
Spectra Energy Capital LLC
5.650%, 03/01/2020	375	412
Spectra Energy Partners
4.500%, 03/15/2045	1,700	1,602
Statoil
5.250%, 04/15/2019	200	226
3.700%, 03/01/2024	1,085	1,144
3.150%, 01/23/2022	100	103
3.125%, 08/17/2017	100	104
2.900%, 11/08/2020	1,435	1,487
2.450%, 01/17/2023	111	108
2.250%, 11/08/2019	1,225	1,244
Suncor Energy
3.600%, 12/01/2024	3,615	3,686
Sunoco Logistics Partners Operations
5.350%, 05/15/2045	1,068	1,047
5.300%, 04/01/2044	50	48
4.250%, 04/01/2024	78	79
Talisman Energy
3.750%, 02/01/2021	985	976
TC PipeLines
4.650%, 06/15/2021	412	433
Tennessee Gas Pipeline
8.375%, 06/15/2032	2,000	2,490
8.000%, 02/01/2016	3,205	3,341
Texas Eastern Transmission
2.800%, 10/15/2022 (C)	375	357
Tosco
8.125%, 02/15/2030	100	144

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Total Capital
4.125%, 01/28/2021	$74	$81
2.300%, 03/15/2016	300	304
Total Capital International
2.875%, 02/17/2022	2,515	2,552
2.750%, 06/19/2021	100	102
2.700%, 01/25/2023	138	136
1.550%, 06/28/2017	150	152
0.750%, 01/25/2016	45	45
TransCanada Pipelines
7.125%, 01/15/2019	200	234
6.500%, 08/15/2018	100	114
TransCanada PipeLines
4.625%, 03/01/2034	2,405	2,524
TransCanada Trust
5.625%, 05/20/2075 (A)	725	738
Transocean
7.350%, 12/15/2041	33	28
6.500%, 11/15/2020 (D)	275	262
6.375%, 12/15/2021	252	237
5.050%, 12/15/2016	360	374
3.000%, 10/15/2017 (D)	1,720	1,678
Valero Energy
7.500%, 04/15/2032	710	895
4.900%, 03/15/2045	1,010	996
Weatherford International
9.875%, 03/01/2039	250	299
6.500%, 08/01/2036	83	78
5.950%, 04/15/2042	945	855
4.500%, 04/15/2022	762	738
Western Gas Partners
5.375%, 06/01/2021	429	476
3.950%, 06/01/2025	1,155	1,147
Williams
8.750%, 03/15/2032	1,284	1,650
7.875%, 09/01/2021	1,334	1,632
7.750%, 06/15/2031	339	404
7.500%, 01/15/2031	9	10
Williams Partners
4.000%, 09/15/2025	1,120	1,104

		191,648

Financials — 11.1%
Aegon
2.138%, 07/29/2049 (A)	2,180	1,886
AIA Group MTN
3.200%, 03/11/2025 (C)	895	890
AIG Global Funding MTN
1.650%, 12/15/2017 (C)	97	97
AIG SunAmerica Global Financing X
6.900%, 03/15/2032 (C)	250	336
Allstate
3.150%, 06/15/2023	1,375	1,406

SEI Institutional Investments Trust / Annual Report / May 31, 2015	133

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

American Express Credit MTN
2.375%, 03/24/2017	$120	$123
2.375%, 05/26/2020	1,880	1,884
2.250%, 08/15/2019	3,165	3,188
1.750%, 06/12/2015	3,235	3,236
American Honda Finance MTN
7.625%, 10/01/2018 (C)	150	179
American International Group
6.400%, 12/15/2020	955	1,141
6.250%, 03/15/2037	2,578	2,839
4.500%, 07/16/2044	665	669
4.375%, 01/15/2055	580	548
3.875%, 01/15/2035	111	105
American Tower
4.000%, 06/01/2025‡	840	831
3.500%, 01/31/2023‡	1,481	1,461
3.450%, 09/15/2021‡	1,515	1,528
2.800%, 06/01/2020‡	1,040	1,034
American Tower Trust I
1.551%, 03/15/2018‡ (C)	135	135
Anadarko Finance
7.500%, 05/01/2031	240	314
ANZ New Zealand International
3.125%, 08/10/2015 (C)	190	191
Aon
6.250%, 09/30/2040	79	99
4.750%, 05/15/2045	655	667
3.500%, 09/30/2015	46	46
3.125%, 05/27/2016	235	240
Assurant
2.500%, 03/15/2018	1,545	1,570
Australia & New Zealand Banking Group
4.875%, 01/12/2021 (C)	137	155
3.250%, 03/01/2016 (C)	200	204
2.400%, 11/23/2016 (C)	453	462
0.556%, 10/29/2049 (A)	1,400	865
AvalonBay Communities MTN
3.950%, 01/15/2021‡	1,500	1,605
Bank of America MTN
6.500%, 08/01/2016	4,875	5,166
6.400%, 08/28/2017	350	386
6.100%, 06/15/2017	6,825	7,419
6.000%, 09/01/2017	1,760	1,923
5.750%, 12/01/2017	235	258
5.700%, 05/02/2017	1,870	2,006
5.650%, 05/01/2018	1,040	1,147
5.625%, 10/14/2016	7,715	8,155
5.625%, 07/01/2020	180	206
5.420%, 03/15/2017	4,230	4,505
5.000%, 05/13/2021	75	84
5.000%, 01/21/2044	4,650	5,044
4.875%, 04/01/2044	1,830	1,957
4.750%, 04/21/2045	415	399

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

4.250%, 10/22/2026	$1,200	$1,208
4.200%, 08/26/2024	3,720	3,779
4.100%, 07/24/2023	305	320
4.000%, 04/01/2024	2,110	2,199
4.000%, 01/22/2025	1,825	1,819
3.950%, 04/21/2025	555	550
3.300%, 01/11/2023	1,313	1,315
1.500%, 10/09/2015	3,510	3,519
0.571%, 06/15/2017 (A)	2,710	2,689
0.551%, 06/15/2016 (A)	2,700	2,692
Bank of Montreal MTN
2.550%, 11/06/2022	200	198
1.400%, 09/11/2017	100	101
Bank of New York Mellon MTN
3.550%, 09/23/2021	144	153
3.400%, 05/15/2024	5,665	5,842
3.250%, 09/11/2024	270	274
Bank of Nova Scotia
1.450%, 04/25/2018	300	300
Bank of Tokyo-Mitsubishi UFJ
2.350%, 02/23/2017 (C)	295	300
Barclays
4.375%, 09/11/2024	755	751
3.650%, 03/16/2025	1,210	1,184
Barclays Bank
6.050%, 12/04/2017 (C)	850	928
5.000%, 09/22/2016	4,760	5,005
2.500%, 09/21/2015 (C)	365	367
2.250%, 05/10/2017 (C) (D)	221	226
0.625%, 08/07/2049 (A)	380	239
Bear Stearns
7.250%, 02/01/2018	3,430	3,918
6.400%, 10/02/2017	3,370	3,741
4.650%, 07/02/2018	3,000	3,244
Berkshire Hathaway
4.500%, 02/11/2043	2,200	2,298
3.750%, 08/15/2021 (D)	488	531
2.200%, 08/15/2016	75	76
BlackRock
6.250%, 09/15/2017	100	111
3.500%, 03/18/2024	80	83
3.375%, 06/01/2022	100	105
Blackstone Holdings Finance LLC
5.875%, 03/15/2021 (C)	450	522
BNP Paribas MTN
2.375%, 09/14/2017	1,490	1,519
BPCE MTN
5.150%, 07/21/2024 (C)	1,550	1,624
1.625%, 01/26/2018	300	301
Branch Banking & Trust
5.625%, 09/15/2016	325	344
Capital One Bank USA
3.375%, 02/15/2023	300	299
1.150%, 11/21/2016	2,150	2,154

134	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Capital One Financial
3.500%, 06/15/2023	$250	$253
Caterpillar Financial Services MTN
7.150%, 02/15/2019	250	297
2.850%, 06/01/2022	155	157
CC Holdings GS V LLC
3.849%, 04/15/2023	245	245
Charles Schwab
3.225%, 09/01/2022	100	102
Chase Capital VI
0.903%, 08/01/2028 (A)	1,050	895
Citigroup
8.125%, 07/15/2039	100	151
6.125%, 05/15/2018	440	493
6.000%, 08/15/2017	3,845	4,208
5.875%, 01/30/2042	550	666
5.850%, 08/02/2016	300	316
5.500%, 02/15/2017	11,465	12,226
5.500%, 09/13/2025	1,370	1,527
5.375%, 08/09/2020	2,072	2,345
5.300%, 05/06/2044	300	324
4.300%, 11/20/2026	590	598
3.875%, 10/25/2023	151	157
3.500%, 05/15/2023	930	924
3.300%, 04/27/2025	2,490	2,449
2.500%, 09/26/2018	395	402
2.400%, 02/18/2020	1,975	1,972
1.700%, 07/25/2016	1,765	1,776
1.700%, 04/27/2018	2,505	2,492
1.550%, 08/14/2017	2,505	2,504
0.832%, 08/25/2036 (A)	3,239	2,555
Citigroup Capital III
7.625%, 12/01/2036	2,000	2,511
CME Group
3.000%, 09/15/2022	400	409
3.000%, 03/15/2025	1,240	1,233
CNA Financial
5.875%, 08/15/2020	134	154
3.950%, 05/15/2024	140	143
Comerica
3.000%, 09/16/2015	145	146
Commonwealth Bank of Australia
5.000%, 10/15/2019 (C)	900	1,007
2.250%, 03/16/2017 (C)	378	386
Compass Bank
3.875%, 04/10/2025	910	887
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
11.000%, 12/31/2049 (A) (C)	2,043	2,615
5.750%, 12/01/2043	710	831
4.625%, 12/01/2023	2,060	2,189
3.875%, 02/08/2022	300	319
3.375%, 05/21/2025	1,435	1,447

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Countrywide Financial
6.250%, 05/15/2016	$300	$313
Credit Agricole
8.375%, 12/31/2049 (A) (C)	3,250	3,835
4.375%, 03/17/2025 (C)	1,715	1,703
Credit Suisse Group Funding Guernsey
4.875%, 05/15/2045 (C)	2,765	2,802
3.750%, 03/26/2025 (C)	1,230	1,214
Credit Suisse NY
6.000%, 02/15/2018	990	1,093
3.625%, 09/09/2024	3,225	3,282
0.602%, 08/24/2015 (A)	6,000	6,000
DDR
4.625%, 07/15/2022‡	1,855	1,989
3.375%, 05/15/2023‡	1,785	1,755
Deutsche Bank
3.700%, 05/30/2024	453	460
1.350%, 05/30/2017	2,440	2,433
Discover Financial Services
3.750%, 03/04/2025	1,075	1,052
DNB Boligkreditt
2.000%, 05/28/2020 (C)	2,930	2,932
Equity Commonwealth
6.650%, 01/15/2018‡	255	275
5.875%, 09/15/2020‡	95	105
ERAC USA Finance LLC
4.500%, 08/16/2021 (C)	175	191
ERP Operating
5.750%, 06/15/2017‡	100	109
5.125%, 03/15/2016‡	1,000	1,033
4.625%, 12/15/2021‡	200	221
Farmers Exchange Capital
7.200%, 07/15/2048 (C)	1,788	2,285
Farmers Exchange Capital II
6.151%, 11/01/2053 (A) (C)	5,120	5,611
Federal Realty Investment Trust
3.950%, 01/15/2024‡	835	878
3.000%, 08/01/2022‡	605	605
Fifth Third Bank
2.875%, 10/01/2021	200	200
First Chicago NBD Institutional Capital I
0.830%, 02/01/2027 (A)	3,750	3,195
First Industrial MTN
7.500%, 12/01/2017	1,765	1,962
FMR LLC
6.450%, 11/15/2039 (C)	250	317
Ford Motor Credit LLC
8.125%, 01/15/2020	520	644
5.875%, 08/02/2021	3,110	3,604
5.000%, 05/15/2018	206	223
4.207%, 04/15/2016	200	205
3.984%, 06/15/2016	555	570
3.000%, 06/12/2017	500	513

SEI Institutional Investments Trust / Annual Report / May 31, 2015	135

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

General Electric Capital MTN
6.875%, 01/10/2039	$2,360	$3,305
6.750%, 03/15/2032	150	202
6.375%, 11/15/2067 (A)	4,505	4,910
6.150%, 08/07/2037	1,875	2,442
5.875%, 01/14/2038	1,725	2,166
5.625%, 05/01/2018	4,233	4,735
5.550%, 05/04/2020	590	684
5.500%, 01/08/2020	480	553
5.375%, 10/20/2016	1,500	1,591
5.300%, 02/11/2021	2,553	2,937
4.650%, 10/17/2021	140	157
4.625%, 01/07/2021	3,640	4,074
4.375%, 09/16/2020	60	66
2.250%, 11/09/2015	180	181
2.100%, 12/11/2019	356	361
0.754%, 08/15/2036 (A)	3,035	2,753
0.659%, 05/05/2026 (A)	1,600	1,524
Glitnir HF
7.451%, 09/14/2016 (C) (E) (F)	500	—
6.693%, 06/15/2016 (C) (F)	4,480	—
Goldman Sachs Capital II
4.000%, 06/01/2043 (A)	13,260	10,243
Goldman Sachs Group
7.500%, 02/15/2019	1,520	1,801
6.750%, 10/01/2037	4,702	5,774
6.250%, 02/01/2041	2,290	2,841
6.150%, 04/01/2018	7,500	8,371
6.000%, 06/15/2020	2,795	3,226
5.750%, 10/01/2016	1,505	1,597
5.250%, 07/27/2021	9,460	10,676
5.150%, 05/22/2045	1,695	1,730
3.750%, 05/22/2025	3,765	3,798
3.625%, 02/07/2016	470	479
3.625%, 01/22/2023	178	182
0.676%, 07/22/2015 (A)	45	45
HBOS MTN
6.750%, 05/21/2018 (C)	5,100	5,697
HCP
6.300%, 09/15/2016‡	940	1,000
6.000%, 01/30/2017‡	2,313	2,488
5.375%, 02/01/2021‡	105	118
4.000%, 06/01/2025‡	615	616
3.875%, 08/15/2024‡	4,506	4,524
2.625%, 02/01/2020‡	100	100
Health Care
5.250%, 01/15/2022‡	1,825	2,031
4.950%, 01/15/2021‡	6,340	7,023
4.700%, 09/15/2017‡	225	240
4.500%, 01/15/2024‡ (D)	183	194
Healthcare Realty Trust
5.750%, 01/15/2021‡	60	67

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Healthcare Trust of America Holdings
3.375%, 07/15/2021‡	$975	$990
Highwoods Properties
7.500%, 04/15/2018‡	1,339	1,543
Hongkong & Shanghai Banking
0.438%, 07/22/2049 (A)	195	123
HSBC Bank
4.750%, 01/19/2021 (C)	250	279
4.125%, 08/12/2020 (C)	261	284
1.500%, 05/15/2018 (C)	100	100
0.600%, 06/29/2049 (A)	1,160	732
HSBC Finance
6.676%, 01/15/2021	1,010	1,189
HSBC Holdings
5.250%, 03/14/2044	4,200	4,607
4.250%, 03/14/2024	2,750	2,868
4.000%, 03/30/2022	390	418
HSBC USA
2.350%, 03/05/2020	359	359
ILFC E-Capital Trust II
6.250%, 12/21/2065 (A) (C)	1,200	1,182
ING Bank
5.800%, 09/25/2023 (C)	3,145	3,551
3.750%, 03/07/2017 (C)	457	477
International Lease Finance
6.750%, 09/01/2016 (C)	5,590	5,911
Intesa Sanpaolo
5.017%, 06/26/2024 (C)	4,115	4,128
3.625%, 08/12/2015 (C)	940	945
3.125%, 01/15/2016	860	870
2.375%, 01/13/2017	1,839	1,855
Invesco Finance
4.000%, 01/30/2024	171	180
Jefferies Group
6.250%, 01/15/2036	400	402
3.875%, 11/09/2015	171	173
John Deere Capital
2.250%, 04/17/2019	930	947
1.700%, 01/15/2020	405	401
JPMorgan Chase
6.400%, 05/15/2038	385	492
6.000%, 07/05/2017	3,365	3,678
6.000%, 10/01/2017	9,155	10,081
4.950%, 06/01/2045	3,040	3,078
4.850%, 02/01/2044	940	1,017
4.500%, 01/24/2022	750	820
4.350%, 08/15/2021	510	554
4.125%, 12/15/2026	3,220	3,250
3.875%, 09/10/2024	1,800	1,810
3.625%, 05/13/2024	1,490	1,521
3.375%, 05/01/2023	1,240	1,231
2.250%, 01/23/2020	4,995	4,969
0.600%, 06/13/2016 (A)	4,250	4,243

136	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

JPMorgan Chase Capital XXIII
1.274%, 05/15/2047 (A)	$4,697	$3,723
Kaupthing Bank
7.125%, 05/19/2016 (C) (E) (F) (G)	12,000	1
KeyBank
3.300%, 06/01/2025	1,185	1,180
Lazard Group LLC
4.250%, 11/14/2020	1,210	1,285
3.750%, 02/13/2025	2,215	2,160
Liberty Mutual Group
5.000%, 06/01/2021 (C)	95	105
Lincoln National
4.850%, 06/24/2021	58	64
Lloyds Bank
5.800%, 01/13/2020 (C)	200	231
3.500%, 05/14/2025	1,630	1,642
Lloyds Banking Group
4.500%, 11/04/2024	1,490	1,527
M&T Bank
6.875%, 12/29/2049	3,540	3,620
Macquarie Bank MTN
5.000%, 02/22/2017 (C)	150	159
0.907%, 10/27/2017 (A) (C)	3,000	3,005
Macquarie Group
6.250%, 01/14/2021 (C)	200	230
6.000%, 01/14/2020 (C)	225	256
Manufacturers & Traders Trust
6.625%, 12/04/2017	250	281
Marsh & McLennan
3.500%, 03/10/2025	110	112
2.350%, 03/06/2020	176	177
Massachusetts Mutual Life Insurance
8.875%, 06/01/2039 (C)	1,650	2,545
5.375%, 12/01/2041 (C)	66	76
MassMutual Global Funding II
2.500%, 10/17/2022 (C)	261	256
2.100%, 08/02/2018 (C)	105	107
MetLife
7.717%, 02/15/2019	1,750	2,106
6.400%, 12/15/2036	4,360	4,983
3.000%, 03/01/2025	595	586
1.903%, 12/15/2017	810	815
Metropolitan Life Global Funding I
3.875%, 04/11/2022 (C)	1,125	1,202
Mid-America Apartments
4.300%, 10/15/2023‡	1,200	1,262
3.750%, 06/15/2024‡	1,380	1,398
Mizuho Bank
3.600%, 09/25/2024 (C)	400	412
Morgan Stanley MTN
7.300%, 05/13/2019	1,875	2,223
6.625%, 04/01/2018	5,810	6,574

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

5.950%, 12/28/2017	$550	$608
5.750%, 10/18/2016	190	202
5.750%, 01/25/2021	235	271
5.625%, 09/23/2019	1,145	1,295
5.550%, 04/27/2017	514	554
5.500%, 07/28/2021	200	229
5.450%, 01/09/2017	1,850	1,967
5.375%, 10/15/2015	1,585	1,612
4.750%, 03/22/2017	300	318
4.350%, 09/08/2026	1,000	1,017
4.300%, 01/27/2045	2,145	2,080
3.950%, 04/23/2027	1,885	1,841
3.750%, 02/25/2023	179	185
2.650%, 01/27/2020	2,380	2,405
1.875%, 01/05/2018	172	173
0.725%, 10/18/2016 (A)	2,500	2,502
Murray Street Investment Trust I
4.647%, 03/09/2017 (H)	2,785	2,939
National Bank of Canada
2.200%, 10/19/2016 (C)	4,350	4,435
National City Bank MTN
5.800%, 06/07/2017	525	569
0.634%, 06/07/2017 (A)	3,000	2,986
Nationwide Mutual Insurance
9.375%, 08/15/2039 (C)	460	711
2.561%, 12/15/2024 (A) (C)	4,407	4,407
Navient MTN
8.450%, 06/15/2018	530	594
3.875%, 09/10/2015	2,360	2,372
New York Life Global Funding
2.150%, 06/18/2019 (C)	293	296
2.100%, 01/02/2019 (C)	1,625	1,646
New York Life Insurance
6.750%, 11/15/2039 (C)	1,355	1,842
Nomura Holdings
6.700%, 03/04/2020	150	178
4.125%, 01/19/2016	150	153
Nordea Bank
4.875%, 05/13/2021 (C)	2,085	2,282
Northwestern Mutual Life Insurance
6.063%, 03/30/2040 (C)	2,470	3,097
Pacific Life Global Funding MTN
5.000%, 05/15/2017 (C)	170	180
Pacific Life Insurance
9.250%, 06/15/2039 (C)	150	228
PNC Bank MTN
6.875%, 04/01/2018	250	284
2.400%, 10/18/2019	2,140	2,169
2.300%, 06/01/2020	2,230	2,230
2.250%, 07/02/2019	1,600	1,617
0.800%, 01/28/2016 (D)	297	298
Post Apartment Homes
4.750%, 10/15/2017	70	75

SEI Institutional Investments Trust / Annual Report / May 31, 2015	137

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Pricoa Global Funding I MTN
1.600%, 05/29/2018 (C)	$150	$150
Principal Financial Group
3.400%, 05/15/2025	810	809
Private Export Funding
4.375%, 03/15/2019	4,660	5,142
2.125%, 07/15/2016	4,760	4,842
Prudential Financial
5.375%, 05/15/2045 (A)	580	584
4.600%, 05/15/2044	335	336
Prudential Insurance of America
8.300%, 07/01/2025 (C)	250	339
Realty Income
3.250%, 10/15/2022‡	150	149
Reckson Operating Partnership
6.000%, 03/31/2016‡	95	99
Royal Bank of Canada
1.875%, 02/05/2020	3,200	3,191
1.200%, 09/19/2017	300	300
0.625%, 12/04/2015	2,970	2,972
0.500%, 06/29/2085 (A)	860	603
Royal Bank of Scotland
4.650%, 06/04/2018	2,280	2,400
Royal Bank of Scotland Group MTN
6.400%, 10/21/2019	1,950	2,227
6.100%, 06/10/2023	1,650	1,799
5.125%, 05/28/2024	910	936
2.550%, 09/18/2015	850	854
Scentre Group Trust 1
2.375%, 04/28/2021‡ (C)	2,000	1,976
Security Benefit Life Insurance
8.750%, 05/15/2016 (C)	5,200	5,528
Simon Property Group
4.125%, 12/01/2021‡	108	118
Skandinaviska Enskilda Banken MTN
2.450%, 05/27/2020 (C)	2,340	2,339
1.750%, 03/19/2018 (C)	322	323
SL Green Realty
7.750%, 03/15/2020‡	2,000	2,403
Societe Generale
0.498%, 11/29/2049 (A)	860	538
SpareBank 1 Boligkreditt
1.750%, 11/15/2019 (C)	200	199
Stadshypotek
1.875%, 10/02/2019 (C)	1,910	1,920
1.750%, 04/09/2020 (C)	4,505	4,469
Standard Chartered
5.700%, 03/26/2044 (C)	4,237	4,626
5.200%, 01/26/2024 (C) (D)	410	443
3.200%, 04/17/2025 (C)	1,215	1,174

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

State Street
4.956%, 03/15/2018	$2,390	$2,578
3.300%, 12/16/2024	310	317
3.100%, 05/15/2023	24	24
Sumitomo Mitsui Banking MTN
1.350%, 07/11/2017	2,255	2,252
SunTrust Banks
2.350%, 11/01/2018	39	40
Svenska Handelsbanken
3.125%, 07/12/2016	282	289
Synchrony Financial
4.250%, 08/15/2024	1,120	1,149
2.700%, 02/03/2020	1,745	1,747
Tanger Properties
3.875%, 12/01/2023‡	805	827
3.750%, 12/01/2024‡	705	712
Teachers Insurance & Annuity Association of America
6.850%, 12/16/2039 (C)	1,740	2,309
4.900%, 09/15/2044 (C)	600	643
Toyota Motor Credit MTN
2.750%, 05/17/2021	1,895	1,944
1.250%, 10/05/2017	2,740	2,755
1.125%, 05/16/2017	3,075	3,088
Travelers Property Casualty
7.750%, 04/15/2026	300	399
US Bancorp MTN
3.000%, 03/15/2022	67	69
US Bank
2.800%, 01/27/2025	336	331
2.125%, 10/28/2019	2,555	2,582
Ventas Realty
2.700%, 04/01/2020‡	2,950	2,978
Voya Financial
2.900%, 02/15/2018	350	360
Wachovia Capital Trust III
5.570%, 12/31/2049 (A)	4,792	4,748
WEA Finance LLC
4.750%, 09/17/2044 (C)	750	772
3.750%, 09/17/2024 (C)	1,370	1,393
Wells Fargo
5.625%, 12/11/2017	830	917
5.606%, 01/15/2044	1,700	1,930
5.375%, 11/02/2043	220	244
4.650%, 11/04/2044	410	412
4.600%, 04/01/2021	500	557
4.480%, 01/16/2024	1,392	1,497
3.500%, 03/08/2022	250	262
3.450%, 02/13/2023	1,100	1,116
3.000%, 01/22/2021	3,020	3,105
1.500%, 01/16/2018	800	804
Wells Fargo Bank
6.000%, 11/15/2017	3,370	3,736

138	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Wells Fargo Capital X
5.950%, 12/15/2036	$520	$529
Westpac Banking
2.450%, 11/28/2016 (C)	350	358
ZFS Finance USA Trust II
6.450%, 12/15/2065 (A) (C)	6,290	6,510

		619,318

Health Care — 1.9%
AbbVie
4.500%, 05/14/2035	1,800	1,812
4.400%, 11/06/2042	2,485	2,413
3.600%, 05/14/2025	2,930	2,949
2.900%, 11/06/2022	490	483
2.500%, 05/14/2020	2,585	2,584
1.800%, 05/14/2018	1,905	1,907
1.750%, 11/06/2017	680	682
Actavis
3.250%, 10/01/2022	112	111
Actavis Funding SCS
4.750%, 03/15/2045	4,405	4,362
4.550%, 03/15/2035	753	747
3.800%, 03/15/2025	2,475	2,492
3.450%, 03/15/2022	6,013	6,065
3.000%, 03/12/2020	1,479	1,499
Aetna
6.750%, 12/15/2037	60	80
4.500%, 05/15/2042	71	74
2.200%, 03/15/2019	945	959
Amgen
5.750%, 03/15/2040	237	274
5.650%, 06/15/2042	3,225	3,699
5.375%, 05/15/2043	270	298
5.150%, 11/15/2041	1,580	1,692
4.500%, 03/15/2020	84	92
4.400%, 05/01/2045	1,005	973
3.875%, 11/15/2021	200	213
3.625%, 05/22/2024	470	481
2.700%, 05/01/2022	920	906
2.200%, 05/22/2019	1,150	1,156
2.125%, 05/01/2020	2,145	2,118
Anthem
5.875%, 06/15/2017	350	381
5.100%, 01/15/2044	550	597
4.625%, 05/15/2042	219	219
3.700%, 08/15/2021	290	306
3.500%, 08/15/2024	730	734
3.300%, 01/15/2023	133	133
3.125%, 05/15/2022	740	740
Bayer US Finance LLC
3.375%, 10/08/2024 (C)	200	203
1.500%, 10/06/2017 (C)	3,850	3,877
Becton Dickinson and Company
4.685%, 12/15/2044	1,050	1,070

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

3.734%, 12/15/2024	$1,299	$1,326
2.675%, 12/15/2019	1,521	1,545
Boston Scientific
3.850%, 05/15/2025	930	928
3.375%, 05/15/2022	625	623
Catholic Health Initiatives
4.350%, 11/01/2042	190	179
Celgene
5.250%, 08/15/2043	930	1,030
3.625%, 05/15/2024	88	90
1.900%, 08/15/2017	150	152
CHS
8.000%, 11/15/2019	200	212
Forest Laboratories
5.000%, 12/15/2021 (C)	173	190
Gilead Sciences
3.700%, 04/01/2024	4,025	4,202
GlaxoSmithKline Capital
5.650%, 05/15/2018	1,590	1,786
2.850%, 05/08/2022	410	413
Humana
7.200%, 06/15/2018	1,950	2,248
3.850%, 10/01/2024	2,530	2,599
Johnson & Johnson
4.500%, 12/05/2043	1,500	1,662
Laboratory Corp of America Holdings
3.200%, 02/01/2022	128	128
Medco Health Solutions
7.125%, 03/15/2018	200	229
2.750%, 09/15/2015	135	136
Medtronic
4.625%, 03/15/2045 (C)	1,040	1,085
4.450%, 03/15/2020	1,210	1,341
4.375%, 03/15/2035 (C)	908	931
3.625%, 03/15/2024	2,765	2,904
3.500%, 03/15/2025 (C)	2,350	2,406
3.150%, 03/15/2022 (C)	1,305	1,335
2.500%, 03/15/2020 (C)	2,840	2,880
Merck
3.700%, 02/10/2045	3,000	2,787
2.750%, 02/10/2025	850	828
2.350%, 02/10/2022	2,795	2,761
Mylan
5.400%, 11/29/2043	615	661
2.550%, 03/28/2019	1,980	1,984
1.800%, 06/24/2016	77	77
Novartis Securities Investment
5.125%, 02/10/2019	94	105
Perrigo
4.000%, 11/15/2023	460	474
Perrigo Finance
4.900%, 12/15/2044	700	708
3.900%, 12/15/2024	2,035	2,076
3.500%, 12/15/2021	820	838

SEI Institutional Investments Trust / Annual Report / May 31, 2015	139

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Pharmacia
8.700%, 10/15/2021	$350	$448
Roche Holdings
6.000%, 03/01/2019 (C)	514	591
Teva Pharmaceutical Finance
3.650%, 11/10/2021	225	234
Thermo Fisher Scientific
5.300%, 02/01/2044	140	157
4.150%, 02/01/2024	172	181
3.600%, 08/15/2021	710	734
3.300%, 02/15/2022	905	916
3.200%, 03/01/2016	1,425	1,449
1.300%, 02/01/2017	88	88
UnitedHealth Group
6.875%, 02/15/2038	800	1,096
6.625%, 11/15/2037	200	269
5.800%, 03/15/2036	560	689
3.875%, 10/15/2020	870	947
3.375%, 11/15/2021	400	420
2.875%, 12/15/2021	2,395	2,433
2.875%, 03/15/2023	150	151
Wyeth
5.950%, 04/01/2037	1,980	2,434
Zoetis
4.700%, 02/01/2043	34	33
3.250%, 02/01/2023	479	470

		108,980

Industrials — 1.5%
3M
1.375%, 09/29/2016	86	87
ABB Finance USA
4.375%, 05/08/2042	227	241
2.875%, 05/08/2022	117	118
1.625%, 05/08/2017	81	82
ADT
4.875%, 07/15/2042	111	88
4.125%, 06/15/2023	48	45
Air 2 US
8.027%, 10/01/2019 (C)	714	764
Air Canada, Pass-Through Trust, Ser 2013-1, Cl A
4.125%, 05/15/2025 (C)	131	137
American Airlines, Pass-Through Trust, Ser 2011-1, Cl A
5.250%, 01/31/2021	82	88
American Airlines, Pass-Through Trust, Ser 2013-2, Cl A
4.950%, 01/15/2023	5,267	5,659
BAE Systems
4.750%, 10/11/2021 (C)	3,955	4,384
BAE Systems Holdings
5.200%, 08/15/2015 (C)	360	363

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Boeing
4.875%, 02/15/2020	$2,440	$2,777
Burlington Northern Santa Fe LLC
7.290%, 06/01/2036	200	270
4.550%, 09/01/2044	2,355	2,398
4.150%, 04/01/2045	2,940	2,808
3.850%, 09/01/2023	3,450	3,672
3.050%, 09/01/2022	300	305
Cargill
7.350%, 03/06/2019 (C)	100	120
3.300%, 03/01/2022 (C)	50	52
Caterpillar Financial Services MTN
2.750%, 08/20/2021	1,915	1,959
Continental Airlines, Pass-Through Trust, Ser 1997-4, Cl A
6.900%, 01/02/2018	70	74
Continental Airlines, Pass-Through Trust, Ser 1999-1, Cl A
6.545%, 02/02/2019	361	392
Continental Airlines, Pass-Through Trust, Ser 1999-2, Cl A
7.256%, 03/15/2020	813	906
Continental Airlines, Pass-Through Trust, Ser 2000-1, Cl A
8.048%, 11/01/2020	1,464	1,650
Continental Airlines, Pass-Through Trust, Ser 2007-1, Cl A
5.983%, 04/19/2022	2,365	2,661
CRH America
3.875%, 05/18/2025 (C)	200	203
CSX
7.375%, 02/01/2019	150	178
4.250%, 06/01/2021	65	71
Danaher
3.900%, 06/23/2021	266	288
Deere
3.900%, 06/09/2042	64	62
Delta Air Lines, Pass-Through Trust, Ser 2007-1, Cl A
6.821%, 08/10/2022	1,337	1,570
Delta Air Lines, Pass-Through Trust, Ser 2010-2, Cl A
4.950%, 05/23/2019	177	188
Eaton
7.625%, 04/01/2024	325	422
4.150%, 11/02/2042	530	520
4.000%, 11/02/2032	99	99
2.750%, 11/02/2022	2,460	2,433
1.500%, 11/02/2017	692	695
FedEx
4.100%, 02/01/2045	900	840
3.900%, 02/01/2035	96	91

140	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Fluor
3.375%, 09/15/2021	$308	$322
General Electric
5.250%, 12/06/2017	91	100
4.500%, 03/11/2044	1,310	1,394
4.125%, 10/09/2042	91	91
Hutchison Whampoa International 12 II
3.250%, 11/08/2022 (C)	294	299
Illinois Tool Works
3.900%, 09/01/2042	100	97
Ingersoll-Rand
6.391%, 11/15/2027	150	181
JetBlue Airways Private Trust, Ser 2004-2, Cl G1
0.649%, 08/15/2016 (A)	1,490	1,482
Koninklijke Philips
7.200%, 06/01/2026	300	376
L-3 Communications
3.950%, 05/28/2024	1,205	1,195
Lockheed Martin
3.350%, 09/15/2021	1,885	1,988
Norfolk Southern
3.950%, 10/01/2042	129	122
Northrop Grumman
3.850%, 04/15/2045	896	820
3.250%, 08/01/2023	6,810	6,882
Parker-Hannifin MTN
3.300%, 11/21/2024	1,385	1,426
Penske Truck Leasing Lp
3.375%, 02/01/2022 (C)	1,832	1,812
3.050%, 01/09/2020 (C)	745	755
Penske Truck Leasing LP
2.500%, 06/15/2019 (C)	1,930	1,921
Pitney Bowes MTN
5.600%, 03/15/2018	100	109
Raytheon
3.125%, 10/15/2020	720	753
Republic Services
3.550%, 06/01/2022	125	129
Ryder System MTN
3.600%, 03/01/2016	132	135
2.500%, 03/01/2017	177	180
Siemens Financieringsmaatschappij
3.250%, 05/27/2025 (C)	1,125	1,133
2.900%, 05/27/2022 (C)	5,050	5,081
2.150%, 05/27/2020 (C)	1,080	1,079
1.450%, 05/25/2018 (C)	2,160	2,161
Union Pacific
4.698%, 01/02/2024	117	126
4.300%, 06/15/2042	100	104
3.250%, 01/15/2025	1,340	1,379

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

United Parcel Service
8.375%, 04/01/2020	$140	$180
3.125%, 01/15/2021	90	95
2.450%, 10/01/2022	100	100
United Technologies
8.875%, 11/15/2019	400	511
5.400%, 05/01/2035	640	746
4.500%, 06/01/2042	1,110	1,154
US Airways, Pass-Through Trust, Ser 2012-1, Cl A
5.900%, 10/01/2024	43	49
US Airways, Pass-Through Trust, Ser 2012-2, Cl A
4.625%, 06/03/2025	4,773	5,065
Valmont Industries
5.250%, 10/01/2054	800	744
Verisk Analytics
5.500%, 06/15/2045	215	221
4.000%, 06/15/2025	610	610
Waste Management
4.750%, 06/30/2020	150	167
3.900%, 03/01/2035	40	39
3.500%, 05/15/2024	720	736

		83,809

Information Technology — 0.7%
Alibaba Group Holding
3.600%, 11/28/2024 (C)	890	878
Apple
4.375%, 05/13/2045	2,320	2,351
3.850%, 05/04/2043	1,750	1,644
3.450%, 02/09/2045	156	136
3.200%, 05/13/2025	675	682
2.700%, 05/13/2022	3,175	3,201
2.400%, 05/03/2023	400	388
0.529%, 05/03/2018 (A)	100	100
Arrow Electronics
7.500%, 01/15/2027	200	236
6.875%, 06/01/2018	270	303
Cisco Systems
5.900%, 02/15/2039	200	245
5.500%, 01/15/2040	150	175
eBay
4.000%, 07/15/2042	84	72
3.450%, 08/01/2024	200	198
2.875%, 08/01/2021	88	88
2.600%, 07/15/2022	150	143
EMC
3.375%, 06/01/2023	190	193
Harris
5.054%, 04/27/2045	320	318
Hewlett-Packard
4.650%, 12/09/2021	45	49
4.300%, 06/01/2021	94	100

SEI Institutional Investments Trust / Annual Report / May 31, 2015	141

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Intel
4.800%, 10/01/2041	$487	$516
3.300%, 10/01/2021	150	159
International Business Machines
7.625%, 10/15/2018	200	239
4.000%, 06/20/2042	150	139
1.250%, 02/06/2017	50	50
Intuit
5.750%, 03/15/2017	230	248
Keysight Technologies
4.550%, 10/30/2024 (C)	570	565
KLA-Tencor
4.125%, 11/01/2021	2,450	2,544
MasterCard
3.375%, 04/01/2024	1,720	1,795
Microsoft
4.500%, 10/01/2040	61	64
3.750%, 02/12/2045	2,195	2,021
3.500%, 02/12/2035	2,983	2,786
2.375%, 02/12/2022	100	99
0.875%, 11/15/2017	54	54
National Semiconductor
6.600%, 06/15/2017	380	422
Oracle
6.500%, 04/15/2038	50	65
6.125%, 07/08/2039	163	203
4.375%, 05/15/2055	250	241
4.300%, 07/08/2034	250	256
4.125%, 05/15/2045	610	590
3.900%, 05/15/2035	4,345	4,206
2.950%, 05/15/2025	1,540	1,512
2.500%, 05/15/2022	1,535	1,514
2.250%, 10/08/2019	1,065	1,080
1.200%, 10/15/2017	104	104
QUALCOMM
3.450%, 05/20/2025	620	617
Texas Instruments
2.750%, 03/12/2021	1,435	1,472
TSMC Global
1.625%, 04/03/2018 (C)	3,415	3,379
Xerox
4.500%, 05/15/2021	80	86
2.950%, 03/15/2017	165	170

		38,696

Materials — 1.0%
Agrium
4.125%, 03/15/2035	390	368
3.375%, 03/15/2025	149	146
Albemarle
5.450%, 12/01/2044	990	1,020
Barrick
4.100%, 05/01/2023	4,205	4,168
3.850%, 04/01/2022	640	635

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Barrick Gold
6.950%, 04/01/2019	$1,530	$1,781
Barrick North America Finance LLC
4.400%, 05/30/2021	700	726
BHP Billiton Finance USA
6.500%, 04/01/2019	445	520
5.000%, 09/30/2043	1,040	1,125
3.850%, 09/30/2023	1,585	1,669
3.250%, 11/21/2021	3,010	3,137
Celulosa Arauco y Constitucion
4.750%, 01/11/2022	1,050	1,106
Dow Chemical
8.550%, 05/15/2019	177	218
3.000%, 11/15/2022	3,630	3,625
E.I. du Pont de Nemours
5.600%, 12/15/2036	275	324
Eastman Chemical
4.650%, 10/15/2044	640	632
3.800%, 03/15/2025	1,110	1,135
2.700%, 01/15/2020	2,295	2,316
Ecolab
4.350%, 12/08/2021	420	457
1.450%, 12/08/2017	200	199
Freeport-McMoRan
4.000%, 11/14/2021	1,090	1,082
2.150%, 03/01/2017	404	406
Freeport-McMoran Oil & Gas LLC
6.875%, 02/15/2023	319	343
6.500%, 11/15/2020	227	241
Glencore Finance Canada
5.800%, 11/15/2016 (C)	390	413
2.700%, 10/25/2017 (C)	1,900	1,930
2.050%, 10/23/2015 (C)	2,913	2,922
Glencore Funding LLC
2.875%, 04/16/2020 (C)	3,030	3,015
International Paper
5.150%, 05/15/2046	565	577
5.000%, 09/15/2035	2,245	2,257
LYB International Finance
4.875%, 03/15/2044	610	616
LyondellBasell Industries
4.625%, 02/26/2055	595	543
Monsanto
4.700%, 07/15/2064	18	16
Mosaic
5.625%, 11/15/2043	565	638
5.450%, 11/15/2033	695	772
4.875%, 11/15/2041	117	118
4.250%, 11/15/2023	150	158
3.750%, 11/15/2021	50	53
Nucor
4.000%, 08/01/2023	54	56
OCP
4.500%, 10/22/2025 (C)	1,860	1,814

142	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Placer Dome
6.450%, 10/15/2035	$281	$290
Potash Corp of Saskatchewan
6.500%, 05/15/2019	250	291
4.875%, 03/30/2020	10	11
PPG Industries
6.650%, 03/15/2018	111	126
Praxair
2.650%, 02/05/2025	114	111
Rio Tinto Finance USA
9.000%, 05/01/2019	875	1,102
6.500%, 07/15/2018	435	496
4.125%, 05/20/2021 (D)	170	182
3.750%, 09/20/2021	120	126
Rock-Tenn
4.000%, 03/01/2023	330	341
3.500%, 03/01/2020	570	591
Southern Copper
5.875%, 04/23/2045	170	166
5.250%, 11/08/2042	3,610	3,241
Stauffer Chemical
8.153%, 04/15/2017 (B) (C) (G)	350	240
7.810%, 04/15/2018 (B) (C) (G)	860	484
Teck Resources
3.750%, 02/01/2023 (D)	698	630
Union Carbide
7.750%, 10/01/2096	100	129
7.500%, 06/01/2025	200	254
Vale Overseas
8.250%, 01/17/2034	740	830
6.875%, 11/21/2036 (D)	2,958	2,909
4.375%, 01/11/2022 (D)	1,605	1,577

		57,404

Telecommunication Services — 1.6%
America Movil
5.625%, 11/15/2017	1,450	1,591
5.000%, 03/30/2020	540	607
3.125%, 07/16/2022	2,037	2,046
2.375%, 09/08/2016	238	242
AT&T
6.300%, 01/15/2038	1,400	1,596
5.800%, 02/15/2019	500	564
5.550%, 08/15/2041	360	381
5.500%, 02/01/2018	130	143
5.350%, 09/01/2040	700	718
4.750%, 05/15/2046	3,800	3,619
4.500%, 05/15/2035	840	796
4.450%, 05/15/2021	440	473
4.350%, 06/15/2045	867	773
4.300%, 12/15/2042	595	537

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

3.875%, 08/15/2021	$350	$367
3.400%, 05/15/2025	12,385	12,046
3.000%, 02/15/2022	700	696
3.000%, 06/30/2022	2,505	2,466
2.450%, 06/30/2020	1,300	1,288
0.900%, 02/12/2016	184	184
BellSouth Telecommunications LLC
6.300%, 12/15/2015	51	51
Bharti Airtel International Netherlands
5.350%, 05/20/2024 (C)	805	881
British Telecommunications
5.950%, 01/15/2018	1,011	1,125
Centel Capital
9.000%, 10/15/2019	200	240
Comcast Cable Holdings LLC
10.125%, 04/15/2022	190	262
Cox Communications
4.800%, 02/01/2035 (C)	865	836
4.700%, 12/15/2042 (C)	10	9
Cox Enterprises
7.375%, 07/15/2027 (C)	170	210
Deutsche Telekom International Finance
2.250%, 03/06/2017 (C)	3,130	3,179
DIRECTV Holdings
6.000%, 08/15/2040	2,220	2,418
Grupo Televisa
5.000%, 05/13/2045	500	501
GTE
8.750%, 11/01/2021	600	778
Nippon Telegraph & Telephone
1.400%, 07/18/2017	200	201
Orange
9.000%, 03/01/2031	120	177
2.750%, 09/14/2016	140	143
Rogers Communications
4.100%, 10/01/2023	133	140
Sky
3.750%, 09/16/2024 (C)	1,505	1,520
Sprint Capital
8.750%, 03/15/2032	390	398
TCI Communications
7.125%, 02/15/2028	400	535
Telecom Italia Capital
7.175%, 06/18/2019	70	79
Telefonica Emisiones SAU
6.421%, 06/20/2016	100	105
6.221%, 07/03/2017	100	110
5.877%, 07/15/2019	180	205
5.462%, 02/16/2021	69	78
5.134%, 04/27/2020	1,160	1,290

SEI Institutional Investments Trust / Annual Report / May 31, 2015	143

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Tencent Holdings MTN
3.800%, 02/11/2025 (C)	$1,030	$1,035
Thomson Reuters
4.700%, 10/15/2019	250	275
3.850%, 09/29/2024	1,085	1,109
Verizon Communications
6.550%, 09/15/2043	6,672	8,104
6.400%, 09/15/2033	2,104	2,475
5.850%, 09/15/2035	150	169
5.150%, 09/15/2023	510	570
5.050%, 03/15/2034	308	320
4.862%, 08/21/2046	4,490	4,333
4.522%, 09/15/2048 (C)	3,074	2,808
4.500%, 09/15/2020	300	327
4.400%, 11/01/2034	7,705	7,416
4.272%, 01/15/2036 (C)	3,243	3,022
4.150%, 03/15/2024	880	930
3.450%, 03/15/2021	1,120	1,160
3.000%, 11/01/2021	3,300	3,319
2.625%, 02/21/2020	82	83
2.500%, 09/15/2016	2,565	2,609
2.450%, 11/01/2022	10	10
Verizon New England
7.875%, 11/15/2029	500	632
Vodafone Group
2.950%, 02/19/2023	3,725	3,505
1.625%, 03/20/2017	240	241

		91,056

Utilities — 2.0%
AGL Capital
6.375%, 07/15/2016	200	212
5.875%, 03/15/2041	73	90
5.250%, 08/15/2019	170	190
Alabama Power
6.125%, 05/15/2038	69	90
5.875%, 12/01/2022	150	180
5.500%, 10/15/2017	100	110
3.750%, 03/01/2045	900	853
Alabama Power Capital Trust V
3.374%, 10/01/2042 (A)	100	97
Ameren Illinois
4.300%, 07/01/2044	680	705
American Electric Power
1.650%, 12/15/2017	1,920	1,924
American Water Capital
3.850%, 03/01/2024	300	318
Appalachian Power
5.950%, 05/15/2033	200	238
4.450%, 06/01/2045	2,705	2,722
Berkshire Hathaway Energy
6.500%, 09/15/2037	3,200	4,059
4.500%, 02/01/2045	2,395	2,447
3.750%, 11/15/2023	488	509

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Boston Gas
4.487%, 02/15/2042 (C)	$140	$148
CenterPoint Energy
6.500%, 05/01/2018	271	306
CenterPoint Energy Houston Electric LLC
4.500%, 04/01/2044	1,925	2,054
CenterPoint Energy Resources
6.125%, 11/01/2017	320	355
4.500%, 01/15/2021	246	268
Cleveland Electric Illuminating
7.880%, 11/01/2017	200	230
Comision Federal de Electricidad
4.875%, 05/26/2021 (C)	249	265
Commonwealth Edison
3.700%, 03/01/2045	305	290
Consolidated Edison of New York
6.650%, 04/01/2019	650	764
4.625%, 12/01/2054	580	596
4.450%, 03/15/2044	2,475	2,574
Consumers Energy
2.850%, 05/15/2022	56	57
Dominion Resources
5.250%, 08/01/2033	735	808
4.700%, 12/01/2044	930	963
2.500%, 12/01/2019	1,985	2,007
1.950%, 08/15/2016	56	57
DTE Electric
2.650%, 06/15/2022	66	66
Duke Energy
3.550%, 09/15/2021	722	760
Duke Energy Carolinas LLC
6.000%, 01/15/2038	48	62
4.000%, 09/30/2042	1,512	1,498
Duke Energy Florida
3.850%, 11/15/2042	1,360	1,312
Duquesne Light Holdings
6.400%, 09/15/2020 (C)	2,525	2,967
Enel Finance International
5.125%, 10/07/2019 (C)	200	222
Entergy Louisiana LLC
6.500%, 09/01/2018	500	577
Exelon
5.625%, 06/15/2035	2,065	2,374
Exelon Generation LLC
6.200%, 10/01/2017 (D)	159	176
4.000%, 10/01/2020	288	303
FirstEnergy
4.250%, 03/15/2023	2,040	2,101
2.750%, 03/15/2018	650	663
FirstEnergy, Ser C
7.375%, 11/15/2031	4,905	6,171
FirstEnergy Transmission LLC
5.450%, 07/15/2044 (C)	325	351

144	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Florida Power & Light
5.950%, 10/01/2033	$150	$192
Great Plains Energy
4.850%, 06/01/2021	27	30
IPALCO Enterprises
7.250%, 04/01/2016 (C)	2,545	2,653
5.000%, 05/01/2018	2,380	2,523
Jersey Central Power & Light
7.350%, 02/01/2019	100	117
John Sevier Combined Cycle Generation
4.626%, 01/15/2042	246	273
Kansas City Power & Light
5.300%, 10/01/2041	250	282
KCP&L Greater Missouri Operations
8.270%, 11/15/2021	2,894	3,691
KeySpan Gas East
5.819%, 04/01/2041 (C)	2,500	3,104
Majapahit Holding BV
7.750%, 01/20/2020	660	771
Metropolitan Edison
3.500%, 03/15/2023 (C)	5,050	5,068
Nevada Power
6.500%, 08/01/2018	290	334
5.450%, 05/15/2041	150	180
5.375%, 09/15/2040	45	54
Niagara Mohawk Power
4.881%, 08/15/2019 (C)	180	199
4.278%, 10/01/2034 (C)	945	975
NiSource Finance
6.800%, 01/15/2019	3,547	4,126
5.800%, 02/01/2042	471	570
Northern States Power
6.250%, 06/01/2036	130	174
5.350%, 11/01/2039	56	69
Oncor Electric Delivery
6.800%, 09/01/2018	4,135	4,799
Pacific Gas & Electric
8.250%, 10/15/2018	1,570	1,892
6.050%, 03/01/2034	390	485
5.800%, 03/01/2037	560	675
5.400%, 01/15/2040	156	182
4.450%, 04/15/2042	2,360	2,409
3.250%, 09/15/2021	35	36
3.250%, 06/15/2023	725	740
PacifiCorp
6.250%, 10/15/2037	310	404
5.650%, 07/15/2018	500	563
3.600%, 04/01/2024	1,700	1,803
PECO Energy
4.150%, 10/01/2044	1,985	2,045

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Potomac Electric Power
4.150%, 03/15/2043	$795	$824
3.600%, 03/15/2024	815	856
Progress Energy
6.000%, 12/01/2039	200	255
PSEG Power LLC
5.125%, 04/15/2020	50	56
4.150%, 09/15/2021	72	76
2.750%, 09/15/2016	1,055	1,078
Public Service Electric & Gas MTN
5.375%, 11/01/2039	97	119
3.050%, 11/15/2024	735	745
Public Service of Colorado
4.300%, 03/15/2044	475	499
Public Service of New Hampshire
3.500%, 11/01/2023	960	1,006
Public Service of New Mexico
7.950%, 05/15/2018	3,000	3,510
Public Service of Oklahoma
5.150%, 12/01/2019	220	247
Puget Energy
6.000%, 09/01/2021	2,095	2,447
Puget Sound Energy
4.300%, 05/20/2045	1,005	1,022
San Diego Gas & Electric
6.000%, 06/01/2026	400	508
Sempra Energy
6.500%, 06/01/2016	135	143
6.000%, 10/15/2039	170	211
2.875%, 10/01/2022	140	139
South Carolina Electric & Gas
4.500%, 06/01/2064	52	51
Southern
2.150%, 09/01/2019	1,920	1,931
Southern California Edison
6.650%, 04/01/2029	200	268
3.500%, 10/01/2023	1,015	1,064
Southern California Gas
4.450%, 03/15/2044	1,287	1,385
Southern Star Central Gas Pipeline
6.000%, 06/01/2016 (C)	655	680
Southwestern Electric Power
6.450%, 01/15/2019	672	772
3.900%, 04/01/2045	795	735
3.550%, 02/15/2022	610	636
Southwestern Public Service
8.750%, 12/01/2018	50	62
Virginia Electric and Power
5.400%, 04/30/2018	100	111
4.650%, 08/15/2043	1,475	1,609
4.450%, 02/15/2044	520	548
2.950%, 01/15/2022	1,470	1,509

SEI Institutional Investments Trust / Annual Report / May 31, 2015	145

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Wisconsin Electric Power
3.650%, 12/15/2042	$183	$177
3.100%, 06/01/2025	110	111
2.950%, 09/15/2021	14	14

		112,911

Total Corporate Obligations (Cost $1,452,370) ($ Thousands)		1,492,087

ASSET-BACKED SECURITIES — 11.4%

Automotive — 1.6%
Ally Auto Receivables Trust, Ser 2013-1, Cl A3
0.630%, 05/15/2017	227	227
Ally Auto Receivables Trust, Ser 2014-1, Cl A2
0.480%, 02/15/2017	1,290	1,290
Ally Auto Receivables Trust, Ser 2014-1, Cl A4
1.530%, 04/15/2019	5,303	5,321
Ally Auto Receivables Trust, Ser 2014-2, Cl A4
1.840%, 01/15/2020	911	922
AmeriCredit Automobile Receivables Trust, Ser 2012-5, Cl A3
0.620%, 06/08/2017	35	35
AmeriCredit Automobile Receivables Trust, Ser 2014-1, Cl A3
0.900%, 02/08/2019	140	140
Avis Budget Rental Car Funding LLC, Ser 2012-3A, Cl A
2.100%, 03/20/2019 (C)	1,421	1,439
Avis Budget Rental Car Funding LLC, Ser 2013-1A, Cl A
1.920%, 09/20/2019 (C)	2,666	2,662
Avis Budget Rental Car Funding LLC, Ser 2013-2A, Cl A
2.970%, 02/20/2020 (C)	590	609
Bank of The West Auto Trust, Ser 2014-1, Cl A3
1.090%, 03/15/2019 (C)	1,141	1,143
California Republic Auto Receivables Trust, Ser 2014-2, Cl A4
1.570%, 12/16/2019	729	732
California Republic Auto Receivables Trust, Ser 2014-3, Cl A4
1.790%, 03/16/2020	729	734

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

California Republic Auto Receivables Trust, Ser 2015-1, Cl A3
1.330%, 04/15/2019	$1,167	$1,170
California Republic Auto Receivables Trust, Ser 2015-1, Cl A4
1.820%, 09/15/2020	1,345	1,352
California Republic Auto Receivables Trust, Ser 2015-2, Cl A3
1.310%, 08/15/2019	1,748	1,748
Capital Auto Receivables Asset Trust, Ser 2013-1, Cl A3
0.790%, 06/20/2017	2,311	2,312
Capital Auto Receivables Asset Trust, Ser 2013-2, Cl A4
1.560%, 07/20/2018	1,301	1,310
Capital Auto Receivables Asset Trust, Ser 2013-3, Cl A4
1.680%, 04/20/2018	714	720
Capital Auto Receivables Asset Trust, Ser 2013-4, Cl A3
1.090%, 03/20/2018	2,101	2,105
Capital Auto Receivables Asset Trust, Ser 2013-4, Cl A4
1.470%, 07/20/2018	2,428	2,443
Capital Auto Receivables Asset Trust, Ser 2014-1, Cl A3
1.320%, 06/20/2018	1,680	1,686
Capital Auto Receivables Asset Trust, Ser 2014-1, Cl A4
1.690%, 10/22/2018	1,629	1,640
Capital Auto Receivables Asset Trust, Ser 2014-2, Cl A1
0.481%, 06/20/2016 (A)	2,222	2,222
Capital Auto Receivables Asset Trust, Ser 2014-2, Cl A3
1.260%, 05/21/2018	2,575	2,576
Capital Auto Receivables Asset Trust, Ser 2014-2, Cl A4
1.620%, 10/22/2018	736	741
Capital Auto Receivables Asset Trust, Ser 2014-3, Cl A3
1.480%, 11/20/2018	2,361	2,368
Capital Auto Receivables Asset Trust, Ser 2014-3, Cl A4
1.830%, 04/22/2019	295	297
Capital Auto Receivables Asset Trust, Ser 2015-1, Cl A2
1.420%, 06/20/2018	3,325	3,338
Capital Auto Receivables Asset Trust, Ser 2015-1, Cl A3
1.610%, 06/20/2019	2,527	2,528

146	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Capital Auto Receivables Asset Trust, Ser 2015-1, Cl A4
1.860%, 10/21/2019	$1,329	$1,330
Capital Auto Receivables Asset Trust, Ser 2015-2, Cl A2
1.390%, 09/20/2018	1,118	1,118
Capital Auto Receivables Asset Trust, Ser 2015-2, Cl A3
1.730%, 09/20/2019	1,622	1,622
Capital Auto Receivables Asset Trust, Ser 2015-2, Cl A4
1.970%, 01/21/2020	2,404	2,404
CarFinance Capital Auto Trust, Ser 2014-2A, Cl A
1.440%, 11/16/2020 (C)	705	702
Carnow Auto Receivables Trust, Ser 2014-1A, Cl A
0.960%, 01/17/2017 (C)	235	235
Chrysler Capital Auto Receivables Trust, Ser 2014-AA, Cl A3
0.830%, 09/17/2018 (C)	150	150
CPS Auto Receivables Trust, Ser 2013-D, Cl A
1.540%, 07/16/2018 (C)	581	581
CPS Auto Receivables Trust, Ser 2014-A, Cl A
1.210%, 08/15/2018 (C)	224	223
CPS Auto Receivables Trust, Ser 2014-C, Cl A
1.310%, 02/15/2019 (C)	721	719
CPS Auto Receivables Trust, Ser 2014-C, Cl C
3.770%, 08/17/2020 (C)	167	168
CPS Auto Receivables Trust, Ser 2014-D, Cl A
1.490%, 04/15/2019 (C)	841	840
CPS Auto Receivables Trust, Ser 2014-D, Cl C
4.350%, 11/16/2020 (C)	150	151
CPS Auto Trust, Ser 2011-B, Cl A
3.680%, 09/17/2018 (C)	99	100
CPS Auto Trust, Ser 2011-C, Cl A
4.210%, 03/15/2019 (C)	108	110
CPS Auto Trust, Ser 2012-A, Cl A
2.780%, 06/17/2019 (C)	50	51
CPS Auto Trust, Ser 2012-B, Cl A
2.520%, 09/16/2019 (C)	332	334
CPS Auto Trust, Ser 2012-C, Cl A
1.820%, 12/16/2019 (C)	227	228
CPS Auto Trust, Ser 2012-D, Cl A
1.480%, 03/16/2020 (C)	151	151
Credit Acceptance Auto Loan Trust, Ser 2012-2A, Cl A
1.520%, 03/16/2020 (C)	104	104

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Credit Acceptance Auto Loan Trust, Ser 2014-1A, Cl A
1.550%, 10/15/2021 (C)	$500	$501
Exeter Automobile Receivables Trust, Ser 2014-1A, Cl A
1.290%, 05/15/2018 (C)	502	503
Exeter Automobile Receivables Trust, Ser 2014-2A, Cl C
3.260%, 12/16/2019 (C)	135	135
Exeter Automobile Receivables Trust, Ser 2014-3A, Cl A
1.320%, 01/15/2019 (C)	830	829
First Investors Auto Owner Trust, Ser 2012-2A, Cl A2
1.470%, 05/15/2018 (C)	72	72
First Investors Auto Owner Trust, Ser 2013-1A, Cl A2
0.900%, 10/15/2018 (C)	40	40
Flagship Credit Auto Trust, Ser 2014-2, Cl A
1.430%, 12/16/2019 (C)	387	386
Flagship Credit Auto Trust, Ser 2014-2, Cl B
2.840%, 11/16/2020 (C)	178	179
Flagship Credit Auto Trust, Ser 2014-2, Cl C
3.950%, 12/15/2020 (C)	88	88
Ford Credit Auto Owner Trust, Ser 2013-B, Cl A3
0.570%, 10/15/2017	1,222	1,222
Ford Credit Auto Owner Trust, Ser 2014-1, Cl A
2.260%, 11/15/2025 (C)	7,172	7,291
Ford Credit Auto Owner Trust, Ser 2014-2, Cl A
2.310%, 04/15/2026 (C)	2,395	2,434
Ford Credit Auto Owner Trust, Ser 2015-1, Cl A
2.120%, 07/15/2026 (C)	3,465	3,485
Ford Credit Auto Owner Trust, Ser 2015-A, Cl A4
1.640%, 06/15/2020	702	706
Ford Credit Floorplan Master Owner Trust, Ser 2015-2, Cl A2
0.752%, 01/15/2022 (A)	4,182	4,186
Hertz Vehicle Financing, Ser 2015-1A, Cl A
2.730%, 03/25/2021	5,150	5,153
Honda Auto Receivables Owner Trust, Ser 2013-3, Cl A3
0.770%, 05/15/2017	1,448	1,449
Honda Auto Receivables Owner Trust, Ser 2014-1, Cl A3
0.670%, 11/21/2017	663	663

SEI Institutional Investments Trust / Annual Report / May 31, 2015	147

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Honda Auto Receivables Owner Trust, Ser 2014-4, Cl A4
1.460%, 10/15/2020	$610	$613
Huntington Auto Trust, Ser 2012-1, Cl A3
0.810%, 09/15/2016	—	—
Hyundai Auto Receivables Trust, Ser 2011-C, Cl A4
1.300%, 02/15/2018	520	521

		87,587

Credit Cards — 0.7%
American Express Credit Account Master Trust, Ser 2012-4, Cl A
0.426%, 05/15/2020 (A)	1,531	1,531
Capital One Multi-Asset Execution Trust, Ser 2005-A9, Cl A
0.276%, 08/15/2018 (A)	8,622	8,616
Capital One Multi-Asset Execution Trust, Ser 2007-A1, Cl A1
0.236%, 11/15/2019 (A)	1,176	1,172
Citibank Credit Card Issuance Trust, Ser 2014-A6, Cl A6
2.150%, 07/15/2021	11,620	11,784
Discover Card Execution Note Trust, Ser 2014-A1, Cl A1
0.616%, 07/15/2021 (A)	2,172	2,179
Discover Card Execution Note Trust, Ser 2015-A2, Cl A
1.900%, 10/17/2022	5,455	5,457
MBNA Credit Card Master Note Trust, Ser 2004-A3, Cl A3
0.446%, 08/16/2021 (A)	3,354	3,339
Synchrony Credit Card Master Note Trust, Ser 2012-5, Cl A
0.950%, 06/15/2018	4,437	4,438
World Financial Network Credit Card Master Trust, Ser 2014-B, Cl A
0.610%, 07/15/2019	1,482	1,482

		39,998

Mortgage Related Securities — 1.0%
Aames Mortgage Trust, Ser 2002-1, Cl A3
6.461%, 06/25/2032	46	44
Accredited Mortgage Loan Trust, Ser 2005-3, Cl A1
0.420%, 09/25/2035 (A)	2,006	2,000
Argent Securities Asset-Backed Pass-Through Certificates, Ser 2004-W5, Cl AV2
1.221%, 04/25/2034 (A)	1,113	1,053

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Argent Securities Asset-Backed Pass-Through Certificates, Ser 2005-W2, Cl A1
0.445%, 10/25/2035 (A)	$7,512	$7,129
Asset-Backed Funding Certificates, Ser 2005-AQ1, Cl A4
5.010%, 06/25/2035	457	472
Asset-Backed Funding Certificates, Ser 2005-WMC1, Cl M1
0.845%, 06/25/2035 (A)	19	19
Asset-Backed Securities Home Equity Loan Trust, Ser 2003-HE7, Cl M1
1.157%, 12/15/2033 (A)	2,049	1,964
Asset-Backed Securities Home Equity Loan Trust, Ser 2005-HE6, Cl M2
0.695%, 07/25/2035 (A)	617	612
Bear Stearns Asset-Backed Securities Trust, Ser 2005-HE12, Cl 1A3
0.571%, 12/25/2035 (A)	2,166	2,164
Bear Stearns Asset-Backed Securities Trust, Ser 2005-TC2, Cl A3
0.551%, 08/25/2035 (A)	736	734
Centex Home Equity, Ser 2003-B, Cl AF4
3.735%, 02/25/2032	96	97
Centex Home Equity, Ser 2003-B, Cl AF6
3.173%, 06/25/2033 (A)	35	35
Centex Home Equity, Ser 2005-A, Cl M1
0.665%, 01/25/2035 (A)	6,968	6,416
Centex Home Equity, Ser 2006-A, Cl AV4
0.435%, 06/25/2036 (A)	75	69
Citicorp Residential Mortgage Securities, Ser 2006-2, Cl A4
5.775%, 09/25/2036	2,624	2,757
Contimortgage Home Equity Trust, Ser 1997-2, Cl A9
7.090%, 04/15/2028	—	—
Credit Suisse First Boston Mortgage Securities, Ser 2004-CF2, Cl 1M1
5.250%, 01/25/2043 (C)	6,310	6,506
Delta Funding Home Equity Loan Trust, Ser 1999-3, Cl A1A
1.006%, 09/15/2029 (A)	310	284

148	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

EMC Mortgage Loan Trust, Ser 2002-AA, Cl A1
1.125%, 05/25/2039 (A) (C)	$359	$342
GSAA Trust, Ser 2005-6, Cl A3
0.555%, 06/25/2035 (A)	2,566	2,456
JPMorgan Mortgage Acquisition, Ser 05-OPT1, Cl M1
0.635%, 06/25/2035 (A)	3,676	3,649
Lake Country Mortgage Loan Trust, Ser 2006-HE1, Cl A3
0.535%, 07/25/2034 (A) (C)	16	16
Master Asset-Backed Securities Trust, Ser 2006-WMC3, Cl A4
0.345%, 08/25/2036 (A)	1,002	501
Morgan Stanley ABS Capital I Trust, Ser 2005-WMC3, Cl M4
1.115%, 03/25/2035 (A)	5,500	5,398
New Century Home Equity Loan Trust, Ser 2005-4, Cl A2C
0.555%, 09/25/2035 (A)	1,416	1,414
Renaissance Home Equity Loan Trust, Ser 2005-2, Cl AF3
4.499%, 08/25/2035	353	354
Residential Funding Mortgage Securities II, Ser 2000-HI1, Cl AI7
8.290%, 02/25/2025	40	39
Salomon Brothers Mortgage Securities VII, Ser 2003-UP1, Cl A
3.950%, 04/25/2032 (C)	68	67
Saxon Asset Securities Trust, Ser 2003-1, Cl AF6
4.795%, 06/25/2033	131	133
Security National Mortgage Loan Trust, Ser 2007-1A, Cl 2A
0.535%, 04/25/2037 (A) (C)	485	406
Soundview Home Equity Loan Trust, Ser 2007-OPT1, Cl 2A2
0.335%, 06/25/2037 (A)	117	71
Structured Asset Securities Mortgage Loan Trust, Ser 2006-WF2, Cl A3
0.335%, 07/25/2036 (A)	118	117
Structured Asset Security Pass-Through Certificates, Ser 2002-AL1, Cl A2
3.450%, 02/25/2032	197	196
UCFC Home Equity Loan, Ser 1998-D, Cl MF1
6.905%, 04/15/2030	421	430
Wells Fargo Home Equity Asset-Backed Securities Trust, Ser 2004-2, Cl A33
0.685%, 10/25/2034 (A)	6,668	6,463

		54,407

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Other Asset-Backed Securities — 8.1%
321 Henderson Receivables I LLC, Ser 2014-1A, Cl A
3.960%, 03/15/2063 (C)	$1,106	$1,168
Academic Loan Funding Trust, Ser 2012-1A, Cl A1
0.985%, 12/27/2022 (A) (C)	342	342
Academic Loan Funding Trust, Ser 2013-1A, Cl A
0.981%, 12/26/2044 (A) (C)	645	641
Access Group, Ser 2006-1, Cl A2
0.392%, 08/25/2023 (A)	1,414	1,408
Ally Master Owner Trust, Ser 2012-5, Cl A
1.540%, 09/15/2019	6,840	6,871
Ally Master Owner Trust, Ser 2014-4, Cl A2
1.430%, 06/17/2019	6,890	6,914
Ally Master Owner Trust, Ser 2014-5, Cl A1
0.676%, 10/15/2019 (A)	4,035	4,044
Ally Master Owner Trust, Ser 2015-2, Cl A1
0.745%, 01/15/2021 (A)	2,389	2,395
ALM VII, Ser 2012-7A, Cl A1
1.695%, 10/19/2024 (A) (C)	4,350	4,350
ALM XII, Ser 2015-12A, Cl A1
1.826%, 04/16/2027 (A) (C)	2,500	2,501
Ameriquest Mortgage Securities Asset-Backed Pass-Through Certificates, Ser 2005-R5, Cl M1
0.615%, 07/25/2035 (A)	229	229
AMMC CLO XIV, Ser 2014-14A, Cl A1L
1.727%, 07/27/2026 (A) (C)	2,300	2,298
Apidos CLO XVI, Ser 2014-16A, Cl B
3.075%, 01/19/2025 (A) (C)	500	497
Apidos CLO XVIII, Ser 2014-18A, Cl A1
1.688%, 07/22/2026 (A) (C)	1,500	1,501
Arrowpoint CLO, Ser 2014-2A, Cl A1L
1.768%, 03/12/2026 (A) (C)	1,900	1,897
AXIS Equipment Finance Receivables II LLC, Ser 2013-1A, Cl A
1.750%, 03/20/2017 (C)	215	215
B2R Mortgage Trust, Ser 2015-1, Cl A1
2.563%, 05/15/2048 (C)	168	167
Babson CLO, Ser 2014-IIA, Cl A
1.664%, 10/17/2026 (A) (C)	1,000	998

SEI Institutional Investments Trust / Annual Report / May 31, 2015	149

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Ballyrock CLO, Ser 2014-1A, Cl A1
1.755%, 10/20/2026 (A) (C)	$1,620	$1,622
Bear Stearns Asset-Backed Securities Trust, Ser 2005-SD1, Cl 1A3
0.585%, 08/25/2043 (A)	2,400	2,366
Brazos Education Loan Authority, Ser 2012-1, Cl A1
0.881%, 12/26/2035 (A)	3,765	3,791
Brazos Higher Education Authority, Ser 2010-1, Cl A2
1.482%, 02/25/2035 (A)	4,835	5,015
Brazos Higher Education Authority, Ser 2011-1, Cl A2
1.062%, 02/25/2030 (A)	2,160	2,166
Brazos Higher Education Authority, Ser 2011-2, Cl A3
1.277%, 10/27/2036 (A)	3,520	3,567
Business Loan Express Business Loan Trust, Ser 2004-A, Cl A
0.615%, 02/25/2031 (A) (C)	1,477	1,403
BXG Receivables Note Trust, Ser 2012-A, Cl A
2.660%, 12/02/2027 (C)	260	259
Carlyle Global Market Strategies CLO, Ser 2013-4A, Cl C
3.070%, 10/15/2025 (A) (C)	550	548
Carlyle Global Market Strategies Commodities Funding, Ser 2014-1A, Cl A
2.175%, 10/15/2021 (A) (C)	867	867
Carrington Mortgage Loan Trust, Ser 2005-NC4, Cl A3
0.585%, 09/25/2035 (A)	1,461	1,450
Cedar Funding III CLO, Ser 2014-3A, Cl A1
1.791%, 05/20/2026 (A) (C)	1,200	1,200
Cent CLO, Ser 2013-19A, Cl A1A
1.607%, 10/29/2025 (A) (C)	2,250	2,226
CenterPoint Energy Transition Bond LLC, Ser 2008-A, Cl A1
4.192%, 02/01/2020	1,663	1,703
Chase Funding Mortgage Loan Asset-Backed Certificates, Ser 2003-6, Cl 1A5
5.260%, 11/25/2034	453	473
Chase Funding Mortgage Loan Asset-Backed Certificates, Ser 2003-6, Cl 1A7
4.277%, 11/25/2034	449	456
CIT Education Loan Trust, Ser 2007-1, Cl A
0.357%, 03/25/2042 (A) (C)	3,048	2,939

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Citicorp Residential Mortgage Securities, Ser 2006-2, Cl A5
6.036%, 09/25/2036	$6,465	$6,515
Citicorp Residential Mortgage Securities, Ser 2007-1, Cl A5
5.892%, 03/25/2037	990	964
CNH Equipment Trust, Ser 2013-C, Cl A2
0.630%, 01/17/2017	18	18
CNH Equipment Trust, Ser 2014-A, Cl A2
0.490%, 06/15/2017	203	203
Concord Funding LLC, Ser 2012-2, Cl A
3.145%, 01/15/2017 (C)	1,350	1,350
Conseco Finance Home Loan Trust, Ser 2000-E, Cl M1
8.130%, 08/15/2031 (A)	24	24
Conseco Financial, Ser 1997-2, Cl A6
7.240%, 06/15/2028 (A)	7	7
Conseco Financial, Ser 1998-2, Cl A5
6.240%, 12/01/2028 (A)	75	78
Consumer Credit Origination Loan Trust, Ser 2015-1, Cl A
2.820%, 03/15/2021 (C)	339	341
Countrywide Asset-Backed Certificates, Ser 2002-BC1, Cl A
0.845%, 04/25/2032 (A)	44	30
Countrywide Asset-Backed Certificates, Ser 2003-BC2, Cl 2A1
0.785%, 06/25/2033 (A)	115	98
Countrywide Asset-Backed Certificates, Ser 2004-6, Cl 1A1
0.725%, 12/25/2034 (A)	4,763	4,499
Countrywide Asset-Backed Certificates, Ser 2005-11, Cl MV1
0.651%, 02/25/2036 (A)	5,306	5,276
Countrywide Asset-Backed Certificates, Ser 2006-15, Cl A3
5.178%, 10/25/2046 (A)	170	148
Countrywide Asset-Backed Certificates, Ser 2006-SD3, Cl A1
0.511%, 07/25/2036 (A) (C)	282	231
Countrywide Asset-Backed Certificates, Ser 2007-13, Cl 2A1
1.085%, 10/25/2047 (A)	659	587
Countrywide Asset-Backed Certificates, Ser 2007-QH1, Cl A1
0.385%, 02/25/2037 (A) (C)	746	483

150	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Covenant Credit Partners CLO, Ser 2014-1A, Cl A
1.755%, 07/20/2026 (A) (C)	$500	$499
Credit-Based Asset Servicing and Securitization LLC, Ser 2003-CB3, Cl AF1
3.379%, 12/25/2032	69	67
Credit-Based Asset Servicing and Securitization LLC, Ser 2006-CB2, Cl AF2
3.603%, 12/25/2036	552	378
Credit-Based Asset Servicing and Securitization LLC, Ser 2006-CB2, Cl AF4
3.603%, 12/25/2036	1,016	785
Credit-Based Asset Servicing and Securitization LLC, Ser 2007-RP1, Cl A
0.495%, 05/25/2046 (A) (C)	8,245	6,971
CWABS Revolving Home Equity Loan Trust, Ser 2004-K, Cl 2A
0.486%, 02/15/2034 (A)	320	286
CWHEQ Revolving Home Equity Loan Trust, Ser 2007-A, Cl A
0.306%, 04/15/2037 (A)	7,220	6,576
Dryden 37 Senior Loan Fund, Ser 2015-37A, Cl A
1.816%, 04/15/2027 (A) (C)	3,860	3,863
Educational Funding of the South, Ser 2011-1, Cl A2
0.927%, 04/25/2035 (A)	3,253	3,248
EFS Volunteer No. 3 LLC, Ser 2012-1, Cl A3
1.181%, 04/25/2033 (A) (C)	4,600	4,657
Equity One Mortgage Pass-Through Trust, Ser 2003-2, Cl M1
5.050%, 09/25/2033 (A)	103	104
First Franklin Mortgage Loan Trust, Ser 2004-FF7, Cl A5
1.185%, 09/25/2034 (A)	20	20
First Franklin Mortgage Loan Trust, Ser 2005-FFH3, Cl M1
0.695%, 09/25/2035 (A)	6,978	6,941
FirstKey Lending Trust, Ser 2015-SFR1, Cl A
2.553%, 03/09/2047 (C)	333	334
Flatiron CLO, Ser 2013-1A, Cl B
3.020%, 01/17/2026 (A) (C)	950	936
Flatiron CLO, Ser 2014-1A, Cl A1
1.654%, 07/17/2026 (A) (C)	3,510	3,507
Ford Credit Floorplan Master Owner Trust, Ser 2012-2, Cl A
1.920%, 01/15/2019	2,653	2,693

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Ford Credit Floorplan Master Owner Trust, Ser 2013-5, Cl A1
1.500%, 09/15/2018	$830	$837
Ford Credit Floorplan Master Owner Trust, Ser 2014-1, Cl A1
1.200%, 02/15/2019	2,066	2,072
Ford Credit Floorplan Master Owner Trust, Ser 2014-1, Cl A2
0.586%, 02/15/2019 (A)	693	694
Ford Credit Floorplan Master Owner Trust, Ser 2014-4, Cl A1
1.400%, 08/15/2019	3,800	3,811
Ford Credit Floorplan Master Owner Trust, Ser 2015-1, Cl A2
0.582%, 01/15/2020 (A)	904	904
Galaxy XIX CLO, Ser 2015-19A, Cl A1A
1.806%, 01/24/2027 (A) (C)	2,000	2,002
GCAT, Ser 2014-1A, Cl A1
3.228%, 07/25/2019 (A) (C)	830	835
GLC II Trust, Ser 2014-A, Cl A
4.000%, 12/18/2020 (C)	1,204	1,207
GLC Trust, Ser 2014-A, Cl A
3.000%, 07/15/2021 (C)	968	964
Global SC Finance II SRL, Ser 2014-1A, Cl A2
3.090%, 07/17/2029 (C)	3,859	3,872
GMAT Trust, Ser 2014-1A, Cl A
3.721%, 02/25/2044 (C)	154	154
Green Tree Financial, Ser 2008-MH1, Cl A2
8.970%, 04/25/2038 (A) (C)	1,681	1,755
Green Tree Financial, Ser 2008-MH1, Cl A3
8.970%, 04/25/2038 (A) (C)	1,401	1,463
Greenpoint Manufactured Housing, Ser 2001-2, Cl IA2
3.685%, 02/20/2032 (A)	725	665
Greenpoint Manufactured Housing, Ser 2001-2, Cl IIA2
3.675%, 03/13/2032 (A)	1,200	1,087
GSAMP Trust, Ser 2006-HE2, Cl A3
0.445%, 03/25/2046 (A)	8,000	7,362
Higher Education Funding I, Ser 2014-1, Cl A
1.332%, 05/25/2034 (A) (C)	3,510	3,551
HLSS Servicer Advance Receivables Backed Notes, Ser 2013-T7, Cl AT7
1.981%, 11/15/2046 (C)	2,614	2,601
HLSS Servicer Advance Receivables Trust, Ser 2012-T2, Cl A2
1.990%, 10/15/2045 (C)	730	730

SEI Institutional Investments Trust / Annual Report / May 31, 2015	151

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

HLSS Servicer Advance Receivables Trust, Ser 2013-T1, Cl A2
1.495%, 01/16/2046 (C)	$539	$538
HLSS Servicer Advance Receivables Trust, Ser 2013-T1, Cl B2
1.744%, 01/16/2046 (C)	182	182
HLSS Servicer Advance Receivables Trust, Ser 2014-T2, Cl AT2
2.217%, 01/15/2047 (C)	444	445
HSI Asset Securitization Trust, Ser 2006-OPT3, Cl 3A3
0.365%, 02/25/2036 (A)	1,094	1,021
ING IM CLO, Ser 2014-1A, Cl A1
1.775%, 04/18/2026 (A) (C)	3,900	3,901
JGWPT XXX LLC, Ser 2013-3A, Cl A
4.080%, 01/17/2073 (C)	2,176	2,291
JGWPT XXXII LLC, Ser 2014-2A, Cl A
3.610%, 01/17/2073 (C)	2,838	2,887
JGWPT XXXIII LLC, Ser 2014-3A, Cl A
3.500%, 06/15/2077 (C)	1,335	1,350
JPMorgan Mortgage Acquisition, Ser 2007-CH1, Cl AV4
0.311%, 11/25/2036 (A)	2,094	2,087
Key Resorts LLC, Ser 2014-A, Cl A
3.220%, 03/17/2031 (C)	461	463
Latitude CLO II, Ser 2006-2A, Cl A2
0.601%, 12/15/2018 (A) (C)	1,088	1,083
Lehman ABS Manufactured Housing Contract Trust, Ser 2001-B, Cl A4
5.270%, 04/15/2040	181	192
Long Beach Mortgage Loan Trust, Ser 2005-1, Cl M2
0.980%, 02/25/2035 (A)	6,835	6,634
Madison Avenue Manufactured Housing Contract Trust, Ser 2002-A, Cl M2
2.435%, 03/25/2032 (A)	61	61
Magnetite VI, Ser 2015-6A, Cl CR
2.884%, 09/15/2023 (A) (C)	1,500	1,500
Mid-State Trust, Ser 2003-11, Cl A1
4.864%, 07/15/2038	2,771	2,941
Mid-State Trust, Ser 2004-1, Cl A
6.005%, 08/15/2037	422	441
Mid-State Trust, Ser 2006-1, Cl A
5.787%, 10/15/2040 (C)	4,896	5,253

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Nationstar Agency Advance Funding Trust, Ser 2013-T2A, Cl AT2
1.892%, 02/18/2048 (C)	$232	$228
Navient Private Education Loan Trust, Ser 2014-AA, Cl A2A
2.740%, 02/15/2029 (C)	4,024	4,045
Navient Private Education Loan Trust, Ser 2015-AA, Cl A2A
2.650%, 12/15/2028 (C)	1,614	1,618
Navient Private Education Loan Trust, Ser 2015-AA, Cl A2B
1.382%, 12/15/2028 (A) (C)	2,187	2,197
Navient Student Loan Trust, Ser 2014-1, Cl A2
0.495%, 03/27/2023 (A)	1,388	1,387
Navient Student Loan Trust, Ser 2014-1, Cl A3
0.691%, 06/25/2031 (A)	5,330	5,301
Navient Student Loan Trust, Ser 2014-2, Cl A
0.825%, 03/25/2043 (A)	6,870	6,839
Navient Student Loan Trust, Ser 2014-3, Cl A
0.805%, 03/25/2043 (A)	6,865	6,825
Navient Student Loan Trust, Ser 2014-4, Cl A
0.801%, 03/25/2043 (A)	4,916	4,887
Navient Student Loan Trust, Ser 2014-8, Cl A2
0.621%, 04/25/2023 (A)	1,300	1,301
Navient Student Loan Trust, Ser 2014-8, Cl B
1.685%, 07/26/2049 (A)	134	130
Nelnet Student Loan Trust, Ser 2004-3, Cl A5
0.457%, 10/27/2036 (A)	2,057	2,033
Nelnet Student Loan Trust, Ser 2004-4, Cl A5
0.437%, 01/25/2037 (A)	1,943	1,922
Nelnet Student Loan Trust, Ser 2005-1, Cl A5
0.387%, 10/25/2033 (A)	2,231	2,182
Nelnet Student Loan Trust, Ser 2005-2, Cl A5
0.365%, 03/23/2037 (A)	1,848	1,804
Nelnet Student Loan Trust, Ser 2005-3, Cl A5
0.385%, 12/24/2035 (A)	6,032	5,923
Nelnet Student Loan Trust, Ser 2005-4, Cl A4
0.445%, 03/22/2032 (A)	742	715
Nelnet Student Loan Trust, Ser 2006-1, Cl A4
0.372%, 11/23/2022 (A)	426	426

152	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Nelnet Student Loan Trust, Ser 2006-2, Cl A4
0.357%, 10/26/2026 (A)	$1,625	$1,624
Nelnet Student Loan Trust, Ser 2010-4A, Cl A
0.985%, 04/25/2046 (A) (C)	931	942
Nelnet Student Loan Trust, Ser 2014-4A, Cl A2
1.135%, 11/25/2043 (A) (C)	3,735	3,749
Nelnet Student Loan Trust, Ser 2015-2A, Cl A2
0.785%, 09/25/2042 (A) (C)	6,575	6,575
Neuberger Berman CLO, Ser 2014-16A, Cl A1
1.745%, 04/15/2026 (A) (C)	1,060	1,060
Normandy Mortgage Loan LLC, Ser 2013-NPL3, Cl A
4.949%, 09/16/2043 (C)	957	956
NYMT Residential, Ser 2012-RP1A
4.250%, 12/25/2017 (A) (C)	1,099	1,099
NYMT Residential, Ser 2013-RP3A
4.850%, 09/25/2018 (C)	595	595
Oak Hill Advisors Residential Loan Trust, Ser 2014-NPL2, Cl A1
3.475%, 04/25/2054 (C)	1,071	1,075
Oak Hill Advisors Residential Loan Trust, Ser 2014-NPL2, Cl A2
4.000%, 04/25/2054 (C)	343	339
Octagon Investment Partners XI, Ser 2007-1X, Cl A1B
0.542%, 08/25/2021 (A)	2,776	2,728
OHA Loan Funding, Ser 2014-1A, Cl A1
1.762%, 10/20/2026 (A) (C)	3,000	2,997
OneMain Financial Issuance Trust, Ser 2015-1A, Cl A
3.190%, 03/18/2026 (C)	1,151	1,160
OZLM VIII, Ser 2014-8A, Cl A1A
1.714%, 10/17/2026 (A) (C)	2,000	1,999
Park Place Securities Asset-Backed Pass-Through Certificates, Ser 2004-WCW1, Cl M2
1.205%, 09/25/2034 (A)	349	346
Park Place Securities Asset-Backed Pass-Through Certificates, Ser 2004-WWF1, Cl M2
1.205%, 12/25/2034 (A)	1,180	1,181
Park Place Securities Asset-Backed Pass-Through Certificates, Ser 2005-WCH1, Cl M2
0.965%, 01/25/2036 (A)	2,255	2,243

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Park Place Securities Asset-Backed Pass-Through Certificates, Ser 2005-WCW2, Cl A2D
0.555%, 07/25/2035 (A)	$5,685	$5,664
Park Place Securities Asset-Backed Pass-Through Certificates, Ser 2005-WCW2, Cl M1
0.685%, 07/25/2035 (A)	7,350	7,264
Popular ABS Mortgage Pass-Through Trust, Ser 2004-5, Cl AF4
4.655%, 12/25/2034 (A)	14	14
Progreso Receivables Funding I LLC, Ser 2013-A, Cl A
4.000%, 07/09/2018 (C)	500	501
Progreso Receivables Funding II LLC, Ser 2014-A, Cl A
3.500%, 07/08/2019 (C)	1,000	1,001
Progreso Receivables Funding LLC, Ser 2015-A, Cl A
3.625%, 02/10/2020 (C)	1,030	1,030
Race Point CLO, Ser 2012-7A, Cl A
1.696%, 11/08/2024 (A) (C)	4,500	4,500
RAMP Trust, Ser 2002-RS4, Cl AI5
6.163%, 08/25/2032	3	3
RAMP Trust, Ser 2003-RS10, Cl AI6
5.860%, 11/25/2033	529	565
RAMP Trust, Ser 2003-RS11, Cl AI6A
5.980%, 12/25/2033	440	475
RAMP Trust, Ser 2006-RZ1, Cl A3
0.485%, 03/25/2036 (A)	586	572
RAMP Trust, Ser 2006-RZ3, Cl A2
0.345%, 08/25/2036 (A)	3,147	3,108
RSB Bondco LLC, Ser 2007-A, Cl A3
5.820%, 06/28/2019	2,470	2,631
Saranac CLO II, Ser 2014-2A, Cl B
2.326%, 02/20/2025 (A) (C)	1,750	1,736
Selene Non-Performing Loans LLC, Ser 2014-1A, Cl A
2.981%, 05/25/2054 (C)	265	263
Shackleton CLO, Ser 2013-4A, Cl B1
2.270%, 01/13/2025 (A) (C)	1,450	1,450
SLC Student Loan Trust, Ser 2007-2, Cl A2
0.674%, 05/15/2028 (A)	869	869
SLM Private Education Loan Trust, Ser 2012-B, Cl A2
3.480%, 10/15/2030 (C)	641	665

SEI Institutional Investments Trust / Annual Report / May 31, 2015	153

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

SLM Private Education Loan Trust, Ser 2012-D, Cl A2
2.950%, 02/15/2046 (C)	$2,757	$2,836
SLM Private Education Loan Trust, Ser 2013-B, Cl A1
0.836%, 07/15/2022 (A) (C)	1,155	1,156
SLM Private Education Loan Trust, Ser 2013-B, Cl A2A
1.850%, 06/17/2030 (C)	397	395
SLM Private Education Loan Trust, Ser 2013-C, Cl A2A
2.940%, 10/15/2031 (C)	669	691
SLM Private Education Loan Trust, Ser 2014-A, Cl A1
0.786%, 07/15/2022 (A) (C)	657	658
SLM Private Education Loan Trust, Ser 2014-A, Cl A2A
2.590%, 01/15/2026 (C)	1,128	1,147
SLM Student Loan Trust, Ser 2003-12, Cl B
0.861%, 03/15/2038 (A)	1,773	1,606
SLM Student Loan Trust, Ser 2003-4, Cl A5D
0.991%, 03/15/2033 (A) (C)	1,856	1,856
SLM Student Loan Trust, Ser 2004-10, Cl A6A
0.827%, 04/27/2026 (A) (C)	3,200	3,200
SLM Student Loan Trust, Ser 2004-3, Cl A5
0.447%, 07/25/2023 (A)	2,836	2,826
SLM Student Loan Trust, Ser 2004-8, Cl B
0.737%, 01/25/2040 (A)	470	431
SLM Student Loan Trust, Ser 2004-8A, Cl A5
0.777%, 04/25/2024 (A) (C)	6,046	6,052
SLM Student Loan Trust, Ser 2005-2, Cl A5
0.367%, 04/27/2020 (A)	3,684	3,659
SLM Student Loan Trust, Ser 2005-5, Cl A3
0.377%, 04/25/2025 (A)	296	295
SLM Student Loan Trust, Ser 2005-5, Cl A4
0.417%, 10/25/2028 (A)	2,900	2,841
SLM Student Loan Trust, Ser 2005-6, Cl A5B
1.477%, 07/27/2026 (A)	1,191	1,212
SLM Student Loan Trust, Ser 2005-6, Cl A6
0.417%, 10/27/2031 (A)	1,789	1,743
SLM Student Loan Trust, Ser 2005-7, Cl A4
0.427%, 10/25/2029 (A)	1,657	1,618

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

SLM Student Loan Trust, Ser 2005-9, Cl A5
0.397%, 01/27/2025 (A)	$1,547	$1,544
SLM Student Loan Trust, Ser 2006-2, Cl A6
0.447%, 01/25/2041 (A)	4,250	3,998
SLM Student Loan Trust, Ser 2006-3, Cl A5
0.377%, 01/25/2021 (A)	2,551	2,517
SLM Student Loan Trust, Ser 2006-7, Cl A4
0.347%, 04/25/2022 (A)	16	16
SLM Student Loan Trust, Ser 2006-8, Cl A6
0.437%, 01/25/2041 (A)	4,250	3,981
SLM Student Loan Trust, Ser 2007-2, Cl B
0.447%, 07/25/2025 (A)	934	834
SLM Student Loan Trust, Ser 2007-6, Cl B
1.127%, 04/27/2043 (A)	1,036	937
SLM Student Loan Trust, Ser 2008-2, Cl B
1.477%, 01/25/2029 (A)	1,155	1,074
SLM Student Loan Trust, Ser 2008-3, Cl B
1.477%, 04/25/2029 (A)	1,155	1,075
SLM Student Loan Trust, Ser 2008-4, Cl B
2.127%, 04/25/2029 (A)	1,155	1,124
SLM Student Loan Trust, Ser 2008-5, Cl A3
1.577%, 01/25/2018 (A)	372	374
SLM Student Loan Trust, Ser 2008-5, Cl B
2.127%, 07/25/2029 (A)	1,155	1,171
SLM Student Loan Trust, Ser 2008-6, Cl B
2.127%, 07/25/2029 (A)	1,155	1,162
SLM Student Loan Trust, Ser 2008-7, Cl B
2.127%, 07/25/2029 (A)	1,155	1,159
SLM Student Loan Trust, Ser 2008-8, Cl B
2.527%, 10/25/2029 (A)	1,155	1,200
SLM Student Loan Trust, Ser 2008-9, Cl A
1.777%, 04/25/2023 (A)	6,252	6,414
SLM Student Loan Trust, Ser 2008-9, Cl B
2.527%, 10/25/2029 (A)	1,155	1,203
SLM Student Loan Trust, Ser 2010-1, Cl A
0.585%, 03/25/2025 (A)	330	329

154	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

SLM Student Loan Trust, Ser 2011-2, Cl A2
1.385%, 10/25/2034 (A)	$495	$508
SLM Student Loan Trust, Ser 2012-6, Cl A3
0.935%, 05/26/2026 (A)	1,094	1,108
SLM Student Loan Trust, Ser 2012-6, Cl B
1.185%, 04/27/2043 (A)	1,862	1,758
SLM Student Loan Trust, Ser 2012-E, Cl A1
0.936%, 10/16/2023 (A) (C)	999	1,001
SLM Student Loan Trust, Ser 2012-E, Cl A2B
1.936%, 06/15/2045 (A) (C)	3,176	3,263
SLM Student Loan Trust, Ser 2013-1, Cl B
1.985%, 11/25/2043 (A)	487	489
SLM Student Loan Trust, Ser 2013-2, Cl B
1.685%, 06/25/2043 (A)	373	368
SLM Student Loan Trust, Ser 2013-3, Cl A2
0.485%, 05/26/2020 (A)	3,000	2,998
SLM Student Loan Trust, Ser 2013-3, Cl B
1.685%, 09/25/2043 (A)	768	752
SLM Student Loan Trust, Ser 2013-4, Cl A
0.731%, 06/25/2027 (A)	2,649	2,658
SLM Student Loan Trust, Ser 2013-5, Cl A2
0.581%, 10/26/2020 (A)	1,216	1,218
SLM Student Loan Trust, Ser 2013-6, Cl A2
0.685%, 02/25/2021 (A)	633	633
SLM Student Loan Trust, Ser 2013-M1, Cl M1
3.500%, 10/28/2029 (C)	3,733	3,689
SLM Student Loan Trust, Ser 2014-1, Cl A2
0.565%, 07/26/2021 (A)	1,946	1,946
SLM Student Loan Trust, Ser 2014-2, Cl A3
0.775%, 03/26/2029 (A)	1,774	1,782
Small Business Administration, Ser 2013-20L, Cl 1
3.380%, 12/01/2033	1,212	1,279
Small Business Administration, Ser 2015-20A, Cl 1
2.520%, 01/01/2035	1,110	1,111
SMB Private Education Loan Trust, Ser 2015-A, Cl A1
0.780%, 07/17/2023 (A) (C)	2,768	2,768

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

SMB Private Education Loan Trust, Ser 2015-A, Cl A2A
2.490%, 06/15/2027 (C)	$2,370	$2,350
SMB Private Education Loan Trust, Ser 2015-A, Cl A2B
1.180%, 06/15/2027 (A) (C)	1,602	1,602
SpringCastle America Funding LLC, Ser 2014-AA, Cl A
2.700%, 05/25/2023 (C)	2,319	2,329
SpringCastle America Funding LLC, Ser 2014-AA, Cl B
4.610%, 10/25/2027 (C)	600	609
Springleaf Funding Trust, Ser 2013-AA, Cl A
2.580%, 09/15/2021 (C)	1,876	1,881
Springleaf Funding Trust, Ser 2014-AA, Cl A
2.410%, 12/15/2022 (C)	933	934
Stanwich Mortgage Loan Trust, Ser 2013-NPL1, Cl A
2.981%, 02/16/2043 (C)	122	122
Structured Asset Investment Loan Trust, Ser 2004-8, Cl A2
0.735%, 09/25/2034 (A)	3,364	3,211
Structured Asset Securities Mortgage Loan Trust, Ser 2005-WF2, Cl A3
0.785%, 05/25/2035 (A)	7,135	7,139
Structured Asset Securities Mortgage Loan Trust, Ser 2005-WF4, Cl A4
0.545%, 11/25/2035 (A)	192	192
Sunset Mortgage Loan, Ser 2014-NPL2, Cl A
3.721%, 11/16/2044 (C)	1,674	1,666
Trade MAPS 1, Ser 2013-1A, Cl A
0.882%, 12/10/2018 (A) (C)	3,109	3,108
Trafigura Securitisation Finance, Ser 2014-1A, Cl A
1.136%, 10/15/2021 (A) (C)	957	957
Truman Capital Mortgage Loan Trust, Ser 2014-NPL1, Cl A1
3.228%, 07/25/2053 (C)	616	615
Truman Capital Mortgage Loan Trust, Ser 2014-NPL2, Cl A1
3.125%, 06/25/2054 (C)	734	733
Truman Capital Mortgage Loan Trust, Ser 2014-NPL2, Cl A2
4.250%, 06/25/2054 (C)	301	295
Truman Capital Mortgage Loan Trust, Ser 2014-NPL3, Cl A1
3.125%, 04/25/2053 (C)	682	681

SEI Institutional Investments Trust / Annual Report / May 31, 2015	155

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

U.S. Small Business Administration, Ser 2015-10A, Cl 1
2.517%, 03/10/2025	$1,330	$1,342
US Residential Opportunity Fund Trust, Ser 2015-1III, Cl A
3.721%, 01/27/2035 (C)	1,079	1,088
Venture XV CLO, Ser 2013-15A, Cl B1
2.325%, 07/15/2025 (A) (C)	800	800
Venture XVI CLO, Ser 2014-16A, Cl A1L
1.753%, 04/15/2026 (A) (C)	4,020	4,021
VOLT XIX LLC, Ser 2014-NP11, Cl A1
3.875%, 04/25/2055 (C)	883	886
VOLT XXVI LLC, Ser 2014-NPL6, Cl A1
3.125%, 09/25/2043 (C)	1,287	1,285
VOLT XXX LLC, Ser 2015-NPL1, Cl A1
3.625%, 10/25/2057 (C)	765	767
VOLT XXXI LLC, Ser 2015-NPL2, Cl A1
3.375%, 02/25/2055 (C)	718	719
VOLT, Ser 2014-3A, Cl A1
3.250%, 05/25/2054	157	157
VOLT, Ser 2014-NPL4, Cl A1
3.125%, 04/27/2054 (C)	1,276	1,276
VOLT, Ser 2014-NPL5, Cl A1
3.228%, 09/25/2058	755	755
VOLT, Ser 2014-NPL6, Cl A2
4.250%, 09/25/2043	422	415
VOLT, Ser 2014-NPL7, Cl A1
3.375%, 08/27/2057 (C)	1,418	1,420
VOLT, Ser 2014-NPL8, Cl A1
3.375%, 10/26/2054 (C)	427	427
Voya CLO, Ser 2014-4A, Cl A1
1.777%, 10/14/2026 (A) (C)	3,500	3,498
Westgate Resorts LLC, Ser 2012-2A, Cl A
3.000%, 01/20/2025 (C)	223	223
Westgate Resorts LLC, Ser 2012-3A, Cl A
2.500%, 03/20/2025 (C)	199	199

		457,147

Total Asset-Backed Securities (Cost $631,492) ($ Thousands)		639,139

U.S. GOVERNMENT AGENCY OBLIGATIONS — 3.3%
FAMC
2.375%, 07/22/2015	170	171
2.125%, 09/15/2015	175	176

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

FFCB
1.500%, 11/16/2015	$7,830	$7,867
0.240%, 02/27/2017 (A)	7,130	7,138
0.206%, 09/14/2016 (A)	7,370	7,375
FHLB
5.500%, 07/15/2036	200	269
0.875%, 05/24/2017	100	100
0.065%, 07/20/2015 (B)	40,635	40,631
0.060%, 06/10/2015 (B)	12,195	12,195
0.057%, 06/24/2015 (B)	15,765	15,764
FHLMC
5.625%, 11/23/2035	1,581	1,619
1.620%, 11/21/2019	810	807
FICO STRIPS, PO
9.800%, 04/06/2018	7,590	9,465
8.600%, 09/26/2019	5,655	7,300
1.386%, 11/02/2018 (B)	9,315	8,880
1.350%, 08/03/2018 (B)	9,280	8,891
1.315%, 05/11/2018 (B)	3,620	3,505
1.302%, 04/06/2018 (B)	2,920	2,830
1.281%, 02/08/2018 (B)	960	933
0.000%, 12/06/2018 to 09/26/2019 (B)	7,550	7,157
FNMA
2.625%, 09/06/2024	1,458	1,491
2.331%, 10/09/2019 (B)	27,035	24,828
FNMA, PO
0.000%, 05/15/2030 (B)	1,800	1,087
Residual Funding Principal STRIPS
1.757%, 07/15/2020 (B)	3,880	3,535
Resolution Funding STRIPS
1.804%, 10/15/2019 (B)	440	409
Tennessee Valley Authority
5.880%, 04/01/2036	1,550	2,070
5.250%, 09/15/2039	498	627
4.625%, 09/15/2060	231	257
3.875%, 02/15/2021	3,090	3,428
2.875%, 09/15/2024	4,030	4,142
Tennessee Valley Authority Generic STRIPS
5.740%, 07/15/2028 (B)	1,500	971
Tennessee Valley Authority Principal STRIPS, PO
0.000%, 11/01/2025 (B)	1,000	729

Total U.S. Government Agency Obligations (Cost $179,562) ($ Thousands)		186,647

SOVEREIGN DEBT — 2.2%
African Development Bank
8.800%, 09/01/2019 (K)	700	876
Brazilian Government International Bond
5.000%, 01/27/2045	200	186

156	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description	Face Amount (Thousands) (1)		Market Value ($ Thousands)

Federal Republic of Brazil
4.250%, 01/07/2025 (D)		755	$743
FMS Wertmanagement AoeR
1.000%, 11/21/2017		1,660	1,662
Israel Government AID Bond
5.500%, 09/18/2033		1,000	1,325
3.516%, 11/01/2024 (B)		1,000	775
3.008%, 02/15/2025 (B)		1,000	766
2.986%, 08/15/2025 (B)		1,000	754
Italy Buoni Poliennali Del Tesoro
3.750%, 09/01/2024	EUR	18,220	23,200
Japan Bank for International Cooperation
1.750%, 05/28/2020		2,160	2,145
Japan Finance Organization for Municipalities
4.000%, 01/13/2021		3,600	3,976
Mexico Government International Bond MTN
6.050%, 01/11/2040		394	469
5.750%, 10/12/2110		2,947	3,072
5.550%, 01/21/2045		20,210	22,711
4.750%, 03/08/2044		968	976
4.600%, 01/23/2046		760	748
4.000%, 10/02/2023		84	88
3.500%, 01/21/2021		300	309
Province of Ontario Canada
1.875%, 05/21/2020		1,915	1,923
Province of Quebec Canada
7.500%, 07/15/2023		260	351
2.625%, 02/13/2023		5,600	5,721
Republic of Colombia
5.625%, 02/26/2044		6,830	7,359
5.000%, 06/15/2045		470	464
Republic of Indonesia MTN
5.875%, 03/13/2020		190	214
5.875%, 01/15/2024 (C)		1,264	1,422
5.125%, 01/15/2045 (C)		845	839
4.875%, 05/05/2021		500	541
3.750%, 04/25/2022		500	501
3.750%, 04/25/2022 (C)		360	360
Republic of Paraguay
6.100%, 08/11/2044 (C)		960	1,032
4.625%, 01/25/2023 (C)		1,285	1,317
Republic of Peru
5.625%, 11/18/2050		1,080	1,269
Republic of Poland
4.000%, 01/22/2024		7,630	8,155
Republic of Slovakia
4.375%, 05/21/2022 (C)		2,990	3,330
Republic of Slovenia
5.850%, 05/10/2023 (C)		655	763
5.500%, 10/26/2022 (C)		1,426	1,622

Description	Face Amount (Thousands) (1)	Market Value ($ Thousands)

5.250%, 02/18/2024 (C)	2,605	$2,934
Republic of South Africa
5.875%, 09/16/2025 (D)	4,750	5,390
Republic of Turkey
6.250%, 09/26/2022	859	969
5.750%, 03/22/2024 (D)	4,240	4,673
5.625%, 03/30/2021	562	613
Russian Foreign Bond - Eurobond
7.500%, 03/31/2030	3,266	3,825
4.500%, 04/04/2022	2,400	2,361
Ukraine Government AID Bonds
1.847%, 05/29/2020	852	852

Total Sovereign Debt (Cost $117,565) ($ Thousands)		123,581

MUNICIPAL BONDS — 0.5%
Brazos, Higher Education Authority, Ser 2006-2, Cl A9, RB
0.269%, 12/26/2024 (A)	1,183	1,162
California State, Build America Project, GO
7.600%, 11/01/2040	1,170	1,795
6.650%, 03/01/2022	70	86
City of Chicago, Ser B, GO
6.314%, 01/01/2044	2,690	2,462
City of Houston, Ser A, GO
6.290%, 03/01/2032	605	751
City of Los Angeles, Department of Airports, RB
6.582%, 05/15/2039	180	231
City of New York, Build America Project, GO
5.047%, 10/01/2024	4,000	4,580
City of New York, Build America Project, GO Callable 12/01/2020 @ 100
6.646%, 12/01/2031	2,000	2,358
County of Clark, Airport System Revenue, Ser C-BUILD, RB
6.820%, 07/01/2045	1,990	2,806
Illinois State, Build America Project, GO
6.200%, 07/01/2021	1,500	1,610
Illinois State, GO
5.100%, 06/01/2033	270	256
Los Angeles, Community College District, Build America Project, GO
6.750%, 08/01/2049	1,345	1,942
New Jersey State, Turnpike Authority, Build America Project, RB
7.102%, 01/01/2041	1,774	2,486

SEI Institutional Investments Trust / Annual Report / May 31, 2015	157

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

New York State, Dormitory Authority, RB
5.600%, 03/15/2040	$280	$345
North Texas, Tollway Authority, Build America Project, RB
6.718%, 01/01/2049	1,554	2,175
Northstars Education Finance Authority, RB
1.029%, 01/29/2046 (A)	50	49
Ohio State University, Build America Project, Ser A, RB
4.800%, 06/01/2111	1,159	1,150
Ohio State, American Municipal Power, RB
7.499%, 02/15/2050	200	282
Port Authority of New York & New Jersey, Build America Project, RB
5.647%, 11/01/2040	200	244
Port Authority of New York & New Jersey, RB
4.458%, 10/01/2062	1,820	1,880
South Carolina State, Student Loan, Ser A-2, Cl A2, RB
0.403%, 12/01/2020 (A)	1,135	1,134
Virginia State, Housing Development Authority, Ser C, RB
6.000%, 06/25/2034	245	262

Total Municipal Bonds (Cost $26,706) ($ Thousands)		30,046

U.S. TREASURY OBLIGATIONS — 25.9%
U.S. Treasury Bills
0.025%, 06/25/2015 (B) (J)	226	226
0.020%, 06/18/2015 (B) (J)	105	105
0.005%, 06/04/2015 (B) (J)	74	74
0.000%, 06/11/2015 (B) (J)	342	342
U.S. Treasury Bonds
4.500%, 05/15/2038	500	649
3.750%, 11/15/2043	23,412	27,557
3.625%, 08/15/2043	4,164	4,793
3.625%, 02/15/2044	34,259	39,446
3.375%, 05/15/2044	3,538	3,897
3.125%, 02/15/2042	1,790	1,884
3.125%, 02/15/2043	7,219	7,577
3.000%, 11/15/2044	14,645	15,051
3.000%, 05/15/2045	22,439	23,126
2.900%, 11/15/2042 (B)	6,245	2,738
2.875%, 05/15/2043	39,610	39,619
2.750%, 08/15/2042 (J)	46,065	44,982
2.750%, 11/15/2042	31,940	31,171
2.500%, 02/15/2045 (D)	67,560	62,630

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

U.S. Treasury Inflation-Protected Securities
2.375%, 01/15/2025	$601	$720
2.125%, 02/15/2040	524	669
2.000%, 01/15/2016	8,875	9,030
1.875%, 07/15/2015	7,320	7,366
1.750%, 01/15/2028	225	260
1.375%, 02/15/2044	34,310	38,210
0.750%, 02/15/2042	5,737	5,497
0.750%, 02/15/2045	10,614	10,154
0.625%, 01/15/2024	982	1,012
0.625%, 02/15/2043	19,482	18,053
0.250%, 01/15/2025	13,563	13,525
0.125%, 04/15/2016	21,314	21,441
0.125%, 04/15/2017	6,596	6,699
0.125%, 07/15/2024	13,370	13,243
U.S. Treasury Notes
3.625%, 08/15/2019	7,500	8,209
3.125%, 04/30/2017	12,011	12,593
3.125%, 05/15/2019	18,185	19,496
3.125%, 05/15/2021	2,150	2,325
2.875%, 03/31/2018	11,810	12,463
2.500%, 05/15/2024	19,881	20,623
2.375%, 06/30/2018	5,985	6,239
2.375%, 08/15/2024	11,470	11,768
2.125%, 05/15/2025	34,544	34,647
2.000%, 02/15/2025 (D)	79,170	78,502
1.875%, 05/31/2022	22,380	22,427
1.750%, 09/30/2019	48,028	48,838
1.750%, 04/30/2022	4,447	4,420
1.750%, 05/15/2023	3,220	3,172
1.625%, 06/30/2019	19,734	19,999
1.625%, 07/31/2019	20,858	21,124
1.625%, 08/31/2019	7,840	7,937
1.625%, 12/31/2019	13,370	13,498
1.500%, 01/31/2019	6,993	7,077
1.500%, 05/31/2019	15,804	15,951
1.500%, 10/31/2019	9,233	9,284
1.500%, 05/31/2020	35,047	35,095
1.500%, 01/31/2022	11,320	11,088
1.375%, 02/28/2019	14,356	14,451
1.375%, 02/29/2020	3,320	3,311
1.375%, 03/31/2020	1,285	1,281
1.375%, 04/30/2020 (D)	55,859	55,622
1.000%, 09/15/2017	21,516	21,654
1.000%, 12/15/2017	12,905	12,971
1.000%, 02/15/2018	18,360	18,429
1.000%, 05/15/2018	7,798	7,816
1.000%, 11/30/2019	46,510	45,707
0.875%, 01/31/2017	4,195	4,219
0.875%, 05/15/2017	23,885	24,017
0.875%, 08/15/2017	79,000	79,315
0.875%, 11/15/2017	40,825	40,927
0.875%, 01/15/2018	10,425	10,436

158	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

0.750%, 10/31/2017	$12,319	$12,317
0.750%, 04/15/2018	17,047	16,971
0.625%, 02/15/2017	921	922
0.625%, 05/31/2017	19,958	19,966
0.625%, 09/30/2017	14,429	14,393
0.625%, 11/30/2017	950	946
0.500%, 03/31/2017	12,340	12,327
0.500%, 04/30/2017 (D)	74,540	74,431
U.S. Treasury STRIPS (B)
6.322%, 05/15/2024	800	656
6.102%, 05/15/2026	500	385
5.812%, 02/15/2024	75	62
5.738%, 08/15/2024	200	163
5.680%, 05/15/2029	100	70
5.299%, 05/15/2034	500	289
4.994%, 11/15/2029	1,450	989
4.570%, 08/15/2033	1,150	681
4.457%, 05/15/2020	4,700	4,342
4.254%, 02/15/2030	3,650	2,468
4.224%, 11/15/2030	4,250	2,799
4.195%, 05/15/2030	2,400	1,609
4.008%, 02/15/2033	600	365
4.007%, 08/15/2030	3,350	2,228
3.993%, 11/15/2033	3,750	2,201
3.892%, 02/15/2032	1,950	1,224
3.877%, 05/15/2027	2,070	1,544
3.841%, 02/15/2034	1,850	1,077
3.839%, 02/15/2028	2,473	1,802
3.816%, 11/15/2031	3,215	2,045
3.622%, 11/15/2032	3,700	2,266
3.602%, 05/15/2032	9,250	5,780
3.590%, 08/15/2031	3,400	2,181
3.583%, 08/15/2028	2,800	1,999
3.514%, 08/15/2034	300	171
3.366%, 05/15/2031	2,230	1,446
3.251%, 05/15/2028	670	484
3.249%, 02/15/2029	3,980	2,788
3.059%, 08/15/2032	1,000	619
3.046%, 08/15/2029	3,500	2,407
3.011%, 11/15/2034	1,850	1,048
2.939%, 08/15/2023	800	673
2.919%, 11/15/2021	3,650	3,231
2.878%, 11/15/2027	16,555	12,154
2.814%, 05/15/2023	5,200	4,407
2.784%, 11/15/2028	800	567
2.749%, 05/15/2033	3,950	2,378
2.596%, 08/15/2039	100	49
2.543%, 05/15/2022	2,500	2,182
2.441%, 11/15/2023	600	501
1.797%, 05/15/2021	500	449
1.526%, 11/15/2027	3,595	2,679

Total U.S. Treasury Obligations (Cost $1,416,240) ($ Thousands)		1,448,408

Description	Shares/Contracts	Market Value ($ Thousands)

AFFILIATED PARTNERSHIP — 4.6%
SEI Liquidity Fund, L.P. 0.060%**† (I)	256,061,634	$256,062

Total Affiliated Partnership (Cost $256,062) ($ Thousands)		256,062

CASH EQUIVALENT — 4.9%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.010%**†	275,148,803	275,149

Total Cash Equivalent (Cost $275,149) ($ Thousands)		275,149

Total Investments — 112.3% (Cost $6,161,265) ($ Thousands)		$6,291,833

PURCHASED OPTIONS — 0.0%
December 2015, Euro Dollar Future Call, Expires 12/14/15, Strike Price $99.62*	169	13
December 2015, Euro Dollar Future Put, Expires 12/14/15, Strike Price $98.87*	169	4
September 2015, U.S. 10 Year Future Option Put, Expires 08/24/15, Strike Price $123.50*	66	16

Total Purchased Options (Cost $70) ($ Thousands)		33

PURCHASED SWAPTION — 0.0%
February 2019, 3-Month LIBOR Put, Expires: 01/14/2019, Strike Rate: 5.000%**	8,145,000	109

Total Purchased Swaption (Cost $547) ($ Thousands)		109

WRITTEN OPTIONS — 0.0%
December 2015, Euro Dollar Future Put, Expires 12/14/15, Strike Price $99.25*	(169)	(19)
December 2015, IMM Euro Dollar Future Call, Expires 12/16/15, Strike Price $99.25*	(169)	(97)
July 2015, Euro-Bund Future Option Put, Expires 06/15/15, Strike Price $148.00*	(34)	(1)
July 2015, U.S. 10 Year Future Option Call, Expires 06/15/15, Strike Price $132.00*	(176)	(6)

SEI Institutional Investments Trust / Annual Report / May 31, 2015	159

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

May 31, 2015

Description	Contracts	Market Value ($ Thousands)

July 2015, U.S. 10 Year Future Option Call, Expires 06/15/15, Strike Price $131.50*	(97)	$(4)
July 2015, U.S. 10 Year Future Option Call, Expires 06/15/15, Strike Price $130.00*	(154)	(22)
July 2015, U.S. 10 Year Future Option Call, Expires 06/15/15, Strike Price $133.00*	(176)	(3)
July 2015, U.S. 10 Year Future Option Put, Expires 06/15/15, Strike Price $126.50*	(97)	(35)
July 2015, U.S. Bond Future Option Call, Expires 06/15/15, Strike Price $173.00*	(85)	(1)
July 2015, U.S. Bond Future Option Put, Expires 06/15/15, Strike Price $153.00*	(85)	(96)
June 2015, Euro Dollar Future Put, Expires 06/15/15, Strike Price $98.75*	(130)	(1)
September 2015, IMM Euro Dollar Future Call, Expires 09/17/15, Strike Price $99.50*	(108)	(34)
September 2015, IMM Euro Dollar Future Put, Expires 09/17/15, Strike Price $99.50*	(108)	(7)
September 2015, U.S. 10 Year Future Option Call, Expires 08/24/15, Strike Price $129.00*	(99)	(82)
September 2015, U.S. 10 Year Future Option Call, Expires 08/24/15, Strike Price $129.50*	(48)	(32)
September 2015, U.S. 10 Year Future Option Call, Expires 08/24/15, Strike Price $130.00*	(66)	(36)

Total Written Options (Premiums Received $586) ($ Thousands)		(476)

WRITTEN SWAPTION — 0.0%
February 2019, 3-Month LIBOR Put, Expires: 01/14/2019, Strike Rate: 5.000%**	(30,730,000)	(156)

Total Written Swaption (Premiums Received $795) ($ Thousands)		(156)

A list of the open futures contracts held by the Fund at May 31, 2015, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
90-Day Euro$	(332)	Dec-2015	$14
90-Day Euro$	(258)	Dec-2016	(51)
90-Day Euro$	(441)	Sep-2015	4
Euro Fx Currency	(40)	Jun-2015	(55)
Euro-BTP Italian Government Bond	61	Jun-2015	74
Euro-Bund	(280)	Jun-2015	1,219
Euro-Bund	(32)	Sep-2015	(49)
U.S. 2-Year Treasury Note	(1,500)	Sep-2015	(391)
U.S. 5-Year Treasury Note	(73)	Sep-2015	(26)
U.S. 5-Year Treasury Note	1,355	Sep-2015	875
U.S. 10-Year Treasury Note	1,038	Sep-2015	696
U.S. Long Treasury Bond	(430)	Sep-2015	(1,471)
U.S. Ultra Long Treasury Bond	379	Sep-2015	1,228
U.S. Ultra Long Treasury Bond	(724)	Sep-2015	(879)

			$1,188

For the year ended May 31, 2015, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

A list of the open forward foreign currency contracts held by the Fund at May 31, 2015, is as follows:

Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) ($ Thousands)
7/16/15	GBP	8,600	USD	13,397	$280
7/16/15	USD	13,343	GBP	8,600	(226)
7/16/15-8/13/15	EUR	51,588	USD	58,329	1,724
8/13/15	JPY	1,108,175	USD	9,272	332
8/13/15	USD	12,649	EUR	11,201	(358)

					$1,752

A list of the counterparties for the open forward foreign currency contracts held by the Fund at May 31, 2015, is as follows:

Counterparty	Currency to Deliver ($ Thousands)	Currency to Receive ($ Thousands)	Unrealized Appreciation ($ Thousands)
Bank of America	$(34,350)	$34,621	$271
Barclays PLC	(10,735)	11,071	336
Citigroup	(49,309)	50,160	851
Morgan Stanley	(7,333)	7,516	183
UBS	(2,925)	3,036	111

			$1,752

For the year ended May 31, 2015, the total amount of all open forward foreign currency contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

160	SEI Institutional Investments Trust / Annual Report / May 31, 2015

A list of the open OTC swap agreements held by the Fund at May 31, 2015 is as follows:

Interest Rate Swaps
Counterparty	Fund Pays	Fund Receives	Termination Date	Notional Amount ($ Thousands)	Net Unrealized Depreciation ($ Thousands)
Citigroup	2.71%	3 Month USD - LIBOR	08/15/42	$8,210	$(258)
Barclays Bank PLC	2.48%	3 Month USD - LIBOR	11/15/27	4,105	(348)
Barclays Bank PLC	2.42%	3 Month USD - LIBOR	11/15/27	4,110	(311)

					$(917)

Credit Default Swaps
Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pays)/Receives Rate	Termination Date	Notional Amount ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Deutsche Bank	Berkshire Hathaway	SELL	1.00	03/20/24	$(3,280)	$83
Goldman Sachs	Metlife	SELL	1.00	06/20/21	(1,660)	(5)
Goldman Sachs	Metlife	SELL	1.00	06/20/21	(1,900)	(5)

						$73

A list of the open centrally cleared swap agreements held by the Fund at May 31, 2015 is as follows:

Interest Rate Swaps
Counterparty	Fund Pays	Fund Receives	Termination Date	Notional Amount ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
UBS	2.39%	3 Month USD - LIBOR	02/15/41	$16,166	$660
Citigroup	3.68%	3 Month USD - LIBOR	11/15/43	5,080	(1,144)

					$(484)

For the year ended May 31, 2015, the total amount of open swap agreements, as presented in the tables above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $5,600,807 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2015.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(1)	In U.S. Dollars unless otherwise indicated.

(A)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of May 31, 2015.

(B)	The rate reported is the effective yield at time of purchase.

(C)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(D)	This security or a partial position of this security is on loan at May 31, 2015. The total market value of securities on loan at May 31, 2015 was $250,380 ($ Thousands).

(E)	Securities considered illiquid. The total market value of such securities as of May 31, 2015 was $1 ($ Thousands) and represented 0.0% of Net Assets.

(F)	Security in default on interest payments.

(G)	Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total market value of such securities as of May 31, 2015 was $725 ($ Thousands) and represented 0.01% of Net Assets.

(H)	Step Bonds — The rate reflected on the Schedule of Investments is the effective yield on May 31, 2015. The coupon on a step bond changes on a specified date.

(I)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of May 31, 2015 was $256,062 ($ Thousands).

(J)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

(K)	This security is a Supra-National organization.

ABS — Asset-Based Security

AID — Agency for International Development

ARM — Adjustable Rate Mortgage

BTP — Buono del Tesoro Poliennale

Cl — Class

CLO — Collateralized Loan Obligation

CMBS — Commercial Mortgage-Backed Securities

CMO — Collateralized Mortgage Obligation

EUR — Euro

FAMC — Federal Agricultural Mortgage Corporation

FDIC — Federal Deposit Insurance Company

FFCB — Federal Farm Credit Bank

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FICO — Financing Corporation

FNMA — Federal National Mortgage Association

GBP — British Pound Sterling

GNMA — Government National Mortgage Association

GO — General Obligation

IO — Interest Only — face amount represents notional amount

JPY — Japanese Yen

LLC — Limited Liability Company

LIBOR — London Interbank Offered Rate

L.P. — Limited Partnership

MTN — Medium Term Note

NCUA — National Credit Union Association

OTC — Over the Counter

PLC — Public Limited Company

PO — Principal Only

RB — Revenue Bond

Re-REMIC — Real Estate Mortgage Investment Conduit

REMIC — Real Estate Mortgage Investment Conduit

Ser — Series

STRIPS — Separately Traded Registered Interest and Principal Securities

TBA — To Be Announced

USD — U.S. Dollar

SEI Institutional Investments Trust / Annual Report / May 31, 2015	161

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Concluded)

May 31, 2015

Investments in Securities	Level 1	Level 2	Level 3(1)	Total
Mortgage-Backed Securities	$—	$1,840,714	$—	$1,840,714
Corporate Obligations	—	1,491,362	725	1,492,087
Asset-Backed Securities	—	639,139	—	639,139
U.S. Government Agency
Obligations	—	186,647	—	186,647
Sovereign Debt	—	123,581	—	123,581
Municipal Bonds	—	30,046	—	30,046
U.S. Treasury Obligations	—	1,448,408	—	1,448,408
Affiliated Partnership	—	256,062	—	256,062
Cash Equivalent	275,149	—	—	275,149

Total Investments in Securities	$275,149	$6,015,959	$725	$6,291,833

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Purchased Options	$—	$33	$—	$33
Purchased Swaptions	—	109	—	109
Written Options	—	(476)	—	(476)
Written Swaption	—	(156)	—	(156)
Futures Contracts*
Unrealized Appreciation	4,110	—	—	4,110
Unrealized Depreciation	(2,922)	—	—	(2,922)
Forwards Contracts*
Unrealized Appreciation	—	2,336	—	2,336
Unrealized Depreciation	—	(584)	—	(584)
OTC Swaps
Interest Rate Swaps*
Unrealized Depreciation	—	(917)	—	(917)
Credit Default Swaps*
Unrealized Appreciation	—	83	—	83
Unrealized Depreciation	—	(10)	—	(10)
Centrally Cleared Swaps*
Interest Rate Swaps*
Unrealized Appreciation	—	660	—	660
Unrealized Depreciation	—	(1,144)	—	(1,144)

Total Other Financial Instruments	$1,188	$(66)	$—	$1,122

(1)	A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

*	Futures contracts, forward contracts and swaps are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended May 31, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2015, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

162	SEI Institutional Investments Trust / Annual Report / May 31, 2015

SCHEDULE OF INVESTMENTS

High Yield Bond Fund

May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS — 80.0%

Consumer Discretionary — 19.0%
Academy
9.250%, 08/01/2019 (A)	$715	$756
Adelphia Communications (escrow security)
10.250%, 06/15/2011 (B)	125	1
7.875%, 01/15/2009 (B)	250	2
7.750%, 05/01/2009 (B)	75	1
Adelphia Communications (escrow security), Ser B PIK
9.500%, 02/15/2004 (B)	25	—
Affinia Group
7.750%, 05/01/2021	1,020	1,063
Affinity Gaming LLC
9.000%, 05/15/2018	7,185	7,185
Algeco Scotsman Global Finance
10.750%, 10/15/2019 (A)	1,493	1,198
8.500%, 10/15/2018 (A)	5,165	5,133
AMC Entertainment
9.750%, 12/01/2020	1,415	1,547
5.875%, 02/15/2022	1,000	1,042
American Axle & Manufacturing
7.750%, 11/15/2019	360	410
6.250%, 03/15/2021	790	835
American Builders & Contractors Supply
5.625%, 04/15/2021 (A)	1,210	1,237
American Tire Distributors
10.250%, 03/01/2022 (A)	780	825
Aramark Services
5.750%, 03/15/2020	3,450	3,601
Argos Merger Sub
7.125%, 03/15/2023 (A)	2,872	3,044

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Beazer Homes USA
5.750%, 06/15/2019	$1,560	$1,529
Belo
7.750%, 06/01/2027	2,025	2,253
Bon-Ton Department Stores
8.000%, 06/15/2021	5,418	4,389
Boyd Gaming
9.000%, 07/01/2020	1,980	2,163
6.875%, 05/15/2023	5,015	5,103
Brookfield Residential Properties
6.375%, 05/15/2025 (A)	632	630
Burger King Worldwide
6.000%, 04/01/2022 (A)	3,840	3,982
Cablevision Systems
7.750%, 04/15/2018	4,736	5,192
5.875%, 09/15/2022	1,947	1,942
Caesars Entertainment Operating
11.250%, 06/01/2017 (B)	1,645	1,324
9.000%, 02/15/2020 (B)	19,310	15,880
8.500%, 02/15/2020 (B)	1,595	1,308
Caesars Entertainment Resort Properties LLC
8.000%, 10/01/2020	3,310	3,351
Caesars Growth Properties Holdings LLC
9.375%, 05/01/2022 (A)	1,080	883
CCO Holdings LLC
7.375%, 06/01/2020	940	1,001
6.625%, 01/31/2022	1,575	1,675
6.500%, 04/30/2021	2,220	2,335
5.875%, 05/01/2027 (A)	526	530
5.375%, 05/01/2025 (A)	2,378	2,396
5.250%, 03/15/2021	1,710	1,740
5.250%, 09/30/2022	2,740	2,781
5.125%, 02/15/2023	2,000	2,000
5.125%, 05/01/2023 (A)	1,309	1,316
Cedar Fair
5.375%, 06/01/2024 (A)	1,870	1,935
5.250%, 03/15/2021	2,000	2,090
Century Communities
6.875%, 05/15/2022 (A)	5,625	5,597
Chester Downs & Marina LLC
9.250%, 02/01/2020 (A)	5,910	4,610
Chinos Intermediate Holdings A
7.750%, 05/01/2019 (A)	1,755	1,505
Cinemark USA
7.375%, 06/15/2021	870	933
5.125%, 12/15/2022	1,100	1,122
4.875%, 06/01/2023	435	437
Claire’s Stores
9.000%, 03/15/2019 (A)	2,235	1,984
8.875%, 03/15/2019	3,700	1,822

SEI Institutional Investments Trust / Annual Report / May 31, 2015	163

SCHEDULE OF INVESTMENTS

High Yield Bond Fund (Continued)

May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Clear Channel Worldwide Holdings
7.625%, 03/15/2020	$2,710	$2,857
6.500%, 11/15/2022	5,030	5,314
Conn’s
7.250%, 07/15/2022 (A)	3,373	3,238
CSC Holdings LLC
8.625%, 02/15/2019	2,375	2,707
6.750%, 11/15/2021	1,000	1,089
5.250%, 06/01/2024 (A)	1,913	1,872
CST Brands
5.000%, 05/01/2023	350	356
Cumulus Media Holdings
7.750%, 05/01/2019	845	794
Dana Holding
6.750%, 02/15/2021	1,749	1,852
6.000%, 09/15/2023	340	360
5.500%, 12/15/2024	915	933
5.375%, 09/15/2021	535	557
DBP Holding
7.750%, 10/15/2020 (A)	930	807
DISH DBS
7.875%, 09/01/2019	135	153
6.750%, 06/01/2021	2,990	3,194
5.875%, 07/15/2022	7,019	7,159
5.875%, 11/15/2024	4,675	4,687
5.125%, 05/01/2020	285	291
5.000%, 03/15/2023	2,040	1,966
DreamWorks Animation SKG
6.875%, 08/15/2020 (A)	1,090	1,090
Empire Today LLC
11.375%, 02/01/2017 (A)	1,841	1,528
ESH Hospitality
5.250%, 05/01/2025‡ (A)	940	947
Family Tree Escrow LLC
5.750%, 03/01/2023 (A)	2,356	2,486
5.250%, 03/01/2020 (A)	149	156
FCA US LLC
8.250%, 06/15/2021	4,665	5,152
Ferrellgas
6.500%, 05/01/2021	2,650	2,683
Fiat Chrysler Automobiles
5.250%, 04/15/2023 (A)	460	462
4.500%, 04/15/2020 (A)	295	300
Fontainebleau Las Vegas
10.250%, 06/15/2015 (A) (B)	3,500	17
Gannett
5.500%, 09/15/2024 (A)	510	519
4.875%, 09/15/2021 (A)	565	569
General Motors
4.875%, 10/02/2023	2,425	2,584
General Motors Financial
4.250%, 05/15/2023	325	333
3.450%, 04/10/2022	410	404

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Gestamp Funding Luxembourg
5.625%, 05/31/2020 (A)	$2,260	$2,342
Gibson Brands
8.875%, 08/01/2018 (A)	1,436	1,472
Goodyear Tire & Rubber
8.750%, 08/15/2020	1,080	1,299
6.500%, 03/01/2021	2,695	2,870
Graton Economic Development Authority
9.625%, 09/01/2019 (A)	4,790	5,209
Guitar Center
9.625%, 04/15/2020 (A)	4,945	4,024
6.500%, 04/15/2019 (A)	2,285	2,062
Gymboree
9.125%, 12/01/2018	860	379
HD Supply
11.500%, 07/15/2020	2,130	2,492
11.000%, 04/15/2020	535	606
7.500%, 07/15/2020	1,567	1,694
5.250%, 12/15/2021 (A)	1,066	1,109
Hillman Group
6.375%, 07/15/2022 (A)	740	727
Hilton Worldwide Finance LLC
5.625%, 10/15/2021	420	443
iHeartCommunications
14.000%, 02/01/2021	1,703	1,312
10.625%, 03/15/2023 (A)	959	957
10.000%, 01/15/2018	1,285	1,108
9.000%, 12/15/2019	901	885
9.000%, 03/01/2021	970	917
9.000%, 09/15/2022	7,835	7,373
Interline Brands PIK
10.000%, 11/15/2018	242	254
International Automotive Components Group
9.125%, 06/01/2018 (A)	1,705	1,756
International Game Technology
6.500%, 02/15/2025 (A)	605	567
6.250%, 02/15/2022 (A)	1,570	1,527
5.625%, 02/15/2020	415	408
Interval Acquisition
5.625%, 04/15/2023 (A)	3,295	3,361
Isle of Capri Casinos
5.875%, 03/15/2021	740	766
Jarden
6.125%, 11/15/2022	500	522
JC Penney
8.125%, 10/01/2019	2,345	2,363
6.375%, 10/15/2036	1,160	876
5.650%, 06/01/2020	3,500	3,159
L Brands
6.950%, 03/01/2033	1,174	1,283
6.625%, 04/01/2021	1,225	1,384

164	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

5.625%, 02/15/2022	$1,995	$2,170
5.625%, 10/15/2023	585	642
Landry’s
9.375%, 05/01/2020 (A)	4,229	4,551
Lear
5.250%, 01/15/2025	250	252
Lennar
4.750%, 05/30/2025	1,280	1,251
Liberty Interactive LLC
8.250%, 02/01/2030	4,555	4,988
LIN Television
5.875%, 11/15/2022 (A)	3,064	3,141
Marina District Finance
9.875%, 08/15/2018	1,385	1,437
MGM Resorts International
7.750%, 03/15/2022	1,050	1,189
6.750%, 10/01/2020	1,965	2,130
6.625%, 12/15/2021	3,625	3,897
6.000%, 03/15/2023	8,052	8,344
5.250%, 03/31/2020	2,185	2,251
Michaels Stores
5.875%, 12/15/2020 (A)	505	533
Mohegan Tribal Gaming Authority
9.750%, 09/01/2021	8,344	8,886
Monitronics International
9.125%, 04/01/2020	9,855	9,683
Murphy Oil USA
6.000%, 08/15/2023	1,415	1,503
Neiman Marcus Group LLC
8.000%, 10/15/2021 (A)	445	477
Neiman Marcus Group LLC PIK
8.750%, 10/15/2021 (A)	2,300	2,484
Netflix
5.875%, 02/15/2025 (A)	2,315	2,419
5.500%, 02/15/2022 (A)	3,204	3,340
5.375%, 02/01/2021	1,947	2,030
New Academy Finance LLC PIK
8.000%, 06/15/2018 (A)	963	973
New Albertsons
8.700%, 05/01/2030	1,870	1,917
8.000%, 05/01/2031	9,580	9,472
7.750%, 06/15/2026	135	131
7.450%, 08/01/2029	3,800	3,686
Nexstar Broadcasting
6.875%, 11/15/2020	3,475	3,692
6.125%, 02/15/2022 (A)	6,004	6,274
Nine West Holdings
8.250%, 03/15/2019 (A)	6,460	5,168
Party City Holdings
8.875%, 08/01/2020	1,490	1,604
Peninsula Gaming LLC
8.375%, 02/15/2018 (A)	2,750	2,891

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Petco Animal Supplies
9.250%, 12/01/2018 (A)	$1,195	$1,253
PF Chang’s China Bistro
10.250%, 06/30/2020 (A)	1,750	1,802
Pinnacle Entertainment
7.750%, 04/01/2022	970	1,072
7.500%, 04/15/2021	3,125	3,316
6.375%, 08/01/2021	560	598
Polymer Group
7.750%, 02/01/2019	685	712
6.875%, 06/01/2019 (A)	1,925	1,795
Quebecor Media (escrow security)
0.000%, 11/15/2013 (B)	1,800	2
0.000%, 03/15/2016 (B)	2,175	3
QVC
4.375%, 03/15/2023	2,000	2,013
Radio One
9.250%, 02/15/2020 (A)	3,580	3,347
7.375%, 04/15/2022 (A)	1,766	1,775
Radio Systems
8.375%, 11/01/2019 (A)	1,025	1,104
Regal Entertainment Group
5.750%, 03/15/2022	1,455	1,499
RSI Home Products
6.500%, 03/15/2023 (A)	2,425	2,498
Sally Holdings LLC
5.750%, 06/01/2022	780	831
5.500%, 11/01/2023	565	597
Schaeffler Finance BV
4.750%, 05/15/2023 (A)	400	404
Schaeffler Holding Finance PIK
6.750%, 11/15/2022 (A)	2,190	2,387
Scientific Games International
10.000%, 12/01/2022	2,720	2,632
7.000%, 01/01/2022 (A)	2,500	2,606
Serta Simmons Holdings LLC
8.125%, 10/01/2020 (A)	3,030	3,228
Service International
7.625%, 10/01/2018	410	474
7.500%, 04/01/2027	1,265	1,480
5.375%, 05/15/2024	380	403
ServiceMaster
7.250%, 03/01/2038	4,710	4,469
7.000%, 08/15/2020	451	478
ServiceMaster LLC
7.450%, 08/15/2027	1,400	1,424
Shingle Springs Tribal Gaming Authority
9.750%, 09/01/2021 (A)	4,400	4,928
Sinclair Television Group
6.125%, 10/01/2022	385	406
5.625%, 08/01/2024 (A)	6,982	7,052
5.375%, 04/01/2021	5,335	5,428

SEI Institutional Investments Trust / Annual Report / May 31, 2015	165

SCHEDULE OF INVESTMENTS

High Yield Bond Fund (Continued)

May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Sirius XM Radio
6.000%, 07/15/2024 (A)	$1,375	$1,427
5.875%, 10/01/2020 (A)	2,000	2,082
5.750%, 08/01/2021 (A)	1,375	1,432
5.375%, 04/15/2025 (A)	8,280	8,292
4.625%, 05/15/2023 (A)	3,350	3,233
4.250%, 05/15/2020 (A)	1,400	1,398
Six Flags Entertainment
5.250%, 01/15/2021 (A)	4,850	5,008
Spanish Broadcasting System
12.500%, 04/15/2017 (A)	1,641	1,711
Spencer Spirit Holdings PIK
9.000%, 05/01/2018 (A)	4,882	4,955
Station Casinos LLC
7.500%, 03/01/2021	2,073	2,208
Taylor Morrison Communities
5.625%, 03/01/2024 (A)	4,695	4,613
Tempur Sealy International
6.875%, 12/15/2020	1,175	1,254
Time
5.750%, 04/15/2022 (A)	920	895
Time Warner Cable
6.750%, 06/15/2039	720	789
5.500%, 09/01/2041	975	943
Townsquare Media
6.500%, 04/01/2023 (A)	4,115	4,105
Toys R Us
10.375%, 08/15/2017	5,680	4,998
Tupy Overseas
6.625%, 07/17/2024 (A)	600	601
UCI International
8.625%, 02/15/2019	1,440	1,296
Viking Cruises
8.500%, 10/15/2022 (A)	2,120	2,374
6.250%, 05/15/2025 (A)	5,790	5,804
VTR Finance
6.875%, 01/15/2024 (A)	3,625	3,775
William Lyon Homes
7.000%, 08/15/2022	2,580	2,683
WMG Acquisition
6.750%, 04/15/2022 (A)	4,850	4,711
6.000%, 01/15/2021 (A)	698	722
5.625%, 04/15/2022 (A)	1,045	1,066
Wynn Las Vegas LLC
5.500%, 03/01/2025 (A)	4,340	4,340
4.250%, 05/30/2023 (A)	487	458
ZF North America Capital
4.750%, 04/29/2025 (A)	1,445	1,445
4.500%, 04/29/2022 (A)	795	809

		477,389

Consumer Staples — 7.0%
21st Century Oncology
11.000%, 05/01/2023 (A)	1,490	1,479

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Albea Beauty Holdings
8.375%, 11/01/2019 (A)	$745	$805
American Achievement
10.875%, 04/15/2016 (A)	3,275	3,189
APX Group
8.750%, 12/01/2020	8,075	7,308
6.375%, 12/01/2019	3,118	3,114
Armored Autogroup
9.250%, 11/01/2018	1,045	1,096
Ashtead Capital
6.500%, 07/15/2022 (A)	2,340	2,513
B&G Foods
4.625%, 06/01/2021	700	699
Biomet
6.500%, 08/01/2020	2,450	2,591
6.500%, 10/01/2020	300	315
Bumble Bee Holdco PIK
9.625%, 03/15/2018 (A)	3,022	3,120
Bumble Bee Holdings
9.000%, 12/15/2017 (A)	964	1,012
Central Garden and Pet
8.250%, 03/01/2018	1,511	1,548
Ceridian HCM Holding
11.000%, 03/15/2021 (A)	1,574	1,666
Chiquita Brands International
7.875%, 02/01/2021	289	314
Concordia Healthcare
7.000%, 04/15/2023 (A)	2,984	3,003
Constellation Brands
4.750%, 11/15/2024	500	518
3.875%, 11/15/2019	1,000	1,024
Cott Beverages
6.750%, 01/01/2020 (A)	1,640	1,726
5.375%, 07/01/2022 (A)	2,867	2,810
Darling Ingredients
5.375%, 01/15/2022	1,395	1,404
Dean Foods
6.500%, 03/15/2023 (A)	219	228
Diamond Foods
7.000%, 03/15/2019 (A)	900	932
DJO Finco
8.125%, 06/15/2021 (A)	1,955	2,014
Edgewell Personal Care
5.500%, 06/15/2025 (A)	990	990
Elizabeth Arden
7.375%, 03/15/2021	2,768	2,336
Fresenius Medical Care US Finance II
5.625%, 07/31/2019 (A)	1,650	1,794
4.750%, 10/15/2024 (A)	800	812
4.125%, 10/15/2020 (A)	2,250	2,292
Global A&T Electronics
10.000%, 02/01/2019 (A)	415	392

166	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Grifols Worldwide Operations
5.250%, 04/01/2022	$4,061	$4,142
Harland Clarke Holdings
9.250%, 03/01/2021 (A)	9,691	9,255
HJ Heinz
4.875%, 02/15/2025 (A)	980	1,056
HRG Group
7.875%, 07/15/2019 (A)	4,120	4,363
7.750%, 01/15/2022 (A)	2,041	1,990
Immucor
11.125%, 08/15/2019	5,415	5,753
inVentiv Health PIK
10.000%, 08/15/2018 (A)	652	676
JBS Investments GmbH
7.750%, 10/28/2020 (A)	2,088	2,311
7.250%, 04/03/2024 (A)	470	499
JBS USA LLC
5.875%, 07/15/2024 (A)	718	740
5.750%, 06/15/2025 (A)	1,605	1,621
KeHE Distributors LLC
7.625%, 08/15/2021 (A)	1,900	2,028
Lantheus Medical Imaging
9.750%, 05/15/2017	2,485	2,498
Midas Intermediate Holdco II LLC
7.875%, 10/01/2022 (A)	1,080	1,085
Pilgrim’s Pride
5.750%, 03/15/2025 (A)	261	265
Post Holdings
7.375%, 02/15/2022	1,915	1,960
6.750%, 12/01/2021 (A)	780	772
6.000%, 12/15/2022 (A)	1,420	1,328
Prestige Brands
5.375%, 12/15/2021 (A)	1,025	1,042
Quintiles Transnational
4.875%, 05/15/2023 (A)	2,499	2,536
Rite Aid
7.700%, 02/15/2027	3,225	3,789
6.875%, 12/15/2028 (A)	210	238
6.125%, 04/01/2023 (A)	8,300	8,632
Spectrum Brands
6.750%, 03/15/2020	480	505
6.625%, 11/15/2022	2,240	2,402
6.375%, 11/15/2020	480	512
6.125%, 12/15/2024 (A)	2,363	2,511
5.750%, 07/15/2025 (A)	1,370	1,411
Sterigenics-Nordion Holdings LLC
6.500%, 05/15/2023 (A)	7,099	7,152
SUPERVALU
7.750%, 11/15/2022	4,395	4,714
6.750%, 06/01/2021	5,150	5,276
TransUnion Holding
8.125%, 06/15/2018	2,349	2,408

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

TransUnion Holding PIK
9.625%, 06/15/2018	$425	$428
Truven Health Analytics
10.625%, 06/01/2020	1,598	1,682
United Surgical Partners International
9.000%, 04/01/2020	1,730	1,855
Valeant Pharmaceuticals International
7.250%, 07/15/2022 (A)	1,720	1,840
7.000%, 10/01/2020 (A)	4,640	4,855
6.750%, 08/15/2021 (A)	1,165	1,223
6.125%, 04/15/2025 (A)	3,707	3,855
5.875%, 05/15/2023 (A)	7,852	8,137
5.500%, 03/01/2023 (A)	3,967	4,046
5.375%, 03/15/2020 (A)	2,417	2,520
Valeant Pharmaceuticals International Escrow
7.500%, 07/15/2021 (A)	3,755	4,108
6.750%, 08/15/2018 (A)	1,750	1,850
Vector Group
7.750%, 02/15/2021	2,030	2,182

		177,095

Energy — 10.4%
Alpha Natural Resources
6.250%, 06/01/2021	805	110
6.000%, 06/01/2019	2,300	322
American Energy-Permian Basin LLC
8.000%, 06/15/2020 (A)	3,178	3,194
7.375%, 11/01/2021 (A)	1,219	817
7.125%, 11/01/2020 (A)	1,403	940
6.780%, 08/01/2019 (A) (C)	6,000	4,073
American Greetings
7.375%, 12/01/2021	390	415
Antero Resources
5.125%, 12/01/2022	220	219
Antero Resources Finance
6.000%, 12/01/2020	170	174
5.375%, 11/01/2021	435	440
Arch Coal
8.000%, 01/15/2019 (A)	200	60
7.250%, 06/15/2021	955	167
7.000%, 06/15/2019	510	92
Atlas Energy Holdings Operating LLC
9.250%, 08/15/2021	1,950	1,550
7.750%, 01/15/2021	1,350	1,013
Atwood Oceanics
6.500%, 02/01/2020	1,448	1,412
Basic Energy Services
7.750%, 02/15/2019	1,035	869

SEI Institutional Investments Trust / Annual Report / May 31, 2015	167

SCHEDULE OF INVESTMENTS

High Yield Bond Fund (Continued)

May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Baytex Energy
5.625%, 06/01/2024 (A)	$1,605	$1,549
Bellatrix Exploration
8.500%, 05/15/2020 (A)	2,206	2,167
Berry Petroleum LLC
6.750%, 11/01/2020	1,408	1,204
6.375%, 09/15/2022	3,429	2,812
Bill Barrett
7.625%, 10/01/2019	1,889	1,804
Blue Racer Midstream LLC
6.125%, 11/15/2022 (A)	2,560	2,652
BreitBurn Energy Partners
8.625%, 10/15/2020	640	570
7.875%, 04/15/2022	3,050	2,684
California Resources
6.000%, 11/15/2024	2,090	1,923
5.500%, 09/15/2021	1,790	1,696
Calumet Specialty Products Partners
7.625%, 01/15/2022	2,165	2,235
Carrizo Oil & Gas
7.500%, 09/15/2020	400	424
6.250%, 04/15/2023	396	404
Chaparral Energy
8.250%, 09/01/2021	915	741
7.625%, 11/15/2022	1,035	828
CHC Helicopter
9.250%, 10/15/2020	1,292	1,095
Chesapeake Energy
6.875%, 11/15/2020	340	359
6.625%, 08/15/2020	1,495	1,562
6.125%, 02/15/2021	145	148
5.750%, 03/15/2023	1,560	1,541
4.875%, 04/15/2022	2,620	2,496
Citgo Holding
10.750%, 02/15/2020 (A)	2,600	2,720
Comstock Resources
10.000%, 03/15/2020 (A)	3,005	2,900
Concho Resources
5.500%, 04/01/2023	170	173
CONSOL Energy
5.875%, 04/15/2022	420	392
Crestwood Midstream Partners
6.250%, 04/01/2023 (A)	490	516
6.125%, 03/01/2022	1,060	1,106
CSI Compressco
7.250%, 08/15/2022 (A)	1,415	1,344
Denbury Resources
5.500%, 05/01/2022	1,070	1,021
4.625%, 07/15/2023	755	689
Dresser-Rand Group
6.500%, 05/01/2021	600	641
Endeavor Energy Resources
7.000%, 08/15/2021 (A)	3,800	3,791

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Energy Transfer Equity
5.875%, 01/15/2024	$5,839	$6,204
5.500%, 06/01/2027	380	382
EP Energy LLC
9.375%, 05/01/2020	2,228	2,420
7.750%, 09/01/2022	980	1,029
6.375%, 06/15/2023 (A)	855	856
EV Energy Partners
8.000%, 04/15/2019	1,160	1,119
EXCO Resources
8.500%, 04/15/2022	555	326
Exterran Partners
6.000%, 04/01/2021	1,335	1,305
Genesis Energy
6.000%, 05/15/2023	2,434	2,464
5.750%, 02/15/2021	755	755
Gibson Energy
6.750%, 07/15/2021 (A)	5,200	5,408
Global Partners
6.250%, 07/15/2022	3,335	3,285
Halcon Resources
9.750%, 07/15/2020	2,410	1,741
9.250%, 02/15/2022	400	278
8.875%, 05/15/2021	4,070	2,859
8.625%, 02/01/2020 (A)	1,345	1,365
Hiland Partners
7.250%, 10/01/2020 (A)	2,035	2,213
5.500%, 05/15/2022 (A)	1,760	1,826
IronGate Energy Services LLC
11.000%, 07/01/2018 (A)	500	391
Jupiter Resources
8.500%, 10/01/2022 (A)	2,245	1,886
Kinder Morgan
5.000%, 02/15/2021 (A)	1,180	1,267
Kosmos Energy
7.875%, 08/01/2021	2,035	1,999
Laredo Petroleum
7.375%, 05/01/2022	2,000	2,125
5.625%, 01/15/2022	1,390	1,393
Legacy Reserves
8.000%, 12/01/2020	2,250	1,946
6.625%, 12/01/2021	2,085	1,741
Linn Energy LLC
8.625%, 04/15/2020	110	99
7.750%, 02/01/2021	1,785	1,540
6.500%, 05/15/2019	500	431
6.500%, 09/15/2021	1,805	1,449
6.250%, 11/01/2019	4,960	4,241
MarkWest Energy Partners
6.500%, 08/15/2021	265	284
5.500%, 02/15/2023	970	1,009
4.875%, 12/01/2024	3,960	4,000
4.875%, 06/01/2025	1,385	1,376

168	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

MEG Energy
7.000%, 03/31/2024 (A)	$1,660	$1,602
6.500%, 03/15/2021 (A)	326	316
6.375%, 01/30/2023 (A)	3,025	2,859
Memorial Production Partners
7.625%, 05/01/2021	5,670	5,557
6.875%, 08/01/2022 (A)	6,185	5,887
Midstates Petroleum
10.750%, 10/01/2020	2,906	1,380
9.250%, 06/01/2021	485	223
Milagro Oil & Gas
10.500%, 05/15/2016 (B)	1,950	390
Murray Energy
11.250%, 04/15/2021 (A)	4,075	3,932
Newfield Exploration
5.375%, 01/01/2026	1,795	1,858
NGL Energy Partners
6.875%, 10/15/2021	1,700	1,781
Northern Oil and Gas
8.000%, 06/01/2020	1,665	1,573
NuStar Logistics
6.750%, 02/01/2021	1,070	1,142
Oasis Petroleum
6.875%, 03/15/2022	2,880	2,945
Ocean Rig UDW
7.250%, 04/01/2019 (A)	800	604
Pacific Drilling
5.375%, 06/01/2020 (A)	3,087	2,547
Parker Drilling
6.750%, 07/15/2022	1,340	1,162
PBF Logistics
6.875%, 05/15/2023 (A)	4,875	4,966
PDC Energy
7.750%, 10/15/2022	1,470	1,573
Peabody Energy
6.500%, 09/15/2020	160	82
6.250%, 11/15/2021	2,205	1,086
Penn Virginia Resource Partners
8.375%, 06/01/2020	1,820	1,998
6.500%, 05/15/2021	2,600	2,777
Petrobras International Finance
6.750%, 01/27/2041	1,940	1,815
Pioneer Energy Services
6.125%, 03/15/2022	1,710	1,385
Range Resources
4.875%, 05/15/2025 (A)	610	610
Regency Energy Partners
8.375%, 06/01/2019 (A)	3,810	3,970
5.875%, 03/01/2022	1,365	1,495
5.750%, 09/01/2020	35	39
5.500%, 04/15/2023	550	569
5.000%, 10/01/2022	1,845	1,929

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

RKI Exploration & Production LLC
8.500%, 08/01/2021 (A)	$610	$607
Rockies Express Pipeline LLC
6.000%, 01/15/2019 (A)	1,655	1,742
5.625%, 04/15/2020 (A)	3,595	3,748
Rose Rock Midstream
5.625%, 07/15/2022	5,356	5,343
5.625%, 11/15/2023 (A)	890	877
Rosetta Resources
5.875%, 06/01/2022	1,100	1,174
RSP Permian
6.625%, 10/01/2022 (A)	170	177
Sabine Pass Liquefaction LLC
6.250%, 03/15/2022	4,035	4,247
5.750%, 05/15/2024	4,390	4,461
5.625%, 02/01/2021	4,920	5,080
5.625%, 04/15/2023	7,355	7,484
5.625%, 03/01/2025 (A)	6,690	6,690
Sanchez Energy
7.750%, 06/15/2021	110	112
6.125%, 01/15/2023	580	551
SandRidge Energy
8.750%, 01/15/2020	280	181
8.125%, 10/15/2022	3,295	1,878
7.500%, 03/15/2021	95	54
7.500%, 02/15/2023	4,790	2,658
SemGroup
7.500%, 06/15/2021	1,970	2,078
SESI LLC
7.125%, 12/15/2021	2,000	2,140
Seventy Seven Energy
6.500%, 07/15/2022	660	414
SM Energy
6.500%, 11/15/2021	130	136
6.125%, 11/15/2022 (A)	663	691
5.625%, 06/01/2025	405	409
Summit Midstream Holdings LLC
7.500%, 07/01/2021	1,200	1,254
5.500%, 08/15/2022	1,100	1,056
Targa Resources Partners
6.625%, 10/01/2020 (A)	1,970	2,081
5.250%, 05/01/2023	50	50
4.125%, 11/15/2019 (A)	225	225
Tesoro Logistics
6.250%, 10/15/2022 (A)	355	375
6.125%, 10/15/2021	460	483
5.875%, 10/01/2020	974	1,020
5.500%, 10/15/2019 (A)	355	375
Transocean
6.375%, 12/15/2021	820	772
4.300%, 10/15/2022	480	383

SEI Institutional Investments Trust / Annual Report / May 31, 2015	169

SCHEDULE OF INVESTMENTS

High Yield Bond Fund (Continued)

May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Trinidad Drilling
7.875%, 01/15/2019 (A)	$880	$867
Tullow Oil PLC
6.250%, 04/15/2022 (A)	928	847
Ultra Petroleum
6.125%, 10/01/2024 (A)	610	560
Unit
6.625%, 05/15/2021	1,950	1,901
Vanguard Natural Resources LLC
7.875%, 04/01/2020	545	534
Weatherford International
4.500%, 04/15/2022	970	939
Western Refining Logistics
7.500%, 02/15/2023 (A)	1,565	1,632
Whiting Canadian Holding ULC
8.125%, 12/01/2019	1,135	1,203
Whiting Petroleum
6.250%, 04/01/2023 (A)	1,570	1,609
5.750%, 03/15/2021	1,730	1,760
Williams Partners
6.125%, 07/15/2022	625	673
4.875%, 03/15/2024	1,200	1,218
WPX Energy
5.250%, 09/15/2024	510	485
YPF
8.750%, 04/04/2024 (A)	1,345	1,389

		261,741

Financials — 7.0%
AAF Holdings LLC PIK
12.000%, 07/01/2019 (A)	1,007	906
Ally Financial
8.000%, 03/15/2020	1,699	2,009
8.000%, 11/01/2031	1,890	2,325
6.250%, 12/01/2017	440	472
5.125%, 09/30/2024	4,374	4,472
4.750%, 09/10/2018	185	192
4.625%, 05/19/2022	490	490
4.625%, 03/30/2025	2,825	2,769
4.125%, 03/30/2020	2,435	2,435
3.500%, 01/27/2019	3,150	3,126
Alphabet Holding PIK
7.750%, 11/01/2017	3,220	3,256
American Equity Investment Life Holding
6.625%, 07/15/2021	1,900	2,024
ARC Properties Operating Partnership
3.000%, 02/06/2019‡	4,970	4,784
A-S Issuer Subsidiary
7.875%, 12/15/2020 (A)	3,915	4,023
Aventine (escrow security)
0.000%, 10/15/2049 (B) (D) (E) (H)	2,600	1

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Bank of America
8.000%, 12/29/2049 (C)	$2,240	$2,386
6.500%, 12/31/2049 (C)	1,715	1,814
5.125%, 12/31/2049 (C)	1,947	1,923
Barclays Bank
7.625%, 11/21/2022	1,710	1,988
Boart Longyear Management
10.000%, 10/01/2018 (A)	2,500	2,409
7.000%, 04/01/2021 (A)	4,040	2,828
CIT Group
6.625%, 04/01/2018 (A)	300	323
5.500%, 02/15/2019 (A)	3,115	3,290
5.250%, 03/15/2018	720	752
3.875%, 02/19/2019	1,795	1,800
Citigroup
5.950%, 12/29/2049 (C)	1,950	1,952
City National Bank
9.000%, 08/12/2019	4,062	4,974
Communications Sales & Leasing
8.250%, 10/15/2023‡ (A)	3,981	4,061
6.000%, 04/15/2023‡ (A)	2,894	2,908
Corrections Corp of America
4.625%, 05/01/2023‡	1,435	1,431
4.125%, 04/01/2020‡	995	1,010
Credit Accaptance
7.375%, 03/15/2023	5,395	5,597
Credit Suisse Group
7.500%, 12/11/2048	2,985	3,175
Crown Castle International
5.250%, 01/15/2023‡	940	991
CTR Partnership
5.875%, 06/01/2021‡	2,680	2,754
CyrusOne
6.375%, 11/15/2022	380	399
Denali Borrower LLC
5.625%, 10/15/2020 (A)	1,210	1,284
Felcor Lodging
6.000%, 06/01/2025 (A)	2,863	2,935
Genworth Holdings
7.625%, 09/24/2021	7,340	7,762
6.500%, 06/15/2034	315	287
Geo Group
6.625%, 02/15/2021‡	475	500
5.875%, 01/15/2022‡	825	871
5.875%, 10/15/2024‡	1,050	1,116
5.125%, 04/01/2023‡	660	678
GLP Capital
4.875%, 11/01/2020	429	444
Goldman Sachs Group
5.375%, 12/31/2049 (C)	640	638
HSBC Holdings
6.375%, 12/29/2049 (C)	1,735	1,783

170	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Hub Holdings LLC PIK
8.125%, 07/15/2019 (A)	$325	$323
HUB International
7.875%, 10/01/2021 (A)	5,795	5,983
Infinity Acquisition LLC
7.250%, 08/01/2022 (A)	1,575	1,488
ING Groep
6.500%, 12/31/2049	1,180	1,167
Iron Mountain
6.000%, 08/15/2023‡	790	837
James Hardie International Finance
5.875%, 02/15/2023 (A)	2,055	2,137
Jefferies Finance LLC
6.875%, 04/15/2022 (A)	2,660	2,570
JPMorgan Chase
7.900%, 04/29/2049 (C)	1,967	2,098
6.750%, 08/29/2049 (C)	1,590	1,733
Kennedy-Wilson
5.875%, 04/01/2024	3,340	3,398
Lloyds Banking Group
7.500%, 12/01/2099 (C)	8,175	8,696
Mattamy Group
6.500%, 11/15/2020 (A)	1,795	1,741
Millennium (escrow security)
7.625%, 11/15/2026 (B)	200	—
MSCI
5.250%, 11/15/2024 (A)	1,170	1,221
National Life Insurance
10.500%, 09/15/2039 (A)	1,100	1,719
Nationstar Mortgage LLC
6.500%, 08/01/2018	1,350	1,360
6.500%, 07/01/2021	1,000	961
6.500%, 06/01/2022	2,000	1,885
Navient MTN
8.000%, 03/25/2020	4,000	4,510
Opal Acquisition
8.875%, 12/15/2021 (A)	4,600	4,531
Popular
7.000%, 07/01/2019	3,070	3,147
Quicken Loans
5.750%, 05/01/2025 (A)	5,278	5,285
Realogy Group LLC
7.625%, 01/15/2020 (A)	630	673
5.250%, 12/01/2021 (A)	250	255
RHP Hotel Properties
5.000%, 04/15/2021‡	2,671	2,711
5.000%, 04/15/2023‡ (A)	1,180	1,180
Royal Bank of Scotland Group
5.125%, 05/28/2024	780	802
USI
7.750%, 01/15/2021 (A)	4,240	4,325
Voya Financial
5.650%, 05/15/2053 (C)	2,050	2,127

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Walter Investment Management
7.875%, 12/15/2021	$1,363	$1,251
Wells Fargo
7.980%, 03/29/2049 (C)	1,950	2,145
Wilton Re Finance LLC
5.875%, 03/30/2033 (A) (C)	2,400	2,576
XL Capital
6.500%, 12/31/2049 (C)	1,530	1,318

		176,500

Health Care — 4.9%
Acadia Healthcare
12.875%, 11/01/2018	1,702	1,881
6.125%, 03/15/2021	1,100	1,139
5.625%, 02/15/2030 (A)	1,876	1,918
5.125%, 07/01/2022	2,080	2,080
Alere
6.500%, 06/15/2020	230	242
Amsurg
5.625%, 11/30/2020	4,375	4,465
5.625%, 07/15/2022	950	973
Aurora Diagnostics Holdings
10.750%, 01/15/2018	4,425	3,983
CHS
7.125%, 07/15/2020	2,300	2,452
6.875%, 02/01/2022	5,030	5,370
5.125%, 08/01/2021	2,000	2,075
DaVita HealthCare Partners
5.125%, 07/15/2024	5,573	5,632
5.000%, 05/01/2025	3,993	3,968
Endo Finance LLC
6.000%, 02/01/2025 (A)	5,332	5,399
ExamWorks Group
5.625%, 04/15/2023	2,350	2,403
HCA
7.500%, 02/15/2022	8,010	9,372
6.500%, 02/15/2020	1,250	1,395
5.875%, 03/15/2022	2,050	2,291
5.375%, 02/01/2025	7,396	7,618
5.250%, 04/15/2025	335	356
5.000%, 03/15/2024	2,900	3,023
4.750%, 05/01/2023	1,000	1,035
3.750%, 03/15/2019	1,000	1,015
HCA Holdings
7.750%, 05/15/2021	2,445	2,616
6.250%, 02/15/2021	15	16
HealthSouth
5.750%, 11/01/2024	1,269	1,310
5.125%, 03/15/2023	620	636
Hologic
6.250%, 08/01/2020	3,515	3,642
Horizon Pharma Financing
6.625%, 05/01/2023 (A)	581	598

SEI Institutional Investments Trust / Annual Report / May 31, 2015	171

SCHEDULE OF INVESTMENTS

High Yield Bond Fund (Continued)

May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

IASIS Healthcare LLC
8.375%, 05/15/2019	$3,856	$4,032
inVentiv Health
11.000%, 08/15/2018 (A)	445	433
9.000%, 01/15/2018 (A)	1,360	1,421
Kindred Healthcare
8.750%, 01/15/2023 (A)	175	194
8.000%, 01/15/2020 (A)	3,795	4,103
6.375%, 04/15/2022	4,165	4,248
Kinetic Concepts
12.500%, 11/01/2019	1,745	1,906
10.500%, 11/01/2018	2,205	2,371
LifePoint Health
5.500%, 12/01/2021	3,000	3,154
Mallinckrodt International Finance
5.500%, 04/15/2025 (A)	2,853	2,869
4.875%, 04/15/2020 (A)	568	582
4.750%, 04/15/2023	800	768
MModal Escrow
0.000%, 12/31/2049 (B)	1,830	—
Omnicare
5.000%, 12/01/2024	1,323	1,464
4.750%, 12/01/2022	1,585	1,720
Par Pharmaceutical
7.375%, 10/15/2020	970	1,038
Surgical Care Affiliates
6.000%, 04/01/2023 (A)	894	916
Tenet Healthcare
8.125%, 04/01/2022	3,490	3,804
8.000%, 08/01/2020	2,365	2,471
6.750%, 02/01/2020	2,717	2,853
6.000%, 10/01/2020	885	947
5.500%, 03/01/2019 (A)	1,704	1,725
5.000%, 03/01/2019 (A)	715	713
4.750%, 06/01/2020	1,020	1,038
4.500%, 04/01/2021	550	545

		124,218

Industrials — 7.6%
Abengoa
5.125%, 03/05/2017 (A)	200	213
Abengoa Finance SAU
8.875%, 11/01/2017 (A)	695	726
Abengoa Greenfield
6.500%, 10/01/2019 (A)	1,030	968
ACCO Brands
6.750%, 04/30/2020	1,555	1,656
Accudyne Industries Borrower
7.750%, 12/15/2020 (A)	1,375	1,272
Actuant
5.625%, 06/15/2022	4,000	4,100

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

ADT
6.250%, 10/15/2021	$1,635	$1,754
4.125%, 04/15/2019	500	509
3.500%, 07/15/2022	1,240	1,141
AECOM Technology
5.875%, 10/15/2024 (A)	1,040	1,082
5.750%, 10/15/2022 (A)	840	869
AerCap Ireland Capital
4.500%, 05/15/2021 (A)	3,780	3,931
3.750%, 05/15/2019 (A)	375	381
Aerojet Rocketdyne Holdings
7.125%, 03/15/2021	1,595	1,707
Air Medical Merger Sub
6.375%, 05/15/2023 (A)	3,900	3,754
Aircastle
7.625%, 04/15/2020	1,340	1,551
Allegiant Travel
5.500%, 07/15/2019	196	201
Allegion US Holding
5.750%, 10/01/2021	1,120	1,173
Amsted Industries
5.000%, 03/15/2022 (A)	1,950	1,979
Apex Tool Group LLC
7.000%, 02/01/2021 (A)	1,905	1,734
Ardagh Finance Holdings
8.625%, 06/15/2019 (A)	807	860
Ardagh Packaging Finance
9.125%, 10/15/2020 (A)	2,790	2,985
7.000%, 11/15/2020 (A)	47	48
6.000%, 06/30/2021 (A)	1,621	1,629
3.271%, 12/15/2019 (A) (C)	715	703
Associated Materials LLC
9.125%, 11/01/2017	525	449
Avis Budget Car Rental LLC
5.500%, 04/01/2023	1,277	1,309
5.250%, 03/15/2025 (A)	1,975	1,935
5.125%, 06/01/2022 (A)	65	65
BlueLine Rental Finance
7.000%, 02/01/2019 (A)	970	1,002
Bombardier
7.750%, 03/15/2020 (A)	250	258
7.500%, 03/15/2025 (A)	1,365	1,305
6.000%, 10/15/2022 (A)	3,473	3,147
5.750%, 03/15/2022 (A)	875	798
Builders FirstSource
7.625%, 06/01/2021 (A)	1,668	1,743
Building Materials Corp of America
6.750%, 05/01/2021 (A)	1,200	1,270
BWAY Holding
9.125%, 08/15/2021 (A)	2,500	2,594
Case New Holland
7.875%, 12/01/2017	145	160

172	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Cemex
7.250%, 01/15/2021 (A)	$1,860	$2,002
Cenveo
11.500%, 05/15/2017	2,045	2,101
6.000%, 08/01/2019 (A)	5,392	5,122
CEVA Group
7.000%, 03/01/2021 (A)	950	940
Clean Harbors
5.250%, 08/01/2020	3,675	3,776
CNH Capital LLC
3.625%, 04/15/2018	215	215
Consolidated Container LLC
10.125%, 07/15/2020 (A)	775	690
Covanta Holding
5.875%, 03/01/2024	1,565	1,612
CPG Merger Sub LLC
8.000%, 10/01/2021 (A)	1,275	1,339
DigitalGlobe
5.250%, 02/01/2021 (A)	4,000	4,001
EnPro Industries
5.875%, 09/15/2022 (A)	278	288
Esterline Technologies
7.000%, 08/01/2020	1,755	1,830
FGI Operating LLC
7.875%, 05/01/2020	1,590	1,272
Florida East Coast Holdings
6.750%, 05/01/2019 (A)	2,955	2,948
Gardner Denver
6.875%, 08/15/2021 (A)	3,116	2,886
Gates Global LLC
6.000%, 07/15/2022 (A)	1,905	1,757
General Cable
5.750%, 10/01/2022	1,215	1,112
Gibraltar Industries
6.250%, 02/01/2021	661	682
Great Lakes Dredge & Dock
7.375%, 02/01/2019 (A)	1,625	1,674
H&E Equipment Services
7.000%, 09/01/2022	1,145	1,208
Hertz
7.375%, 01/15/2021	400	418
6.250%, 10/15/2022	1,055	1,084
5.875%, 10/15/2020	1,555	1,588
Icahn Enterprises
6.000%, 08/01/2020	3,400	3,655
5.875%, 02/01/2022	3,650	3,828
4.875%, 03/15/2019	2,961	3,054
International Lease Finance
6.250%, 05/15/2019	675	749
5.875%, 04/01/2019	2,730	2,986
4.625%, 04/15/2021	180	188
Jack Cooper Holdings
10.250%, 06/01/2020 (A)	1,510	1,323

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

JCH Parent PIK
10.500%, 03/15/2019 (A)	$511	$378
KLX
5.875%, 12/01/2022 (A)	2,535	2,567
Kratos Defense & Security Solutions
7.000%, 05/15/2019	1,195	1,064
Manitowoc
8.500%, 11/01/2020	1,180	1,254
Masonite International
5.625%, 03/15/2023 (A)	635	657
Meritor
6.750%, 06/15/2021	1,105	1,146
6.250%, 02/15/2024	160	163
Milacron LLC
7.750%, 02/15/2021 (A)	905	937
Navios South American Logistics
7.250%, 05/01/2022 (A)	1,425	1,379
Navistar International
8.250%, 11/01/2021	770	770
NCI Building Systems
8.250%, 01/15/2023 (A)	1,276	1,362
Nielsen Finance LLC
5.000%, 04/15/2022 (A)	7,893	7,923
4.500%, 10/01/2020	1,425	1,448
Nielsen Luxembourg
5.500%, 10/01/2021 (A)	725	743
Nortek
8.500%, 04/15/2021	1,950	2,113
Novelis
8.375%, 12/15/2017	2,000	2,093
Orbital ATK
5.250%, 10/01/2021 (A)	620	643
Oshkosh
5.375%, 03/01/2022	70	73
5.375%, 03/01/2025 (A)	230	238
Plastipak Holdings
6.500%, 10/01/2021 (A)	1,800	1,854
Quality Distribution LLC
9.875%, 11/01/2018	488	514
Reynolds Group Issuer
9.875%, 08/15/2019	1,172	1,242
9.000%, 04/15/2019	2,865	2,980
8.250%, 02/15/2021	4,264	4,493
6.875%, 02/15/2021	1,225	1,292
5.750%, 10/15/2020	7,045	7,336
Sensata Technologies
4.875%, 10/15/2023 (A)	1,000	1,020
Sensata Technologies BV
5.000%, 10/01/2025 (A)	2,412	2,435
Syncreon Group
8.625%, 11/01/2021 (A)	2,155	1,724

SEI Institutional Investments Trust / Annual Report / May 31, 2015	173

SCHEDULE OF INVESTMENTS

High Yield Bond Fund (Continued)

May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Tempel Steel
12.000%, 08/15/2016 (A)	$1,100	$976
Terex
6.500%, 04/01/2020	700	733
6.000%, 05/15/2021	3,750	3,816
TransDigm
6.500%, 07/15/2024	3,495	3,565
6.500%, 05/15/2025 (A)	1,385	1,416
6.000%, 07/15/2022	1,900	1,926
Trinseo Materials Operating SCA
6.750%, 05/01/2022 (A)	200	204
Triumph Group
4.875%, 04/01/2021	865	852
United Airlines, Pass-Through Trust, Ser 2013-1, Cl B
5.375%, 08/15/2021	526	553
United Airlines, Pass-Through Trust, Ser 95A1
9.020%, 04/19/2012 (B)	349	1
United Rentals North America
8.250%, 02/01/2021	1,298	1,397
7.625%, 04/15/2022	535	584
7.375%, 05/15/2020	170	183
6.125%, 06/15/2023	1,100	1,150
5.750%, 11/15/2024	2,950	2,998
5.500%, 07/15/2025	460	459
USG
5.500%, 03/01/2025 (A)	2,702	2,797
Vander Intermediate Holding II PIK
9.750%, 02/01/2019 (A)	685	692
Watco LLC
6.375%, 04/01/2023 (A)	1,435	1,464
WESCO Distribution
5.375%, 12/15/2021	1,300	1,326
West
5.375%, 07/15/2022 (A)	2,260	2,192
Wise Metals Group LLC
8.750%, 12/15/2018 (A)	660	705
Wise Metals Intermediate Holdings LLC
9.750%, 06/15/2019 (A)	425	461

		191,580

Information Technology — 5.6%
ACI Worldwide
6.375%, 08/15/2020 (A)	580	611
Activision Blizzard
5.625%, 09/15/2021 (A)	5,500	5,878
Advanced Micro Devices
7.750%, 08/01/2020	855	727
7.500%, 08/15/2022	3,325	2,926
7.000%, 07/01/2024	2,305	1,936

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Amkor Technology
6.625%, 06/01/2021	$1,070	$1,094
6.375%, 10/01/2022	2,395	2,455
Anixter
5.125%, 10/01/2021	3,432	3,543
Aspect Software
10.625%, 05/15/2017	915	823
Audatex North America
6.125%, 11/01/2023 (A)	4,270	4,441
6.000%, 06/15/2021 (A)	2,280	2,379
Bankrate
6.125%, 08/15/2018 (A)	3,170	3,107
Belden
5.500%, 09/01/2022 (A)	910	933
Blackboard
7.750%, 11/15/2019 (A)	1,075	1,032
BMC Software Finance
8.125%, 07/15/2021 (A)	7,345	6,638
Boxer Parent PIK
9.000%, 10/15/2019 (A)	1,885	1,546
CDW LLC
5.500%, 12/01/2024	824	863
5.000%, 09/01/2023	3,208	3,291
Cimpress
7.000%, 04/01/2022 (A)	1,078	1,124
CommScope
4.375%, 06/15/2020 (A)	150	151
CommScope Technologies Finance LLC
6.000%, 06/15/2025 (A)	8,765	8,875
Eagle Midco
9.000%, 06/15/2018 (A)	3,205	3,269
EarthLink Holdings
7.375%, 06/01/2020	1,950	2,038
Entegris
6.000%, 04/01/2022 (A)	3,520	3,678
Epicor Software
8.625%, 05/01/2019	3,070	3,208
Equinix
5.750%, 01/01/2025	2,721	2,803
5.375%, 01/01/2022	513	534
4.875%, 04/01/2020	2,785	2,875
First Data
12.625%, 01/15/2021	1,647	1,929
11.750%, 08/15/2021	3,643	4,166
11.250%, 01/15/2021	1,087	1,220
8.875%, 08/15/2020 (A)	1,200	1,269
8.250%, 01/15/2021 (A)	1,845	1,967
7.375%, 06/15/2019 (A)	770	801
6.750%, 11/01/2020 (A)	4,672	4,987
First Data PIK
8.750%, 01/15/2022 (A)	8,067	8,632
IMS Health
6.000%, 11/01/2020 (A)	890	926

174	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Infor Software Parent LLC
7.125%, 05/01/2021 (A)	$4,150	$4,223
Infor US
6.500%, 05/15/2022 (A)	4,552	4,729
Magnachip Semiconductor
6.625%, 07/15/2021	1,170	901
Micron Technology
5.875%, 02/15/2022	2,469	2,592
5.625%, 01/15/2026 (A)	340	334
5.500%, 02/01/2025 (A)	3,855	3,826
5.250%, 08/01/2023 (A)	170	170
5.250%, 01/15/2024 (A)	1,025	1,015
NCR
5.000%, 07/15/2022	1,900	1,848
NeuStar
4.500%, 01/15/2023	2,365	2,081
NXP
5.750%, 02/15/2021 (A)	3,250	3,429
5.750%, 03/15/2023 (A)	455	485
Open Text
5.625%, 01/15/2023 (A)	800	808
Plantronics
5.500%, 05/31/2023 (A)	3,395	3,446
Project Homestake Merger
8.875%, 03/01/2023 (A)	1,155	1,154
Sabre GLBL
5.375%, 04/15/2023 (A)	1,660	1,689
Sungard Availability Services Capital
8.750%, 04/01/2022 (A)	940	700
SunGard Data Systems
7.625%, 11/15/2020	295	312
7.375%, 11/15/2018	375	390
6.625%, 11/01/2019	615	642
VeriSign
4.625%, 05/01/2023	1,000	987
WEX
4.750%, 02/01/2023 (A)	1,475	1,431
Zebra Technologies
7.250%, 10/15/2022 (A)	4,299	4,664

		140,531

Materials — 4.5%
AK Steel
7.625%, 05/15/2020	1,175	1,040
7.625%, 10/01/2021	775	651
ArcelorMittal
6.250%, 03/01/2021	420	443
6.125%, 06/01/2025	540	549
5.125%, 06/01/2020	450	457
Aruba Investments
8.750%, 02/15/2023 (A)	905	919

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Ashland
4.750%, 08/15/2022	$1,895	$1,933
Axalta Coating Systems US Holdings
7.375%, 05/01/2021 (A)	385	418
Ball
5.000%, 03/15/2022	3,050	3,134
Chemours
7.000%, 05/15/2025 (A)	2,011	2,046
6.625%, 05/15/2023 (A)	1,901	1,930
Cliffs Natural Resources
5.950%, 01/15/2018	610	509
Consolidated Energy Finance
6.750%, 10/15/2019 (A)	1,772	1,825
Constellium
5.750%, 05/15/2024 (A)	250	235
Cornerstone Chemical
9.375%, 03/15/2018 (A)	8,257	8,691
Eldorado
6.125%, 12/15/2020 (A)	1,350	1,330
Evolution Escrow Issuer LLC
7.500%, 03/15/2022 (A)	1,155	1,149
First Quantum Minerals
7.250%, 05/15/2022 (A)	400	386
7.000%, 02/15/2021 (A)	819	793
6.750%, 02/15/2020 (A)	444	434
FMG Resources
9.750%, 03/01/2022 (A)	1,554	1,632
8.250%, 11/01/2019 (A)	2,540	2,324
Graphic Packaging International
4.750%, 04/15/2021	1,346	1,396
Hecla Mining
6.875%, 05/01/2021	2,305	2,184
Hexion
10.000%, 04/15/2020 (A)	4,238	4,492
Hexion US Finance
8.875%, 02/01/2018	905	830
6.625%, 04/15/2020	8,103	7,637
Huntsman International LLC
8.625%, 03/15/2021	142	150
4.875%, 11/15/2020	1,420	1,441
IAMGOLD
6.750%, 10/01/2020 (A)	6,385	5,363
Ineos Group Holdings
6.125%, 08/15/2018 (A)	695	714
5.875%, 02/15/2019 (A)	2,243	2,282
Kaiser Aluminum
8.250%, 06/01/2020	1,665	1,811
KGHM International
7.750%, 06/15/2019 (A)	1,900	1,978
Kissner Milling
7.250%, 06/01/2019 (A)	790	809

SEI Institutional Investments Trust / Annual Report / May 31, 2015	175

SCHEDULE OF INVESTMENTS

High Yield Bond Fund (Continued)

May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

LSB Industries
7.750%, 08/01/2019	$2,240	$2,380
Lundin Mining
7.875%, 11/01/2022 (A)	1,615	1,747
Mirabela Nickel
1.000%, 07/31/2044	23	—
New Gold
7.000%, 04/15/2020 (A)	800	835
6.250%, 11/15/2022 (A)	2,303	2,306
Nexeo Solutions LLC
8.375%, 03/01/2018	874	791
Noranda Aluminum Acquisition
11.000%, 06/01/2019	385	364
Norbord
6.250%, 04/15/2023	670	674
NOVA Chemicals
5.000%, 05/01/2025 (A)	7,190	7,370
Rain CII Carbon LLC
8.250%, 01/15/2021 (A)	6,970	6,761
8.000%, 12/01/2018 (A)	330	323
Rayonier AM Products
5.500%, 06/01/2024 (A)	1,640	1,472
Reichhold Holdings
15.000%, 03/13/2017 (H)	560	560
12.000%, 03/31/2017 (H)	932	932
Reichhold Industries
12.000%, 03/31/2017 (H)	385	385
Reichhold Industries PIK
9.000%, 05/08/2017 (A) (B)	1,056	—
Rentech Nitrogen Partners
6.500%, 04/15/2021 (A)	380	376
Ryerson
11.250%, 10/15/2018	441	426
9.000%, 10/15/2017	1,255	1,277
Sappi Papier Holding GmbH
7.750%, 07/15/2017 (A)	400	433
Scotts Miracle-Gro
6.625%, 12/15/2020	400	419
Sealed Air
8.375%, 09/15/2021 (A)	2,680	3,015
4.875%, 12/01/2022 (A)	431	434
Signode Industrial Group Lux
6.375%, 05/01/2022 (A)	6,615	6,615
Smurfit Kappa Acquisitions
4.875%, 09/15/2018 (A)	1,400	1,477
Steel Dynamics
5.500%, 10/01/2024	955	985
TPC Group
8.750%, 12/15/2020 (A)	4,980	4,818
Walter Energy
9.875%, 12/15/2020	4,200	168
8.500%, 04/15/2021	2,060	103

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

WR Grace
5.625%, 10/01/2024 (A)	$725	$763
5.125%, 10/01/2021 (A)	2,253	2,326

		114,450

Sovereign — 0.1%
Seminole Tribe
6.535%, 10/01/2020 (A)	1,280	1,382

Telecommunication Services — 12.0%
Acosta
7.750%, 10/01/2022 (A)	1,400	1,430
Aegis Merger Sub
10.250%, 02/15/2023 (A)	2,642	2,701
Affinion Group
7.875%, 12/15/2018	1,800	1,260
Alcatel-Lucent USA
8.875%, 01/01/2020 (A)	2,765	3,035
6.750%, 11/15/2020 (A)	185	196
Altice
7.750%, 05/15/2022 (A)	7,423	7,497
7.625%, 02/15/2025 (A)	1,385	1,368
Altice Financing
6.625%, 02/15/2023 (A)	4,628	4,796
6.500%, 01/15/2022 (A)	3,690	3,782
Altice US Finance
7.750%, 07/15/2025	1,355	1,332
Altice US Finance I
5.375%, 07/15/2023 (A)	9,075	9,075
Avaya
10.500%, 03/01/2021 (A)	1,631	1,395
9.000%, 04/01/2019 (A)	1,560	1,611
7.000%, 04/01/2019 (A)	1,565	1,565
Blue Coat Holdings
8.375%, 06/01/2023 (A)	515	520
CenturyLink
6.750%, 12/01/2023	5,130	5,476
5.800%, 03/15/2022	2,190	2,245
5.625%, 04/01/2020	3,155	3,293
Cequel Communications Holdings I LLC
6.375%, 09/15/2020 (A)	4,500	4,590
Cogeco Cable
4.875%, 05/01/2020 (A)	1,050	1,081
Cogent Communications Finance
5.625%, 04/15/2021 (A)	2,580	2,503
Cogent Communications Group
5.375%, 03/01/2022 (A)	2,767	2,767
Columbus International
7.375%, 03/30/2021 (A)	3,555	3,835
CommScope
5.500%, 06/15/2024 (A)	3,265	3,253
5.000%, 06/15/2021 (A)	1,085	1,082

176	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

CommScope Holding PIK
6.625%, 06/01/2020 (A)	$1,940	$1,998
Digicel Group
8.250%, 09/30/2020 (A)	5,511	5,715
7.125%, 04/01/2022 (A)	1,390	1,352
6.750%, 03/01/2023 (A)	1,410	1,399
Expo Event Transco
9.000%, 06/15/2021 (A)	2,654	2,734
Frontier Communications
7.625%, 04/15/2024	1,330	1,280
7.125%, 01/15/2023	1,255	1,202
6.875%, 01/15/2025	440	401
6.250%, 09/15/2021	200	193
GCI
6.750%, 06/01/2021	924	945
Gray Television
7.500%, 10/01/2020	4,215	4,489
Hughes Satellite Systems
7.625%, 06/15/2021	3,484	3,915
Intelsat Jackson Holdings
7.500%, 04/01/2021	1,290	1,309
7.250%, 10/15/2020	4,150	4,207
6.625%, 12/15/2022	2,436	2,253
5.500%, 08/01/2023	4,067	3,735
Intelsat Luxembourg
8.125%, 06/01/2023	4,785	4,259
7.750%, 06/01/2021	8,145	7,351
Level 3 Communications
5.750%, 12/01/2022	2,210	2,257
Level 3 Financing
8.625%, 07/15/2020	2,711	2,924
7.000%, 06/01/2020	970	1,039
6.125%, 01/15/2021	1,180	1,251
5.625%, 02/01/2023 (A)	465	480
5.375%, 08/15/2022	360	368
5.375%, 05/01/2025 (A)	6,390	6,358
5.125%, 05/01/2023 (A)	3,285	3,293
McGraw-Hill Global Education Holdings LLC
9.750%, 04/01/2021	565	626
MDC Partners
6.750%, 04/01/2020 (A)	3,653	3,626
Midcontinent Communications & Midcontinent Finance
6.250%, 08/01/2021 (A)	440	455
NII Capital
7.625%, 04/01/2021 (B)	174	49
NII International Telecom SCA
7.875%, 08/15/2019 (A) (B)	2,875	2,659
Nortel Networks
9.002%, 07/15/2011 (B)	2,209	1,958
Numericable Group
6.250%, 05/15/2024 (A)	1,124	1,139
6.000%, 05/15/2022 (A)	8,940	9,018

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Outfront Media Capital LLC
5.875%, 03/15/2025	$4,255	$4,489
5.625%, 02/15/2024	200	209
5.250%, 02/15/2022	605	626
Quebecor Media
5.750%, 01/15/2023	1,645	1,707
Qwest Capital Funding
7.750%, 02/15/2031	730	774
RCN Telecom Services LLC
8.500%, 08/15/2020 (A)	1,175	1,251
Sable International Finance
8.750%, 02/01/2020 (A)	80	86
SBA Communications
4.875%, 07/15/2022 (A)	3,000	3,017
SBA Telecommunications
5.750%, 07/15/2020	634	666
Sitel LLC
11.000%, 08/01/2017 (A)	2,055	2,117
SoftBank
4.500%, 04/15/2020 (A)	2,596	2,667
Sprint
7.875%, 09/15/2023	16,590	16,870
7.625%, 02/15/2025	4,583	4,496
7.250%, 09/15/2021	2,820	2,838
7.125%, 06/15/2024	5,090	4,925
Sprint Capital
8.750%, 03/15/2032	4,570	4,661
6.900%, 05/01/2019	3,000	3,111
6.875%, 11/15/2028	8,346	7,532
Sprint Communications
9.000%, 11/15/2018 (A)	695	797
Telecom Italia
5.303%, 05/30/2024 (A)	1,125	1,170
T-Mobile USA
6.731%, 04/28/2022	2,695	2,870
6.633%, 04/28/2021	895	954
6.625%, 04/01/2023	300	316
6.542%, 04/28/2020	665	703
6.375%, 03/01/2025	10,085	10,526
6.250%, 04/01/2021	710	749
6.000%, 03/01/2023	565	587
U.S. Cellular
6.700%, 12/15/2033	625	605
Unitymedia GmbH
6.125%, 01/15/2025 (A)	1,800	1,863
Unitymedia Hessen GmbH & KG
5.500%, 01/15/2023 (A)	4,885	5,038
Univision Communications
8.500%, 05/15/2021 (A)	2,450	2,612
5.125%, 05/15/2023 (A)	930	932
5.125%, 02/15/2025 (A)	2,559	2,545
UPCB Finance IV
5.375%, 01/15/2025 (A)	2,700	2,704

SEI Institutional Investments Trust / Annual Report / May 31, 2015	177

SCHEDULE OF INVESTMENTS

High Yield Bond Fund (Continued)

May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

UPCB Finance V
7.250%, 11/15/2021 (A)	$2,012	$2,193
UPCB Finance VI
6.875%, 01/15/2022 (A)	591	638
Videotron
5.375%, 06/15/2024 (A)	420	436
5.000%, 07/15/2022	2,705	2,793
Virgin Media Finance
6.375%, 04/15/2023 (A)	1,010	1,073
5.750%, 01/15/2025 (A)	869	889
Virgin Media Secured Finance
5.375%, 04/15/2021 (A)	2,876	3,012
5.250%, 01/15/2021	2,100	2,242
5.250%, 01/15/2026 (A)	1,460	1,462
Wave Holdco LLC PIK
8.250%, 07/15/2019 (A)	759	770
WideOpenWest Finance LLC
13.375%, 10/15/2019	800	876
10.250%, 07/15/2019	2,625	2,802
Wind Acquisition Finance
7.375%, 04/23/2021 (A)	6,635	6,917
6.500%, 04/30/2020 (A)	1,302	1,383
4.750%, 07/15/2020 (A)	3,290	3,315
Windstream
7.750%, 10/01/2021	3,265	3,085
7.500%, 06/01/2022	860	785
7.500%, 04/01/2023	1,775	1,593
Zayo Group LLC
6.375%, 05/15/2025 (A)	450	451
6.000%, 04/01/2023 (A)	8,727	8,788
Ziggo Bond Finance BV
5.875%, 01/15/2025 (A)	435	444

		300,885

Utilities — 1.9%
Abengoa Yield
7.000%, 11/15/2019 (A)	1,250	1,297
AES
7.375%, 07/01/2021	800	895
5.500%, 03/15/2024	500	503
5.500%, 04/15/2025	2,075	2,039
4.875%, 05/15/2023	1,570	1,507
3.262%, 06/01/2019 (C)	395	396
AES Gener
8.375%, 12/18/2073 (A) (C)	705	770
AmeriGas Finance LLC
7.000%, 05/20/2022	5,393	5,797
Calpine
5.500%, 02/01/2024	810	808
5.375%, 01/15/2023	1,330	1,337
DPL
6.750%, 10/01/2019 (A)	1,340	1,440

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Dynegy
7.625%, 11/01/2024 (A)	$3,300	$3,547
7.375%, 11/01/2022 (A)	3,390	3,606
5.875%, 06/01/2023	3,365	3,348
Enel
8.750%, 09/24/2073 (A) (C)	1,469	1,749
Ferrellgas
6.750%, 01/15/2022	97	99
GenOn Americas Generation LLC
9.125%, 05/01/2031	800	752
8.500%, 10/01/2021	4,725	4,548
GenOn Energy
9.875%, 10/15/2020	1,320	1,360
LBC Tank Terminals Holding Netherlands
6.875%, 05/15/2023 (A)	2,800	2,898
NRG Energy
8.250%, 09/01/2020	340	358
7.875%, 05/15/2021	1,430	1,532
6.250%, 07/15/2022	530	555
6.250%, 05/01/2024	1,864	1,906
NSG Holdings LLC
7.750%, 12/15/2025 (A)	2,015	2,207
PPL Energy Supply LLC
6.500%, 06/01/2025 (A)	221	226
RJS Power Holdings LLC
5.125%, 07/15/2019 (A)	2,000	1,985

		47,465

Total Corporate Obligations (Cost $2,018,624) ($ Thousands)		2,013,236

LOAN PARTICIPATIONS — 8.3%
21st Century Oncology
6.500%, 04/28/2022	2,045	2,040
Academy Sports, Initial Term Loan
4.500%, 08/03/2018	598	599
Acadia Healthcare Company, Term Loan, 1st Lien
4.250%, 02/11/2022	998	1,006
Accellent, Cov-Lite, 2nd Lien
7.500%, 03/11/2022	825	789
Accellent, Term Loan, 1st Lien
4.500%, 03/12/2021	1,416	1,406
Affinion Group Holdings, Term Loan
6.750%, 10/09/2016	1,775	1,711
Albertson’s, Term Loan
5.375%, 03/21/2019	1,431	1,437
Albertson’s, Term Loan B4, 1st Lien
5.500%, 08/25/2021	3,310	3,329

178	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Alinta Energy Finance, Delayed Term Loan
6.375%, 08/13/2018	$43	$43
Alinta Ltd., Cov-Lite, 1st Lien
6.375%, 08/13/2019	2,515	2,532
Alinta Ltd., Unfunded Term Loan
1.000%, 08/13/2018	124	—
Alliance Laundry Systems LLC, Term Loan B
4.250%, 12/10/2018	1,142	1,142
American Energy, Term Loan
5.250%, 08/04/2020	700	531
American Rock Salt, Term Loan
8.500%, 03/20/2020	2,000	1,993
American Tire Distributors, Cov-Lite, 2nd Lien
5.250%, 09/24/2021	1,330	1,342
Angren Inc., 2nd Lien
9.250%, 08/18/2021	1,300	1,300
5.500%, 02/18/2021	593	591
AP NMT Acquisition, Term Loan
6.750%, 08/11/2021	2,046	2,027
Applied Systems, Term Loan, 2nd Lien
7.500%, 01/24/2022	1,593	1,601
Arctic Glacier, Cov-Lite, 1st Lien
6.000%, 05/10/2019	465	463
Aricent, Term Loan, 2nd Lien
9.500%, 04/14/2022	2,100	2,109
Arizona Chemical, Cov-Lite, 2nd Lien
7.500%, 06/10/2022	389	385
Asurion, LLC, Term Loan
5.000%, 05/24/2019	955	958
Asurion, LLC, Term Loan, 2nd Lien
8.500%, 03/03/2021	4,040	4,133
Atkore, Cov-Lite, 2nd Lien
7.750%, 10/09/2021	975	914
Avaya, Term Loan B-3
4.685%, 10/26/2017	1,053	1,049
BJ’s Wholesale Club, 2nd Lien
8.500%, 03/26/2020	1,810	1,828
Bway Intermediate, 1st Lien
5.500%, 08/14/2020	695	697
Carestream Health, Cov-Lite, 2nd Lien
9.500%, 12/05/2019	2,500	2,500
CD&R Millennium, Term Loan
8.250%, 07/31/2022	2,340	2,334
Cengage Learning Acquisitions, Term Loan, 1st Lien
8.250%, 03/31/2020	2,930	2,936

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Ceridian, Cov-Lite
4.500%, 09/15/2020	$8	$8
Ceridian, Cov-Lite, 1st Lien
4.500%, 09/15/2020	1,053	1,049
Ceva Group, PLC, Term Loan, 1st Lien
6.500%, 03/19/2021	496	471
Ceva Intercompany, Cov-Lite, Term Loan
6.500%, 03/19/2021	1	1
Ceva Intercompany, Term Loan, 1st Lien
6.500%, 03/19/2021	212	201
Ceva Logistics Canada, Term Loan, 1st Lien
6.500%, 03/19/2021	36	35
Chief Exploration, Term Loan
7.500%, 05/16/2021	710	675
CKX, Term Loan B
9.000%, 06/21/2017	476	167
Clear Channel Communications, Extended Term Loan, 1st Lien
6.905%, 01/22/2019	8,183	7,640
Crestwood Holdings, 1st Lien
7.000%, 06/19/2019	1,381	1,372
CTI Foods, 2nd Lien
8.250%, 06/28/2021	950	921
DAE Aviation Holdings, 1st Lien
5.000%, 11/02/2018	2,281	2,285
DAE Aviation Holdings, Term Loan, 1st Lien
7.750%, 08/05/2019	1,000	1,006
Dex Media West, Term Loan
8.000%, 12/30/2016	1,660	1,175
Diamond Foods, 1st Lien
4.250%, 08/20/2018	926	926
Dollar Tree, Cov-Lite, 1st Lien
4.250%, 02/06/2022	2,000	2,018
Empire Generating, Term Loan
5.250%, 03/12/2021	1,780	1,769
Endurance International, 1st Lien
5.000%, 11/09/2019	1,674	1,668
Energy & Exploration Partners, Term Loan B, 1st Lien
7.750%, 01/22/2019	2,620	2,263
Evergreen Skillsoft, Term Loan
5.750%, 04/23/2021	5	5
5.750%, 04/28/2021	471	464
Evergreen Skillsoft, Term Loan, 1st Lien
5.750%, 04/28/2021	1,025	1,009
Evergreen Skillsoft, Cov-Lite, Term Loan, 2nd Lien
9.250%, 04/28/2022	1,668	1,581

SEI Institutional Investments Trust / Annual Report / May 31, 2015	179

SCHEDULE OF INVESTMENTS

High Yield Bond Fund (Continued)

May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Expert Global, Term Loan
8.500%, 04/02/2018	$914	$915
8.500%, 04/02/2018	20	21
Fender Musical Instruments, 1st Lien
5.750%, 04/03/2019	170	170
First Advantage, 2nd Lien
10.500%, 08/28/2019 (H)	700	695
First Advantage, Cov-Lite, Term Loan
6.250%, 02/28/2019	489	486
First Advantage, Term Loan B
6.250%, 08/28/2019	1	1
Flint Group, Term Loan B, 2nd Lien
8.250%, 09/05/2022	1,620	1,589
GCA Services Group, Cov-Lite, 2nd Lien
9.250%, 11/01/2020	640	643
Global Aviation Holdings, Term Loan
10.000%, 07/13/2017 (B)	1,937	—
3.000%, 02/13/2018 (B)	633	—
Green Energy Partners, 1st Lien
6.500%, 11/12/2021	990	1,001
Greenway Medical Technologies, Term Loan, 1st Lien
6.000%, 11/04/2020	988	987
Gymboree, Cov-Lite, 1st Lien
5.000%, 02/23/2018	375	283
Harrah’s Entertainment, Term Loan B6
9.500%, 03/01/2017	2,965	2,772
Hostess Brands, Term Loan
6.750%, 04/09/2020	1,411	1,428
6.750%, 04/09/2020	124	125
HUB International, Ltd., Term Loan B, 1st Lien
4.000%, 10/02/2020	2,270	2,261
Hyland Software, Term Loan B, 1st Lien
4.750%, 02/19/2021	832	834
IMG Worldwide 5/14 Cov-Lite Term Loan
5.250%, 05/06/2021	2	1
IMG Worldwide, Cov-Lite, 1st Lien
5.250%, 05/06/2021	50	50
IMG Worldwide, Term Loan, 1st Lien
5.250%, 05/06/2021	544	545
Indivior, Term Loan
7.000%, 12/19/2019	2,574	2,478

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Infor, Term Loan B, 1st Lien
3.750%, 06/03/2020	$1,307	$1,300
Informatica Bridge Loan
0.000%, 05/01/2016 (F)	1,710	1,710
Integra Telecom, 1st Lien
5.250%, 08/08/2020	1,480	1,472
Interactive Data, Cov-Lite, Term Loan, 1st Lien
4.750%, 05/02/2021	1,047	1,050
Interline Brands, Term Loan
4.000%, 03/17/2021	639	638
ION Trading Technologies, Term Loan, 2nd Lien
7.250%, 06/10/2022	4,332	4,296
J. Crew Group, 1st Lien
4.000%, 03/05/2021	920	837
J. Crew Group, Term Loan B
4.000%, 03/05/2021	548	498
KCA Deutag Drilling, Ltd., Term Loan B, 1st Lien
6.250%, 05/15/2020	1,012	888
Lions Gate, Term Loan, 2nd Lien
5.000%, 03/11/2022	2,109	2,109
Magic Newco, 1st Lien
5.000%, 12/12/2018	985	987
Marina District Finance, 1st Lien
6.500%, 08/15/2018	1,251	1,264
Mashantucket Pequot Tribe, Term Loan, 1st Lien
9.375%, 06/30/2020	5,425	4,435
5.000%, 07/01/2018	174	136
Mauser-Werke GMBG, Cov-Lite, 1st Lien
4.500%, 07/31/2021	657	657
Medical Card, Term Loan
12.000%, 03/17/2017	1,588	1,509
0.095%, 03/17/2017 PIK	109	104
Metroflag, 2nd Lien
14.000%, 01/06/2009 (B)	325	—
MGF Sourcing US, LLC, 1st Lien
8.750%, 09/12/2019	833	827
MH Sub I LLC, Cov-Lite, 2nd Lien
8.500%, 07/08/2022	2,347	2,315
Millennium Laboratories, LLC, Term Loan B, 1st Lien
5.250%, 04/16/2021	929	638
Misys, 2nd Lien
12.000%, 06/12/2019	1,550	1,688
MMI, Term Loan
9.000%, 01/31/2020	3,162	2,884

180	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Mohegan Tribal Gaming Authority, Term Loan B, 1st Lien
5.500%, 11/19/2019	$1,422	$1,418
Moxie Liberty, 1st Lien
7.500%, 08/21/2020	785	783
Moxie Patriot, LLC, Term Loan B-1, 1st Lien
6.750%, 12/19/2020	775	771
Murray Energy, Cov-Lite, Term Loan B, 2nd Lien
7.500%, 04/09/2020	2,694	2,608
Nana Development, 1st Lien
8.000%, 03/13/2018	300	293
Navistar International, Term Loan
5.750%, 08/17/2017	625	627
Nelson Education, Term Loan B-1
6.750%, 07/03/2014	1,369	989
New Albertsons, Term Loan
4.750%, 06/27/2021	806	808
Nine West, Cov-Lite, Unsecured Guaranteed Term Loan
6.250%, 01/08/2020	1,710	1,419
Obsidian Natural Gas Trust, Term Loan
7.000%, 11/02/2015	257	255
Ocean, Cov-Lite, Term Loan B1, 1st Lien
6.000%, 03/31/2021	2,518	2,157
Ocean Rig, Term Loan B
5.500%, 07/16/2021	3,078	2,772
Opal Acquisition, Term Loan, 1st Lien
5.000%, 11/27/2020	3,145	3,138
Ortho-Clinical Diagnostics, Term Loan B
4.750%, 06/30/2021	325	321
Ortho-Clinical Diagnostics, Term Loan B, 1st Lien
4.750%, 06/30/2021	608	600
Oxea, Cov-Lite, 2nd Lien
8.250%, 07/15/2020	1,250	1,146
Panda Temple Power, 1st Lien
7.250%, 04/03/2019	350	334
Panolam Industries International, Term Loan
7.750%, 08/23/2017	752	745
Peak, Cov-Lite, 2nd Lien
8.250%, 06/17/2022	2,335	2,265
Performance Food Group 5/13 2nd Lien Cov-Lite TL
6.250%, 11/14/2019	167	167

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Performance Food Group, Cov-Lite, 2nd Lien
6.250%, 11/14/2019	$325	$326
Petsmart, 1st Lien
0.000%, 03/10/2022 (F)	100	100
Pierre Food, Term Loan, 2nd Lien
9.500%, 10/10/2017	3,378	3,408
Polymer Group, Term Loan B
5.250%, 12/19/2019	154	154
Polymer Group, Term Loan B, 1st Lien
5.250%, 12/19/2019	1,065	1,069
Rite Aid, 2nd Lien
5.750%, 08/21/2020	785	793
4.875%, 06/11/2021	1,250	1,251
Riverbed Technology, Cov-Lite, Term Loan, 1st Lien
6.000%, 04/24/2022	935	944
Road Infrastructure Investment, LLC, Term Loan, 2nd Lien
7.750%, 09/30/2021	300	282
Rue 21, Term Loan B, 1st Lien
0.000%, 10/09/2020 (F)	2,115	1,954
SIG Combibloc, Cov-Lite, 1st Lien
4.250%, 03/11/2022	340	342
Solenis, Cov-Lite, 2nd Lien
7.750%, 07/31/2022	560	541
SS&C Technologies Bridge Loan
0.000%, 02/02/2016 (F)	1,655	1,655
Staples, Term Loan B, 1st Lien
0.000%, 04/23/2021 (F)	5,000	5,003
Starwood Property Trust, Term Loan B
3.500%, 04/17/2020	1,995	1,998
Steinway Musical Instruments, Term Loan, 1st Lien
4.750%, 09/19/2019	1,174	1,171
Sterigenics Unfunded Bridge Loan
0.000%, 04/16/2023 (G)	992	—
TASC, Term Loan, 2nd Lien
12.000%, 05/23/2021	1,700	1,783
Templar Energy, Cov-Lite, 2nd Lien
8.500%, 11/25/2020	2,800	2,153
Tenet Healthcare Unfunded Bridge Loan
0.000%, 04/01/2016 (G)	6,675	—

SEI Institutional Investments Trust / Annual Report / May 31, 2015	181

SCHEDULE OF INVESTMENTS

High Yield Bond Fund (Continued)

May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Texas Competitive, Extended Term Loan
4.668%, 10/10/2017 (B)	$40	$24
4.668%, 10/10/2017 (B)	4,175	2,536
Texas Competitive, Non-extended Term Loan
4.668%, 04/25/2015 (B)	10,741	6,445
4.668%, 08/21/2015 (B)	87	52
The Hillman Companies, Term Loan B, 1st Lien
4.500%, 06/30/2021	313	313
The Neiman Marcus Group, Term Loan, 1st Lien
4.250%, 10/25/2020	2,952	2,952
Toys R Us, Term Loan
9.750%, 04/09/2020	2,494	2,347
Trans Union, LLC, Term Loan, 1st Lien
4.000%, 04/09/2021	3,487	3,476
Travelport, Term Loan
5.750%, 09/02/2021	4,245	4,279
Trinseo, Cov-Lite, 1st Lien
0.000%, 10/28/2021 (F)	515	516
True Religion Apparel, Term Loan, 1st Lien
5.875%, 07/30/2019	783	698
Valeant, Term Loan B
4.000%, 03/13/2022	1,218	1,220
Varsity Brands, Cov-Lite, 1st Lien
5.000%, 12/10/2021	1,217	1,222
Vat Holdings, Term Loan, 1st Lien
4.750%, 02/11/2021	1,011	1,009
Vertafore, Term Loan
9.750%, 10/27/2017	780	788
Walter Investment Management, Term Loan, 1st Lien
4.750%, 12/18/2020	1,592	1,504
Weather Channel, 1st Lien
0.000%, 02/13/2020 (F)	2,281	2,280
Weight Watchers International
4.000%, 04/02/2020	846	418
Weight Watchers International, Term Loan B2, 1st Lien
4.000%, 04/02/2020	2	1
Wilton Brands, 1st Lien
7.500%, 08/30/2018	4,210	4,079
York Risk Services Holding, Term Loan B
4.750%, 09/18/2021	902	894

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

York Risk Services, Cov-Lite, 1st Lien
4.750%, 10/01/2021	$98	$97
Ziggo, Unfunded Term Loan B1, 1st Lien
0.000%, 01/15/2022 (G)	323	2

Total Loan Participations (Cost $219,052) ($ Thousands)		209,656

COLLATERALIZED DEBT OBLIGATIONS — 6.9%

Other Asset-Backed Securities — 6.9%
B&M CLO Ltd., Ser 2014-1A, Cl C
4.026%, 04/16/2026 (A) (C)	2,142	2,057
B&M CLO Ltd., Ser 2014-1A, Cl D
5.026%, 04/16/2026 (A) (C)	3,529	3,061
B&M CLO Ltd., Ser 2014-1A, Cl E
6.026%, 04/16/2026 (A) (C)	2,520	2,112
Battalion CLO III Ltd., Ser 2012-3A, Cl SUB
0.000%, 01/18/2025 (A)	2,697	2,355
Battalion CLO Ltd., Ser 2013-4A
0.000%, 10/22/2025	1,560	1,092
Battalion CLO V Ltd., Ser 2014-5A
0.000%, 04/17/2026 (A)	3,445	2,549
Battalion CLO VII Ltd., Ser 2014-7A, Cl D
5.574%, 10/17/2026 (A) (C)	2,323	2,213
Battalion CLO VII Ltd., Ser 2014-7A
0.000%, 10/17/2026 (A)	4,118	3,377
Battalion CLO VIII, Ser 2015-8A, Cl D
5.711%, 04/18/2027 (A) (C)	1,268	1,167
Battalion CLO VIII, Ser 2015-8A, Cl SUB
0.000%, 04/18/2027 (A)	4,720	4,720
Benefit Street Partners CLO III, Ser 2013-IIIA, Cl SUB
0.000%, 01/20/2026 (A)	2,636	2,030
Benefit Street Partners CLO IV
0.000%, 07/20/2026	3,422	2,943
Benefit Street Partners CLO V
0.000%, 10/20/2026	5,411	4,599
Benefit Street Partners CLO VII Warehouse Note
0.000%*‡‡	8,605	8,605

182	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Benefit Street Partners CLO, Ser 2015-VIA
0.000%, 4/18/2027	$9,535	$8,582
CVP Cascade CLO Ltd., Ser 2014-2A, Cl E
6.075%, 07/18/2026 (A) (C)	2,531	2,126
CVP Cascade CLO Ltd., Ser 2014-2A, Cl D
5.075%, 07/18/2026 (A) (C)	1,752	1,516
Fifth Street Senior Loan Fund I LLC, Ser 2015-1A, Cl E
7.456%, 01/20/2027 (A) (C)	5,110	4,395
Fifth Street Senior Loan Fund II Warehouse Note
0.000%‡‡	6,315	6,315
Figueroa CLO, Ser 2013-1I, Cl SUB
0.000%, 3/21/2024	7,644	5,328
Figueroa CLO, Ser 2013-2
0.000%, 12/15/2025	3,070	2,710
Fortress Credit Opportunities III CLO LP, Ser 2014-3A, Cl E
6.521%, 04/28/2026 (A) (C)	3,518	3,361
Fortress Credit Opportunities VI CLO, Ser 2015-6A, Cl F
7.019%, 10/10/2026 (A) (C)	2,270	2,220
Great Lakes CLO Ltd., Ser 2012-1A, Cl E
5.775%, 01/15/2023 (A) (C)	3,292	3,070
Great Lakes CLO Ltd., Ser 2012-1A, Cl SUB
0.000%, 01/15/2023 (A)	2,877	2,129
Great Lakes CLO Ltd., Ser 2014-1A
0.000%, 04/15/25	7,057	5,646
Great Lakes CLO Ltd., Ser 2014-1A, Cl F
6.275%, 04/15/2025 (A) (C)	2,520	2,167
Hildene CLO Ltd., Ser 2014-2A, Cl E
5.375%, 07/19/2026 (A) (C)	2,013	1,878
Hildene CLO Ltd., Ser 2014-2A, Cl D
3.975%, 07/19/2026 (A) (C)	2,013	1,966
JFIN Revolver CLO Ltd., Ser 2013-1A, Cl B
2.275%, 01/20/2021 (A) (C)	2,010	2,005
JFIN Revolver CLO Ltd., Ser 2014-2A, Cl C
3.026%, 02/20/2022 (A) (C)	2,049	2,018

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

KVK CLO, Ser 2012-2A, Cl SUB
0.000%, 02/10/2025 (A)	$2,956	$2,069
Lockwood Grove CLO Ltd., Ser 2014-1A, Cl E
6.812%, 01/25/2024 (A) (C)	2,809	2,795
Lockwood Grove CLO Ltd., Ser 2014-1A, Cl SUB
0.000%, 01/25/2024 (A)	3,461	3,565
MidOcean Credit CLO III, Ser 2014-3A, Cl F
6.276%, 07/21/2026 (A) (C)	2,032	1,728
Nelder Grove CLO Ltd., Ser 2014-1A, Cl D1
4.806%, 08/28/2026 (A) (C)	2,049	2,059
Nelder Grove CLO Ltd., Ser 2014-1A, Cl E
7.036%, 08/28/2026 (A) (C)	3,074	3,074
Neuberger Berman CLO XIII, Ser 2012-13A, Cl SUB
0.000%, 01/23/2024 (A)	542	282
Neuberger Berman CLO XVI, Ser 2014-16A, Cl SUB
0.000%, 04/15/2026 (A)	2,625	1,706
Neuberger Berman CLO XVI, Ser 2014-16A, Cl SFN
0.000%, 04/15/2026 (A)	175	131
NewStar Arlington Senior Loan Program LLC, Ser 2014-1A, Cl E
6.377%, 07/25/2025 (A) (C)	2,026	1,898
NewStar Clarendon Fund CLO LLC, Ser 2015-1A, Cl E
6.315%, 01/25/2027 (A) (C)	4,470	4,112
NXT Capital CLO LLC, Ser 2012-1A, Cl E
7.775%, 07/20/2022 (A) (C)	3,047	3,047
OCP CLO, Ser 2012-2A, Cl SUB
0.000%, 11/22/2023 (A)	2,940	1,999
Peaks CLO Ltd., Ser 2014-1A, Cl D
4.775%, 06/15/2026 (A) (C)	1,015	944
Rockwall CDO, Ser 2007-1A, Cl A1LA
0.528%, 08/01/2024 (A) (C)	20,656	20,036
Shackleton CLO Ltd., Ser 2014-6A, Cl SUB
0.000%, 07/17/2026 (A)	7,965	5,337
Trinitas CLO Ltd., Ser 2014-1A, Cl SUB
0.000%, 04/15/2026 (A)	3,530	3,001
Trinitas CLO Ltd., Ser 2014-2A, Cl D
4.075%, 07/15/2026 (A) (C)	1,245	1,190

SEI Institutional Investments Trust / Annual Report / May 31, 2015	183

SCHEDULE OF INVESTMENTS

High Yield Bond Fund (Continued)

May 31, 2015

Description	Face Amount ($ Thousands)/Shares	Market Value ($ Thousands)

Venture X CLO, Ser 2012-10A, Cl SUB
0.000%, 07/20/2022 (A)	$7,029	$5,604
Venture XI CLO, Ser 2012-11A, Cl SUB
0.000%, 11/14/2022 (A)	7,097	5,287
Venture XII CLO, Ser 2013-12A, Cl SUB
0.000%, 02/28/2024 (A)	3,067	2,178
Venture XIV CLO
0.000%, 08/25/2025 (A)	113	81
Venture XIV CLO, Ser 2013-14A, Cl SUB
0.000%, 08/28/2025 (A)	1,842	1,529

Total Collateralized Debt Obligations (Cost $160,778) ($ Thousands)		173,964

MUNICIPAL BONDS — 0.6%
Commonwealth of Puerto Rico, Ser A, GO Callable 07/01/2020 @ 100
8.000%, 07/01/2035	5,343	4,494
5.000%, 07/01/2041	470	328
Mohegan Tribal Finance Authority, RB Callable 02/01/2023 @ 100
7.000%, 02/01/2045	4,750	4,600
Texas State, Public Finance Authority, RB Callable 07/01/2019 @ 100
8.250%, 07/01/2024	5,455	5,486

Total Municipal Bonds (Cost $15,409) ($ Thousands)		14,908

PREFERRED STOCK — 0.4%
Ally Financial, 7.000% (A)	2,725	2,752
Aspen Insurance Holdings, 5.950% (C)	92,000	2,365
Ceva Holdings, 0.000%*	1,214	880
GMAC Capital Trust I, 8.125% (C)	28,000	730
RBS Capital Funding Trust V, 5.900%	38,602	953
Royal Bank of Scotland Group, 6.400%	23,083	578
SLM, 1.971% (C)	15,524	924

Total Preferred Stock (Cost $7,897) ($ Thousands)		9,182

CONVERTIBLE BONDS — 0.3%
Liberty Media CV to 16.7764
3.750%, 02/15/2030	7,900	4,858

Description	Face Amount ($ Thousands)/Shares	Market Value ($ Thousands)

Liberty Media CV to 22.9469
4.000%, 11/15/2029	$2,561	$1,612
Mirabela Nickel
9.500%, 06/24/2019 (A) (D)	986	986
Mirant CV to 14.7167
0.000%, 06/15/2021 (B)	1,950	—

Total Convertible Bonds (Cost $7,749) ($ Thousands)		7,456

COMMON STOCK — 0.3%
Cengage Learning Holdings II*	2,860	79
Ceva Holdings*	561	406
CUI Acquisition* (D) (H)‡‡‡	3	223
Dana Holdings	118,652	2,583
Global Aviation Holdings, Cl A*	101,199	—
HMH Holdings Delaware*	73,792	1,946
Mirabela Nickel*	3,878,512	371
MModal*	43,639	633
Quad, Cl A	1,006	21
Reichhold Industries* (H)	1,755	749
VSS AHC, Cl A* (D) (E) (H)	29,628	28

Total Common Stock (Cost $5,953) ($ Thousands)		7,039

ASSET-BACKED SECURITY — 0.0%

Other Asset-Backed Securities — 0.0%
Airplanes, Pass-Through Trust, Ser 2001-1A, Cl A9
0.736%, 03/15/2019 (C)	1,552	629

Total Asset-Backed Security (Cost $1,212) ($ Thousands)		629

	Number Of Warrants

WARRANTS — 0.0%
B&G Foods, Expires 03/15/2017*	2,025	—
Medical Card Systems*‡‡‡	20,372	—
MModal, Expires 07/31/2017*	20,773	5
MModal, Expires 07/31/2017*	15,753	8

Total Warrants (Cost $16) ($ Thousands)		13

CASH EQUIVALENT — 3.4%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.010%**†	86,501,454	86,501

Total Cash Equivalent (Cost $86,501) ($ Thousands)		86,501

Total Investments — 100.2% (Cost $2,523,191) ($ Thousands)		$2,522,584

184	SEI Institutional Investments Trust / Annual Report / May 31, 2015

A list of centrally cleared swap agreements held by the Fund at May 31, 2015, is as follows:

Credit Default Swaps
Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pays)/Receives Rate	Termination Date	Notional Amount (Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
JPMorgan Chase Bank	CDX.NA.HY 23 Index	SELL	5.00	12/20/19	$(4,660)	$(22)
JPMorgan Chase Bank	CDX.NA.HY 23 Index	BUY	5.00	12/20/19	3,000	30
JPMorgan Chase Bank	CDX.NA.HY 24V1Index	SELL	5.00	6/20/20	(10,000)	(23)
JPMorgan Chase Bank	CDX.NA.HY 24V1Index	BUY	5.00	6/20/20	16,400	(75)

						$(90)

For the year ended May 31, 2015, the total amount of all open swap agreements, as presented in the table above, are representative of the volume of activity for this derivative type during the period.

Percentages are based on a Net Assets of $2,516,770 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2015.

†	Investment in Affiliated Security (see Note 6).

‡	Real Estate Investment Trust.

‡‡	Maturity date is unavailable.

‡‡‡	Expiration date is unavailable.

(A)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(B)	Security in default on interest payments.

(C)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of May 31, 2015.

(D)	Securities considered illiquid. The total market value of such securities as of May 31, 2015 was $1,236 ($ Thousands) and represented 0.0% of Net Assets.

(E)	Securities considered restricted. The total value of such securities as of May 31, 2015 was $29 ($ Thousands) and represented 0.0% of Net Assets.

(F)	Unsettled bank loan. Interest rate not available.

(G)	Unfunded bank loan.

(H)	Security is fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total market value of such securities as of May 31, 2015 was $3,573 ($ Thousands) and represented 0.14% of Net Assets.

CDO — Collateralized Debt Obligation

Cl — Class

CLO — Collateralized Loan Obligation

CV — Convertible Security

GO — General Obligation

LLC — Limited Liability Company

Ltd. — Limited

MTN — Medium Term Note

OTC — Over the Counter

PIK — Payment-in-Kind

PLC — Public Limited Company

RB — Revenue Bond

Ser — Series

The following is a list of the level of inputs used as of May 31, 2015, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3(1)	Total
Corporate Obligations	$—	$2,011,300	$1,936	$2,013,236
Loan Participations	—	203,970	5,686	209,656
Collateralized Debt Obligations	—	—	173,964	173,964
Preferred Stock	6,425	2,757	—	9,182
Convertible Bonds	—	6,470	986	7,456
Common Stock	2,583	3,050	1,406	7,039
Asset-Backed Security	—	629	—	629
Warrants	—	—	13	13
Municipal Bonds	—	14,908	—	14,908
Cash Equivalent	86,501	—	—	86,501

Total Investments in Securities	$95,509	$2,243,084	$183,991	$2,522,584

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Centrally Cleared Swaps
Credit Default Swaps*
Unrealized Appreciation	$—	$30	$—	$30
Unrealized Depreciation	—	(120)	—	(120)

Total Securities Sold Short	$—	$(90)	$—	$(90)

(1)	Of the $183,991 in Level 3 securities as of May 31, 2015, $3,573 or 0.14% are not valued via third party pricing vendors and broker quotes. If significant, the disclosure of the unobservable inputs and the interrelationships and sensitivity between these inputs are required for those Level 3 securities that are not valued by third party pricing vendors or broker quotes.

*	Swaps are valued at the unrealized appreciation (depreciation) on the instrument.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value ($ Thousands):

	Investments in Corporate Obligations	Investments in Loan Participations	Investments in CollateralizedDebt Obligations	Investments in Preferred Stock	Investments in ConvertibleBonds	Investments in CommonStock	Investments in Warrants
Beginning balance as June 1, 2014	$589	$20,992	$190,964	$1,426	$—	$1,011	$563
Accrued discounts/premiums	7	10	1,142	—	(2)	—	—
Realized gain/(loss)	(5,684)	132	13,092	—	—	138	(3,338)
Change in unrealized appreciation/ (depreciation)	5,818	(149)	(4,743)	—	(11)	(69)	3,338
Purchases	498	—	90,291	—	999	267	—
Sales	(1,065)	(17,663)	(118,680)	—	—	(690)	(563)
Net transfer into Level 3	1,877	3,381	1,898	—	—	749	13
Net transfer out of Level 3	(104)	(1,017)	—	(1,426)	—	—	—

Ending balance as of May 31, 2015	$1,936	$5,686	$173,964	$—	$986	$1,406	$13

Changes in unrealized gains/(losses) included in earnings related to securities still held at reporting date	$64	$(40)	$(4,285)	$—	$(11)	$(402)	$(2)

For the period ended May 31, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the period ended May 31, 2015, there were transfers between Level 2 and Level 3 assets and liabilities. The transfers were due to changes in the availability of observable inputs used to determine fair value.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2015	185

SCHEDULE OF INVESTMENTS

Long Duration Fund

May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS — 68.9%

Consumer Discretionary — 7.0%
21st Century Fox America
8.150%, 10/17/2036	$2,015	$2,836
7.850%, 03/01/2039	3,900	5,554
7.750%, 01/20/2024	125	160
7.625%, 11/30/2028	2,411	3,234
7.430%, 10/01/2026	775	977
6.900%, 08/15/2039	2,450	3,207
6.750%, 01/09/2038	360	457
6.550%, 03/15/2033	2,170	2,737
6.400%, 12/15/2035	875	1,094
6.150%, 02/15/2041	3,650	4,400
Amazon.com
4.950%, 12/05/2044	4,210	4,317
AutoZone
3.125%, 07/15/2023	785	779
Bed Bath & Beyond
4.915%, 08/01/2034	1,040	1,063
Comcast
6.950%, 08/15/2037	2,830	3,777
6.450%, 03/15/2037	4,470	5,660
6.400%, 05/15/2038	7,948	10,113
5.900%, 03/15/2016	100	104
5.700%, 07/01/2019	100	115
5.650%, 06/15/2035	1,285	1,517
4.650%, 07/15/2042	2,835	2,962
4.600%, 08/15/2045	2,645	2,747
4.400%, 08/15/2035	500	514
4.250%, 01/15/2033	4,965	5,019
4.200%, 08/15/2034	5,986	5,996
Cox Communications
7.625%, 06/15/2025	300	376
6.950%, 06/01/2038 (A)	3,183	3,732
4.800%, 02/01/2035 (A)	500	483
4.700%, 12/15/2042 (A)	4,400	4,076
Cox Enterprises
7.375%, 07/15/2027 (A)	1,300	1,610

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

CVS Health
5.300%, 12/05/2043	$1,330	$1,522
CVS Pass-Through Trust
8.353%, 07/10/2031 (A)	7,001	9,463
DIRECTV Holdings
6.000%, 08/15/2040	5,335	5,812
5.150%, 03/15/2042	1,805	1,767
Discovery Communications
4.875%, 04/01/2043	1,070	1,012
Ford Holdings
9.300%, 03/01/2030	2,675	4,049
Ford Motor
7.450%, 07/16/2031	2,908	3,789
7.400%, 11/01/2046	2,185	3,066
4.750%, 01/15/2043	745	758
Home Depot
4.875%, 02/15/2044	1,415	1,539
4.250%, 04/01/2046	1,945	1,956
4.200%, 04/01/2043	1,035	1,041
Johnson Controls
4.950%, 07/02/2064	1,730	1,733
4.625%, 07/02/2044	1,005	1,014
3.625%, 07/02/2024	1,095	1,119
Lowe’s
6.875%, 02/15/2028	100	133
5.125%, 11/15/2041	4,710	5,444
Macy’s Retail Holdings
4.500%, 12/15/2034	1,755	1,774
McDonald’s MTN
4.600%, 05/26/2045	2,060	2,088
NBCUniversal Media LLC
6.400%, 04/30/2040	1,006	1,297
5.950%, 04/01/2041	2,075	2,526
Newell Rubbermaid
4.000%, 12/01/2024	1,785	1,845
Target
6.650%, 08/01/2028	460	577
3.500%, 07/01/2024	535	557
TCI Communications
7.875%, 02/15/2026	3,150	4,367
Thomson Reuters
4.500%, 05/23/2043	295	285
4.300%, 11/23/2023	1,075	1,152
Tiffany
4.900%, 10/01/2044	805	796
Time Warner
7.700%, 05/01/2032	4,392	5,973
7.625%, 04/15/2031	9,810	13,143
6.500%, 11/15/2036	195	236
6.250%, 03/29/2041	3,400	3,935
6.100%, 07/15/2040	1,220	1,431
Time Warner Cable
7.300%, 07/01/2038	940	1,096
6.750%, 06/15/2039	1,945	2,132

186	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

6.550%, 05/01/2037	$1,000	$1,080
5.875%, 11/15/2040	995	1,008
5.500%, 09/01/2041	2,935	2,837
4.500%, 09/15/2042	740	642
Viacom
5.850%, 09/01/2043	4,375	4,536
5.250%, 04/01/2044	810	789
4.850%, 12/15/2034	2,375	2,297
4.375%, 03/15/2043	6,628	5,676
Walgreens Boots Alliance
4.800%, 11/18/2044	3,730	3,691
3.800%, 11/18/2024	5,420	5,453
Wal-Mart Stores
7.550%, 02/15/2030	800	1,173
6.200%, 04/15/2038	2,650	3,416
5.625%, 04/01/2040	5,940	7,314
5.625%, 04/15/2041	3,200	3,874
5.250%, 09/01/2035	50	59
5.000%, 10/25/2040	2,640	2,978
4.750%, 10/02/2043	5,000	5,460
4.300%, 04/22/2044	7,950	8,247
Walt Disney MTN
4.125%, 12/01/2041	475	490
4.125%, 06/01/2044	3,985	4,055

		235,118

Consumer Staples — 2.5%
Ahold Finance USA
6.875%, 05/01/2029	635	806
Altria Group
5.375%, 01/31/2044	4,710	5,047
Anheuser-Busch InBev Finance
4.625%, 02/01/2044	1,625	1,689
Anheuser-Busch InBev Worldwide
6.375%, 01/15/2040	2,075	2,690
3.750%, 07/15/2042	3,710	3,426
Autopistas Metropolitanas de Puerto Rico
6.750%, 06/30/2035 (A)	900	761
Bestfoods
7.250%, 12/15/2026	170	234
Bowdoin College
4.693%, 07/01/2112	8,731	7,652
Coca-Cola Femsa
3.875%, 11/26/2023	3,310	3,494
ConAgra Foods
6.625%, 08/15/2039	815	911
4.650%, 01/25/2043	260	243
Diageo Capital
3.875%, 04/29/2043	2,090	2,013
2.625%, 04/29/2023	2,205	2,168

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Diageo Investment
4.250%, 05/11/2042	$430	$436
2.875%, 05/11/2022	1,400	1,408
General Mills
5.400%, 06/15/2040	815	931
Kraft Foods Group
6.875%, 01/26/2039	865	1,076
5.000%, 06/04/2042	8,519	8,813
Massachusetts Institute of Technology
5.600%, 07/01/2111	800	1,011
4.678%, 07/01/2114	4,365	4,620
Mondelez International
4.000%, 02/01/2024	3,775	4,019
Northwestern University
4.643%, 12/01/2044	2,125	2,357
Pepsi Bottling Group
7.000%, 03/01/2029	425	589
PepsiCo
4.000%, 03/05/2042	1,745	1,698
3.600%, 08/13/2042	1,210	1,106
Pernod Ricard
5.500%, 01/15/2042 (A)	880	1,003
4.450%, 01/15/2022 (A)	350	378
Philip Morris International
6.375%, 05/16/2038	400	512
4.500%, 03/20/2042	4,010	4,037
4.250%, 11/10/2044	2,730	2,667
4.125%, 03/04/2043	1,395	1,354
3.875%, 08/21/2042	2,775	2,576
SABMiller Holdings
4.950%, 01/15/2042 (A)	1,860	1,984
Sysco
4.500%, 10/02/2044	3,105	3,152
4.350%, 10/02/2034	1,695	1,738
Tufts University
5.017%, 04/15/2112	3,386	3,582
University of Southern California
5.250%, 10/01/2111	1,915	2,385

		84,566

Energy — 10.8%
Alta Wind Holdings
7.000%, 06/30/2035 (A)	2,265	2,673
Anadarko Finance
7.500%, 05/01/2031	1,760	2,306
Anadarko Holding
7.150%, 05/15/2028	3,480	4,488
Anadarko Petroleum
6.450%, 09/15/2036	590	709
4.832%, 10/10/2036 (B)	18,000	7,267
4.500%, 07/15/2044	3,575	3,453

SEI Institutional Investments Trust / Annual Report / May 31, 2015	187

SCHEDULE OF INVESTMENTS

Long Duration Fund (Continued)

May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Apache
5.250%, 02/01/2042	$310	$324
5.100%, 09/01/2040	400	404
4.750%, 04/15/2043	3,945	3,820
4.250%, 01/15/2044	2,225	2,046
BG Energy Capital
5.125%, 10/15/2041 (A)	4,600	5,089
BP Capital Markets
3.814%, 02/10/2024	3,300	3,435
3.535%, 11/04/2024	100	101
Burlington Resources Finance
7.200%, 08/15/2031	25	33
Canadian Natural Resources
6.250%, 03/15/2038	2,805	3,314
5.850%, 02/01/2035	150	169
3.900%, 02/01/2025	1,500	1,516
Cenovus Energy
6.750%, 11/15/2039	2,255	2,677
5.200%, 09/15/2043	1,030	1,035
3.800%, 09/15/2023	250	250
CNOOC Finance 2013
3.000%, 05/09/2023	910	879
Columbia Pipeline Group
5.800%, 06/01/2045 (A)	640	662
4.500%, 06/01/2025 (A)	1,170	1,187
Conoco Funding
7.250%, 10/15/2031	695	933
6.950%, 04/15/2029	1,910	2,522
ConocoPhillips
6.500%, 02/01/2039	4,535	5,862
5.900%, 05/15/2038	4,388	5,285
4.300%, 11/15/2044	7,380	7,348
Continental Resources
4.900%, 06/01/2044	2,250	1,960
3.800%, 06/01/2024	2,170	2,026
Devon Energy
7.950%, 04/15/2032	285	382
5.600%, 07/15/2041	2,160	2,374
4.750%, 05/15/2042	2,790	2,783
Ecopetrol
5.875%, 05/28/2045	5,635	5,210
El Paso Natural Gas
8.375%, 06/15/2032	505	623
7.500%, 11/15/2026	2,895	3,593
Encana
6.500%, 02/01/2038	3,350	3,782
Energy Transfer Partners
8.250%, 11/15/2029	1,825	2,410
6.500%, 02/01/2042	3,000	3,312
5.950%, 10/01/2043	6,500	6,803
5.150%, 02/01/2043	1,000	962
Eni
5.700%, 10/01/2040 (A)	3,430	3,664

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

EnLink Midstream Partners
5.600%, 04/01/2044	$2,750	$2,851
5.050%, 04/01/2045	500	477
Ensco
5.750%, 10/01/2044	4,410	4,249
5.200%, 03/15/2025	1,870	1,928
Enterprise Products Operating LLC
6.650%, 10/15/2034	2,570	3,253
6.125%, 10/15/2039	405	471
5.700%, 02/15/2042	6,222	7,022
5.100%, 02/15/2045	2,775	2,880
4.950%, 10/15/2054	1,130	1,111
4.900%, 05/15/2046	2,225	2,233
4.850%, 03/15/2044	3,455	3,473
4.450%, 02/15/2043	3,115	2,955
3.750%, 02/15/2025	2,880	2,930
Exxon Mobil
3.567%, 03/06/2045	2,555	2,438
Hess
5.600%, 02/15/2041	1,960	2,094
Kinder Morgan
5.550%, 06/01/2045	6,045	5,910
5.300%, 12/01/2034	5,111	4,992
5.050%, 02/15/2046	2,532	2,323
Kinder Morgan Energy Partners
6.375%, 03/01/2041	7,475	7,919
5.500%, 03/01/2044	2,290	2,230
5.000%, 08/15/2042	1,400	1,286
3.950%, 09/01/2022	2,560	2,585
LASMO
7.300%, 11/15/2027	4,305	5,667
Marathon Oil
6.600%, 10/01/2037	3,820	4,506
Marathon Petroleum
6.500%, 03/01/2041	4,198	5,024
Motiva Enterprises
6.850%, 01/15/2040 (A)	3,515	4,138
Nexen Energy ULC
7.400%, 05/01/2028	2,230	3,026
Noble Energy
5.250%, 11/15/2043	4,690	4,797
5.050%, 11/15/2044	4,670	4,694
Panhandle Eastern Pipeline
8.125%, 06/01/2019	725	862
Petro-Canada
7.875%, 06/15/2026	45	61
6.800%, 05/15/2038	1,510	1,953
5.950%, 05/15/2035	760	888
Petroleos Mexicanos
6.500%, 06/02/2041	4,980	5,453
6.375%, 01/23/2045	13,235	14,361
5.625%, 01/23/2046 (A)	2,210	2,184

188	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

5.500%, 06/27/2044 (A)	$5,105	$4,973
4.250%, 01/15/2025 (A)	2,260	2,248
Phillips 66
5.875%, 05/01/2042	1,860	2,112
4.875%, 11/15/2044	10,790	10,905
4.650%, 11/15/2034	3,952	4,019
Plains All American Pipeline
3.850%, 10/15/2023	4,397	4,445
Pride International
7.875%, 08/15/2040	6,059	6,922
Ruby Pipeline
6.000%, 04/01/2022 (A)	1,500	1,654
Shell International Finance BV
6.375%, 12/15/2038	4,118	5,370
4.550%, 08/12/2043	7,590	7,966
4.375%, 05/11/2045	7,350	7,522
4.125%, 05/11/2035	2,350	2,372
Southern Natural Gas
7.350%, 02/15/2031	1,223	1,409
Spectra Energy Capital
6.750%, 02/15/2032	1,510	1,638
3.300%, 03/15/2023	3,610	3,396
Spectra Energy Partners
4.500%, 03/15/2045	1,000	943
Statoil
6.800%, 01/15/2028	380	501
6.500%, 12/01/2028 (A)	1,140	1,485
4.800%, 11/08/2043	510	562
3.950%, 05/15/2043	2,875	2,773
2.450%, 01/17/2023	2,375	2,318
Suncor Energy
6.500%, 06/15/2038	1,465	1,839
3.600%, 12/01/2024	1,005	1,025
Sunoco Logistics Partners Operations
5.350%, 05/15/2045	1,375	1,348
TC PipeLines
4.375%, 03/13/2025	1,000	1,004
Tennessee Gas Pipeline
8.375%, 06/15/2032	2,705	3,368
7.000%, 10/15/2028	7,537	9,074
Texas Eastern Transmission
7.000%, 07/15/2032	2,010	2,566
TransCanada PipeLines
7.625%, 01/15/2039	1,053	1,496
7.250%, 08/15/2038	1,670	2,270
4.625%, 03/01/2034	9,133	9,585
Transcontinental Gas Pipe Line
7.250%, 12/01/2026	1,540	1,921
5.400%, 08/15/2041	1,795	1,798
4.450%, 08/01/2042	1,210	1,068
Valero Energy
10.500%, 03/15/2039	3,740	6,020

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Williams
5.750%, 06/24/2044	$2,610	$2,659
Williams Partners
4.500%, 11/15/2023	650	678
4.300%, 03/04/2024	3,000	3,073

		361,220

Financials — 16.4%
ACE INA Holdings
6.700%, 05/15/2036	2,677	3,665
Aflac
6.900%, 12/17/2039	2,900	3,800
AIG SunAmerica Global Financing X
6.900%, 03/15/2032 (A)	4,097	5,499
Alexandria Real Estate Equities
3.900%, 06/15/2023‡	3,050	3,097
American International Group
4.500%, 07/16/2044	645	648
3.875%, 01/15/2035	4,186	3,959
ARC Properties Operating Partnership
4.600%, 02/06/2024‡	4,150	4,108
Assurant
6.750%, 02/15/2034	2,794	3,426
Bank of America MTN
8.950%, 05/18/2017 (C)	1,340	1,406
8.680%, 05/02/2017 (C)	1,305	1,361
7.800%, 09/15/2016	65	70
6.110%, 01/29/2037	2,405	2,801
6.000%, 10/15/2036	3,810	4,711
5.875%, 02/07/2042	2,000	2,458
5.750%, 12/01/2017	5,750	6,307
5.625%, 07/01/2020	675	772
5.000%, 01/21/2044	2,003	2,173
4.875%, 04/01/2044	1,770	1,892
4.750%, 04/21/2045	2,460	2,363
4.100%, 07/24/2023	5,630	5,907
4.000%, 01/22/2025	5,750	5,731
3.950%, 04/21/2025	2,430	2,408
3.300%, 01/11/2023	2,090	2,094
Berkshire Hathaway
4.500%, 02/11/2043	7,518	7,851
Berkshire Hathaway Finance
4.400%, 05/15/2042	1,300	1,361
Blackstone Holdings Finance LLC
6.250%, 08/15/2042 (A)	4,482	5,427
Brixmor Operating Partnership
3.850%, 02/01/2025	1,620	1,609
Carlyle Holdings II Finance
5.625%, 03/30/2043 (A)	5,886	6,493
CBL & Associates
5.250%, 12/01/2023‡	2,650	2,776
4.600%, 10/15/2024‡	750	752

SEI Institutional Investments Trust / Annual Report / May 31, 2015	189

SCHEDULE OF INVESTMENTS

Long Duration Fund (Continued)

May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

CDP Financial
5.600%, 11/25/2039 (A)	$6,055	$7,729
Chase Capital VI
0.903%, 08/01/2028 (C)	2,435	2,075
Chubb
6.500%, 05/15/2038	1,970	2,675
Cincinnati Financial
6.920%, 05/15/2028	5,284	6,735
Citigroup
8.125%, 07/15/2039	1,989	2,998
6.875%, 02/15/2098	2,752	3,647
6.625%, 06/15/2032	885	1,072
6.125%, 11/21/2017	100	111
6.125%, 08/25/2036	5,290	6,227
6.000%, 08/15/2017	50	55
5.875%, 01/30/2042	200	242
5.500%, 09/13/2025	1,000	1,115
4.587%, 12/15/2015	39	40
0.832%, 08/25/2036 (C)	850	670
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
5.800%, 09/30/2110 (A)	5,033	5,642
Credit Agricole
4.375%, 03/17/2025 (A)	1,170	1,162
Credit Suisse Group Funding Guernsey
4.875%, 05/15/2045 (A)	1,785	1,809
3.750%, 03/26/2025 (A)	7,330	7,234
Devon OEI Operating
7.500%, 09/15/2027	1,160	1,545
Discover Bank
8.700%, 11/18/2019	1,014	1,241
Discover Financial Services
3.850%, 11/21/2022	3,261	3,330
Farmers Exchange Capital
7.200%, 07/15/2048 (A)	1,000	1,278
Farmers Exchange Capital II
6.151%, 11/01/2053 (A) (C)	10,040	11,003
FMR
5.150%, 02/01/2043 (A)	2,750	3,031
General Electric Capital MTN
6.875%, 01/10/2039	7,679	10,755
6.750%, 03/15/2032	6,700	9,029
5.875%, 01/14/2038	18,580	23,326
0.754%, 08/15/2036 (C)	1,250	1,134
Goldman Sachs Group
6.750%, 10/01/2037	9,500	11,667
6.250%, 02/01/2041	5,301	6,576
6.125%, 02/15/2033	8,180	10,066
5.950%, 01/15/2027	1,506	1,740
5.150%, 05/22/2045	2,425	2,475
4.800%, 07/08/2044	4,960	5,188

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Guardian Life Insurance of America
4.875%, 06/19/2064 (A)	$5,845	$5,984
Hartford Financial Services Group
6.625%, 03/30/2040	795	1,034
6.100%, 10/01/2041	165	201
HBOS MTN
6.750%, 05/21/2018 (A)	4,050	4,524
HCP
4.250%, 11/15/2023‡	8,829	9,093
3.875%, 08/15/2024‡	1,460	1,466
Health Care
5.125%, 03/15/2043‡	7,119	7,596
Healthcare Realty Trust
5.750%, 01/15/2021‡	525	590
Highmark
6.125%, 05/15/2041 (A)	3,705	3,766
HSBC Bank USA MTN
7.000%, 01/15/2039	2,230	3,045
5.625%, 08/15/2035	1,790	2,109
HSBC Holdings
6.500%, 09/15/2037	4,550	5,683
5.250%, 03/14/2044	2,175	2,386
International Lease Finance
7.125%, 09/01/2018 (A)	95	107
JPMorgan Chase
6.300%, 04/23/2019	1,775	2,047
5.600%, 07/15/2041	7,660	9,056
5.500%, 10/15/2040	205	239
5.400%, 01/06/2042	120	138
4.950%, 06/01/2045	4,630	4,688
4.850%, 02/01/2044	1,010	1,093
3.875%, 09/10/2024	3,300	3,319
JPMorgan Chase Capital XIII
1.223%, 09/30/2034 (C)	3,900	3,291
JPMorgan Chase Capital XXIII
1.274%, 05/15/2047 (C)	1,907	1,511
KKR Group Finance II
5.500%, 02/01/2043 (A)	11,999	12,830
KKR Group Finance III LLC
5.125%, 06/01/2044 (A)	1,300	1,317
Liberty Mutual Group
6.500%, 03/15/2035 (A)	265	318
6.500%, 05/01/2042 (A)	7,318	8,813
Macquarie Bank MTN
6.625%, 04/07/2021 (A)	4,090	4,791
Marsh & McLennan
3.500%, 06/03/2024	1,635	1,661
Massachusetts Mutual Life Insurance
8.875%, 06/01/2039 (A)	1,820	2,807

190	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

MetLife
6.400%, 12/15/2036	$3,836	$4,385
5.875%, 02/06/2041	1,240	1,534
4.875%, 11/13/2043	7,730	8,377
4.125%, 08/13/2042	335	325
4.050%, 03/01/2045	3,931	3,761
Metropolitan Life Global Funding I
3.875%, 04/11/2022 (A)	435	465
3.000%, 01/10/2023 (A)	1,845	1,848
Metropolitan Life Insurance
7.800%, 11/01/2025 (A)	3,520	4,669
Moody’s
5.250%, 07/15/2044	4,645	5,058
Morgan Stanley MTN
6.375%, 07/24/2042	3,124	3,980
6.250%, 08/09/2026	4,610	5,666
5.625%, 09/23/2019	5,775	6,532
4.350%, 09/08/2026	2,550	2,594
4.300%, 01/27/2045	6,875	6,666
3.950%, 04/23/2027	1,730	1,689
3.875%, 04/29/2024	2,195	2,261
3.700%, 10/23/2024	2,410	2,456
Nationwide Health Properties MTN
6.590%, 07/07/2038‡	1,310	1,663
Nationwide Mutual Insurance
8.250%, 12/01/2031 (A)	1,000	1,376
7.875%, 04/01/2033 (A)	4,016	5,366
4.950%, 04/22/2044 (A)	6,240	6,357
New York Life Insurance
6.750%, 11/15/2039 (A)	5,515	7,499
5.875%, 05/15/2033 (A)	3,852	4,632
Northwestern Mutual Life Insurance
6.063%, 03/30/2040 (A)	3,840	4,814
Piedmont Operating Partnership
4.450%, 03/15/2024‡	1,740	1,797
Principal Financial Group
4.625%, 09/15/2042	2,320	2,348
4.350%, 05/15/2043	525	520
Prudential Financial MTN
6.625%, 12/01/2037	648	825
5.800%, 11/16/2041	1,190	1,387
5.700%, 12/14/2036	7,039	8,083
Prudential Insurance of America
8.300%, 07/01/2025 (A)	4,500	6,109
Realty Income
4.650%, 08/01/2023‡	7,350	7,945
Security Benefit Life
7.450%, 10/01/2033 (A)	2,080	2,618

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Simon Property Group
6.750%, 02/01/2040‡	$1,634	$2,206
4.750%, 03/15/2042‡	1,925	2,077
SL Green Realty
7.750%, 03/15/2020‡	1,775	2,132
5.000%, 08/15/2018‡	1,000	1,074
Teachers Insurance & Annuity Association of America
6.850%, 12/16/2039 (A)	5,740	7,618
4.900%, 09/15/2044 (A)	6,300	6,749
TIAA Asset Management Finance LLC
4.125%, 11/01/2024 (A)	2,085	2,160
Travelers
5.350%, 11/01/2040	1,935	2,309
Ventas Realty
5.700%, 09/30/2043‡	5,465	6,235
4.750%, 06/01/2021‡	2,500	2,745
4.375%, 02/01/2045‡	3,500	3,337
WEA Finance LLC
4.750%, 09/17/2044 (A)	3,400	3,499
Wells Fargo
5.606%, 01/15/2044	1,375	1,561
4.650%, 11/04/2044	3,915	3,936
3.900%, 05/01/2045	1,695	1,591
Wells Fargo Bank
6.600%, 01/15/2038	2,400	3,246
6.000%, 11/15/2017	300	333
5.950%, 08/26/2036	1,000	1,248
5.850%, 02/01/2037	5,620	6,915
XL Capital
6.375%, 11/15/2024	3,390	4,071
ZFS Finance USA Trust II
6.450%, 12/15/2065 (A) (C)	1,939	2,007

		549,704

Health Care — 6.9%
AbbVie
4.700%, 05/14/2045	7,085	7,203
4.500%, 05/14/2035	1,910	1,923
4.400%, 11/06/2042	9,385	9,113
3.600%, 05/14/2025	4,535	4,564
Actavis Funding SCS
4.750%, 03/15/2045	6,705	6,640
3.850%, 06/15/2024	3,160	3,195
3.800%, 03/15/2025	855	861
Aetna
4.750%, 03/15/2044	5,550	5,912
Amgen
6.400%, 02/01/2039	3,400	4,155
5.750%, 03/15/2040	500	577
5.375%, 05/15/2043	1,640	1,808
5.150%, 11/15/2041	2,935	3,143

SEI Institutional Investments Trust / Annual Report / May 31, 2015	191

SCHEDULE OF INVESTMENTS

Long Duration Fund (Continued)

May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

4.950%, 10/01/2041	$825	$858
4.400%, 05/01/2045	1,630	1,578
Anthem
4.850%, 08/15/2054	2,335	2,361
4.650%, 01/15/2043	2,080	2,124
4.650%, 08/15/2044	250	253
3.500%, 08/15/2024	4,360	4,386
AstraZeneca
6.450%, 09/15/2037	3,522	4,639
4.000%, 09/18/2042	1,825	1,784
Bayer US Finance LLC
3.375%, 10/08/2024 (A)	575	584
Baylor Scott & White Holdings
4.185%, 11/15/2045	2,545	2,430
Becton Dickinson
4.875%, 05/15/2044	400	426
4.685%, 12/15/2044	1,630	1,661
3.875%, 05/15/2024	1,750	1,815
Cardinal Health
4.500%, 11/15/2044	1,830	1,842
Catholic Health Initiatives
4.350%, 11/01/2042	7,535	7,107
Celgene
5.700%, 10/15/2040	4,184	4,876
4.625%, 05/15/2044	3,600	3,628
Cleveland Clinic Foundation
4.858%, 01/01/2114	3,588	3,501
EMD Finance LLC
3.250%, 03/19/2025 (A)	4,690	4,641
Gilead Sciences
4.800%, 04/01/2044	3,430	3,664
4.500%, 02/01/2045	2,055	2,100
GlaxoSmithKline Capital
6.375%, 05/15/2038	3,405	4,425
Hartford HealthCare
5.746%, 04/01/2044	6,630	7,472
Humana
4.950%, 10/01/2044	3,260	3,427
Johnson & Johnson
4.500%, 12/05/2043	1,700	1,883
McKesson
4.883%, 03/15/2044	1,675	1,772
3.796%, 03/15/2024	4,105	4,239
Mead Johnson Nutrition
5.900%, 11/01/2039	990	1,155
4.600%, 06/01/2044	825	839
Medtronic
4.625%, 03/15/2045 (A)	6,560	6,841
4.375%, 03/15/2035 (A)	5,745	5,889
2.750%, 04/01/2023	2,510	2,483
Memorial Sloan-Kettering Cancer Center
5.000%, 07/01/2042	1,845	2,039

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Merck
4.150%, 05/18/2043	$5,260	$5,246
3.700%, 02/10/2045	1,575	1,463
3.600%, 09/15/2042	1,970	1,860
Merck Sharp & Dohme MTN
5.760%, 05/03/2037	2,236	2,792
Mylan
4.200%, 11/29/2023	1,875	1,942
North Shore-Long Island Jewish Health Care
6.150%, 11/01/2043	2,920	3,535
4.800%, 11/01/2042	4,615	4,487
Novartis Capital
4.400%, 05/06/2044	8,560	9,164
NYU Hospitals Center
5.750%, 07/01/2043	950	1,127
4.428%, 07/01/2042	4,230	4,178
Perrigo
4.000%, 11/15/2023	1,535	1,582
Perrigo Finance
4.900%, 12/15/2044	800	809
3.900%, 12/15/2024	6,535	6,667
Pfizer
7.200%, 03/15/2039	590	837
4.400%, 05/15/2044	2,270	2,324
Providence Health & Services Obligated Group
4.379%, 10/01/2023	705	767
Quest Diagnostics
3.500%, 03/30/2025	5,279	5,187
Southern Baptist Hospital of Florida
4.857%, 07/15/2045	915	935
St. Barnabas
4.000%, 07/01/2028	4,375	4,244
Stryker
4.375%, 05/15/2044	2,000	2,008
4.100%, 04/01/2043	1,425	1,361
3.375%, 05/15/2024	2,145	2,185
Thermo Fisher Scientific
3.150%, 01/15/2023	3,020	3,021
Trinity Health
4.125%, 12/01/2045	4,609	4,453
UnitedHealth Group
6.875%, 02/15/2038	2,010	2,753
6.625%, 11/15/2037	555	746
Wyeth
6.000%, 02/15/2036	2,985	3,704
5.950%, 04/01/2037	936	1,151
Zimmer Holdings
4.450%, 08/15/2045	1,670	1,612

		229,956

192	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Industrials — 4.7%
ABB Treasury Center USA
4.000%, 06/15/2021 (A)	$1,685	$1,829
Airbus Group Finance
2.700%, 04/17/2023 (A)	2,500	2,475
American Airlines, Pass-Through Trust, Ser 2011-1, Cl A
5.250%, 01/31/2021	4	4
American Airlines, Pass-Through Trust, Ser 2013-2, Cl A
4.950%, 01/15/2023	1,694	1,820
American Airlines, Pass-Through Trust, Ser 2014-1, Cl A
3.700%, 10/01/2026	2,681	2,731
BAE Systems
5.800%, 10/11/2041 (A)	1,145	1,372
BAE Systems Holdings
4.750%, 10/07/2044 (A)	5,106	5,256
Burlington Northern Santa Fe LLC
6.200%, 08/15/2036	5,600	7,098
6.150%, 05/01/2037	1,180	1,514
5.750%, 05/01/2040	660	792
5.150%, 09/01/2043	2,235	2,511
4.900%, 04/01/2044	5,485	5,958
4.550%, 09/01/2044	1,150	1,171
4.400%, 03/15/2042	3,270	3,318
4.375%, 09/01/2042	1,710	1,718
Caterpillar
4.750%, 05/15/2064	3,515	3,647
3.803%, 08/15/2042	6,318	5,986
Continental Airlines, Pass-Through Trust, Ser 2007-1, Cl A
5.983%, 04/19/2022	4,777	5,375
Continental Airlines, Pass-Through Trust, Ser 2009-1
9.000%, 07/08/2016	4,664	5,002
CSX
4.750%, 05/30/2042	4,425	4,697
Deere
3.900%, 06/09/2042	2,660	2,579
Delta Air Lines, Pass-Through Trust, Ser 2011-1, Cl A
5.300%, 04/15/2019	6	6
Federal Express
7.600%, 07/01/2097	2,095	2,857
FedEx
5.100%, 01/15/2044	275	295
4.100%, 02/01/2045	275	257
4.000%, 01/15/2024	1,495	1,585

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

3.900%, 02/01/2035	$700	$664
3.875%, 08/01/2042	4,367	3,925
General Electric
4.125%, 10/09/2042	6,925	6,934
John Deere Capital MTN
3.350%, 06/12/2024	1,600	1,659
L-3 Communications
3.950%, 05/28/2024	3,385	3,357
Lockheed Martin
4.070%, 12/15/2042	3,743	3,672
3.600%, 03/01/2035	5,390	5,135
Norfolk Southern
6.000%, 03/15/2105	3,703	4,462
6.000%, 05/23/2111	4,332	5,243
4.800%, 08/15/2043	1,410	1,524
4.450%, 06/15/2045	480	482
3.850%, 01/15/2024	3,115	3,290
2.903%, 02/15/2023	710	704
Northrop Grumman
4.750%, 06/01/2043	9,800	10,274
Northwest Airlines, Pass-Through Trust, Ser 2001-1, Cl A1
7.041%, 04/01/2022	224	263
Parker-Hannifin MTN
4.450%, 11/21/2044	1,645	1,737
Republic Services
3.550%, 06/01/2022	2,025	2,081
Siemens Financieringsmaatschappij
4.400%, 05/27/2045 (A)	5,425	5,575
Union Pacific
4.850%, 06/15/2044	5,355	6,028
United Airlines, Pass-Through Trust, Ser 2014-2, Cl A
3.750%, 09/03/2026	3,340	3,415
United Technologies
5.700%, 04/15/2040	6,159	7,482
4.500%, 06/01/2042	4,985	5,183
US Airways, Pass-Through Trust, Ser 2011-1A, Cl A
7.125%, 10/22/2023	1,569	1,843

		156,785

Information Technology — 2.9%
Apple
4.450%, 05/06/2044	1,150	1,193
4.375%, 05/13/2045	9,475	9,600
3.450%, 02/09/2045	2,400	2,094
CDK Global
4.500%, 10/15/2024 (A)	5,215	5,362
Cisco Systems
5.900%, 02/15/2039	3,920	4,795
Corning
5.750%, 08/15/2040	555	662

SEI Institutional Investments Trust / Annual Report / May 31, 2015	193

SCHEDULE OF INVESTMENTS

Long Duration Fund (Continued)

May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Intel
4.800%, 10/01/2041	$3,445	$3,649
4.000%, 12/15/2032	790	798
Juniper Networks
5.950%, 03/15/2041	4,430	4,705
Microsoft
4.875%, 12/15/2043	3,822	4,247
4.000%, 02/12/2055	8,826	8,063
3.750%, 02/12/2045	1,895	1,744
3.500%, 02/12/2035	3,115	2,909
3.500%, 11/15/2042	1,765	1,584
Oracle
6.500%, 04/15/2038	6,460	8,349
4.500%, 07/08/2044	2,675	2,733
4.375%, 05/15/2055	5,215	5,032
4.300%, 07/08/2034	7,290	7,453
3.900%, 05/15/2035	5,830	5,644
QUALCOMM
4.800%, 05/20/2045	2,475	2,469
4.650%, 05/20/2035	3,420	3,408
Seagate HDD Cayman
5.750%, 12/01/2034 (A)	2,255	2,317
4.875%, 06/01/2027 (A)	3,930	3,970
4.750%, 01/01/2025 (A)	3,340	3,421

		96,201

Materials — 2.3%
Air Products & Chemicals
3.350%, 07/31/2024	2,170	2,225
Barrick North America Finance LLC
5.750%, 05/01/2043	8,180	8,252
BHP Billiton Finance USA
5.000%, 09/30/2043	2,420	2,618
CF Industries
5.150%, 03/15/2034	1,205	1,265
Dow Chemical
4.625%, 10/01/2044	1,000	969
4.375%, 11/15/2042	5,845	5,505
4.250%, 10/01/2034	2,540	2,485
Eastman Chemical
4.650%, 10/15/2044	1,305	1,289
Freeport-McMoRan
5.450%, 03/15/2043	7,877	6,868
5.400%, 11/14/2034	1,385	1,244
Glencore Finance Canada
6.000%, 11/15/2041 (A)	5,594	5,984
International Paper
5.150%, 05/15/2046	2,265	2,312
5.000%, 09/15/2035	2,020	2,031
Kinross
5.950%, 03/15/2024	1,705	1,656
LYB International Finance
4.875%, 03/15/2044	2,575	2,602

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

LyondellBasell Industries
4.625%, 02/26/2055	$1,000	$913
Monsanto
4.200%, 07/15/2034	910	876
3.950%, 04/15/2045	500	438
Mosaic
5.450%, 11/15/2033	1,225	1,361
Nacional del Cobre de Chile
5.625%, 10/18/2043 (A)	3,985	4,477
4.250%, 07/17/2042 (A)	775	715
Newcrest Finance
5.750%, 11/15/2041 (A)	4,504	4,048
Newmont Mining
6.250%, 10/01/2039	1,500	1,538
Praxair
3.550%, 11/07/2042	1,820	1,651
Rio Tinto Finance USA
4.125%, 08/21/2042	120	113
Rohm & Haas
7.850%, 07/15/2029	4,445	6,078
Southern Copper
7.500%, 07/27/2035	2,974	3,385
5.875%, 04/23/2045	1,910	1,868
Teck Resources
6.000%, 08/15/2040	180	156
5.400%, 02/01/2043	1,450	1,204
5.200%, 03/01/2042	1,050	848
Vale Overseas
6.875%, 11/21/2036	845	831

		77,805

Telecommunication Services — 5.7%
Alltel
7.875%, 07/01/2032	1,095	1,526
6.800%, 05/01/2029	570	703
America Movil
6.375%, 03/01/2035	585	710
4.375%, 07/16/2042	3,230	3,130
AT&T
6.500%, 09/01/2037	2,758	3,216
6.300%, 01/15/2038	1,500	1,710
5.550%, 08/15/2041	6,690	7,085
5.350%, 09/01/2040	6,824	6,999
4.800%, 06/15/2044	6,303	6,003
4.750%, 05/15/2046	5,722	5,449
4.500%, 05/15/2035	9,115	8,641
4.350%, 06/15/2045	10,413	9,283
4.300%, 12/15/2042	3,406	3,072
3.400%, 05/15/2025	1,560	1,517
British Telecommunications
9.625%, 12/15/2030	2,070	3,262
CenturyLink
7.650%, 03/15/2042	2,425	2,352
5.800%, 03/15/2022	350	359

194	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Deutsche Telekom International Finance
9.250%, 06/01/2032	$805	$1,272
8.750%, 06/15/2030	725	1,070
4.875%, 03/06/2042 (A)	2,755	2,921
GTE
6.940%, 04/15/2028	1,260	1,589
Koninklijke
8.375%, 10/01/2030	1,895	2,687
Orange
5.500%, 02/06/2044	1,130	1,260
Rogers Communications
5.450%, 10/01/2043	2,350	2,612
5.000%, 03/15/2044	3,415	3,582
SES GLOBAL Americas Holdings GP
5.300%, 03/25/2044 (A)	6,578	6,964
Telefonaktiebolaget LM Ericsson
4.125%, 05/15/2022	5,175	5,524
Telefonica Emisiones SAU
7.045%, 06/20/2036	1,640	2,121
Verizon Communications
6.550%, 09/15/2043	5,574	6,771
6.400%, 09/15/2033	718	844
6.250%, 04/01/2037	760	891
6.000%, 04/01/2041	1,500	1,712
5.050%, 03/15/2034	4,175	4,335
5.012%, 08/21/2054	14,087	13,393
4.862%, 08/21/2046	20,841	20,112
4.750%, 11/01/2041	1,015	993
4.672%, 03/15/2055 (A)	17,361	15,621
4.522%, 09/15/2048 (A)	18,029	16,470
4.400%, 11/01/2034	7,115	6,848
Vodafone Group
4.375%, 02/19/2043	7,415	6,505

		191,114

Utilities — 9.7%
AGL Capital
5.875%, 03/15/2041	2,593	3,201
4.400%, 06/01/2043	1,000	1,036
Appalachian Power
4.450%, 06/01/2045	560	563
Arizona Public Services
8.000%, 12/30/2015	16	16
Baltimore Gas & Electric
5.200%, 06/15/2033	3,275	3,834
Berkshire Hathaway Energy
6.500%, 09/15/2037	2,515	3,190
6.125%, 04/01/2036	6,910	8,379
5.150%, 11/15/2043	2,250	2,527

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Boston Gas
4.487%, 02/15/2042 (A)	$2,147	$2,267
Bruce Mansfield Unit 1 2007 Pass-Through Trust
6.850%, 06/01/2034	1,496	1,565
CenterPoint Energy Houston Electric LLC
4.500%, 04/01/2044	1,900	2,028
CenterPoint Energy Resources
6.250%, 02/01/2037	3,791	4,579
Cleco Power
6.000%, 12/01/2040	1,100	1,279
Commonwealth Edison
3.700%, 03/01/2045	3,149	2,993
Consolidated Edison of New York
6.750%, 04/01/2038	1,725	2,365
6.300%, 08/15/2037	1,440	1,880
4.450%, 03/15/2044	3,145	3,271
Dominion Resources
5.250%, 08/01/2033	3,830	4,210
4.900%, 08/01/2041	2,715	2,879
DTE Energy
3.850%, 12/01/2023	2,215	2,337
3.500%, 06/01/2024	1,375	1,399
Duke Energy
3.750%, 04/15/2024	535	559
3.050%, 08/15/2022	1,420	1,437
Duke Energy Carolinas
6.100%, 06/01/2037	3,090	3,903
5.300%, 02/15/2040	8,100	9,591
4.000%, 09/30/2042	2,270	2,249
Duke Energy Florida
6.400%, 06/15/2038	550	729
6.350%, 09/15/2037	1,080	1,445
Duke Energy Indiana
6.350%, 08/15/2038	855	1,134
4.900%, 07/15/2043	2,120	2,381
Duke Energy Progress
4.375%, 03/30/2044	3,320	3,509
Duquesne Light Holdings
6.250%, 08/15/2035	3,125	3,568
5.900%, 12/01/2021 (A)	750	871
El Paso Electric
5.000%, 12/01/2044	1,000	1,027
Electricite de France
6.000%, 01/22/2114 (A)	8,445	9,471
Elm Road Generating Station Supercritical
5.848%, 01/19/2041 (A)	2,007	2,336
Entergy Louisiana
4.440%, 01/15/2026	2,990	3,289
Eversource Energy
2.800%, 05/01/2023	2,120	2,078

SEI Institutional Investments Trust / Annual Report / May 31, 2015	195

SCHEDULE OF INVESTMENTS

Long Duration Fund (Continued)

May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Exelon
5.625%, 06/15/2035	$1,250	$1,437
Exelon Generation LLC
6.250%, 10/01/2039	200	233
5.750%, 10/01/2041	4,931	5,383
5.600%, 06/15/2042	5,000	5,449
FirstEnergy Transmission LLC
5.450%, 07/15/2044 (A)	7,080	7,657
Florida Power & Light
5.960%, 04/01/2039	3,035	3,977
5.690%, 03/01/2040	5,000	6,348
5.650%, 02/01/2037	2,500	3,145
5.400%, 09/01/2035	3,200	3,917
Georgia Power
5.950%, 02/01/2039	3,850	4,757
5.400%, 06/01/2040	6,230	7,298
4.300%, 03/15/2042	2,055	2,050
Indianapolis Power & Light
6.050%, 10/01/2036 (A)	1,291	1,653
4.875%, 11/01/2041 (A)	1,970	2,196
4.500%, 06/01/2044 (A)	2,375	2,506
ITC Holdings
5.300%, 07/01/2043	2,085	2,315
Jersey Central Power & Light
6.400%, 05/15/2036	1,425	1,628
John Sevier Combined Cycle Generation
4.626%, 01/15/2042	3,872	4,294
Kansas Gas & Electric
4.300%, 07/15/2044 (A)	2,715	2,842
KCP&L Greater Missouri Operations
8.270%, 11/15/2021	2,600	3,316
Kentucky Utilities
5.125%, 11/01/2040	2,195	2,606
KeySpan Gas East
5.819%, 04/01/2041 (A)	7,485	9,293
Metropolitan Edison
7.700%, 01/15/2019	350	414
MidAmerican Energy
6.750%, 12/30/2031	810	1,089
5.800%, 10/15/2036	920	1,164
4.800%, 09/15/2043	1,725	1,943
4.400%, 10/15/2044	1,450	1,523
Midamerican Funding
6.927%, 03/01/2029	170	226
Monongahela Power
5.400%, 12/15/2043 (A)	885	1,016
4.100%, 04/15/2024 (A)	6,930	7,406
Narragansett Electric
4.170%, 12/10/2042 (A)	1,990	1,994
NextEra Energy Capital Holdings
6.000%, 03/01/2019	2,470	2,807

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Niagara Mohawk Power
4.119%, 11/28/2042 (A)	$2,000	$1,990
2.721%, 11/28/2022 (A)	700	692
NiSource Finance
5.950%, 06/15/2041	545	665
Northern States Power
6.250%, 06/01/2036	1,813	2,420
5.350%, 11/01/2039	2,695	3,331
3.400%, 08/15/2042	1,105	1,015
NSTAR Electric
4.400%, 03/01/2044	655	694
Oncor Electric Delivery
7.500%, 09/01/2038	600	876
5.300%, 06/01/2042	5,125	6,052
5.250%, 09/30/2040	2,165	2,515
Pacific Gas & Electric
6.350%, 02/15/2038	1,000	1,307
6.250%, 03/01/2039	1,910	2,435
6.050%, 03/01/2034	4,940	6,149
4.600%, 06/15/2043	2,185	2,353
4.500%, 12/15/2041	1,660	1,713
PacifiCorp
6.000%, 01/15/2039	1,210	1,531
5.750%, 04/01/2037	2,972	3,691
Pennsylvania Electric
6.150%, 10/01/2038	6,082	7,275
PSEG Power LLC
8.625%, 04/15/2031	4,340	6,230
Public Service Electric & Gas MTN
4.000%, 06/01/2044	1,000	1,016
3.650%, 09/01/2042	3,050	2,866
Public Service of Colorado
6.500%, 08/01/2038	725	1,005
6.250%, 09/01/2037	1,740	2,373
4.750%, 08/15/2041	2,400	2,672
4.300%, 03/15/2044	2,825	2,969
San Diego Gas & Electric
4.500%, 08/15/2040	675	735
4.300%, 04/01/2042	1,375	1,438
Sempra Energy
6.000%, 10/15/2039	3,565	4,421
Southaven Combined Cycle Generation
3.846%, 08/15/2033	2,368	2,515
Southern California Edison
6.050%, 03/15/2039	4,355	5,636
4.650%, 10/01/2043	2,250	2,448
4.500%, 09/01/2040	4,960	5,293
Southern California Gas
4.450%, 03/15/2044	2,450	2,637
3.750%, 09/15/2042	1,465	1,425
Southwestern Electric Power
6.200%, 03/15/2040	3,335	4,254

196	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

3.900%, 04/01/2045	$2,000	$1,848
Texas-New Mexico Power
6.950%, 04/01/2043 (A)	1,082	1,578
Tucson Electric Power
5.000%, 03/15/2044	5,025	5,354
Union Electric
8.450%, 03/15/2039	2,125	3,570
Virginia Electric & Power
4.650%, 08/15/2043	1,095	1,194
4.450%, 02/15/2044	2,500	2,634
3.450%, 02/15/2024	530	554

		322,626

Total Corporate Obligations (Cost $2,180,647) ($ Thousands)		2,305,095

MUNICIPAL BONDS — 6.8%
American Municipal Power, Build America Project, RB
6.053%, 02/15/2043	4,385	5,320
Bay Area, Toll Authority, Build America Project, RB
6.263%, 04/01/2049	1,690	2,305
California State, Build America Project, GO
7.600%, 11/01/2040	580	890
City of Gainesville, Build America Project, RB
6.024%, 10/01/2040	3,650	4,490
City of Houston, System Revenue, Ser A, RB Callable 05/15/2019 @ 100
5.250%, 11/15/2033	320	362
City of Houston, Revenue, Ser B, RB
3.828%, 05/15/2028	2,775	2,919
City of New York, Build America Project, GO Callable 10/01/2020 @ 100
6.646%, 12/01/2031	2,200	2,593
5.817%, 10/01/2031	2,950	3,312
City of New York, Build America Project, GO
5.517%, 10/01/2037	4,455	5,338
City of Sacramento, Municipal Utility District, Build America Project, RB
6.156%, 05/15/2036	100	124
City of San Francisco, Public Utilities Commission Water Revenue, Build America Project, Ser DE, RB
6.000%, 11/01/2040	3,705	4,560

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Commonwealth of Massachusetts, Build America Project, GO
4.910%, 05/01/2029	$1,210	$1,412
Commonwealth of Massachusetts, Build America Project, RB
5.731%, 06/01/2040	1,080	1,349
Commonwealth of Pennsylvania, Build America Project, Ser B, GO
5.450%, 02/15/2030	4,215	4,954
Dallas, Convention Center Hotel Development, Build America Project, RB
7.088%, 01/01/2042	600	768
District of Columbia, Water & Sewer Authority, RB
4.814%, 10/01/2114	2,735	2,860
Grand Parkway Transportation, Sub-Ser E, RB
5.184%, 10/01/2042	2,930	3,517
Illinois State, GO
5.100%, 06/01/2033	8,735	8,292
Illinois, Finance Authority, RB
4.000%, 06/01/2047	1,260	1,216
Indianapolis, Local Public Improvement Bond Bank, Build America Project, RB
6.116%, 01/15/2040	4,860	6,228
Los Angeles, Community College District, Build America Project, GO
6.750%, 08/01/2049	1,790	2,585
Los Angeles, Community College District, Ser D, GO
6.680%, 08/01/2036	2,965	3,895
Los Angeles, Department of Water & Power, Build America Project, RB
6.574%, 07/01/2045	1,225	1,706
6.008%, 07/01/2039	5,000	6,192
Los Angeles, Unified School District, Build America Project, GO
6.758%, 07/01/2034	2,860	3,841
Los Angeles, Unified School District, Build America Project, GO
5.750%, 07/01/2034	1,875	2,296

SEI Institutional Investments Trust / Annual Report / May 31, 2015	197

SCHEDULE OF INVESTMENTS

Long Duration Fund (Continued)

May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Metropolitan Water Reclamation District of Greater Chicago, GO
5.720%, 12/01/2038	$2,630	$3,161
Michigan State University, Build America Project, Ser B, RB Callable 02/15/2030 @ 100
6.173%, 02/15/2050	3,200	3,874
Missouri, Joint Municipal Electric Utility Commission, Build America Project, Ser A, RB
6.890%, 01/01/2042	600	732
Municipal Electric Authority of Georgia, Build America Project, RB
6.637%, 04/01/2057	3,511	4,420
New Jersey State, Turnpike Authority, Build America Project, RB
7.414%, 01/01/2040	60	87
7.102%, 01/01/2041	2,450	3,433
New York City, Municipal Water Finance Authority, Build America Project, RB Callable 06/15/2020 @ 100
6.491%, 06/15/2042	6,630	7,626
New York City, Municipal Water Finance Authority, Build America Project, RB
5.440%, 06/15/2043	2,960	3,645
New York City, Municipal Water Finance Authority, RB Callable 12/15/2020 @ 100
5.375%, 06/15/2043	600	702
New York City, Municipal Water Finance Authority, Ser GG, RB Callable 06/15/2021 @ 100
5.000%, 06/15/2043	710	784
New York City, Transitional Finance Authority, Build America Project, RB
5.572%, 11/01/2038	2,195	2,686
New York City, Transitional Finance Authority, Future Tax Secured Revenue, Build America Project, RB
5.767%, 08/01/2036	4,150	5,079
5.508%, 08/01/2037	580	710
New York State, Dormitory Authority, Build America Project, RB
5.500%, 03/15/2030	3,295	3,879

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

5.289%, 03/15/2033	$1,550	$1,810
North Texas, Tollway Authority, Build America Project, RB
6.718%, 01/01/2049	4,796	6,712
Ohio State University, Build America Project, Ser A, RB
4.800%, 06/01/2111	115	114
Ohio State, Water Development Authority, RB
4.879%, 12/01/2034	3,925	4,467
Port Authority of New York & New Jersey, RB
4.926%, 10/01/2051	725	823
4.458%, 10/01/2062	5,885	6,078
Regents of the University of California, Medical Center Revenue, Build America Project, Ser H, RB
6.548%, 05/15/2048	1,480	1,928
San Diego County, Regional Transportation Commission, RB
5.911%, 04/01/2048	2,300	3,045
San Diego County, Water Authority, Build America Project, RB
6.138%, 05/01/2049	2,585	3,387
Santa Clara Valley, Transportation Authority, Build America Project, RB
5.876%, 04/01/2032	2,580	3,152
State of California, Build America Project, GO
7.625%, 03/01/2040	2,355	3,550
7.550%, 04/01/2039	970	1,462
7.500%, 04/01/2034	7,700	11,087
7.350%, 11/01/2039	5,330	7,730
7.300%, 10/01/2039	4,100	5,918
State of Illinois, Build America Project, GO
7.100%, 07/01/2035	1,890	1,957
State of New York, Build America Project, RB
5.770%, 03/15/2039	12,820	15,608
State of Texas, Build America Project, GO
5.517%, 04/01/2039	450	574
Texas State, Transportation Commission State Highway Fund, Build America Project, Ser B, RB
5.178%, 04/01/2030	2,725	3,211

198	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Triborough Bridge & Tunnel Authority, Build America Project, RB
5.450%, 11/15/2032	$3,300	$3,776
University of California, Ser AD, RB
4.858%, 05/15/2112	13,775	13,100
University of Texas Permanent University Fund, Build America Project, RB
5.262%, 07/01/2039	1,505	1,848

Total Municipal Bonds (Cost $204,839) ($ Thousands)		225,479

U.S. GOVERNMENT AGENCY OBLIGATIONS — 3.9%
FFCB
5.750%, 05/11/2026	6,525	8,380
3.125%, 11/06/2029	3,000	2,891
FHLB
5.625%, 06/11/2021	960	1,162
FHLMC
6.750%, 03/15/2031	7,890	11,668
6.250%, 07/15/2032	6,735	9,685
FICO STRIPS, PO
0.000%, 12/27/2018 to 09/26/2019 (B)	16,575	15,522
FNMA
3.500%, 03/07/2033	2,529	2,516
3.000%, 11/26/2032 to 05/23/2033	4,596	4,311
2.625%, 09/06/2024	12,635	12,921
FNMA, PO
0.000%, 05/15/2030 (B)	8,380	5,059
Residual Funding STRIPS
3.490%, 04/15/2030 (B)	17,770	11,335
1.809%, 07/15/2020 (B)	1,706	1,554
Tennessee Valley Authority
5.500%, 06/15/2038	305	394
5.375%, 04/01/2056	12,593	15,919
5.250%, 09/15/2039	7,900	9,950
4.875%, 01/15/2048	635	750
4.625%, 09/15/2060	7,645	8,505
3.500%, 12/15/2042	5,480	5,350
Tennessee Valley Authority STRIPS, PO
0.000%, 01/15/2038 (B)	3,700	1,660

Total U.S. Government Agency Obligations (Cost $124,870) ($ Thousands)		129,532

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES — 1.9%

Agency Mortgage-Backed Obligations — 1.5%
FHLMC CMO, Ser 2004-2733, Cl ME
5.000%, 01/15/2034	$303	$338
FHLMC CMO, Ser 2004-2748, Cl ZT
5.500%, 02/15/2024	699	801
FHLMC CMO, Ser 2010-3756, Cl PZ
4.000%, 11/15/2040	5,984	6,438
FHLMC CMO, Ser 2013-4150, Cl JZ
3.000%, 01/15/2043	3,003	2,783
FHLMC CMO, Ser 3770, Cl ZB
5.000%, 12/15/2040	3,626	3,813
FHLMC Multifamily Structured Pass-Through Certificates, Ser K027, Cl A2
2.637%, 01/25/2023	4,380	4,473
FHLMC Multifamily Structured Pass-Through Certificates, Ser K034, Cl A2
3.531%, 07/25/2023 (C)	5,385	5,810
FNMA
3.841%, 09/01/2020	3,716	4,034
3.762%, 12/01/2020	3,701	4,016
3.666%, 10/01/2020	3,434	3,725
3.583%, 09/01/2020	1,914	2,059
FNMA CMO, Ser 2004-12, Cl ZX
6.000%, 03/25/2034	941	1,166
FNMA CMO, Ser 2004-80, Cl XZ
5.000%, 11/25/2034	525	600
FNMA CMO, Ser 2007-68, Cl SC, IO
6.515%, 07/25/2037 (C)	79	15
GNMA ARM
1.625%, 06/20/2032 (C)	92	96
GNMA CMO, Ser 2004-93, Cl PC
5.000%, 04/16/2034	119	125
GNMA CMO, Ser 2009-8, Cl PS, IO
6.117%, 08/16/2038 (C)	175	19
GNMA CMO, Ser 2010-4, Cl NS, IO
6.207%, 01/16/2040 (C)	191	28
GNMA CMO, Ser 2011-70, Cl BO, PO
0.000%, 05/20/2041 (B)	10,425	8,386

		48,725

SEI Institutional Investments Trust / Annual Report / May 31, 2015	199

SCHEDULE OF INVESTMENTS

Long Duration Fund (Continued)

May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Non-Agency Mortgage-Backed Obligations — 0.4%
Countrywide Alternative Loan Trust, Ser 2005-27, Cl 3A2
1.247%, 08/25/2035 (A) (C)	$17	$12
Countrywide Home Loans, Ser 2005-2, Cl 1A1
0.505%, 03/25/2035 (A) (C)	132	100
DSLA Mortgage Loan Trust, Ser 2005-AR2, Cl 2A1A
0.396%, 03/19/2045 (A) (C)	178	159
GS Mortgage Securities II, Ser 2011-GC5, Cl A4
3.707%, 08/10/2044	4,540	4,873
Harborview Mortgage Loan Trust, Ser 2004-8, Cl 2A4A
0.986%, 11/19/2034 (A) (C)	254	214
Harborview Mortgage Loan Trust, Ser 2005-11, Cl 2A1A
0.496%, 08/19/2045 (A) (C)	344	317
Indymac Index Mortgage Loan Trust, Ser 2004-AR12, Cl A1
0.965%, 12/25/2034 (A) (C)	127	106
Indymac Index Mortgage Loan Trust, Ser 2004-AR5, Cl 2A1B
0.985%, 08/25/2034 (A) (C)	69	61
Indymac Index Mortgage Loan Trust, Ser 2004-AR6, Cl 6A1
2.698%, 10/25/2034 (A) (C)	89	85
Indymac Index Mortgage Loan Trust, Ser 2004-AR7, Cl A2
1.045%, 09/25/2034 (A) (C)	27	25
Indymac Index Mortgage Loan Trust, Ser 2005-AR18, Cl 2A1A
0.495%, 10/25/2036 (A) (C)	16	12
Morgan Stanley Capital I, Ser 2011-C3, Cl A4
4.118%, 07/15/2049	4,410	4,814
Residential Asset Mortgage Products, Ser 2004-SL1, Cl A7
7.000%, 11/25/2031 (A)	25	27
Residential Asset Mortgage Products, Ser 2004-SL3, Cl A2
6.500%, 12/25/2031 (A)	37	38
Residential Asset Securitization Trust, Ser 2004-IP2, Cl 2A1
2.480%, 12/25/2034 (A) (C)	59	60
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR2, Cl 2A21
0.515%, 01/25/2045 (A) (C)	163	150

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Wells Fargo Mortgage-Backed Securities Trust, Ser 2006-AR8, Cl 1A3
2.625%, 04/25/2036 (A) (C)	$158	$157
WFRBS Commercial Mortgage Trust, Ser 2011-C5, Cl A4
3.667%, 11/15/2044	3,590	3,844

		15,054

Total Mortgage-Backed Securities (Cost $56,477) ($ Thousands)		63,779

SOVEREIGN DEBT — 1.0%
Banco Nacional de Desenvolvimento Economico e Social
5.500%, 07/12/2020 (A)	1,300	1,376
Federal Republic of Brazil
5.625%, 01/07/2041	1,645	1,670
International Bank for Reconstruction & Development MTN
3.725%, 10/31/2030 (B) (E)	5,850	3,503
Israel Government AID Bond
5.500%, 09/18/2033	1,400	1,856
3.289%, 05/01/2024 (B)	1,020	805
3.010%, 08/15/2026 (B)	2,585	1,867
2.703%, 05/15/2024 (B)	1,545	1,218
Republic of Colombia
5.625%, 02/26/2044	1,570	1,692
4.000%, 02/26/2024	1,680	1,709
Republic of Uruguay
5.100%, 06/18/2050	2,590	2,609
United Mexican States MTN
6.050%, 01/11/2040	286	340
5.950%, 03/19/2019	1,300	1,474
5.750%, 10/12/2110	624	650
5.550%, 01/21/2045	1,670	1,877
4.750%, 03/08/2044	7,803	7,863
4.600%, 01/23/2046	165	162
4.000%, 10/02/2023	2,652	2,765

Total Sovereign Debt (Cost $31,647) ($ Thousands)		33,436

ASSET-BACKED SECURITIES — 0.3%

Mortgage Related Securities — 0.0%
Conseco Financial, Ser 1998-2, Cl A5
6.240%, 12/01/2028 (C)	63	65

Other Asset-Backed Securities — 0.3%
Citicorp Residential Mortgage Securities, Ser 2007-1, Cl A5
5.892%, 03/25/2037	180	175

200	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Education Loan Asset-Backed Trust I, Ser 2013-1, Cl A2
0.985%, 04/26/2032 (A) (C)	$2,765	$2,782
JGWPT XXX LLC, Ser 2013-3A, Cl A
4.080%, 01/17/2073 (A)	1,470	1,548
Nelnet Student Loan Trust, Ser 2014-2A, Cl A3
1.035%, 07/27/2037 (A) (C)	2,745	2,745
SLM Student Loan Trust, Ser 2011-1, Cl A2
1.335%, 10/25/2034 (C)	2,620	2,718

		9,968

Total Asset-Backed Securities (Cost $9,794) ($ Thousands)		10,033

U.S. TREASURY OBLIGATIONS — 16.1%
U.S. Treasury Bills
0.011%, 06/04/2015 (B) (D)	374	374
0.000%, 06/11/2015 (B) (D)	2,046	2,046
U.S. Treasury Bonds
6.250%, 05/15/2030	2,440	3,609
5.250%, 02/15/2029	5,615	7,504
5.000%, 05/15/2037	9,605	13,322
4.500%, 02/15/2036	26,757	34,782
4.250%, 05/15/2039	9,480	11,896
3.875%, 08/15/2040	27,715	33,037
3.750%, 11/15/2043	16,310	19,197
3.625%, 08/15/2043	16,417	18,896
3.625%, 02/15/2044	11,706	13,478
3.375%, 05/15/2044	5,115	5,633
3.125%, 11/15/2041	13,395	14,121
3.125%, 02/15/2043	40,951	42,983
3.000%, 11/15/2044 (D)	39,217	40,305
3.000%, 05/15/2045	10,900	11,234
2.750%, 08/15/2042	5,780	5,644
2.500%, 02/15/2045	126,731	117,484

Description	Face Amount ($ Thousands)/Shares	Market Value ($ Thousands)

U.S. Treasury Inflation-Protected Securities
1.375%, 02/15/2044	$11,435	$12,902
0.750%, 02/15/2045	11,035	10,586
U.S. Treasury Notes
2.125%, 05/15/2025	4,820	4,834
U.S. Treasury STRIPS
2.875%, 05/15/2043	87,765	87,785
2.863%, 11/15/2027 (B)	6,340	4,655
2.682%, 05/15/2039 (B)	43,500	21,478
1.351%, 11/15/2027 (B)	2,020	1,505

Total U.S. Treasury Obligations (Cost $506,214) ($ Thousands)		539,290

CASH EQUIVALENT — 1.4%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.010%*†	47,930,942	47,931

Total Cash Equivalent (Cost $47,931) ($ Thousands)		47,931

Total Investments — 100.3% (Cost $3,162,419) ($ Thousands)		$3,354,575

A list of the open futures contracts held by the Fund at May 31, 2015, is as follows:

Type of Contract	Number of Contracts Long/ (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
U.S. 10-Year Treasury Note	(426)	Sep-2015	$(447)
U.S. 2-Year Treasury Note	(1,701)	Sep-2015	(446)
U.S. 5-Year Treasury Note	1,293	Sep-2015	835
U.S. Long Treasury Bond	(77)	Sep-2015	(260)
U.S. Ultra Long Treasury Bond	999	Sep-2015	1,913

			$1,595

For year ended May 31, 2015, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the period.

A list of the open centrally cleared swap agreements held by the Fund at May 31, 2015, is as follows:

Interest Rate Swaps
Counterparty	Fund Pays	Fund Receives	Termination Date	Notional Amount ($ Thousands)	Net Unrealized Depreciation ($ Thousands)
Citigroup	3.68%	3 Month USD - LIBOR	11/15/43	$3,570	$(803)

A list of the open OTC swap agreements held by the Fund at May 31, 2015, is as follows:

Interest Rate Swaps
Counterparty	Fund Pays	Fund Receives	Termination Date	Notional Amount ($ Thousands)	Net Unrealized Depreciation ($ Thousands)
Barclays Bank PLC	2.48%	3 Month USD - LIBOR	11/15/27	$2,605	$(222)
Barclays Bank PLC	2.42%	3 Month USD - LIBOR	11/15/27	2,630	(199)
Citigroup	2.71%	3 Month USD - LIBOR	8/15/42	5,255	(165)

					$(586)

SEI Institutional Investments Trust / Annual Report / May 31, 2015	201

SCHEDULE OF INVESTMENTS

Long Duration Fund (Concluded)

May 31, 2015

For the year ended May 31, 2015, the total amount of all open swap agreements, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $3,343,845 ($ Thousands).

*	The rate reported is the 7-day effective yield as of May 31, 2015.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(B)	The rate reported is the effective yield at time of purchase.

(C)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of May 31, 2015.

(D)	Security, or portion thereof, has been pledged as collateral on open future contracts.

(E)	This security is a Supra-National organization.

AID — Agency for International Development

ARM — Adjustable Rate Mortgage

Cl — Class

CMO — Collateralized Mortgage Obligation

FFCB — Federal Farm Credit Bank

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FICO — Financing Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

GO — General Obligation

IO — Interest Only — face amount represents notional amount

LIBOR — London Interbank Offered Rate

LLC — Limited Liability Company

MTN — Medium Term Note

PLC — Public Limited Company

PO — Principal Only

RB — Revenue Bond

Ser — Series

STRIPS — Separately Traded Registered Interest and Principal Securities

The following is a list of the level of inputs used as of May 31, 2015, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Obligations	$—	$2,305,095	$—	$2,305,095
Municipal Bonds	—	225,479	—	225,479
U.S. Government Agency Obligations	—	129,532	—	129,532
Mortgage-Backed Securities	—	63,779	—	63,779
Sovereign Debt	—	33,436	—	33,436
Asset-Backed Securities	—	10,033	—	10,033
U.S. Treasury Obligations	—	539,290	—	539,290
Cash Equivalent	47,931	—	—	47,931

Total Investments in Securities	$47,931	$3,306,644	$—	$3,354,575

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futurs Contracts*
Unrealized Appreciation	$2,748	$—	$—	$2,748
Unrealized Depreciation	(1,153)	—	—	(1,153)
Centrally Cleared Swaps
Interest Rate Swaps*
Unrealized Depreciation	—	(803)	—	(803)
OTC Swaps
Interest Rate Swaps*
Unrealized Depreciation	—	(586)	—	(586)

Total Other Financial Instruments	$1,595	$(1,389)	$—	$206

*	Futures contracts and swaps are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended May 31, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2015, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, See Note 2 — Signifigant Accounting Policies in Notes to Financial States.

Amounts designated as “—” are $O or have been rounded to $O.

The accompanying notes are an integral part of the financial statements.

202	SEI Institutional Investments Trust / Annual Report / May 31, 2015

SCHEDULE OF INVESTMENTS

Long Duration Credit Fund(1)

May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS — 86.8%

Consumer Discretionary — 9.6%
21st Century Fox America
7.125%, 04/08/2028	$400	$505
6.900%, 08/15/2039	1,500	1,964
6.750%, 01/09/2038	3,385	4,295
6.650%, 11/15/2037	2,280	2,894
6.200%, 12/15/2034	2,614	3,166
Amazon.com
4.950%, 12/05/2044	5,680	5,825
CBS
5.900%, 10/15/2040	40	44
4.600%, 01/15/2045	650	599
Comcast
6.950%, 08/15/2037	8,839	11,796
6.550%, 07/01/2039	315	407
6.450%, 03/15/2037	4,030	5,103
6.400%, 05/15/2038	13,760	17,509
5.650%, 06/15/2035	6,675	7,878
4.750%, 03/01/2044	4,360	4,639
4.650%, 07/15/2042	3,790	3,960
4.600%, 08/15/2045	7,335	7,619
4.500%, 01/15/2043	3,910	3,987
4.400%, 08/15/2035	1,845	1,898
4.250%, 01/15/2033	4,975	5,029
4.200%, 08/15/2034	19,556	19,589
Comcast Cable Communications Holdings
9.455%, 11/15/2022	620	885
Cox Communications
8.375%, 03/01/2039 (A)	2,528	3,383
6.950%, 06/01/2038 (A)	500	586
4.800%, 02/01/2035 (A)	550	532
4.700%, 12/15/2042 (A)	850	787
4.500%, 06/30/2043 (A)	220	201
Cox Enterprises
7.375%, 07/15/2027 (A)	500	619

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
CVS Pass-Through Trust
8.353%, 07/10/2031 (A)	$5,672	$7,667
Darden Restaurants
6.800%, 10/15/2037	650	785
DIRECTV Holdings LLC
6.375%, 03/01/2041	1,495	1,697
6.350%, 03/15/2040	1,830	2,082
Discovery Communications
4.950%, 05/15/2042	460	446
4.875%, 04/01/2043	500	473
Ford Holdings
9.300%, 03/01/2030	2,279	3,450
General Motors
5.000%, 04/01/2035	2,680	2,708
Grupo Televisa
6.625%, 01/15/2040	20	24
Home Depot
4.875%, 02/15/2044	3,315	3,607
4.400%, 03/15/2045	12,795	13,209
4.250%, 04/01/2046	2,095	2,107
4.200%, 04/01/2043	160	161
3.750%, 02/15/2024	4,910	5,228
Johnson Controls
5.700%, 03/01/2041	55	64
4.950%, 07/02/2064	695	696
Lowe’s MTN
7.110%, 05/15/2037	3,092	4,153
6.650%, 09/15/2037	2,560	3,418
5.800%, 10/15/2036	1,260	1,542
5.125%, 11/15/2041	3,105	3,589
5.000%, 09/15/2043	1,050	1,190
4.250%, 09/15/2044	3,750	3,821
McDonald’s MTN
4.600%, 05/26/2045	2,575	2,610
NBCUniversal Media LLC
6.400%, 04/30/2040	265	342
5.950%, 04/01/2041	3,250	3,956
4.450%, 01/15/2043	1,750	1,755
4.375%, 04/01/2021	65	71
2.875%, 01/15/2023	225	224
NIKE
3.625%, 05/01/2043	7,445	7,091
QVC
5.950%, 03/15/2043	2,290	2,229
5.450%, 08/15/2034	2,160	2,067
Target
6.650%, 08/01/2028	355	445
6.500%, 10/15/2037	2,071	2,777
4.000%, 07/01/2042	10,360	10,090
Thomson Reuters
4.500%, 05/23/2043	290	280
Time Warner
7.700%, 05/01/2032	2,332	3,171
7.625%, 04/15/2031	2,100	2,814

SEI Institutional Investments Trust / Annual Report / May 31, 2015	203

SCHEDULE OF INVESTMENTS

Long Duration Credit Fund(1) (Continued)

May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
6.500%, 11/15/2036	$960	$1,161
6.250%, 03/29/2041	966	1,118
6.200%, 03/15/2040	260	308
6.100%, 07/15/2040	1,480	1,736
5.375%, 10/15/2041	3,285	3,496
Time Warner Cable
6.550%, 05/01/2037	10	11
5.875%, 11/15/2040	150	152
Time Warner Entertainment
8.375%, 07/15/2033	2,585	3,272
Viacom
5.850%, 09/01/2043	615	638
5.250%, 04/01/2044	500	487
4.875%, 06/15/2043	190	176
4.850%, 12/15/2034	880	851
4.375%, 03/15/2043	4,401	3,769
Walgreen
4.400%, 09/15/2042	30	28
Walgreens Boots Alliance
4.800%, 11/18/2044	3,030	2,999
Wal-Mart Stores
7.550%, 02/15/2030	1,275	1,870
6.500%, 08/15/2037	13,500	17,974
5.625%, 04/01/2040	5,750	7,080
5.625%, 04/15/2041	3,150	3,813
5.250%, 09/01/2035	8,250	9,726
5.000%, 10/25/2040	19,215	21,677
4.750%, 10/02/2043	8,405	9,179
4.300%, 04/22/2044	5,445	5,648
4.000%, 04/11/2043	7,960	7,898
Walt Disney MTN
4.125%, 12/01/2041	370	381
4.125%, 06/01/2044	3,540	3,602
3.700%, 12/01/2042	4,709	4,531

		331,319

Consumer Staples — 4.4%
Altria Group
10.200%, 02/06/2039	1,395	2,373
9.950%, 11/10/2038	132	220
4.250%, 08/09/2042	420	388
Anheuser-Busch
6.450%, 09/01/2037	2,300	3,001
Anheuser-Busch InBev Finance
4.625%, 02/01/2044	6,930	7,204
Anheuser-Busch InBev Worldwide
8.200%, 01/15/2039	4,010	6,133
8.000%, 11/15/2039	1,255	1,895
6.375%, 01/15/2040	210	272
3.750%, 07/15/2042	5,565	5,140

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Archer-Daniels-Midland
4.016%, 04/16/2043	$4,820	$4,701
Autopistas Metropolitanas de Puerto Rico
6.750%, 06/30/2035 (A)	1,000	845
Board of Trustees of The Leland Stanford Junior University
3.460%, 05/01/2047	1,375	1,297
Bowdoin College
4.693%, 07/01/2112	4,864	4,263
California Institute of Technology
4.700%, 11/01/2111	1,000	1,019
Cargill
4.100%, 11/01/2042 (A)	690	686
Coca-Cola Femsa
5.250%, 11/26/2043	3,290	3,672
ConAgra Foods
8.250%, 09/15/2030	750	1,019
6.625%, 08/15/2039	1,380	1,543
Diageo Capital
5.875%, 09/30/2036	485	596
3.875%, 04/29/2043	7,900	7,611
Diageo Investment
4.250%, 05/11/2042	1,425	1,447
Grupo Bimbo
4.875%, 06/27/2044 (A)	660	639
Kimberly-Clark
5.300%, 03/01/2041	555	656
Kraft Foods Group
6.875%, 01/26/2039	1,245	1,548
5.000%, 06/04/2042	4,750	4,914
Land O’ Lakes
6.000%, 11/15/2022 (A)	880	948
Massachusetts Institute of Technology
5.600%, 07/01/2111	3,600	4,550
4.678%, 07/01/2114	3,280	3,472
3.959%, 07/01/2038	1,927	1,993
Northwestern University
4.643%, 12/01/2044	1,200	1,331
3.688%, 12/01/2038	1,570	1,551
Pepsi Bottling Group
7.000%, 03/01/2029	1,400	1,942
PepsiCo
4.875%, 11/01/2040	1,130	1,245
4.250%, 10/22/2044	2,540	2,554
4.000%, 03/05/2042	3,420	3,328
3.600%, 03/01/2024	3,645	3,824
3.600%, 08/13/2042	3,135	2,867
3.000%, 08/25/2021	16	17

204	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Pernod Ricard
5.500%, 01/15/2042 (A)	$150	$171
Philip Morris International
6.375%, 05/16/2038	420	537
4.875%, 11/15/2043	765	820
4.500%, 03/20/2042	8,950	9,010
4.250%, 11/10/2044	2,520	2,461
4.125%, 03/04/2043	6,600	6,407
3.875%, 08/21/2042	2,300	2,135
President and Fellows of Harvard College
6.500%, 01/15/2039 (A)	1,800	2,547
3.619%, 10/01/2037	400	400
Princeton University
5.700%, 03/01/2039	1,399	1,816
Procter & Gamble
5.550%, 03/05/2037	3,750	4,717
Reynolds American
6.150%, 09/15/2043	20	23
SABMiller Holdings
4.950%, 01/15/2042 (A)	2,115	2,256
3.750%, 01/15/2022 (A)	2,150	2,247
Sysco
4.350%, 10/02/2034	7,295	7,478
3.500%, 10/02/2024	3,535	3,601
Tufts University
5.017%, 04/15/2112	3,212	3,398
University of Chicago
4.411%, 10/01/2044	715	746
William Marsh Rice University
3.574%, 05/15/2045	9,040	8,451

		151,925

Energy — 8.7%
Anadarko Petroleum
6.450%, 09/15/2036	5,030	6,044
4.657%, 10/10/2036 (B)	15,000	6,056
Apache
6.900%, 09/15/2018	10	12
5.100%, 09/01/2040	4,225	4,269
4.750%, 04/15/2043	1,395	1,351
Baker Hughes
5.125%, 09/15/2040	65	72
BG Energy Capital
5.125%, 10/15/2041 (A)	5,840	6,461
BP Capital Markets
3.994%, 09/26/2023	2,155	2,269
3.535%, 11/04/2024	5,150	5,182
2.750%, 05/10/2023	1,650	1,609
Buckeye Partners
5.850%, 11/15/2043	70	70
Cameron International
7.000%, 07/15/2038	40	47

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Canadian Oil Sands
6.000%, 04/01/2042 (A)	$985	$908
Cenovus Energy
5.200%, 09/15/2043	1,145	1,151
4.450%, 09/15/2042	375	342
CNOOC Finance
3.000%, 05/09/2023	2,665	2,575
Conoco Funding
6.950%, 04/15/2029	3,188	4,209
ConocoPhillips
6.500%, 02/01/2039	11,158	14,422
5.900%, 05/15/2038	2,400	2,891
4.300%, 11/15/2044	10,730	10,683
4.150%, 11/15/2034	1,500	1,514
ConocoPhillips Canada Funding I
5.950%, 10/15/2036	1,040	1,260
Continental Resources
4.900%, 06/01/2044	1,000	871
DCP Midstream Operating
5.600%, 04/01/2044	1,665	1,566
Devon Energy
6.300%, 01/15/2019	50	57
5.600%, 07/15/2041	900	989
4.750%, 05/15/2042	200	199
Devon Financing
7.875%, 09/30/2031	1,750	2,331
El Paso Natural Gas
8.375%, 06/15/2032	1,530	1,888
El Paso Pipeline Partners Operating LLC
4.700%, 11/01/2042	1,355	1,189
Energy Transfer Partners
8.250%, 11/15/2029	750	991
6.500%, 02/01/2042	310	342
6.050%, 06/01/2041	1,010	1,061
5.150%, 02/01/2043	3,230	3,107
5.150%, 03/15/2045	1,160	1,088
Eni
5.700%, 10/01/2040 (A)	2,120	2,264
EnLink Midstream Partners
5.600%, 04/01/2044	1,000	1,037
5.050%, 04/01/2045	400	382
Enterprise Products Operating LLC
6.450%, 09/01/2040	705	851
5.950%, 02/01/2041	1,085	1,239
5.750%, 03/01/2035	185	206
5.700%, 02/15/2042	4,082	4,607
5.100%, 02/15/2045	1,990	2,065
4.900%, 05/15/2046	915	918
4.850%, 03/15/2044	640	643
EOG Resources
3.900%, 04/01/2035	5,669	5,564

SEI Institutional Investments Trust / Annual Report / May 31, 2015	205

SCHEDULE OF INVESTMENTS

Long Duration Credit Fund(1) (Continued)

May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Exxon Mobil
3.567%, 03/06/2045	$16,045	$15,309
Halliburton
7.450%, 09/15/2039	145	201
6.700%, 09/15/2038	1,735	2,255
4.750%, 08/01/2043	1,255	1,326
Kinder Morgan
5.550%, 06/01/2045	1,845	1,804
5.300%, 12/01/2034	4,178	4,081
5.050%, 02/15/2046	5,018	4,604
Kinder Morgan Energy Partners
6.950%, 01/15/2038	490	549
6.550%, 09/15/2040	200	211
5.500%, 03/01/2044	1,780	1,733
Marathon Oil
6.600%, 10/01/2037	195	230
Marathon Petroleum
6.500%, 03/01/2041	3,368	4,030
5.000%, 09/15/2054	1,030	989
Motiva Enterprises
6.850%, 01/15/2040 (A)	5,710	6,722
Nexen Energy ULC
7.500%, 07/30/2039	900	1,245
Noble Energy
6.000%, 03/01/2041	360	397
5.250%, 11/15/2043	3,484	3,563
5.050%, 11/15/2044	5,860	5,890
ONEOK Partners
6.850%, 10/15/2037	135	146
6.125%, 02/01/2041	80	79
Petro-Canada
6.800%, 05/15/2038	2,140	2,768
Petroleos Mexicanos
6.375%, 01/23/2045	295	320
5.625%, 01/23/2046 (A)	1,370	1,354
Phillips 66
5.875%, 05/01/2042	990	1,124
4.875%, 11/15/2044	4,065	4,108
4.650%, 11/15/2034	2,642	2,687
Phillips 66 Partners
4.680%, 02/15/2045	140	134
Plains All American Pipeline
5.150%, 06/01/2042	450	455
3.850%, 10/15/2023	1,490	1,506
Pride International
7.875%, 08/15/2040	2,850	3,256
Shell International Finance BV
6.375%, 12/15/2038	10,966	14,301
5.500%, 03/25/2040	2,500	2,969
4.550%, 08/12/2043	6,885	7,226
4.375%, 05/11/2045	17,395	17,801
4.125%, 05/11/2035	5,694	5,747

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Southern Natural Gas
7.350%, 02/15/2031	$2,215	$2,551
Spectra Energy Capital
6.750%, 02/15/2032	800	868
Spectra Energy Partners
5.950%, 09/25/2043	160	186
4.500%, 03/15/2045	1,000	943
Statoil
6.500%, 12/01/2028 (A)	2,325	3,028
5.250%, 04/15/2019	50	56
5.100%, 08/17/2040	1,415	1,613
4.800%, 11/08/2043	1,534	1,690
3.950%, 05/15/2043	2,400	2,315
2.450%, 01/17/2023	1,825	1,781
Suncor Energy
6.500%, 06/15/2038	7,555	9,485
5.950%, 12/01/2034	1,385	1,625
3.600%, 12/01/2024	2,300	2,345
Sunoco Logistics Partners Operations
5.350%, 05/15/2045	2,447	2,398
TC PipeLines
4.375%, 03/13/2025	1,300	1,306
Tennessee Gas Pipeline
8.375%, 06/15/2032	2,775	3,455
Total Capital International
3.700%, 01/15/2024	2,205	2,313
2.700%, 01/25/2023	885	873
TransCanada PipeLines
7.250%, 08/15/2038	1,490	2,025
6.100%, 06/01/2040	3,207	3,865
5.000%, 10/16/2043	1,275	1,347
4.625%, 03/01/2034	13,718	14,396
Transocean
7.350%, 12/15/2041	1,360	1,173
Valero Energy
10.500%, 03/15/2039	2,476	3,986
6.625%, 06/15/2037	475	562
Weatherford International
9.875%, 03/01/2039	1,265	1,512
Williams Partners
6.300%, 04/15/2040	50	55
5.800%, 11/15/2043	1,435	1,473
5.400%, 03/04/2044	1,600	1,551
5.100%, 09/15/2045	945	894

		301,642

Financials — 23.7%
ACE INA Holdings
6.700%, 05/15/2036	6,035	8,262
Aflac
6.900%, 12/17/2039	6,185	8,103
6.450%, 08/15/2040	130	166

206	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
AIA Group MTN
4.875%, 03/11/2044 (A)	$5,072	$5,562
AIG SunAmerica Global Financing X
6.900%, 03/15/2032 (A)	5,110	6,858
Alexandria Real Estate Equities
3.900%, 06/15/2023‡	400	406
American Express
4.050%, 12/03/2042	7,683	7,278
American International Group
3.875%, 01/15/2035	1,996	1,888
American Tower Trust I
3.070%, 03/15/2023‡ (A)	3,764	3,753
Apollo Management Holdings
4.000%, 05/30/2024 (A)	2,250	2,295
Assurant
6.750%, 02/15/2034	2,645	3,244
Bank of America MTN
7.750%, 05/14/2038	1,425	1,952
6.500%, 07/15/2018	265	300
6.110%, 01/29/2037	5,255	6,119
6.000%, 10/15/2036	1,665	2,059
5.875%, 02/07/2042	4,200	5,162
5.000%, 01/21/2044	5,395	5,853
4.875%, 04/01/2044	1,500	1,604
4.750%, 04/21/2045	5,025	4,826
4.100%, 07/24/2023	5,840	6,128
4.000%, 01/22/2025	6,525	6,503
3.300%, 01/11/2023	1,370	1,372
Bank of New York Mellon MTN
4.600%, 01/15/2020	50	56
Bank One Capital III
8.750%, 09/01/2030	620	896
Barclays
3.650%, 03/16/2025	4,000	3,915
Berkshire Hathaway
4.500%, 02/11/2043	9,128	9,533
3.400%, 01/31/2022	56	59
Berkshire Hathaway Finance
5.750%, 01/15/2040	2,080	2,597
4.400%, 05/15/2042	2,250	2,356
4.300%, 05/15/2043	2,510	2,586
2.450%, 12/15/2015	13	13
Blackstone Holdings Finance LLC
6.250%, 08/15/2042 (A)	4,839	5,859
5.000%, 06/15/2044 (A)	5,285	5,461
4.450%, 07/15/2045 (A)	700	669
Carlyle Holdings II Finance
5.625%, 03/30/2043 (A)	10,349	11,416
CBL & Associates
5.250%, 12/01/2023‡	850	890
4.600%, 10/15/2024‡	350	351

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
CDP Financial
5.600%, 11/25/2039 (A)	$6,215	$7,933
Chubb
6.500%, 05/15/2038	5,813	7,895
Cincinnati Financial
6.920%, 05/15/2028	833	1,062
6.125%, 11/01/2034	3,553	4,203
Citigroup
8.125%, 07/15/2039	1,810	2,728
6.875%, 03/05/2038	1,810	2,396
6.875%, 02/15/2098	2,435	3,227
6.675%, 09/13/2043	2,601	3,305
6.125%, 08/25/2036	8,485	9,988
4.500%, 01/14/2022	390	427
3.875%, 10/25/2023	5,935	6,187
3.300%, 04/27/2025	5,915	5,818
Citigroup Capital III
7.625%, 12/01/2036	895	1,124
CME Group
5.300%, 09/15/2043	5,140	6,056
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
11.000%, 12/31/2049 (A) (C)	1,000	1,280
5.800%, 09/30/2110 (A)	5,720	6,412
5.750%, 12/01/2043	3,940	4,609
5.250%, 05/24/2041	395	457
4.625%, 12/01/2023	1,670	1,775
3.875%, 02/08/2022	55	59
Credit Suisse Group Funding Guernsey
4.875%, 05/15/2045 (A)	5,235	5,304
3.750%, 03/26/2025 (A)	8,060	7,954
Credit Suisse NY MTN
3.625%, 09/09/2024	250	254
Crown Castle Towers LLC
3.663%, 05/15/2025 (A)	2,200	2,205
DaimlerChrysler
8.500%, 01/18/2031	150	229
Daimler Finance North America LLC
1.375%, 08/01/2017 (A)	10,000	10,004
Deutsche Bank
4.500%, 04/01/2025	1,135	1,109
Devon OEI Operating
7.500%, 09/15/2027	10	13
ERP Operating
4.625%, 12/15/2021‡	55	61
4.500%, 06/01/2045‡	4,500	4,637
Farmers Exchange Capital
7.200%, 07/15/2048 (A)	800	1,022
Farmers Exchange Capital II
6.151%, 11/01/2053 (A) (C)	5,580	6,115

SEI Institutional Investments Trust / Annual Report / May 31, 2015	207

SCHEDULE OF INVESTMENTS

Long Duration Credit Fund(1) (Continued)

May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Farmers Exchange Capital III
5.454%, 10/15/2054 (A) (C)	$1,500	$1,515
First Union Capital II
7.950%, 11/15/2029	355	479
FMR
5.150%, 02/01/2043 (A)	260	287
4.950%, 02/01/2033	250	268
General Electric Capital MTN
6.875%, 01/10/2039	11,265	15,778
6.750%, 03/15/2032	15,195	20,476
6.150%, 08/07/2037	280	365
5.875%, 01/14/2038 (D)	43,114	54,127
Goldman Sachs Group MTN
6.750%, 10/01/2037	6,695	8,222
6.345%, 02/15/2034	930	1,123
6.250%, 02/01/2041	7,564	9,384
6.125%, 02/15/2033	17,910	22,040
5.750%, 10/01/2016	345	366
5.375%, 03/15/2020	175	197
5.250%, 07/27/2021	398	449
5.150%, 05/22/2045	3,345	3,414
4.800%, 07/08/2044	5,870	6,140
4.000%, 03/03/2024	3,920	4,056
3.750%, 05/22/2025	2,250	2,270
3.700%, 08/01/2015	55	55
3.625%, 01/22/2023	215	219
Guardian Life Insurance of America
4.875%, 06/19/2064 (A)	7,070	7,239
Hartford Financial Services Group
6.625%, 03/30/2040	1,794	2,333
HBOS
6.000%, 11/01/2033 (A)	1,304	1,466
HCP
6.750%, 02/01/2041‡	525	669
4.250%, 11/15/2023‡	4,520	4,655
3.875%, 08/15/2024‡	835	838
Health Care
6.500%, 03/15/2041‡	775	972
5.125%, 03/15/2043‡	1,020	1,088
3.750%, 03/15/2023‡	4,134	4,188
Highmark
6.125%, 05/15/2041 (A)	1,560	1,586
4.750%, 05/15/2021 (A)	1,330	1,373
HSBC Bank
7.650%, 05/01/2025	1,155	1,499
4.750%, 01/19/2021 (A)	150	167
HSBC Bank USA MTN
7.000%, 01/15/2039	4,650	6,350
5.875%, 11/01/2034	12,250	14,888
5.625%, 08/15/2035	4,485	5,284

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
HSBC Holdings
6.800%, 06/01/2038	$2,240	$2,902
6.500%, 09/15/2037	7,640	9,543
6.100%, 01/14/2042	965	1,236
5.250%, 03/14/2044	11,305	12,400
4.000%, 03/30/2022	275	295
Hutchison Whampoa International 11
4.625%, 01/13/2022 (A)	1,520	1,669
JPMorgan Chase
6.400%, 05/15/2038	11,413	14,580
5.625%, 08/16/2043	435	492
5.600%, 07/15/2041	6,880	8,134
5.500%, 10/15/2040	5,980	6,962
5.400%, 01/06/2042	14,235	16,339
4.950%, 06/01/2045	7,350	7,442
4.850%, 02/01/2044	9,270	10,030
4.250%, 10/15/2020	300	325
3.875%, 02/01/2024	235	245
3.875%, 09/10/2024	2,505	2,519
3.375%, 05/01/2023	250	248
3.200%, 01/25/2023	200	201
JPMorgan Chase Capital XXIII
1.274%, 05/15/2047 (C)	2,000	1,585
KKR Group Finance II LLC
5.500%, 02/01/2043 (A)	8,622	9,219
KKR Group Finance III LLC
5.125%, 06/01/2044 (A)	7,297	7,394
Liberty Mutual Group
6.500%, 05/01/2042 (A)	3,132	3,772
Lincoln National
6.300%, 10/09/2037	100	123
6.150%, 04/07/2036	45	54
Macquarie Bank
5.000%, 02/22/2017 (A)	65	69
Macquarie Group
6.250%, 01/14/2021 (A)	40	46
6.000%, 01/14/2020 (A)	100	114
Massachusetts Mutual Life Insurance
8.875%, 06/01/2039 (A)	2,010	3,100
MetLife
10.750%, 08/01/2039	1,270	2,102
6.500%, 12/15/2032	350	448
5.875%, 02/06/2041	3,820	4,725
5.700%, 06/15/2035	8,595	10,490
4.875%, 11/13/2043	8,300	8,994
4.721%, 12/15/2044	5,555	5,881
MetLife Capital Trust IV
7.875%, 12/15/2037 (A)	220	285
Metropolitan Life Insurance
7.800%, 11/01/2025 (A)	2,000	2,653

208	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Morgan Stanley MTN
7.250%, 04/01/2032	$155	$209
6.375%, 07/24/2042	3,115	3,969
6.250%, 08/09/2026	8,221	10,104
5.375%, 10/15/2015	480	488
4.350%, 09/08/2026	700	712
4.300%, 01/27/2045	13,370	12,963
3.950%, 04/23/2027	355	347
3.875%, 04/29/2024	5,440	5,605
3.700%, 10/23/2024	3,405	3,469
Mutual of Omaha Insurance
4.297%, 07/15/2054 (A) (C)	1,300	1,331
National Rural Utilities Cooperative Finance
4.023%, 11/01/2032	4,777	4,909
Nationwide Financial Services
5.300%, 11/18/2044 (A)	1,450	1,501
Nationwide Health Properties MTN
6.900%, 10/01/2037‡	1,600	2,034
Nationwide Mutual Insurance
9.375%, 08/15/2039 (A)	1,520	2,348
8.250%, 12/01/2031 (A)	500	688
7.875%, 04/01/2033 (A)	527	704
4.950%, 04/22/2044 (A)	1,300	1,324
New York Life Global Funding
2.450%, 07/14/2016 (A)	50	51
New York Life Insurance
6.750%, 11/15/2039 (A)	6,880	9,355
5.875%, 05/15/2033 (A)	4,447	5,347
Nordea Bank
4.250%, 09/21/2022 (A)	55	58
Northwestern Mutual Life Insurance
6.063%, 03/30/2040 (A)	4,415	5,535
Pacific Life Insurance
9.250%, 06/15/2039 (A)	1,000	1,517
PNC Bank MTN
3.800%, 07/25/2023	450	470
3.250%, 06/01/2025	4,885	4,883
PNC Funding
6.700%, 06/10/2019	100	118
Prudential Financial MTN
6.625%, 06/21/2040	625	789
5.700%, 12/14/2036	6,294	7,228
Prudential Insurance of America
8.300%, 07/01/2025 (A)	1,000	1,357
Scentre Group Trust 1
3.250%, 10/28/2025‡ (A)	3,000	2,945
Simon Property Group
6.750%, 02/01/2040‡	3,465	4,679
4.750%, 03/15/2042‡	4,290	4,630
4.375%, 03/01/2021‡	40	44

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
SL Green Realty
7.750%, 03/15/2020‡	$60	$72
Swiss Re Treasury US
4.250%, 12/06/2042 (A)	6,581	6,657
Teachers Insurance & Annuity Association of America
6.850%, 12/16/2039 (A)	4,540	6,026
4.900%, 09/15/2044 (A)	4,085	4,376
Travelers
6.750%, 06/20/2036	5,420	7,471
6.250%, 06/15/2037	125	164
5.350%, 11/01/2040	1,565	1,867
4.600%, 08/01/2043	6,320	6,927
Trinity Acquisition
6.125%, 08/15/2043	50	55
US Bancorp MTN
4.125%, 05/24/2021	22	24
Validus Holdings
8.875%, 01/26/2040	1,230	1,651
Ventas Realty
5.700%, 09/30/2043‡	3,910	4,461
Wachovia
5.750%, 06/15/2017	150	164
WEA Finance LLC
4.750%, 09/17/2044 (A)	2,400	2,470
Wells Fargo
5.606%, 01/15/2044	7,578	8,604
5.375%, 11/02/2043	3,185	3,533
4.650%, 11/04/2044	6,730	6,766
4.600%, 04/01/2021	40	44
4.100%, 06/03/2026	1,395	1,440
3.900%, 05/01/2045	11,460	10,754
3.500%, 03/08/2022	235	247
3.300%, 09/09/2024	750	756
3.000%, 02/19/2025	3,500	3,427
Wells Fargo Bank
6.600%, 01/15/2038	5,445	7,364
5.950%, 08/26/2036	1,100	1,372
5.850%, 02/01/2037	7,831	9,636
XLIT
5.250%, 12/15/2043	2,770	3,014
ZFS Finance USA Trust I
6.500%, 05/09/2037 (A) (C)	1,710	1,819
ZFS Finance USA Trust II
6.450%, 12/15/2065 (A) (C)	2,475	2,562

		820,073

Health Care — 8.9%
Abbott Laboratories
2.950%, 03/15/2025	4,985	4,963
AbbVie
4.700%, 05/14/2045	6,715	6,826
4.500%, 05/14/2035	16,990	17,107
4.400%, 11/06/2042	5,085	4,938

SEI Institutional Investments Trust / Annual Report / May 31, 2015	209

SCHEDULE OF INVESTMENTS

Long Duration Credit Fund(1) (Continued)

May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Actavis
4.625%, 10/01/2042	$25	$24
Actavis Funding SCS
4.850%, 06/15/2044	625	627
4.750%, 03/15/2045	2,445	2,421
4.550%, 03/15/2035	9,150	9,071
Aetna
4.750%, 03/15/2044	3,385	3,606
4.500%, 05/15/2042	1,995	2,088
Amgen
6.900%, 06/01/2038	2,190	2,824
6.400%, 02/01/2039	1,220	1,491
5.750%, 03/15/2040	1,455	1,680
5.650%, 06/15/2042	2,325	2,667
5.150%, 11/15/2041	2,595	2,779
Anthem
4.650%, 01/15/2043	2,780	2,838
4.650%, 08/15/2044	1,600	1,621
4.625%, 05/15/2042	300	300
2.375%, 02/15/2017	20	20
Ascension Health
4.847%, 11/15/2053	895	968
AstraZeneca
6.450%, 09/15/2037	8,960	11,801
4.000%, 09/18/2042	1,810	1,770
Baxter International
4.500%, 06/15/2043	65	66
3.200%, 06/15/2023	1,580	1,572
Bayer US Finance LLC
3.375%, 10/08/2024 (A)	4,605	4,680
Baylor Scott & White Holdings
4.185%, 11/15/2045	4,735	4,522
Becton Dickinson
4.875%, 05/15/2044	1,000	1,065
4.685%, 12/15/2044	1,065	1,085
Bristol-Myers Squibb
4.500%, 03/01/2044	135	146
Catholic Health Initiatives
4.350%, 11/01/2042	3,250	3,065
Celgene
5.700%, 10/15/2040	3,242	3,778
5.250%, 08/15/2043	670	742
4.625%, 05/15/2044	780	786
Cigna
5.875%, 03/15/2041	65	81
City of Hope
5.623%, 11/15/2043	850	986
Cleveland Clinic Foundation
4.858%, 01/01/2114	3,656	3,568
Gilead Sciences
4.800%, 04/01/2044	4,470	4,775
4.500%, 02/01/2045	10,950	11,189

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
GlaxoSmithKline Capital
6.375%, 05/15/2038	$9,584	$12,456
Hartford HealthCare
5.746%, 04/01/2044	2,480	2,795
Humana
8.150%, 06/15/2038	1,510	2,134
4.625%, 12/01/2042	55	55
Johnson & Johnson
5.950%, 08/15/2037	4,285	5,666
4.500%, 12/05/2043	2,000	2,216
4.375%, 12/05/2033	8,300	9,239
McKesson
4.883%, 03/15/2044	1,550	1,640
Mead Johnson Nutrition
5.900%, 11/01/2039	620	723
Medtronic
4.625%, 03/15/2044	7,416	7,775
4.625%, 03/15/2045 (A)	19,210	20,032
4.375%, 03/15/2035 (A)	13,665	14,009
3.625%, 03/15/2024	1,200	1,261
Memorial Sloan-Kettering Cancer Center
5.000%, 07/01/2042	1,000	1,105
4.200%, 07/01/2055	600	572
Merck
4.150%, 05/18/2043	3,050	3,042
3.700%, 02/10/2045	13,750	12,773
3.600%, 09/15/2042	850	803
2.750%, 02/10/2025	7,515	7,323
Merck Sharp & Dohme MTN
5.760%, 05/03/2037	1,276	1,593
North Shore-Long Island Jewish Health Care
6.150%, 11/01/2043	630	763
4.800%, 11/01/2042	2,400	2,333
Novartis Capital
4.400%, 05/06/2044	6,745	7,221
NYU Hospitals Center
4.428%, 07/01/2042	2,650	2,618
Pfizer
7.200%, 03/15/2039	2,965	4,206
4.400%, 05/15/2044	2,125	2,175
4.300%, 06/15/2043	5,420	5,441
Pharmacia
6.600%, 12/01/2028	615	824
Providence Health & Services Obligated Group
4.379%, 10/01/2023	2,400	2,611
Roche Holdings
4.000%, 11/28/2044 (A)	4,840	4,865
Shands Teaching Hospital and Clinics
4.741%, 12/01/2042	1,750	1,809

210	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Southern Baptist Hospital of Florida
4.857%, 07/15/2045	$1,370	$1,400
St. Barnabas
4.000%, 07/01/2028	2,240	2,173
St. Jude Medical
4.750%, 04/15/2043	1,000	1,048
Stryker
4.375%, 05/15/2044	1,220	1,225
4.100%, 04/01/2043	785	750
Sutter Health
2.286%, 08/15/2053	2,000	1,959
Trinity Health
4.125%, 12/01/2045	2,524	2,438
UnitedHealth Group
6.875%, 02/15/2038	1,411	1,933
6.625%, 11/15/2037	4,480	6,020
6.500%, 06/15/2037	4,820	6,438
5.950%, 02/15/2041	95	121
5.800%, 03/15/2036	325	400
5.700%, 10/15/2040	1,065	1,316
4.375%, 03/15/2042	30	30
3.950%, 10/15/2042	2,100	2,040
Wyeth
5.950%, 04/01/2037	4,425	5,440
Wyeth LLC
6.500%, 02/01/2034	3,590	4,687
Zimmer Holdings
4.450%, 08/15/2045	2,285	2,205
4.250%, 08/15/2035	1,145	1,114
Zoetis
4.700%, 02/01/2043	25	25

		309,376

Industrials — 6.4%
3M MTN
3.875%, 06/15/2044	4,610	4,599
Air Canada, Pass-Through Trust, Ser 2013-1, Cl A
4.125%, 05/15/2025 (A)	501	523
Air Canada, Ser 2015-1, Class A Pass-Through Trust
3.600%, 03/15/2027 (A)	5,500	5,535
American Airlines, Pass-Through Trust, Ser 2013-2, Cl A
4.950%, 01/15/2023	1,763	1,894
American Airlines, Pass-Through Trust, Ser 2014-1, Cl A
3.700%, 10/01/2026	2,133	2,173
BAE Systems Holdings
5.200%, 08/15/2015 (A)	15	15
4.750%, 10/07/2044 (A)	3,098	3,189

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Boeing
6.875%, 03/15/2039	$660	$949
6.625%, 02/15/2038	870	1,205
3.300%, 03/01/2035	6,000	5,701
Burlington Northern Santa Fe LLC
7.290%, 06/01/2036	1,333	1,800
5.050%, 03/01/2041	340	373
4.950%, 09/15/2041	140	153
4.900%, 04/01/2044	9,320	10,125
4.550%, 09/01/2044	600	611
4.450%, 03/15/2043	1,250	1,275
4.400%, 03/15/2042	3,825	3,881
Canadian National Railway
6.200%, 06/01/2036	5,665	7,454
4.500%, 11/07/2043	3,800	4,113
Caterpillar
5.200%, 05/27/2041	640	741
4.750%, 05/15/2064	4,220	4,379
3.803%, 08/15/2042	7,145	6,769
CSX
4.750%, 05/30/2042	4,080	4,331
4.500%, 08/01/2054	900	902
Cummins
4.875%, 10/01/2043	1,365	1,537
Deere
3.900%, 06/09/2042	11,415	11,069
Eaton
4.000%, 11/02/2032	2,780	2,788
Federal Express
7.600%, 07/01/2097	1,403	1,913
FedEx
4.100%, 04/15/2043	790	752
3.875%, 08/01/2042	1,641	1,475
General Electric
4.500%, 03/11/2044	7,135	7,594
4.125%, 10/09/2042	3,770	3,775
2.700%, 10/09/2022	1,010	1,011
Honeywell International
5.700%, 03/15/2037	300	371
5.375%, 03/01/2041	4,645	5,660
Koninklijke Philips
6.875%, 03/11/2038	80	101
Lockheed Martin
4.850%, 09/15/2041	1,885	2,044
4.070%, 12/15/2042	3,000	2,943
3.800%, 03/01/2045	2,200	2,045
3.600%, 03/01/2035	6,795	6,474
Norfolk Southern
6.000%, 03/15/2105	440	530
6.000%, 05/23/2111	345	418
Parker-Hannifin MTN
4.450%, 11/21/2044	1,255	1,325
4.200%, 11/21/2034	4,795	4,989

SEI Institutional Investments Trust / Annual Report / May 31, 2015	211

SCHEDULE OF INVESTMENTS

Long Duration Credit Fund(1) (Continued)

May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Raytheon
7.200%, 08/15/2027	$400	$542
4.700%, 12/15/2041	560	605
4.200%, 12/15/2044	3,610	3,667
Republic Services
5.700%, 05/15/2041	2,100	2,488
Rockwell Collins
3.700%, 12/15/2023	820	865
Siemens Financieringsmaatschappij
6.125%, 08/17/2026 (A)	100	125
4.400%, 05/27/2045 (A)	7,200	7,399
Stanley Black & Decker
5.200%, 09/01/2040	280	317
Union Pacific
4.850%, 06/15/2044	5,528	6,222
4.821%, 02/01/2044	4,909	5,473
4.750%, 09/15/2041	135	149
4.750%, 12/15/2043	4,415	4,870
3.875%, 02/01/2055	730	669
3.250%, 01/15/2025	5,050	5,197
United Airlines, Pass-Through Trust, Ser 2014-2, Cl A
3.750%, 09/03/2026	2,724	2,785
United Parcel Service
6.200%, 01/15/2038	3,842	4,959
3.625%, 10/01/2042	4,985	4,735
United Technologies
5.700%, 04/15/2040	7,615	9,251
4.500%, 06/01/2042	23,775	24,719
4.150%, 05/15/2045	4,085	4,025
US Airways, Pass-Through Trust, Ser 2012-1, Cl A
5.900%, 10/01/2024	2,155	2,436

		223,002

Information Technology — 5.4%
Alibaba Group Holding
3.600%, 11/28/2024 (A)	1,700	1,678
Apple
4.450%, 05/06/2044	4,380	4,542
4.375%, 05/13/2045	22,900	23,201
3.850%, 05/04/2043	4,275	4,016
3.450%, 02/09/2045	9,220	8,043
Applied Materials
5.850%, 06/15/2041	90	105
Broadcom MTN
4.500%, 08/01/2034	5,950	5,982
Cisco Systems
5.900%, 02/15/2039	6,439	7,877
5.500%, 01/15/2040	7,315	8,558
Corning
5.750%, 08/15/2040	345	411
4.700%, 03/15/2037	2,000	2,064

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Intel
4.800%, 10/01/2041	$13,135	$13,914
4.000%, 12/15/2032	550	556
International Business Machines
4.000%, 06/20/2042	1,000	928
3.625%, 02/12/2024	4,400	4,557
Intuit
5.750%, 03/15/2017	25	27
Microsoft
5.300%, 02/08/2041	515	604
4.875%, 12/15/2043	1,470	1,633
4.000%, 02/12/2055	6,959	6,358
3.750%, 02/12/2045	12,495	11,503
3.500%, 02/12/2035	6,790	6,342
3.500%, 11/15/2042	670	601
Motorola Solutions
7.500%, 05/15/2025	1,420	1,744
Oracle
6.500%, 04/15/2038	7,067	9,133
6.125%, 07/08/2039	3,655	4,547
5.375%, 07/15/2040	6,362	7,250
4.500%, 07/08/2044	1,450	1,481
4.375%, 05/15/2055	7,160	6,909
4.300%, 07/08/2034	16,725	17,099
4.125%, 05/15/2045	9,060	8,770
2.950%, 05/15/2025	5,775	5,669
QUALCOMM
4.800%, 05/20/2045	5,285	5,271
4.650%, 05/20/2035	4,200	4,186
Seagate HDD Cayman
5.750%, 12/01/2034 (A)	2,185	2,245

		187,804

Materials — 1.9%
Air Products & Chemicals
3.350%, 07/31/2024	1,505	1,543
Albemarle
5.450%, 12/01/2044	1,449	1,493
Barrick North America Finance LLC
7.500%, 09/15/2038	15	17
5.750%, 05/01/2043	2,195	2,214
5.700%, 05/30/2041	1,000	975
BHP Billiton Finance USA
5.000%, 09/30/2043	10,615	11,484
Dow Chemical
5.250%, 11/15/2041	755	792
4.625%, 10/01/2044	825	799
4.250%, 10/01/2034	2,870	2,808
E.I. du Pont de Nemours
4.150%, 02/15/2043	1,930	1,920
Ecolab
5.500%, 12/08/2041	460	531

212	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Freeport-McMoRan
5.450%, 03/15/2043	$1,385	$1,207
Georgia-Pacific LLC
8.875%, 05/15/2031	3,255	4,817
7.250%, 06/01/2028	330	431
Glencore Finance Canada
6.000%, 11/15/2041 (A)	2,878	3,079
International Paper
8.700%, 06/15/2038	1,000	1,381
5.150%, 05/15/2046	2,315	2,363
5.000%, 09/15/2035	440	442
LYB International Finance
5.250%, 07/15/2043	1,525	1,626
LyondellBasell Industries
4.625%, 02/26/2055	1,645	1,502
Monsanto
4.700%, 07/15/2064	1,935	1,746
4.400%, 07/15/2044	1,245	1,188
4.200%, 07/15/2034	3,735	3,594
Newcrest Finance
5.750%, 11/15/2041 (A)	1,150	1,033
Newmont Mining
6.250%, 10/01/2039	6,150	6,308
5.875%, 04/01/2035	100	101
Nucor
6.400%, 12/01/2037	40	49
Praxair
3.550%, 11/07/2042	1,135	1,030
Rio Tinto Alcan
7.250%, 03/15/2031	1,790	2,290
Rio Tinto Finance USA
9.000%, 05/01/2019	150	189
5.200%, 11/02/2040	20	22
4.750%, 03/22/2042	120	123
4.125%, 08/21/2042	3,300	3,113
3.500%, 11/02/2020	20	21
Southern Copper
7.500%, 07/27/2035	790	899
Teck Resources
6.000%, 08/15/2040	50	43
3.750%, 02/01/2023	195	176
Union Carbide
7.750%, 10/01/2096	25	32
Vale Overseas
8.250%, 01/17/2034	1,570	1,760
6.875%, 11/21/2036	225	221
6.875%, 11/10/2039	55	55

		65,417

Telecommunication Services — 3.5%
America Movil
6.375%, 03/01/2035	50	61
6.125%, 11/15/2037	50	60
6.125%, 03/30/2040	2,495	2,999
4.375%, 07/16/2042	3,480	3,372

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
AT&T
8.000%, 11/15/2031	$2,625	$3,663
6.300%, 01/15/2038	2,080	2,371
5.600%, 05/15/2018	40	44
5.550%, 08/15/2041	4,485	4,750
5.350%, 09/01/2040	4,145	4,251
4.800%, 06/15/2044	5,640	5,371
4.750%, 05/15/2046	4,285	4,080
4.500%, 05/15/2035	8,025	7,608
4.350%, 06/15/2045	3,639	3,244
3.000%, 02/15/2022	20	20
3.000%, 06/30/2022	4,285	4,219
Bellsouth Capital Funding
7.875%, 02/15/2030	2,855	3,639
Centel Capital
9.000%, 10/15/2019	25	30
Deutsche Telekom International Finance
9.250%, 06/01/2032	2,536	4,006
8.750%, 06/15/2030	990	1,461
GTE
8.750%, 11/01/2021	100	130
Koninklijke
8.375%, 10/01/2030	130	184
Rogers Communications
5.450%, 10/01/2043	5,200	5,779
SES Global Americas Holdings
5.300%, 03/25/2044 (A)	6,621	7,010
Telefonaktiebolaget LM Ericsson
4.125%, 05/15/2022	4,523	4,828
Verizon Communications
7.350%, 04/01/2039	2,120	2,775
6.550%, 09/15/2043	515	626
6.400%, 09/15/2033	899	1,057
6.000%, 04/01/2041	1,420	1,621
5.050%, 03/15/2034	855	888
5.012%, 08/21/2054	8,271	7,864
4.862%, 08/21/2046	3,755	3,624
4.750%, 11/01/2041	1,685	1,649
4.672%, 03/15/2055 (A)	13,991	12,589
4.522%, 09/15/2048 (A)	6,172	5,638
4.400%, 11/01/2034	4,030	3,879
Vodafone Group
7.875%, 02/15/2030	1,035	1,324
6.150%, 02/27/2037	130	147
4.375%, 02/19/2043	5,255	4,611

		121,472

Utilities — 14.3%
AGL Capital
6.375%, 07/15/2016	100	106
4.400%, 06/01/2043	665	689
3.500%, 09/15/2021	68	72

SEI Institutional Investments Trust / Annual Report / May 31, 2015	213

SCHEDULE OF INVESTMENTS

Long Duration Credit Fund(1) (Continued)

May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Alabama Power
5.200%, 06/01/2041	$155	$184
5.125%, 02/15/2019	195	217
4.150%, 08/15/2044	135	137
Appalachian Power
6.700%, 08/15/2037	50	66
5.800%, 10/01/2035	125	151
4.600%, 03/30/2021	70	77
Arizona Public Service
8.750%, 03/01/2019	455	565
5.050%, 09/01/2041	50	58
4.500%, 04/01/2042	12	13
Baltimore Gas & Electric
6.350%, 10/01/2036	125	161
5.200%, 06/15/2033	1,620	1,897
Berkshire Hathaway Energy
6.125%, 04/01/2036	4,401	5,336
5.950%, 05/15/2037	245	297
5.150%, 11/15/2043	470	528
Boston Gas
4.487%, 02/15/2042 (A)	1,325	1,399
CenterPoint Energy Houston Electric LLC
4.500%, 04/01/2044	7,917	8,449
3.550%, 08/01/2042	500	465
CenterPoint Energy Resources
6.250%, 02/01/2037	1,095	1,322
4.500%, 01/15/2021	40	44
Cleco Power
6.000%, 12/01/2040	1,150	1,337
Commonwealth Edison
4.700%, 01/15/2044	2,200	2,420
3.700%, 03/01/2045	11,840	11,252
Connecticut Light & Power
4.150%, 06/01/2045	4,500	4,580
Consolidated Edison of New York
6.750%, 04/01/2038	1,915	2,625
6.200%, 06/15/2036	65	82
5.850%, 04/01/2018	180	202
5.700%, 06/15/2040	40	49
5.500%, 12/01/2039	75	89
4.625%, 12/01/2054	1,075	1,104
4.450%, 03/15/2044	650	676
3.950%, 03/01/2043	5,840	5,596
Consumers Energy
4.350%, 08/31/2064	4,500	4,476
Dominion Resources
5.250%, 08/01/2033	20	22
4.900%, 08/01/2041	2,885	3,059
4.050%, 09/15/2042	450	425
DTE Electric
3.950%, 06/15/2042	80	80

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
3.900%, 06/01/2021	$30	$32
3.700%, 03/15/2045	7,835	7,432
Duke Energy
3.950%, 10/15/2023	1,685	1,791
3.550%, 09/15/2021	17	18
3.050%, 08/15/2022	3,380	3,420
2.150%, 11/15/2016	25	25
Duke Energy Carolinas LLC
6.450%, 10/15/2032	110	141
6.100%, 06/01/2037	2,010	2,539
6.050%, 04/15/2038	1,475	1,923
5.300%, 02/15/2040	5,760	6,820
4.250%, 12/15/2041	2,000	2,065
4.000%, 09/30/2042	15,185	15,044
3.900%, 06/15/2021	50	54
3.750%, 06/01/2045	500	478
Duke Energy Florida
6.400%, 06/15/2038	3,215	4,260
Duke Energy Indiana
6.450%, 04/01/2039	4,275	5,670
6.350%, 08/15/2038	3,365	4,463
4.900%, 07/15/2043	435	489
Duke Energy Progress
4.375%, 03/30/2044	2,270	2,399
4.150%, 12/01/2044	1,250	1,274
4.100%, 05/15/2042	530	536
Duquesne Light Holdings
6.250%, 08/15/2035	2,500	2,854
El Paso Electric
5.000%, 12/01/2044	350	359
Electricite de France
6.000%, 01/22/2114 (A)	9,993	11,207
5.250%, 12/29/2049 (A) (C)	720	748
Elm Road Generating Station Supercritical
5.848%, 01/19/2041 (A)	1,000	1,164
Entergy Louisiana
4.440%, 01/15/2026	1,510	1,661
Exelon Generation LLC
6.250%, 10/01/2039	4,340	5,065
5.600%, 06/15/2042	1,220	1,329
5.200%, 10/01/2019	100	111
FirstEnergy Transmission LLC
5.450%, 07/15/2044 (A)	1,000	1,081
Florida Power & Light
5.960%, 04/01/2039	2,570	3,368
5.690%, 03/01/2040	6,568	8,339
5.650%, 02/01/2037	1,000	1,258
4.050%, 06/01/2042	10,960	11,055
4.050%, 10/01/2044	3,215	3,233
3.800%, 12/15/2042	5,320	5,086
Georgia Power
5.650%, 03/01/2037	105	125
5.400%, 06/01/2040	11,470	13,437

214	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
4.300%, 03/15/2042	$10,530	$10,502
4.300%, 03/15/2043	2,945	2,918
Gulf Power
4.550%, 10/01/2044	1,500	1,585
Indianapolis Power & Light
4.650%, 06/01/2043 (A)	4,250	4,590
International Transmission
4.625%, 08/15/2043 (A)	1,975	2,147
Jersey Central Power & Light
6.150%, 06/01/2037	275	327
John Sevier Combined Cycle Generation
4.626%, 01/15/2042	3,104	3,442
Kansas Gas & Electric
4.300%, 07/15/2044 (A)	3,275	3,428
Kentucky Utilities
5.125%, 11/01/2040	2,715	3,223
KeySpan Gas East
5.819%, 04/01/2041 (A)	4,951	6,147
Louisville Gas & Electric
4.650%, 11/15/2043	3,590	4,001
MidAmerican Energy
4.800%, 09/15/2043	6,390	7,197
4.400%, 10/15/2044	7,655	8,039
Monongahela Power
5.400%, 12/15/2043 (A)	2,930	3,365
Narragansett Electric
4.170%, 12/10/2042 (A)	1,000	1,002
Nevada Power
6.650%, 04/01/2036	100	133
Niagara Mohawk Power
4.278%, 10/01/2034 (A)	5,244	5,410
4.119%, 11/28/2042 (A)	2,000	1,990
NiSource Finance
5.950%, 06/15/2041	220	269
5.800%, 02/01/2042	900	1,088
Northern States Power
6.250%, 06/01/2036	1,176	1,570
6.200%, 07/01/2037	3,130	4,135
4.850%, 08/15/2040	3,400	3,899
2.600%, 05/15/2023	1,760	1,748
Oglethorpe Power
5.375%, 11/01/2040	2,895	3,351
5.250%, 09/01/2050	1,205	1,364
4.200%, 12/01/2042	3,960	3,878
Ohio Edison
8.250%, 10/15/2038	395	599
Oklahoma Gas & Electric
4.550%, 03/15/2044	1,395	1,502
Oncor Electric Delivery
7.500%, 09/01/2038	200	292
7.000%, 09/01/2022	85	107
6.800%, 09/01/2018	35	41
5.300%, 06/01/2042	4,519	5,336

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
5.250%, 09/30/2040	$1,650	$1,917
4.550%, 12/01/2041	4,700	5,000
Oncor Electric Delivery LLC
3.750%, 04/01/2045 (A)	1,825	1,714
One Gas
4.658%, 02/01/2044	1,420	1,564
Pacific Gas & Electric
6.250%, 03/01/2039	4,640	5,915
6.050%, 03/01/2034	8,974	11,171
5.800%, 03/01/2037	1,205	1,453
5.125%, 11/15/2043	370	421
4.600%, 06/15/2043	9,020	9,715
4.450%, 04/15/2042	5,495	5,610
4.300%, 03/15/2045	2,235	2,259
3.250%, 09/15/2021	18	19
PacifiCorp
6.250%, 10/15/2037	2,875	3,746
6.000%, 01/15/2039	5,175	6,547
4.100%, 02/01/2042	2,725	2,757
PECO Energy
4.800%, 10/15/2043	1,505	1,724
Pennsylvania Electric
6.150%, 10/01/2038	3,600	4,306
6.050%, 09/01/2017	50	55
Piedmont Natural Gas
4.650%, 08/01/2043	830	943
Potomac Electric Power
4.950%, 11/15/2043	950	1,075
PPL Electric Utilities
5.200%, 07/15/2041	1,100	1,278
4.750%, 07/15/2043	3,600	4,032
Progress Energy
4.400%, 01/15/2021	25	27
PSEG Power LLC
8.625%, 04/15/2031	4,493	6,450
5.125%, 04/15/2020	50	56
4.300%, 11/15/2023	2,155	2,278
4.150%, 09/15/2021	127	135
Public Service Electric & Gas MTN
4.050%, 05/01/2045	1,800	1,814
4.000%, 06/01/2044	695	706
3.750%, 03/15/2024	2,150	2,299
3.650%, 09/01/2042	2,015	1,893
Public Service of Colorado
6.250%, 09/01/2037	2,070	2,823
4.300%, 03/15/2044	1,250	1,314
3.950%, 03/15/2043	6,185	6,279
2.900%, 05/15/2025	5,010	5,013
Public Service of Oklahoma
4.400%, 02/01/2021	27	30
Puget Sound Energy
5.795%, 03/15/2040	130	165
4.300%, 05/20/2045	1,400	1,423

SEI Institutional Investments Trust / Annual Report / May 31, 2015	215

SCHEDULE OF INVESTMENTS

Long Duration Credit Fund(1) (Continued)

May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
San Diego Gas & Electric
6.000%, 06/01/2026	$625	$793
Saudi Electricity Global Sukuk 2
5.060%, 04/08/2043(A)	2,720	2,768
Saudi Electricity Global Sukuk 3
5.500%, 04/08/2044 (A)	495	535
Sempra Energy
9.800%, 02/15/2019	50	64
6.000%, 10/15/2039	3,390	4,204
South Carolina Electric & Gas
5.450%, 02/01/2041	605	719
5.100%, 06/01/2065	6,175	6,456
Southern California Edison
6.000%, 01/15/2034	175	222
5.950%, 02/01/2038	510	643
5.500%, 03/15/2040	70	86
4.650%, 10/01/2043	17,240	18,755
4.050%, 03/15/2042	7,405	7,421
Southern California Gas
4.450%, 03/15/2044	2,000	2,153
3.750%, 09/15/2042	3,690	3,590
Southwestern Electric Power
6.200%, 03/15/2040	1,204	1,536
Southwestern Public Service
8.750%, 12/01/2018	40	49
4.500%, 08/15/2041	11,705	12,548
Tampa Electric
4.350%, 05/15/2044	1,225	1,273
Texas-New Mexico Power
6.950%, 04/01/2043 (A)	2,000	2,916
Union Electric
8.450%, 03/15/2039	2,780	4,671
Virginia Electric & Power
6.350%, 11/30/2037	630	851
4.650%, 08/15/2043	2,530	2,759
4.450%, 02/15/2044	5,470	5,763
4.200%, 05/15/2045	1,750	1,766
3.450%, 02/15/2024	4,715	4,927
Wisconsin Electric Power
4.250%, 06/01/2044	850	888
3.650%, 12/15/2042	3,930	3,804
2.950%, 09/15/2021	3	3
Wisconsin Power & Light
4.100%, 10/15/2044	1,500	1,521
Wisconsin Public Service
4.752%, 11/01/2044	3,615	4,106
Xcel Energy
4.800%, 09/15/2041	215	233

		495,234

Total Corporate Obligations (Cost $3,007,344) ($ Thousands)		3,007,264

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS — 8.2%
American Municipal Power, RB
6.053%, 02/15/2043	$2,200	$2,669
Arizona, Health Facilities Authority, Ser B, RB Callable 01/01/2017 @ 100
0.994%, 01/01/2037 (C)	800	712
Bay Area, Toll Authority, Build America Project, RB
6.263%, 04/01/2049	5,845	7,971
City of Houston, Ser A, GO
6.290%, 03/01/2032	2,550	3,167
City of Houston, Utility System Revenue, Ser B, RB
3.828%, 05/15/2028	1,600	1,683
City of New York, Build America Project, GO
5.985%, 12/01/2036	1,175	1,461
5.206%, 10/01/2031	750	858
Commonwealth of Massachusetts, Ser D, GO
4.500%, 08/01/2031	330	358
Commonwealth of Massachusetts, Ser E, GO
5.456%, 12/01/2039	5,085	6,281
Grand Parkway Transportation, Sub-Ser E, RB
5.184%, 10/01/2042	1,350	1,621
Illinois State, GO
5.100%, 06/01/2033	9,585	9,099
Indianapolis, Local Public Improvement Bond Bank, Build America Project, Ser B, RB
6.116%, 01/15/2040	2,755	3,530
Los Angeles, Department of Water & Power
5.716%, 07/01/2039	1,510	1,851
Los Angeles, Community College District, Ser D, GO
6.680%, 08/01/2036	500	657
Los Angeles, Department of Water & Power, Build America Project, RB
6.574%, 07/01/2045	4,530	6,307
Los Angeles, Department of Water & Power, Ser C, RB
5.516%, 07/01/2027	955	1,119
Los Angeles, Unified School District, Build America Project, GO
6.758%, 07/01/2034	11,000	14,774

216	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Metropolitan Water Reclamation District of Greater Chicago, Build America Project, GO
5.720%, 12/01/2038	$2,040	$2,452
Michigan State University, Build America Project, RB Callable 02/15/2030 @ 100
6.173%, 02/15/2050	850	1,029
Municipal Electric Authority of Georgia, Build America Project, RB
7.055%, 04/01/2057	2,235	2,558
6.637%, 04/01/2057	3,909	4,927
New Jersey State, Turnpike Authority, Build America Project, RB
7.414%, 01/01/2040	2,895	4,214
7.102%, 01/01/2041	9,770	13,690
New York City, Transitional Finance Authority Future Tax Secured Revenue, RB
5.508%, 08/01/2037	1,890	2,315
New York City, Municipal Water Finance Authority, Build America Project, RB
6.011%, 06/15/2042	750	989
5.882%, 06/15/2044	500	654
5.724%, 06/15/2042	3,720	4,744
5.440%, 06/15/2043	5,000	6,156
New York City, Transitional Finance Authority, Build America Project, RB
5.572%, 11/01/2038	900	1,101
New York State, Urban Development, Build America Project, RB
5.770%, 03/15/2039	6,305	7,676
Ohio State, Water Development Authority, RB
4.879%, 12/01/2034	1,795	2,043
Port Authority of New York & New Jersey, RB
4.926%, 10/01/2051	245	278
4.458%, 10/01/2062	11,725	12,109
San Antonio, Electric and Gas Revenue, RB
5.808%, 02/01/2041	5,500	6,923
San Diego County, Water Authority, Build America Project, RB
6.138%, 05/01/2049	1,000	1,310

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Santa Clara Valley, Transportation Authority, Build America Project, RB
5.876%, 04/01/2032	$3,605	$4,405
State of California, Build America Project, GO
7.625%, 03/01/2040	7,200	10,853
7.550%, 04/01/2039	18,155	27,374
7.500%, 04/01/2034	13,085	18,840
7.300%, 10/01/2039	15,850	22,878
State of Connecticut, Ser A, GO
5.850%, 03/15/2032	2,210	2,715
State of Illinois, Build America Project, GO
7.100%, 07/01/2035	1,000	1,035
State of Texas, Build America Project, GO
5.517%, 04/01/2039	5,000	6,383
State of Texas, Build America Project, Ser A, GO
4.631%, 04/01/2033	1,500	1,676
State of Texas, Transportation Communication Authority, Build America Project, Ser B, RB
5.178%, 04/01/2030	4,025	4,743
Texas, Transportation Commission State Highway Fund, Ser B, RB
5.028%, 04/01/2026	6,600	7,675
University of California, Build America Project, RB
5.770%, 05/15/2043	5,950	7,424
University of California, Ser AD, RB
4.858%, 05/15/2112	6,337	6,027
University of California, Ser AP, RB
3.931%, 05/15/2045	950	927
University of California, Ser AQ, RB
4.767%, 05/15/2115	4,529	4,277
University of California, Ser J, RB
4.131%, 05/15/2045	6,000	5,817
University of Texas Permanent University Fund, Build America Project, RB
5.262%, 07/01/2039	4,540	5,575
University of Texas, Build America Project, Ser B, RB Callable 08/15/2019 @ 100
6.276%, 08/15/2041	60	68

SEI Institutional Investments Trust / Annual Report / May 31, 2015	217

SCHEDULE OF INVESTMENTS

Long Duration Credit Fund(1) (Continued)

May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Virginia Commonwealth University, Health System Authority, Ser A, RB
4.956%, 01/01/2044	$475	$538
Washington State, Build America Project, Ser F, RB
5.140%, 08/01/2040	4,495	5,343

Total Municipal Bonds (Cost $291,141) ($ Thousands)		283,859

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.7%
FHLB
0.065%, 06/19/2015 (B)	4,365	4,365
0.060%, 06/03/2015 to 06/05/2015 (B)	13,520	13,520
FNMA
3.000%, 10/18/2032	1,040	980
Tennessee Valley Authority
5.880%, 04/01/2036	1,200	1,603
5.375%, 04/01/2056	2,160	2,730

Total U.S. Government Agency Obligations (Cost $23,332) ($ Thousands)		23,198

SOVEREIGN DEBT — 0.2%
Andina de Fomento
4.375%, 06/15/2022	970	1,063
Asian Development Bank
5.820%, 06/16/2028	3,500	4,607
International Bank for Reconstruction & Development MTN
3.726%, 10/31/2030 (B) (E)	2,605	1,560

Total Sovereign Debt (Cost $7,319) ($ Thousands)		7,230

ASSET-BACKED SECURITY — 0.0%

Other Asset-Backed Securities — 0.0%
321 Henderson Receivables LLC, Ser 2013-3A, Cl A
4.080%, 01/17/2073 (A)	525	553

Total Asset-Backed Security (Cost $525) ($ Thousands)		553

U.S. TREASURY OBLIGATIONS — 1.6%
U.S. Treasury Bonds
3.000%, 11/15/2044 (D)	2,351	2,416
2.500%, 02/15/2045	34,210	31,714
U.S. Treasury Inflation-Protected Securities
1.375%, 02/15/2044	608	677
0.750%, 02/15/2045	1,504	1,439

Description	Face Amount ($ Thousands)/Shares	Market Value ($ Thousands)
U.S. Treasury Notes
2.125%, 05/15/2025	$17,785	$17,838
0.750%, 04/15/2018	1,630	1,623

Total U.S. Treasury Obligations (Cost $55,027) ($ Thousands)		55,707

CASH EQUIVALENT — 1.5%
SEI Daily Income Trust, Prime Obligation Fund, Cl A
0.010%*†	50,311,891	50,312

Total Cash Equivalent (Cost $50,312) ($ Thousands)		50,312

Total Investments — 99.0% (Cost $3,435,000) ($ Thousands)		$3,428,123

A list of the open futures contracts held by the Fund at May 31, 2015, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
U.S. 10-Year Treasury Note	(70)	Sep-2015	$(74)
U.S. 10-Year Treasury Note	48	Sep-2015	28
U.S. 2-Year Treasury Note	(1,709)	Sep-2015	(448)
U.S. 5-Year Treasury Note	1,649	Sep-2015	1,065
U.S. 5-Year Treasury Note	(246)	Sep-2015	(110)
U.S. Long Treasury Bond	(84)	Sep-2015	(283)
U.S. Ultra Long Treasury Bond	(96)	Sep-2015	(81)
U.S. Ultra Long Treasury Bond	86	Sep-2015	128

			$225

For the year ended May 31, 2015, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $3,465,228 ($ Thousands).

*	The rate reported is the 7-day effective yield as of May 31, 2015.

†	Investment in Affiliated Security (see Note 6).

‡	Real Estate Investment Trust.

(1)	Effective April 13, 2015, the Long Duration Corporate Bond Fund was renamed the Long Duration Credit Fund.

(A)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(B)	The rate reported is the effective yield at time of purchase.

(C)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of May 31, 2015.

(D)	Security, or portion thereof, has been pledged as collateral on open future contracts.

(E)	This security is a Supra-National Organization.

Cl — Class

FHLB — Federal Home Loan Bank

FNMA — Federal National Mortgage Association

GO — General Obligation

LLC — Limited Liability Company

MTN — Medium Term Note

RB — Revenue Bond

Ser — Series

218	SEI Institutional Investments Trust / Annual Report / May 31, 2015

The following is a list of the level of inputs used as of May 31, 2015, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Obligations	$—	$3,007,264	$—	$3,007,264
Municipal Bonds	—	283,859	—	283,859
U.S. Government Agency Obligations	—	23,198	—	23,198
Sovereign Debt	—	7,230	—	7,230
Asset-Backed Security	—	553	—	553
U.S. Treasury Obligations	—	55,707	—	55,707
Cash Equivalent	50,312	—	—	50,312

Total Investments in Securities	$50,312	$3,377,811	$—	$3,428,123

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Appreciation	$1,221	$—	$—	$1,221
Unrealized Depreciation	(996)	—	—	(996)

Total Other Financial Instruments	$225	$—	$—	$225

*	Futures are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended May 31, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2015, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2015	219

SCHEDULE OF INVESTMENTS

Ultra Short Duration Bond Fund

May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS — 48.1%

Consumer Discretionary — 1.9%
AutoZone
1.300%, 01/13/2017	$1,250	$1,252
CVS Health
1.200%, 12/05/2016	825	830
General Motors Financial
2.400%, 04/10/2018	1,600	1,600
Hyundai Capital America
2.000%, 03/19/2018 (A)	560	564
1.625%, 10/02/2015 (A)	870	872
NBCUniversal Enterprise
0.960%, 04/15/2018 (A) (B)	1,400	1,409
0.812%, 04/15/2016 (A) (B)	2,765	2,774
Time Warner Cable
5.850%, 05/01/2017	950	1,020
TRW Automotive
7.250%, 03/15/2017 (A)	940	1,038
Whirlpool
1.350%, 03/01/2017	1,055	1,057

		12,416

Consumer Staples — 1.0%
BAT International Finance
1.400%, 06/05/2015 (A)	615	615
Heineken
0.800%, 10/01/2015 (A)	390	390
JM Smucker
1.750%, 03/15/2018 (A)	380	381
Mondelez International
0.798%, 02/01/2019 (B)	1,500	1,485
President and Fellows of Harvard College
6.300%, 10/01/2037	600	629
Reynolds American
1.050%, 10/30/2015	310	310

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

SABMiller Holdings
0.968%, 08/01/2018 (A) (B)	$750	$752
Sysco
1.450%, 10/02/2017	285	286
Walgreens Boots Alliance
1.750%, 11/17/2017	1,650	1,662

		6,510

Energy — 3.4%
BP Capital Markets
1.674%, 02/13/2018	3,865	3,898
0.789%, 05/10/2018 (B)	1,500	1,500
0.702%, 02/13/2018 (B)	1,000	998
Chevron
1.365%, 03/02/2018	3,920	3,931
CNOOC Nexen Finance
1.625%, 04/30/2017	1,100	1,097
ConocoPhillips
1.500%, 05/15/2018	790	791
Devon Energy
0.811%, 12/15/2016 (B)	1,450	1,434
Enbridge
0.712%, 06/02/2017 (B)	1,575	1,556
Hess
1.300%, 06/15/2017	810	805
Kinder Morgan
2.000%, 12/01/2017	785	787
Petrobras Global Finance BV
2.631%, 03/17/2017 (B)	2,200	2,151
Schlumberger Norge
1.250%, 08/01/2017 (A)	205	205
TransCanada PipeLines
1.066%, 01/12/2018 (B)	2,600	2,606

		21,759

Financials — 30.5%
Abbey National Treasury Services
0.780%, 03/13/2017 (B)	4,485	4,488
0.683%, 09/29/2017 (B)	1,500	1,495
ABN AMRO Bank
4.250%, 02/02/2017 (A)	705	738
1.079%, 10/28/2016 (A) (B)	850	855
0.674%, 06/06/2016 (A) (B)	1,950	1,948
American Express Credit
1.125%, 06/05/2017	2,250	2,245
0.789%, 07/29/2016 (B)	2,480	2,486
American Honda Finance
1.500%, 03/13/2018	1,600	1,607
0.657%, 05/26/2016 (A) (B)	750	752
Australia & New Zealand Banking Group
0.834%, 05/15/2018 (B)	625	628
Banco Santander Chile
1.176%, 04/11/2017 (A) (B)	1,200	1,197

220	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Bank of America
5.650%, 05/01/2018	$305	$336
5.300%, 03/15/2017	900	958
2.000%, 01/11/2018	545	549
1.700%, 08/25/2017	1,100	1,104
1.500%, 10/09/2015	554	555
1.315%, 01/15/2019 (B)	1,000	1,012
0.892%, 08/25/2017 (B)	2,790	2,790
Bank of Montreal MTN
1.400%, 04/10/2018	925	926
0.874%, 04/09/2018 (B)	1,000	1,006
0.527%, 07/14/2017 (B)	750	750
Bank of New York Mellon MTN
0.747%, 09/11/2019 (B)	2,000	1,990
0.704%, 03/06/2018 (B)	700	701
Bank of Nova Scotia
1.300%, 07/21/2017	1,150	1,154
Bank of Tokyo-Mitsubishi UFJ
1.450%, 09/08/2017 (A)	1,000	998
0.874%, 09/09/2016 (A) (B)	500	501
0.732%, 02/26/2016 (A) (B)	1,450	1,451
0.574%, 09/08/2017 (A) (B)	1,025	1,022
Barclays Bank
6.050%, 12/04/2017 (A)	1,500	1,637
0.856%, 02/17/2017 (B)	2,675	2,682
BB&T MTN
1.131%, 06/15/2018 (B)	890	898
0.938%, 02/01/2019 (B)	800	802
Berkshire Hathaway Finance
0.576%, 01/12/2018 (B)	1,710	1,715
BNP Paribas MTN
0.858%, 12/12/2016 (B)	2,000	2,009
BPCE MTN
1.129%, 02/10/2017 (B)	1,000	1,006
Branch Banking & Trust
0.692%, 12/01/2016 (B)	2,130	2,132
Capital One
0.959%, 02/05/2018 (B)	1,100	1,104
Capital One Bank USA
1.300%, 06/05/2017	2,500	2,492
Capital One Financial
1.000%, 11/06/2015	2,450	2,453
Citigroup
1.800%, 02/05/2018	1,350	1,351
1.700%, 04/27/2018	850	846
1.550%, 08/14/2017	750	750
1.250%, 01/15/2016	3,700	3,712
1.044%, 04/08/2019 (B)	1,000	1,008
0.982%, 11/24/2017 (B)	2,580	2,582
Citizens Bank MTN
1.600%, 12/04/2017	2,000	2,006
Commonwealth Bank of Australia MTN
0.534%, 09/08/2017 (A) (B)	1,250	1,249

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
0.750%, 03/18/2016 (B)	$850	$853
Credit Agricole
1.121%, 10/03/2016 (A) (B)	2,025	2,036
Credit Suisse NY
1.700%, 04/27/2018	2,725	2,713
0.969%, 01/29/2018 (B)	1,100	1,103
0.567%, 03/11/2016 (B)	3,200	3,200
Daimler Finance North America LLC
1.650%, 05/18/2018 (A)	800	801
1.375%, 08/01/2017 (A)	670	670
1.250%, 01/11/2016 (A)	1,885	1,891
Deutsche Bank
1.350%, 05/30/2017	1,250	1,246
0.957%, 02/13/2018 (B)	1,100	1,103
ERAC USA Finance LLC
1.400%, 04/15/2016 (A)	335	336
Export-Import Bank of Korea
1.027%, 01/14/2017 (B)	2,200	2,209
Fifth Third Bank
1.450%, 02/28/2018	2,520	2,511
1.350%, 06/01/2017	2,000	2,002
Ford Motor Credit LLC
1.724%, 12/06/2017	750	748
1.529%, 05/09/2016 (B)	820	825
1.500%, 01/17/2017	1,480	1,482
1.098%, 03/12/2019 (B)	1,000	998
0.784%, 09/08/2017 (B)	1,300	1,292
General Electric Capital MTN
5.625%, 09/15/2017	1,900	2,088
0.981%, 04/02/2018 (B)	500	506
Goldman Sachs Group MTN
2.375%, 01/22/2018	2,900	2,944
1.478%, 04/30/2018 (B)	215	218
1.437%, 04/23/2020 (B)	875	885
1.374%, 11/15/2018 (B)	1,375	1,384
1.071%, 12/15/2017 (B)	1,730	1,734
Harley-Davidson Financial Services MTN
3.875%, 03/15/2016 (A)	750	769
HSBC Bank
0.914%, 05/15/2018 (A) (B)	650	653
HSBC USA
1.300%, 06/23/2017	3,460	3,468
Huntington National Bank
1.375%, 04/24/2017	850	850
1.350%, 08/02/2016	1,000	996
ING Bank
1.907%, 09/25/2015 (A) (B)	1,390	1,396
0.964%, 10/01/2019 (A) (B)	1,300	1,302

SEI Institutional Investments Trust / Annual Report / May 31, 2015	221

SCHEDULE OF INVESTMENTS

Ultra Short Duration Bond Fund (Continued)

May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

JPMorgan Chase
1.700%, 03/01/2018	$2,350	$2,353
1.232%, 01/23/2020 (B)	700	710
0.909%, 01/28/2019 (B)	1,000	1,002
0.772%, 03/01/2018 (B)	1,100	1,099
KeyBank
0.803%, 06/01/2018 (B)	1,300	1,298
0.772%, 11/25/2016 (B)	1,490	1,492
Korea Development Bank
0.901%, 01/22/2017 (B)	2,450	2,449
Lloyds Bank
0.791%, 03/16/2018 (B)	1,250	1,251
Macquarie Group
1.278%, 01/31/2017 (A) (B)	1,000	1,005
Manufacturers & Traders Trust
1.400%, 07/25/2017	1,150	1,153
0.653%, 01/30/2017 (B)	900	899
Metropolitan Life Global Funding I
1.500%, 01/10/2018 (A)	740	740
0.651%, 04/10/2017 (A) (B)	2,175	2,182
Mizuho Bank
0.717%, 09/25/2017 (A) (B)	4,090	4,082
Morgan Stanley
5.950%, 12/28/2017	550	608
2.125%, 04/25/2018	2,200	2,218
1.128%, 01/24/2019 (B)	750	752
Nissan Motor Acceptance
0.969%, 09/26/2016 (A) (B)	985	990
0.812%, 03/03/2017 (A) (B)	615	617
Nordea Bank
1.250%, 04/04/2017 (A)	1,250	1,252
PACCAR Financial MTN
1.400%, 05/18/2018	1,970	1,971
1.100%, 06/06/2017	1,170	1,173
Pentair Finance
1.350%, 12/01/2015	345	346
Pricoa Global Funding I MTN
1.350%, 08/18/2017 (A)	3,000	3,001
1.150%, 11/25/2016 (A)	800	802
Principal Life Global Funding II
1.200%, 05/19/2017 (A)	1,000	1,002
1.125%, 09/18/2015 (A)	490	491
1.125%, 02/24/2017 (A)	550	551
1.000%, 12/11/2015 (A)	850	852
Prudential Financial MTN
1.054%, 08/15/2018 (B)	1,649	1,660
Royal Bank of Canada MTN
1.200%, 01/23/2017	500	502
0.850%, 03/08/2016	3,130	3,139
Santander Bank
1.206%, 01/12/2018 (B)	1,250	1,250
Societe Generale
1.354%, 10/01/2018 (B)	2,500	2,539

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Standard Chartered MTN
0.914%, 04/17/2018 (A) (B)	$2,000	$1,999
Sumitomo Mitsui Banking
0.701%, 01/10/2017 (B)	1,500	1,500
SunTrust Bank
0.714%, 02/15/2017 (B)	1,000	999
Synchrony Financial
1.875%, 08/15/2017	760	763
1.509%, 02/03/2020 (B)	1,750	1,758
Toronto-Dominion Bank MTN
1.625%, 03/13/2018	2,445	2,465
Travelers
6.250%, 06/20/2016	2,000	2,117
UBS MTN
5.875%, 12/20/2017	1,000	1,105
0.969%, 03/26/2018 (B)	1,500	1,503
0.915%, 08/14/2019 (B)	1,750	1,749
Union Bank
1.019%, 09/26/2016 (B)	400	402
US Bancorp MTN
0.677%, 04/25/2019 (B)	1,400	1,403
Ventas Realty
1.550%, 09/26/2016‡	750	754
1.250%, 04/17/2017‡	285	285
Volkswagen Group of America Finance LLC
1.250%, 05/23/2017 (A)	750	752
0.754%, 05/22/2018 (A) (B)	750	750
0.716%, 11/20/2017 (A) (B)	1,500	1,502
Volkswagen International Finance
1.125%, 11/18/2016 (A)	2,040	2,045
0.716%, 11/18/2016 (A) (B)	1,260	1,263
Voya Financial
2.900%, 02/15/2018	650	669
Wachovia MTN
5.750%, 02/01/2018	2,710	3,012
WEA Finance LLC
1.750%, 09/15/2017 (A)	700	703
Wells Fargo MTN
1.400%, 09/08/2017	1,000	1,003
0.958%, 01/30/2020 (B)	1,250	1,259
Western Union
2.375%, 12/10/2015	145	146
Westpac Banking
1.200%, 05/19/2017	700	702
0.884%, 01/17/2019 (B)	800	803

		196,730

Health Care — 4.5%
AbbVie
1.800%, 05/14/2018	1,200	1,202
1.200%, 11/06/2015	2,300	2,304
1.040%, 11/06/2015 (B)	380	381

222	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Actavis Funding SCS
2.350%, 03/12/2018	$1,730	$1,747
1.348%, 03/12/2018 (B)	2,025	2,047
1.300%, 06/15/2017	1,250	1,244
Amgen
2.125%, 05/15/2017	1,350	1,372
0.664%, 05/22/2017 (B)	3,080	3,084
Bayer US Finance LLC
0.521%, 10/07/2016 (A) (B)	1,600	1,601
Becton Dickinson
0.721%, 06/15/2016 (B)	850	851
Express Scripts Holding
2.650%, 02/15/2017	2,860	2,926
1.250%, 06/02/2017	1,750	1,746
GlaxoSmithKline Capital
0.700%, 03/18/2016	2,050	2,054
McKesson
1.292%, 03/10/2017	1,030	1,032
0.950%, 12/04/2015	395	395
Medtronic
1.500%, 03/15/2018 (A)	935	937
Mylan
1.350%, 11/29/2016	950	949
Perrigo
1.300%, 11/08/2016	265	265
Providence Health & Services Obligated Group
1.074%, 10/01/2016 (B)	1,450	1,456
Thermo Fisher Scientific
1.300%, 02/01/2017	415	415
Zimmer Holdings
1.450%, 04/01/2017	1,400	1,405

		29,413

Industrials — 1.3%
Air Lease
4.500%, 01/15/2016	1,000	1,020
2.125%, 01/15/2018	385	383
GATX
1.250%, 03/04/2017	525	523
Hutchison Whampoa International
1.625%, 10/31/2017 (A)	1,400	1,398
Norfolk Southern
5.750%, 01/15/2016	2,740	2,818
Precision Castparts
0.700%, 12/20/2015	235	235
Rockwell Collins
0.621%, 12/15/2016 (B)	1,730	1,732

		8,109

Information Technology — 0.8%
Alibaba Group Holding
0.806%, 11/28/2017 (A) (B)	1,190	1,183

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Fidelity National Information Services
1.450%, 06/05/2017	$470	$470
Hewlett-Packard
3.000%, 09/15/2016	2,200	2,251
1.217%, 01/14/2019 (B)	1,000	1,000
TSMC Global
0.950%, 04/03/2016 (A)	550	549

		5,453

Materials — 1.1%
Glencore Finance Canada
2.050%, 10/23/2015 (A)	2,250	2,257
Glencore Funding LLC
1.445%, 05/27/2016 (A) (B)	1,350	1,354
Monsanto
1.150%, 06/30/2017	1,425	1,421
Rio Tinto Finance USA
1.111%, 06/17/2016 (B)	2,260	2,266

		7,298

Telecommunication Services — 1.8%
AT&T
5.500%, 02/01/2018	1,500	1,650
1.209%, 06/30/2020 (B)	1,250	1,258
British Telecommunications
1.250%, 02/14/2017	655	655
Thomson Reuters
1.650%, 09/29/2017	1,190	1,192
Verizon Communications
2.021%, 09/14/2018 (B)	935	971
1.801%, 09/15/2016 (B)	1,310	1,329
1.350%, 06/09/2017	2,000	1,999
0.664%, 06/09/2017 (B)	2,520	2,516

		11,570

Utilities — 1.8%
Dominion Gas Holdings LLC
1.050%, 11/01/2016	1,000	1,001
Duke Energy
0.651%, 04/03/2017 (B)	3,700	3,706
Duke Energy Progress
0.464%, 03/06/2017 (B)	1,710	1,707
Georgia Power
0.625%, 11/15/2015	2,700	2,702
NextEra Energy Capital Holdings
1.339%, 09/01/2015	900	902
Southern
1.300%, 08/15/2017	780	781
Xcel Energy
1.200%, 06/01/2017	670	671

		11,470

Total Corporate Obligations (Cost $310,285) ($ Thousands)		310,728

SEI Institutional Investments Trust / Annual Report / May 31, 2015	223

SCHEDULE OF INVESTMENTS

Ultra Short Duration Bond Fund (Continued)

May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES — 28.4%

Automotive — 16.5%
Ally Auto Receivables Trust, Ser 2013-SN1, Cl A3
0.720%, 05/20/2016	$145	$145
Ally Auto Receivables Trust, Ser 2014-SN1, Cl A3
0.750%, 02/21/2017	565	565
Ally Master Owner Trust, Ser 2014-1, Cl A1
0.656%, 01/15/2019 (B)	1,150	1,152
Ally Master Owner Trust, Ser 2014-4, Cl A1
0.586%, 06/17/2019 (B)	945	945
Ally Master Owner Trust, Ser 2014-4, Cl A2
1.430%, 06/17/2019	1,950	1,957
Ally Master Owner Trust, Ser 2014-5, Cl A2
1.600%, 10/15/2019	2,245	2,258
American Credit Acceptance Receivables Trust, Ser 2013-1, Cl A
1.450%, 04/16/2018 (A)	152	152
American Credit Acceptance Receivables Trust, Ser 2013-2, Cl A
1.320%, 02/15/2017 (A)	23	23
American Credit Acceptance Receivables Trust, Ser 2014-1, Cl A
1.140%, 03/12/2018 (A)	99	99
American Credit Acceptance Receivables Trust, Ser 2014-4, Cl A
1.330%, 07/10/2018 (A)	806	807
AmeriCredit Automobile Receivables Trust, Ser 2012-4, Cl B
1.310%, 11/08/2017	1,110	1,112
AmeriCredit Automobile Receivables Trust, Ser 2012-5, Cl A3
0.620%, 06/08/2017	101	101
AmeriCredit Automobile Receivables Trust, Ser 2013-2, Cl A3
0.650%, 12/08/2017	631	630
AmeriCredit Automobile Receivables Trust, Ser 2013-3, Cl A3
0.920%, 04/09/2018	1,376	1,377

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

AmeriCredit Automobile Receivables Trust, Ser 2013-4, Cl C
2.720%, 09/09/2019	$1,850	$1,892
AmeriCredit Automobile Receivables Trust, Ser 2013-5, Cl A2B
0.560%, 03/08/2017 (B)	42	42
AmeriCredit Automobile Receivables Trust, Ser 2014-4, Cl A3
1.270%, 07/08/2019	875	876
ARI Fleet Lease Trust, Ser 2012-A, Cl A
0.736%, 03/15/2020 (A) (B)	313	313
ARI Fleet Lease Trust, Ser 2012-B, Cl A
0.486%, 01/15/2021 (A) (B)	1,623	1,620
ARI Fleet Lease Trust, Ser 2013-A, Cl A3
0.920%, 07/15/2021 (A)	370	370
ARI Fleet Lease Trust, Ser 2014-A, Cl A2
0.810%, 11/15/2022 (A)	350	349
Bank of The West Auto Trust, Ser 2015-1, Cl A2B
0.537%, 04/16/2018 (A) (B)	1,665	1,665
California Republic Auto Receivables Trust, Ser 2013-1, Cl A2
1.410%, 09/17/2018 (A)	1,216	1,222
California Republic Auto Receivables Trust, Ser 2014-2, Cl A2
0.540%, 03/15/2017	1,289	1,289
Capital Auto Receivables Asset Trust, Ser 2013-1, Cl A4
0.970%, 01/22/2018	915	916
Capital Auto Receivables Asset Trust, Ser 2014-1, Cl A1A
0.680%, 05/20/2016	321	321
Capital Auto Receivables Asset Trust, Ser 2014-1, Cl A3
1.320%, 06/20/2018	520	522
Capital Auto Receivables Asset Trust, Ser 2014-3, Cl A2
1.180%, 12/20/2017	1,615	1,619
Carfinance Capital Auto Trust, Ser 2013-1A, Cl A
1.650%, 07/17/2017 (A)	8	8
CarMax Auto Owner Trust, Ser 2011-2, Cl A4
1.350%, 02/15/2017	705	706

224	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

CarMax Auto Owner Trust, Ser 2011-3, Cl B
2.170%, 07/17/2017	$875	$881
CarMax Auto Owner Trust, Ser 2012-1, Cl C
2.200%, 10/16/2017	990	1,000
CarMax Auto Owner Trust, Ser 2012-1, Cl D
3.090%, 08/15/2018	2,360	2,395
CarMax Auto Owner Trust, Ser 2012-2, Cl A3
0.840%, 03/15/2017	305	306
CarMax Auto Owner Trust, Ser 2012-3, Cl A3
0.520%, 07/17/2017	143	143
CarMax Auto Owner Trust, Ser 2012-3, Cl C
1.500%, 08/15/2018	225	227
Carnow Auto Receivables Trust, Ser 2014-1A, Cl A
0.960%, 01/17/2017 (A)	869	869
Chesapeake Funding LLC, Ser 2011-2A, Cl A
1.428%, 04/07/2024 (A) (B)	675	677
Chesapeake Funding LLC, Ser 2012-1A, Cl A
0.931%, 11/07/2023 (A) (B)	730	730
Chesapeake Funding LLC, Ser 2012-2A, Cl A
0.631%, 05/07/2024 (A) (B)	461	461
Chesapeake Funding LLC, Ser 2014-1A, Cl A
0.601%, 03/07/2026 (A) (B)	1,503	1,503
Chesapeake Funding LLC, Ser 2015-1A, Cl B
1.131%, 02/07/2027 (A) (B)	1,330	1,330
CPS Auto Receivables Trust, Ser 2013-D, Cl A
1.540%, 07/16/2018 (A)	1,801	1,802
CPS Auto Receivables Trust, Ser 2014-A, Cl A
1.210%, 08/15/2018 (A)	544	542
CPS Auto Receivables Trust, Ser 2015-A, Cl A
1.530%, 07/15/2019 (A)	2,545	2,541
Credit Acceptance Auto Loan Trust, Ser 2013-1A, Cl A
1.210%, 10/15/2020 (A)	494	494
Credit Acceptance Auto Loan Trust, Ser 2013-2A, Cl A
1.500%, 04/15/2021 (A)	910	913
Credit Acceptance Auto Loan Trust, Ser 2014-1A, Cl A
1.550%, 10/15/2021 (A)	1,210	1,213

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Credit Acceptance Auto Loan Trust, Ser 2014-2A, Cl A
1.880%, 03/15/2022 (A)	$2,250	$2,254
DT Auto Owner Trust, Ser 2014-1A, Cl A
0.660%, 07/17/2017 (A)	39	39
Enterprise Fleet Financing LLC, Ser 2012-2, Cl A2
0.720%, 04/20/2018 (A)	72	72
Enterprise Fleet Financing LLC, Ser 2013-1, Cl A2
0.680%, 09/20/2018 (A)	314	314
Enterprise Fleet Financing LLC, Ser 2014-1, Cl A2
0.870%, 09/20/2019 (A)	377	377
Enterprise Fleet Financing LLC, Ser 2014-2, Cl A2
1.050%, 03/20/2020 (A)	2,225	2,224
First Investors Auto Owner Trust, Ser 2012-2A, Cl A2
1.470%, 05/15/2018 (A)	177	177
First Investors Auto Owner Trust, Ser 2013-1A, Cl A2
0.900%, 10/15/2018 (A)	121	121
First Investors Auto Owner Trust, Ser 2013-2A, Cl A2
1.230%, 03/15/2019 (A)	477	478
First Investors Auto Owner Trust, Ser 2013-3A, Cl A2
0.890%, 09/15/2017 (A)	44	44
First Investors Auto Owner Trust, Ser 2014-1A, Cl A2
0.800%, 02/15/2018 (A)	407	407
First Investors Auto Owner Trust, Ser 2014-2A, Cl A2
0.860%, 08/15/2018 (A)	2,783	2,780
First Investors Auto Owner Trust, Ser 2014-3A, Cl A2
1.060%, 11/15/2018 (A)	1,773	1,772
Ford Credit Auto Lease Trust, Ser 2014-B, Cl A4
1.100%, 11/15/2017	260	261
Ford Credit Auto Owner Trust, Ser 2012-A, Cl B
1.880%, 08/15/2017	875	883
Ford Credit Auto Owner Trust, Ser 2012-B, Cl D
2.930%, 10/15/2018	1,500	1,533
Ford Credit Floorplan Master Owner Trust, Ser 2012-2, Cl A
1.920%, 01/15/2019	2,000	2,030
Ford Credit Floorplan Master Owner Trust, Ser 2013-1, Cl A2
0.566%, 01/15/2018 (B)	665	665

SEI Institutional Investments Trust / Annual Report / May 31, 2015	225

SCHEDULE OF INVESTMENTS

Ultra Short Duration Bond Fund (Continued)

May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Ford Credit Floorplan Master Owner Trust, Ser 2013-5, Cl A2
0.656%, 09/15/2018 (B)	$655	$656
Ford Credit Floorplan Master Owner Trust, Ser 2014-1, Cl B
1.400%, 02/15/2019	205	205
GE Dealer Floorplan Master Note Trust, Ser 2012-3, Cl A
0.674%, 06/20/2017 (B)	2,550	2,550
GM Financial Automobile Leasing Trust, Ser 2014-1A, Cl A3
1.010%, 05/22/2017 (A)	860	861
GM Financial Automobile Leasing Trust, Ser 2015-1, Cl B
2.140%, 06/20/2019	1,040	1,045
GMF Floorplan Owner Revolving Trust, Ser 2015-1, Cl A2
0.682%, 05/15/2020 (A) (B)	1,600	1,600
Harley-Davidson Motorcycle Trust, Ser 2012-1, Cl A3
0.680%, 04/15/2017	95	95
Harley-Davidson Motorcycle Trust, Ser 2013-1, Cl A3
0.650%, 07/16/2018	604	603
Hertz Fleet Lease Funding, Ser 2013-3, Cl B
1.225%, 12/10/2027 (A) (B)	1,825	1,827
Honda Auto Receivables Owner Trust, Ser 2012-3, Cl A3
0.560%, 05/15/2016	105	105
Honda Auto Receivables Owner Trust, Ser 2014-3, Cl A3
0.880%, 07/15/2017	1,020	1,021
Huntington Auto Trust, Ser 2012-2, Cl A3
0.510%, 04/17/2017	181	181
Mercedes-Benz Auto Lease Trust, Ser 2013-B, Cl A3
0.620%, 07/15/2016	632	632
Mercedes-Benz Auto Receivables Trust, Ser 2013-1, Cl A3
0.780%, 08/15/2017	381	382
Mercedes-Benz Auto Receivables Trust, Ser 2014-1, Cl A3
0.870%, 10/15/2018	1,075	1,076
Mercedes-Benz Master Owner Trust, Ser 2012-AA, Cl A
0.790%, 11/15/2017 (A)	500	501
Motor, Ser 2013-1, Cl A1
0.685%, 02/25/2021 (A) (B)	29	29
Nissan Auto Receivables Owner Trust, Ser 2013-A, Cl A3
0.500%, 05/15/2017	249	249

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Oscar US Funding Trust, Ser 2014-1A, Cl A2
1.000%, 08/15/2017 (A)	$2,040	$2,038
Porsche Innovative Lease Owner Trust, Ser 2013-1, Cl A4
0.880%, 10/22/2019 (A)	665	666
Porsche Innovative Lease Owner Trust, Ser 2014-1, Cl A3
1.030%, 11/20/2017 (A)	2,000	2,003
Prestige Auto Receivables Trust, Ser 2012-1A, Cl A3
1.760%, 10/16/2017 (A)	306	307
Prestige Auto Receivables Trust, Ser 2013-1A, Cl A2
1.090%, 02/15/2018 (A)	361	361
Prestige Auto Receivables Trust, Ser 2013-1A, Cl A3
1.330%, 05/15/2019 (A)	600	602
Prestige Auto Receivables Trust, Ser 2014-1A, Cl A2
0.970%, 03/15/2018 (A)	1,995	1,995
Prestige Auto Receivables Trust, Ser 2015-1, Cl A2
1.090%, 02/15/2019 (A)	585	584
Santander Drive Auto Receivables Trust, Ser 2012-1, Cl C
3.780%, 11/15/2017	1,134	1,142
Santander Drive Auto Receivables Trust, Ser 2012-3, Cl C
3.010%, 04/16/2018	963	970
Santander Drive Auto Receivables Trust, Ser 2012-3, Cl D
3.640%, 05/15/2018	1,175	1,207
Santander Drive Auto Receivables Trust, Ser 2012-4, Cl B
1.830%, 03/15/2017	209	209
Santander Drive Auto Receivables Trust, Ser 2012-5, Cl B
1.560%, 08/15/2018	302	302
Santander Drive Auto Receivables Trust, Ser 2012-6, Cl B
1.330%, 05/15/2017	87	87
Santander Drive Auto Receivables Trust, Ser 2013-2, Cl A3
0.700%, 09/15/2017	232	232
Santander Drive Auto Receivables Trust, Ser 2013-3, Cl A3
0.700%, 10/16/2017	354	354
Santander Drive Auto Receivables Trust, Ser 2013-4, Cl B
2.160%, 01/15/2020	1,370	1,382
Santander Drive Auto Receivables Trust, Ser 2014-1, Cl A2A
0.660%, 06/15/2017	115	115

226	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Santander Drive Auto Receivables Trust, Ser 2014-4, Cl A2A
0.670%, 01/16/2018	$587	$587
SMART Trust, Ser 2011-4USA, Cl A4A
2.280%, 08/14/2017 (A)	639	640
SMART Trust, Ser 2011-4USA, Cl A4B
1.540%, 08/14/2017	767	768
SMART Trust, Ser 2014-1US, Cl A2B
0.486%, 07/14/2016 (B)	1,073	1,073
SNAAC Auto Receivables Trust, Ser 2014-1A, Cl A
1.030%, 09/17/2018 (A)	471	471
Susquehanna Auto Receivables Trust, Ser 2014-1A, Cl A3
1.000%, 02/15/2018 (A)	1,200	1,201
Toyota Auto Receivables Owner Trust, Ser 2013-A, Cl A3
0.550%, 01/17/2017	153	153
Volkswagen Auto Lease Trust, Ser 2013-A, Cl A3
0.840%, 07/20/2016	263	263
Volkswagen Credit Auto Master Trust, Ser 2014-1A, Cl A1
0.531%, 07/22/2019 (A) (B)	1,250	1,249
Volvo Financial Equipment LLC, Ser 2013-1A, Cl A3
0.740%, 03/15/2017 (A)	638	638
Volvo Financial Equipment LLC, Ser 2014-1A, Cl A3
0.820%, 04/16/2018 (A)	605	604
Westlake Automobile Receivables Trust, Ser 2013-1A, Cl A2
1.120%, 01/15/2018 (A)	357	357
Westlake Automobile Receivables Trust, Ser 2014-1A, Cl A2
0.700%, 05/15/2017 (A)	851	851
Westlake Automobile Receivables Trust, Ser 2014-2A, Cl A2
0.970%, 10/16/2017 (A)	2,040	2,040
Westlake Automobile Receivables Trust, Ser 2014-2A, Cl C
2.240%, 04/15/2020 (A)	555	558
Westlake Automobile Receivables Trust, Ser 2015-1A, Cl B
1.680%, 11/16/2020 (A)	1,365	1,359
Wheels SPV LLC, Ser 2014-1A, Cl A2
0.840%, 03/20/2023 (A)	1,893	1,891
World Omni Automobile Lease Securitization Trust, Ser 2014-A, Cl A3
1.160%, 09/15/2017	2,000	2,008

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

World Omni Master Owner Trust, Ser 2013-1, Cl A
0.536%, 02/15/2018 (A) (B)	$2,435	$2,435

		106,831

Credit Cards — 1.8%
American Express Credit Account Master Trust, Ser 2012-2, Cl B
0.990%, 03/15/2018	565	565
American Express Credit Account Master Trust, Ser 2013-3, Cl A
0.980%, 05/15/2019	455	456
Barclays Dryrock Issuance Trust, Ser 2014-1, Cl A
0.546%, 12/16/2019 (B)	805	804
Cabela’s Credit Card Master Note Trust, Ser 2013-2A, Cl A2
0.836%, 08/16/2021 (A) (B)	395	398
Capital One Multi-Asset Execution Trust, Ser 2014-A2, Cl A2
1.260%, 01/15/2020	1,000	1,005
Chase Issuance Trust, Ser 2014-A1, Cl A1
1.150%, 01/15/2019	1,760	1,766
Chase Issuance Trust, Ser 2014-A6, Cl A6
1.260%, 07/15/2019	1,150	1,154
Citibank Credit Card Issuance Trust, Ser 2014-A4, Cl A4
1.230%, 04/24/2019	2,000	2,007
Discover Card Execution Note Trust, Ser 2014-A3, Cl A3
1.220%, 10/15/2019	1,045	1,049
Master Credit Card Trust II, Ser 2012-2A, Cl A
0.780%, 04/21/2017 (A)	420	420
Synchrony Credit Card Master Note Trust, Ser 2014-1, Cl A
1.610%, 11/15/2020	2,250	2,260

		11,884

Mortgage Related Securities — 1.0%
Accredited Mortgage Loan Trust, Ser 2004-4, Cl A1A
0.865%, 01/25/2035 (B)	486	478
Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates, Ser 2004-4, Cl A1
0.905%, 10/25/2034 (B)	1,895	1,863
Bear Stearns Asset-Backed Securities I Trust, Ser 2005-HE3, Cl M2
1.201%, 03/25/2035 (B)	1,278	1,264

SEI Institutional Investments Trust / Annual Report / May 31, 2015	227

SCHEDULE OF INVESTMENTS

Ultra Short Duration Bond Fund (Continued)

May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Lake Country Mortgage Loan Trust, Ser 2006-HE1, Cl A4
0.555%, 07/25/2034 (A) (B)	$20	$20
Master Asset-Backed Securities Trust, Ser 2005-HE1, Cl M2
0.860%, 05/25/2035 (B)	1,051	1,051
Merrill Lynch Mortgage Investors Trust, Ser 2006-FF1, Cl A2C
0.385%, 08/25/2036 (B)	273	271
Option One Mortgage Loan Trust Asset-Backed Certificates, Ser 2005-4, Cl A3
0.445%, 11/25/2035 (B)	147	145
Option One Mortgage Loan Trust, Ser 2005-1, Cl A1A
0.685%, 02/25/2035 (B)	504	497
RASC Trust, Ser 2005-KS8, Cl M1
0.595%, 08/25/2035 (B)	785	782

		6,371

Other Asset-Backed Securities — 9.1%
Apidos CLO XII, Ser 2013-12A, Cl A
1.375%, 04/15/2025 (A) (B)	1,100	1,086
Avalon IV Capital, Ser 2014-1AR, Cl AR
1.444%, 04/17/2023 (A) (B)	840	840
Bear Stearns Asset-Backed Securities Trust, Ser 2005-SD2, Cl 2A1
0.845%, 12/25/2044 (B)	200	200
Carlyle Global Market Strategies CLO, Ser 2013-2A, Cl A
1.425%, 04/18/2025 (A) (B)	325	322
Carlyle Global Market Strategies CLO, Ser 2014-2AR, Cl A1R
1.575%, 07/20/2023 (A) (B)	745	745
Cent CLO, Ser 2014-16AR, Cl A1AR
1.505%, 08/01/2024 (A) (B)	2,220	2,220
Cent CLO, Ser 2014-20A, Cl A
1.724%, 01/25/2026 (A) (B)	1,850	1,846
CIFC Funding, Ser 2013-1A, Cl A1
1.426%, 04/16/2025 (A) (B)	1,060	1,050
CIT Equipment Collateral, Ser 2014-VT1, Cl A2
0.860%, 05/22/2017 (A)	3,000	3,000
CNH Equipment Trust, Ser 2013-D, Cl A2
0.490%, 03/15/2017	70	70
CNH Equipment Trust, Ser 2014-C, Cl A2
0.630%, 12/15/2017	3,595	3,594
Dell Equipment Finance Trust, Ser 2014-1, Cl A3
0.940%, 06/22/2020 (A)	1,400	1,401

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Dryden XXXI Senior Loan Fund, Ser 2014-31A, Cl A
1.625%, 04/18/2026 (A) (B)	$1,315	$1,311
GE Equipment Midticket LLC, Ser 2012-1, Cl A3
0.600%, 05/23/2016	15	15
GE Equipment Midticket LLC, Ser 2014-1, Cl A3
1.140%, 05/22/2018	2,000	2,002
GE Equipment Small Ticket LLC, Ser 2014-1A, Cl A3
0.950%, 09/25/2017 (A)	1,020	1,020
GE Equipment Transportation LLC, Ser 2012-2, Cl A3
0.620%, 07/25/2016	143	143
GE Equipment Transportation LLC, Ser 2013-1, Cl A3
0.690%, 11/25/2016	158	158
GE Equipment Transportation LLC, Ser 2013-2, Cl A2
0.610%, 06/24/2016	119	119
Gramercy Park CLO, Ser 2014-1AR, Cl A1R
1.574%, 07/17/2023 (A) (B)	1,000	1,000
GreatAmerica Leasing Receivables, Ser 2015-1, Cl A3
1.540%, 07/20/2018 (A)	2,440	2,449
HLSS Servicer Advance Receivables Trust, Ser 2012-T2, Cl A2
1.990%, 10/15/2045 (A)	2,300	2,300
HLSS Servicer Advance Receivables Trust, Ser 2013-T1, Cl B2
1.744%, 01/16/2046 (A)	1,095	1,095
ING IM CLO, Ser 2014-1A, Cl A1
1.775%, 04/18/2026 (A) (B)	1,310	1,311
ING IM CLO, Ser 2014-1RA, Cl A1R
1.471%, 03/14/2022 (A) (B)	800	800
ING IM CLO, Ser 2014-1RA, Cl A2R
2.091%, 03/14/2022 (A) (B)	1,400	1,398
John Deere Owner Trust, Ser 2012-B, Cl A3
0.530%, 07/15/2016	68	68
John Deere Owner Trust, Ser 2012-B, Cl A4
0.690%, 01/15/2019	1,995	1,995
John Deere Owner Trust, Ser 2013-A, Cl A3
0.600%, 03/15/2017	853	853
John Deere Owner Trust, Ser 2014-A, Cl A3
0.920%, 04/16/2018	1,515	1,516

228	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

JPMorgan Mortgage Acquisition, Ser 2005-FD1, Cl M1
0.920%, 07/25/2035 (B)	$209	$208
Kubota Credit Owner Trust, Ser 2014-1A, Cl A2
0.580%, 02/15/2017 (A)	351	351
Limerock CLO II, Ser 2014-2A, Cl A
1.775%, 04/18/2026 (A) (B)	1,250	1,251
Madison Park Funding, Ser 2007-4A, Cl A1B
0.565%, 03/22/2021 (A) (B)	580	566
Magnetite IX, Ser 2014-9A, Cl A1
1.697%, 07/25/2026 (A) (B)	1,265	1,265
MMAF Equipment Finance LLC, Ser 2011-AA, Cl A4
2.100%, 07/15/2017 (A)	1,966	1,979
MMAF Equipment Finance LLC, Ser 2014-AA, Cl A3
0.870%, 01/08/2019 (A)	1,645	1,639
Morgan Stanley Capital I Trust, Ser 2005-WMC5, Cl M3
0.920%, 06/25/2035 (B)	63	62
Navient Student Loan Trust, Ser 2014-1, Cl A1
0.435%, 03/25/2021 (B)	3,172	3,170
Neuberger Berman CLO XVI, Ser 2014-16A, Cl A1
1.745%, 04/15/2026 (A) (B)	955	955
Octagon Investment Partners XVI, Ser 2013-1A, Cl A
1.394%, 07/17/2025 (A) (B)	1,000	989
OHA Credit Partners VIII, Ser 2013-8A, Cl A
1.395%, 04/20/2025 (A) (B)	690	683
OHA Intrepid Leveraged Loan Fund, Ser 2013-1AR, Cl AR
1.195%, 04/20/2021 (A) (B)	536	536
Race Point VI CLO, Ser 2014-6RA, Cl BR
2.413%, 05/24/2023 (A) (B)	1,650	1,651
SLM Private Education Loan Trust, Ser 2011-B, Cl A1
1.036%, 12/16/2024 (A) (B)	251	252
SLM Student Loan Trust, Ser 2006-10, Cl A4
0.347%, 07/25/2023 (B)	1,188	1,188
SLM Student Loan Trust, Ser 2007-2, Cl A2
0.277%, 07/25/2017 (B)	23	23
SLM Student Loan Trust, Ser 2007-3, Cl A2
0.287%, 10/25/2017 (B)	24	24

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

SLM Student Loan Trust, Ser 2008-6, Cl A2
0.827%, 10/25/2017 (B)	$24	$24
SLM Student Loan Trust, Ser 2011-A, Cl A1
1.186%, 10/15/2024 (A) (B)	39	39
Springleaf Funding Trust, Ser 2014-AA, Cl A
2.410%, 12/15/2022 (A)	1,065	1,066
Structured Asset Securities Mortgage Loan Trust, Ser 2006-GEL3, Cl A2
0.415%, 07/25/2036 (A) (B)	1,764	1,754
Structured Asset Securities Mortgage Loan Trust, Ser 2006-WF1, Cl A1
0.335%, 02/25/2036 (B)	515	511
Symphony CLO VIII, Ser 2014-8AR, Cl BR
2.002%, 01/09/2023 (A) (B)	1,660	1,660
Voya CLO, Ser 2014-3A, Cl A1
1.697%, 07/25/2026 (A) (B)	910	909

		58,682

Total Asset-Backed Securities (Cost $183,745) ($ Thousands)		183,768

MORTGAGE-BACKED SECURITIES — 17.7%

Agency Mortgage-Backed Obligations — 4.1%
FHLMC
5.000%, 03/01/2019 to 06/01/2026	1,206	1,272
FHLMC ARM (B)
2.375%, 05/01/2036	170	182
2.231%, 02/01/2022	145	151
2.181%, 02/01/2030	143	152
FHLMC CMO, Ser 2003-2676, Cl CY
4.000%, 09/15/2018	129	134
FHLMC CMO, Ser 2004-2764, Cl OE
4.500%, 03/15/2019	187	195
FHLMC CMO, Ser 2009-3570, Cl A
4.500%, 06/15/2024	420	443
FHLMC CMO, Ser 2010-3634, Cl EA
4.000%, 11/15/2023	96	96
FHLMC Multifamily Structured Pass-Through Certificates, Ser K703, Cl A1
1.873%, 01/25/2018	294	296

SEI Institutional Investments Trust / Annual Report / May 31, 2015	229

SCHEDULE OF INVESTMENTS

Ultra Short Duration Bond Fund (Continued)

May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

FNMA
6.000%, 01/01/2027 to 04/01/2040	$506	$579
5.000%, 04/01/2020 to 03/01/2025	2,222	2,358
4.500%, 05/01/2023	568	607
FNMA ARM (B)
2.465%, 01/01/2029	16	17
2.245%, 11/01/2025	13	14
2.243%, 11/01/2023	37	38
2.194%, 09/01/2024	134	140
2.140%, 09/01/2024	54	56
2.074%, 05/01/2028	60	63
1.375%, 11/01/2021	22	23
FNMA CMO, Ser 1993-58, Cl H
5.500%, 04/25/2023	51	56
FNMA CMO, Ser 2001-33, Cl FA
0.635%, 07/25/2031 (B)	32	33
FNMA CMO, Ser 2002-56, Cl MC
5.500%, 09/25/2017	423	436
FNMA CMO, Ser 2002-64, Cl FG
0.433%, 10/18/2032 (B)	37	37
FNMA CMO, Ser 2002-77, Cl CB
5.000%, 12/25/2017	133	138
FNMA CMO, Ser 2008-15, Cl EL
4.250%, 06/25/2022	124	124
FNMA CMO, Ser 2008-18, Cl HD
4.000%, 12/25/2018	182	187
FNMA CMO, Ser 2008-47, Cl FA
0.685%, 06/25/2023 (B)	171	173
FNMA CMO, Ser 2010-64, Cl EH
5.000%, 10/25/2035	78	79
FNMA CMO, Ser 2011-109, Cl PK
4.000%, 08/25/2041	169	180
FNMA TBA
3.500%, 06/15/2026	3,850	4,083
3.000%, 06/25/2027	8,028	8,388
GNMA ARM (B)
2.500%, 09/20/2039	268	285
GNMA CMO, Ser 2006-47, Cl AC
5.000%, 02/16/2033	326	337
GNMA CMO, Ser 2009-10, Cl JA
4.500%, 03/16/2034	256	267
GNMA CMO, Ser 2009-113, Cl MJ
4.000%, 03/16/2023	527	543
GNMA CMO, Ser 2009-93, Cl ND
3.500%, 04/20/2037	192	195
GNMA CMO, Ser 2010-30, Cl QE
4.000%, 06/20/2038	377	389
GNMA CMO, Ser 2010-86, Cl PG
3.000%, 01/20/2036	246	249
GNMA CMO, Ser 2011-106, Cl ME
3.000%, 06/20/2038	732	741

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

GNMA CMO, Ser 2011-110, Cl A
2.237%, 03/16/2033	$145	$146
Mortgage-Linked Amortizing Notes CMO, Ser 2012-1, Cl A10
2.060%, 01/15/2022	327	333
NCUA Guaranteed Notes CMO, Ser 2010-R1, Cl 1A
0.631%, 10/07/2020 (B)	616	620
NCUA Guaranteed Notes CMO, Ser 2010-R1, Cl 2A
1.840%, 10/07/2020	6	6
NCUA Guaranteed Notes CMO, Ser 2010-R2, Cl 1A
0.551%, 11/06/2017 (B)	303	303
NCUA Guaranteed Notes CMO, Ser 2011-R1, Cl 1A
0.631%, 01/08/2020 (B)	742	746
NCUA Guaranteed Notes CMO, Ser 2011-R2, Cl 1A
0.578%, 02/06/2020 (B)	449	451
NCUA Guaranteed Notes CMO, Ser 2011-R4, Cl 1A
0.561%, 03/06/2020 (B)	111	111
NCUA Guaranteed Notes CMO, Ser 2011-R6, Cl 1A
0.558%, 05/07/2020 (B)	279	279

		26,731

Non-Agency Mortgage-Backed Obligations — 13.6%
BAMLL Commercial Mortgage Securities Trust, Ser 2014-ICTS, Cl A
0.986%, 06/15/2028 (A) (B)	750	750
Banc of America Merrill Lynch Commercial Mortgage, Ser 2005-4, Cl A5A
4.933%, 07/10/2045	515	516
Banc of America Mortgage Securities, Ser 2005-F, Cl 2A2
2.655%, 07/25/2035 (A) (B)	417	385
Banc of America Mortgage Securities, Ser 2005-J, Cl 2A1
2.714%, 11/25/2035 (A) (B)	53	49
Bear Stearns Adjustable Rate Mortgage Trust, Ser 2005-12, Cl 11A1
2.550%, 02/25/2036 (A) (B)	126	98
Bear Stearns Adjustable Rate Mortgage Trust, Ser 2005-3, Cl 2A1
2.625%, 06/25/2035 (A) (B)	178	164
Bear Stearns Adjustable Rate Mortgage Trust, Ser 2005-6, Cl 3A1
2.645%, 08/25/2035 (A) (B)	313	281

230	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Bear Stearns Commercial Mortgage Securities Trust, Ser 2004-PWR4, Cl A3
5.468%, 06/11/2041 (B)	$—	$—
Bear Stearns Commercial Mortgage Securities Trust, Ser 2006-PW14, Cl A4
5.201%, 12/11/2038	740	775
Bear Stearns Commercial Mortgage Securities Trust, Ser 2007-PW10, Cl A4
5.405%, 12/11/2040 (B)	683	688
Bear Stearns Commercial Mortgage Securities Trust, Ser 2066-PW11, Cl A1A
5.600%, 03/11/2039 (B)	1,650	1,679
Bear Stearns Commercial Mortgage Securities, Ser 2005-PWR9, Cl A4A
4.871%, 09/11/2042	109	109
Bear Stearns Commercial Mortgage Securities, Ser 2005-T20, Cl A4A
5.139%, 10/12/2042 (B)	648	650
Bear Stearns Commercial Mortgage Securities, Ser 2006-PW11, Cl A4
5.430%, 03/11/2039 (B)	924	940
Bear Stearns Commercial Mortgage Securities, Ser 2006-PW13, Cl A4
5.540%, 09/11/2041	722	749
BLCP Hotel Trust, Ser 2014-CLRN, Cl A
1.136%, 08/15/2029 (A) (B)	1,000	997
CD Commercial Mortgage Trust, Ser 2005-CD1, Cl A4
5.396%, 07/15/2044 (B)	1,095	1,098
CD Mortgage Trust, Ser 2006-CD2, Cl A4
5.299%, 01/15/2046 (B)	2,638	2,663
CD Mortgage Trust, Ser 2007-CD5, Cl A4
5.886%, 11/15/2044 (B)	1,345	1,454
CHL Mortgage Pass-Through Trust, Ser 2004-29, Cl 1A1
0.725%, 02/25/2035 (A) (B)	40	38
CHL Mortgage Pass-Through Trust, Ser 2005-HY10, Cl 3A1A
2.503%, 02/20/2036 (A) (B)	248	207
Citigroup Commercial Mortgage Trust, Ser 2007-C6, Cl A4
5.711%, 06/10/2017 (B)	1,650	1,772

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Citigroup Commercial Mortgage Trust, Ser 2008-C7, Cl A4
6.144%, 12/10/2049 (B)	$1,149	$1,246
Citigroup Commercial Mortgage Trust, Ser 2012-GC8, Cl A1
0.685%, 09/10/2045	223	223
Citigroup Commercial Mortgage Trust, Ser 2014-388G, Cl A
0.936%, 06/15/2033 (A) (B)	1,695	1,692
Citigroup Deutsche Bank Commercial Mortgage, Ser 2007-CD4, Cl A4
5.322%, 12/11/2049	1,650	1,726
Citigroup Mortgage Loan Trust, Ser 2004-HYB3, Cl 1A
2.578%, 09/25/2034 (A) (B)	74	74
Citigroup Mortgage Loan Trust, Ser 2006-AR2, Cl 1A1
2.685%, 03/25/2036 (A) (B)	297	272
COBALT CMBS Commercial Mortgage Trust, Ser 2006-C1, Cl A4
5.223%, 08/15/2048	1,647	1,719
COMM Mortgage Trust, Ser 2006-C7, Cl A4
5.750%, 06/10/2046 (B)	2,099	2,160
COMM Mortgage Trust, Ser 2010-C1, Cl A1
3.156%, 07/10/2046 (A)	509	511
COMM Mortgage Trust, Ser 2012-CR2, Cl A1
0.824%, 08/15/2045	160	160
COMM Mortgage Trust, Ser 2012-CR4, Cl A1
0.704%, 10/15/2045	285	285
COMM Mortgage Trust, Ser 2012-CR5, Cl A1
0.673%, 12/10/2045	313	312
COMM Mortgage Trust, Ser 2013-CR10, Cl A1
1.278%, 08/10/2046	470	472
COMM Mortgage Trust, Ser 2013-CR9, Cl A1
1.344%, 07/10/2045	1,770	1,774
COMM Mortgage Trust, Ser 2014-BBG, Cl A
0.986%, 03/15/2029 (A) (B)	2,720	2,716
Commercial Mortgage Pass-Through Certificates, Ser 2012-CR3, Cl A1
0.666%, 11/15/2045	152	151
Credit Suisse Commercial Mortgage Trust, Ser 2006-C4, Cl A3
5.467%, 09/15/2039	367	382

SEI Institutional Investments Trust / Annual Report / May 31, 2015	231

SCHEDULE OF INVESTMENTS

Ultra Short Duration Bond Fund (Continued)

May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

CSMC, Ser 2014-ICE, Cl A
1.050%, 04/15/2027 (A) (B)	$550	$548
DBUBS Mortgage Trust, Ser 2011-LC1A, Cl A1
3.742%, 11/10/2046 (A)	664	673
FDIC Guaranteed Notes Trust, Ser 2010-S1, Cl 1A
0.730%, 02/25/2048 (A) (B)	715	715
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-DN1, Cl M1
1.181%, 02/25/2024 (A) (B)	353	353
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-DN2, Cl M1
1.035%, 04/25/2024 (A) (B)	927	926
FNMA Connecticut Avenue Securities, Ser 2014-C02, Cl 1M1
1.135%, 05/25/2024 (A) (B)	678	674
FNMA Connecticut Avenue Securities, Ser 2014-C02, Cl 2M1
1.135%, 05/25/2024 (A) (B)	519	515
FNMA Connecticut Avenue Securities, Ser 2014-C03, Cl 1M1
1.385%, 07/25/2024 (A) (B)	1,814	1,811
FNMA Connecticut Avenue Securities, Ser 2015-C02, Cl 1M1
1.337%, 05/25/2025 (A) (B)	320	320
GE Capital Commercial Mortgage, Ser 2005-C3, Cl A7A
4.974%, 07/10/2045 (B)	357	357
GE Capital Commercial Mortgage, Ser 2005-C4, Cl A4
5.315%, 11/10/2045 (B)	1,495	1,506
GMAC Mortgage Loan Trust, Ser 2005-AR6, Cl 2A1
2.941%, 11/19/2035 (A) (B)	304	280
GS Mortgage Securities II, Ser 2012-GCJ9, Cl A1
0.662%, 11/10/2045	196	196
GS Mortgage Securities Trust, Ser 2006-GG8, Cl A4
5.560%, 11/10/2039	904	942
GS Mortgage Securities Trust, Ser 2010-C2, Cl A1
3.849%, 12/10/2043 (A)	2,374	2,417
GS Mortgage Securities Trust, Ser 2013-GC13, Cl A1
1.206%, 07/10/2046	335	336

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

GSR Mortgage Loan Trust, Ser 2005-AR4, Cl 2A1
2.630%, 07/25/2035 (A) (B)	$372	$338
GSR Mortgage Loan Trust, Ser 2006-AR1, Cl 2A1
2.632%, 01/25/2036 (A) (B)	412	381
GSR Mortgage Loan Trust, Ser 2007-AR2, Cl 1A1
2.715%, 05/25/2047 (A) (B)	349	287
HILT Mortgage Trust, Ser 2014-ORL, Cl A
1.086%, 07/15/2029 (A) (B)	4,200	4,200
Hilton USA Trust, Ser 2013-HLF, Cl AFL
1.181%, 11/05/2030 (A) (B)	557	557
Homestar Mortgage Acceptance, Ser 2004-3, Cl AV2C
0.765%, 07/25/2034 (A) (B)	1,063	1,058
Impac CMB Trust, Ser 2004-9, Cl 1A1
0.945%, 01/25/2035 (A) (B)	98	89
Impac CMB Trust, Ser 2005-2, Cl 1A1
0.705%, 04/25/2035 (A) (B)	107	99
Impac CMB Trust, Ser 2005-3, Cl A1
0.665%, 08/25/2035 (A) (B)	99	89
Impac CMB Trust, Ser 2005-5, Cl A1
0.825%, 08/25/2035 (A) (B)	81	72
Impac CMB Trust, Ser 2005-8, Cl 1A
0.445%, 02/25/2036 (A) (B)	262	226
JPMBB Commercial Mortgage Securities Trust, Ser 2013-C15, Cl A2
2.977%, 11/15/2045	1,665	1,733
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C19, Cl A1
1.266%, 04/15/2047	2,157	2,158
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2005-LDP3, Cl A4A
4.936%, 08/15/2042 (B)	998	998
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2005-LDP4, Cl A4
4.918%, 10/15/2042 (B)	829	832
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2006-LDP7, Cl A4
5.905%, 04/15/2045 (B)	480	493

232	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2010-C1, Cl A1
3.853%, 06/15/2043 (A)	$27	$27
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2010-C2, Cl A1
2.749%, 11/15/2043 (A)	469	472
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2012-C8, Cl A1
0.705%, 10/15/2045	63	63
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2013-C13, Cl A1
1.303%, 01/15/2046	602	605
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2014-CBM, Cl A
1.086%, 10/15/2029 (A) (B)	3,005	3,001
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2014-PHH, Cl A
1.382%, 08/15/2027 (A) (B)	1,225	1,227
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2015-CSMO, Cl A
1.432%, 01/15/2032 (A) (B)	2,550	2,551
JPMorgan Chase Commercial Mortgage Securities, Ser 2012-LC9, Cl A1
0.670%, 12/15/2047	75	75
JPMorgan Mortgage Trust, Ser 2005-A6, Cl 7A1
2.529%, 08/25/2035 (A) (B)	185	175
JPMorgan Mortgage Trust, Ser 2007-A3, Cl 1A1
2.754%, 05/25/2037 (A) (B)	224	192
LB-UBS Commercial Mortgage Trust, Ser 2006-C4, Cl A4
6.028%, 06/15/2038 (B)	2,141	2,215
LB-UBS Commercial Mortgage Trust, Ser 2007-C6, Cl A4
5.858%, 07/15/2040 (B)	1,150	1,203
Merrill Lynch Mortgage Investors, Ser 2005-A3, Cl A1
0.455%, 04/25/2035 (A) (B)	98	94
Merrill Lynch Mortgage Trust, Ser 2005-LC1, Cl A4
5.291%, 01/12/2044 (B)	1,448	1,462
Merrill Lynch Mortgage-Backed Securities Trust, Ser 2007-3, Cl 2A1
3.343%, 06/25/2037 (A) (B)	381	319

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

ML-CFC Commercial Mortgage Trust, Ser 2007-5, Cl A4
5.378%, 08/12/2048	$309	$323
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2012-C6, Cl A1
0.664%, 11/15/2045	94	94
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2013-C11, Cl A2
3.085%, 08/15/2046	1,380	1,441
Morgan Stanley Capital I Trust, Ser 2005-T19, Cl A4A
4.890%, 06/12/2047	84	83
Morgan Stanley Capital I Trust, Ser 2012-C4, Cl A1
1.085%, 03/15/2045	377	378
Morgan Stanley Re-REMIC Trust, Ser 2012-IO, Cl AXA
1.000%, 03/27/2051 (A)	362	362
MortgageIT Trust, Ser 2005-5, Cl A1
0.445%, 12/25/2035 (A) (B)	371	336
Opteum Mortgage Acceptance Asset-Backed Pass-Through Certificates, Ser 2005-2, Cl AII1
0.445%, 04/25/2035 (A) (B)	810	814
Paragon Mortgages, Ser 2006-12A, Cl A2C
0.494%, 11/15/2038 (A) (B)	157	146
Paragon Mortgages, Ser 2007-15A, Cl A2C
0.381%, 12/15/2039 (A) (B)	381	350
Residential Funding Mortgage Securities, Ser 2007-SA3, Cl 2A1
3.805%, 07/27/2037 (A) (B)	288	243
Sequoia Mortgage Trust, Ser 2004-12, Cl A1
0.451%, 01/20/2035 (A) (B)	45	42
Silverstone Master Issuer, Ser 2012-1A, Cl 1A
1.826%, 01/21/2055 (A) (B)	225	226
Springleaf Mortgage Loan Trust, Ser 2013-1A, Cl A
1.270%, 06/25/2058 (A) (B)	410	409
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C3, Cl A1
0.726%, 08/10/2049	258	257
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C4, Cl A1
0.673%, 12/10/2045	224	224

SEI Institutional Investments Trust / Annual Report / May 31, 2015	233

SCHEDULE OF INVESTMENTS

Ultra Short Duration Bond Fund (Continued)

May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

UBS-Barclays Commercial Mortgage Trust, Ser 2013-C5, Cl A1
0.779%, 03/10/2046	$590	$587
Wachovia Bank Commercial Mortgage Trust, Ser 2005-C21, Cl A4
5.252%, 10/15/2044 (B)	400	401
Wachovia Bank Commercial Mortgage Trust, Ser 2005-C22, Cl A4
5.267%, 12/15/2044 (B)	803	809
Wachovia Bank Commercial Mortgage Trust, Ser 2006-C27, Cl A1A
5.749%, 07/15/2045 (B)	1,145	1,190
WaMu Mortgage Pass-Through Certificates, Ser 2006-AR2, Cl 1A1
2.325%, 03/25/2036 (A) (B)	403	372
Wells Fargo Commercial Mortgage Trust, Ser 2012-LC5, Cl A1
0.687%, 10/15/2045	253	253
Wells Fargo Commercial Mortgage Trust, Ser 2013-C15, Cl A1
1.264%, 08/15/2046	293	294
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-BB, Cl A2
2.619%, 01/25/2035 (A) (B)	172	171
Wells Fargo Mortgage-Backed Securities Trust, Ser 2006-AR10, Cl 2A1
2.634%, 07/25/2036 (A) (B)	351	343
Wells Fargo Mortgage-Backed Securities Trust, Ser 2006-AR12, Cl 1A1
2.495%, 09/25/2036 (A) (B)	198	184
WFRBS Commercial Mortgage Trust, Ser 2011-C2, Cl A1
2.501%, 02/15/2044 (A)	176	176
WFRBS Commercial Mortgage Trust, Ser 2011-C2A2, Cl A2
3.791%, 02/15/2044 (A)	3,160	3,184
WFRBS Commercial Mortgage Trust, Ser 2011-C3, Cl A2
3.240%, 05/15/2017 (A)	816	828
WFRBS Commercial Mortgage Trust, Ser 2012-C10, Cl A1
0.734%, 12/15/2045	363	363
WFRBS Commercial Mortgage Trust, Ser 2012-C6, Cl A1
1.081%, 04/15/2045	370	371

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

WFRBS Commercial Mortgage Trust, Ser 2012-C9, Cl A1
0.673%, 11/15/2045	$421	$420

		87,471

Total Mortgage-Backed Securities (Cost $114,387) ($ Thousands)		114,202

MUNICIPAL BONDS — 4.4%
Chicago, Midway International Airport, Ser C, RB
1.320%, 01/01/2016	590	593
El Paso, GO
1.049%, 08/15/2016	1,090	1,095
Florida State, Hurricane Catastrophe Fund Finance, Ser A, RB
1.298%, 07/01/2016	1,165	1,171
Harris County, Toll Road Project, Ser Senior LIEN-SE, RB
2.440%, 08/15/2015	1,420	1,427
Hawaii State, Ser ES, GO
0.731%, 08/01/2016	2,245	2,249
Illinois State, Ser B, GO
1.780%, 04/01/2016	1,600	1,603
Intermountain Power Agency, Sub-Ser B, RB
0.785%, 07/01/2016	1,655	1,656
Louisville, Regional Airport Authority, Ser C, RB
0.769%, 07/01/2016	2,245	2,249
Maine State, Municipal Bond Bank, Liquor Revenue, RB
1.068%, 06/01/2015	1,030	1,030
New Jersey State, Economic Development Authority, Ser 00, RB
1.059%, 03/01/2016	1,265	1,267
New Jersey State, Economic Development Authority, Ser Q, RB
1.096%, 06/15/2016	7,290	7,278
New Jersey State, Transportation Trust Fund Authority, Ser B, RB
1.087%, 12/15/2016	2,800	2,789
New Jersey State, Turnpike Authority, Ser B, RB, AMBAC
4.252%, 01/01/2016	265	270
Orange County, Ser A, RB
0.580%, 11/02/2015	1,215	1,215
Saint Paul, Housing and Redevelopment Authority, RB
1.041%, 07/01/2016	980	980

234	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

University of California, Ser Y-1, RB Callable 01/01/2017 @ 100
0.684%, 07/01/2041 (B)	$1,310	$1,310

Total Municipal Bonds (Cost $28,177) ($ Thousands)		28,182

U.S. GOVERNMENT AGENCY OBLIGATIONS — 2.1%
FFCB
0.450%, 09/16/2016	2,000	1,999
FHLB
1.625%, 04/13/2017	2,900	2,916
1.375%, 03/26/2018	2,520	2,522
FHLMC
1.400%, 05/25/2018	4,800	4,809
1.250%, 12/05/2017	500	500
1.000%, 06/19/2017	1,200	1,201

Total U.S. Government Agency Obligations (Cost $13,947) ($ Thousands)		13,947

SOVEREIGN DEBT — 0.6%
Province of Ontario
1.600%, 09/21/2016	3,700	3,745

Total Sovereign Debt (Cost $3,740) ($ Thousands)		3,745

U.S. TREASURY OBLIGATIONS — 1.0%
U.S. Treasury Notes
0.625%, 04/30/2018	5,000	4,958
0.500%, 07/31/2017	1,500	1,494

Total U.S. Treasury Obligations (Cost $6,428) ($ Thousands)		6,452

REPURCHASE AGREEMENT — 0.8%
BNP Paribas 0.110%, dated 05/29/15, to be repurchased on 06/01/15, repurchase price $5,100,047 (collateralized by various FNMA/FMAC/GNMA obligations, 2.500% - 7.500%, 03/01/2027 - 03/01/2045, par values ranging from $38 -2,374,016; total market value $5,202,000)	5,100	5,100

Total Repurchase Agreement (Cost $5,100) ($ Thousands)		5,100

COMMERCIAL PAPER — 0.8%
UnitedHealth Group
0.250%, 06/09/2015 (A) (C)	5,000	5,000

Total Commercial Paper (Cost $5,000) ($ Thousands)		5,000

Description	Shares	Market Value ($ Thousands)

CASH EQUIVALENT — 0.6%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.010%*†	3,761,423	$3,761

Total Cash Equivalent (Cost $3,761) ($ Thousands)		3,761

Total Investments — 104.5% (Cost $674,570) ($ Thousands)		$674,885

A list of the open futures contracts held by the Fund at May 31, 2015, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
U.S. 10-Year Treasury Note	(50)	Sep-2015	$(21)
U.S. 2-Year Treasury Note	(42)	Sep-2015	(10)
U.S. 5-Year Treasury Note	7	Sep-2015	3
U.S. Long Treasury Bond	(1)	Sep-2015	(1)

			$(29)

For the year ended May 31, 2015, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $645,872 ($ Thousands).

*	The rate reported is the 7-day effective yield as of May 31, 2015.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(B)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of May 31, 2015.

(C)	The rate reported is the effective yield at time of purchase.

AMBAC — American Municipal Bond Assurance Corporation

ARM — Adjustable Rate Mortgage

Cl — Class

CLO — Collateralized Loan Obligation

CMBS — Commercial Mortgage-Backed Securities

CMO — Collateralized Mortgage Obligation

FDIC — Federal Deposit Insurance Company

FFCB — Federal Farm Credit Bank

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FMAC — Financial Management Advisory Committee

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

GO — General Obligation

LLC — Limited Liability Company

MTN — Medium Term Note

NCUA — National Credit Union Association

RB — Revenue Bond

Re-REMIC — Real Estate Mortgage Investment Conduit

REMIC — Real Estate Mortgage Investment Conduit

Ser — Series

SPV — Special Purpose Vehicle

TBA — To Be Announced

SEI Institutional Investments Trust / Annual Report / May 31, 2015	235

SCHEDULE OF INVESTMENTS

Ultra Short Duration Bond Fund (Concluded)

May 31, 2015

The following is a list of the level of inputs used as of May 31, 2015, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands).

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Obligations	$—	$310,728	$—	$310,728
Asset-Backed Securities	—	183,768	—	183,768
Mortgage-Backed Securities	—	114,202	—	114,202
Municipal Bonds	—	28,182	—	28,182
U.S. Government Agency Obligations	—	13,947	—	13,947
Sovereign Debt	—	3,745	—	3,745
U.S. Treasury Obligations	—	6,452	—	6,452
Repurchase Agreement	—	5,100	—	5,100
Commercial Paper	—	5,000	—	5,000
Cash Equivalent	3,761	—	—	3,761

Total Investments in Securities	$3,761	$671,124	$—	$674,885

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Appreciation	$3	$—	$—	$3
Unrealized Depreciation	(32)	—	—	(32)

Total Other Financial Instruments	$(29)	$—	$—	$(29)

*	Futures contracts are valued at the unrealized appreciation/(depreciation) on the instrument.

For the year ended May 31, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2015 , there were no transfers between Level 2 and Level 3 assets and liabilities.

For the year ended May 31, 2015, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

236	SEI Institutional Investments Trust / Annual Report / May 31, 2015

SCHEDULE OF INVESTMENTS

Emerging Markets Debt Fund

May 31, 2015

Description	Face Amount (1) (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS — 92.6%

Angola — 0.0%
Republic of Angola via Northern Lights III
7.000%, 08/16/2019	722	$737

Argentina — 1.3%
City of Buenos Aires Argentina MTN
8.950%, 02/19/2021	1,175	1,228
Provincia de Buenos Aires
9.375%, 09/14/2018	1,425	1,411
Republic of Argentina
7.000%, 10/03/2015	2,527	2,484
7.000%, 04/17/2017	6,613	6,438
6.000%, 03/31/2023 (A)	1,154	1,258
0.084%, 12/15/2035 (B)	1,548	137
0.044%, 12/15/2035 (B)	29,601	2,655
0.000%, 03/31/2023 (A) (B)	1,680	1,831
YPF
8.750%, 04/04/2024 (C)	1,014	1,047
8.500%, 07/28/2025 (C)	4,953	5,034

		23,523

Armenia — 0.3%
Republic of Armenia
7.150%, 03/26/2025 (C)	5,722	5,887

Azerbaijan — 0.8%
International Bank of Azerbaijan
5.625%, 06/11/2019	2,100	2,048
Republic of Azerbaijan
4.750%, 03/18/2024	2,100	2,165
4.750%, 03/18/2024 (C)	1,911	1,970
State Oil of the Azerbaijan Republic
6.950%, 03/18/2030	1,090	1,165
5.450%, 02/09/2017	1,159	1,200

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)

4.750%, 03/13/2023		6,281	$6,031

			14,579

Barbados — 0.0%
Columbus International
7.375%, 03/30/2021 (C)		805	868

Belize — 0.2%
Republic of Belize
6.767%, 08/20/2017 (D)		4,825	3,628

Bermuda — 0.1%
Government of Bermuda
4.854%, 02/06/2024		2,150	2,317

Bolivia — 0.4%
Government of Bolivia
5.950%, 08/22/2023		6,326	6,721

Brazil — 8.2%
Banco Nacional de Desenvolvimento Economico e Social
6.500%, 06/10/2019		100	109
6.500%, 06/10/2019 (C)		720	787
5.500%, 07/12/2020		200	212
5.500%, 07/12/2020 (C)		400	423
Brazil Letras do Tesouro Nacional
12.983%, 01/01/2016 (E)	BRL	24,150	7,002
12.154%, 01/01/2017 (E)	BRL	36,062	9,257
11.769%, 07/01/2018 (E)	BRL	26,243	5,688
8.185%, 01/01/2018 (E)	BRL	50,044	11,475
Brazil Loan Trust 1
5.477%, 07/24/2023 (C)		3,076	3,061
Brazil Minas SPE via State of Minas Gerais
5.333%, 02/15/2028		215	209
Brazil Notas do Tesouro Nacional Serie B
14.253%, 08/15/2020	BRL	5,660	4,616
Brazil Notas do Tesouro Nacional Serie F
10.000%, 01/01/2017	BRL	41,884	12,526
10.000%, 01/01/2018	BRL	25,766	7,606
10.000%, 01/01/2021	BRL	39,888	11,363
10.000%, 01/01/2023	BRL	27,272	7,630
10.000%, 01/01/2025	BRL	81,400	22,424
Caixa Economica Federal
4.250%, 05/13/2019		300	298

SEI Institutional Investments Trust / Annual Report / May 31, 2015	237

SCHEDULE OF INVESTMENTS

Emerging Markets Debt Fund (Continued)

May 31, 2015

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)

CIMPOR Financial Operations
5.750%, 07/17/2024 (C)		775	$690
Cosan Luxembourg
5.000%, 03/14/2023 (C)		946	891
ESAL GmbH
6.250%, 02/05/2023 (C)		1,122	1,142
Federal Republic of Brazil
10.125%, 05/15/2027		1,309	1,996
8.875%, 04/15/2024		445	598
8.250%, 01/20/2034		8,971	11,752
7.125%, 01/20/2037		9,820	11,759
5.000%, 01/27/2045		2,668	2,475
4.875%, 01/22/2021		440	467
2.625%, 01/05/2023		734	664
Gerdau Trade
5.750%, 01/30/2021 (C)		68	70
GTL Trade Finance
5.893%, 04/29/2024 (C)		1,003	986
JBS Finance II
8.250%, 01/29/2018		380	396
8.250%, 01/29/2018 (C)		550	574
Marfrig Holding Europe
8.375%, 05/09/2018		3,200	3,224
6.875%, 06/24/2019 (C)		425	399
Marfrig Overseas
9.500%, 05/04/2020 (C)		1,850	1,878
Minerva Luxembourg
7.750%, 01/31/2023		1,200	1,236
Petrobras Global Finance
4.875%, 03/17/2020		2,082	2,021
Petrobras International Finance
6.875%, 01/20/2040		302	284
5.750%, 01/20/2020		1,913	1,911
Rio Oil Finance Trust
6.250%, 07/06/2024 (C)		1,513	1,509

			151,608

Chile — 1.4%
Banco del Estado de Chile
4.125%, 10/07/2020		160	170
4.125%, 10/07/2020 (C)		300	319
3.875%, 02/08/2022 (C)		250	261
Bonos de la Tesoreria de la Republica en pesos
6.000%, 01/01/2020	CLP	90,000	160
6.000%, 01/01/2022	CLP	100,000	181
Empresa Electrica Angamos
4.875%, 05/25/2029 (C)		662	668
Empresa Nacional del Petroleo
6.250%, 07/08/2019		200	223
6.250%, 07/08/2019 (C)		30	34
5.250%, 08/10/2020		120	129

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)
5.250%, 08/10/2020 (C)		280	$301
4.375%, 10/30/2024 (C)		716	731
Nacional del Cobre de Chile
6.150%, 10/24/2036		958	1,132
6.150%, 10/24/2036 (C)		569	672
5.625%, 09/21/2035		1,760	1,997
5.625%, 10/18/2043		380	427
4.875%, 11/04/2044 (C)		6,949	7,012
4.500%, 08/13/2023 (C)		508	547
4.250%, 07/17/2042		685	633
3.875%, 11/03/2021		447	470
3.000%, 07/17/2022 (C)		1,310	1,288
Republic of Chile
5.500%, 08/05/2020	CLP	413,000	709
3.875%, 08/05/2020		334	364
3.250%, 09/14/2021		140	148
3.125%, 03/27/2025		950	971
2.250%, 10/30/2022		5,817	5,744
VTR Finance
6.875%, 01/15/2024 (C)		1,021	1,063

			26,354

China — 1.2%
Amber Circle Funding
3.250%, 12/04/2022		1,020	1,024
China Cinda Finance MTN
4.250%, 04/23/2025 (C)		764	745
CITIC
7.875%, 04/15/2049 (B)		224	234
6.800%, 01/17/2023		2,500	2,936
CNOOC Curtis Funding No. 1
4.500%, 10/03/2023		1,100	1,183
CNOOC Finance 2015
3.500%, 05/05/2025		297	295
Country Garden Holdings
7.875%, 05/27/2019		522	549
7.250%, 04/04/2021		73	74
7.250%, 04/04/2021		835	845
Longfor Properties MTN
6.875%, 10/18/2019		200	208
Sinochem Offshore Capital MTN
3.250%, 04/29/2019 (C)		1,012	1,032
Sinochem Overseas Capital
4.500%, 11/12/2020		5,354	5,755
Sinopec Capital 2013
3.125%, 04/24/2023 (C)		1,169	1,144
Sinopec Group Overseas Development 2013
4.375%, 10/17/2023		1,492	1,599
Sinopec Group Overseas Development 2014
4.375%, 04/10/2024 (C)		1,000	1,072

238	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)

Sinopec Group Overseas Development 2015
3.250%, 04/28/2025 (C)		1,395	$1,377
State Grid Overseas Investment 2014
4.125%, 05/07/2024 (C)		1,457	1,562

			21,634

Colombia — 5.8%
Bogota Distrito Capital
9.750%, 07/26/2028	COP	794,000	376
9.750%, 07/26/2028 (C)	COP	10,018,000	4,746
Citigroup Funding, CLN (Republic of Colombia)
11.000%, 07/24/2020	COP	8,365,000	4,025
Colombian TES
11.250%, 10/24/2018	COP	88,000	41
11.000%, 07/24/2020	COP	392,500	189
10.000%, 07/24/2024	COP	4,160,600	1,978
7.750%, 09/18/2030	COP	34,553,200	13,790
7.500%, 08/26/2026	COP	8,434,800	3,395
7.000%, 09/11/2019	COP	1,905,500	790
7.000%, 05/04/2022	COP	26,410,100	10,672
7.000%, 05/04/2022	COP	3,598,000	1,454
7.000%, 05/04/2022	COP	628,000	254
7.000%, 05/04/2022	COP	470,000	190
Emgesa ESP
8.750%, 01/25/2021	COP	1,640,000	679
Empresas Publicas de Medellin ESP
8.375%, 02/01/2021	COP	5,072,000	2,110
7.625%, 09/10/2024 (C)	COP	2,224,000	861
7.625%, 09/10/2024 (C)	COP	2,876,000	1,114
Financiera de Desarrollo Territorial Findeter
7.875%, 08/12/2024	COP	1,095,000	431
7.875%, 08/12/2024 (C)	COP	2,046,000	804
Pacific Rubiales Energy
5.625%, 01/19/2025 (C)		2,820	2,263
5.125%, 03/28/2023 (C)		544	435
Republic of Colombia
12.000%, 10/22/2015	COP	907,000	366
12.000%, 10/22/2015	COP	915,000	369
11.750%, 02/25/2020		2,543	3,484
9.850%, 06/28/2027	COP	7,914,000	3,891
9.850%, 06/28/2027	COP	369,000	181
8.125%, 05/21/2024		1,105	1,446
7.750%, 04/14/2021	COP	6,528,000	2,836
7.375%, 01/27/2017		4,610	5,037
7.375%, 03/18/2019		1,222	1,433
7.375%, 09/18/2037		9,889	12,794
6.125%, 01/18/2041		2,710	3,096
6.000%, 04/28/2028	COP	18,996,700	6,588
5.625%, 02/26/2044		2,056	2,215

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)

5.000%, 06/15/2045		3,467	$3,419
4.375%, 07/12/2021		3,932	4,156
4.375%, 03/21/2023	COP	8,136,000	2,905
4.000%, 02/26/2024		466	474
2.625%, 03/15/2023		599	557

			105,844

Costa Rica — 0.5%
Banco Nacional de Costa Rica
6.250%, 11/01/2023 (C)		290	294
Instituto Costarricense de Electricidad
6.950%, 11/10/2021		400	428
6.375%, 05/15/2043		290	247
Republic of Costa Rica
7.158%, 03/12/2045		600	593
7.158%, 03/12/2045 (C)		1,585	1,585
7.000%, 04/04/2044		1,800	1,755
7.000%, 04/04/2044 (C)		2,791	2,721
4.375%, 04/30/2025		376	337
4.375%, 04/30/2025 (C)		971	871
4.250%, 01/26/2023		1,546	1,442

			10,273

Croatia — 0.5%
Republic of Croatia
6.750%, 11/05/2019		855	946
6.625%, 07/14/2020		1,307	1,447
6.375%, 03/24/2021 (C)		2,903	3,190
6.250%, 04/27/2017		200	212
6.250%, 04/27/2017 (C)		590	625
5.875%, 07/09/2018	EUR	170	205
5.500%, 04/04/2023		2,000	2,107

			8,732

Dominican Republic — 1.4%
Republic of Dominican Republic
15.950%, 06/04/2021	DOP	4,500	129
11.500%, 05/10/2024	DOP	67,000	1,644
11.000%, 01/05/2018	DOP	7,560	175
11.000%, 07/30/2021 (C)	DOP	67,030	1,570
9.040%, 01/23/2018		1,506	1,622
8.625%, 04/20/2027		1,748	2,098
7.500%, 05/06/2021		5,018	5,620
7.500%, 05/06/2021 (C)		520	583
7.450%, 04/30/2044		1,324	1,466
7.450%, 04/30/2044 (C)		2,143	2,373
6.850%, 01/27/2045		525	543
6.850%, 01/27/2045 (C)		3,872	4,008
5.875%, 04/18/2024		380	398
5.875%, 04/18/2024 (C)		3,276	3,432

			25,661

SEI Institutional Investments Trust / Annual Report / May 31, 2015	239

SCHEDULE OF INVESTMENTS

Emerging Markets Debt Fund (Continued)

May 31, 2015

Description	Face Amount (1) (Thousands)	Market Value ($ Thousands)

Ecuador — 1.0%
EP PetroEcuador via Noble Sovereign Funding I
5.897%, 09/24/2019 (B)	4,598	$4,161
Republic of Ecuador
10.500%, 03/24/2020 (C)	4,979	5,228
9.375%, 12/15/2015	1,905	1,914
7.950%, 06/20/2024	6,750	6,396

		17,699

Egypt — 0.0%
Arab Republic of Egypt
6.875%, 04/30/2040	921	942

El Salvador — 0.7%
Republic of El Salvador
8.250%, 04/10/2032	888	997
7.750%, 01/24/2023	1,176	1,288
7.750%, 01/24/2023	821	899
7.650%, 06/15/2035	2,260	2,347
7.375%, 12/01/2019	440	481
6.375%, 01/18/2027	2,871	2,846
6.375%, 01/18/2027 (C)	1,835	1,819
5.875%, 01/30/2025	1,555	1,504
5.875%, 01/30/2025 (C)	828	801

		12,982

Ethiopia — 0.1%
Federal Democratic Republic of Ethiopia
6.625%, 12/11/2024	800	807
6.625%, 12/11/2024 (C)	1,649	1,663

		2,470

Gabon — 0.1%
Republic of Gabon
8.200%, 12/12/2017	620	659
6.375%, 12/12/2024	321	316
6.375%, 12/12/2024 (C)	331	326

		1,301

Georgia — 0.3%
Georgian Railway
7.750%, 07/11/2022	4,351	4,782

Ghana — 0.4%
Republic of Ghana
8.500%, 10/04/2017	327	338
8.500%, 10/04/2017 (C)	300	310
8.125%, 01/18/2026	3,660	3,459
8.125%, 01/18/2026 (C)	2,189	2,068
7.875%, 08/07/2023	1,200	1,130
7.875%, 08/07/2023 (C)	650	612

		7,917

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)

Guatemala — 0.1%
Comcel Trust
6.875%, 02/06/2024 (C)		1,370	$1,469
Republic of Guatemala
4.875%, 02/13/2028		672	679

			2,148

Honduras — 0.1%
Republic of Honduras
8.750%, 12/16/2020		1,241	1,409

Hong Kong — 0.1%
MCE Finance
5.000%, 02/15/2021		244	235
5.000%, 02/15/2021 (C)		88	85
Shimao Property Holdings
8.125%, 01/22/2021		800	840

			1,160

Hungary — 4.0%
Magyar Export-Import Bank Zrt
4.000%, 01/30/2020 (C)		1,144	1,164
Republic of Hungary
7.750%, 08/24/2015	HUF	43,220	155
7.625%, 03/29/2041		9,230	12,968
7.500%, 11/12/2020	HUF	164,830	717
7.000%, 06/24/2022	HUF	3,022,790	13,160
6.750%, 11/24/2017	HUF	27,380	108
6.500%, 06/24/2019	HUF	1,162,840	4,744
6.375%, 03/29/2021		1,454	1,679
6.250%, 01/29/2020		910	1,033
6.000%, 11/24/2023	HUF	470,110	1,979
5.750%, 11/22/2023		6,886	7,825
5.500%, 12/22/2016	HUF	783,950	2,947
5.500%, 12/20/2018	HUF	234,150	916
5.500%, 06/24/2025	HUF	2,473,530	10,226
5.375%, 02/21/2023		1,584	1,751
5.375%, 03/25/2024		618	685
5.000%, 03/30/2016	GBP	253	395
4.125%, 02/19/2018		4,298	4,497
4.000%, 04/25/2018	HUF	341,120	1,271
4.000%, 03/25/2019		2,302	2,400
3.500%, 06/24/2020	HUF	149,110	546
3.500%, 06/24/2020	HUF	162,070	594
2.500%, 06/22/2018	HUF	308,790	1,102

			72,862

India — 0.1%
ABJA Investment
5.950%, 07/31/2024		740	750
Export-Import Bank of India MTN
4.000%, 08/07/2017		265	276

240	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)

Vedanta Resources
8.250%, 06/07/2021 (C)		200	$197
7.125%, 05/31/2023 (C)		200	184
6.000%, 01/31/2019 (C)		341	319

			1,726

Indonesia — 7.9%
Deutsche Bank, CLN (Republic of Indonesia)
7.000%, 05/15/2022	IDR	6,000,000	426
7.000%, 05/15/2027	IDR	2,500,000	171
6.625%, 05/15/2033	IDR	6,800,000	428
JPMorgan, CLN (Republic of Indonesia)
7.000%, 05/15/2022	IDR	116,900,000	8,301
6.625%, 05/15/2033	IDR	3,500,000	220
Majapahit Holding
8.000%, 08/07/2019		200	233
8.000%, 08/07/2019 (C)		350	408
7.875%, 06/29/2037 (C)		215	258
Pelabuhan Indonesia III
4.875%, 10/01/2024		1,858	1,890
4.875%, 10/01/2024 (C)		200	203
Pertamina Persero MTN
6.500%, 05/27/2041 (C)		820	847
6.450%, 05/30/2044 (C)		2,412	2,490
6.000%, 05/03/2042		394	381
6.000%, 05/03/2042 (C)		1,450	1,401
5.625%, 05/20/2043		5,457	5,076
4.875%, 05/03/2022 (C)		550	567
Republic of Indonesia
12.800%, 06/15/2021	IDR	230,000	21
11.625%, 03/04/2019		258	342
11.625%, 03/04/2019		1,006	1,332
11.625%, 03/04/2019 (C)		2,500	3,309
11.000%, 09/15/2025	IDR	2,000,000	180
9.000%, 03/15/2029	IDR	185,892,000	14,830
8.500%, 10/12/2035		4,038	5,608
8.375%, 03/15/2024	IDR	306,862,000	23,467
8.375%, 09/15/2026	IDR	700,000	54
8.375%, 03/15/2034	IDR	187,736,000	14,197
8.250%, 06/15/2032	IDR	5,900,000	439
7.875%, 04/15/2019	IDR	68,624,000	5,158
7.750%, 01/17/2038		2,633	3,449
7.750%, 01/17/2038		6,451	8,451
7.000%, 05/15/2022	IDR	68,500,000	4,864
6.875%, 01/17/2018		2,379	2,682
6.750%, 01/15/2044 (C)		1,750	2,122
6.625%, 05/15/2033	IDR	34,970,000	2,201
6.625%, 02/17/2037		2,082	2,410
6.125%, 05/15/2028	IDR	18,170,000	1,135
5.875%, 01/15/2024		4,183	4,706
5.625%, 05/15/2023	IDR	71,594,000	4,618
5.250%, 01/17/2042		867	873

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)

5.125%, 01/15/2045 (C)		1,516	$1,505
4.875%, 05/05/2021		3,173	3,431
4.875%, 05/05/2021 (C)		200	216
4.125%, 01/15/2025		6,305	6,280
3.375%, 04/15/2023 (C)		3,263	3,145
2.875%, 07/08/2021 (C)	EUR	740	836

			145,161

Iraq — 0.2%
Republic of Iraq
5.800%, 01/15/2028		4,251	3,512

Israel — 0.0%
Altice Financing
8.000%, 12/15/2019	EUR	140	163

Italy — 0.0%
Wind Acquisition Finance
4.750%, 07/15/2020 (C)		68	69
4.000%, 07/15/2020 (C)	EUR	171	190

			259

Ivory Coast — 1.2%
Government of Ivory Coast
11.660%, 12/31/2032		3,527	3,368
11.660%, 12/31/2032		11,908	11,372
6.375%, 03/03/2028 (C)		3,659	3,659
5.375%, 07/23/2024 (C)		3,903	3,723

			22,122

Jamaica — 0.4%
Digicel Group
8.250%, 09/30/2020		1,750	1,815
7.125%, 04/01/2022 (C)		1,248	1,213
Government of Jamaica
7.625%, 07/09/2025		4,817	5,365

			8,393

Kazakhstan — 2.5%
Development Bank of Kazakhstan
4.125%, 12/10/2022		880	790
Halyk Savings Bank of Kazakhstan
7.250%, 01/28/2021		100	104
7.250%, 01/28/2021 (C)		700	727
KazAgro National Management Holding
4.625%, 05/24/2023		4,650	4,173
Kazakhstan Temir Zholy Finance
6.950%, 07/10/2042		500	485
6.375%, 10/06/2020 (C)		660	693

SEI Institutional Investments Trust / Annual Report / May 31, 2015	241

SCHEDULE OF INVESTMENTS

Emerging Markets Debt Fund (Continued)

May 31, 2015

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)

KazMunaiGaz Finance Sub MTN
9.125%, 07/02/2018		2,029	$2,296
9.125%, 07/02/2018 (C)		986	1,116
7.000%, 05/05/2020		3,902	4,171
6.375%, 04/09/2021		3,351	3,482
6.375%, 04/09/2021 (C)		4,114	4,275
KazMunayGas National
6.000%, 11/07/2044 (C)		2,318	1,977
5.750%, 04/30/2043		14,389	11,964
5.750%, 04/30/2043 (C)		4,674	3,895
4.875%, 05/07/2025 (C)		1,297	1,188
4.400%, 04/30/2023 (C)		2,895	2,653
Nostrum Oil & Gas Finance
6.375%, 02/14/2019 (C)		457	430
Republic of Kazakhstan
4.875%, 10/14/2044 (C)		423	379
3.875%, 10/14/2024 (C)		394	379
Samruk-Energy MTN
3.750%, 12/20/2017		700	679
Zhaikmunai Via Zhaikmunai International
7.125%, 11/13/2019 (C)		364	343

			46,199

Kenya — 0.5%
Kenya Infrastructure Bond
11.000%, 09/15/2025	KES	295,000	2,938
Republic of Kenya
6.875%, 06/24/2024		507	531
6.875%, 06/24/2024 (C)		4,827	5,053
5.875%, 06/24/2019 (C)		1,643	1,692

			10,214

Kuwait — 0.0%
NBK Tier 1 Financing
5.750%, 12/29/2049 (B)		413	425

Lithuania — 0.2%
Republic of Lithuania
7.375%, 02/11/2020		343	416
6.625%, 02/01/2022		200	244
6.625%, 02/01/2022 (C)		300	367
6.125%, 03/09/2021 (C)		1,716	2,018

			3,045

Malaysia — 5.2%
1MDB Global Investments
4.400%, 03/09/2023		2,600	2,262
Government of Malaysia
5.248%, 09/15/2028 (C)	MYR	1,050	319
4.935%, 09/30/2043	MYR	7,500	2,139
4.498%, 04/15/2030	MYR	1,540	437

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)

4.444%, 05/22/2024	MYR	14,600	$4,083
4.392%, 04/15/2026	MYR	12,223	3,425
4.378%, 11/29/2019	MYR	4,860	1,366
4.262%, 09/15/2016	MYR	18,260	5,053
4.181%, 07/15/2024	MYR	34,754	9,624
4.160%, 07/15/2021	MYR	7,164	1,991
4.048%, 09/30/2021	MYR	5,020	1,381
4.012%, 09/15/2017	MYR	12,660	3,503
3.955%, 09/15/2025	MYR	8,390	2,295
3.892%, 03/15/2027	MYR	2,325	621
3.889%, 07/31/2020	MYR	17,215	4,748
3.844%, 04/15/2033	MYR	1,960	504
3.835%, 08/12/2015	MYR	14,949	4,085
3.654%, 10/31/2019	MYR	22,840	6,229
3.580%, 09/28/2018	MYR	8,125	2,217
3.502%, 05/31/2027	MYR	1,050	269
3.492%, 03/31/2020	MYR	26,500	7,166
3.480%, 03/15/2023	MYR	19,004	5,022
3.418%, 08/15/2022	MYR	10,253	2,707
3.394%, 03/15/2017	MYR	3,233	883
3.314%, 10/31/2017	MYR	24,970	6,809
3.260%, 03/01/2018	MYR	20,690	5,610
3.197%, 10/15/2015	MYR	10,915	2,980
3.172%, 07/15/2016	MYR	9,460	2,588
Petronas Capital MTN
4.500%, 03/18/2045 (C)		1,300	1,326
3.500%, 03/18/2025 (C)		3,303	3,341

			94,983

Mexico — 8.9%
America Movil
7.125%, 12/09/2024	MXN	23,310	1,493
6.000%, 06/09/2019	MXN	14,350	932
BBVA Bancomer
6.750%, 09/30/2022 (C)		500	568
Cemex
6.125%, 05/05/2025 (C)		1,594	1,608
5.700%, 01/11/2025 (C)		245	241
Cemex Finance
9.375%, 10/12/2022		2,000	2,270
9.375%, 10/12/2022 (C)		779	884
6.000%, 04/01/2024 (C)		98	99
Comision Federal de Electricidad
5.750%, 02/14/2042 (C)		570	593
4.875%, 01/15/2024 (C)		288	302
Fermaca Enterprises S de RL
6.375%, 03/30/2038 (C)		430	453
JB y Compania
3.750%, 05/13/2025 (C)		399	399
Mexican Bonos
10.000%, 12/05/2024	MXN	250,600	20,917
10.000%, 11/20/2036	MXN	8,930	801
8.500%, 12/13/2018	MXN	14,390	1,039

242	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)

8.500%, 05/31/2029	MXN	23,897	$1,860
8.500%, 11/18/2038	MXN	81,205	6,385
8.000%, 12/17/2015	MXN	42,880	2,853
8.000%, 06/11/2020	MXN	17,410	1,258
7.750%, 12/14/2017	MXN	76,202	5,333
7.750%, 05/29/2031	MXN	118,609	8,662
7.750%, 11/23/2034	MXN	230	17
7.750%, 11/13/2042	MXN	4,090	300
7.500%, 06/03/2027	MXN	36,567	2,621
6.500%, 06/10/2021	MXN	55,859	3,775
6.500%, 06/09/2022	MXN	92,538	6,246
6.250%, 06/16/2016	MXN	37,533	2,503
5.000%, 06/15/2017	MXN	47,433	3,135
5.000%, 12/11/2019	MXN	135,460	8,692
Mexican Bonos, Ser M10
7.250%, 12/15/2016	MXN	50,991	3,483
Mexican Bonos, Ser M20
8.000%, 12/07/2023	MXN	60,732	4,465
Mexican Udibonos
4.500%, 11/22/2035	MXN	8,180	3,286
2.500%, 12/10/2020	MXN	7,527	2,610
2.000%, 06/09/2022	MXN	1,752	581
Mexico Cetes
3.410%, 03/03/2016 (E)	MXN	475,960	3,008
Petroleos Mexicanos
7.190%, 09/12/2024	MXN	69,790	4,396
6.625%, 06/15/2035		5,616	6,307
6.500%, 06/02/2041		600	657
6.375%, 01/23/2045		500	543
6.375%, 01/23/2045 (C)		1,016	1,102
5.750%, 03/01/2018		670	737
5.625%, 01/23/2046 (C)		498	492
4.250%, 01/15/2025 (C)		2,841	2,825
3.500%, 01/30/2023 (C)		210	201
Sixsigma Networks Mexico
8.250%, 11/07/2021 (C)		591	629
Southern Copper
3.875%, 04/23/2025		873	854
Trust F
5.250%, 12/15/2024‡ (C)		1,380	1,459
United Mexican States MTN
7.500%, 04/08/2033		468	658
6.050%, 01/11/2040		1,212	1,442
5.750%, 10/12/2110		478	498
5.550%, 01/21/2045		6,150	6,911
4.750%, 03/08/2044		3,744	3,773
4.600%, 01/23/2046		7,046	6,931
4.000%, 10/02/2023		2,336	2,435
3.600%, 01/30/2025		11,052	11,113
United Mexican States, Ser A MTN
6.750%, 09/27/2034		4,572	6,001

			163,636

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)

Mongolia — 0.8%
Development Bank of Mongolia MTN
5.750%, 03/21/2017		1,138	$1,118
Government of Mongolia MTN
5.125%, 12/05/2022		11,062	9,983
4.125%, 01/05/2018		3,048	2,919
Trade & Development Bank of Mongolia MTN
9.375%, 05/19/2020 (C)		453	482

			14,502

Montenegro — 0.0%
Republic of Montenegro
7.875%, 09/14/2015	EUR	140	156
5.375%, 05/20/2019	EUR	481	547

			703

Morocco — 0.2%
Kingdom of Morocco
5.500%, 12/11/2042		1,900	2,022
4.250%, 12/11/2022 (C)		632	656
OCP
5.625%, 04/25/2024 (C)		411	438

			3,116

Mozambique — 0.1%
Republic of Mozambique
6.305%, 09/11/2020		1,066	1,024

Nigeria — 0.6%
Republic of Nigeria
16.390%, 01/27/2022	NGN	141,837	789
16.000%, 06/29/2019	NGN	214,300	1,143
15.100%, 04/27/2017	NGN	29,439	151
14.200%, 03/14/2024	NGN	158,445	801
6.750%, 01/28/2021 (F)		4,026	4,217
6.750%, 01/28/2021 (C)		550	576
6.375%, 07/12/2023		3,266	3,344

			11,021

Pakistan — 0.4%
Republic of Pakistan
8.250%, 04/15/2024		5,175	5,589
7.250%, 04/15/2019 (C)		610	637
7.125%, 03/31/2016		100	103
7.125%, 03/31/2016		450	464
6.875%, 06/01/2017		10	10
6.875%, 06/01/2017		630	656

			7,459

SEI Institutional Investments Trust / Annual Report / May 31, 2015	243

SCHEDULE OF INVESTMENTS

Emerging Markets Debt Fund (Continued)

May 31, 2015

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)

Panama — 1.0%
Panama Notas del Tesoro
4.875%, 02/05/2021		840	$902
Republic of Panama
9.375%, 01/16/2023		595	821
9.375%, 04/01/2029		5,438	8,225
8.875%, 09/30/2027		1,613	2,331
8.125%, 04/28/2034		2,249	3,115
7.125%, 01/29/2026		100	128
6.700%, 01/26/2036		1,095	1,393
4.300%, 04/29/2053		140	128
4.000%, 09/22/2024		472	484
3.750%, 03/16/2025		1,296	1,301

			18,828

Paraguay — 0.5%
Republic of Paraguay
6.100%, 08/11/2044		1,187	1,276
6.100%, 08/11/2044 (C)		1,822	1,959
4.625%, 01/25/2023 (F)		4,006	4,106
4.625%, 01/25/2023 (C)		1,149	1,178
Telefonica Celular del Paraguay
6.750%, 12/13/2022		200	212
6.750%, 12/13/2022		900	953

			9,684

Peru — 1.6%
Abengoa Transmission Sur
6.875%, 04/30/2043 (C)		327	367
BBVA Banco Continental
5.250%, 09/22/2029 (B) (C)		794	813
Peru Enhanced Pass-Through Finance
4.680%, 06/02/2025 (C), (E)		1,000	753
2.091%, 05/31/2018 (E)		188	180
2.020%, 05/31/2018 (C), (E)		213	204
Republic of Peru
8.750%, 11/21/2033		3,185	4,985
8.200%, 08/12/2026	PEI	5,055	1,832
7.350%, 07/21/2025		2,372	3,178
6.950%, 08/12/2031	PEI	16,242	5,207
6.950%, 08/12/2031	PEI	7,279	2,334
6.850%, 02/12/2042	PEI	882	271
6.550%, 03/14/2037		2,248	2,917
5.700%, 08/12/2024	PEI	4,658	1,432
5.700%, 08/12/2024 (C)	PEI	14,227	4,376
5.625%, 11/18/2050		881	1,035

			29,884

Philippines — 0.3%
Development Bank of Philippines
5.500%, 03/25/2021		370	412

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)

National Power
9.625%, 05/15/2028		1,100	$1,707
Republic of Philippines
9.500%, 02/02/2030		376	629
6.375%, 01/15/2032		1,477	1,987
4.200%, 01/21/2024		599	666
3.900%, 11/26/2022	PHP	52,000	1,169

			6,570

Poland — 1.8%
Eileme 2
11.625%, 01/31/2020		350	392
Republic of Poland
5.750%, 09/23/2022	PLN	15,678	4,997
5.250%, 10/25/2017	PLN	9,130	2,624
4.000%, 10/25/2023	PLN	11,370	3,290
4.000%, 01/22/2024		1,742	1,862
3.250%, 07/25/2025	PLN	13,563	3,713
3.000%, 08/24/2016	PLN	11,967	3,286
2.750%, 08/25/2023	PLN	21,546	6,443
2.691%, 07/25/2016 (E)	PLN	1,980	517
2.500%, 07/25/2018	PLN	6,227	1,678
1.634%, 01/25/2016 (E)	PLN	11,526	3,038
0.000%, 07/25/2017 (E)	PLN	4,720	1,209

			33,049

Qatar — 0.3%
Ooredoo International Finance
7.875%, 06/10/2019		873	1,063
State of Qatar
6.400%, 01/20/2040		2,800	3,738

			4,801

Romania — 1.8%
Government of Romania MTN
6.750%, 02/07/2022		1,656	1,983
6.750%, 02/07/2022 (C)		390	467
6.125%, 01/22/2044 (C)		1,568	1,901
5.950%, 06/11/2021	RON	26,380	7,528
5.850%, 04/26/2023	RON	5,580	1,610
5.750%, 04/29/2020	RON	17,530	4,919
4.875%, 01/22/2024		158	173
4.875%, 01/22/2024 (C)		2,950	3,223
4.750%, 08/29/2016	RON	10,860	2,787
4.750%, 06/24/2019	RON	21,070	5,651
4.750%, 02/24/2025	RON	4,380	1,192
4.375%, 08/22/2023		1,670	1,765

			33,199

Russia — 6.5%
Alfa Bank via Alfa Bond Issuance
7.750%, 04/28/2021		2,600	2,636

244	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)

EDC Finance
4.875%, 04/17/2020		1,700	$1,564
Gazprom OAO Via Gaz Capital
9.250%, 04/23/2019		3,923	4,432
9.250%, 04/23/2019 (C)		489	552
6.510%, 03/07/2022 (C)		283	287
4.950%, 07/19/2022 (C)		204	192
Lukoil International Finance
3.416%, 04/24/2018 (C)		240	230
Ritekro
13.934%, 11/07/2022 (E) (G) (H)		538	269
Russian Federal Bond - OFZ
8.150%, 02/03/2027	RUB	41,888	682
7.600%, 04/14/2021	RUB	592,255	9,808
7.600%, 07/20/2022	RUB	526,434	8,552
7.500%, 03/15/2018	RUB	405,446	7,115
7.500%, 02/27/2019	RUB	935,706	16,055
7.400%, 04/19/2017	RUB	162,620	2,923
7.400%, 06/14/2017	RUB	44,700	800
7.350%, 01/20/2016	RUB	100,000	1,867
7.050%, 01/19/2028	RUB	274,209	4,025
7.000%, 11/24/2021 (D)	RUB	24,270	377
7.000%, 01/25/2023	RUB	328,216	5,126
7.000%, 08/16/2023	RUB	220,930	3,413
6.900%, 08/03/2016	RUB	59,436	1,087
6.800%, 12/11/2019	RUB	32,930	540
6.700%, 05/15/2019	RUB	204,041	3,392
6.400%, 05/27/2020	RUB	48,590	774
6.200%, 01/31/2018	RUB	459,473	7,818
Russian Foreign Bond - Eurobond
7.850%, 03/10/2018	RUB	145,000	2,561
7.850%, 03/10/2018 (C)	RUB	10,000	177
5.625%, 04/04/2042		2,400	2,314
5.000%, 04/29/2020		11,400	11,714
4.875%, 09/16/2023		2,800	2,772
4.875%, 09/16/2023 (C)		2,000	1,980
4.500%, 04/04/2022		1,200	1,177
3.500%, 01/16/2019		1,200	1,191
3.250%, 04/04/2017		1,400	1,425
Sistema via Sistema International Funding
6.950%, 05/17/2019		1,790	1,737
VEB-Leasing via VEB Leasing Investment
5.125%, 05/27/2016		340	340
VimpelCom Holdings
7.748%, 02/02/2021 (C)		198	203
7.504%, 03/01/2022 (C)		447	452
5.950%, 02/13/2023 (C)		95	88
5.200%, 02/13/2019 (C)		308	299
Vnesheconombank via VEB Finance
6.902%, 07/09/2020		1,635	1,627

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)

6.800%, 11/22/2025		3,190	$3,041
6.800%, 11/22/2025 (C)		600	572
5.450%, 11/22/2017		110	110
5.450%, 11/22/2017 (C)		340	339

			118,635

Senegal — 0.5%
Republic of Senegal
8.750%, 05/13/2021		1,390	1,562
8.750%, 05/13/2021 (C)		200	225
6.250%, 07/30/2024		7,579	7,428
6.250%, 07/30/2024 (C)		530	519

			9,734

Serbia — 0.4%
Republic of Serbia
7.250%, 09/28/2021		3,068	3,527
7.250%, 09/28/2021 (C)		300	345
5.875%, 12/03/2018		655	694
5.875%, 12/03/2018 (C)		1,623	1,720
4.875%, 02/25/2020		200	206

			6,492

Singapore — 0.1%
Government of Singapore
3.375%, 09/01/2033	SGD	1,850	1,482
3.000%, 09/01/2024	SGD	1,522	1,188

			2,670

Slovenia — 0.7%
Republic of Slovenia
5.850%, 05/10/2023		2,300	2,681
5.250%, 02/18/2024		7,310	8,234
4.125%, 02/18/2019		1,100	1,160

			12,075

South Africa — 5.3%
Eskom Holdings
6.750%, 08/06/2023		1,400	1,433
Eskom Holdings SOC
7.125%, 02/11/2025 (C)		7,794	8,030
Republic of South Africa
10.500%, 12/21/2026	ZAR	103,770	10,004
8.750%, 01/31/2044	ZAR	28,360	2,299
8.750%, 02/28/2048	ZAR	55,016	4,462
8.500%, 06/23/2017		2,100	2,373
8.500%, 01/31/2037	ZAR	60,179	4,817
8.250%, 09/15/2017	ZAR	27,059	2,274
8.250%, 03/31/2032	ZAR	107,296	8,462
8.000%, 12/21/2018	ZAR	103,522	8,655
8.000%, 01/31/2030	ZAR	127,819	10,007
7.750%, 02/28/2023	ZAR	60,147	4,874
7.250%, 01/15/2020	ZAR	46,149	3,731

SEI Institutional Investments Trust / Annual Report / May 31, 2015	245

SCHEDULE OF INVESTMENTS

Emerging Markets Debt Fund (Continued)

May 31, 2015

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)

7.000%, 02/28/2031	ZAR	44,220	$3,122
6.875%, 05/27/2019		940	1,078
6.750%, 03/31/2021	ZAR	54,420	4,258
6.500%, 02/28/2041	ZAR	28,542	1,802
6.250%, 03/31/2036	ZAR	42,210	2,648
5.875%, 05/30/2022		3,036	3,417
5.875%, 09/16/2025		5,356	6,078
5.500%, 03/09/2020		433	475
Transnet SOC
9.500%, 05/13/2021 (C)	ZAR	16,660	1,352
4.000%, 07/26/2022 (C)		305	293
ZAR Sovereign Capital Fund Propriety
3.903%, 06/24/2020 (C)		1,305	1,338

			97,282

Sri Lanka — 0.4%
Democratic Socialist Republic of Sri Lanka
6.250%, 10/04/2020 (C)		888	907
6.125%, 06/03/2025 (C)		1,480	1,480
6.000%, 01/14/2019		2,025	2,073
5.875%, 07/25/2022		1,300	1,290
5.875%, 07/25/2022 (C)		925	918

			6,668

Supranational — 0.2%
European Investment Bank MTN
8.500%, 09/17/2024	ZAR	11,350	920
Inter-American Development Bank MTN
7.350%, 09/12/2018	IDR	24,590,000	1,797
5.598%, 08/20/2015 (E)	IDR	10,910,000	806

			3,523

Thailand — 2.5%
Government of Thailand
5.670%, 03/13/2028	THB	3,000	114
3.875%, 06/13/2019	THB	280,570	8,933
3.850%, 12/12/2025	THB	160,000	5,223
3.650%, 12/17/2021	THB	271,930	8,649
3.625%, 06/16/2023	THB	435,290	13,816
3.580%, 12/17/2027	THB	72,150	2,269
3.250%, 06/16/2017	THB	59,000	1,816
1.250%, 03/12/2028	THB	28,944	771
1.200%, 07/14/2021	THB	78,989	2,256
PTT Exploration & Production
4.875%, 06/18/2019 (B) (C)		1,879	1,902

			45,749

Trinidad & Tobago — 0.1%
Republic of Trinidad & Tobago
4.375%, 01/16/2024 (C)		1,289	1,386

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)

Tunisia — 0.1%
Banque Centrale de Tunisie
5.750%, 01/30/2025 (C)		1,649	$1,701

Turkey — 6.6%
Export Credit Bank of Turkey
5.875%, 04/24/2019 (C)		200	212
5.000%, 09/23/2021 (C)		674	683
Finansbank
6.250%, 04/30/2019 (C)		1,612	1,647
Republic of Turkey
11.875%, 01/15/2030		1,050	1,816
10.700%, 02/24/2016	TRY	1,710	645
10.500%, 01/15/2020	TRY	7,030	2,789
10.400%, 03/27/2019	TRY	8,790	3,427
10.400%, 03/20/2024	TRY	2,700	1,097
9.500%, 01/12/2022	TRY	9,830	3,772
9.000%, 01/27/2016	TRY	11,400	4,251
9.000%, 03/08/2017	TRY	20,043	7,471
9.000%, 07/24/2024	TRY	26,309	9,888
8.800%, 11/14/2018	TRY	4,584	1,703
8.500%, 07/10/2019	TRY	22,562	8,285
8.500%, 09/14/2022	TRY	16,527	6,053
8.300%, 10/07/2015	TRY	3,069	1,148
8.300%, 06/20/2018	TRY	17,461	6,409
8.200%, 07/13/2016	TRY	10,113	3,733
8.000%, 03/12/2025	TRY	11,191	3,936
8.000%, 02/14/2034		900	1,204
7.400%, 02/05/2020	TRY	24,775	8,681
7.375%, 02/05/2025		4,040	4,939
7.250%, 03/05/2038		270	341
7.100%, 03/08/2023	TRY	8,160	2,734
7.000%, 06/05/2020		4,477	5,158
6.875%, 03/17/2036		5,409	6,522
6.750%, 04/03/2018		1,886	2,088
6.750%, 05/30/2040		3,104	3,733
6.625%, 02/17/2045 (F)		1,395	1,677
6.300%, 02/14/2018	TRY	4,490	1,570
6.250%, 09/26/2022		2,180	2,460
6.000%, 01/14/2041		3,115	3,434
5.625%, 03/30/2021		2,449	2,672
5.125%, 03/25/2022 (F)		1,520	1,612
4.250%, 04/14/2026		1,639	1,590
3.250%, 03/23/2023		40	38
TC Ziraat Bankasi
4.250%, 07/03/2019 (C)		1,710	1,713

			121,131

Ukraine — 0.0%
Government of Ukraine
9.250%, 07/24/2017		1,000	477

Uruguay — 0.7%
Republic of Uruguay PIK
7.875%, 01/15/2033		3,132	4,369

246	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)

Republic of Uruguay
7.625%, 03/21/2036		1,536	$2,135
5.100%, 06/18/2050		4,232	4,263
4.500%, 08/14/2024		1,482	1,586
Republic of Uruguay Treasury Bills
12.554%, 07/17/2015 (E)		9,152	337

			12,690

Venezuela — 2.5%
Petroleos de Venezuela
9.000%, 11/17/2021		4,501	1,985
8.500%, 11/02/2017		19,791	14,670
8.500%, 11/02/2017		330	245
6.000%, 05/16/2024		9,870	3,758
5.250%, 04/12/2017		20	11
5.250%, 04/12/2017		9,534	5,144
Republic of Venezuela
13.625%, 08/15/2018		1,493	1,101
13.625%, 08/15/2018		497	337
12.750%, 08/23/2022		2,827	1,385
12.750%, 08/23/2022		3,442	1,687
11.950%, 08/05/2031		1,294	591
11.950%, 08/05/2031		5	2
11.750%, 10/21/2026		1,000	460
11.750%, 10/21/2026		1,875	862
9.250%, 09/15/2027		1,546	687
9.250%, 05/07/2028		2,693	1,078
9.000%, 05/07/2023		616	251
8.250%, 10/13/2024		9,490	3,749
8.250%, 10/13/2024		577	228
7.750%, 10/13/2019		1,319	560
7.650%, 04/21/2025		20	8
7.650%, 04/21/2025		2,187	842
5.750%, 02/26/2016		3,062	2,570
5.750%, 02/26/2016		4,005	3,362

			45,573

Vietnam — 0.1%
Socialist Republic of Vietnam
6.750%, 01/29/2020		534	596
4.800%, 11/19/2024 (C)		1,246	1,269

			1,865

Zambia — 0.4%
Republic of Zambia
10.000%, 09/03/2015	ZMW	2,420	323
8.500%, 04/14/2024		1,075	1,161
8.500%, 04/14/2024 (C)		230	248
5.375%, 09/20/2022		2,980	2,734
Republic of Zambia Treasury Bills
22.791%, 08/24/2015 (E)	ZMW	2,240	293

Description		Face Amount (1) (Thousands)/Shares	Market Value ($ Thousands)

19.347%, 09/21/2015 (E)	ZMW	15,000	$1,926

			6,685

Total Global Bonds (Cost $1,837,660) ($ Thousands)			1,702,052

LOAN PARTICIPATION — 0.0%

Singapore — 0.0%
Morton Bay Senior
6.220%, 01/02/2049 (G) (H)		3,020	—

Total Loan Participation (Cost $3,020) ($ Thousands)			—

AFFILIATED PARTNERSHIP — 0.4%
SEI Liquidity Fund, L.P.
0.060%*† (I)		7,894,702	7,895

Total Affiliated Partnership (Cost $7,895) ($ Thousands)			7,895

TIME DEPOSITS — 4.2%
Brown Brothers Harriman
5.800%, 06/01/2015	ZAR	15	1
0.100%, 06/01/2015	SGD	9	7
0.079%, 06/01/2015	GBP	—	—
0.030%, 06/01/2015		76,236	76,236
(0.211)%, 06/01/2015	EUR	51	56
(1.000)%, 06/01/2015	CHF	—	—

Total Time Deposits (Cost $76,300) ($ Thousands)			76,300

Total Investments — 97.2% (Cost $1,924,875) ($ Thousands)			$1,786,247

A list of the open futures contracts held by the Fund at May 31, 2015, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
JSE Bond Future R2037	208	Aug-2015	$(21)
JSE Bond Future R208	962	Aug-2015	(64)
Korea 3-Year Bond	163	Jun-2015	81
U.S. 10-Year Treasury Note	37	Sep-2015	15
U.S. 10-Year Treasury Note	(149)	Sep-2015	(112)
U.S. 2-Year Treasury Note	17	Sep-2015	4
U.S. 2-Year Treasury Note	(165)	Sep-2015	(41)
U.S. 5-Year Treasury Note	(243)	Sep-2015	(97)
U.S. Long Treasury Bond	(13)	Sep-2015	(12)

			$(247)

For the year ended May 31, 2015, the total amount of all open futures contracts, as presented in the tables above, are representative of the volume of activity for this derivative type during the year.

SEI Institutional Investments Trust / Annual Report / May 31, 2015	247

SCHEDULE OF INVESTMENTS

Emerging Markets Debt Fund (Continued)

May 31, 2015

A list of the open forward foreign currency contracts held by the Fund at May 31, 2015, is as follows:

Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) ($ Thousands)
6/2/15-6/17/15	USD	17,945	KRW	20,060,751	$154
6/2/15-7/27/15	EUR	70,749	USD	78,195	621
6/2/15-9/1/15	BRL	328,455	USD	105,795	3,890
6/2/15-9/2/15	USD	62,489	BRL	198,117	(860)
6/2/15-9/16/15	KRW	39,745,957	USD	36,044	191
6/3/15-8/10/15	USD	103,270	EUR	93,533	(711)
6/3/15-11/20/15	IDR	458,604,205	USD	34,476	27
6/3/15-11/20/15	USD	44,270	IDR	590,664,328	(192)
6/5/15-6/17/15	MYR	101,148	USD	27,648	79
6/5/15-7/27/15	USD	60,227	PLN	220,741	(1,470)
6/5/15-9/17/15	USD	39,217	MYR	142,682	(407)
6/8/15	USD	2,237	RUB	117,941	1
6/8/15-6/17/15	PLN	43,238	USD	11,828	317
6/8/15-7/8/15	INR	1,483,575	USD	23,079	(81)
6/8/15-7/15/15	RUB	1,961,068	USD	37,346	456
6/8/15-8/13/15	USD	29,295	ZAR	353,570	(340)
6/8/15-8/13/15	ZAR	355,704	USD	29,173	65
6/8/15-9/16/15	USD	43,060	INR	2,752,306	(320)
6/9/15-6/17/15	CLP	12,619,887	USD	20,393	21
6/9/15-9/16/15	USD	43,387	CLP	26,784,892	(248)
6/10/15	GBP	262	USD	398	(1)
6/10/15-8/24/15	ILS	134,003	USD	34,162	(485)
6/11/15	CAD	12,673	USD	10,331	180
6/11/15-8/4/15	USD	18,348	COP	44,331,108	(941)
6/11/15-9/16/15	COP	63,146,949	USD	25,321	529
6/15/15-10/28/15	TRY	86,844	USD	32,448	115
6/17/15	CNY	80,302	USD	13,119	176
6/17/15	CZK	19,939	USD	780	(18)
6/17/15	PHP	458,047	USD	10,275	9
6/17/15	RON	36,553	USD	9,101	79
6/17/15	USD	10,903	ILS	42,582	104
6/17/15	USD	14,286	PEI	45,147	(15)
6/17/15	USD	5,717	SGD	7,750	28
6/17/15-6/18/15	EUR	11,167	HUF	3,378,325	(275)
6/17/15-6/25/15	USD	15,260	RON	62,493	166
6/17/15-7/7/15	EUR	34,857	PLN	141,207	(644)
6/17/15-7/7/15	USD	18,315	TWD	569,880	255
6/17/15-7/27/15	THB	463,589	USD	14,036	274
6/17/15-7/31/15	HUF	3,921,934	USD	14,396	502
6/17/15-7/31/15	USD	5,270	HUF	1,445,258	(152)
6/17/15-8/10/15	RON	88,449	EUR	19,835	(58)
6/17/15-8/17/15	MXN	247,600	USD	16,189	175
6/17/15-8/17/15	USD	36,442	MXN	557,768	(388)
6/17/15-8/18/15	SGD	40,152	USD	29,645	(106)
6/17/15-9/16/15	PEI	105,071	USD	33,169	89
6/17/15-9/16/15	USD	25,987	CNY	160,604	(171)
6/17/15-9/16/15	USD	22,397	PHP	999,152	(61)
6/17/15-9/30/15	TWD	976,401	USD	31,405	(422)
6/17/15-10/28/15	USD	39,441	TRY	105,105	(404)
6/18/15	HUF	2,462,885	EUR	8,054	105
6/29/15-7/7/15	PLN	68,290	EUR	16,604	34
7/10/15	AUD	8,764	USD	6,816	123
7/10/15	USD	6,806	AUD	8,764	(113)
7/10/15-9/15/15	CNH	70,571	USD	11,100	(229)
7/10/15-9/15/15	USD	24,863	CNH	156,381	241
7/27/15	USD	700	THB	23,250	(10)
8/10/15	EUR	12,777	RON	57,021	47
10/21/15-6/2/16	USD	9,714	NGN	2,405,733	474
12/4/15-3/23/16	NGN	1,492,152	USD	6,399	(84)

					$321

A list of the counterparties for the open forward foreign currency contracts held by the Fund at May 31, 2015, is as follows:

Counterparty	Currency to Deliver ($ Thousands)	Currency to Receive ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)
Barclays PLC	$(259)	$250	$(9)
Citigroup	(421,216)	420,281	(935)
Goldman Sachs	(515,281)	516,809	1,528
HSBC	(10,311)	10,262	(49)
JPMorgan Chase Bank	(343,736)	343,548	(188)
Standard Chartered	(216,491)	216,490	(1)
UBS	(2,315)	2,290	(25)

			$321

For the year ended May 31, 2015, the total amount of all open forward foreign currency contracts, as presented in the tables above, are representative of the volume of activity for this derivative type during the year.

248	SEI Institutional Investments Trust / Annual Report / May 31, 2015

A list of open OTC swap agreements held by the Fund at May 31, 2015, is as follows:

Interest Rate Swaps
Counterparty	Fund Pays	Fund Receives	Termination Date	Currency	Notional Amount (Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Goldman Sachs	3-Month ZAR - JIBAR	8.76%	01/16/2029	ZAR	65,000	$170
Goldman Sachs	1.04%	6-Month CZK - PRIBOR	05/20/2025	CZK	85,675	(21)
Goldman Sachs	4.53%	1-DAY CLP - CLICP	03/11/2025	CLP	1,015,968	139
Goldman Sachs	3-Month ZAR - JIBAR	8.30%	01/16/2024	ZAR	25,000	35
Goldman Sachs	3-Month ZAR - JIBAR	8.19%	12/20/2023	ZAR	16,000	15
Goldman Sachs	1-Year BRL-CDI	10.84%	01/03/2023	BRL	6,139	(193)
Goldman Sachs	1-Day BRL - CDI	11.99%	01/02/2023	BRL	3,000	(18)
Goldman Sachs	1-Day BRL - CDI	12.73%	01/04/2021	BRL	13,491	79
JPMorgan Chase Bank	5.33%	Columbia IBR Overnight Interbank	03/11/2020	COP	8,358,503	67
Goldman Sachs	5.12%	28-DAY MXN - TIIE	11/28/2019	MXN	17,000	4
Goldman Sachs	28-Day MXN - TIIE	6.82%	06/27/2019	MXN	273,456	77
Goldman Sachs	1-Year BRL-CDI	11.81%	01/02/2018	BRL	12,298	(91)
Goldman Sachs	1-Year BRL-CDI	11.98%	01/02/2018	BRL	11,341	(71)
Goldman Sachs	1-Day BRL - CDI	13.27%	01/02/2017	BRL	35,880	(8)
Goldman Sachs	2.45%	6-Month HUF - BUBOR	07/11/2016	HUF	3,518,440	(117)
Goldman Sachs	0.76%	3-Month ILS - TELBOR	05/22/2016	ILS	11,000	(20)
Goldman Sachs	0.95%	3-Month ILS - TELBOR	04/02/2016	ILS	7,800	(18)
Goldman Sachs	1.21%	3-Month ILS - TELBOR	02/14/2016	ILS	10,000	(31)
Goldman Sachs	3.31%	6-Month PLN - WIBOR	02/03/2016	PLN	37,500	(142)
Goldman Sachs	1.20%	3-Month ILS - TELBOR	01/16/2016	ILS	42,828	(129)
Goldman Sachs	1-Year BRL-CDI	11.59%	01/04/2016	BRL	6,632	(18)
Goldman Sachs	1-Year BRL-CDI	11.00%	01/04/2016	BRL	56,744	(383)
Goldman Sachs	1-Year BRL-CDI	11.92%	01/04/2016	BRL	18,744	(63)
JPMorgan Chase Bank	1.00%	6-Month CZK - PRIBOR	05/29/2025	CZK	26,000	(2)
Goldman Sachs	3.45%	6-Month HUF - BUBOR	05/11/2025	HUF	900,000	(129)
JPMorgan Chase Bank	3-Month ILS - TELBOR	2.67%	03/02/2025	ILS	13,092	(19)
Goldman Sachs	3-Month ILS - TELBOR	2.89%	02/26/2025	ILS	21,298	24
JPMorgan Chase Bank	4.29%	6-Month HUF - BUBOR	08/04/2024	HUF	1,000,000	(493)
JPMorgan Chase Bank	6-Month THB - BIBOR	2.13%	05/18/2020	THB	238,000	3
JPMorgan Chase Bank	0.50%	6-Month CZK - PRIBOR	05/05/2020	CZK	180,000	40
Goldman Sachs	0.59%	6-Month CZK - PRIBOR	03/13/2020	CZK	30,000	1
JPMorgan Chase Bank	0.54%	6-Month CZK - PRIBOR	02/16/2020	CZK	320,000	34
JPMorgan Chase Bank	3-Month ILS - TELBOR	1.14%	03/24/2019	ILS	125,000	(24)
JPMorgan Chase Bank	0.64%	3-Month ILS - TELBOR	07/31/2016	ILS	20,000	(61)

						$(1,363)

Cross Currency Swaps
Counterparty	Fund Pays	Fund Receives	Termination Date	Currency	Notional Amount of Currency Received (Thousands)	Notional Amount of Currency Delivered (Thousands)	Net Unrealized Depreciation ($ Thousands)
JPMorgan Chase Bank	3 Month USD - LIBOR	8.57%	10/28/2016	TRY	100,000	(44,783)	$(519)

A list of centrally cleared swap agreements held by the Fund at May 31, 2015, is as follows:

Interest Rate Swaps
Counterparty	Fund Pays	Fund Receives	Termination Date	Currency	Notional Amount (Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
CitiBank	2.34%	3 Month USD - LIBOR	02/06/2045	USD	320	$16
CitiBank	2.14%	3-Month USD - LIBOR	01/12/2025	USD	9,306	(57)
CitiBank	2.08%	3-Month USD - LIBOR	01/13/2025	USD	7,056	(2)

						$(43)

For the year ended May 31, 2015, the total amount of all open swap agreements, as presented in the tables above, are representative of the volume of activity for this derivative type during the year

Percentages are based on a Net Assets of $1,836,776 ($ Thousands).

*	The rate reported is the 7-day effective yield as of May 31, 2015.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(1)	In U.S. dollars unless otherwise indicated.

(A)	Security in default on interest payments.

(B)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of May 31, 2015.

(C)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(D)	Step Bonds — The rate reflected on the Schedule of Investments is the effective yield on May 31, 2015. The coupon on a step bond changes on a specified date.

(E)	The rate reported is the effective yield at time of purchase.

(F)	This security or a partial position of this security is on loan at May 31, 2015. The total market value of securities on loan at May 31, 2015 was $7,567 ($ Thousands).

(G)	Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total market value of such securities as of May 31, 2015 was $269 ($ Thousands) and represented 0.0% of Net Assets.

(H)	Securities considered illiquid. The total market value of such securities as of May 31, 2015 was $269 ($ Thousands) and represented 0.0% of Net Assets.

(I)	This security was purchased with cash collateral held from securities on loan (See Note 12). The total value of such securities as of May 31, 2015 was $7,895 ($ Thousands).

SEI Institutional Investments Trust / Annual Report / May 31, 2015	249

SCHEDULE OF INVESTMENTS

Emerging Markets Debt Fund (Concluded)

May 31, 2015

AUD — Australian Dollar

BIBOR — Bangkok Interbank Offered Rate

BRL — Brazilian Real

BUBOR — Budapest Interbank Offered Rate

CAD — Canadian Dollar

CDI — Average One-Day Interbank Deposit Rate

CHF — Swiss Franc

CLN — Credit Linked Note

CLP — Chilean Peso

CNH — Chinese Yuen (Offshore)

CNY — Chinese Yuen

CZK — Czech Koruna

COP — Colombian Peso

DOP — Dominican Peso

EUR — Euro

GBP — British Pound Sterling

HUF — Hungarian Forint

IDR — Indonesian Rupiah

ILS — Israeli Shekel

JIBAR — Johannesburg Interbank Agreed Rate

KES — Kenyan Shilling

KRW — Korean Won

LIBOR — London Interbank Offered Rate

L.P. — Limited Partnership

MTN — Medium Term Note

MXN — Mexican Peso

MYR — Malaysian Ringgit

NGN — Nigerian Naira

OTC — Over the Counter

PEI — Peruvian Inca

PHP — Philippine Peso

PIK — Payment-in-Kind

PLN — Polish Zloty

PRIBOR — Prague Interbank Offered Rate

RON — Romanian Leu

RUB — Russian Ruble

SGD — Singapore Dollar

Ser — Series

TELBOR — Tel Aviv Interbank Offered Rate

THB — Thai Bhat

TIIE — Equilibrium Interbank Interest Rate

TRY — New Turkish Lira

TWD — Taiwanese Dollar

USD — U.S. Dollar

WIBOR — Warsaw Interbank Offered Rate

ZAR — South African Rand

ZMW — Zambia Kwacha

The following is a list of the level of inputs used as of May 31, 2015, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3(1)	Total
Global Bonds	$—	$1,701,783	$269	$1,702,052
Loan Participation	—	—	—	—
Affiliated Partnership	—	7,895	—	7,895
Time Deposits	—	76,300	—	76,300

Total Investments in Securities	$—	$1,785,978	$269	$1,786,247

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Appreciation	$100	$—	$—	$100
Unrealized Depreciation	(347)	—	—	(347)
Forwards Contracts*
Unrealized Appreciation	—	9,527	—	9,527
Unrealized Depreciation	—	(9,206)	—	(9,206)

Other Financial Instruments	Level 1	Level 2	Level 3	Total
OTC Swaps
Interest Rate Swaps*
Unrealized Appreciation	$—	$688	$—	$688
Unrealized Depreciation	—	(2,051)	—	(2,051)
Cross Currency Swaps*
Unrealized Depreciation	—	(519)	—	(519)
Centrally Cleared Swaps
Interest Rate Swaps*
Unrealized Appreciation	—	16	—	16
Unrealized Depreciation	—	(59)	—	(59)

Total Other Financial Instruments	$(247)	$(1,604)	$—	$(1,851)

(1)	A reconciliation of Level 3 instruments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

*	Futures contracts, forwards contracts and swaps are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended May 31, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2015, there were transfers between Level 2 and Level 3 assets and liabilities. The transfers were due to changes in the availability of observable inputs used to determine fair value.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

250	SEI Institutional Investments Trust / Annual Report / May 31, 2015

SCHEDULE OF INVESTMENTS

Real Return Fund

May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS — 100.1%
U.S. Treasury Inflation-Protected Securities
2.625%, 07/15/2017	$10,740	$11,577
2.500%, 07/15/2016	14,479	15,071
2.375%, 01/15/2017	12,543	13,200
2.125%, 01/15/2019	10,507	11,494
1.875%, 07/15/2019	12,043	13,192
1.625%, 01/15/2018	11,345	12,031
1.375%, 07/15/2018	11,189	11,916
1.375%, 01/15/2020	14,597	15,689
0.125%, 04/15/2017	33,601	34,123
0.125%, 04/15/2018	37,371	38,048
0.125%, 04/15/2019	37,016	37,624
0.125%, 04/15/2020	13,489	13,656

Total U.S. Treasury Obligations (Cost $227,537) ($ Thousands)		227,621

TIME DEPOSIT — 0.2%
Brown Brothers Harriman
0.030%, 06/01/2015	373	373

Total Time Deposit (Cost $373) ($ Thousands)		373

Total Investments — 100.3% (Cost $227,910) ($ Thousands)		$227,994

Percentages are based on Net Assets of $227,335 ($ Thousands).

As of May 31, 2015, all of the Fund’s investments were considered level 2, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended May 31, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2015, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2015	251

SCHEDULE OF INVESTMENTS

Limited Duration Bond Fund

May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS — 41.3%

Consumer Discretionary — 2.0%
Comcast
6.500%, 01/15/2017	$3,830	$4,167
Hyundai Capital America
2.000%, 03/19/2018 (A)	2,250	2,264
Scripps Networks Interactive
2.800%, 06/15/2020	2,540	2,532
Walgreens Boots Alliance
1.750%, 11/17/2017	4,389	4,420

		13,383

Energy — 5.3%
BP Capital Markets
1.674%, 02/13/2018	2,370	2,390
Chevron
1.365%, 03/02/2018	3,280	3,289
1.345%, 11/15/2017	1,840	1,850
Chevron Phillips Chemical LLC
1.700%, 05/01/2018 (A)	2,535	2,545
CNOOC Nexen Finance
1.625%, 04/30/2017	800	798
Columbia Pipeline Group
2.450%, 06/01/2018 (A)	875	883
DCP Midstream Operating
2.500%, 12/01/2017	1,650	1,605
Energy Transfer Partners
6.125%, 02/15/2017	180	193
Enterprise Products Operating LLC
6.650%, 04/15/2018	2,092	2,375
1.650%, 05/07/2018	1,000	1,001
Kinder Morgan
7.000%, 06/15/2017	2,000	2,191
Kinder Morgan Energy Partners
5.950%, 02/15/2018	1,370	1,508
ONEOK Partners
2.000%, 10/01/2017	3,590	3,591
Petrobras Global Finance
3.250%, 03/17/2017	750	741

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Plains All American Pipeline
6.500%, 05/01/2018	$2,000	$2,262
Shell International Finance BV
2.125%, 05/11/2020	3,380	3,396
Statoil
0.479%, 11/09/2017 (B)	1,405	1,401
TransCanada PipeLines
1.875%, 01/12/2018	1,605	1,622
1.066%, 01/12/2018 (B)	1,205	1,208
Weatherford International
6.350%, 06/15/2017	370	397

		35,246

Financials — 23.9%
Abbey National Treasury Services
1.375%, 03/13/2017	2,000	2,009
AIG Global Funding MTN
1.650%, 12/15/2017 (A)	890	894
American Express Bank
6.000%, 09/13/2017	2,450	2,698
American Express Credit
1.300%, 07/29/2016	750	754
American Honda Finance MTN
1.550%, 12/11/2017	3,380	3,413
1.500%, 03/13/2018	1,500	1,507
American International Group MTN
5.600%, 10/18/2016	2,000	2,121
Bank of America
5.300%, 03/15/2017	850	905
1.700%, 08/25/2017	1,570	1,576
1.650%, 03/26/2018	850	850
1.250%, 02/14/2017	650	651
Bank of Montreal MTN
1.300%, 07/15/2016	4,660	4,688
Bank of New York Mellon MTN
1.350%, 03/06/2018	1,890	1,890
Bank of Nova Scotia
1.375%, 07/15/2016	1,700	1,713
Bank of Tokyo-Mitsubishi
1.550%, 09/09/2016 (A)	2,695	2,710
Barclays
2.000%, 03/16/2018	1,780	1,789
BB&T MTN
1.131%, 06/15/2018 (B)	1,425	1,438
Branch Banking & Trust
1.050%, 12/01/2016	1,680	1,683
Capital One Bank USA
1.150%, 11/21/2016	4,150	4,157
Citigroup
1.850%, 11/24/2017	960	966
1.800%, 02/05/2018	5,060	5,063
0.534%, 06/09/2016 (B)	600	598

252	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Cooperatieve Centrale Raiffeisen-Boerenleenbank
0.750%, 03/18/2016 (B)	$700	$702
Credit Suisse NY
1.700%, 04/27/2018	2,600	2,589
Daimler Finance North America LLC
1.375%, 08/01/2017 (A)	2,693	2,694
DNB Boligkreditt
1.450%, 03/21/2018 (A)	4,750	4,749
Export-Import Bank of Korea
1.027%, 01/14/2017 (B)	3,915	3,932
Fifth Third Bank
1.450%, 02/28/2018	5,100	5,082
Ford Motor Credit LLC
5.000%, 05/15/2018	1,750	1,897
1.500%, 01/17/2017	2,650	2,653
General Electric Capital MTN
5.625%, 09/15/2017	4,325	4,753
0.479%, 05/11/2016 (B)	1,045	1,047
Genworth Financial
8.625%, 12/15/2016	700	753
Goldman Sachs Group
2.375%, 01/22/2018	4,700	4,771
1.071%, 12/15/2017 (B)	1,500	1,504
Harley-Davidson Financial Services MTN
2.700%, 03/15/2017 (A)	670	687
1.550%, 11/17/2017 (A)	2,000	2,008
HSBC USA
1.300%, 06/23/2017	3,050	3,057
Huntington National Bank
1.300%, 11/20/2016	4,020	3,995
JPMorgan Chase
6.000%, 10/01/2017	2,450	2,698
1.700%, 03/01/2018	1,500	1,502
KeyBank
1.100%, 11/25/2016	1,850	1,852
0.772%, 11/25/2016 (B)	400	401
Korea Development Bank
0.901%, 01/22/2017 (B)	3,600	3,598
Lloyds Bank
1.750%, 05/14/2018	2,970	2,978
MassMutual Global Funding
2.000%, 04/05/2017 (A)	1,350	1,373
Metropolitan Life Global Funding I
1.500%, 01/10/2018 (A)	1,650	1,650
Morgan Stanley MTN
4.750%, 03/22/2017	3,480	3,689
2.125%, 04/25/2018	2,410	2,430
MUFG Union Bank
1.500%, 09/26/2016	700	705
Nissan Motor Acceptance MTN
1.950%, 09/12/2017 (A)	850	860

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

1.500%, 03/02/2018	$4,190	$4,198
PNC Bank
1.150%, 11/01/2016	3,171	3,178
Pricoa Global Funding I
1.350%, 08/18/2017 (A)	4,250	4,252
1.150%, 11/25/2016 (A)	1,380	1,383
Royal Bank of Canada
2.000%, 10/01/2018	3,500	3,551
0.634%, 03/08/2016 (B)	1,650	1,654
Santander Bank
2.000%, 01/12/2018	2,030	2,038
Sumitomo Mitsui Banking MTN
1.350%, 07/11/2017	1,300	1,298
Synchrony Financial
1.875%, 08/15/2017	1,190	1,194
Toronto-Dominion Bank
2.200%, 07/29/2015 (A)	6,000	6,016
Toyota Motor Credit MTN
1.250%, 10/05/2017	1,841	1,851
Travelers MTN
5.750%, 12/15/2017	875	976
UBS MTN
1.800%, 03/26/2018	2,250	2,252
US Bancorp MTN
1.650%, 05/15/2017	1,270	1,286
Volkswagen Group of America Finance LLC
1.600%, 11/20/2017 (A)	2,600	2,614
Volkswagen International Finance
2.375%, 03/22/2017 (A)	2,400	2,450
Voya Financial
2.900%, 02/15/2018	300	309
Wells Fargo MTN
2.625%, 12/15/2016	1,300	1,332
1.400%, 09/08/2017	3,200	3,211
0.907%, 04/23/2018 (B)	600	604

		160,329

Health Care — 4.7%
AbbVie
1.800%, 05/14/2018	2,125	2,128
Actavis Funding SCS
2.350%, 03/12/2018	2,880	2,908
Anthem
2.300%, 07/15/2018	1,214	1,232
1.875%, 01/15/2018	2,570	2,584
Bayer US Finance LLC
1.500%, 10/06/2017 (A)	4,395	4,426
Becton Dickinson
1.800%, 12/15/2017	2,580	2,598
Express Scripts Holding
2.650%, 02/15/2017	3,018	3,087
2.250%, 06/15/2019	1,790	1,788

SEI Institutional Investments Trust / Annual Report / May 31, 2015	253

SCHEDULE OF INVESTMENTS

Limited Duration Bond Fund (Continued)

May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

McLaren Health Care
1.964%, 05/15/2018	$1,270	$1,278
Mylan
1.350%, 11/29/2016	1,200	1,199
Perrigo
1.300%, 11/08/2016	1,480	1,479
UnitedHealth Group
1.400%, 12/15/2017	1,760	1,771
Zimmer Holdings
2.000%, 04/01/2018	2,345	2,363
Zoetis
1.150%, 02/01/2016	2,606	2,609

		31,450

Industrials — 0.8%
Hutchison Whampoa International
1.625%, 10/31/2017 (A)	730	729
John Deere Capital MTN
1.400%, 03/15/2017	150	152
MUFG Americas Holdings
1.625%, 02/09/2018	2,100	2,100
Penske Truck Leasing LP
3.750%, 05/11/2017 (A)	2,090	2,173

		5,154

Information Technology — 0.6%
Alibaba Group Holding
1.625%, 11/28/2017 (A)	750	752
Hewlett-Packard
3.000%, 09/15/2016	3,100	3,172

		3,924

Materials — 0.9%
Ecolab
1.450%, 12/08/2017	2,590	2,582
Freeport-McMoRan
2.300%, 11/14/2017	2,835	2,839
Glencore Finance Canada
2.050%, 10/23/2015 (A)	700	702

		6,123

Telecommunication Services — 1.8%
AT&T
5.500%, 02/01/2018	2,800	3,079
British Telecommunications
1.625%, 06/28/2016	2,605	2,623
Harris
1.999%, 04/27/2018	1,620	1,624
Verizon Communications
1.350%, 06/09/2017	3,390	3,388
0.664%, 06/09/2017 (B)	1,700	1,698

		12,412

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Utilities — 1.3%
Dayton Power & Light
1.875%, 09/15/2016	$1,985	$2,004
Georgia Power
0.591%, 03/15/2016 (B)	225	225
Oncor Electric Delivery LLC
5.000%, 09/30/2017	660	716
Southern Power
1.500%, 06/01/2018	4,200	4,194
West Penn Power
5.950%, 12/15/2017 (A)	470	519
Xcel Energy
1.200%, 06/01/2017	1,145	1,146

		8,804

Total Corporate Obligations (Cost $276,461) ($ Thousands)		276,825

ASSET-BACKED SECURITIES — 15.0%

Automotive — 10.8%
Ally Master Owner Trust, Ser 2012-5, Cl A
1.540%, 09/15/2019	3,000	3,014
Ally Master Owner Trust, Ser 2013-1, Cl A2
1.000%, 02/15/2018	400	401
Ally Master Owner Trust, Ser 2014-1, Cl A1
0.656%, 01/15/2019 (B)	3,260	3,267
Ally Master Owner Trust, Ser 2014-3, Cl A
1.330%, 03/15/2019	435	436
Ally Master Owner Trust, Ser 2014-4, Cl A1
0.586%, 06/17/2019 (B)	1,850	1,850
Capital Auto Receivables Asset Trust, Ser 2013-3, Cl B
2.320%, 07/20/2018	3,565	3,617
Capital Auto Receivables Asset Trust, Ser 2014-3, Cl A1
0.504%, 02/21/2017 (B)	765	765
CarMax Auto Owner Trust, Ser 2012-1, Cl C
2.200%, 10/16/2017	1,335	1,349
CarMax Auto Owner Trust, Ser 2012-1, Cl D
3.090%, 08/15/2018	3,195	3,242
CarMax Auto Owner Trust, Ser 2013-1, Cl A4
0.890%, 08/17/2018	600	599
CarMax Auto Owner Trust, Ser 2013-2, Cl B
1.210%, 01/15/2019	1,025	1,022

254	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

CarMax Auto Owner Trust, Ser 2013-4, Cl A4
1.280%, 05/15/2019	$1,240	$1,245
Chesapeake Funding LLC, Ser 2012-1A, Cl B
1.781%, 11/07/2023 (A) (B)	200	200
Chesapeake Funding LLC, Ser 2012-1A, Cl C
2.181%, 11/07/2023 (A) (B)	200	200
Chesapeake Funding LLC, Ser 2014-1A, Cl A
0.601%, 03/07/2026 (A) (B)	2,950	2,950
Chesapeake Funding LLC, Ser 2015-1A, Cl B
1.131%, 02/07/2027 (A) (B)	1,430	1,430
CPS Auto Receivables Trust, Ser 2013-C, Cl A
1.640%, 04/16/2018 (A)	463	464
CPS Auto Receivables Trust, Ser 2013-D, Cl A
1.540%, 07/16/2018 (A)	670	670
CPS Auto Receivables Trust, Ser 2014-A, Cl A
1.210%, 08/15/2018 (A)	333	332
CPS Auto Receivables Trust, Ser 2014-B, Cl A
1.110%, 11/15/2018 (A)	265	264
CPS Auto Receivables Trust, Ser 2014-C, Cl A
1.310%, 02/15/2019 (A)	444	443
Credit Acceptance Auto Loan Trust, Ser 2015-1A, Cl A
2.000%, 07/15/2022 (A)	1,395	1,396
Enterprise Fleet Financing LLC, Ser 2014-2, Cl A2
1.050%, 03/20/2020 (A)	1,500	1,500
First Investors Auto Owner Trust, Ser 2014-2A, Cl A3
1.490%, 12/15/2017 (A)	750	749
Ford Credit Floorplan Master Owner Trust, Ser 2012-2, Cl A
1.920%, 01/15/2019	3,245	3,293
Ford Credit Floorplan Master Owner Trust, Ser 2013-1, Cl B
1.120%, 01/15/2018	740	741
Ford Credit Floorplan Master Owner Trust, Ser 2013-1, Cl C
1.370%, 01/15/2018	950	952
Ford Credit Floorplan Master Owner Trust, Ser 2014-4, Cl A2
0.536%, 08/15/2019 (B)	2,190	2,183
GE Dealer Floorplan Master Note Trust, Ser 2012-3, Cl A
0.674%, 06/20/2017 (B)	1,035	1,035

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

GE Dealer Floorplan Master Note Trust, Ser 2013-1, Cl A
0.584%, 04/20/2016 (B)	$1,060	$1,060
GM Financial Automobile Leasing Trust, Ser 2014-1A, Cl A4
1.300%, 05/21/2018 (A)	1,140	1,144
GM Financial Automobile Leasing Trust, Ser 2015-1, Cl B
2.140%, 06/20/2019	1,425	1,432
GMF Floorplan Owner Revolving Trust, Ser 2015-1, Cl A1
1.650%, 05/15/2020 (A)	2,405	2,405
GMF Floorplan Owner Revolving Trust, Ser 2015-1, Cl B
1.970%, 05/15/2020 (A)	1,320	1,320
Harley-Davidson Motorcycle Trust, Ser 2013-1, Cl A4
0.870%, 07/15/2019	250	250
Mercedes-Benz Auto Receivables Trust, Ser 2013-1, Cl A4
1.130%, 11/15/2019	325	326
NextGear Floorplan Master Owner Trust, Ser 2014-1A, Cl A
1.920%, 10/15/2019 (A)	370	372
Nissan Auto Receivables Owner Trust, Ser 2013-C, Cl A3
0.670%, 08/15/2018	580	580
Porsche Innovative Lease Owner Trust, Ser 2014-1, Cl A4
1.260%, 09/21/2020 (A)	375	376
Prestige Auto Receivables Trust, Ser 2012-1A, Cl C
3.250%, 07/15/2019 (A)	1,429	1,449
Prestige Auto Receivables Trust, Ser 2013-1A, Cl A2
1.090%, 02/15/2018 (A)	161	161
Prestige Auto Receivables Trust, Ser 2014-1A, Cl A2
0.970%, 03/15/2018 (A)	540	540
Prestige Auto Receivables Trust, Ser 2014-1A, Cl B
1.910%, 04/15/2020 (A)	1,470	1,473
Prestige Auto Receivables Trust, Ser 2015-1, Cl A3
1.530%, 02/15/2021 (A)	1,050	1,047
Santander Drive Auto Receivables Trust, Ser 2012-1, Cl C
3.780%, 11/15/2017	647	652
Santander Drive Auto Receivables Trust, Ser 2012-2, Cl C
3.200%, 02/15/2018	1,214	1,223
Santander Drive Auto Receivables Trust, Ser 2012-3, Cl C
3.010%, 04/16/2018	2,208	2,225

SEI Institutional Investments Trust / Annual Report / May 31, 2015	255

SCHEDULE OF INVESTMENTS

Limited Duration Bond Fund (Continued)

May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Santander Drive Auto Receivables Trust, Ser 2012-4, Cl B
1.830%, 03/15/2017	$24	$24
Santander Drive Auto Receivables Trust, Ser 2012-4, Cl C
2.940%, 12/15/2017	2,345	2,372
Santander Drive Auto Receivables Trust, Ser 2012-5, Cl B
1.560%, 08/15/2018	149	149
Santander Drive Auto Receivables Trust, Ser 2012-6, Cl C
1.940%, 06/15/2016	1,050	1,055
Santander Drive Auto Receivables Trust, Ser 2012-AA, Cl C
1.780%, 11/15/2018 (A)	355	356
Santander Drive Auto Receivables Trust, Ser 2013-1, Cl C
1.760%, 01/15/2019	1,430	1,434
Santander Drive Auto Receivables Trust, Ser 2013-2, Cl B
1.330%, 03/15/2018	1,105	1,106
Santander Drive Auto Receivables Trust, Ser 2013-4, Cl A3
1.110%, 12/15/2017	390	390
Santander Drive Auto Receivables Trust, Ser 2013-A, Cl A3
1.020%, 02/15/2016 (A)	534	535
SMART Trust, Ser 2011-4USA, Cl A4A
2.280%, 08/14/2017 (A)	224	224
SMART Trust, Ser 2012-4US, Cl A4A
1.250%, 08/14/2018	235	235
Susquehanna Auto Receivables Trust, Ser 2014-1A, Cl A3
1.000%, 02/15/2018 (A)	550	550
Volkswagen Auto Lease Trust, Ser 2014-A, Cl A4
0.990%, 07/20/2018	740	741
Westlake Automobile Receivables Trust, Ser 2014-2A, Cl A2
0.970%, 10/16/2017 (A)	965	965
Westlake Automobile Receivables Trust, Ser 2014-2A, Cl B
1.580%, 04/15/2020 (A)	500	501
Westlake Automobile Receivables Trust, Ser 2014-2A, Cl C
2.240%, 04/15/2020 (A)	575	578
Westlake Automobile Receivables Trust, Ser 2015-1A, Cl B
1.680%, 11/16/2020 (A)	1,845	1,837
Westlake Automobile Receivables Trust, Ser 2015-1A, Cl C
2.290%, 11/16/2020 (A)	1,600	1,605

		72,301

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Credit Cards — 1.6%
American Express Credit Account Master Trust, Ser 2008-2, Cl A
1.446%, 09/15/2020 (B)	$1,120	$1,150
American Express Credit Account Master Trust, Ser 2014-4, Cl A
1.430%, 06/15/2020	1,250	1,256
Chase Issuance Trust, Ser 2012-A2, Cl A2
0.456%, 05/15/2019 (B)	1,625	1,626
Chase Issuance Trust, Ser 2012-A3, Cl A3
0.790%, 06/15/2017	775	775
Chase Issuance Trust, Ser 2013-A1, Cl A1
1.300%, 02/18/2020	550	550
Chase Issuance Trust, Ser 2014-A3, Cl A3
0.386%, 05/15/2018 (B)	840	840
Citibank Credit Card Issuance Trust, Ser 2013-A10, Cl A10
0.730%, 02/07/2018	1,425	1,427
Discover Card Execution Note Trust, Ser 2014-A5, Cl A
1.390%, 04/15/2020	1,150	1,155
Golden Credit Card Trust, Ser 2012-2A, Cl A1
1.770%, 01/15/2019 (A)	1,000	1,012
Golden Credit Card Trust, Ser 2012-3A, Cl A
0.636%, 07/17/2017 (A) (B)	300	300
Synchrony Credit Card Master Note Trust, Ser 2012-6, Cl A
1.360%, 08/17/2020	916	917

		11,008

Mortgage Related Securities — 0.8%
Aegis Asset Backed Securities Trust Mortgage Pass-Through Certificates, Ser 2004-2, Cl A1
0.785%, 06/25/2034 (B)	586	580
Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates, Ser 2004-4, Cl A1
0.905%, 10/25/2034 (B)	850	836
Bear Stearns Asset-Backed Securities Trust, Ser 2004-2, Cl A1
1.181%, 08/25/2034 (B)	336	336
Merrill Lynch Mortgage Investors Trust, Ser 2006-FF1, Cl M1
0.405%, 08/25/2036 (B)	3,400	3,308

		5,060

256	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Other Asset-Backed Securities — 1.8%
Ascentium Equipment Receivables, Ser 2014-1A, Cl A2
1.040%, 01/10/2017 (A)	$296	$296
Bear Stearns Asset-Backed Securities Trust, Ser 2004-SD3, Cl A3
0.755%, 09/25/2034 (B)	320	314
CenterPoint Energy Restoration Bond LLC, Ser 2009-1, Cl A2
3.460%, 08/15/2019	1,460	1,513
CIT Equipment Collateral, Ser 2014-VTI, Cl A3
1.690%, 10/21/2019	470	471
GE Equipment Midticket LLC, Ser 2014-1, Cl A3
1.140%, 05/22/2018	200	200
GE Equipment Small Ticket LLC, Ser 2014-1A, Cl A4
1.440%, 10/25/2021 (A)	1,665	1,675
HLSS Servicer Advance Receivables Backed Notes, Ser 2013-T3, Cl B3
2.140%, 05/15/2046 (A)	1,000	995
John Deere Owner Trust, Ser 2012-B, Cl A3
0.530%, 07/15/2016	56	56
John Deere Owner Trust, Ser 2014-B, Cl A3
1.070%, 11/15/2018	1,000	1,001
Kubota Credit Owner Trust, Ser 2014-1A, Cl A3
1.160%, 05/15/2018 (A)	2,000	2,004
Navient Student Loan Trust, Ser 2014-1, Cl A1
0.435%, 03/25/2021 (B)	871	870
Saxon Asset Securities Trust, Ser 2006-1, Cl A2C
0.505%, 03/25/2036 (B)	437	427
SLM Student Loan Trust, Ser 2006-10, Cl A4
0.347%, 07/25/2023 (B)	171	171
SLM Student Loan Trust, Ser 2007-2, Cl A2
0.277%, 07/25/2017 (B)	352	351
Structured Asset Securities, Ser 2005-WF1, Cl A3
0.845%, 02/25/2035(B)	2,015	2,001

		12,345

Total Asset-Backed Securities (Cost $100,656) ($ Thousands)		100,714

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES — 10.7%

Agency Mortgage-Backed Obligations — 2.9%
FHLMC
4.000%, 06/01/2025	$1,013	$1,085
2.259%, 03/01/2037	339	360
FHLMC CMO, Ser 2010-3747, Cl PA
4.000%, 04/15/2038	523	558
FHLMC CMO, Ser 2010-3753, Cl PD
3.000%, 09/15/2039	1,415	1,448
FHLMC Multifamily Structured Pass-Through Certificates, Ser 2010-K008, Cl A1
2.746%, 12/25/2019	295	305
FHLMC Multifamily Structured Pass-Through Certificates, Ser K001, Cl A2
5.651%, 04/25/2016 (B)	275	284
FHLMC Multifamily Structured Pass-Through Certificates, Ser K501, Cl A2
1.655%, 11/25/2016	835	844
FNMA
5.000%, 06/01/2019	127	135
2.500%, 04/01/2027	1,367	1,403
1.220%, 08/01/2017	675	679
FNMA CMO, Ser 2008-18, Cl HD
4.000%, 12/25/2018	218	225
FNMA CMO, Ser 2009-70, Cl NL
3.000%, 08/25/2019	210	215
FNMA CMO, Ser 2011-23, Cl AB
2.750%, 06/25/2020	227	232
FNMA CMO, Ser 2012-29, Cl NA
3.500%, 03/25/2042	828	852
GNMA ARM (B)
3.000%, 02/20/2041	752	782
2.500%, 04/20/2042	314	325
2.000%, 10/20/2042	625	642
1.625%, 08/20/2040	610	633
GNMA CMO, Ser 2004-17, Cl MA
5.000%, 02/16/2032	133	136
GNMA CMO, Ser 2010-162, Cl PQ
4.500%, 06/16/2039	256	270
GNMA CMO, Ser 2011-106, Cl ME
3.000%, 06/20/2038	341	346
GNMA CMO, Ser 2012-31, Cl QJ
3.000%, 12/20/2039	792	818
GNMA, Ser 2012-109, Cl AB
1.388%, 09/16/2044	1,146	1,124
GNMA, Ser 2013-105, Cl A
1.705%, 02/16/2037	1,419	1,410

SEI Institutional Investments Trust / Annual Report / May 31, 2015	257

SCHEDULE OF INVESTMENTS

Limited Duration Bond Fund (Continued)

May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

GNMA, Ser 2013-12, Cl AB
1.826%, 11/16/2052	$1,552	$1,513
GNMA, Ser 2013193, Cl AB
2.000%, 12/16/2049	844	849
GNMA, Ser 2014-103, Cl AB
1.742%, 06/16/2053	796	818
NCUA Guaranteed Notes CMO, Ser 2011-R2, Cl 1A
0.578%, 02/06/2020 (B)	954	958

		19,249

Non-Agency Mortgage-Backed Obligations — 7.8%
Agate Bay Mortgage Trust, Ser 2015-2, Cl A7
3.500%, 03/25/2045 (A) (B)	2,011	2,073
BAMLL Commercial Mortgage Securities Trust, Ser 2013-DSNY, Cl A
1.236%, 09/15/2026 (A) (B)	700	699
BAMLL Commercial Mortgage Securities Trust, Ser 2014-ICTS, Cl A
0.986%, 06/15/2028 (A) (B)	1,250	1,251
Bear Stearns Commercial Mortgage Securities, Ser 2005-PWR8, Cl A4
4.674%, 06/11/2041	51	50
BLCP Hotel Trust, Ser 2014-CLRN, Cl A
1.136%, 08/15/2029 (A) (B)	350	349
CD Commercial Mortgage Trust, Ser 2005-CD1, Cl A4
5.226%, 07/15/2044 (B)	392	393
Citigroup Commercial Mortgage Trust, Ser 2012-GC8, Cl A2
1.813%, 09/10/2045	635	642
Citigroup Commercial Mortgage Trust, Ser 2013-GC11, Cl A2
1.987%, 04/10/2046	985	997
Citigroup Commercial Mortgage Trust, Ser 2013-SMP, Cl A
2.110%, 01/12/2030 (A)	667	677
Citigroup Commercial Mortgage Trust, Ser 2014-388G, Cl A
0.936%, 06/15/2033 (A) (B)	1,925	1,921
COMM Mortgage Trust, Ser 2012-9W57, Cl A
2.365%, 02/10/2029 (A)	1,710	1,745
COMM Mortgage Trust, Ser 2013-CR9, Cl A1
1.344%, 07/10/2045	533	534
COMM Mortgage Trust, Ser 2014-BBG, Cl A
0.986%, 03/15/2029 (A) (B)	1,590	1,588

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

COMM Mortgage Trust, Ser 2014-PAT, Cl A
0.986%, 08/13/2027 (A) (B)	$320	$319
COMM Mortgage Trust, Ser 2014-UBS4, Cl A2
2.963%, 08/10/2019	600	624
CSMC Trust, Ser 2014-TIKI, Cl A
1.140%, 09/15/2038 (A) (B)	1,000	997
CSMC Trust, Ser 2014-WIN1, Cl 1A1
3.000%, 08/25/2029 (A) (B)	1,719	1,759
CSMC Trust, Ser 2014-WIN1, Cl 2A5
3.000%, 09/25/2044 (A) (B)	951	967
CSMC, Ser 2014-ICE, Cl A
1.050%, 04/15/2027 (A) (B)	1,050	1,047
CSMLT Trust, Ser 2015-1, Cl A3
3.500%, 05/25/2045 (A)	3,705	3,802
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-DNA1, Cl M1
1.080%, 10/25/2027 (A) (B)	2,481	2,478
GS Mortgage Securities Trust, Ser 2010-C1, Cl A1
3.679%, 05/10/2020 (A)	370	383
GS Mortgage Securities Trust, Ser 2010-C2, Cl A1
3.849%, 12/10/2043 (A)	219	223
Homestar Mortgage Acceptance, Ser 2004-3, Cl AV1
0.635%, 07/25/2034 (A) (B)	1,157	1,147
Impac CMB Trust Series, Ser 2003-8, Cl 1A1
0.861%, 10/25/2033 (A) (B)	283	277
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C22, Cl A1
1.451%, 06/15/2019	1,072	1,073
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2005-LDP4, Cl A4
4.918%, 10/15/2042 (B)	130	131
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2011-PLSD, Cl A2
3.364%, 11/13/2044 (A)	2,750	2,834
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2014-CBM, Cl A
1.086%, 10/15/2029 (A) (B)	1,500	1,498
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2014-FL5, Cl A
1.166%, 07/15/2031 (A) (B)	600	599

258	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2014-PHH, Cl A
1.382%, 08/15/2027 (A) (B)	$2,910	$2,914
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2015-CSMO, Cl A
1.432%, 01/15/2032 (A) (B)	3,980	3,982
JPMorgan Chase Commercial Mortgage Securities Trust, Ser C19, Cl A1
1.266%, 04/15/2047	401	401
JPMorgan Trust, Ser 2015-3, Cl A5
3.500%, 05/25/2045 (A) (B)	2,695	2,761
Merrill Lynch Mortgage Trust, Ser 2005-LC1, Cl A4
5.291%, 01/12/2044 (B)	596	602
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2012-C5, Cl A2
1.972%, 08/15/2045	1,290	1,308
Morgan Stanley Capital I Trust, Ser 2012-C4, Cl A2
2.111%, 03/15/2045	1,275	1,294
WFRBS Commercial Mortgage Trust, Ser 2011-C2A2, Cl A2
3.791%, 02/15/2044 (A)	95	96
WFRBS Commercial Mortgage Trust, Ser 2011-C5, Cl A2
2.684%, 11/15/2044	100	102
WFRBS Commercial Mortgage Trust, Ser 2013-C12, Cl A2
2.072%, 03/15/2048	1,125	1,143
WFRBS Commercial Mortgage Trust, Ser 2014-C21, Cl A2
2.917%, 08/15/2047	500	520
WFRBS Commercial Mortgage Trust, Ser 2014-C25, Cl A1
1.518%, 11/15/2047	930	931
WinWater Mortgage Loan Trust, Ser 2015-A, Cl A5
3.500%, 05/27/2045 (A) (B)	3,185	3,274

		52,405

Total Mortgage-Backed Securities (Cost $71,634) ($ Thousands)		71,654

MUNICIPAL BONDS — 2.9%
Babylon, BAN
1.000%, 08/01/2015	890	891
California State, Build America Project, GO
6.200%, 10/01/2019	1,290	1,519

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Georgia State, Electric Authority, RB
3.552%, 01/01/2017	$810	$839
Hawaii State, Highway Revenue Authority, Ser C, RB
0.700%, 01/01/2016	850	850
Indiana Bond Bank, RB
3.908%, 08/01/2016	1,750	1,814
Intermountain Power Agency, Sub-Ser B, RB
1.333%, 07/01/2017	525	525
Kentucky State, Commission Revenue Board, RB
1.028%, 04/01/2016	190	190
Kentucky State, Property & Building Commission, Build America Project, RB
4.077%, 11/01/2015	600	608
Louisville, Regional Airport Authority, Ser C, RB
0.769%, 07/01/2016	1,000	1,001
Michigan State, Ser A, GO
1.625%, 05/15/2017	1,000	1,012
New Jersey State, Economic Development Authority, Ser Q, RB
1.802%, 06/15/2017	4,715	4,683
New Jersey State, Transportation Trust Fund Authority, Ser B, RB
1.758%, 12/15/2018	1,000	985
New York City, Sub-Ser G,
1.700%, 04/01/2017	1,020	1,030
Orange County, Ser A, RB
0.580%, 11/02/2015	1,185	1,185
Saint Paul, Housing & Redevelopment Authority, RB
1.838%, 07/01/2018	1,155	1,155
Salt Lake City, Redevelopment Agency, Performing Arts Center Project, TA
3.000%, 04/01/2016	1,400	1,426

Total Municipal Bonds (Cost $19,765) ($ Thousands)		19,713

SOVEREIGN DEBT — 0.6%
Province of Ontario
1.600%, 09/21/2016	4,000	4,048

Total Sovereign Debt (Cost $4,044) ($ Thousands)		4,048

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.6%
FHLMC
1.400%, 05/25/2018	2,000	2,004

SEI Institutional Investments Trust / Annual Report / May 31, 2015	259

SCHEDULE OF INVESTMENTS

Limited Duration Bond Fund (Concluded)

May 31, 2015

Description	Face Amount ($ Thousands)/Shares	Market Value ($ Thousands)

1.250%, 12/05/2017	$1,600	$1,600

Total U.S. Government Agency Obligations (Cost $3,601) ($ Thousands)		3,604

U.S. TREASURY OBLIGATIONS — 12.3%
U.S. Treasury Notes
3.125%, 05/15/2019	18,410	19,737
1.000%, 11/30/2019	21,300	20,932
0.750%, 02/28/2018	9,150	9,118
0.625%, 11/30/2017	10,825	10,781
0.625%, 04/30/2018	2,400	2,380
0.500%, 07/31/2017	19,600	19,530

Total U.S. Treasury Obligations (Cost $82,045) ($ Thousands)		82,478

CASH EQUIVALENT — 0.7%
SEI Daily Income Trust, Prime Obligation Fund, Cl A
0.010%*†	4,935,526	4,936

Total Cash Equivalent (Cost $4,936) ($ Thousands)		4,936

Total Investments — 84.1% (Cost $563,142) ($ Thousands)		$563,972

Percentages are based on a Net Assets of $670,579 ($ Thousands).

*	The rate reported is the 7-day effective yield as of May 31, 2015.

†	Investment in Affiliated Security (see Note 6).

(A)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(B)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of May 31, 2015.

ARM — Adjustable Rate Mortgage

BAN — Bond Anticipation Note

Cl — Class

CMO — Collateralized Mortgage Obligation

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

GO — General Obligation

LLC — Limited Liability Company

LP — Limited Partnership

MTN — Medium Term Note

NCUA — National Credit Union Association

RB — Revenue Bond

Ser — Series

TA — Tax Allocation

The following is a list of the level of inputs used as of May 31, 2015, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Obligations	$—	$276,825	$—	$276,825
Asset-Backed Securities	—	100,714	—	100,714
Mortgage-Backed Securities	—	71,654	—	71,654
Municipal Bonds	—	19,713	—	19,713
Sovereign Debt	—	4,048	—	4,048
U.S. Government Agency Obligations	—	3,604	—	3,604
U.S. Treasury Obligations	—	82,478	—	82,478
Cash Equivalent	4,936	—	—	4,936

Total Investments in Securities	$4,936	$559,036	$—	$563,972

For the year ended May 31, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2015, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

260	SEI Institutional Investments Trust / Annual Report / May 31, 2015

SCHEDULE OF INVESTMENTS

Intermediate Duration Credit Fund

May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS — 90.6%

Consumer Discretionary — 4.8%
21st Century Fox America
8.150%, 10/17/2036	$40	$56
7.850%, 03/01/2039	1,100	1,566
7.700%, 10/30/2025	200	263
6.900%, 08/15/2039	2,170	2,841
6.200%, 12/15/2034	60	73
6.150%, 02/15/2041	320	386
Amazon.com
4.950%, 12/05/2044	2,510	2,574
1.200%, 11/29/2017	970	970
American Honda Finance
2.125%, 10/10/2018	5,610	5,722
Comcast
7.050%, 03/15/2033	40	53
6.950%, 08/15/2037	5,555	7,414
6.300%, 11/15/2017	2,316	2,597
5.650%, 06/15/2035	170	201
4.600%, 08/15/2045	1,225	1,272
4.200%, 08/15/2034	4,130	4,137
3.375%, 02/15/2025	2,745	2,786
3.375%, 08/15/2025	5,980	6,063
Comcast Cable Communications Holdings
9.455%, 11/15/2022	950	1,356
DIRECTV Holdings LLC
4.450%, 04/01/2024	2,630	2,761
Ford Holdings
9.300%, 03/01/2030	287	434
Ford Motor
7.450%, 07/16/2031	755	984
7.400%, 11/01/2046	340	477
Home Depot
5.400%, 03/01/2016	8,000	8,295
4.400%, 04/01/2021	2,130	2,382
4.400%, 03/15/2045	840	867
2.250%, 09/10/2018	2,000	2,053
NBCUniversal Media LLC
5.950%, 04/01/2041	530	645

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

NVR
3.950%, 09/15/2022	$765	$791
QVC
5.450%, 08/15/2034	1,990	1,904
4.375%, 03/15/2023	1,395	1,404
Target
6.500%, 10/15/2037	1,780	2,387
3.500%, 07/01/2024	4,390	4,569
2.300%, 06/26/2019	3,700	3,771
Time Warner
6.250%, 03/29/2041	537	622
Viacom
5.625%, 09/15/2019	1,750	1,959

		76,635

Consumer Staples — 5.9%
Altria Group
9.950%, 11/10/2038	1,118	1,868
Anheuser-Busch InBev Worldwide
2.500%, 07/15/2022	7,122	6,971
1.375%, 07/15/2017	5,085	5,123
Anheuser-Busch LLC
5.000%, 03/01/2019	1,000	1,114
Bowdoin College
4.693%, 07/01/2112	2,565	2,248
ConAgra Foods
1.300%, 01/25/2016	4,100	4,108
CVS Health
1.200%, 12/05/2016	4,700	4,726
CVS, Pass-Through Trust
8.353%, 07/10/2031 (A)	2,497	3,375
7.507%, 01/10/2032 (A)	1,764	2,259
Diageo Capital
0.625%, 04/29/2016	4,765	4,768
Grupo Bimbo
4.875%, 06/27/2044 (A)	925	895
Japan Tobacco
2.100%, 07/23/2018 (A)	1,628	1,651
Lorillard Tobacco
6.875%, 05/01/2020	500	588
Massachusetts Institute of Technology
5.600%, 07/01/2111	3,430	4,335
PepsiCo
3.125%, 11/01/2020	4,365	4,588
1.250%, 04/30/2018	5,830	5,822
Philip Morris International
4.875%, 11/15/2043	1,900	2,037
4.500%, 03/20/2042	1,535	1,545
3.875%, 08/21/2042	380	353
SABMiller Holdings
3.750%, 01/15/2022 (A)	3,200	3,345
2.450%, 01/15/2017 (A)	200	204

SEI Institutional Investments Trust / Annual Report / May 31, 2015	261

SCHEDULE OF INVESTMENTS

Intermediate Duration Credit Fund (Continued)

May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Sysco
2.600%, 06/12/2022	$2,920	$2,908
1.450%, 10/02/2017	2,905	2,918
University of Southern California
5.250%, 10/01/2111	3,300	4,111
Walgreens Boots Alliance
4.800%, 11/18/2044	50	49
1.750%, 11/17/2017	3,130	3,152
Wal-Mart Stores
5.800%, 02/15/2018	4,650	5,227
4.750%, 10/02/2043	530	579
4.300%, 04/22/2044	3,170	3,288
3.250%, 10/25/2020	3,034	3,229
2.550%, 04/11/2023	6,335	6,315

		93,699

Energy — 8.3%
Anadarko Petroleum
4.244%, 10/10/2036 (B)	12,000	4,845
Apache
4.750%, 04/15/2043	1,810	1,752
4.250%, 01/15/2044	320	294
1.750%, 04/15/2017	3,758	3,784
BP Capital Markets
3.506%, 03/17/2025	3,750	3,782
3.200%, 03/11/2016	2,000	2,039
1.846%, 05/05/2017	494	501
1.375%, 11/06/2017	2,802	2,808
British Transco Finance
6.625%, 06/01/2018	1,765	2,028
Chevron
1.365%, 03/02/2018	3,500	3,510
CNOOC Finance 2013
1.750%, 05/09/2018	210	210
1.125%, 05/09/2016	210	210
Columbia Pipeline Group
4.500%, 06/01/2025 (A)	1,535	1,558
2.450%, 06/01/2018 (A)	3,210	3,240
Conoco Funding
6.950%, 04/15/2029	1,187	1,567
ConocoPhillips
6.500%, 02/01/2039	1,715	2,217
2.400%, 12/15/2022	2,000	1,947
1.176%, 05/15/2022 (C)	3,955	3,997
Energy Transfer Partners
4.050%, 03/15/2025	2,100	2,048
Ensco
5.200%, 03/15/2025	4,435	4,572
Enterprise Products Operating LLC
5.250%, 01/31/2020	1,720	1,934
3.900%, 02/15/2024	2,750	2,846

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

3.700%, 02/15/2026	$5,130	$5,156
1.650%, 05/07/2018	2,620	2,623
Exxon Mobil
1.305%, 03/06/2018	6,990	7,007
Kinder Morgan
5.550%, 06/01/2045	1,330	1,300
5.300%, 12/01/2034	2,210	2,158
Kinder Morgan Energy Partners
6.375%, 03/01/2041	5,248	5,561
3.950%, 09/01/2022	1,760	1,777
Marathon Oil
2.800%, 11/01/2022	1,225	1,178
Nexen
7.400%, 05/01/2028	1,012	1,373
Noble Energy
5.250%, 11/15/2043	20	20
3.900%, 11/15/2024	2,420	2,450
Phillips 66
4.650%, 11/15/2034	160	163
Plains All American Pipeline
3.850%, 10/15/2023	3,028	3,061
Shell International Finance
6.375%, 12/15/2038	1,305	1,702
4.375%, 05/11/2045	3,165	3,239
4.125%, 05/11/2035	2,275	2,296
3.625%, 08/21/2042	711	652
3.400%, 08/12/2023	3,525	3,668
3.250%, 05/11/2025	9,340	9,474
2.125%, 05/11/2020	3,180	3,195
2.000%, 11/15/2018	1,200	1,218
Statoil
4.250%, 11/23/2041	1,750	1,779
1.200%, 01/17/2018	3,750	3,750
Suncor Energy
5.950%, 12/01/2034	775	909
3.600%, 12/01/2024	4,045	4,124
Sunoco Logistics Partners Operations
4.950%, 01/15/2043	2,124	1,954
Total Capital Canada
2.750%, 07/15/2023	2,875	2,837
TransCanada PipeLines
6.100%, 06/01/2040	1,595	1,922
4.625%, 03/01/2034	1,255	1,317
Valero Energy
10.500%, 03/15/2039	1,668	2,685
Williams Partners
4.000%, 09/15/2025	950	936

		133,173

Financials — 38.0%
ABN AMRO Bank
1.375%, 01/22/2016 (A)	4,195	4,209
1.079%, 10/28/2016 (A) (C)	1,930	1,942

262	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

ACE INA Holdings
5.800%, 03/15/2018	$1,880	$2,101
Aflac
2.650%, 02/15/2017	3,714	3,818
AgriBank
9.125%, 07/15/2019 (A)	807	1,019
AIA Group MTN
3.200%, 03/11/2025 (A)	5,300	5,269
Allstate
3.150%, 06/15/2023	6,910	7,066
American Express
7.000%, 03/19/2018	1,950	2,230
5.500%, 09/12/2016	2,748	2,908
American Express Centurion Bank MTN
6.000%, 09/13/2017	3,000	3,303
American Express Credit MTN
2.800%, 09/19/2016	444	455
2.375%, 03/24/2017	3,510	3,585
1.125%, 06/05/2017	4,443	4,433
American International Group
6.400%, 12/15/2020	3,881	4,639
4.375%, 01/15/2055	2,200	2,079
3.875%, 01/15/2035	20	19
American Tower Trust I
3.070%, 03/15/2023‡ (A)	4,800	4,785
Ameriprise Financial
4.000%, 10/15/2023	1,770	1,893
ANZ New Zealand International
1.750%, 03/29/2018 (A)	4,000	4,014
Apollo Management Holdings
4.000%, 05/30/2024 (A)	5,120	5,222
Associates Corp of North America
6.950%, 11/01/2018	478	555
Bank of America MTN
7.625%, 06/01/2019	175	210
6.000%, 09/01/2017	5,000	5,462
6.000%, 10/15/2036	1,395	1,725
5.875%, 02/07/2042	1,500	1,844
5.650%, 05/01/2018	2,910	3,210
5.625%, 07/01/2020	2,980	3,408
5.000%, 01/21/2044	1,555	1,687
4.750%, 08/01/2015	1,915	1,927
4.750%, 04/21/2045	4,760	4,572
4.250%, 10/22/2026	2,639	2,656
4.000%, 04/01/2024	3,620	3,773
4.000%, 01/22/2025	5,590	5,571
2.600%, 01/15/2019	2,410	2,448
Bank of New York Mellon MTN
4.600%, 01/15/2020	160	178
2.300%, 09/11/2019	1,650	1,672
BB&T
6.850%, 04/30/2019	115	136
4.900%, 06/30/2017	880	938

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Bear Stearns LLC
5.550%, 01/22/2017	$460	$490
Berkshire Hathaway
3.750%, 08/15/2021	2,110	2,296
Berkshire Hathaway Finance
4.300%, 05/15/2043	85	88
1.600%, 05/15/2017	3,500	3,551
Blackstone Holdings Finance LLC
5.000%, 06/15/2044 (A)	3,115	3,219
4.450%, 07/15/2045 (A)	1,545	1,476
BNP Paribas MTN
2.400%, 12/12/2018	4,665	4,742
Branch Banking & Trust
3.800%, 10/30/2026	1,780	1,851
2.850%, 04/01/2021	4,535	4,642
Brixmor Operating Partnership
3.850%, 02/01/2025	1,345	1,336
Capital One
1.650%, 02/05/2018	4,200	4,182
Capital One Bank USA
2.300%, 06/05/2019	2,905	2,905
Carlyle Holdings II Finance
5.625%, 03/30/2043 (A)	3,134	3,457
CDP Financial
5.600%, 11/25/2039 (A)	700	894
4.400%, 11/25/2019 (A)	850	939
Charles Schwab
4.450%, 07/22/2020	1,720	1,917
Chubb
5.750%, 05/15/2018	3,803	4,283
Citigroup
8.500%, 05/22/2019	3,675	4,534
6.125%, 11/21/2017	1,090	1,205
6.125%, 08/25/2036	430	506
6.000%, 08/15/2017	570	624
5.500%, 09/13/2025	2,430	2,709
4.950%, 11/07/2043	2,100	2,306
3.750%, 06/16/2024	5,160	5,319
1.700%, 07/25/2016	569	573
1.350%, 03/10/2017	4,000	4,004
CME Group
3.000%, 03/15/2025	2,765	2,749
Cooperatieve Centrale Raiffeisen-Boerenleenbank MTN
5.800%, 09/30/2110 (A)	400	448
3.375%, 05/21/2025	3,510	3,539
Credit Suisse Group Funding Guernsey
4.875%, 05/15/2045 (A)	3,160	3,202
Credit Suisse NY
3.625%, 09/09/2024	4,730	4,813
3.000%, 10/29/2021	3,130	3,151

SEI Institutional Investments Trust / Annual Report / May 31, 2015	263

SCHEDULE OF INVESTMENTS

Intermediate Duration Credit Fund (Continued)

May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

1.750%, 01/29/2018	$4,745	$4,749
1.375%, 05/26/2017	3,130	3,132
Crown Castle Towers LLC
3.222%, 05/15/2022 (A)	2,230	2,237
Daimler Finance North America LLC
2.875%, 03/10/2021 (A)	3,085	3,141
1.375%, 08/01/2017 (A)	3,000	3,001
Discover Financial Services
3.950%, 11/06/2024	2,860	2,876
ERP Operating
4.500%, 06/01/2045‡	1,975	2,035
Fifth Third Bank
2.875%, 10/01/2021	3,570	3,573
Ford Motor Credit LLC
3.664%, 09/08/2024	2,360	2,370
General Electric Capital MTN
7.500%, 08/21/2035	385	567
6.375%, 11/15/2067 (C)	1,800	1,962
6.000%, 08/07/2019	9,920	11,559
5.875%, 01/14/2038	2,780	3,490
5.625%, 09/15/2017	915	1,005
5.625%, 05/01/2018	305	341
5.400%, 02/15/2017	2,055	2,210
2.300%, 04/27/2017	2,600	2,664
0.659%, 05/05/2026 (C)	2,210	2,106
Goldman Sachs Group MTN
7.500%, 02/15/2019	1,700	2,014
6.750%, 10/01/2037	1,130	1,388
6.345%, 02/15/2034	760	918
6.250%, 02/01/2041	1,900	2,357
6.150%, 04/01/2018	1,155	1,289
6.125%, 02/15/2033	720	886
5.950%, 01/18/2018	1,630	1,802
5.950%, 01/15/2027	2,285	2,640
5.375%, 03/15/2020	2,890	3,248
5.150%, 05/22/2045	1,695	1,730
4.800%, 07/08/2044	6,615	6,918
2.900%, 07/19/2018	3,735	3,842
1.884%, 11/29/2023 (C)	4,000	4,086
Hartford Financial Services Group
6.625%, 03/30/2040	20	26
6.100%, 10/01/2041	1,820	2,216
5.125%, 04/15/2022	2,180	2,447
HCP
4.250%, 11/15/2023‡	120	124
4.200%, 03/01/2024‡	4,071	4,176
HSBC Bank
7.650%, 05/01/2025	1,550	2,012
4.875%, 08/24/2020	4,285	4,798
HSBC Finance
6.676%, 01/15/2021	2,650	3,119
5.500%, 01/19/2016	3,800	3,913

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

HSBC Holdings
6.375%, 03/29/2049 (C)	$2,400	$2,448
5.100%, 04/05/2021	111	126
HSBC USA
5.000%, 09/27/2020	1,710	1,919
Huntington National Bank
1.700%, 02/26/2018	2,750	2,751
Infinity Property & Casualty
5.000%, 09/19/2022	2,075	2,213
ING US
5.500%, 07/15/2022	2,755	3,153
Intesa Sanpaolo
2.375%, 01/13/2017	2,840	2,865
JPMorgan Chase
6.400%, 05/15/2038	2,940	3,756
6.000%, 10/01/2017	6,900	7,597
6.000%, 01/15/2018	7,000	7,780
4.950%, 06/01/2045	4,230	4,283
4.625%, 05/10/2021	700	771
3.875%, 09/10/2024	9,170	9,221
3.250%, 09/23/2022	3,180	3,217
0.600%, 06/13/2016 (C)	2,540	2,536
KeyBank
1.700%, 06/01/2018	2,365	2,371
KFW
2.125%, 01/17/2023	3,130	3,148
1.250%, 02/15/2017	5,405	5,458
KKR Group Finance III LLC
5.125%, 06/01/2044 (A)	2,861	2,899
Liberty Mutual Group
6.500%, 05/01/2042 (A)	2,131	2,566
Lloyds Bank
2.350%, 09/05/2019	1,880	1,896
Lloyds TSB Bank MTN
6.500%, 09/14/2020 (A)	2,720	3,192
Macquarie Bank MTN
1.600%, 10/27/2017 (A)	3,500	3,500
Merrill Lynch MTN
6.875%, 04/25/2018	1,120	1,277
6.400%, 08/28/2017	2,120	2,335
MetLife
10.750%, 08/01/2039	1,835	3,037
Metropolitan Life Global Funding I MTN
3.875%, 04/11/2022 (A)	4,500	4,807
3.650%, 06/14/2018 (A)	530	563
2.300%, 04/10/2019 (A)	5,000	5,059
1.875%, 06/22/2018 (A)	3,570	3,598
1.500%, 01/10/2018 (A)	562	562
Mitsubishi UFJ Trust & Banking
1.600%, 10/16/2017 (A)	3,500	3,502
Moody’s
5.250%, 07/15/2044	1,120	1,220

264	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Morgan Stanley
7.300%, 05/13/2019	$1,880	$2,229
7.250%, 04/01/2032	20	27
6.625%, 04/01/2018	6,600	7,467
6.375%, 07/24/2042	2,940	3,746
5.625%, 09/23/2019	1,085	1,227
5.500%, 01/26/2020	1,270	1,434
4.350%, 09/08/2026	4,500	4,577
4.300%, 01/27/2045	6,467	6,270
3.950%, 04/23/2027	2,915	2,847
3.700%, 10/23/2024	2,832	2,886
2.650%, 01/27/2020	2,900	2,930
0.755%, 10/15/2015 (C)	1,940	1,942
MUFG Americas Holdings
3.000%, 02/10/2025	3,735	3,625
MUFG Union Bank
3.000%, 06/06/2016	7,235	7,387
National Rural Utilities Cooperative Finance MTN
4.023%, 11/01/2032	3,360	3,453
0.950%, 04/24/2017	3,180	3,178
New York Life Global Funding
1.950%, 02/11/2020 (A)	3,500	3,483
Nissan Motor Acceptance MTN
1.500%, 03/02/2018	3,000	3,005
Nomura Holdings MTN
2.000%, 09/13/2016	3,340	3,370
Nordea Bank
1.625%, 05/15/2018 (A)	2,700	2,702
PACCAR Financial MTN
1.600%, 03/15/2017	164	166
1.100%, 06/06/2017	3,680	3,690
Pacific Life Insurance
9.250%, 06/15/2039 (A)	1,170	1,775
PNC Bank
3.300%, 10/30/2024	1,840	1,878
1.600%, 06/01/2018	4,250	4,260
Principal Financial Group
3.400%, 05/15/2025	2,690	2,687
Principal Life Global Funding II
1.500%, 09/11/2017 (A)	2,157	2,167
Prudential Financial MTN
7.375%, 06/15/2019	2,300	2,757
5.700%, 12/14/2036	1,660	1,906
Realty Income
4.650%, 08/01/2023‡	3,930	4,248
Royal Bank of Scotland Group MTN
6.400%, 10/21/2019	1,610	1,839
Simon Property Group
10.350%, 04/01/2019‡	595	764
6.125%, 05/30/2018‡	3,502	3,968
2.200%, 02/01/2019‡	8,355	8,484
Standard Chartered
2.250%, 04/17/2020 (A)	1,655	1,638

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Synchrony Financial
2.700%, 02/03/2020	$1,000	$1,001
Teachers Insurance & Annuity Association of America
6.850%, 12/16/2039 (A)	125	166
4.900%, 09/15/2044 (A)	1,900	2,035
TIAA Asset Management Finance LLC
4.125%, 11/01/2024 (A)	3,240	3,357
2.950%, 11/01/2019 (A)	3,130	3,190
Toronto-Dominion Bank MTN
2.625%, 09/10/2018	3,500	3,628
Toyota Motor Credit MTN
2.050%, 01/12/2017	230	235
1.450%, 01/12/2018	4,605	4,632
Travelers MTN
5.900%, 06/02/2019	155	179
5.750%, 12/15/2017	175	195
UBS MTN
5.875%, 12/20/2017	348	385
5.750%, 04/25/2018	150	167
1.800%, 03/26/2018	3,500	3,503
1.375%, 08/14/2017	2,545	2,542
US Bancorp MTN
2.200%, 11/15/2016	2,840	2,896
1.650%, 05/15/2017	3,500	3,543
US Bank
2.125%, 10/28/2019	2,710	2,739
Validus Holdings
8.875%, 01/26/2040	1,370	1,839
Vesey Street Investment Trust I
4.404%, 09/01/2016 (D)	2,720	2,825
Volkswagen Group of America Finance LLC
2.400%, 05/22/2020 (A)	2,140	2,156
1.650%, 05/22/2018 (A)	3,250	3,259
1.250%, 05/23/2017 (A)	2,175	2,180
Wachovia
0.618%, 10/28/2015 (C)	2,330	2,331
Wachovia Capital Trust III
5.570%, 12/31/2049 (C)	1,940	1,922
WEA Finance LLC
4.750%, 09/17/2044 (A)	120	123
3.750%, 09/17/2024 (A)	3,382	3,440
Wells Fargo MTN
5.375%, 11/02/2043	5	6
4.650%, 11/04/2044	2,510	2,523
4.100%, 06/03/2026	2,760	2,848
3.900%, 05/01/2045	610	572
2.150%, 01/15/2019	12,160	12,320
2.150%, 01/30/2020	6,310	6,308
Westpac Banking
1.200%, 05/19/2017	3,500	3,510

SEI Institutional Investments Trust / Annual Report / May 31, 2015	265

SCHEDULE OF INVESTMENTS

Intermediate Duration Credit Fund (Continued)

May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

WP Carey
4.600%, 04/01/2024‡	$4,135	$4,247
ZFS Finance USA Trust I
6.500%, 05/09/2037 (A) (C)	6,400	6,808

		607,126

Health Care — 8.5%
AbbVie
4.700%, 05/14/2045	3,005	3,055
4.500%, 05/14/2035	5,585	5,623
4.400%, 11/06/2042	1,700	1,651
3.600%, 05/14/2025	970	976
3.200%, 11/06/2022	1,350	1,356
2.500%, 05/14/2020	4,930	4,928
2.000%, 11/06/2018	4,120	4,126
1.750%, 11/06/2017	452	454
Aetna
2.750%, 11/15/2022	3,155	3,129
AmerisourceBergen
3.250%, 03/01/2025	3,500	3,476
1.150%, 05/15/2017	495	494
Amgen
4.400%, 05/01/2045	1,130	1,094
Bayer US Finance LLC
2.375%, 10/08/2019 (A)	4,520	4,581
1.500%, 10/06/2017 (A)	3,000	3,021
Blue Cross & Blue Shield of Minnesota
3.790%, 05/01/2025 (A)	3,121	3,115
Boston Scientific
2.850%, 05/15/2020	1,120	1,124
Coventry Health Care
5.950%, 03/15/2017	4,250	4,599
Dignity Health
2.637%, 11/01/2019	4,119	4,187
Forest Laboratories
4.875%, 02/15/2021 (A)	3,290	3,596
Gilead Sciences
4.500%, 02/01/2045	1,090	1,114
3.500%, 02/01/2025	3,367	3,445
2.050%, 04/01/2019	4,100	4,153
Humana
7.200%, 06/15/2018	1,925	2,219
Johnson & Johnson
5.950%, 08/15/2037	40	53
5.550%, 08/15/2017	1,959	2,157
Medtronic
4.375%, 03/15/2035 (A)	7,295	7,478
3.150%, 03/15/2022 (A)	2,800	2,865
2.500%, 03/15/2020 (A)	7,305	7,409
1.500%, 03/15/2018 (A)	3,840	3,848
Merck
2.750%, 02/10/2025	3,470	3,381
2.350%, 02/10/2022	3,025	2,989

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

1.850%, 02/10/2020	$3,200	$3,196
1.300%, 05/18/2018	4,200	4,211
Perrigo Finance
3.500%, 12/15/2021	3,110	3,178
Pfizer
6.200%, 03/15/2019	2,880	3,333
Pharmacia
6.600%, 12/01/2028	1,700	2,277
Roche Holdings
2.875%, 09/29/2021 (A)	3,950	4,030
Sanofi
1.250%, 04/10/2018	8,005	8,000
Takeda Pharmaceutical
1.625%, 03/17/2017 (A)	1,000	1,009
UnitedHealth Group
4.700%, 02/15/2021	3,935	4,421
2.875%, 12/15/2021	2,580	2,621
1.400%, 12/15/2017	4,685	4,714

		136,686

Industrials — 6.2%
Air Canada, 2015-1 Class A Pass-Through Trust
3.600%, 03/15/2027 (A)	4,250	4,278
Air Lease
2.125%, 01/15/2018	1,950	1,938
American Airlines, Pass-Through Trust, Ser 2013-2, Cl A
4.950%, 01/15/2023	2,473	2,657
American Airlines, Pass-Through Trust, Ser 2014-1, Cl B
4.375%, 10/01/2022	1,765	1,811
BAE Systems
5.800%, 10/11/2041 (A)	3,940	4,720
Boeing
2.500%, 03/01/2025	2,100	2,044
Burlington Northern Santa Fe LLC
5.650%, 05/01/2017	1,700	1,848
5.150%, 09/01/2043	775	871
4.150%, 04/01/2045	815	778
Canadian National Railway
2.850%, 12/15/2021	2,850	2,921
1.450%, 12/15/2016	2,910	2,939
Caterpillar
4.750%, 05/15/2064	670	695
3.803%, 08/15/2042	1,180	1,118
3.400%, 05/15/2024	2,400	2,490
Continental Airlines, Pass-Through Trust, Ser 2012-2, Cl A
4.000%, 10/29/2024	4,496	4,720

266	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Delta Air Lines, Pass-Through Trust, Ser 2011-1, Cl A
5.300%, 04/15/2019	$56	$60
Delta Air Lines, Pass-Through Trust, Ser 2012-1, Cl A
4.750%, 05/07/2020	4,282	4,604
General Dynamics
2.250%, 11/15/2022	2,460	2,384
General Electric
5.250%, 12/06/2017	2,920	3,206
4.500%, 03/11/2044	2,345	2,496
4.125%, 10/09/2042	2,195	2,198
John Deere Capital MTN
2.800%, 03/04/2021	6,380	6,544
1.350%, 01/16/2018	2,000	2,010
Koninklijke Philips
3.750%, 03/15/2022	1,790	1,847
Lockheed Martin
4.070%, 12/15/2042	1,688	1,656
2.900%, 03/01/2025	2,200	2,168
2.125%, 09/15/2016	722	734
Norfolk Southern
6.000%, 05/23/2111	4,499	5,446
PACCAR Financial MTN
2.200%, 09/15/2019	4,000	4,052
Parker-Hannifin MTN
4.200%, 11/21/2034	3,260	3,392
Raytheon
2.500%, 12/15/2022	4,800	4,768
Siemens Financieringsmaatschappij
4.400%, 05/27/2045 (A)	3,330	3,422
2.900%, 05/27/2022 (A)	2,340	2,354
Union Pacific
4.821%, 02/01/2044	100	111
United Parcel Service
3.125%, 01/15/2021	3,000	3,170
United Technologies
5.700%, 04/15/2040	280	340
4.500%, 06/01/2042	6,720	6,987

		99,777

Information Technology — 6.1%
Alibaba Group Holding
3.125%, 11/28/2021 (A)	6,820	6,827
1.625%, 11/28/2017 (A)	3,498	3,507
Apple
4.375%, 05/13/2045	2,970	3,009
3.200%, 05/13/2025	4,330	4,374
2.850%, 05/06/2021	4,517	4,644
2.700%, 05/13/2022	4,340	4,376
1.550%, 02/07/2020	5,000	4,935
Baidu
3.250%, 08/06/2018	2,600	2,690

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Broadcom MTN
4.500%, 08/01/2034	$3,195	$3,212
CDK Global
4.500%, 10/15/2024 (A)	2,351	2,417
Cisco Systems
1.100%, 03/03/2017	3,500	3,518
Corning
7.250%, 08/15/2036	1,604	2,068
2.900%, 05/15/2022	3,115	3,143
Google
3.625%, 05/19/2021	1,000	1,084
International Business Machines
3.375%, 08/01/2023	2,750	2,812
1.950%, 07/22/2016	1,736	1,763
1.950%, 02/12/2019	2,000	2,025
Microsoft
4.000%, 02/12/2055	581	531
3.500%, 02/12/2035	3,260	3,045
2.700%, 02/12/2025	8,050	7,887
Oracle
6.125%, 07/08/2039	1,825	2,270
4.300%, 07/08/2034	3,085	3,154
2.500%, 05/15/2022	5,230	5,159
2.250%, 10/08/2019	7,180	7,282
Qualcomm
4.800%, 05/20/2045	2,270	2,264
4.650%, 05/20/2035	905	902
3.000%, 05/20/2022	1,645	1,653
Seagate HDD Cayman
5.750%, 12/01/2034 (A)	3,935	4,042
4.875%, 06/01/2027 (A)	425	429
4.750%, 06/01/2023	2,115	2,199
4.750%, 01/01/2025 (A)	355	364

		97,585

Materials — 1.9%
Albemarle
4.150%, 12/01/2024	2,310	2,362
3.000%, 12/01/2019	20	20
BHP Billiton Finance USA
5.000%, 09/30/2043	2,859	3,093
Ecolab
4.350%, 12/08/2021	1,720	1,873
Freeport-McMoRan
3.550%, 03/01/2022	3,600	3,405
Georgia-Pacific LLC
8.875%, 05/15/2031	660	977
3.600%, 03/01/2025 (A)	2,860	2,885
International Paper
7.500%, 08/15/2021	1,000	1,259
5.150%, 05/15/2046	1,175	1,199
3.800%, 01/15/2026	2,025	2,037

SEI Institutional Investments Trust / Annual Report / May 31, 2015	267

SCHEDULE OF INVESTMENTS

Intermediate Duration Credit Fund (Continued)

May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Rio Tinto Finance USA
6.500%, 07/15/2018	$3,330	$3,800
3.500%, 03/22/2022	1,640	1,685
2.250%, 12/14/2018	950	960
1.375%, 06/17/2016	1,920	1,926
Rockwood Specialties Group
4.625%, 10/15/2020	1,850	1,931
Xstrata Finance Canada
5.800%, 11/15/2016 (A)	1,200	1,271

		30,683

Telecommunication Services — 3.5%
America Movil
3.125%, 07/16/2022	6,455	6,483
AT&T
6.500%, 09/01/2037	2,750	3,207
4.750%, 05/15/2046	20	19
4.500%, 05/15/2035	3,040	2,882
3.400%, 05/15/2025	2,305	2,242
2.450%, 06/30/2020	3,895	3,858
Crown Castle Towers LLC
6.113%, 01/15/2020 (A)	3,640	4,178
Deutsche Telekom International Finance
9.250%, 06/01/2032	80	126
6.000%, 07/08/2019	600	694
Rogers Communications
5.450%, 10/01/2043	71	79
5.000%, 03/15/2044	380	399
SES Global Americas Holdings
5.300%, 03/25/2044 (A)	1,750	1,853
Telefonos de Mexico
5.500%, 11/15/2019	2,575	2,925
Tencent Holdings MTN
3.375%, 05/02/2019 (A)	1,900	1,959
2.000%, 05/02/2017 (A)	2,955	2,969
Verizon Communications
6.550%, 09/15/2043	3,090	3,753
6.400%, 09/15/2033	95	112
5.150%, 09/15/2023	2,770	3,094
5.012%, 08/21/2054	1,342	1,276
4.862%, 08/21/2046	2,423	2,338
4.522%, 09/15/2048 (A)	2,629	2,402
4.150%, 03/15/2024	3,190	3,373
Wireless Telecom Services
3.324%, 11/27/2022 (B)	8,000	6,215

		56,436

Utilities — 7.4%
Ameren Illinois
6.125%, 11/15/2017	1,450	1,616
2.700%, 09/01/2022	2,000	2,003

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

CenterPoint Energy Houston Electric LLC
4.500%, 04/01/2044	$2,215	$2,364
Commonwealth Edison
4.000%, 08/01/2020	40	43
Connecticut Light & Power
5.650%, 05/01/2018	2,720	3,052
Consumers Energy
6.700%, 09/15/2019	425	505
Dominion Resources
5.250%, 08/01/2033	3,531	3,882
4.900%, 08/01/2041	48	51
Duke Energy
6.250%, 06/15/2018	3,200	3,639
Duke Energy Carolinas
5.300%, 02/15/2040	20	24
Duke Energy Carolinas LLC
5.100%, 04/15/2018	410	455
4.300%, 06/15/2020	195	216
4.250%, 12/15/2041	125	129
4.000%, 09/30/2042	385	381
3.900%, 06/15/2021	220	238
Duke Energy Florida
3.100%, 08/15/2021	5,500	5,716
Duke Energy Indiana
6.350%, 08/15/2038	275	365
4.900%, 07/15/2043	235	264
Duke Energy Progress
5.300%, 01/15/2019	455	511
4.100%, 05/15/2042	870	880
3.000%, 09/15/2021	2,685	2,791
2.800%, 05/15/2022	126	127
Electricite de France
6.000%, 01/22/2114 (A)	140	157
2.150%, 01/22/2019 (A)	4,000	4,043
Exelon Generation LLC
5.750%, 10/01/2041	86	94
Florida Power
6.400%, 06/15/2038	40	53
6.350%, 09/15/2037	85	114
Florida Power & Light
5.960%, 04/01/2039	125	164
5.125%, 06/01/2041	207	241
4.125%, 02/01/2042	2,835	2,931
Georgia Power
4.300%, 03/15/2042	320	319
4.300%, 03/15/2043	3,645	3,612
Great Plains Energy
5.292%, 06/15/2022 (D)	1,660	1,880
Kansas City Power & Light
7.150%, 04/01/2019	4,880	5,801
Kentucky Utilities
5.125%, 11/01/2040	295	350

268	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Louisville Gas & Electric
4.650%, 11/15/2043	$125	$139
Massachusetts Electric
5.900%, 11/15/2039 (A)	210	261
MidAmerican Energy
5.800%, 10/15/2036	105	133
5.300%, 03/15/2018	270	298
2.400%, 03/15/2019	2,845	2,910
Monongahela Power
5.400%, 12/15/2043 (A)	2,215	2,544
4.100%, 04/15/2024 (A)	860	919
Nevada Power
7.125%, 03/15/2019	400	474
NextEra Energy Capital Holdings
1.586%, 06/01/2017	2,620	2,631
Northern States Power
3.400%, 08/15/2042	100	92
Oglethorpe Power
5.375%, 11/01/2040	1,420	1,644
4.200%, 12/01/2042	150	147
Oncor Electric Delivery
6.800%, 09/01/2018	525	609
5.300%, 06/01/2042	3,413	4,030
Pacific Gas & Electric
5.800%, 03/01/2037	2,226	2,685
PacifiCorp
6.000%, 01/15/2039	2,970	3,757
5.650%, 07/15/2018	100	113
5.500%, 01/15/2019	400	452
4.100%, 02/01/2042	105	106
2.950%, 06/01/2023	4,000	4,049
PECO Energy
4.800%, 10/15/2043	3,260	3,735
Public Service Electric & Gas MTN
1.800%, 06/01/2019	4,198	4,209
Public Service of Colorado
6.250%, 09/01/2037	220	300
4.300%, 03/15/2044	265	279
3.950%, 03/15/2043	200	203
2.900%, 05/15/2025	3,225	3,227
Public Service of Oklahoma
6.625%, 11/15/2037	900	1,179
San Diego Gas & Electric
3.950%, 11/15/2041	41	41
3.600%, 09/01/2023	1,224	1,293
3.000%, 08/15/2021	2,470	2,568
Sempra Energy
9.800%, 02/15/2019	100	128
South Carolina Electric & Gas
5.450%, 02/01/2041	2,190	2,602
Southaven Combined Cycle Generation LLC
3.846%, 08/15/2033	186	197

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Southern
2.450%, 09/01/2018	$4,000	$4,105
Southern California Edison
4.650%, 10/01/2043	1,835	1,996
3.875%, 06/01/2021	2,410	2,620
1.845%, 02/01/2022	5,465	5,476
1.125%, 05/01/2017	595	597
Southern California Gas
3.750%, 09/15/2042	170	165
Union Electric
6.700%, 02/01/2019	4,770	5,594

		117,518

Total Corporate Obligations (Cost $1,471,475) ($ Thousands)		1,449,318

MUNICIPAL BONDS — 2.7%
Bay Area, Toll Authority, Build America Project, RB
6.793%, 04/01/2030	1,222	1,563
City of Houston, Ser A, GO
6.290%, 03/01/2032	1,130	1,403
City of New York, Build America Project, GO
6.271%, 12/01/2037	900	1,188
Commonwealth of Massachusetts, Build America Project, GO
4.910%, 05/01/2029	100	117
Commonwealth of Massachusetts, Build America Project, RB
5.731%, 06/01/2040	80	101
Commonwealth of Pennsylvania, Build America Project, GO
5.450%, 02/15/2030	320	375
East Baton Rouge, Sewerage Commission, Build America Project, RB Callable 02/01/2020 @ 100
6.087%, 02/01/2045	965	1,086
Grand Parkway Transportation, RB
5.184%, 10/01/2042	530	636
Illinois State, GO
5.100%, 06/01/2033	1,700	1,602
Kentucky, Asset Liability Commission, RB
3.165%, 04/01/2018	1,852	1,909
Los Angeles, Unified School District, Build America Project, GO
6.758%, 07/01/2034	2,320	3,131

SEI Institutional Investments Trust / Annual Report / May 31, 2015	269

SCHEDULE OF INVESTMENTS

Intermediate Duration Credit Fund (Concluded)

May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Michigan State University, Build America Project, RB Callable 02/15/2030 @ 100
6.173%, 02/15/2050	$100	$121
Municipal Electric Authority of Georgia, Build America Project, RB
7.055%, 04/01/2057	2,232	2,555
6.637%, 04/01/2057	849	1,071
New Jersey Economic Development Authority, Ser B, RB
2.911%, 02/15/2020 (B)	4,500	3,836
New York State Urban Development, Build America Project, RB
4.810%, 03/15/2021	2,130	2,377
North Texas, Tollway Authority, Build America Project, RB
6.718%, 01/01/2049	60	85
Ohio State Water Development Authority, Build America Project, RB
4.879%, 12/01/2034	1,435	1,635
Port Authority of New York & New Jersey, RB
4.458%, 10/01/2062	620	640
Regents of the University of California Medical Center Pooled Revenue, Build America Project, Ser H, RB
6.548%, 05/15/2048	120	157
State of California, Build America Project, GO
7.550%, 04/01/2039	3,085	4,657
7.500%, 04/01/2034	2,300	3,323
State of Connecticut, Ser A, GO
5.850%, 03/15/2032	2,050	2,516
State of New Jersey, State Turnpike Authority, Build America Project, RB
7.102%, 01/01/2041	2,500	3,529
State of Texas, Build America Project, GO
5.517%, 04/01/2039	1,040	1,351
State of Texas, Transportation Communication Authority, Build America Project, Ser B, RB
5.178%, 04/01/2030	675	794
University of California, Build America Project, RB
5.770%, 05/15/2043	1,300	1,625

Total Municipal Bonds (Cost $44,284) ($ Thousands)		43,383

Description	Face Amount ($ Thousands)/Shares	Market Value ($ Thousands)

SOVEREIGN DEBT — 2.2%
Andina de Fomento
4.375%, 06/15/2022 (F)	$1,360	$1,491
Asian Development Bank MTN
1.500%, 01/22/2020 (F)	2,740	2,740
European Investment Bank
1.875%, 03/15/2019 (F)	6,230	6,359
1.125%, 12/15/2016 (F)	5,480	5,524
Inter-American Development Bank MTN
1.750%, 10/15/2019 (F)	4,080	4,135
International Bank for Reconstruction & Development
1.375%, 04/10/2018 (F)	5,810	5,878
0.750%, 12/15/2016 (F)	4,170	4,175
International Finance
1.750%, 09/04/2018 (F)	4,305	4,356
Province of Quebec Canada MTN
6.350%, 01/30/2026	270	346

Total Sovereign Debt (Cost $35,119) ($ Thousands)		35,004

U.S. TREASURY OBLIGATIONS — 1.8%
U.S. Treasury Bonds
4.500%, 02/15/2036	2,105	2,736
2.500%, 02/15/2045	4,805	4,454
U.S. Treasury Notes
2.125%, 05/15/2025	1,080	1,083
2.000%, 02/15/2025	5,757	5,708
1.750%, 04/30/2022	745	741
1.375%, 03/31/2020	3,305	3,294
1.375%, 04/30/2020	10,662	10,617
0.500%, 03/31/2017 (E)	1,115	1,114
0.500%, 04/30/2017	100	100

Total U.S. Treasury Obligations (Cost $29,674) ($ Thousands)		29,847

CASH EQUIVALENT — 1.6%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.010%*†	25,542,606	25,543

Total Cash Equivalent (Cost $25,543) ($ Thousands)		25,543

Total Investments — 98.9% (Cost $1,606,095) ($ Thousands)		$1,583,095

270	SEI Institutional Investments Trust / Annual Report / May 31, 2015

A list of the open futures contracts held by the Fund at May 31, 2015, is as follows:

Type of Contract	Number of Contracts Short	Expiration Date	Unrealized Depreciation ($ Thousands)
Ten Year Note	(170)	Sep-2015	$(100)
U.S. Ultra Long Treasury Bond	(101)	Sep-2015	(155)

			$(255)

For year ended May 31, 2015, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $1,600,117 ($ Thousands).

*	The rate reported is the 7-day effective yield as of May 31, 2015.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(B)	The rate reported is the effective yield at time of purchase.

(C)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of May 31, 2015.

(D)	Step Bonds — The rate reflected on the Schedule of Investments is the effective yield on May 31, 2015. The coupon on a step bond changes on a specified date.

(E)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

(F)	This security is a Supra-National organization.

Cl — Class

GO — General Obligation

LLC — Limited Liability Company

MTN — Medium Term Note

RB — Revenue Bond

Ser — Series

The following is a list of the level of inputs used as of May 31, 2015, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Obligations	$—	$1,449,318	$—	$1,449,318
Municipal Bonds	—	43,383	—	43,383
Sovereign Debt	—	35,004	—	35,004
U.S. Treasury Obligations	—	29,847	—	29,847
Cash Equivalent	25,543	—	—	25,543

Total Investments in Securities	$25,543	$1,557,552	$—	$1,583,095

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Depreciation	$(255)	$—	$—	$(255)

*	Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended May 31, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2015, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2015	271

CONSOLIDATED SUMMARY SCHEDULE OF INVESTMENTS

Dynamic Asset Allocation Fund

May 31, 2015

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 98.6%

Consumer Discretionary — 12.3%
Amazon.com*	0.8%	40,300	$17,298
Comcast, Cl A	0.8	269,200	15,737
Home Depot	0.8	139,632	15,558
McDonald’s	0.5	102,100	9,794
Walt Disney	0.9	165,562	18,273
Other Securities	8.5		169,022

			245,682

Consumer Staples — 9.4%
Altria Group	0.5	209,100	10,706
Coca-Cola	0.9	416,200	17,048
CVS Health	0.6	119,400	12,224
PepsiCo	0.8	157,062	15,146
Philip Morris International	0.7	164,000	13,624
Procter & Gamble	1.1	285,800	22,404
Wal-Mart Stores	0.6	167,555	12,444
Other Securities	4.2		83,102

			186,698

Energy — 7.9%
Chevron	1.0	199,000	20,497
Exxon Mobil	1.9	443,300	37,769
Schlumberger	0.6	135,300	12,281
Other Securities	4.4		86,159

			156,706

Financials — 15.8%
Bank of America	0.9	1,113,900	18,379
Berkshire Hathaway, Cl B*	1.4	192,900	27,585
Citigroup	0.8	321,300	17,376
JPMorgan Chase	1.3	394,400	25,944
Wells Fargo	1.4	495,800	27,745
Other Securities	10.0		199,008

			316,037

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Health Care — 14.9%
AbbVie	0.6%	182,500	$12,153
Actavis*	0.6	41,400	12,702
Amgen	0.6	80,500	12,579
Biogen*	0.5	24,900	9,885
Bristol-Myers Squibb	0.6	176,300	11,389
Celgene*	0.5	85,100	9,739
Gilead Sciences	0.9	157,756	17,711
Johnson & Johnson	1.5	294,000	29,441
Medtronic	0.6	151,255	11,544
Merck	0.9	300,600	18,303
Pfizer	1.1	648,596	22,539
UnitedHealth Group	0.6	101,200	12,165
Other Securities	5.9		117,353

			297,503

Industrials — 10.0%
3M	0.5	67,400	10,722
Boeing	0.5	69,600	9,780
General Electric	1.5	1,064,300	29,023
United Technologies	0.5	87,800	10,288
Other Securities	7.0		140,312

			200,125

Information Technology — 19.9%
Apple	4.0	615,000	80,122
Cisco Systems	0.8	540,900	15,854
Facebook, Cl A*	0.9	222,300	17,604
Google, Cl A*	0.8	30,245	16,493
Google, Cl C*	0.8	30,422	16,188
Intel	0.9	501,700	17,289
International Business Machines	0.8	97,358	16,517
Microsoft	2.0	866,900	40,623
Oracle	0.8	339,800	14,778
Qualcomm	0.6	175,000	12,194
Visa, Cl A	0.7	205,600	14,121
Other Securities	6.8		135,829

			397,612

Materials — 3.2%
Other Securities	3.2		63,296

Telecommunication Services — 2.3%
AT&T	1.0	549,500	18,980
Verizon Communications	1.1	439,800	21,744
Other Securities	0.2		4,215

			44,939

Utilities — 2.9%
Other Securities	2.9		58,076

Total Common Stock (Cost $1,474,914) ($ Thousands)			1,966,674

272	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description	Percentage of Net Assets (%)		Face Amount ($ Thousands)/ Contracts	Market Value ($ Thousands)

RIGHTS — 0.0%
Other Securities		0.0%		$23

Total Rights (Cost $—) ($ Thousands)				23

EXCHANGE TRADED FUND — 0.4%
Other Securities		0.4		7,026

Total Exchange Traded Fund (Cost $5,962) ($ Thousands)				7,026

TIME DEPOSITS — 0.7%
Brown Brothers Harriman 0.030%, 06/01/2015		0.7	$13,980	13,980
(0.211)%, 06/01/2015	EUR	0.0	562	617

Total Time Deposits (Cost $14,596) ($ Thousands)				14,597

Total Investments — 99.7% (Cost $1,495,472) ($ Thousands)				$1,988,320

PURCHASED OPTION — 0.0%
July 2015, Euro-Bund Call, Expires 06/20/2015, Strike Price: $159*		0.0%	2,400	$210

Total Purchased Option (Premiums Received $631) ($ Thousands)				$210

A list of the open futures contracts held by the Fund at May 31, 2015, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
S&P 500 Index E-MINI	(1,879)	Jun-2015	$(5,194)
Topix Index	1,486	Jun-2015	16,973

			$11,779

For the year ended May 31, 2015, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

A list of the open forward foreign currency contracts held by the Fund at May 31, 2015, is as follows:

Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) ($ Thousands)
7/22/15	EUR	177,563	USD	189,862	$(4,918)
7/22/15	GBP	65,655	USD	97,971	(2,160)
7/22/15	INR	6,173,090	USD	95,146	(504)
7/22/15	USD	93,765	EUR	87,019	1,692
7/22/15	USD	103,263	GBP	65,655	(3,132)
7/22/15	USD	196,858	INR	12,482,812	(3,442)

					$(12,464)

A list of the counterparties for the open forward foreign currency contracts held by the Fund at May 31, 2015, is as follows:

Counterparty	Currency to Deliver ($ Thousands)	Currency to Receive ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)
Bank of America	$(485,440)	$481,082	$(4,358)
Deutsche Bank	(96,050)	93,584	(2,466)
Societe Generale	(106,790)	103,602	(3,188)
Standard Bank	(118)	121	3
UBS	(96,050)	93,595	(2,455)

			$(12,464)

For the year ended May 31, 2015, the total amount of all open forward foreign currency contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $1,993,576 ($ Thousands).

*	Non-income producing security.

Cl — Class

EUR — Euro

GBP — British Pound Sterling

INR — Indian Rupee

S&P — Standard & Poor’s

USD — U.S. Dollar

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of May 31, 2015, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$1,966,674	$—	$—	$1,966,674
Rights	23	—	—	23
Exchange Traded Fund	7,026	—	—	7,026
Time Deposits	—	14,597	—	14,597

Total Investments in Securities	$1,973,723	$14,597	$—	$1,988,320

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Purchased Option	$—	$210	$—	$210
Futures Contracts*
Unrealized Appreciation	16,973	—	—	16,973
Unrealized Depreciation	(5,194)	—	—	(5,194)
Forwards Contracts*
Unrealized Appreciation	—	1,692	—	1,692
Unrealized Depreciation	—	(14,156)	—	(14,156)

Total Other Financial Instruments	$11,779	$(12,254)	$—	$(475)

*	Futures contracts and forwards contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended May 31, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2015, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2015	273

CONSOLIDATED SCHEDULE OF INVESTMENTS

Multi-Asset Real Return Fund

May 31, 2015

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 29.5%

Consumer Discretionary — 0.4%
Cinemark Holdings	29,200	$1,183
Gray Television*	4,800	77
Madison Square Garden, Cl A*	18,900	1,615

		2,875

Consumer Staples — 5.8%
Altria Group	52,900	2,708
Archer-Daniels-Midland	19,100	1,009
Cal-Maine Foods	63,300	3,588
Central Garden and Pet, Cl A*	10,200	100
Clorox	9,600	1,034
Coca-Cola	4,900	201
Costco Wholesale	17,700	2,524
Coty, Cl A	35,800	893
CVS Health (E)	38,500	3,942
Dean Foods	42,800	788
Dr. Pepper Snapple Group (E)	48,500	3,717
Fresh Del Monte Produce	15,200	572
Ingles Markets, Cl A	12,000	587
John B Sanfilippo & Son	13,000	658
Kimberly-Clark	1,400	152
Kroger	21,500	1,565
Monster Beverage* (E)	29,100	3,704
Omega Protein*	8,300	114
PepsiCo	18,200	1,755
Philip Morris International	54,000	4,486
Pilgrim’s Pride	90,200	2,307
Procter & Gamble	24,700	1,936
Sanderson Farms	19,300	1,574
Seaboard*	33	113
SpartanNash	7,600	238
SUPERVALU*	240,300	2,122
USANA Health Sciences*	2,100	269

		42,656

Energy — 6.3%
Alon USA Energy	53,600	945
California Resources	216,200	1,697
Chevron (E)	25,370	2,613
Dawson Geophysical*	4,308	23
Delek US Holdings	4,800	182
Ensco, Cl A (E)	129,700	3,048
Exxon Mobil (E)	90,400	7,702
Frank’s International	22,700	450

Description	Shares	Market Value ($ Thousands)

Frontline*	130,600	$337
Gulf Island Fabrication	6,900	78
HollyFrontier	1,000	42
Marathon Petroleum	24,700	2,555
Noble	153,100	2,565
Nordic American Tankers	175,200	2,262
Nuverra Environmental Solutions*	38,300	197
Pacific Ethanol*	64,900	747
Pioneer Energy Services*	67,200	472
REX American Resources*	22,400	1,431
Rowan, Cl A	2,200	47
Seventy Seven Energy*	90,700	535
Swift Energy*	177,000	375
Teekay Tankers, Cl A	158,200	1,068
Tesoro (E)	48,000	4,248
Transocean	199,500	3,761
VAALCO Energy*	129,500	289
Valero Energy	75,700	4,484
Western Refining	39,400	1,733
Willbros Group*	40,400	75
WPX Energy*	186,800	2,408

		46,369

Financials — 3.1%
Altisource Portfolio Solutions*	32,100	883
Ashford Hospitality Prime‡	5,600	88
Ashford Hospitality Trust‡	46,200	397
Associated Estates Realty‡	20,700	592
Banc of California	4,000	52
BGC Partners, Cl A	21,900	207
Chimera Investment‡	86,300	1,245
Citigroup	16,200	876
Communications Sales & Leasing‡	22,900	597
CoreSite Realty‡	28,300	1,336
CyrusOne‡	11,200	361
FelCor Lodging Trust‡	31,100	334
First BanCorp*	55,700	341
Heartland Financial USA	1,800	61
Hospitality Properties Trust‡	3,800	115
International FCStone*	29,200	1,024
Investment Technology Group	26,700	717
Janus Capital Group	70,200	1,274
Jones Lang LaSalle	2,800	485
LaSalle Hotel Properties‡	2,100	77
LendingTree*	4,500	267
Marcus & Millichap*	3,200	150
Mortgage Investment Trust‡	52,500	989
New Residential Investments‡	97,800	1,668
Public Storage‡	3,300	639
RE, Cl A	4,900	164
Regency Centers‡	4,500	284
Ryman Hospitality Properties‡	33,700	1,857
Simon Property Group‡	6,400	1,161
St. Joe*	77,700	1,238
Summit Hotel Properties‡	23,600	315
Universal Insurance Holdings	47,200	1,205
WisdomTree Investments	70,400	1,504

		22,503

274	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description	Shares	Market Value ($ Thousands)

Health Care — 6.9%
Aetna	12,800	$1,510
Affymetrix*	84,800	995
Almost Family*	7,200	276
Alnylam Pharmaceuticals*	12,500	1,639
Amedisys*	6,100	189
Amgen (E)	24,800	3,875
AMN Healthcare Services*	18,900	503
Anthem (E)	30,500	5,119
BioMarin Pharmaceutical*	1,100	138
Bristol-Myers Squibb	29,800	1,925
Cambrex*	47,100	1,885
Centene* (E)	64,700	4,875
Depomed*	138,300	2,885
Ensign Group	18,800	872
Geron*	329,100	1,270
Gilead Sciences (E)	30,400	3,413
Halozyme Therapeutics*	30,600	531
Health Net* (E)	56,700	3,529
Hospira* (E)	50,600	4,474
ICU Medical *	5,100	495
Illumina* (E)	700	144
Impax Laboratories*	5,700	268
Incyte*	3,300	364
Isis Pharmaceuticals*	4,400	296
Johnson & Johnson (E)	12,100	1,212
Magellan Health Services*	2,879	195
Merge Healthcare*	56,500	258
Molina Healthcare*	39,200	2,851
PAREXEL International*	6,700	445
Quintiles Transnational Holdings*	2,300	160
Repligen*	5,100	208
Sciclone Pharmaceuticals*	60,200	557
Sequenom*	17,800	60
Sucampo Pharmaceuticals, Cl A*	16,700	271
United Therapeutics*	3,200	588
UnitedHealth Group	14,800	1,779
Universal Health Services, Cl B	4,700	609

		50,663

Industrials — 1.5%
American Woodmark*	1,200	62
Apogee Enterprises	11,600	623
Argan	4,800	172
Atlas Air Worldwide Holdings*	10,600	578
Cintas	1,500	129
Civeo	350,100	1,400
Dycom Industries*	3,200	184
Echo Global Logistics*	6,800	219
Ennis	5,400	91
Insperity	30,500	1,605
JetBlue Airways*	7,000	141

Description	Shares	Market Value ($ Thousands)

Matson	25,900	$1,043
PAM Transportation Services*	400	24
RPX*	51,400	818
SkyWest	2,800	41
Southwest Airlines	9,700	359
Spirit AeroSystems Holdings, Cl A*	51,000	2,784
USA Truck*	11,700	270

		10,543

Information Technology — 4.0%
Broadridge Financial Solutions	16,300	883
BroadSoft*	9,400	343
DST Systems	9,100	1,077
EarthLink Holdings	190,100	1,319
Ebix	18,100	644
Electronic Arts* (E)	40,000	2,510
Ellie Mae*	30,000	1,897
EPAM Systems* (E)	54,800	3,941
ePlus*	11,900	924
Facebook, Cl A*	2,300	182
FactSet Research Systems	16,800	2,775
Fortinet*	28,200	1,130
GTT Communications*	3,300	73
Hackett Group	9,600	114
Higher One Holdings*	8,900	25
Limelight Networks*	17,600	77
LogMeIn*	4,400	279
Luxoft Holding, Cl A*	12,600	674
Manhattan Associates*	43,900	2,408
MAXIMUS	4,400	288
MicroStrategy, Cl A*	3,400	598
Monster Worldwide*	53,600	325
Progress Software*	1,500	40
Proofpoint*	16,400	970
Stamps.com*	8,400	565
Sykes Enterprises*	1,600	39
Tableau Software, Cl A*	37,800	4,279
Vasco Data Security International*	16,100	429

		28,808

Telecommunication Services — 0.7%
Atlantic Telegraph-Network	10,600	711
FairPoint Communications*	6,700	135
General Communication, Cl A*	21,700	349
Inteliquent	63,200	1,114
magicJack VocalTec*	57,500	474
NTELOS Holdings	30,400	263
Telephone & Data Systems	22,300	662
Verizon Communications (E)	30,900	1,528

		5,236

SEI Institutional Investments Trust / Annual Report / May 31, 2015	275

CONSOLIDATED SCHEDULE OF INVESTMENTS

Multi-Asset Real Return Fund (Continued)

May 31, 2015

Description	Shares/Face Amount ($ Thousands)	Market Value ($ Thousands)

Utilities — 0.8%
Entergy	31,400	$2,401
PG&E	36,600	1,957
UGI	38,300	1,432

		5,790

Total Common Stock (Cost $198,785) ($ Thousands)		215,443

CORPORATE OBLIGATIONS — 7.4%

Consumer Discretionary — 1.0%
21st Century Fox America
6.150%, 02/15/2041	$75	90
4.500%, 02/15/2021	90	99
4.000%, 10/01/2023	117	124
3.000%, 09/15/2022	420	422
CBS
5.750%, 04/15/2020	145	166
3.500%, 01/15/2025	625	609
Comcast
6.450%, 03/15/2037	40	51
CSC Holdings LLC
8.625%, 02/15/2019	126	144
Dana Holdings
6.000%, 09/15/2023	91	96
DIRECTV Holdings
4.600%, 02/15/2021	60	65
3.800%, 03/15/2022	110	113
DIRECTV Holdings LLC
5.000%, 03/01/2021	835	919
4.450%, 04/01/2024	174	183
Discovery Communications LLC
3.450%, 03/15/2025	338	326
Ford Motor Credit LLC
2.597%, 11/04/2019	896	901
General Motors
3.500%, 10/02/2018	365	375
Goodyear Tire & Rubber
8.250%, 08/15/2020	161	169
KB Home
4.750%, 05/15/2019	294	293
Time Warner
4.700%, 01/15/2021	130	143
3.550%, 06/01/2024	559	560
Time Warner Cable
4.500%, 09/15/2042	245	213
4.125%, 02/15/2021	65	67
Viacom
3.875%, 04/01/2024	267	266
Walgreens Boots Alliance
3.800%, 11/18/2024	885	890

		7,284

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Consumer Staples — 0.4%
Altria Group
4.750%, 05/05/2021	$215	$238
2.625%, 01/14/2020	895	902
Bunge Finance
8.500%, 06/15/2019	7	9
4.100%, 03/15/2016	125	128
Grupo Bimbo
3.875%, 06/27/2024 (A)	553	563
Kroger
3.400%, 04/15/2022	452	464
Reynolds American
3.250%, 11/01/2022	107	105
Tyson Foods
3.950%, 08/15/2024	550	571
2.650%, 08/15/2019	169	172

		3,152

Energy — 1.0%
DCP Midstream
4.750%, 09/30/2021 (A)	75	73
Diamond Offshore Drilling
4.875%, 11/01/2043	301	251
Ecopetrol
5.875%, 05/28/2045	252	233
Energy Transfer Partners
5.200%, 02/01/2022	465	497
4.650%, 06/01/2021	85	90
EnLink Midstream Partners
5.050%, 04/01/2045	371	354
Enterprise Products Operating
5.200%, 09/01/2020	110	124
Enterprise Products Operating LLC
3.700%, 02/15/2026	810	814
Freeport-McMoran Oil & Gas LLC
6.500%, 11/15/2020	129	137
Kinder Morgan Energy Partners
4.150%, 03/01/2022	48	49
3.950%, 09/01/2022	536	541
Marathon Petroleum
5.125%, 03/01/2021	47	52
Noble Energy
8.250%, 03/01/2019	174	209
4.150%, 12/15/2021	340	359
3.900%, 11/15/2024	463	469
ONEOK
4.250%, 02/01/2022	111	108
Paragon Offshore
7.250%, 08/15/2024 (A)	323	134
6.750%, 07/15/2022 (A)	56	23
Petroleos Mexicanos
3.500%, 07/18/2018	144	149

276	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Plains All American Pipeline
3.600%, 11/01/2024	$511	$503
Regency Energy Partners
4.500%, 11/01/2023	72	72
Reliance Holdings USA
5.400%, 02/14/2022 (A)	966	1,069
SM Energy
6.500%, 01/01/2023	35	36
Transocean
6.500%, 11/15/2020	390	372
Valero Energy
6.125%, 02/01/2020	149	173
Williams Partners
3.900%, 01/15/2025	176	173

		7,064

Financials — 2.2%
American International Group
6.400%, 12/15/2020	60	72
5.600%, 10/18/2016	60	64
4.875%, 06/01/2022	410	458
American Tower
5.050%, 09/01/2020‡	145	159
4.700%, 03/15/2022‡	230	244
3.500%, 01/31/2023‡	110	108
2.800%, 06/01/2020‡	450	447
Bank of America
6.500%, 12/31/2049 (B)	233	246
0.861%, 03/28/2018 (B)	850	927
Barclays
4.375%, 09/11/2024	240	239
Barclays Bank
7.750%, 04/10/2023 (B)	321	355
6.860%, 09/29/2049 (A) (B)	106	120
Citigroup
3.875%, 03/26/2025	680	674
Credit Suisse Group Funding Guernsey
3.750%, 03/26/2025 (A)	1,314	1,297
Dai-ichi Life Insurance
5.100%, 12/31/2049 (A) (B)	413	442
Ford Motor Credit
4.375%, 08/06/2023	260	278
Ford Motor Credit LLC
5.875%, 08/02/2021	200	232
Goldman Sachs Group MTN
1.884%, 11/29/2023 (B)	1,315	1,343
Hartford Financial Services Group
5.500%, 03/30/2020	80	91
5.125%, 04/15/2022	335	376
HCP
5.375%, 02/01/2021‡	205	230
Health Care
5.250%, 01/15/2022‡	540	601

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Healthcare Realty Trust
5.750%, 01/15/2021‡	$320	$360
Host Hotels & Resorts
5.250%, 03/15/2022‡	70	77
3.750%, 10/15/2023‡	13	13
HSBC Finance
6.676%, 01/15/2021	60	71
Hutchison Whampoa International
1.625%, 10/31/2017 (A)	355	354
Intesa Sanpaolo MTN
5.017%, 06/26/2024 (A)	583	585
JPMorgan Chase
6.400%, 05/15/2038	40	51
Lincoln National
4.200%, 03/15/2022	110	118
Lloyds Banking Group
7.500%, 12/01/2099 (B)	371	395
MetLife
7.717%, 02/15/2019	50	60
5.700%, 06/15/2035	65	79
5.250%, 12/29/2049 (B)	711	712
Mizuho Financial Group Cayman 3
4.600%, 03/27/2024 (A)	631	669
Morgan Stanley MTN
5.500%, 07/28/2021	168	192
4.750%, 03/22/2017	40	42
Murray Street Investment Trust I
4.647%, 03/09/2017 (C)	18	19
Nationwide Financial Services
5.375%, 03/25/2021 (A)	320	358
Nordea Bank MTN
6.125%, 12/31/2049 (A) (B)	370	379
PNC Bank
3.800%, 07/25/2023	460	480
Prudential Financial
5.625%, 06/15/2043 (B)	290	308
Rabobank Capital Funding Trust
5.254%, 10/21/2016 (A) (B)	240	249
Santander Bank
1.206%, 01/12/2018 (B)	990	990
Santander UK
5.000%, 11/07/2023 (A)	555	584
SLM MTN
7.250%, 01/25/2022	15	16

		16,164

Health Care — 0.7%
AbbVie
3.600%, 05/14/2025	734	739
Actavis Funding SCS
3.850%, 06/15/2024	241	244
3.800%, 03/15/2025	846	852

SEI Institutional Investments Trust / Annual Report / May 31, 2015	277

CONSOLIDATED SCHEDULE OF INVESTMENTS

Multi-Asset Real Return Fund (Continued)

May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Bayer US Finance LLC
3.375%, 10/08/2024 (A)	$337	$343
Becton Dickinson
3.734%, 12/15/2024	403	411
CHS
5.125%, 08/15/2018	144	148
Laboratory Corp of America Holdings
3.600%, 02/01/2025	285	280
Medtronic
3.500%, 03/15/2025 (A)	920	942
Perrigo Finance
3.900%, 12/15/2024	320	326
3.500%, 12/15/2021	217	222
Thermo Fisher Scientific
4.150%, 02/01/2024	276	290

		4,797

Industrials — 0.1%
AerCap Aviation Solutions
6.375%, 05/30/2017	355	378
International Lease Finance
5.875%, 04/01/2019	249	272
Novelis
8.375%, 12/15/2017	76	79
Republic Services
3.800%, 05/15/2018	130	138

		867

Information Technology — 0.2%
Intel
4.800%, 10/01/2041	95	101
KLA-Tencor
4.650%, 11/01/2024	691	708
Seagate HDD Cayman
4.750%, 01/01/2025 (A)	343	351
Total System Services
2.375%, 06/01/2018	90	90

		1,250

Materials — 0.8%
Barrick
4.100%, 05/01/2023	154	153
Dow Chemical
4.250%, 11/15/2020	65	70
Eastman Chemical
3.800%, 03/15/2025	315	322
Glencore Funding LLC
3.125%, 04/29/2019 (A)	1,455	1,481
International Paper
7.500%, 08/15/2021	360	453
4.750%, 02/15/2022	415	457
3.650%, 06/15/2024	94	95

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

LyondellBasell Industries
5.750%, 04/15/2024	$1,125	$1,308
NOVA Chemicals
5.250%, 08/01/2023 (A)	339	349
OCP
5.625%, 04/25/2024 (A)	297	317
Sealed Air
5.250%, 04/01/2023 (A)	204	210
Teck Resources
4.500%, 01/15/2021	242	248
Yamana
4.950%, 07/15/2024	759	749

		6,212

Telecommunication Services — 0.7%
AT&T
5.350%, 09/01/2040	113	116
3.000%, 02/15/2022	485	482
Reed Elsevier Capital
8.625%, 01/15/2019	455	553
SBA Tower Trust
2.898%, 10/15/2044 (A)	753	760
Sprint
7.875%, 09/15/2023	245	249
Tencent Holdings MTN
3.375%, 05/02/2019 (A)	520	536
Verizon Communications
7.350%, 04/01/2039	125	164
6.550%, 09/15/2043	270	328
4.600%, 04/01/2021	850	931
3.850%, 11/01/2042	323	276
3.500%, 11/01/2024	611	612

		5,007

Utilities — 0.3%
AES
7.375%, 07/01/2021	318	356
Berkshire Hathaway Energy
6.125%, 04/01/2036	275	333
CMS Energy
5.050%, 03/15/2022	52	58
Constellation Energy Group
5.150%, 12/01/2020	26	29
Exelon Generation LLC
4.250%, 06/15/2022	360	370
Israel Electric
5.000%, 11/12/2024	581	605
NRG Energy
6.250%, 05/01/2024	243	249
Pacific Gas & Electric
4.500%, 12/15/2041	65	67

		2,067

Total Corporate Obligations (Cost $53,582) ($ Thousands)		53,864

278	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES — 5.3%

Agency Mortgage-Backed Obligations — 0.2%
FHLMC Multifamily Structured Pass-Through Certificates, Ser K025, Cl A1
1.875%, 04/25/2022	$922	$928
FNMA CMO, Ser 2010-117, Cl DI, IO
4.500%, 05/25/2025	2,477	269
FNMA TBA
4.000%, 06/01/2039	(4,911)	(5,244)
GNMA TBA
3.500%, 07/15/2041	5,000	5,238

		1,191

Non-Agency Mortgage-Backed Obligations — 5.1%
Alternative Loan Trust, Ser 2005-20CB, Cl 3A6
5.500%, 07/25/2035 (A)	137	131
Alternative Loan Trust, Ser 2005-57CB, Cl 4A3
5.500%, 12/25/2035 (A)	390	358
Alternative Loan Trust, Ser 2006-23CB, Cl 1A7
6.000%, 08/25/2036 (A)	229	225
Alternative Loan Trust, Ser 2006-24CB, Cl A16
5.750%, 06/25/2036 (A)	569	512
Alternative Loan Trust, Ser 2006-9T1, Cl A1
5.750%, 05/25/2036 (A)	239	212
Alternative Loan Trust, Ser 2006-J1, Cl 1A13
5.500%, 02/25/2036 (A)	344	310
Alternative Loan Trust, Ser 2007-2CB, Cl 2A4
5.750%, 03/25/2037 (A)	331	295
Banc of America Commercial Mortgage Trust, Ser 2007-4, Cl A1A
5.774%, 02/10/2051 (B)	1,372	1,481
Banc of America Commercial Mortgage Trust, Ser 2007-5, Cl AM
5.772%, 02/10/2051 (B)	78	82
Bear Stearns Commercial Mortgage Securities Trust, Ser 2006-PW13, Cl AJ
5.611%, 09/11/2041 (B)	568	583
BHMS, Ser 2014-ATLS, Cl AFX
3.601%, 07/01/2033 (A)	905	936
Carefree Portfolio Trust, Ser 2014-CARE, Cl A
1.506%, 11/15/2019 (A) (B)	516	517

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

CGRBS, Ser 2013-VN05, Cl A
3.187%, 03/13/2035	$285	$295
Chase Mortgage Finance Trust, Ser 2007-S5, Cl 1A17
6.000%, 07/25/2037 (A)	189	164
CHL Mortgage Pass-Through Trust, Ser 2006-10, Cl 1A8
6.000%, 05/25/2036 (A)	329	306
CHL Mortgage Pass-Through Trust, Ser 2006-13, Cl 1A18
6.250%, 09/25/2036 (A)	455	416
CHL Mortgage Pass-Through Trust, Ser 2006-13, Cl 1A19
6.250%, 09/25/2036 (A)	164	150
Citigroup Commercial Mortgage Trust, Ser 2006-C4, Cl A1A
5.963%, 03/15/2049 (B)	144	148
Citigroup Commercial Mortgage Trust, Ser 2015-GC27, Cl A5
3.137%, 02/10/2048	779	789
COMM Mortgage Trust, Ser 2013-SFS, Cl A1
1.873%, 04/12/2035 (A)	1,353	1,337
COMM Mortgage Trust, Ser 2014-KYO, Cl A
1.082%, 06/11/2027 (A) (B)	663	662
COMM Mortgage Trust, Ser 2014-SAVA, Cl A
1.336%, 06/15/2034 (A) (B)	589	588
COMM Mortgage Trust, Ser C8, Cl A1A
5.292%, 12/10/2046	1,233	1,302
Commercial Mortgage Loan Trust, Ser 2008-LS1, Cl A1A
6.240%, 12/10/2049 (B)	1,247	1,350
Commercial Mortgage Trust, Ser 2007-GG9, Cl A4
5.444%, 03/10/2039	1,155	1,219
Commercial Mortgage Trust, Ser 2007-GG9, Cl AM
5.475%, 03/10/2039	246	259
Countrywide Alternative Loan Trust, Ser 2006-28CB, Cl A14
6.250%, 10/25/2036 (A)	393	335
Countrywide Home Loan Mortgage Pass-Through Trust, Ser 2007-HYB2, Cl 3A1
2.582%, 02/25/2047 (A) (B)	177	147
Credit Suisse Commercial Mortgage Trust, Ser 2007-C3, Cl AM
5.700%, 06/15/2039 (B)	461	483
CW Capital Cobalt, Ser 2007-C3, Cl A4
5.959%, 05/15/2046 (B)	156	167

SEI Institutional Investments Trust / Annual Report / May 31, 2015	279

CONSOLIDATED SCHEDULE OF INVESTMENTS

Multi-Asset Real Return Fund (Continued)

May 31, 2015

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Deutsche Alt-A Securities Mortgage Loan Trust, Ser 2006-AR4, Cl A2
0.371%, 12/25/2036 (A) (B)	$321	$202
Extended Stay America Trust, Ser 2013-ESFL, Cl A2FL
0.881%, 12/05/2031 (A) (B)	140	139
Extended Stay America Trust, Ser 2013-ESH7, Cl A17
2.295%, 12/05/2031 (A)	180	179
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2013-DN2, Cl M2
4.435%, 11/25/2023 (A) (B)	785	809
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-DN2, Cl M1
1.035%, 04/25/2024 (A) (B)	342	341
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-DN2, Cl M3
3.785%, 04/25/2024 (A) (B)	269	265
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-DN3, Cl M3
4.185%, 08/25/2024 (A) (B)	890	900
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-DN4, Cl M3
4.735%, 10/25/2024 (A) (B)	250	261
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-HQ3, Cl M3
4.935%, 10/25/2024 (A) (B)	300	320
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-DNA1, Cl M3
3.480%, 10/25/2027 (A) (B)	265	264
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-HQ1, Cl M2
2.385%, 03/25/2025 (A) (B)	425	428
First Horizon Alternative Mortgage Securities Trust, Ser 2006-FA3, Cl A9
6.000%, 07/25/2036 (A)	145	122
FNMA Connecticut Avenue Securities, Ser 2014-C03, Cl 1M1
1.385%, 07/25/2024 (A) (B)	306	306
FNMA Connecticut Avenue Securities, Ser 2014-C04, Cl 1M2
5.085%, 11/25/2024 (A) (B)	533	560

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

FNMA Connecticut Avenue Securities, Ser 2014-C04, Cl 2M2
5.185%, 11/25/2024 (A) (B)	$	205	$217
FNMA Connecticut Avenue Securities, Ser 2015-C01, Cl 1M2
4.485%, 02/25/2025 (A) (B)		415	421
FNMA Connecticut Avenue Securities, Ser 2015-C02, Cl 2M2
4.187%, 05/25/2025 (A) (B)		420	419
GS Mortgage Securites, Ser 2006-AR4, Cl A2
2.059%, 04/10/2031 (A) (B)		213	211
GS Mortgage Securities II, Ser 2006-GG6, Cl A4
5.553%, 04/10/2038 (B)		215	217
GS Mortgage Securities II, Ser 2007-GG10, Cl A4
5.795%, 08/10/2045 (B)		578	620
GS Mortgage Securities Trust, Ser 2013-G1, Cl A2
3.557%, 04/10/2031 (A) (B)		1,485	1,506
GS Mortgage Securities, Ser 2013-KING, Cl A
2.706%, 12/10/2027 (A)		267	272
HomeBanc Mortgage Trust, Ser 2005-1, Cl A1
0.435%, 03/25/2035 (A) (B)		156	139
IndyMac INDX Mortgage Loan Trust, Ser 2006-AR15, Cl A1
0.305%, 07/25/2036 (A) (B)		181	145
JP Morgan Mortgage Trust, Ser 2007-S3, Cl 1A8
6.000%, 08/25/2037 (A)		258	231
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2004-LN2, Cl A1A
4.838%, 07/15/2041 (A) (B)		165	165
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2007-CB19, Cl AM
5.885%, 02/12/2049 (B)		100	106
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2007-LD12, Cl A4
5.882%, 02/15/2051 (B)		1,275	1,365
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2007-LD12, Cl AM
6.208%, 02/15/2051 (B)		75	82

280	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2007-LDPX, Cl A1A
5.439%, 01/15/2049	$	1,186	$1,260
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2008-C2, Cl A1A
5.998%, 02/12/2051		726	792
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2010-C2, Cl A1
2.749%, 11/15/2043 (A)		974	980
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2014-INN, Cl A
1.106%, 06/15/2029 (A) (B)		923	920
LB-UBS Commercial Mortgage Trust, Ser 2007-C1, Cl A4
5.424%, 02/15/2040		292	308
LB-UBS Commercial Mortgage Trust, Ser 2007-C1, Cl AM
5.455%, 02/15/2040		305	323
LSTAR Commercial Mortgage Trust, Ser 2014-2, Cl A2
2.767%, 01/20/2041 (A)		533	543
Merrill Lynch Mortgage Trust, Ser 2006-C2, Cl A1A
5.739%, 08/12/2043 (B)		181	189
ML-CFC Commercial Mortgage Trust, Ser 2006-4, Cl A1A
5.166%, 12/12/2049		320	336
ML-CFC Commercial Mortgage Trust, Ser 2007-9, Cl A4
5.700%, 09/12/2049		300	321
PFP III, Ser 2014-1, Cl A
1.356%, 06/14/2031 (A) (B)		428	428
RSO, Ser 2014-CRE2, Cl A
1.236%, 04/15/2032 (A) (B)		409	406
Starwood Retail Property Trust, Ser 2014, Cl A
1.406%, 11/15/2027 (A) (B)		585	586
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C3, Cl A4
3.091%, 08/10/2049		98	101
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C4, Cl A5
2.850%, 12/10/2045		194	197
Wachovia Bank Commercial Mortgage Trust, Ser 2006-C26
6.009%, 06/15/2045 (B)		439	456
Wachovia Bank Commercial Mortgage Trust, Ser 2006-C23, Cl A5
5.416%, 01/15/2045 (B)		1,477	1,505

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

Wells Fargo Mortgage-Backed Securities Trust, Ser 2007-8, Cl 2A5
5.750%, 07/25/2037 (A)	$	226	$221
WFRBS Commercial Mortgage Trust, Ser 2013-C14, Cl A5
3.337%, 06/15/2046		280	294
WFRBS Commercial Mortgage Trust, Ser 2014-C20, Cl A2
3.036%, 05/15/2047		549	572

			37,709

Total Mortgage-Backed Securities (Cost $38,932) ($ Thousands)			38,900

ASSET-BACKED SECURITIES — 4.3%

Automotive — 3.0%
Ally Master Owner Trust, Ser 2014-1, Cl A2
1.290%, 01/15/2019		1,051	1,055
Ally Master Owner Trust, Ser 2015-3, Cl A
1.630%, 05/15/2020		788	788
AmeriCredit Automobile Receivables Trust, Ser 2013-3, Cl A3
0.920%, 04/09/2018		437	437
AmeriCredit Automobile Receivables Trust, Ser 2013-4, Cl A3
0.960%, 04/09/2018		315	315
ARI Fleet Lease Trust, Ser 2014-A, Cl A2
0.810%, 11/15/2022 (A)		292	292
Avis Budget Rental Car Funding AESOP LLC, Ser 2013-2A, Cl A
2.970%, 02/20/2020 (A)		710	733
Avis Budget Rental Car Funding AESOP LLC, Ser 2014-1A, Cl A
2.460%, 07/20/2020 (A)		1,119	1,133
Bank of The West Auto Trust, Ser 2015-1, Cl A3
1.310%, 10/15/2019 (A)		748	748
BMW Floorplan Master Owner Trust, Ser 2012-1A, Cl A
0.586%, 09/15/2017 (A) (B)		425	425
California Republic Auto Receivables Trust, Ser 2014-2, Cl A4
1.570%, 12/16/2019		734	737

SEI Institutional Investments Trust / Annual Report / May 31, 2015	281

CONSOLIDATED SCHEDULE OF INVESTMENTS

Multi-Asset Real Return Fund (Continued)

May 31, 2015

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

California Republic Auto Receivables Trust, Ser 2015-2, Cl A3
1.310%, 08/15/2019	$	561	$561
Capital Auto Receivables Asset Trust, Ser 2013-3, Cl A2
1.040%, 11/21/2016		374	374
Capital Auto Receivables Asset Trust, Ser 2014-1, Cl B
2.220%, 01/22/2019		160	162
Carfinance Capital Auto Trust, Ser 2013-1A, Cl A
1.650%, 07/17/2017 (A)		9	9
Chrysler Capital Auto Receivables Trust, Ser 2014-BA, Cl A2
0.690%, 09/15/2017 (A)		1,009	1,009
CPS Auto Receivables Trust, Ser 2013-B, Cl A
1.820%, 09/15/2020 (A)		404	405
CPS Auto Receivables Trust, Ser 2014-B, Cl A
1.110%, 11/15/2018 (A)		386	385
Drive Auto Receivables Trust, Ser 2015-BA, Cl A2A
0.930%, 12/15/2017 (A)		358	358
Enterprise Fleet Financing LLC, Ser 2014-1, Cl A2
0.870%, 09/20/2019 (A)		284	284
Enterprise Fleet Financing LLC, Ser 2015-1, Cl A2
1.300%, 09/20/2020 (A)		760	761
Exeter Automobile Receivables Trust, Ser 2013-1A, Cl A
1.290%, 10/16/2017 (A)		19	19
Exeter Automobile Receivables Trust, Ser 2014-1A, Cl A
1.290%, 05/15/2018 (A)		142	142
Exeter Automobile Receivables Trust, Ser 2014-2A, Cl A
1.060%, 08/15/2018 (A)		174	174
Flagship Credit Auto Trust, Ser 2013-1, Cl A
1.320%, 04/16/2018 (A)		30	30
Ford Auto Securitization Trust, Ser 2013-R1A, Cl A2
1.676%, 09/15/2016 (A)		41	33
Ford Credit Auto Owner Trust, Ser 2012-D, Cl B
1.010%, 05/15/2018		100	100
Ford Credit Auto Owner Trust, Ser 2014-2, Cl A
2.310%, 04/15/2026 (A)		640	650
Ford Credit Floorplan Master Owner Trust, Ser 2014-1, Cl A1
1.200%, 02/15/2019		770	772

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

Ford Credit Floorplan Master Owner Trust, Ser 2015-2, Cl A2
0.752%, 01/15/2022 (B)	$	741	$742
GE Dealer Floorplan Master Note Trust, Ser 2014-1, Cl A
0.564%, 07/20/2019 (B)		481	477
GE Dealer Floorplan Master Note Trust, Ser 2015-1, Cl A
0.684%, 01/20/2020 (B)		683	684
GM Financial Automobile Leasing Trust, Ser 2015-1, Cl A2
1.100%, 12/20/2017		739	739
Harley-Davidson Motorcycle Trust, Ser 2014-1, Cl A3
1.100%, 09/15/2019		340	341
Harley-Davidson Motorcycle Trust, Ser 2015-2, Cl A3
1.300%, 03/16/2020		748	748
Hertz Fleet Lease Funding, Ser 2013-3, Cl A
0.732%, 12/10/2027 (A) (B)		866	866
Hertz Vehicle Financing, Ser 2013-1A, Cl A1
1.120%, 08/25/2017 (A)		715	715
Hyundai Auto Lease Securitization Trust, Ser 2015-A, Cl A2
1.000%, 10/16/2017 (A)		516	516
Mercedes Benz Auto Lease Trust, Ser 2014-A, Cl A2A
0.480%, 06/15/2016		236	236
Mercedes-Benz Master Owner Trust, Ser 2012-A, Cl A
0.790%, 11/15/2017 (A)		342	342
Navistar Financial Dealer Note Master Owner Trust II, Ser 2014-1, Cl A
0.935%, 10/25/2019 (A) (B)		596	596
Porsche Innovative Lease Owner Trust, Ser 2015-1, Cl A4
1.430%, 05/21/2021 (A)		746	746
Santander Drive Auto Receivables Trust, Ser 2013-4, Cl A3
1.110%, 12/15/2017		249	249
Volvo Financial Equipment LLC, Ser 2015-1A, Cl A3
1.510%, 06/17/2019 (A)		742	744

			21,632

Credit Cards — 0.9%
Barclays Dryrock Issuance Trust, Ser 2014-3, Cl A
2.410%, 07/15/2022		416	424

282	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description		Face Amount ($ Thousands)	Market Value ($ Thousands)

Barclays Dryrock Issuance Trust, Ser 2015-1, Cl A
2.200%, 12/15/2022	$	748	$753
Cabela’s Credit Card Master Note Trust, Ser 2014-1, Cl A
0.532%, 03/16/2020 (B)		500	500
Chase Issuance Trust, Ser 2014, Cl A1
1.150%, 01/15/2019		630	632
Discover Card Execution Note Trust, Ser 2015, Cl A1
0.536%, 08/17/2020 (B)		540	541
Discover Card Execution Note Trust, Ser 2015-A2, Cl A
1.900%, 10/17/2022		754	754
First National Master Note Trust, Ser 2013-2, Cl A
0.716%, 10/15/2019 (B)		561	562
Synchrony Credit Card Master Note Trust, Ser 2012-2, Cl A
2.220%, 01/15/2022		1,098	1,110
World Financial Network Credit Card Master Trust, Ser 2013, Cl A
1.610%, 12/15/2021		161	161
World Financial Network Credit Card Master Trust, Ser 2014, Cl A
0.566%, 12/15/2019 (B)		705	706
World Financial Network Credit Card Master Trust, Ser 2015, Cl A
0.703%, 02/15/2022 (B)		424	424

			6,567

Other Asset-Backed Securities — 0.4%
CIT Equipment Collateral, Ser 2014-VT1, Cl A2
0.860%, 05/22/2017 (A)		924	924
CNH Equipment Trust, Ser 2015-A, Cl A4
1.850%, 04/15/2021		520	522
Dell Equipment Finance Trust, Ser 2015-1, Cl A3
1.300%, 03/23/2020 (A)		258	258
GE Equipment Small Ticket LLC, Ser 2014-1A, Cl A2
0.590%, 08/24/2016 (A)		536	535
GSAA Trust, Ser 2006-5, Cl 2A3
0.451%, 03/25/2036 (B)		226	154

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)

Macquarie Equipment Funding Trust, Ser 2014-A, Cl A2
0.800%, 11/21/2016 (A)		755	$757

			3,150

Total Asset-Backed Securities (Cost $31,274) ($ Thousands)			31,349

FOREIGN BONDS — 1.2%
Bank of Ireland
1.781%, 09/22/2015 (A) (B)	CAD	425	330
Barclays Bank
6.625%, 03/30/2022	EUR	75	107
Basell Finance
8.100%, 03/15/2027 (A)		70	95
BNP Paribas
5.186%, 06/29/2049 (A) (B)		165	166
Cia Minera Milpo SAA
4.625%, 03/28/2023 (A)		280	289
Comcel Trust
6.875%, 02/06/2024 (A)		315	338
Credit Agricole
7.875%, 01/23/2024 (A) (B)		216	230
Deutsche Telekom International Finance
4.875%, 03/06/2042 (A)		560	594
Empresa de Transporte de Pasajeros Metro
4.750%, 02/04/2024 (A)		296	320
HBOS Capital Funding
4.939%, 05/29/2049 (B)	EUR	317	346
ING Bank
2.000%, 09/25/2015 (A)		220	221
Korea National Oil
3.125%, 04/03/2017 (A)		200	205
Marfrig Overseas
9.500%, 05/04/2020 (A)		160	162
MCE Finance
5.000%, 02/15/2021 (A)		250	241
Minsur
6.250%, 02/07/2024 (A)		609	674
Nomura Holdings
2.000%, 09/13/2016		248	250
Numericable Group
5.375%, 05/15/2022 (A)		223	256
Odebrecht Finance
5.250%, 06/27/2029 (A)		369	325
Petrobras International Finance
5.750%, 01/20/2020		702	701
Petronas Capital
5.250%, 08/12/2019		125	140
Rogers Communications
4.000%, 06/06/2022	CAD	20	17
Royal Bank of Scotland
9.500%, 03/16/2022 (B)		35	39

SEI Institutional Investments Trust / Annual Report / May 31, 2015	283

CONSOLIDATED SCHEDULE OF INVESTMENTS

Multi-Asset Real Return Fund (Continued)

May 31, 2015

Description		Face Amount (1) (Thousands)/Shares	Market Value ($ Thousands)

Sociedad Quimica y Minera de Chile
3.625%, 04/03/2023 (A)		280	$270
Societe Generale
5.922%, 04/05/2017 (A) (B)		100	104
Standard Chartered
4.000%, 07/12/2022 (B)		465	478
Talent Yield Investments
4.500%, 04/25/2022 (A)		1,012	1,069
Telecom Italia Capital
7.175%, 06/18/2019		60	68
Telefonica Emisiones SAU
5.462%, 02/16/2021		70	79
Trust F
5.250%, 12/15/2024‡ (A)		630	666
Virgolino de Oliveira Finance
10.500%, 01/28/2018 (A)		500	5

Total Foreign Bonds (Cost $9,033) ($ Thousands)			8,785

SOVEREIGN DEBT — 0.2%
Brazil Notas do Tesouro Nacional Serie F, BRL
10.000%, 01/01/2017	BRL	4,890	1,462
Qatar Government International Bond
4.500%, 01/20/2022 (A)		200	222
United Mexican States MTN
5.950%, 03/19/2019		94	107

Total Sovereign Debt (Cost $2,199) ($ Thousands)			1,791

FOREIGN COMMON STOCK — 0.0%

Puerto Rico — 0.0%
Popular*		9,800	318

Total Foreign Common Stock (Cost $345) ($ Thousands)			318

PREFERRED STOCK — 0.0%

Financials — 0.0%
Allstate (B)		750	20

Total Preferred Stock (Cost $19) ($ Thousands)			20

U.S. TREASURY OBLIGATIONS — 68.1%
U.S. Treasury Bills
0.025%, 06/25/2015 (D) (E)		27,000	27,000
0.020%, 07/23/2015 (D)		25,000	24,999
0.010%, 08/13/2015 (D)		35,000	35,000
0.005%, 06/04/2015 (D) (E)		34,000	34,000
U.S. Treasury Inflation-Protected Securities
2.625%, 07/15/2017		3,452	3,721

Description		Face Amount (1) (Thousands)/Shares	Market Value ($ Thousands)

2.500%, 07/15/2016 (E)		33,438	$34,804
2.125%, 01/15/2019 (E)		13,336	14,588
1.625%, 01/15/2018 (E)		21,334	22,625
1.375%, 01/15/2020 (E)		28,387	30,512
0.125%, 04/15/2016		11,946	12,016
0.125%, 04/15/2017		64,580	65,584
0.125%, 04/15/2018 (E)		74,141	75,485
0.125%, 04/15/2019 (E)		77,830	79,107
0.125%, 04/15/2020		37,377	37,841

Total U.S. Treasury Obligations (Cost $496,820) ($ Thousands)			497,282

TIME DEPOSITS — 2.4%
Brown Brothers Harriman
5.800%, 06/01/2015	ZAR	—	—
0.427%, 06/01/2015	NOK	—	—
0.100%, 06/01/2015	CAD	125	101
0.100%, 06/01/2015	SGD	—	—
0.079%, 06/01/2015	GBP	—	—
0.030%, 06/01/2015	USD	13,539	13,539
0.030%, 06/01/2015	USD	4,216	4,216
0.005%, 06/01/2015	HKD	—	—
0.005%, 06/01/2015	JPY	—	—
(0.211)%, 06/01/2015	EUR	16	17
(0.400)%, 06/01/2015	SEK	—	—

Total Time Deposits (Cost $17,873) ($ Thousands)			17,873

Total Investments — 118.4% (Cost $848,862) ($ Thousands)			$865,625

COMMON STOCK SOLD SHORT — (14.5)%

Consumer Discretionary — (6.1)%
American Public Education*		(6,200)	(150)
Apollo Education Group, Cl A*		(16,400)	(272)
Arctic Cat		(17,800)	(589)
bebe stores		(146,800)	(382)
Black Diamond*		(15,500)	(144)
Bob Evans Farms		(33,600)	(1,543)
Cabela’s*		(73,700)	(3,759)
Callaway Golf		(36,700)	(346)
Carmike Cinemas*		(5,400)	(150)
CBS, Cl B		(2,600)	(160)
Christopher & Banks*		(30,900)	(177)
Chuy’s Holdings*		(58,900)	(1,531)
Crocs*		(32,500)	(489)
Cumulus Media, Cl A*		(85,300)	(201)
Del Frisco’s Restaurant Group*		(2,200)	(41)
Delphi Automotive		(4,700)	(409)
Destination XL Group*		(38,400)	(186)
Discovery Communications, Cl A*		(12,700)	(431)
Dixie Group*		(71,854)	(697)
Dorman Products*		(16,300)	(761)

284	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Description	Shares	Market Value ($ Thousands)

Federal-Mogul Holdings, Cl A*	(13,600)	$(169)
Ford Motor	(257,200)	(3,902)
Fox Factory Holding*	(31,700)	(517)
Fuel Systems Solutions*	(72,100)	(589)
Groupon, Cl A*	(5,000)	(32)
Guess?	(99,400)	(1,743)
Harley-Davidson	(33,600)	(1,797)
Iconix Brand Group*	(43,200)	(1,115)
Johnson Controls	(8,100)	(421)
Kate Spade*	(46,300)	(1,147)
Las Vegas Sands	(5,600)	(285)
Liberty Tax	(3,100)	(74)
Lifetime Brands	(2,100)	(31)
Lions Gate Entertainment	(21,400)	(708)
LKQ*	(51,000)	(1,457)
Mattel	(46,700)	(1,205)
Media General*	(24,200)	(401)
Men’s Wearhouse	(12,000)	(696)
Meritage Homes*	(5,700)	(250)
MGM Resorts International*	(23,500)	(471)
Michael Kors Holdings*	(24,100)	(1,121)
Movado Group	(11,200)	(293)
New Home*	(2,000)	(31)
Pep Boys-Manny Moe & Jack*	(11,700)	(119)
Pier 1 Imports	(21,100)	(268)
PVH	(3,900)	(408)
Ralph Lauren, Cl A	(16,100)	(2,099)
Rentrak*	(4,800)	(326)
SeaWorld Entertainment	(42,200)	(912)
Standard Motor Products	(2,600)	(91)
Stoneridge*	(47,700)	(569)
Town Sports International Holdings	(41,000)	(138)
TRI Pointe Homes*	(151,900)	(2,190)
TripAdvisor*	(16,100)	(1,228)
Tuesday Morning*	(21,600)	(277)
UCP, Cl A*	(801)	(7)
VOXX International, Cl A*	(18,700)	(160)
William Lyon Homes, Cl A*	(7,100)	(161)
Winnebago Industries	(11,500)	(250)
Wynn Resorts	(41,100)	(4,138)

		(44,214)

Financials — (0.8)%
Bancorp*	(44,000)	(425)
CBOE Holdings	(14,900)	(872)
Commerce Bancshares	(2,400)	(107)
eHealth*	(50,600)	(660)
Ezcorp, Cl A*	(15,700)	(125)
Genworth Financial, Cl A*	(33,600)	(267)
Hudson City Bancorp	(28,200)	(268)
Ocwen Financial*	(172,000)	(1,748)
Regional Management*	(16,200)	(282)
TFS Financial	(51,000)	(757)

		(5,511)

Description	Shares	Market Value ($ Thousands)

Industrials — (1.4)%
Ameresco, Cl A*	(32,500)	$(236)
American Science & Engineering	(6,800)	(266)
Barrett Business Services	(3,500)	(126)
Chart Industries*	(24,900)	(808)
Copa Holdings, Cl A	(18,500)	(1,578)
Flowserve	(1,200)	(66)
Generac Holdings*	(4,700)	(196)
Kirby*	(20,200)	(1,550)
LMI Aerospace*	(9,800)	(98)
Manitowoc	(3,400)	(64)
MSC Industrial Direct, Cl A	(5,500)	(382)
Powell Industries	(9,300)	(337)
Power Solutions International*	(6,700)	(368)
PowerSecure International*	(82,400)	(1,227)
Raven Industries	(17,600)	(339)
Shiloh*	(3,300)	(32)
UTi Worldwide*	(147,000)	(1,414)
Virgin America*	(7,200)	(205)
Wesco Aircraft Holdings*	(72,500)	(1,070)

		(10,362)

Information Technology — (4.0)%
ADTRAN	(14,300)	(246)
Anixter International*	(5,900)	(401)
Apple	(8,600)	(1,120)
Applied Micro Circuits*	(585,800)	(3,743)
Applied Optoelectronics*	(20,700)	(370)
Audience*	(8,500)	(41)
CalAmp*	(29,500)	(582)
Calix*	(12,600)	(101)
Cray*	(16,700)	(511)
CUI Global*	(10,600)	(57)
Daktronics	(4,700)	(51)
Electro Scientific Industries	(31,400)	(172)
Exar*	(34,100)	(370)
Extreme Networks*	(424,700)	(1,151)
FARO Technologies*	(17,500)	(764)
Finisar*	(69,000)	(1,511)
Immersion*	(83,900)	(1,014)
Intevac*	(31,600)	(172)
JDS Uniphase*	(96,300)	(1,235)
Kopin*	(48,500)	(169)
MaxLinear, Cl A*	(91,176)	(914)
Maxwell Technologies*	(40,400)	(206)
Nanometrics*	(8,900)	(138)
NeoPhotonics*	(4,200)	(35)
Numerex, Cl A*	(3,600)	(31)
PDF Solutions*	(6,900)	(110)
Power Integrations	(25,400)	(1,289)
Radisys*	(19,300)	(56)
Ruckus Wireless*	(54,400)	(572)
SanDisk	(52,300)	(3,576)

SEI Institutional Investments Trust / Annual Report / May 31, 2015	285

CONSOLIDATED SCHEDULE OF INVESTMENTS

Multi-Asset Real Return Fund (Continued)

May 31, 2015

Description	Shares/Contracts	Market Value ($ Thousands)
Semtech*	(11,500)	$(246)
Silicon Graphics International*	(87,800)	(564)
Sonus Networks*	(166,000)	(1,300)
Trimble Navigation*	(32,300)	(757)
Ultra Clean Holdings*	(19,500)	(126)
Ultratech*	(117,000)	(2,333)
Veeco Instruments*	(18,900)	(572)
Xilinx	(61,200)	(2,902)

		(29,508)

Materials — (2.2)%
Advanced Emissions Solutions*	(47,900)	(656)
Allegheny Technologies	(6,200)	(201)
AM Castle*	(9,800)	(59)
American Vanguard	(213,300)	(2,939)
Axiall	(7,600)	(287)
Carpenter Technology	(39,100)	(1,597)
Deltic Timber	(5,400)	(349)
Flotek Industries*	(180,000)	(2,068)
FMC	(5,900)	(337)
Freeport-McMoRan, Cl B	(17,500)	(344)
H.B. Fuller	(37,100)	(1,562)
Horsehead Holding*	(34,100)	(424)
Koppers Holdings	(20,700)	(534)
Louisiana-Pacific*	(226,500)	(4,097)
Worthington Industries	(1,600)	(44)
WR Grace*	(5,400)	(529)

		(16,027)

Total Common Stock Sold Short (Proceeds $115,454) ($ Thousands)		(105,622)

PURCHASED OPTIONS — 0.0%
December 2015, Corn Future Option Call, Expires 11/23/15, Strike Price: $380*	120	125
November 2015, Soybean Future Option Call, Expires 10/26/15, Strike Price: $940*	46	71

Total Purchased Options (Cost $257) ($ Thousands)		$196

A list of the open futures contracts held by the Fund at May 31, 2015, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
Brent Crude	162	Sep-2015	$119
Canadian 10-Year Bond	18	Sep-2015	25
Coffee	46	Jul-2015	(181)
Copper	(40)	Dec-2015	137
Copper	189	Jul-2015	(176)
Corn	500	Jul-2015	(825)
Cotton No. 2	(168)	Jul-2015	79
Cotton No. 2	64	Dec-2015	(1)
Crude Oil	153	Jul-2015	823
Crude Oil	175	Nov-2015	47
Euro-Bobl	(109)	Jun-2015	60
Gasoline	40	Jul-2015	463

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
Gold	148	Aug-2015	$(220)
Heating Oil	73	Jul-2015	541
Heating Oil	(33)	Nov-2015	86
Lean Hogs	41	Jul-2015	(28)
Live Cattle	69	Aug-2015	51
LME Nickel	31	Jul-2015	12
LME Nickel	51	Sep-2015	(273)
LME Nickel	(33)	Sep-2016	243
MINI MSCI EAFE	(116)	Jun-2015	(584)
Natural Gas	52	Jul-2015	49
Natural Gas	482	Sep-2015	(480)
Palladium	115	Sep-2015	(128)
PRI LME Aluminum	73	Jul-2015	(151)
S&P 500 Index E-MINI	(112)	Jun-2015	(354)
Silver	72	Jul-2015	131
Soybean	133	Jul-2015	(247)
Soybean	(218)	Nov-2015	734
Soybean Meal	108	Jul-2015	(90)
Soybean Oil	194	Jul-2015	249
Sugar	435	Jul-2015	(364)
U.S. 2-Year Treasury Note	(4)	Sep-2015	(1)
U.S. 5-Year Treasury Note	(84)	Sep-2015	(54)
U.S. 10-Year Treasury Note	(130)	Sep-2015	(146)
U.S. Long Treasury Bond	(20)	Sep-2015	(89)
U.S. Ultra Long Treasury Bond	8	Sep-2015	28
Wheat	(182)	Dec-2015	101
Wheat	485	Jul-2015	(793)
Zinc LME	87	Jul-2015	(38)

			$(1,245)

For the year ended May 31, 2015, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

A list of the open forward foreign currency contracts held by the Fund at May 31, 2015, is as follows:

Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) ($ Thousands)
6/2/15-7/2/15	BRL	9,695	USD	3,164	$144
6/2/15	USD	1,537	BRL	4,847	(19)
6/4/15	GBP	2,505	USD	3,741	(81)
6/5/15	SGD	1,288	USD	956	1
6/12/15	TWD	29,914	USD	963	(11)
6/12/15	USD	990	TWD	30,097	(9)
6/17/15	CAD	2,839	USD	2,374	100
6/18/15	EUR	4,038	USD	4,435	7
6/19/15	AUD	3,507	USD	2,809	127
7/10/15	USD	1,118	IDR	14,925,620	3

					$262

A list of the counterparties for the open forward foreign currency contracts held by the Fund at May 31, 2015, is as follows:

Counterparty	Currency to Deliver ($ Thousands)	Currency to Receive ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)
Barclays PLC	$(2,108)	$2,102	$(6)
BNP Paribas	(2,274)	2,374	100
Credit Suisse First Boston	(4,428)	4,435	7
Goldman Sachs	(4,684)	4,623	(61)
HSBC	(4,858)	4,967	109
JPMorgan Chase Bank	(955)	956	1
Royal Bank of Scotland	(975)	963	(12)
Standard Chartered	(1,518)	1,642	124

			$262

For the year ended May 31, 2015, the total amount of all open forward foreign currency contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

286	SEI Institutional Investments Trust / Annual Report / May 31, 2015

A list of the open centrally cleared swap agreements held by the Fund at May 31, 2015, is as follows:

Interest Rate Swaps
Counterparty	Fund Pays	Fund Receives	Termination Date	Currency	Notional Amount (Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Morgan Stanley	3-Month USD - LIBOR	1.75%	10/31/19	USD	3,860	$46
Morgan Stanley	3-Month USD - LIBOR	3.31%	5/6/34	USD	1,650	209
Morgan Stanley	2.31%	3-Month USD - LIBOR	5/18/25	USD	2,880	(36)
Morgan Stanley	1.99%	3-Month USD - LIBOR	4/21/25	USD	2,040	31
Morgan Stanley	6-Month AUD - BBR	2.97%	3/11/25	AUD	3,610	(9)
Morgan Stanley	3-Month USD - LIBOR	2.69%	9/24/24	USD	2,470	129
Morgan Stanley	3-Month USD - LIBOR	2.67%	7/18/24	USD	1,710	96
Morgan Stanley	2.67%	3-Month USD - LIBOR	7/10/24	USD	2,130	(121)
Morgan Stanley	2.63%	3-Month USD - LIBOR	7/2/24	USD	3,360	(181)
Morgan Stanley	3-Month USD - LIBOR	2.63%	5/29/24	USD	1,630	71
Morgan Stanley	2.63%	3-Month USD - LIBOR	5/23/24	USD	4,050	(177)
Morgan Stanley	2.82%	3-Month USD - LIBOR	4/28/24	USD	2,770	(171)
Morgan Stanley	2.89%	3-Month USD - LIBOR	2/14/24	USD	1,780	(131)
Morgan Stanley	2.98%	3-Month USD - LIBOR	1/14/24	USD	1,990	(166)
Morgan Stanley	2.24%	3-Month USD - LIBOR	6/25/21	USD	1,680	(60)
Morgan Stanley	1.57%	3-Month USD - LIBOR	4/1/20	USD	5,370	(8)
Morgan Stanley	0.81%	3-Month USD - LIBOR	5/18/17	USD	15,030	2
Morgan Stanley	2.14%	3-Month AUD - BBR	3/11/17	AUD	23,690	(21)
Morgan Stanley	0.97%	3-Month CAD - CDOR	3/10/17	CAD	17,880	(3)
Morgan Stanley	0.54%	3-Month USD - LIBOR	5/6/16	USD	44,600	(39)

						$(539)

A list of the open OTC swap agreements held by the Fund at May 31, 2015, is as follows:

Interest Rate Swaps
Counterparty	Fund Pays	Fund Receives	Termination Date	Currency	Notional Amount (Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Barclays Bank PLC	1.10%	3 Month USD - LIBOR	2/21/17	USD	500	$(5)
Citibank	12.31%	1-Year BRL - CDI	1/4/21	BRL	8,038	6
Citibank	1-Year BRL - CDI	13.19%	1/2/17	BRL	26,966	(15)
Credit Suisse	3-Month USD - LIBOR	2.09%	3/12/22	USD	250	4
Morgan Stanley	2.80%	3 Month USD -LIBOR	3/6/42	USD	330	(15)
Morgan Stanley	2.81%	3 Month USD -LIBOR	2/21/42	USD	450	(23)

						$(48)

Credit Default Swaps
Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pays)/Receives Rate	Termination Date	Currency	Notional Amount (Thousands)	Net Unrealized Appreciation ($ Thousands)
Bank of America	Societe Generale	Sell	3.00%	12/20/17	EUR	(200)	$9
Credit Suisse	Kohl’s Corporation	Sell	1.00%	6/20/19	USD	(379)	11
Credit Suisse	Kohl’s Corporation	Sell	1.00%	6/20/19	USD	(153)	4
Credit Suisse	Kohl’s Corporation	Sell	1.00%	6/20/19	USD	(155)	5
Credit Suisse	Kohl’s Corporation	Sell	1.00%	6/20/19	USD	(223)	6
Deutsche Bank	Anadarko Petroleum Corporation	Sell	1.00%	9/20/17	USD	(170)	5

							$40

For the year ended May 31, 2015, the total amount of all open swap agreements, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $730,812 ($ Thousands).

*	Non-income producing security.

‡	Real Estate Investment Trust.

(1)	In U.S. Dollars unless otherwise indicated.

(A)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(B)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of May 31, 2015.

(C)	Step Bonds — The rate reflected on the Schedule of Investments is the effective yield on May 31, 2015. The coupon on a step bond changes on a specified date.
(D)	The rate reported is the effective yield at time of purchase.

(E)	Security, or portion thereof, has been pledged as collateral on open futures contracts, reverse repurchase agreements and securities sold short.

AUD — Australian Dollar

BRL — Brazilian Real

CAD — Canadian Dollar

CDI — Average One-Day Interbank Deposit Rate

CDOR — Canadian Dollar Offered Rate

Cl — Class

CMO — Collateralized Mortgage Obligation

EAFE — Europe, Australasia and Far East

EUR — Euro

SEI Institutional Investments Trust / Annual Report / May 31, 2015	287

CONSOLIDATED SCHEDULE OF INVESTMENTS

Multi-Asset Real Return Fund (Concluded)

May 31, 2015

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GBP — British Pound Sterling

HKD — Hong Kong Dollar

IDR — Indonesian Rupiah

JPY — Japanese Yen

LIBOR — London Interbank Offered Rate

LLC — Limited Liability Company

LME — London Metal Exchange

MSCI — Morgan Stanley Capital International

MTN — Medium Term Note

NOK — Norwegian Krone

OTC — Over the Counter

PLC — Public Limited Company

S&P — Standard & Poor’s

SEK — Swedish Krone

Ser — Series

TWD — Taiwanese Dollar

USD — U.S. Dollar

ZAR — South African Rand

The following is a list of the level of inputs used as of May 31, 2015, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$215,443	$—	$—	$215,443
Corporate Obligations	—	53,864	—	53,864
Mortgage-Backed Securities	—	38,900	—	38,900
Asset-Backed Securities	—	31,349	—	31,349
Foreign Bonds	—	8,785	—	8,785
Sovereign Debt	—	1,791	—	1,791
Foreign Common Stock	318	—	—	318
Preferred Stock	—	20	—	20
U.S. Treasury Obligations	—	497,282	—	497,282
Time Deposits	—	17,873	—	17,873

Total Investments in Securities	$215,761	$649,864	$—	$865,625

Securities Sold Short	Level 1	Level 2	Level 3	Total
Common Stock	$(105,622)	$—	$—	$(105,622)

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Purchased Options	$—	$196	$—	$196
Futures Contracts*
Unrealized Appreciation	3,978	—	—	3,978
Unrealized Depreciation	(5,223)	—	—	(5,223)
Forwards Contracts*
Unrealized Appreciation	—	382	—	382
Unrealized Depreciation	—	(120)	—	(120)
Centrally Cleared Swaps
Interest Rate Swaps*
Unrealized Appreciation	—	584	—	584
Unrealized Depreciation	—	(1,123)	—	(1,123)
OTC Swaps
Interest Rate Swaps*
Unrealized Appreciation	—	10	—	10
Unrealized Depreciation	—	(58)	—	(58)
Credit Default Swaps*
Unrealized Appreciation	—	40	—	40
Reverse Repurchase
Agreements	—	(135,632)	—	(135,632)

Total Other Financial Instruments	$(1,245)	$(135,721)	$—	$(136,966)

*	Futures contracts, forwards contracts and swaps are valued at the unrealized appreciation (depreciation) on the instrument.
For the year ended May 31, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2015, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $O or have been rounded to $O.

The accompanying notes are an integral part of the financial statements.

288	SEI Institutional Investments Trust / Annual Report / May 31, 2015

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Statements of Assets and Liabilities ($ Thousands)

May 31, 2015

	Large Cap Fund		Large Cap Diversified Alpha Fund		Large Cap Disciplined Equity Fund		Large Cap Index Fund
Assets:
Investments at value†	$2,282,097	*	$60,543		$4,048,827	*	$1,935,686	*
Affiliated investment, at value††	155,416		3,685		202,018		62,139
Cash	—		—		—		—
Cash pledged as collateral for futures contracts	6,100		688		11,185		—
Foreign currency, at value†††	—		—		—		—
Receivable for fund shares sold	1,768		90		34,618		58
Receivable for investment securities sold	12,859		2,437		211,237		14,866
Dividends and interest receivable	3,229		—		7,606		3,732
Foreign tax reclaim receivable	—		1		93		—
Prepaid expenses	10		1		47		—
Total Assets	2,461,479		67,445		4,515,631		2,016,481
Liabilities:
Payable upon return on securities loaned	36,555		—		29,683		25,575
Payable for investment securities purchased	14,346		467		30,938		149
Payable for fund shares redeemed	43,679		3,355		255,420		18,096
Payable for variation margin	248		—		163		342
Investment advisory fees payable	369		13		640		17
CCO fees payable	2		—		3		1
Trustees fees payable	7		—		13		6
Accrued expense payable	69		3		126		41
Total Liabilites	95,275		3,838		316,986		44,227
Net Assets	$2,366,204		$63,607		$4,198,645		$1,972,254
†Cost of investments and repurchase agreements	1,696,596		50,180		3,377,130		1,065,704
††Cost of affiliated investments	155,416		3,685		202,018		61,800
†††Cost of foreign currency	—		—		—		—
*Includes market value of securities on loan	35,431		—		28,661		24,808
Net Assets:
Paid-in-Capital — (unlimited authorization — no par value)	$1,595,819		$36,219		$3,235,478		$1,066,706
Undistributed net investment income	4,124		—		10,481		5,034
Accumulated net realized gain (loss) on investments, option contracts, swaptions, futures contracts, securities sold short, swap contracts and foreign currency	180,760		16,988		279,030		29,195
Net unrealized appreciation on investments and option contracts	585,501		10,363		671,697		870,321
Net unrealized appreciation on futures contracts	—		37		1,970		998
Net unrealized appreciation (depreciation) on forward foreign currency contracts, foreign currencies and translation of other assets and liabilities denominated in foreign currencies	—		—		(11)		—
Net Assets	$2,366,204		$63,607		$4,198,645		$1,972,254
Net Asset Value, Offering and Redemption Price Per Share — Class A	$22.89		$15.28		$14.38		$169.36
	($2,366,204,354 ÷ 103,381,177 shares	)	($63,607,124 ÷ 4,163,615 shares	)	($4,198,645,127 ÷ 292,021,494 shares	)	($1,972,254,282 ÷ 11,645,444 shares	)

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

290	SEI Institutional Investments Trust / Annual Report / May 31, 2015

S&P 500 Index Fund		Extended Market Index Fund		Small Cap Fund		Small Cap II Fund		Small/Mid Cap Equity Fund		U.S. Managed Volatility Fund

$3,139,569	*	$723,170	*	$644,021	*	$356,684	*	$1,781,398	*	$1,366,155
57,519		56,951		98,789		49,340		290,694		58,844
—		—		—		—		4		—
—		—		1,500		1,950		7,484		2,923
—		—		—		—		—		582
149,191		63,629		4,926		11		17,581		3,179
—		681		8,366		8,789		53,204		12,896
6,174		512		424		229		1,576		2,810
2		—		—		—		—		—
10		4		4		2		12		9
3,352,465		844,947		758,030		417,005		2,151,953		1,447,398

12,329		42,794		60,495		29,914		191,809		—
136,969		63,669		10,419		8,694		12,819		14,748
7,783		959		3,100		4,297		86,923		17,683
429		108		110		85		—		—
26		23		261		140		720		268
2		1		—		—		1		1
9		2		2		1		6		4
74		28		19		16		66		56
157,621		107,584		74,406		43,147		292,344		32,760
$3,194,844		$737,363		$683,624		$373,858		$1,859,609		$1,414,638
2,968,787		640,216		541,373		309,259		1,421,648		1,121,449
57,519		56,951		98,789		49,340		290,694		58,844
—		—		—		—		—		598
11,973		41,297		58,596		28,796		186,581		—

$3,016,043		$639,806		$561,351		$312,342		$1,336,457		$1,097,205
9,496		284		434		196		4,932		3,742
(3,030)		14,072		18,824		13,678		157,842		67,862
170,782		82,954		102,648		47,425		359,750		244,706
1,553		247		367		217		629		1,137
—		—		—		—		(1)		(14)
$3,194,844		$737,363		$683,624		$373,858		$1,859,609		$1,414,638
$11.69		$13.69		$19.06		$12.95		$14.89		$14.64
($3,194,844,084 ÷ 273,248,988 shares	)	($737,363,063 ÷ 53,852,043 shares	)	($683,624,009 ÷ 35,861,923 shares	)	($373,858,386 ÷ 28,871,393 shares	)	($1,859,608,800 ÷ 124,893,997 shares	)	($1,414,637,761 ÷ 96,639,884 shares	)

SEI Institutional Investments Trust / Annual Report / May 31, 2015	291

Statements of Assets and Liabilities ($ Thousands)

May 31, 2015

	World Equity Ex-US Fund		Screened World Equity Ex-US Fund	Emerging Markets Equity Fund		Opportunistic Income Fund
Assets:
Investments at value†	$7,439,136	*	$82,175	$585,286		$2,028,298
Affiliated investment, at value††	507,659		296	2,800		78,062
Cash	—		265	1,981		4,375
Foreign currency, at value†††	10,711		36	1,243		—
Cash pledged as collateral for forward foreign currency contracts, futures contracts and swap contracts	16,344		57	—		349
Receivable for fund shares sold	37,597		793	83,860		113,880
Receivable for investment securities sold	32,339		318	1,161		10,854
Dividends and interest receivable	18,634		191	959		6,743
Receivable for variation margin	148		—	—		1
Foreign tax reclaim receivable	6,140		89	—		—
Unrealized gain on foreign spot currency contracts	29		—	1		—
Unrealized gain on forward foreign currency contracts	—		—	—		—
Swap contracts, at value ††††	—		—	—		—
Options purchased, at value†††††	—		—	—		—
Swaptions purchased, at value †††††	—		—	—		—
Prepaid expenses	45		1	1		13
Total Assets	8,068,782		84,221	677,292		2,242,575
Liabilities:
Payable upon return on securities loaned	347,865		—	—		—
Payable for investment securities purchased	39,011		250	79,784		50,567
Payable for fund shares redeemed	31,490		17	5,180		23,952
Income distribution payable	—		—	—		—
Swap contracts, at value††††	—		—	—		—
Options written, at value†††††	—		—	—		—
Payable to custodian	112		—	—		—
Payable for variation margin	2,047		3	—		66
Unrealized loss on foreign spot currency contracts	10		—	3		—
Unrealized loss on forward foreign currency contracts	—		—	—		—
Swaptions written, at value†††††	—		—	—		—
Investment advisory fees payable	2,035		19	254		425
CCO fees payable	6		—	—		2
Trustees fees payable	21		—	1		6
Accrued expense payable	761		53	107		79
Accrued foreign capital gains tax on appreciated securities	580		—	—		—
Total Liabilites	423,938		342	85,329		75,097
Net Assets	$7,644,844		$83,879	$591,963		$2,167,478
†Cost of investments and repurchase agreements	6,573,747		77,760	578,310		2,023,382
††Cost of affiliated investments	507,659		296	2,800		78,062
†††Cost of foreign currency	10,726		45	941		—
††††Cost (premiums received)	—		—	—		—
†††††Cost (premiums received)	—		—	—		—
*Includes market value of securities on loan	326,306		—	—		—
Net Assets:
Paid-in-Capital — (unlimited authorization — no par value)	$6,689,945		$87,883	$581,239		$2,199,901
Undistributed (distributions in excess of) net investment income	69,403		838	3,230		18,074
Accumulated net realized gain (loss) on investments, option contracts, swaptions, futures contracts, securities sold short, swap contracts and foreign currency	19,525		(9,241)	538		(55,282)
Net unrealized appreciation (depreciation) on investments	865,389		4,415	6,976		4,916
Net unrealized appreciation on options	—		—	—		—
Net unrealized appreciation on swaptions	—		—	—		—
Net unrealized appreciation (depreciation) on futures contracts	1,927		5	—		(131)
Net unrealized depreciation on swap contracts	—		—	—		—
Net unrealized appreciation (depreciation) on forward foreign currency contracts, foreign currencies and translation of other assets and liabilities denominated in foreign currencies	(765)		(21)	(20)		—
Accumulated foreign capital gains tax on appreciated securities	(580)		—	—		—
Net Assets	$7,644,844		$83,879	$591,963		$2,167,478
Net Asset Value, Offering and Redemption Price Per Share — Class A	$12.68		$9.52	$10.01		$8.25
	($7,644,843,729 ÷ 602,860,658 shares	)	($83,879,472 ÷ 8,814,620 shares )	($591,962,550 ÷ 59,146,548 shares	)	($2,167,477,194 ÷ 262,610,719 shares )

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

292	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Core Fixed Income Fund	High Yield Bond Fund	Long Duration Fund	Long Duration Credit Fund		Ultra Short Duration Bond Fund	Emerging Markets Debt Fund

$5,760,622 *	$2,436,083	$3,306,644	$3,377,811		$671,124	$1,778,352 *
531,211	86,501	47,931	50,312		3,761	7,895
472	729	144	190		41	2,523
1,670	—	—	—		—	454
5,243	1,165	888	—		94	1,467
91,672	12,238	31,602	44,928		1,724	26,277
485,927	14,258	17,383	133,325		9,842	9,876
26,005	35,905	33,355	38,922		1,594	40,366
609	5	1,385	452		1	47
—	—	8	—		4	—
—	—	—	—		—	—
2,336	—	—	—		—	9,527
49	—	—	—		—	687
33	—	—	—		—	—
109	—	—	—		—	—
40	10	26	20		5	4
6,905,998	2,586,894	3,439,366	3,645,960		688,190	1,877,475

256,062	—	—	—		—	7,895
983,033	55,815	18,245	44,879		22,669	9,396
61,856	12,773	75,411	134,479		19,543	10,543
205	500	413	448		8	—
917	319	586	—		—	2,570
476	—	—	—		—	—
—	—	—	—		—	—
1,191	7	376	375		20	162
—	—	—	—		—	—
584	—	—	—		—	9,206
156	—	—	—		—	—
519	598	372	390		56	597
4	2	2	2		—	1
19	7	12	11		2	5
169	103	104	148		20	324
—	—	—	—		—	—
1,305,191	70,124	95,521	180,732		42,318	40,699
$5,600,807	$2,516,770	$3,343,845	$3,465,228		$645,872	$1,836,776
5,630,054	2,436,690	3,114,488	3,384,688		670,809	1,916,980
531,211	86,501	47,931	50,312		3,761	7,895
1,651	—	—	—		—	471
(24)	(229)	—	—		—	—
(764)	—	—	—		—	—
250,380	—	—	—		—	7,567

$5,412,208	$2,530,268	$3,085,151	$3,411,483		$647,743	$2,016,660
4,872	11,788	(1,296)	30		—	(12,145)
51,263	(24,589)	67,628	60,367		(2,157)	(33,741)
130,568	(607)	192,156	(6,877)		315	(138,628)
73	—	—	—		—	—
201	—	—	—		—	—
1,188	—	1,595	225		(29)	(247)
(1,328)	(90)	(1,389)	—		—	(1,925)
1,762	—	—	—		—	6,802
—	—	—	—		—	—
$5,600,807	$2,516,770	$3,343,845	$3,465,228		$645,872	$1,836,776
$10.62	$9.41	$8.92	$10.18		$10.01	$9.65
($5,600,807,151 ÷ 527,458,629 shares )	($2,516,769,838 ÷ 267,508,286 shares )	($3,343,845,123 ÷ 374,893,097 shares )	($3,465,228,020 ÷ 340,362,296 shares	)	($645,872,196 ÷ 64,516,098 shares )	($1,836,776,213 ÷ 190,292,993 shares )

SEI Institutional Investments Trust / Annual Report / May 31, 2015	293

Statements of Assets and Liabilities/Consolidated Statements of Assets and Liabilities ($ Thousands)

May 31, 2015

	Real Return Fund	Limited Duration Bond Fund
Assets:
Investments at value†	$227,994	$559,036
Affiliated investment, at value††	—	4,936
Cash	—	—
Foreign currency, at value†††	—	—
Cash pledged as collateral for forward foreign currency contracts, futures contracts and swap contracts	—	—
Receivable for fund shares sold	72	107,271
Receivable for investment securities sold	—	6,847
Dividends and interest receivable	750	1,975
Receivable for variation margin	—	—
Foreign tax reclaim receivable	—	4
Unrealized gain on forward foreign currency contracts	—	—
Unrealized gain on foreign spot currency contracts	—	—
Swap contracts, at value ††††	—	—
Options purchased, at value†††††	—	—
Prepaid expenses	1	1
Total Assets	228,817	680,070
Liabilities:
Payable for securities sold short@	—	—
Payable for investment securities purchased	—	9,235
Payable for fund shares redeemed	1,118	127
Swap contracts, at value††††	—	—
Reverse repurchase agreements	—	—
Income distribution payable	—	14
Payable to custodian	343	—
Payable for variation margin	—	—
Foreign currency payable to custodian	—	—
Unrealized loss on forward foreign currency contracts	—	—
Unrealized loss on foreign spot currency contracts	—	—
Investment advisory fees payable	12	48
CCO fees payable	—	—
Trustees fees payable	1	1
Accrued expense payable	8	66
Total Liabilites	1,482	9,491
Net Assets	$227,335	$670,579
†Cost of investments and repurchase agreements	227,910	558,206
††Cost of affiliated investments	—	4,936
†††Cost of foreign currency	—	—
††††Cost (premiums received)	—	—
†††††Cost (proceeds)	—	—
@Proceeds from securities sold short	—	—
Net Assets:
Paid-in-Capital — (unlimited authorization — no par value)	$231,880	$669,715
Undistributed (distributions in excess of) net investment income	(2,012)	3
Accumulated net realized gain (loss) on investments, option contracts, swaptions, futures contracts, securities sold short, swap contracts and foreign currency	(2,617)	31
Net unrealized appreciation (depreciation) on investments and securities sold short	84	830
Net unrealized depreciation on option contracts	—	—
Net unrealized appreciation (depreciation) on futures contracts	—	—
Net unrealized depreciation on swap contracts	—	—
Net unrealized appreciation (depreciation) on forward foreign currency contracts, foreign currencies and translation of other assets and liabilities denominated in foreign currencies	—	—
Net Assets	$227,335	$670,579
Net Asset Value, Offering and Redemption Price Per Share — Class A	$9.59	$10.01
	($227,335,435 ÷ 23,703,744 shares )	($670,578,977 ÷ 66,993,671 shares	)

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

294	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Intermediate Duration Credit Fund	Dynamic Asset Allocation Fund	Multi-Asset Real Return Fund

$1,557,552	$1,988,320	$865,625
25,543	—	—
210	88	108,688
—	—	—

—	13,867	1,543
11,440	68,687	1,815
25,282	—	5,287
12,586	3,998	1,787
—	1,475	3,221
—	2	27
—	1,692	382
—	—	7
—	—	44
—	210	196
—	12	4
1,632,613	2,078,351	988,626

—	—	105,622
32,013	27,444	9,336
—	42,262	5,240
—	—	58
—	—	135,632
—	90	—
—	—	—
158	648	1,576
—	4	1
—	14,156	101
—	—	25
194	101	150
1	1	1
—	6	2
130	63	70
32,496	84,775	257,814
$1,600,117	$1,993,576	$730,812
1,580,552	1,495,472	848,862
25,543	—	—
—	—	532
—	—	(6)
—	631	257
—	—	115,454

$1,625,466	$1,396,703	$777,247
—	91,417	(14,431)

(2,094)	13,714	(56,996)
(23,000)	488,190	26,595
—	(421)	(61)
(255)	11,779	(1,245)
—	—	(547)

—	(7,806)	250
$1,600,117	$1,993,576	$730,812
$9.82	$16.97	$8.64
($1,600,116,937 ÷ 162,867,877 shares )	($1,993,575,894 ÷ 117,463,968 shares )	($730,812,292 ÷ 84,580,191 shares )

SEI Institutional Investments Trust / Annual Report / May 31, 2015	295

Statements of Operations ($ Thousands)

For the year ended May 31, 2015

	Large Cap Fund	Large Cap Diversified Alpha Fund	Large Cap Disciplined Equity Fund	Large Cap Index Fund
Investment Income:
Dividends	$35,839	$2,007	$82,355	$35,888
Dividends from Affiliated Registered Investment Company	10	1	15	9
Interest Income	2	—	2	—
Security Lending Income—Net	190	—	243	244
Less: Foreign Taxes Withheld	(243)	(7)	(131)	(11)
	35,798	2,001	82,484	36,130
Expenses:
Investment Advisory Fees	9,579	463	18,374	3,234
Administration Fees	1,198	58	2,297	951
Trustee Fees	28	1	55	22
Chief Compliance Officer Fees	11	1	21	9
Custodian/Wire Agent Fees	136	6	250	102
Professional Fees	87	4	164	70
Printing Fees	21	1	40	17
Registration Fees	26	2	46	18
Interest Expense	—	—	2	—
Other Expenses	111	7	210	86
Total Expenses	11,197	543	21,459	4,509
Less:
Waiver of Investment Advisory Fees	(5,268)	(208)	(10,565)	(3,044)
Waiver of Administration Fees	(1,197)	(58)	(2,297)	(951)
Fees Paid Indirectly(1)	(105)	—	(40)	(20)
Net Expenses	4,627	277	8,557	494
Net Investment Income	31,171	1,724	73,927	35,636
Net Realized Gain (Loss) on:
Investments	266,247	21,226	491,968	74,801
Futures Contracts	1,522	512	9,751	5,249
Foreign Currency Transactions	—	—	(28)	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(30,084)	(9,693)	(46,453)	97,936
Futures Contracts	(89)	(195)	(717)	(537)
Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	—	—	(11)	—
Net Increase in Net Assets Resulting From Operations	$268,767	$13,574	$528,437	$213,085

(1)	See Note 6 in the Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

296	SEI Institutional Investments Trust / Annual Report / May 31, 2015

S&P 500 Index Fund	Extended Market Index Fund	Small Cap Fund	Small Cap II Fund	Small/Mid Cap Equity Fund	U.S. Managed Volatility Fund

$38,141	$7,357	$6,415	$2,635	$19,815	$33,506
3	2	3	1	9	4
—	—	1	1	2	—
98	646	989	222	1,356	—
(9)	(14)	(12)	(3)	(39)	(242)
38,233	7,991	7,396	2,856	21,143	33,268

555	703	4,412	1,953	12,251	8,622
925	293	339	150	942	663
22	7	7	4	22	15
9	3	3	1	9	6
88	31	37	16	101	72
81	22	25	12	69	49
18	5	6	3	16	12
155	13	6	9	31	29
—	—	—	—	—	—
135	31	33	16	88	61
1,988	1,108	4,868	2,164	13,529	9,529

(370)	(469)	(1,295)	(638)	(3,786)	(5,704)
(925)	(293)	(339)	(150)	(943)	(663)
(5)	—	(10)	(6)	(35)	—
688	346	3,224	1,370	8,765	3,162
37,545	7,645	4,172	1,486	12,378	30,106

(2,555)	19,377	44,262	22,304	264,019	112,435
2,086	961	354	(138)	9,550	4,504
—	1	—	—	(2)	11

133,913	35,983	14,434	11,296	(86,967)	17,486
906	290	615	169	374	105
—	—	—	—	—	(20)
$171,895	$64,257	$63,837	$35,117	$199,352	$164,627

SEI Institutional Investments Trust / Annual Report / May 31, 2015	297

Statements of Operations ($ Thousands)

For the year/period ended May 31, 2015

	World Equity Ex-US Fund	Screened World Equity Ex-US Fund	Emerging Markets Equity Fund(2)	Opportunistic Income Fund
Investment Income:
Dividends	$172,462	$2,054	$5,167	$311
Dividends from Affiliated Registered Investment Company	23	—	—	8
Interest Income	52	1	39	57,461
Security Lending Income — Net	6,047	—	—	—
Less: Foreign Taxes Withheld	(14,853)	(165)	(441)	—
	163,731	1,890	4,765	57,780
Expenses:
Investment Advisory Fees	38,552	529	2,256	8,974
Administration Fees	3,505	41	107	997
Trustee Fees	80	1	2	23
Chief Compliance Officer Fees	33	—	1	9
Custodian/Wire Agent Fees	509	60	53	113
Professional Fees	262	3	11	74
Printing Fees	62	1	2	18
Registration Fees	116	1	46	26
Overdraft Fees	16	—	—	—
Other Expenses	315	2	8	158
Total Expenses	43,450	638	2,486	10,392
Less:
Waiver of Investment Advisory Fees	(16,420)	(302)	(980)	(4,188)
Waiver of Administration Fees	(3,505)	(41)	(107)	(997)
Fees Paid Indirectly (1)	(35)	—	—	—
Net Expenses	23,490	295	1,399	5,207
Net Investment Income	140,241	1,595	3,366	52,573
Net Realized Gain (Loss) on:
Investments	156,419	3,019	1,300	(1,842)
Capital Gains Distributions Received from Underlying Funds	—	—	33	—
Futures Contracts	14,169	704	—	5
Purchased and Written Options	—	—	—	—
Swap Contracts	—	—	—	—
Foreign Currency Transactions	(4,709)	(95)	(263)	(1)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(156,517)	(5,063)	6,976	(10,155)
Futures Contracts	964	(71)	—	(211)
Purchased and Written Options	—	—	—	—
Purchased and Written Swaptions	—	—	—	—
Swap Contracts	—	—	—	—
Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(415)	(16)	(20)	—
Net Increase (Decrease) in Net Assets Resulting From Operations	$150,152	$73	$11,392	$40,369

(1)	See Note 6 in the Notes to Financial Statements.
(2)	Commenced operations on October 31, 2014.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

298	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Core Fixed Income Fund	High Yield Bond Fund	Long Duration Fund	Long Duration Credit Fund	Ultra Short Duration Bond Fund	Emerging Markets Debt Fund

$—	$1,621	$—	$—	$—	$—
34	10	5	6	1	—
165,189	144,995	161,732	135,962	8,245	105,724
370	—	—	—	—	32
(3)	(31)	—	—	—	(1,042)
165,590	146,595	161,737	135,968	8,246	104,714

18,277	11,188	11,692	9,473	1,155	14,604
3,046	1,148	1,949	1,579	385	859
72	26	47	37	9	20
27	11	18	15	4	8
345	124	225	155	45	222
219	85	138	118	26	63
53	20	34	29	7	15
55	60	27	77	—	45
—	—	—	—	—	20
478	138	183	193	86	81
22,572	12,800	14,313	11,676	1,717	15,937

(11,575)	(4,762)	(6,626)	(5,368)	(385)	(8,147)
(3,046)	(1,148)	(1,949)	(1,579)	(385)	(859)
—	—	—	—	—	—
7,951	6,890	5,738	4,729	947	6,931
157,639	139,705	155,999	131,239	7,299	97,783

127,664	5,929	157,695	89,128	454	(1,930)
—	—	—	—	—	—
(6,460)	(150)	13,947	7,601	(379)	(1,354)
289	—	—	—	—	—
(1,081)	(642)	(527)	—	—	2,163
5,999	—	—	—	—	(40,767)

(53,502)	(79,508)	(82,870)	(115,557)	(1,828)	(164,956)
1,939	—	1,568	183	(36)	(21)
515	—	—	—	—	—
594	—	—	—	—	—
(1,894)	319	(1,456)	—	—	(2,091)
613	—	—	—	—	4,102
$232,315	$65,653	$244,356	$112,594	$5,510	$(107,071)

SEI Institutional Investments Trust / Annual Report / May 31, 2015	299

Statements of Operations/Consolidated Statements of Operations ($ Thousands)

For the year/period ended May 31, 2015

	Real Return Fund	Limited Duration Bond Fund(1)
Investment Income:
Dividends	$—	$—
Dividends from Affiliated Registered Investment Company	—	1
Interest Income	(1,469)††	3,113
Less: Foreign Taxes Withheld	—	—
	(1,469)	3,114
Expenses:
Investment Advisory Fees	467	664
Administration Fees	106	133
Trustee Fees	3	3
Chief Compliance Officer Fees	1	1
Custodian/Wire Agent Fees	3	13
Professional Fees	8	12
Printing Fees	2	3
Registration Fees	3	52
Interest Expense on Reverse Repurchase Agreements	—	—
Dividend Expense on Securities Sold Short	—	—
Overdraft Fees	3	—
Other Expenses	10	12
Total Expenses	606	893
Less:
Waiver of Investment Advisory Fees	(340)	(371)
Waiver of Administration Fees	(106)	(133)
Net Expenses	160	389
Net Investment Income (Loss)	(1,629)	2,725
Net Realized Gain (Loss) on:
Investments	(77)	246
Securities Sold Short	—	—
Futures Contracts	—	—
Purchased and Written Options	—	—
Swap Contracts	—	—
Foreign Currency Transactions	—	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(1,368)	830
Securities Sold Short	—	—
Futures Contracts	—	—
Purchased and Written Options	—	—
Swap Contracts	—	—
Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	—	—
Net Increase (Decrease) in Net Assets Resulting From Operations	$(3,074)	$3,801

††	Negative interest income is due to negative yields on U.S. Treasury Inflation Protected Securities.
(1)	Commenced operations on July 31, 2014.
(2)	Commenced operations on March 31, 2015.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

300	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Intermediate Duration Credit Fund(2)	Dynamic Asset Allocation Fund	Multi-Asset Real Return Fund

$—	$35,888	$4,525
2	—	—
5,427	5	708
—	(49)	(5)
5,429	35,844	5,228

598	10,788	4,008
120	899	364
—	21	9
1	9	3
13	13	21
14	67	27
3	16	6
90	24	6
—	—	184
—	—	776
—	—	4
10	83	388
849	11,920	5,796

(239)	(9,709)	(2,303)
(120)	(899)	(364)
490	1,312	3,129
4,939	34,532	2,099

(2,482)	13,668	5,299
—	—	(15,037)
418	15,613	(43,368)
—	7,350	(283)
—	—	279
—	148,542	2,037

(23,000)	143,113	887
—	—	9,282
(255)	11,779	1,372
—	1,137	(61)
—	—	(453)
—	(16,157)	245
$(20,380)	$359,577	$(37,702)

SEI Institutional Investments Trust / Annual Report / May 31, 2015	301

Statements of Changes in Net Assets ($ Thousands)

For the years or period ended May 31,

	Large Cap Fund		Large Cap Diversified Alpha Fund		Large Cap Disciplined Equity Fund
	2015	2014	2015	2014	2015	2014
Operations:
Net Investment Income	$31,171	$29,230	$1,724	$3,006	$73,927	$81,200
Net Realized Gain (Loss) from Investments, Affiliated Investments, Futures Contracts and Swap Contracts	267,769	249,266	21,738	76,888	501,691	859,646
Net Realized Gain on Foreign Currency Transactions	—	—	—	—	—	16
Net Change in Unrealized Appreciation (Depreciation) on Investments, Affiliated Investments and Futures Contracts	(30,173)	127,188	(9,888)	(24,811)	(47,181)	(15,341)
Net Increase in Net Assets Resulting from Operations	268,767	405,684	13,574	55,083	528,437	925,521
Dividends and Distributions From:
Net Investment Income:
Class A	(32,637)	(28,887)	(1,987)	(2,968)	(73,454)	(70,879)
Net Realized Gains:
Class A	(213,341)	(196,027)	(2,247)	—	(558,785)	(284,707)
Total Dividends and Distributions	(245,978)	(224,914)	(4,234)	(2,968)	(632,239)	(355,586)
Capital Share Transactions:(1)
Class A:
Proceeds from Shares Issued	526,105	712,342	7,304	24,012	393,813	483,241
Reinvestment of Dividends & Distributions	238,120	217,467	3,514	2,772	620,914	348,910
Cost of Shares Redeemed	(726,024)	(703,202)	(95,276)	(249,751)	(1,334,496)	(2,280,185)
Increase (Decrease) in Net Assets Derived from Capital Share Transactions	38,201	226,607	(84,458)	(222,967)	(319,769)	(1,448,034)
Net Increase (Decrease) in Net Assets	60,990	407,377	(75,118)	(170,852)	(423,571)	(878,099)
Net Assets:
Beginning of Period	2,305,214	1,897,837	138,725	309,577	4,622,216	5,500,315
End of Period	$2,366,204	$2,305,214	$63,607	$138,725	$4,198,645	$4,622,216
Undistributed Net Investment Income Included in Net Assets at Period End	$4,124	$5,901	$—	$106	$10,481	$10,270
(1)	See Note 7 in the Notes to Financial Statements for additional information.
(2)	Commenced operations on December 18, 2013.
(3)	Includes subscriptions as a result of an in-kind transfer of securities (see Note 11).

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

302	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Large Cap Index Fund		S&P 500 Index Fund(2)		Extended Market Index Fund		Small Cap Fund
2015	2014	2015	2014	2015	2014	2015	2014

$35,636	$38,572	$37,545	$5,568	$7,645	$4,852	$4,172	$5,105
80,050	112,407	(469)	(453)	20,338	9,078	44,616	131,199
—	—	—	438	1	—	—	—
97,399	234,795	134,819	37,516	36,273	39,529	15,049	(11,323)
213,085	385,774	171,895	43,069	64,257	53,459	63,837	124,981

(36,785)	(39,793)	(31,162)	(2,597)	(8,576)	(4,224)	(4,749)	(6,428)

(112,771)	(30,168)	(2,404)	—	(12,821)	(2,426)	(17,304)	—
(149,556)	(69,961)	(33,566)	(2,597)	(21,397)	(6,650)	(22,053)	(6,428)

308,586	400,402	2,662,395 (3)	847,703	264,461	362,728	69,000	58,141
148,236	68,805	33,048	2,493	21,340	6,632	18,158	5,346
(453,706)	(1,093,499)	(475,519)	(54,077)	(104,581)	(76,993)	(137,872)	(268,462)
3,116	(624,292)	2,219,924	796,119	181,220	292,367	(50,714)	(204,975)
66,645	(308,479)	2,358,253	836,591	224,080	339,176	(8,930)	(86,422)

1,905,609	2,214,088	836,591	—	513,283	174,107	692,554	778,976
$1,972,254	$1,905,609	$3,194,844	$836,591	$737,363	$513,283	$683,624	$692,554
$5,034	$6,019	$9,496	$2,996	$284	$1,078	$434	$435

SEI Institutional Investments Trust / Annual Report / May 31, 2015	303

Statements of Changes in Net Assets ($ Thousands)

For the years or period ended May 31,

	Small Cap II Fund		Small/Mid Cap Equity Fund		U.S. Managed Volatility Fund
	2015	2014	2015	2014	2015	2014
Operations:
Net Investment Income	$1,486	$1,129	$12,378	$10,805	$30,106	$25,301
Net Realized Gain (Loss) from Investments, Affiliated Investments, Written Options, Written Swaptions Futures Contracts and Swap Contracts	22,166	32,321	273,569	274,919	116,939	141,153
Net Realized Gain (Loss) on Foreign Currency Transactions	—	—	(2)	7	11	(62)
Net Change in Unrealized Appreciation (Depreciation) on Investments, Affiliated Investments, Written Options, Futures Contracts and Swap Contracts	11,465	486	(86,593)	89,262	17,591	60,276
Net Change in Unrealized Depreciation on Foreign Cap Gains Tax	—	—	—	—	—	—
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currency Transactions	—	—	—	(1)	(20)	6
Net Increase in Net Assets Resulting from Operations	35,117	33,936	199,352	374,992	164,627	226,674
Dividends and Distributions From:
Net Investment Income:
Class A	(1,730)	(1,119)	(13,133)	(13,895)	(30,488)	(25,557)
Net Realized Gains:
Class A	(22,274)	(25,584)	(249,463)	(320,629)	(135,734)	(94,547)
Total Dividends and Distributions	(24,004)	(26,703)	(262,596)	(334,524)	(166,222)	(120,104)
Capital Share Transactions:(1)
Class A:
Proceeds from Shares Issued	148,293	145,303	209,230	229,408	299,776	224,022
Reinvestment of Dividends & Distributions	22,855	24,904	258,096	331,178	161,311	118,271
Cost of Shares Redeemed	(60,838)	(146,702)	(373,749)	(925,523)	(281,378)	(358,319)
Increase (Decrease) in Net Assets Derived from Capital Share Transactions	110,310	23,505	93,577	(364,937)	179,709	(16,026)
Net Increase (Decrease) in Net Assets	121,423	30,738	30,333	(324,469)	178,114	90,544
Net Assets:
Beginning of Period	252,435	221,697	1,829,276	2,153,745	1,236,524	1,145,980
End of Period	$373,858	$252,435	$1,859,609	$1,829,276	$1,414,638	$1,236,524
Undistributed Net Investment Income Included in Net Assets at Period End	$196	$318	$4,932	$5,107	$3,742	$3,767
(1)	See Note 7 in the Notes to Financial Statements for additional information.
(2)	Commenced operations on October 31, 2014.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

304	SEI Institutional Investments Trust / Annual Report / May 31, 2015

World Equity Ex-US Fund		Screened World Equity Ex-US Fund		Emerging Markets Equity Fund(2)	Opportunistic Income Fund
2015	2014	2015	2014	2015	2015	2014

$140,241	$130,495	$1,595	$1,206	$3,366	$52,573	$35,946
170,588	441,914	3,723	2,651	1,333	(1,837)	(9,332)
(4,709)	(1,722)	(95)	15	(263)	(1)	—
(155,553)	326,771	(5,134)	4,817	6,976	(10,366)	17,768
—	(503)	—	—	—	—	—
(415)	199	(16)	7	(20)	—	—
150,152	897,154	73	8,696	11,392	40,369	44,382

(135,664)	(149,128)	(1,372)	(1,227)	(668)	(51,651)	(31,408)

(82,563)	—	—	—	—	—	—
(218,227)	(149,128)	(1,372)	(1,227)	(668)	(51,651)	(31,408)

1,723,101	1,481,341	17,626	16,386	607,465	755,105	1,093,631
213,272	145,529	924	846	658	50,192	30,893
(946,582)	(1,844,620)	(10,489)	(10,105)	(26,884)	(502,388)	(258,169)
989,791	(217,750)	8,061	7,127	581,239	302,909	866,355
921,716	530,276	6,762	14,596	591,963	291,627	879,329

6,723,128	6,192,852	77,117	62,521	—	1,875,851	996,522
$7,644,844	$6,723,128	$83,879	$77,117	$591,963	$2,167,478	$1,875,851
$69,403	$57,952	$838	$671	$3,230	$18,074	$18,033

SEI Institutional Investments Trust / Annual Report / May 31, 2015	305

Statements of Changes in Net Assets ($ Thousands)

For the years or period ended May 31,

	Core Fixed Income Fund		High Yield Bond Fund		Long Duration Fund
	2015	2014	2015	2014	2015	2014
Operations:
Net Investment Income (Loss)	$157,639	$169,392	$139,705	$136,895	$155,999	$150,928
Net Realized Gain (Loss) from Investments, Affiliated Investments, Written Options, Written Swaptions, Futures Contracts and Swap Contracts	120,412	(11,546)	5,137	47,959	171,115	(36,933)
Net Realized Gain (Loss) on Foreign Currency Transactions	5,999	(1,106)	—	—	—	—
Net Change in Unrealized Appreciation (Depreciation) on Investments, Affiliated Investments, Written Options, Futures Contracts and Swap Contracts	(52,348)	40,891	(79,189)	(26,103)	(82,758)	148,630
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currency Transactions	613	(268)	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	232,315	197,363	65,653	158,751	244,356	262,625
Dividends and Distributions From:
Net Investment Income:
Class A	(161,700)	(177,685)	(138,330)	(135,226)	(155,525)	(150,249)
Net Realized Gains:
Class A	(19,513)	(23,149)	(49,592)	(34,630)	(43,415)	(18,009)
Total Dividends and Distributions	(181,213)	(200,834)	(187,922)	(169,856)	(198,940)	(168,258)
Capital Share Transactions:(1)
Class A:
Proceeds from Shares Issued	1,588,584	1,896,737 (2)	678,945	418,542	506,434	1,288,121
Reinvestment of Dividends & Distributions	177,099	194,429	181,899	164,731	191,899	162,667
Cost of Shares Redeemed	(2,126,284)	(2,661,607)	(396,907)	(559,617)	(1,421,341)	(846,009)
Increase (Decrease) in Net Assets Derived from Capital Share Transactions	(360,601)	(570,441)	463,937	23,656	(723,008)	604,779
Net Increase (Decrease) in Net Assets	(309,499)	(573,912)	341,668	12,551	(677,592)	699,146
Net Assets:
Beginning of Period	5,910,306	6,484,218	2,175,102	2,162,551	4,021,437	3,322,291
End of Period	$5,600,807	$5,910,306	$2,516,770	$2,175,102	$3,343,845	$4,021,437
Undistributed (Distributions in Excess of) Net Investment Income Included in Net Assets at Period End	$4,872	$(1,442)	$11,788	$19,644	$(1,296)	$(1,425)
(1)	See Note 7 in the Notes to Financial Statements for additional information.
(2)	Includes subscriptions as a result of an in-kind transfer of securities (see Note 11).
(3)	Commenced operations on July 31, 2014.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

306	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Long Duration Credit Fund		Ultra Short Duration Bond Fund		Emerging Markets Debt Fund		Real Return Fund		Limited Duration Bond Fund(3)
2015	2014	2015	2014	2015	2014	2015	2014	2015

$131,239	$109,350	$7,299	$5,014	$97,783	$84,887	$(1,629)	$1,213	$2,725
96,729	(25,055)	75	99	(1,121)	(26,199)	(77)	(492)	246
—	—	—	—	(40,767)	(42,846)	—	—	—
(115,374)	146,717	(1,864)	1,124	(167,068)	3,004	(1,368)	1,402	830
—	—	—	—	4,102	1,136	—	—	—
112,594	231,012	5,510	6,237	(107,071)	19,982	(3,074)	2,123	3,801

(131,283)	(109,485)	(8,484)	(5,851)	(62,267)	(44,045)	(1,584)	(900)	(2,884)

—	(13,203)	—	—	—	(17,116)	—	(2,005)	(53)
(131,283)	(122,688)	(8,484)	(5,851)	(62,267)	(61,161)	(1,584)	(2,905)	(2,937)

1,426,153 (2)	814,026 (2)	396,249	434,616	593,399	525,857	58,556	68,124	692,080
130,812	122,652	8,329	5,767	60,474	59,203	1,563	2,756	2,847
(893,305)	(307,697)	(473,931)	(245,163)	(243,859)	(359,674)	(35,704)	(114,372)	(25,212)
663,660	628,981	(69,353)	195,220	410,014	225,386	24,415	(43,492)	669,715
644,971	737,305	(72,327)	195,606	240,676	184,207	19,757	(44,274)	670,579

2,820,257	2,082,952	718,199	522,593	1,596,100	1,411,893	207,578	251,852	—
$3,465,228	$2,820,257	$645,872	$718,199	$1,836,776	$1,596,100	$227,335	$207,578	$670,579
$30	$(22)	$—	$(6)	$(12,145)	$(7,096)	$(2,012)	$1,166	$3

SEI Institutional Investments Trust / Annual Report / May 31, 2015	307

Statements of Changes in Net Assets/Consolidated Statements of Changes in Net Assets ($ Thousands)

For the years or period ended May 31,

	Intermediate Duration Credit Fund(2)		Dynamic Asset Allocation Fund		Multi-Asset Real Return Fund
	2015		2015	2014	2015	2014
Operations:
Net Investment Income	$4,939		$34,532	$26,866	$2,099	$7,172
Net Realized Gain (Loss) from Investments, Affiliated Investments, Written Options, Written Swaptions, Futures Contracts and Swap Contracts	(2,064)		36,631	(17,549)	(53,110)	(10,297)
Net Realized Gain (Loss) on Foreign Currency Transactions	—		148,542	(26,868)	2,037	(434)
Net Change in Unrealized Appreciation (Depreciation) on Investments, Affiliated Investments, Written Options, Futures Contracts and Swap Contracts	(23,255)		156,029	217,225	11,027	19,145
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currency Transactions	—		(16,157)	1,398	245	(1,247)
Net Increase (Decrease) in Net Assets Resulting from Operations	(20,380)		359,577	201,072	(37,702)	14,339
Dividends and Distributions From:
Net Investment Income:
Class A	(4,969)		(84,817)	(2,250)	(12,380)	—
Net Realized Gains:
Class A	—		—	(21,963)	—	—
Return of Capital:
Class A	(129)		—	—	(2,378)	—
Total Dividends and Distributions	(5,098)		(84,817)	(24,213)	(14,758)	—
Capital Share Transactions:(1)
Class A:
Proceeds from Shares Issued	1,646,813	(3)	412,308	477,460	226,397	474,358
Reinvestment of Dividends & Distributions	5,009		83,152	23,820	13,785	—
Cost of Shares Redeemed	(26,227)		(333,966)	(256,448)	(172,932)	(76,574)
Increase in Net Assets Derived from Capital Share Transactions	1,625,595		161,494	244,832	67,250	397,784
Net Increase in Net Assets	1,600,117		436,254	421,691	14,790	412,123
Net Assets:
Beginning of Period	—		1,557,322	1,135,631	716,022	303,899
End of Period	$1,600,117		$1,993,576	$1,557,322	$730,812	$716,022
Undistributed (Distributions in Excess of) Net Investment Income Included in Net Assets at Period End	$—		$91,417	$(6,927)	$(14,431)	$(6,591)
(1)	See Note 7 in the Notes to Financial Statements for additional information.
(2)	Commenced operations on March 31, 2015.
(3)	Includes subscriptions as a result of an in-kind transfer of securities (see Note 11).

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

308	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Consolidated Statement of Cash Flows ($ Thousands)

For the year ended May 31, 2015

Multi-Asset Real Return Fund
Cash Flows from Operating Activities:
Net Decrease in Net Assets from Operations	$(37,702)
Adjustments to Reconcile Net Decrease in Net Assets Resulting from Operations to Net Cash Used in Operating Activities:
Purchase of Investment Securities	(1,020,968)
Proceeds from Disposition of Investment Securities	957,587
Purchased Options/Purchases to Cover Written Options & Securities Sold Short	(195,063)
Proceeds from Sale of Options/Expired Options and Securities Sold Short	192,121
Amortization (Accretion of Market Discount)	6,335
Net Realized (Gain) Loss on:
Investments	(5,300)
Options	283
Securities Sold Short	15,037
Net Change in Unrealized (Appreciation) Depreciation on:
Investments	(887)
Options	61
Securities Sold Short	(9,282)
Changes in assets:
Foreign currency, at value	(390)
Cash pledged as collateral for forward foreign currency contracts, futures contracts and swap contracts	11,618
Receivable for investment securities sold	39,070
Dividends and interest receivable	758
Receivable for variation margin	(3,168)
Foreign tax reclaim receivable	(1)
Unrealized gain on forward foreign currency contracts	(287)
Unrealized gain on foreign spot currency contracts	(7)
Swap contracts, at value	50
Prepaid expenses	(1)
Changes in liabilities:
Payable for investment securities purchased	(34,369)
Swap contracts, at value	43
Payable for variation margin	519
Unrealized loss on forward foreign currency contracts	2
Unrealized loss on foreign spot currency contracts	25
Investment advisory fees payable	(25)
Accrued expense payable	30
Net Cash Used in Operating Activities	(83,911)
Cash Flows from Financing Activities:
Reverse repurchase agreements	38,430
Proceeds from Shares Issued	228,677
Distributions from Net Investment Income	(973)
Cost of Shares Redeemed	(167,721)
Net Cash Provided by Financing Activities	98,413
Net Change in Cash	14,502
Cash at beginning of year	$93,655
Cash at end of year	$108,157
Supplemental Disclosure of Cash Flow Information
Interest Paid	$184

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2015	309

Financial Highlights

For the years or periods ended May 31,

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gains (Losses) on Securities(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate†
Large Cap Fund
Class A
2015	$22.72	$0.30	$2.27	$2.57	$(0.31)	$(2.09)	$(2.40)	$22.89	11.95%	$2,366,204	0.19%		0.19%		0.47%		1.30%	60%
2014	20.94	0.30	3.96	4.26	(0.30)	(2.18)	(2.48)	22.72	21.32	2,305,214	0.18		0.18		0.46		1.38	59
2013	17.07	0.34	4.38	4.72	(0.33)	(0.52)	(0.85)	20.94	28.44	1,897,837	0.19	(6)	0.19	(6)	0.46	(6)	1.79	47
2012	18.40	0.25	(0.61)	(0.36)	(0.24)	(0.73)	(0.97)	17.07	(1.69)	1,774,178	0.26	(3)	0.26	(3)	0.47	(3)	1.47	83
2011	14.84	0.22	3.56	3.78	(0.22)	—	(0.22)	18.40	25.70	1,616,607	0.26		0.26		0.47		1.35	85
Large Cap Diversified Alpha Fund
Class A
2015	$14.05	$0.22	$1.50	$1.72	$(0.23)	$(0.26)	$(0.49)	$15.28	12.43%	$63,607	0.24%		0.24%		0.47%		1.49%	110%
2014	11.59	0.16	2.42	2.58	(0.12)	—	(0.12)	14.05	22.36	138,725	0.24		0.24		0.46		1.24	121
2013	9.41	0.16	2.22	2.38	(0.20)	—	(0.20)	11.59	25.66	309,577	0.24		0.24		0.46		1.55	82
2012	9.53	0.13	(0.16)	(0.03)	(0.09)	—	(0.09)	9.41	(0.24)	320,907	0.31		0.31		0.47		1.40	101
2011	7.69	0.11	1.88	1.99	(0.15)	—	(0.15)	9.53	26.09	364,180	0.31		0.31		0.47		1.30	143
Large Cap Disciplined Equity Fund
Class A
2015	$14.79	$0.24	$1.45	$1.69	$(0.23)	$(1.87)	$(2.10)	$14.38	12.23%	$4,198,645	0.18	%(12)	0.18	%(12)	0.47	%(12)	1.61%	113%
2014	13.24	0.23	2.39	2.62	(0.20)	(0.87)	(1.07)	14.79	20.49	4,622,216	0.18	(9)	0.18	(9)	0.46	(9)	1.65	110
2013	10.58	0.21	2.73	2.94	(0.28)	—	(0.28)	13.24	28.24	5,500,315	0.17	(5)	0.17	(5)	0.46	(5)	1.80	109
2012	10.87	0.16	(0.29)	(0.13)	(0.16)	—	(0.16)	10.58	(1.14)	5,436,390	0.18	(4)	0.18	(4)	0.47	(4)	1.54	93
2011	8.86	0.15	2.08	2.23	(0.22)	—	(0.22)	10.87	25.39	7,773,980	0.18		0.18		0.47		1.54	118
Large Cap Index Fund
Class A
2015	$164.21	$3.14	$15.63	$18.77	$(3.23)	$(10.39)	$(13.62)	$169.36	11.89%	$1,972,254	0.03%		0.03%		0.24%		1.87%	12%
2014	140.87	2.91	25.93	28.84	(3.02)	(2.48)	(5.50)	164.21	20.88	1,905,609	0.02		0.02		0.23		1.92	10
2013	113.85	2.77	28.02	30.79	(2.61)	(1.16)	(3.77)	140.87	27.55	2,214,088	0.03		0.03		0.23		2.18	14
2012	117.49	2.26	(3.78)	(1.52)	(2.12)	—	(2.12)	113.85	(1.24)	1,255,669	0.06		0.06		0.24		2.01	12
2011	94.53	2.01	22.98	24.99	(2.03)	—	(2.03)	117.49	26.77	770,135	0.06		0.06		0.24		1.91	17
S&P 500 Index Fund
Class A
2015	$10.68	$0.23	$1.01	$1.24	$(0.21)	$(0.02)	$(0.23)	$11.69	11.71%	$3,194,844	0.04%		0.04%		0.11%		2.03%	15%
2014(10)	10.00	0.09	0.63	0.72	(0.04)	—	(0.04)	10.68	7.27	836,591	0.04		0.04		0.11		2.02	3
Extended Market Index Fund
2015	$12.74	$0.17	$1.27	$1.44	$(0.19)	$(0.30)	$(0.49)	$13.69	11.61%	$737,363	0.06%		0.06%		0.19%		1.30%	19%
2014	10.77	0.17	2.03	2.20	(0.14)	(0.09)	(0.23)	12.74	20.59	513,283	0.06		0.06		0.18		1.36	17
2013(7)	10.00	0.03	0.75	0.78	(0.01)	—	(0.01)	10.77	7.84	174,107	0.11		0.11		0.22		1.30	4
Small Cap Fund
Class A
2015	$17.95	$0.11	$1.62	$1.73	$(0.13)	$(0.49)	$(0.62)	$19.06	9.86%	$683,624	0.48	%(13)	0.48	%(13)	0.72	%(13)	0.61%	113%
2014	15.42	0.12	2.56	2.68	(0.15)	—	(0.15)	17.95	17.39	692,554	0.47		0.47		0.72		0.67	63
2013	12.04	0.13	3.42	3.55	(0.17)	—	(0.17)	15.42	29.71	778,976	0.47		0.47		0.71		1.01	85
2012	13.49	0.11	(1.47)	(1.36)	(0.09)	—	(0.09)	12.04	(10.11)	753,232	0.54		0.54		0.72		0.88	85
2011	10.69	0.09	2.84	2.93	(0.13)	—	(0.13)	13.49	27.56	722,825	0.54		0.54		0.72		0.76	86
Small Cap II Fund
Class A
2015	$12.50	$0.06	$1.42	$1.48	$(0.07)	$(0.96)	$(1.03)	$12.95	12.58%	$373,858	0.46%		0.46%		0.72%		0.49%	107%
2014	12.23	0.06	2.01	2.07	(0.07)	(1.73)	(1.80)	12.50	17.35	252,435	0.46	(8)	0.46	(8)	0.71	(8)	0.50	108
2013	9.62	0.09	2.64	2.73	(0.09)	(0.03)	(0.12)	12.23	28.54	221,697	0.48		0.48		0.72		0.88	113
2012(2)	10.00	0.02	(0.40)	(0.38)	—	—	—	9.62	(3.80)	62,066	0.59		0.59		0.78		1.07	9

†	Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.
(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.
(2)	Commenced operations on April 10, 2012. All ratios for the period have been annualized.
(3)	The expense ratio includes interest expense. Had this expense been excluded, the ratios would have been 0.26%, 0.26% and 0.47%, respectively.
(4)	The expense ratio includes interest expense. Had this expense been excluded, the ratios would have been 0.18%, 0.18% and 0.47%, respectively.
(5)	The expense ratio includes interest expense. Had this expense been excluded, the ratios would have been 0.17%, 0.17% and 0.46%, respectively.
(6)	The expense ratio includes interest expense. Had this expense been excluded, the ratios would have been 0.19%, 0.19% and 0.46%, respectively.
(7)	Commenced operations on February 28, 2013. All ratios for the period have been annualized.
(8)	The expense ratio includes interest expense. Had this expense been excluded, the ratios would have been 0.46%, 0.46% and 0.71%, respectively.
(9)	The expense ratio includes interest expense. Had this expense been excluded, the ratios would have been 0.18%, 0.18% and 0.46%, respectively.
(10)	Commenced operations on December 18, 2013. All ratios for the period have been annualized.
(11)	The expense ratio includes interest expense. Had this expense been excluded, the ratios would have been 0.18%, 0.18% and 0.41%, respectively.
(12)	The expense ratio includes interest expense. Had this expense been excluded, the ratios would have been 0.18%, 0.18% and 0.47%, respectively.
(13)	The expense ratio includes interest expense. Had this expense been excluded, the ratios would have been 0.48%, 0.48% and 0.72%, respectively.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

310	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Financial Highlights

For the years or periods ended May 31,

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gains (Losses) on Securities(1)		Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate†
Small/Mid Cap Equity Fund
Class A
2015	$15.58	$0.10	$1.47		$1.57	$(0.10)	$(2.16)	$(2.26)	$14.89	11.16%	$1,859,609	0.47%	0.47%	0.72%	0.66%	95%
2014	15.69	0.09	2.87		2.96	(0.11)	(2.96)	(3.07)	15.58	20.09	1,829,276	0.46	0.46	0.71	0.55	54
2013	12.34	0.14	3.45		3.59	(0.15)	(0.09)	(0.24)	15.69	29.49	2,153,745	0.46	0.46	0.71	1.02	92
2012	13.62	0.09	(1.28)		(1.19)	(0.09)	—	(0.09)	12.34	(8.71)	1,981,358	0.49	0.49	0.72	0.77	84
2011	10.53	0.08	3.07		3.15	(0.06)	—	(0.06)	13.62	29.99	2,315,082	0.49	0.49	0.72	0.68	99
U.S. Managed Volatility Fund
Class A
2015	$14.74	$0.34	$1.52		$1.86	$(0.34)	$(1.62)	$(1.96)	$14.64	13.33%	$1,414,638	0.24%	0.24%	0.72%	2.27%	58%
2014	13.54	0.31	2.42		2.73	(0.31)	(1.22)	(1.53)	14.74	21.39	1,236,524	0.23	0.23	0.71	2.19	72
2013	11.39	0.32	2.37		2.69	(0.31)	(0.23)	(0.54)	13.54	24.19	1,145,980	0.24	0.24	0.71	2.55	41
2012	12.15	0.25	0.01		0.26	(0.21)	(0.81)	(1.02)	11.39	2.62	722,082	0.35	0.35	0.73	2.25	44
2011	11.16	0.22	2.72		2.94	(0.23)	(1.72)	(1.95)	12.15	28.97	133,811	0.35	0.35	0.72	1.92	114
World Equity Ex-US Fund
Class A
2015	$12.86	$0.25	$(0.03	)(5)	$0.22	$(0.25)	$(0.15)	$(0.40)	$12.68	1.93%	$7,644,844	0.34%	0.34%	0.62%	2.00%	45%
2014	11.51	0.24	1.40		1.64	(0.29)	—	(0.29)	12.86	14.31	6,723,128	0.34	0.34	0.62	2.01	46
2013	9.24	0.25	2.24		2.49	(0.22)	—	(0.22)	11.51	27.11	6,192,852	0.35	0.35	0.62	2.30	52
2012	11.71	0.23	(2.50)		(2.27)	(0.20)	—	(0.20)	9.24	(19.36)	4,623,934	0.45	0.45	0.63	2.28	56
2011	9.09	0.23	2.59		2.82	(0.20)	—	(0.20)	11.71	31.12	5,129,089	0.45	0.45	0.64	2.12	85
Screened World Equity Ex-US Fund
Class A
2015	$9.69	$0.18	$(0.19)		$(0.01)	$(0.16)	$—	$(0.16)	$9.52	(0.04)%	$83,879	0.36%	0.36%	0.78%	1.96%	63%
2014	8.66	0.16	1.04		1.20	(0.17)	—	(0.17)	9.69	13.87	77,117	0.44	0.44	0.85	1.75	45
2013	7.02	0.15	1.64		1.79	(0.15)	—	(0.15)	8.66	25.69	62,521	0.50	0.50	0.89	1.81	76
2012	9.01	0.13	(1.97)		(1.84)	(0.15)	—	(0.15)	7.02	(20.39)	48,756	0.74	0.74	0.93	1.63	76
2011	7.04	0.12	1.98		2.10	(0.13)	—	(0.13)	9.01	29.93	54,844	0.77	0.77	1.06	1.42	89
Emerging Markets Equity Fund
Class A
2015(4)	$10.00	$0.10	$(0.07	)(5)	$0.03	$(0.02)	$—	$(0.02)	$10.01	0.33%	$591,963	0.65%	0.65%	1.16%	1.57%	103%
Opportunistic Income Fund
Class A
2015	$8.31	$0.22	$(0.06)		$0.16	$(0.22)	$—	$(0.22)	$8.25	1.91%	$2,167,478	0.26%	0.26%	0.52%	2.64%	42%
2014	8.26	0.19	0.02		0.21	(0.16)	—	(0.16)	8.31	2.59	1,875,851	0.24 (2)	0.24 (2)	0.52 (2)	2.34	121
2013	7.97	0.12	0.34		0.46	(0.17)	—	(0.17)	8.26	5.78	996,522	0.21	0.26	0.52	1.41	26
2012	7.95	0.15	0.04		0.19	(0.17)	—	(0.17)	7.97	2.49	218,959	0.41	0.41	0.53	1.94	58
2011	7.69	0.13	0.31		0.44	(0.18)	—	(0.18)	7.95	5.81	295,277	0.41	0.41	0.53	1.68	17
Core Fixed Income Fund
Class A
2015	$10.54	$0.27	$0.12		$0.39	$(0.28)	$(0.03)	$(0.31)	$10.62	3.79%	$5,600,807	0.13%	0.13%	0.37%	2.59%	316%
2014	10.54	0.29	0.05		0.34	(0.30)	(0.04)	(0.34)	10.54	3.36	5,910,306	0.12	0.12	0.36	2.78	329
2013	10.63	0.27	0.06		0.33	(0.29)	(0.13)	(0.42)	10.54	3.12	6,484,218	0.13	0.13	0.36	2.53	315
2012	10.39	0.34	0.47		0.81	(0.36)	(0.21)	(0.57)	10.63	7.98	7,081,317	0.14	0.14	0.37	3.21	386
2011	10.35	0.38	0.44		0.82	(0.39)	(0.39)	(0.78)	10.39	8.17	6,761,399	0.16 (3)	0.16 (3)	0.38 (3)	3.60	422

†	Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.
(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.
(2)	The expense ratio includes interest expense. Had this expense been excluded, the ratios would have been 0.24%, 0.24% and 0.52%, respectively.
(3)	The expense ratio includes interest expense. Had this expense been excluded, the ratios would have been 0.14%, 0.14% and 0.36%, respectively.
(4)	Commenced operations on October 31, 2014. All ratios for the period have been annualized.
(5)	The amount shown for the year ended May 31, 2015, for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchase of Fund shares in relation to fluctuating market value of the investments of the Fund.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2015	311

Financial Highlights/Consolidated Financial Highlights

For the years or periods ended May 31,

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Securities(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
High Yield Bond Fund
Class A
2015	$9.96	$0.58	$(0.34)	$0.24	$(0.58)	$(0.21)	$(0.79)	$9.41	2.63%	$2,516,770	0.30%	0.30%	0.56%	6.09%	55%
2014	10.01	0.63	0.10	0.73	(0.62)	(0.16)	(0.78)	9.96	7.75	2,175,102	0.30	0.30	0.56	6.41	65
2013	9.30	0.71	0.69	1.40	(0.69)	—	(0.69)	10.01	15.46	2,162,551	0.30 (7)	0.30 (7)	0.56 (7)	7.23	72
2012	9.58	0.74	(0.29)	0.45	(0.72)	(0.01)	(0.73)	9.30	5.09	1,914,780	0.35 (5)	0.35 (5)	0.56 (5)	7.97	50
2011	8.74	0.79	0.81	1.60	(0.76)	(0.00)‡	(0.76)	9.58	19.06	1,939,023	0.35	0.35	0.56	8.48	90
Long Duration Fund
Class A
2015	$8.88	$0.36	$0.14	$0.50	$(0.36)	$(0.10)	$(0.46)	$8.92	5.68%	$3,343,845	0.15%	0.15%	0.37%	4.00%	73%
2014	8.75	0.36	0.17	0.53	(0.36)	(0.04)	(0.40)	8.88	6.41	4,021,437	0.15	0.15	0.37	4.28	105
2013	9.65	0.36	(0.25)	0.11	(0.36)	(0.65)	(1.01)	8.75	0.78	3,322,291	0.16	0.16	0.37	3.80	96
2012	8.83	0.41	1.42	1.83	(0.42)	(0.59)	(1.01)	9.65	21.70	5,497,375	0.20	0.20	0.37	4.45	121
2011	8.69	0.44	0.46	0.90	(0.43)	(0.33)	(0.76)	8.83	10.74	3,523,154	0.20 (4)	0.20 (4)	0.37 (4)	5.03	85
Long Duration Credit Fund(10)
Class A
2015	$10.20	$0.43	$(0.02)	$0.41	$(0.43)	$—	$(0.43)	$10.18	4.02%	$3,465,228	0.15%	0.15%	0.37%	4.16%	151%
2014	9.93	0.44	0.32	0.76	(0.44)	(0.05)	(0.49)	10.20	8.10	2,820,257	0.15	0.15	0.36	4.56	115
2013(6)	10.00	0.39	0.00 ‡	0.39	(0.39)	(0.07)	(0.46)	9.93	3.75	2,082,952	0.15	0.15	0.36	4.08	100
Ultra Short Duration Bond Fund
Class A
2015	$10.05	$0.09	$(0.02)	$0.07	$(0.11)	$—	$(0.11)	$10.01	0.72%	$645,872	0.12%	0.12%	0.22%	0.95%	112%
2014	10.04	0.09	0.02	0.11	(0.10)	—	(0.10)	10.05	1.13	718,199	0.11	0.11	0.21	0.87	118
2013	9.95	0.10	0.11	0.21	(0.12)	—	(0.12)	10.04	2.14	522,593	0.12	0.12	0.21	1.02	178
2012	9.99	0.11	(0.02)	0.09	(0.13)	—	(0.13)	9.95	0.86	298,223	0.16	0.16	0.21	1.14	222
2011(3)	10.00	0.04	(0.01)	0.03	(0.04)	—	(0.04)	9.99	0.33	313,358	0.18	0.18	0.23	1.65	23
Emerging Markets Debt Fund
Class A
2015	$10.68	$0.57	$(1.22)	$(0.65)	$(0.38)	$—	$(0.38)	$9.65	(6.17)%	$1,836,776	0.40%	0.40%	0.93%	5.69%	78%
2014	11.11	0.60	(0.58)	0.02	(0.33)	(0.12)	(0.45)	10.68	0.44	1,596,100	0.45	0.45	0.95	5.86	100
2013	11.22	0.56	0.65	1.21	(0.84)	(0.48)	(1.32)	11.11	10.64	1,411,893	0.48	0.48	0.94	4.79	119
2012	11.60	0.73	(0.22)	0.51	(0.77)	(0.12)	(0.89)	11.22	4.67	1,114,918	0.55	0.55	0.93	6.43	55
2011	10.47	0.78	0.91	1.69	(0.56)	—	(0.56)	11.60	16.51	1,028,691	0.55	0.55	0.93	6.89	75
Real Return Fund
Class A
2015	$9.82	$(0.07)	$(0.09)	$(0.16)	$(0.07)	$—	$(0.07)	$9.59	(1.60)%	$227,335	0.08%	0.08%	0.29%	(0.77)%	41%
2014	9.86	0.05	0.04	0.09	(0.04)	(0.09)	(0.13)	9.82	0.96	207,578	0.08	0.08	0.29	0.52	49
2013	10.29	0.09	(0.10)	(0.01)	(0.18)	(0.24)	(0.42)	9.86	(0.15)	251,852	0.11	0.11	0.28	0.87	97
2012	10.67	0.29	(0.07)	0.22	(0.35)	(0.25)	(0.60)	10.29	2.15	281,861	0.20	0.20	0.28	2.75	96
2011	10.41	0.31	0.37	0.68	(0.21)	(0.21)	(0.42)	10.67	6.65	369,232	0.20	0.20	0.28	2.90	69
Limited Duration Bond Fund
Class A
2015(8)	$10.00	$0.09	$0.01	$0.10	$(0.09)	$—	$(0.09)	$10.01	0.98%	$670,579	0.15%	0.15%	0.34%	1.03%	62%
Intermediate Duration Credit Fund
2015(9)	$10.00	$0.03	$(0.18)	$(0.15)	$(0.03)**	$—	$(0.03)	$9.82	(1.46)%	$1,600,117	0.20%	0.20%	0.35%	2.03%	122%
Dynamic Asset Allocation Fund
Class A
2015	$14.53	$0.31	$2.88	$3.19	$(0.75)	$—	$(0.75)	$16.97	22.32%	$1,993,576	0.07%	0.07%	0.66%	1.92%	9%
2014	12.81	0.27	1.69	1.96	(0.02)	(0.22)	(0.24)	14.53	15.49	1,557,322	0.07	0.07	0.66	1.99	11
2013	11.14	0.30	2.20	2.50	(0.35)	(0.48)	(0.83)	12.81	23.75	1,135,631	0.10	0.10	0.66	2.50	35
2012	11.26	(0.01)	0.39	0.38	—	(0.50)	(0.50)	11.14	3.73	552,649	0.50	0.50	0.67	(0.10)	140
2011(2)	10.00	(0.04)	1.49	1.45	—	(0.19)	(0.19)	11.26	14.66	407,345	0.50	0.50	0.67	(0.39)	—

**	Includes a return of capital of less than $0.01 per share.
†	Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.
‡	Amount represents less than $0.01.
(1)	Per share net investment income (loss) and net realized and unrealized gains (losses) calculated using average shares.
(2)	Commenced operations on July 30, 2010. All ratios for the period have been annualized.
(3)	Commenced operations on February 28, 2011. All ratios for the period have been annualized.
(4)	The expense ratio includes interest expense. Had this expense been excluded, the ratios would have been 0.20%, 0.20% and 0.37%, respectively.
(5)	The expense ratio includes interest expense. Had this expense been excluded, the ratios would have been 0.35%, 0.35% and 0.56%, respectively.
(6)	Commenced operations on June 29, 2012. All ratios for the period have been annualized.
(7)	The expense ratio includes interest expense. Had this expense been excluded, the ratios would have been 0.30%, 0.30% and 0.56%, respectively.
(8)	Commenced operations on July 31, 2014. All ratios have been annualized.
(9)	Commenced operations on March 31, 2015. All ratios have been annualized.
(10)	Effective April 13, 2015, the Long Duration Corporate Bond Fund was renamed the Long Duration Credit Fund.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

312	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Consolidated Financial Highlights

For the years or periods ended May 31,

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (1)	Net Realized and Unrealized Losses on Securities(1)		Total from Operations	Dividends from Net Investment Income		Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate†
Multi-Asset Real Return Fund
Class A
2015	$9.30	$0.03	$(0.51)		$(0.48)	$(0.18	)***	$—	$(0.18)	$8.64	(5.16)%	$730,812	0.43	%(6)	0.43	%(6)	0.80	%(6)	0.29%	99%
2014	9.19	0.12	(0.01)		0.11	—		—	—	9.30	1.20	716,022	0.32	(5)	0.32	(5)	0.64	(5)	1.30	122
2013	9.25	0.11	(0.10	)(4)	0.01	(0.07	)**	—	(0.07)	9.19	0.07	303,899	0.32	(3)	0.32	(3)	0.66	(3)	1.11	49
2012*	10.00	0.10	(0.84)		(0.74)	(0.01)		—	(0.01)	9.25	(7.37)	140,063	0.41	(2)	0.41	(2)	0.66	(2)	1.23	58

***	Includes a return of capital of $0.02 per share.
**	Includes a return of capital of $0.01 per share.
†	Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.
*	Commenced operations on July 29, 2011. All ratios for the period have been annualized.
(1)	Per share net investment income and net realized and unrealized losses calculated using average shares.
(2)	The expense ratio includes interest expense on reverse repurchase agreements. Had this expense been excluded, the ratios would have been 0.39%, 0.39% and 0.64%, respectively.
(3)	The expense ratio includes interest expense on reverse repurchase agreements. Had this expense been excluded, the ratios would have been 0.29%, 0.29% and 0.63%, respectively.
(4)	The amount shown for the year ended May 31, 2013, for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.
(5)	The expense ratio includes interest expense on reverse repurchase agreements and dividend expense on securities sold short. Had this expense been excluded, the ratios would have been 0.30%, 0.30% and 0.62%, respectively.
(6)	The expense ratio includes interest expense on reverse repurchase agreements and dividend expense on securities sold short. Had this expense been excluded, the ratios would have been 0.30%, 0.30% and 0.67%, respectively.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2015	313

Notes to Financial Statements/Consolidated Notes to Financial Statements

May 31, 2015

1. ORGANIZATION

SEI Institutional Investments Trust (the “Trust”) was organized as a Massachusetts business trust under a Declaration of Trust dated March 1, 1995. The Trust commenced operations on June 14, 1996.

The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company with 27 registered funds: Large Cap, Large Cap Diversified Alpha, Large Cap Disciplined Equity, Large Cap Index, S&P 500 Index, Extended Market Index, Small Cap, Small Cap II, Small/Mid Cap Equity, U.S. Managed Volatility, World Equity Ex-US, Screened World Equity Ex-US, Emerging Markets Equity, Opportunistic Income, Core Fixed Income, High Yield Bond, Long Duration, Long Duration Credit, Ultra Short Duration Bond, Emerging Markets Debt, Real Return, Limited Duration Bond, Intermediate Duration Credit Fund, Dynamic Asset Allocation, Multi-Asset Real Return, Strategic U.S. Large Cap Equity and Global Equity Funds (each a “Fund,” collectively, the “Funds”) each of which are diversified Funds with the exception of the Emerging Markets Debt and Multi-Asset Real Return Funds. The Trust is registered to offer Class A shares of all Funds. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Trust’s prospectus provides a description of each Fund’s investment goals, principal strategies and risks.

The DAA Commodity Strategy Subsidiary, Ltd. and the MARR Commodity Strategy Subsidiary, Ltd. are wholly-owned subsidiaries of the Dynamic Asset Allocation and Multi-Asset Real Return Funds (the “Subsidiaries”) respectively. The Subsidiaries are organized under the laws of the Cayman Islands as an exempt limited company. Information regarding the Dynamic Asset Allocation and Multi-Asset Real Return Funds and their respective subsidiary has been consolidated on the Consolidated Summary Schedule of Investments, Consolidated Schedule of Investments, Consolidated Statements of Assets and Liabilities, Consolidated Statements of Operations, Consolidated Statements of Changes in Net Assets, Consolidated Statement of Cash Flows and Consolidated Financial Highlights.

Effective April 1, 2015, the Long Duration Corporate Bond Fund changed its name to the Long Duration Credit Fund and its principal investment strategy.

As of May 31, 2015, the Strategic U.S. Large Cap Equity and Global Equity Funds have not yet commenced operations.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Funds.

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ) and are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Debt securities are priced based upon valuations provided by independent, third-party pricing agents, if available. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations acquired with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. SEI Investments Management Corporation (“SIMC”) or a Sub-Adviser, as applicable, reasonably believes that prices provided by independent pricing agents are reliable. However, there can be no assurance that such pricing service’s prices will be reliable. SIMC or a Sub-Adviser, as applicable, continuously monitors the reliability of prices obtained from any pricing service and will notify the Funds’ administrator if it believes that a particular pricing service is no longer a reliable source of prices. The Funds’ administrator, in turn, will notify the Trust’s Fair Value Committee (the “Committee”) if it receives such notification from SIMC or a Sub-Adviser, as applicable, or if the Funds’ administrator reasonably believes that a particular pricing service is no longer a reliable source for prices. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available”, are determined to be unreliable, or cannot be valued using methodologies described above are valued in accordance with fair value procedures established by the Trust’s Board of Trustees. The Trust’s fair value procedures are implemented through the Committee designated by the Trust’s Board of Trustees. The Committee is currently composed of two members of the Board of Trustees, as well as representatives from SIMC and its affiliates. The Committee provides regular reports to the Board concerning investments for which market prices are not readily available or may be unreliable. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Examples of factors the Committee may consider are: (i) the facts giving rise to the need to fair value; (ii) the last trade price; (iii) the performance of the market or the issuer’s industry; (iv) the liquidity of the security; (v) the size of the holding in a Fund; or (vi) any other appropriate information. The determination of a security’s fair value price often involves the consideration of a number of subjective factors and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

314	SEI Institutional Investments Trust / Annual Report / May 31, 2015

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that a Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the adviser or sub-adviser of a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculates net asset value, the adviser or sub-adviser may request that a Fair Value Committee Meeting be called. In addition, the Trust’s administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time a Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the administrator, the administrator notifies the adviser or sub-adviser for any Fund holding the relevant securities that such limits have been exceeded. In such event, the adviser or sub-adviser makes the determination whether a Fair Value Committee Meeting should be called based on the information provided.

The World Equity Ex-US, Screened World Equity Ex-US, Emerging Markets Equity and Multi-Asset Real Return Funds that hold international securities also use a third-party fair valuation vendor. The vendor provides a fair value for foreign securities held by these funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security). Values from the fair value vendor are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a “confidence interval” which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, these funds that hold international securities will value the non-U.S. securities within that fund that exceed the applicable “confidence interval” based upon the adjusted prices provided by the fair valuation vendor.

Options and warrants for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, at the closing bid price. Options and warrants not traded on a national securities exchange are valued at the last quoted bid price.

In accordance with U.S. GAAP, fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three tier hierarchy has been established to maximize the use of observable and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 —	quoted prices in active markets for identical investments
Level 2 —	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)
Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, warrants, swaps and forward contracts. The Fund may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the New York Stock Exchange. These are generally categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. For certain collateralized debt obligations, corporate obligations, mortgage backed securities, auction rate preferred securities and loan participations where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

The valuation techniques used by the Funds to measure fair value during the year ended May 31, 2015 maximized the use of observable inputs and minimized the use of unobservable inputs.

For the year ended May 31, 2015, there have been no significant changes to the Trust’s fair valuation methodologies. For details of the investment classification, reference the Summary Schedules of Investments/Schedules of Investments.

Security Transactions and Investment Income — Security transactions are recorded on the trade date. Cost used in determining net realized capital gains and losses on the sale of securities is determined on the basis of specific identification. Dividend income

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Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

May 31, 2015

and expense is recognized on the ex-dividend date, and interest income or expense is recognized using the accrual basis of accounting.

Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Trust estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions.

Amortization and accretion is calculated using the scientific interest method, which approximates the effective interest method over the holding period of the security. Amortization of premiums and discounts is included in interest income.

Repurchase Agreements — Securities pledged as collateral for repurchase agreements are held by each Fund’s custodian bank until the repurchase date of the repurchase agreement. The Funds may also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained by the broker’s custodian bank in a segregated account until the repurchase date of the repurchase agreement. Provisions of the repurchase agreements and the Trust’s policies require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

Reverse Repurchase Agreements — To the extent consistent with its Investment Objective and Strategies, a Fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves the sale of portfolio assets together with an agreement to repurchase the same assets later at a fixed price. Assets are then segregated to cover the requirements to repurchase the assets. The segregated assets may consist of cash, U.S. Government securities, or other liquid securities at least equal in value to the obligations under the reverse repurchase agreements. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds under the reverse repurchase agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the obligation to repurchase the securities.

Reverse repurchase agreements outstanding as of May 31, 2015 were as follows:

Multi-Asset Real Return Fund
Principal Amount ($ Thousands)	Counterparty	Rate %	Value ($ Thousands)
$6,547	Barclays	0.27%	$6,547
3,604	Barclays	0.27%	3,604
29,645	Chase Securities	0.23%	29,645
40,200	Chase Securities	0.25%	40,200
17,119	Chase Securities	0.25%	17,119
6,157	HSBC	0.24%	6,157
3,884	HSBC	0.24%	3,884
9,221	HSBC	0.25%	9,221
19,255	Merrill Lynch	0.25%	19,255

			$135,632

Expenses — Expenses that are directly related to a Fund are charged directly to that Fund. Other operating expenses of the Funds are prorated to the Funds on the basis of relative net assets.

Commodity-Linked Investments — To the extent consistent with its Investment Objective and Strategies, the Dynamic Asset Allocation and Multi-Asset Real Return Funds may invest in commodity investments to provide exposure to the investment returns of the commodities markets. Commodity investments include notes with interest payments that are tied to an underlying commodity or commodity index, ETFs or other exchange-traded products that are tied to the performance of a commodity or commodity index or other types of investment vehicles or instruments that provide returns that are tied to commodities or commodity indices. The Dynamic Asset Allocation and Multi-Asset Real Return Funds may also invest in equity securities of issuers in commodity-related industries.

The Dynamic Asset Allocation and Multi-Asset Real Return Funds may also seek to gain exposure to the commodity markets, in whole or in part, through investments in a wholly owned Subsidiary. The Subsidiary, unlike the Fund, may invest to a significant extent directly in commodities and in equity-linked securities and commodity-linked derivative instruments, including options, futures contracts, swaps, options on futures contracts and commodity-linked structured notes. The Subsidiary may also invest in other instruments in which the Fund is permitted to invest, either as investments or to serve as margin or collateral for its derivative positions. A Fund may invest up to 25% of its total assets in its Subsidiary.

In order for a Fund to qualify as a regulated investment company under Subchapter M of the Code, the Fund must derive at least 90% of its gross income each taxable year from qualifying income. The status of certain commodity-linked derivative instruments as qualifying income has been addressed in Revenue Ruling 2006-1 and Revenue Ruling 2006-31 which provide that income from certain commodity-linked derivative instruments in which the Fund invests will not be considered qualifying income. To the extent the Dynamic Asset Allocation and Multi-Asset Real Return Funds invest in such instruments directly, each Fund will seek to restrict its income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income).

Foreign Currency Translation — The books and records of the Funds investing in international securities are maintained in U.S. dollars on the following basis:

(I) market value of investment securities, assets and liabilities at the current rate of exchange; and

(II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

316	SEI Institutional Investments Trust / Annual Report / May 31, 2015

The Funds report certain foreign-currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

Forward Foreign Currency Contracts — To the extent consistent with its Investment Objective and Strategies, a Fund may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions or anticipated fund positions. A Fund may also engage in currency transactions to enhance that Fund’s returns. All commitments are marked-to-market daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. A Fund realizes gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for Federal income tax purposes. A Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments, Summary Schedule of Investments, Consolidated Schedule of Investments or Consolidated Summary Schedule of Investments for details regarding open forward foreign currency contracts as of May 31, 2015, if applicable.

Futures Contracts — To the extent consistent with its Investment Objective and Strategies, a Fund may use futures contracts for tactical hedging purposes as well as to enhance the Fund’s returns. In addition, fixed income funds will utilize futures contracts to help manage duration and yield curve exposure. These Funds’ investments in futures contracts are designed to enable the Funds to more closely approximate the performance of their benchmark indices. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked-to-market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When contracts are closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, futures contracts involve the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments, Summary Schedule of Investments or Consolidated Schedule of Investments for details regarding open futures contracts as of May 31, 2015, if applicable.

Options/Swaptions Written/Purchased — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in financial options/swaptions contracts for the purpose of hedging its existing portfolio securities, or securities that a Fund intends to purchase, against fluctuations in fair market value caused by changes in prevailing market interest rates. A Fund may also invest in financial option/swaption contracts to enhance its returns. When the Fund writes or purchases an option/swaption, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option/swaption written or purchased. Premiums received or paid from writing or purchasing options/ swaptions which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option/swaption is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss. The Core Fixed Income and Dynamic Asset Allocation Funds had options/swaption contracts as of May 31, 2015, as disclosed in the Funds’ Schedule of Investments or Consolidated Summary Schedule of Investments.

The risk in writing a call option/swaption is a Fund may give up the opportunity for profit if the market price of the security increases. The risk in writing a put option/swaption is a Fund may incur a loss if the market price of the security decreases and the option/swaption is exercised. The risk in purchasing an option/swaption is a Fund may pay a premium whether or not the option/swaption is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option/swaption contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

Finally, the risk exists that losses on written options could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments or Consolidated Summary Schedule of Investments for details regarding open option/swaption contracts as of May 31, 2015, if applicable.

Securities Sold Short — To the extent consistent with its Investment Objective and Strategies, a Fund may engage in short sales. Short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. A Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, a Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. Dividends and interest are shown as an expense for financial reporting purposes. To borrow the security, a Fund also may be required to pay a premium, which would decrease proceeds of the security sold. The proceeds of the

SEI Institutional Investments Trust / Annual Report / May 31, 2015	317

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

May 31, 2015

short sale are retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the close of a short sale.

Until a Fund closes its short position or replaces the borrowed security, the Fund will: (i) earmark on the books of the Fund or place in a segregated account cash or liquid securities at such a level that the amount earmarked or deposited in the segregated account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (ii) otherwise “cover” the Fund’s short position as required by the 1940 Act. Refer to each Fund’s Schedule of Investments, Summary Schedule of Investments, Consolidated Summary Schedule of Investments or Consolidated Schedule of Investments for details regarding securities sold short as of May 31, 2015, if applicable. As of May 31, 2015, the Multi-Asset Real Return Fund held short positions.

Swap Agreements — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in swap contracts as an efficient means to synthetically obtain exposure to securities or baskets of securities and to manage a Fund’s interest rate duration and yield curve exposure. Swap contracts may also be used to mitigate a Fund’s overall level of risk and/or a Fund’s risk to particular types of securities, currencies or market segments. Interest rate swaps may further be used to manage a Fund’s yield spread sensitivity. A Fund may buy credit default swaps in an attempt to manage credit risk where a Fund has credit exposure to an issuer, and a Fund may sell credit default swaps to more efficiently gain credit exposure to a security or basket of securities. A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, including a particular interest rate, foreign currency, or “basket” of securities representing a particular index. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“Centrally Cleared swaps”). Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Credit-default swaps involve periodic payments by a Fund or counterparty based on a specified rate multiplied by a notional amount assigned to an underlying debt instrument or group of debt instruments in exchange for the assumption of credit risk on the same instruments. In the event of a credit event, usually in the form of a credit rating downgrade, the party receiving periodic payments (i.e. floating rate payer) must pay the other party (i.e. fixed rate payer) an amount equal to the recovery rate used to settle the contracts. The recovery rate is a function of how many credit default swap investors wish to deliver the security or receive the security. The recovery rate is determined through an auction process. Total return swaps allow an investor to benefit from the cash flow without ever actually owning the underlying security. The receiver must pay any decline in value to the payer at the end of the total return swap. However, the investor does not need to make a payment if there is no decline in price. Payments can be made on various indices, bonds (i.e. mortgage backed securities, bank debt and corporate), loans or commodities. The value of a total return swap is equal to the change in value of the underlying asset versus the accrued income payment based on LIBOR or some other form of indices on the notional amount. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal to manage a Fund’s exposure to interest rates. Payments received or made are recorded as realized gains or loss. A Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after a Fund’s portfolio. In connection with swap agreements securities may be set aside as collateral by a Fund’s custodian.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss on the Statements of Operations or Consolidated Statements of Operations. Net payments of interest are recorded as realized gains or losses. Daily changes in valuation of Centrally Cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities.

Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates. Risks also arise from potential losses from adverse market movements.

This risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by having the counterparty post collateral to cover a Fund’s exposure to the counterparty. See Note 3 for further details. Refer to each Fund’s Schedule of Investments, Summary Schedule of Investments or Consolidated Schedule of Investments. for details regarding open swap agreements as of May 31, 2015, if applicable.

Forward Treasury Commitments — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in commitments to purchase U.S. Treasury securities on an extended settlement basis. Such transactions involve the commitment to purchase a security with payment and delivery taking place in the future, sometimes a month or more after the transaction date. The Funds account for such transactions as purchases and sales and record an unrealized gain or loss each day equal to the difference between the cost of the purchase commitment and the current market value. Realized gains or losses are recorded upon closure or settlement of such commitments. No interest

318	SEI Institutional Investments Trust / Annual Report / May 31, 2015

is earned prior to settlement of the transaction. These instruments are subject to market fluctuation due to changes in interest rates and the market value at the time of settlement could be higher or lower than the purchase price. A Fund may incur losses due to changes in the value of the underlying treasury securities from interest rate fluctuations or as a result of counterparty nonperformance.

Delayed Delivery Transactions — To the extent consistent with its Investment Objective and Strategies, a Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Funds may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Participation Notes (P-Notes) — To the extent consistent with its Investment Objective and Strategies, a Fund may acquire P-Notes issued by participating banks or broker-dealers. P-Notes are participation interest notes that are designed to offer a return linked to a particular underlying equity, debt, currency or market. The P-Notes in which the Fund may invest will typically have a maturity of one year. When purchasing a P-Note, the posting of margin is not required because the full cost of the P-Note (plus commission) is paid at the time of purchase. When the P-Note matures, the issuer will pay to, or receive from, the purchaser the difference between the minimal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies of foreign securities markets that they seek to replicate.

In addition, there can be no assurance that the trading price of P-Notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. The holder of a participation note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with an underlying security or instrument. However, the holder of a participation note does not receive voting rights as it would if it directly owned the underlying security or instrument. P-Notes are generally traded over-the-counter. P-Notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them and the counterparty. There is also counterparty risk associated with these investments because the Fund is relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security. In addition, the Fund will incur transaction costs as a result of investments in P-Notes.

Loan Participations and Brady Bonds — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in U.S. dollar-denominated fixed- and floating-rate loans (“Loans”) arranged through private negotiations between a foreign sovereign entity and one or more financial institutions (“Lenders”). The Fund invests in such Loans in the form of participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties. Participations typically result in this Fund having a contractual relationship only with the Lenders, not with the sovereign borrowers. This Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

Certain debt obligations, customarily referred to as “Brady Bonds,” are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady. Brady Bonds have only been issued since 1989, and, accordingly, do not have a long payment history. They are issued by governments that may have previously defaulted on the loans being restructured by the Brady Bonds, so they are subject to the risk of default by the issuer. They may be fully or partially collateralized or uncollateralized and issued in various currencies.

Collateralized Debt Obligations — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized loan obligations (“CLOs”) if it holds only loans and other similarly structured securities. Multiple levels of securities are issued by the CDO, offering various maturity and credit risk characteristics that are characterized according to their degree of credit risk. Purchasers in CDOs are credited with their portion of the scheduled payments of interest and principal on the underlying assets plus all unscheduled prepayments of principal based on a predetermined priority schedule. Accordingly, the CDOs in the longer maturity series are less likely than other asset pass-throughs to be prepaid prior to their stated maturity.

Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid to shareholders quarterly for the Large Cap, Large Cap Diversified Alpha, Large Cap Disciplined Equity, Large Cap Index, S&P 500 Index, Extended Market Index, Small Cap, Small Cap II, Small/Mid Cap Equity, U.S. Managed Volatility, Opportunistic Income, Emerging Markets Debt and Real Return Funds; declared daily and paid monthly for the Core Fixed Income, High Yield Bond, Long Duration, Long Duration Credit and Ultra Short Duration Bond Funds; declared and paid at least annually for the World Equity Ex-US, Screened World Equity Ex-US, Emerging Markets Equity, Limited Duration Bond, Intermediate Duration Credit, Dynamic Asset Allocation and Multi-Asset Real Return Funds. Dividends and distributions are recorded on the ex-dividend date. Any net realized capital gains will be distributed at least annually by the Funds.

Illiquid Securities — A security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days or less for its approximate carrying value on the books of a Fund.

SEI Institutional Investments Trust / Annual Report / May 31, 2015	319

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

May 31, 2015

Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed.

Restricted Securities — As of May 31, 2015, the following Fund owned private placement investments that were purchased through private offerings or acquired through initial public offerings and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. In addition, this Fund has generally agreed to further restrictions on the disposition of certain holdings as set forth in various agreements entered into in connection with the purchase of these private placement investments. The acquisition dates of these investments, the enforceable right to acquire these private placement investments, along with the cost and values at May 31, 2015, were as follows:

	Face Amount ($ Thousands)/ Shares	Acquisition Date	Right to Acquire Date	Cost ($ Thousands)	Market Value ($ Thousands)	% of Net Assets

High Yield Bond Fund
Aventine (escrow security)	$2,600	11/30/2010	11/30/2010	$—	$1	0.00%
VSS AHC, Cl A	29,628	09/25/2009	09/25/2009	—	28	0.00

				$—	$29	0.00%

Investments in Real Estate Investment Trusts (“REITs”) — With respect to the Funds, with the exception of the World Equity Ex-US, Screened World Equity Ex-US and Real Return Funds, dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Investment in Subsidiary — The Dynamic Asset Allocation and Multi-Asset Real Return Funds may invest in their own Subsidiary. By investing in its Subsidiary, each Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by a Subsidiary are generally similar to those that are permitted to be held by the applicable Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. A Subsidiary, however, is not registered under the 1940 Act and will not be subject to all of the investor protections of the 1940 Act. Thus, the Dynamic Asset Allocation and Multi-Asset Real Return Funds, as investors in their own Subsidiary, will not have all of the protections offered to investors in registered investment companies.

However, each Fund wholly owns and controls its respective Subsidiary, and the Funds and the Subsidiaries are all managed by SIMC, making it unlikely that the Subsidiary will take action contrary to the interests of the applicable Fund or its shareholders. While a Subsidiary has its own Board of Directors (“Board”) that is responsible for overseeing the operations of such Subsidiary, the respective Fund’s Board has oversight responsibility for the investment activities of the Fund, including its investment in the respective Subsidiary, and the Fund’s role as the sole shareholder of such Subsidiary. It is not currently expected that shares of the Subsidiary will be sold or offered to investors other than the respective Fund.

Changes in the laws of the United States and/or the Cayman Islands or governmental interpretation of such laws, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or its respective Subsidiary to operate as intended and could negatively affect the Fund and its shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiaries. If Cayman Islands law changes such that the Subsidiaries must pay Cayman Islands governmental authority taxes, Fund shareholders would likely suffer decreased investment return.

3. CREDIT DERIVATIVES

A Fund may use credit default swaps to reduce risk where a Fund has exposure to the issuer, or to take an active long or short position with respect to the likelihood of an event of default. The reference obligation of the swap can be a single issuer, a “basket” of issuers, or an index. The underlying referenced assets are corporate debt, sovereign debt and asset backed securities.

The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event for corporate or sovereign reference obligations means bankruptcy, failure to pay, obligation acceleration, repudiation/moratorium or restructuring. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down.

If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to

320	SEI Institutional Investments Trust / Annual Report / May 31, 2015

the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

As of May 31, 2015, the High Yield Bond Fund is the buyer (“receiving protection”) on a total notional amount of $19.4 million. Additionally, the High Yield Bond, the Core Fixed Income and Multi-Asset Real Return Funds are the sellers (“providing protection”) on a total notional amount of $14.6 million, $6.8 million and $1.3 million, respectively. The notional amounts of the swaps are not recorded in the financial statements; however the notional amounts approximate the maximum potential amount of future payments that the Fund could be required to make if the Fund was the seller of protection and a credit event were to occur. Those credit default swaps (“CDS”) for which the Fund is providing protection at balance sheet date are summarized as follows:

HIGH YIELD BOND FUND WRITTEN CREDIT DERIVATIVE CONTRACTS	SINGLE NAME CDS		CDS INDEX
Reference Asset	CORP US$	SOVEREIGN US$	ABS US$	CORP US$	Total
Fair value of written credit derivatives	$—	$—	$1,090,404	$—	$1,090,404
Maximum potential amount of future payments	—	—	14,660,000	—	14,660,000
Recourse provisions with third parties to recover any amounts paid under the credit derivative (including any purchased credit protection)[1]	—	—	—	—	—
Collateral held by the Partnership or other third parties which the Partnership can obtain upon occurrence of triggering event	—	—	—	—	—

1	Potential recoveries would include purchased credit derivatives to the extent they offset written credit derivatives which have an identical underlying, or a netting arrangement or credit support annex with the counterparty. There may be other potential recoveries from recourse provisions where agreements cover multiple derivative arrangements but those amounts have not been included.

MAXIMUM POTENTIAL AMOUNT OF FUTURE PAYMENTS BY CONTRACT TERM
	0-6 MONTHS	6-12 MONTHS	1-5 YEARS	5-10 YEARS	> 10 YEARS	Total
Current credit spread* on underlying (in basis points)
0-100	$—	$—	$—	$—	$—	$—
101-200	—	—	—	—	—	—
> than 200	—	—	4,660,000	10,000,000	—	14,660,000
Total	$—	$—	$4,660,000	$10,000,000	$—	$14,660,000

*	The credit spread on the underlying asset is generally indicative of the current status of the underlying risk of the Fund having to perform. The spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a contract. Higher credit spreads with a shorter contract term is indicative of a higher likelihood of performance by the Fund.

CORE FIXED INCOME FUND WRITTEN CREDIT DERIVATIVE CONTRACTS	SINGLE NAME CDS		CDS ON AN INDEX
REFERENCE ASSET	CORP US$	SOVEREIGN US$	ABS US$	CORP US$	Total
Fair value of written credit derivatives	$49,544	$—	$—	$—	$49,544
Maximum potential amount of future payments	6,840,000	—	—	—	6,840,000
Recourse provisions with third parties to recover any amounts paid under the credit derivative (including any purchased credit protection)[1]	—	—	—	—	—
Collateral held by the Fund can obtain upon occurrence of triggering event	—	—	—	—	—

1	Potential recoveries would include purchased credit derivatives to the extent they offset written credit derivatives which have an identical underlying, or a netting arrangement or credit support annex with the counterparty. There may be other potential recoveries from recourse provisions where agreements cover multiple derivative arrangements but those amounts have not been included.

MAXIMUM POTENTIAL AMOUNT OF FUTURE PAYMENTS BY CONTRACT TERM
CORE FIXED INCOME FUND	0-6 MONTHS	6-12 MONTHS	1-5 YEARS	5-10 YEARS	> 10 YEARS	Total
Current credit spread* on underlying (in basis points)
0-100	$—	$—	$—	$6,840,000	$—	$6,840,000
> than 100	—	—	—	—	—	—
Total	$—	$—	$—	$6,840,000	$—	$6,840,000

*	The credit spread on the underlying asset is generally indicative of the current status of the underlying risk of the Fund having to perform. The spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a contract. Higher credit spreads with a shorter contract term is indicative of a higher likelihood of performance by the Fund.

SEI Institutional Investments Trust / Annual Report / May 31, 2015	321

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

May 31, 2015

MULTI-ASSET REAL RETURN FUND WRITTEN CREDIT DERIVATIVE CONTRACTS	SINGLE NAME CDS		CDS ON AN INDEX
REFERENCE ASSET	CORP US$	SOVEREIGN US$	ABS US$	CORP US$	Total
Fair value of written credit derivatives	$33,822	$—	$—	$—	$33,822
Maximum potential amount of future payments	1,299,269	—	—	—	1,299,269
Recourse provisions with third parties to recover any amounts paid under the credit derivative (including any purchased credit protection)[1]	—	—	—	—	—
Collateral held by the Fund can obtain upon occurrence of triggering event	—	—	—	—	—

1	Potential recoveries would include purchased credit derivatives to the extent they offset written credit derivatives which have an identical underlying, or a netting arrangement or credit support annex with the counterparty. There may be other potential recoveries from recourse provisions where agreements cover multiple derivative arrangements but those amounts have not been included.

MAXIMUM POTENTIAL AMOUNT OF FUTURE PAYMENTS BY CONTRACT TERM
MULTI-ASSET REAL RETURN FUND	0-6 MONTHS	6-12 MONTHS	1-5 YEARS	5-10 YEARS	> 10 YEARS	Total
Current credit spread* on underlying (in basis points)
0-100	$—	$—	$1,299,269	$—	$—	$1,299,269
100-200	—	—	—	—	—	—
> than 200	—	—	—	—	—	—
Total	$—	$—	$1,299,269	$—	$—	$1,299,269

*	The credit spread on the underlying asset is generally indicative of the current status of the underlying risk of the Fund having to perform. The spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a contract. Higher credit spreads with a shorter contract term is indicative of a higher likelihood of performance by the Fund.

The credit spread disclosed above for each reference obligation where the Fund is the seller of protection is a representation of the current payment/performance risk of the swap.

4. DERIVATIVE TRANSACTIONS

The following tables include only Funds that had exposure to more than one type of risk on derivatives held throughout the year. For Funds that held derivatives throughout the period with only one type of risk exposure, additional information can be found on the Schedule of Investments, Consolidated Summary Schedule of Investments or Consolidated Schedule of Investments and the Statements of Operations or Consolidated Statements of Operations.

The fair value of derivative instruments as of May 31, 2015 was as follows:

	Asset Derivatives			Liability Derivatives
	Year ended May 31, 2015 ($ Thousands)			Year ended May 31, 2015 ($ Thousands)
	Statements of Assets and Liabilities Location	Fair Value		Statements of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments:

Core Fixed Income Fund
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	$4,110	*	Net Assets — Unrealized depreciation on futures contracts	$2,922	*
	Net Assets — Unrealized appreciation on swap contracts	660	†	Net Assets — Unrealized depreciation on swap contracts	2,061	†
	Options purchased, at value	33		Options written, at value	476
	Swaptions purchased, at value	109		Swaptions written, at value	156
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	2,336		Unrealized loss on forward foreign currency contracts	584
Credit contracts	Net Assets — Unrealized appreciation on swap contracts	83	†	Net Assets — Unrealized depreciation on swap contracts	10	†

Total Derivatives not accounted for as hedging instruments		$7,331			$6,209

Long Duration Fund
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	$2,748		Net Assets — Unrealized depreciation on futures contracts	$1,153	*
	Net Assets — Unrealized appreciation on swap contracts	—	†	Net Assets — Unrealized depreciation on swap contracts	1,389	†

Total Derivatives not accounted for as hedging instruments		$2,748			$2,542

Emerging Markets Debt Fund
Equity contracts	Net Assets — Unrealized appreciation on futures contracts	$100	*	Net Assets — Unrealized depreciation on futures contracts	$347	*
Interest rate contracts	Net Assets — Unrealized appreciation on swap contracts	704	†	Net Assets — Unrealized depreciation on swap contracts	2,110	†
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	9,527		Unrealized loss on forward foreign currency contracts	9,206
	Net Assets — Unrealized appreciation on swap contracts	—		Net Assets — Unrealized depreciation on swap contracts	519	†

Total Derivatives not accounted for as hedging instruments		$10,331			$12,182

322	SEI Institutional Investments Trust / Annual Report / May 31, 2015

	Asset Derivatives			Liability Derivatives
	Year ended May 31, 2015 ($ Thousands)			Year ended May 31, 2015 ($ Thousands)
	Consolidated Statements of Assets and Liabilities Location	Fair Value		Consolidated Statements of Assets and Liabilities Location	Fair Value

Dynamic Asset Allocation Fund
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	$1,692		Unrealized loss on forward foreign currency contracts	$14,156
Equity contracts	Net Assets — Unrealized appreciation on futures contracts	16,973	*	Net Assets — Unrealized depreciation on futures contracts	5,194	*
	Options purchased, at value	210		Options written, at value	—

Total Derivatives not accounted for as hedging instruments		$18,875			$19,350

Multi-Asset Real Return Fund
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	$113	*	Net Assets — Unrealized depreciation on futures contracts	$290	*
	Net Assets — Unrealized appreciation on swap contracts	594	†	Net Assets — Unrealized depreciation on swap contracts	(1,181	)†
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	382		Unrealized loss on forward foreign currency contracts	120
Credit contracts	Net Assets — Unrealized appreciation on swap contracts	40	†	Net Assets — Unrealized depreciation on swap contracts	—
Equity contracts	Net Assets — Unrealized appreciation on futures contracts	—		Net Assets — Unrealized depreciation on futures contracts	938	*
Commodity contracts	Net Assets — Unrealized appreciation on futures contracts	3,865	*	Net Assets — Unrealized depreciation on futures contracts	3,995	*
	Options purchased, at value	196		Options written, at value	—

Total Derivatives not accounted for as hedging instruments		$5,190			$4,162

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedules of Investments, Consolidated Summary Schedule of Investments or Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities.
†	Includes cumulative appreciation/depreciation of swap contracts as reported in the Schedules of Investments or Consolidated Schedule of Investments. Market Value is reported within the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities for swap contracts that have paid premiums.

The effect of derivative instruments on the Statements of Operations or Consolidated Statements of Operations for the year ended May 31, 2015.

Amount of realized gain or (loss) on derivatives recognized in income ($ Thousands):

Derivatives Not Accounted for as Hedging Instruments	Options	Futures	Forward Currency Contracts	Swaps	Total
Core Fixed Income Fund
Interest rate contracts	$289	$(6,460)	$—	$(1,159)	$(7,330)
Foreign exchange contracts	—	—	7,236	—	7,236
Credit contracts	—	—	—	78	78
Total	$289	$(6,460)	$7,236	$(1,081)	$(16)
Long Duration Fund
Interest rate contracts	$—	$13,947	$—	$1	$13,948
Credit contracts	—	—	—	(528)	(528)
Total	$—	$13,947	$—	$(527)	$13,420
Emerging Markets Debt Fund
Interest rate contracts	$—	$(1,354)	$—	$2,163	$809
Foreign exchange contracts	—	—	7,459	—	7,459
Total	$—	$(1,354)	$7,459	$2,163	$8,268
Dynamic Asset Allocation Fund
Foreign exchange contracts	$—	$—	$150,309	$—	$150,309
Equity contracts	7,350	15,613	—	—	22,963
Total	$7,350	$15,613	$150,309	$—	$173,272
Multi-Asset Real Return Fund
Interest rate contracts	$—	$(1,156)	$—	$181	$(975)
Foreign exchange contracts	—	—	2,187	—	2,187
Commodity contracts	(283)	(41,129)	—	—	(41,412)
Equity contracts	—	(1,083)	—	—	(1,083)
Credit contracts	—	—	—	98	98
Total	$(283)	$(43,368)	$2,187	$279	$(41,185)

SEI Institutional Investments Trust / Annual Report / May 31, 2015	323

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

May 31, 2015

Change in unrealized appreciation or (depreciation) on derivatives recognized in income ($ Thousands):

Derivatives Not Accounted for as Hedging Instruments	Swaptions	Options	Futures	Forward Currency Contracts	Swaps	Total
World Equity Ex-US Fund
Foreign exchange contracts	$—	$—	$—	$421	$—	$421
Equity contracts	—	—	964	—	—	964
Total	$—	$—	$964	$421	$—	$1,385
Core Fixed Income Fund
Interest rate contracts	$594	$515	$1,939	$—	$(1,849)	$1,199
Foreign exchange contracts	—	—	—	613	—	613
Credit contracts	—	—	—	—	(45)	(45)
Total	$594	$515	$1,939	$613	$(1,894)	$1,767
Long Duration Fund
Interest rate contracts	$—	$—	$1,568	$—	$(1,701)	$(133)
Credit contracts	—	—	—	—	245	245
Total	$—	$—	$1,568	$—	$(1,456)	$112
Emerging Markets Debt Fund
Interest rate contracts	$—	$—	$—	$—	$(1,637)	$(1,637)
Foreign exchange contracts	—	—	—	(2,239)	(454)	(2,693)
Equity contracts	—	—	(21)	—	—	(21)
Total	$—	$—	$(21)	$(2,239)	$(2,091)	$(4,351)
Dynamic Asset Allocation Fund
Foreign exchange contracts	$—	$—	$—	$(20,815)	$—	$(20,815)
Equity contracts	—	1,137	11,779	—	—	12,916
Total	$—	$1,137	$11,779	$(20,815)	$—	$(7,899)
Multi-Asset Real Return Fund
Interest rate contracts	$—	$—	$(22)	$—	$(468)	$(490)
Foreign exchange contracts	—	—	—	266	—	266
Credit contracts	—	—	—	—	15	15
Equity contracts	—	—	(149)	—	—	(149)
Commodity contracts	—	(61)	1,543	—	—	1,482
Total	$—	$(61)	$1,372	$266	$(453)	$1,124

A Fund is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a specific counterparty entity in the event of a default with respect to all the transactions governed under a single agreement with a specific counterparty entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Securities and U.S. dollar cash are generally the preferred forms of collateral. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities/Consolidated Statements of Assets and Liabilities as either a component of investments at value (securities) or deposits due from counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities/Consolidated Statements of Assets and Liabilities as deposits due to counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Customer Account Agreements and related addendums govern exchange traded derivatives transactions such as futures, options on futures, and centrally cleared swaps. Exchange traded derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

324	SEI Institutional Investments Trust / Annual Report / May 31, 2015

The following is a summary of the market value and variation margin of exchange-traded or centrally cleared financial derivative instruments of the Funds as of May 31, 2015 ($ Thousands):

	Financial Derivative Assets				Financial Derivative Liabilities
	Market value	Variation Margin Asset			Market value	Variation Margin Liability
Fund	Purchased Options/ Swaptions	Futures	Swap Agreements	Total	Written Options/ Swaptions	Futures	Swap Agreements	Total
Large Cap Fund	$—	$—	$—	$—	$—	$248	$—	$248
Large Cap Disciplined Equity Fund	—	—	—	—	—	163	—	163
Large Cap Index Fund	—	—	—	—	—	342	—	342
S&P 500 Index Fund	—	—	—	—	—	429	—	429
Extended Market Index Fund	—	—	—	—	—	108	—	108
Small Cap Fund	—	—	—	—	—	110	—	110
Small Cap II Fund	—	—	—	—	—	85	—	85
World Equity Ex-US Fund	—	148	—	148	—	2,047	—	2,047
Screened World Equity Ex-US Fund	—	—	—	—	—	3	—	3
Opportunistic Income Fund	—	1	—	1	—	66	—	66
Core Fixed Income Fund	142	609	—	751	632	1,052	139	1,823
High Yield Bond Fund	—	—	5	5	—	—	7	7
Long Duration Fund	—	1,385	—	1,385	—	349	27	376
Long Duration Credit Fund	—	452	—	452	—	375	—	375
Ultra Short Duration Bond Fund	—	1	—	1	—	20	—	20
Emerging Markets Debt Fund	—	47	—	47	—	120	42	162
Intermediate Duration Credit Fund	—	—	—	—	—	158	—	158
Dynamic Asset Allocation Fund	210	1,475	—	1,685	—	648	—	648
Multi-Asset Real Return Fund	196	3,179	42	3,417	—	1,473	103	1,576
Total Exchange-Traded or Centrally Cleared	$548	$7,297	$47	$7,892	$632	$7,796	$318	$8,746

Securities with an aggregate fair market value of $52,451,547 have been pledged as collateral for exchange-traded and centrally cleared derivative instruments as of May 31, 2015.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian.

The following is a summary by derivative type of the market value of OTC financial derivative instruments and collateral (received)/pledged as of May 31, 2015 ($ Thousands):

	Financial Derivative Assets				Financial Derivative Liabilities
Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged		Net Exposures(1)
Core Fixed Income Fund	$2,336	$—	$83	$2,419	$584	$—	$927	$—	$1,511	$908	$—		$908
High Yield Bond Fund	—	—	30	30	—	—	120	—	120	(90)	—		(90)
Long Duration Fund	—	—	—	—	—	—	586	—	586	(586)	—		(586)
Emerging Markets Debt Fund	9,527	—	687	10,214	9,206	—	2,570	—	11,776	(1,562)	—		(1,562)
Dynamic Asset Allocation Fund	1,692	—	—	1,692	14,156	—	—	—	14,156	(12,464)	—		(12,464)
Multi-Asset Real Return Fund	382	—	50	432	120	—	58	135,632	135,810	(135,378)	135,632	(2)	254
Total Over the Counter	$13,937	$—	$850	$14,787	$24,066	$—	$4,261	$135,632	$163,959

(1)	Net Exposures represents the net receivable/(payable) that would be due from /to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity.
(2)	Excess collateral received is not shown for financial reporting purposes.

SEI Institutional Investments Trust / Annual Report / May 31, 2015	325

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

May 31, 2015

Securities with an aggregate fair market value of $0 have been pledged and $0 have been received as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of May 31, 2015.

Written options transactions entered into during the year ended May 31, 2015, are summarized as follows:

Core Fixed Income Fund
	Number of Contracts	Premium ($ Thousands)
Balance at beginning of period	7,021,149	$710
Written	13,317,171	4,613
Expired	(13,306,461)	(1,898)
Closing Buys	(7,030,058)	(2,839)
Balance at end of period	1,801	$586

As of May 31, 2015, the Funds had cash and/or securities at least equal to the value of written options.

5. BASIS FOR CONSOLIDATION FOR THE DYNAMIC ASSET ALLOCATION AND MULTI-ASSET REAL RETURN FUNDS

The Consolidated Summary Schedule of Investments, Consolidated Schedule of Investments, Consolidated Statements of Assets and Liabilities, Consolidated Statements of Operations, Consolidated Statements of Changes in Net Assets, Consolidated Statement of Cash Flows, and the Consolidated Financial Highlights of the Dynamic Asset Allocation and Multi-Asset Real Return Funds include the accounts of their respective Subsidiaries. All intercompany accounts and transactions have been eliminated in consolidation for the Funds. The Subsidiaries have a fiscal year end of May 31 for financial statement consolidation purposes and a nonconforming tax year end of April 30.

The Subsidiaries are classified as controlled foreign corporations under the Internal Revenue Code of 1986 (“IRC”). The Subsidiaries taxable income is included in the calculation of the Funds’ taxable income. Net losses of the Subsidiaries are not deductible by the Funds either in the current period or carried forward to future periods.

The Dynamic Asset Allocation and Multi-Asset Real Return Funds may invest up to 25% of their total assets in their respective Subsidiary.

A summary of the Funds’ investments in the Subsidiaries are as follows:

	INCEPTION DATE OF SUBSIDIARY	SUBSIDIARY NET ASSETS AT MAY 31, 2015 ($ THOUSANDS)	% OF TOTAL NET ASSETS AT MAY 31, 2015
Dynamic Asset Allocation Commodity Strategy Subsidiary, Ltd.	January 28, 2014	$7,060	0.4%
Multi-Asset Real Return Commodity Strategy Subsidiary, Ltd.	June 27, 2013	136,311	18.7%

6. INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS, INVESTMENT SUB-ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory, Administration and Distribution Agreements — SEI Investments Global Funds Services (the “Administrator”) serves as administrator to the Funds. The Administrator provides certain administrative and shareholder servicing for an annual fee of 0.05% of the average daily net assets of each Fund. For the year ended May 31, 2015, the Administrator has voluntarily agreed to waive all of its fee. The Funds’ Administrator may discontinue all or part of these voluntary waiver at any time.

SIMC serves as investment adviser (the “Adviser”) to each Fund. In connection with serving as Adviser, SIMC is entitled to a fee that is calculated daily and paid monthly, based on the average daily net assets of each Fund. SIMC plans to voluntarily waive a portion of its fees in order to keep investment advisory fees at a specified level. The Funds’ Adviser may discontinue all or part of these voluntary waivers at any time. Accordingly, the advisory fee and voluntary expense limitations for each Fund are as follows:

	Advisory Fees	Voluntary Expense Limitations
Large Cap Fund	0.40%	0.26%
Large Cap Diversified Alpha Fund	0.40	0.31
Large Cap Disciplined Equity Fund	0.40	0.18
Large Cap Index Fund	0.17	0.06
S&P 500 Index Fund	0.03	—
Extended Market Index Fund	0.12	0.06
Small Cap Fund	0.65	0.54
Small Cap II Fund	0.65	0.59
Small/Mid Cap Equity Fund	0.65	0.50
U.S. Managed Volatility Fund	0.65	0.35
World Equity Ex-US Fund	0.55	0.45
Screened World Equity Ex-US Fund	0.65	0.80
Emerging Markets Equity Fund	1.05	—
Opportunistic Income Fund	0.45	0.41
Core Fixed Income Fund	0.30	0.14
High Yield Bond Fund	0.4875	0.35
Long Duration Fund	0.30	0.20
Long Duration Credit Fund	0.30	0.20
Ultra Short Duration Bond Fund	0.15	0.18
Emerging Markets Debt Fund	0.85	0.55
Real Return Fund	0.22	0.20
Limited Duration Bond Fund	0.25	—
Intermediate Duration Credit Fund	0.25	—
Dynamic Asset Allocation Fund	0.60	0.50
Multi-Asset Real Return Fund	0.55	0.40

326	SEI Institutional Investments Trust / Annual Report / May 31, 2015

As of May 31, 2015, SIMC has entered into investment sub-advisory agreements with the following parties and pays the sub-advisers out of the fee that it receives from the Funds:

Investment Sub-Adviser
Large Cap Fund
AJO, L.P.
AQR Capital Management, LLC
Brown Advisory LLC
Jackson Square Partners, LLC
LSV Asset Management
Waddell & Reed Investment Management Co.
Large Cap Diversified Alpha Fund
AJO, L.P.
Brandywine Global Investment Management, LLC
Jackson Square Partners, LLC
Parametric Portfolio Associates LLC
Large Cap Disciplined Equity Fund
Analytic Investors, LLC
INTECH Investment Management LLC
Lazard Asset Management LLC
Oppenheimer Funds, Inc.
Quantitative Management Associates LLC
Large Cap Index Fund
SSgA Funds Management, Inc.
S&P 500 Index Fund
SSgA Funds Management, Inc.
Extended Market Index Fund
SSgA Funds Management, Inc.
Small Cap Fund
AQR Capital Management, LLC
EAM Investors, LLC
J.P. Morgan Investment Management Inc.
LSV Asset Management
Montibus Capital Management LLC
Robeco Investment Management, Inc.
Security Capital Research & Management Incorporated
William Blair & Company L.L.C.
Small Cap II Fund
AllianceBernstein L.P.
AQR Capital Management, LLC
EAM Investors, LLC
Fiduciary Management Associates, LLC
LMCG Investments, LLC
Montibus Capital Management LLC
Snow Capital Management L.P.
Small/Mid Cap Equity Fund
AllianceBernstein L.P.
Arrowpoint Asset Management, LLC
CastleArk Management LLC
Integrity Asset Management
LMCG Investments, LLC
LSV Asset Management
Montibus Capital Management LLC
Robeco Investment Management, Inc.
Security Capital Research & Management Incorporated
U.S. Managed Volatility Fund
AJO, L.P.
Analytic Investors, LLC
LSV Asset Management

Investment Sub-Adviser
World Equity Ex-US Fund
Acadian Asset Management LLC
Bailie Gifford Overseas Ltd
EARNEST Partners LLC
JO Hambro Capital Management Limited
McKinley Capital Management, LLC
NFJ Investment Group LLC
Screened World Equity Ex-US Fund
Acadian Asset Management LLC
Bailie Gifford Overseas Ltd.
EARNEST Partners LLC
McKinley Capital Management, LLC
Emerging Markets Equity Fund
AllianceBernstein L.P.
Causeway Capital Management LLC
JO Hambro Capital Management Limited
Kleinwort Benson Investors International Ltd
RWC Asset Advisors (US) LLC
WCM Investment Management
Opportunistic Income Fund
Ares Management LLC
Brookfield Investment Management Inc.
Declaration Management & Research LLC
Wellington Management Company, LLP
Core Fixed Income Fund
Jennison Associates LLC
J.P. Morgan Investment Management Inc.
Metropolitan West Asset Management LLC
Wells Capital Management Incorporated
Western Asset Management Company
Western Asset Management Company Limited
High Yield Bond Fund
Ares Management LLC
Benefit Street Partners L.L.C.
Brigade Capital Management, LP
Delaware Investments Fund Advisers, a Series of Delaware Management Business Trust
J.P. Morgan Investment Management Inc.
Long Duration Fund
Income Research & Management
Jennison Associates LLC
Legal & General Investment Management America Inc.
Metropolitan West Asset Management LLC
Long Duration Credit Fund
Income Research & Management
Jennison Associates LLC
Legal & General Investment Management America, Inc.
Logan Circle Partners, L.P.
Metropolitan West Asset Management LLC
Ultra Short Duration Bond Fund
Logan Circle Partners, L.P.
Wellington Management Company, LLP
Emerging Markets Debt Fund
Investec Asset Management Ltd.
Neuberger Berman Fixed Income LLC
Stone Harbor Investment Partners LP
Limited Duration Bond Fund
Logan Circle Partners, L.P.

SEI Institutional Investments Trust / Annual Report / May 31, 2015	327

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

May 31, 2015

Investment Sub-Adviser
Intermediate Duration Credit Fund
Income Research & Management
Legal & General Investment Management America Inc.
Logan Circle Partners, L.P.
Dynamic Asset Allocation Fund
SSgA Funds Management, Inc.
Multi-Asset Real Return Fund
AllianceBernstein L.P.
QS Investors, LLC

SEI Investments Distribution Co. (the “Distributor”), a wholly owned subsidiary of SEI Investments Company (“SEI”), serves as each Fund’s Distributor pursuant to a Distribution Agreement with the Trust.

Other — The Distribution Agreement between the Distributor and the Trust provides that the Distributor may receive compensation on fund transactions effected for the Trust in accordance with Securities and Exchange Commission (“SEC”) rules. Accordingly, it is expected that fund transactions may result in brokerage commissions being paid to the Distributor. The SEC rules require that such commissions not exceed usual and customary commissions.

Such commissions for the year ended May 31, 2015, were as follows ($ Thousands):

Large Cap Fund	$18
Large Cap Disciplined Equity Fund	9
Large Cap Index Fund	1
S&P 500 Index Fund	10
Small Cap Fund	143
Small Cap II Fund	18
Small/Mid Cap Equity Fund	6
World Equity Ex-US Fund	247
Screened World Equity Ex-US Fund	8

Payments to Affiliates — Certain officers and/or trustees of the Trust are also officers and/or Directors of the Distributor, the Adviser and/or the Administrator. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly and interim meetings. Compensation of officers and affiliated Trustees of the Trust is paid by the Distributor or Administrator.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Adviser, sub-advisers and service providers as required by SEC regulations.

LSV Asset Management (partially-owned subsidiary of SIMC) serves as a sub-adviser to the Large Cap, Small Cap, Small/Mid Cap Equity and U.S. Managed Volatility Funds. For this service, LSV Asset Management is entitled to receive a fee from SIMC. Such fees for the year ended May 31, 2015, were as follows ($ Thousands):

Large Cap Fund	$449
Small Cap Fund	301
Small/Mid Cap Equity Fund	1,152
U.S. Managed Volatility Fund	1,329

Fees Paid Indirectly — The Funds may direct certain fund trades to the Distributor who pays a portion of each Fund’s expenses. Accordingly, the expenses reduced, which were used to pay third party expenses, can be found on the Statements of Operations and the effect on each Fund’s expense ratio, as a percentage of each Fund’s average daily net assets for the year ended May 31, 2015, can be found on the Financial Highlights.

Investment in Affiliated Security — The Funds may invest in the SEI Daily Income Trust (“SDIT”) Prime Obligation Fund, an affiliated money market fund to manage excess cash or to serve as margin or collateral for derivative positions. Additionally, the Funds may invest the cash collateral from the securities lending program in the SEI Liquidity Fund, L.P.

The following is summary of the transactions with affiliates for the year ended May 31, 2015 ($ Thousands):

SEI Liquidity Fund, L.P.	Purchases at Cost	Proceeds from Sales	Value 5/31/2015	Dividend Income
Large Cap Fund	$382,746	$(422,308)	$36,555	$190
Large Cap Disciplined Equity Fund	602,846	(733,261)	29,683	243
Large Cap Index Fund	220,668	(289,589)	25,575	244
S&P 500 Index Fund	130,986	(132,069)	12,329	98
Extended Market Index Fund	141,069	(151,435)	42,794	646
Small Cap Fund	202,895	(241,354)	60,495	989
Small Cap II Fund	107,950	(99,096)	29,914	222
Small/Mid Cap Equity Fund	605,001	(659,854)	191,809	1,356
World Equity Ex-US Fund	2,147,574	(2,417,733)	347,865	6,047
Core Fixed Income Fund	2,398,911	(2,549,750)	256,062	370
Emerging Markets Debt Fund	114,870	(112,598)	7,895	32
SEI Daily Income Trust, Prime Obligation
Large Cap Fund	1,096,146	(1,005,553)	118,861	10
Large Cap Diversified Alpha Fund	49,135	(50,434)	3,685	—
Large Cap Disciplined Equity Fund	1,578,984	(1,522,334)	172,335	15
Large Cap Index Fund	334,378	(328,336)	36,002	4
S&P 500 Index Fund	497,108	(460,118)	45,190	4
Extended Market Index Fund	168,579	(163,249)	14,157	2
Small Cap Fund	303,161	(281,505)	38,294	3
Small Cap II Fund	296,143	(287,288)	19,426	1
Small/Mid Cap Equity Fund	1,067,483	(1,038,638)	98,885	9
U.S. Managed Volatility Fund	564,633	(547,310)	58,844	4
World Equity Ex-US Fund	1,383,450	(1,336,483)	159,794	23
Screened World Equity Ex-US Fund	18,181	(19,863)	296	—
Emerging Markets Equity Fund	259,757	(256,957)	—	—
Opportunistic Income Fund	809,173	(771,029)	78,062	8
Core Fixed Income Fund	3,851,463	(3,923,651)	275,149	34
High Yield Bond Fund	1,173,902	(1,157,197)	86,501	10
Long Duration Fund	1,247,026	(1,220,618)	47,931	5
Long Duration Credit Fund	1,615,770	(1,599,467)	50,312	6
Ultra Short Duration Bond Fund	344,783	(343,845)	3,761	1
Limited Duration Bond Fund	644,839	(639,903)	4,936	1
Intermediate Duration Credit Fund	993,110	(967,567)	25,543	2
SEI
Large Cap Index Fund	—	(51)	562	6
Extended Market Index Fund	50,139	(100,689)	667	4

328	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Interfund Lending — The SEC has granted an exemption that permits the Trust to participate in an interfund lending program (“The Program”) with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the “SEI Funds”). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in The Program is voluntary for both borrowing and lending funds. Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (“Repo Rate”), and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings (“Bank Loan Rate”). The Bank Loan Rate will be determined using a formula annually reviewed by the SEI Funds’ Board of Trustees. The interest rate imposed on inter fund loans is the average of the Repo Rate and the Bank Loan Rate.

During the year ended May 31, 2015, the Trust borrowed funds from SEI Liquid Asset Trust Prime Obligation Fund. The amount borrowed, interest paid on the borrowing and the corresponding interest rate were as follows ($ Thousands):

Account Name	Date	Amount Borrowed	Interest Paid	Rate
Large Cap Fund	07/02/2014	$25,500	$—	0.32%
Large Cap Disciplined Equity Fund	06/02/2014	54,165	1	0.22
Large Cap Disciplined Equity Fund	01/02/2015	50,000	—	0.24
Large Cap Disciplined Equity Fund	02/18/2015	22,000	—	0.22
Small Cap Fund	08/01/2014	8,000	—	0.24
Small/Mid Cap Equity Fund	06/02/2014	30,500	—	0.22

At May 31, 2015, the Trust had no outstanding borrowings.

7. CAPITAL SHARE TRANSACTIONS

Capital share transactions for the Funds were as follows (Thousands):

	Large Cap Fund		Large Cap Diversified Alpha Fund		Large Cap Disciplined Equity Fund		Large Cap Index Fund
	2015	2014	2015	2014	2015	2014	2015	2014
Class A:
Shares Issued	22,923	32,418	497	1,926	26,998	33,938	1,846	2,690
Shares Issued In Lieu of Dividends and Distributions	10,902	10,227	241	222	45,065	25,395	908	458
Shares Redeemed	(31,917)	(31,819)	(6,447)	(18,989)	(92,482)	(162,350)	(2,714)	(7,260)
Increase (Decrease) in Net Assets Derived from Class A Transactions	1,908	10,826	(5,709)	(16,841)	(20,419)	(103,017)	40	(4,112)

	S&P 500 Index Fund(2)			Extended Market Index Fund		Small Cap Fund		Small Cap II Fund
	2015		2014	2015	2014	2015	2014	2015	2014
Class A:
Shares Issued	234,645	(1)	83,355	19,886	29,988	3,754	3,374	11,622	11,230
Shares Issued In Lieu of Dividends and Distributions	2,925		243	1,655	549	1,007	305	1,901	2,046
Shares Redeemed	(42,674)		(5,245)	(7,991)	(6,395)	(7,478)	(15,632)	(4,848)	(11,200)
Increase (Decrease) in Net Assets Derived from Class A Transactions	194,896		78,353	13,550	24,142	(2,717)	(11,953)	8,675	2,076

	Small/Mid Cap Equity Fund		U.S. Managed Volatility Fund		World Equity Ex-US Fund		Screened World Equity Ex-US Fund
	2015	2014	2015	2014	2015	2014	2015	2014
Class A:
Shares Issued	13,690	14,441	20,365	15,975	137,907	123,974	1,865	1,770
Shares Issued In Lieu of Dividends and Distributions	18,497	22,382	11,373	8,729	17,907	11,661	102	90
Shares Redeemed	(24,682)	(56,669)	(18,977)	(25,465)	(75,565)	(151,258)	(1,109)	(1,120)
Increase (Decrease) in Net Assets Derived from Class A Transactions	7,505	(19,846)	12,761	(761)	80,249	(15,623)	858	740

	Emerging Markets Equity Fund(3)	Opportunistic Income Fund		Core Fixed Income Fund		High Yield Bond Fund
	2015	2015	2014	2015	2014	2015	2014
Class A:
Shares Issued	61,812	91,373	132,830	150,096	183,435 (1)	71,047	42,553
Shares Issued In Lieu of Dividends and Distributions	70	6,100	3,757	16,690	18,787	19,237	16,744
Shares Redeemed	(2,735)	(60,713)	(31,325)	(199,854)	(256,784)	(41,258)	(56,812)
Increase (Decrease) in Net Assets Derived from Class A Transactions	59,147	36,760	105,262	(33,068)	(54,562)	49,026	2,485

SEI Institutional Investments Trust / Annual Report / May 31, 2015	329

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

May 31, 2015

	Long Duration Fund		Long Duration Credit Fund				Ultra Short Duration Bond Fund		Emerging Markets Debt Fund
	2015	2014	2015		2014		2015	2014	2015	2014
Class A:
Shares Issued	56,339	155,849	136,641	(1)	86,243	(1)	39,520	43,329	59,071	51,153
Shares Issued In Lieu of Dividends and Distributions	21,114	19,446	12,551		12,811		832	575	5,979	5,793
Shares Redeemed	(155,587)	(101,757)	(85,266)		(32,461)		(47,326)	(24,460)	(24,191)	(34,622)
Increase (Decrease) in Net Assets Derived from Class A Transactions	(78,134)	73,538	63,926		66,593		(6,974)	19,444	40,859	22,324

	Real Return Fund		Limited Duration Bond Fund(4)	Intermediate Duration Credit Fund(5)		Dynamic Asset Allocation Fund		Multi-Asset Real Return Fund
	2015	2014	2015	2015		2015	2014	2015	2014
Class A:
Shares Issued	6,116	7,016	69,230	165,014	(1)	25,892	35,745	25,248	52,354
Shares Issued In Lieu of Dividends and Distributions	160	284	285	509		5,216	1,766	1,610	—
Shares Redeemed	(3,703)	(11,700)	(2,521)	(2,655)		(20,816)	(18,988)	(19,286)	(8,423)
Increase (Decrease) in Net Assets Derived from Class A Transactions	2,573	(4,400)	66,994	162,868		10,292	18,523	7,572	43,931

(1)	Includes subscriptions/redemptions as a result of an in-kind transfer of securities (see Note 11).
(2)	Fund commenced operations on December 18, 2013.
(3)	Fund commenced operations on October 31, 2014.
(4)	Fund commenced operations on July 31, 2014.
(5)	Fund commenced operations on March 31, 2015.

8. INVESTMENT TRANSACTIONS

The cost of security purchases and proceeds from the sale and maturities of securities other than temporary cash investments, during the year ended May 31, 2015, were as follows:

	U.S. Gov’t ($ Thousands)	Other ($ Thousands)	Total ($ Thousands)
Large Cap Fund
Purchases	$—	$1,359,445	$1,359,445
Sales	—	1,566,105	1,566,105
Large Cap Diversified Alpha Fund
Purchases	—	119,656	119,656
Sales	—	203,936	203,936
Large Cap Disciplined Equity Fund
Purchases	—	4,987,127	4,987,127
Sales	—	5,874,601	5,874,601
Large Cap Index Fund
Purchases	—	228,547	228,547
Sales	—	336,299	336,299
S&P 500 Index Fund
Purchases	—	2,453,506	2,453,506
Sales	—	271,569	271,569
Extended Market Index Fund
Purchases	—	271,577	271,577
Sales	—	108,319	108,319
Small Cap Fund
Purchases	—	733,750	733,750
Sales	—	812,344	812,344
Small Cap II Fund
Purchases	—	385,015	385,015
Sales	—	303,997	303,997
Small/Mid Cap Fund
Purchases	—	1,703,121	1,703,121
Sales	—	1,862,318	1,862,318

	U.S. Gov’t ($ Thousands)	Other ($ Thousands)	Total ($ Thousands)
U.S. Managed Volatility Fund
Purchases	$—	$787,462	$787,462
Sales	—	745,403	745,403
World Equity Ex-US Fund
Purchases	—	3,776,215	3,776,215
Sales	—	2,991,267	2,991,267
Screened World Equity Ex-US Fund
Purchases	—	58,296	58,296
Sales	—	47,654	47,654
Emerging Markets Equity Fund
Purchases	—	920,196	920,196
Sales	—	349,952	349,952
Opportunistic Income Fund
Purchases	137,407	451,743	589,150
Sales	105,214	383,074	488,288
Core Fixed Income Fund
Purchases	16,290,725	1,901,466	18,192,191
Sales	16,657,593	2,073,096	18,730,689
High Yield Bond Fund
Purchases	—	1,531,024	1,531,024
Sales	—	1,028,476	1,028,476
Long Duration Fund
Purchases	1,838,356	936,358	2,774,714
Sales	2,239,221	1,263,530	3,502,751
Long Duration Credit Fund
Purchases	2,382,182	2,887,963	5,270,145
Sales	2,390,294	2,242,445	4,632,739
Ultra Short Duration Bond Fund
Purchases	244,795	330,232	575,027
Sales	252,783	330,654	583,437
Emerging Markets Debt Fund
Purchases	—	1,578,323	1,578,323
Sales	—	1,210,151	1,210,151

330	SEI Institutional Investments Trust / Annual Report / May 31, 2015

	U.S. Gov’t ($ Thousands)	Other ($ Thousands)	Total ($ Thousands)
Real Return Fund
Purchases	$113,181	$—	$113,181
Sales	86,641	—	86,641
Limited Duration Bond Fund
Purchases	227,332	444,335	671,667
Sales	111,483	63,028	174,511
Intermediate Duration Credit Fund
Purchases	1,550,580	1,674,431	3,225,011
Sales	1,521,311	175,569	1,696,880
Dynamic Asset Allocation Fund
Purchases	—	429,893	429,893
Sales	—	155,248	155,248
Multi-Asset Real Return Fund
Purchases	275,385	336,534	611,919
Sales	247,904	255,443	503,347

9. FEDERAL TAX INFORMATION

It is each Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income (including net capital gains). Accordingly, no provision for Federal income taxes is required.

The Dynamic Asset Allocation and Multi-Asset Real Return Funds have each requested private letter rulings from the Internal Revenue Service (“IRS”) concluding that the income generated from their investment in their respective Subsidiaries, each of which invests in commodity-linked derivatives, will be “qualifying income” for regulated investment company (“RIC”) qualification purposes, regardless of whether actual distributions are made to the Funds by the respective Subsidiary.

In July 2011, the IRS suspended the issuance of private letter rulings regarding the investment by RICs into controlled foreign corporations which principally invest in commodities, such as the Subsidiaries, indicating that it was reconsidering its policies surrounding the issuance of these rulings. The IRS subsequently stated that it intends to issue public guidance regarding the use of controlled foreign corporations by RICs to indirectly invest in commodities. It is unclear whether this guidance will continue to permit or somehow restrict the distributions from controlled foreign corporations to be treated as “qualifying income” for purposes of the RIC qualification rules. As a result, there can be no assurance that the IRS will grant the private letter ruling requested by the Funds. While the private letter ruling request is pending with the IRS, the Dynamic Asset Allocation and Multi-Asset Real Return Funds have secured an opinion of counsel based on customary representations that actual distributions made to the Funds should be treated as “qualifying income.” If the IRS does issue public guidance that results in an adverse determination relating to the treatment of income and gain to the Funds from controlled for-

eign corporations such as the Subsidiaries, the Funds would likely need to significantly change their investment strategies, which could adversely affect such Funds.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences, primarily attributable to different treatment for gains and losses on paydowns of mortgage and asset-backed securities for tax purposes, defaulted bond basis adjustments, reclassification of long term capital gain distributions on Real Estate Investment Trust securities, reclassification of income and expense from swap transactions, basis adjustments for investments in partnerships, and gains and losses on passive foreign investment companies and certain foreign currency related transactions and non taxable in-kind redemption, have been reclassified to/from the following accounts as of May 31, 2015:

	Undistributed Net Investment Income (Loss) ($ Thousands)	Accumulated Realized Gain (Loss) ($ Thousands)	Paid-in Capital ($ Thousands)
Large Cap Fund	$(311)	$311	$—
Large Cap Diversified Alpha Fund	157	(157)	—
Large Cap Disciplined Equity Fund	(262)	262	—
Large Cap Index Fund	164	(164)	—
S&P 500 Index Fund	117	(117)	—
Extended Market Index Fund	137	(137)	—
Small Cap Fund	576	(576)	—
Small Cap II Fund	122	(122)	—
Small/Mid Cap Equity Fund	580	(580)	—
U.S. Managed Volatility Fund	357	(357)	—
World Equity Ex-US Fund	6,874	(6,874)	—
Screened World Equity Ex-US Fund	(56)	56	—
Emerging Markets Equity Fund	532	(532)	—
Opportunistic Income Fund	(881)	(1,308)	2,189
Core Fixed Income Fund	10,375	(10,375)	—
High Yield Bond Fund	(9,231)	9,231	—
Long Duration Fund	(345)	345	—
Long Duration Credit Fund	96	(3,172)	3,076
Ultra Short Duration Bond Fund	1,191	(1,191)	—
Emerging Markets Debt Fund	(40,565)	40,565	—
Real Return Fund	35	(35)	—
Limited Duration Bond Fund	162	(162)	—
Intermediate Duration Credit Fund	159	(30)	(129)
Dynamic Asset Allocation Fund	148,629	(148,629)	—
Multi-Asset Real Return Fund	4,819	(2,774)	(2,045)

These reclassifications have no impact on net assets or net asset value per share.

SEI Institutional Investments Trust / Annual Report / May 31, 2015	331

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

May 31, 2015

The tax character of dividends and distributions paid during the last two years or periods ended May 31, 2015 were as follows:

		Ordinary Income ($ Thousands)	Long-Term Capital Gain ($ Thousands)	Return of Capital ($ Thousands)	Total ($ Thousands)
Large Cap Fund	2015	$59,060	$186,918	$—	$245,978
	2014	69,042	155,872	—	224,914
Large Cap Diversified Alpha Fund	2015	1,987	2,247	—	4,234
	2014	2,968	—	—	2,968
Large Cap Disciplined Equity Fund	2015	123,271	508,968	—	632,239
	2014	70,879	284,707	—	355,586
Large Cap Index Fund	2015	43,351	106,205	—	149,556
	2014	45,418	24,543	—	69,961
S&P 500 Index Fund	2015	32,451	1,115	—	33,566
	2014	2,597	—	—	2,597
Extended Market Index Fund	2015	17,020	4,377	—	21,397
	2014	6,348	302	—	6,650
Small Cap Fund	2015	4,749	17,304	—	22,053
	2014	6,428	—	—	6,428
Small Cap II Fund	2015	5,493	18,511	—	24,004
	2014	15,170	11,533	—	26,703
Small/Mid Cap Equity Fund	2015	56,049	206,547	—	262,596
	2014	118,792	215,732	—	334,524
U.S. Managed Volatility Fund	2015	64,197	102,025	—	166,222
	2014	56,144	63,960	—	120,104
World Equity Ex-US Fund	2015	135,664	82,563	—	218,227
	2014	149,128	—	—	149,128
Screened World Equity Ex-US Fund	2015	1,372	—	—	1,372
	2014	1,227	—	—	1,227
Emerging Markets Equity Fund	2015	668	—	—	668
Opportunistic Income Fund	2015	51,651	—	—	51,651
	2014	31,408	—	—	31,408
Core Fixed Income Fund	2015	181,213	—	—	181,213
	2014	200,834	—	—	200,834
High Yield Bond Fund	2015	148,070	39,852	—	187,922
	2014	149,192	20,664	—	169,856
Long Duration Fund	2015	190,776	8,164	—	198,940
	2014	150,263	17,995	—	168,258
Long Duration Credit Fund	2015	131,283	—	—	131,283
	2014	122,688	—	—	122,688
Ultra Short Duration Bond Fund	2015	8,484	—	—	8,484
	2014	5,851	—	—	5,851
Emerging Markets Debt Fund	2015	62,267	—	—	62,267
	2014	54,928	6,233	—	61,161
Real Return Fund	2015	1,584	—	—	1,584
	2014	2,905	—	—	2,905
Limited Duration Bond Fund	2015	2,937	—	—	2,937
Intermediate Duration Credit Fund	2015	4,969	—	129	5,098
Dynamic Asset Allocation Fund	2015	84,817	—	—	84,817
	2014	24,183	—	—	24,183
Multi-Asset Real Return Fund	2015	12,380	—	2,378	14,758
	2014	—	—	—	—

332	SEI Institutional Investments Trust / Annual Report / May 31, 2015

As of May 31, 2015, the components of distributable earnings/(accumulated losses) were as follows:

	Undistributed Ordinary Income ($ Thousands)	Undistributed Long-Term Capital Gain ($ Thousands)	Capital Loss Carryforwards ($ Thousands)	Post October Losses ($ Thousands)	Late Year Ordinary Losses ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)	Other Temporary Differences ($ Thousands)	Total Distributable Earnings (Accumulated Losses) ($ Thousands)
Large Cap Fund	$5,556	$199,654	$—	$—	$—	$565,175	$—	$770,385
Large Cap Diversified Alpha Fund	1,778	15,827	—	—	—	9,820	(37)	27,388
Large Cap Disciplined Equity Fund	97,273	232,828	—	—	—	635,037	(1,971)	963,167
Large Cap Index Fund	7,598	45,303	—	—	—	853,645	(998)	905,548
S&P 500 Index Fund	13,950	4,236	—	—	—	162,167	(1,552)	178,801
Extended Market Index Fund	3,391	12,929	—	—	—	81,484	(247)	97,557
Small Cap Fund	913	30,448	—	—	—	91,279	(367)	122,273
Small Cap II Fund	2,245	15,996	—	—	—	43,491	(216)	61,516
Small/Mid Cap Equity Fund	22,765	163,024	—	—	—	337,993	(630)	523,152
U.S. Managed Volatility Fund	12,712	61,092	—	—	—	244,765	(1,136)	317,433
World Equity Ex-US Fund	74,372	30,136	—	—	—	850,619	(228)	954,899
Screened World Equity Ex-US Fund	1,076	—	(9,158)	—	—	4,074	4	(4,004)
Emerging Markets Equity Fund	6,150	—	—	—	—	4,574	—	10,724
Opportunistic Income Fund	18,618	—	(51,183)	(4,215)	—	4,592	(235)	(32,423)
Core Fixed Income Fund	83,373	34,771	—	—	—	123,905	(53,450)	188,599
High Yield Bond Fund	29,490	54	—	(5,667)	—	(24,520)	(12,855)	(13,498)
Long Duration Fund	74,586	52,534	—	—	—	185,413	(53,839)	258,694
Long Duration Credit Fund	51,169	28,467	—	—	—	(13,148)	(12,743)	53,745
Ultra Short Duration Bond Fund	711	—	(1,137)	(816)	—	78	(707)	(1,871)
Emerging Markets Debt Fund	5	—	(13,559)	(14,305)	—	(139,794)	(12,231)	(179,884)
Real Return Fund	—	—	(1,505)	—	(846)	(1,746)	(448)	(4,545)
Limited Duration Bond Fund	122	—	—	—	—	817	(75)	864
Intermediate Duration Credit Fund	—	—	—	(1,135)	—	(24,283)	69	(25,349)
Dynamic Asset Allocation Fund	95,912	1,364	—	—	—	481,944	17,653	596,873
Multi-Asset Real Return Fund	—	—	(6,448)	(17,656)	—	(21,595)	(736)	(46,435)

Post-October losses represent losses realized on investment transactions from November 1, 2014 through May 31, 2015 that, in accordance with Federal income tax regulations, the Funds may elect to defer and treat as having arisen in the following fiscal year. For Federal income tax purposes, capital losses incurred in taxable years beginning before December 22, 2010 may be carried forward for a maximum period of eight years and applied against future net capital gains as follows:

	Expires 2017 ($ Thousands)	Expires 2018 ($ Thousands)	Expires 2019 ($ Thousands)	Total Capital Loss Carryforwards May 31, 2015 ($ Thousands)
Screened World Equity Ex-US Fund	$—	$9,158	$—	$9,158
Opportunistic Income Fund	7,753	23,512	19,071	50,336

Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Losses carried forward under these new provisions are as follows:

	Short-Term Loss ($ Thousands)	Long-Term Loss ($ Thousands)	Total * ($ Thousands)
Opportunistic Income Fund	$638	$208	$846
Ultra Short Duration Bond Fund	473	664	1,137
Emerging Markets Debt Fund	13,559	—	13,559
Real Return Fund	—	1,505	1,505
Multi-Asset Real Return Fund	1,047	5,401	6,448

*	This table should be used in conjunction with the capital loss carryforwards table.

SEI Institutional Investments Trust / Annual Report / May 31, 2015	333

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

May 31, 2015

During the fiscal year ended May 31, 2015, the following Funds utilized capital loss carryforwards to offset capital gains:

Amount Utilized ($ Thousands)
Large Cap Diversified Alpha Fund	$1,702
Small Cap Fund	4,081
World Equity Ex-US Fund	43,388
Screened World Equity Ex-US Fund	3,582
Core Fixed Income Fund	9,478
Long Duration Credit Fund	21,930
Dynamic Asset Allocation Fund	353
Multi-Asset Real Return Fund	1,141

For Federal income tax purposes, the cost of securities owned at May 31, 2015, and the net realized gains or losses on securities sold for the period were not materially different from amounts reported for financial reporting purposes. These differences are primarily due to investments in partnerships, passive foreign investment companies, defaulted bond and wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The aggregate gross unrealized appreciation and depreciation on total investments held by the Funds at May 31, 2015, was as follows:

	Federal Tax Cost ($ Thousands)	Appreciated Securities ($ Thousands)	Depreciated Securities ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Large Cap Fund	$1,872,338	$620,609	$(55,434)	$565,175
Large Cap Diversified Alpha Fund	54,445	11,261	(1,478)	9,783
Large Cap Disciplined Equity Fund	3,617,767	722,748	(89,670)	633,078
Large Cap Index Fund	1,145,178	887,960	(35,313)	852,647
S&P 500 Index Fund	3,036,474	252,626	(92,012)	160,614
Extended Market Index Fund	698,884	118,914	(37,677)	81,237
Small Cap Fund	651,898	121,437	(30,525)	90,912
Small Cap II Fund	362,749	54,801	(11,526)	43,275
Small/Mid Cap Equity Fund	1,734,728	377,895	(40,531)	337,364
U.S. Managed Volatility Fund	1,181,355	263,463	(19,819)	243,644
World Equity Ex-US Fund	7,096,758	1,202,784	(352,747)	850,037
Screened World Equity Ex-US Fund	78,381	9,791	(5,701)	4,090
Emerging Markets Equity Fund	583,492	36,046	(31,452)	4,594
Opportunistic Income Fund	2,101,825	19,460	(14,925)	4,535
Core Fixed Income Fund	6,169,825	184,111	(62,103)	122,008
High Yield Bond Fund	2,547,014	46,754	(71,184)	(24,430)
Long Duration Fund	3,169,367	218,627	(33,419)	185,208
Long Duration Credit Fund	3,441,496	63,975	(77,348)	(13,373)
Ultra Short Duration Bond Fund	674,778	2,037	(1,930)	107
Emerging Markets Debt Fund	1,930,671	30,582	(175,006)	(144,424)
Real Return Fund	229,740	800	(2,546)	(1,746)
Limited Duration Bond Fund	563,155	1,311	(494)	817
Intermediate Duration Credit Fund	1,607,123	1,906	(25,934)	(24,028)
Dynamic Asset Allocation Fund	1,505,265	516,056	(33,001)	483,055
Multi-Asset Real Return Fund	852,606	23,694	(10,675)	13,019

Management has analyzed the Funds’ tax positions taken on Federal income tax returns for all open tax years and has concluded that as of May 31, 2015, no provision for income tax would be required in the Funds’ financial statements. The Funds’ Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

10. CONCENTRATION/RISKS

In the normal course of business, the Trust enters into contracts that provide general indemnifications by the Trust to the counterparty to the contract. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Trust and, therefore, cannot be estimated; however, Management believes that, based on experience, the risk of loss from such claims is considered remote.

The market values of the Core Fixed Income, High Yield Bond, Long Duration, Long Duration Credit, Ultra Short Duration Bond, Limited Duration Bond, Intermediate Duration Credit and Multi-Asset Real Return Funds’ investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating agencies in the ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments.

The World Equity Ex-US, Screened World Equity Ex-US, Emerging Markets Equity and Emerging Markets Debt Funds concentrate their investments in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

The following descriptions provide additional information about some of the risks of investing in the Funds:

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

Bank Loans Risk — With respect to bank loans, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. The Fund may also have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

334	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Currency Risk — To the extent a Fund takes positions in currencies, it will be subject to the risk that currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention

(or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Fixed Income Market Risk — The prices of a Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government Securities, in which the Fund invests. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Leverage Risk — Certain Fund transactions, such as derivatives or reverse repurchase agreements, may give rise to a form of leverage. The use of leverage can amplify the effects of market volatility on the Funds’ share price and make the Funds’ returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds’ portfolio securities. The use of leverage may also cause the Funds to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Please refer to each Fund’s current prospectus for additional disclosure regarding the risks associated with investing in the Funds. The foregoing is not intended to be a complete discussion of the risks associated with the investment strategies of the Funds.

11. IN-KIND TRANSFERS OF SECURITIES

During the year ended May 31, 2015, the S&P 500 Index, Long Duration Credit and Intermediate Duration Credit Funds issued shares of beneficial interest in exchange for securities. These securities were transferred at their fair value on the date of such transactions.

	Shares Issued (Thousands)	Value ($ Thousands)	Gain (Loss) ($ Thousands)
S&P 500 Index Fund
10/31/2014	73,459	$821,276	$—
12/30/2014	70,090	806,037	—
02/27/2015	7,008	81,779	—
03/31/2015	418	4,800	—
04/30/2015	3,574	41,249	—
Long Duration Credit Fund
04/30/2015	8,812	91,729	—
Intermediate Duration Credit Fund
04/30/2015	1,153	11,402	—

During the year ended May 31, 2014, the Core Fixed Income and Long Duration Credit Funds issued shares of beneficial interest in exchange for securities. These securities were transferred at their fair value on the date of such transactions.

	Shares Issued (Thousands)	Value ($ Thousands)	Gain (Loss) ($ Thousands)
Core Fixed Income Fund
08/30/2013	2,827	$28,973	$—
Long Duration Credit Fund
01/09/2014	9,745	91,703	—
02/19/2014	1,369	13,171	—

12. SECURITIES LENDING

To the extent consistent with its Investment Objective and Strategies, a Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Trust’s Board of Trustees. These loans may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). No Fund will lend portfolio securities to its Adviser, sub-adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash. Collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking-to-market daily, although the borrower will be required to deliver collateral between 102% and 105% of the market value of borrowed securities for domestic and foreign securities, respectively. However, due to market fluctuations during the day, the value of securities loaned on a particular day may, during the course of the day, exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity.

Income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent. Lending securities involves certain risks, including the risk that the Fund may be delayed or prevented from recovering the collateral if the borrower fails to return the securities.

SEI Institutional Investments Trust / Annual Report / May 31, 2015	335

Notes to Financial Statements/Consolidated Notes to Financial Statements (Concluded)

May 31, 2015

Cash collateral received in connection with securities lending is invested in short-term investments by the lending agent. These investments may include the SEI Liquidity Fund, L.P., and the Fund bears all of the gains and losses on such investment. There is no guarantee that these investments will not lose value.

The following is a summary of securities lending agreements held by certain Funds which would be subject to offset as of May 31, 2015 (in $Thousands):

Fund	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Large Cap Fund	$35,431	$35,431	$—
Large Cap Disciplined Equity Fund	28,661	28,661	—
Large Cap Index Fund	24,808	24,808	—
S&P 500 Index Fund	11,973	11,973	—
Extended Market Index Fund	41,297	41,297	—
Small Cap Fund	58,596	58,596	—
Small Cap II Fund	28,796	28,796	—
Small/Mid Cap Equity Fund	186,581	186,581	—
World Equity Ex-US Fund	326,306	326,306	—
Core Fixed Income Fund	250,380	250,380	—
Emerging Markets Debt Fund	7,567	7,567	—

(1)	Excess collateral received in connection with the above securities lending transactions is not shown for financial reporting purposes. See each Fund’s Summary Schedule of Investments or Schedule of Investments for the total collateral received.

13. SUBSEQUENT EVENTS

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosure and/or adjustments were required to the financial statements as of May 31, 2015.

336	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

SEI Institutional Investments Trust:

We have audited the accompanying statements of assets and liabilities, including the summary schedules of investments, of the Large Cap Fund, Large Cap Diversified Alpha Fund, Large Cap Disciplined Equity Fund, Large Cap Index Fund, S&P 500 Index Fund, Extended Market Index Fund, Small Cap Fund, Small Cap II Fund, Small/Mid Cap Equity Fund, U.S. Managed Volatility Fund, World Equity Ex-US Fund, Screened World Equity Ex-US Fund and Emerging Markets Equity Fund and the statements of assets and liabilities, including the schedules of investments, of the Opportunistic Income Fund, Core Fixed Income Fund, High Yield Bond Fund, Long Duration Fund, Long Duration Credit Fund (formerly, Long Duration Corporate Bond Fund), Ultra Short Duration Bond Fund, Emerging Markets Debt Fund, Real Return Fund, Limited Duration Bond Fund and Intermediate Duration Credit Fund (twenty-three of the twenty-five funds comprising the SEI Institutional Investments Trust (the Trust)), as of May 31, 2015, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. We have also audited the accompanying consolidated statement of assets and liabilities, including the consolidated summary schedule of investments of the Dynamic Asset Allocation Fund and the consolidated statement of assets and liabilities, including the consolidated schedule of investments, of the Multi-Asset Real Return Fund, as of May 31, 2015 (two of the twenty-five funds comprising the Trust), and the related consolidated statements of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, the consolidated statement of cash flows for the year then ended for the Multi-Asset Real Return Fund, and the consolidated financial highlights for each of the years or periods in the five-year period then ended. These financial statements and consolidated financial statements and financial highlights and consolidated financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and consolidated financial statements and financial highlights and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2015, by correspondence with custodians and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and consolidated financial statements and financial highlights and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds comprising the SEI Institutional Investments Trust as of May 31, 2015, the results of their operations, the changes in their net assets, their cash flows, and the financial highlights for each of the years or periods described in the first paragraph, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

July 30, 2015

SEI Institutional Investments Trust / Annual Report / May 31, 2015	337

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

The following chart lists Trustees and Officers as of May 31, 2015.

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of portfolios in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-342-5734.

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
INTERESTED TRUSTEES
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 68 yrs. old	Chairman of the Board of Trustees*	since 1982	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	99	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Director of SEI Global Master Fund, plc, SEI Global Assets Fund, plc, SEI Global Investments Fund, plc, SEI Investments Global, Limited, SEI Investments — Global Fund Services, Limited, SEI Investments (Europe), Limited, SEI Global Nominee Ltd., SEI Structured Credit Fund, L.P.
William M. Doran One Freedom Valley Drive Oaks, PA 19456 74 yrs. old	Trustee*	since 1982	Self-employed consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI, SIMC, the Administrator and the Distributor. Secretary of SEI since 1978.	99	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Director of SEI since 1974. Director of the Distributor since 2003. Director of SEI Investments — Global Fund Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia), SEI Global Nominee Ltd., Limited and SEI Asset Korea Co., Ltd.
TRUSTEES
George J. Sullivan, Jr. One Freedom Valley Drive Oaks, PA 19456 72 yrs. old	Trustee	since 1996	Retired since January 2012. Self- Employed Consultant, Newfound Consultants Inc. since April 1997- December 2011.	99	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, State Street Navigator Securities Lending Trust, and SEI Structured Credit Fund, L.P., member of the independent review committee for SEI’s Canadian-registered mutual funds.

*	Messrs. Nesher and Doran are Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.
[1]

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

[2]

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds and SEI Catholic Values Trust.

338	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
TRUSTEES (continued)
Nina Lesavoy One Freedom Valley Drive Oaks, PA 19456 57 yrs. old	Trustee	since 2003	Founder and Managing Director, Avec Capital since 2008. Managing Director, Cue Capital from March 2002-March 2008.	99	Director of SEI Structured Credit Fund, L.P.
James M. Williams One Freedom Valley Drive Oaks, PA 19456 67 yrs. old	Trustee	since 2004	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002.	99	Trustee/Director of Ariel Mutual Funds, and SEI Strucured Credit Fund, L.P.
Mitchell A. Johnson One Freedom Valley Drive Oaks, PA 19456 73 yrs. old	Trustee	Since 2007	Private Investor since 1994.	99	Trustee of the Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, and Bishop Street Funds
Hubert L. Harris, Jr. One Freedom Valley Drive Oaks, PA 19456 71 yrs. old	Trustee	since 2008	Retired since December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., 1997-December 2005. Chief Executive Officer, INVESCO North America, September 2003-December 2005.	99	Director of Colonial BancGroup, Inc. and St. Joseph’s Translational Research Institute; Chair of the Board of Trustees, Georgia Tech Foundation, Inc. (nonprofit corporation); Board of Councilors of the Carter Center.
OFFICERS
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 68 yrs. old	President and CEO	since 2005	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A
Arthur Ramanjulu One Freedom Valley Drive Oaks, PA 19456 51 yrs. old	Controller and Chief Financial Officer	since 2015	Director, Funds Accounting, SEI Investments Global Funds Services (March 2015); Senior Manager, Funds Accounting, SEI Global Funds Services (March 2007 to February 2015).	N/A	N/A
Russell Emery One Freedom Valley Drive Oaks, PA 19456 52 yrs. old	Chief Compliance Officer	since 2006	Chief Compliance Officer of SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Institutional Investments Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, and Bishop Street Funds, since March 2006. Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of Adviser Managed Trust since December 2010. Chief Compliance Officer of New Covenant Funds since February 2012. Chief Compliance Officer of SEI Insurance Products Trust since 2013. Chief Compliance Officer of SEI Catholic Values Trust since 2015.	N/A	N/A
Timothy D. Barto One Freedom Valley Drive Oaks, PA 19456 47 yrs. old	Vice President and Secretary	since 2002	General Counsel, Vice President and Secretary of SIMC and the Administrator since 2004. Vice President and Assistant Secretary of SEI since 2001. Vice President of SIMC and the Administrator since 1999.	N/A	N/A

SEI Institutional Investments Trust / Annual Report / May 31, 2015	339

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
OFFICERS (continued)
Aaron Buser One Freedom Valley Drive Oaks, PA 19456 44 yrs. old	Vice President and Assistant Secretary	since 2008	Vice President and Assistant Secretary of SIMC since 2007. Associate at Stark & Stark (2004-2007).	N/A	N/A
David F. McCann One Freedom Valley Drive Oaks, PA 19456 39 yrs. old	Vice President and Assistant Secretary	since 2009	Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP (law firm), May 2005-October 2008. Attorney, Pepper Hamilton, LLP (law firm), September 2001-May 2005.	N/A	N/A
Stephen G. MacRae One Freedom Valley Drive Oaks, PA 19456 47 yrs. old	Vice President	since 2012	Director of Global Investment Product Management, January 2004 to present.	N/A	N/A
Bridget E. Sudall One Freedom Valley Drive Oaks, PA 19456 35 yrs. old	Anti-Money Laundering Compliance Officer and Privacy Officer	Since 2015	Anti-Money Laundering Compliance Officer and Privacy Officer since 2015. Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, April 2011 to March 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, July 2007 to April 2011.	N/A	N/A

[1]

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

[2]

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds and SEI Catholic Values Trust.

340	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Disclosure of Fund Expenses (Unaudited)

May 31, 2015

All mutual funds have operating expenses. As a shareholder of a fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the fund’s average net assets; this percentage is known as the fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (December 1, 2014 through May 31, 2015).

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown do not apply to your specific investment.

	Beginning Account Value 12/1/2014	Ending Account Value 5/31/2015	Annualized Expense Ratios	Expense Paid During Period*
Large Cap Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,041.80	0.20%	$1.02
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,023.93	0.20%	$1.01
Large Cap Diversified Alpha Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,042.50	0.24%	$1.22
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,023.73	0.24%	$1.21
Large Cap Disciplined Equity Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,039.00	0.19%	$0.97
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,023.98	0.19%	$0.96
Large Cap Index Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,034.10	0.03%	$0.15
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,024.78	0.03%	$0.15

	Beginning Account Value 12/1/2014	Ending Account Value 5/31/2015	Annualized Expense Ratios	Expense Paid During Period*
S&P 500 Index Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,029.30	0.04%	$0.20
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,024.73	0.04%	$0.20
Exented Market Index Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,063.70	0.06%	$0.31
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,024.63	0.06%	$0.30
Small Cap Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,055.00	0.48%	$2.46
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,022.54	0.48%	$2.42
Small Cap II Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,071.40	0.47%	$2.43
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,022.59	0.47%	$2.37

SEI Institutional Investments Trust / Annual Report / May 31, 2015	341

Disclosure of Fund Expenses (Unaudited) (Concluded)

May 31, 2015

	Beginning Account Value 12/1/2014	Ending Account Value 5/31/2015	Annualized Expense Ratios	Expense Paid During Period*
Small/Mid Cap Equity Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,057.90	0.47%	$2.41
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,022.59	0.47%	$2.37
U.S. Managed Volatility Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,035.30	0.24%	$1.22
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,023.73	0.24%	$1.21
World Equity Ex-US Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,041.90	0.33%	$1.68
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,023.29	0.33%	$1.66
Screened World Equity Ex-US Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,030.40	0.34%	$1.72
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,023.24	0.34%	$1.72
Emerging Markets Equity Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,013.50	0.64%	$3.21
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,021.74	0.64%	$3.23
Opportunistic Income Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,010.90	0.26%	$1.30
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,023.64	0.26%	$1.31
Core Fixed Income Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,015.20	0.13%	$0.65
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,024.28	0.13%	$0.66
High Yield Bond Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,030.40	0.30%	$1.52
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,023.44	0.30%	$1.51
Long Duration Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,008.50	0.15%	$0.75
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,024.18	0.15%	$0.76
Long Duration Credit Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,001.70	0.15%	$0.75
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,024.18	0.15%	$0.76
Ultra Short Duration Bond Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,004.90	0.12%	$0.60
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,024.33	0.12%	$0.61
Emerging Markets Debt Fund
Actual Fund Return
Class A Shares	$1,000.00	$960.90	0.40%	$1.96
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,022.94	0.40%	$2.02
Real Return Fund
Actual Fund Return
Class A Shares	$1,000.00	$996.90	0.08%	$0.40
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,024.53	0.08%	$0.40

	Beginning Account Value 12/1/2014	Ending Account Value 5/31/2015	Annualized Expense Ratios	Expense Paid During Period*
Limited Duration Bond Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,005.80	0.14%	$0.70
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,024.23	0.14%	$0.71
Intermediate Duration Credit Fund (Commenced 3/31/15)
Actual Fund Return
Class A Shares	$1,000.00	$985.40	0.20%	$0.33	**
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,023.93	0.20%	$1.01	*
Dynamic Asset Allocation Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,083.00	0.08%	$0.42
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,024.53	0.08%	$0.40
Multi-Asset Real Return Fund
Actual Fund Return
Class A Shares	$1,000.00	$992.10	0.32%	$1.59
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,023.34	0.32%	$1.61

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

**	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 61/365 (to reflect the period since inception to period end).

342	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Board of Trustees Considerations in Approving the Advisory and Sub-Advisory Agreements (Unaudited)

SEI Institutional Investments Trust (the “Trust”) and SEI Investments Management Corporation (“SIMC”) have entered into an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, SIMC is responsible for the investment advisory services provided to the series of the Trust (the “Funds”). Pursuant to separate sub-advisory agreements with SIMC (the “Sub-Advisory Agreements” and, together with the Advisory Agreement, the “Investment Advisory Agreements”), and under the supervision of SIMC and the Trust’s Board of Trustees (the “Board”), the sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) provide security selection and certain other advisory services with respect to all or a discrete portion of the assets of the Funds. The Sub-Advisers are also responsible for managing their employees who provide services to these Funds. The Sub-Advisers are selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively the Sub-Advisers’ skills and investment results in managing assets for specific asset classes, investment styles and strategies.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the initial approval of, as well as the continuation of, the Funds’ Investment Advisory Agreements must be specifically approved: (i) by the vote of the Board or by a vote of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreements or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval(s). In connection with their consideration of such approval(s), the Funds’ Trustees must request and evaluate, and SIMC and the Sub-Advisers are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an Investment Advisory Agreement.

Consistent with these responsibilities, the Board calls and holds meetings each year to consider whether to approve new and/or renew existing Investment Advisory Agreements between the Trust and SIMC and SIMC and the Sub-Advisers with respect to the Funds of the Trust. In preparation for these meetings, the Board requests and reviews a wide variety of materials provided by SIMC and the Sub-Advisers, including information about SIMC’s and the Sub-Advisers’ affiliates, personnel and operations and the services provided pursuant to the Investment Advisory Agreements. The Board also receives data from third parties. This information is provided in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from counsel regarding the responsibilities of Trustees in connection with their consideration of whether to approve the Trust’s Investment Advisory Agreements. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive sessions outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC and the Sub-Advisers.

Specifically, during the course of the Trust’s fiscal year, the Board requested and received written materials from SIMC and the Sub-Advisers regarding: (i) the quality of SIMC’s and the Sub-Advisers’ investment management and other services; (ii) SIMC’s and the Sub-Advisers’ investment management personnel; (iii) SIMC’s and the Sub-Advisers’ operations and financial condition; (iv) SIMC’s and the Sub-Advisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the level of the advisory fees that SIMC charges the Funds and the level of the sub-advisory fees that SIMC pays the Sub-Advisers, compared with fees each charge to comparable accounts; (vi) the advisory fees charged by SIMC and the Funds’ overall fees and operating expenses compared with peer groups of mutual funds prepared by Lipper, an independent provider of investment company data; (vii) the level of SIMC’s and the Sub-Advisers’ profitability from their Fund-related operations; (viii) SIMC’s and the Sub-Advisers’ compliance program, including a description of material compliance matters and material compliance violations; (ix) SIMC’s potential economies of scale; (x) SIMC’s and the Sub-Advisers’ policies on and compliance procedures for personal securities transactions; (xi) SIMC’s and the Sub-Advisers’ expertise and resources in domestic and/or international financial markets; and (xii) the Funds’ performance over various periods of time compared with peer groups of mutual funds prepared by Lipper and the Funds’ benchmark indices.

SEI Institutional Investments Trust / Annual Report / May 31, 2015	343

Board of Trustees Considerations in Approving the Advisory and Sub-Advisory Agreements (Unaudited) (Continued)

At the March 24, 2015 meeting of the Board of Trustees, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement. Also, each Sub-Advisory Agreement (other than certain of those operating under an initial two-year term) was either initially approved or, if the Sub-Advisory Agreement was already in effect, renewed at a meeting of the Board of Trustees during the course of the Trust’s fiscal year. During the Trust’s fiscal year, the Board met for in-person meetings on June 24, 2014, September 15, 2014, December 9, 2014 and March 24, 2015. In each case, the Board’s approvals were based on its consideration and evaluation of the factors described above, as discussed at the meetings and at prior meetings. The following discusses some, but not all, of the factors that were considered by the Board in connection with its assessment of the Investment Advisory Agreements.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC’s and each Sub-Adviser’s personnel, experience, track record and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds were sufficient to support renewal of the Investment Advisory Agreements. In addition to advisory services, the Board considered the nature and quality of certain administrative, transfer agency and other non-investment advisory services provided to the Funds by SIMC and/or its affiliates.

Performance. In determining whether to renew SIMC’s Advisory Agreement, the Trustees considered the Funds’ performance relative to their peer groups and appropriate indices/benchmarks. The Trustees reviewed performance information for each Fund, noting that they receive performance reports that permit them to monitor each Fund’s performance at board meetings throughout the year. As part of this review, the Trustees considered the composition of each peer group and selection criteria. In assessing Fund performance, the Trustees considered a report compiled by Lipper, an independent third-party, which was engaged to prepare an assessment of the Funds in connection with the renewal of the Advisory Agreement (the “Lipper Report”). The Lipper Report included metrics on risk analysis, volatility versus total return, net total return and performance consistency for the Funds and a universe of comparable funds. Based on the materials considered and discussed at the meetings, the Trustees found Fund performance satisfactory, or, where performance was materially below the benchmark and/or peer group, the Trustees were satisfied of the reasons provided to explain such performance. In connection with the approval or renewal of Sub-Advisory Agreements, the Board considered the performance of the Sub-Adviser relative to appropriate indices/benchmarks. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds was sufficient to support renewal of SIMC’s Advisory Agreement, and the performance of each Sub-Adviser was sufficient to support approval or renewal of the Sub-Advisory Agreement.

Fees. With respect to the Funds’ expenses under the Investment Advisory Agreements, the Trustees considered the rate of compensation called for by the Investment Advisory Agreements and the Funds’ net operating expense ratio in comparison to those of the Funds’ respective peer groups. In assessing Fund expenses, the Trustees considered the information in the Lipper Report, which included various metrics related to fund expenses, including, but not limited to, contractual management fees at various fee levels, actual management fees, and actual total expenses (including underlying fund expenses) for the Funds and a universe of comparable funds. Based on the materials considered and discussion at the meetings, the Trustees further determined that fees were either shown to be below the peer average in the comparative fee analysis, or that there was a reasonable basis for the fee level. The Trustees also considered the effects of SIMC’s voluntary waiver of management and other fees to prevent total Fund expenses from exceeding a specified cap and concluded that SIMC, through waivers, has maintained the Funds’ net operating expenses at competitive levels for its distribution channels. In determining the appropriateness of fees, the Board also took into consideration the impact of fees incurred indirectly by the Funds as a result of investments into underlying funds, including funds from which SIMC or its affiliates earn fees. The Board also took into consideration compensation earned from the Funds by SIMC or its affiliates for non-advisory services, such as administration, transfer agency, shareholder services or brokerage, and considered whether SIMC and its affiliates may have realized other benefits from their

344	SEI Institutional Investments Trust / Annual Report / May 31, 2015

relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements. When considering fees paid to Sub-Advisers, the Board took into account the fact that the Sub-Advisers are compensated by SIMC and not by the Funds directly, and that such compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported renewal of the Investment Advisory Agreements. The Board also considered whether the Sub-Advisers and their affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements.

Profitability. With regard to profitability, the Trustees considered compensation flowing to SIMC and the Sub-Advisers and their affiliates, directly or indirectly. The Trustees considered whether the levels of compensation and profitability were reasonable. As with the fee levels, when considering the profitability of the Sub-Advisers, the Board took into account the fact that compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. In connection with the approval or renewal of each Sub-Advisory Agreement, the Board also took into consideration the impact that the fees paid to the Sub-Adviser have on SIMC’s advisory fee margin and profitability. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of each of SIMC and the Sub-Advisers is reasonable and supported renewal of the Investment Advisory Agreements.

Economies of Scale. With respect to the Advisory Agreement, the Trustees considered whether any economies of scale were being realized by SIMC and their affiliates and, if so, whether the benefits of such economies of scale were passed along to the Funds’ shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board determined that the fees were reasonable in light of the information that was provided by SIMC with respect to economies of scale.

Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously approved the approval or renewal, as applicable, of the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

SEI Institutional Investments Trust / Annual Report / May 31, 2015	345

Shareholder Voting Results (Unaudited)

At a special meeting held on April 9, 2015, the shareholders of the SIIT Long Duration Fund (the “Fund”), voted on the proposals listed below. The results of the voting were as follows:

Proposal 1: To approve a change in the Fund’s investment goal from “Return characteristics similar to those of high quality corporate bonds, with a duration range of between nine and fourteen years” to “Return characteristics similar to those of high quality bonds.”

Long Duration Fund
	Number of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	238,012,692.447	56.58%	100.00%
Against	0	0.00%	0.00%
Abstain	0	0.00%	0.00%

Total	238,012,692.447	56.58%	100.00%

Proposal 2: To approve reclassification of the Fund’s investment goal from “fundamental” to “non-fundamental.”

Long Duration Fund
	Number of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	238,012,692.447	56.58%	100.00%
Against	0	0.00%	0.00%
Abstain	0	0.00%	0.00%

Total	238,012,692.447	56.58%	100.00%

346	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Notice to Shareholders (Unaudited)

For shareholders who do not have a May 31, 2015, taxable year end, this notice is for informational purposes only. For shareholders with a May 31, 2015, taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended May 31, 2015, the Funds are designating long term and qualifying dividend income with regard to distributions paid during the year as follows:

	(A) Long Term Capital Gains Distributions (Tax Basis)	(B) Return of Capital (Tax Basis)	(C) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)	(D) Dividends Qualifying for Corporate Dividends Rec. Deduction (1)
Large Cap Fund	75.99%	0.00%	24.01%	100.00%	65.37%
Large Cap Diversified Alpha Fund	53.08%	0.00%	46.92%	100.00%	49.05%
Large Cap Disciplined Equity Fund	80.50%	0.00%	19.50%	100.00%	39.31%
Large Cap Index Fund	71.01%	0.00%	28.99%	100.00%	80.50%
S&P 500 Index Fund	3.32%	0.00%	96.68%	100.00%	85.06%
Extended Market Index Fund	20.45%	0.00%	79.55%	100.00%	32.91%
Small Cap Fund	78.47%	0.00%	21.53%	100.00%	95.24%
Small Cap II Fund	77.12%	0.00%	22.88%	100.00%	23.15%
Small/Mid Cap Equity Fund	78.66%	0.00%	21.34%	100.00%	21.07%
U.S. Managed Volatility Fund	61.38%	0.00%	38.62%	100.00%	48.27%
World Equity Ex-US Fund (6)	36.75%	0.00%	63.25%	100.00%	0.00%
Screened World Equity Ex-US Fund (7)	0.00%	0.00%	100.00%	100.00%	0.00%
Emerging Markets Equity Fund (8)	0.00%	0.00%	100.00%	100.00%	2.41%
Opportunistic Income Fund	0.00%	0.00%	100.00%	100.00%	0.39%
Core Fixed Income Fund	0.00%	0.00%	100.00%	100.00%	0.00%
High Yield Bond Fund	21.40%	0.00%	78.60%	100.00%	0.00%
Long Duration Fund	4.05%	0.00%	95.95%	100.00%	0.00%
Long Duration Credit Fund	0.00%	0.00%	100.00%	100.00%	0.00%
Ultra Short Duration Bond Fund	0.00%	0.00%	100.00%	100.00%	0.00%
Emerging Markets Debt Fund	0.00%	0.00%	100.00%	100.00%	0.00%
Real Return Fund	0.00%	0.00%	100.00%	100.00%	0.00%
Limited Duration Bond Fund	0.00%	0.00%	100.00%	100.00%	0.00%
Intermediate Duration Credit Fund	0.00%	0.00%	100.00%	100.00%	0.00%
Dynamic Asset Allocation Fund	0.00%	0.00%	100.00%	100.00%	20.70%
Multi-Asset Real Return Fund	0.00%	16.11%	83.89%	100.00%	30.31%

	(E) Qualifying Dividend Income (15% Tax Rate for QDI) (2)	(F) U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gain Dividends (5)
Large Cap Fund	66.99%	0.00%	0.00%	100.00%
Large Cap Diversified Alpha Fund	52.01%	0.00%	0.00%	100.00%
Large Cap Disciplined Equity Fund	39.36%	0.00%	0.00%	100.00%
Large Cap Index Fund	81.82%	0.00%	0.00%	100.00%
S&P 500 Index Fund	85.60%	0.00%	0.00%	100.00%
Extended Market Index Fund	34.19%	0.00%	0.00%	100.00%
Small Cap Fund	97.52%	0.01%	0.01%	0.00%
Small Cap II Fund	23.07%	0.01%	0.01%	100.00%
Small/Mid Cap Equity Fund	21.73%	0.00%	0.00%	100.00%
U.S. Managed Volatility Fund	51.72%	0.00%	0.00%	100.00%
World Equity Ex-US Fund (6)	83.45%	0.00%	0.02%	0.00%
Screened World Equity Ex-US Fund (7)	99.11%	0.00%	0.16%	0.00%
Emerging Markets Equity Fund (8)	55.81%	0.00%	6.57%	0.00%
Opportunistic Income Fund	0.39%	0.50%	95.61%	0.00%
Core Fixed Income Fund	0.00%	16.27%	67.00%	100.00%
High Yield Bond Fund	0.00%	0.00%	88.11%	100.00%
Long Duration Fund	0.00%	12.37%	64.47%	100.00%
Long Duration Credit Fund	0.00%	1.75%	79.27%	0.00%
Ultra Short Duration Bond Fund	0.00%	1.09%	99.97%	0.00%
Emerging Markets Debt Fund	0.00%	0.00%	0.00%	0.00%
Real Return Fund	0.00%	0.00%	0.00%	0.00%
Limited Duration Bond Fund	0.00%	13.02%	95.38%	100.00%
Intermediate Duration Credit Fund	0.00%	6.15%	99.96%	0.00%
Dynamic Asset Allocation Fund	20.93%	0.00%	0.00%	0.00%
Multi-Asset Real Return Fund	34.17%	0.00%	19.94%	0.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” is reflected as a percentage of “Ordinary Income Distributions.” It is the intention of each of the aforementioned funds to designate the maximum amount permitted by the law. The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2015. Complete information will be computed and reported in conjunction with your 2015 Form 1099-DIV.

SEI Institutional Investments Trust / Annual Report / May 31, 2015	347

Notice to Shareholders (Unaudited) (Concluded)

(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Interest Related Dividend” is reflected as a percentage of ordinary income distribution. Interest related dividends are exempted from U.S. withholding tax when paid to foreign investors.

(5)	The percentage of this column represents the amount of “Short Term Capital Gain Dividend” is reflected as a percentage of short term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

(6)	The Fund intends to pass through a foreign tax credit to shareholders. For fiscal year ended 2015, the total amount of foreign source income is $140,434,227. The total amount of foreign tax to be paid is $6,447,960. Your allocable share of the foreign tax credit will be reported on Form 1099 DIV.

(7)	The Fund intends to pass through a foreign tax credit to shareholders. For fiscal year ended 2015, the total amount of foreign source income is $1,749,476. The total amount of foreign tax paid is $144,256. Your allocable share of the foreign tax credit will be reported on Form 1099 DIV.

(8)	The Fund intends to pass through a foreign tax credit to shareholders. For fiscal year ended 2015, the total amount of foreign source income is $4,836,753. The total amount of foreign tax to be paid is $441,449. Your allocable share of the foreign tax credit will be reported on Form 1099 DIV.

Items (A), (B) and (C) are based on the percentage of each Fund’s total distribution.

Items (D) and (E) are based on the percentage of ordinary income distributions of each Fund. Item (F) is based on the percentage of gross income of each Fund.

Please consult your tax adviser for proper treatment of this information. This notification should be kept with your permanent tax records.

348	SEI Institutional Investments Trust / Annual Report / May 31, 2015

SEI INSTITUTIONAL INVESTMENTS TRUST ANNUAL REPORT MAY 31, 2015

Robert A. Nesher, Chairman

Trustees

William M. Doran

George J. Sullivan, Jr.

Nina Lesavoy

James M. Williams

Mitchell A. Johnson

Hubert L. Harris, Jr.

Officers

Robert A. Nesher

President and Chief Executive Officer

Arthur Ramanjulu

Controller and Chief Financial Officer

Russell Emery

Chief Compliance Officer

Timothy D. Barto

Vice President, Secretary

Aaron Buser

Vice President, Assistant Secretary

David F. McCann

Vice President, Assistant Secretary

Stephen G. MacRae

Vice President

Bridget E. Sudall

Anti-Money Laundering Compliance Officer

Privacy Officer

Investment Adviser

SEI Investments Management Corporation

Administrator

SEI Investments Global Funds Services

Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm

KPMG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

For more information call

1.800.DIAL.SEI

(1.800.342.5734)

1 Freedom Valley Drive, P.O. Box 1100, Oaks, PA 19456

SEI-F-140 (5/15)

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s Board of Trustees has determined that the Registrant has at least two audit committee financial experts serving on the audit committee.

(a) (2) The audit committee financial experts are George J. Sullivan, Jr. and Hubert L. Harris, Jr. Messrs. Sullivan and Harris are independent as defined in Form N-CSR Item 3 (a) (2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the fiscal years 2015 and 2014 as follows:

		Fiscal Year 2015			Fiscal Year 2014
		All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$814,500	$0	N/A	$693,000	$0	N/A
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees(3)	$0	$0	$0	$0	$28,000	$0
(d)	All Other Fees(2)	$0	$240,350	$0	$0	$237,000	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2)	See Item 4 (g) for a description of the services comprising the fees disclosed under this category.

(3)	Tax fees include amounts related to tax compliance and consulting services for various service affiliates of the Registrant.

(e)(1) The Registrant’s Audit Committee has adopted an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Registrant may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Fiscal Year 2015	Fiscal Year 2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not Applicable.

(g) The aggregate non-audit fees and services billed by KPMG for the fiscal years 2015 and 2014 were $240,350 and $237,000, respectively. Non-audit fees consist of SSAE No.16 review of fund accounting and administration operations, attestation report in accordance with Rule 17Ad-13, agreed upon procedures report over certain internal controls related to compliance with federal securities laws and regulations and tax compliance and consulting services for various service affiliates of the registrant.

(h) During the past fiscal year, Registrant’s principal accountant provided certain non-audit services to Registrant’s investment adviser or to entities controlling, controlled by, or under common control with Registrant’s investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of Registrant’s Board of Trustees reviewed and considered these non-audit services provided by Registrant’s principal accountant to Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments

(a) The Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period for the Large Cap Fund, Large Cap Diversified Alpha Fund, Large Cap Disciplined Equity Fund, Large Cap Index Fund, S&P 500 Index Fund, Extended Market Index Fund, Small Cap Fund, Small Cap II Fund, Small/Mid Cap Equity Fund, U.S. Managed Volatility Fund, World Equity Ex-US Fund, Screened World Equity Ex-US Fund and Emerging Markets Equity Fund and the Consolidated Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period for the Dynamic Asset Allocation Fund are listed below. The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period for the Opportunistic Income Fund, Core Fixed Income Fund, High Yield Bond Fund, Long Duration Fund, Long Duration Credit Fund, Ultra Short Duration Bond Fund, Emerging Markets Debt Fund, Real Return Fund, Limited Duration Bond Fund and Intermediate Duration Credit Fund and the Consolidated Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period for the Multi-Asset Real Return Fund are included as part of the report to shareholders filed under Item 1 of this form.

SCHEDULE OF INVESTMENTS

Large Cap Fund

May 31, 2015

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 96.2%

Consumer Discretionary — 12.0%
Abercrombie & Fitch, Cl A	22,900	$469
Amazon.com *	50,902	21,849
Apollo Education Group, Cl A *	94,800	1,572
Autoliv (A)	12,300	1,552
Best Buy	70,460	2,445
Big Lots	60,000	2,634
CBS, Cl B	127,304	7,857
Coach	6,220	220
Comcast, Cl A	124,260	7,264
Cooper Tire & Rubber	103,870	3,813
Darden Restaurants	34,320	2,249
Deckers Outdoor *	12,440	848
Delphi Automotive	116,590	10,141
Dillard’s, Cl A	45,683	5,300
DIRECTV *	52,000	4,734
Discovery Communications, Cl A *(A)	98,136	3,331
Discovery Communications, Cl C *	264,214	8,308
Dollar General	138,230	10,034
Foot Locker	80,790	5,106
Ford Motor	382,760	5,806
GameStop, Cl A (A)	28,800	1,250
Gannett	38,700	1,385
General Motors	163,150	5,869
Graham Holdings, Cl B	400	429
Harley-Davidson	30,200	1,615
Harman International Industries	1,600	193
Hilton Worldwide Holdings *	191,070	5,534
Home Depot	142,352	15,861
Interpublic Group	9,600	196
Kohl’s	67,670	4,432
L Brands	126,775	10,969
Lear	57,620	6,685
Liberty Interactive, Cl A *	548,375	15,338
Lowe’s	41,300	2,890
Macy’s	64,980	4,350
Murphy USA *	6,800	396
NIKE, Cl B	87,400	8,886
Priceline Group *	8,075	9,464
Ralph Lauren, Cl A	22,050	2,875
Regal Entertainment Group, Cl A	—	—
Restaurant Brands International	—	—
Sally Beauty Holdings *	163,325	5,097
Sears Holdings *	—	—
Staples	238,539	3,927
Starbucks	418,425	21,741
Target	13,100	1,039
Tesla Motors *	—	—
Time Warner	57,000	4,816
Time Warner Cable, Cl A	62,176	11,247
TripAdvisor *	242,687	18,507
Viacom, Cl B	15,300	1,023
Whirlpool	49,700	9,157
Wynn Resorts	28,400	2,860
Zulily, Cl A *(A)	28,786	381

		283,944

Consumer Staples — 8.2%
Altria Group	72,270	3,700
Anheuser-Busch InBev ADR	73,514	8,863
Archer-Daniels-Midland	170,900	9,032
Bunge	74,710	6,915

Description	Shares	Market Value ($ Thousands)
Coca-Cola	84,600	$3,465
Coca-Cola Enterprises	31,900	1,411
ConAgra Foods	40,200	1,552
Costco Wholesale	118,102	16,840
CVS Health	76,456	7,827
Dr. Pepper Snapple Group	50,540	3,873
Estee Lauder, Cl A	154,842	13,538
Herbalife *	4,130	215
Ingredion	27,000	2,213
Kimberly-Clark	33,379	3,634
Kraft Foods Group	58,520	4,942
Kroger	122,840	8,943
Mead Johnson Nutrition, Cl A	132,204	12,864
Monster Beverage *	26,303	3,348
Nu Skin Enterprises, Cl A	—	—
PepsiCo	22,000	2,122
Philip Morris International	254,240	21,120
Pilgrim’s Pride (A)	127,731	3,267
Procter & Gamble	118,144	9,261
SUPERVALU *	60,800	537
Tyson Foods, Cl A	181,250	7,694
Walgreens Boots Alliance	197,662	16,967
Wal-Mart Stores	113,693	8,444
Whole Foods Market	285,016	11,754

		194,341

Energy — 7.1%
Apache	19,600	1,173
Cabot Oil & Gas	201,460	6,842
California Resources	265,561	2,085
Cameron International *	104,500	5,364
Chevron	38,000	3,914
Cimarex Energy	26,133	3,019
ConocoPhillips	22,900	1,458
Ensco, Cl A	193,660	4,551
EOG Resources	122,321	10,849
Exxon Mobil	252,052	21,475
FMC Technologies *	191,974	8,023
Halliburton	34,100	1,548
Helmerich & Payne	18,300	1,336
Hess	14,500	979
Kinder Morgan	202,400	8,398
Marathon Oil	53,300	1,449
Marathon Petroleum	113,548	11,748
MarkWest Energy Partners	105,700	6,831
Murphy Oil	14,900	647
Nabors Industries	63,590	938
National Oilwell Varco	28,200	1,387
Noble (A)	164,530	2,756
Noble Energy	122,205	5,350
Oil States International *	95,640	3,910
Paragon Offshore (A)	17,500	29
Patterson-UTI Energy	62,000	1,252
Peabody Energy	—	—
Phillips 66	88,220	6,980
Rowan, Cl A	88,550	1,902
RPC	—	—
SandRidge Energy *	—	—
Schlumberger	107,299	9,739
Seadrill	—	—
Tesoro	53,630	4,746
Tidewater	—	—
Valero Energy	279,279	16,544
Williams	195,500	9,990

		167,212

1	SEI Institutional Investments Trust / Annual Report / May 31, 2015

SCHEDULE OF INVESTMENTS

Large Cap Fund

May 31, 2015

Description	Shares	Market Value ($ Thousands)
Financials — 15.2%
ACE	14,235	$1,516
Aflac	76,257	4,745
Allied World Assurance Holdings	10,800	459
Allstate	152,310	10,254
Ally Financial *	172,250	3,905
American Financial Group	32,286	2,050
American International Group	287,260	16,836
American Tower, Cl A ‡	86,110	7,990
Ameriprise Financial	42,840	5,338
Annaly Capital Management ‡	71,700	748
Assurant	94,640	6,232
Assured Guaranty	76,560	2,189
Axis Capital Holdings	52,750	2,903
Bank of America	359,620	5,934
Bank of New York Mellon	30,400	1,318
BB&T	53,900	2,127
Berkshire Hathaway, Cl B *	32,858	4,699
Brandywine Realty Trust ‡	56,000	788
Capital One Financial	235,470	19,676
CBL & Associates Properties ‡	65,600	1,158
CBOE Holdings	29,040	1,699
CBRE Group, Cl A *	114,240	4,368
Charles Schwab	506,219	16,022
CIT Group	26,600	1,231
Citigroup	633,330	34,250
CNA Financial	21,600	835
Crown Castle International ‡	163,800	13,358
Discover Financial Services	154,677	9,013
Endurance Specialty Holdings	19,600	1,191
Everest Re Group	38,827	7,048
Fifth Third Bancorp	118,600	2,401
Goldman Sachs Group	45,890	9,462
Hartford Financial Services Group	79,650	3,274
HCP ‡	8,000	310
Hospitality Properties Trust ‡	96,460	2,912
Host Hotels & Resorts, Cl REIT ‡	14,300	285
Huntington Bancshares	499,000	5,554
Intercontinental Exchange	38,475	9,110
Jones Lang LaSalle	4,900	849
JPMorgan Chase	464,970	30,586
KeyCorp	151,100	2,203
Lincoln National	101,670	5,796
McGraw Hill Financial	34,580	3,588
MetLife	77,913	4,072
Montpelier Re Holdings	37,300	1,420
Moody’s	55,930	6,046
Morgan Stanley	131,580	5,026
Navient	168,500	3,247
New York Community Bancorp	—	—
Ocwen Financial *(A)	18,500	188
PartnerRe	22,400	2,944
PNC Financial Services Group	103,840	9,936
Prudential Financial	22,370	1,893
Public Storage ‡	5,700	1,103
Regions Financial	134,700	1,359
Reinsurance Group of America, Cl A	57,371	5,367
RenaissanceRe Holdings	17,550	1,792
Simon Property Group ‡	5,841	1,060
State Street	23,600	1,839
Synchrony Financial *	—	—
T. Rowe Price Group	29,670	2,394
Travelers	154,776	15,651

Description	Shares	Market Value ($ Thousands)
Unum Group	193,710	$6,772
Validus Holdings	31,300	1,343
Voya Financial	120,150	5,444
Wells Fargo	260,556	14,581
Weyerhaeuser, Cl REIT ‡	15,600	508

		360,195

Health Care — 17.1%
AbbVie	113,000	7,525
Actavis *	85,832	26,334
Aetna	75,990	8,965
Alexion Pharmaceuticals *	86,980	14,251
Amgen	18,400	2,875
Anthem	103,660	17,399
Baxter International	28,700	1,912
Biogen *	49,795	19,768
Bristol-Myers Squibb	302,624	19,549
Cardinal Health	81,000	7,142
Celgene *	230,490	26,377
Cigna	38,600	5,436
DaVita HealthCare Partners *	123,908	10,381
Edwards Lifesciences *	32,800	4,287
Express Scripts Holding *	191,352	16,674
Gilead Sciences	177,630	19,943
HCA Holdings *	67,530	5,526
Health Net *	98,200	6,112
Humana	88,317	18,957
Intuitive Surgical *	26,960	13,150
Johnson & Johnson	193,142	19,341
McKesson	24,420	5,793
Medtronic	155,990	11,905
Merck	180,683	11,002
Myriad Genetics *(A)	17,300	587
Novo Nordisk ADR	226,800	12,810
Omnicare	56,560	5,390
Pfizer	735,170	25,547
QIAGEN *	—	—
Quest Diagnostics	44,800	3,370
Seattle Genetics *	—	—
Shire ADR	41,320	10,749
Teleflex	—	—
Teva Pharmaceutical Industries ADR	232,642	13,982
United Therapeutics *	72,395	13,301
UnitedHealth Group	21,500	2,585
Valeant Pharmaceuticals International *	64,816	15,476
Varian Medical Systems *	—	—
Veeva Systems, Cl A *	—	—

		404,401

Industrials — 7.3%
3M	6,300	1,002
AGCO (A)	44,200	2,244
Alaska Air Group	93,290	6,030
AMERCO	3,500	1,151
American Airlines Group	26,670	1,130
Avis Budget Group *	23,490	1,198
Boeing	47,090	6,617
Canadian Pacific Railway	42,911	7,068
Caterpillar	21,200	1,809
Colfax *	154,453	7,783
Con-way	2,100	85
Danaher	157,823	13,623
Deere	46,300	4,337

2	SEI Institutional Investments Trust / Annual Report / May 31, 2015

SCHEDULE OF INVESTMENTS

Large Cap Fund

May 31, 2015

Description	Shares	Market Value ($ Thousands)
Delta Air Lines	211,313	$9,069
Engility Holdings	6,500	181
Fastenal (A)	231,310	9,602
FedEx	48,070	8,327
General Dynamics	39,830	5,583
Huntington Ingalls Industries	52,010	6,449
ITT	12,500	534
JetBlue Airways *	33,320	672
Kansas City Southern	70,890	6,416
L-3 Communications Holdings, Cl 3	3,400	400
Lincoln Electric Holdings	3,900	262
Lockheed Martin	14,459	2,721
Norfolk Southern	13,100	1,205
Northrop Grumman	104,584	16,648
NOW *	—	—
Owens Corning	3,285	139
Raytheon	28,720	2,966
Rockwell Collins	40,460	3,851
RR Donnelley & Sons	70,900	1,360
Southwest Airlines	250,333	9,275
Spirit AeroSystems Holdings, Cl A *	100,970	5,512
Stericycle *	102,175	14,028
Timken	19,938	780
Trinity Industries	68,762	2,062
Union Pacific	48,450	4,889
United Continental Holdings *	83,140	4,539
Valmont Industries	—	—
Vectrus *	900	23

		171,570

Information Technology — 22.7%
Adobe Systems *	224,245	17,735
Akamai Technologies *	7,400	564
Alliance Data Systems *	18,875	5,625
Amdocs	88,780	4,870
Amphenol, Cl A	216,954	12,377
Ansys *	80,578	7,171
AOL *	10,100	505
Apple	240,123	31,283
Applied Materials	520,070	10,469
Arrow Electronics *	32,120	1,953
Autodesk *	103,200	5,588
Avnet	11,600	510
Baidu ADR *	44,500	8,784
Booz Allen Hamilton Holding, Cl A	49,100	1,245
Broadcom, Cl A	75,802	4,309
Broadridge Financial Solutions	7,900	428
Brocade Communications Systems	398,957	4,933
CA	50,200	1,529
CDW	26,700	991
Cisco Systems	489,587	14,350
Cognizant Technology Solutions, Cl A *	313,603	20,296
Computer Sciences	4,200	288
CoreLogic *	19,900	776
Corning	203,800	4,263
DST Systems	2,000	237
eBay *	301,625	18,508
Electronic Arts *	190,300	11,942
Equinix ‡	64,177	17,204
Facebook, Cl A *	164,989	13,065
FactSet Research Systems	17,380	2,871

Description	Shares	Market Value ($ Thousands)
Fidelity National Information Services	17,000	$1,066
Flextronics International *	311,670	3,787
Genpact *	361,348	8,127
Google, Cl A *	35,597	19,412
Google, Cl C *	29,945	15,934
Harris	25,609	2,029
Hewlett-Packard	313,296	10,464
Ingram Micro, Cl A *	95,082	2,549
Intel	514,420	17,727
Intuit	75,205	7,833
Jabil Circuit	153,450	3,770
Keysight Technologies *	18,100	595
Lexmark International, Cl A	73,330	3,372
MasterCard, Cl A	298,120	27,504
Microchip Technology	—	—
Micron Technology *	13,600	380
Microsoft	786,045	36,834
National Instruments	187,276	5,601
NetSuite *(A)	55,523	5,187
NXP Semiconductor *	140,061	15,722
Oracle	39,000	1,696
Qualcomm	323,360	22,532
Rovi *	—	—
Salesforce.com *	178,306	12,972
Seagate Technology	41,100	2,287
Skyworks Solutions	58,737	6,424
Stratasys *	—	—
SunEdison *	—	—
Symantec	143,140	3,525
Take-Two Interactive Software *	19,860	543
TE Connectivity	21,400	1,477
Tech Data *	25,100	1,584
Texas Instruments	172,820	9,664
VeriSign *(A)	70,070	4,428
Visa, Cl A	527,434	36,224
Vishay Intertechnology	59,500	775
Western Digital	121,654	11,844
Western Union	—	—
Xerox	237,800	2,716
Yahoo! *	38,500	1,653
Yelp, Cl A *(A)	71,125	3,408
Zillow Group, Cl A *	—	—

		536,314

Materials — 2.8%
Air Products & Chemicals	59,250	8,696
Alcoa	124,230	1,553
Celanese, Cl A	25,100	1,728
CF Industries Holdings	25,425	8,031
Domtar	28,600	1,236
Eastman Chemical	20,300	1,559
Ecolab	105,257	12,068
Freeport-McMoRan, Cl B	43,500	855
Huntsman	68,200	1,530
International Paper	63,920	3,313
LyondellBasell Industries, Cl A	87,351	8,831
Mosaic	47,110	2,160
NewMarket	—	—
Owens-Illinois *	45,900	1,097
PPG Industries	36,036	8,248
Rock-Tenn, Cl A	25,100	1,635
Steel Dynamics	55,200	1,204
United States Steel (A)	83,351	2,034
Westlake Chemical	4,500	317

		66,095

3	SEI Institutional Investments Trust / Annual Report / May 31, 2015

SCHEDULE OF INVESTMENTS

Large Cap Fund

May 31, 2015

Description	Shares/Face Amount ($ Thousands)	Market Value ($ Thousands)
Telecommunication Services — 1.1%
AT&T	335,580	$11,591
CenturyLink	88,000	2,925
Level 3 Communications *	120,300	6,674
Sprint *	—	—
Verizon Communications	107,610	5,320
Windstream Holdings	—	—

		26,510

Utilities — 2.7%
AES	292,440	3,977
Ameren	41,800	1,681
American Electric Power	225,830	12,712
Calpine *	68,520	1,377
DTE Energy	34,582	2,740
Duke Energy	8,100	614
Edison International	134,781	8,196
Entergy	148,219	11,334
Exelon	64,000	2,165
FirstEnergy	40,200	1,434
PG&E	53,020	2,835
Pinnacle West Capital	16,800	1,024
Public Service Enterprise Group	297,460	12,681
SCANA	25,700	1,366
Vectren	16,508	703

		64,839

Total Common Stock (Cost $1,689,920) ($ Thousands)		2,275,421

AFFILIATED PARTNERSHIP — 1.5%
SEI Liquidity Fund, L.P.
0.060% ** †(B)	36,554,719	36,555

Total Affiliated Partnership (Cost $36,555) ($ Thousands)		36,555

CASH EQUIVALENTS — 5.2%
Investors Cash Trust - Treasury Portfolio - DWS US Treasury Money Fund
0.010% **	5,088,441	5,089
SEI Daily Income Trust, Prime Obligation Fund, Cl A
0.010% ** †	118,861,228	118,861

Total Cash Equivalents (Cost $123,950) ($ Thousands)		123,950

U.S. TREASURY OBLIGATIONS — 0.1%
U.S. Treasury Bills
0.109%, 02/04/2016 (C) (D)	$788	787
0.010%, 08/20/2015 (C) (D)	800	800

Total U.S. Treasury Obligations (Cost $1,587) ($ Thousands)		1,587

Total Investments — 103.0% (Cost $1,852,012) ($ Thousands)		$2,437,513

Percentages are based on a Net Assets of $2,366,204 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2015.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).
(A)	This security or a partial position of this security is on loan at May 31, 2015 (see Note 12). The total market value of securities on loan at May 31, 2015 was $35,431 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan (See Note 12). The total value of such securities as of May 31, 2015 was $36,555 ($ Thousands).

(C)	The rate reported is the effective yield at time of purchase.

(D)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

ADR — American Depositary Receipt

Cl — Class

L.P. — Limited Partnership

The following is a list of the level of inputs used as of May 31, 2015, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$2,275,421	$—	$—	$2,275,421
Affiliated Partnership	—	36,555	—	36,555
Cash Equivalents	123,950	—	—	123,950
U.S. Treasury Obligations	—	1,587	—	1,587

Total Investments in Securities	$2,399,371	$38,142	$—	$2,437,513

For the year ended May 31, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2015, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

4	SEI Institutional Investments Trust / Annual Report / May 31, 2015

SCHEDULE OF INVESTMENTS

Large Cap Diversified Alpha Fund

May 31, 2015

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 94.9%

Consumer Discretionary — 14.2%
Advance Auto Parts	483	$74
AutoZone *	291	196
Best Buy	849	30
Deckers Outdoor *	1,543	105
Dick’s Sporting Goods	2,104	113
DIRECTV *	6,777	617
Discovery Communications, Cl C *	16,680	525
Foot Locker	3,565	225
Gap	4,278	164
General Motors	22,425	807
Goodyear Tire & Rubber	1,379	44
Kohl’s	2,520	165
L Brands	3,367	291
Lear	1,105	128
Liberty Interactive, Cl A *	15,569	436
Macy’s	2,014	135
Marriott International, Cl A	4,113	321
Michael Kors Holdings *	10,271	477
NIKE, Cl B	6,941	706
Nordstrom	4,265	310
NVR *	102	139
Priceline Group *	407	477
Sally Beauty Holdings *	11,675	364
Toyota Motor ADR	7,902	1,089
Tribune Media, Cl A	7,593	402
TripAdvisor *	4,657	355
Whirlpool	1,055	194
Wynn Resorts	1,201	121

		9,010

Consumer Staples — 4.2%
Altria Group	5,645	289
Bunge	4,478	414
Clorox	1,983	214
Dr. Pepper Snapple Group	3,747	287
Herbalife *	745	39
Hershey	1,116	104
Kimberly-Clark	3,107	338
Kroger	2,168	158
Lorillard	1,986	144
Philip Morris International	1,317	109
Walgreens Boots Alliance	5,963	512
Whole Foods Market	2,099	86

		2,694

Energy — 8.6%
Apache	3,909	234
BP PLC ADR	8,541	354
Cameron International *	3,622	186
Canadian Natural Resources	7,430	229
Cimarex Energy	2,121	245
Continental Resources *	1,473	67
Devon Energy	4,940	322
Ensco, Cl A	3,563	84
EOG Resources	4,972	441
Exxon Mobil	4,877	416
Halliburton	8,374	380
Hess	5,654	382
Kinder Morgan	11,051	458
Marathon Petroleum	3,165	327
Occidental Petroleum	4,709	368
Oil States International *	2,711	111

Description	Shares	Market Value ($ Thousands)
Schlumberger	2,648	$240
Tesoro	341	30
Valero Energy	3,655	217
Williams	7,585	388

		5,479

Financials — 15.5%
Affiliated Managers Group *	141	32
Aflac	4,589	285
Allstate	7,915	533
Ally Financial *	10,004	227
American International Group	3,430	201
Ameriprise Financial	334	42
Assurant	480	32
Bank of America	15,225	251
Berkshire Hathaway, Cl B *	1,866	267
Blackstone Group	4,765	209
CBOE Holdings	1,246	73
CBRE Group, Cl A *	8,057	308
Citigroup	22,116	1,196
Crown Castle International ‡	7,396	603
Franklin Resources	6,210	316
Hartford Financial Services Group	13,279	546
Hatteras Financial ‡	14,251	256
Intercontinental Exchange	1,327	314
JPMorgan Chase	14,961	984
KKR, Cl Miscellaneous	19,784	454
MetLife	12,349	645
PNC Financial Services Group	5,000	478
Principal Financial Group	930	48
Prudential Financial	1,146	97
Santander Consumer USA Holdings *	14,283	350
T. Rowe Price Group	4,243	342
Travelers	4,172	422
Voya Financial	6,000	272
Wells Fargo	930	52

		9,835

Health Care — 13.1%
AbbVie	1,978	132
Actavis *	2,043	627
AmerisourceBergen	2,857	322
Biogen *	1,849	734
Cardinal Health	6,812	601
Celgene *	9,013	1,031
DaVita HealthCare Partners *	696	58
Endo International *	384	32
Express Scripts Holding *	2,654	231
Gilead Sciences	5,925	665
Henry Schein *	2,318	328
Horizon Pharma *	3,404	110
Humana	274	59
Jazz Pharmaceuticals *	254	45
Johnson & Johnson	1,608	161
Keryx Biopharmaceuticals *	3,924	41
McKesson	1,054	250
Merck	7,943	484
Novo Nordisk ADR	11,999	678
Omnicare	1,868	178
Pfizer	13,383	465
Quest Diagnostics	3,342	252
United Therapeutics *	701	129
Valeant Pharmaceuticals International *	2,714	648
ZS Pharma *	1,122	66

		8,327

1	SEI Institutional Investments Trust / Annual Report / May 31, 2015

SCHEDULE OF INVESTMENTS

Large Cap Diversified Alpha Fund

May 31, 2015

Description	Shares	Market Value ($ Thousands)
Industrials — 8.8%
Alaska Air Group	4,156	$269
American Airlines Group	10,485	444
Avis Budget Group *	3,250	166
Boeing	1,492	209
Caterpillar	4,771	407
Chicago Bridge & Iron	5,445	296
Cummins	2,550	346
Delta Air Lines	14,088	605
Eaton	4,777	342
FedEx	2,519	436
Hertz Global Holdings *	9,676	192
Joy Global	2,767	108
Lockheed Martin	1,975	372
Masco	3,729	101
Northrop Grumman	635	101
Oshkosh Truck	7,497	376
Rockwell Collins	3,172	302
Southwest Airlines	5,586	207
Terex	5,303	131
United Continental Holdings *	3,557	194
United Rentals *	308	27

		5,631

Information Technology — 23.8%
Adobe Systems *	2,542	201
Amdocs	704	39
Apple	7,993	1,041
Applied Materials	12,330	248
Arrow Electronics *	1,516	92
Baidu ADR *	2,248	444
CA	6,240	190
Check Point Software Technologies *	1,955	166
Cisco Systems	22,554	661
Citrix Systems *	4,212	274
Computer Sciences	1,342	92
Corning	14,121	295
eBay *	14,999	920
Electronic Arts *	8,699	546
EMC	8,985	237
Equinix ‡	3,465	929
FactSet Research Systems	1,595	263
Flextronics International *	21,872	266
Google, Cl A *	865	472
Google, Cl C *	1,223	651
Hewlett-Packard	6,620	221
IAC	1,068	80
Intel	13,953	481
International Business Machines	2,542	431
Intuit	4,540	473
Jabil Circuit	5,873	144
Lam Research	4,002	329
Lexmark International, Cl A	3,236	149
Linear Technology	1,681	81
MasterCard, Cl A	8,025	740
Micron Technology *	18,842	526
Microsoft	20,362	954
Qualcomm	15,526	1,082
Symantec	7,296	180
Take-Two Interactive Software *	4,071	111
Texas Instruments	897	50

Description	Shares/Face Amount ($ Thousands)	Market Value ($ Thousands)
VeriSign *	1,617	$102
Visa, Cl A	8,728	600
Western Digital	740	72
Western Union	4,845	106
Xerox	5,670	65
Yelp, Cl A *	2,380	114

		15,118

Materials — 3.1%
Alcoa	14,116	176
Ball	3,719	264
CF Industries Holdings	104	33
Dow Chemical	4,678	244
Eastman Chemical	3,221	247
Louisiana-Pacific *	5,991	109
Mosaic	5,744	263
Reliance Steel & Aluminum	5,029	321
Rio Tinto ADR	2,446	107
Sherwin-Williams	669	193

		1,957

Telecommunication Services — 2.2%
CenturyLink	6,434	214
China Mobile ADR	2,865	188
Verizon Communications	20,340	1,006

		1,408

Utilities — 1.4%
AES	7,518	102
Edison International	8,057	490
Entergy	2,982	228
Public Service Enterprise Group	1,348	58

		878

Total Common Stock (Cost $49,974) ($ Thousands)		60,337

CASH EQUIVALENT — 5.8%
SEI Daily Income Trust, Prime Obligation Fund, Cl A
0.010% ** †	3,684,519	3,685

Total Cash Equivalent (Cost $3,685) ($ Thousands)		3,685

U.S. TREASURY OBLIGATION — 0.3%
U.S. Treasury Bills
0.109%, 02/04/2016 (A) (B)	$207	206

Total U.S. Treasury Obligation (Cost $206) ($ Thousands)		206

Total Investments — 101.0% (Cost $53,865) ($ Thousands)		$64,228

A list of the open futures contracts held by the Fund at May 31, 2015, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Appreciation ($ Thousands)
S&P 500 Index E-M INI	10	Jun-2015	$37

For the year ended May 31, 2015, the total amount of open futures contracts as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $63,607 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2015.

†	Investment in Affiliated Security (see Note 6).

2	SEI Institutional Investments Trust / Annual Report / May 31, 2015

SCHEDULE OF INVESTMENTS

Large Cap Diversified Alpha Fund

May 31, 2015

‡	Real Estate Investment Trust.

(A)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

(B)	The rate reported is the effective yield at time of purchase.

ADR — American Depositary Receipt

Cl — Class

L.P. — Limited Partnership

PLC — Public Limited Company

S&P — Standard and Poor’s

The following is a list of the level of inputs used as of May 31, 2015, in valuing the Fund’s investments and other financial investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$60,337	$—	$—	$60,337
Cash Equivalent	3,685	—	—	3,685
U.S. Treasury Obligation	—	206	—	206

Total Investments in Securities	$64,022	$206	$—	$64,228

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$37	$—	$—	$37

*	Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended May 31, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2015, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

3	SEI Institutional Investments Trust / Annual Report / May 31, 2015

SCHEDULE OF INVESTMENTS

Large Cap Disciplined Equity Fund

May 31, 2015

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 96.1%

Consumer Discretionary — 10.6%
Advance Auto Parts	96,029	$14,714
Amazon.com *	24,540	10,533
AutoNation *	87,500	5,461
AutoZone *	40,438	27,240
Best Buy	104,200	3,616
Bloomin’ Brands	65,845	1,479
Cablevision Systems, Cl A (A)	24,100	591
Carter’s	28,945	2,988
Chico’s FAS	83,310	1,384
Chipotle Mexican Grill, Cl A *	2,700	1,662
Cinemark Holdings	24,600	997
Coach	4,800	170
Comcast, Cl A	1,056,567	61,767
Cracker Barrel Old Country Store	8,600	1,213
Darden Restaurants	34,200	2,242
Delphi Automotive	203,280	17,681
Dick’s Sporting Goods	26,405	1,419
Dillard’s, Cl A	80,258	9,311
DineEquity	7,800	761
DIRECTV *	64,611	5,882
Discovery Communications, Cl C *	12,700	399
Dollar Tree *	16,300	1,222
DR Horton	38,900	1,016
Dunkin’ Brands Group (A)	109,370	5,836
Express *	20,600	363
Fox Factory Holding *	91,380	1,490
Gannett	139,285	4,985
Gap	186,800	7,160
General Motors	122,630	4,411
Gentherm *	26,405	1,353
Genuine Parts	62,631	5,666
H&R Block	201,511	6,394
Hanesbrands	35,100	1,118
Harley-Davidson	46,445	2,484
Helen of Troy *	14,000	1,225
Home Depot	271,652	30,267
Houghton Mifflin Harcourt *	97,089	2,561
Hyatt Hotels, Cl A *	28,325	1,628
Interpublic Group	52,000	1,062
J.C. Penney *(A)	49,270	423
Johnson Controls	49,100	2,554
Kohl’s	152,565	9,992
L Brands	49,800	4,309
Lear	1,703	198
Leggett & Platt	50,900	2,407
Lennar, Cl A	12,300	573
LifeLock *	51,710	787
Lowe’s	85,300	5,969
Macy’s	114,596	7,672
Madison Square Garden, Cl A *	26,080	2,228
Marriott International, Cl A	155,399	12,120
Marriott Vacations Worldwide	13,200	1,165
McDonald’s	96,666	9,273
MDC Partners, Cl A (A)	62,395	1,323
Michael Kors Holdings *	121,400	5,645
Modine Manufacturing *	92,898	1,040
Mohawk Industries *	1,600	299
Morningstar	4,500	348
NetFlix *	700	437
Newell Rubbermaid	50,100	1,980
NIKE, Cl B	77,292	7,858

Description	Shares	Market Value ($ Thousands)
Norwegian Cruise Line Holdings *	83,655	$4,564
O’Reilly Automotive *	16,200	3,556
PulteGroup	41,500	796
Ross Stores	79,300	7,666
Royal Caribbean Cruises	38,400	2,918
Scholastic	25,300	1,125
ServiceMaster Global Holdings *	207,685	6,976
Staples	72,200	1,189
Steven Madden *	28,320	1,070
Target	102,100	8,099
Tenneco *	19,055	1,119
Thor Industries	23,500	1,436
Time Warner	125,469	10,600
Time Warner Cable, Cl A	14,800	2,677
Twenty-First Century Fox, Cl A	641,255	21,546
Ulta Salon Cosmetics & Fragrance *	14,300	2,182
Under Armour, Cl A *	41,000	3,215
Urban Outfitters *	23,800	818
VF	26,900	1,895
Viacom, Cl B	194,685	13,020
Walt Disney	142,950	15,777
Whirlpool	6,300	1,161
Wyndham Worldwide	900	76

		443,832

Consumer Staples — 10.3%
Altria Group	684,375	35,040
Archer-Daniels-Midland	341,687	18,058
Bunge	13,700	1,268
Coca-Cola	610,652	25,012
Colgate-Palmolive	27,300	1,823
ConAgra Foods	124,600	4,811
Constellation Brands, Cl A	58,100	6,850
Costco Wholesale	23,000	3,280
CVS Health	289,446	29,633
Diageo	170,990	4,737
Dr. Pepper Snapple Group	73,200	5,610
Henkel	234,293	23,978
Hormel Foods	13,400	767
JM Smucker	49,830	5,907
Kellogg	158,660	9,959
Kimberly-Clark	55,572	6,050
Kraft Foods Group	22,190	1,874
Kroger	330,073	24,029
Lorillard	45,124	3,271
Molson Coors Brewing, Cl B	92,563	6,792
Mondelez International, Cl A	793,530	33,003
Monster Beverage *	39,300	5,002
PepsiCo	575,989	55,543
Philip Morris International	388,821	32,299
Pilgrim’s Pride (A)	194,645	4,979
Procter & Gamble	452,941	35,506
Reynolds American	62,497	4,797
SunOpta *	129,125	1,309
Sysco	116,565	4,332
Tyson Foods, Cl A	28,500	1,210
Walgreens Boots Alliance	29,200	2,506
Wal-Mart Stores	441,645	32,801
Whole Foods Market	5,700	235

		432,271

1	SEI Institutional Investments Trust / Annual Report / May 31, 2015

SCHEDULE OF INVESTMENTS

Large Cap Disciplined Equity Fund

May 31, 2015

Description	Shares	Market Value ($ Thousands)
Energy — 6.5%
Atwood Oceanics	36,800	$1,132
Baker Hughes	16,368	1,055
Cabot Oil & Gas	173,500	5,892
Cameron International *	88,800	4,558
Chevron	420,044	43,265
Cimarex Energy	9,700	1,120
ConocoPhillips	99,050	6,308
Ensco, Cl A	55,800	1,311
EOG Resources	98,816	8,764
EQT	54,400	4,628
Exxon Mobil	499,039	42,518
FMSA Holdings *(A)	173,390	1,549
Halliburton	166,675	7,567
Hess	100,100	6,759
HollyFrontier	135,785	5,655
Magellan Midstream Partners (A)	58,080	4,630
Marathon Oil	52,700	1,433
Marathon Petroleum	190,287	19,687
Memorial Resource Development *	89,220	1,687
Newfield Exploration *	35,200	1,331
Noble (A)	44,400	744
Noble Energy	329,300	14,417
ONEOK	16,300	683
PBF Energy, Cl A	16,100	432
Phillips 66	260,611	20,620
Schlumberger	211,050	19,157
Suncor Energy	361,600	10,570
Tesco	98,270	1,181
Tesoro	127,157	11,253
Valero Energy	309,546	18,338
Western Refining	21,700	954
Williams	18,300	935
World Fuel Services	78,281	3,916

		274,049

Financials — 15.4%
Aflac	62,200	3,870
Allstate	198,998	13,397
Ally Financial *	69,189	1,568
American Equity Investment Life Holding	8,900	226
American Express	29,581	2,358
American Financial Group	4,700	298
American International Group	419,988	24,615
American Tower, Cl A ‡	13,400	1,243
Ameriprise Financial	36,221	4,513
Annaly Capital Management ‡	302,300	3,156
Apartment Investment & Management, Cl A ‡	60,100	2,280
Arch Capital Group *	23,460	1,499
Argo Group International Holdings	25,255	1,330
Assured Guaranty	30,000	858
AvalonBay Communities ‡	11,700	1,948
Bank of America	998,073	16,468
Bank of New York Mellon	327,830	14,215
Berkshire Hathaway, Cl B *	424,804	60,747
BlackRock, Cl A	2,500	914
Boston Properties ‡	8,500	1,105
Capital One Financial	59,200	4,947
CBOE Holdings	29,480	1,725
CBRE Group, Cl A *	242,113	9,258
Chambers Street Properties ‡	77,500	590
Charles Schwab	265,520	8,404
Chimera Investment ‡	16,561	239
Citigroup	897,315	48,527
CME Group, Cl A	233,850	22,029

Description	Shares	Market Value ($ Thousands)
Comerica	80,295	$3,930
Crown Castle International ‡	9,600	783
DCT Industrial Trust ‡	37,530	1,228
Digital Realty Trust ‡	87,150	5,755
Discover Financial Services	403,927	23,537
E*TRADE Financial *	22,200	654
East West Bancorp	68,767	2,950
Endurance Specialty Holdings	6,900	419
Equity Residential ‡	45,800	3,404
Essex Property Trust ‡	14,600	3,250
Extra Space Storage ‡	21,975	1,539
Franklin Resources	63,200	3,217
Franklin Street Properties ‡	42,800	497
General Growth Properties ‡	67,200	1,904
Genworth Financial, Cl A *	717,110	5,694
Geo Group ‡	51,500	1,953
Goldman Sachs Group	54,900	11,320
Great Western Bancorp	63,900	1,481
Hartford Financial Services Group	279,000	11,470
Health Care ‡	26,400	1,855
Hospitality Properties Trust ‡	61,500	1,857
Host Hotels & Resorts, Cl REIT ‡	25,800	514
Iberiabank	26,835	1,725
Intercontinental Exchange	45,008	10,657
Iron Mountain ‡	30,100	1,098
Jones Lang LaSalle	86,733	15,025
JPMorgan Chase	724,401	47,651
KeyCorp	255,600	3,727
Kilroy Realty ‡	24,195	1,671
Kimco Realty ‡	26,700	640
Lamar Advertising, Cl A ‡	172,656	10,466
LaSalle Hotel Properties ‡	43,850	1,599
Lazard, Cl A	196,377	10,911
Legg Mason	27,400	1,462
Lexington Realty Trust, Cl REIT ‡	133,000	1,221
Lincoln National	30,259	1,725
M&T Bank (A)	61,360	7,417
Macerich ‡	140,623	11,546
Marsh & McLennan	244,530	14,239
McGraw Hill Financial	186,950	19,396
MFA Mortgage Investments, Cl REIT ‡	159,943	1,270
Moody’s	16,100	1,741
Morgan Stanley	86,500	3,304
NASDAQ OMX Group	30,300	1,568
Nationstar Mortgage Holdings *(A)	10,000	197
Navient	408,514	7,872
Nelnet, Cl A	11,500	473
PacWest Bancorp	45,615	2,048
Parkway Properties ‡	42,000	722
PNC Financial Services Group	8,100	775
Popular *	27,300	887
Principal Financial Group	400	21
Prologis ‡	187,900	7,439
Realty Income, Cl REIT ‡	11,100	506
Regions Financial	484,100	4,884
RLJ Lodging Trust ‡	22,800	689
Ryman Hospitality Properties ‡	5,200	287
Signature Bank NY *	52,925	7,391
Simon Property Group ‡	35,990	6,529
SL Green Realty ‡	5,100	605
Springleaf Holdings, Cl A *	169,505	8,055
State Street	95,000	7,403
Sunstone Hotel Investors ‡	86,700	1,323
Torchmark	33,000	1,883

2	SEI Institutional Investments Trust / Annual Report / May 31, 2015

SCHEDULE OF INVESTMENTS

Large Cap Disciplined Equity Fund

May 31, 2015

Description	Shares	Market Value ($ Thousands)
Travelers	27,300	$2,761
United Bankshares (A)	2,875	109
Unum Group	31,700	1,108
US Bancorp	155,966	6,724
Ventas ‡	2,700	180
Vornado Realty Trust ‡	13,600	1,358
Voya Financial	553,303	25,070
Wells Fargo	666,132	37,277
Wintrust Financial	28,485	1,427

		647,600

Health Care — 15.3%
Abbott Laboratories	125,300	6,090
AbbVie	226,637	15,092
Actavis *	112,566	34,536
Aetna	106,195	12,528
Alexion Pharmaceuticals *	1,400	229
AMAG Pharmaceuticals *	16,625	1,157
AmerisourceBergen	117,551	13,231
Amgen	153,329	23,959
Anthem	50,100	8,409
Aratana Therapeutics *	35,610	483
Baxter International	32,740	2,181
Biogen *	27,100	10,758
Boston Scientific *	573,290	10,474
Bristol-Myers Squibb	566,665	36,607
Brookdale Senior Living, Cl A *	43,740	1,648
Bruker *	76,760	1,523
C.R. Bard	28,800	4,905
Cardinal Health	169,106	14,910
Celgene *	44,700	5,116
Cellectis ADR (A)	31,085	1,334
Cerner *	10,300	693
Cigna	53,100	7,478
Dentsply International	11,500	599
Edwards Lifesciences *	54,700	7,150
Eli Lilly	266,564	21,032
Endo International *	9,800	821
Express Scripts Holding *	297,670	25,939
Fluidigm *	31,390	742
Gilead Sciences	426,771	47,914
HCA Holdings *	249,030	20,378
Henry Schein *	2,300	326
Hospira *	14,421	1,275
Humana	15,500	3,327
Intuitive Surgical *	600	293
Johnson & Johnson	521,334	52,206
Mallinckrodt *	38,100	4,932
McKesson	68,882	16,341
Medtronic	126,876	9,683
Merck	620,155	37,761
Mylan *	64,215	4,664
Patterson	4,700	225
Perrigo	4,956	943
Pfizer	1,214,196	42,193
Phibro Animal Health, Cl A	26,760	927
Press Ganey Holdings *	9,265	254
Quest Diagnostics	2,600	196
Quintiles Transnational Holdings *	141,775	9,883
Regeneron Pharmaceuticals *	15,300	7,842
Sirona Dental Systems *	12,290	1,213
Stryker	65,400	6,287
Thermo Fisher Scientific	184,220	23,880
United Therapeutics *	7,835	1,439
UnitedHealth Group	352,150	42,332

Description	Shares	Market Value ($ Thousands)
Universal Health Services, Cl B	10,400	$1,348
Vertex Pharmaceuticals *	48,945	6,279
Zoetis, Cl A	547,941	27,271

		641,236

Industrials — 10.6%
3M	201,559	32,064
Actuant, Cl A	47,795	1,123
Acuity Brands	3,600	635
ADT (A)	19,300	704
Advanced Drainage Systems	27,860	809
Air Lease, Cl A	41,780	1,572
Alaska Air Group	74,940	4,844
Allegion	2,333	146
Altra Industrial Motion	34,300	943
American Airlines Group	154,315	6,538
AO Smith	21,900	1,563
Applied Industrial Technologies	24,730	1,048
B/E Aerospace	16,370	939
Babcock & Wilcox	10,700	356
Boeing	19,487	2,738
C.H. Robinson Worldwide	26,500	1,636
Canadian National Railway	218,940	12,996
Carlisle	6,700	664
Cintas	29,200	2,514
Continental Building Products *	60,210	1,343
CSX	177,610	6,053
Danaher	36,000	3,108
Deere	202,015	18,925
Delta Air Lines	132,400	5,683
Dun & Bradstreet	6,100	780
Eaton	79,730	5,708
Echo Global Logistics *	44,814	1,442
EMCOR Group	22,485	1,020
Fastenal (A)	104,910	4,355
FedEx	85,445	14,801
General Dynamics	111,932	15,689
General Electric	1,324,993	36,133
Honeywell International	226,998	23,653
Huntington Ingalls Industries	10,000	1,240
Huron Consulting Group *	20,265	1,303
Joy Global	113,545	4,421
Kansas City Southern	15,800	1,430
KLX *	17,450	765
L-3 Communications Holdings, Cl 3	3,100	365
Lockheed Martin	154,400	29,058
Masco	406,905	11,015
Nielsen Holdings	242,650	10,917
Norfolk Southern	11,200	1,031
Northrop Grumman	75,100	11,955
On Assignment *	36,920	1,384
Paccar	94,769	6,024
Parker Hannifin	42,000	5,058
PGT *	61,915	740
Quanta Services *	53,240	1,561
Raytheon	30,700	3,170
Republic Services, Cl A	250,620	10,097
Robert Half International	228,095	12,858
Rockwell Automation	47,615	5,852
Ryder System	12,200	1,118
Southwest Airlines	705,214	26,128
TAL International Group (A)	22,590	819
Toro	19,615	1,341
TriMas *	39,565	1,143

3	SEI Institutional Investments Trust / Annual Report / May 31, 2015

SCHEDULE OF INVESTMENTS

Large Cap Disciplined Equity Fund

May 31, 2015

Description	Shares	Market Value ($ Thousands)
Tyco International	543,795	$21,948
Union Pacific	245,545	24,778
United Parcel Service, Cl B	122,500	12,154
United Rentals *	19,400	1,725
United Technologies	184,333	21,598
Woodward Governor	26,690	1,360

		446,881

Information Technology — 19.5%
Accenture, Cl A	137,966	13,250
Alliance Data Systems *	4,000	1,192
Amdocs	364,350	19,985
Amphenol, Cl A	41,800	2,385
Apple	1,196,834	155,924
Applied Materials	558,100	11,235
Automatic Data Processing	208,878	17,861
Avago Technologies, Cl A	100,500	14,881
Blackhawk Network Holdings, Cl A *	53,860	1,853
Booz Allen Hamilton Holding, Cl A	188,960	4,790
Broadcom, Cl A	44,200	2,513
Broadridge Financial Solutions	17,800	965
BroadSoft *	44,600	1,628
CDW	30,000	1,113
Cisco Systems	1,501,752	44,016
Citrix Systems *	85,350	5,549
Computer Sciences	23,362	1,603
Corning	72,200	1,510
DST Systems	109,898	13,012
eBay *	255,920	15,703
Electronic Arts *	34,300	2,152
EMC	722,705	19,036
EVERTEC	51,200	1,138
F5 Networks *	37,100	4,663
Facebook, Cl A *	240,420	19,039
Fidelity National Information Services	26,800	1,680
Fiserv *	72,800	5,835
FLIR Systems	58,735	1,794
Google, Cl A *	61,675	33,632
Google, Cl C *	95,479	50,805
Hewlett-Packard	526,157	17,574
Integrated Device Technology *	23,600	558
Intel	1,238,298	42,672
International Business Machines	109,611	18,595
Intuit	10,300	1,073
j2 Global (A)	24,825	1,649
Jabil Circuit	40,900	1,005
Kla-Tencor	28,200	1,682
Lam Research	38,000	3,126
Littelfuse	7,450	720
MA-Com Technology Solutions Holdings *	22,270	850
MasterCard, Cl A	241,115	22,245
Maxim Integrated Products	20,000	701
MAXIMUS	21,500	1,406
Micron Technology *	501,079	13,995
Microsemi *	23,570	858
Microsoft	1,365,561	63,990
NXP Semiconductor *	64,045	7,189
Oracle	406,416	17,675
Qualcomm	285,240	19,876
Red Hat *	21,355	1,650
SanDisk	25,900	1,771
Seagate Technology	259,238	14,424

Description	Shares	Market Value ($ Thousands)
Skyworks Solutions	102,400	$11,198
SolarWinds *	6,900	327
Symantec	227,800	5,610
Synopsys *	21,300	1,063
Texas Instruments	125,700	7,029
Universal Display *	20,085	1,079
Vantiv, Cl A *	32,135	1,285
Visa, Cl A	152,061	10,444
Western Digital	143,960	14,016
Xerox	2,736,062	31,246
Yahoo! *	181,175	7,779

		817,102

Materials — 3.0%
Alcoa	524,900	6,561
Ball	21,200	1,505
Bemis	14,100	648
Calgon Carbon	85,670	1,779
Celanese, Cl A	8,700	599
Dow Chemical	368,203	19,172
E.I. du Pont de Nemours	49,591	3,521
Eastman Chemical	89,000	6,833
Ecolab	1,200	138
International Flavors & Fragrances	3,000	357
International Paper	146,100	7,572
KapStone Paper and Packaging	35,730	963
LyondellBasell Industries, Cl A	270,549	27,352
Martin Marietta Materials	1,200	179
Monsanto	92,810	10,857
Mosaic	161,100	7,386
Packaging Corp of America	20,500	1,418
Praxair	8,900	1,093
Schweitzer-Mauduit International	32,450	1,310
Sealed Air	27,400	1,334
Sherwin-Williams	16,600	4,784
Sigma-Aldrich	3,608	503
Teck Resources, Cl B	150,060	1,747
Tronox, Cl A	70,520	1,189
Vulcan Materials	188,880	16,986
Westlake Chemical	13,000	917

		126,703

Telecommunication Services — 1.8%
AT&T	455,707	15,740
CenturyLink	60,800	2,021
Frontier Communications	138,000	711
Verizon Communications	1,155,747	57,140

		75,612

Utilities — 3.1%
AES	173,400	2,358
AGL Resources	95,500	4,810
Ameren	18,100	728
American Electric Power	98,471	5,543
AmeriGas Partners	102,350	5,046
Calpine *	30,700	617
CMS Energy	98,800	3,373
Consolidated Edison	3,700	229
Dominion Resources	67,200	4,739
DTE Energy	84,535	6,698
Duke Energy	51,100	3,870
Dynegy, Cl A *	47,525	1,537
Edison International	51,500	3,132
Entergy	147,600	11,287
Eversource Energy	15,900	783

4	SEI Institutional Investments Trust / Annual Report / May 31, 2015

SCHEDULE OF INVESTMENTS

Large Cap Disciplined Equity Fund

May 31, 2015

Description	Shares/Face Amount ($ Thousands)	Market Value ($ Thousands)
Exelon	47,300	$1,600
FirstEnergy	8,300	296
Integrys Energy Group	26,200	1,884
ITC Holdings	129,540	4,571
New Jersey Resources	53,850	1,619
NextEra Energy	55,800	5,711
NiSource	71,200	3,359
NRG Energy	14,200	358
Pepco Holdings	68,500	1,867
PG&E	253,700	13,565
Pinnacle West Capital	20,175	1,229
PPL	215,200	7,470
Public Service Enterprise Group	181,400	7,733
SCANA	6,500	346
Sempra Energy	38,700	4,159
Southern	329,722	14,405
TECO Energy	42,800	807
UGI	49,700	1,859
Vectren	10,200	434
Wisconsin Energy	5,100	246
Xcel Energy	17,800	606

		128,874

Total Common Stock (Cost $3,362,553) ($ Thousands)		4,034,160

	Number of Rights

RIGHTS — 0.0%

United States — 0.0%
Safeway – PDC #	85,749	4
Safeway CVR—Casa Ley #	85,749	87

Total Rights (Cost $—) ($ Thousands)		91

AFFILIATED PARTNERSHIP — 0.7%
SEI Liquidity Fund, L.P.
0.060% ** †(B)	29,683,177	29,683

Total Affiliated Partnership (Cost $29,683) ($ Thousands)		29,683

CASH EQUIVALENT — 4.1%
SEI Daily Income Trust, Prime Obligation Fund, Cl A
0.010% ** †	172,334,872	172,335

Total Cash Equivalent (Cost $172,335) ($ Thousands)		172,335

U.S. TREASURY OBLIGATIONS — 0.3%
U.S. Treasury Bills
0.109%, 02/04/2016 (C) (D)	$11,086	11,076
0.329%, 09/17/2015 (C) (D)	3,500	3,500

Total U.S. Treasury Obligations (Cost $14,577) ($ Thousands)		14,576

Total Investments — 101.2% (Cost $3,579,148) ($ Thousands)		$4,250,845

A list of the open futures contracts held by the Fund at May 31, 2015, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Appreciation ($ Thousands)
S&P 500 Index E-MINI	770	Jun-2015	$1,652
S&P 500 Index E-MINI	181	Sep-2015	318

			$1,970

For the year ended May 31, 2015, the total amount of all open futures contracts, as presented in the table above, is representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $4,198,645 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2015.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

#	Expiration date is unavailable.

(A)	This security or a partial position of this security is on loan at May 31, 2015 (see Note 12). The total market value of securities on loan at May 31, 2015 was $28,661 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan (See Note 12). The total value of such securities as of May 31, 2015 was $29,683 ($ Thousands).

(C)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

(D)	The rate reported is the effective yield at time of purchase.

Cl — Class

L.P. — Limited Partnership

S&P — Standard & Poor’s

The following is a list of the level of inputs used as of May 31, 2015, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$4,034,160	$—	$—	$4,034,160
Rights	—	91	—	91
U.S. Treasury Obligations	—	14,576	—	14,576
Cash Equivalent	172,335	—	—	172,335
Affiliated Partnership	—	29,683	—	29,683

Total Investments in Securities	$4,206,495	$44,350	$—	$4,250,845

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Appreciation	$1,970	$—	$—	$1,970

*	Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended May 31, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2015, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

5	SEI Institutional Investments Trust / Annual Report / May 31, 2015

SCHEDULE OF INVESTMENTS

Large Cap Index Fund

May 31, 2015

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 98.1%

Consumer Discretionary — 12.6%
Aaron’s	5,400	$189
Abercrombie & Fitch, Cl A	6,702	137
Advance Auto Parts	7,208	1,104
Amazon.com *	33,989	14,589
AMC Networks, Cl A *	5,485	431
Apollo Education Group, Cl A *	8,864	147
Aramark	4,500	141
Ascena Retail Group *	11,700	173
AutoNation *	5,632	352
AutoZone *	2,807	1,891
Bed Bath & Beyond *	16,515	1,178
Best Buy	24,947	866
Big Lots	5,200	228
BorgWarner	20,464	1,231
Brinker International	5,283	292
Cabela’s *(A)	4,800	245
Cablevision Systems, Cl A (A)	17,542	430
Carmax *	17,460	1,240
Carnival, Cl A	36,300	1,682
Carter’s	4,300	444
CBS, Cl B	44,299	2,734
Charter Communications, Cl A *(A)	7,500	1,343
Chico’s FAS	13,700	228
Chipotle Mexican Grill, Cl A *	2,919	1,797
Choice Hotels International	2,584	146
Cinemark Holdings	11,000	446
Clear Channel Outdoor Holdings, Cl A	700	8
Coach	23,367	826
Comcast, Cl A	234,625	13,716
CST Brands	7,148	284
Darden Restaurants	11,222	735
Deckers Outdoor *	3,200	218
DeVry Education Group	5,700	182
Dick’s Sporting Goods	8,758	470
Dillard’s, Cl A	1,900	221
DIRECTV *	43,139	3,927
Discovery Communications, Cl C *	19,400	610
Discovery Communications, Cl A *	19,400	658
DISH Network, Cl A *	18,362	1,300
Dollar General	29,400	2,134
Dollar Tree *	17,858	1,339
Domino’s Pizza	5,000	543
DR Horton	28,568	746
DreamWorks Animation SKG, Cl A *(A)	6,434	173
DSW, Cl A	7,200	250
Dunkin’ Brands Group	9,800	523
Expedia	8,567	919
Family Dollar Stores	8,762	679
Foot Locker	12,369	782
Ford Motor	356,284	5,405
Fossil Group *	4,000	284
GameStop, Cl A (A)	10,100	438
Gannett	20,059	718
Gap	21,721	833
Garmin	11,200	509
General Motors	147,300	5,298
Gentex	26,264	451
Genuine Parts	13,371	1,210

Description	Shares	Market Value ($ Thousands)
GNC Holdings, Cl A	8,000	$356
Goodyear Tire & Rubber	23,252	740
GoPro, Cl A *	1,900	105
Graham Holdings, Cl B	257	275
Groupon, Cl A *(A)	44,900	287
H&R Block	23,325	740
Hanesbrands	34,572	1,101
Harley-Davidson	20,603	1,102
Harman International Industries	5,768	695
Hasbro (A)	10,667	769
Hilton Worldwide Holdings *	12,400	359
Home Depot	116,315	12,960
Hyatt Hotels, Cl A *	3,800	218
Interpublic Group	37,575	767
J.C. Penney *(A)	29,251	251
Jarden *	17,175	911
John Wiley & Sons, Cl A	4,042	235
Johnson Controls	61,645	3,207
Kate Spade *	11,900	295
Kohl’s	18,119	1,187
L Brands	22,957	1,986
Las Vegas Sands	35,893	1,824
Lear	6,900	801
Leggett & Platt	11,219	530
Lennar, Cl A	15,430	720
Liberty Broadband, Cl A *	2,080	112
Liberty Broadband, Ser C, Cl C *	5,408	289
Liberty Interactive, Cl A *	41,947	1,173
Liberty Media *	16,640	632
Liberty Media *	8,320	319
Liberty Tripadvisor Holdings, Cl A *	5,806	163
Liberty Ventures, Ser A *	12,082	501
Lions Gate Entertainment	7,400	245
Live Nation *	13,600	389
LKQ *	27,200	777
Lowe’s	84,510	5,914
Macy’s	30,330	2,031
Madison Square Garden, Cl A *	5,360	458
Marriott International, Cl A	19,087	1,489
Mattel	28,942	747
McDonald’s	89,880	8,622
MGM Resorts International *	31,639	634
Michael Kors Holdings *	17,500	814
Michaels *	2,500	68
Mohawk Industries *	5,266	983
Morningstar	1,800	139
Murphy USA *	4,188	244
NetFlix *	5,300	3,308
Newell Rubbermaid	23,665	936
News, Cl A *	44,846	679
NIKE, Cl B	63,734	6,480
Nordstrom	11,812	858
Norwegian Cruise Line Holdings *	8,200	447
NVR *	324	441
Omnicom Group	23,444	1,747
O’Reilly Automotive *	9,240	2,028
Panera Bread, Cl A *	2,262	412
Penske Auto Group	4,000	206
Polaris Industries	5,900	844
Priceline Group *	4,600	5,391
PulteGroup	31,745	609
PVH	8,300	869
Ralph Lauren, Cl A	5,080	662

1	SEI Institutional Investments Trust / Annual Report / May 31, 2015

SCHEDULE OF INVESTMENTS

Large Cap Index Fund

May 31, 2015

Description	Shares	Market Value ($ Thousands)
Regal Entertainment Group, Cl A (A)	7,388	$155
Restaurant Brands International (A)	18,703	723
Ross Stores	20,253	1,958
Royal Caribbean Cruises	14,800	1,125
Sally Beauty Holdings *	14,200	443
Scripps Networks Interactive, Cl A	9,172	615
Sears Holdings *(A)	2,128	91
SeaWorld Entertainment	6,400	138
Service International	17,694	514
ServiceMaster Global Holdings *	3,700	124
Signet Jewelers	7,000	905
Sirius XM Holdings *	232,500	897
Six Flags Entertainment	6,500	318
Staples	56,364	928
Starbucks	137,412	7,140
Starwood Hotels & Resorts Worldwide	15,584	1,290
Starz *	8,820	370
Target	56,785	4,504
Taylor Morrison Home, Cl A *	3,900	75
Tempur Sealy International *	5,600	334
Tesla Motors *(A)	8,200	2,057
Thomson Reuters	33,600	1,343
Thor Industries	4,100	250
Tiffany	9,825	921
Time Warner	75,979	6,419
Time Warner Cable, Cl A	25,684	4,646
TJX	62,808	4,044
Toll Brothers *	15,751	570
Tractor Supply	12,300	1,072
TripAdvisor *	9,467	722
Tupperware Brands	4,800	316
Twenty-First Century Fox, Cl A	155,985	5,241
Ulta Salon Cosmetics & Fragrance *	5,452	832
Under Armour, Cl A *	14,800	1,160
Urban Outfitters *	10,120	348
VF	32,268	2,273
Viacom, Cl B	36,469	2,439
Vista Outdoor *	5,672	262
Visteon *	3,900	427
Walt Disney	156,572	17,281
Wendy’s	24,175	272
Whirlpool	6,687	1,232
Williams-Sonoma	7,962	626
Wyndham Worldwide	10,868	923
Wynn Resorts	6,896	694
Yum! Brands	40,848	3,681
Zulily, Cl A *(A)	1,700	23

		247,875

Consumer Staples — 8.6%
Altria Group	180,540	9,244
Archer-Daniels-Midland	54,179	2,863
Avon Products (A)	40,706	274
Brown-Forman, Cl B	13,127	1,237
Bunge	14,400	1,333
Campbell Soup	14,778	714
Church & Dwight	11,807	991
Clorox	12,103	1,303
Coca-Cola	359,340	14,719
Coca-Cola Enterprises	21,415	947
Colgate-Palmolive	83,650	5,587

Description	Shares	Market Value ($ Thousands)
ConAgra Foods	36,186	$1,397
Constellation Brands, Cl A	14,931	1,760
Costco Wholesale	40,181	5,729
Coty, Cl A	6,400	160
CVS Health	106,052	10,858
Dr. Pepper Snapple Group	17,500	1,341
Energizer Holdings	5,241	743
Estee Lauder, Cl A	19,608	1,714
Flowers Foods	16,525	371
General Mills	56,992	3,200
Hain Celestial Group *	8,400	531
Herbalife *(A)	6,500	338
Hershey	13,998	1,300
Hormel Foods	12,278	703
Ingredion	6,600	541
JM Smucker	9,211	1,092
Kellogg	22,103	1,387
Keurig Green Mountain	12,100	1,043
Kimberly-Clark	34,818	3,790
Kraft Foods Group	54,602	4,611
Kroger	47,073	3,427
Lorillard	34,050	2,468
McCormick	11,093	871
Mead Johnson Nutrition, Cl A	19,286	1,877
Molson Coors Brewing, Cl B	12,262	900
Mondelez International, Cl A	155,106	6,451
Monster Beverage *	12,500	1,591
Nu Skin Enterprises, Cl A (A)	5,500	278
PepsiCo	137,352	13,245
Philip Morris International	142,668	11,851
Pilgrim’s Pride (A)	5,700	146
Pinnacle Foods	4,900	207
Procter & Gamble	242,974	19,047
Reynolds American	26,620	2,043
Rite Aid *	84,200	734
Spectrum Brands Holdings	1,900	184
Sprouts Farmers Market *	9,200	276
Sysco	51,048	1,897
Tyson Foods, Cl A	25,765	1,094
Walgreens Boots Alliance	86,925	7,462
Wal-Mart Stores	144,379	10,723
WhiteWave Foods, Cl A *	15,722	755
Whole Foods Market	31,704	1,307

		170,655

Energy — 7.5%
Anadarko Petroleum	46,540	3,891
Antero Resources *	5,000	200
Apache	36,459	2,182
Atwood Oceanics	5,800	178
Baker Hughes	40,740	2,626
Cabot Oil & Gas	37,200	1,263
California Resources	28,181	221
Cameron International *	18,344	942
Cheniere Energy *	20,500	1,555
Chesapeake Energy (A)	47,266	667
Chevron	172,102	17,727
Cimarex Energy	7,400	855
Cobalt International Energy *	33,000	335
Concho Resources *	11,600	1,395
ConocoPhillips	111,876	7,124
CONSOL Energy	19,644	547
Continental Resources *(A)	8,000	364
CVR Energy (A)	1,800	70
Denbury Resources (A)	32,324	238

2	SEI Institutional Investments Trust / Annual Report / May 31, 2015

SCHEDULE OF INVESTMENTS

Large Cap Index Fund

May 31, 2015

Description	Shares	Market Value ($ Thousands)
Devon Energy	38,413	$2,505
Diamond Offshore Drilling (A)	6,209	188
Dresser-Rand Group *	6,734	570
Dril-Quip *	3,700	280
Energen	6,637	459
EOG Resources	48,990	4,345
EP Energy, Cl A *(A)	4,000	53
EQT	13,266	1,129
Exxon Mobil	386,338	32,916
FMC Technologies *	20,920	874
Frank’s International	4,000	79
Golar LNG	4,500	214
Gulfport Energy *	7,200	311
Halliburton	78,136	3,547
Helmerich & Payne	8,650	631
Hess	24,012	1,621
HollyFrontier	16,726	697
Kinder Morgan	124,422	5,162
Kosmos Energy *	9,200	82
Laredo Petroleum Holdings *(A)	7,000	95
Marathon Oil	64,476	1,753
Marathon Petroleum	21,688	2,244
Memorial Resource Development *	4,600	87
Murphy Oil	15,454	672
Nabors Industries	26,800	395
National Oilwell Varco	37,580	1,849
Newfield Exploration *	12,799	484
Noble Energy	36,824	1,612
Oasis Petroleum *	8,600	146
Occidental Petroleum	72,054	5,634
Oceaneering International	9,700	493
Oil States International *	4,300	176
ONEOK	17,758	744
Patterson-UTI Energy	13,232	267
PBF Energy, Cl A	7,000	188
Peabody Energy (A)	24,774	84
Phillips 66	52,088	4,121
Pioneer Natural Resources	13,544	2,002
QEP Resources	16,646	313
Range Resources	14,239	789
Rice Energy *	4,600	101
Rowan, Cl A	10,886	234
RPC (A)	5,550	80
SandRidge Energy *(A)	45,400	55
Schlumberger	118,063	10,717
Seadrill (A)	30,700	366
Seventy Seven Energy *	3,547	21
SM Energy	5,500	288
Southwestern Energy *	38,376	989
Spectra Energy	63,409	2,230
Superior Energy Services	14,700	339
Targa Resources	5,400	497
Teekay	3,800	174
Tesoro	11,046	978
Tidewater (A)	4,570	112
Ultra Petroleum *	14,100	196
Unit *	4,527	143
Valero Energy	46,536	2,757
Whiting Petroleum *	21,348	704
Williams	69,046	3,528
World Fuel Services	5,500	275
WPX Energy *	18,748	242

		147,217

Description	Shares	Market Value ($ Thousands)
Financials — 16.7%
ACE	31,200	$3,322
Affiliated Managers Group *	4,820	1,078
Aflac	42,656	2,654
Alexandria Real Estate Equities ‡	6,600	612
Alleghany *	1,504	715
Allied World Assurance Holdings	8,900	378
Allstate	35,425	2,385
Ally Financial *	23,900	542
American Campus Communities ‡	9,500	371
American Capital Agency ‡	31,659	660
American Express	82,834	6,603
American Financial Group	6,414	407
American Homes 4 Rent, Cl A ‡	13,200	220
American International Group	125,423	7,351
American National Insurance	222	23
American Realty Capital Properties ‡	81,400	722
American Tower, Cl A ‡	39,022	3,621
Ameriprise Financial	16,600	2,068
Annaly Capital Management ‡	82,111	857
Aon	25,144	2,545
Apartment Investment & Management, Cl A ‡	12,299	467
Arch Capital Group *	12,000	767
Arthur J Gallagher	17,204	834
Artisan Partners Asset Management, Cl A	2,500	110
Aspen Insurance Holdings	5,700	264
Associated Banc	14,684	279
Assurant	6,293	414
Assured Guaranty	15,100	432
AvalonBay Communities ‡	11,341	1,888
Axis Capital Holdings	8,800	484
Bank of America	951,663	15,703
Bank of Hawaii	4,082	256
Bank of New York Mellon	102,409	4,440
BankUnited	9,600	322
BB&T	62,406	2,463
Berkshire Hathaway, Cl B *	164,500	23,524
BioMed Realty Trust ‡	16,900	345
BlackRock, Cl A	11,385	4,164
BOK Financial	2,475	160
Boston Properties ‡	14,584	1,896
Brandywine Realty Trust ‡	15,500	218
Brixmor Property Group ‡	5,100	126
Brown & Brown	11,124	360
Camden Property Trust ‡	7,547	566
Capital One Financial	51,325	4,289
CBL & Associates Properties ‡	15,700	277
CBOE Holdings	7,900	462
CBRE Group, Cl A *	24,917	953
Charles Schwab	104,285	3,301
Chimera Investment ‡	18,880	272
Chubb	21,118	2,059
Cincinnati Financial	14,486	733
CIT Group	16,600	768
Citigroup	275,004	14,872
Citizens Financial Group	14,100	378
City National	4,538	418
CME Group, Cl A	29,670	2,795
CNA Financial	1,700	66
Columbia Property Trust ‡	11,800	307
Comerica	15,553	761

3	SEI Institutional Investments Trust / Annual Report / May 31, 2015

SCHEDULE OF INVESTMENTS

Large Cap Index Fund

May 31, 2015

Description	Shares	Market Value ($ Thousands)
Commerce Bancshares	7,442	$332
Communications Sales & Leasing ‡	10,829	282
Corporate Office Properties Trust ‡	7,900	203
Corrections Corp of America ‡	10,240	360
Crown Castle International ‡	31,396	2,560
Cullen/Frost Bankers	4,568	335
DDR ‡	24,700	418
Digital Realty Trust ‡	12,000	793
Discover Financial Services	38,289	2,231
Douglas Emmett ‡	12,600	370
Duke Realty ‡	29,509	577
E*TRADE Financial *	26,500	781
East West Bancorp	12,300	528
Eaton Vance	11,010	447
Endurance Specialty Holdings	4,000	243
Equity Commonwealth *‡	11,525	297
Equity Lifestyle Properties ‡	7,700	422
Equity Residential ‡	33,687	2,504
Erie Indemnity, Cl A	2,419	197
Essex Property Trust ‡	5,354	1,192
Everest Re Group	4,200	762
Extra Space Storage ‡	10,100	707
Federal Realty Investment Trust, Cl REIT ‡	6,096	820
Federated Investors, Cl B (A)	8,158	284
Fifth Third Bancorp	73,282	1,483
First Horizon National	21,756	321
First Niagara Financial Group	34,200	305
First Republic Bank	11,600	702
FNF Group	24,852	943
FNFV Group *	5,497	84
Forest City Enterprises, Cl A *	14,742	340
Franklin Resources	33,909	1,726
Fulton Financial	17,395	220
Gaming and Leisure Properties ‡	7,591	278
General Growth Properties ‡	49,353	1,398
Genworth Financial, Cl A *	44,092	350
Goldman Sachs Group	40,675	8,387
Hanover Insurance Group	3,793	270
Hartford Financial Services Group	38,810	1,595
HCC Insurance Holdings	9,041	517
HCP ‡	43,774	1,695
Health Care ‡	32,583	2,289
Healthcare Trust of America, Cl A ‡	11,200	278
Home Properties ‡	5,500	409
Hospitality Properties Trust ‡	13,466	407
Host Hotels & Resorts, Cl REIT ‡	64,940	1,294
Howard Hughes *	3,673	541
Hudson City Bancorp	48,328	460
Huntington Bancshares	70,434	784
Interactive Brokers Group, Cl A	5,600	200
Intercontinental Exchange	10,780	2,553
Invesco	37,300	1,486
Iron Mountain ‡	16,503	602
Jones Lang LaSalle	4,000	693
JPMorgan Chase	340,034	22,368
KeyCorp	79,195	1,155
Kilroy Realty ‡	7,300	504
Kimco Realty ‡	35,644	854
Lamar Advertising, Cl A ‡	7,040	427
Lazard, Cl A	11,000	611
Legg Mason (A)	9,181	490

Description	Shares	Market Value ($ Thousands)
Leucadia National	31,306	$771
Liberty Property Trust ‡	12,806	447
Lincoln National	24,788	1,413
Loews	27,836	1,117
LPL Financial Holdings (A)	7,900	337
M&T Bank (A)	11,534	1,394
Macerich ‡	14,811	1,216
Markel *	1,250	966
Marsh & McLennan	51,065	2,974
MBIA *	13,559	122
McGraw Hill Financial	24,839	2,577
Mercury General	2,396	133
MetLife	83,909	4,385
MFA Mortgage Investments, Cl REIT ‡	33,700	268
Mid-America Apartment Communities ‡	6,600	504
Moody’s	16,327	1,765
Morgan Stanley	137,178	5,240
MSCI, Cl A	10,300	639
NASDAQ OMX Group	10,500	543
National Retail Properties, Cl REIT ‡	11,400	428
Nationstar Mortgage Holdings *	2,500	49
Navient	35,614	686
New York Community Bancorp (A)	40,672	722
Northern Trust	20,005	1,491
NorthStar Asset Management Group	17,300	378
NorthStar Realty Finance ‡	27,100	492
Ocwen Financial *(A)	9,200	93
Old Republic International	23,390	362
Omega Healthcare Investors ‡	16,600	598
Outfront Media ‡	12,680	351
PacWest Bancorp	9,600	431
Paramount Group ‡	13,200	242
PartnerRe	4,500	591
People’s United Financial	28,134	438
Piedmont Office Realty Trust, Cl A ‡	14,600	251
Plum Creek Timber ‡	15,921	657
PNC Financial Services Group	49,022	4,691
Popular *	9,053	294
Post Properties ‡	5,000	284
Principal Financial Group	27,608	1,427
ProAssurance	5,500	248
Progressive	50,680	1,386
Prologis ‡	47,618	1,885
Prudential Financial	42,563	3,601
Public Storage ‡	13,068	2,529
Raymond James Financial	11,321	658
Rayonier ‡	11,704	302
Realogy Holdings *	12,400	582
Realty Income, Cl REIT ‡	19,500	889
Regency Centers ‡	8,308	525
Regions Financial	130,787	1,320
Reinsurance Group of America, Cl A	6,099	571
RenaissanceRe Holdings	5,100	521
Retail Properties of America, Cl A ‡	21,400	321
Santander Consumer USA Holdings *	8,000	196
SEI (B)	11,742	562

4	SEI Institutional Investments Trust / Annual Report / May 31, 2015

SCHEDULE OF INVESTMENTS

Large Cap Index Fund

May 31, 2015

Description	Shares	Market Value ($ Thousands)
Senior Housing Properties Trust ‡	18,400	$368
Signature Bank NY *	4,300	601
Simon Property Group ‡	28,481	5,166
SL Green Realty ‡	8,268	981
SLM	37,014	380
Spirit Realty Capital ‡	32,700	353
StanCorp Financial Group	4,042	300
Starwood Property Trust ‡	19,500	466
State Street	39,994	3,117
SunTrust Banks	45,846	1,957
SVB Financial Group *	4,200	567
Synchrony Financial *(A)	11,700	378
Synovus Financial	12,096	351
T. Rowe Price Group	24,980	2,016
Tanger Factory Outlet Centers ‡	8,200	276
Taubman Centers ‡	5,800	429
TCF Financial	15,001	236
TD Ameritrade Holding	23,945	890
TFS Financial	6,200	92
Torchmark	12,087	690
Travelers	29,775	3,011
Two Harbors Investment ‡	31,800	340
UDR, Cl REIT ‡	21,293	693
Unum Group	21,905	766
Urban Edge Properties ‡	8,168	176
US Bancorp	156,597	6,751
Validus Holdings	7,926	340
Ventas ‡	28,892	1,922
Vornado Realty Trust ‡	16,336	1,632
Voya Financial	11,500	521
Waddell & Reed Financial, Cl A	6,900	330
Weingarten Realty Investors ‡	11,267	380
Wells Fargo	429,266	24,022
Weyerhaeuser, Cl REIT ‡	45,373	1,477
White Mountains Insurance Group	547	355
WP Carey ‡	8,800	560
WP GLIMCHER ‡	15,090	212
WR Berkley	8,814	432
XL Group, Cl A	24,700	931
Zions Bancorporation	17,002	491

		329,810

Health Care — 14.4%
Abbott Laboratories	137,076	6,662
AbbVie	153,062	10,192
Actavis *	32,954	10,111
Aetna	33,035	3,897
Agilent Technologies	28,464	1,172
Alere *	7,400	382
Alexion Pharmaceuticals *	18,300	2,998
Align Technology *	7,700	467
Alkermes *	12,800	782
Allscripts Healthcare Solutions *	16,500	232
Alnylam Pharmaceuticals *	5,900	774
AmerisourceBergen	19,524	2,198
Amgen	68,658	10,729
Anthem	23,231	3,899
athenahealth *(A)	3,200	373
Baxter International	50,175	3,342
Becton Dickinson	19,578	2,751
Biogen *	21,500	8,535
BioMarin Pharmaceutical *	14,900	1,871
Bio-Rad Laboratories, Cl A *	1,900	274
Bio-Techne	3,441	348

Description	Shares	Market Value ($ Thousands)
Boston Scientific *	124,639	$2,277
Bristol-Myers Squibb	150,459	9,720
Brookdale Senior Living, Cl A *	15,100	569
Bruker *	9,400	187
C.R. Bard	6,585	1,122
Cardinal Health	31,629	2,789
Catamaran *	18,348	1,098
Celgene *	72,760	8,327
Centene *	9,600	723
Cerner *	28,396	1,911
Charles River Laboratories International *	4,443	321
Cigna	24,355	3,430
Community Health Systems *	10,191	564
Cooper	4,004	728
DaVita HealthCare Partners *	15,216	1,275
Dentsply International	11,998	624
Edwards Lifesciences *	9,414	1,231
Eli Lilly	89,761	7,082
Endo International *	16,997	1,424
Envision Healthcare Holdings *	7,700	284
Express Scripts Holding *	67,236	5,859
Gilead Sciences	139,034	15,609
Halyard Health *	4,227	175
HCA Holdings *	28,300	2,316
Health Net *	7,602	473
Henry Schein *	7,584	1,074
Hill-Rom Holdings	5,224	269
Hologic *	21,200	758
Hospira *	14,481	1,280
Humana	14,475	3,107
Idexx Laboratories *	4,252	577
Illumina *	13,005	2,680
IMS Health Holdings *	6,800	202
Incyte *	12,900	1,421
Intercept Pharmaceuticals *(A)	1,200	306
Intuitive Surgical *	3,400	1,659
Jazz Pharmaceuticals *	5,300	950
Johnson & Johnson	254,309	25,466
Laboratory Corp of America Holdings *	8,590	1,013
LifePoint Hospitals *	3,976	299
Mallinckrodt *	9,812	1,270
McKesson	20,366	4,831
Medivation *	6,900	911
MEDNAX *	8,500	605
Medtronic	129,826	9,908
Merck	264,443	16,102
Mettler Toledo International *	2,636	856
Mylan *	32,419	2,355
Myriad Genetics *(A)	6,900	234
Omnicare	8,331	794
Patterson	7,683	368
PerkinElmer	10,134	534
Perrigo	13,200	2,512
Pfizer	572,822	19,906
Premier, Cl A *	3,500	134
QIAGEN *(A)	21,400	526
Quest Diagnostics	12,744	959
Quintiles Transnational Holdings *	4,400	307
Regeneron Pharmaceuticals *	7,300	3,742
ResMed	11,935	702
Seattle Genetics *(A)	9,100	392
Sirona Dental Systems *	5,200	513

5	SEI Institutional Investments Trust / Annual Report / May 31, 2015

SCHEDULE OF INVESTMENTS

Large Cap Index Fund

May 31, 2015

Description	Shares	Market Value ($ Thousands)
St. Jude Medical	24,346	$1,796
Stryker	31,204	3,000
Teleflex (A)	3,740	482
Tenet Healthcare *	8,698	463
Thermo Fisher Scientific	36,625	4,748
United Therapeutics *	4,300	790
UnitedHealth Group	88,920	10,689
Universal Health Services, Cl B	7,576	982
Varian Medical Systems *(A)	8,930	773
VCA Antech *	8,139	427
Veeva Systems, Cl A *(A)	4,000	109
Vertex Pharmaceuticals *	22,000	2,822
Waters *	7,272	972
Zimmer Holdings	16,025	1,828
Zoetis, Cl A	43,244	2,152

		283,662

Industrials — 10.6%
3M	59,433	9,454
Acuity Brands	3,800	671
ADT (A)	15,400	562
AECOM Technology *	13,116	433
AGCO (A)	8,600	437
Air Lease, Cl A	7,900	297
Alaska Air Group	12,200	788
Allegion	8,866	554
Allison Transmission Holdings, Cl A	12,700	389
AMERCO	700	230
American Airlines Group	66,500	2,817
Ametek	21,380	1,149
AO Smith	6,800	485
Armstrong World Industries *	4,100	225
Avis Budget Group *	9,700	495
B/E Aerospace	8,866	508
Babcock & Wilcox	9,850	328
Boeing	61,691	8,669
C.H. Robinson Worldwide	12,686	783
Carlisle	5,766	572
Caterpillar	55,888	4,768
Chicago Bridge & Iron (A)	9,095	494
Cintas	8,957	771
Clean Harbors *	5,800	327
Colfax *	7,900	398
Con-way	4,223	171
Copa Holdings, Cl A (A)	3,000	256
Copart *	10,318	357
Covanta Holding	9,700	214
Crane	4,700	284
CSX	93,196	3,176
Cummins	17,212	2,333
Danaher	54,402	4,696
Deere	30,919	2,896
Delta Air Lines	78,300	3,361
Donaldson (A)	13,144	469
Dover	14,457	1,090
Dun & Bradstreet	3,256	417
Eaton	44,318	3,173
Emerson Electric	64,820	3,909
Equifax	10,956	1,099
Expeditors International of Washington	16,848	772
Fastenal (A)	29,124	1,209
FedEx	26,444	4,581
Flowserve	11,600	638

Description	Shares	Market Value ($ Thousands)
Fluor	14,308	$804
Fortune Brands Home & Security	14,020	643
GATX	4,200	234
General Dynamics	27,472	3,851
General Electric	901,423	24,582
Genesee & Wyoming, Cl A *	4,600	379
Graco	5,424	394
HD Supply Holdings *	9,600	311
Hertz Global Holdings *	40,100	798
Hexcel	8,800	433
Honeywell International	71,290	7,428
Hubbell, Cl B	5,392	583
Huntington Ingalls Industries	4,096	508
IDEX	7,093	548
IHS, Cl A *	6,200	765
Illinois Tool Works	26,480	2,485
Ingersoll-Rand	23,300	1,603
ITT	7,951	339
Jacobs Engineering Group *	12,302	532
JB Hunt Transport Services	7,772	653
Joy Global	8,933	348
Kansas City Southern	9,500	860
KAR Auction Services	11,600	432
KBR	13,180	252
Kennametal	7,000	252
Kirby *	5,200	399
KLX *	4,883	214
L-3 Communications Holdings, Cl 3	7,377	869
Landstar System	4,165	272
Lennox International	3,900	439
Lincoln Electric Holdings	7,400	497
Lockheed Martin	24,229	4,560
Manitowoc	10,500	198
Manpowergroup	7,184	608
Masco	30,409	823
Middleby *	5,200	565
MRC Global *	8,800	135
MSC Industrial Direct, Cl A	4,220	293
Navistar International *	4,900	130
Nielsen Holdings	24,100	1,084
Nordson	5,800	469
Norfolk Southern	28,733	2,643
Northrop Grumman	18,278	2,910
NOW *(A)	9,870	228
Old Dominion Freight Line *	5,800	394
Orbital ATK	6,536	500
Oshkosh Truck	6,659	334
Owens Corning	10,800	458
Paccar	33,470	2,127
Pall	9,345	1,163
Parker Hannifin	11,704	1,410
Pentair	16,873	1,080
Pitney Bowes	18,085	395
Precision Castparts	13,446	2,846
Quanta Services *	19,700	578
Raytheon	28,968	2,991
Regal-Beloit	4,000	313
Republic Services, Cl A	22,742	916
Robert Half International	11,676	658
Rockwell Automation	12,904	1,586
Rockwell Collins	12,079	1,150
Rollins	8,850	220
Roper Industries	9,500	1,662

6	SEI Institutional Investments Trust / Annual Report / May 31, 2015

SCHEDULE OF INVESTMENTS

Large Cap Index Fund

May 31, 2015

Description	Shares	Market Value ($ Thousands)
RR Donnelley & Sons	19,177	$368
Ryder System	4,806	441
Snap-on	4,991	776
SolarCity *	4,000	240
Southwest Airlines	64,320	2,383
Spirit AeroSystems Holdings, Cl A *	10,800	590
Spirit Airlines *	6,400	407
SPX	3,511	261
Stanley Black & Decker	14,693	1,505
Stericycle *	7,426	1,020
Terex	10,048	248
Textron	24,022	1,086
Timken	7,869	308
Toro	5,020	343
Towers Watson, Cl A	5,500	759
TransDigm Group	4,700	1,062
Trinity Industries	14,400	432
Triumph Group	4,800	320
Tyco International	36,700	1,481
Union Pacific	82,332	8,308
United Continental Holdings *	32,600	1,780
United Parcel Service, Cl B	64,641	6,414
United Rentals *	8,700	773
United Technologies	83,190	9,747
USG *	8,800	254
Valmont Industries (A)	2,400	299
Vectrus *	1,011	25
Verisk Analytics, Cl A *	14,200	1,031
Veritiv *	771	32
WABCO Holdings *	4,624	585
Wabtec	8,600	863
Waste Connections	11,350	551
Waste Management	43,594	2,164
WESCO International *	4,100	295
WW Grainger	5,181	1,245
Xylem	15,502	567

		208,802

Information Technology — 19.2%
3D Systems *(A)	10,400	227
Accenture, Cl A	58,100	5,580
Activision Blizzard	44,256	1,118
Adobe Systems *	46,102	3,646
Advanced Micro Devices *(A)	63,134	144
Akamai Technologies *	15,818	1,207
Alliance Data Systems *	5,612	1,673
Altera	27,173	1,327
Amdocs	13,500	741
Amphenol, Cl A	30,184	1,722
Analog Devices	27,512	1,870
Ansys *	7,800	694
AOL *	7,434	372
Apple	543,415	70,796
Applied Materials	113,655	2,288
Arista Networks *	500	35
ARRIS Group *	11,900	393
Arrow Electronics *	8,789	534
Atmel	37,700	334
Autodesk *	20,237	1,096
Automatic Data Processing	44,492	3,804
Avago Technologies, Cl A	21,900	3,243
Avnet	12,410	546
AVX	1,424	20
Booz Allen Hamilton Holding, Cl A	6,700	170

Description	Shares	Market Value ($ Thousands)
Broadcom, Cl A	46,568	$2,647
Broadridge Financial Solutions	9,773	529
Brocade Communications Systems	39,300	486
CA	28,538	869
Cadence Design Systems *	25,563	506
CDK Global	14,397	767
CDW	8,200	304
Cisco Systems	464,027	13,601
Citrix Systems *	14,187	922
Cognizant Technology Solutions, Cl A *	54,876	3,552
CommScope Holding *	5,600	174
Computer Sciences	12,364	848
CoreLogic *	7,984	311
Corning	121,758	2,547
CoStar Group *	2,700	564
Cree *(A)	10,722	325
Diebold	5,529	189
Dolby Laboratories, Cl A	4,343	170
DST Systems	2,695	319
eBay *	115,611	7,094
EchoStar, Cl A *	3,732	187
Electronic Arts *	26,865	1,686
EMC	171,597	4,520
Equinix ‡	4,715	1,264
F5 Networks *	6,738	847
Facebook, Cl A *	178,700	14,151
FactSet Research Systems	3,900	644
Fidelity National Information Services	27,590	1,730
FireEye *	8,100	377
First Solar *	6,600	328
Fiserv *	21,238	1,702
FleetCor Technologies *	7,400	1,126
FLIR Systems	11,700	358
Fortinet *	12,600	505
Freescale Semiconductor *	9,500	429
Gartner *	7,600	665
Genpact *	15,700	353
Global Payments	6,034	630
Google, Cl A *	25,429	13,867
Google, Cl C *	25,799	13,728
Harris	10,855	860
Hewlett-Packard	173,470	5,794
HomeAway *	8,500	239
IAC	6,632	498
Informatica *	8,500	411
Ingram Micro, Cl A *	14,723	395
Intel	450,658	15,530
International Business Machines	85,598	14,522
Intuit	24,686	2,571
IPG Photonics *	3,000	285
Jabil Circuit	17,874	439
Jack Henry & Associates	7,900	514
JDS Uniphase *	21,240	272
Juniper Networks	37,525	1,043
Keysight Technologies *	14,932	491
Kla-Tencor	14,809	883
Knowles *(A)	8,378	162
Lam Research	14,452	1,189
Leidos Holdings	5,900	251
LendingClub *(A)	10,900	209
Lexmark International, Cl A	5,386	248

7	SEI Institutional Investments Trust / Annual Report / May 31, 2015

SCHEDULE OF INVESTMENTS

Large Cap Index Fund

May 31, 2015

Description	Shares	Market Value ($ Thousands)
Linear Technology	21,057	$1,008
LinkedIn, Cl A *	9,800	1,910
Marvell Technology Group	36,400	509
MasterCard, Cl A	91,500	8,442
Maxim Integrated Products	25,000	877
Microchip Technology (A)	17,022	836
Micron Technology *	99,816	2,788
Microsoft	743,400	34,836
Motorola Solutions	17,333	1,023
National Instruments	8,704	260
NCR *	15,189	456
NetApp	27,155	907
NetSuite *	3,600	336
Nuance Communications *	24,100	407
Nvidia	48,456	1,072
ON Semiconductor *	39,300	521
Oracle	297,520	12,939
Palo Alto Networks *	4,800	814
Pandora Media *	19,400	362
Paychex	30,407	1,502
PTC *	11,200	462
Qualcomm	153,159	10,672
Rackspace Hosting *	9,800	393
Red Hat *	16,427	1,269
Rovi *(A)	8,500	142
Sabre	5,100	133
Salesforce.com *	55,252	4,020
SanDisk	19,169	1,311
ServiceNow *	12,800	981
Skyworks Solutions	16,900	1,848
SolarWinds *	5,900	280
Solera Holdings	6,200	306
Splunk *	10,800	730
Stratasys *(A)	4,400	156
SunEdison *(A)	22,300	668
SunPower, Cl A *	4,100	125
Symantec	59,648	1,469
Synopsys *	13,982	698
Tableau Software, Cl A *	3,600	408
Tech Data *	3,550	224
Teradata *	13,289	517
Teradyne	17,863	378
Texas Instruments	99,008	5,536
Total System Services	14,991	618
Trimble Navigation *	23,928	561
Twitter *	48,300	1,771
Vantiv, Cl A *	11,100	444
VeriFone Holdings *	10,200	389
VeriSign *(A)	9,785	618
Visa, Cl A	181,800	12,486
Vishay Intertechnology	12,950	169
VMware, Cl A *	7,400	646
Western Digital	19,430	1,892
Western Union (A)	46,728	1,026
Workday, Cl A *	8,300	655
Xerox	99,996	1,142
Xilinx	22,857	1,084
Yahoo! *	87,281	3,747
Yelp, Cl A *(A)	4,800	230
Zebra Technologies, Cl A *	4,825	529
Zillow Group, Cl A *(A)	4,143	379
Zynga, Cl A *	61,800	182

		379,306

Description	Shares	Market Value ($ Thousands)
Materials — 3.5%
Air Products & Chemicals	19,694	$2,890
Airgas	6,615	674
Albemarle	9,573	576
Alcoa	100,602	1,257
Allegheny Technologies	10,297	335
AptarGroup	6,000	383
Ashland	5,976	761
Avery Dennison	8,310	515
Axalta Coating Systems *	2,300	79
Ball	11,850	841
Bemis	9,174	422
Cabot	6,173	256
Carpenter Technology	4,600	188
Celanese, Cl A	13,683	942
CF Industries Holdings	4,566	1,442
Cliffs Natural Resources (A)	13,700	73
Compass Minerals International	3,100	267
Crown Holdings *	11,651	644
Cytec Industries	6,962	421
Domtar	6,100	264
Dow Chemical	110,570	5,757
E.I. du Pont de Nemours	83,892	5,957
Eagle Materials	4,500	376
Eastman Chemical	13,428	1,031
Ecolab	24,808	2,844
FMC	11,820	676
Freeport-McMoRan, Cl B	90,624	1,781
Greif, Cl A	2,700	103
Huntsman	18,929	425
International Flavors & Fragrances	6,891	820
International Paper	37,855	1,962
LyondellBasell Industries, Cl A	34,800	3,518
Martin Marietta Materials	5,463	814
MeadWestvaco	15,058	761
Monsanto	44,350	5,188
Mosaic	29,278	1,343
NewMarket (A)	800	368
Newmont Mining	45,033	1,227
Nucor	27,290	1,291
Owens-Illinois *	13,491	323
Packaging Corp of America	8,299	574
Platform Specialty Products *	8,000	209
PPG Industries	12,823	2,935
Praxair	27,125	3,333
Rayonier Advanced Materials	3,901	64
Reliance Steel & Aluminum	7,100	453
Rock-Tenn, Cl A	12,700	827
Royal Gold	6,100	395
RPM International	12,269	614
Scotts Miracle-Gro, Cl A	4,006	246
Sealed Air	18,468	899
Sherwin-Williams	7,537	2,172
Sigma-Aldrich	11,148	1,553
Silgan Holdings	3,004	163
Sonoco Products	9,046	407
Southern Copper	12,868	386
Steel Dynamics	20,200	440
Tahoe Resources	21,300	297
TimkenSteel	3,934	117
United States Steel (A)	12,783	312
Valspar	7,464	623
Vulcan Materials	11,557	1,039
Westlake Chemical	3,800	268
WR Grace *	6,500	637

		68,758

8	SEI Institutional Investments Trust / Annual Report / May 31, 2015

SCHEDULE OF INVESTMENTS

Large Cap Index Fund

May 31, 2015

Description	Shares	Market Value ($ Thousands)
Telecommunication Services — 2.1%
AT&T	469,633	$16,221
CenturyLink	54,754	1,820
Frontier Communications	89,895	463
Level 3 Communications *	24,686	1,370
SBA Communications, Cl A *	12,100	1,353
Sprint *(A)	59,715	278
Telephone & Data Systems	7,880	234
T-Mobile US *	23,600	917
US Cellular *	831	32
Verizon Communications	371,776	18,381
Windstream Holdings (A)	9,024	73

		41,142

Utilities — 2.9%
AES	62,924	856
AGL Resources	10,947	551
Alliant Energy	9,976	611
Ameren	21,590	869
American Electric Power	44,450	2,502
American Water Works	15,900	841
Aqua America	16,246	427
Atmos Energy	9,191	497
Calpine *	33,700	677
Centerpoint Energy	38,515	785
CMS Energy	23,942	817
Consolidated Edison	25,316	1,566
Dominion Resources	53,612	3,781
DTE Energy	15,264	1,209
Duke Energy	65,016	4,924
Edison International	28,179	1,714
Entergy	17,398	1,330
Eversource Energy	27,108	1,335
Exelon	80,076	2,709
FirstEnergy	36,027	1,285
Great Plains Energy	12,071	315
Hawaiian Electric Industries	9,146	279
Integrys Energy Group	6,702	482
ITC Holdings	14,100	498
MDU Resources Group	17,521	367
National Fuel Gas	7,089	455
NextEra Energy	40,173	4,111
NiSource	27,421	1,294
NRG Energy	30,200	761
OGE Energy	16,736	527
Pepco Holdings	23,044	628
PG&E	43,618	2,332
Pinnacle West Capital	9,392	572
PPL	58,026	2,014
Public Service Enterprise Group	43,352	1,848
Questar	15,646	355
SCANA	11,920	634
Sempra Energy	22,923	2,463
Southern	82,303	3,596
TECO Energy	18,500	349
UGI	15,525	581
Vectren	7,391	315
Westar Energy, Cl A	10,800	396
Wisconsin Energy	19,598	946

Description	Shares/Face Amount ($ Thousands)	Market Value ($ Thousands)
Xcel Energy	43,081	$1,467

		56,871

Total Common Stock (Cost $1,063,777) ($ Thousands)		1,934,098

AFFILIATED PARTNERSHIP — 1.3%
SEI Liquidity Fund, L.P.
0.060% ** †(C)	25,575,279	25,575

Total Affiliated Partnership (Cost $25,575) ($ Thousands)		25,575

CASH EQUIVALENT — 1.8%
SEI Daily Income Trust, Prime Obligation Fund, Cl A
0.010% ** †	36,001,609	36,002

Total Cash Equivalent (Cost $36,002) ($ Thousands)		36,002

U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Bills
0.005%, 07/09/2015 (C) (D)	$2,150	2,150

Total U.S. Treasury Obligation (Cost $2,150) ($ Thousands)		2,150

Total Investments — 101.3% (Cost $1,127,504) ($ Thousands)		$1,997,825

A list of the open futures contracts held by the Fund at May 31, 2015, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Appreciation ($ Thousands)
S&P 500 Index E-MINI	322	Jun-2015	$893
S&P Mid 400 Index E-MINI	35	Jun-2015	105

			$998

For the year ended May 31, 2015, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $1,972,254 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2015.

†	Investment in Affiliated Security (see Note 6).

‡	Real Estate Investment Trust.

(A)	This security or a partial position of this security is on loan at May 31, 2015 (see Note 12). The total market value of securities on loan at May 31, 2015 was $24,808 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan (See Note 12). The total value of such securities as of May 31, 2015 was $25,575 ($ Thousands).

(C)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

(D)	The rate reported is the effective yield at time of purchase.

AID — Agency for International Development

Cl — Class

L.P. — Limited Partnership

Ser — Series

S&P — Standard & Poor’s

9	SEI Institutional Investments Trust / Annual Report / May 31, 2015

SCHEDULE OF INVESTMENTS

Large Cap Index Fund

May 31, 2015

The following is a list of the level of inputs used as of May 31, 2015, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$1,934,098	$—	$—	$1,934,098
Affiliated Partnership	—	25,575	—	25,575
Cash Equivalent	36,002	—	—	36,002
U.S. Treasury Obligation	—	2,150	—	2,150

Total Investments in Securities	$1,970,100	$27,725	$—	$1,997,825

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$998	$—	$—	$998

*	Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended May 31, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2015, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

10	SEI Institutional Investments Trust / Annual Report / May 31, 2015

SCHEDULE OF INVESTMENTS

S&P 500 Index Fund

May 31, 2015

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 98.2%

Consumer Discretionary — 12.2%
Amazon.com *	63,960	$27,454
AutoNation *	11,600	724
AutoZone *	5,345	3,600
Bed Bath & Beyond *	29,800	2,125
Best Buy	49,387	1,714
BorgWarner	38,300	2,304
Cablevision Systems, Cl A (A)	35,200	863
Carmax *	35,500	2,522
Carnival, Cl A	76,000	3,521
CBS, Cl B	77,082	4,758
Chipotle Mexican Grill, Cl A *	5,220	3,213
Coach	46,791	1,655
Comcast, Cl A	426,974	24,961
Darden Restaurants	21,095	1,383
Delphi Automotive	48,900	4,253
DIRECTV *	84,591	7,701
Discovery Communications, Cl A *	23,900	811
Discovery Communications, Cl C *	43,400	1,365
Dollar General	51,200	3,717
Dollar Tree *	34,696	2,602
DR Horton	56,391	1,473
Expedia	15,895	1,705
Family Dollar Stores	15,400	1,194
Ford Motor	665,343	10,093
Fossil Group *	6,900	490
GameStop, Cl A (A)	17,400	755
Gannett	38,500	1,378
Gap	43,000	1,648
Garmin	19,395	882
General Motors	227,587	8,187
Genuine Parts	25,800	2,334
Goodyear Tire & Rubber	43,300	1,379
H&R Block	44,191	1,402
Hanesbrands	67,800	2,160
Harley-Davidson	35,800	1,915
Harman International Industries	11,695	1,410
Hasbro (A)	17,995	1,298
Home Depot	221,487	24,678
Interpublic Group	66,300	1,354
Johnson Controls	110,696	5,758
Kohl’s	32,791	2,147
L Brands	41,500	3,591
Leggett & Platt	22,195	1,049
Lennar, Cl A	28,691	1,338
Lowe’s	163,587	11,448
Macy’s	57,400	3,843
Marriott International, Cl A	34,996	2,729
Mattel	54,387	1,404
McDonald’s	161,587	15,501
Michael Kors Holdings *	32,300	1,502
Mohawk Industries *	10,500	1,960
NetFlix *	10,197	6,363
Newell Rubbermaid	43,591	1,723
News, Cl A *	80,283	1,216
NIKE, Cl B	117,691	11,966
Nordstrom	22,595	1,641
Omnicom Group	41,600	3,100
O’Reilly Automotive *	17,100	3,754
Priceline Group *	8,784	10,295
PulteGroup	53,283	1,022
PVH	13,200	1,381

Description	Shares	Market Value ($ Thousands)
Ralph Lauren, Cl A	9,695	$1,264
Ross Stores	34,900	3,374
Royal Caribbean Cruises	26,700	2,029
Scripps Networks Interactive, Cl A	15,500	1,039
Staples	102,878	1,694
Starbucks	252,182	13,103
Starwood Hotels & Resorts Worldwide	29,000	2,400
Target	107,191	8,502
Tiffany	19,095	1,790
Time Warner	139,687	11,801
Time Warner Cable, Cl A	47,296	8,555
TJX	114,891	7,397
Tractor Supply	23,000	2,004
TripAdvisor *	18,895	1,441
Twenty-First Century Fox, Cl A	307,574	10,334
Under Armour, Cl A *	27,095	2,125
Urban Outfitters *	16,300	560
VF	57,691	4,063
Viacom, Cl B	61,600	4,120
Walt Disney	262,683	28,992
Whirlpool	13,200	2,432
Wyndham Worldwide	19,400	1,647
Wynn Resorts	13,800	1,390
Yum! Brands	72,900	6,569

		390,337

Consumer Staples — 9.3%
Altria Group	330,983	16,946
Archer-Daniels-Midland	106,791	5,644
Brown-Forman, Cl B	26,296	2,479
Campbell Soup	28,591	1,382
Clorox	22,200	2,390
Coca-Cola	660,257	27,044
Coca-Cola Enterprises	34,900	1,544
Colgate-Palmolive	143,391	9,577
ConAgra Foods	71,887	2,776
Constellation Brands, Cl A	28,400	3,348
Costco Wholesale	74,000	10,552
CVS Health	189,083	19,358
Dr. Pepper Snapple Group	32,600	2,498
Estee Lauder, Cl A	37,600	3,287
General Mills	101,696	5,710
Hershey	25,000	2,321
Hormel Foods	21,596	1,236
JM Smucker	16,495	1,955
Kellogg	42,800	2,686
Keurig Green Mountain	19,500	1,682
Kimberly-Clark	61,496	6,695
Kraft Foods Group	98,891	8,351
Kroger	82,691	6,020
Lorillard	60,696	4,399
McCormick	20,595	1,617
Mead Johnson Nutrition, Cl A	34,100	3,318
Molson Coors Brewing, Cl B	27,095	1,988
Mondelez International, Cl A	277,378	11,536
Monster Beverage *	24,700	3,144
PepsiCo	249,078	24,019
Philip Morris International	259,978	21,597
Procter & Gamble	453,670	35,563
Reynolds American	52,000	3,991
Sysco	99,900	3,712
Tyson Foods, Cl A	49,487	2,101
Walgreens Boots Alliance	146,587	12,583
Wal-Mart Stores	265,483	19,718
Whole Foods Market	60,991	2,515

		297,282

1	SEI Institutional Investments Trust / Annual Report / May 31, 2015

SCHEDULE OF INVESTMENTS

S&P 500 Index Fund

May 31, 2015

Description	Shares	Market Value ($ Thousands)
Energy — 7.8%
Anadarko Petroleum	85,295	$7,132
Apache	63,500	3,800
Baker Hughes	73,200	4,718
Cabot Oil & Gas	69,887	2,373
Cameron International *	31,100	1,596
Chesapeake Energy (A)	83,178	1,174
Chevron	315,878	32,536
Cimarex Energy	15,896	1,836
ConocoPhillips	207,083	13,187
CONSOL Energy	37,000	1,030
Devon Energy	65,100	4,246
Diamond Offshore Drilling (A)	9,500	288
Ensco, Cl A	37,600	884
EOG Resources	92,291	8,185
EQT	25,695	2,186
Exxon Mobil	704,600	60,032
FMC Technologies *	37,200	1,555
Halliburton	142,991	6,492
Helmerich & Payne	17,295	1,262
Hess	41,000	2,768
Kinder Morgan	286,583	11,890
Marathon Oil	113,900	3,097
Marathon Petroleum	45,996	4,759
Murphy Oil	26,791	1,164
National Oilwell Varco	65,900	3,242
Newfield Exploration *	25,800	976
Noble	37,878	634
Noble Energy	65,300	2,859
Occidental Petroleum	129,595	10,133
ONEOK	35,391	1,484
Phillips 66	91,496	7,239
Pioneer Natural Resources	25,096	3,710
QEP Resources	24,387	459
Range Resources	28,100	1,557
Schlumberger	214,383	19,460
Southwestern Energy *	65,200	1,680
Spectra Energy	113,100	3,978
Tesoro	21,200	1,876
Transocean (A)	54,700	1,031
Valero Energy	86,700	5,136
Williams	113,296	5,789

		249,433

Financials — 15.9%
ACE	55,095	5,866
Affiliated Managers Group *	9,200	2,058
Aflac	73,991	4,604
Allstate	70,200	4,726
American Express	147,387	11,750
American International Group	230,778	13,526
American Tower, Cl A ‡	71,100	6,597
Ameriprise Financial	30,800	3,837
Aon	47,200	4,778
Apartment Investment & Management, Cl A ‡	25,100	952
Assurant	10,695	704
AvalonBay Communities ‡	22,300	3,713
Bank of America	1,767,483	29,163
Bank of New York Mellon	187,387	8,125

Description	Shares	Market Value ($ Thousands)
BB&T	121,491	$4,795
Berkshire Hathaway, Cl B *	306,328	43,805
BlackRock, Cl A	21,396	7,826
Boston Properties ‡	25,800	3,355
Capital One Financial	92,796	7,754
CBRE Group, Cl A *	47,391	1,812
Charles Schwab	194,291	6,149
Chubb	38,900	3,793
Cincinnati Financial	25,096	1,269
Citigroup	509,757	27,568
CME Group, Cl A	53,395	5,030
Comerica	28,691	1,404
Crown Castle International ‡	56,296	4,591
Discover Financial Services	75,400	4,393
E*TRADE Financial *	46,391	1,367
Equity Residential ‡	61,296	4,556
Essex Property Trust ‡	11,000	2,449
Fifth Third Bancorp	137,600	2,785
Franklin Resources	66,095	3,365
General Growth Properties ‡	106,100	3,006
Genworth Financial, Cl A *	79,800	634
Goldman Sachs Group	68,091	14,040
Hartford Financial Services Group	71,100	2,923
HCP ‡	77,800	3,012
Health Care ‡	58,900	4,138
Host Hotels & Resorts, Cl REIT ‡	127,974	2,549
Hudson City Bancorp	77,300	736
Huntington Bancshares	130,161	1,449
Intercontinental Exchange	18,900	4,475
Invesco	72,500	2,888
Iron Mountain ‡	30,001	1,094
JPMorgan Chase	626,357	41,202
KeyCorp	144,700	2,110
Kimco Realty ‡	69,887	1,674
Legg Mason	15,895	848
Leucadia National	50,687	1,248
Lincoln National	43,300	2,468
Loews	50,487	2,025
M&T Bank (A)	22,400	2,708
Macerich ‡	23,796	1,954
Marsh & McLennan	90,791	5,287
McGraw Hill Financial	46,100	4,783
MetLife	187,987	9,824
Moody’s	30,000	3,243
Morgan Stanley	259,300	9,905
NASDAQ OMX Group	18,700	968
Navient	64,500	1,243
Northern Trust	37,096	2,766
People’s United Financial	49,500	770
Plum Creek Timber ‡	29,900	1,234
PNC Financial Services Group	87,591	8,382
Principal Financial Group	46,191	2,388
Progressive	90,583	2,477
Prologis ‡	86,400	3,421
Prudential Financial	76,400	6,464
Public Storage ‡	24,495	4,741
Realty Income, Cl REIT ‡	36,200	1,650
Regions Financial	227,100	2,291
Simon Property Group ‡	52,296	9,486
SL Green Realty ‡	16,700	1,982
State Street	69,400	5,408
SunTrust Banks	88,500	3,777
T. Rowe Price Group	44,000	3,550
Torchmark	20,446	1,167

2	SEI Institutional Investments Trust / Annual Report / May 31, 2015

SCHEDULE OF INVESTMENTS

S&P 500 Index Fund

May 31, 2015

Description	Shares	Market Value ($ Thousands)
Travelers	54,096	$5,470
Unum Group	40,391	1,412
US Bancorp	299,483	12,911
Ventas ‡	55,800	3,712
Vornado Realty Trust ‡	29,496	2,946
Wells Fargo	787,648	44,077
Weyerhaeuser, Cl REIT ‡	88,685	2,888
XL Group, Cl A	51,200	1,929
Zions Bancorporation	32,600	941

		509,139

Health Care — 14.9%
Abbott Laboratories	253,683	12,329
AbbVie	289,178	19,256
Actavis *	65,599	20,126
Aetna	59,195	6,983
Agilent Technologies	56,791	2,339
Alexion Pharmaceuticals *	34,000	5,571
AmerisourceBergen	35,196	3,962
Amgen	127,491	19,922
Anthem	44,896	7,536
Baxter International	91,396	6,088
Becton Dickinson	35,138	4,937
Biogen *	39,400	15,641
Boston Scientific *	224,300	4,098
Bristol-Myers Squibb	279,383	18,048
C.R. Bard	12,600	2,146
Cardinal Health	55,596	4,902
Celgene *	134,587	15,402
Cerner *	51,400	3,459
Cigna	43,500	6,126
DaVita HealthCare Partners *	29,195	2,446
Dentsply International	22,591	1,175
Edwards Lifesciences *	18,200	2,379
Eli Lilly	164,391	12,971
Endo International *	30,000	2,513
Express Scripts Holding *	122,291	10,656
Gilead Sciences	250,278	28,099
HCA Holdings *	49,595	4,058
Henry Schein *	14,200	2,012
Hospira *	29,000	2,564
Humana	23,996	5,151
Intuitive Surgical *	6,200	3,024
Johnson & Johnson	467,070	46,772
Laboratory Corp of America Holdings *	17,000	2,005
Mallinckrodt *	19,696	2,550
McKesson	39,200	9,299
Medtronic	239,561	18,283
Merck	476,870	29,037
Mylan *	68,496	4,975
Patterson	13,800	660
PerkinElmer	18,200	960
Perrigo	23,696	4,509
Pfizer	1,029,735	35,783
Quest Diagnostics	24,400	1,836
Regeneron Pharmaceuticals *	12,400	6,356
St. Jude Medical	47,400	3,496
Stryker	50,396	4,845
Tenet Healthcare *	15,800	840
Thermo Fisher Scientific	66,791	8,658
UnitedHealth Group	160,287	19,268
Universal Health Services, Cl B	15,400	1,996
Varian Medical Systems *	16,095	1,394

Description	Shares	Market Value ($ Thousands)
Vertex Pharmaceuticals *	40,800	$5,234
Waters *	14,100	1,884
Zimmer Holdings	28,695	3,274
Zoetis, Cl A	84,400	4,201

		474,034

Industrials — 10.0%
3M	106,691	16,973
ADT	27,500	1,003
Allegion	15,396	961
American Airlines Group	120,791	5,118
Ametek	40,800	2,193
Boeing	110,091	15,470
C.H. Robinson Worldwide	23,495	1,450
Caterpillar	101,991	8,702
Cintas	15,695	1,351
CSX	166,778	5,684
Cummins	28,396	3,849
Danaher	103,300	8,917
Deere	57,196	5,358
Delta Air Lines	138,787	5,957
Dover	27,600	2,081
Dun & Bradstreet	5,795	741
Eaton	79,895	5,720
Emerson Electric	115,291	6,953
Equifax	20,195	2,026
Expeditors International of Washington	30,791	1,411
Fastenal (A)	45,991	1,909
FedEx	44,300	7,674
Flowserve	21,600	1,188
Fluor	25,100	1,411
General Dynamics	52,996	7,428
General Electric	1,690,770	46,107
Honeywell International	131,587	13,711
Illinois Tool Works	58,795	5,517
Ingersoll-Rand	44,496	3,060
Jacobs Engineering Group *	19,796	856
Joy Global	15,600	607
Kansas City Southern	18,700	1,692
L-3 Communications Holdings, Cl 3	13,300	1,567
Lockheed Martin	45,096	8,487
Masco	56,200	1,522
Nielsen Holdings	62,700	2,821
Norfolk Southern	51,796	4,765
Northrop Grumman	33,396	5,316
Paccar	59,800	3,801
Pall	18,000	2,240
Parker Hannifin	24,100	2,902
Pentair	30,900	1,979
Pitney Bowes	32,400	708
Precision Castparts	23,896	5,057
Quanta Services *	34,000	997
Raytheon	51,795	5,348
Republic Services, Cl A	42,500	1,712
Robert Half International	21,695	1,223
Rockwell Automation	22,896	2,814
Rockwell Collins	22,500	2,142
Roper Industries	16,900	2,957
Ryder System	8,495	779
Snap-on	9,900	1,539
Southwest Airlines	113,987	4,223
Stanley Black & Decker	26,595	2,724

3	SEI Institutional Investments Trust / Annual Report / May 31, 2015

SCHEDULE OF INVESTMENTS

S&P 500 Index Fund

May 31, 2015

Description	Shares	Market Value ($ Thousands)
Stericycle *	14,396	$1,977
Textron	46,791	2,116
Tyco International	70,900	2,862
Union Pacific	148,187	14,953
United Parcel Service, Cl B	116,887	11,598
United Rentals *	15,500	1,378
United Technologies	138,891	16,274
Waste Management	72,000	3,575
WW Grainger	10,100	2,427
Xylem	29,300	1,072

		318,933

Information Technology — 19.8%
Accenture, Cl A	105,596	10,141
Adobe Systems *	80,095	6,335
Akamai Technologies *	30,196	2,303
Alliance Data Systems *	10,600	3,159
Altera	50,900	2,486
Amphenol, Cl A	52,391	2,989
Analog Devices	52,600	3,575
Apple	978,246	127,446
Applied Materials	207,100	4,169
Autodesk *	38,400	2,079
Automatic Data Processing	79,991	6,840
Avago Technologies, Cl A	43,200	6,397
Broadcom, Cl A	91,800	5,219
CA	51,187	1,559
Cisco Systems	857,743	25,140
Citrix Systems *	25,700	1,671
Cognizant Technology Solutions, Cl A *	102,595	6,640
Computer Sciences	22,695	1,557
Corning	214,270	4,482
eBay *	185,183	11,363
Electronic Arts *	52,500	3,295
EMC	334,474	8,810
Equinix ‡	9,500	2,547
F5 Networks *	11,600	1,458
Facebook, Cl A *	352,778	27,936
Fidelity National Information Services	48,100	3,016
First Solar *	12,100	602
Fiserv *	40,300	3,230
FLIR Systems	22,500	687
Google, Cl A *	47,941	26,143
Google, Cl C *	48,263	25,681
Harris	20,900	1,656
Hewlett-Packard	305,674	10,209
Intel	795,752	27,422
International Business Machines	154,451	26,203
Intuit	46,600	4,853
Juniper Networks	61,400	1,707
Kla-Tencor	26,100	1,557
Lam Research	26,995	2,220
Linear Technology	40,496	1,938
MasterCard, Cl A	164,147	15,144
Microchip Technology	34,196	1,680
Micron Technology *	181,500	5,069
Microsoft	1,378,004	64,573
Motorola Solutions	32,300	1,906
NetApp	52,791	1,763
Nvidia	87,383	1,934
Oracle	538,665	23,427
Paychex	55,187	2,727

Description	Shares	Market Value ($ Thousands)
Qualcomm	277,278	$19,321
Red Hat *	31,000	2,395
Salesforce.com *	101,791	7,405
SanDisk	36,000	2,462
Seagate Technology	55,400	3,082
Skyworks Solutions	32,196	3,521
Symantec	115,200	2,837
TE Connectivity	68,491	4,726
Teradata *	23,100	900
Texas Instruments	176,083	9,846
Total System Services	26,491	1,091
VeriSign *(A)	17,900	1,131
Visa, Cl A	325,970	22,388
Western Digital	36,596	3,563
Western Union (A)	88,278	1,938
Xerox	176,900	2,020
Xilinx	44,200	2,096
Yahoo! *	146,591	6,294

		631,959

Materials — 3.2%
Air Products & Chemicals	32,500	4,770
Airgas	10,900	1,111
Alcoa	206,500	2,581
Allegheny Technologies	17,500	569
Avery Dennison	14,500	898
Ball	22,096	1,568
CF Industries Holdings	8,100	2,559
Dow Chemical	183,083	9,533
E.I. du Pont de Nemours	152,287	10,814
Eastman Chemical	25,196	1,934
Ecolab	45,396	5,205
FMC	21,400	1,223
Freeport-McMoRan, Cl B	175,400	3,447
International Flavors & Fragrances	13,700	1,631
International Paper	71,296	3,696
LyondellBasell Industries, Cl A	66,696	6,743
Martin Marietta Materials	10,500	1,565
MeadWestvaco	28,396	1,435
Monsanto	81,291	9,509
Mosaic	52,591	2,411
Newmont Mining	84,383	2,298
Nucor	53,887	2,549
Owens-Illinois *	26,400	631
PPG Industries	22,900	5,242
Praxair	48,600	5,971
Sealed Air	33,800	1,646
Sherwin-Williams	13,600	3,919
Sigma-Aldrich	20,200	2,814
Vulcan Materials	22,400	2,014

		100,286

Telecommunication Services — 2.2%
AT&T	872,043	30,120
CenturyLink	95,587	3,177
Frontier Communications	161,065	830
Level 3 Communications *	48,400	2,685
Verizon Communications	698,152	34,517

		71,329

Utilities — 2.9%
AES	115,800	1,575
AGL Resources	18,900	952
Ameren	41,091	1,653

4	SEI Institutional Investments Trust / Annual Report / May 31, 2015

SCHEDULE OF INVESTMENTS

S&P 500 Index Fund

May 31, 2015

Description	Shares/Face Amount ($ Thousands)	Market Value ($ Thousands)
American Electric Power	82,500	$4,644
Centerpoint Energy	69,083	1,407
CMS Energy	46,691	1,594
Consolidated Edison	49,400	3,055
Dominion Resources	99,000	6,981
DTE Energy	30,000	2,377
Duke Energy	118,991	9,011
Edison International	54,996	3,344
Entergy	29,300	2,241
Eversource Energy	53,500	2,635
Exelon	144,891	4,902
FirstEnergy	71,187	2,540
Integrys Energy Group	12,796	920
NextEra Energy	74,600	7,634
NiSource	53,387	2,519
NRG Energy	54,287	1,368
Pepco Holdings	39,900	1,087
PG&E	80,300	4,294
Pinnacle West Capital	17,800	1,084
PPL	112,500	3,905
Public Service Enterprise Group	85,400	3,641
SCANA	22,996	1,222
Sempra Energy	38,995	4,191
Southern	153,200	6,693
TECO Energy	37,800	713
Wisconsin Energy	38,195	1,844
Xcel Energy	85,483	2,911

		92,937

Total Common Stock (Cost $2,964,886) ($ Thousands)		3,135,669

AFFILIATED PARTNERSHIP — 0.4%
SEI Liquidity Fund, L.P.
0.060% ** †(B)	12,329,426	12,329

Total Affiliated Partnership (Cost $12,329) ($ Thousands)		12,329

CASH EQUIVALENT — 1.4%
SEI Daily Income Trust, Prime Obligation Fund, Cl A
0.010% ** †	45,190,230	45,190

Total Cash Equivalent
(Cost $45,190) ($ Thousands)		45,190

U.S. TREASURY OBLIGATIONS — 0.1%
U.S. Treasury Bills
0.005%, 06/04/2015 (C)	$2,800	2,800
0.005%, 07/09/2015 (C) (D)	1,100	1,100

Total U.S. Treasury Obligations (Cost $3,901) ($ Thousands)		3,900

Total Investments — 100.1% (Cost $3,026,306) ($ Thousands)		$3,197,088

A list of the open futures contracts held by the Fund at May 31, 2015, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Appreciation ($ Thousands)
S&P 500 Index E-MINI	547	Jun-2015	$1,553

For the year ended May 31, 2015, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $3,194,844 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2015.

†	Investment in Affiliated Security (see Note 6).

‡	Real Estate Investment Trust.

(A)	This security or a partial position of this security is on loan at May 31, 2015 (see Note 12). The total market value of securities on loan at May 31, 2015 was $11,973 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan (See Note 12). The total value of such securities as of May 31, 2015 was $12,329 ($ Thousands).

(C)	The rate reported is the effective yield at time of purchase.

(D)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

Cl	— Class

L.P.	— Limited Partnership

S&P	— Standard and Poor’s

The following is a list of the level of inputs used as of May 31, 2015, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$3,135,669	$—	$—	$3,135,669
Affiliated Partnership	—	12,329	—	12,329
Cash Equivalent	45,190	—	—	45,190
U.S. Treasury Obligations	—	3,900	—	3,900

Total Investments in Securities	$3,180,859	$16,229	$—	$3,197,088

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$1,553	$—	$—	$1,553

*	Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended May 31, 2015, there were no transfers between Level 1, Level 2 and Level 3 assets and liabilities.

For the year ended May 31, 2015, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

5	SEI Institutional Investments Trust / Annual Report / May 31, 2015

SCHEDULE OF INVESTMENTS

Extended Market Index Fund

May 31, 2015

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 98.0%

Consumer Discretionary — 14.9%
1-800-Flowers.com, Cl A *	1,700	$16
2U *	1,300	36
Aaron’s	9,616	337
Abercrombie & Fitch, Cl A	12,300	252
Advance Auto Parts	12,199	1,869
Aeropostale *(A)	8,049	15
AH Belo, Cl A	2,700	16
AMC Entertainment Holdings, Cl A	4,100	119
AMC Networks, Cl A *	10,260	806
American Axle & Manufacturing Holdings *	11,298	284
American Eagle Outfitters	34,022	557
American Public Education *	2,727	66
America’s Car-Mart *	850	45
ANN *	7,735	362
Apollo Education Group, Cl A *	16,100	267
Aramark	6,500	204
Arctic Cat	1,535	51
Asbury Automotive Group *	4,098	349
Ascena Retail Group *	21,568	319
Ascent Capital Group, Cl A *	1,754	71
Barnes & Noble *	5,927	139
Beazer Homes USA *	2,961	54
bebe stores	1,520	4
Belmond, Cl A *	17,030	208
Big 5 Sporting Goods	923	13
Big Lots	7,946	349
Biglari Holdings *	202	71
BJ’s Restaurants *(A)	2,742	126
Black Diamond *	4,204	39
Bloomin’ Brands	11,050	248
Blue Nile *	1,431	39
Bob Evans Farms	3,287	151
Bon-Ton Stores (A)	800	5
Boyd Gaming *	12,945	185
Bravo Brio Restaurant Group *	3,676	49
Bridgepoint Education *	2,679	25
Bright Horizons Family Solutions *	4,635	258
Brinker International	10,182	562
Brunswick	15,883	811
Buckle (A)	4,851	207
Buffalo Wild Wings *	3,327	508
Build-A-Bear Workshop, Cl A *	2,700	43
Burlington Stores *	4,400	232
Cabela’s *(A)	8,939	456
Caesars Acquisition, Cl A *	5,300	39
Caesars Entertainment *(A)	7,783	73
Caleres	6,276	194
Callaway Golf	13,906	131
Capella Education	2,138	114
Career Education *	10,054	38
Carmike Cinemas *	3,042	85
Carriage Services, Cl A	2,006	50
Carrols Restaurant Group *	3,300	33
Carter’s	9,170	947
Cato, Cl A	4,096	153
Cavco Industries *	1,331	97
Central European Media Enterprises, Cl A *	7,006	16

Description	Shares	Market Value ($ Thousands)
Charter Communications, Cl A *(A)	13,165	$2,357
Cheesecake Factory	7,523	388
Chegg *	8,600	65
Chico’s FAS	22,151	368
Children’s Place Retail Stores	2,933	192
Choice Hotels International	6,377	361
Christopher & Banks *	3,400	20
Churchill Downs	2,234	279
Chuy’s Holdings *	2,335	61
Cinedigm, Cl A *(A)	9,100	8
Cinemark Holdings	17,940	727
Citi Trends *	3,097	74
Clear Channel Outdoor Holdings, Cl A	6,796	76
ClubCorp Holdings	2,800	64
Collectors Universe	1,500	32
Columbia Sportswear	3,844	215
Conn’s *(A)	3,909	145
Container Store Group *(A)	1,600	29
Cooper Tire & Rubber	8,832	324
Cooper-Standard Holding *	2,800	175
Core-Mark Holdings	3,918	210
Cracker Barrel Old Country Store	3,344	472
Crocs *	11,003	165
CSS Industries	492	14
CST Brands	13,300	529
Culp	361	10
Cumulus Media, Cl A *	18,139	43
Daily Journal *	100	20
Dana Holdings	26,698	581
Dave & Buster’s Entertainment *	1,900	60
Deckers Outdoor *	5,604	382
Del Frisco’s Restaurant Group *	2,800	52
Demand Media *	337	2
Denny’s *	14,463	151
Destination Maternity	2,256	25
Destination XL Group *	4,342	21
DeVry Education Group	10,381	330
Dex Media *(A)	1,500	1
Diamond Resorts International *	5,800	180
Dick’s Sporting Goods	16,435	883
Dillard’s, Cl A	4,262	494
DineEquity	2,772	271
DISH Network, Cl A *	35,419	2,507
Domino’s Pizza	9,458	1,028
Dorman Products *(A)	4,440	207
DreamWorks Animation SKG, Cl A *(A)	13,591	366
Drew Industries	4,049	249
DSW, Cl A	11,992	416
Dunkin’ Brands Group	16,630	887
Eastman Kodak *	2,100	40
El Pollo Loco Holdings *(A)	1,400	29
Entercom Communications, Cl A *	4,782	54
Entravision Communications, Cl A	6,700	45
Eros International *	2,300	46
Ethan Allen Interiors	3,176	80
EVINE Live *	4,000	13
EW Scripps, Cl A	10,496	246
Express *	13,362	236

1	SEI Institutional Investments Trust / Annual Report / May 31, 2015

SCHEDULE OF INVESTMENTS

Extended Market Index Fund

May 31, 2015

Description	Shares	Market Value ($ Thousands)
Federal-Mogul Holdings, Cl A *	3,316	$41
Fiesta Restaurant Group *	4,005	186
Finish Line, Cl A	9,311	244
Five Below *	9,005	299
Flexsteel Industries	600	23
Foot Locker	24,414	1,543
Fox Factory Holding *	1,400	23
Francesca’s Holdings *	8,224	129
Fred’s, Cl A	6,579	115
FTD *	2,392	66
Fuel Systems Solutions *	1,394	11
Genesco *	4,469	296
Gentex	49,790	855
Gentherm *	6,448	331
G-III Apparel Group *	5,806	330
Global Eagle Entertainment *	4,900	66
GNC Holdings, Cl A	14,178	631
GoPro, Cl A *	4,200	233
Graham Holdings, Cl B	600	643
Grand Canyon Education *	7,715	329
Gray Television *	12,300	196
Group 1 Automotive	4,435	365
Groupon, Cl A *	84,341	538
Guess?	8,217	144
Habit Restaurants, Cl A *	1,600	56
Harte-Hanks	7,846	49
Haverty Furniture	2,163	45
Helen of Troy *	4,348	380
hhgregg *(A)	1,100	4
Hibbett Sports *	4,012	187
Hillenbrand	10,385	319
Hilton Worldwide Holdings *	21,300	617
Houghton Mifflin Harcourt *	17,600	464
Hovnanian Enterprises, Cl A *(A)	10,715	35
HSN	5,111	343
Hyatt Hotels, Cl A *	6,327	364
Iconix Brand Group *	8,051	208
International Speedway, Cl A	5,498	205
Interval Leisure Group	5,698	148
iRobot *	3,702	118
Isle of Capri Casinos *	4,779	68
ITT Educational Services *(A)	2,156	9
J.C. Penney *(A)	49,395	424
Jack in the Box	6,321	549
JAKKS Pacific *	427	3
Jamba *(A)	1,407	22
Jarden *	32,310	1,714
John Wiley & Sons, Cl A	7,872	457
Johnson Outdoors, Cl A	700	17
Journal Media Group	2,271	18
K12 *	3,988	55
Kate Spade *	22,098	548
KB Home (A)	13,785	204
Kimball International, Cl B	4,125	50
Kirkland’s *	2,028	53
Krispy Kreme Doughnuts *	12,771	222
La Quinta Holdings *	8,000	199
Lands’ End *	1,662	49
Las Vegas Sands	62,204	3,162
La-Z-Boy, Cl Z	8,926	237
LeapFrog Enterprises, Cl A *	11,338	23
Lear	12,971	1,505
Lee Enterprises *	6,300	19
LGI Homes *(A)	1,700	32

Description	Shares	Market Value ($ Thousands)
Libbey	2,785	$110
Liberty Broadband, Cl C *	10,768	576
Liberty Broadband, Cl A *	4,583	247
Liberty Interactive, Cl A *	81,516	2,280
Liberty Media *	16,435	630
Liberty Media *	31,970	1,214
Liberty Tripadvisor Holdings, Cl A *	10,892	305
Liberty Ventures, Ser A *	24,379	1,012
Life Time Fitness *	7,178	516
LifeLock *	13,463	205
Lifetime Brands	300	4
Lions Gate Entertainment	12,909	427
Lithia Motors, Cl A	3,489	371
Live Nation *	24,903	712
LKQ *	50,604	1,446
Loral Space & Communications *	1,900	127
Lumber Liquidators Holdings *(A)	4,126	84
M/I Homes *	2,694	63
Madison Square Garden, Cl A *	10,540	900
Malibu Boats, Cl A *	1,100	23
Marcus	2,761	54
MarineMax *	3,996	96
Marriott Vacations Worldwide	4,374	386
Martha Stewart Living Omnimedia, Cl A *	8,900	46
Mattress Firm Holding *(A)	2,411	142
McClatchy, Cl A *	11,254	12
MDC Holdings	7,689	215
MDC Partners, Cl A	5,776	122
Media General *	12,600	209
Men’s Wearhouse	7,268	422
Meredith	5,944	314
Meritage Homes *	7,211	316
Metaldyne Performance Group	3,400	65
MGM Resorts International *	62,774	1,259
Michaels *	3,500	96
Modine Manufacturing *	7,374	83
Monarch Casino & Resort *	1,100	21
Monro Muffler (A)	4,828	285
Morgans Hotel Group *	2,200	15
Morningstar	3,120	241
Motorcar Parts & Accessories *	1,800	52
Movado Group	2,720	71
Murphy USA *	8,300	483
Nathan’s Famous	400	16
National CineMedia	7,907	126
Nautilus *	6,200	131
New Media Investment	8,900	196
New York *	3,100	8
New York Times, Cl A	22,982	319
Nexstar Broadcasting Group, Cl A	5,622	320
Noodles, Cl A *	700	10
Norwegian Cruise Line Holdings *	15,469	844
Nutrisystem	4,559	104
NVR *	725	986
Office Depot *	91,347	847
Orbitz Worldwide *	6,000	68
Outerwall (A)	3,343	256
Overstock.com *	700	15
Oxford Industries	2,854	217

2	SEI Institutional Investments Trust / Annual Report / May 31, 2015

SCHEDULE OF INVESTMENTS

Extended Market Index Fund

May 31, 2015

Description	Shares	Market Value ($ Thousands)
Pacific Sunwear of California *	5,000	$8
Panera Bread, Cl A *	3,820	695
Papa John’s International	5,042	346
Penn National Gaming *(A)	12,454	207
Penske Auto Group	7,688	397
Pep Boys-Manny Moe & Jack *	8,065	82
Perry Ellis International *	2,439	60
PetMed Express	3,796	63
Pier 1 Imports (A)	18,189	231
Pinnacle Entertainment *	10,760	398
Polaris Industries	11,007	1,575
Pool	7,870	522
Popeyes Louisiana Kitchen *	3,539	197
Potbelly *	1,400	20
Quiksilver *(A)	19,450	27
ReachLocal *	600	2
Reading International, Cl A *	3,800	51
Red Robin Gourmet Burgers *	1,967	164
Regal Entertainment Group, Cl A	13,705	287
Regis *	6,527	105
Remy International *	3,371	74
Rent-A-Center, Cl A	9,840	298
Rentrak *(A)	1,088	74
Restaurant Brands International (A)	33,868	1,310
Restoration Hardware Holdings *	5,511	501
Ruby Tuesday *	9,879	62
Ruth’s Hospitality Group	4,272	63
Ryland Group	7,616	320
Saga Communications, Cl A	593	23
Sally Beauty Holdings *	27,591	861
Scholastic	4,467	199
Scientific Games, Cl A *(A)	5,862	89
Sears Holdings *(A)	4,726	203
Sears Hometown and Outlet Stores *	449	3
SeaWorld Entertainment	10,900	235
Select Comfort *	9,009	281
Sequential Brands Group *	2,000	28
Service International	32,889	956
ServiceMaster Global Holdings *	7,100	238
SFX Entertainment *	3,300	16
Shake Shack, Cl A *(A)	900	75
Shoe Carnival	2,076	57
Shutterfly *	7,025	327
Signet Jewelers	13,455	1,740
Sinclair Broadcast Group, Cl A (A)	10,311	310
Sirius XM Holdings *	433,479	1,673
Six Flags Entertainment	12,658	618
Sizmek *	2,348	16
Skechers U.S.A., Cl A *	6,782	718
Skullcandy *	2,500	19
Smith & Wesson Holding *	10,383	153
Sonic	10,033	302
Sonic Automotive, Cl A	5,064	118
Sotheby’s (A)	10,761	482
Spartan Motors	1,248	6
Speedway Motorsports	1,635	36
Stage Stores	3,854	62
Standard Motor Products	3,066	108
Standard Pacific *	28,069	231
Starz *	13,539	568

Description	Shares	Market Value ($ Thousands)
Stein Mart	4,791	$51
Steiner Leisure *	2,077	102
Steven Madden *	10,501	397
Stoneridge *	3,730	44
Strattec Security	400	28
Strayer Education *	1,817	83
Sturm Ruger	3,842	206
Superior Industries International	2,823	54
Systemax *	1,400	12
Taylor Morrison Home, Cl A *	3,800	73
Tempur Sealy International *	10,523	627
Tenneco *	10,563	620
Tesla Motors *(A)	15,679	3,932
Texas Roadhouse, Cl A	11,266	395
Thomson Reuters	58,985	2,357
Thor Industries	7,390	451
Tile Shop Holdings *	3,300	41
Tilly’s, Cl A *	843	8
Time	19,600	441
Toll Brothers *	30,039	1,087
Tower International *	2,400	66
Travelport Worldwide (A)	3,800	58
TRI Pointe Homes *	21,473	310
Tuesday Morning *	6,886	88
Tumi Holdings *	6,398	123
Tupperware Brands	8,824	580
Ulta Salon Cosmetics & Fragrance *	10,773	1,644
Unifi *	2,480	81
Universal Electronics *	2,487	129
Universal Technical Institute	3,013	25
Vail Resorts	6,212	644
Vera Bradley *	2,470	33
Vince Holding *	1,500	24
Vista Outdoor *	11,188	516
Visteon *	6,865	752
Vitamin Shoppe *	5,384	214
VOXX International, Cl A *	2,864	24
Wayfair, Cl A *	2,900	87
WCI Communities *	1,400	33
Weight Watchers International *(A)	2,374	13
Wendy’s	48,175	541
West Marine *	537	5
Weyco Group	263	7
William Lyon Homes, Cl A *	3,000	68
Williams-Sonoma	15,837	1,245
Winmark	95	9
Winnebago Industries	4,035	88
Wolverine World Wide	15,996	470
World Wrestling Entertainment, Cl A (A)	4,234	61
Zoe’s Kitchen *(A)	700	22
Zulily, Cl A *(A)	1,500	20
Zumiez *(A)	3,903	117

		109,632

Consumer Staples — 3.2%
Alico	143	7
Alliance One International *	4,660	6
Andersons	5,399	239
Avon Products	68,600	461
B&G Foods, Cl A	9,111	282
Boston Beer, Cl A *	1,383	365
Boulder Brands *	6,678	62

3	SEI Institutional Investments Trust / Annual Report / May 31, 2015

SCHEDULE OF INVESTMENTS

Extended Market Index Fund

May 31, 2015

Description	Shares	Market Value ($ Thousands)
Bunge	24,443	$2,262
Calavo Growers	2,126	107
Cal-Maine Foods (A)	5,228	296
Casey’s General Stores	6,059	528
Central Garden and Pet, Cl A *	7,929	77
Chefs’ Warehouse *(A)	3,921	74
Church & Dwight	22,699	1,906
Coca-Cola Bottling	589	67
Coty, Cl A	11,100	277
Craft Brew Alliance *	1,600	17
Darling International *	29,257	459
Dean Foods	17,250	318
Diamond Foods *	2,519	72
Diplomat Pharmacy *	1,900	73
Elizabeth Arden *(A)	3,000	42
Energizer Holdings	10,345	1,466
Fairway Group Holdings, Cl A *(A)	1,200	5
Farmer Bros *	900	22
Female Health	1,300	3
Flowers Foods	29,808	669
Fresh Del Monte Produce	5,681	214
Fresh Market *	7,188	228
Freshpet *(A)	3,400	67
Hain Celestial Group *	16,960	1,073
Herbalife *(A)	12,072	628
HRG Group *	14,978	197
Ingles Markets, Cl A	2,245	110
Ingredion	12,665	1,038
Inter Parfums	1,806	60
Inventure Foods *	900	9
J&J Snack Foods	2,364	255
John B Sanfilippo & Son	1,019	52
Lancaster Colony	3,429	306
Landec *	4,693	67
Limoneira	1,295	28
Medifast *	1,564	50
National Beverage *	2,352	49
Natural Grocers by Vitamin Cottage *	1,085	26
Nature’s Sunshine Products	437	6
Nu Skin Enterprises, Cl A (A)	10,405	527
Nutraceutical International *	362	8
Oil-Dri Corp of America	210	7
Omega Protein *	3,866	53
Orchids Paper Products	800	18
Pilgrim’s Pride (A)	11,807	302
Pinnacle Foods	9,800	413
Post Holdings *	7,669	332
PriceSmart	3,123	255
Revlon, Cl A *	1,120	41
Rite Aid *	163,727	1,428
Roundy’s *	1,300	5
Sanderson Farms (A)	3,541	289
Seaboard *	36	123
Seneca Foods, Cl A *	462	13
Smart & Final Stores *	3,500	59
Snyder’s-Lance	8,086	242
SpartanNash	7,336	229
Spectrum Brands Holdings	4,039	390
Sprouts Farmers Market *	17,200	516
SUPERVALU *	32,916	291
Tootsie Roll Industries (A)	3,028	93
TreeHouse Foods *	7,409	528

Description	Shares	Market Value ($ Thousands)
United Natural Foods *	7,798	$523
Universal	4,545	234
USANA Health Sciences *	816	105
Vector Group	11,304	250
Village Super Market, Cl A	462	15
WD-40	2,086	176
Weis Markets	1,704	74
WhiteWave Foods, Cl A *	29,152	1,400

		23,564

Energy — 4.5%
Abraxas Petroleum *	16,494	48
Adams Resources & Energy	300	13
Alon USA Energy (A)	3,296	58
Alpha Natural Resources *(A)	25,323	13
Antero Resources *	8,300	332
Approach Resources *(A)	4,198	29
Arch Coal (A)	29,816	15
Ardmore Shipping	2,100	24
Atwood Oceanics	9,540	294
Basic Energy Services *	3,973	35
Bill Barrett *	6,264	55
Bonanza Creek Energy *	6,388	133
Bristow Group	5,303	308
C&J Energy Services *	5,495	83
California Resources	56,000	440
Callon Petroleum *	6,485	51
CARBO Ceramics (A)	2,350	100
Carrizo Oil & Gas *	9,109	457
CHC Group *	7,800	10
Cheniere Energy *	39,365	2,985
Clayton Williams Energy *	916	47
Clean Energy Fuels *(A)	7,588	57
Cloud Peak Energy *	8,089	47
Cobalt International Energy *	61,015	620
Comstock Resources (A)	6,473	23
Concho Resources *	19,942	2,399
Contango Oil & Gas *	2,535	35
Continental Resources *(A)	13,496	615
CVR Energy	1,897	74
Delek US Holdings	9,609	364
Denbury Resources (A)	56,500	416
DHT Holdings	14,000	110
Diamondback Energy *	8,275	644
Dresser-Rand Group *	12,955	1,096
Dril-Quip *	6,087	460
Eclipse Resources *(A)	3,800	24
Emerald Oil *(A)	465	3
Energen	12,389	857
Energy XXI Bermuda (A)	11,983	41
EP Energy, Cl A *	3,800	50
Era Group *	2,093	44
Evolution Petroleum	627	4
EXCO Resources	19,913	31
Exterran Holdings	9,683	320
FMSA Holdings *(A)	7,500	67
Forum Energy Technologies *	8,005	166
Frank’s International	5,300	105
Frontline *	7,400	19
FX Energy *(A)	11,563	11
GasLog	8,650	179
Gastar Exploration *	6,900	21
Geospace Technologies *	1,598	33
Golar LNG	8,502	404
Goodrich Petroleum *	4,793	13

4	SEI Institutional Investments Trust / Annual Report / May 31, 2015

SCHEDULE OF INVESTMENTS

Extended Market Index Fund

May 31, 2015

Description	Shares	Market Value ($ Thousands)
Green Plains Renewable Energy	5,590	$184
Gulf Island Fabrication	2,872	32
Gulfmark Offshore, Cl A	3,380	45
Gulfport Energy *	16,381	707
Halcon Resources *	32,806	34
Harvest Natural Resources *	5,000	10
Helix Energy Solutions Group *	19,569	307
Hercules Offshore *(A)	21,026	14
HollyFrontier	33,354	1,389
Hornbeck Offshore Services *	4,612	103
ION Geophysical *	20,869	30
Jones Energy, Cl A *	2,600	25
Key Energy Services *	20,159	45
Kosmos Energy *	12,975	115
Laredo Petroleum Holdings *(A)	17,189	234
Magnum Hunter Resources *(A)	23,893	44
Matador Resources *	13,100	361
Matrix Service *	2,981	50
McDermott International *(A)	32,970	180
Memorial Resource Development *	6,300	119
Midstates Petroleum *(A)	7,191	9
Miller Energy Resources *(A)	1,800	1
Mitcham Industries *	256	1
Nabors Industries	51,100	754
Natural Gas Services Group *	944	23
Navios Maritime Acquisition	9,600	34
Newpark Resources *	18,020	153
Nordic American Offshore (A)	2,300	21
Nordic American Tankers	17,377	224
North Atlantic Drilling (A)	7,600	10
Northern Oil And Gas *(A)	7,039	48
Nuverra Environmental Solutions *(A)	2,758	14
Oasis Petroleum *(A)	20,697	351
Oceaneering International	17,046	866
Oil States International *	6,999	286
Pacific Ethanol *(A)	2,400	28
Panhandle Oil and Gas, Cl A	1,682	34
Parker Drilling *	16,551	56
Parsley Energy, Cl A *	7,500	131
Patterson-UTI Energy	21,822	441
PBF Energy, Cl A	10,277	276
PDC Energy *	6,493	387
Peabody Energy (A)	46,500	157
Penn Virginia *(A)	7,986	37
PetroQuest Energy *	4,723	8
PHI *	1,443	47
Pioneer Energy Services *	9,836	69
Renewable Energy Group *	3,800	40
Resolute Energy *	10,094	12
REX American Resources *	800	51
Rex Energy *(A)	4,990	25
Rice Energy *	10,400	228
RigNet *	1,441	51
Ring Energy *	2,200	25
Rosetta Resources *	10,985	257
Rowan, Cl A	22,000	473
RPC	8,499	123
RSP Permian *	5,000	142
Sanchez Energy *(A)	6,830	69
SandRidge Energy *(A)	64,393	79
Scorpio Tankers	33,143	302

Description	Shares	Market Value ($ Thousands)
SEACOR Holdings *	2,574	$181
Seadrill	55,100	656
SemGroup, Cl A	7,444	586
Seventy Seven Energy *	4,500	27
Ship Finance International	7,476	122
Silver Spring Networks *	4,100	56
SM Energy	11,713	613
Solazyme *(A)	7,830	25
Stone Energy *	6,684	91
Superior Energy Services	27,160	627
Swift Energy *(A)	4,583	10
Synergy Resources *	13,562	156
Targa Resources	8,359	769
Teekay	7,454	342
Teekay Tankers, Cl A	7,823	53
Tesco	5,269	63
TETRA Technologies *	8,605	54
Tidewater (A)	6,246	153
TransAtlantic Petroleum *	2,700	15
Triangle Petroleum *(A)	11,537	59
Ultra Petroleum *	23,292	324
Unit *	8,395	265
US Silica Holdings (A)	8,926	275
VAALCO Energy *	10,870	24
Vantage Drilling *(A)	34,246	12
W&T Offshore (A)	3,238	18
Warren Resources *(A)	14,749	10
Western Refining	7,899	347
Westmoreland Coal *	2,400	62
Whiting Petroleum *	34,860	1,150
Willbros Group *	4,854	9
World Fuel Services	11,241	562
WPX Energy *	30,900	398

		33,367

Financials — 22.7%
1st Source	1,780	56
Acadia Realty Trust ‡	11,039	342
Agree Realty ‡	1,847	56
Alexander & Baldwin	8,877	365
Alexander’s ‡	288	116
Alexandria Real Estate Equities ‡	12,061	1,118
Alleghany *	2,767	1,315
Allied World Assurance Holdings	17,012	723
Ally Financial *	45,800	1,038
Altisource Asset Management *	200	34
Altisource Portfolio Solutions *(A)	1,700	47
Altisource Residential, Cl B ‡	11,300	202
Ambac Financial Group *	6,300	147
American Assets Trust ‡	6,791	267
American Campus Communities ‡	17,362	677
American Capital Agency ‡	59,421	1,240
American Capital Mortgage Investment ‡	7,965	139
American Equity Investment Life Holding	12,178	309
American Financial Group	12,453	791
American Homes 4 Rent, Cl A ‡	22,300	372
American National Bankshares	306	7
American National Insurance	1,031	106

5	SEI Institutional Investments Trust / Annual Report / May 31, 2015

SCHEDULE OF INVESTMENTS

Extended Market Index Fund

May 31, 2015

Description	Shares	Market Value ($ Thousands)
American Realty Capital Properties ‡	152,500	$1,353
American Residential Properties *‡	3,700	69
Ameris Bancorp	5,752	145
AMERISAFE	3,033	130
Ames National	310	7
AmTrust Financial Services	5,559	335
Anchor BanCorp Wisconsin *	600	22
Annaly Capital Management ‡	158,514	1,655
Anworth Mortgage Asset ‡	10,868	56
Apollo Commercial Real Estate Finance ‡	10,637	183
Apollo Residential Mortgage ‡	4,987	79
Arch Capital Group *	21,436	1,370
Ares Commercial Real Estate ‡	4,800	56
Argo Group International Holdings	5,434	286
Arlington Asset Investment, Cl A	3,412	71
Armada Hoffler Properties ‡	1,800	19
ARMOUR Residential ‡	63,396	190
Arrow Financial	1,042	27
Arthur J Gallagher	27,991	1,356
Artisan Partners Asset Management, Cl A	4,500	198
Ashford *	108	10
Ashford Hospitality Prime ‡	3,994	63
Ashford Hospitality Trust ‡	9,471	81
Aspen Insurance Holdings	10,895	505
Associated Banc	23,786	451
Associated Estates Realty ‡	8,489	243
Assured Guaranty	26,487	757
Astoria Financial	11,265	148
Atlas Financial Holdings *	2,600	49
AV Homes *	407	6
Axis Capital Holdings	17,368	956
Baldwin & Lyons, Cl B	1,481	33
Banc of California	3,500	45
BancFirst	1,025	60
Banco Latinoamericano de Comercio Exterior, Cl E	4,012	122
Bancorp *	3,104	30
Bancorpsouth (A)	14,182	343
Bank Mutual	3,899	28
Bank of Hawaii	7,124	447
Bank of Kentucky Financial	733	36
Bank of Marin Bancorp	907	43
Bank of the Ozarks (A)	14,670	645
BankFinancial	797	9
BankUnited	17,696	594
Banner	3,851	173
BBCN Bancorp	15,495	223
BBX Capital, Cl A *	521	8
Beneficial Bancorp *	4,788	59
Berkshire Hills Bancorp	3,750	103
BGC Partners, Cl A	26,736	253
BioMed Realty Trust ‡	31,529	643
Blue Hills Bancorp *	4,700	64
BNC Bancorp	1,800	33
BofI Holding *	2,209	208
BOK Financial	4,993	323
Boston Private Financial Holdings	13,415	168
Brandywine Realty Trust ‡	31,739	447

Description	Shares	Market Value ($ Thousands)
Bridge Bancorp	1,412	$35
Bridge Capital Holdings *	1,300	36
Brixmor Property Group ‡	7,800	193
Brookline Bancorp	8,874	97
Brown & Brown	20,876	676
Bryn Mawr Bank	1,822	53
Calamos Asset Management, Cl A	4,282	52
Camden National	539	21
Camden Property Trust ‡	14,438	1,083
Campus Crest Communities ‡	9,972	56
Capital Bank Financial, Cl A *	2,860	82
Capital City Bank Group	800	12
Capitol Federal Financial	21,387	259
Capstead Mortgage ‡	18,718	221
Cardinal Financial	4,941	102
CareTrust ‡	3,253	42
Cascade Bancorp *	915	5
Cash America International	3,679	99
CatchMark Timber Trust, Cl A ‡	3,700	44
Cathay General Bancorp	13,015	393
CBL & Associates Properties ‡	29,282	517
CBOE Holdings	14,638	857
Cedar Realty Trust ‡	8,938	60
Centerstate Banks	4,485	56
Central Pacific Financial	2,910	68
Chambers Street Properties ‡	39,400	300
Charter Financial	2,200	27
Chatham Lodging Trust ‡	4,935	138
Chemical Financial	4,499	136
Chesapeake Lodging Trust ‡	9,967	310
Chimera Investment ‡	36,165	522
CIT Group	30,737	1,422
Citizens, Cl A *(A)	7,833	44
Citizens & Northern	1,840	36
Citizens Financial Group	25,300	679
City Holding	1,985	90
City National	7,440	686
Clifton Bancorp	3,100	43
CNA Financial	3,875	150
CNB Financial	2,048	34
CNO Financial Group	35,525	639
CoBiz Financial	5,671	67
Cohen & Steers	2,936	110
Colony Financial ‡	17,200	441
Columbia Banking System	8,409	254
Columbia Property Trust ‡	21,800	567
Commerce Bancshares	14,802	660
Communications Sales & Leasing ‡	21,060	549
Community Bank System	5,602	198
Community Trust Bancorp	1,493	49
ConnectOne Bancorp	2,883	56
Consolidated-Tomoka Land	500	28
Consumer Portfolio Services *	5,000	29
CorEnergy Infrastructure Trust ‡	3,700	25
CoreSite Realty ‡	2,773	131
Corporate Office Properties Trust ‡	16,630	427
Corrections Corp of America ‡	18,102	636
Cousins Properties ‡	33,546	324
Cowen Group, Cl A *	14,521	86
Crawford, Cl B	3,520	26
Credit Acceptance *	912	210

6	SEI Institutional Investments Trust / Annual Report / May 31, 2015

SCHEDULE OF INVESTMENTS

Extended Market Index Fund

May 31, 2015

Description	Shares	Market Value ($ Thousands)
CU Bancorp *	1,200	$25
CubeSmart ‡	25,422	605
Cullen/Frost Bankers	9,105	668
Customers Bancorp *	4,070	102
CVB Financial	19,479	319
CyrusOne ‡	7,829	253
CYS Investments ‡	30,562	274
DCT Industrial Trust ‡	14,571	477
DDR ‡	51,414	870
Diamond Hill Investment Group	554	106
DiamondRock Hospitality ‡	31,307	412
Digital Realty Trust ‡	22,674	1,497
Dime Community Bancshares	3,683	60
Douglas Emmett ‡	22,485	661
Duke Realty ‡	55,695	1,089
DuPont Fabros Technology ‡	9,821	317
Dynex Capital ‡	6,593	51
Eagle Bancorp *	4,406	175
East West Bancorp	24,266	1,041
Easterly Government Properties ‡	4,100	64
EastGroup Properties ‡	5,785	322
Eaton Vance	20,525	833
Education Realty Trust ‡	7,857	259
eHealth *	1,874	24
EMC Insurance Group	700	25
Empire State Realty Trust, Cl A ‡	15,300	277
Employers Holdings	5,274	119
Encore Capital Group *	5,075	202
Endurance Specialty Holdings	6,683	406
Enova International *	3,366	66
Enstar Group *	1,151	174
Enterprise Bancorp	1,100	23
Enterprise Financial Services	2,449	52
EPR Properties ‡	9,051	522
Equity Commonwealth *‡	22,444	578
Equity Lifestyle Properties ‡	14,332	785
Equity One ‡	10,985	272
Erie Indemnity, Cl A	4,487	365
Essent Group *	6,900	176
EverBank Financial	16,824	310
Evercore Partners, Cl A	6,076	310
Everest Re Group	7,744	1,406
Excel Trust ‡	8,818	140
Extra Space Storage ‡	19,518	1,367
Ezcorp, Cl A *(A)	7,457	59
FBL Financial Group, Cl A	1,682	97
FBR *	1,869	40
FCB Financial Holdings, Cl A *	1,700	49
Federal Agricultural Mortgage, Cl C	1,988	63
Federal Realty Investment Trust ‡	11,286	1,518
Federated Investors, Cl B	16,370	570
Federated National Holding	1,300	33
FelCor Lodging Trust ‡	21,263	228
Fidelity & Guaranty Life	2,700	59
Fidelity Southern	1,513	23
Financial Engines (A)	8,464	363
Financial Institutions	1,767	41
First American Financial	18,472	660
First Bancorp	2,097	34
First BanCorp *	18,716	115
First Busey	11,811	74

Description	Shares	Market Value ($ Thousands)
First Business Financial Services	500	$22
First Cash Financial Services *	4,958	231
First Citizens BancShares, Cl A	1,691	408
First Commonwealth Financial	15,201	138
First Community Bancshares	942	16
First Connecticut Bancorp	1,048	15
First Defiance Financial	592	21
First Financial	1,612	55
First Financial Bancorp	11,549	201
First Financial Bankshares (A)	11,656	351
First Financial Northwest	1,491	17
First Horizon National	37,400	552
First Industrial Realty Trust ‡	17,853	348
First Interstate Bancsystem, Cl A	2,212	60
First Merchants	5,933	138
First Midwest Bancorp	13,142	233
First NBC Bank Holding *	1,700	58
First Niagara Financial Group	62,147	554
First of Long Island	1,130	29
First Potomac Realty Trust ‡	6,922	70
First Republic Bank	23,143	1,401
FirstMerit	28,897	568
Flagstar Bancorp *	1,800	34
Flushing Financial	4,470	87
FNB (Pennsylvania)	28,308	382
FNF Group	46,258	1,756
FNFV Group *	15,962	245
Forest City Enterprises, Cl A *	32,945	760
Forestar Group *	4,832	64
Fox Chase Bancorp	1,553	25
Franklin Street Properties ‡	11,696	136
FRP Holdings *	838	25
Fulton Financial	27,812	352
FXCM, Cl A (A)	5,250	8
Gain Capital Holdings	5,300	49
GAMCO Investors, Cl A	822	57
Gaming and Leisure Properties ‡	14,769	541
Geo Group ‡	12,790	485
German American Bancorp	1,544	45
Getty Realty ‡	3,072	52
Glacier Bancorp	13,480	379
Gladstone Commercial ‡	3,119	54
Global Indemnity, Cl A *	1,002	28
Government Properties Income Trust ‡	12,966	253
Gramercy Property Trust ‡	9,773	260
Great Southern Bancorp	1,299	51
Great Western Bancorp	2,300	53
Green Dot, Cl A *	3,855	56
Greenhill	3,971	155
Greenlight Capital Re, Cl A *	3,509	108
Guaranty Bancorp	605	10
Hancock Holding	12,314	359
Hanmi Financial	4,178	92
Hannon Armstrong Sustainable Infrastructure Capital ‡	7,100	145
Hanover Insurance Group	7,717	549
Hatteras Financial ‡	17,783	319
HCC Insurance Holdings	16,921	968
HCI Group	915	40
Healthcare Realty Trust ‡	15,455	368

7	SEI Institutional Investments Trust / Annual Report / May 31, 2015

SCHEDULE OF INVESTMENTS

Extended Market Index Fund

May 31, 2015

Description	Shares	Market Value ($ Thousands)
Healthcare Trust of America, Cl A ‡	19,750	$490
Heartland Financial USA	2,575	88
Heritage Commerce	1,100	10
Heritage Financial	4,271	73
Heritage Oaks Bancorp	1,400	11
Hersha Hospitality Trust, Cl A ‡	38,478	245
HFF, Cl A	5,695	229
Highwoods Properties ‡	14,068	590
Hilltop Holdings *	10,838	237
Home BancShares	9,896	338
Home Properties ‡	8,935	664
HomeStreet *	4,372	101
HomeTrust Bancshares *	4,102	63
Horace Mann Educators	7,714	266
Horizon Bancorp	900	22
Hospitality Properties Trust ‡	25,641	774
Howard Hughes *	6,717	989
Hudson Pacific Properties ‡	11,870	362
Hudson Valley Holding	1,305	34
Iberiabank	5,684	365
Independent Bank	3,502	158
Independent Bank Corp.	2,700	37
Independent Bank Group	1,100	45
Infinity Property & Casualty	1,614	117
InfraREIT ‡	4,600	139
Inland Real Estate ‡	10,982	111
Interactive Brokers Group, Cl A	8,927	319
International Bancshares	9,350	244
International. FCStone *	3,268	115
Invesco Mortgage Capital ‡	19,071	303
Investment Technology Group	6,017	162
Investors Bancorp	56,143	674
Investors Real Estate Trust ‡	13,531	98
iStar Financial *‡	16,418	233
James River Group Holdings	3,100	73
Janus Capital Group	26,412	479
JG Wentworth Company, Cl A *	2,500	23
Jones Lang LaSalle	7,459	1,292
Kansas City Life Insurance	165	7
KCG Holdings, Cl A *	7,407	100
Kearny Financial *	837	9
Kemper	6,736	241
Kennedy-Wilson Holdings	11,929	305
Kilroy Realty ‡	14,643	1,011
Kite Realty Group Trust ‡	5,055	137
Ladder Capital, Cl A ‡	3,500	62
Ladenburg Thalmann Financial Services *	12,600	41
Lakeland Bancorp	4,693	54
Lakeland Financial	3,305	131
Lamar Advertising, Cl A ‡	13,597	824
LaSalle Hotel Properties ‡	19,242	702
Lazard, Cl A	20,831	1,157
LegacyTexas Financial Group	5,810	151
LendingTree *	800	47
Lexington Realty Trust ‡	37,490	344
Liberty Property Trust ‡	25,175	880
LPL Financial Holdings (A)	15,162	646
LTC Properties ‡	5,917	249
Mack-Cali Realty ‡	16,567	280
Maiden Holdings	7,723	108
MainSource Financial Group	2,690	54
Manning & Napier, Cl A	1,972	22

Description	Shares	Market Value ($ Thousands)
Marcus & Millichap *	1,700	$80
Markel *	2,313	1,787
MarketAxess Holdings	5,952	526
Marlin Business Services	322	6
MB Financial	10,226	329
MBIA *	22,582	204
Meadowbrook Insurance Group	6,353	54
Medical Properties Trust ‡	36,662	497
Mercantile Bank	2,257	45
Merchants Bancshares	207	6
Mercury General	4,578	255
Meridian Bancorp *	4,127	53
Meta Financial Group	700	28
Metro Bancorp	1,177	30
MFA Mortgage Investments ‡	64,597	513
MGIC Investment *(A)	58,718	637
Mid-America Apartment Communities ‡	12,753	974
MidSouth Bancorp	400	6
MidWestOne Financial Group	269	8
Moelis, Cl A	900	26
Monmouth Real Estate Investment, Cl A ‡	13,346	129
Montpelier Re Holdings	6,289	239
Mortgage Investment Trust ‡	2,788	53
MSCI, Cl A	19,669	1,220
National Bank Holdings, Cl A	4,600	88
National Bankshares	1,036	29
National General Holdings	4,100	80
National Health Investors ‡	6,664	441
National Interstate	924	24
National Penn Bancshares	20,089	215
National Retail Properties ‡(A)	22,543	846
National Western Life Insurance, Cl A	341	84
Nationstar Mortgage Holdings *	2,646	52
Navigators Group *	1,283	100
NBT Bancorp	6,708	165
Nelnet, Cl A	2,531	104
New Residential Investments ‡	34,650	591
New York ‡	27,200	252
New York Community Bancorp (A)	74,439	1,321
New York Mortgage Trust ‡(A)	16,838	133
NewBridge Bancorp	2,600	20
NewStar Financial *	3,393	36
Nicholas Financial *	700	9
NMI Holdings, Cl A *	5,900	47
Northfield Bancorp	6,705	98
Northrim BanCorp	269	7
NorthStar Asset Management Group	28,658	627
NorthStar Realty Finance ‡	47,258	857
Northwest Bancshares	18,499	224
OceanFirst Financial	1,788	31
Ocwen Financial *(A)	13,361	136
OFG Bancorp	5,625	74
Old National Bancorp	18,561	253
Old Republic International	44,944	695
OM Asset Management	3,100	60
Omega Healthcare Investors ‡	26,547	956
On Deck Capital *(A)	3,300	50
One Liberty Properties ‡	1,124	25

8	SEI Institutional Investments Trust / Annual Report / May 31, 2015

SCHEDULE OF INVESTMENTS

Extended Market Index Fund

May 31, 2015

Description	Shares	Market Value ($ Thousands)
OneBeacon Insurance Group, Cl A	4,135	$60
Oppenheimer Holdings, Cl A	2,164	56
Opus Bank	1,100	35
Oritani Financial	7,124	105
Outfront Media ‡	23,509	651
Owens Realty Mortgage ‡	1,300	17
Pacific Continental	2,665	34
Pacific Premier Bancorp *	1,600	25
PacWest Bancorp	17,483	785
Paramount Group ‡	26,600	488
Park National	2,505	207
Park Sterling	3,770	25
Parkway Properties ‡	10,770	185
PartnerRe	8,034	1,056
Peapack Gladstone Financial	2,654	54
Pebblebrook Hotel Trust ‡	11,303	485
Penns Woods Bancorp	652	28
Pennsylvania Real Estate Investment Trust ‡	11,599	259
PennyMac Financial Services, Cl A *	1,100	21
PennyMac Mortgage Investment Trust ‡	14,063	258
Peoples Bancorp	1,710	39
Peoples Financial Services	900	34
PHH *	7,132	197
Phoenix *	841	15
Physicians Realty Trust ‡	11,000	177
PICO Holdings *	2,621	41
Piedmont Office Realty Trust, Cl A ‡	27,366	470
Pinnacle Financial Partners	6,525	323
Piper Jaffray *	2,277	108
Popular *	18,056	587
Post Properties ‡	9,511	540
Potlatch ‡	6,820	247
PRA Group *(A)	8,058	457
Preferred Bank	1,937	53
Primerica	7,929	351
PrivateBancorp, Cl A	12,619	481
ProAssurance	8,725	394
Prosperity Bancshares	12,069	647
Provident Financial Services	8,679	158
PS Business Parks ‡	3,628	265
QTS Realty Trust *	2,000	74
Radian Group (A)	33,248	596
RAIT Financial Trust ‡	13,021	83
Ramco-Gershenson Properties ‡	13,237	228
Raymond James Financial	21,081	1,225
Rayonier ‡	22,053	569
RCS Capital, Cl A (A)	2,000	16
RE, Cl A	1,600	54
Realogy Holdings *	24,702	1,160
Redwood Trust ‡	11,305	182
Regency Centers ‡	15,667	989
Regional Management *	700	12
Reinsurance Group of America, Cl A	11,716	1,096
RenaissanceRe Holdings	7,106	726
Renasant	3,960	117
Republic Bancorp, Cl A	1,298	32
Resource Capital ‡	13,505	56
Retail Opportunity Investments ‡	16,959	277

Description	Shares	Market Value ($ Thousands)
Retail Properties of America, Cl A ‡	37,303	$560
Rexford Industrial Realty ‡	9,800	143
RLI	7,782	379
RLJ Lodging Trust ‡	20,437	618
Rouse Properties ‡	6,017	104
Ryman Hospitality Properties ‡	6,960	384
S&T Bancorp	4,732	128
Sabra Health Care ‡	8,762	232
Safeguard Scientifics *	3,396	61
Safety Insurance Group	1,531	85
Sandy Spring Bancorp	2,947	77
Santander Consumer USA Holdings *	13,300	326
Saul Centers ‡	1,444	73
Seacoast Banking Corporation of Florida *(B)	3,898	58
SEI	22,519	1,077
Select Income ‡	7,521	176
Selective Insurance Group	8,284	225
Senior Housing Properties Trust ‡	40,207	805
Sierra Bancorp	478	8
Signature Bank NY *	8,470	1,183
Silver Bay Realty Trust ‡	4,446	69
Simmons First National, Cl A	4,118	177
SLM	72,700	746
South State	3,686	265
Southside Bancshares	3,725	100
Southwest Bancorp	1,679	30
Sovran Self Storage ‡	5,593	510
Spirit Realty Capital ‡	68,766	742
Springleaf Holdings, Cl A *	3,900	185
St. Joe *(A)	8,420	134
STAG Industrial ‡	8,656	184
StanCorp Financial Group	7,010	520
Starwood Property Trust ‡	40,480	967
Starwood Waypoint Residential Trust ‡	7,076	178
State Auto Financial	1,890	40
State Bank Financial	6,384	131
State National	5,800	62
Sterling Bancorp	12,729	172
Stewart Information Services	3,341	126
Stifel Financial *	11,382	606
Stock Yards Bancorp	1,635	57
Stonegate Bank	1,200	36
Stonegate Mortgage *(A)	3,100	30
STORE Capital ‡	4,000	83
Strategic Hotels & Resorts *‡	42,288	511
Suffolk Bancorp	600	14
Summit Hotel Properties ‡	11,929	159
Sun Bancorp *	332	6
Sun Communities ‡	7,621	481
Sunstone Hotel Investors ‡	35,922	548
Susquehanna Bancshares	33,323	463
SVB Financial Group *	8,482	1,144
Symetra Financial	12,583	308
Synchrony Financial *(A)	20,100	649
Synovus Financial	21,892	635
Talmer Bancorp, Cl A	4,300	68
Tanger Factory Outlet Centers ‡	15,949	536
Taubman Centers ‡	10,787	799
TCF Financial	29,539	465

9	SEI Institutional Investments Trust / Annual Report / May 31, 2015

SCHEDULE OF INVESTMENTS

Extended Market Index Fund

May 31, 2015

Description	Shares	Market Value ($ Thousands)
TD Ameritrade Holding	44,973	$1,671
Tejon Ranch *	1,647	41
Terreno Realty ‡	6,663	136
Territorial Bancorp	773	18
Texas Capital Bancshares *	6,823	371
TFS Financial	13,443	200
Third Point Reinsurance *	11,800	170
Tompkins Financial	1,905	97
Towne Bank	7,180	113
TriCo Bancshares	2,509	59
TriState Capital Holdings *	2,600	30
TrustCo Bank NY	11,926	81
Trustmark	11,339	270
Two Harbors Investment ‡	63,240	676
UDR ‡	42,179	1,373
UMB Financial	6,245	323
UMH Properties ‡	900	9
Umpqua Holdings	29,331	516
Union Bankshares	6,142	133
United Bankshares (A)	11,083	420
United Community Banks	6,574	126
United Community Financial	4,200	23
United Financial Bancorp	6,173	78
United Fire Group	3,071	94
United Insurance Holdings	1,900	27
Universal Health Realty Income Trust ‡	2,016	97
Universal Insurance Holdings	5,200	133
Univest Corp of Pennsylvania	2,123	41
Urban Edge Properties ‡	17,900	387
Urstadt Biddle Properties, Cl A ‡	2,956	59
Validus Holdings	14,526	623
Valley National Bancorp	34,770	340
Virtus Investment Partners	1,308	163
Voya Financial	21,900	992
Waddell & Reed Financial, Cl A	14,702	702
Walker & Dunlop *	1,423	35
Walter Investment Management *(A)	4,636	77
Washington Federal	15,236	337
Washington Real Estate Investment Trust ‡	11,113	278
Washington Trust Bancorp	2,270	85
Waterstone Financial	4,000	52
Webster Financial	15,751	597
Weingarten Realty Investors ‡	19,068	643
WesBanco	5,324	168
West Bancorporation	1,985	36
Westamerica Bancorporation	5,055	231
Western Alliance Bancorp *	11,503	361
Western Asset Mortgage Capital ‡(A)	6,644	101
Westwood Holdings Group	928	53
White Mountains Insurance Group	955	620
Whitestone, Cl B ‡	1,577	22
Wilshire Bancorp	10,663	118
Wintrust Financial	7,149	358
WisdomTree Investments	16,375	350
World Acceptance *(A)	976	80
WP Carey ‡	17,600	1,121
WP GLIMCHER ‡	32,702	460
WR Berkley	17,124	839
WSFS Financial	5,829	144
Yadkin Financial *	3,400	67

		167,615

Description	Shares	Market Value ($ Thousands)
Health Care — 12.9%
AAC Holdings *	1,600	$62
Abaxis	3,093	164
ABIOMED *	7,112	425
Acadia Healthcare *	8,087	600
ACADIA Pharmaceuticals *(A)	12,700	523
Accelerate Diagnostics *(A)	2,800	62
Acceleron Pharma *	2,600	88
Accuray *(A)	14,863	91
AcelRx Pharmaceuticals *(A)	2,300	8
Aceto	6,217	147
Achillion Pharmaceuticals *	17,898	177
Acorda Therapeutics *	7,142	218
Actinium Pharmaceuticals *(A)	3,600	14
Adeptus Health, Cl A *	800	56
Aegerion Pharmaceuticals *	3,706	72
Aerie Pharmaceuticals *	1,200	13
Affymetrix *(A)	11,760	138
Agenus *	7,400	61
Agios Pharmaceuticals *	2,500	305
Air Methods *	7,277	307
Akebia Therapeutics *	900	7
Akorn *	11,027	506
Albany Molecular Research *(A)	3,800	77
Alder Biopharmaceuticals *	1,900	81
Alere *	14,221	734
Align Technology *	13,913	844
Alimera Sciences *(A)	3,300	14
Alkermes *	24,253	1,482
Alliance HealthCare Services *	800	15
Allscripts Healthcare Solutions *	27,453	386
Almost Family *	1,009	39
Alnylam Pharmaceuticals *	12,089	1,585
AMAG Pharmaceuticals *	4,503	313
Amedisys *	4,171	129
AMN Healthcare Services *	8,909	237
Ampio Pharmaceuticals *(A)	7,400	18
Amsurg, Cl A *	6,766	456
Anacor Pharmaceuticals *	4,900	349
Analogic	1,620	137
AngioDynamics *	2,070	33
ANI Pharmaceuticals *	800	40
Anika Therapeutics *	1,470	50
Antares Pharma *(A)	13,708	29
Aratana Therapeutics *	2,800	38
Arena Pharmaceuticals *	39,753	156
ARIAD Pharmaceuticals *(A)	25,624	235
Array BioPharma *	20,560	157
Arrowhead Research *(A)	6,000	38
Atara Biotherapeutics *	1,700	72
athenahealth *(A)	5,892	687
AtriCure *	2,820	65
Atrion	230	86
Avalanche Biotechnologies *	1,300	48
BioCryst Pharmaceuticals *	8,200	92
BioDelivery Sciences International *	7,400	63
BioMarin Pharmaceutical *	25,946	3,258
Bio-Path Holdings *(A)	8,700	10
Bio-Rad Laboratories, Cl A *	3,153	455
Bio-Reference Labs *(A)	3,547	118
BioScrip *(A)	9,311	33

10	SEI Institutional Investments Trust / Annual Report / May 31, 2015

SCHEDULE OF INVESTMENTS

Extended Market Index Fund

May 31, 2015

Description	Shares	Market Value ($ Thousands)
Bio-Techne	6,425	$651
BioTelemetry *	5,500	53
BioTime *(A)	5,100	24
Bluebird Bio *	4,200	816
Brookdale Senior Living, Cl A *	29,009	1,093
Bruker *	18,132	360
Cambrex *	5,360	215
Cantel Medical	4,777	222
Capital Senior Living *	3,612	93
Cardiovascular Systems *	3,425	96
Castlight Health, Cl B *(A)	2,800	24
Catalent *	8,300	265
Catamaran *	34,407	2,059
Celldex Therapeutics *	15,756	455
Cempra *	5,000	184
Centene *	19,318	1,455
Cepheid *	12,069	666
Cerus *(A)	15,197	76
Charles River Laboratories International *	8,406	608
Chemed	2,845	353
ChemoCentryx *	2,000	17
Chimerix *	4,600	193
Civitas Solutions *	3,000	67
Clovis Oncology *	3,766	348
Coherus Biosciences *	1,900	47
Community Health Systems *	19,529	1,080
Computer Programs & Systems	1,702	89
CONMED	5,108	284
Cooper	8,034	1,460
Corcept Therapeutics *	13,100	80
CorVel *	1,434	51
Cross Country Healthcare *	5,079	54
CryoLife	5,045	54
CTI BioPharma *(A)	17,100	33
Cyberonics *	4,146	265
Cynosure, Cl A *	4,339	155
Cytokinetics *	2,100	13
Cytori Therapeutics *	2,432	2
CytRx *	6,500	27
Depomed *	9,255	193
Derma Sciences *	3,783	25
DexCom *	12,724	913
Dyax *	22,882	603
Dynavax Technologies *(A)	3,189	73
Emergent Biosolutions *	4,984	159
Enanta Pharmaceuticals *	1,200	49
Endocyte *	4,870	30
Endologix *	9,095	152
Ensign Group	3,718	172
Envision Healthcare Holdings *	14,200	525
Enzo Biochem *	4,300	10
Epizyme *	1,600	30
Esperion Therapeutics *	1,300	140
Exact Sciences *(A)	14,554	393
Exactech *	1,239	26
ExamWorks Group *	5,945	243
Exelixis *(A)	25,200	79
FibroGen *	2,000	36
Five Prime Therapeutics *	2,000	51
Five Star Quality Care *	8,527	39
Fluidigm *	4,553	108
Foundation Medicine *(A)	2,952	106
Galectin Therapeutics *(A)	2,100	5

Description	Shares	Market Value ($ Thousands)
Galena Biopharma *(A)	8,900	$14
Genesis Healthcare, Cl A *	2,900	18
GenMark Diagnostics *	5,900	54
Genomic Health *	1,797	49
Geron *(A)	23,970	93
Globus Medical, Cl A *	9,900	257
Greatbatch *	3,430	178
Haemonetics *	8,447	349
Halozyme Therapeutics *(A)	18,958	329
Halyard Health *	7,200	298
Hanger *	4,309	99
Health Net *	13,670	851
HealthEquity *	2,100	56
HealthSouth	15,241	658
HealthStream *	3,264	93
Healthways *	3,221	49
HeartWare International *	2,579	190
Heron Therapeutics *	2,300	45
Hill-Rom Holdings	10,101	521
HMS Holdings *	13,031	222
Hologic *	40,355	1,443
Horizon Pharma *(A)	13,300	431
ICU Medical *	1,827	177
Idera Pharmaceuticals *(A)	7,600	29
Idexx Laboratories *	8,101	1,098
IGI Laboratories *(A)	6,200	40
Illumina *	22,979	4,736
ImmunoGen *(A)	10,752	97
Immunomedics *(A)	7,257	28
Impax Laboratories *	12,188	573
IMS Health Holdings *	12,300	366
INC Research Holdings, Cl A *	2,200	76
Incyte *	23,971	2,640
Infinity Pharmaceuticals *	6,394	83
Inovalon Holdings, Cl A *	4,900	130
Inovio Pharmaceuticals *	16,000	135
Insmed *	8,400	184
Insulet *	10,421	295
Insys Therapeutics *(A)	1,900	113
Integra LifeSciences Holdings *	4,652	312
Intercept Pharmaceuticals *(A)	2,176	555
Intra-Cellular Therapies *	2,000	52
Intrexon *(A)	6,000	253
Invacare	6,889	150
IPC The Hospitalist *	2,300	114
Ironwood Pharmaceuticals, Cl A *	22,154	313
Isis Pharmaceuticals *(A)	19,794	1,333
Jazz Pharmaceuticals *	9,934	1,782
Juno Therapeutics *(A)	2,100	111
K2M Group Holdings *	2,800	73
Karyopharm Therapeutics *(A)	1,600	43
Keryx Biopharmaceuticals *(A)	17,594	183
Kindred Healthcare	14,973	343
Kite Pharma *(A)	1,600	88
KYTHERA Biopharmaceuticals *	2,900	146
Landauer	1,073	37
Lannett *	3,900	217
LDR Holding *	1,900	77
Lexicon Pharmaceuticals *(A)	3,105	22
LHC Group *	2,284	84
LifePoint Hospitals *	7,796	587
Ligand Pharmaceuticals, Cl B *(A)	2,928	258

11	SEI Institutional Investments Trust / Annual Report / May 31, 2015

SCHEDULE OF INVESTMENTS

Extended Market Index Fund

May 31, 2015

Description	Shares	Market Value ($ Thousands)
Luminex *	4,755	$80
MacroGenics *	3,400	110
Magellan Health Services *	5,040	341
MannKind *(A)	34,843	180
Masimo *	8,293	291
MedAssets *	11,739	245
Medicines *	9,357	265
Medidata Solutions *	9,494	551
Medivation *	12,804	1,691
MEDNAX *	15,356	1,093
Merge Healthcare *	16,099	73
Meridian Bioscience	6,141	112
Merit Medical Systems *	7,375	152
Merrimack Pharmaceuticals *(A)	14,600	172
Mettler Toledo International *	4,882	1,585
MiMedx Group *(A)	16,900	175
Mirati Therapeutics *	2,400	88
Molina Healthcare *	5,436	395
Momenta Pharmaceuticals *	7,254	144
Myriad Genetics *(A)	10,726	364
NanoViricides *(A)	9,400	15
National Healthcare	1,494	94
National Research, Cl A	312	4
Natus Medical *	6,158	241
Navidea Biopharmaceuticals *(A)	7,605	9
Nektar Therapeutics *	23,895	275
Neogen *	5,480	256
Neuralstem *(A)	8,000	12
Neurocrine Biosciences *	14,700	645
Nevro *	1,000	51
NewLink Genetics *	2,516	109
Northwest Biotherapeutics *(A)	4,100	34
Novavax *	43,853	395
NuVasive *	8,378	424
NxStage Medical *	8,747	142
Ocular Therapeutix *	1,700	41
Ohr Pharmaceutical *	2,500	7
Omeros *(A)	5,200	103
Omnicare	16,596	1,581
Omnicell *	6,412	237
OncoMed Pharmaceuticals *	1,500	37
Oncothyreon *	8,400	29
Ophthotech *	2,300	115
OPKO Health *(A)	31,429	556
OraSure Technologies *	5,539	34
Orexigen Therapeutics *	15,061	74
Organovo Holdings *(A)	7,300	37
Orthofix International *	2,440	80
Osiris Therapeutics *	4,100	76
Otonomy *	1,500	37
OvaScience *	2,500	85
Owens & Minor	9,239	308
Oxford Immunotec Global *	1,500	21
Pacific Biosciences of California *	8,700	49
Pacira Pharmaceuticals *	6,245	488
Pain Therapeutics *	4,500	9
PAREXEL International *	9,846	654
PDL BioPharma (A)	31,600	211
Peregrine Pharmaceuticals *(A)	15,000	21
Pernix Therapeutics Holdings *	3,900	25
PharMerica *	4,250	141
Phibro Animal Health, Cl A	1,700	59
PhotoMedex *	265	—

Description	Shares	Market Value ($ Thousands)
Portola Pharmaceuticals, Cl A *	8,400	$351
Pozen *	5,328	34
PRA Health Sciences *	2,500	84
Premier, Cl A *	4,700	180
Prestige Brands Holdings *	7,979	350
Progenics Pharmaceuticals *	11,596	65
Prothena *	3,900	154
Providence Service *	1,758	84
PTC Therapeutics *	3,800	221
Puma Biotechnology *	4,200	821
QIAGEN *	39,648	974
Quality Systems	7,215	114
Quidel *	3,412	74
Quintiles Transnational Holdings *	8,400	586
Radius Health *	1,500	72
RadNet *	3,900	25
Raptor Pharmaceutical *(A)	13,007	160
Receptos *	3,800	627
Regulus Therapeutics *	3,400	48
Relypsa *	4,000	147
Repligen *	5,222	213
Repros Therapeutics *	2,942	21
ResMed	23,599	1,388
Retrophin *	5,400	171
Revance Therapeutics *(A)	1,700	44
Rigel Pharmaceuticals *	17,759	62
Rockwell Medical *(A)	4,300	48
RTI Surgical *	6,918	45
Sage Therapeutics *	1,200	90
Sagent Pharmaceuticals *	3,875	87
Sangamo BioSciences *	11,070	136
Sarepta Therapeutics *(A)	5,200	133
Sciclone Pharmaceuticals *	6,501	60
Seattle Genetics *	17,400	750
Select Medical Holdings	13,065	214
Sequenom *(A)	22,017	74
Sirona Dental Systems *	9,822	970
Spark Therapeutics *	1,600	118
Spectranetics *(A)	6,524	162
Spectrum Pharmaceuticals *	7,079	44
STAAR Surgical *(A)	5,378	50
Stemline Therapeutics *	900	12
STERIS	10,198	682
Sucampo Pharmaceuticals, Cl A *	2,200	36
Sunesis Pharmaceuticals *	10,135	24
Supernus Pharmaceuticals *	5,000	71
Surgical Care Affiliates *	1,500	57
SurModics *	2,444	60
Symmetry Surgical *	1,222	11
Synageva BioPharma *	4,006	855
Synergy Pharmaceuticals *(A)	10,515	45
Synta Pharmaceuticals *	9,354	20
Tandem Diabetes Care *	1,500	18
Team Health Holdings *	12,108	708
Teleflex	7,002	901
TESARO *	3,700	217
Tetraphase Pharmaceuticals *	5,400	232
TG Therapeutics *(A)	2,800	44
TherapeuticsMD *(A)	21,900	155
Theravance (A)	14,209	240
Theravance Biopharma *	2,945	41
Thoratec *	9,527	432

12	SEI Institutional Investments Trust / Annual Report / May 31, 2015

SCHEDULE OF INVESTMENTS

Extended Market Index Fund

May 31, 2015

Description	Shares	Market Value ($ Thousands)
Threshold Pharmaceuticals *	9,295	$36
Tornier *	4,408	117
Triple-S Management, Cl B *	2,866	69
Ultragenyx Pharmaceutical *	1,200	104
Unilife *(A)	18,171	45
United Therapeutics *	8,064	1,482
Universal American *	7,316	75
US Physical Therapy	1,926	96
Utah Medical Products	200	11
Vanda Pharmaceuticals *	4,100	41
Vascular Solutions *	2,718	89
VCA Antech *	14,283	749
Veeva Systems, Cl A *	5,600	152
Verastem *	6,700	58
VIVUS *(A)	8,977	23
Vocera Communications *	1,742	19
VWR *	3,700	101
WellCare Health Plans *	7,566	648
West Pharmaceutical Services	12,230	662
Wright Medical Group *	6,859	188
Xencor *	3,000	54
XenoPort *	9,916	59
XOMA *	9,730	34
Zafgen *	1,600	52
Zeltiq Aesthetics *	4,400	121
ZIOPHARM Oncology *(A)	14,973	142
Zogenix *(A)	10,400	18
ZS Pharma *	1,200	70

		95,335

Industrials — 13.7%
AAON	6,950	165
AAR	5,729	169
ABM Industries	9,355	303
Acacia Research	8,749	89
ACCO Brands *	15,629	115
Accuride *	10,900	47
Actuant, Cl A	8,542	201
Acuity Brands	7,246	1,279
Advanced Drainage Systems	2,600	76
Advisory Board *	6,384	324
AECOM Technology *	25,648	847
Aegion, Cl A *	4,503	80
Aerojet Rocketdyne Holdings *	8,779	182
Aerovironment *	2,125	55
AGCO	15,123	768
Air Lease, Cl A	17,631	663
Air Transport Services Group *	6,336	67
Aircastle	12,057	293
Alamo Group	935	50
Alaska Air Group	20,922	1,352
Albany International, Cl A	4,098	162
Allegiant Travel, Cl A	2,050	323
Allison Transmission Holdings, Cl A	21,076	645
Altra Industrial Motion	3,389	93
AMERCO	1,300	428
Ameresco, Cl A *	779	6
American Railcar Industries (A)	1,277	69
American Science & Engineering	955	37
American Woodmark *	1,684	86
AO Smith	12,858	918
Apogee Enterprises	5,411	291
Applied Industrial Technologies	7,661	325

Description	Shares	Market Value ($ Thousands)
ARC Document Solutions *	4,300	$32
ArcBest	3,290	112
Argan	1,879	67
Armstrong World Industries *	8,077	444
Astec Industries	3,163	131
Astronics *	3,274	229
Astronics, Cl B *	454	32
Atlas Air Worldwide Holdings *	4,769	260
Avis Budget Group *	17,960	916
AZZ	4,896	235
B/E Aerospace	17,830	1,022
Babcock & Wilcox	19,124	637
Baltic Trading (A)	5,700	9
Barnes Group	8,152	328
Barrett Business Services	834	30
Beacon Roofing Supply *	8,370	262
Blount International *	6,185	72
Brady, Cl A	7,827	198
Briggs & Stratton (A)	6,749	129
Brink’s	7,606	243
Builders FirstSource *	7,970	98
CAI International *	1,272	27
Capstone Turbine *(A)	50,135	21
Carlisle	10,877	1,078
Casella Waste Systems, Cl A *	1,391	8
CBIZ *	3,745	34
CDI	2,269	28
CEB	5,461	462
Ceco Environmental	2,047	23
Celadon Group	3,375	79
Cenveo *(A)	7,100	18
Chart Industries *	3,972	129
Chicago Bridge & Iron (A)	16,792	911
CIRCOR International	2,315	123
Civeo	11,798	47
CLARCOR	8,023	494
Clean Harbors *	10,576	596
Colfax *	16,289	821
Columbus McKinnon	2,465	56
Comfort Systems USA	7,791	175
Commercial Vehicle Group *	5,592	35
Continental Building Products *	3,000	67
Con-way	9,168	371
Copa Holdings, Cl A (A)	5,828	497
Copart *	17,550	607
Covanta Holding	17,558	388
CRA International *	2,105	58
Crane	8,529	516
Cubic	2,989	143
Curtiss-Wright	8,378	604
Deluxe	8,754	559
DigitalGlobe *	11,232	337
Donaldson	24,346	868
Douglas Dynamics	4,222	86
Ducommun *	1,000	23
DXP Enterprises *	1,662	68
Dycom Industries *	6,207	357
Dynamic Materials	1,365	15
Echo Global Logistics *	4,586	148
EMCOR Group	9,787	444
Encore Wire	3,103	136
Energy Recovery *(A)	4,487	12
EnerNOC *	4,160	40
EnerSys	6,783	452

13	SEI Institutional Investments Trust / Annual Report / May 31, 2015

SCHEDULE OF INVESTMENTS

Extended Market Index Fund

May 31, 2015

Description	Shares	Market Value ($ Thousands)
Engility Holdings	2,010	$56
Ennis	3,488	59
Enphase Energy *(A)	2,300	22
EnPro Industries	3,568	216
ESCO Technologies	3,777	141
Esterline Technologies *	5,490	594
ExOne *(A)	1,900	24
Exponent	1,743	148
Federal Signal	9,547	142
Fortune Brands Home & Security	27,973	1,283
Forward Air	4,918	255
Franklin Covey *	491	10
Franklin Electric	8,781	309
FreightCar America	1,733	39
FTI Consulting *	6,968	274
FuelCell Energy *(A)	34,361	42
Furmanite *	3,137	26
G&K Services, Cl A	3,439	240
GATX	8,152	454
Generac Holdings *(A)	12,145	507
General Cable	6,137	116
Genesee & Wyoming, Cl A *	8,074	665
Gibraltar Industries *	3,560	64
Global Brass & Copper Holdings	2,700	47
Global Power Equipment Group	3,430	26
Golden Ocean Group (A)	5,743	24
Gorman-Rupp	1,977	55
GP Strategies *	2,500	78
Graco	9,435	685
GrafTech International *	15,817	80
Graham	796	18
Granite Construction	6,811	244
Great Lakes Dredge & Dock *	9,180	51
Greenbrier (A)	5,123	309
Griffon	4,237	68
H&E Equipment Services	3,725	81
Harsco	11,028	178
Hawaiian Holdings *	6,780	164
HD Supply Holdings *	18,500	600
Healthcare Services Group	11,439	346
Heartland Express	10,572	225
Heico	10,481	601
Heidrick & Struggles International	2,952	74
Heritage-Crystal Clean *	1,200	17
Herman Miller	9,943	275
Hertz Global Holdings *	75,014	1,492
Hexcel	16,698	822
HNI	7,249	352
Houston Wire & Cable	3,755	34
Hub Group, Cl A *	5,762	244
Hubbell, Cl B	9,989	1,079
Huntington Ingalls Industries	8,359	1,036
Hurco	1,235	41
Huron Consulting Group *	4,011	258
Hyster-Yale Materials Handling	2,002	142
ICF International *	2,468	88
IDEX	13,641	1,054
IHS, Cl A *	11,399	1,407
InnerWorkings *	3,487	22
Insperity	3,012	158
Insteel Industries	2,941	58
Interface, Cl A	10,545	227

Description	Shares	Market Value ($ Thousands)
International Shipholding	800	$6
ITT	15,863	677
JB Hunt Transport Services	15,449	1,298
JetBlue Airways *	44,781	903
John Bean Technologies	4,431	166
Kadant	1,725	81
Kaman	3,973	168
KAR Auction Services	23,829	888
KBR	26,045	499
Kelly Services, Cl A	2,795	43
Kennametal	13,814	498
KEYW Holding *(A)	4,068	28
Kforce	4,537	100
Kirby *	8,926	685
KLX *	8,665	380
Knight Transportation	10,937	313
Knoll	8,163	186
Korn/Ferry International	9,258	297
Kratos Defense & Security Solutions *	5,216	31
Landstar System	7,944	520
Layne Christensen *(A)	3,469	28
LB Foster, Cl A	1,171	45
Lennox International	7,629	859
Lincoln Electric Holdings	12,933	869
Lindsay Manufacturing (A)	1,627	131
LMI Aerospace *	181	2
LSI Industries	2,000	19
Lydall *	1,632	45
Manitex International *	1,800	14
Manitowoc	24,050	454
Manpowergroup	13,456	1,139
Marten Transport	3,095	70
Masonite International *	5,300	362
MasTec *	12,762	225
Matson	7,152	288
Matthews International, Cl A	5,013	249
McGrath RentCorp	3,748	114
Meritor *	18,495	265
Middleby *	9,725	1,057
Miller Industries	2,311	47
Mistras Group *	2,697	50
Mobile Mini	8,583	341
Moog, Cl A *	6,024	413
MRC Global *	17,212	264
MSA Safety	4,744	212
MSC Industrial Direct, Cl A	8,303	576
Mueller Industries	8,708	304
Mueller Water Products, Cl A	27,012	249
Multi-Color	1,957	125
MYR Group *	4,179	124
NACCO Industries, Cl A	305	17
National Presto Industries	591	41
Navigant Consulting *	7,641	104
Navios Maritime Holdings (A)	9,200	31
Navistar International *(A)	10,291	273
NCI Building Systems *	3,548	53
NN	2,487	68
Nordson	11,012	891
Nortek *	1,242	103
Northwest Pipe *	1,186	25
NOW *(A)	19,100	442
Old Dominion Freight Line *	9,790	666
On Assignment *	8,069	303

14	SEI Institutional Investments Trust / Annual Report / May 31, 2015

SCHEDULE OF INVESTMENTS

Extended Market Index Fund

May 31, 2015

Description	Shares	Market Value ($ Thousands)
Orbital ATK	10,092	$772
Orion Marine Group *	1,874	14
Oshkosh Truck	13,517	678
Owens Corning	20,060	850
PAM Transportation Services *	900	55
Park-Ohio Holdings	1,118	54
Patriot Transportation Holding *	279	7
Paylocity Holding *	1,100	37
Pendrell *	8,751	9
Performant Financial *	2,000	6
PGT *	4,900	59
Plug Power *(A)	19,400	53
Ply Gem Holdings *	1,300	16
Polypore International *	7,260	435
Powell Industries	1,364	49
Power Solutions International *	800	44
PowerSecure International *	3,700	55
Preformed Line Products	90	3
Primoris Services	5,347	100
Proto Labs *	4,199	290
Quad, Cl A	3,562	73
Quality Distribution *	3,910	62
Quanex Building Products	5,765	103
Raven Industries	4,155	80
RBC Bearings *	4,295	301
Regal-Beloit	7,825	612
Republic Airways Holdings *	7,596	79
Resources Connection	7,181	113
Rexnord *	11,626	298
Roadrunner Transportation Systems *	3,272	81
Rollins	14,462	359
RPX *	6,510	104
RR Donnelley & Sons	31,360	601
Rush Enterprises, Cl A *	5,399	143
Safe Bulkers (A)	4,500	15
Saia *	3,392	139
Scorpio Bulkers *(A)	15,200	36
Simpson Manufacturing	6,543	222
SkyWest	6,622	98
SolarCity *(A)	6,331	381
SP Plus *	2,498	61
Sparton *	1,100	29
Spirit AeroSystems Holdings, Cl A *	20,375	1,112
Spirit Airlines *	12,447	791
SPX	7,194	535
Standex International	1,629	130
Steelcase, Cl A	14,057	242
Sterling Construction *	591	2
Stock Building Supply Holdings *	1,700	28
Sun Hydraulics	2,877	108
Swift Transporation, Cl A *	13,809	321
TAL International Group	5,884	214
Taser International *	9,069	286
Team *	4,257	169
Teledyne Technologies *	6,137	622
Tennant	2,738	175
Terex	19,470	481
Tetra Tech	11,442	299
Textainer Group Holdings	2,253	64
Thermon Group Holdings *	6,882	156
Timken	11,809	462
Titan International	5,472	58

Description	Shares	Market Value ($ Thousands)
Titan Machinery *	3,312	$53
Toro	9,700	663
Towers Watson, Cl A	10,933	1,508
TransDigm Group	8,805	1,990
Trex *	4,940	250
TriMas *	6,176	178
TriNet Group *	1,800	54
Trinity Industries	26,542	796
Triumph Group	7,796	520
TrueBlue *	5,928	169
Tutor Perini *	4,551	95
Twin Disc	1,870	33
UniFirst	2,440	279
United Continental Holdings *	61,752	3,371
United Stationers	7,337	285
Universal Forest Products	3,955	219
Universal Truckload Services	700	14
US Ecology	3,040	140
USA Truck *	1,700	39
USG *	15,082	435
UTi Worldwide *(A)	14,295	138
Valmont Industries (A)	3,914	487
Vectrus *	1,379	35
Verisk Analytics, Cl A *	27,672	2,008
Veritiv *	1,000	41
Viad	2,271	61
Vicor *	2,500	34
Virgin America *(A)	1,900	54
VSE	500	31
Wabash National *	11,741	159
WABCO Holdings *	9,510	1,202
Wabtec	16,106	1,615
WageWorks *	6,571	282
Waste Connections	21,003	1,019
Watsco	4,059	511
Watts Water Technologies, Cl A	5,356	285
Werner Enterprises	5,990	165
Wesco Aircraft Holdings *	6,146	91
WESCO International *	7,766	558
West	5,700	174
Woodward Governor	11,542	588
Xerium Technologies *	2,400	41
XPO Logistics *(A)	9,290	457
YRC Worldwide *	4,500	59

		101,142

Information Technology — 16.6%
3D Systems *(A)	19,547	428
ACI Worldwide *	17,212	410
Activision Blizzard	82,406	2,082
Actua *	5,188	66
Acxiom *	10,574	175
ADTRAN	6,797	117
Advanced Energy Industries *	8,019	229
Advanced Micro Devices *(A)	103,900	237
Advent Software	9,268	406
Agilysys *	900	8
Alliance Fiber Optic Products	600	12
Alpha & Omega Semiconductor *	1,100	9
Ambarella *(A)	4,400	397
Amber Road *	1,900	14
Amdocs	26,868	1,474
American Software, Cl A	2,872	25
Amkor Technology *	11,313	76
Angie’s List *	3,748	24

15	SEI Institutional Investments Trust / Annual Report / May 31, 2015

SCHEDULE OF INVESTMENTS

Extended Market Index Fund

May 31, 2015

Description	Shares	Market Value ($ Thousands)
Anixter International *	4,441	$302
Ansys *	15,517	1,381
AOL *	13,765	688
Applied Micro Circuits *	8,998	58
Applied Optoelectronics *	1,700	30
Arista Networks *	800	56
ARRIS Group *	19,770	653
Arrow Electronics *	16,925	1,029
Aspen Technology *	13,167	564
Atmel	72,982	647
AVG Technologies *	4,300	105
Avnet	23,399	1,030
AVX	7,078	100
Axcelis Technologies *	7,300	23
Badger Meter	1,862	120
Bankrate *	13,949	170
Barracuda Networks *	900	35
Bazaarvoice *	8,300	47
Bel Fuse, Cl B	888	20
Belden	6,823	576
Benchmark Electronics *	10,330	240
Benefitfocus *	700	25
Black Box	2,509	50
Blackbaud	7,055	362
Blackhawk Network Holdings, Cl A *	12,700	437
Blucora *	6,429	102
Booz Allen Hamilton Holding, Cl A	13,565	344
Bottomline Technologies de *	7,771	205
Box, Cl A *(A)	3,600	64
Brightcove *	2,600	18
Broadridge Financial Solutions	20,397	1,105
BroadSoft *	5,694	208
Brocade Communications Systems	74,047	916
Brooks Automation	8,403	94
Cabot Microelectronics *	3,624	167
CACI International, Cl A *	3,632	311
Cadence Design Systems *	49,147	973
CalAmp *(A)	4,756	94
Calix *	4,945	40
Callidus Software *	8,056	115
Carbonite *	1,400	15
Cardtronics *	7,485	273
Cascade Microtech *	3,600	58
Cass Information Systems	1,490	74
Cavium *	9,131	643
CDK Global	26,900	1,434
CDW	15,200	564
CEVA *	3,838	79
ChannelAdvisor *	2,400	27
Checkpoint Systems	6,545	64
Ciber *	13,787	46
Ciena *(A)	17,286	417
Cimpress *	5,899	486
Cirrus Logic *	10,195	385
Clearfield *(A)	1,400	21
Cognex	14,958	755
Coherent *	4,153	258
Cohu	2,077	28
CommScope Holding *	9,300	290
CommVault Systems *	6,984	310
Computer Task Group	792	6

Description	Shares	Market Value ($ Thousands)
comScore *	5,347	$303
Comtech Telecommunications	1,932	58
Comverse *	2,100	51
Constant Contact *	4,666	127
Control4 *	1,400	13
Convergys	18,087	449
CoreLogic *	15,983	623
Cornerstone OnDemand *	9,799	305
CoStar Group *	5,463	1,141
Coupons.com *	1,400	18
Covisint *	4,989	13
Cray *	7,870	241
Cree *(A)	17,523	531
CSG Systems International	5,617	175
CTS	4,045	76
CUI Global *	4,400	24
Cvent *	2,100	55
Cypress Semiconductor	51,835	712
Daktronics	4,580	49
Datalink *	3,697	34
Dealertrack Technologies *	8,800	367
Demandware *	4,545	283
DHI Group *	6,690	57
Diebold	10,533	360
Digi International *	3,601	36
Digimarc *	276	9
Diodes *	5,742	152
Dolby Laboratories, Cl A	8,704	341
Dot Hill Systems *	7,000	49
DSP Group *	862	10
DST Systems	4,350	515
DTS *	3,044	97
EarthLink Holdings	11,833	82
Ebix	3,825	136
EchoStar, Cl A *	7,003	351
Electro Rent	1,059	11
Electro Scientific Industries	2,445	13
Electronics For Imaging *	7,728	334
Ellie Mae *	4,463	282
Endurance International Group Holdings *(A)	3,100	63
Entegris *	25,308	353
Envestnet *	5,095	223
EPAM Systems *	6,300	453
Epiq Systems	3,690	62
ePlus *	644	50
Euronet Worldwide *	8,088	484
EVERTEC	10,200	227
Exar *	4,992	54
ExlService Holdings *	5,323	191
Extreme Networks *	10,187	28
Fabrinet *	5,515	100
FactSet Research Systems	7,186	1,187
Fair Isaac	5,691	499
Fairchild Semiconductor International, Cl A *	19,009	379
FARO Technologies *	2,208	96
FEI	7,352	600
Finisar *	15,454	338
FireEye *	14,300	666
FleetCor Technologies *	13,773	2,095
FleetMatics Group *	5,778	242
FormFactor *	6,967	65
Forrester Research	1,564	53

16	SEI Institutional Investments Trust / Annual Report / May 31, 2015

SCHEDULE OF INVESTMENTS

Extended Market Index Fund

May 31, 2015

Description	Shares	Market Value ($ Thousands)
Fortinet *	23,299	$933
Freescale Semiconductor *	16,507	745
Gartner *	14,237	1,245
Genpact *	27,750	624
Gigamon *	2,800	86
Global Cash Access Holdings *	7,316	57
Global Payments	11,528	1,203
Global Sources *	751	4
Glu Mobile *	16,800	109
Gogo *	9,200	197
GrubHub *	1,000	40
GSI Group *	5,462	82
GTT Communications *	1,800	40
Guidance Software *	594	4
Guidewire Software *	11,869	575
Hackett Group	3,300	39
Harmonic *	14,394	98
Heartland Payment Systems	6,511	348
Higher One Holdings *	1,534	4
HomeAway *	13,977	392
HubSpot *	1,600	81
IAC	12,621	947
iGATE *	6,186	294
II-VI *	8,943	167
Immersion *	3,567	43
Imperva *	4,583	279
Infinera *	22,884	472
Infoblox *	10,603	276
Informatica *	17,785	861
Ingram Micro, Cl A *	24,446	655
Inphi *	4,962	119
Insight Enterprises *	7,198	211
Integrated Device Technology *	23,345	552
Integrated Silicon Solution	3,805	78
Interactive Intelligence Group *(A)	2,268	98
InterDigital	6,130	359
Internap Network Services *	8,784	86
Intersil, Cl A	19,572	264
Intevac *	3,000	16
Intralinks Holdings *	3,326	35
InvenSense, Cl A *(A)	9,677	137
IPG Photonics *	5,820	552
Itron *	5,411	194
Ixia *	12,258	154
IXYS	1,980	24
j2 Global (A)	8,357	555
Jabil Circuit	34,700	853
Jack Henry & Associates	14,419	938
JDS Uniphase *	40,700	522
Jive Software *	7,834	44
Kemet *	2,462	8
Keysight Technologies *	28,400	933
Kimball Electronics *	3,093	48
Knowles *(A)	15,800	306
Kopin *	8,823	31
KVH Industries *	1,997	25
Lattice Semiconductor *	16,962	106
Leidos Holdings	10,350	440
LendingClub *(A)	11,600	223
Lexmark International, Cl A	9,980	459
Limelight Networks *	15,000	66
LinkedIn, Cl A *	17,206	3,354
Lionbridge Technologies *	7,618	42

Description	Shares	Market Value ($ Thousands)
Liquidity Services *	2,222	$22
Littelfuse	3,703	358
LivePerson *	8,091	77
LogMeIn *	4,513	286
Luxoft Holding, Cl A *	1,100	59
MA-COM Tech *	1,300	50
Manhattan Associates *	13,080	717
ManTech International, Cl A	2,822	80
Marchex, Cl B	2,900	14
Marin Software *	1,400	8
Marketo *	3,000	90
Marvell Technology Group	68,902	964
Maxim Integrated Products	47,304	1,659
MAXIMUS	11,616	759
MaxLinear, Cl A *	5,545	56
Maxwell Technologies *(A)	2,864	15
Mentor Graphics	15,740	411
Mercury Systems *	6,123	84
Mesa Laboratories	300	26
Methode Electronics	6,984	328
Micrel	6,093	85
Microsemi *	16,514	601
MicroStrategy, Cl A *	1,653	291
Millennial Media *	3,000	5
Mitel Networks *	5,313	49
MKS Instruments	8,323	314
Model N *	900	10
ModusLink Global Solutions *	6,400	22
MoneyGram International *	2,905	28
Monolithic Power Systems	5,751	314
Monotype Imaging Holdings	6,860	178
Monster Worldwide *	12,508	76
MTS Systems	1,989	135
Multi-Fineline Electronix *	1,200	30
Nanometrics *	3,644	57
National Instruments	17,467	522
NCR *	28,683	862
NETGEAR *	4,892	152
NetScout Systems *(A)	6,858	275
NetSuite *	7,203	673
NeuStar, Cl A *(A)	10,532	288
Newport *	5,995	113
NIC	10,822	182
Nimble Storage *	800	21
Nuance Communications *	41,081	693
Numerex, Cl A *	477	4
NVE	694	50
Oclaro *(A)	11,100	29
OmniVision Technologies *	8,142	220
ON Semiconductor *	74,900	993
OSI Systems *	3,768	272
Palo Alto Networks *	9,133	1,548
Pandora Media *	35,471	662
Park Electrochemical	1,982	43
ParkerVision *(A)	14,552	5
Paycom Software *	1,800	63
PC Connection	831	21
PDF Solutions *	4,653	74
Pegasystems	5,136	112
Perficient *	6,700	127
Pericom Semiconductor	4,211	55
Photronics *	14,429	146
Plantronics	6,969	384
Plexus *	5,828	265

17	SEI Institutional Investments Trust / Annual Report / May 31, 2015

SCHEDULE OF INVESTMENTS

Extended Market Index Fund

May 31, 2015

Description	Shares	Market Value ($ Thousands)
PMC-Sierra *	32,354	$294
Polycom *	25,247	340
Power Integrations	5,689	289
PRGX Global *	936	4
Procera Networks *	1,381	16
Progress Software *	9,758	257
Proofpoint *	7,000	414
PROS Holdings *	3,399	65
PTC *	18,490	763
Q2 Holdings *	2,400	57
Qlik Technologies *	15,625	565
QLogic *	13,122	204
Qorvo *	23,880	1,962
Qualys *	2,500	102
Quantum *	41,478	85
Quicklogic *	6,400	10
QuinStreet *	1,186	7
Rackspace Hosting *	20,077	805
Rally Software Development *	4,700	91
Rambus *	16,110	246
RealD *	7,764	98
RealNetworks *	844	5
RealPage *	7,046	129
Reis	500	11
RetailMeNot *	3,600	73
Rightside Group *	337	3
Rocket Fuel *(A)	2,100	17
Rofin-Sinar Technologies *	3,515	100
Rogers *	2,493	180
Rosetta Stone *	700	5
Rovi *	13,934	234
Rubicon Technology *	1,000	3
Ruckus Wireless *	7,817	82
Rudolph Technologies *	5,507	70
Sabre	8,100	211
Sanmina *	12,666	274
Sapiens International	5,300	48
ScanSource *	4,096	159
Science Applications International	6,442	341
SciQuest *	2,538	39
Seachange International *	3,843	26
Semtech *	12,675	271
ServiceNow *	25,569	1,959
ServiceSource International *	9,746	43
ShoreTel *	5,870	40
Shutterstock *	2,697	173
Silicon Graphics International *	3,190	20
Silicon Laboratories *	7,082	393
SolarWinds *	10,360	492
Solera Holdings	12,027	593
Sonus Networks *	5,720	45
Speed Commerce *	5,400	1
Splunk *	20,984	1,419
SPS Commerce *	2,129	138
SS&C Technologies Holdings	10,709	631
Stamps.com *	2,355	158
Stratasys *	7,069	251
SunEdison *(A)	45,009	1,349
SunPower, Cl A *	7,836	238
Super Micro Computer *	4,851	162
Sykes Enterprises *	6,211	151
Synaptics *	6,287	626
Synchronoss Technologies *	5,397	238

Description	Shares	Market Value ($ Thousands)
SYNNEX	5,070	$419
Synopsys *	26,052	1,300
Syntel *	4,854	231
Tableau Software, Cl A *	6,600	747
Take-Two Interactive Software *	12,839	351
Tangoe *(A)	4,655	59
Tech Data *	6,265	395
TechTarget *	4,700	43
TeleCommunication Systems, Cl A *	11,300	36
Telenav *	3,400	31
TeleTech Holdings	3,427	87
Teradyne	32,200	681
Tessco Technologies	700	13
Tessera Technologies	8,730	337
Textura *	2,200	64
TiVo *	14,386	151
Travelzoo *	287	3
Trimble Navigation *	44,220	1,037
TrueCar *(A)	1,700	24
TTM Technologies *	7,087	70
Twitter *	85,300	3,128
Tyler Technologies *	5,687	691
Ubiquiti Networks	6,000	191
Ultimate Software Group *	4,835	782
Ultra Clean Holdings *	4,452	29
Ultratech *	2,968	59
Unisys *	7,183	148
Universal Display *	6,308	339
Unwired Planet *	3,460	2
Vantiv, Cl A *	21,308	852
Varonis Systems *	1,500	30
Vasco Data Security International *(A)	4,254	113
Veeco Instruments *	7,001	212
VeriFone Holdings *	19,229	734
Verint Systems *	10,350	669
ViaSat *	6,256	394
Violin Memory *(A)	9,300	31
VirnetX Holding *(A)	4,742	23
Virtusa *	4,649	212
Vishay Intertechnology	22,517	293
Vishay Precision Group *	464	6
VMware, Cl A *	14,717	1,285
Vringo *(A)	6,600	4
Web.com Group *	7,239	164
WebMD Health, Cl A *	7,127	327
WEX *	6,676	757
Wix.com *	1,300	32
Workday, Cl A *	15,789	1,246
Xcerra *	7,941	61
XO Group *	4,415	72
Xoom *(A)	3,570	67
Yelp, Cl A *(A)	8,198	393
Zebra Technologies, Cl A *	8,564	939
Zendesk *	2,400	55
Zillow Group, Cl A *(A)	7,391	675
Zix *	6,113	28
Zynga, Cl A *	119,074	351

		122,309

Materials — 5.2%
A. Schulman	4,729	202
AEP Industries *	180	9
AK Steel Holding *(A)	24,300	128

18	SEI Institutional Investments Trust / Annual Report / May 31, 2015

SCHEDULE OF INVESTMENTS

Extended Market Index Fund

May 31, 2015

Description	Shares	Market Value ($ Thousands)
Albemarle	19,264	$1,159
AM Castle *(A)	923	5
American Vanguard	3,999	55
Ampco-Pittsburgh	333	5
AptarGroup	10,266	655
Ashland	11,608	1,479
Axalta Coating Systems *	9,700	332
Axiall	12,425	469
Balchem	5,088	287
Bemis	15,700	721
Berry Plastics Group *	15,738	527
Boise Cascade *	5,970	212
Cabot	11,432	474
Calgon Carbon	8,218	171
Carpenter Technology	8,701	355
Celanese, Cl A	25,992	1,790
Century Aluminum *	6,659	74
Chase	800	33
Chemtura *	10,729	298
Clearwater Paper *	2,951	177
Cliffs Natural Resources	18,900	100
Coeur Mining *	26,161	143
Commercial Metals	19,541	314
Compass Minerals International	5,940	512
Crown Holdings *	23,335	1,290
Cytec Industries	11,234	680
Deltic Timber	1,596	103
Domtar	11,350	491
Eagle Materials	8,583	716
Ferro *	14,205	215
Flotek Industries *	6,296	72
FutureFuel	3,876	46
Glatfelter	5,471	128
Globe Specialty Metals	11,102	215
Gold Resource	1,558	5
Graphic Packaging Holding	56,017	798
Greif, Cl A	4,419	169
H.B. Fuller	8,233	347
Handy & Harman *	800	25
Hawkins	1,773	72
Haynes International	2,823	133
Headwaters *	10,820	205
Hecla Mining	65,556	204
Horsehead Holding *	7,009	87
Huntsman	34,624	777
Innophos Holdings	2,889	151
Innospec	3,113	133
Intrepid Potash *	7,060	82
Kaiser Aluminum	3,354	272
KapStone Paper and Packaging	12,542	338
KMG Chemicals	2,509	75
Koppers Holdings	4,773	123
Kraton Performance Polymers *	4,880	116
Kronos Worldwide	3,484	42
Louisiana-Pacific *	22,942	415
LSB Industries *	2,939	125
Materion	3,474	129
Minerals Technologies	6,224	419
Molycorp *(A)	16,247	9
Myers Industries	3,418	59
Neenah Paper	2,593	156
NewMarket	1,397	643
Noranda Aluminum Holding	9,100	16
Olin (A)	14,116	413

Description	Shares	Market Value ($ Thousands)
Olympic Steel	1,927	$34
OM Group	5,583	148
OMNOVA Solutions *	7,567	57
Packaging Corp of America	16,549	1,145
Patrick Industries *	2,900	173
Platform Specialty Products *	16,900	442
PolyOne	14,132	550
Quaker Chemical	1,934	165
Rayonier Advanced Materials	4,917	81
Reliance Steel & Aluminum	13,238	845
Rentech *	37,265	44
Resolute Forest Products *	9,092	109
Rock-Tenn, Cl A	24,070	1,568
Royal Gold	11,102	719
RPM International	22,488	1,125
RTI International Metals *	4,743	167
Ryerson Holding *	1,400	12
Schnitzer Steel Industries, Cl A	3,456	62
Schweitzer-Mauduit International	4,938	199
Scotts Miracle-Gro, Cl A	7,159	439
Senomyx *(A)	4,900	28
Sensient Technologies	8,135	551
Silgan Holdings	7,030	382
Sonoco Products	17,521	789
Southern Copper (A)	25,029	751
Steel Dynamics	40,937	893
Stepan	2,725	140
Stillwater Mining *	18,980	275
SunCoke Energy	8,646	141
Tahoe Resources	23,588	329
TimkenSteel	7,904	235
Trecora Resources *	2,517	35
Tredegar	2,341	46
Trinseo *	2,300	67
Tronox, Cl A	10,100	170
United States Steel (A)	25,200	615
Universal Stainless & Alloy Products *	1,034	19
US Concrete *	3,000	113
Valspar	14,226	1,187
Walter Industries (A)	5,626	3
Wausau Paper	4,619	45
Westlake Chemical	6,210	438
Worthington Industries	7,502	204
WR Grace *	12,824	1,256
Zep	3,721	74

		38,050

Telecommunication Services — 1.0%
8x8 *	10,914	91
Atlantic Telegraph-Network	1,367	92
Boingo Wireless *	2,700	24
Cincinnati Bell *	30,086	110
Cogent Communications Holdings	8,804	277
Consolidated Communications Holdings	7,576	157
FairPoint Communications *	4,570	92
General Communication, Cl A *	4,403	71
Globalstar *	32,000	85
Hawaiian Telcom Holdco *	905	23
IDT, Cl B	3,103	56
inContact *	7,628	74
Inteliquent	7,353	130

19	SEI Institutional Investments Trust / Annual Report / May 31, 2015

SCHEDULE OF INVESTMENTS

Extended Market Index Fund

May 31, 2015

Description	Shares	Market Value ($ Thousands)
Intelsat *(A)	5,200	$56
Iridium Communications *(A)	11,746	122
Lumos Networks	2,271	32
magicJack VocalTec *(A)	3,636	30
NTELOS Holdings	1,498	13
ORBCOMM *	7,786	53
Premiere Global Services *	5,618	57
RingCentral, Cl A *	4,700	80
SBA Communications, Cl A *	21,419	2,395
Shenandoah Telecommunications	2,752	86
Spok Holdings	4,132	72
Sprint *(A)	126,990	590
Telephone & Data Systems	14,055	417
T-Mobile US *	44,405	1,726
US Cellular *	1,452	57
Vonage Holdings *	30,720	143
Windstream Holdings (A)	14,883	121
Zayo Group Holdings *	3,000	79

		7,411

Utilities — 3.3%
Abengoa Yield (A)	5,600	215
ALLETE	7,870	396
Alliant Energy	18,718	1,147
American States Water	6,574	253
American Water Works	29,918	1,582
Aqua America	27,537	725
Artesian Resources, Cl A	284	6
Atlantic Power (A)	12,421	37
Atmos Energy	17,082	923
Avista	9,252	296
Black Hills	7,302	349
California Water Service Group	7,141	171
Calpine *	65,472	1,316
Chesapeake Utilities	3,115	164
Cleco	10,522	571
Connecticut Water Service	1,906	67
Dynegy, Cl A *	19,300	624
El Paso Electric	6,836	249
Empire District Electric	6,356	148
Great Plains Energy	24,123	629
Hawaiian Electric Industries	18,758	573
IDACORP	8,824	525
ITC Holdings	26,775	945
Laclede Group	7,003	375
MDU Resources Group	29,932	627
MGE Energy	5,914	229
Middlesex Water	2,701	59
National Fuel Gas	14,288	918
New Jersey Resources	13,594	409
Northwest Natural Gas	5,276	236
NorthWestern	8,346	434
NRG Yield, Cl A (A)	3,000	79
NRG Yield, Cl C (A)	3,000	81
OGE Energy	33,676	1,061
ONE Gas	9,300	412
Ormat Technologies	5,434	202
Otter Tail	4,846	131
Pattern Energy Group, Cl A	7,000	199
Piedmont Natural Gas	13,692	510
PNM Resources	13,017	346
Portland General Electric	13,800	482
Questar	27,408	622
SJW	2,464	74

Description	Shares/Face Amount ($ Thousands)	Market Value ($ Thousands)
South Jersey Industries	12,196	$322
Southwest Gas	8,241	449
TerraForm Power, Cl A	4,700	189
UGI	29,196	1,092
UIL Holdings	9,050	459
Unitil	1,358	46
Vectren	14,343	610
Vivint Solar *(A)	4,900	70
Westar Energy, Cl A	22,070	809
WGL Holdings	8,261	475
York Water	752	17

		23,935

Total Common Stock (Cost $639,406) ($ Thousands)		722,360

	Number Of Warrants

WARRANTS ‡‡ — 0.0%
Magnum Hunter Resources *(A)	1,239	—
Tejon Ranch *	96	—

Total Warrants (Cost $—) ($ Thousands)		—

	Number Of Rights

RIGHTS ‡‡ — 0.0%

Bermuda — 0.0%
Central European Media Enterprises *	112	—

United States — 0.0%
CHC Group *	7,800	—
Chelsea Therapeutics International *	4,000	—
Durata Therapeutics *	800	—
Furiex Pharmaceuticals *	942	—
Leap Wireless *	7,532	—
Trius Contingent Value *	2,885	—

Total Rights (Cost $—) ($ Thousands)		—

AFFILIATED PARTNERSHIP — 5.8%
SEI Liquidity Fund, L.P.
0.060% ** †(C)	42,794,061	42,794

Total Affiliated Partnership (Cost $42,794) ($ Thousands)		42,794

CASH EQUIVALENT — 1.9%
SEI Daily Income Trust, Prime Obligation Fund, Cl A
0.010% ** †	14,157,347	14,157

Total Cash Equivalent (Cost $14,157) ($ Thousands)		14,157

U.S. TREASURY OBLIGATIONS (D) (E) — 0.1%
U.S. Treasury Bill
0.011%, 07/23/2015	$300	300
U.S. Treasury Bills
0.005%, 07/09/2015	510	510

20	SEI Institutional Investments Trust / Annual Report / May 31, 2015

SCHEDULE OF INVESTMENTS

Extended Market Index Fund

May 31, 2015

Description	Market Value ($ Thousands)
Total U.S. Treasury Obligations (Cost $810) ($ Thousands)	$810

Total Investments — 105.8% (Cost $697,167) ($ Thousands)	$780,121

A list of the open futures contracts held by the Fund at May 31, 2015, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
Russell 2000 Index E-MINI	47	Jun-2015	$71
S&P Mid 400 Index E-MINI	60	Jun-2015	176

			$247

For the year ended May 31, 2015, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $737,363 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2015.

†	Investment in Affiliated Security (see Note 6).

‡	Real Estate Investment Trust.

‡‡	Expiration date unavailable.

(A)	This security or a partial position of this security is on loan at May 31, 2015. The total market value of securities on loan at May 31, 2015 was $ 41,297 ($ Thousands).

(B)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(C)	This security was purchased with cash collateral held from securities on loan (See Note 12). The total value of such securities as of May 31, 2015 was $42,794 ($ Thousands).

(D)	The rate reported is the effective yield at time of purchase.

(E)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

Cl — Class

L.P. — Limited Partnership

Ser — Series

S&P — Standard & Poor’s

The following is a list of the level of inputs used as of May 31, 2015, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$722,360	$—	$—	$722,360
Warrants	—	—	—	—
Rights	—	—	—	—
Affiliated Partnership	—	42,794	—	42,794
Cash Equivalent	14,157	—	—	14,157
U.S. Treasury Obligations	—	810	—	810

Total Investments in Securities	$736,517	$43,604	$—	$780,121

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts * Unrealized Appreciation	$247	$—	$—	$247

Total Futures Contracts *	$247	$—	$—	$247

* Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended May 31, 2015, there were no transfers between Level 1, Level 2 and Level 3 assets and liabilities.

For the year ended May 31, 2015, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

21	SEI Institutional Investments Trust / Annual Report / May 31, 2015

SCHEDULE OF INVESTMENTS

Small Cap Fund

May 31, 2015

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 93.8%

Consumer Discretionary — 12.6%
1-800-Flowers.com, Cl A *	33,956	$323
2U *(A)	62,869	1,745
Aeropostale *(A)	19,600	37
AMC Entertainment Holdings, Cl A	4,050	117
American Axle & Manufacturing Holdings *	38,567	968
American Eagle Outfitters	1,805	30
America’s Car-Mart *	600	32
Arctic Cat	600	20
Ascena Retail Group *	29,270	433
bebe stores	25,639	67
Big 5 Sporting Goods	19,100	278
Big Lots	13,500	593
Bloomin’ Brands	15,100	339
Boyd Gaming *	29,097	416
Bravo Brio Restaurant Group *	53,200	713
Brinker International	7,700	425
Brunswick	44,524	2,273
Buffalo Wild Wings *	200	31
Build-A-Bear Workshop, Cl A *	13,000	209
Burlington Stores *	42,089	2,221
Caleres	8,800	272
Callaway Golf (A)	107,486	1,015
Capella Education	3,789	202
Career Education *	62,900	237
Carmike Cinemas *	32,300	899
Cato, Cl A	8,600	321
Children’s Place Retail Stores	21,550	1,409
Christopher & Banks *	13,700	79
Chuy’s Holdings *(A)	62,620	1,628
Citi Trends *	11,202	269
ClubCorp Holdings	24,857	565
Container Store Group *(A)	35,549	653
Cooper Tire & Rubber	28,353	1,041
Cooper-Standard Holding *	1,800	112
Core-Mark Holding	4,611	247
Cracker Barrel Old Country Store	1,545	218
Crocs *	61,200	921
CSS Industries	10,800	298
Dana Holdings	77,650	1,690
Dave & Buster’s Entertainment *	13,441	425
Demand Media *	2,972	17
Denny’s *	25,900	270
Destination Maternity	2,500	27
Destination XL Group *	43,400	211
Dex Media *(A)	11,400	10
Diamond Resorts International *	13,311	414
DineEquity	1,900	185
Drew Industries	4,400	270
Entravision Communications, Cl A	69,995	473
Ethan Allen Interiors	39,830	1,000
EW Scripps, Cl A	6,107	143
Express *	97,058	1,712
Fiesta Restaurant Group *	35,602	1,657
Five Below *(A)	43,196	1,436
Francesca’s Holdings *	3,400	53
Fred’s, Cl A	15,500	271
Fuel Systems Solutions *	1,441	12

Description	Shares	Market Value ($ Thousands)
Genesco *	16,595	$1,098
G-III Apparel Group *	9,169	521
Grand Canyon Education *	5,900	252
Gray Television *	42,352	676
Group 1 Automotive	3,300	272
Harte-Hanks	12,674	79
Haverty Furniture	14,300	300
Helen of Troy *	8,700	761
hhgregg *(A)	12,200	47
Houghton Mifflin Harcourt *	2,965	78
Hovnanian Enterprises, Cl A *(A)	20,100	65
Hyatt Hotels, Cl A *	1,150	66
Imax *	42,918	1,731
Isle of Capri Casinos *	21,336	303
Jack in the Box	29,767	2,584
Journal Media Group	2,301	18
K12 *	55,400	759
Kate Spade *	25,464	631
Kirkland’s *	16,723	439
Krispy Kreme Doughnuts *	92,768	1,613
La Quinta Holdings *	18,112	450
La-Z-Boy, Cl Z	7,200	191
LeapFrog Enterprises, Cl A *(A)	38,600	78
Libbey	50,322	1,988
Lithia Motors, Cl A	11,665	1,242
Loral Space & Communications *	10,000	668
Marriott Vacations Worldwide	2,800	247
MDC Partners, Cl A	89,700	1,902
Men’s Wearhouse	21,431	1,243
Meredith	23,375	1,234
Modine Manufacturing *	29,106	326
Movado Group	3,900	102
NACCO Industries, Cl A	1,400	80
Nautilus *	41,334	873
New Media Investment	15,706	346
Noodles, Cl A *(A)	32,300	469
Nutrisystem	1,662	38
Office Depot *	35,800	332
Orbitz Worldwide *	3,100	35
Outerwall (A)	3,400	261
Overstock.com *	19,700	426
Penske Auto Group	13,421	693
Pep Boys-Manny Moe & Jack *	24,918	252
Perry Ellis International *	6,351	156
PetMed Express (A)	11,646	194
Pool	13,273	880
Red Robin Gourmet Burgers *	17,174	1,432
Rent-A-Center, Cl A	15,700	475
Restoration Hardware Holdings *	14,707	1,338
Ruth’s Hospitality Group	47,900	706
Ryland Group	42,025	1,768
Select Comfort *	12,307	383
Shoe Carnival	16,325	451
Shutterfly *	23,032	1,071
Six Flags Entertainment	8,777	429
Skechers U.S.A., Cl A *	17,384	1,840
Skullcandy *	24,700	185
Smith & Wesson Holding *	16,000	235
Sonic	13,206	398
Sportsman’s Warehouse Holdings *(A)	86,207	835
Stage Stores	17,482	283
Standard Motor Products	2,837	100

1	SEI Institutional Investments Trust / Annual Report / May 31, 2015

SCHEDULE OF INVESTMENTS

Small Cap Fund

May 31, 2015

Description	Shares	Market Value ($ Thousands)
Starwood Hotels & Resorts Worldwide	1,200	$99
Stein Mart	17,491	186
Steiner Leisure *	1,700	83
Steven Madden *	36,601	1,383
Stoneridge *	29,478	352
Strayer Education *	5,600	257
TAL Education Group ADR *(A)	25,067	908
Tenneco *	8,600	505
Tile Shop Holdings *(A)	64,655	806
Tilly’s, Cl A *	13,534	130
Time	6,900	155
Tower International *	14,172	390
TRI Pointe Homes *	48,632	701
Tuesday Morning *	27,213	349
Vail Resorts	32,309	3,352
Vitamin Shoppe *	46,091	1,830
Wayfair, Cl A *(A)	51,127	1,528
Wolverine World Wide	80,526	2,366
Zumiez *	3,600	108

		86,348

Consumer Staples — 2.5%
Cal-Maine Foods (A)	8,769	497
Casey’s General Stores	14,676	1,280
Darling Ingredients *	56,955	894
Diamond Foods *	26,482	754
Fresh Del Monte Produce	20,900	787
Freshpet *(A)	48,667	966
Ingles Markets, Cl A	12,734	622
J&J Snack Foods	14,020	1,511
John B Sanfilippo & Son	14,032	710
Lancaster Colony	4,700	419
Landec *	95,900	1,371
Medifast *	17,200	553
Omega Protein *	11,592	159
Pinnacle Foods	10,932	461
Roundy’s *	16,200	57
Seneca Foods, Cl A *	3,900	110
SpartanNash	79,391	2,482
SUPERVALU *	131,709	1,163
Universal (A)	21,400	1,102
USANA Health Sciences *	8,000	1,025
Weis Markets	4,900	211

		17,134

Energy — 4.0%
Abraxas Petroleum *	10,674	31
Alberta Oilsands *	536,100	47
Alon USA Energy (A)	13,300	235
Approach Resources *(A)	221,700	1,554
Bill Barrett *(A)	200,000	1,766
Bonanza Creek Energy *	23,355	485
Callon Petroleum *	57,379	451
Carrizo Oil & Gas *	8,977	450
Dawson Geophysical *	10,919	59
Delek US Holdings	30,742	1,164
DHT Holdings	72,000	568
Diamondback Energy *	8,667	674
Dril-Quip *	8,428	637
Eclipse Resources *(A)	21,544	136
Energy XXI Bermuda (A)	27,233	94
Exterran Holdings	30,495	1,008
Forum Energy Technologies *	24,735	513
GasLog	43,340	897

Description	Shares	Market Value ($ Thousands)
Green Plains Renewable Energy	24,789	$815
Gulfport Energy *	27,026	1,166
Helix Energy Solutions Group *	45,550	714
Hercules Offshore *(A)	69,300	45
ION Geophysical *	23,700	34
Kinder Morgan Escrow *	69,896	—
Laredo Petroleum *(A)	57,450	782
Matador Resources *	14,025	386
Matrix Service *	1,727	29
Memorial Resource Development *	38,745	733
Navigator Holdings *	44,600	832
Newpark Resources *	23,300	198
Northern Oil And Gas *(A)	39,500	270
Pacific Ethanol *(A)	43,300	498
Parker Drilling *	86,900	295
PBF Energy, Cl A	16,100	432
PDC Energy *	22,463	1,340
PetroQuest Energy *	18,327	32
REX American Resources *	11,540	737
Ring Energy *(A)	31,224	359
Scorpio Tankers	239,100	2,181
StealthGas *	108,900	745
Superior Energy Services	11,800	272
TETRA Technologies *	260,140	1,636
Unit *	7,300	230
US Silica Holdings (A)	39,681	1,224
VAALCO Energy *	84,825	189
Warren Resources *(A)	47,900	34
Westmoreland Coal *	100	3
Willbros Group *	48,604	90

		27,070

Financials — 22.9%
1st Source	6,200	196
Acadia Realty Trust ‡	50,805	1,576
Agree Realty ‡	9,967	302
Alexandria Real Estate Equities ‡	2,000	185
Altisource Residential, Cl B ‡	6,100	109
American Assets Trust ‡	44,455	1,749
American Campus Communities ‡	32,750	1,278
American Equity Investment Life Holding	16,200	412
AMERISAFE	700	30
AmTrust Financial Services (A)	19,297	1,161
Anworth Mortgage Asset ‡	40,800	212
Apartment Investment & Management, Cl A ‡	4,656	177
Apollo Commercial Real Estate Finance ‡	9,100	156
Ares Capital	1,950	33
Argo Group International Holdings	21,769	1,146
Armada Hoffler Properties ‡	6,565	69
Ashford *	387	37
Ashford Hospitality Prime ‡	9,532	150
Ashford Hospitality Trust ‡	33,700	290
Aspen Insurance Holdings	6,100	283
Associated Banc	14,000	266
AvalonBay Communities ‡	1,762	293
Banco Latinoamericano de Comercio Exterior, Cl E	35,200	1,068

2	SEI Institutional Investments Trust / Annual Report / May 31, 2015

SCHEDULE OF INVESTMENTS

Small Cap Fund

May 31, 2015

Description	Shares	Market Value ($ Thousands)
Bancorp *	2,400	$23
Bancorpsouth	1,400	34
Bank of the Ozarks (A)	78,359	3,445
Banner	23,124	1,041
BBCN Bancorp	30,200	435
Berkshire Hills Bancorp	42,195	1,157
BGC Partners, Cl A	45,000	425
BioMed Realty Trust ‡	10,350	211
BlackRock Kelso Capital	33,900	319
BofI Holding *(A)	13,444	1,266
Boston Private Financial Holdings	47,580	597
Boston Properties ‡	1,428	186
Brandywine Realty Trust ‡	23,900	336
Brixmor Property Group ‡	6,050	150
Camden National	4,600	176
Camden Property Trust ‡	1,100	82
Capital Bank Financial, Cl A *	26,500	756
Capstead Mortgage ‡	21,600	255
CareTrust ‡	6,811	89
Cascade Bancorp *	128,900	639
CatchMark Timber Trust, Cl A ‡	125,200	1,490
Cathay General Bancorp	2,600	79
CBL & Associates Properties ‡	25,200	445
Cedar Realty Trust ‡	248,100	1,675
Central Pacific Financial	90,691	2,124
Chatham Lodging Trust ‡	22,900	640
CNO Financial Group	211,570	3,808
CoBiz Financial	113,496	1,341
Columbia Property Trust ‡	2,550	66
Community Trust Bancorp	9,240	303
Cousins Properties ‡	28,000	270
Cowen Group, Cl A *	3,409	20
Credit Acceptance *	3,908	900
CubeSmart ‡	17,350	413
Customers Bancorp *	74,400	1,867
CyrusOne ‡	800	26
CYS Investments ‡	47,300	423
DCT Industrial Trust ‡	2,000	65
DDR ‡	7,550	128
DiamondRock Hospitality ‡	29,200	385
Dime Community Bancshares	18,500	303
Douglas Emmett ‡	56,200	1,651
Duke Realty ‡	8,397	164
DuPont Fabros Technology ‡	14,400	464
Dynex Capital ‡	28,900	225
Eagle Bancorp *	41,885	1,667
EastGroup Properties ‡	32,727	1,821
Education Realty Trust ‡	46,316	1,526
Employers Holdings	77,268	1,748
Endurance Specialty Holdings	5,700	346
EPR Properties ‡	24,675	1,423
Equity Commonwealth *‡	55,400	1,427
Equity Lifestyle Properties ‡	1,450	79
Equity Residential ‡	4,237	315
Essex Property Trust ‡	526	117
Extra Space Storage ‡	1,250	88
Ezcorp, Cl A *(A)	8,000	64
FBR *	47,375	1,003
Federal Agricultural Mortgage, Cl C	9,600	303
Federated National Holding	18,000	462
FelCor Lodging Trust ‡	124,100	1,333
Fidelity & Guaranty Life	70,900	1,557

Description	Shares	Market Value ($ Thousands)
Financial Engines (A)	30,839	$1,323
First American Financial	36,420	1,301
First BanCorp *	27,098	166
First Commonwealth Financial	40,000	364
First Industrial Realty Trust ‡	13,200	257
First Interstate Bancsystem, Cl A	36,500	994
First Merchants	1,400	33
First Midwest Bancorp	20,600	366
First NBC Bank Holding *	400	14
Flushing Financial	28,000	543
FNB (Pennsylvania)	13,400	181
FNFV Group *	63,800	980
Forest City Enterprises, Cl A *	48,860	1,127
Franklin Street Properties ‡	37,700	438
Fulton Financial	30,100	381
General Growth Properties ‡	6,026	171
Geo Group ‡	72,000	2,731
GFI Group *	13,456	79
Glacier Bancorp	59,815	1,683
Government Properties Income Trust ‡	14,600	285
Gramercy Property Trust ‡	51,525	1,371
Hanover Insurance Group	39,135	2,786
Hatteras Financial ‡	36,000	647
HCI Group	4,500	195
HCP ‡	5,098	197
Health Care ‡	4,232	297
Healthcare Realty Trust ‡	2,100	50
Hercules Technology Growth Capital	34,000	436
Hersha Hospitality Trust, Cl A ‡	56,600	360
Highwoods Properties ‡	81,805	3,432
Home BancShares	50,905	1,736
Home Loan Servicing Solutions	20,000	14
HomeStreet *	19,686	454
Horace Mann Educators	45,115	1,553
Hospitality Properties Trust ‡	8,200	248
Host Hotels & Resorts ‡	9,009	179
Iberiabank	22,095	1,420
Infinity Property & Casualty	7,400	535
Inland Real Estate ‡	76,600	777
International Bancshares	16,000	418
International FCStone *	5,071	178
Investment Technology Group	32,000	859
Investors Bancorp	139,065	1,670
Investors Real Estate Trust ‡	6,900	50
Janus Capital Group (A)	28,800	523
Kemper	43,200	1,546
Kennedy-Wilson Holdings	60,000	1,534
Kimco Realty ‡	5,200	125
Kite Realty Group Trust ‡	4,450	120
Lakeland Bancorp	18,085	207
LaSalle Hotel Properties ‡	44,510	1,623
LendingTree *	5,830	345
Levy Acquisition *	30,179	487
Liberty Property Trust ‡	2,350	82
LTC Properties ‡	11,100	467
Macerich ‡	2,386	196
Maiden Holdings	142,800	1,996
MainSource Financial Group	28,000	561
MarketAxess Holdings	10,730	949
Medallion Financial (A)	23,200	225
Mercantile Bank	6,500	130

3	SEI Institutional Investments Trust / Annual Report / May 31, 2015

SCHEDULE OF INVESTMENTS

Small Cap Fund

May 31, 2015

Description	Shares	Market Value ($ Thousands)
Meridian Bancorp *	92,200	$1,184
Mid-America Apartment Communities ‡	950	73
Montpelier Re Holdings	19,100	727
Mortgage Investment Trust ‡	14,400	271
National Bank Holdings, Cl A	33,010	631
National Health Investors ‡	3,500	231
National Penn Bancshares	37,400	400
Navigators Group *	800	62
NBT Bancorp	32,200	793
Nelnet, Cl A	46,700	1,920
Northfield Bancorp	86,646	1,268
OceanFirst Financial	10,300	178
OFG Bancorp	21,400	281
Old National Bancorp	29,900	407
On Deck Capital *(A)	17,657	268
Oppenheimer Holdings, Cl A	7,500	195
PacWest Bancorp	37,409	1,679
Paramount Group ‡	3,850	71
Pebblebrook Hotel Trust ‡	71,615	3,071
PennantPark Investment	59,331	572
Pennsylvania Real Estate Investment Trust ‡	20,000	446
PennyMac Mortgage Investment Trust ‡	24,200	445
Pinnacle Financial Partners	725	36
Piper Jaffray *	6,900	327
Popular *	81,800	2,658
Potlatch ‡	4,200	152
Primerica	2,487	110
PrivateBancorp, Cl A	24,671	941
Prologis ‡	8,808	349
Prosperity Bancshares	200	11
PS Business Parks ‡	7,100	519
Public Storage ‡	1,621	314
Radian Group (A)	92,280	1,654
RAIT Financial Trust ‡	6,566	42
RE, Cl A	20,232	677
Regency Centers ‡	1,465	92
RenaissanceRe Holdings	2,036	208
Renasant (A)	36,625	1,078
Republic Bancorp, Cl A	11,400	280
Retail Opportunity Investments ‡	4,050	66
RLJ Lodging Trust ‡	17,150	518
Rouse Properties ‡	60,500	1,045
Ryman Hospitality Properties ‡	7,116	392
Safeguard Scientifics *	58,071	1,041
Select Income ‡	22,500	527
Selective Insurance Group	44,170	1,197
Senior Housing Properties Trust ‡	6,150	123
Signature Bank NY *	6,226	869
Simon Property Group ‡	3,141	570
SL Green Realty ‡	1,045	124
South State	20,442	1,468
Southwest Bancorp	4,935	87
Sovran Self Storage ‡	9,800	894
Springleaf Holdings, Cl A *	12,913	614
Starwood Property Trust ‡	21,500	514
State Bank Financial	86,200	1,765
Strategic Hotels & Resorts *‡	52,000	628
Summit Hotel Properties ‡	62,857	840
Sunstone Hotel Investors ‡	79,370	1,211
Susquehanna Bancshares	13,600	189

Description	Shares	Market Value ($ Thousands)
Symetra Financial	39,200	$959
Taubman Centers ‡	1,700	126
Texas Capital Bancshares *	16,843	916
THL Credit	33,600	422
Tompkins Financial	7,300	372
TriCo Bancshares	800	19
Two Harbors Investment ‡	50,300	538
UDR ‡	5,100	166
Union Bankshares	9,200	199
United Community Banks	99,400	1,903
United Insurance Holdings	15,300	221
Universal Insurance Holdings	15,900	406
Validus Holdings	10,300	442
Ventas ‡	3,090	206
Vornado Realty Trust ‡	1,850	185
Walker & Dunlop *	1,821	45
Webster Financial	18,600	705
WesBanco	7,700	244
Western Alliance Bancorp *	78,945	2,475
Winthrop Realty Trust ‡	47,400	793
WisdomTree Investments	16,244	347
World Acceptance *(A)	3,200	261
WSFS Financial	53,930	1,330
Yadkin Financial *	112,726	2,226

		156,558

Health Care — 14.4%
ABIOMED *	6,764	404
Acadia Healthcare *(A)	49,328	3,657
ACADIA Pharmaceuticals *(A)	18,202	750
Acceleron Pharma *	12,920	436
Accuray *(A)	276,800	1,701
Acorda Therapeutics *	7,980	243
Addus HomeCare *	23,247	651
Aerie Pharmaceuticals *	18,869	210
Affymetrix *(A)	27,000	317
Agenus *	111,058	908
Agios Pharmaceuticals *(A)	2,400	293
Air Methods *	9,300	392
Akorn *	37,814	1,736
Alere *	8,400	433
AMAG Pharmaceuticals *	16,731	1,164
Amedisys *	2,500	78
Amicus Therapeutics *	45,223	557
AMN Healthcare Services *	18,522	493
Amsurg, Cl A *	7,744	521
Analogic	1,500	127
AngioDynamics *	54,644	877
ANI Pharmaceuticals *	2,100	106
Anika Therapeutics *	20,768	700
Arrowhead Research *(A)	52,840	333
AtriCure *	25,866	593
Avalanche Biotechnologies *	8,437	315
Bellicum Pharmaceuticals *	9,368	232
BioDelivery Sciences International *	52,209	445
Bio-Rad Laboratories, Cl A *	3,258	470
Bio-Reference Labs *(A)	5,100	169
BioSpecifics Technologies *	2,286	109
BioTelemetry *	2,400	23
Bluebird Bio *	9,031	1,754
Cambrex *	36,082	1,444
Celldex Therapeutics *	1,300	37
Cempra *	16,685	613
Centene *	11,132	839

4	SEI Institutional Investments Trust / Annual Report / May 31, 2015

SCHEDULE OF INVESTMENTS

Small Cap Fund

May 31, 2015

Description	Shares	Market Value ($ Thousands)
Cepheid *	6,963	$384
Chemed	3,400	422
Chimerix *	21,402	896
Clovis Oncology *	6,641	614
Coherus Biosciences *	24,171	594
CONMED	35,601	1,977
Cynosure, Cl A *	5,600	200
Depomed *	2,890	60
DexCom *	25,042	1,796
Dicerna Pharmaceuticals *	4,443	73
Dyax *	13,196	348
Dynavax Technologies *(A)	24,697	562
Eagle Pharmaceuticals *	7,170	521
Emergent Biosolutions *	16,700	532
Enanta Pharmaceuticals *(A)	4,400	180
Endocyte *	19,100	116
Endologix *	35,981	601
Ensign Group	11,800	547
Esperion Therapeutics *	12,162	1,308
Exact Sciences *(A)	16,669	450
Exactech *	8,600	184
ExamWorks Group *(A)	31,264	1,278
Five Prime Therapeutics *	14,200	364
Flexion Therapeutics *	3,331	66
Fluidigm *	30,481	721
GenMark Diagnostics *	70,511	647
Globus Medical, Cl A *	13,900	361
Greatbatch *	43,700	2,272
Halozyme Therapeutics *(A)	61,215	1,062
Health Net *	5,602	349
HealthSouth	82,591	3,565
Hill-Rom Holdings	11,633	600
Horizon Pharma *(A)	31,618	1,025
ICU Medical *	5,700	553
Idera Pharmaceuticals *(A)	40,300	155
Ignyta *	32,004	287
Inogen *	682	25
Insmed *	80,955	1,776
Insulet *	27,055	765
Intrexon *(A)	13,940	587
Invitae *	12,859	160
Ironwood Pharmaceuticals, Cl A *	2,053	29
Isis Pharmaceuticals *(A)	21,836	1,470
K2M Group Holdings *	32,381	846
Keryx Biopharmaceuticals *(A)	34,779	362
Kite Pharma *(A)	17,511	966
Landauer	2,200	75
Lannett *(A)	8,300	462
LDR Holding *	34,815	1,411
LHC Group *	635	23
Ligand Pharmaceuticals, Cl B *(A)	5,803	511
Luminex *	11,200	188
MacroGenics *	4,293	139
Magellan Health Services *	13,715	928
Medidata Solutions *	8,016	465
MEDNAX *	17,305	1,232
Merge Healthcare *	21,794	100
Merit Medical Systems *	21,892	450
Merrimack Pharmaceuticals *(A)	36,181	427
Molina Healthcare *	12,724	926
Momenta Pharmaceuticals *	44,717	888
National Healthcare	800	50

Description	Shares	Market Value ($ Thousands)
Natus Medical *	13,800	$539
Nektar Therapeutics *	30,054	346
Neurocrine Biosciences *	11,928	523
Nevro *	17,778	904
NewLink Genetics *(A)	10,084	435
Novadaq Technologies *(A)	85,750	858
Novavax *(A)	56,007	504
NxStage Medical *	3,300	53
Ophthotech *	19,517	976
OPKO Health *(A)	2,936	52
OraSure Technologies *	59,100	366
Orexigen Therapeutics *(A)	79,177	388
Orthofix International *	13,000	426
Pacific Biosciences of California *	9,300	52
PAREXEL International *	3,500	233
PDL BioPharma (A)	42,900	287
Pernix Therapeutics Holdings *	10,315	66
PharMerica *	13,900	462
PhotoMedex *(A)	12,200	21
Portola Pharmaceuticals, Cl A *	17,321	724
Pozen *	62,400	402
Progenics Pharmaceuticals *	65,928	371
Prothena *	11,360	448
Providence Service *	2,789	134
PTC Therapeutics *	10,271	597
Puma Biotechnology *(A)	5,377	1,051
RadNet *	22,500	146
Receptos *	8,769	1,446
Relypsa *	43,172	1,588
Repligen *	9,500	387
Repros Therapeutics *	12,636	91
Retrophin *	9,000	285
Revance Therapeutics *(A)	16,260	416
Sage Therapeutics *	28,400	2,126
Sagent Pharmaceuticals *	21,948	490
Sangamo BioSciences *	34,917	428
Sciclone Pharmaceuticals *	59,404	550
Select Medical Holdings	52,900	865
Spectranetics *(A)	26,034	646
STERIS (A)	18,632	1,245
Sucampo Pharmaceuticals, Cl A *	15,963	259
Supernus Pharmaceuticals *	14,700	209
Surgical Care Affiliates *	37,444	1,423
Symmetry Surgical *	12,575	111
Synageva BioPharma *	3,353	716
Syneron Medical *	61,024	638
TESARO *	5,368	315
Tetraphase Pharmaceuticals *	19,201	823
TG Therapeutics *(A)	27,709	436
Trinity Biotech ADR	93,200	1,612
Triple-S Management, Cl B *	10,594	254
Ultragenyx Pharmaceutical *	6,885	599
Unilife *(A)	278,566	684
US Physical Therapy	9,124	455
Veeva Systems, Cl A *(A)	37,359	1,013
Versartis *	15,841	246
WellCare Health Plans *	14,253	1,221
Xencor *	7,400	134
XenoPort *	29,400	175
ZIOPHARM Oncology *(A)	38,954	369

		98,680

5	SEI Institutional Investments Trust / Annual Report / May 31, 2015

SCHEDULE OF INVESTMENTS

Small Cap Fund

May 31, 2015

Description	Shares	Market Value ($ Thousands)
Industrials — 14.0%
AAR	9,300	$275
ACCO Brands *	94,500	695
Actuant, Cl A	28,581	672
Acuity Brands	11,411	2,014
Advanced Drainage Systems	22,253	646
Aegion, Cl A *	37,100	661
Aerojet Rocketdyne Holdings *	19,958	414
Aerovironment *	1,677	43
Air Transport Services Group *	114,400	1,204
Aircastle	24,400	592
Alamo Group	4,800	254
Alaska Air Group	7,600	491
American Railcar Industries (A)	4,100	221
American Woodmark *	9,972	512
Apogee Enterprises	7,868	423
ArcBest	8,700	298
Argan	14,400	515
Astronics *	6,311	441
Atlas Air Worldwide Holdings *	5,000	272
Barnes Group	39,080	1,573
Beacon Roofing Supply *	18,684	586
Blount International *	2,500	29
Brink’s	11,800	377
Builders FirstSource *	43,177	530
Caesarstone Sdot-Yam	12,720	786
CAI International *	2,872	62
Carlisle	10,003	992
CEB	16,557	1,400
Celadon Group	32,800	765
CIRCOR International	17,795	949
Comfort Systems USA	21,194	476
Continental Building Products *	6,516	145
Covenant Transportation Group, Cl A *	12,405	383
Curtiss-Wright	32,860	2,369
Deluxe	10,600	677
Ducommun *	8,800	205
Dycom Industries *	10,176	586
EMCOR Group	64,759	2,938
Engility Holdings	2,500	70
Ennis	7,900	133
Esterline Technologies *	15,175	1,641
Exponent	1,300	111
Fortune Brands Home & Security	9,715	446
FreightCar America	79,708	1,787
FTI Consulting *	25,400	998
G&K Services, Cl A	37,167	2,590
Generac Holdings *(A)	54,755	2,288
Gibraltar Industries *	237	4
Global Brass & Copper Holdings	5,200	90
Global Power Equipment Group	76,800	574
GP Strategies *	2,329	73
Graco	9,039	656
GrafTech International *	173,300	879
Great Lakes Dredge & Dock *	381,300	2,120
Greenbrier (A)	8,863	534
H&E Equipment Services	41,319	902
Hawaiian Holdings *	57,400	1,390
HEICO	9,479	543
Heidrick & Struggles International	2,554	64
Hexcel	24,818	1,222

Description	Shares	Market Value ($ Thousands)
Hub Group, Cl A *	13,319	$565
Hyster-Yale Materials Handling	8,503	603
ICF International *	15,900	569
Insperity	19,001	1,000
Interface, Cl A	95,552	2,057
JetBlue Airways *	89,720	1,809
John Bean Technologies	16,278	612
Kadant	46,769	2,203
KAR Auction Services	7,000	261
KBR	47,600	912
Kforce	8,100	178
Korn/Ferry International	2,165	69
Kratos Defense & Security Solutions *	12,458	75
LB Foster, Cl A	6,900	263
Lennox International	6,487	731
Lindsay Manufacturing (A)	10,730	864
Lydall *	23,673	649
Masonite International *	10,835	739
Matson	14,750	594
Matthews International, Cl A	27,700	1,375
Meritor *	54,526	780
Middleby *	6,793	738
Mobile Mini	22,939	910
Moog, Cl A *	24,641	1,691
MYR Group *	42,393	1,255
Navigant Consulting *	17,600	240
Northwest Pipe *	36,075	749
Old Dominion Freight Line *	9,214	627
Orbital ATK	3,200	245
Orion Marine Group *	76,800	577
PAM Transportation Services *	1,865	113
Pitney Bowes	46,700	1,020
Primoris Services	129,961	2,439
Quad, Cl A	14,200	290
Quality Distribution *	16,329	258
Rand Logistics *	59,672	203
Republic Airways Holdings *	9,300	97
Resources Connection	13,237	208
Rush Enterprises, Cl A *	58,429	1,552
Safe Bulkers (A)	56,200	187
Scorpio Bulkers *(A)	68,800	163
SkyWest	16,164	239
Spirit Airlines *	9,025	574
Standex International	18,515	1,481
Steelcase, Cl A	93,427	1,607
Swift Transportation, Cl A *	75,083	1,747
TAL International Group	8,200	298
Textainer Group Holdings	4,700	133
Titan Machinery *	41,300	656
Toro	20,085	1,374
Trex *	37,074	1,876
Triumph Group	6,200	413
TrueBlue *	28,951	825
Tutor Perini *	111,500	2,337
UniFirst	1,000	114
United Stationers	6,900	268
US Ecology	16,649	768
USA Truck *	1,096	25
USG *(A)	45,878	1,323
Viad	4,300	115
Wabash National *	21,400	290
Watsco	12,557	1,581
Werner Enterprises	24,000	661
XPO Logistics *(A)	24,144	1,187

		95,948

6	SEI Institutional Investments Trust / Annual Report / May 31, 2015

SCHEDULE OF INVESTMENTS

Small Cap Fund

May 31, 2015

Description	Shares	Market Value ($ Thousands)
Information Technology — 17.6%
Acxiom *	96,590	$1,601
Advanced Energy Industries *	23,812	679
Alliance Fiber Optic Products	28,707	556
Ambarella *	1,755	158
Amkor Technology *	74,783	506
Applied Micro Circuits *	103,000	658
Applied Optoelectronics *	24,657	440
Aspen Technology *	48,992	2,097
Atmel	148,725	1,319
AVG Technologies *	26,300	645
Barracuda Networks *	28,901	1,137
Bel Fuse, Cl B	10,088	226
Belden	32,602	2,752
Benchmark Electronics *	36,400	846
Black Box	7,400	148
Booz Allen Hamilton Holding, Cl A	33,503	849
Brightcove *	9,786	69
BroadSoft *	13,614	497
Cabot Microelectronics *	5,900	272
CACI International, Cl A *	2,200	188
Cadence Design Systems *	88,545	1,752
Calix *	37,200	298
Callidus Software *	89,074	1,276
Carbonite *	7,104	78
Cavium *	43,907	3,090
Checkpoint Systems	10,884	106
CIBER *	254,300	854
Ciena *(A)	39,538	954
Cimpress *	2,311	190
Cirrus Logic *	20,986	792
CommScope Holding *	15,632	487
CommVault Systems *	12,849	571
Computer Task Group	31,600	235
comScore *	1,897	107
Comtech Telecommunications	3,700	111
Comverse *	2,300	55
Constant Contact *	5,400	147
Cornerstone OnDemand *	45,220	1,408
CoStar Group *	6,033	1,260
CSG Systems International	13,800	430
Daktronics	3,834	41
Dealertrack Technologies *	38,243	1,595
Demandware *	36,890	2,298
DHI Group *	45,822	388
Digi International *	90,500	901
Diodes *	33,600	890
Dot Hill Systems *	110,200	776
DTS *	1,794	57
EarthLink Holdings	8,200	57
Ebix (A)	10,884	387
Ellie Mae *	8,366	529
Entegris *	32,379	451
Envestnet *	49,075	2,150
EPAM Systems *	7,300	525
ePlus *	9,087	706
Euronet Worldwide *	30,941	1,850
EVERTEC	50,121	1,114
Exar *	189,500	2,058
ExlService Holdings *	4,100	147
Extreme Networks *	210,300	570

Description	Shares	Market Value ($ Thousands)
Fabrinet *	19,515	$355
Fair Isaac	5,133	450
Finisar *	21,800	477
FleetMatics Group *(A)	19,941	834
FormFactor *	66,597	620
Fortinet *	16,380	656
Gigamon *	24,226	745
Global Cash Access Holdings *	29,929	231
GoDaddy, Cl A *(A)	19,732	531
GrubHub *	20,729	836
Guidewire Software *(A)	40,079	1,942
Harmonic *	18,233	124
HomeAway *	11,898	334
HubSpot *	25,334	1,287
Hutchinson Technology *(A)	17,031	36
Immersion *	39,325	475
Imperva *	27,172	1,652
Infinera *	22,395	462
Infoblox *	91,371	2,375
Inphi *	149,400	3,577
Insight Enterprises *	39,000	1,144
Integrated Device Technology *	66,038	1,562
Integrated Silicon Solution	21,800	447
Interactive Intelligence Group *(A)	13,504	584
Intralinks Holdings *	84,915	903
IPG Photonics *	4,723	448
j2 Global	28,969	1,924
Kulicke & Soffa Industries *	23,600	313
Lattice Semiconductor *	54,117	339
LivePerson *	12,800	122
LogMeIn *	7,007	445
Luxoft Holding, Cl A *	3,507	188
MA-Com Technology Solutions Holdings *	31,390	1,198
Manhattan Associates *	12,900	708
Marketo *	55,763	1,663
MAXIMUS	34,876	2,280
MaxLinear, Cl A *	54,295	544
Mentor Graphics	27,900	728
Methode Electronics	17,403	817
MicroStrategy, Cl A *	207	36
MKS Instruments	18,769	708
MoneyGram International *	23,900	232
Monolithic Power Systems	21,702	1,185
Monotype Imaging Holdings	9,800	254
Multi-Fineline Electronix *	5,200	130
NETGEAR *	14,300	443
Newport *	3,600	68
Nimble Storage *(A)	63,580	1,645
OmniVision Technologies *	13,906	375
Paycom Software *	16,226	564
PDF Solutions *	11,795	188
Pegasystems	1,800	39
Pericom Semiconductor	12,432	163
Photronics *	18,400	186
Plantronics	18,800	1,037
Polycom *	42,000	566
PRGX Global *	3,400	15
Procera Networks *	5,100	59
Proofpoint *	25,129	1,486
PTC *	10,609	438
Q2 Holdings *	18,441	437
QAD, Cl A	5,400	129

7	SEI Institutional Investments Trust / Annual Report / May 31, 2015

SCHEDULE OF INVESTMENTS

Small Cap Fund

May 31, 2015

Description	Shares	Market Value ($ Thousands)
Qlik Technologies *	57,144	$2,067
QLogic *	106,087	1,647
Qorvo *	36,915	3,033
RealD *	32,726	413
RetailMeNot *(A)	29,776	600
Rofin-Sinar Technologies *	2,000	57
Rogers *	800	58
Ruckus Wireless *	126,692	1,332
Rudolph Technologies *	32,455	413
Sanmina *	40,600	879
ScanSource *	1,400	55
Science Applications International	7,500	398
Shopify, Cl A *(A)	16,490	449
ShoreTel *	20,765	143
Sigma Designs *	50,845	436
Silicon Laboratories *	36,017	1,997
Sonus Networks *	18,120	142
SPS Commerce *	33,345	2,168
SS&C Technologies Holdings	4,200	248
Stamps.com *	11,800	794
SunEdison *(A)	18,214	546
Super Micro Computer *	17,636	590
Sykes Enterprises *	21,500	521
SYNNEX	4,400	364
Tableau Software, Cl A *	11,018	1,247
Tech Data *	8,900	562
TeleTech Holdings	16,400	417
Tessco Technologies	4,700	87
Tessera Technologies	17,700	682
Ultimate Software Group *	2,556	414
Ultra Clean Holdings *	16,300	105
Ultratech *	31,400	626
Universal Display *	9,910	532
Vasco Data Security International *(A)	9,200	245
Verint Systems *	12,830	830
Virtusa *	1,200	55
WEX *	13,689	1,552
Xcerra *	143,700	1,109
XO Group *	6,549	106
Xoom *(A)	22,199	418

		120,410

Materials — 2.9%
A. Schulman	8,368	358
Ampco-Pittsburgh	5,400	89
Axiall	5,700	215
Berry Plastics Group *	5,000	167
Cabot	12,700	527
Calgon Carbon	600	12
Carpenter Technology	17,700	723
Century Aluminum *	5,207	58
Cytec Industries	7,333	444
Domtar	4,700	203
Eagle Materials	11,685	975
Ferro *	27,730	421
FutureFuel	5,300	64
Glatfelter	15,000	352
Globe Specialty Metals	35,429	685
Gold Resource (A)	48,642	143
Graphic Packaging Holding	24,000	342
H.B. Fuller	27,009	1,137
Handy & Harman *	677	21
Innophos Holdings	6,000	313

Description	Shares	Market Value ($ Thousands)
Kaiser Aluminum	3,100	$252
KapStone Paper and Packaging	4,782	129
Kraton Performance Polymers *	600	14
Louisiana-Pacific *(A)	38,386	695
LSB Industries *	22,009	936
Materion	2,783	103
Minerals Technologies	22,177	1,493
Neenah Paper	7,900	476
NovaGold Resources *(A)	126,700	518
Olin (A)	20,000	585
Patrick Industries *	9,571	572
PolyOne	40,050	1,557
Schweitzer-Mauduit International	4,500	182
Scotts Miracle-Gro, Cl A	6,147	376
Sensient Technologies	37,490	2,538
Silgan Holdings	21,639	1,176
US Concrete *	14,943	565

		19,416

Telecommunication Services — 0.6%
Boingo Wireless *(A)	70,637	635
Cincinnati Bell *	10,900	40
IDT, Cl B	7,100	128
Inteliquent	41,247	727
Iridium Communications *(A)	58,200	603
magicJack VocalTec *(A)	11,917	98
RingCentral, Cl A *	75,841	1,296
Spok Holdings	15,200	264
Vonage Holdings *	48,100	224

		4,015

Utilities — 2.3%
ALLETE	30,335	1,527
American States Water	7,800	300
Avista	24,200	774
Cadiz *(A)	89,000	767
California Water Service Group	5,200	124
Chesapeake Utilities	17,400	916
Cleco	200	11
Dynegy, Cl A *	7,400	239
Empire District Electric	31,500	735
New Jersey Resources	14,800	445
NorthWestern	4,500	234
ONE Gas	517	23
Piedmont Natural Gas	22,200	828
PNM Resources	59,375	1,579
Portland General Electric (A)	76,630	2,679
South Jersey Industries	42,040	1,109
Southwest Gas	34,420	1,874
UIL Holdings	18,200	923
Vivint Solar *(A)	33,713	486
WGL Holdings	5,678	327

		15,900

Total Common Stock (Cost $538,505) ($ Thousands)		641,479

EXCHANGE TRADED FUND — 0.3%
iShares Russell 2000 Growth Fund (A)	12,135	1,849

Total Exchange Traded Fund (Cost $1,734) ($ Thousands)		1,849

8	SEI Institutional Investments Trust / Annual Report / May 31, 2015

SCHEDULE OF INVESTMENTS

Small Cap Fund

May 31, 2015

Description	Face Amount ($ Thousands)/Shares	Market Value ($ Thousands)
	Number of Rights
RIGHTS — 0.0%
Allos Therapeutics ‡‡	81,300	$—
Furiex Pharmaceuticals ‡‡	3,900	—

Total Rights (Cost $—) ($ Thousands)		—

CONVERTIBLE BOND — 0.0%

Consumer Discretionary — 0.0%
Eddie Bauer Holdings
5.250%, 04/01/2014 (B) (C)	$2,856	4

Total Convertible Bond (Cost $445) ($ Thousands)		4

AFFILIATED PARTNERSHIP — 8.9%
SEI Liquidity Fund, L.P.
0.060% **† (D)	60,494,618	60,495

Total Affiliated Partnership (Cost $60,495) ($ Thousands)		60,495

CASH EQUIVALENT — 5.6%
SEI Daily Income Trust, Prime Obligation Fund, Cl A
0.010% **†	38,294,397	38,294

Total Cash Equivalent (Cost $38,294) ($ Thousands)		38,294

U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Bills
0.109%, 02/04/2016	690	689

Total U.S. Treasury Obligation (Cost $689) ($ Thousands)		689

Total Investments — 108.7% (Cost $640,162) ($ Thousands)		$742,810

A list of the open futures contracts held by the Fund at May 31, 2015, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Appreciation ($ Thousands)
Russell 2000 Index E-MINI	129	Jun-2015	$367

For the year ended May 31, 2015, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $683,624 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2015.

†	Investment in Affiliated Security (see Note 6).

‡	Real Estate Investment Trust.

‡‡	Expiration date is unavailable.

(A)	This security or a partial position of this security is on loan at May 31, 2015. The total market value of securities on loan at May 31, 2015 was $60,375 ($ Thousands).

(B)	Security in default on interest payments.

(C)	Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total market value of such securities as of May 31, 2015 was $4 ($ Thousands) and represented 0.0% of Net Assets.

(D)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total value of such securities as of May 31, 2015 was $60,495 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

L.P. — Limited Partnership

The following is a list of the level of inputs used as of May 31, 2015, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3(1)	Total
Common Stock	$641,479	$—	$—	$641,479
Exchange Traded Fund	1,849	—	—	1,849
Rights	—	—	—	—
Convertible Bond	—	—	4	4
Affiliated Partnership	—	60,495	—	60,495
Cash Equivalent	38,294	—	—	38,294
U.S. Treasury Obligation	—	689	—	689

Total Investments in Securities	$681,622	$61,184	$4	$742,810

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts
Unrealized Appreciation *	$367	$—	$—	$367

*	Futures contracts are valued at the unrealized appreciation on the instrument.

(1)	A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets.

For the year ended May 31, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2015, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

9	SEI Institutional Investments Trust / Annual Report / May 31, 2015

SCHEDULE OF INVESTMENTS

Small Cap II Fund

May 31, 2015

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 94.6%

Consumer Discretionary — 13.3%
1-800-Flowers.com, Cl A *	18,363	$175
2U *	8,078	224
Abercrombie & Fitch, Cl A (A)	105,200	2,153
Aeropostale *(A)	9,800	19
AMC Entertainment Holdings, Cl A	24,066	696
American Axle & Manufacturing Holdings *	7,128	179
American Eagle Outfitters	43,352	710
America’s Car-Mart *	400	21
Arctic Cat	12,380	410
Ascena Retail Group *	12,153	180
bebe stores	12,307	32
Big 5 Sporting Goods	8,035	117
Big Lots	39,330	1,727
Bloomin’ Brands	8,800	198
Boot Barn Holdings *	24,095	589
Bravo Brio Restaurant Group *	8,900	119
Bright Horizons Family Solutions *	13,569	755
Brunswick	9,202	470
Buffalo Wild Wings *	2,784	425
Build-A-Bear Workshop, Cl A *	6,600	106
Burlington Stores *	23,781	1,255
Cabela’s *(A)	9,145	466
Caleres	1,300	40
Callaway Golf (A)	84,314	796
Capella Education	12,053	642
Career Education *	25,600	97
Cato, Cl A	5,500	205
Christopher & Banks *	6,800	39
Chuy’s Holdings *(A)	34,997	910
Citi Trends *	5,390	130
ClubCorp Holdings	10,321	235
Columbia Sportswear	286	16
Cooper Tire & Rubber	14,194	521
Core-Mark Holdings	13,445	722
Cracker Barrel Old Country Store	1,761	248
Dave & Buster’s Entertainment *	5,581	177
Denny’s *	15,760	164
Destination Maternity	800	9
Dex Media *(A)	8,100	7
Diamond Resorts International *	25,161	782
DineEquity	1,700	166
Dorman Products *(A)	14,003	653
Entravision Communications, Cl A	37,253	251
Ethan Allen Interiors	9,927	249
Express *	39,185	691
Fiesta Restaurant Group *	19,902	926
Five Below *	41,864	1,392
Francesca’s Holdings *	14,800	232
Fuel Systems Solutions *	1,156	9
Genesco *	8,550	566
Gentherm *	10,655	546
G-III Apparel Group *	3,807	216
Grand Canyon Education *	1,900	81
Gray Television *	17,585	281
Harte-Hanks	6,288	39
Haverty Furniture	5,424	114
Helen of Troy *	1,840	161
hhgregg *(A)	11,400	44

Description	Shares	Market Value ($ Thousands)
Houghton Mifflin Harcourt *	4,971	$131
Hovnanian Enterprises, Cl A *(A)	6,200	20
Imax *(A)	23,986	968
Isle of Capri Casinos *	10,467	149
Jack in the Box	15,441	1,340
K12 *	1,675	23
Kirkland’s *	6,943	182
La Quinta Holdings *	40,673	1,011
La-Z-Boy, Cl Z	32,425	860
LeapFrog Enterprises, Cl A *(A)	13,200	27
Libbey	4,576	181
Lithia Motors, Cl A	2,550	271
Loral Space & Communications *	6,900	461
Marriott Vacations Worldwide	11,037	974
Men’s Wearhouse	9,477	550
Modine Manufacturing *	14,000	157
Movado Group	2,200	58
National CineMedia	34,354	547
Nautilus *	19,467	411
New Media Investment	6,521	144
Nutrisystem	905	21
Office Depot *	6,600	61
Orbitz Worldwide *	11,366	128
Overstock.com *	11,792	255
Oxford Industries	3,808	289
Penn National Gaming *(A)	41,055	683
Perry Ellis International *	3,187	78
PetMed Express (A)	6,453	108
Pier 1 Imports (A)	29,231	372
Pool	24,337	1,613
Red Robin Gourmet Burgers *	8,872	740
Restoration Hardware Holdings *	8,219	748
Ruth’s Hospitality Group	19,891	293
Scientific Games, Cl A *(A)	23,916	364
Select Comfort *	17,200	536
Shoe Carnival	3,136	87
Shutterfly *	12,872	599
Six Flags Entertainment	3,644	178
Skechers U.S.A., Cl A *	7,710	816
Skullcandy *	3,394	25
SodaStream International *(A)	38,200	810
Sonic	5,483	165
Sportsman’s Warehouse Holdings *(A)	48,179	467
Stage Stores	1,349	22
Standard Motor Products	400	14
Stein Mart	8,097	86
Steiner Leisure *	2,200	108
Steven Madden *	31,031	1,172
Stoneridge *	7,620	91
Strayer Education *	3,365	154
TAL Education Group ADR *(A)	14,009	507
Tempur Sealy International *	9,053	539
Tenneco *	1,900	112
Tile Shop Holdings *(A)	36,134	451
Tilly’s, Cl A *	6,178	60
Tower International *	9,100	250
Tuesday Morning *	32,311	414
Universal Electronics *	10,355	537
Vail Resorts	8,978	931
Vista Outdoor *	16,575	764
VOXX International, Cl A *	64,400	551
Wayfair, Cl A *(A)	5,434	162
Wolverine World Wide	12,845	377
World Wrestling Entertainment, Cl A (A)	29,600	423
Zoe’s Kitchen *(A)	17,117	542
Zumiez *	4,000	119

		49,670

1	SEI Institutional Investments Trust / Annual Report / May 31, 2015

SCHEDULE OF INVESTMENTS

Small Cap II Fund

May 31, 2015

Description	Shares	Market Value ($ Thousands)
Consumer Staples — 2.4%
Andersons	14,821	$657
Cal-Maine Foods (A)	3,641	206
Casey’s General Stores	12,906	1,125
Chefs’ Warehouse *(A)	19,919	374
Darling International *	57,260	899
Dean Foods	1,500	28
Diplomat Pharmacy *	12,980	502
Fresh Del Monte Produce	5,100	192
Freshpet *(A)	24,880	494
Ingles Markets, Cl A	1,023	50
John B Sanfilippo & Son	6,458	327
Lancaster Colony	1,600	143
Medifast *	9,600	309
Omega Protein *	57,197	786
Pinnacle Foods	4,539	191
Snyder’s-Lance	27,930	834
SpartanNash	2,926	91
Sprouts Farmers Market *	13,289	399
SUPERVALU *	35,100	310
TreeHouse Foods *	5,931	423
USANA Health Sciences *	3,200	410

		8,750

Energy — 3.3%
Abraxas Petroleum *	2,734	8
Callon Petroleum *	23,825	187
CARBO Ceramics (A)	21,200	904
Carrizo Oil & Gas *	25,009	1,255
Delek US Holdings	2,833	107
Diamondback Energy *	11,108	864
Dril-Quip *	2,903	219
Green Plains Renewable Energy	1,300	43
Gulfport Energy *	4,080	176
ION Geophysical *	9,400	13
Laredo Petroleum Holdings *(A)	22,119	301
Matador Resources *	17,208	474
McDermott International *(A)	18,430	101
Nabors Industries	21,700	320
Oasis Petroleum *	16,441	279
Oil States International *	17,730	725
Patterson-UTI Energy	4,940	100
PBF Energy, Cl A	66,300	1,778
PDC Energy *	3,304	197
PetroQuest Energy *	5,461	10
REX American Resources *	6,486	414
Rosetta Resources *	7,039	165
Stone Energy *	11,500	156
Superior Energy Services	33,843	782
Tidewater (A)	72,165	1,771
US Silica Holdings (A)	22,177	684
VAALCO Energy *	30,542	68
Willbros Group *	14,543	27

		12,128

Financials — 17.2%
Agree Realty ‡	2,317	70
Altisource Residential, Cl B ‡	5,100	91
Argo Group International Holdings	12,111	638
Armada Hoffler Properties ‡	2,292	24
Ashford Hospitality Prime ‡	2,923	46

Description	Shares	Market Value ($ Thousands)
Associated Estates Realty ‡	2,900	$83
Banco Latinoamericano de Comercio Exterior, Cl E	2,000	61
Bancorp *	89,600	866
Bancorpsouth	2,700	65
Bank of the Ozarks	18,300	805
BankUnited	9,388	315
Banner	13,124	591
BBCN Bancorp	400	6
BGC Partners, Cl A	6,400	61
Blackstone Mortgage Trust, Cl A ‡	42,250	1,277
Boston Private Financial Holdings	25,951	325
Brandywine Realty Trust ‡	54,010	761
Capital Bank Financial, Cl A *	13,067	373
Capitol Federal Financial	61,195	740
Cathay General Bancorp	400	12
Cedar Realty Trust ‡	10,800	73
Central Pacific Financial	5,246	123
Chatham Lodging Trust ‡	5,000	140
Chemical Financial	600	18
Chesapeake Lodging Trust ‡	16,960	527
City National	4,114	379
Columbia Banking System	22,730	687
Corporate Office Properties Trust ‡	27,581	708
Cousins Properties ‡	11,600	112
Cowen Group, Cl A *	2,203	13
Credit Acceptance *	2,033	468
CubeSmart ‡	5,200	124
CyrusOne ‡	1,600	52
DCT Industrial Trust ‡	18,770	614
DiamondRock Hospitality ‡	20,600	271
DuPont Fabros Technology ‡	2,900	94
Eagle Bancorp *	27,278	1,085
EastGroup Properties ‡	6,514	362
Education Realty Trust ‡	17,527	577
Employers Holdings	18,475	418
Endurance Specialty Holdings	5,984	364
EPR Properties ‡	2,900	167
Equity One ‡	20,450	507
EverBank Financial	42,180	778
Evercore Partners, Cl A	14,880	758
FBL Financial Group, Cl A	10,100	580
FBR *	20,800	440
Federated Investors, Cl B (A)	10,997	383
Federated National Holding	11,300	290
FelCor Lodging Trust ‡	900	10
First BanCorp *	21,909	134
First Citizens BancShares, Cl A	400	96
First Commonwealth Financial	61,800	562
First Horizon National	54,784	809
First Interstate Bancsystem, Cl A	16,452	448
First Midwest Bancorp	9,300	165
First NBC Bank Holding *	9,604	326
First Niagara Financial Group	247,160	2,202
FNB (Pennsylvania)	80,300	1,083
Fulton Financial	57,935	733
FXCM, Cl A (A)	15,600	23
Genworth Financial, Cl A *	77,200	613
Geo Group ‡	9,700	368
GFI Group *	5,137	30
Green Dot, Cl A *	105,000	1,538
Hancock Holding	20,970	611

2	SEI Institutional Investments Trust / Annual Report / May 31, 2015

SCHEDULE OF INVESTMENTS

Small Cap II Fund

May 31, 2015

Description	Shares	Market Value ($ Thousands)
Hanover Insurance Group	24,379	$1,735
HCI Group	2,000	86
Healthcare Realty Trust ‡	4,100	98
Highwoods Properties ‡	30,750	1,290
HomeStreet *	8,174	188
Horace Mann Educators	35,759	1,231
Hudson Pacific Properties ‡	1,128	34
Iberiabank	30,705	1,973
Infinity Property & Casualty	11,819	855
Inland Real Estate ‡	33,000	335
International FCStone *	2,311	81
Investment Technology Group	14,200	381
Investors Bancorp	56,533	679
Janus Capital Group	2,417	44
LaSalle Hotel Properties ‡	5,800	212
LendingTree *	2,420	143
Levy Acquisition *	12,531	202
Lexington Realty Trust ‡	39,154	359
Manning & Napier, Cl A	38,100	421
MarketAxess Holdings	5,997	530
MB Financial	21,577	695
Medical Properties Trust ‡	39,575	537
MFA Mortgage Investments ‡	72,855	579
Montpelier Re Holdings	3,500	133
National Health Investors ‡	11,195	740
National Penn Bancshares	58,398	625
Navigators Group *	1,716	133
NBT Bancorp	8,900	219
Nelnet, Cl A	10,600	436
OFG Bancorp (A)	160,000	2,102
PacWest Bancorp	17,418	782
Pebblebrook Hotel Trust ‡	15,974	685
Physicians Realty Trust ‡	4,700	76
Pinnacle Financial Partners	2,300	114
Piper Jaffray *	2,400	114
Primerica	2,300	102
PrivateBancorp, Cl A	30,150	1,150
PS Business Parks ‡	4,400	322
QTS Realty Trust *	18,300	681
RLJ Lodging Trust ‡	9,300	281
Ryman Hospitality Properties ‡	2,954	163
S&T Bancorp	600	16
Saul Centers ‡	895	45
Selective Insurance Group	32,197	873
Signature Bank NY *	4,370	610
South State	11,424	821
Southwest Bancorp	1,124	20
Sovran Self Storage ‡	5,300	483
Springleaf Holdings, Cl A *	5,361	255
StanCorp Financial Group	11,035	819
Sterling Bancorp	71,496	966
Stifel Financial *	20,496	1,092
Strategic Hotels & Resorts *‡	26,300	318
Summit Hotel Properties ‡	15,914	213
Sunstone Hotel Investors ‡	10,898	166
SVB Financial Group *	5,026	678
Symetra Financial	13,200	323
TCF Financial	148,644	2,340
Texas Capital Bancshares *	600	33
TriCo Bancshares	500	12
United Community Banks	12,400	238
United Insurance Holdings	10,700	154
Universal Insurance Holdings	7,500	192
Validus Holdings	17,794	764
Virtus Investment Partners	3,010	375
Walker & Dunlop *	1,928	48

Description	Shares	Market Value ($ Thousands)
Webster Financial	24,655	$934
Western Alliance Bancorp *	27,625	866
Wintrust Financial	16,975	850
WisdomTree Investments	6,745	144

		64,267

Health Care — 15.9%
ABIOMED *	3,829	229
Acadia Healthcare *(A)	29,158	2,162
Achillion Pharmaceuticals *	19,790	196
Acorda Therapeutics *	5,600	171
Addus HomeCare *	10,965	307
Aerie Pharmaceuticals *	11,246	125
Affymetrix *(A)	13,500	158
Agenus *	51,992	425
Agios Pharmaceuticals *(A)	3,595	439
Akorn *	27,509	1,263
Alder Biopharmaceuticals *	7,353	313
Align Technology *	9,090	551
AMAG Pharmaceuticals *	8,315	579
Amedisys *	621	19
Amicus Therapeutics *	18,778	231
AMN Healthcare Services *	7,690	204
Amsurg, Cl A *	33,946	2,286
Analogic	16,300	1,379
AngioDynamics *	63,171	1,014
ANI Pharmaceuticals *	1,400	71
Anika Therapeutics *	11,200	378
Aratana Therapeutics *	15,539	211
Arrowhead Research *(A)	9,100	57
AtriCure *	10,740	246
BioDelivery Sciences International *	31,368	267
Bio-Rad Laboratories, Cl A *	1,352	195
BioSpecifics Technologies *	1,651	79
BioTelemetry *	3,161	31
Bluebird Bio *	4,375	850
Cambrex *	15,101	604
Cardiovascular Systems *	13,048	365
Cempra *	8,480	311
Centene *	6,203	467
Cepheid *	2,891	160
Charles River Laboratories International *	11,460	829
Chimerix *	2,500	105
Clovis Oncology *	2,757	255
Community Health Systems *	25,200	1,394
CONMED	5,600	311
Cynosure, Cl A *	2,800	100
Depomed *	5,382	112
DexCom *	24,407	1,750
Dicerna Pharmaceuticals *	3,341	55
Dyax *	20,659	544
Dynavax Technologies *(A)	10,255	234
Eagle Pharmaceuticals *	2,977	216
Emergent Biosolutions *	35,685	1,137
Endocyte *	9,000	55
Endologix *	20,109	336
Ensign Group	6,300	292
Esperion Therapeutics *	5,907	635
ExamWorks Group *(A)	17,473	714
Five Prime Therapeutics *	8,000	205
Flexion Therapeutics *	2,521	50
Globus Medical, Cl A *	30,880	801
Greatbatch *	14,475	752
GW Pharmaceuticals ADR *(A)	2,618	299

3	SEI Institutional Investments Trust / Annual Report / May 31, 2015

SCHEDULE OF INVESTMENTS

Small Cap II Fund

May 31, 2015

Description	Shares	Market Value ($ Thousands)
Halozyme Therapeutics *(A)	11,908	$207
Halyard Health *	15,505	642
Health Net *	10,756	669
HealthSouth	46,718	2,016
HeartWare International *(A)	6,332	467
Hill-Rom Holdings	3,418	176
Horizon Pharma *	3,687	120
ICON *	7,713	500
ICU Medical *	2,900	281
Idera Pharmaceuticals *(A)	15,600	60
Inogen *	1,597	60
Insmed *	26,002	570
Integra LifeSciences Holdings *	32,525	2,185
Intrexon *(A)	4,434	187
Isis Pharmaceuticals *(A)	17,142	1,154
Jazz Pharmaceuticals *	2,580	463
K2M Group Holdings *	18,419	481
Karyopharm Therapeutics *(A)	5,181	139
Kite Pharma *(A)	4,963	274
KYTHERA Biopharmaceuticals *(A)	4,321	218
Lannett *	3,700	206
LDR Holding *	33,418	1,354
LHC Group *	1,231	45
Ligand Pharmaceuticals, Cl B *(A)	8,854	780
Luminex *	4,500	75
MacroGenics *	2,500	81
Medidata Solutions *	3,328	193
Merge Healthcare *	17,115	78
Merit Medical Systems *	9,090	187
Merrimack Pharmaceuticals *(A)	15,023	177
Molina Healthcare *	7,743	563
Momenta Pharmaceuticals *	17,884	355
Natus Medical *	8,200	320
Neovasc *	23,914	168
Neurocrine Biosciences *	7,869	345
Nevro *(A)	9,103	463
NewLink Genetics *(A)	5,635	243
Novavax *(A)	23,255	209
NuVasive *	900	46
NxStage Medical *	900	15
Ophthotech *	10,908	546
OPKO Health *(A)	5,688	101
OraSure Technologies *	28,200	175
Orexigen Therapeutics *	44,250	217
Orthofix International *	8,200	269
Otonomy *	7,046	173
Pacific Biosciences of California *	4,800	27
PAREXEL International *	2,445	163
PDL BioPharma	3,230	22
PerkinElmer	14,899	786
Pernix Therapeutics Holdings *	5,124	33
Pozen *	23,600	152
Premier, Cl A *	15,083	578
Prestige Brands Holdings *	17,065	749
Progenics Pharmaceuticals *	27,375	154
Prothena *	4,716	186
Providence Service *	1,968	95
PTC Therapeutics *	9,214	535
Puma Biotechnology *(A)	3,220	629
RadNet *	13,000	85
Receptos *	3,554	586
Relypsa *	24,141	888
Repligen *	754	31

Description	Shares	Market Value ($ Thousands)
Repros Therapeutics *	6,400	$46
Retrophin *	5,379	170
Sage Therapeutics *	13,031	976
Sangamo BioSciences *	19,541	239
Sciclone Pharmaceuticals *	18,808	174
Sirona Dental Systems *	5,954	588
Spectranetics *(A)	14,526	361
STERIS (A)	7,392	494
Sucampo Pharmaceuticals, Cl A *	10,128	164
Supernus Pharmaceuticals *	6,000	85
Surgical Care Affiliates *	8,426	320
SurModics *	579	14
Team Health Holdings *	14,518	849
Teleflex	4,307	554
TESARO *	7,916	465
Tetraphase Pharmaceuticals *	15,389	660
TG Therapeutics *(A)	11,505	181
Triple-S Management, Cl B *	7,316	176
Ultragenyx Pharmaceutical *	8,171	711
US Physical Therapy	4,579	228
WellCare Health Plans *	900	77
Xencor *	17,631	320
XenoPort *	15,500	92
ZIOPHARM Oncology *(A)	16,174	153

		59,573

Industrials — 17.3%
Acacia Research	87,100	889
ACCO Brands *	189,000	1,389
Actuant, Cl A	50,579	1,189
Acuity Brands	1,257	222
Aerojet Rocketdyne Holdings *	8,287	172
Aerovironment *	900	23
AGCO (A)	10,912	554
Air Transport Services Group *	3,500	37
Altra Industrial Motion	13,436	369
American Science & Engineering	288	11
American Woodmark *	6,977	358
Apogee Enterprises	17,621	947
ArcBest	1,935	66
Argan	7,800	279
Astronics *	8,505	594
Astronics, Cl B *	1,856	130
Atlas Air Worldwide Holdings *	27,400	1,493
Barnes Group	19,355	779
Beacon Roofing Supply *	10,442	327
Blount International *	3,900	45
Brady, Cl A	15,100	382
Builders FirstSource *	17,928	220
CAI International *	2,155	47
Carlisle	8,505	843
CEB	9,253	783
CIRCOR International	9,950	531
CLARCOR	11,880	732
Clean Harbors *	15,102	851
Comfort Systems USA	8,800	198
Continental Building Products *	3,928	88
Covenant Transportation Group, Cl A *	5,151	159
Crane	22,100	1,338
Curtiss-Wright	7,183	518
Deluxe	3,500	223
Ducommun *	12,700	296
DXP Enterprises *	15,400	632

4	SEI Institutional Investments Trust / Annual Report / May 31, 2015

SCHEDULE OF INVESTMENTS

Small Cap II Fund

May 31, 2015

Description	Shares	Market Value ($ Thousands)
Dycom Industries *	19,159	$1,103
EMCOR Group	33,244	1,508
Engility Holdings	2,279	64
EnPro Industries	12,582	761
Exponent	1,400	119
Forward Air	13,845	718
FreightCar America	2,266	51
G&K Services, Cl A	10,446	728
Generac Holdings *(A)	14,799	618
Genesee & Wyoming, Cl A *	7,541	621
Global Brass & Copper Holdings	5,700	98
GP Strategies *	1,427	45
GrafTech International *	2,400	12
Greenbrier (A)	3,680	222
H&E Equipment Services	36,775	803
Hawaiian Holdings *	7,200	174
Healthcare Services Group	24,770	748
Heidrick & Struggles International	2,829	71
Hexcel	32,942	1,622
Hub Group, Cl A *	7,444	316
Huron Consulting Group *	23,465	1,509
Hyster-Yale Materials Handling	15,750	1,118
ICF International *	1,100	39
IDEX	8,502	657
Insperity	9,505	500
Interface, Cl A	40,608	874
ITT	19,282	823
JetBlue Airways *	21,729	438
John Bean Technologies	11,365	427
Kadant	11,185	527
KAR Auction Services	13,982	521
Kelly Services, Cl A	18,500	287
Kennametal	28,700	1,035
Kforce	5,400	119
Kirby *	7,265	557
Korn/Ferry International	19,113	613
Kratos Defense & Security Solutions *	4,762	29
LB Foster, Cl A	14,100	538
Lincoln Electric Holdings	10,039	675
Lindsay Manufacturing (A)	5,997	483
Lydall *	1,563	43
Marten Transport	1,300	29
Matthews International, Cl A	11,974	595
Meritor *	11,900	170
Middleby *	7,595	826
Mobile Mini	12,820	509
Moog, Cl A *	4,000	275
MYR Group *	13,251	392
Navigant Consulting *	4,600	63
Orion Marine Group *	24,774	186
PAM Transportation Services *	817	49
Primoris Services	42,596	800
Quality Distribution *	9,719	154
RBC Bearings *	6,082	426
Regal-Beloit	19,646	1,536
Republic Airways Holdings *	4,700	49
Resources Connection	6,069	95
Rush Enterprises, Cl A *	17,524	466
Safe Bulkers (A)	21,300	71
Spirit AeroSystems Holdings, Cl A *	23,610	1,289
Standex International	9,690	775
Steelcase, Cl A	46,422	798
Swift Transporation, Cl A *	27,812	647

Description	Shares	Market Value ($ Thousands)
Team *	12,274	$488
Teledyne Technologies *	4,326	438
Terex	9,987	247
Tetra Tech	24,550	642
Titan International	97,200	1,035
Titan Machinery *	52,685	837
Trex *	2,764	140
TriMas *	35,250	1,019
Triumph Group	44,230	2,950
TrueBlue *	16,180	461
UniFirst	1,293	148
United Rentals *	4,895	435
US Ecology	9,305	429
USA Truck *	920	21
USG *(A)	25,640	739
Valmont Industries (A)	4,114	512
Viad	2,000	54
VSE	179	11
Watts Water Technologies, Cl A	10,354	550
Wesco Aircraft Holdings *	130,340	1,924
WESCO International *(A)	8,255	593
Woodward Governor	12,870	656
XPO Logistics *	4,770	234

		64,691

Information Technology — 20.1%
ACI Worldwide *	30,060	716
Advanced Energy Industries *	33,173	946
Alliance Fiber Optic Products	18,789	364
Ambarella *	1,586	143
Amkor Technology *	19,862	134
Applied Optoelectronics *	10,238	183
Aspen Technology *	36,727	1,572
AVG Technologies *	15,192	372
Barracuda Networks *	3,170	125
Belden	7,289	615
Benchmark Electronics *	11,200	260
Black Box	40,400	810
Blackbaud	29,090	1,491
Brightcove *	8,200	58
BroadSoft *	29,212	1,067
Cabot Microelectronics *	5,400	249
CACI International, Cl A *	9,850	843
Cadence Design Systems *	31,030	614
Calix *	18,300	146
Callidus Software *	49,782	713
Carbonite *	3,458	38
Cavium *	26,393	1,857
Checkpoint Systems	4,578	45
Cimpress *	10,118	833
Cirrus Logic *	11,139	420
Coherent *	6,843	426
CommScope Holding *	6,490	202
comScore *	1,971	112
Comtech Telecommunications	3,100	93
Constant Contact *	2,400	65
Convergys	27,385	680
Cornerstone OnDemand *	13,647	425
CoStar Group *	3,551	742
Cray *	18,180	556
Daktronics	3,885	42
Dealertrack Technologies *	41,967	1,750
Demandware *	11,993	747
DHI Group *	11,826	100
Diebold	15,925	544
Diodes *	4,900	130

5	SEI Institutional Investments Trust / Annual Report / May 31, 2015

SCHEDULE OF INVESTMENTS

Small Cap II Fund

May 31, 2015

Description	Shares	Market Value ($ Thousands)
DTS *	1,197	$38
EarthLink Holdings	5,400	37
Ebix	4,519	161
Ellie Mae *	3,474	220
Entegris *	69,899	974
Envestnet *	23,661	1,037
EPAM Systems *	3,900	280
ePlus *	2,315	180
Euronet Worldwide *	26,005	1,555
ExlService Holdings *	21,556	774
Extreme Networks *	12,100	33
Fabrinet *	13,000	236
Fair Isaac	9,024	792
Fairchild Semiconductor International, Cl A *	738	15
FormFactor *	32,023	298
Fortinet *	18,488	741
Gigamon *	11,308	348
Global Cash Access Holdings *	21,625	167
GrubHub *	13,945	562
Guidewire Software *	23,516	1,139
Heartland Payment Systems	10,647	569
HomeAway *	13,020	365
HubSpot *	4,601	234
II-VI *	1,814	34
Immersion *	18,228	220
Imperva *	4,462	271
Infinera *	36,404	751
Infoblox *	79,687	2,071
Inphi *	35,365	847
Insight Enterprises *	15,400	452
Integrated Device Technology *	25,222	597
Integrated Silicon Solution	578	12
Interactive Intelligence Group *(A)	7,547	326
InterDigital	328	19
Intersil, Cl A	22,933	310
IPG Photonics *	1,961	186
Ixia *	40,819	513
j2 Global	2,609	173
Lattice Semiconductor *	35,200	220
LivePerson *	4,100	39
LogMeIn *	3,064	194
Luxoft Holding, Cl A *	3,537	189
Manhattan Associates *	3,800	208
Marketo *	22,177	662
MAXIMUS	20,003	1,308
MaxLinear, Cl A *	24,602	247
Mellanox Technologies *	8,690	437
Mentor Graphics	39,480	1,031
Methode Electronics	9,300	436
Microsemi *	706	26
MicroStrategy, Cl A *	460	81
MKS Instruments	17,394	656
MoneyGram International *	2,700	26
Monolithic Power Systems	10,806	590
Monotype Imaging Holdings	10,800	280
Newport *	2,000	38
Nimble Storage *(A)	16,491	427
OmniVision Technologies *	84,700	2,284
Orbotech *	29,000	606
OSI Systems *	23,900	1,727
Pandora Media *	14,466	270
Paycom Software *	6,737	234
PDF Solutions *	4,500	72
Pegasystems	700	15

Description	Shares	Market Value ($ Thousands)
Pericom Semiconductor	7,254	$95
Plantronics	1,400	77
Procera Networks *	1,800	21
Proofpoint *	18,423	1,089
PTC *	29,311	1,210
Q2 Holdings *	7,657	182
Qlik Technologies *	30,145	1,090
QLogic *	31,519	489
Qorvo *	11,110	913
Qualys *	800	33
RealD *(A)	13,589	171
Rofin-Sinar Technologies *	1,200	34
Rogers *	10,045	726
Ruckus Wireless *	46,525	489
Rudolph Technologies *	13,476	172
Sanmina *	17,200	373
ScanSource *	1,200	47
Science Applications International	6,900	366
Semtech *	31,567	674
ShoreTel *	12,700	87
Shutterstock *(A)	7,997	512
Sigma Designs *	21,112	181
Silicon Graphics International *	146,600	941
Silicon Laboratories *	32,059	1,777
SolarWinds *	16,281	773
Solera Holdings	14,498	715
Sonus Networks *	8,800	69
SPS Commerce *	17,752	1,154
SS&C Technologies Holdings	14,297	843
Stamps.com *	7,045	474
SunEdison *(A)	7,562	227
Super Micro Computer *	8,400	281
Sykes Enterprises *	9,300	225
Synaptics *	8,579	855
Tableau Software, Cl A *	7,582	858
Take-Two Interactive Software *	36,335	994
TeleTech Holdings	1,300	33
Tessera Technologies	8,800	339
Ultimate Software Group *	6,036	977
Ultra Clean Holdings *	10,300	67
Universal Display *	4,114	221
Vasco Data Security International *(A)	6,484	173
VeriFone Holdings *	10,218	390
Verint Systems *	4,669	302
WEX *	7,651	868
Xcerra *	19,800	153
XO Group *	3,032	49
Xoom *(A)	9,217	173
Zebra Technologies, Cl A *	10,698	1,173

		75,203

Materials — 3.0%
A. Schulman	4,200	180
Allegheny Technologies	30,927	1,005
American Vanguard (A)	21,500	296
Axiall	1,600	60
Balchem	8,925	504
Berry Plastics Group *	4,900	164
Boise Cascade *	937	33
Cabot	10,513	436
Calgon Carbon	1,900	39
Century Aluminum *	10,200	114
Chemtura *	22,770	632
Cytec Industries	10,423	631

6	SEI Institutional Investments Trust / Annual Report / May 31, 2015

SCHEDULE OF INVESTMENTS

Small Cap II Fund

May 31, 2015

Description	Shares	Market Value ($ Thousands)
Ferro *	20,300	$308
FutureFuel	2,600	31
Globe Specialty Metals	13,581	263
Gold Resource (A)	24,086	71
Graphic Packaging Holding	4,600	66
H.B. Fuller	15,095	636
Handy & Harman *	521	17
Headwaters *	37,305	708
Innophos Holdings	12,805	667
KapStone Paper and Packaging	1,100	30
Louisiana-Pacific *(A)	21,453	388
LSB Industries *	16,456	700
Materion	2,820	105
Patrick Industries *	4,584	274
PolyOne	23,326	907
Scotts Miracle-Gro, Cl A	2,552	156
Sensient Technologies	11,764	796
Silgan Holdings	8,487	461
Summit Materials, Cl A *	15,811	435
US Concrete *	6,205	234

		11,347

Telecommunication Services — 0.4%
Cincinnati Bell *	4,300	16
Cogent Communications Holdings	12,332	387
IDT, Cl B	3,500	63
Inteliquent	12,264	216
magicJack VocalTec *(A)	4,884	40
RingCentral, Cl A *	48,329	826
Vonage Holdings *	16,200	76

		1,624

Utilities — 1.7%
ALLETE	14,630	737
American States Water	4,100	157
Avista	100	3
California Water Service Group	5,900	141
Cleco	1,900	103
Empire District Electric	5,400	126
Great Plains Energy	43,389	1,131
IDACORP	10,648	633
New Jersey Resources	9,800	295
NorthWestern	6,304	328
ONE Gas	4,142	184
Otter Tail	2,600	70
PNM Resources	32,940	876
Portland General Electric (A)	32,832	1,148
Vivint Solar *(A)	13,998	202
WGL Holdings	4,059	233

		6,367

Total Common Stock (Cost $306,510) ($ Thousands)		353,620

EXCHANGE TRADED FUNDS — 0.6%
iShares Russell 2000 Fund (A)	9,266	1,148
iShares Russell 2000 Growth Fund (A)	6,503	991

Total Exchange Traded Funds (Cost $1,824) ($ Thousands)		2,139

Description	Shares/Face Amount ($ Thousands)	Market Value ($ Thousands)
	Number of Rights
RIGHTS — 0.0%
Furiex Pharmaceuticals ‡‡	300	$—

Total Rights (Cost $—) ($ Thousands)		—

AFFILIATED PARTNERSHIP — 8.0%
SEI Liquidity Fund, L.P.
0.060% **† (B)	29,913,883	29,914

Total Affiliated Partnership (Cost $29,914) ($ Thousands)		29,914

CASH EQUIVALENT — 5.2%
SEI Daily Income Trust, Prime Obligation Fund, Cl A
0.010% **†	19,425,519	19,426

Total Cash Equivalent (Cost $19,426) ($ Thousands)		19,426

U.S. TREASURY OBLIGATION — 0.2%
U.S. Treasury Bills
0.010%, 08/20/2015 (C) (D)	$925	925

Total U.S. Treasury Obligation (Cost $925) ($ Thousands)		925

Total Investments — 108.6% (Cost $358,599) ($ Thousands)		$406,024

A list of the open futures contracts held by the Fund at May 31, 2015, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Appreciation ($ Thousands)
Russell 2000 Index E-MINI	66	Jun-2015	$217

For the year ended May 31, 2015, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $373,858 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2015.

†	Investment in Affiliated Security (see Note 6).

‡	Real Estate Investment Trust.

‡‡	Expiration date is unavailable.

(A)	This security or a partial position of this security is on loan at May 31, 2015. The total market value of securities on loan at May 31, 2015 was $29,875 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total value of such securities as of May 31, 2015 was $29,914 ($ Thousands).

(C)	The rate reported is the effective yield at time of purchase.

(D)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

ADR — American Depositary Receipt

Cl — Class

L.P. — Limited Partnership

7	SEI Institutional Investments Trust / Annual Report / May 31, 2015

SCHEDULE OF INVESTMENTS

Small Cap II Fund

May 31, 2015

The following is a list of the level of inputs used as of May 31, 2015, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$353,620	$—	$—	$353,620
Exchange Traded Funds	2,139	—	—	2,139
Rights	—	—	—	—
Affiliated Partnership	—	29,914	—	29,914
Cash Equivalent	19,426	—	—	19,426
U.S. Treasury Obligation	—	925	—	925

Total Investments in Securities	$375,185	$30,839	$—	$406,024

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Appreciation	$217	$—	$—	$217

*	Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended May 31, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2015, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

8	SEI Institutional Investments Trust / Annual Report / May 31, 2015

SCHEDULE OF INVESTMENTS

Small/Mid Cap Equity Fund

May 31, 2015

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 95.2%

Consumer Discretionary — 13.8%
American Eagle Outfitters	264,706	$4,333
Arctic Cat	25,949	858
Ascena Retail Group *	158,262	2,339
Autoliv (A)	8,600	1,085
Big Lots	37,900	1,664
Bloomin’ Brands	102,290	2,297
BorgWarner	38,750	2,331
Bravo Brio Restaurant Group *	66,100	886
Bright Horizons Family Solutions *	53,276	2,966
Brinker International	15,900	877
Brunswick	71,791	3,664
Buffalo Wild Wings *	10,940	1,670
Burlington Stores *	49,070	2,589
Cabela’s *(A)	48,219	2,459
Caleres	72,628	2,246
Callaway Golf (A)	204,292	1,929
Capella Education	37,397	1,992
Carmike Cinemas *	56,600	1,575
Carter’s	54,939	5,671
Children’s Place	16,850	1,102
Chuy’s Holdings *(A)	133,415	3,467
Columbia Sportswear	24,125	1,352
Cooper Tire & Rubber	34,700	1,274
Crocs *	107,200	1,612
Darden Restaurants	56,115	3,678
Destination XL Group *	76,200	370
Diamond Resorts International *	77,140	2,399
Dillard’s, Cl A	20,600	2,390
Dorman Products *(A)	29,352	1,369
DR Horton	89,543	2,339
DSW, Cl A	64,974	2,251
Dunkin’ Brands Group (A)	67,992	3,628
Ethan Allen Interiors	20,809	522
Express *	55,377	977
Fiesta Restaurant Group *	75,871	3,530
Five Below *(A)	261,691	8,701
Francesca’s Holdings *	52,039	815
Fred’s, Cl A	27,300	478
GameStop, Cl A (A)	37,900	1,645
Gannett	201,785	7,222
G-III Apparel Group *	51,600	2,934
Goodyear Tire & Rubber	84,409	2,688
Grand Canyon Education *	70,962	3,031
Group 1 Automotive	500	41
Hanesbrands	84,900	2,705
Harley-Davidson	29,051	1,554
Harman International Industries	18,275	2,203
Hasbro (A)	44,678	3,223
Helen of Troy *	27,860	2,437
Hibbett Sports *	80,900	3,766
Hillenbrand	46,230	1,420
HSN	33,275	2,233
Hyatt Hotels, Cl A *	2,900	167
Imax *(A)	163,740	6,605
Interpublic Group	127,340	2,600
Jack in the Box	74,223	6,443
Jarden *	31,475	1,670
K12 *	97,000	1,328
La Quinta Holdings *	102,211	2,541
La-Z-Boy, Cl Z	60,608	1,608
Lear	45,500	5,279
Libbey	68,500	2,706
Lithia Motors, Cl A	9,910	1,055

Description	Shares	Market Value ($ Thousands)
LKQ *	216,749	$6,192
MDC Partners, Cl A (A)	157,000	3,329
Men’s Wearhouse	19,865	1,152
Monro Muffler	35,593	2,100
National CineMedia	468,058	7,456
Newell Rubbermaid	44,200	1,747
Noodles, Cl A *(A)	56,600	822
Oxford Industries	7,983	606
Penn National Gaming *(A)	156,673	2,606
Pier 1 Imports (A)	61,272	779
Pool	54,434	3,608
Red Robin Gourmet Burgers *	25,816	2,153
Rent-A-Center, Cl A	29,900	905
Restaurant Brands International (A)	56,650	2,191
Restoration Hardware Holdings *	31,334	2,850
Ryland Group	57,103	2,402
Sally Beauty Holdings *	193,182	6,029
Scientific Games, Cl A *(A)	50,131	763
Select Comfort *	53,116	1,655
ServiceMaster Global Holdings *	137,531	4,620
Shoe Carnival	17,800	492
Shutterfly *	49,070	2,282
Signet Jewelers	11,775	1,523
Skechers U.S.A., Cl A *	16,751	1,773
Sportsman’s Warehouse Holdings *(A)	183,667	1,780
Stage Stores	43,100	698
Standard Pacific *	254,525	2,097
Starwood Hotels & Resorts Worldwide	3,050	252
Starz *	50,200	2,107
Steven Madden *	98,134	3,708
TAL Education Group ADR *(A)	53,405	1,934
Tempur Sealy International *	35,520	2,117
Tile Shop Holdings *(A)	137,750	1,718
TRI Pointe Homes *	32,900	475
Tuesday Morning *	126,920	1,627
Tumi Holdings *	138,871	2,680
Ulta Salon Cosmetics & Fragrance *	7,200	1,099
Urban Outfitters *	37,719	1,297
Vail Resorts	27,984	2,903
Vista Outdoor *	7,300	336
Vitamin Shoppe *	54,400	2,160
Wendy’s	198,400	2,230
Whirlpool	6,200	1,142
Wolverine World Wide	188,915	5,550
Wyndham Worldwide	30,263	2,570
Zoe’s Kitchen *(A)	67,228	2,130

		257,434

Consumer Staples — 2.4%
Cal-Maine Foods (A)	28,695	1,627
Casey’s General Stores	58,885	5,134
Chefs’ Warehouse *(A)	78,282	1,468
Coca-Cola Enterprises	37,627	1,664
Darling Ingredients *	251,901	3,955
Diplomat Pharmacy *(A)	50,892	1,967
Fresh Del Monte Produce	35,600	1,340
Freshpet *(A)	97,420	1,933
Hain Celestial Group *	33,184	2,099
Ingredion	20,598	1,688
JM Smucker	14,814	1,756
Kroger	14,006	1,020
Landec *	171,200	2,446
Molson Coors Brewing, Cl B	24,074	1,767
Omega Protein *	90,700	1,247

1	SEI Institutional Investments Trust / Annual Report / May 31, 2015

SCHEDULE OF INVESTMENTS

Small/Mid Cap Equity Fund

May 31, 2015

Description	Shares	Market Value ($ Thousands)
Rite Aid *	544,543	$4,748
Seaboard *	97	333
Snyder’s-Lance	21,056	629
Sprouts Farmers Market *	52,098	1,563
SUPERVALU *	116,800	1,031
Sysco	41,319	1,535
TreeHouse Foods *	12,432	887
Universal (A)	22,400	1,153
Weis Markets	17,700	764

		43,754

Energy — 3.9%
Alberta Oilsands *	1,600,500	141
Approach Resources *(A)	388,900	2,726
Atwood Oceanics	15,300	471
Bill Barrett *(A)	351,500	3,104
Bristow Group	34,187	1,983
Carrizo Oil & Gas *	36,093	1,810
CHC Group *(A)	241,204	321
Core Laboratories (A)	20,269	2,381
DHT Holdings	126,000	994
Diamondback Energy *	30,366	2,363
Dril-Quip *	51,166	3,867
Energy XXI Bermuda (A)	11,413	40
EQT	23,336	1,985
Green Plains Renewable Energy	41,200	1,354
Gulfport Energy *	67,550	2,915
Helmerich & Payne	9,300	679
Laredo Petroleum *(A)	86,268	1,175
Matador Resources *	116,437	3,207
Matrix Service *	107,953	1,821
McDermott International *(A)	38,630	211
Nabors Industries	67,900	1,002
Navigator Holdings *	78,100	1,457
Newfield Exploration *	29,220	1,105
Newpark Resources *	85,200	722
Noble	50,500	846
Oasis Petroleum *(A)	90,849	1,543
Oil States International *	22,497	920
Pacific Ethanol *(A)	75,900	873
Parker Drilling *	185,500	629
PBF Energy, Cl A	5,600	150
Pioneer Natural Resources	9,068	1,340
Rice Energy *	90,435	1,983
RigNet *(A)	155,504	5,519
Rosetta Resources *	14,755	345
Scorpio Tankers	420,400	3,834
Spectra Energy	29,959	1,054
StealthGas *	190,400	1,302
Superior Energy Services	72,781	1,680
Synergy Resources *	213,526	2,458
Tesoro	28,900	2,558
TETRA Technologies *	254,500	1,601
US Silica Holdings (A)	84,542	2,608
Westmoreland Coal *	300	8
Whiting Petroleum *	62,690	2,068
WPX Energy *	113,973	1,469

		72,622

Financials — 20.7%
1st Source	800	25
Alexandria Real Estate Equities ‡	31,363	2,908
Allied World Assurance Holdings	45,000	1,912
Allstate	18,083	1,217
American Campus Communities ‡	49,887	1,946

Description	Shares	Market Value ($ Thousands)
American Financial Group	104,132	$6,612
Ameriprise Financial	12,668	1,578
AmTrust Financial Services (A)	49,150	2,958
Apartment Investment & Management, Cl A ‡	11,740	445
Arch Capital Group *	68,647	4,386
Ares Capital	41,500	695
Arthur J Gallagher	48,825	2,366
Ashford *	1,270	123
Ashford Hospitality Trust ‡	73,300	630
Aspen Insurance Holdings	34,400	1,595
Associated Banc	73,700	1,398
Assured Guaranty	106,412	3,042
AvalonBay Communities ‡	4,463	743
Banco Latinoamericano de Comercio Exterior, Cl E	65,100	1,974
Bancorpsouth (A)	106,036	2,565
Bank of the Ozarks	169,378	7,448
BankUnited	19,677	661
Banner	49,267	2,218
BioMed Realty Trust ‡	26,100	532
Blackstone Mortgage Trust, Cl A ‡	154,816	4,679
Boston Private Financial Holdings	54,395	682
Boston Properties ‡	3,600	468
Brandywine Realty Trust ‡	121,300	1,708
Brixmor Property Group ‡	96,173	2,383
Calamos Asset Management, Cl A	40,900	501
Camden Property Trust ‡	2,800	210
CareTrust ‡	2,418	32
CatchMark Timber Trust, Cl A ‡	219,000	2,606
CBL & Associates Properties ‡	70,700	1,248
Cedar Realty Trust ‡	330,000	2,228
Central Pacific Financial	142,200	3,330
Chatham Lodging Trust ‡	37,400	1,045
Chimera Investment ‡	49,040	708
City National	16,120	1,486
CNA Financial	28,100	1,086
CNO Financial Group	395,593	7,121
Columbia Property Trust ‡	6,450	168
Comerica	73,227	3,584
Community Trust Bancorp	17,255	565
Corporate Office Properties Trust ‡	57,813	1,484
CubeSmart ‡	94,178	2,240
Customers Bancorp *	130,000	3,263
CYS Investments ‡	125,100	1,120
DCT Industrial Trust ‡	5,050	165
DDR ‡	110,323	1,867
DiamondRock Hospitality ‡	123,759	1,630
Dime Community Bancshares	43,800	718
Douglas Emmett ‡	12,500	367
Duke Realty ‡	154,949	3,031
DuPont Fabros Technology ‡	79,500	2,563
E*TRADE Financial *	143,836	4,237
Eagle Bancorp *	55,919	2,225
East West Bancorp	29,221	1,254
EastGroup Properties ‡	24,831	1,381
Education Realty Trust ‡	36,738	1,210
Employers Holdings	158,651	3,589
Endurance Specialty Holdings	12,543	762
Equity Commonwealth *‡	97,000	2,498
Equity Lifestyle Properties ‡	3,650	200
Equity One ‡	42,864	1,062
Equity Residential ‡	10,700	795
Essex Property Trust ‡	1,321	294

2	SEI Institutional Investments Trust / Annual Report / May 31, 2015

SCHEDULE OF INVESTMENTS

Small/Mid Cap Equity Fund

May 31, 2015

Description	Shares	Market Value ($ Thousands)
Everest Re Group	11,600	$2,106
Extra Space Storage ‡	3,150	221
FBR *	112,033	2,372
Federated Investors, Cl B (A)	23,051	802
FelCor Lodging Trust ‡	217,100	2,332
Fidelity & Guaranty Life	124,100	2,725
Fifth Third Bancorp	101,728	2,059
Financial Engines (A)	57,123	2,451
First BanCorp *	451,282	2,762
First Horizon National	114,831	1,695
First NBC Bank Holding *	18,454	627
First Niagara Financial Group	111,800	996
Flushing Financial	66,600	1,291
FNF Group	135,731	5,152
FNFV Group *	111,700	1,716
Fulton Financial	93,546	1,184
General Growth Properties ‡	15,220	431
Geo Group ‡	111,200	4,218
Gramercy Property Trust ‡	90,275	2,402
Hancock Holding	83,866	2,443
Hanover Insurance Group	76,048	5,413
Hartford Financial Services Group	47,226	1,942
Hatteras Financial ‡	47,200	848
HCP ‡	12,850	498
Health Care ‡	10,688	751
Highwoods Properties ‡	53,300	2,236
Home Loan Servicing Solutions	65,800	45
Horace Mann Educators	86,572	2,980
Hospitality Properties Trust ‡	90,600	2,735
Host Hotels & Resorts ‡	129,028	2,570
Huntington Bancshares	589,368	6,560
Iberiabank	53,762	3,455
Infinity Property & Casualty	21,001	1,519
International Bancshares	47,046	1,228
Investment Technology Group	91,438	2,456
Investors Bancorp	502,762	6,038
Janus Capital Group	128,135	2,326
Kemper	75,700	2,709
Kennedy-Wilson Holdings	105,100	2,687
KeyCorp	430,211	6,272
Kimco Realty ‡	13,100	314
Kite Realty Group Trust ‡	11,250	304
LaSalle Hotel Properties ‡	6,700	244
Lexington Realty Trust ‡	444,006	4,076
Liberty Property Trust ‡	5,950	208
Lincoln National	24,900	1,420
LPL Financial Holdings (A)	165,528	7,058
Macerich ‡	5,998	493
Mack-Cali Realty ‡	97,056	1,640
Maiden Holdings	289,500	4,047
MarketAxess Holdings	22,860	2,022
MB Financial	45,228	1,457
Meadowbrook Insurance Group	18,099	154
Medical Properties Trust ‡	108,473	1,471
Meridian Bancorp *	161,300	2,071
MFA Mortgage Investments ‡	296,811	2,357
MGIC Investment *(A)	261,500	2,837
Mid-America Apartment Communities ‡	2,400	183
Montpelier Re Holdings	75,900	2,889
Mortgage Investment Trust ‡	82,400	1,552
National Penn Bancshares	122,407	1,310
National Storage Affiliates Trust *‡	99,630	1,344
Navient	53,300	1,027

Description	Shares	Market Value ($ Thousands)
NBT Bancorp	24,000	$591
Nelnet, Cl A	64,400	2,648
Northfield Bancorp	151,663	2,221
NorthStar Asset Management Group	72,391	1,584
NorthStar Realty Finance ‡	200,931	3,645
OFG Bancorp (A)	258,355	3,395
Omega Healthcare Investors ‡	56,200	2,025
Opus Bank	40,860	1,291
PacWest Bancorp	82,210	3,690
Paramount Group ‡	9,700	178
PartnerRe	20,800	2,734
Pebblebrook Hotel Trust ‡	60,894	2,611
Pennsylvania Real Estate Investment Trust ‡	44,700	998
Piedmont Office Realty Trust, Cl A ‡	52,900	909
Popular *	207,015	6,726
PrivateBancorp, Cl A	29,910	1,140
Prologis ‡	22,248	881
Prospect Capital (A)	119,800	946
Public Storage ‡	4,078	789
RAIT Financial Trust ‡	221,401	1,408
Regency Centers ‡	3,700	234
Regions Financial	213,300	2,152
Reinsurance Group of America, Cl A	25,406	2,377
Republic Bancorp, Cl A	34,400	845
Retail Opportunity Investments ‡	10,200	167
RLJ Lodging Trust ‡	8,700	263
Rouse Properties ‡	106,000	1,831
Ryman Hospitality Properties ‡	48,322	2,663
Select Income ‡	39,300	921
Senior Housing Properties Trust ‡	15,500	310
Signature Bank NY *	31,161	4,352
Simon Property Group ‡	7,929	1,438
SL Green Realty ‡	2,625	311
South State	43,552	3,128
StanCorp Financial Group	15,500	1,150
Starwood Property Trust ‡	72,400	1,730
State Bank Financial	151,500	3,103
Sterling Bancorp	149,862	2,025
Stifel Financial *	40,095	2,135
Sunstone Hotel Investors ‡	163,614	2,497
SunTrust Banks	44,603	1,904
SVB Financial Group *	19,712	2,659
Synovus Financial	122,324	3,550
Taubman Centers ‡	4,300	318
TCF Financial	200,841	3,161
THL Credit	58,800	738
Two Harbors Investment ‡	88,000	941
UDR ‡	12,850	418
United Community Banks	135,300	2,591
Unum Group	113,909	3,982
Validus Holdings	76,198	3,270
Ventas ‡	7,800	519
Vornado Realty Trust ‡	4,650	464
Waddell & Reed Financial, Cl A	38,459	1,838
Washington Federal	59,400	1,313
WesBanco	24,300	769
Westamerica Bancorporation	15,865	726
Western Alliance Bancorp *	156,156	4,896
Winthrop Realty Trust ‡	83,000	1,389
WisdomTree Investments	266,233	5,687
World Acceptance *(A)	13,400	1,093
Yadkin Financial *	65,700	1,298
Zions Bancorporation	268,765	7,762

		384,829

3	SEI Institutional Investments Trust / Annual Report / May 31, 2015

SCHEDULE OF INVESTMENTS

Small/Mid Cap Equity Fund

May 31, 2015

Description	Shares	Market Value ($ Thousands)
Health Care — 13.4%
ABIOMED *	38,175	$2,280
Acadia Healthcare *(A)	145,341	10,776
Accuray *(A)	485,900	2,986
Achillion Pharmaceuticals *(A)	77,010	762
Aerie Pharmaceuticals *	40,202	447
Agios Pharmaceuticals *(A)	7,776	949
Akorn *	124,999	5,737
Alder Biopharmaceuticals *	28,929	1,230
Alere *	109,281	5,637
Align Technology *	78,800	4,781
Alkermes *	22,200	1,357
Alnylam Pharmaceuticals *	18,075	2,369
AMAG Pharmaceuticals *	20,298	1,412
AmerisourceBergen	10,376	1,168
Amsurg, Cl A *	85,139	5,733
AngioDynamics *	116,467	1,869
Aratana Therapeutics *	61,056	829
athenahealth *(A)	10,984	1,281
BioDelivery Sciences International *	77,645	662
BioMarin Pharmaceutical *	17,725	2,226
Brookdale Senior Living, Cl A *	61,950	2,335
Bruker *	101,523	2,014
C.R. Bard	10,725	1,827
Cardiovascular Systems *	51,184	1,432
Centene *	46,977	3,539
Charles River Laboratories International *	66,241	4,792
Chimerix *	33,931	1,420
Cooper	35,783	6,504
Dentsply International	25,805	1,343
DexCom *	102,831	7,375
Dyax *	109,441	2,883
Endo International *	24,600	2,060
Endologix *	295,917	4,939
Exact Sciences *(A)	110,455	2,983
ExamWorks Group *	66,609	2,723
GW Pharmaceuticals ADR *(A)	10,234	1,168
Health Net *	95,176	5,924
HealthSouth	155,752	6,722
HeartWare International *(A)	24,865	1,834
Hill-Rom Holdings	52,981	2,732
Hologic *	57,475	2,056
Horizon Pharma *(A)	99,900	3,240
Humana	5,400	1,159
ICON *	30,288	1,965
Incyte *	26,100	2,875
Insmed *	99,125	2,175
Insulet *	97,429	2,754
Isis Pharmaceuticals *(A)	46,253	3,114
Jazz Pharmaceuticals *	22,390	4,016
Juno Therapeutics *(A)	32,406	1,706
K2M Group Holdings *	72,235	1,888
Karyopharm Therapeutics *(A)	20,154	543
Kite Pharma *(A)	18,919	1,043
KYTHERA Biopharmaceuticals *(A)	16,917	852
Laboratory Corp of America Holdings *	15,750	1,858
Landauer	4,200	143
Lannett *(A)	19,092	1,062
LDR Holding *	176,160	7,138
Ligand Pharmaceuticals, Cl B *(A)	33,950	2,991

Description	Shares	Market Value ($ Thousands)
Mallinckrodt *	15,625	$2,022
Medidata Solutions *	53,345	3,095
Medivation *	13,500	1,783
Neovasc *	95,852	672
Neurocrine Biosciences *	34,188	1,499
Nevro *(A)	18,777	954
NewLink Genetics *(A)	21,480	927
Novadaq Technologies *	121,109	1,212
Ophthotech *	41,581	2,080
Orexigen Therapeutics *(A)	168,690	827
Otonomy *	27,628	677
Owens & Minor	2,400	80
PAREXEL International *	2,160	144
Patterson	31,981	1,530
PDL BioPharma (A)	117,800	787
PerkinElmer	31,229	1,647
PharMerica *	24,700	822
Premier, Cl A *	103,623	3,971
Prestige Brands Holdings *	70,747	3,107
PTC Therapeutics *	16,820	977
Puma Biotechnology *(A)	10,314	2,016
Quest Diagnostics	21,459	1,614
Quidel *(A)	59,054	1,280
Receptos *	9,428	1,555
Relypsa *	92,031	3,386
Revance Therapeutics *(A)	60,515	1,549
Sage Therapeutics *(A)	39,724	2,974
Sangamo BioSciences *(A)	74,492	912
SciClone Pharmaceuticals *	118,100	1,094
Select Medical Holdings	110,400	1,805
Sirona Dental Systems *	23,410	2,311
Spectranetics *(A)	132,991	3,302
STERIS (A)	28,181	1,883
Surgical Care Affiliates *	32,122	1,220
Symmetry Surgical *	18,650	165
Synageva BioPharma *	12,198	2,603
Team Health Holdings *	56,942	3,330
Teleflex (A)	9,029	1,162
TESARO *	22,159	1,302
Tetraphase Pharmaceuticals *	23,710	1,017
Trinity Biotech ADR	163,000	2,820
Ultragenyx Pharmaceutical *	26,568	2,311
United Therapeutics *	17,500	3,215
Universal Health Services, Cl B	33,306	4,316
VCA Antech *	74,059	3,885
WellCare Health Plans *	31,343	2,685
Xencor *	49,635	900

		249,043

Industrials — 16.1%
AAR	37,200	1,099
Actuant, Cl A	107,758	2,532
Acuity Brands	15,550	2,744
Advisory Board *	71,565	3,633
Aegion, Cl A *	65,000	1,158
AerCap Holdings *	44,034	2,124
Aerojet Rocketdyne Holdings *	110,587	2,295
AGCO (A)	49,300	2,504
Air Transport Services Group *	124,500	1,310
Aircastle	67,002	1,625
Allegion	27,000	1,686
Altra Industrial Motion	28,163	775
AMERCO	1,600	526
AO Smith	25,925	1,851
Beacon Roofing Supply *	39,808	1,248
Brink’s	34,900	1,115
Carlisle	52,845	5,240
CEB	98,074	8,296

4	SEI Institutional Investments Trust / Annual Report / May 31, 2015

SCHEDULE OF INVESTMENTS

Small/Mid Cap Equity Fund

May 31, 2015

Description	Shares	Market Value ($ Thousands)
Celadon Group	57,700	$1,346
Clean Harbors *	178,332	10,047
Crane	20,400	1,235
Curtiss-Wright	13,380	965
Deluxe	111,070	7,089
Dover	22,305	1,682
Dycom Industries *	58,577	3,373
EMCOR Group	136,268	6,182
EnPro Industries	26,373	1,595
Equifax	26,200	2,629
Esterline Technologies *	19,802	2,142
Expeditors International of Washington	23,938	1,097
Fluor	24,759	1,392
Forward Air	75,630	3,923
FreightCar America	130,700	2,930
FTI Consulting *	44,700	1,757
G&K Services, Cl A	14,331	998
Generac Holdings *(A)	83,620	3,494
Genesee & Wyoming, Cl A *	49,939	4,112
Global Power Equipment Group	134,500	1,006
GrafTech International *	315,400	1,599
Great Lakes Dredge & Dock *	668,800	3,719
H&E Equipment Services	143,053	3,123
Harsco	81,765	1,317
Heartland Express	212,348	4,512
HEICO, Cl A	93,557	4,678
Hexcel	92,496	4,554
Hub Group, Cl A *	28,378	1,204
Huntington Ingalls Industries	43,367	5,377
Huron Consulting Group *	27,291	1,755
ICF International *	26,600	952
IDEX	33,341	2,576
ITT	40,416	1,725
JetBlue Airways *(A)	336,407	6,782
Joy Global	48,970	1,907
Kadant	39,393	1,855
KAR Auction Services	89,618	3,339
KBR	83,500	1,599
Kennametal	88,665	3,197
Kirby *	64,256	4,929
Korn/Ferry International	37,548	1,205
Lincoln Electric Holdings	39,403	2,648
Lindsay Manufacturing (A)	22,860	1,841
Lydall *	14,600	400
Manitowoc	140,443	2,649
Masonite International *	33,925	2,314
Matthews International, Cl A	73,699	3,659
Meritor *	97,200	1,391
Middleby *	49,570	5,388
Mobile Mini	48,873	1,939
MSC Industrial Direct, Cl A	70,441	4,887
MYR Group *	21,100	625
Navistar International *(A)	61,232	1,622
Old Dominion Freight Line *	40,204	2,734
Orbital ATK	44,360	3,393
Orion Marine Group *	186,430	1,400
Oshkosh Truck	124,368	6,238
Owens Corning	110,181	4,667
Parker Hannifin	11,622	1,400
Pentair	9,430	604
Pitney Bowes	185,200	4,047
Primoris Services	256,584	4,816
Proto Labs *(A)	45,289	3,133
Rand Logistics *	104,800	356
RBC Bearings *	23,950	1,679
Regal-Beloit	50,067	3,915
Ritchie Bros Auctioneers (A)	98,266	2,777

Description	Shares	Market Value ($ Thousands)
Roadrunner Transportation Systems *	97,347	$2,421
RR Donnelley & Sons	43,256	830
Rush Enterprises, Cl A *	66,806	1,775
Ryder System	17,600	1,613
Saia *	42,025	1,721
Scorpio Bulkers *(A)	120,500	286
Sensata Technologies Holding *	59,468	3,276
Steelcase, Cl A	153,713	2,644
Swift Transporation, Cl A *	106,023	2,467
TAL International Group (A)	24,400	885
Team *	25,727	1,024
Teledyne Technologies *	9,067	919
Tennant	53,697	3,424
Terex	20,935	518
Tetra Tech	51,459	1,346
Textainer Group Holdings	19,900	562
Timken	13,800	540
Titan Machinery *(A)	72,500	1,152
TriMas *	73,887	2,135
TriNet Group *	93,354	2,794
Trinity Industries	72,400	2,171
Triumph Group	51,538	3,437
TrueBlue *	61,682	1,757
Tutor Perini *	200,200	4,196
United Rentals *	19,265	1,713
US Ecology	35,472	1,636
USG *(A)	97,746	2,819
Valmont Industries (A)	17,688	2,201
Wabash National *	42,200	571
Watts Water Technologies, Cl A	21,704	1,153
Werner Enterprises	42,100	1,159
WESCO International *	46,971	3,375
Woodward Governor	77,267	3,936
XPO Logistics *(A)	57,460	2,825
Xylem	32,589	1,192

		299,654

Information Technology — 17.8%
Amdocs	34,300	1,881
Applied Micro Circuits *	180,000	1,150
Arrow Electronics *	50,849	3,091
Aspen Technology *	121,466	5,199
Atmel	253,904	2,252
Avnet	26,800	1,179
Belden	27,787	2,346
Benchmark Electronics *	68,300	1,587
Black Box	36,400	730
Blackbaud	53,310	2,733
BroadSoft *	49,381	1,803
Brocade Communications Systems	198,700	2,457
Cadence Design Systems *	562,814	11,138
Callidus Software *	189,776	2,718
Cavium *	93,789	6,600
CDW	46,755	1,735
ChannelAdvisor *(A)	196,860	2,207
Check Point Software Technologies *	10,600	898
Ciber *	444,500	1,494
Ciena *(A)	96,879	2,337
Cimpress *	44,445	3,659
Citrix Systems *	32,312	2,101
Coherent *	14,344	893
Computer Sciences	30,100	2,065
Computer Task Group	61,900	460
comScore *	44,350	2,509
Convergys	136,302	3,384

5	SEI Institutional Investments Trust / Annual Report / May 31, 2015

SCHEDULE OF INVESTMENTS

Small/Mid Cap Equity Fund

May 31, 2015

Description	Shares	Market Value ($ Thousands)
CoreLogic *	50,600	$1,972
Cornerstone OnDemand *	52,026	1,620
CoStar Group *	19,842	4,145
Cypress Semiconductor	95,450	1,310
Dealertrack Technologies *	158,313	6,602
Demandware *	78,658	4,899
Diebold	76,136	2,602
Digi International *	158,400	1,578
Diodes *	31,300	829
Dot Hill Systems *	199,400	1,404
Envestnet *	91,058	3,989
Equinix ‡	7,484	2,006
Euronet Worldwide *	107,626	6,436
Exar *	326,400	3,545
ExlService Holdings *	40,991	1,472
Extreme Networks *	269,600	731
Fair Isaac	14,194	1,245
Fairchild Semiconductor International, Cl A *	141,976	2,828
Fidelity National Information Services	31,143	1,953
Finisar *	38,200	837
FleetMatics Group *	30,400	1,271
Fortinet *	111,894	4,482
Freescale Semiconductor *	44,009	1,986
Gartner *	49,147	4,299
Global Payments	15,250	1,592
GrubHub *	38,500	1,552
Guidewire Software *(A)	91,253	4,421
Harris	27,800	2,202
Heartland Payment Systems	22,318	1,193
HomeAway *	51,108	1,434
IAC	47,627	3,575
Infinera *	58,775	1,213
Infoblox *	349,588	9,086
Insight Enterprises *	51,600	1,513
Interactive Intelligence Group *(A)	28,772	1,244
Intersil, Cl A	228,038	3,078
Ixia *	85,560	1,076
j2 Global	36,850	2,447
Juniper Networks	48,580	1,350
Lam Research	25,558	2,102
Lexmark International, Cl A	49,300	2,267
Littelfuse	24,078	2,328
LogMeIn *	23,625	1,500
Marketo *	84,542	2,522
Marvell Technology Group	94,600	1,323
MAXIMUS	57,938	3,787
Mellanox Technologies *	34,150	1,718
Microchip Technology (A)	42,811	2,103
MKS Instruments	36,459	1,375
Monolithic Power Systems	42,429	2,317
NETGEAR *	60,500	1,875
NICE Systems ADR	31,225	1,958
Nimble Storage *(A)	62,865	1,627
Nuance Communications *	88,300	1,490
ON Semiconductor *	200,303	2,656
Pandora Media *	56,718	1,059
Plantronics	33,000	1,821
Plexus *	55,581	2,528
Polycom *	73,500	990
PRGX Global *	6,400	27
Proofpoint *	59,935	3,544
PTC *	109,390	4,514
QAD, Cl A	9,400	225
Qlik Technologies *	139,909	5,060
Qorvo *	67,066	5,509

Description	Shares	Market Value ($ Thousands)
RealPage *	79,676	$1,455
Ruckus Wireless *	177,361	1,864
Seagate Technology	23,300	1,296
Semtech *	66,227	1,415
ServiceNow *	20,310	1,556
Shutterstock *(A)	49,647	3,177
Silicon Laboratories *	110,351	6,118
SolarWinds *	170,036	8,068
Solera Holdings	212,502	10,483
SPS Commerce *	86,912	5,651
SS&C Technologies Holdings	158,176	9,321
Stratasys *	90,191	3,207
SunEdison *(A)	74,500	2,233
Synaptics *	33,700	3,358
SYNNEX	24,462	2,022
Synopsys *	46,026	2,296
Tableau Software, Cl A *	20,449	2,315
Take-Two Interactive Software *	57,300	1,568
Tech Data *	65,774	4,152
Trimble Navigation *	185,736	4,354
Tyler Technologies *	17,300	2,102
Ultimate Software Group *	19,518	3,158
Ultratech *	55,000	1,097
Unisys *	93,047	1,911
VeriFone Holdings *	40,070	1,530
Verint Systems *	48,700	3,149
Western Digital	20,300	1,976
WEX *	29,166	3,307
Xcerra *	199,200	1,538
Zebra Technologies, Cl A *	53,228	5,836

		331,361

Materials — 3.8%
Albemarle	55,305	3,327
Allegheny Technologies	128,681	4,182
Ashland	16,291	2,075
Avery Dennison	36,474	2,258
Bemis	28,166	1,294
Berry Plastics Group *	133,000	4,452
Cabot	115,570	4,793
Carpenter Technology	31,100	1,270
Crown Holdings *	33,125	1,831
Cytec Industries	15,467	936
Domtar	36,200	1,565
Eastman Chemical	9,900	760
FMC	29,743	1,700
Glatfelter	29,600	695
Graphic Packaging Holding	182,257	2,595
H.B. Fuller	57,544	2,423
Huntsman	89,400	2,006
Innophos Holdings	21,810	1,137
Kaiser Aluminum	18,862	1,531
Louisiana-Pacific *(A)	81,783	1,480
LSB Industries *	21,300	906
Martin Marietta Materials	16,000	2,384
Neenah Paper	14,700	886
NovaGold Resources *(A)	221,600	906
Packaging Corp of America	12,450	861
PolyOne	174,481	6,786
Rock-Tenn, Cl A	20,800	1,355
Schweitzer-Mauduit International	9,300	375
Scotts Miracle-Gro, Cl A	19,578	1,199
Sealed Air	31,700	1,544
Sensient Technologies	19,157	1,297
Silgan Holdings	17,789	967
Steel Dynamics	44,300	966
Stillwater Mining *	154,863	2,244

6	SEI Institutional Investments Trust / Annual Report / May 31, 2015

SCHEDULE OF INVESTMENTS

Small/Mid Cap Equity Fund

May 31, 2015

Description	Shares	Market Value ($ Thousands)
Summit Materials, Cl A *	61,802	$1,700
UFP Technologies *	47,600	944
Valspar	29,403	2,454

		70,084

Telecommunication Services — 0.5%
Cogent Communications Holdings	25,849	812
Inteliquent	55,100	971
Iridium Communications *(A)	204,300	2,115
Level 3 Communications *	19,650	1,090
RingCentral, Cl A *	138,511	2,367
SBA Communications, Cl A *	10,700	1,197
Spok Holdings	72,120	1,251

		9,803

Utilities — 2.8%
AGL Resources	34,858	1,756
ALLETE	64,302	3,238
Ameren	66,300	2,667
Atmos Energy	36,946	1,996
Avista	65,600	2,099
Cadiz *(A)	155,900	1,342
Chesapeake Utilities	30,600	1,610
Edison International	25,505	1,551
Empire District Electric	38,400	896
Great Plains Energy	159,964	4,170
IDACORP	16,455	979
NorthWestern	13,214	687
NRG Energy	98,320	2,478
Piedmont Natural Gas (A)	38,800	1,447
Pinnacle West Capital	91,658	5,584
PNM Resources	51,100	1,359
Portland General Electric (A)	235,176	8,222
SCANA	70,536	3,750
UGI	72,778	2,722
UIL Holdings	32,000	1,622
Xcel Energy	59,517	2,026

		52,201

Total Common Stock (Cost $1,412,201) ($ Thousands)		1,770,785

EXCHANGE TRADED FUNDS — 0.3%
iShares Russell 2000 Fund(A)	19,422	2,407
iShares Russell 2000 Growth Fund(A)	25,045	3,817

Total Exchange Traded Funds (Cost $5,057) ($ Thousands)		6,224

	Number Of Rights

RIGHT ‡‡ — 0.0%

United States — 0.0%
CHC Group *	258,244	—

Total Right (Cost $—) ($ Thousands)		—

AFFILIATED PARTNERSHIP — 10.3%
SEI Liquidity Fund, L.P.
0.060% ** †(B)	191,808,785	191,809

Total Affiliated Partnership (Cost $191,809) ($ Thousands)		191,809

CASH EQUIVALENT — 5.3%
SEI Daily Income Trust, Prime Obligation Fund, Cl A
0.010% ** †	98,885,069	98,885

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Total Cash Equivalent (Cost $98,885) ($ Thousands)		$98,885

U.S. TREASURY OBLIGATION — 0.2%
U.S. Treasury Bills
0.109%, 02/04/2016 (C)	$4,393	4,389

Total U.S. Treasury Obligation (Cost $4,390) ($ Thousands)		4,389

Total Investments — 111.4% (Cost $1,712,342) ($ Thousands)		$2,072,092

A list of the open futures contracts held by the Fund at May 31, 2015, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Appreciation ($ Thousands)
S&P 500 Index E-M INI	222	Jun-2015	$629

For the year ended May 31, 2015, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the period.

Percentages are based on a Net Assets of $1,859,609 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2015.

‡	Real Estate Investment Trust.

‡‡	Expiration date unavailable

†	Investment in Affiliated Security (see Note 6).

(A)	This security or a partial position of this security is on loan at May 31, 2015 (see Note 12). The total market value of securities on loan at May 31, 2015 was $186,581 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan (See Note 12). The total value of such securities as of May 31, 2015 was $191,809 ($ Thousands).

(C)	The rate reported is the effective yield at time of purchase.

ADR — American Depositary Receipt

Cl — Class

L.P. — Limited Partnership

The following is a list of the level of inputs used as of May 31, 2015, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$1,770,785	$—	$—	$1,770,785
Exchange Traded Funds	6,224	—	—	6,224
Right	—	—	—	—
Affiliated Partnership	—	191,809	—	191,809
Cash Equivalent	98,885	—	—	98,885
U.S. Treasury Obligation	—	4,389	—	4,389

Total Investments in Securities	$1,875,894	$196,198	$—	$2,072,092

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$629	$—	$—	$629

*	Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended May 31, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2015, there were no transfers between Level 2 and Level 3 assets and liabilities.

For the year ended May 31, 2015, there were no Level 3 securities.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

7	SEI Institutional Investments Trust / Annual Report / May 31, 2015

SCHEDULE OF INVESTMENTS

U.S. Managed Volatility Fund

May 31, 2015

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 96.4%

Consumer Discretionary — 12.4%
Aaron’s	34,052	$1,193
American Eagle Outfitters	309,900	5,073
Aramark	263,647	8,265
AutoZone *	4,200	2,829
Bed Bath & Beyond *	117,300	8,366
Big Lots	20,000	878
BJ’s Restaurants *	7,943	364
Bloomin’ Brands	4,570	103
Brinker International	38,300	2,113
Buckle	4,614	197
Burlington Stores *	79,730	4,207
Canadian Tire, Cl A	48,700	5,031
Carriage Services, Cl A	18,684	465
Carter’s	37,900	3,912
Cheesecake Factory	102,139	5,267
Chico’s FAS	240,400	3,993
Coach	79,700	2,819
Cogeco Cable	13,400	707
Cooper Tire & Rubber	14,600	536
Cooper-Standard Holding *	12,128	759
Core-Mark Holdings	9,831	528
Cracker Barrel Old Country Store	30,422	4,292
Deckers Outdoor *	26,400	1,799
DIRECTV *	98,000	8,922
Dollar General	105,569	7,663
Dollar Tree *	56,489	4,236
Domino’s Pizza	41,800	4,542
DSW, Cl A	55,900	1,937
El Pollo Loco Holdings *	7,155	149
Escalade	6,097	112
Flexsteel Industries	9,977	377
Foot Locker	64,400	4,070
Gap	40,000	1,533
GoPro, Cl A *	21,672	1,202
Graham Holdings, Cl B	4,000	4,284
HSN	50,800	3,409
Jack in the Box	36,100	3,134
Kohl’s	201,549	13,200
Liberty Tripadvisor Holdings, Cl A *	34,684	970
Lions Gate Entertainment	14,047	465
Lululemon Athletica *	83,130	4,970
Michael Kors Holdings *	20,400	949
Morningstar	3,108	240
Nathan’s Famous *	8,145	318
Nutrisystem	7,799	178
NVR *	1,976	2,688
Outerwall	1,443	111
Panera Bread, Cl A *	43,823	7,976
Papa John’s International	2,756	189
Reading International, Cl A *	12,185	163
Regal Entertainment Group, Cl A	19,324	405
Shaw Communications, Cl B	148,700	3,270
Staples	317,000	5,219
Steven Madden *	82,000	3,098
Target	133,887	10,620
Thomson Reuters	82,963	3,315
Vail Resorts	24,900	2,583
Viacom, Cl B	36,800	2,461
Vista Outdoor *	64,600	2,977
Wayfair, Cl A *	2,875	86

		175,717

Description	Shares	Market Value ($ Thousands)
Consumer Staples — 18.0%
Altria Group	367,612	$18,821
Archer-Daniels-Midland	47,000	2,484
Bunge	209,509	19,392
Cal-Maine Foods	132,006	7,483
Campbell Soup	17,591	850
Casey’s General Stores	52,000	4,534
Church & Dwight	46,702	3,922
Clorox	135,737	14,613
Coca-Cola Bottling	8,512	967
Colgate-Palmolive	51,800	3,460
ConAgra Foods	174,500	6,738
Costco Wholesale	100,048	14,266
Coty, Cl A	64,869	1,617
CVS Health	87,904	9,000
Dean Foods	8,368	154
Dr. Pepper Snapple Group	167,972	12,873
Fresh Del Monte Produce	7,785	293
Fresh Market *	16,456	522
General Mills	137,000	7,693
Hershey	73,817	6,855
Hormel Foods	75,866	4,341
Ingredion	51,480	4,220
J&J Snack Foods	2,317	250
John B Sanfilippo & Son	11,072	560
Kellogg	41,300	2,592
Kimberly-Clark	71,194	7,750
Kroger	293,850	21,392
Lancaster Colony	4,568	408
Mead Johnson Nutrition, Cl A	38,100	3,707
Metro, Cl A	88,500	2,437
Orchids Paper Products	12,828	289
PepsiCo	138,543	13,360
Philip Morris International	60,500	5,026
Pinnacle Foods	10,679	450
Procter & Gamble	45,929	3,600
Sanderson Farms	6,825	556
SUPERVALU *	99,500	879
TreeHouse Foods *	9,083	648
Tyson Foods, Cl A	327,069	13,884
Universal	44,942	2,314
Vector Group	22,062	488
Wal-Mart Stores	302,574	22,472
Weis Markets	37,000	1,597
Whole Foods Market	117,000	4,825

		254,582

Energy — 1.0%
Adams Resources & Energy	3,106	133
Chevron	42,100	4,336
ConocoPhillips	38,400	2,445
Exxon Mobil	89,300	7,609

		14,523

Financials — 19.4%
Allied World Assurance Holdings	229,620	9,757
Allstate	129,700	8,731
American Capital Agency ‡	79,200	1,652
American Capital Mortgage Investment ‡	46,798	818

1	SEI Institutional Investments Trust / Annual Report / May 31, 2015

SCHEDULE OF INVESTMENTS

U.S. Managed Volatility Fund

May 31, 2015

Description	Shares	Market Value ($ Thousands)
American Financial Group	100,720	$6,396
American Homes 4 Rent, Cl A ‡	19,203	321
American National Insurance	1,396	144
AmTrust Financial Services	5,523	332
Annaly Capital Management ‡	417,000	4,353
Anworth Mortgage Asset ‡	41,579	216
Apollo Commercial Real Estate Finance ‡	44,077	757
Apollo Residential Mortgage ‡	8,613	137
Arch Capital Group *	68,883	4,401
Aspen Insurance Holdings	96,800	4,488
Assurant	57,300	3,773
Assured Guaranty	136,850	3,913
Axis Capital Holdings	223,775	12,317
Beneficial Bancorp *	16,585	203
BOK Financial	41,123	2,660
Brixmor Property Group ‡	28,700	711
Canadian Imperial Bank of Commerce	40,100	3,049
Capital Bank Financial, Cl A *	4,916	140
Capitol Federal Financial	17,760	215
Capstead Mortgage ‡	31,338	371
CBL & Associates Properties ‡	240,800	4,250
CBOE Holdings	188,375	11,024
Charter Financial	32,315	391
Chimera Investment ‡	56,375	813
Chubb	68,000	6,630
Communications Sales & Leasing ‡	44,950	1,171
Corporate Office Properties Trust ‡	21,000	539
CU Bancorp *	12,535	266
Customers Bancorp *	12,792	321
CYS Investments ‡	94,190	843
Digital Realty Trust ‡	14,330	946
Employers Holdings	7,592	172
Endurance Specialty Holdings	71,845	4,367
Equity Lifestyle Properties ‡	84,800	4,646
Essent Group *	30,302	773
Everest Re Group	128,513	23,326
Federated National Holding	2,996	77
Fidelity Southern	9,539	147
First NBC Bank Holding *	2,968	101
Gain Capital Holdings	7,185	67
Gaming and Leisure Properties ‡	54,122	1,981
Genworth MI Canada	22,800	618
Government Properties Income Trust ‡	56,000	1,093
Greenlight Capital Re, Cl A *	8,838	271
Hanover Insurance Group	30,500	2,171
Hatteras Financial ‡	5,333	96
HCC Insurance Holdings	88,000	5,032
HCP ‡	121,400	4,701
Highwoods Properties ‡	104,800	4,396
Hospitality Properties Trust ‡	127,000	3,834
Investors Bancorp	18,935	227
Ladder Capital, Cl A ‡	8,976	159
LendingTree *	6,137	364
MarketAxess Holdings	22,400	1,981
Medical Properties Trust ‡	126,200	1,711
Meta Financial Group	1,936	78
MFA Mortgage Investments, Cl REIT ‡	643,793	5,112
MidWestOne Financial Group	4,003	117

Description	Shares	Market Value ($ Thousands)
Montpelier Re Holdings	12,701	$483
Mortgage Investment Trust ‡	8,689	164
National Bank Holdings, Cl A	14,446	276
National Bank of Canada	74,000	2,876
Navient	10,301	198
New Residential Investments ‡	6,084	104
New York Mortgage Trust ‡	125,226	992
Omega Healthcare Investors ‡	126,700	4,565
OneBeacon Insurance Group, Cl A	11,765	169
Pacific Premier Bancorp *	16,998	268
PartnerRe	128,556	16,896
PennyMac Financial Services, Cl A *	11,992	225
PennyMac Mortgage Investment Trust ‡	137,200	2,520
Peoples Financial Services	3,680	138
Post Properties ‡	78,500	4,460
PRA Group *	42,700	2,424
Progressive	149,300	4,082
Reinsurance Group of America, Cl A	31,000	2,900
RenaissanceRe Holdings	152,001	15,521
RLJ Lodging Trust ‡	79,100	2,391
Ryman Hospitality Properties ‡	85,200	4,695
Santander Consumer USA Holdings *	7,953	195
Select Income ‡	10,654	250
Silver Bay Realty Trust ‡	37,363	577
Simon Property Group ‡	9,000	1,633
State Bank Financial	28,645	587
Stonegate Bank	11,115	334
Talmer Bancorp, Cl A	3,115	49
Travelers	159,499	16,128
Two Harbors Investment ‡	536,201	5,732
United Insurance Holdings	20,709	299
Validus Holdings	274,958	11,798
Waterstone Financial	8,424	110
Wells Fargo	106,200	5,943
White Mountains Insurance Group	127	82

		274,731

Health Care — 16.9%
Abbott Laboratories	39,760	1,932
Addus HomeCare *	11,559	324
Aetna	71,200	8,399
Air Methods *	2,429	102
AmerisourceBergen	118,949	13,389
Amgen	20,800	3,250
Analogic	1,946	165
Anthem	62,000	10,407
AstraZeneca ADR	26,200	1,770
Atrion	582	218
Baxter International	145,600	9,698
Becton Dickinson	12,033	1,691
Bio-Path Holdings *	9,690	12
Bio-Reference Labs *	14,639	486
Bristol-Myers Squibb	18,197	1,176
C.R. Bard	16,800	2,861
Cardinal Health	81,372	7,175
Chemed	6,120	760
DaVita HealthCare Partners *	9,700	813
Eli Lilly	131,602	10,383
Express Scripts Holding *	142,819	12,445

2	SEI Institutional Investments Trust / Annual Report / May 31, 2015

SCHEDULE OF INVESTMENTS

U.S. Managed Volatility Fund

May 31, 2015

Description	Shares	Market Value ($ Thousands)
Haemonetics *	2,483	$103
HCA Holdings *	25,100	2,054
Henry Schein *	19,220	2,723
Hill-Rom Holdings	100,300	5,171
Hologic *	148,700	5,319
Humana	12,600	2,705
ICON *	69,800	4,528
ICU Medical *	7,285	707
Idexx Laboratories *	22,454	3,045
Inogen *	5,382	201
Insys Therapeutics *	5,567	332
Integra LifeSciences Holdings *	1,708	115
Intuitive Surgical *	9,500	4,634
Johnson & Johnson	260,604	26,097
Laboratory Corp of America Holdings *	30,700	3,621
McKesson	36,342	8,621
Medtronic	31,100	2,373
Merck	265,111	16,143
MiMedx Group *	11,023	114
Myriad Genetics *	61,200	2,078
Omnicare	89,816	8,558
Ophthotech *	8,680	434
Owens & Minor	20,006	667
PAREXEL International *	5,891	392
Patterson	86,600	4,143
Pfizer	445,700	15,488
Phibro Animal Health, Cl A	7,483	259
Quest Diagnostics	139,300	10,479
Sagent Pharmaceuticals *	7,989	178
STERIS	7,196	481
Teleflex	1,144	147
UnitedHealth Group	47,100	5,662
Varian Medical Systems *	53,600	4,642
Waters *	39,800	5,318
Zimmer Holdings	20,200	2,305
Zoetis, Cl A	34,766	1,730

		239,023

Industrials — 3.1%
Boeing	36,100	5,073
Deere	87,800	8,225
Echo Global Logistics *	12,334	397
FedEx	12,300	2,131
Healthcare Services Group	3,106	94
L-3 Communications Holdings, Cl 3	22,300	2,627
Landstar System	3,508	229
Lockheed Martin	18,123	3,411
Masonite International *	8,016	547
Northrop Grumman	47,700	7,593
Orbital ATK	32,300	2,471
Precision Castparts	16,369	3,464
Raytheon	56,100	5,793
Sparton *	15,165	402
Vectrus *	24,476	614
Wesco Aircraft Holdings *	21,560	318

		43,389

Information Technology — 9.5%
Accenture, Cl A	47,982	4,608
Amdocs	407,689	22,362
Apple	52,082	6,785
Blackhawk Network Holdings, Cl A *	14,889	512

Description	Shares	Market Value ($ Thousands)
Booz Allen Hamilton Holding, Cl A	85,818	$2,175
Broadridge Financial Solutions	8,777	476
CA	49,040	1,493
Cisco Systems	238,000	6,976
Computer Sciences	78,732	5,401
CSG Systems International	69,600	2,171
DST Systems	18,964	2,245
FactSet Research Systems	49,690	8,207
Forrester Research	2,561	87
GTT Communications *	11,840	261
Harris	60,600	4,801
Hewlett-Packard	84,314	2,816
Ingram Micro, Cl A *	5,028	135
Intel	253,300	8,729
International Business Machines	133,670	22,677
Intuit	4,364	455
Lexmark International, Cl A	13,900	639
Microsoft	60,100	2,816
NeuStar, Cl A *	12,468	341
Oracle	116,000	5,045
Qualcomm	81,763	5,697
Reis	10,299	224
Rubicon Project *	4,678	81
Sapiens International *	14,640	132
Science Applications International	32,700	1,733
Synopsys *	89,700	4,475
VeriSign *	78,100	4,935
Western Union	220,100	4,831

		134,321

Materials — 2.3%
Avery Dennison	136,330	8,440
Bemis	99,000	4,548
Berry Plastics Group *	21,437	718
CF Industries Holdings	11,830	3,737
Clearwater Paper *	4,825	290
Compass Minerals International	31,033	2,674
Kaiser Aluminum	2,493	202
Mosaic	60,300	2,764
Royal Gold	55,814	3,615
Scotts Miracle-Gro, Cl A	38,523	2,360
Sonoco Products	59,400	2,674

		32,022

Telecommunication Services — 5.2%
AT&T	582,217	20,110
BCE	156,100	6,828
Boingo Wireless *	12,602	113
CenturyLink	169,881	5,647
Hawaiian Telcom Holdco *	18,418	466
NTT DOCOMO ADR	91,700	1,645
Rogers Communications, Cl B	131,400	4,507
SK Telecom ADR	207,600	5,074
TELUS	103,763	3,533
TELUS Toronto Stock Exchange	67,200	2,279
Verizon Communications	462,226	22,852
Windstream Holdings	37,459	305

		73,359

Utilities — 8.6%
ALLETE	6,416	323
Ameren	112,600	4,530

3	SEI Institutional Investments Trust / Annual Report / May 31, 2015

SCHEDULE OF INVESTMENTS

U.S. Managed Volatility Fund

May 31, 2015

Description	Shares/Face Amount ($ Thousands)	Market Value ($ Thousands)
American Electric Power	131,200	$7,385
American Water Works	73,058	3,862
Artesian Resources, Cl A	5,850	125
Avista	10,772	345
Cleco	7,113	386
Consolidated Edison	188,463	11,654
DTE Energy	111,268	8,816
Edison International	324,765	19,749
Entergy	275,063	21,034
Exelon	235,800	7,977
IDACORP	8,399	500
Northwest Natural Gas	9,993	447
NorthWestern	7,434	387
PG&E	130,100	6,956
Pinnacle West Capital	48,800	2,973
Portland General Electric	134,264	4,694
Public Service Enterprise Group	188,500	8,036
SCANA	82,800	4,401
Southern	159,243	6,957
Unitil	24,907	843

		122,380

Total Common Stock (Cost $1,119,341) ($ Thousands)		1,364,047

CASH EQUIVALENT — 4.2%
SEI Daily Income Trust, Prime Obligation Fund, Cl A
0.010% ** †	58,843,509	58,844

Total Cash Equivalent (Cost $58,844) ($ Thousands)		58,844

U.S. TREASURY OBLIGATIONS — 0.1%
U.S. Treasury Bills (A) (B)
0.109%, 02/04/2016	$2,110	2,108

Total U.S. Treasury Obligation (Cost $2,108) ($ Thousands)		2,108

Total Investments — 100.7% (Cost $1,180,293) ($ Thousands)		$1,424,999

A list of the open futures contracts held by the Fund at May 31, 2015, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Appreciation ($ Thousands)
S&P 500 Index EMINI	307	Jun-2015	$1,137

For the year ended May 31, 2015, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $1,414,638 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2015.

†	Investment in Affiliated Security (see Note 6).

‡	Real Estate Investment Trust.

(A)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

(B)	The rate reported is the effective yield at time of purchase.
ADR	— American Depositary Receipt

Cl	— Class

L.P.	— Limited Partnership

S&P	— Standard & Poor’s

The following is a list of the level of inputs used as of May 31, 2015, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$1,364,047	$—	$—	$1,364,047
Cash Equivalent	58,844	—	—	58,844
U.S. Treasury Obligations	—	2,108	—	2,108

Total Investments in Securities	$1,422,891	$2,108	$—	$1,424,999

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$1,137	$—	$—	$1,137

Total Other Financial Instruments	$1,137	$—	$—	$1,137

*	Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended May 31, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2015, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

4	SEI Institutional Investments Trust / Annual Report / May 31, 2015

SCHEDULE OF INVESTMENTS

World Equity Ex-US Fund

May 31, 2015

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 94.4%

Argentina — 0.3%
MercadoLibre (A)	157,000	$22,786
Ternium ADR	42,272	825

		23,611

Australia — 3.5%
Adelaide Brighton	241,942	861
Amcor	1,866,934	20,721
ASX	173,743	5,537
Australia & New Zealand Banking Group	735,882	18,696
Australia & New Zealand Banking Group ADR	1,029,500	26,108
AWE *	899,587	985
Beach Energy	9,640,760	8,117
BGP Holdings *	239,898	—
BHP Billiton ADR (A)	378,907	16,911
Boral	2,131,681	10,214
Brambles	1,551,250	13,584
Caltex Australia	725,003	18,702
Cochlear	216,526	14,676
Commonwealth Bank of Australia	67,985	4,428
CSR	1,527,541	4,923
Downer	685,040	2,701
DuluxGroup	849,715	3,818
Echo Entertainment Group	548,910	1,966
Harvey Norman Holdings	954,737	3,435
Independence Group	443,816	1,648
Insurance Australia Group	1,399,060	6,061
Macquarie Group	75,951	4,753
Magellan Financial Group	195,311	2,794
Newcrest Mining *	3,596,526	38,899
Nine Entertainment Holdings	475,241	782
Orora	1,532,181	2,580
Platinum Asset Management	224,605	1,351
Qantas Airways *	5,047,623	13,600
Resolute Mining *	1,184,013	304
South32 ADR *(A)	151,563	1,253
Tabcorp Holdings	385,904	1,486
Telstra	1,365,315	6,501
Treasury Wine Estates	1,508,271	6,211
Western Areas	1,117,664	3,054

		267,660

Austria — 1.0%
Conwert Immobilien Invest *	1,074,222	14,415
Erste Group Bank	724,885	20,993
Schoeller-Bleckmann Oilfield Equipment	299,923	19,834
Voestalpine	576,916	23,953

		79,195

Belgium — 0.5%
Ageas	41,599	1,555
Anheuser-Busch InBev	92,910	11,149
bpost	117,128	3,375
Delhaize Group	258,777	23,054
Solvay	14,591	2,016

		41,149

Brazil — 1.3%

Description	Shares	Market Value ($ Thousands)
Banco Bradesco ADR	3,944,022	$34,707
Banco do Brasil	2,670,125	19,111
BRF - Brasil Foods	39,100	792
CETIP - Mercados Organizados	352,800	3,680
Cia Energetica de Minas Gerais ADR	440,454	1,991
Cia Paranaense de Energia ADR (A)	341,926	3,518
Cosan, Cl A	86,911	540
Embraer ADR	313,856	9,453
JBS	243,600	1,188
Light	519,100	2,774
Qualicorp	2,265,600	13,639
Telefonica Brasil ADR (A)	164,393	2,313
Tim Participacoes	533,000	1,583

		95,289

Canada — 4.7%
Advantage Oil & Gas *	354,600	2,142
Bank of Montreal	239,800	14,583
Bankers Petroleum *	561,600	1,368
Birchcliff Energy *	157,100	996
Bonavista Energy (A)	102,700	648
Canadian Imperial Bank of Commerce (A)	233,300	17,737
Canadian National Railway	157,100	9,284
CCL Industries, Cl B	8,200	950
Celestica *	222,200	2,832
CGI Group, Cl A *	51,600	2,178
CI Financial	65,900	1,846
Constellation Software	19,260	7,854
Dominion Diamond	43,700	815
Empire, Cl A	37,000	2,640
Enerplus (A)	383,242	3,690
Fairfax Financial Holdings	44,606	22,384
Gibson Energy	264,500	5,071
Jean Coutu Group, Cl A	164,900	3,081
Laurentian Bank of Canada	37,300	1,428
Linamar	175,400	11,905
Magna International, Cl A	817,700	46,907
Manulife Financial	1,728,500	31,718
Maple Leaf Foods	223,270	4,230
Methanex	271,800	15,082
Open Text	293,200	12,443
Progressive Waste Solutions	92,911	2,586
Quebecor, Cl B	233,300	5,955
Restaurant Brands International (A)	246,700	9,518
Ritchie Bros Auctioneers (A)	286,821	8,105
Rogers Communications, Cl B (A)	335,938	11,529
Royal Bank of Canada	114,400	7,247
Shaw Communications, Cl B (A)	93,793	2,062
Suncor Energy	160,500	4,674
Toronto-Dominion Bank	657,300	28,638
Valeant Pharmaceuticals International *	212,232	50,402
Western Energy Services (A)	254,300	1,275

		355,803

Chile — 0.1%
Enersis ADR	230,029	3,913

1	SEI Institutional Investments Trust / Annual Report / May 31, 2015

SCHEDULE OF INVESTMENTS

World Equity Ex-US Fund

May 31, 2015

Description	Shares	Market Value ($ Thousands)
China — 4.4%
Agricultural Bank of China	15,881,000	$8,625
Alibaba Group Holding ADR *	106,922	9,550
Anhui Conch Cement	14,920,500	62,557
ANTA Sports Products	2,238,000	5,191
Baidu ADR *	99,500	19,642
Bank of China	9,664,000	6,420
Bitauto Holdings ADR *	149,988	9,080
China Construction Bank	40,279,800	40,480
China Oilfield Services	13,593,400	25,252
Great Wall Motor	5,055,230	32,641
Industrial & Commercial Bank of China	24,219,000	21,090
Mindray Medical International ADR (A)	740,940	19,983
Tencent Holdings	2,042,828	41,033
Vipshop Holdings ADR *	66,760	1,667
Want Want China Holdings	7,414,000	8,369
Weichai Power	6,187,600	23,109

		334,689

Colombia — 0.2%
Bancolombia ADR, Cl R (A)	339,845	13,842

Czech Republic — 0.2%
Komercni Banka	70,313	15,076

Denmark — 1.1%
DSV	475,062	16,490
Genmab *	61,255	5,370
Novo Nordisk, Cl B	414,480	23,103
Novozymes, Cl B	293,176	14,076
Pandora	191,775	19,249
Vestas Wind Systems	163,975	8,357

		86,645

Finland — 0.8%
Elisa, Cl A	25,935	795
Huhtamaki	21,960	738
Kone, Cl B (A)	411,713	17,229
Neste Oil (A)	236,159	5,971
Orion, Cl B	176,467	5,881
Sampo, Cl A	266,435	12,525
Stora Enso, Cl R	900,891	9,408
Tieto	35,692	816
UPM-Kymmene	234,316	4,195

		57,558

France — 3.3%
Atos	7,261	557
AXA	1,248,044	31,354
Edenred (A)	323,129	8,148
Essilor International	178,936	21,805
Etablissements Maurel et Prom	107,514	840
Faurecia	71,093	3,193
Lafarge	226,856	15,987
L’Oreal	206,352	38,901
Natixis (A)	216,687	1,622
Peugeot	215,737	4,494
Sanofi-Aventis	291,428	28,484
Societe Generale (A)	429,532	20,026
Sodexo	205,860	21,195
Technicolor	382,308	2,447
Technip	171,020	11,267
Teleperformance	133,107	9,786

Description	Shares	Market Value ($ Thousands)
Thales (A)	57,065	$3,544
TOTAL	135,950	6,853
Valeo (A)	124,706	19,872

		250,375

Germany — 5.1%
Aareal Bank	37,925	1,502
Allianz	52,492	8,215
BASF	231,015	21,326
Bertrandt	4,252	558
Brenntag	182,801	11,021
Continental	53,900	12,424
Deutsche Boerse	397,146	31,754
Deutsche Euroshop	155,097	7,483
Deutsche Lufthansa	1,353,798	18,998
Deutz	84,126	487
Dialog Semiconductor *	144,172	8,015
Duerr	100,082	10,212
Evonik Industries	64,400	2,401
GEA Group	758,478	36,759
Gerresheimer	110,250	6,278
Hannover Rueck	62,865	6,096
HeidelbergCement	31,564	2,556
Henkel	355,933	36,428
Hochtief	83,996	6,386
K+S	207,333	6,744
KION Group	10,651	505
Krones	6,610	723
KUKA (A)	66,076	5,223
Merck KGaA	229,272	24,475
MTU Aero Engines	123,626	11,773
Norddeutsche Affinerie	35,972	2,229
Nordex *	104,831	2,507
OSRAM Licht	16,791	883
ProSiebenSat.1 Media	57,286	2,735
Rhoen Klinikum	145,665	4,055
SAP (A)	223,216	16,492
Siemens	260,963	27,403
Software	17,768	500
Stada Arzneimittel (A)	132,973	4,606
Symrise	584,056	37,113
TUI	395,038	6,992
United Internet	87,364	4,067

		387,924

Hong Kong — 3.6%
Belle International Holdings	12,698,000	16,218
BOC Hong Kong Holdings	9,613,500	39,562
Chaoda Modern Agriculture	52,790	4
Cheung Kong Property Holdings *(E)	2,157,500	13,109
China Mobile	7,145,844	94,122
China Unicom	1,430,000	2,413
CK Hutchison Holdings	2,157,500	33,678
Hang Seng Bank	770,900	15,475
Hong Kong Exchanges and Clearing	788,700	30,361
Orient Overseas International	4,886,500	27,075

		272,017

India — 2.2%
Amtek Auto	272,053	688
Apollo Tyres	399,437	1,187
Bharat Petroleum	49,877	664
Britannia Industries	150,150	5,983

2	SEI Institutional Investments Trust / Annual Report / May 31, 2015

SCHEDULE OF INVESTMENTS

World Equity Ex-US Fund

May 31, 2015

Description	Shares	Market Value ($ Thousands)
HCL Technologies	885,132	$14,008
HDFC Bank ADR	581,313	34,658
Hindustan Unilever	312,221	4,202
ICICI Bank ADR	3,122,118	32,969
Lupin	17,675	507
Maruti Udyog	47,744	2,830
Tata Motors	1,247,981	9,412
Tata Motors ADR	1,446,683	55,408
UPL	381,500	3,301

		165,817

Indonesia — 0.7%
AVG Technologies *	134,616	3,301
Bank Negara Indonesia Persero	11,205,700	5,826
Bank Rakyat Indonesia Persero	28,897,200	25,731
Indofood Sukses Makmur	23,066,500	12,733
Telekomunikasi Indonesia Persero	16,080,000	3,459
Telekomunikasi Indonesia Persero ADR	122,352	5,293

		56,343

Ireland — 4.0%
Actavis *	121,618	37,314
CRH	582,365	16,278
Endo International *	437,732	36,664
ICON *	1,135,714	73,674
James Hardie Industries	1,096,021	14,816
Jazz Pharmaceuticals *	205,037	36,773
Mallinckrodt *	288,126	37,295
Ryanair Holdings ADR	348,823	23,232
Shire ADR	33,154	8,625
Smurfit Kappa Group	696,792	20,511

		305,182

Israel — 1.0%
Bank Hapoalim	779,327	4,084
Israel Chemicals	1,760,083	12,587
Teva Pharmaceutical Industries ADR	961,742	57,801

		74,472

Italy — 0.8%
Azimut Holding	28,062	795
Brembo	17,559	745
Exor	345,576	17,170
Fiat Chrysler Automobiles *	2,471,136	39,419
FinecoBank Banca Fineco *	322,663	2,418
Recordati	27,727	582

		61,129

Japan — 12.9%
Alfresa Holdings	471,300	7,235
All Nippon Airways	341,000	941
Alpine Electronics	97,300	2,084
Alps Electric	132,000	3,393
Asahi Kasei	211,000	1,878
Bic Camera (A)	117,000	1,165
Calsonic Kansei	823,000	6,201
Canon Marketing Japan	28,800	511
Coca-Cola West	165,700	2,995
CyberAgent	14,700	683
Daiichikosho	15,600	512
Daikyo	735,000	1,090
Daito Trust Construction	179,400	20,015
Daiwa House Industry	867,200	20,874

Description	Shares	Market Value ($ Thousands)
Daiwa Securities Group	5,078,520	$40,405
DCM Holdings	96,800	888
Denso	1,222,200	64,126
Dowa Holdings	422,000	3,795
FANUC	244,622	54,288
Fast Retailing	40,200	16,618
Haseko	1,107,000	12,979
Hazama Ando	487,500	2,664
Hitachi	5,730,300	39,250
Isuzu Motors	2,445,800	33,338
IT Holdings	219,300	4,305
Itochu	346,000	4,684
Japan Airlines	799,000	27,525
Japan Exchange Group	2,073,157	63,233
JVC Kenwood Holdings	269,500	784
Kawasaki Kisen Kaisha	4,257,000	10,806
Kirin Holdings	49,700	717
Kobe Steel	9,051,000	16,994
Komatsu	745,700	15,765
Kura	19,300	733
Maeda Road Construction	87,000	1,714
Marubeni	1,262,100	7,404
Medipal Holdings	603,500	9,376
MEIJI Holdings	15,200	1,734
Misawa Homes	98,000	891
Mitsubishi UFJ Financial Group	856,900	6,361
Mitsui ADR	108,000	30,087
Mitsui Sumitomo Insurance Group Holdings	306,800	9,555
Mitsui Trust Holdings	3,310,000	15,201
Mizuho Financial Group	22,035,700	48,761
NEC Networks & System Integration	32,000	684
Nexon	83,500	1,126
Nichi-iko Pharmaceutical	82,800	1,922
Nippo	189,000	3,297
Nippon Flour Mills	78,000	429
Nippon Paper Industries	40,000	709
Nippon Steel & Sumitomo Metal	7,695,000	21,201
Nippon Yusen	321,000	972
Nissan Tokyo Sales Holdings	142,700	413
Nissha Printing	49,000	890
Nomura Real Estate Holdings	320,300	6,592
North Pacific Bank	190,300	802
OKUMA	68,000	744
Omron	867,544	40,478
Pigeon	147,700	3,880
Pioneer *	706,500	1,247
Rakuten	1,300,100	21,404
SBI Holdings	352,600	5,069
Secom	535,200	35,844
Seino Holdings	201,000	2,486
Shimano	107,700	15,336
SKY Perfect JSAT Holdings	425,600	2,360
SMC	65,900	19,994
Sony	1,176,391	36,611
Sumitomo Dainippon Pharma	57,600	655
Sumitomo Heavy Industries	950,000	6,270
Sumitomo Metal Mining	2,282,000	35,353
Sumitomo Osaka Cement	117,000	420
Suzuken	136,390	4,457
T&D Holdings	1,136,700	17,047
Takashimaya	56,000	540
Toagosei	341,000	1,470

3	SEI Institutional Investments Trust / Annual Report / May 31, 2015

SCHEDULE OF INVESTMENTS

World Equity Ex-US Fund

May 31, 2015

Description	Shares	Market Value ($ Thousands)
Toho Holdings	157,100	$3,316
Tosoh	204,000	1,223
Toyota Motor	197,600	13,700
Toyota Tsusho	628,800	17,659
West Japan Railway	55,000	3,276
Yamazaki Baking	136,000	2,269
Yaskawa Electric	2,553,552	36,011
Zenkoku Hosho	146,100	4,921

		987,635

Malaysia — 0.1%
DiGi.Com	1,677,400	2,567
Telekom Malaysia	650,500	1,292
Tenaga Nasional	1,559,400	5,683

		9,542

Mexico — 0.6%
America Movil, Ser L	5,553,644	5,826
America Movil ADR, Ser L	1,868,455	39,238
Cemex ADR *	53,443	497
Gruma, Ser B	59,583	782

		46,343

Netherlands — 2.6%
Aegon	4,135,417	31,424
AerCap Holdings *	206,020	9,939
Boskalis Westminster	91,887	4,545
Core Laboratories (A)	338,868	39,810
Heineken Holding	301,555	20,934
Koninklijke Ahold	203,247	4,126
Koninklijke Vopak	73,408	3,646
NXP Semiconductor *	348,250	39,091
TNT *	693,430	3,155
TomTom *	293,007	3,265
Unilever	674,426	28,711
Wolters Kluwer	290,983	9,039

		197,685

Norway — 1.8%
DnB	3,789,725	66,340
Norsk Hydro (A)	9,868,021	46,178
Seadrill (A)	401,345	4,823
Statoil ADR (A)	1,080,120	20,069
Yara International	50,841	2,557

		139,967

Panama — 0.1%
Copa Holdings, Cl A (A)	88,640	7,560

Peru — 0.2%
Credicorp	108,315	15,288

Philippines — 0.0%
Cebu Air	143,610	277

Poland — 0.1%
Energa	135,995	830
Orange Polska	239,817	663
PGE	937,997	5,133
Polski Koncern Naftowy Orlen	97,237	1,829
Tauron Polska Energia	321,681	408

		8,863

Portugal — 0.1%
Galp Energia, Cl B	236,185	2,776

Description	Shares	Market Value ($ Thousands)
Jeronimo Martins	278,570	$3,822

		6,598

Qatar — 0.1%
Barwa Real Estate	381,136	5,208

Russia — 0.6%
Lukoil ADR	503,500	24,037
Magnit GDR	260,046	13,561
Sistema GDR	164,041	1,247
Yandex, Cl A *	376,100	6,781

		45,626

Singapore — 2.2%
Avago Technologies, Cl A	282,590	41,843
DBS Group Holdings	2,973,000	44,742
Keppel	4,845,100	31,429
Singapore Airlines	99,000	833
Singapore Exchange	116,900	731
United Overseas Bank	1,266,210	21,721
United Overseas Bank ADR	870,200	29,917

		171,216

South Africa — 1.4%
FirstRand	3,076,256	13,147
Liberty Holdings	86,627	1,117
Massmart Holdings	456,356	5,654
Naspers, Cl N	256,094	37,570
Sanlam	1,011,211	5,690
Sasol ADR	937,900	33,267
Standard Bank Group	435,145	5,654
Telkom	1,099,504	6,282

		108,381

South Korea — 3.5%
Daewoo Securities	86,053	1,110
Hanssem	12,948	2,629
Hyundai Mobis	121,451	24,493
Kia Motors	159,632	6,864
Korea Electric Power	13,415	559
Korea Electric Power ADR (A)	1,578,411	32,626
LG.Philips LCD	502,340	13,258
NAVER	20,246	11,125
POSCO	71,992	15,850
Samsung Electronics	65,793	77,592
SK Holdings	60,747	9,812
SK Hynix	1,222,750	56,379
SK Telecom	56,508	12,569

		264,866

Spain — 0.9%
ACS Actividades Construcciones y Servicios	40,267	1,296
Amadeus IT Holding, Cl A	1,039,249	47,210
Inditex	658,495	21,774
Mediaset Espana Comunicacion	134,403	1,688

		71,968

Sweden — 2.4%
Atlas Copco, Cl B	924,563	24,835
Betsson	179,550	2,679
BillerudKorsnas	316,505	5,353
Boliden	129,842	2,778
Electrolux, Cl B	67,995	2,070
Getinge, Cl B	1,214,847	29,305
Holmen, Cl B	15,495	463

4	SEI Institutional Investments Trust / Annual Report / May 31, 2015

SCHEDULE OF INVESTMENTS

World Equity Ex-US Fund

May 31, 2015

Description	Shares	Market Value ($ Thousands)
Husqvarna, Cl B	58,914	$447
Industrivarden, Cl C (A)	167,580	3,334
JM	206,104	5,826
Meda, Cl A	31,819	455
Nordea Bank	2,507,700	32,550
Securitas, Cl B	269,468	3,652
Svenska Cellulosa ADR	663,100	17,387
Svenska Handelsbanken, Cl A	1,903,791	28,610
Swedish Orphan Biovitrum *	120,419	1,818
TeliaSonera	2,584,404	15,200
Volvo, Cl B	729,112	9,447

		186,209

Switzerland — 5.6%
Actelion	367,862	51,240
Adecco	90,782	7,189
Baloise Holding	14,032	1,742
Cie Financiere Richemont	98,528	8,481
Credit Suisse Group ADR (A)	701,096	18,558
Forbo Holding	3,228	3,942
Galenica *	9,583	9,559
Geberit	20,148	7,219
Georg Fischer	8,119	6,123
Helvetia Holding	3,183	1,776
Kaba Holding	2,199	1,376
Lonza Group	151,983	21,267
Nestle	454,399	35,115
Novartis	467,346	47,807
Novartis ADR	407,970	41,911
OC Oerlikon	34,263	438
Roche Holding	280,044	81,993
Swiss Life Holding	88,135	21,068
Swiss Re	143,943	12,878
Zurich Insurance Group ADR	1,469,800	46,990

		426,672

Taiwan — 3.7%
Advanced Semiconductor Engineering	12,596,000	18,057
Advanced Semiconductor Engineering ADR	1,863,544	13,157
AU Optronics	12,408,000	6,812
AU Optronics ADR (A)	5,199,300	28,128
Foxconn Technology	771,000	2,713
Fubon Financial Holding	11,754,949	24,205
Hermes Microvision	57,000	4,503
Hon Hai Precision Industry	7,973,056	25,743
Hon Hai Precision Industry GDR	1,665,009	10,789
Innolux, Cl A	15,521,544	9,608
Inotera Memories *	25,084,172	29,585
Pegatron	4,341,000	12,955
Taishin Financial Holding	1,388,654	602
Taiwan PCB Techvest	948,000	1,429
Taiwan Semiconductor Manufacturing	3,008,000	14,308
Taiwan Semiconductor Manufacturing ADR	3,126,275	75,906
TPK Holding *	490,000	3,257
United Microelectronics	3,643,000	1,650
United Microelectronics ADR	1,211,600	2,726

		286,133

Thailand — 0.0%
Krung Thai Bank	1,480,650	797

Description	Shares	Market Value ($ Thousands)
Thanachart Capital	1,205,600	$1,227

		2,024

Turkey — 1.1%
Akbank	6,182,621	18,418
BIM Birlesik Magazalar	427,973	7,854
Eregli Demir ve Celik Fabrikalari	1,782,965	2,867
KOC Holding ADR	1,358,750	30,327
Tupras Turkiye Petrol Rafinerileri	56,836	1,422
Turkiye Garanti Bankasi	5,199,390	16,465
Turkiye Is Bankasi, Cl C	4,141,133	8,805
Turkiye Vakiflar Bankasi Tao, Cl D	684,727	1,183

		87,341

United Kingdom — 14.0%
3i Group	905,820	7,782
Amlin	1,897,125	14,116
Antofagasta	555,051	6,319
APERAM *	63,218	2,612
ARM Holdings	1,488,355	26,232
ARM Holdings ADR	1,284,691	68,436
Ashtead Group	469,803	8,029
ASOS *	139,251	7,832
Associated British Foods	410,263	18,956
AstraZeneca	40,849	2,726
BAE Systems ADR	1,149,500	36,347
Berkeley Group Holdings	225,214	10,633
BG Group	769,290	13,347
BP PLC ADR	298,340	12,369
British American Tobacco	265,098	14,585
Britvic	359,249	4,016
Burberry Group	313,994	8,121
Capita	984,107	18,801
Centrica	5,629,985	23,849
CSR	64,970	875
Debenhams	1,711,073	2,476
Diageo	1,191,410	33,006
Dixons Carphone	417,130	3,026
DS Smith	309,689	1,678
Experian	923,108	17,551
Halma	365,551	4,259
Hargreaves Lansdown	689,508	13,341
Hays	643,845	1,587
Home Retail Group	1,009,815	2,427
HSBC Holdings	1,679,458	15,958
Hunting	64,030	602
Imperial Tobacco Group	754,442	38,797
Inchcape	157,269	2,028
Indivior *	822,116	2,885
Investec	532,913	4,875
ITV	10,807,748	44,908
Just Eat *	321,990	2,264
Man Group	5,572,547	15,179
Marks & Spencer Group ADR	2,181,000	38,844
Mondi	496,466	11,182
Pace	116,725	734
Persimmon	1,686,282	50,486
Petrofac	520,463	7,188
Playtech	155,100	1,964
Premier Oil	578,008	1,439
Prudential	1,392,902	34,582
QinetiQ	613,518	2,215
Reckitt Benckiser Group	436,427	39,325

5	SEI Institutional Investments Trust / Annual Report / May 31, 2015

SCHEDULE OF INVESTMENTS

World Equity Ex-US Fund

May 31, 2015

Description	Shares/Number of Rights	Market Value ($ Thousands)
Rio Tinto	560,131	$24,411
Rio Tinto ADR (A)	1,058,977	46,351
Rolls-Royce Holdings	620,263	9,446
Royal Dutch Shell, Cl A (GBP)	120,089	3,561
Royal Dutch Shell, Cl A	1,285,909	38,304
Royal Dutch Shell ADR, Cl A	627,200	37,456
RPC Group	75,736	710
Schroders	25,028	1,289
Shire	1,296,792	111,507
Sky	1,154,042	18,579
St. James’s Place	925,337	12,870
Standard Chartered	752,996	12,019
Subsea 7	1,539,965	16,095
Tullow Oil	1,588,442	9,577
Wolseley	420,533	25,932

		1,068,896

United States — 1.6%
Axis Capital Holdings	480,678	26,456
Carnival, Cl A	781,916	36,226
Everest Re Group	242,188	43,960
PriceSmart	115,660	9,431
Signet Jewelers	23,180	2,998
Taro Pharmaceuticals Industries *	13,591	2,021

		121,092

Total Common Stock (Cost $6,339,300) ($ Thousands)		7,213,079

PREFERRED STOCK — 0.9%

Brazil — 0.5%
Banco Bradesco	641,880	5,688
Cia Energetica de Minas Gerais	645,654	2,896
Cia Paranaense de Energia	44,700	463
Itau Unibanco Holding	1,029,650	11,126
Itau Unibanco Holding ADR	776,631	8,310
Telefonica Brasil	568,400	7,969

		36,452

Germany — 0.4%
Porsche Automobil Holding	20,686	1,824
Volkswagen	136,417	33,053

		34,877

Total Preferred Stock (Cost $79,752) ($ Thousands)		71,329

RIGHTS — 0.0%

Brazil — 0.0%
CETIP - Mercados Organizados, Expires 06/10/15*	1	—

United Kingdom — 0.0%
Just Eat, Expires 06/08/15*	59,628	32

Total Rights (Cost $—) ($ Thousands)		32

AFFILIATED PARTNERSHIP — 4.5%
SEI Liquidity Fund, L.P.
0.060% ** †(B)	347,864,814	347,865

Total Affiliated Partnership (Cost $347,865) ($ Thousands)		347,865

Description	Shares/Face Amount (Thousands)(1)	Market Value ($ Thousands)
CASH EQUIVALENT — 2.1%
SEI Daily Income Trust, Prime Obligation Fund, Cl A
0.010% ** †	159,793,968	$159,794

Total Cash Equivalent (Cost $159,794) ($ Thousands)		159,794

U.S. TREASURY OBLIGATIONS (C)(D) — 0.2%
U.S. Treasury Bills
0.010%, 08/20/2015	11,500	11,500
0.010%, 08/27/2015	1,200	1,200

Total U.S. Treasury Obligations (Cost $12,699) ($ Thousands)		12,700

TIME DEPOSITS — 1.9%
Brown Brothers Harriman
5.800%, 06/01/2015 ZAR	22,339	1,836
2.650%, 06/01/2015 NZD	—	—
1.250%, 06/01/2015 AUD	190	145
0.427%, 06/01/2015 NOK	9,408	1,207
0.100%, 06/01/2015 CAD	628	503
0.100%, 06/01/2015 SGD	38	28
0.079%, 06/01/2015 GBP	3,406	5,198
0.030%, 06/01/2015	124,718	124,718
0.005%, 06/01/2015 HKD	11,299	1,458
0.005%, 06/01/2015 JPY	18,388	148
(0.211)%, 06/01/2015 EUR	5,066	5,554
(0.400)%, 06/01/2015 SEK	—	—
(1.000)%, 06/01/2015 CHF	1,133	1,201
(1.050)%, 06/01/2015 DKK	1	—

Total Time Deposits (Cost $141,996) ($ Thousands)		141,996

Total Investments — 104.0% (Cost $7,081,406) ($ Thousands)		$7,946,795

A list of the open futures contracts held by the Fund at May 31, 2015, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Appreciation (Depreciation) ($Thousands)
Euro-Stoxx	1,614	Jun-2015	$26
FTSE 100 Index	434	Jun-2015	191
Hang Seng Index	46	Jun-2015	(142)
S&P TSX 60 Index	125	Jun-2015	(210)
SPI 200 Index	147	Jun-2015	62
Topix Index	310	Jun-2015	2,000

			$1,927

For the year ended May 31, 2015, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $7,644,844 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2015.

†	Investment in Affiliated Security (see Note 6).

(1)	In U.S. dollars unless otherwise indicated.

6	SEI Institutional Investments Trust / Annual Report / May 31, 2015

SCHEDULE OF INVESTMENTS

World Equity Ex-US Fund

May 31, 2015

(A)	This security or a partial position of this security is on loan at May 31, 2015. The total market value of securities on loan at May 31, 2015 was $326,306 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of May 31, 2015 was $347,865 ($ Thousands).

(C)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

(D)	The rate reported is the effective yield at time of purchase.

(E)	Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total market value of such securities as of May 31, 2015 was $13,109 ($ Thousands) and represented 0.2% of Net Assets.

ADR — American Depositary Receipt

AUD — Australian Dollar

CAD — Canadian Dollar

CHF — Swiss Franc

Cl — Class

DKK — Danish Krone

EUR — Euro

FTSE — Financial Times and Stock Exchange

GBP — British Pound Sterling

GDR — Global Depositary Receipt

HKD — Hong Kong Dollar

JPY — Japanese Yen

L.P. — Limited Partnership

NOK — Norwegian Krone

NZD — New Zealand Dollar

PLC — Public Limited Company

S&P — Standard & Poor’s

SEK — Swedish Krona

SGD — Singapore Dollar

SPI — Share Price Index

TSX — Toronto Stock Exchange

ZAR — South African Rand

The following is a list of the level of inputs used as of May 31, 2015, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3(1)	Total
Common Stock	$7,199,966	$—	$13,113	$7,213,079
Preferred Stock	71,329	—	—	71,329
Rights	32	—	—	32
Affiliated Partnership	—	347,865	—	347,865
Cash Equivalent	159,794	—	—	159,794
U.S. Treasury Obligations	—	12,700	—	12,700
Time Deposits	—	141,996	—	141,996

Total Investments in Securities	$7,431,121	$502,561	$13,113	$7,946,795

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$2,279	$—	$—	$2,279
Unrealized Depreciation	(352)	—	—	(352)

Total Other Financial Instruments	$1,927	$—	$—	$1,927

(1)	A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets.

*	Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended May 31, 2015, there were transfers between Level 1 and Level 2 assets and liabilities. The primary reason for changes in the classifications between Levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded.

For the year ended May 31, 2015, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

7	SEI Institutional Investments Trust / Annual Report / May 31, 2015

SCHEDULE OF INVESTMENTS

Screened World Equity Ex-US Fund

May 31, 2015

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 94.3%

Argentina — 0.5%
MercadoLibre	2,800	$406

Australia — 2.9%
Australia & New Zealand Banking Group	16,376	416
BGP Holdings *	4,500	—
BHP Billiton ADR	6,122	273
Brambles	27,367	240
Caltex Australia	10,691	276
Cochlear	2,729	185
Collins Foods	16,130	33
Commonwealth Bank of Australia	6,914	450
Godfreys Group *	5,255	14
Hansen Technologies	6,622	13
Insurance Australia Group	40,750	177
Objective Corporation	5,533	8
South32 *	194	—
South32 ADR *	2,449	20
Telstra	38,090	181
Treasury Wine Estates	29,363	121
Watpac	21,979	14

		2,421

Austria — 2.1%
Austria Technologie & Systemtechnik	3,347	57
Conwert Immobilien Invest	17,356	233
Erste Group Bank	11,712	339
OMV	8,837	251
Porr Ag	1,041	68
Schoeller-Bleckmann Oilfield Equipment	4,846	321
Strabag	1,435	34
UBM Development	435	19
Voestalpine	10,115	420
Wienerberger	1,053	17

		1,759

Belgium — 0.4%
Anheuser-Busch InBev	2,600	312
Jensen-Group	478	10
Sioen Industries	1,719	26
TER Beke	86	7

		355

Brazil — 1.5%
Banco Bradesco ADR	22,680	200
Banco do Brasil	46,100	330
CETIP—Mercados Organizados	9,900	103
Embraer ADR	5,925	179
Qualicorp	36,600	220
Telefonica Brasil ADR	13,097	184

		1,216

Canada — 5.2%
Bank of Nova Scotia	300	16
Canadian National Railway	4,400	260
Canfor Pulp Products	13,500	170
Cascades	2,300	14
Cervus Equipment	350	5
Chorus Aviation, Cl A	5,140	26
Cipher Pharmaceuticals *	16,500	162
Cogeco	1,700	71
Cogeco Cable	1,000	53
Constellation Software	493	201

Description	Shares	Market Value ($ Thousands)
Dominion Diamond	5,600	$104
Fairfax Financial Holdings	804	403
High Arctic Energy Services	1,529	5
Magellan Aerospace	1,300	18
Magna International, Cl A	8,600	492
North American Energy Partners	908	3
OceanaGold	17,900	43
Reitmans Canada, Cl A	23,900	122
Restaurant Brands International	4,600	177
Ritchie Bros Auctioneers	5,171	146
Rogers Communications, Cl B	5,428	186
Royal Bank of Canada	4,400	279
Strad Energy Services	29,908	68
Suncor Energy	7,000	204
Supremex	10,700	43
Toronto-Dominion Bank	10,400	451
Transat AT, Cl A *	1,300	8
Transcontinental, Cl A	10,500	154
Valeant Pharmaceuticals International *	760	180
Vecima Networks	3,100	27
Wesdome Gold Mines *	20,300	18
WestJet Airlines, Cl A	1,135	25
Yellow Pages *	11,633	179
ZCL Composites	900	5

		4,318

Chile — 0.1%
Enersis ADR	2,614	44

China — 4.1%
Agricultural Bank of China	385,000	209
Alibaba Group Holding ADR *	1,993	178
Anhui Conch Cement	100,500	421
ANTA Sports Products	63,000	146
Baidu ADR *	1,800	355
Bank of China	323,000	215
Bitauto Holdings ADR *	2,614	158
China Construction Bank	36,000	36
China Oilfield Services	219,800	408
China Telecom	8,000	5
Industrial & Commercial Bank of China	391,000	341
Mindray Medical International ADR	11,971	323
Ping An Insurance Group of China	3,500	52
Vipshop Holdings ADR *	1,860	47
Want Want China Holdings	134,000	151
Weichai Power	100,200	375

		3,420

Colombia — 0.3%
Bancolombia ADR, Cl R	5,491	224

Czech Republic — 0.3%
Komercni Banka	1,136	244

Denmark — 2.1%
Danske Bank	4,790	140
DSV	8,421	293
Genmab *	1,712	150
Novo Nordisk, Cl B	8,716	486
Novozymes, Cl B	5,224	251
Pandora	3,090	310
Vestas Wind Systems	3,320	169

		1,799

1	SEI Institutional Investments Trust / Annual Report / May 31, 2015

SCHEDULE OF INVESTMENTS

Screened World Equity Ex-US Fund

May 31, 2015

Description	Shares	Market Value ($ Thousands)
Finland — 2.0%
Atria, Cl A	10,693	$105
Cramo	2,440	53
HKScan, Cl A	6,711	41
Kone, Cl B	6,295	264
Neste Oil	13,023	329
Orion, Cl B	138	5
Sampo, Cl A	4,669	220
Stora Enso, Cl R	25,305	264
Tieto	674	15
UPM-Kymmene	9,844	176
Valmet	14,923	167

		1,639

France — 3.7%
Boiron	670	69
Burelle	141	101
Caisse Regionale de Credit Agricole Mutuel Brie Picardie	144	4
Cegedim *	1,273	50
Cegid Group	1,826	81
Credit Agricole Loire Haute-Loire	140	12
Credit Agricole Toulouse	377	41
Credit Industriel et Commercial	40	8
Derichebourg *	31,217	107
Edenred	6,024	152
Essilor International	3,590	438
EuropaCorp *	2,531	15
Faurecia	1,980	89
Groupe Fnac *	3,005	201
Groupe Guillin	173	36
Infotel	178	6
Ipsen	2,948	157
Lafarge	3,977	280
Le Belier	126	4
Linedata *	339	10
Natixis	6,100	46
Plastivaloire	349	18
PSB Industries	84	4
Societe Generale	6,940	324
Sodexo	3,326	343
Tessi	178	18
UBISOFT Entertainment *	9,335	168
Valeo	1,640	261
Vetoquinol	765	30

		3,073

Germany — 3.0%
Allianz	1,470	230
BASF	3,726	344
Brenntag	3,383	204
Constantin Medien *	9,520	18
Continental	945	218
Deutsche Boerse	4,981	398
Deutsche Lufthansa	16,667	234
FRoSTA	447	17
Hannover Rueck	276	27
Hornbach Baumarkt	922	37
Koenig & Bauer	1,522	32
Leifheit	72	4
MTU Aero Engines	1,457	139
Nordex *	250	6
Patrizia Immobilien *	4,803	99
SAP	3,968	293

Description	Shares	Market Value ($ Thousands)
TUI	256	$5
Ultrasonic *	1,032	—
United Internet	2,450	114
VERBIO Vereinigte BioEnergie *	32,474	112

		2,531

Hong Kong — 3.1%
1010 Printing Group	158,180	27
Champion Technology Holdings	72,000	2
Cheung Kong Property Holdings *(A)	15,000	91
China Mobile	38,500	507
Chuang’s Consortium International	132,000	20
CK Hutchison Holdings	15,000	234
EcoGreen International Group	370,000	149
Hang Seng Bank	13,600	273
Hong Kong Exchanges and Clearing	13,800	531
Hong Kong Ferry Holdings	46,000	74
Keck Seng Investments	8,000	8
Liu Chong Hing Investment	46,000	61
Luen Thai Holdings	39,000	8
Orient Overseas International	79,000	438
Rykadan Capital	590,000	114
Shun Ho Technology Holdings *	38,000	17
Wing On International	12,111	45

		2,599

India — 1.6%
HDFC Bank ADR	9,375	559
ICICI Bank ADR	50,443	532
Tata Motors ADR	7,382	283

		1,374

Indonesia — 0.8%
Asahimas Flat Glass	2,500	1
Astra Graphia	22,100	4
Bank Negara Indonesia Persero	256,100	133
Bank Rakyat Indonesia Persero	312,100	278
Indofood Sukses Makmur	372,700	206
Samudera Indonesia	5,400	4
Telekomunikasi Indonesia Persero	104,000	22

		648

Ireland — 2.3%
CRH	10,279	287
ICON *	14,516	942
James Hardie Industries	20,418	276
Ryanair Holdings ADR	6,233	415

		1,920

Israel — 0.3%
El Al Israel Airlines *	202,512	48
Teva Pharmaceutical Industries ADR	2,680	161

		209

Italy — 1.2%
Caltagirone	3,934	10
Danieli & C Officine Meccaniche	145	3
El.En.	704	30
Exor	4,444	221
Fiat Chrysler Automobiles *	22,086	352
FinecoBank Banca Fineco	9,020	68
La Doria	7,970	117
Saras *	120,182	199
Servizi Italia	5,874	30

		1,030

2	SEI Institutional Investments Trust / Annual Report / May 31, 2015

SCHEDULE OF INVESTMENTS

Screened World Equity Ex-US Fund

May 31, 2015

Description	Shares	Market Value ($ Thousands)
Japan — 11.6%
Aderans Holdings	4,800	$43
Aichi Bank	200	10
Alps Logistics	600	8
Arata	9,000	27
Asahi Broadcasting	8,800	71
AT-Group	4,000	83
Central Security Patrols	1,200	13
Central Sports	700	13
Chubu Shiryo *	1,600	12
Coco’s Japan	600	9
Computer Engineering & Consulting	8,400	67
Daito Trust Construction	1,500	167
Daiwa Securities Group	34,000	270
Denso	20,100	1,055
Dowa Holdings	12,000	108
FANUC	1,200	266
Fast Retailing	700	289
Fuji Heavy Industries	1,900	72
Fujitsu	16,000	90
G-7 Holdings	6,400	71
Haruyama Trading	2,700	17
Haseko	26,800	314
Hitachi	56,000	384
Hokkaido Coca-Cola Bottling	3,000	16
Hokko Chemical Industry	11,000	42
Hokuriku Gas	13,000	30
Itochu	9,600	130
Japan Airlines	14,700	506
Japan Exchange Group	13,500	412
Kawasumi Laboratories	2,300	18
Keiyo Gas	1,000	5
Kitamura	2,500	16
Komatsu	3,700	78
Kyowa Leather Cloth	2,600	21
Marubeni	35,500	208
Marukyo	2,000	13
Maruzen—General Commercial Kitchen Appliances & Equipment	4,000	35
Matsui Construction	12,000	65
Mitsubishi UFJ Financial Group	24,100	179
Mitsui Sumitomo Insurance Group Holdings	5,500	171
Mitsui Trust Holdings	58,000	266
Nakano	6,900	29
NDS	7,000	18
Nichiban *	2,000	8
NIFTY	600	7
Nihon Yamamura Glass *	21,000	34
Nippon Steel & Sumitomo Metal	124,000	342
Nippon Telegraph & Telephone	6,700	468
Nisshin Fudosan	8,500	32
Nissin Sugar	2,200	46
OKUMA	5,000	55
Pigeon	4,200	110
Pronexus	2,800	17
Rakuten	23,100	380
San-Ai Oil	7,691	52
Secom	8,600	576
Shimano	1,900	271
Shobunsha Publications	1,300	9

Description	Shares	Market Value ($ Thousands)
SMC	1,200	$364
Soda Nikka	1,700	8
ST	2,000	18
Sumitomo Densetsu	300	4
Sumitomo Metal Mining	6,000	93
Tera Probe	2,400	27
T-Gaia	1,900	26
Togami Electric Manufacturing	3,000	13
Toyota Motor	13,600	943
Yachiyo Industry	2,000	17
Yamae Hisano	600	5
Yonekyu	600	9
Zenkoku Hosho	2,400	81

		9,732

Malaysia — 0.2%
Malaysian Pacific Industries	41,200	77
Tenaga Nasional	18,600	68

		145

Mexico — 1.0%
America Movil, Ser L	240,285	252
America Movil ADR, Ser L	3,532	74
Gruma, Ser B	3,651	48
Grupo Financiero Inbursa, Cl O	34,789	79
Industrias Bachoco	53,147	254
Industrias Bachoco ADR	2,630	151

		858

Netherlands — 3.1%
AerCap Holdings *	5,800	280
Core Laboratories	5,475	643
DOCdata	492	11
Heineken Holding	4,328	301
ING Groep	288	5
KAS Bank	5,223	64
Nederland Apparatenfabriek	1,164	41
SNS Reaal *	1,762	1
Unilever	25,424	1,082
Wolters Kluwer	4,930	153

		2,581

New Zealand — 0.6%
Air New Zealand	8,185	17
Fletcher Building	34,093	213
Spark New Zealand	134,845	265
Tourism Holdings	3,995	5

		500

Norway — 1.7%
DnB	56,268	985
Havyard Group	1,481	3
Norsk Hydro	65,913	308
Seadrill	7,399	89
Yara International	1,450	73

		1,458

Panama — 0.2%
Copa Holdings, Cl A	1,636	140

Peru — 0.2%
Credicorp	1,162	164

Philippines — 0.1%
Cebu Air	2,290	4
San Miguel	44,210	65
Top Frontier Investment Holdings *	13,200	26

		95

3	SEI Institutional Investments Trust / Annual Report / May 31, 2015

SCHEDULE OF INVESTMENTS

Screened World Equity Ex-US Fund

May 31, 2015

Description	Shares	Market Value ($ Thousands)
Poland — 0.3%
ComArch *	266	$10
PGE	36,075	197
Polish Oil & Gas	12,652	21
Tauron Polska Energia	35,607	45
Zespol Elektrowni Patnow Adamow Konin	712	5

		278

Portugal — 0.2%
Galp Energia, Cl B	4,787	56
Jeronimo Martins	7,770	107
Portucel	4,792	20

		183

Qatar — 0.2%
Barwa Real Estate	10,982	150

Russia — 0.5%
Magnit GDR	547	28
Magnit PJSC GDR	4,122	215
Surgutneftegas ADR	3,407	21
Yandex, Cl A *	7,100	128

		392

Singapore — 1.6%
DBS Group Holdings	28,900	435
Frencken Group	50,000	7
Golden Agri-Resources	8,000	3
GP Batteries International	11,708	8
Lantrovision Singapore	21,100	8
NatSteel	12,700	14
New Toyo International Holdings	112,000	21
Oversea-Chinese Banking	22,900	173
QAF	6,792	6
United Industrial	100,000	253
United Overseas Bank	22,000	377

		1,305

South Africa — 2.1%
Cashbuild	614	14
FirstRand	124,118	531
Hulamin	24,184	13
Massmart Holdings	8,683	108
Naspers, Cl N	4,539	666
Sanlam	30,736	173
Standard Bank Group	7,111	92
Telkom	29,987	171

		1,768

South Korea — 3.6%
Hanssem	350	71
Hyundai Mobis	2,024	408
Korea Electric Power	1,674	70
LG.Philips LCD	510	14
NAVER	360	198
POSCO	1,163	256
Samsung Electronics	1,162	1,370
SK Hynix	9,239	426
SK Telecom	991	220
YESCO	577	20

		3,053

Spain — 1.3%
Amadeus IT Holding, Cl A	15,987	726
Inditex	11,730	388

		1,114

Description	Shares	Market Value ($ Thousands)
Sweden — 2.8%
Atlas Copco, Cl B	16,572	$445
Betsson	5,055	75
BillerudKorsnas	9,170	155
Biotage	26,437	57
Boliden	7,501	161
Catella	21,753	41
Fastighets Balder, Cl B *	1,442	24
Getinge, Cl B	19,628	473
Lundbergforetagen, Cl B	4,181	191
Proact IT Group	1,997	27
Probi	957	16
Svenska Handelsbanken, Cl A	34,152	513
Volvo, Cl B	12,944	168

		2,346

Switzerland — 4.5%
Adecco	2,530	200
Cie Financiere Richemont	1,807	156
Credit Suisse Group ADR	11,327	300
Geberit	570	204
Highlight Communications	7,326	36
Nestle	8,081	624
Novartis	2,850	292
Novartis ADR	6,591	677
Roche Holding	2,724	798
Siegfried Holding	1,124	204
Swiss Life Holding	31	7
Swiss Re	2,950	264
Tamedia	129	21

		3,783

Taiwan — 3.4%
Advanced Semiconductor Engineering	204,000	293
Advanced Semiconductor Engineering ADR	32,727	231
AU Optronics ADR	14,611	79
Hermes Microvision	1,000	79
Hon Hai Precision Industry	100,097	323
Hon Hai Precision Industry GDR	54,499	353
Pegatron	3,633	11
Taiwan Semiconductor Manufacturing	59,000	281
Taiwan Semiconductor Manufacturing ADR	47,091	1,143
TPK Holding *	14,000	93

		2,886

Thailand — 0.0%
PTT	400	4
Thai Vegetable Oil	38,900	26

		30

Turkey — 1.1%
Akbank	99,890	298
BIM Birlesik Magazalar	7,799	143
Is Yatirim Menkul Degerler	44,696	20
Soda Sanayii	26,484	59
Turkiye Garanti Bankasi	84,005	266
Turkiye Is Bankasi, Cl C	80,913	172

		958

United Kingdom — 14.7%
3i Group	25,250	217
Amlin	33,259	247
Antofagasta	10,613	121
ARM Holdings	26,394	465

4	SEI Institutional Investments Trust / Annual Report / May 31, 2015

SCHEDULE OF INVESTMENTS

Screened World Equity Ex-US Fund

May 31, 2015

Description	Shares	Market Value ($ Thousands)
ARM Holdings ADR	20,756	$1,106
Ashtead Group	13,100	224
ASOS *	2,562	144
Associated British Foods	9,394	434
AstraZeneca	6,447	430
Berkeley Group Holdings	6,290	297
BG Group	13,347	232
BHP Billiton	194	4
BP	21,255	146
BP PLC ADR	5,984	248
British American Tobacco	4,854	267
British Polythene Industries	1,644	17
Britvic	10,025	112
Burberry Group	5,666	147
Capita	17,477	334
Cenkos Securities	9,445	27
Character Group *	1,714	11
CML Microsystems	2,278	12
CSR ADR	1,161	63
Dart Group	7,297	46
Dechra Pharmaceuticals	610	10
Diageo	19,249	533
Dixons Carphone	11,640	84
entu UK	3,698	8
Experian	16,394	312
Gem Diamonds	2,656	6
Greggs	1,752	32
Halma	10,200	119
Hargreaves Lansdown	12,407	240
Hargreaves Services	1,346	8
HSBC Holdings	61,573	585
Impellam Group	683	8
Indivior *	4,527	16
ISG	6,403	15
Just Eat *	8,980	63
Man Group	41,470	113
Mondi	1,927	43
NWF Group *	20,576	43
Persimmon	9,030	270
Prudential	30,062	746
Rio Tinto	10,091	440
Rio Tinto ADR	8,836	387
RM	1,976	4
Rolls-Royce Holdings	11,606	177
Schroders	363	19
Shire	14,843	1,276
Shoe Zone	5,464	16
St. Ives	2,512	7
St. James’s Place	16,271	226
Standard Chartered	13,250	212
Subsea 7	24,881	260
Trinity Mirror	6,418	15
Tullow Oil	28,480	172
Vodafone Group ADR	289	11
Wolseley	8,629	532
Xchanging	2,560	5

		12,364

United States — 1.8%
Carnival, Cl A	12,633	585
Everest Re Group	3,913	710
PriceSmart	2,055	168
Signet Jewelers	660	85

Description	Shares/Face Amount ($ Thousands)/ Number of Rights	Market Value ($ Thousands)
		$1,548

Total Common Stock (Cost $74,350) ($ Thousands)		79,060

PREFERRED STOCK — 1.1%

Brazil — 1.1%
Banco Bradesco	37,680	334
Centrais Eletricas Santa Catarina	8,800	43
Itau Unibanco Holding	42,510	459
Itau Unibanco Holding ADR	13,929	149

		985

Germany — 0.0%
Einhell Germany	165	6
Hornbach Holding	312	27
Westag & Getalit	305	7

		40

Total Preferred Stock (Cost $1,321) ($ Thousands)		1,025

RIGHTS * — 0.0%

Brazil — 0.0%
CETIP—Mercados Organizados, Expires 06/10/2015	—	—

Italy — 0.0%
UnipolSai ‡	32	—
UnipolSai ‡	32	—

		—

United Kingdom — 0.0%
Just Eat, Expires 06/08/2015	2	1

Total Rights (Cost $—) ($ Thousands)		1

U.S. TREASURY OBLIGATION (B)(C) — 0.0%
U.S. Treasury Bills 0.109%, 02/04/2016	$16	16

Total U.S. Treasury Obligation (Cost $16) ($ Thousands)		16

CASH EQUIVALENT — 0.4%
SEI Daily Income Trust, Prime Obligation Fund
0.010% **†	296,201	296

Total Cash Equivalent (Cost $296) ($ Thousands)		296

5	SEI Institutional Investments Trust / Annual Report / May 31, 2015

SCHEDULE OF INVESTMENTS

Screened World Equity Ex-US Fund

May 31, 2015

Description	Face Amount (Thousands)(1)		Market Value ($ Thousands)
TIME DEPOSITS — 2.5%
Brown Brothers Harriman
5.800%, 06/01/2015	ZAR	455	$38
2.650%, 06/01/2015	NZD	2	1
1.250%, 06/01/2015	AUD	60	46
0.427%, 06/01/2015	NOK	100	13
0.100%, 06/01/2015	CAD	16	13
0.100%, 06/01/2015	SGD	13	9
0.079%, 06/01/2015	GBP	65	100
0.030%, 06/01/2015		1,611	1,611
0.005%, 06/01/2015	HKD	125	16
0.005%, 06/01/2015	JPY	4,565	37
(0.211)%, 06/01/2015	EUR	104	114
(0.400)%, 06/01/2015	SEK	95	11
(1.000)%, 06/01/2015	CHF	48	51
(1.050)%, 06/01/2015	DKK	87	13

Total Time Deposits (Cost $2,073) ($ Thousands)			2,073

Total Investments — 98.3% (Cost $78,056) ($ Thousands)			$82,471

A list of the open futures contracts held by the Fund at M ay 31, 2015, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
Euro-Stoxx	9	Jun-2015	$(1)
FTSE 100 Index	3	Jun-2015	(1)
SPI 200 Index	1	Jun-2015	—
Topix Index	2	Jun-2015	7

			$5

For the year ended May 31, 2015, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $83,879 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2015.

†	Investment in Affiliated Security (see Note 6).

‡	Expiration date unavailable.

(1)	In U.S. dollars unless otherwise indicated.

(A)	Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total market value of such securities as of May 31, 2015 was $91 ($ Thousands) and represented 0.1% of Net Assets.

(B)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

(C)	The rate reported is the effective yield at time of purchase.

ADR — American Depositary Receipt

AUD — Australian Dollar

CAD — Canadian Dollar

CHF — Swiss Franc

Cl — Class

DKK — Danish Krone

EUR — Euro

FTSE — Financial Times and Stock Exchange

GBP — British Pound Sterling

GDR — Global Depositary Receipt

HKD — Hong Kong Dollar

JPY — Japanese Yen

NOK — Norwegian Krone

NZD — New Zealand Dollar

PLC — Public Limited Company

S&P — Standard & Poor’s

SEK — Swedish Krona

SGD — Singapore Dollar

SPI — Share Price Index

Ser — Series

ZAR — South African Rand

The following is a list of the level of inputs used as of May 31, 2015, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3(1)	Total
Common Stock	$78,968	$1	$91	$79,060
Preferred Stock	1,025	—	—	1,025
Rights	1	—	—	1
U.S. Treasury Obligation	—	16	—	16
Cash Equivalent	296	—	—	296
Time Deposits	—	2,073	—	2,073

Total Investments in Securities	$80,290	$2,090	$91	$82,471

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$7	$—	$—	$7
Unrealized Depreciation	(2)	—	—	(2)

Total Other Financial Instruments	$5	$—	$—	$5

(1)	A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets.

*	Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended May 31, 2015, there were transfers between Level 1 and Level 2 assets and liabilities. The primary reason for changes in the classifications between Levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded.

For the year ended May 31, 2015, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

6	SEI Institutional Investments Trust / Annual Report / May 31, 2015

SCHEDULE OF INVESTMENTS

Emerging Markets Equity Fund

May 31, 2015

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 71.6%

Argentina — 1.5%
Banco Macro ADR	15,910	$788
Cresud SACIF y A ADR *	38,927	516
Grupo Financiero Galicia ADR	72,296	1,448
MercadoLibre	26,465	3,841
Telecom Argentina ADR	11,920	234
YPF ADR	80,344	2,231

		9,058

Botswana — 0.0%
Sechaba Breweries	75,550	217

Brazil — 3.9%
Ambev	193,100	1,113
Ambev ADR	435,090	2,502
B2W Cia Digital *	67,300	519
Banco do Brasil	146,500	1,049
BB Seguridade Participacoes	41,700	439
BR Malls Participacoes	25,100	119
BRF ADR	92,115	1,862
Cia de Saneamento Basico do Estado de Sao Paulo ADR	72,541	421
Cielo	40,560	512
Cosan Industria e Comercio (Brazil)	25,300	197
Cyrela Brazil Realty Empreendimentos e Participacoes	89,200	308
EcoRodovias Infraestrutura e Logistica	98,500	234
Embraer ADR	68,420	2,061
Estacio Participacoes	32,300	187
Even Construtora e Incorporadora	298,900	355
Ez Tec Empreendimentos e Participacoes	24,299	126
JBS	843,900	4,116
Light	87,900	470
Lojas Americanas	36,800	144
Lojas Renner	19,100	646
M Dias Branco	12,800	349
Petroleo Brasileiro ADR, Cl A *	239,300	1,850
Porto Seguro	42,400	486
Raia Drogasil	25,800	292
SLC Agricola	42,000	207
TOTVS	186,400	2,239
Vale ADR, Cl B	16,400	87

		22,890

Canada — 0.3%
Africa Oil *	258,700	543
Bankers Petroleum *	124,426	303
Canacol Energy *	129,441	303
Gran Tierra Energy *	272,560	793

		1,942

Chile — 0.7%
Banco de Chile	6,805,271	783
Banco Santander Chile	16,057,746	864
Cencosud	178,001	451
Empresas COPEC	17,936	205

Description	Shares	Market Value ($ Thousands)
Forus	107,300	$397
Parque Arauco	359,880	696
Vina Concha y Toro	276,275	533

		3,929

China — 10.2%
Agricultural Bank of China	1,550,000	842
Bank of China	11,232,000	7,462
Bank of Chongqing	925,000	922
BYD Electronic International	504,500	824
Changyou.com ADR *	17,400	542
China CITIC Bank	152,000	129
China Communications Construction	1,413,000	2,443
China Construction Bank	4,543,000	4,566
China Everbright Bank	3,292,000	2,089
China Life Insurance	275,000	1,321
China Minsheng Banking	216,000	298
China Petroleum & Chemical	618,000	545
China Petroleum & Chemical ADR	8,800	771
China Railway Construction	730,500	1,347
China Railway Group	1,086,000	1,404
China Shenhua Energy	266,500	655
Ctrip.com International ADR *	39,300	3,139
Datang International Power Generation	1,064,000	623
Dongfeng Motor Group	26,000	43
Evergrande Real Estate Group	1,113,000	725
Fufeng Group	995,000	817
Great Wall Motor	283,500	1,830
Guangzhou R&F Properties	836,000	980
Huaneng Power International	714,000	956
Industrial & Commercial Bank of China	4,014,000	3,495
JA Solar Holdings ADR *	45,400	385
Jiangnan Group	2,780,000	861
Jiangsu Expressway	548,000	763
Jiangxi Copper	390,000	774
Kingdee International Software Group	1,116,000	893
Maanshan Iron & Steel *	1,632,000	642
NetEase ADR	6,500	919
PetroChina	750,000	889
PetroChina ADR	800	95
PICC Property & Casualty	74,000	170
Qunar Cayman Islands ADR *	58,435	2,576
Sihuan Pharmaceutical Holdings Group	27,000	15
Sinopec Engineering Group	362,500	356
Sinopharm Group	197,200	941
Tencent Holdings	303,200	6,090
Tsingtao Brewery	244,000	1,565
WuXi PharmaTech Cayman ADR *	35,495	1,527
Zhejiang Expressway	1,312,000	2,045

		60,274

Colombia — 1.1%
Bancolombia	36,850	356
Bancolombia ADR, Cl R	52,265	2,129
Canacol Energy *	47,490	110
Constructora Conconcreto	118,520	52
Ecopetrol	1,114,202	797
Ecopetrol ADR	22,920	332

1	SEI Institutional Investments Trust / Annual Report / May 31, 2015

SCHEDULE OF INVESTMENTS

Emerging Markets Equity Fund

May 31, 2015

Description	Shares	Market Value ($ Thousands)
Empresa de Telecomunicaciones de Bogota	1,313,720	$267
Financiera Colombiana	22,780	328
Financiera Colombiana ADR	12,420	333
Grupo Aval Acciones y Valores	1,021,100	507
Grupo Aval Acciones y Valores ADR	150,242	1,511

		6,722

Czech Republic — 0.4%
CEZ	53,187	1,323
Komercni Banka	3,795	814

		2,137

Egypt — 0.7%
Commercial International Bank Egypt GDR	395,662	2,706
Edita Food Industries SAE GDR *(A)	6,817	120
Global Telecom Holding SAE GDR *	59,420	111
Integrated Diagnostics Holdings *	219,277	1,309

		4,246

Georgia — 0.1%
Bank of Georgia Holdings	14,250	406

Greece — 0.1%
FF Group	15,100	412
Hellenic Telecommunications Organization	29,123	258

		670

Hong Kong — 4.3%
Belle International Holdings	285,000	364
China Everbright	330,000	1,313
China Machinery Engineering	303,000	404
China Mobile	150,500	1,982
China Mobile ADR	57,900	3,807
China Taiping Insurance Holdings *	153,600	626
China Traditional Chinese Medicine *	830,000	707
CNOOC	502,000	785
EVA Precision Industrial Holdings	2,832,000	881
Far East Horizon	351,000	341
Guotai Junan International Holdings	774,000	1,486
Huabao International Holdings	782,000	755
KWG Property Holding	1,051,500	1,004
Lenovo Group	26,000	41
Nanjing Sinolife United	908,000	463
Poly Property Group	1,837,000	1,012
Shenzhen International Holdings	248,500	443
Shenzhen Investment	2,470,000	1,338
Sinosoft Technology Group	592,000	563
Skyworth Digital Holdings	1,738,000	1,661
Sun Hung Kai	674,000	685
Sunac China Holdings	658,000	773
Sunny Optical Technology Group	270,000	593
Wasion Group Holdings	768,000	1,191

Description	Shares	Market Value ($ Thousands)
Wynn Macau	708,800	$1,337
Xinyi Solar Holdings	1,668,000	781

		25,336

Hungary — 0.1%
Magyar Telekom Telecommunications	249,655	368

India — 2.1%
Dr Reddy’s Laboratories ADR	108,860	6,034
ICICI Bank ADR	236,900	2,502
Infosys ADR	30,100	959
Tata Motors ADR	80,200	3,072

		12,567

Indonesia — 3.3%
Ace Hardware Indonesia	6,572,000	343
Adhi Karya Persero	2,529,900	479
Alam Sutera Realty	7,425,500	337
Astra International	586,900	324
Bank Central Asia	1,146,727	1,225
Bank Negara Indonesia Persero	4,402,800	2,289
Bank Rakyat Indonesia Persero	2,388,000	2,126
Indocement Tunggal Prakarsa	791,426	1,341
Indofood Sukses Makmur	1,599,300	883
Kalbe Farma	15,937,000	2,217
Malindo Feedmill	2,938,500	414
Matahari Department Store	339,500	448
Media Nusantara Citra	1,003,500	156
Mitra Adiperkasa	638,600	280
Pakuwon Jati	33,244,061	1,111
Pan Brothers	7,176,500	288
Panin Financial *	17,635,500	405
Perusahaan Gas Negara Persero	1,468,000	477
Surya Citra Media	5,715,000	1,336
Telekomunikasi Indonesia Persero	2,666,900	574
Tower Bersama Infrastructure	3,093,500	2,205

		19,258

Ivory Coast — 0.0%
Cie Ivoirienne D Elect	1,376	159

Jersey — 0.1%
WNS Holdings ADR *	11,452	302

Kazakhstan — 0.2%
KazMunaiGas Exploration Production GDR	27,581	290
KCell GDR	135,361	1,179

		1,469

Kenya — 0.2%
ARM Cement	293,010	219
Barclays Bank of Kenya	1,679,060	264
East African Breweries	81,510	251
Equity Group Holdings	543,690	264
Safaricom	1,561,350	254

		1,252

2	SEI Institutional Investments Trust / Annual Report / May 31, 2015

SCHEDULE OF INVESTMENTS

Emerging Markets Equity Fund

May 31, 2015

Description	Shares	Market Value ($ Thousands)
Lithuania — 0.1%
Apranga PVA	113,790	$334

Malaysia — 1.0%
AMMB Holdings	237,300	408
Astro Malaysia Holdings	544,500	464
Axiata Group	129,700	233
Berjaya Auto	680,200	696
DiGi.Com	189,100	289
Karex	993,450	851
Malayan Banking	211,300	520
Maxis	138,400	260
Sime Darby	316,100	717
Telekom Malaysia	239,400	475
UMW Holdings	300,200	878

		5,791

Mauritius — 0.0%
MCB Group	47,500	271

Mexico — 2.7%
Alfa, Cl A	185,800	364
America Movil, Ser L	841,800	883
Arca Continental	138,400	837
Banregio Grupo Financiero	284,000	1,561
Controladora Vuela Cia de Aviacion ADR *	32,074	383
Fomento Economico Mexicano	53,300	474
Gentera	337,500	579
Grupo Aeroportuario del Centro Norte Sab, Cl B	111,434	522
Grupo Aeroportuario del Pacifico, Ser B	45,700	325
Grupo Herdez	71,000	183
Grupo Mexico, Ser B	165,100	511
Grupo Televisa	20,000	151
Grupo Televisa ADR	98,565	3,731
Kimberly-Clark de Mexico, Cl A	822,900	1,859
Megacable Holdings	129,100	544
Southern Copper	25,540	767
Wal-Mart de Mexico	865,000	2,137

		15,811

Morocco — 0.2%
Attijariwafa Bank	11,790	425
Ciments du Maroc	4,560	562

		987

Nigeria — 0.6%
Guaranty Trust Bank	8,078,095	1,167
Mobil Nigeria	236,135	174
Nigerian Breweries	264,580	200
Presco *	1,266,930	224
SEPLAT Petroleum Development	616,500	1,047
Zenith Bank	9,013,573	960

		3,772

Oman — 0.1%
Bank Muscat	607,435	852

Pakistan — 0.6%

Description	Shares	Market Value ($ Thousands)
Habib Bank	1,800,000	$3,589

Panama — 0.5%
Avianca Holdings ADR *	126,077	1,302
Copa Holdings, Cl A	16,075	1,371
InRetail Peru *(A)	25,000	369

		3,042

Peru — 0.7%
Alicorp *	263,220	476
Cementos Pacasmayo	355,050	557
Credicorp	12,401	1,750
Ferreycorp	734,300	332
Intercorp Financial Services	35,590	1,043

		4,158

Philippines — 4.0%
Aboitiz Equity Ventures	251,130	315
Aboitiz Power	523,700	505
Ayala	44,120	782
Ayala Land	897,100	806
BDO Unibank	1,443,385	3,496
East West Banking *	983,300	484
Emperador	1,206,500	270
Globe Telecom	12,200	698
GT Capital Holdings	24,250	759
Jollibee Foods	365,489	1,648
Megaworld	21,972,084	2,341
Philippine Long Distance Telephone	7,310	456
PNOC Energy Development (Philippines)	4,026,500	714
Puregold Price Club	811,451	692
Robinsons Land	2,621,700	1,735
Robinsons Retail Holdings	500,040	841
Security Bank	331,200	1,159
SM Prime Holdings	2,450,500	1,057
Universal Robina	1,136,240	4,863

		23,621

Poland — 1.6%
Agora *	45,224	150
Alior Bank *	13,701	339
AmRest Holdings *	7,587	299
CCC	11,794	577
Eurocash	310,925	3,084
PGE	379,575	2,077
Powszechny Zaklad Ubezpieczen	22,425	2,675
Tauron Polska Energia	465,023	589

		9,790

Qatar — 0.5%
Al Khalij Commercial Bank	76,690	462
Barwa Real Estate	75,434	1,031
Qatar Electricity & Water	8,660	505
United Development	139,740	867

		2,865

Romania — 1.1%
Banca Transilvania *	5,645,850	3,372
BRD-Groupe Societe Generale *	224,005	615
OMV Petrom	6,671,400	626
Societatea Nationala de Gaze Naturale ROMGAZ GDR *	203,673	1,794

		6,407

3	SEI Institutional Investments Trust / Annual Report / May 31, 2015

SCHEDULE OF INVESTMENTS

Emerging Markets Equity Fund

May 31, 2015

Description	Shares	Market Value ($ Thousands)
Russia — 2.0%
Gazprom ADR	442,619	$2,374
Lukoil ADR	36,751	1,760
MMC Norilsk Nickel ADR	34,984	616
Sberbank of Russia ADR	63,680	360
Sistema GDR	50,618	385
Surgutneftegas ADR	299,083	1,819
Tatneft ADR	68,951	2,312
Yandex, Cl A *	114,905	2,072

		11,698

South Africa — 2.7%
Aspen Pharmacare Holdings	10,040	301
Aveng	192,438	135
Barclays Africa Group	50,770	733
Capitec Bank Holdings	4,349	181
DataTec	152,908	836
Exxaro Resources	23,762	164
FirstRand	443,622	1,896
Foschini Group	18,955	253
Imperial Holdings	12,953	194
Liberty Holdings	52,218	674
Life Healthcare Group Holdings	127,164	381
MMI Holdings	695,062	1,749
MTN Group	66,978	1,185
Netcare	188,619	603
Northam Platinum *	121,265	482
Redefine Properties ‡	792,900	697
Sasol	22,578	795
Shoprite Holdings	104,585	1,384
Sibanye Gold	441,303	772
SPAR Group	36,775	563
Standard Bank Group	29,480	383
Steinhoff International Holdings	146,946	909
Truworths International	39,797	284
Tsogo Sun Holdings	166,135	355

		15,909

South Korea — 7.9%
CJ	2,214	479
Coway	3,010	249
Daesang	13,258	442
Daishin Securities	28,900	308
Dongbu Insurance	8,938	415
Halla Visteon Climate Control	9,564	318
Hanmi Pharm *	2,620	974
Hanwha	19,173	747
Hanwha Life Insurance	56,591	421
Heung-A Shipping, Cl A	177,156	473
Hyosung	2,236	232
Hyundai Development - Engineering & Construction	15,135	826
Hyundai Marine & Fire Insurance	16,389	411
Hyundai Motor	4,641	662
HyVision System	25,584	274
Iljin Display	42,158	405
i-SENS *	6,569	323
Kangwon Land	19,360	704
KC Green Holdings	26,138	289
Kia Motors	38,360	1,649
Korea Aerospace Industries	16,163	929

Description	Shares	Market Value ($ Thousands)
Korea Electric Power ADR	125,100	$2,586
Korea Investment Holdings	9,690	580
Korea Petro Chemical Industries	2,790	421
Korean Air Lines *	18,127	662
KT&G	37,256	3,241
Kyongnam Bank *	88,213	788
LG	9,335	525
LG Display ADR	91,600	1,210
LG Electronics	467	23
LG.Philips LCD	23,380	617
LS Industrial Systems *	5,693	272
MDS Technology	15,767	332
Medy-Tox	9,120	3,833
Meritz Fire & Marine Insurance	62,758	824
NAVER	3,195	1,756
OCI Materials	12,844	1,328
S&T Motiv	8,317	493
S-1	4,860	363
Samsung Electronics	5,525	6,516
Samsung Life Insurance	2,969	300
Samsung Techwin	11,091	269
SFA Engineering	6,515	277
Simm Tech	34,572	301
SK C&C	2,365	532
SK Holdings	1,762	284
SK Hynix	65,784	3,033
SK Telecom	3,221	717
SK Telecom ADR	96,000	2,346
Tovis	39,399	562
Woongjin Thinkbig	45,258	447

		46,968

Spain — 0.0%
Cemex Latam Holdings *	36,170	178

Taiwan — 9.0%
ASPEED Technology *	26,000	266
Asustek Computer	205,000	2,017
AU Optronics ADR	356,200	1,927
Cathay Financial Holding	173,000	310
Chailease Holding	94,000	238
Cheng Shin Rubber Industry	116,000	268
Chicony Electronics	387,000	1,082
China Life Insurance	707,000	792
Chipbond Technology	286,000	664
Compal Electronics	1,891,000	1,565
Coretronic	656,000	844
CTCI	144,000	248
Delta Electronics	152,000	869
Far Eastern Department Stores	332,000	245
Farglory Land Development	146,000	166
Fubon Financial Holding	1,085,000	2,234
Global Lighting Technologies	272,000	380
Highwealth Construction	211,000	529
Hon Hai Precision Industry	1,039,000	3,355
Innolux, Cl A	2,336,000	1,446
Inventec	1,455,000	1,043
Lite-On Technology	1,285,000	1,650
LuxNet *	167,000	507
Macauto Industrial *	77,000	301
Makalot Industrial	94,000	808
MediaTek	86,000	1,161
Merida Industry	41,000	296
PChome Online	43,000	628

4	SEI Institutional Investments Trust / Annual Report / May 31, 2015

SCHEDULE OF INVESTMENTS

Emerging Markets Equity Fund

May 31, 2015

Description	Shares	Market Value ($ Thousands)
Pegatron	1,392,000	$4,154
POU Chen	297,000	426
Powertech Technology	414,000	882
Quanta Computer	302,000	766
Radiant Opto-Electronics	224,000	821
Realtek Semiconductor	113,000	345
Ruentex Development	538,000	864
Silergy	65,000	652
Silicon Motion Technology ADR	30,778	1,091
Taishin Financial Holding	893,000	387
Taiwan Cement	789,000	1,072
Taiwan PCB Techvest	448,000	675
Taiwan Semiconductor Manufacturing	360,000	1,712
Taiwan Semiconductor Manufacturing ADR	308,265	7,485
Transcend Information	78,000	300
Tung Thih Electronic	213,000	1,149
Vanguard International Semiconductor	179,000	292
Wan Hai Lines	687,000	656
Wistron	909,000	746
WPG Holdings	1,494,000	1,925
XAC Automation *	288,000	904

		53,143

Thailand — 2.5%
Advanced Info Service	59,200	412
Bangchak Petroleum	1,036,000	1,024
Bangkok Dusit Medical Services	874,700	502
Bangkok Expressway	661,600	787
Beauty Community	5,228,800	662
Kasikornbank	156,506	908
Minor International	932,036	845
PTT	277,200	2,859
PTT Global Chemical	438,900	855
Sansiri	6,733,700	376
Siam Cement	153,522	2,410
Siam Commercial Bank	83,700	394
Srisawad Power 1979	510,408	637
Thai Union Frozen Products	1,692,200	1,026
Thanachart Capital	843,200	858

		14,555

Turkey — 1.3%
Aselsan Elektronik Sanayi Ve Ticaret	50,222	263
Coca-Cola Icecek	134,565	2,280
Eregli Demir ve Celik Fabrikalari	658,958	1,060
Ford Otomotiv Sanayi	57,874	775
Kardemir Karabuk Demir Celik Sanayi ve Ticaret, Cl D *	746,615	454
Kordsa Global Endustriyel Iplik ve Kord Bezi Sanayi ve Ticaret	246,427	426
TAV Havalimanlari Holding	96,997	805
Tofas Turk Otomobil Fabrikasi	90,693	615
Turk Traktor ve Ziraat Makineleri	25,674	718
Yazicilar Holding, Cl A	32,864	282

		7,678

Ukraine — 0.0%
MHP GDR	21,050	230

United Arab Emirates — 2.2%

Description	Shares/Number of P-Notes	Market Value ($ Thousands)
Air Arabia	761,270	$330
Al Noor Hospitals Group	217,016	3,159
DAMAC Properties Dubai *	3,339,537	2,700
Dubai Islamic Bank	775,887	1,420
Dubai Parks & Resorts *	739,259	211
Emaar Properties	1,111,417	2,339
Emirates NBD PJSC	300,000	795
First Gulf Bank	136,580	542
Mashreqbank	13,325	406
NMC Health	43,284	503
Ras Al Khaimah Ceramics	639,770	556

		12,961

United Kingdom — 0.2%
Acacia Mining	40,291	188
Genel Energy *	45,964	370

		558

United States — 0.9%
Kansas City Southern	18,485	1,673
Luxoft Holding, Cl A *	7,117	381
PriceSmart	42,608	3,474

		5,528

Total Common Stock (Cost $413,970) ($ Thousands)		423,898

EXCHANGE TRADED FUNDS — 17.0%

United States — 17.0%
iPath MSCI India Index ETN	35,629	2,522
iShares MSCI Emerging Markets Index Fund	2,176,395	89,493
iShares MSCI India ETF	83,000	2,537
WisdomTree India Earnings Fund	279,300	6,178

Total Exchange Traded Funds (Cost $101,481) ($ Thousands)		100,730

PARTICIPATION NOTES* — 7.9%
Aisino, Expires 12/09/19	97,746	1,469
Al Tayyar Travel Group,01/07/16	17,866	506
Al Tayyar Travel Group, Expires 03/05/18	43,829	1,242
ALAFCO Aviation Lease & Finance KSCP, Expires 12/20/18	236,767	170
Almacenes Exito, Expires 10/31/18	54,719	505
Arcelik, Expires 11/06/17	127,487	692
Baco Davivienda, Expires 12/05/18	49,770	506
Bank Alfalah, Expires 01/20/16	1,747,330	445
Beiqi Foton Motor, Expires 12/09/19	294,422	440
BRAC Bank, Expires 01/02/25	1,049,550	471
Bupa Arabia for Cooperative Insurance, Expires 04/05/17	47,188	2,966
Cemex Latam Holdings 10/31/18	266,756	1,335
CO For Cooperative Insurance, Expires 07/31/17	45,792	1,144
Constructora Conconcreto, Expires 12/05/18	497,710	224
Credit Agricole Egypt, Expires 12/02/19	112,880	344

5	SEI Institutional Investments Trust / Annual Report / May 31, 2015

SCHEDULE OF INVESTMENTS

Emerging Markets Equity Fund

May 31, 2015

Description	Number of P-Notes	Market Value ($ Thousands)
Danang Rubber, Expires 06/03/19	173,770	$486
DG Khan Cement, Expires 01/17/17	475,500	602
East African Breweries, Expires 10/31/17	597,938	1,831
Empresa de Telecomunicaciones de Bogota, Expires 12/05/18	1,784,970	362
Envoy Textiles, Expires 01/02/25	286,470	174
Fauji Cement, Expires 12/02/16	834,780	277
First Gulf Bank, Expires 08/14/15	153,114	608
First Gulf Bank, Expires 12/11/17	210,692	832
Fortis Healthcare, Expires 08/07/20	229,281	625
FPT, Expires 06/01/15	286,000	585
Fuyao Glass Industry Group, Expires 11/25/15	312,204	825
Glenmark Pharmaceuticals, Expires 06/28/18	46,738	641
GrameenPhone, Expires 07/08/21	106,850	444
Habib Bank, Expires 04/28/25	193,000	385
Hemas Holdings, Expires 12/03/15	279,260	168
Henan Pinggao, Expires 02/18/25	139,218	528
Huangshan Tourism Development, Expires 12/09/19	188,648	665
Jazeera Airways, Expires 12/20/18	376,700	566
John Keells Holdings, Expires 07/05/19	231,920	338
Kuwait Food Americana, Expires 02/24/16	51,210	444
LAUGFS Gas, Expires 12/03/15	695,016	196
LIC Housing Finance, Expires 03/08/19	50,141	329
LIC Housing Finance, Expires 03/08/19	33,512	220
Mabanee, Expires 08/05/19	147,177	461
Mobile World Investment, Expires 08/15/16	67,550	239
Mouwasat Medical Services, Expires 09/20/17	28,578	1,136
National Bank of Kuwait, Expires 03/24/16	1,412,712	3,823
National Bank of Kuwait SAKP, Expires 12/10/15	38,713	104
NCC, Expires 01/04/18	110,954	143
Palm Hills Developments SAE, Expires 05/02/18	1,509,286	604
Pegasus Hava Tasimaciligi, Expires 11/06/17	71,795	702
Pha Lai Thermal Power, Expires 01/17/17	132,400	137
Prestige Estates Projects, Expires 11/06/20	73,303	279
S.A.C.I. Falabella, Expires 11/07/18	110,376	833

Description	Number of P-Notes/Shares	Market Value ($ Thousands)
Samba Financial Group, Expires 03/02/17	210,887	$1,623
Saudi Pharmaceuticals, Expires 12/05/17	149,169	1,909
Shanghai Jahwa United, Expires 03/20/20	76,432	578
Shriram Transport, Expires 06/30/15	23,362	301
Sinotrans Air, Expires 01/21/20	136,725	646
Sintex Industries, Expires 11/10/20	151,172	261
SKS Microfinance, Expires 11/05/18	89,372	647
Tokyo Cement Lanka, Expires 12/03/15	326,620	130
Turkiye Garanti Bankasi, Expires 11/30/17	329,183	1,032
United Bank, Expires 10/31/16	1,333,130	2,064
United Bank, Expires 01/17/17	37,560	58
United International Transportation, Expires 07/31/17	128,575	1,977
Vietnam Dairy Products, Expires 12/03/15	127,090	612
Vingroup, Expires 01/20/16	436,130	941
Yes Bank, Expires 11/25/19	36,258	497

Total Participation Notes (Cost $47,067) ($ Thousands)		46,327

PREFERRED STOCK — 1.2%

Brazil — 1.0%
AES Tiete	42,400	227
Banco do Estado do Rio Grande do Sul	51,100	161
Bradespar	212,400	754
Cia Energetica de Minas Gerais	83,600	375
Cia Energetica de Sao Paulo	82,300	505
Cia Paranaense de Energia	82,800	858
Itau Unibanco Holding	23,000	248
Itausa - Investimentos Itau	493,570	1,376
Marcopolo	106,100	94
Suzano Papel e Celulose, Cl A	120,580	625
Vale, Cl A	80,700	426

		5,649

Colombia — 0.1%
Banco Davivienda	70,586	698

South Korea — 0.1%
LG Chemical	3,939	631

Total Preferred Stock (Cost $8,439) ($ Thousands)		6,978

CASH EQUIVALENT — 0.5%
SEI Daily Income Trust, Prime Obligation Fund, Cl A
0.010% ** †	2,799,884	2,800

6	SEI Institutional Investments Trust / Annual Report / May 31, 2015

SCHEDULE OF INVESTMENTS

Emerging Markets Equity Fund

May 31, 2015

Description	Face Amount (Thousands)(1)		Market Value ($ Thousands)
Total Cash Equivalent (Cost $2,800) ($ Thousands)			2,800

TIME DEPOSITS — 1.2%
Brown Brothers Harriman
5.800%, 06/01/2015	ZAR	7	1
0.100%, 06/01/2015	CAD	3	2
0.079%, 06/01/2015	GBP	43	65
0.030%, 06/01/2015		7,228	7,228
0.005%, 06/01/2015	HKD	269	35
(0.211)%, 06/01/2015	EUR	20	22

Total Time Deposits (Cost $7,353) ($ Thousands)			$7,353

Total Investments — 99.4% (Cost $581,110) ($ Thousands)			$588,086

Percentages are based on a Net Assets of $592,097 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2015.

†	Investment in Affiliated Security (see Note 6).

‡	Real Estate Investment Trust.

‡‡	Expiration date is unavailable.
(1)	In U.S. dollars unless otherwise indicated.

(A)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.

ADR — American Depositary Receipt

CAD — Canadian Dollar

Cl — Class

ETF — Exchange Traded Fund

ETN — Exchange Traded Fund

EUR — Euro

GBP — British Pound Sterling

GDR — Global Depositary Receipt

HKD — Hong Kong Dollar

MSCI — Morgan Stanley Capital International

Ser — Series

ZAR — South African Rand

The following is a list of the level of inputs used as of May 31, 2015, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$422,627	$1,271	$—	$423,898
Exchange Traded Funds	100,730	—	—	100,730
Warrants	—	46,327	—	46,327
Preferred Stock	6,978	—	—	6,978
Cash Equivalent	2,800	—	—	2,800
Time Deposits	—	7,353	—	7,353

Total Investments in Securities	$533,135	$54,951	$—	$588,086

For the year ended May 31, 2015, there were no transfers between Level 1 and Level 2 and assets and liabilities.

For the year ended May 31, 2015, there were no transfers between Level 2 and Level 3 and assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

7	SEI Institutional Investments Trust / Annual Report / May 31, 2015

CONSOLIDATED SCHEDULE OF INVESTMENTS

Dynamic Asset Allocation Fund

May 31, 2015

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 98.6%

Consumer Discretionary — 12.3%
Amazon.com *	40,300	$17,298
AutoNation *	9,100	568
AutoZone *	3,300	2,223
Bed Bath & Beyond *	20,100	1,433
Best Buy	30,300	1,051
BorgWarner	23,500	1,414
Cablevision Systems, Cl A	20,100	493
Carmax *	21,800	1,549
Carnival, Cl A	46,800	2,168
CBS, Cl B	49,343	3,045
Chipotle Mexican Grill, Cl A *	3,200	1,970
Coach	29,500	1,043
Comcast, Cl A	269,200	15,737
Darden Restaurants	12,300	806
Delphi Automotive	30,000	2,609
DIRECTV *	52,300	4,761
Discovery Communications, Cl A *	15,500	526
Discovery Communications, Cl C *	29,700	934
Dollar General	31,500	2,287
Dollar Tree *	21,500	1,612
DR Horton	35,800	935
Expedia	10,800	1,158
Family Dollar Stores	10,000	775
Ford Motor	421,900	6,400
Fossil Group *	4,400	312
GameStop, Cl A	10,400	451
Gannett	23,600	845
Gap	28,200	1,081
Garmin	14,100	641
General Motors	140,700	5,061
Genuine Parts	16,351	1,479
Goodyear Tire & Rubber	27,200	866
H&R Block	28,600	908
Hanesbrands	41,400	1,319
Harley-Davidson	21,100	1,129
Harman International Industries	7,200	868
Hasbro	12,600	909
Home Depot	139,632	15,558
Interpublic Group	42,900	876
Johnson Controls	68,200	3,548
Kohl’s	21,000	1,375
L Brands	25,500	2,206
Leggett & Platt	14,400	681
Lennar, Cl A	20,000	933
Lowe’s	102,200	7,152
Macy’s	35,800	2,397
Marriott International, Cl A	20,900	1,630
Mattel	36,400	939
McDonald’s	102,100	9,794
Michael Kors Holdings *	20,100	935
Mohawk Industries *	6,728	1,256
NetFlix *	6,300	3,932
Newell Rubbermaid	28,200	1,115
News, Cl A *	54,100	820
NIKE, Cl B	73,500	7,473
Nordstrom	15,000	1,090
Omnicom Group	25,700	1,915
O’Reilly Automotive *	10,800	2,371
Priceline Group *	5,500	6,446
PulteGroup	31,700	608
PVH	8,600	900

Description	Shares	Market Value ($ Thousands)
Ralph Lauren	6,500	$848
Ross Stores	21,700	2,098
Royal Caribbean Cruises	16,500	1,254
Scripps Networks Interactive, Cl A	10,000	670
Staples	69,900	1,151
Starbucks	157,500	8,184
Starwood Hotels & Resorts Worldwide	18,400	1,523
Target	68,100	5,402
Tiffany	11,200	1,050
Time Warner	88,400	7,468
Time Warner Cable, Cl A	30,000	5,427
TJX	71,000	4,571
Tractor Supply	14,700	1,281
TripAdvisor *	11,600	885
Twenty-First Century Fox, Cl A	194,900	6,549
Under Armour, Cl A *	17,900	1,404
Urban Outfitters *	10,300	354
VF	35,700	2,514
Viacom, Cl B	38,100	2,548
Walt Disney	165,562	18,273
Whirlpool	8,100	1,492
Wyndham Worldwide	12,900	1,095
Wynn Resorts	8,400	846
Yum! Brands	46,400	4,181

		245,682

Consumer Staples — 9.4%
Altria Group	209,100	10,706
Archer-Daniels-Midland	65,900	3,483
Brown-Forman, Cl B	16,200	1,527
Campbell Soup	18,500	894
Clorox	14,000	1,507
Coca-Cola	416,200	17,048
Coca-Cola Enterprises	22,500	995
Colgate-Palmolive	91,000	6,078
ConAgra Foods	45,900	1,772
Constellation Brands, Cl A	17,500	2,063
Costco Wholesale	46,300	6,602
CVS Health	119,400	12,224
Dr. Pepper Snapple Group	20,450	1,567
Estee Lauder, Cl A	23,200	2,028
General Mills	62,800	3,526
Hershey	15,400	1,430
Hormel Foods	14,000	801
JM Smucker	11,182	1,326
Kellogg	26,200	1,645
Keurig Green Mountain	12,600	1,087
Kimberly-Clark	39,200	4,267
Kraft Foods Group	61,166	5,166
Kroger	51,100	3,720
Lorillard	37,200	2,696
McCormick	13,300	1,044
Mead Johnson Nutrition, Cl A	20,700	2,014
Molson Coors Brewing, Cl B	16,600	1,218
Mondelez International, Cl A	175,700	7,307
Monster Beverage *	15,200	1,935
PepsiCo	157,062	15,146
Philip Morris International	164,000	13,624
Procter & Gamble	285,800	22,404
Reynolds American	32,000	2,456
Sysco	60,700	2,256
Tyson Foods, Cl A	30,200	1,282
Walgreens Boots Alliance	91,600	7,863
Wal-Mart Stores	167,555	12,444
Whole Foods Market	37,500	1,547

		186,698

1	SEI Institutional Investments Trust / Annual Report / May 31, 2015

CONSOLIDATED SCHEDULE OF INVESTMENTS

Dynamic Asset Allocation Fund

May 31, 2015

Description	Shares	Market Value ($ Thousands)
Energy — 7.9%
Anadarko Petroleum	52,700	$4,406
Apache	38,700	2,316
Baker Hughes	46,900	3,023
Cabot Oil & Gas	45,300	1,538
Cameron International *	19,600	1,006
Chesapeake Energy	53,800	759
Chevron	199,000	20,497
Cimarex Energy	9,500	1,097
ConocoPhillips	131,000	8,342
CONSOL Energy	22,600	629
Devon Energy	39,700	2,589
Diamond Offshore Drilling	6,400	194
Ensco, Cl A	24,400	574
EOG Resources	57,000	5,055
EQT	16,100	1,370
Exxon Mobil	443,300	37,769
FMC Technologies *	24,100	1,007
Halliburton	88,300	4,009
Helmerich & Payne	11,200	818
Hess	26,400	1,783
Kinder Morgan	178,977	7,426
Marathon Oil	68,700	1,868
Marathon Petroleum	28,855	2,985
Murphy Oil	17,300	752
National Oilwell Varco	42,200	2,076
Newfield Exploration *	18,200	688
Noble	23,600	395
Noble Energy	40,600	1,778
Occidental Petroleum	82,200	6,427
ONEOK	22,400	939
Phillips 66	56,500	4,470
Pioneer Natural Resources	15,500	2,291
QEP Resources	16,800	316
Range Resources	18,100	1,003
Schlumberger	135,300	12,281
Southwestern Energy *	40,500	1,044
Spectra Energy	69,400	2,441
Tesoro	13,000	1,151
Transocean	38,700	730
Valero Energy	53,400	3,164
Williams	72,400	3,700

		156,706

Financials — 15.8%
ACE	33,800	3,599
Affiliated Managers Group *	5,900	1,320
Aflac	46,200	2,875
Allstate	43,200	2,908
American Express	93,300	7,438
American International Group	145,900	8,551
American Tower, Cl A ‡	43,947	4,078
Ameriprise Financial	19,000	2,367
Aon	29,100	2,945
Apartment Investment & Management, Cl A ‡	18,300	694
Assurant	8,200	540
AvalonBay Communities ‡	13,700	2,281
Bank of America	1,113,900	18,379
Bank of New York Mellon	115,800	5,021
BB&T	74,100	2,925
Berkshire Hathaway, Cl B *	192,900	27,585
BlackRock, Cl A	13,541	4,953
Boston Properties ‡	15,800	2,055

Description	Shares	Market Value ($ Thousands)
Capital One Financial	57,400	$4,796
CBRE Group, Cl A *	31,100	1,189
Charles Schwab	120,000	3,798
Chubb	24,700	2,408
Cincinnati Financial	15,400	779
Citigroup	321,300	17,376
CME Group, Cl A	34,200	3,222
Comerica	18,500	906
Crown Castle International ‡	34,300	2,797
Discover Financial Services	46,600	2,716
E*TRADE Financial *	30,000	884
Equity Residential ‡	38,100	2,832
Essex Property Trust ‡	6,700	1,492
Fifth Third Bancorp	84,700	1,714
Franklin Resources	40,700	2,072
General Growth Properties ‡	65,300	1,850
Genworth Financial, Cl A *	45,000	357
Goldman Sachs Group	43,100	8,887
Hartford Financial Services Group	43,800	1,801
HCP ‡	47,300	1,831
Health Care ‡	36,000	2,529
Host Hotels & Resorts ‡	80,785	1,609
Hudson City Bancorp	44,300	421
Huntington Bancshares	84,200	937
Intercontinental Exchange	11,569	2,739
Invesco	44,800	1,784
Iron Mountain ‡	19,471	710
JPMorgan Chase	394,400	25,944
KeyCorp	88,900	1,296
Kimco Realty ‡	43,900	1,052
Legg Mason	9,300	496
Leucadia National	32,800	808
Lincoln National	27,300	1,556
Loews	32,200	1,292
M&T Bank	14,000	1,692
Macerich ‡	14,600	1,199
Marsh & McLennan	58,000	3,377
McGraw Hill Financial	29,100	3,019
MetLife	119,200	6,229
Moody’s	18,447	1,994
Morgan Stanley	164,400	6,280
NASDAQ OMX Group	12,300	637
Navient	39,300	757
Northern Trust	23,100	1,722
People’s United Financial	28,900	450
Plum Creek Timber ‡	18,300	755
PNC Financial Services Group	55,700	5,330
Principal Financial Group	28,800	1,489
Progressive	56,300	1,539
Prologis ‡	53,300	2,110
Prudential Financial	48,700	4,121
Public Storage ‡	15,700	3,039
Realty Income ‡	23,000	1,048
Regions Financial	139,600	1,409
Simon Property Group ‡	33,200	6,023
SL Green Realty ‡	10,200	1,210
SunTrust Banks	54,100	2,309
T. Rowe Price Group	26,700	2,154
Torchmark	12,300	702
Travelers	33,800	3,418
Unum Group	26,100	912
US Bancorp	189,500	8,169
Ventas ‡	34,400	2,288
Vornado Realty Trust ‡	18,600	1,858
Wells Fargo	495,800	27,745

2	SEI Institutional Investments Trust / Annual Report / May 31, 2015

CONSOLIDATED SCHEDULE OF INVESTMENTS

Dynamic Asset Allocation Fund

May 31, 2015

Description	Shares	Market Value ($ Thousands)
Weyerhaeuser ‡	55,747	$1,815
XL Group, Cl A	31,400	1,183
Zions Bancorporation	22,900	661

		316,037

Health Care — 14.9%
Abbott Laboratories	158,500	7,703
AbbVie	182,500	12,153
Actavis *	41,400	12,702
Aetna	36,618	4,320
Agilent Technologies	35,200	1,450
Alexion Pharmaceuticals *	21,100	3,457
AmerisourceBergen	21,761	2,449
Amgen	80,500	12,579
Anthem	28,600	4,801
Baxter International	56,400	3,757
Becton Dickinson	21,677	3,046
Biogen *	24,900	9,885
Boston Scientific *	138,100	2,523
Bristol-Myers Squibb	176,300	11,389
C.R. Bard	7,700	1,311
Cardinal Health	34,000	2,998
Celgene *	85,100	9,739
Cerner *	31,700	2,133
Cigna	26,800	3,774
DaVita HealthCare Partners *	18,500	1,550
Dentsply International	14,600	760
Edwards Lifesciences *	11,200	1,464
Eli Lilly	102,700	8,103
Endo International *	18,300	1,533
Express Scripts Holding *	77,500	6,753
Gilead Sciences	157,756	17,711
HCA Holdings *	30,300	2,479
Henry Schein *	8,500	1,204
Hospira *	17,900	1,583
Humana	15,800	3,392
Intuitive Surgical *	3,800	1,853
Johnson & Johnson	294,000	29,441
Laboratory Corp of America Holdings *	10,854	1,280
Mallinckrodt *	12,200	1,579
McKesson	24,900	5,907
Medtronic	151,255	11,544
Merck	300,600	18,303
Mylan *	42,600	3,094
Patterson	8,900	426
PerkinElmer	12,000	633
Perrigo	14,700	2,797
Pfizer	648,596	22,539
Quest Diagnostics	15,300	1,151
Regeneron Pharmaceuticals *	7,700	3,947
St. Jude Medical	29,500	2,176
Stryker	31,400	3,018
Tenet Healthcare *	9,100	484
Thermo Fisher Scientific	41,300	5,354
UnitedHealth Group	101,200	12,165
Universal Health Services, Cl B	9,700	1,257
Varian Medical Systems *	10,400	901
Vertex Pharmaceuticals *	25,200	3,233
Waters *	8,600	1,149
Zimmer Holdings	17,400	1,985
Zoetis, Cl A	51,967	2,586

		297,503

Industrials — 10.0%
3M	67,400	10,722
ADT	18,500	675

Description	Shares	Market Value ($ Thousands)
Allegion	10,933	$683
American Airlines Group	74,600	3,161
Ametek	25,100	1,349
Boeing	69,600	9,780
C.H. Robinson Worldwide	15,200	938
Caterpillar	64,800	5,529
Cintas	10,400	895
CSX	106,500	3,629
Cummins	17,400	2,358
Danaher	65,600	5,663
Deere	36,100	3,382
Delta Air Lines	85,200	3,657
Dover	17,000	1,282
Dun & Bradstreet	3,500	448
Eaton	50,301	3,601
Emerson Electric	71,000	4,282
Equifax	12,400	1,244
Expeditors International of Washington	19,900	912
Fastenal	29,000	1,204
FedEx	27,349	4,738
Flowserve	14,000	770
Fluor	15,200	855
General Dynamics	32,800	4,597
General Electric	1,064,300	29,023
Honeywell International	83,200	8,669
Illinois Tool Works	36,256	3,402
Ingersoll-Rand	27,100	1,864
Jacobs Engineering Group *	12,300	532
Joy Global	9,300	362
Kansas City Southern	11,600	1,050
L-3 Communications Holdings, Cl 3	8,600	1,013
Lockheed Martin	27,900	5,251
Masco	36,300	983
Nielsen Holdings	40,200	1,809
Norfolk Southern	31,800	2,926
Northrop Grumman	20,600	3,279
Paccar	36,400	2,313
Pall	11,100	1,381
Parker Hannifin	15,500	1,867
Pentair	18,346	1,175
Pitney Bowes	18,800	411
Precision Castparts	14,600	3,090
Quanta Services *	20,300	595
Raytheon	33,100	3,418
Republic Services, Cl A	24,900	1,003
Robert Half International	14,100	795
Rockwell Automation	14,200	1,745
Rockwell Collins	14,500	1,380
Roper Industries	10,400	1,820
Ryder System	6,200	568
Snap-on	6,400	994
Southwest Airlines	70,700	2,619
Stanley Black & Decker	16,400	1,680
Stericycle *	9,000	1,236
Textron	29,800	1,348
Tyco International	43,400	1,751
Union Pacific	93,700	9,455
United Parcel Service, Cl B	74,000	7,342
United Rentals *	10,800	960
United Technologies	87,800	10,288
Waste Management	44,100	2,189
WW Grainger	6,200	1,490
Xylem	19,000	695

		200,125

3	SEI Institutional Investments Trust / Annual Report / May 31, 2015

CONSOLIDATED SCHEDULE OF INVESTMENTS

Dynamic Asset Allocation Fund

May 31, 2015

Description	Shares	Market Value ($ Thousands)
Information Technology — 19.9%
Accenture, Cl A	67,000	$6,435
Adobe Systems *	49,500	3,915
Akamai Technologies *	18,600	1,419
Alliance Data Systems *	6,600	1,967
Altera	32,000	1,563
Amphenol, Cl A	32,900	1,877
Analog Devices	32,200	2,188
Apple	615,000	80,122
Applied Materials	127,800	2,573
Autodesk *	24,000	1,300
Automatic Data Processing	50,900	4,352
Avago Technologies, Cl A	26,700	3,953
Broadcom, Cl A	58,700	3,337
CA	34,300	1,044
Cisco Systems	540,900	15,854
Citrix Systems *	16,600	1,079
Cognizant Technology Solutions, Cl A *	63,400	4,103
Computer Sciences	15,500	1,063
Corning	131,300	2,747
eBay *	117,300	7,197
Electronic Arts *	32,200	2,021
EMC	212,300	5,592
Equinix ‡	5,800	1,555
F5 Networks *	7,500	942
Facebook, Cl A *	222,300	17,604
Fidelity National Information Services	29,900	1,875
First Solar *	7,800	388
Fiserv *	25,300	2,028
FLIR Systems	13,200	403
Google, Cl A *	30,245	16,493
Google, Cl C *	30,422	16,188
Harris	13,900	1,101
Hewlett-Packard	193,800	6,473
Intel	501,700	17,289
International Business Machines	97,358	16,517
Intuit	29,400	3,062
Juniper Networks	36,000	1,001
Kla-Tencor	16,900	1,008
Lam Research	16,587	1,364
Linear Technology	24,900	1,192
MasterCard, Cl A	103,700	9,567
Microchip Technology	22,300	1,096
Micron Technology *	111,800	3,123
Microsoft	866,900	40,623
Motorola Solutions	21,000	1,239
NetApp	32,400	1,082
Nvidia	51,800	1,146
Oracle	339,800	14,778
Paychex	34,200	1,690
Qualcomm	175,000	12,194
Red Hat *	19,900	1,538
salesforce.com inc *	64,800	4,714
SanDisk	21,800	1,491
Seagate Technology	33,900	1,886
Skyworks Solutions	19,800	2,165
Symantec	71,400	1,758
TE Connectivity	41,900	2,891
Teradata *	14,700	573
Texas Instruments	111,700	6,246
Total System Services	17,600	725
VeriSign *	12,600	796
Visa, Cl A	205,600	14,121
Western Digital	22,600	2,200

Description	Shares	Market Value ($ Thousands)
Western Union	56,700	$1,245
Xerox	108,700	1,241
Xilinx	27,200	1,290
Yahoo! *	93,400	4,010

		397,612

Materials — 3.2%
Air Products & Chemicals	20,300	2,979
Airgas	7,000	714
Alcoa	127,100	1,589
Allegheny Technologies	10,100	328
Avery Dennison	8,900	551
Ball	15,000	1,065
CF Industries Holdings	5,000	1,579
Dow Chemical	116,100	6,045
E.I. du Pont de Nemours	96,500	6,852
Eastman Chemical	16,100	1,236
Ecolab	29,000	3,325
FMC	13,900	795
Freeport-McMoRan, Cl B	110,000	2,162
International Flavors & Fragrances	8,800	1,048
International Paper	44,800	2,322
LyondellBasell Industries, Cl A	41,400	4,186
Martin Marietta Materials	6,900	1,028
MeadWestvaco	18,900	955
Monsanto	51,600	6,036
Mosaic	33,100	1,518
Newmont Mining	52,800	1,438
Nucor	33,000	1,561
Owens-Illinois *	17,100	409
PPG Industries	14,700	3,365
Praxair	30,064	3,694
Sealed Air	21,900	1,066
Sherwin-Williams	8,375	2,413
Sigma-Aldrich	12,700	1,769
Vulcan Materials	14,100	1,268

		63,296

Telecommunication Services — 2.3%
AT&T	549,500	18,980
CenturyLink	59,100	1,964
Frontier Communications	104,200	537
Level 3 Communications *	30,900	1,714
Verizon Communications	439,800	21,744

		44,939

Utilities — 2.9%
AES	67,200	914
AGL Resources	12,400	624
Ameren	26,400	1,062
American Electric Power	52,900	2,978
Centerpoint Energy	42,100	857
CMS Energy	30,100	1,028
Consolidated Edison	30,400	1,880
Dominion Resources	61,200	4,316
DTE Energy	18,400	1,458
Duke Energy	75,530	5,720
Edison International	33,500	2,037
Entergy	18,800	1,438
Eversource Energy	33,100	1,630
Exelon	92,700	3,136
FirstEnergy	44,000	1,570
Integrys Energy Group	8,300	597
NextEra Energy	46,100	4,718
NiSource	33,000	1,557
NRG Energy	35,100	884
Pepco Holdings	26,300	717

4	SEI Institutional Investments Trust / Annual Report / May 31, 2015

CONSOLIDATED SCHEDULE OF INVESTMENTS

Dynamic Asset Allocation Fund

May 31, 2015

Description	Shares/Face Amount ($ Thousands)/Contracts	Market Value ($ Thousands)
PG&E	48,800	$2,609
Pinnacle West Capital	11,500	700
PPL	69,400	2,409
Public Service Enterprise Group	52,100	2,221
SCANA	14,300	760
Sempra Energy	24,400	2,622
Southern	94,900	4,146
TECO Energy	27,100	511
Wisconsin Energy	24,500	1,183
Xcel Energy	52,700	1,794

		58,076

Total Common Stock (Cost $1,474,914) ($ Thousands)		1,966,674

	Number Of Rights
RIGHTS — 0.0%
Safeway - PDC ‡‡	21,800	1
Safeway CVR - Casa Ley ‡‡	21,800	22

Total Rights (Cost $—) ($ Thousands)		23

EXCHANGE TRADED FUND — 0.4%
SPDR S&P 500 ETF Trust	33,281	7,026

Total Exchange Traded Fund (Cost $5,962) ($ Thousands)		7,026

TIME DEPOSITS — 0.7%
Brown Brothers Harriman
0.030%, 06/01/2015	$13,980	13,980
(0.211)%, 06/01/2015 EUR	562	617

Total Time Deposits (Cost $14,596) ($ Thousands)		14,597

Total Investments — 99.7% (Cost $1,495,472) ($ Thousands)		$1,988,320

PURCHASED OPTION — 0.0%
July 2015, Euro-Bund Call, Expires 06/20/2015, Strike Price: $159 *	2,400	$210

Total Purchased Option (Premiums received $631) ($ Thousands)		$210

A list of the open futures contracts held by the Fund at May 31, 2015, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
S&P 500 Index E-MINI	(1,879)	Jun-2015	$(5,194)
Topix Index	1,486	Jun-2015	16,973

			$11,779

For the year ended May 31, 2015, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

A list of the open forward foreign currency contracts held by the Fund at May 31, 2015, is as follows:

Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) ($ Thousands)
7/22/15	EUR	177,563	USD	189,862	$(4,918)
7/22/15	GBP	65,655	USD	97,971	(2,160)
7/22/15	INR	6,173,090	USD	95,146	(504)
7/22/15	USD	93,765	EUR	87,019	1,692
7/22/15	USD	103,263	GBP	65,655	(3,132)
7/22/15	USD	196,858	INR	12,482,812	(3,442)

					$(12,464)

A list of the counterparties for the open forward foreign currency contracts held by the Fund at May 31, 2015, is as follows:

Counterparty	Currency to Deliver ($ Thousands)	Currency to Receive ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)
Bank of America	$(485,440)	$481,082	$(4,358)
Deutsche Bank	(96,050)	93,584	(2,466)
Societe Generale	(106,790)	103,602	(3,188)
Standard Bank	(118)	121	3
UBS	(96,050)	93,595	(2,455)

			$(12,464)

For the year ended May 31, 2015, the total amount of all open forward foreign currency contracts, as presented in the table above, is representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $1,993,576 ($ Thousands).

*	Non-income producing security.

‡	Real Estate Investment Trust.

‡‡	Expiration date is unavailable.

Cl — Class

EUR — Euro

GBP — British Pound Sterling

INR — Indian Rupee

S&P — Standard & Poor’s

SPDR — Standard & Poor’s Depositary Receipts

USD — U.S. Dollar

The following is a list of the level of inputs used as of May 31, 2015, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$1,966,674	$—	$—	$1,966,674
Rights	23	—	—	23
Exchange Traded Fund	7,026	—	—	7,026
Time Deposits	—	14,597	—	14,597

Total Investments in Securities	$1,973,723	$14,597	$—	$1,988,320

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Purchased Option	$—	$210	$—	$210
Futures Contracts *
Unrealized Appreciation	16,973	—	—	16,973
Unrealized Depreciation	(5,194)	—	—	(5,194)
Forwards Contracts *
Unrealized Appreciation	—	1,692	—	1,692
Unrealized Depreciation	—	(14,156)	—	(14,156)

Total Other Financial Instruments	$11,779	$(12,254)	$—	$(475)

*	Futures contracts and forwards contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended May 31, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities.

5	SEI Institutional Investments Trust / Annual Report / May 31, 2015

CONSOLIDATED SCHEDULE OF INVESTMENTS

Dynamic Asset Allocation Fund

May 31, 2015

For the year ended May 31, 2015, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

6	SEI Institutional Investments Trust / Annual Report / May 31, 2015

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

SEI Institutional Investments Trust:

We have audited the accompanying statements of assets and liabilities, including the summary schedules of investments, of the Large Cap Fund, Large Cap Diversified Alpha Fund, Large Cap Disciplined Equity Fund, Large Cap Index Fund, S&P 500 Index Fund, Extended Market Index Fund, Small Cap Fund, Small Cap II Fund, Small/Mid Cap Equity Fund, U.S. Managed Volatility Fund, World Equity Ex-US Fund, Screened World Equity Ex-US Fund and Emerging Markets Equity Fund, and the accompanying statements of assets and liabilities, including the schedules of investments, of the Opportunistic Income Fund, Core Fixed Income Fund, High Yield Bond Fund, Long Duration Fund, Long Duration Credit Fund (formerly, Long Duration Corporate Bond Fund), Ultra Short Duration Bond Fund, Emerging Markets Debt Fund, Real Return Fund, Limited Duration Bond Fund and Intermediate Duration Credit Fund (twenty-three of the twenty-five funds comprising the SEI Institutional Investments Trust (the Trust)), as of May 31, 2015, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. We have also audited the accompanying consolidated statement of assets and liabilities, including the consolidated summary schedule of investments of the Dynamic Asset Allocation Fund and the consolidated statement of assets and liabilities, including the consolidated schedule of investments, of the Multi-Asset Real Return Fund (two of the twenty-five funds comprising the Trust), as of May 31, 2015, and the related consolidated statements of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, the consolidated statement of cash flows for the year then ended for the Multi-Asset Real Return Fund, and the consolidated financial highlights for each of the years or periods in the five-year period then ended. The financial statements and consolidated financial statements and financial highlights and consolidated financial highlights, are included in Item 1 of this Form N-CSR and the schedules of investments in securities of the Large Cap Fund, Large Cap Diversified Alpha Fund, Large Cap Disciplined Equity Fund, Large Cap Index Fund, S&P 500 Index Fund, Extended Market Index Fund, Small Cap Fund, Small Cap II Fund, Small/Mid Cap Equity Fund, U.S. Managed Volatility Fund, World Equity Ex-US Fund, Screened World Equity Ex-US Fund and Emerging Markets Equity Fund and the consolidated schedule of investments in securities of the Dynamic Asset Allocation Fund, as of May 31, 2015 are included in Item 6 of this Form N-CSR. These financial statements and consolidated financial statements and financial highlights and consolidated financial highlights and the schedules of investments in securities and consolidated schedules of investments in securities are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements, consolidated financial statements, financial highlights, consolidated financial highlights and schedules of investments in securities and consolidated schedules of investments in securities based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2015, by correspondence with custodians and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and consolidated financial statements and financial highlights and consolidated financial highlights and schedules of investments in securities and consolidated schedules of investments in securities referred to above present fairly, in all material respects, the financial position of each of the funds comprising the SEI Institutional Investments Trust as of May 31, 2015, the results of their operations, the changes in their net assets, their cash flows, and the financial highlights for each of the years or periods described in the first paragraph, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Philadelphia, Pennsylvania

July 30, 2015

(b) In accordance with Section 13(c) of the Investment Company Act of 1940 the Screened World Equity Ex-US Fund did not hold any divested securities during the fiscal year ended May 31, 2015.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a standing Governance Committee (the “Committee”) currently consisting of the Independent Trustees. The Committee is responsible for evaluating and recommending nominees for election to the Registrant’s Board of Trustees (the “Board”). Pursuant to the Committee’s Charter, adopted on June 18, 2004, as amended, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Registrant’s office.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SEI Institutional Investments Trust

By	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: August 7, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: August 7, 2015

By	/s/ Arthur Ramanjulu
Arthur Ramanjulu
Controller & CFO

Date: August 7, 2015